UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-9301

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
(Exact name of registrant as specified in charter)

730 Third Avenue, New York, New York 10017
(Address of principal executive offices) (Zip code)

Lisa Snow, Esq.
c/o TIAA-CREF
730 Third Avenue,
New York, New York 10017-3206
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-490-9000

Date of fiscal year end: September 30, 2005

Date of reporting period: March 31, 2005

Item 1. Reports to Stockholders.

2005 SEMIANNUAL REPORT

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS

INSTITUTIONAL CLASS

MARCH 31, 2005
Financial statements (unaudited) including summary portfolios of investments

Growth Equity	Mid-Cap Value Index
Growth & Income	Mid-Cap Blend Index
International Equity	Small-Cap Growth Index
Large-Cap Value	Small-Cap Value Index
Mid-Cap Growth	Small-Cap Blend Index
Mid-Cap Value	International Equity Index
Small-Cap Equity	Real Estate Securities
Large-Cap Growth Index	Social Choice Equity
Large-Cap Value Index	Bond
Equity Index	Inflation-Linked Bond
S&P 500 Index	Money Market
Mid-Cap Growth Index
Sign up for electronic delivery at www.tiaa-cref.org/howto/edelivery.html

PERFORMANCE OVERVIEW AS OF MARCH 31, 2005

		Average annual compound rates
		of total return
	Inception			Since
Institutional Class	date	1 year	5 years	inception

EQUITIES
Growth Equity Fund	7/1/1999	–0.04%	–12.53%	–6.81%
Growth & Income Fund	7/1/1999	6.13	–4.24	–1.80
International Equity Fund	7/1/1999	12.84	–3.62	4.84
Large-Cap Value Fund	10/1/2002	14.25	—	24.68
Mid-Cap Growth Fund	10/1/2002	9.84	—	27.37
Mid-Cap Value Fund	10/1/2002	19.56	—	30.98
Small-Cap Equity Fund	10/1/2002	6.29	—	26.22
Large-Cap Growth Index Fund	10/1/2002	0.96	—	14.77
Large-Cap Value Index Fund	10/1/2002	12.99	—	22.13
Equity Index Fund	7/1/1999	7.02	–2.48	–0.13
S&P 500 Index Fund	10/1/2002	6.53	—	17.86
Mid-Cap Growth Index Fund	10/1/2002	8.23	—	25.44
Mid-Cap Value Index Fund	10/1/2002	18.15	—	27.54
Mid-Cap Blend Index Fund	10/1/2002	13.93	—	26.61
Small-Cap Growth Index Fund	10/1/2002	0.68	—	23.50
Small-Cap Value Index Fund	10/1/2002	9.70	—	26.32
Small-Cap Blend Index Fund	10/1/2002	5.26	—	24.87
International Equity Index Fund	10/1/2002	15.00	—	25.51
Real Estate Securities Fund	10/1/2002	10.92	—	26.66
Social Choice Equity Fund	7/1/1999	5.90	–2.33	–0.37

FIXED INCOME
Bond Fund	7/1/1999	1.15	7.22	6.75
Inflation-Linked Bond Fund	10/1/2002	2.77	—	6.56
Money Market Fund	7/1/1999	1.67	2.73	3.11

NET ANNUALIZED YIELD		NET ANNUALIZED YIELD
(30-day period ended 3/31/2005)		(7-day period ended 3/29/2005)
	Effective		Current	Effective
Bond Fund	4.32%	Money Market Fund*	2.63%	2.66%

*	Investments in the TIAA-CREF Institutional Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

A better way to keep track of your investments

Many of our investors received this report electronically. That is the fastest way we can get information to you—because it avoids the time required to print the reports, bind them and deliver them by mail.

     Electronic delivery also enables you to save the report on your computer for easy reference tomorrow or a year from now. You can sign up for e-delivery at TIAA-CREF’s Web Center at www.tiaa-cref.org/howto/edelivery.html.

     We want to remind you that, beginning with the 2004 Annual Report, which was published at the end of November, the financial reports for the TIAA-CREF Institutional Mutual Funds list each fund’s 50 largest holdings or any holding that constitutes more than 1% of a fund’s portfolio. A complete list of each fund’s holdings is on file with the Securities and Exchange Commission. For details on how to obtain this information, please see page four.

     As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit the Web Center at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Contents

Report to investors	2	Small-Cap Value Index Fund	69
		Small-Cap Blend Index Fund	73
More information for investors	4
		International Equity Index Fund	77
Special terms	5	Real Estate Securities Fund	81
Understanding investment risk	6	Social Choice Equity Fund	85
		Bond Fund	89
Important information about expenses	8	Inflation-Linked Bond Fund	93
Fund performance		Money Market Fund	97
Growth Equity Fund	9
		Summary portfolios of investments	101
Growth & Income Fund	13
International Equity Fund	17	Financial statements
Large-Cap Value Fund	21	Statements of assets and liabilities	194
Mid-Cap Growth Fund	25	Statements of operations	202
Mid-Cap Value Fund	29	Statement of cash flows	210
Small-Cap Equity Fund	33	Statements of changes in net assets	212
Large-Cap Growth Index Fund	37	Financial highlights	228
Large-Cap Value Index Fund	41	Notes to financial statements	274
Equity Index Fund	45
		How to reach us	Inside back cover
S&P 500 Index Fund	49
Mid-Cap Growth Index Fund	53
Mid-Cap Value Index Fund	57
Mid-Cap Blend Index Fund	61
Small-Cap Growth Index Fund	65

Report to investors

The following report contains the performance and financial statements for the Institutional Share Class of the TIAA-CREF Institutional Mutual Funds for the six-month period that ended on March 31, 2005. The financial statements include information about other share classes, which are not the subject of this report.

In our continuing efforts to provide the best possible investment performance for our clients, TIAA-CREF has developed an approach to investing that is grounded in three key principles.

     Because we believe that the most important element of a successful investment plan is a well-crafted and consistently executed asset allocation plan, TIAA-CREF Institutional Mutual Funds offer funds that remain true to their stated investment objectives; each one maintains pure exposure to the asset class it invests in.

     We also believe that funds achieve better results by remaining fully invested in the market at all times rather than by moving into and out of the market in response to its ups and downs. The fourth quarter of 2004, which produced the lion’s share of the last year’s advance in the U.S. stock market, shows how gains can be concentrated in fleeting periods.

     Finally, we believe that close attention to expenses is crucial to achieving favorable long-term investment performance.

     Periods of changing market conditions, such as the six-month period that ended March 31, 2005, represent an opportunity to evaluate the effectiveness of our strategies in comparison to alternative approaches. During this period, both equity and bond markets experienced reversals caused by wide swings in investor sentiment.

     In the fourth quarter of 2004, stock markets rose sharply. The Russell 3000® Index, which measures a broad range of U.S. stocks, was up 10.16%, and the Morgan Stanley EAFE® Index, which tracks many foreign markets, rose 15.21%. The investment-grade bond market, as measured by the Lehman Brothers U.S. Aggregate Index, returned 0.95%.

     During the first quarter of 2005, prospects for economic growth weakened, and the Russell 3000 gave back 2.20%. Foreign stocks lost 0.17%. Higher bond yields pushed bond prices down, and the Lehman index posted a 0.48% drop.

     Over this six-month period, our funds delivered competitive returns in nearly every category. Of the 20 equity funds offered by TIAA-CREF Institutional Mutual Funds, nine posted double-digit returns, while the Russell 3000 returned 7.73%.

     TIAA-CREF Institutional Mutual Funds provide investors with a choice of active, indexed and socially screened investment strategies. Many of our actively managed equity funds utilize an integrated approach to portfolio construction that combines research-based stock selection with quantitative risk-management methods, seeking to outperform

2 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Scott C. Evans
Executive Vice President and
Chief Investment Officer

their benchmarks within carefully managed risk levels.

     Of the six funds that use this integrated approach, the Mid-Cap Value Fund provided the highest degree of outperformance, returning 17.24%, versus 14.34% for its benchmark, the Russell Midcap® Value Index, and 10.81% for the fund’s peers in the Morningstar Mid-Cap Value category. Three of the other five funds using this approach beat their benchmarks, and four outperformed their Morningstar peers.

     Some investors prefer to invest in funds that utilize passive investment strategies that seek to match the performance of their benchmarks as closely as possible while maintaining the lowest possible costs. All eleven of our index funds closely tracked their benchmarks’ returns, minus the effects of expenses. The Social Choice Equity Fund underperformed its benchmark, the Russell 3000 Index, primarily because its social screens prevented the fund from owning a number of oil and energy sector stocks that performed exceptionally well over the previous six months.

     During the six-month period, returns in the bond market were positive but well below historical norms. Our two-fixed income funds posted returns in line with their benchmarks. The Money Market Fund outpaced the overall money market and benefited from rising short-term interest rates. The following pages provide a detailed explanation of all the funds’ performance.

     As their returns during this recent period show, our funds can deliver solid performance under a variety of market conditions. While this is no guarantee of future results, our funds will always provide well-focused components for a wide range of allocation strategies. By ensuring that each of our funds stays true to its objective, we enable your allocation strategies to stay on track.

Scott C. Evans
Executive Vice President and
Chief Investment Officer

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 3

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

     You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statement of Investments”) as of the most recently completed fiscal quarter (currently for the period ended March 31, 2005) in the following ways:

  by visiting the TIAA-CREF Web Center at www.tiaa-cref.org; or
  by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

For the period ended March 31, 2005, and for other reporting periods, you can also obtain a complete listing of TIAA-CREF Institutional Mutual Funds’ holdings on Form N-CSR (for periods ended either March 31 or September 30) or on Form N-Q (for the most recently completed fiscal quarter, either June 30 or December 31):

  through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s Web site at www.sec.gov; or
  at the SEC’s Public Reference Room (call 800 SEC-0330 for more information).

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our Web Center at www.tiaa-cref.org or on the SEC Web site at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our Web Center or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by e-mail, using the Contact/Help link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by Teachers Advisors, Inc.’s portfolio management teams, whose members are responsible for the day-to-day operations of the funds.

4 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Special terms

Agency securities are bonds issued by U.S. government entities such as the Federal National Mortgage Association (Fannie Mae).

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be compared to the performance of an investment.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae or other federal entities.

Overweight holding refers to a security whose percentage of a fund is larger, in terms of market capitalization, than the security’s percentage of that fund’s benchmark, in terms of market capitalization. Fund managers may overweight those securities they think will produce higher returns than the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance is compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income” investments) or other investments.

Total return is the amount, expressed as a percentage, that an investment provides to investors after expenses are deducted. Total return includes any interest or dividends, as well as any change in the market value of the fund’s holdings.

Underweight holding refers to a security whose percentage of a fund is smaller, in terms of market capitalization, than the security’s percentage of that fund’s benchmark, in terms of market capitalization. Fund managers may underweight those securities they think will produce lower returns than the benchmark. See also “Overweight holding.”

*	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 5

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

     In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, interest-rate risk, credit risk, prepayment and extension risk, and income volatility risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

     The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any period of time. Although the fund attempts to closely track the investment performance of the index, it may not duplicate the composition of this index. In addition, the fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or the income of a fund may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

6 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment and extension risk is the risk of a decline in value arising from changes in duration for certain fixed-income securities that allow for prepayment or extension.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the performance of a fund that invests in such companies is often more volatile than the performance of the overall stock market, and the fund could significantly outperform or underperform the stock market during any particular period.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund may not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Risks of inflation-indexed bonds include the risk that market values of inflation-indexed bonds can be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the infla-tion index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s growth-investing or value-investing style may be out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 7

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

  Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.
  However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the Performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

     Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

     Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth Equity Fund | Large-cap growth stocks
DISCUSSION

Performance in the six months ended March 31, 2005

The Growth Equity Fund returned 3.76% for the Institutional Share Class, lagging the fund’s benchmark, the Russell 1000® Growth Index, which returned 4.71%, and the 5.42% average return of similar funds, as measured by the Morningstar Large Growth category.

Growth continues to trail value

The Growth Equity Fund invests primarily in large-cap growth stocks. During the six months ended March 31, 2005, investors demonstrated a strong preference for large-cap value stocks over large-cap growth issues. Large-cap value stocks, as measured by the Russell 1000 Value Index, returned 10.48% for period.

     Within the growth category, the Russell 1000 Growth Index was outpaced by both the 7.23% return of the Russell 2000® Growth Index, which measures small-cap growth stocks, and the 12.04% return of the Russell Midcap® Growth Index.

     A fourth-quarter stock market rally lifted large-cap growth stocks to a 9.17% gain, but that was reduced by a 4.09% drop in the first quarter of 2005, driven by large declines in the financial, technology, and auto and transportation sectors.

Effects of stock selections

The fund’s return underperformed the benchmark’s because of individual stock selections. The largest detractors from relative performance included positions in pharmaceuticals company Biogen and security software maker Symantec. The fund held larger amounts of these stocks than their benchmark weightings, but they did not perform as anticipated. Relative performance was also reduced by an out-of-benchmark position in Accenture, the consulting firm, and by not owning United-Health Group, which produced strong returns.

     These detractors were partially offset by successful positions in many stocks that outperformed the benchmark, including Starwood Hotels & Resorts, online medical prescription provider Express Scripts and Gillette. A holding in agricultural-supply giant Monsanto was the largest single contributor to fund returns. The stock returned 53.0% in the fourth quarter of 2004 and 16.5% in the first quarter of 2005, but is not included in the index.

     The fund invested 2.53% of its total invested assets in foreign securities as of March 31, 2005.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 9

Growth Equity Fund | Large-cap growth stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the top 1,000 U.S. equity securities based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005				Ticker symbol: TIEQX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since			since
	1 year	5 years	inception[1]	6 months	5 years	inception[1]

Growth Equity Fund
Institutional Class	–0.04%	–12.53%	–6.81%	3.76%	–48.81%	–33.35%
Benchmark:
Russell 1000 Growth Index[2]	1.16	–11.27	–5.78	4.71	–45.02	–29.00
Peer group:
Morningstar Large Growth	1.59	–9.71	–4.03	5.42	–39.99	–19.19

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 1000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

10 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception
Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would be worth $6,665 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†
Institutional Class

Best quarter: 22.43%, for the quarter ended December 31, 1999
Worst quarter: –22.50%, for the quarter ended March 31, 2001

†	Does not include returns from July 1, 1999 through September 30, 1999.
*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 11

Growth Equity Fund | Large-cap growth stocks
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth Equity Fund (Institutional Class)—expense example
	Starting fund value	Ending fund value		Expenses paid†
	(10/1/04)	(3/31/05)		(10/1/04–3/31/05)

Actual return	$1,000.00	$1,037.60		$0.71
5% annual hypothetical return	1,000.00	1,024.29	‡	0.71

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	7/1/1999
		Net assets (3/31/2005)	$104.68 million
Large: over $5 billion	93.94
Middle: $1 billion–$5 billion	6.05
Small: under $1 billion	0.01

Total	100.00

12 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth & Income Fund | Dividend-paying stocks
DISCUSSION

Performance in the six months
ended March 31, 2005

The Growth & Income Fund returned 7.52% for the Institutional Share Class, topping the fund’s benchmark, the S&P 500® Index, which returned 6.88%, and the 7.14% average return of similar funds, as measured by the Morningstar Large Blend category.

Large caps trail the broader market

In the six months ended March 31, 2005, the large-cap stocks of the S&P 500 lagged the overall U.S. stock market. The Russell 3000® Index, which includes stocks of all sizes, rose 7.73%. The Russell’s slightly higher return was made possible by the superior performance of small-and mid-cap stocks, compared with that of large caps. Most of the gains of large-cap stocks and of the broader market occurred in the fourth quarter of 2004, when U.S. equities surged.

Stock selections lift the fund above the benchmark

The fund’s return outpaced the benchmark on the strength of individual stock selections. Relative performance was helped primarily by overweight positions in a number of stocks that outperformed the benchmark index, including ExxonMobil and agricultural-supply giant Monsanto, which was the fund’s best-performing stock. The fund also benefited from positions in network storage products maker Emulex and semiconductor/ communications equipment manufacturer Marvell Technology, two stocks not included in the benchmark.

     The biggest detractors from relative performance included an underweight in ConocoPhillips—an energy company that advanced amid soaring oil prices—and overweights in two technology companies, Sun Microsystems and Computer Sciences, that did not perform as anticipated.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 13

Growth & Income Fund | Dividend-paying stocks
DISCUSSION

Investment objective

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. You cannot invest directly in this index.

Performance as of March 31, 2005				Ticker symbol: TIGRX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since			since
	1 year	5 years	inception[1]	6 months	5 years	inception[1]

Growth & Income Fund
Institutional Class	6.13%	–4.24%	–1.80%	7.52%	–19.49%	–9.94%
Benchmark:
S&P 500 Index[2]	6.69	–3.16	–1.10	6.88	–14.84	–6.18
Peer group:
Morningstar Large Blend	5.79	–2.78	–0.57	7.14	–13.13	–2.07

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

14 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would be worth $9,006 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 15.98%, for the quarter ended December 31, 1999
Worst quarter: –16.46%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999 through September 30, 1999.
*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 15

Growth & Income Fund | Dividend-paying stocks
DISCUSSION

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund (Institutional Class)—expense example
	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,075.20	$0.73
5% annual hypothetical return	1,000.00	1,024.29 ‡	0.71

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	7/1/1999
		Net assets (3/31/2005)	$276.35 million
Large: over $5 billion	88.13
Middle: $1 billion–$5 billion	9.30
Small: under $1 billion	2.57

Total	100.00

16 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

International Equity Fund | Foreign stocks
DISCUSSION

Performance in the six months ended March 31, 2005

The International Equity Fund returned 14.81% for the Institutional Share Class, compared with 15.13% for the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 13.70% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks extend winning streak

Foreign stocks again outperformed domestic issues, as they did in the previous reporting period. The 15.13% rise in the EAFE index was nearly double the 7.73% return of the Russell 3000® Index, which measures the broad U.S. stock market.

     Most of the EAFE’s gains occurred in the fourth quarter of 2004, when the index climbed 15.32% in dollar terms. In the first quarter of 2005, both foreign and domestic markets lost their positive momentum, as investors reacted to higher oil prices, rising interest rates and the threat of inflation. The EAFE declined 0.17% in the quarter, while the Russell 3000 fell 2.20%.

     Currency factors again had a sig-nificant impact on the performance of foreign stocks. In the fourth quarter of 2004, the dollar’s weakness versus the pound, yen and euro boosted the EAFE’s returns in dollar terms. In the first quarter of 2005, the dollar rebounded sharply, converting the 3.36% gain the index made in local currency terms to a loss of 0.17% in dollars.

Effects of individual stock selections

The net result of the fund’s individual stock selections was to reduce performance, relative to the benchmark. These included overweight holdings in several stocks that did not perform as anticipated, such as Swiss semiconductor maker STMicroelectronics, Italian automobile manufacturer Fiat and Swiss conglomerate ABB Ltd. Smaller-than-benchmark weightings in Credit Suisse Group and British oil giant Shell also reduced the fund’s return.

     These negative effects were partly offset by positive contributions from overweight holdings in several well-performing companies, including German stock exchange operator Deutsche Börse, French construction and engineering firm Vinci, and French hotel operator Accor. The fund also benefited from not holding Irish biotechnology firm Elan and Swiss pharmaceutical company Roche, both of which underperformed the benchmark.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 17

International Equity Fund | Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including foreign investment risks and small-cap risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside of North America. You cannot invest directly in this index.

Performance as of March 31, 2005				Ticker symbol: TIIEX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since			since
	1 year	5 years	inception[1]	6 months	5 years	inception[1]

International Equity Fund
Institutional Class	12.84%	–3.62%	4.84%	14.81%	–16.84%	31.24%
Benchmark:
Morgan Stanley EAFE Index[2]	15.06	–1.10	2.52	15.13	–5.40	15.40
Peer group:
Morningstar Foreign Large Blend	12.48	–3.24	1.71	13.70	–15.18	11.53

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	From May 31, 2001, through May 31, 2002, MSCI published two versions of this index, a “standard” and a “provisional,” in order to provide a transition to a new way of calculating the index. The fund adopted the “provisional” version on July 1, 2001, and the returns shown above include “provisional” data from July 1, 2001, through May 31, 2002. As of June 1, 2002, the index was once again available in only one version. EAFE is a trademark of Morgan Stanley Capital International, Inc.

18 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $13,124 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 37.68%, for the quarter ended December 31, 1999
Worst quarter: –19.39%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999 through September 30, 1999.
*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 19

International Equity Fund | Foreign stocks
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund (Institutional Class)—expense example
	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,148.10	$1.07
5% annual hypothetical return	1,000.00	1,023.99 ‡	1.01

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year.The fund’s annualized six-month expense ratio for that period is 0.20%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets		Portfolio breakdown by company size

	Percent of		Percent of
Country	invested assets	Capitalization as of 3/31/2005	net assets

Japan	22.3	Large: over $5 billion	74.38
United Kingdom	19.0	Middle: $1 billion–$5 billion	18.77
Switzerland	14.7	Small: under $1 billion	6.85
France	10.2
Germany	6.9	Total	100.00
Italy	5.5
Australia	5.3	Fund facts
Spain	4.0
18 other nations	12.3	Inception date
Short-term investments	–0.2	Institutional Class	7/1/1999
		Net assets (3/31/2005)	$573.09 million
Total	100.0

20 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Value Fund | Value stocks of larger companies
DISCUSSION

Performance in the six months ended March 31, 2005

The Large-Cap Value Fund returned 12.11% for the Institutional Share Class, outpacing both the 10.48% return of its benchmark, the Russell 1000® Value Index, and the 8.39% average return of similar funds, as measured by the Morningstar Large Value category.

Value maintains its lead

During the six-month period, value stocks continued to outperform growth issues, as they had during the twelve months ended September 30, 2004. The Russell 3000® Value Index, which tracks value stocks of all sizes, advanced 10.32%, more than double the 4.92% return of its growth counterpart, the Russell 3000 Growth Index. These two indexes are subsets of the Russell 3000, a broad measure of the domestic stock market.

     Among value stocks, the 10.48% return of the Russell 1000 Value Index trailed the 14.34% return of the Russell Midcap® Value Index but outpaced the 8.70% gain of the small-cap Russell 2000® Value Index.

Stock selections propel returns

For the period, the fund topped the benchmark, primarily because of overweight holdings in well-performing stocks that included Altria, the parent company of Philip Morris; Sears, Roebuck and Co.; agricultural-supply giant Monsanto; and WellPoint, a provider of health-care benefits. Also boosting returns were stocks that were not included in the benchmark as of March 31, 2005, such as Great Wolf Resorts and building materials manufacturer USG. Underweight holdings did not significantly improve performance.

     The positive effect of these holdings on performance more than offset lower-than-expected returns from other selections that included home mortgage provider Fannie Mae and PMC-Sierra, a provider of high-speed broadband communications semiconductors. These stocks were not listed in the benchmark as of March 31, 2005. Other detractors included overweight holdings in companies such as Fifth Third Bancorp, General Motors and insurer American International Group. Underweight positions, including Valero Energy, also reduced returns.

     The fund invested 1.02% of its total invested assets in foreign securities as of March 31, 2005.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 21

Large-Cap Value Fund | Value stocks of larger companies
DISCUSSION

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the top 1,000 U.S. equity securities based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRLIX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Large-Cap Value Fund
Institutional Class	14.25%	24.68%	12.11%	73.63%
Benchmark:
Russell 1000 Value Index[2]	13.17	22.34	10.48	65.58
Peer group:
Morningstar Large Value	9.41	19.35	8.39	55.85

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

22 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,363 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.45%, for the quarter ended June 30, 2003
Worst quarter: –5.51%, for the quarter ended March 31, 2003

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 23

Large-Cap Value Fund | Value stocks of larger companies
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Institutional Class)—expense example
	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,121.10	$0.74
5% annual hypothetical return	1,000.00	1,024.29 ‡	0.71

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$148.87 million
Large: over $5 billion	80.72
Middle: $1 billion–$5 billion	15.51
Small: under $1 billion	3.77

Total	100.00

24 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Growth Fund | Growth stocks of medium-sized companies
DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Growth Fund returned 13.76% for the Institutional Share Class, topping the fund’s benchmark, the Russell Midcap® Growth Index, which returned 12.04%, and the 9.60% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid-cap stocks lead the market

Mid-cap stocks strongly outperformed other cap sizes during the period. The Russell Midcap Index, which measures mid-cap stocks in both the growth and value categories, returned 13.37%, versus 8.00% for small caps, as measured by the Russell 2000® Index, and 7.71% for large caps, as measured by the Russell 1000® Index.

     Among mid caps, the 12.04% gain of growth stocks lagged the 14.34% rise of value stocks. Both of these returns were ahead of the 7.73% advance of the broader U.S. stock market, as measured by the Russell 3000® Index.

Stock selections top the benchmark

The fund added value beyond the benchmark’s strong return because of numerous successful stock choices. The largest positive contributions to relative performance came from positions in several stocks not included in the benchmark, including agricultural-supply giant Monsanto, the fund’s top-performing stock; energy company EOG Resources; and investment bank Greenhill & Co. Also adding value were overweight positions in several stocks that outperformed the benchmark, including Triad Hospitals and financial services firm Legg Mason.

     These successful stock selections more than offset several detractors from relative performance that included holdings in pharmaceutical company Gilead Sciences and St. Jude Medical, two stocks not listed in the benchmark, and an overweight position in medical-implant-maker Biomet. A smaller-than-benchmark weighting in Apple Computer, which performed well during the period, also detracted slightly from returns.

     The fund invested 0.18% of its total invested assets in foreign securities as of March 31, 2005.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 25

Mid-Cap Growth Fund | Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest U.S. equity securities in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRPWX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Growth Fund
Institutional Class	9.84%	27.37%	13.76%	83.15%
Benchmark:
Russell Midcap Growth Index[2]	8.31	25.61	12.04	76.89
Peer group:
Morningstar Mid-Cap Growth	5.20	19.48	9.60	56.56

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

26 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,315 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.40%, for the quarter ended June 30, 2003
Worst quarter: –4.22%, for the quarter ended September 30, 2004

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 27

Mid-Cap Growth Fund |	Growth stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,137.60	$0.75
5% annual hypothetical return	1,000.00	1,024.29 ‡	0.71

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$18.47 million
Large: over $5 billion	62.52
Middle: $1 billion–$5 billion	31.13
Small: under $1 billion	6.35

Total	100.00

28 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Value Fund |	Value stocks of medium-sized companies
DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Value Fund returned 17.24% for the Institutional Share Class, outpacing the fund’s benchmark, the Russell Midcap® Value Index, which returned 14.34%, and the 10.81% average return of similar funds, as measured by the Morn-ingstar Mid-Cap Value category.

Value stocks continue to shine

In the six-month period ended March 31, 2005, investors demonstrated a strong preference for value stocks over growth issues. The Russell 3000® Value Index, which measures the performance of value stocks of all sizes, surged 10.32%, versus a 4.92% return for the Russell 3000 Growth Index. The difference was less pronounced among mid-cap stocks; the return of the Russell Midcap Value Index was less than three percentage points above the 12.04% advance of its growth counterpart, the Russell Midcap Growth Index.

     Within the value category, mid-cap stocks fared best, outpacing both the small-cap Russell 2000® Value Index and the predominantly large-cap Russell 1000® Value Index, which returned 8.70% and 10.48%, respectively. Virtually all of the gains of mid-cap value stocks and of the broader market occurred in the fourth quarter of 2004, when a global stock market rally sent the Russell 3000 Index, which measures the U.S. market, climbing 10.16%.

Stock selections fuel returns

The fund’s return for the six-month period topped the benchmark’s because of numerous successful stock choices. Significant contributions to relative performance came from building materials maker USG and Great Wolf Resorts, two stocks not in the benchmark. Both enjoyed strong advances during the period. Overweight positions in a number of stocks included in the benchmark also boosted performance. Among these were WellPoint, a health care conglomerate; Nalco Holding Co., a wastewater chemicals treatment manufacturer; and Kerr-McGee, an energy company.

     The positive effect of these holdings on results more than offset lower relative returns from the lack of any holdings in Apple Computer, which posted strong gains during the period. Also hindering fund performance were larger-than-benchmark positions in several underperforming companies that included Lear Corp., an auto-parts maker, and Sanmina SCI, an electronics manufacturer.

     The fund invested 6.14% of its total invested assets in foreign securities as of March 31, 2005.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 29

Mid-Cap Value Fund |	Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest U.S. equity securities in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TIMVX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Value Fund
Institutional Class	19.56%	30.98%	17.24%	96.41%
Benchmark:
Russell Midcap Value Index[2]	18.34	27.68	14.34	84.29
Peer group:
Morningstar Mid-Cap Value	12.39	23.46	10.81	69.92

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

30 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,641 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.86%, for the quarter ended June 30, 2003
Worst quarter: –3.87%, for the quarter ended March 31, 2003

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 31

Mid-Cap Value Fund | Value stocks of medium-sized companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,172.40	$0.76
5% annual hypothetical return	1,000.00	1,024.29 ‡	0.71

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$23.60 million
Large: over $5 billion	57.26
Middle: $1 billion–$5 billion	35.61
Small: under $1 billion	7.13

Total	100.00

32 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Equity Fund |	Stocks of smaller companies
DISCUSSION

Performance in the six months
ended March 31, 2005

The Small-Cap Equity Fund returned 7.92% for the Institutional Share Class, closely tracking the 8.00% return of its benchmark, the Russell 2000® Index. The average return of similar funds was 9.67%, as measured by the Morningstar Small Blend category.

Small caps surrender their lead

After outpacing large- and mid-cap stocks during the fourth quarter of 2004, small-cap stocks trailed both cap sizes during the first quarter of 2005. For the six-month period, small caps maintained an edge over the 7.71% return of large-cap stocks but trailed the 13.37% gain of mid caps.

     During the fourth quarter of 2004, the markets shook off domestic and geopolitical worries, and investor confidence pushed the small-cap Russell 2000 to a 14.09% gain. Growth stocks topped value issues in the small-cap category, 15.08% to 13.20%, reversing the trend for the year ended September 30, 2004, when value beat growth, 25.66% to 11.92%.

     In the first quarter of 2005, small caps dropped 5.34% —their worst three-month return since the 21.40% plunge during the third quarter of 2002. Mid caps, down only 0.25%, and large caps, which dipped 1.91%, fared better.

Effects of individual stock selections

The fund continued its use of proprietary mathematical models to evaluate and choose small-cap stocks that appeared to be attractively priced. Performance relative to that of the benchmark was reduced by several overweight stocks that failed to perform as anticipated.

     These included DHB Industries, a manufacturer of flak jackets and body armor; mortgage finance company New Century Financial Corporation; Krispy Kreme; and holding company R&G Financial.

     Underweight holdings in several stocks that outpaced the benchmark, including casino entertainment company Boyd Gaming and chemical production company Crompton, also hurt performance.

     These detractors were partly offset by overweight holdings in many stocks that outperformed the benchmark, including Goodyear Tire & Rubber; packaging product manufacturer Crown Holdings; network storage producer Emulex; and Cal Dive International, a provider of subsea construction and maintenance services. Underweight holdings did not meaningfully improve performance relative to the benchmark’s.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 33

Small-Cap Equity Fund |	Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. equity securities in the Russell 3000® Index, based on market capitalization. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TISEX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Small-Cap Equity Fund
Institutional Class	6.29%	26.22%	7.92%	79.03%
Benchmark:
Russell 2000 Index[2]	5.41	25.10	8.00	75.10
Peer group:
Morningstar Small Blend	9.02	24.20	9.67	72.69

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

34 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,903 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 23.52%, for the quarter ended June 30, 2003
Worst quarter: –5.54%, for the quarter ended March 31, 2005

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 35

Small-Cap Equity Fund | Stocks of smaller companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,079.20	$0.73
5% annual hypothetical return	1,000.00	1,024.29 ‡	0.71

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$92.43 million
Large: over $5 billion	0.18
Middle: $1 billion–$5 billion	48.51
Small: under $1 billion	51.31

Total	100.00

36 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Large-Cap Growth Index Fund returned 4.62% for the Institutional Share Class, while the fund’s benchmark, the Russell 1000® Growth Index, gained 4.71%. The average return of similar funds, as measured by the Morningstar Large Growth category, was 5.42%.

Growth gains, but trails the market

During the six-month period, the 4.71% return of large-cap growth stocks lagged the 7.73% increase of the broad-market Russell 3000® Index. Large-cap growth stocks also failed to keep pace with the 7.23% rise of the small-cap Russell 2000® Growth Index, and with the 12.04% surge of the Russell Midcap® Growth Index. As a group, growth stocks of all sizes added only 4.92%, while value stocks gained 10.32%. These figures continued the trend from the previous twelve months: For the year ended September 30, 2004, growth trailed value, 7.82% to 20.89%. Gains for most stocks were concentrated in the fourth quarter of 2004. During that period, the fund’s benchmark rose 9.17%. This solid increase came partly from sizable weightings in several well-performing sectors, including technology, health care and consumer discretionary goods. Stocks that helped propel the benchmark included Intel, which increased 16.8%; IBM, which rose 15.2%; and Johnson & Johnson, up 13.1%.

Large-cap growth drops in first-quarter sell-off

In the first three months of 2005, large-cap growth stocks fared worse than the broad market, losing 4.09%; the Russell 3000 declined 2.20%. Six of the eleven industry sectors posted losses, with technology, financials and consumer discretionary goods exerting the greatest drag on performance. Among the largest stocks in the Russell 1000 Growth Index, Microsoft lost 9.3%, Dell dropped 8.8% and Cisco fell 7.4%. However, Johnson & Johnson, also a large holding, gained 6.4%.

     For the six-month period, the fund’s returns were comparable to those of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

     As of March 31, 2005, the Russell 1000 Growth Index had an average return of –11.28% over the last five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 37

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including large-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the top 1,000 U.S. equity securities based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TILIX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Large-Cap Growth Index Fund
Institutional Class	0.96%	14.77%	4.62%	41.15%
Benchmark:
Russell 1000 Growth Index[2]	1.16	14.97	4.71	41.75
Peer group:
Morningstar Large Growth	1.59	14.30	5.42	40.06

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

38 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $14,115 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 14.17%, for the quarter ended June 30, 2003
Worst quarter: –5.33%, for the quarter ended September 30, 2004

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 39

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,046.20	$0.41
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$349.74 million
Large: over $5 billion	88.02
Middle: $1 billion–$5 billion	11.91
Small: under $1 billion	0.07

Total	100.00

40 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Value Index Fund | Value stocks of larger U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2005

The Large-Cap Value Index Fund returned 10.40% for the Institutional Share Class, while the fund’s benchmark, the Russell 1000® Value Index, gained 10.48%. The average return of similar funds, as measured by the Morningstar Large Value category, was 8.39%.

Value continues to lead growth

During the six-month period, the 10.48% return of large-cap value stocks topped the 7.73% gain of the Russell 3000® Index, which measures the broad U.S. stock market. Large-cap value stocks also outpaced the 8.70% gain of the small-cap Russell 2000® Value Index, but they trailed the stellar 14.34% performance of the Russell Midcap® Value Index. As a group, value outpaced growth, 10.32% to 4.92%. These figures continued the trend from the previous twelve months. For the year ended September 30, 2004, value surpassed growth, 20.89% to 7.82%.

      Gains for most stocks were concentrated in the fourth quarter of 2004. During that period, the benchmark rose 10.38%. This solid increase came partly from sizable weightings in several well-performing sectors, including financials, utilities and consumer discretionary goods. These three sectors make up more than half of the benchmark in terms of market capitalization. Stocks that helped propel the benchmark included ExxonMobil, which rose 6.6%; Citi-group, which increased 10.2%; and General Electric, up 9.4%.

Despite a sell-off, large-cap value stocks eke out a gain

U.S. stocks slumped in the first quarter of 2005; the Russell 3000 dropped 2.20%. Large-cap value stocks, however, eked out a 0.09% gain. The financial, utilities and consumer discretionary goods sectors all lost ground, while integrated oils and “other energy” generated double-digit returns. Stocks leading the way included ExxonMobil, which followed up its strong fourth-quarter performance with a 16.8% advance, and ChevronTexaco, which rose 11.8%.

     For the six-month period, the fund’s returns were comparable to those of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

     As of March 31, 2005, the Russell 1000 Value Index had an average return of 5.19% over the last five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 41

Large-Cap Value Index Fund | Value stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including large-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the top 1,000 U.S. equity securities based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TILVX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Large-Cap Value Index Fund
Institutional Class	12.99%	22.13%	10.40%	64.88%
Benchmark:
Russell 1000 Value Index[2]	13.17	22.34	10.48	65.58
Peer group:
Morningstar Large Value	9.41	19.35	8.39	55.85

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

42 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $16,488 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.07%, for the quarter ended June 30, 2003
Worst quarter: –4.79%, for the quarter ended March 31, 2003

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 43

Large-Cap Value Index Fund | Value stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,104.00	$0.42
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$339.91 million
Large: over $5 billion	87.19
Middle: $1 billion–$5 billion	12.55
Small: under $1 billion	0.26

Total	100.00

44 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Equity Index Fund | U.S. stocks

DISCUSSION

Performance in the six months
ended March 31, 2005

The Equity Index Fund returned 7.63% for the Institutional Share Class, closely tracking the 7.73% return of the fund’s benchmark, the Russell 3000® Index, and outperforming the 7.14% average return of similar funds, as measured by the Morningstar Large Blend category.

A global rally lifts U.S. stocks

During the fourth quarter of 2004, plunging oil prices helped trigger a global stock market rally. All twelve industry sectors of the Russell 3000 advanced strongly, with technology, autos and transportation, and consumer discretionary goods scoring the highest gains.

     Among the largest stocks in the index, in terms of market capitalization, the leading performers were Intel, IBM and Microsoft, with returns of 16.8%, 15.2% and 7.7%, respectively. The Russell 3000 returned 10.16% for the quarter. In general, small- and mid-cap stocks outperformed large caps.

Inflation fears cool the market

In the first quarter of 2005, stock markets reversed course, as investors reacted to a resurgence in oil prices and the threat of inflation. The Russell 3000 lost 2.20% in the quarter, with seven of its sectors registering negative returns. Technology and financial services declined sharply. Microsoft’s return was down 9.3%; Bank of America’s dropped 5.2%. Mid-cap stocks held up best, while small caps did worse, posting a 5.34% decline.

     Booming energy stocks tempered the broad-based decline. The integrated oils and “other energy” sectors of the Russell 3000 climbed 17.7% and 17.9%, respectively. Valero Energy (up 61.6%) and Unocal (up 43.3%) were among the star performers.

     Returns for U.S. stocks lagged those for foreign stocks over the six months. The 15.13% rise in the Mor-gan Stanley EAFE® Index, which tracks stocks in 21 developed nations excluding the United States and Canada, was nearly double the 7.73% return of the Russell 3000.

     For the period, the fund’s returns were comparable to its benchmark’s, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 45

Equity Index Fund | U.S. stocks

Investment objective

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including index risk and small-cap risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization and measures the performance of about 98 percent of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of March 31, 2005				Ticker symbol: TIEIX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since			since
	1 year	5 years	inception[1]	6 months	5 years	inception[1]

Equity Index Fund
Institutional Class	7.02%	–2.48%	–0.13%	7.63%	–11.79%	–0.74%
Benchmark:
Russell 3000 Index[2]	7.09	–2.48	0.02	7.73	–11.79	0.14
Peer group:
Morningstar Large Blend	5.79	–2.78	–0.57	7.14	–13.13	–2.07

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

46 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would be worth $9,926 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 16.22%, for the quarter ended June 30, 2003
Worst quarter: –17.24%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999 through September 30, 1999.
*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 47

Equity Index Fund | U.S. stocks

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Equity Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,076.30	$0.42
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	7/1/1999
		Net assets (3/31/2005)	$630.79 million
Large: over $5 billion	80.80
Middle: $1 billion–$5 billion	14.62
Small: under $1 billion	4.58

Total	100.00

48 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

S&P 500 Index Fund | Stocks of larger U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The S&P 500 Index Fund returned 6.86% for the Institutional Share Class, while the fund’s benchmark, the S&P 500® Index, returned 6.88%. The average return of similar funds, as measured by the Morningstar Large Blend category, was 7.14%. The broader U.S. stock market, as measured by the Russell 3000® Index, outpaced those returns with a rise of 7.73%.

2004 closes with a broad-based advance

Gains for the six-month period came from a furious fourth-quarter rally, as investors shook off worries about terrorism, Iraq, the presidential election and interest rates. The S&P 500 Index rose 9.23%, with all of its ten sectors advancing. Information technology led the way with a 13.39% gain, followed closely by a 13.11% rise in consumer discretionary goods. The weakest performance came from the energy sector, which returned 4.22%.

     During the fourth quarter, the return of the large-cap S&P 500 Index trailed the 10.16% return of the Russell 3000 Index. The Russell’s superior performance was boosted by the 14.09% advance of the small-cap Russell 2000® Index and the 13.66% increase in the Russell Mid-cap® Index. As of March 31, 2005, these two categories made up about one-third of the Russell 3000 in terms of market capitalization.

Stocks give up ground in the first quarter

During the first quarter of 2005, U.S. stocks retreated on worries about inflation and rising interest rates. The S&P 500 Index declined 2.15%, with only four of its sectors advancing. Energy, up 17.07%, performed best. Telecommunications services, down 8.61%, posted the largest decline. The S&P 500 narrowly outperformed the Russell 3000, which dropped 2.20%. Mid caps fell just 0.25%, softening the fall of the Russell index, while small caps intensified its decline—the Russell 2000 lost 5.34%, its worst three-month return since small caps plunged 21.40% in the third quarter of 2002.

     During the six-month period, the fund’s returns were comparable to the benchmark’s, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 49

S&P 500 Index Fund | Stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including large-cap risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TISPX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

S&P 500 Index Fund
Institutional Class	6.53%	17.86%	6.86%	50.85%
Benchmark:
S&P 500 Index[2]	6.69	18.04	6.88	51.40
Peer group:
Morningstar Large Blend	5.79	16.47	7.14	46.62

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

50 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $15,085 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 15.30%, for the quarter ended June 30, 2003
Worst quarter: –3.18%, for the quarter ended March 31, 2003

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 51

S&P 500 Index Fund | Stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	S&P 500 Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,068.60	$0.41
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$370.48 million
Large: over $5 billion	96.66
Middle: $1 billion–$5 billion	3.15
Small: under $1 billion	0.19

Total	100.00

52 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Growth Index Fund returned 12.02% for the Institutional Share Class, closely tracking the 12.04% return of its benchmark, the Russell Midcap® Growth Index, and outperforming the 9.60% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid-cap growth stocks top the broad market

During the six-month period, mid-cap growth stocks solidly outpaced the 7.73% return of the Russell 3000® Index, which measures the broad U.S. stock market. Similarly, the Russell Midcap Index, which measures mid-cap stocks in both the growth and value categories, rose 13.37%, far surpassing most other stock categories. The Russell 1000® Index, which measures large-cap stocks, returned 7.71%, while small-cap issues, as measured by the Russell 2000® Index, were up 8.00%.

     Gains for most stocks were concentrated in the fourth quarter of 2004, when global stock markets rallied and the Russell Midcap Growth Index posted a 13.94% gain. The consumer discretionary goods sector, which makes up nearly a quarter of the index, was up 14.6%; technology, nearly a fifth of the index, rose 22.3%.

Gains hold up well despite sell-off

U.S. stocks slumped in the first quarter of 2005; the Russell 3000 lost 2.20%. Mid-cap growth stocks gave some ground, dropping 1.67%. Within the benchmark index, technology (–7.7%) and financial (–6.0%) stocks suffered the largest reversals; consumer discretionary stocks also slipped into negative territory, returning –2.4%.

     Amid soaring oil prices, the “other energy” sector (which excludes integrated oils) easily posted the strongest returns within the benchmark, with a 15.1% surge. Several stocks in the sector posted double-digit returns, including Frontier Oil, up 36.2%, Quicksilver Resources, up 32.5%, and Hydril, up 28.4%.

     As of March 31, 2005, the Russell Midcap Growth Index had an average annual return of –7.30% over the previous five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 53

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest U.S. equity securities in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TIMGX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Growth Index Fund
Institutional Class	8.23%	25.44%	12.02%	76.28%
Benchmark:
Russell Midcap Growth Index[2]	8.31	25.61	12.04	76.89
Peer group:
Morningstar Mid-Cap Growth	5.20	19.48	9.60	56.56

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

54 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,628 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.65%, for the quarter ended June 30, 2003
Worst quarter: –4.39%, for the quarter ended September 30, 2004

* Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 55

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,120.20	$0.42
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$26.44 million
Large: over $5 billion	55.47
Middle: $1 billion–$5 billion	44.12
Small: under $1 billion	0.41

Total	100.00

56 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Value Index Fund |  Value stocks of medium-sized U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Value Index Fund returned 14.33% for the Institutional Share Class, closely tracking the 14.34% return of its benchmark, the Russell Midcap® Value Index, and outperforming the average similar fund, as measured by the Morningstar Mid-Cap Value category, which returned 10.81% ..

Value leads the market

During the six-month period, mid-cap value stocks posted gains nearly twice the 7.73% return of the Russell 3000® Index, which measures the broad U.S. stock market. Value stocks as a group outperformed growth issues, and mid-cap value stocks outpaced other value stocks: The Russell 1000® Value Index, which measures large-cap value issues, was up 10.48% for the period, while small-cap value issues, as measured by the Russell 2000® Index, returned 8.00% ..

     Gains for most stocks were concentrated in the fourth quarter of 2004, when a global stock market rally helped lift the Russell Midcap Value Index to a 13.46% gain. Mid-cap value stocks benefited from sizable weightings in three well-performing sectors: financials, utilities and consumer discretionary goods.

Gains hold up despite sell-off

U.S. stocks slumped in the first quarter of 2005; the Russell 3000 dropped 2.20%. Mid-cap value stocks, however, continued to make small gains, adding 0.78% in the quarter. The financial sector suffered a reversal during the quarter, but utilities and consumer discretionary goods continued to outperform the overall market.

     Booming energy stocks also boosted the mid-cap value category. Two prime examples were Valero Energy, up 61.6% during the quarter, and Unocal, up 43.3%. All twelve sectors of the index had positive returns for the six months ended March 31.

     For the period, the fund’s returns were comparable to those of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of the benchmark.

     As of March 31, 2005, the Russell Midcap Value Index had an average return of 13.43% over the last five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 57

Mid-Cap Value Index Fund |  Value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest U.S. equity securities in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TMVIX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Value Index Fund
Institutional Class	18.15%	27.54%	14.33%	83.75%
Benchmark:
Russell Midcap Value Index[2]	18.34	27.68	14.34	84.29
Peer group:
Morningstar Mid-Cap Value	12.39	23.46	10.81	69.92

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

58 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,375 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.83%, for the quarter ended June 30, 2003
Worst quarter: –4.05%, for the quarter ended March 31, 2003

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 59

Mid-Cap Value Index Fund | Value stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

Mid-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$ 1,000.00	$ 1,143.30	$ 0.43
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$41.89 million
Large: over $5 billion	62.86
Middle: $1 billion–$5 billion	36.32
Small: under $1 billion	0.82

Total	100.00

60 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies
DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Blend Index Fund returned 13.29% for the Institutional Share Class. The fund’s benchmark, the Russell Midcap® Index, returned 13.37%, versus the 10.56% average return of similar funds, as measured by the Morningstar Mid-Cap Blend category.

Mid caps lead the pack

During the six-month period, mid-cap stocks as a group outperformed the broad U.S. stock market, which returned 7.73%, as measured by the Russell 3000® Index. Mid caps also topped the small-cap Russell 2000® Index, which rose 8.00%, and the predominantly large-cap Russell 1000® Index, which gained 7.71%.

     All of the gains for the Russell Midcap Index came during the global stock market rally in the fourth quarter of 2004. The 13.66% rise in the index was driven by significant weightings in three well-performing sectors: financials, consumer discretionary goods and technology, all of which recorded double-digit gains in the quarter.

Gains trimmed in down market

In the first quarter of 2005, stock markets reversed their course as investors reacted to a resurgence in oil prices and the renewed threat of inflation. Although the Russell Mid-cap Index fell slightly in the quarter, its –0.25% return was still well ahead of the –2.20% return of the Russell 3000 Index, the –5.34% return of the Russell 2000 Index and the –1.91% return of the Russell 1000 Index.

     Half of the twelve sectors in the Russell Midcap Index declined in the first quarter. Technology and financials were the worst performers; their losses were partially offset by moderate gains in health care, materials and processing, and utilities. Booming energy stocks such as Valero Energy (up 61.6%) and Unocal (up 43.3%) also boosted the mid-cap category.

     For the period, the fund’s returns were comparable to those of its benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

     As of March 31, 2005, the Russell Midcap Index had an average annual return of 5.49% over the last five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 61

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, based on total market capitalization. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRBDX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Blend Index Fund
Institutional Class	13.93%	26.61%	13.29%	80.44%
Benchmark:
Russell Midcap Index[2]	14.05	26.84	13.37	81.25
Peer group:
Morningstar Mid-Cap Blend	9.88	22.63	10.56	67.43

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

62 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,044 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.21%, for the quarter ended June 30, 2003
Worst quarter: –2.38%, for the quarter ended March 31, 2003

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 63

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Blend Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,132.90	$0.43
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$56.11 million
Large: over $5 billion	59.02
Middle: $1 billion–$5 billion	40.42
Small: under $1 billion	0.56

Total	100.00

64 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Growth Index Fund | Growth stocks of smaller U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Small-Cap Growth Index Fund returned 7.05% for the Institutional Share Class, compared with 7.23% for its benchmark, the Russell 2000® Growth Index, and the 8.23% average return of similar funds, as measured by the Morningstar Small Growth category.

Small-cap growth stocks lag the market

During the period, small-cap growth stocks trailed the 7.73% return of the Russell 3000® Index, which measures the broad U.S. equity market. They also lagged large- and mid-cap stocks, underperforming the 7.71% return of the Russell 1000® Index and the 13.37% return of the Russell Midcap® Index. In all three cap sizes, growth stocks did not do as well as value issues. Within the small-cap category, the Russell 2000 Growth Index returned 7.23%, versus 8.70% for the Russell 2000 Value Index.

Sector returns drive the benchmark

In the fourth quarter of 2004, the 15.08% gain of small-cap growth stocks led the broad stock market advance, triggered by oil prices that fell from $55 a barrel in October to just over $40 a barrel in December.

     Soaring 18.4%, technology was the second-best-performing sector within the benchmark, after utilities, and had the greatest effect on performance because it composed nearly one-fifth of the benchmark, in terms of market capitalization. The consumer discretionary goods and health-care sectors also contributed greatly to the benchmark’s stellar performance.

     In the first quarter of 2005, oil prices again spiked, interest rates and inflation accelerated, and investors became more risk averse. Though losses were widespread throughout the equity market, small-cap growth stock declines were the steepest: 6.83%—more than triple the 2.20% loss of the overall market. Technology experienced the sharpest drop of all sectors within the Russell 2000 Growth Index, falling 11.5%. The “other energy” sector gained 14.7% during the first quarter, but as a smaller component of the index, it did not appreciably affect returns.

     For the period, the fund’s performance was comparable to that of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

     As of March 31, 2005, the Russell 2000 Growth Index posted an average annual return of –6.60% over the previous five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 65

Small-Cap Growth Index Fund | Growth stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including small-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 2000® Growth Index is a subset of the Russell 2000 Index, which measures the performance of the 2,000 smallest U.S. equity securities in the Russell 3000® Index, based on market capitalization. The Russell 2000 Growth Index measures the performance of those stocks of the Russell 2000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TISGX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Small-Cap Growth Index Fund
Institutional Class	0.68%	23.50%	7.05%	69.54%
Benchmark:
Russell 2000 Growth Index[2]	0.87	23.66	7.23	70.09
Peer group:
Morningstar Small Growth	2.06	21.22	8.23	62.58

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

66 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $16,954 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 24.06%, for the quarter ended June 30, 2003
Worst quarter: –6.89%, for the quarter ended March 31, 2005

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 67

Small-Cap Growth Index Fund | Growth stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,070.50	$0.41
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$69.78 million
Large: over $5 billion	0.42
Middle: $1 billion–$5 billion	46.31
Small: under $1 billion	53.27

Total	100.00

68 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Value Index Fund |  Value stocks of smaller U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2005

The Small-Cap Value Index Fund returned 8.61% for the Institutional Share Class, closely tracking the 8.70% return of its benchmark, the Russell 2000® Value Index. The fund lagged the 10.39% average return of similar funds, as measured by the Morningstar Small Value category.

Small-cap value stocks top the market

For the period, small-cap value stocks outpaced the 7.73% return of the Russell 3000® Index, which measures the broad U.S. equity market. They also surpassed the 7.71% gain of the large-cap Russell 1000® Index. However, both small- and large-cap stocks underperformed the 13.37% return of the Russell Midcap® Index. In all three cap sizes, value stocks surpassed growth issues. Within the small-cap category, the Russell 2000 Value Index returned 8.70%, versus 7.23% for the Russell 2000 Growth Index.

The financial sector drives the benchmark

In the fourth quarter of 2004, falling oil prices triggered a broad U.S. stock market advance of 10.16%. The 13.20% gain in small-cap value stocks, while larger than that of the overall market, fell short of the 15.08% surge in small-cap growth stocks during the quarter. Within the Russell 2000 Value Index, the financial sector, up 11.3%, had the greatest effect on performance. Representing one-third of the benchmark in terms of market capitalization, the financial sector is the largest component of the index.

     In the first quarter of 2005, oil prices again spiked, interest rates and inflation rose, and investors became more risk averse. Though losses were widespread throughout the market, the 3.98% decline in small-cap value stocks was far less than the 6.83% drop in small-cap growth issues. Nearly every sector within the benchmark fell, including the financial sector, which declined 7.5%. Only “other energy” posted any significant gains, but since this sector is a small part of the benchmark, its 11.5% rise did not appreciably affect the benchmark’s returns.

     For the period, the fund’s performance was comparable to that of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

     As of March 31, 2005, the Russell 2000 Value Index posted an average annual return of 15.42% over the previous five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 69

Small-Cap Value Index Fund |  Value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including small-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 2000® Value Index is a subset of the Russell 2000 Index, which measures the performance of the 2,000 smallest U.S. equity securities in the Russell 3000® Index, based on market capitalization. The Russell 2000 Value Index measures the performance of those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TISVX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Small-Cap Value Index Fund
Institutional Class	9.70%	26.32%	8.61%	79.41%
Benchmark:
Russell 2000 Value Index[2]	9.79	26.45	8.70	79.85
Peer group:
Morningstar Small Value	11.67	25.91	10.39	78.37

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

70 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,941 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 22.63%, for the quarter ended June 30, 2003
Worst quarter: –5.06%, for the quarter ended March 31, 2003

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 71

Small-Cap Value Index Fund |  Value stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,086.10	$0.42
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$66.53 million
Middle: $1 billion–$5 billion	49.72
Small: under $1 billion	50.28

Total	100.00

72 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies
DISCUSSION

Performance in the six months
ended March 31, 2005

The Small-Cap Blend Index Fund returned 7.83% for the Institutional Share Class, compared with the 8.00% return of its benchmark, the Russell 2000® Index, and the 9.67% average return of similar funds, as measured by the Morningstar Small Blend category.

Small caps edge ahead of the market

During the period, small-cap stocks outperformed the 7.73% return of the Russell 3000® Index, which measures the broad U.S. equity market. They also topped large-cap stocks, outpacing the 7.71% return of the Russell 1000® Index. Both cap sizes, however, lagged the 13.37% return of the Russell Midcap® Index. In all three cap sizes, value stocks outpaced growth issues. Within the small-cap category, the Russell 2000 Value Index returned 8.70%, versus 7.23% for the Russell 2000 Growth Index.

Tech stocks drive small-cap returns

Oil prices, which topped $55 a barrel in late October, fell to just over $40 a barrel in December, triggering a broad stock market advance. Small caps soared 14.09% in the fourth quarter of 2004, outpacing the gains of both mid and large caps. The technology sector of the Russell 2000 Index, up 17.9%, contributed significantly to small-cap gains, as did the financials and consumer discretionary goods sectors.

     In the first quarter of 2005, oil prices again spiked, interest rates and inflation accelerated, and jittery investors sat on the sidelines. The resulting 5.34% drop in small caps—more than double the 2.20% loss in the broader market—offset much of the previous quarter’s gains. Technology experienced the sharpest decline of all sectors within the index, falling 12%. Only the “other energy” sector gained significantly during the first quarter, but as a smaller component of the benchmark, it did not appreciably affect returns.

     For the period, the fund’s performance was comparable to that of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

     As of March 31, 2005, the Russell 2000 Index posted an average annual return of 4.01% over the previous five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 73

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including small-cap risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. equity securities in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TISBX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Small-Cap Blend Index Fund
Institutional Class	5.26%	24.87%	7.83%	74.28%
Benchmark:
Russell 2000 Index[2]	5.41	25.10	8.00	75.10
Peer group:
Morningstar Small Blend	9.02	24.20	9.67	72.69

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

74 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,428 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 23.22%, for the quarter ended June 30, 2003
Worst quarter: –5.40%, for the quarter ended March 31, 2005

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 75

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Blend Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,078.30	$0.42
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$139.23 million
Large: over $5 billion	0.80
Middle: $1 billion–$5 billion	47.46
Small: under $1 billion	51.74

Total	100.00

76 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

International Equity Index Fund | Foreign stocks

DISCUSSION

Performance in the six months
ended March 31, 2005

The International Equity Index Fund returned 14.91% for the Institutional Share Class, compared with 15.13% for the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 13.70% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks extend winning streak

Foreign stocks again outperformed domestic issues, as they had in the previous reporting period. The 15.13% rise in the EAFE index, which tracks stocks in 21 developed nations excluding the United States and Canada, was nearly double the 7.73% return of the Russell 3000® Index, which measures the broad U.S. stock market.

     Most of the EAFE’s gains occurred in the fourth quarter of 2004, when the index climbed 15.32%. Both European and Pacific stocks posted robust returns, with the German component of the EAFE up 19.34% and the Japanese component up 13.08%, in dollar terms.

     In the first quarter of 2005, both foreign and domestic markets lost their positive momentum, as investors reacted to higher oil prices, rising interest rates and the threat of inflation. The EAFE index declined 0.17% in dollar terms, while the Russell 3000 fell 2.20%. Pacific stocks were down, with Japanese stocks registering a 2.37% drop, while European stocks posted a 0.46% gain. German stocks gave back 2.27%; the United Kingdom and France were up 1.35% and 1.84%, respectively.

Currency shifts affect performance

Currency factors again had a significant impact on the performance of foreign stocks. In the fourth quarter of 2004, the EAFE returned 6.83% in terms of local currencies. The weakness of the dollar boosted this return to 15.32% in dollar terms. In the first quarter of 2005, however, the dollar rebounded sharply versus the pound, yen and euro, converting the 3.36% gain the index made in local currency terms to a loss of 0.17% in dollars.

     During the period, the fund’s returns were comparable to those of its benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 77

International Equity Index Fund |  Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including foreign investment risks, index risk and small-cap risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside of North America. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TCIEX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

International Equity Index Fund
Institutional Class	15.00%	25.51%	14.91%	76.54%
Benchmark:
Morgan Stanley EAFE Index[2]	15.06	25.67	15.13	77.11
Peer group:
Morningstar Foreign Large Blend	12.48	22.20	13.70	65.28

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

78 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,654 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 19.29%, for the quarter ended June 30, 2003
Worst quarter: –8.09%, for the quarter ended March 31, 2003

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 79

International Equity Index Fund | Foreign stocks

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,149.10	$0.75
5% annual hypothetical return	1,000.00	1,024.29 ‡	0.71

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.15%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets		Portfolio breakdown by company size

	Percent of		Percent of
Country	invested assets	Capitalization as of 3/31/2005	net assets

United Kingdom	24.9	Large: over $5 billion	88.84
Japan	21.5	Middle: $1 billion–$5 billion	10.16
France	9.7	Small: under $1 billion	1.00
Switzerland	6.9
Germany	6.9	Total	100.00
Australia	5.2
Netherlands	5.0	Fund facts
Italy	4.2
Spain	4.0	Inception date
16 other nations	11.4	Institutional Class	10/1/2002
Short-term investments	0.3	Net assets (3/31/2005)	$146.64 million

Total	100.0

80 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Real Estate Securities Fund |  Real estate securities

DISCUSSION

Performance in the six months
ended March 31, 2005

The Real Estate Securities Fund returned 9.22% for the Institutional Share Class, topping the 8.98% return of the fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, and the 8.18% average return of similar funds, as measured by the Morningstar Specialty Real Estate category.

First-quarter correction tames REITs

Most of the gains for real estate investment trusts (REITs) occurred in the fourth quarter of 2004. Demand for REITs was coming largely from yield-oriented investors seeking alternatives to lower-yielding bonds. During the quarter, the Dow Jones Wilshire Real Estate Securities Index surged 16.46% —well ahead of the 10.16% return of the broad domestic stock market, as measured by the Russell 3000® Index.

     REITs stumbled in the first quarter of 2005. The benchmark lost 6.43%, versus a 2.20% drop in the Russell 3000. The REIT market was ripe for a correction after two years of returns that were far above their historical average. Weaker demand for REITs contributed to the downturn, with many yield-oriented investors rotating back to bonds as long-term interest rates rose.

Sector weights boost fund’s return

For the six-month period, the fund beat the benchmark by overweighting hotels and underweighting the apartment, office and retail sectors.

     The hotel sector benefited from increased travel combined with a limited new supply of hotel rooms. Apartments lagged because employment growth—a key driver of demand in this sector—was tepid, and because low mortgage rates prompted many renters to become homeowners. The office sector was hurt by diminished cash flows as five-year leases expired in a rental market that was less robust than it had been when the expiring leases were written.

     The retail sector boasted strong fundamentals but appeared overvalued. During the period, the fund sold select retail holdings that had reached the price thresholds we had set for them. Trimming the portfolio’s exposure to retail proved beneficial as the sector sold off.

     Throughout the period, the fund’s portfolio remained broadly diversified among ten real estate sectors and across three cap sizes. As of March 31, 2005, the fund was positioned somewhat less defensively than it had been six months earlier, reflecting our view that valuations had become more realistic, while fundamentals in real estate remained sound.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 81

Real Estate Securities Fund |  Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TIREX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Real Estate Securities Fund
Institutional Class	10.92%	26.66%	9.22%	80.62%
Benchmark:
Dow Jones Wilshire
Real Estate Securities Index	12.51	25.06	8.98	74.97
Peer group:
Morningstar Specialty Real Estate	10.14	23.75	8.18	70.88

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

82 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,062 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.20%, for the quarter ended December 31, 2004
Worst quarter: –6.81%, for the quarter ended March 31, 2005

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 83

Real Estate Securities Fund |  Real estate securities

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,092.20	$0.84
5% annual hypothetical return	1,000.00	1,024.19 ‡	0.81

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.16%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	10/1/2002
		Net assets (3/31/2005)	$203.16 million
Large: over $5 billion	27.17
Middle: $1 billion–$5 billion	32.25
Small: under $1 billion	40.58

Total	100.00

84 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Social Choice Equity Fund |  Socially screened stocks

DISCUSSION

Performance in the six months
ended March 31, 2005

The Social Choice Equity Fund returned 6.97% for the Institutional Share Class, compared with 7.73% for the fund’s benchmark, the Russell 3000® Index, and the 7.14% average return of similar funds, as measured by the Morningstar Large Blend category. Neither the benchmark nor the Morningstar category screens investments for social criteria, as the fund does.

Excluded stocks reduce performance

Because of its social screens, the fund did not invest in several stocks that are large components of the benchmark in terms of market capitalization. While the exclusion of these stocks produced both positive and negative effects on the fund’s return, the detractors outweighed the positive contributors during the period.

     The largest detraction from performance came from the exclusion of ExxonMobil, which is the largest holding in the Russell 3000. This stock returned 6.6% for the fourth quarter of 2004 and 16.8% for the first quarter of 2005—posting a return for the six-month period that was roughly three times that of the benchmark. The fund’s relative return was also reduced by the exclusion of several other stocks that outperformed the index, including ConocoPhillips and Altria, the parent company of Philip Morris.

     Conversely, the fund’s social screens helped relative performance by excluding a number of stocks that underperformed the benchmark, including Pfizer, Wal-Mart, Eli Lilly and Citigroup.

Stock weightings help manage risk

Since the fund cannot invest in some of the stocks in the Russell 3000, the fund’s managers use statistical techniques to ensure that the risk characteristics of the portfolio resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of market capitalization within the benchmark.

     During the period, the fund had overweight holdings, compared with the benchmark, in several stocks that outperformed the benchmark, including Johnson & Johnson and Valero Energy. The positive effects of these holdings were partly offset by larger-than-benchmark weightings in such stocks as insurer American International Group and JPMorgan Chase, both of which underperformed the Russell 3000 Index.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 85

Social Choice Equity Fund |  Socially screened stocks

Investment objective

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to the risk of socially screened investing, index risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization, and measures the performance of about 98 percent of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of March 31, 2005				Ticker symbol: TISCX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since			since
	1 year	5 years	inception[1]	6 months	5 years	inception[1]

Social Choice Equity Fund
Institutional Class	5.90%	–2.33%	–0.37%	6.97%	–11.12%	–2.11%
Benchmark:
Russell 3000 Index[2]	7.09	–2.48	0.02	7.73	–11.79	0.14
Peer group:
Morningstar Large Blend	5.79	–2.78	–0.57	7.14	–13.13	–2.07

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

86 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would be worth $9,789 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 16.24%, for the quarter ended June 30, 2003
Worst quarter: –16.32%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999 through September 30, 1999.
*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 87

Social Choice Equity Fund | Socially screened stocks

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,069.70	$0.41
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Institutional Class	7/1/1999
		Net assets (3/31/2005)	$106.28 million
Large: over $5 billion	84.55
Middle: $1 billion–$5 billion	11.33
Small: under $1 billion	4.12

Total	100.00

88 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Bond Fund |  Intermediate-term bonds

DISCUSSION

Performance in the six months
ended March 31, 2005

The Bond Fund returned 0.46% for the Institutional Share Class, virtually matching the 0.47% return of its benchmark, the Lehman Brothers U.S. Aggregate Index, and well ahead of the 0.40% average return of similar funds, as measured by the Morningstar Intermediate-Term Bond category.

Bonds slide on rising inflation and rate hikes

The bond market’s positive performance during 2004 stalled in the year’s fourth quarter. Bond returns turned negative in the first quarter of 2005, as stronger economic growth, accelerating inflation and rising interest rates unnerved investors. (Bond prices normally fall when interest rates rise.) The Lehman Brothers U.S. Aggregate Index returned just 0.95% in the last three months of 2004 and declined 0.48% in the first quarter of 2005.

     Fueled by sharply higher energy prices, inflation, as measured by the Consumer Price Index for All Urban Consumers (CPI-U), jumped a seasonally adjusted 0.4% in February. In March, the increase was 0.6% —the largest gain in five months. In response, the Federal Reserve followed its three increases in short-term interest rates in mid-2004 with another four during the period, bringing the federal funds rate to 2.75%.

     Among domestic bonds, U.S. agency securities provided the best returns, the result of a decline in new issues that drove up prices. Lower-quality (triple-B-rated) corporate issues also performed well, as did U.S. Treasury Inflation-Protected Securities (TIPS). As bond prices slid, the yield of the 10-year U.S. Treasury note climbed from 4.13% at the beginning of the period to 4.49% at its end.

Portfolio strategies pay off

At the beginning of the period, the fund benefited from a position in corporate bonds that was larger than their share of the benchmark. These holdings were gradually reduced over the six months. Therefore, there was a reduced exposure to the sell off that occured in March when General Motors lowered earnings projections. An overweight position in U.S agency securities late in the period also boosted relative returns.

     As of March 31, 2005, the fund’s overall option-adjusted duration was 4.51 years, compared with 4.50 years for the benchmark. Keeping duration—a measure of the portfolio’s sensitivity to interest-rate changes—close to the benchmark’s helps mitigate the risk that the fund will underperform the benchmark.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 89

Bond Fund |  Intermediate-term bonds

Investment objective

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade, fixed-income securities.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks including foreign investment risks and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of March 31, 2005				Ticker symbol: TIBDX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since			since
	1 year	5 years	inception[1]	6 months	5 years	inception[1]

Bond Fund
Institutional Class	1.15%	7.22%	6.75%	0.46%	41.73%	45.67%
Benchmark:
Lehman Brothers U.S. Aggregate Index	1.15	7.13	6.68	0.47	41.16	45.08
Peer group:
Morningstar Intermediate-Term Bond	0.79	6.35	5.91	0.40	36.03	39.26

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

90 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $14,567 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 5.02%, for the quarter ended September 30, 2001
Worst quarter: –2.31%, for the quarter ended June 30, 2004

†	Does not include returns from July 1, 1999 through September 30, 1999.
*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 91

Bond Fund |  Intermediate-term bonds

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,004.60	$0.70
5% annual hypothetical return	1,000.00	1,024.29 ‡	0.71

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Fund facts

Inception date
Institutional Class	7/1/1999
Net assets (3/31/2005)	$1.19 billion

Holdings by market sector (as of 3/31/2005)

Government
mortgage-backed securities	36.0%
Corporate bonds	20.7
U.S. Treasury securities	18.7
U.S. agency securities	14.8
Short-term investments	3.5
Other mortgage-backed securities	2.7
Asset-backed securities	2.3
Yankees*	1.3

Total	100.0

*	Foreign government and corporate bonds denominated in U.S. dollars

Risk characteristics*
Bond Fund vs. Benchmark (as of 3/31/2005)

	Average	Option-adjusted
	maturity	duration
	(in years)	(in years)

Bond Fund	6.97	4.51

Lehman Brothers
U.S. Aggregate
Index	7.09	4.50

*	As calculated using an analytical model developed by Lehman Brothers POINT, a widely recognized risk analytic software package

About maturity and duration

The maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable. Duration is measured in years and indicates the sensitivity of a bond to changes in interest rates: the lower the duration, the lower the bond’s potential volatility and vice versa.

92 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Inflation-Linked Bond Fund |  Inflation-protected bonds

DISCUSSION

Performance in the six months
ended March 31, 2005

The Inflation-Linked Bond Fund returned 2.20% for the Institutional Share Class, topping the 2.18% return of its benchmark, the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index.

TIPS continue to outperform

During the period, returns on an annualized basis for inflation-linked bonds declined from 7.52% for the year ended September 30, 2004. Nevertheless, the real (above-inflation) returns provided by TIPS attracted investors seeking to counter the effects of falling bond prices on returns. The TIPS index far surpassed the 0.47% gain of the Lehman Brothers U.S. Aggregate Index, which tracks a broad range of government, corporate and mortgage-backed securities.

     The six-month period saw the economy strengthen from growth in retail sales, industrial production and employment. However, inflation rose as oil prices reached a high of $58.72 a barrel in mid-March. The Consumer Price Index for All Urban Consumers (CPI-U) jumped a seasonally adjusted 0.4% in February. In March, the increase was 0.6% —the largest gain in five months.

     Having raised short-term interest rates by 0.25% three times in mid-2004, the Federal Reserve increased them by the same amount another four times during the period, to 2.75%. Moreover, the Fed expressed concern that higher inflation, although not an immediate threat, could require near-term action. This announcement raised the possibility of larger rate hikes. Concerned that bond prices (which normally move in inverse relation to interest rates) would fall more precipitously, investors began moving from bonds to cash. For the week ended March 30, AMG Data Services reported net outflows of $1.1 billion from taxable bond funds.

In pursuit of relative value

We sought relative value among inflation-linked securities in an environment of volatile energy prices, rising short-term rates and uncertainty about inflation. In some instances, the fund was able to improve relative performance by buying bonds in the marketplace, rather than at auction. During part of the period, the fund benefited from a duration slightly above that of the benchmark.

     As of March 31, 2005, however, the fund’s and the benchmark’s duration was 8.7 years. At most times, we kept the fund’s duration—a measure of sensitivity to interest-rate changes—similar to the benchmark’s to reduce the risk that the fund would underperform its benchmark.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 93

Inflation-Linked Bond Fund | Inflation-protected bonds

Investment objective

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to the risks of inflation-indexed bonds and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Lehman Brothers U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TIILX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Inflation-Linked Bond Fund
Institutional Class	2.77%	6.56%	2.20%	17.22%
Benchmark:
Lehman Brothers U.S. Treasury
Inflation-Protected Securities Index	2.81	6.77	2.18	17.80

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

94 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $11,722 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 5.06%, for the quarter ended March 31, 2004
Worst quarter: –3.14%, for the quarter ended June 30, 2004

*	Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 95

Inflation-Linked Bond Fund | Inflation-protected bonds

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Inflation-Linked Bond Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,022.00	$0.71
5% annual hypothetical return	1,000.00	1,024.29 ‡	0.71

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio composition by maturity		Fund facts
(as of 3/31/2005)
		Inception date
Percent of		Institutional Class	10/1/2002
net assets		Net assets (3/31/2005)	$385.21 million

1–10-Year Bonds	70.4
Over-20-Year Bonds	29.1
Cash or Cash Equivalents	0.5

Total	100.00

96 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Money Market Fund |  Cash equivalents

DISCUSSION

Performance in the six months
ended March 31, 2005

The Money Market Fund returned 1.07% for the Institutional Share Class, topping the 0.80% return of the iMoneyNet Money Fund Report Averages™—All Taxable, a simple average of over 1,000 taxable money market funds.

     At the outset of the period, the Federal Reserve Board was in the midst of implementing a tighter monetary policy in response to an accelerating expansion of the economy and consequent fears of inflation. Through a series of quarter-percent increases, the Fed sought to reduce liquidity without derailing economic growth, which was vulnerable due to the unprecedented levels of debt in the economy.

     The Fed raised short-term interest rates four times during the period, bringing the federal funds rate to 2.75% at the end of March.

LIBOR curve slightly steepens

During the six-month period, the LIBOR (London Interbank Offered Rate) curve steepened somewhat. (LIBOR is the rate of interest that banks pay to borrow money from one another on the London market. The prices of many money market securities are based on the LIBOR curve.) Short-term rates climbed in tandem with the rising federal funds rate, and the spread between short- and longer-term rates, which had been unusually narrow, began to widen.

     Amid these conditions, commercial paper accounted for 81.9% of the fund’s invested holdings, with an additional 10.8% in government and agency securities. The remainder was invested in certificates of deposit and domestic and foreign variable rate notes.

     In order to produce additional value, the fund had 9.5% of its assets invested in foreign holdings as of March 31, 2005.

     During the period, the weighted average maturity of the fund fluctuated between 32 and 48 days. At the end of March, it stood at 34 days, compared with 38 days for the average iMoneyNet fund.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 97

Money Market Fund |  Cash equivalents

Investment objective

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

The fund is subject to special risks including income volatility risk, market risk, credit risk, interest-rate risk, prepayment and extension risk, and foreign investment risks. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund. For a further discussion of risk, please see page six.

Yield and average maturity

	Net annualized yield		Average maturity
	(for the 7 days ended 3/29/2005)		(as of 3/29/2005)
	Current yield	Effective yield	Days

Money Market Fund	2.63%	2.66%	34
iMoneyNet Money Fund
Report AveragesTM—All Taxable	2.11%	2.13%	38

Performance as of March 31, 2005			Ticker symbol: TCIXX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since			since
	1 year	5 years	inception[1]	6 months	5 years	inception[1]

Money Market Fund
Institutional Class	1.67%	2.73%	3.11%	1.07%	14.45%	19.25%
iMoneyNet Money Fund Report
Averages—All Taxable	1.15	2.28	2.64	0.80	11.83	16.03

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

1 Inception date: July 1, 1999

98 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $11,925 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 1.65%, for the quarter ended December 31, 2000
Worst quarter: 0.25%, for the quarter ended March 31, 2004

† Does not include returns from July 1, 1999 through September 30, 1999.
* Partial fiscal year

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 99

Money Market Fund | Cash equivalents

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,010.70	$0.40
5% annual hypothetical return	1,000.00	1,024.59 ‡	0.41

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.09%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Asset allocation (as of 3/31/2005)		Fund facts

Percent of		Inception date
net assets		Institutional Class	7/1/1999
		Net assets (3/31/2005)	$179.41 million
Commercial paper	81.9
U.S. government and agency securities	10.8
Certificates of deposit	4.5
Floating-rate securities	2.8

Total	100.0

100 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	APPAREL AND OTHER TEXTILE PRODUCTS		$697,934	0.67%

	BUILDING MATERIALS AND GARDEN SUPPLIES		730,409	0.70

	BUSINESS SERVICES
	Adobe Systems, Inc	15,625	1,049,531	1.00
	Automatic Data Processing, Inc	33,584	1,509,601	1.44
*	Google, Inc (Class A)	6,646	1,199,669	1.15
	Microsoft Corp	75,858	1,833,488	1.75
	SAP AG. (Spon ADR)	24,986	1,001,439	0.96
*	Yahoo!, Inc	40,903	1,386,612	1.32
	Other		2,597,691	2.48

			10,578,031	10.10

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	17,349	1,009,885	0.97
*	Genentech, Inc	16,779	949,859	0.91
	Gillette Co	56,057	2,829,757	2.70
	Lilly (Eli) & Co	21,874	1,139,635	1.09
	Pfizer, Inc	98,725	2,593,506	2.48
	Procter & Gamble Co	45,640	2,418,920	2.31
	Schering-Plough Corp	84,825	1,539,574	1.47
*	Sepracor, Inc	21,555	1,237,473	1.18
	Other		3,049,117	2.91

			16,767,726	16.02

	COMMUNICATIONS
	Sprint Corp	46,388	1,055,327	1.01
	Other		235,577	0.22

			1,290,904	1.23

	DEPOSITORY INSTITUTIONS		81,694	0.08

	EATING AND DRINKING PLACES		412,221	0.39

	EDUCATIONAL SERVICES
*	Career Education Corp	30,481	1,044,279	1.00

			1,044,279	1.00

	ELECTRIC, GAS, AND SANITARY SERVICES		829,121	0.79

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Intel Corp	88,094	2,046,424	1.95
	Motorola, Inc	103,261	1,545,817	1.48
	National Semiconductor Corp	63,128	1,301,068	1.24
	Qualcomm, Inc	67,925	2,489,451	2.38
	Xilinx, Inc	33,988	993,469	0.95
	Other		2,660,881	2.54

			11,037,110	10.54

	ENGINEERING AND MANAGEMENT SERVICES		1,308,090	1.25

	FABRICATED METAL PRODUCTS		640,587	0.61

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 101

Growth Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	44,254	$2,346,789	2.24%
	Other		1,805,574	1.73

			4,152,363	3.97

	FURNITURE AND FIXTURES		67,063	0.06

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	40,013	1,462,075	1.40

			1,462,075	1.40

	GENERAL MERCHANDISE STORES
*	Kohl’s Corp	31,761	1,639,820	1.57
	Target Corp	37,384	1,869,948	1.79
	Wal-Mart Stores, Inc	23,796	1,192,418	1.14
	Other		4,418	0.00

			4,706,604	4.50

	HEALTH SERVICES
*	Express Scripts, Inc	16,329	1,423,726	1.36
	Health Management Associates, Inc (Class A)	37,578	1,482,169	1.42

			2,905,895	2.78

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Growth Index Fund	20,338	953,242	0.91
	Other		7,259	0.01

			960,501	0.92

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	28,972	1,739,189	1.66
	Other		197,595	0.19

			1,936,784	1.85

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	30,718	2,632,225	2.51
	Applied Materials, Inc	66,765	1,084,931	1.04
*	Cisco Systems, Inc	219,817	3,932,526	3.76
*	Dell, Inc	77,887	2,992,419	2.86
	Other		2,628,256	2.51

			13,270,357	12.68

	INSTRUMENTS AND RELATED PRODUCTS
	Guidant Corp	12,393	915,843	0.87
	Medtronic, Inc	39,624	2,018,843	1.93
*	St. Jude Medical, Inc	51,194	1,842,984	1.76
*	Zimmer Holdings, Inc	17,468	1,359,185	1.30
	Other		407,238	0.39

			6,544,093	6.25

	INSURANCE AGENTS, BROKERS AND SERVICE		736,985	0.70

102 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSURANCE CARRIERS
	Aetna, Inc	12,088	$905,996	0.87%
	American International Group, Inc	15,756	873,040	0.83
	Progressive Corp	9,558	877,042	0.84

			2,656,078	2.54

	MISCELLANEOUS RETAIL
*	eBay, Inc	28,052	1,045,218	1.00
	Staples, Inc	29,975	942,114	0.90
	Other		396	0.00

			1,987,728	1.90

	MOTION PICTURES
	News Corp (Class A)	73,494	1,243,519	1.19
*	Time Warner, Inc	51,507	903,948	0.86
	Other		643,039	0.62

			2,790,506	2.67

	NONDEPOSITORY INSTITUTIONS
	American Express Co	40,283	2,069,338	1.98
	MBNA Corp	47,014	1,154,194	1.10
	Other		1,077,493	1.03

			4,301,025	4.11

	OIL AND GAS EXTRACTION		453,046	0.43

	PETROLEUM AND COAL PRODUCTS		151,324	0.14

	PRINTING AND PUBLISHING		18,770	0.02

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		2	0.00

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	9,515	1,046,555	1.00
	Other		559,390	0.53

			1,605,945	1.53

	TRANSPORTATION BY AIR		458,884	0.44

	TRANSPORTATION EQUIPMENT
	United Technologies Corp	8,599	874,174	0.83
	Other		906,696	0.87

			1,780,870	1.70

	TRUCKING AND WAREHOUSING		482,994	0.46

	WATER TRANSPORTATION		1,547,218	1.48

	WHOLESALE TRADE-DURABLE GOODS
	Johnson & Johnson	59,924	4,024,496	3.84

			4,024,496	3.84

	WHOLESALE TRADE-NONDURABLE GOODS		134,749	0.13

	TOTAL COMMON STOCKS	(Cost $106,430,386)	104,554,461	99.88

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 103

Growth Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
ISSUER		VALUE	ASSETS

SHORT-TERM INVESTMENTS
TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$409,970	0.39%

TOTAL SHORT-TERM INVESTMENTS	(Cost $410,000)	409,970	0.39

TOTAL PORTFOLIO	(Cost $106,840,386)	104,964,431	100.27%
OTHER ASSETS AND LIABILITIES, NET		(284,663)	(0.27)

NET ASSETS		$104,679,768	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

104 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	APPAREL AND ACCESSORY STORES		$2,738,076	0.85%

	APPAREL AND OTHER TEXTILE PRODUCTS		354,840	0.11

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	70,620	2,700,509	0.83
	Other		50,280	0.02

			2,750,789	0.85

	BUSINESS SERVICES
	Microsoft Corp	298,200	7,207,494	2.23
*	Pixar	17,592	1,716,100	0.53
	Other		13,353,056	4.13

			22,276,650	6.89

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	55,780	3,246,954	1.00
	Merck & Co, Inc	96,800	3,133,416	0.97
	Pfizer, Inc	236,700	6,218,109	1.92
	Procter & Gamble Co	85,900	4,552,700	1.41
	Other		9,723,112	3.01

			26,874,291	8.31

	COMMUNICATIONS
	SBC Communications, Inc	95,018	2,250,976	0.70
	Verizon Communications, Inc	81,931	2,908,551	0.90
	Viacom, Inc (Class B)	61,582	2,144,901	0.66
	Other		6,657,296	2.06

			13,961,724	4.32

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	155,086	6,839,293	2.12
	Citigroup, Inc	187,443	8,423,688	2.61
	JPMorgan Chase & Co	114,311	3,955,161	1.22
	U.S. Bancorp	62,229	1,793,440	0.55
	Wachovia Corp	50,600	2,576,046	0.80
	Wells Fargo & Co	70,143	4,194,551	1.30
	Other		3,341,736	1.03

			31,123,915	9.63

	EATING AND DRINKING PLACES		1,709,603	0.53

	EDUCATIONAL SERVICES		181,578	0.06

	ELECTRIC, GAS, AND SANITARY SERVICES		8,420,236	2.60

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Emerson Electric Co	27,336	1,774,926	0.55
	General Electric Co	320,400	11,553,624	3.57
	Intel Corp	254,808	5,919,190	1.83
	Other		5,851,467	1.81

			25,099,207	7.76

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 105

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ENGINEERING AND MANAGEMENT SERVICES		$850,169	0.26%

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	22,552	2,019,081	0.62
	Other		868,810	0.27

			2,887,891	0.89

	FOOD AND KINDRED PRODUCTS
	Anheuser-Busch Cos, Inc	37,977	1,799,730	0.56
	Pepsi Bottling Group, Inc	66,400	1,849,240	0.57
	PepsiCo, Inc	62,859	3,333,413	1.03
	Other		4,666,187	1.44

			11,648,570	3.60

	FOOD STORES		1,462,719	0.45

	FURNITURE AND FIXTURES		121,365	0.04

	FURNITURE AND HOMEFURNISHINGS STORES		1,314,394	0.41

	GENERAL BUILDING CONTRACTORS		1,050,544	0.33

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	97,899	4,905,719	1.52
	Other		2,083,192	0.64

			6,988,911	2.16

	HEALTH SERVICES		772,722	0.24

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	14,640	1,726,935	0.54
	Other		2,144,272	0.66

			3,871,207	1.20

	HOTELS AND OTHER LODGING PLACES		964,589	0.30

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	23,511	2,014,658	0.62
*	Apple Computer, Inc	42,964	1,790,310	0.56
	Baker Hughes, Inc	46,510	2,069,230	0.64
*	Cisco Systems, Inc	210,217	3,760,782	1.16
*	Dell, Inc	97,295	3,738,074	1.16
	International Business Machines Corp	65,220	5,959,804	1.84
	Tyco International Ltd	50,000	1,690,000	0.52
	Other		7,993,119	2.47

			29,015,977	8.97

	INSTRUMENTS AND RELATED PRODUCTS
	Becton Dickinson & Co	35,100	2,050,542	0.63
	Medtronic, Inc	42,742	2,177,705	0.67
	Other		4,319,333	1.34

			8,547,580	2.64

	INSURANCE AGENTS, BROKERS AND SERVICE		15,988	0.00

106 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSURANCE CARRIERS
	Aetna, Inc	29,200	$2,188,540	0.68%
	American International Group, Inc	54,245	3,005,716	0.93
	Chubb Corp	26,526	2,102,716	0.65
	Principal Financial Group	50,100	1,928,349	0.59
	UnitedHealth Group, Inc	26,000	2,479,880	0.77
	Other		11,935,001	3.69

			23,640,202	7.31

	METAL MINING
	Phelps Dodge Corp	20,700	2,105,811	0.65
	Other		632,451	0.20

			2,738,262	0.85

	MISCELLANEOUS MANUFACTURING INDUSTRIES		813,399	0.25

	MISCELLANEOUS RETAIL		5,789,659	1.79

	MOTION PICTURES
*	Time Warner, Inc	135,577	2,379,376	0.74
	Walt Disney Co	114,121	3,278,696	1.01
	Other		1,653,942	0.51

			7,312,014	2.26

	NONDEPOSITORY INSTITUTIONS
	American Express Co	60,958	3,131,413	0.97
	Fannie Mae	34,813	1,895,568	0.59
	Other		3,933,777	1.21

			8,960,758	2.77

	NONMETALLIC MINERALS, EXCEPT FUELS		954,744	0.30

	OIL AND GAS EXTRACTION		3,708,801	1.15

	PAPER AND ALLIED PRODUCTS		2,720,278	0.84

	PETROLEUM AND COAL PRODUCTS
	ChevronTexaco Corp	59,618	3,476,325	1.08
	ExxonMobil Corp	206,720	12,320,512	3.81
	Other		4,464,540	1.38

			20,261,377	6.27

	PRIMARY METAL INDUSTRIES		881,025	0.27

	PRINTING AND PUBLISHING		1,207,518	0.37

	RAILROAD TRANSPORTATION		1,713,627	0.53

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		76,372	0.02

	SECURITY AND COMMODITY BROKERS		4,886,275	1.51

	SPECIAL TRADE CONTRACTORS		524,384	0.16

	STONE, CLAY, AND GLASS PRODUCTS		626,619	0.19

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 107

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

TOBACCO PRODUCTS
Altria Group, Inc	51,800	$3,387,202	1.05%
Other		369,500	0.11

		3,756,702	1.16

TRANSPORTATION BY AIR
FedEx Corp	22,587	2,122,049	0.66
Other		1,928,255	0.59

		4,050,304	1.25

TRANSPORTATION EQUIPMENT		5,403,280	1.67

TRANSPORTATION SERVICES		396,028	0.12

TRUCKING AND WAREHOUSING		2,069,402	0.64

WATER TRANSPORTATION		800,088	0.25

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson	111,946	7,518,293	2.33
Other		1,196,854	0.37

		8,715,147	2.70

WHOLESALE TRADE-NONDURABLE GOODS
AmerisourceBergen Corp	29,530	1,691,774	0.52
Other		3,365,280	1.04

		5,057,054	1.56

TOTAL COMMON STOCKS	(Cost $326,861,364)	322,066,854	99.59

TOTAL PORTFOLIO	(Cost $326,861,364)	322,066,854	99.59%
OTHER ASSETS AND LIABILITIES, NET		1,328,139	0.41

NET ASSETS	323,394,993		100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

108 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PREFERRED STOCKS
	INDUSTRIAL MACHINERY AND EQUIPMENT		$133,534	0.02%

	INSTRUMENTS AND RELATED PRODUCTS		125,764	0.02

	TOTAL PREFERRED STOCKS	(Cost $249,561)	259,298	0.04

	COMMON STOCKS
	APPAREL AND ACCESSORY STORES		77,697	0.01

	APPAREL AND OTHER TEXTILE PRODUCTS		1,754,478	0.23

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		3,279,675	0.43

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Wolseley plc	598,242	12,525,243	1.66
	Other		32,259	0.00

			12,557,502	1.66

	BUSINESS SERVICES
	Cintra Concesiones de Infraestructuras de Transporte S.A.	678,647	7,320,629	0.97
	Other		21,596,421	2.86

			28,917,050	3.83

	CHEMICALS AND ALLIED PRODUCTS
	GlaxoSmithKline plc	341,497	7,827,394	1.04
	Merck KGaA	140,790	10,063,774	1.33
	Novartis AG. (Regd)	169,022	7,912,935	1.05
	Reckitt Benckiser plc	365,998	11,632,530	1.54
	Sanofi-Aventis	222,863	18,841,334	2.50
	Takeda Pharmaceutical Co Ltd	104,100	4,973,364	0.66
	Other		16,438,609	2.18

			77,689,940	10.30

	COMMUNICATIONS
	KDDI Corp	1,341	6,657,358	0.88
	Vodafone Group plc	3,376,313	8,963,725	1.19
	Other		22,002,745	2.92

			37,623,828	4.99

	DEPOSITORY INSTITUTIONS
	Banca Intesa S.p.A.	2,046,850	10,427,938	1.38
*	Bayerische Hypo-und Vereinsbank AG.	236,656	5,803,845	0.77
	Depfa Bank plc	711,017	11,273,692	1.49
	Deutsche Bank AG. (Regd)	104,067	9,000,932	1.19
	HSBC Holdings plc (United Kingdom)	590,480	9,338,995	1.24
	Mitsubishi Tokyo Financial Group, Inc	639	5,556,002	0.74
	Royal Bank of Scotland Group plc	583,119	18,555,334	2.46
	Shinsei Bank Ltd	1,015,000	5,788,613	0.77
	UBS AG. (Regd)	273,079	23,140,346	3.07
	Other		18,210,691	2.41

			117,096,388	15.52

	EATING AND DRINKING PLACES		221,159	0.03

	EDUCATIONAL SERVICES		918,848	0.12

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 109

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

ELECTRIC, GAS, AND SANITARY SERVICES
Nissin Co Ltd	2,160,480	$5,049,738	0.67%
Other		12,934,477	1.71

		17,984,215	2.38

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Kyocera Corp	69,700	4,985,088	0.66
Nokia Oyj	378,323	5,880,582	0.78
STMicroelectronics NV	337,179	5,626,676	0.75
Other		12,396,515	1.64

		28,888,861	3.83

FABRICATED METAL PRODUCTS		1,672,610	0.22

FOOD AND KINDRED PRODUCTS
Groupe Danone	98,036	9,778,907	1.30
Nisshin Oillio Group Ltd	1,108,000	6,215,408	0.82
Other		8,358,936	1.11

		24,353,251	3.23

FOOD STORES
Tesco plc	3,026,657	18,101,160	2.40
Other		286,961	0.04

		18,388,121	2.44

FURNITURE AND FIXTURES		45,727	0.01

FURNITURE AND HOMEFURNISHINGS STORES		1,726,101	0.23

GENERAL BUILDING CONTRACTORS
Titan Cement Co S.A.	153,752	5,111,492	0.68
Other		6,706,537	0.89

		11,818,029	1.57

GENERAL MERCHANDISE STORES		127,147	0.02

HEALTH SERVICES		664,812	0.09

HEAVY CONSTRUCTION, EXCEPT BUILDING
Vinci S.A.	104,120	15,047,534	1.99
Other		200,126	0.03

		15,247,660	2.02

HOLDING AND OTHER INVESTMENT OFFICES
Nobel Biocare Holding AG.	44,346	9,366,646	1.24
Orient Corp	2,234,000	7,915,913	1.05
Other		9,263,545	1.23

		26,546,104	3.52

HOTELS AND OTHER LODGING PLACES
Accor S.A.	378,655	18,582,411	2.46

		18,582,411	2.46

110 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

INDUSTRIAL MACHINERY AND EQUIPMENT
Futuris Corp Ltd	3,415,157	$5,494,934	0.73%
Rheinmetall AG.	193,374	10,304,058	1.37
Other		7,984,859	1.05

		23,783,851	3.15

INSTRUMENTS AND RELATED PRODUCTS		4,852,154	0.64

INSURANCE AGENTS, BROKERS AND SERVICE		78,804	0.01

INSURANCE CARRIERS
Schindler Holding AG. (Pt Cert)	15,837	5,886,224	0.78
Zurich Financial Services AG.	95,532	16,823,699	2.23
Other		18,071,301	2.39

		40,781,224	5.40

LOCAL AND INTERURBAN PASSENGER TRANSIT		613,881	0.08

LUMBER AND WOOD PRODUCTS		124,215	0.02

METAL MINING		7,837,820	1.04

MISCELLANEOUS RETAIL		3,637,072	0.48

MOTION PICTURES		933,368	0.12

NONDEPOSITORY INSTITUTIONS
Hypo Real Estate Holding	222,202	9,284,431	1.23
Other		1,961,336	0.26

		11,245,767	1.49

OIL AND GAS EXTRACTION
Total S.A.	21,427	5,026,491	0.67
Other		6,155,576	0.81

		11,182,067	1.48

PAPER AND ALLIED PRODUCTS		4,127,774	0.55

PERSONAL SERVICES		134,953	0.02

PETROLEUM AND COAL PRODUCTS
BHP Billiton Ltd	409,983	5,667,335	0.75
BP plc	753,304	7,807,579	1.03
ENI S.p.A.	471,641	12,277,752	1.63
Royal Dutch Petroleum Co	136,263	8,167,584	1.08
Other		9,096,924	1.21

		43,017,174	5.70

PRIMARY METAL INDUSTRIES
NEOMAX Co Ltd	262,000	6,197,270	0.82
Other		3,241,522	0.43

		9,438,792	1.25

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 111

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PRINTING AND PUBLISHING
	Reed Elsevier NV	433,710	$6,555,495	0.87%
	Reed Elsevier plc	1,010,847	10,476,870	1.39
	Other		1,494,892	0.20

			18,527,257	2.46

	RAILROAD TRANSPORTATION		2,416,309	0.32

	REAL ESTATE		7,025,932	0.93

	SECURITY AND COMMODITY BROKERS		2,862,627	0.38

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd (Regd)	392,089	24,195,105	3.21
	Other		5,677,320	0.75

			29,872,425	3.96

	TRANSPORTATION BY AIR		3,357,644	0.44

	TRANSPORTATION EQUIPMENT
*	Fiat S.p.A.	2,548,921	18,584,274	2.46
	Toyota Motor Corp	275,700	10,284,620	1.36
	Other		6,519,920	0.87

			35,388,814	4.69

	TRANSPORTATION SERVICES		507,953	0.07

	TRUCKING AND WAREHOUSING		2,550,355	0.34

	WATER TRANSPORTATION		1,458,638	0.19

	WHOLESALE TRADE-DURABLE GOODS
	Terumo Corp	167,500	5,058,199	0.67
	Other		1,288,909	0.17

			6,347,108	0.84

	WHOLESALE TRADE-NONDURABLE GOODS
	Clariant AG.	1,149,451	19,914,559	2.64
	Inditex S.A.	456,374	13,683,426	1.82
	Other		1,980,040	0.26

			35,578,025	4.72

	TOTAL COMMON STOCKS	(Cost $677,672,050)	753,863,617	99.91

	TOTAL PORTFOLIO	(Cost $677,921,611)	754,122,915	99.95%
	OTHER ASSETS AND LIABILITIES, NET		413,821	0.05

	NET ASSETS	754,536,736		100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

112 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$2,559,631	0.57%

	APPAREL AND ACCESSORY STORES		1,105,104	0.25

	APPAREL AND OTHER TEXTILE PRODUCTS		3,079,544	0.68

	AUTO REPAIR, SERVICES, AND PARKING		1,752,885	0.39

	BUSINESS SERVICES
	Microsoft Corp	132,605	3,205,063	0.71
	Waste Management, Inc	147,192	4,246,489	0.94
	Other		5,709,272	1.27

			13,160,824	2.92

	CHEMICALS AND ALLIED PRODUCTS
	Du Pont (E.I.) de Nemours & Co	131,846	6,755,789	1.50
	Merck & Co, Inc	150,555	4,873,465	1.08
	Wyeth	154,696	6,525,077	1.45
	Other		8,824,896	1.96

			26,979,227	5.99

	COAL MINING		1,285,993	0.29

	COMMUNICATIONS
	BellSouth Corp	337,885	8,882,997	1.97
	SBC Communications, Inc	139,112	3,295,563	0.73
	Verizon Communications, Inc	179,917	6,387,054	1.42
	Viacom, Inc (Class B)	262,821	9,154,055	2.03
	Other		5,533,668	1.23

			33,253,337	7.38

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	323,532	14,267,761	3.17
	Citigroup, Inc	463,906	20,847,936	4.63
	Fifth Third Bancorp	127,900	5,497,142	1.22
	JPMorgan Chase & Co	317,737	10,993,700	2.44
	North Fork Bancorp, Inc	144,265	4,001,911	0.89
	Northern Trust Corp	144,259	6,266,611	1.39
	SunTrust Banks, Inc	56,043	4,039,019	0.89
	Wachovia Corp	81,609	4,154,714	0.92
	Wells Fargo & Co	51,713	3,092,437	0.69
	Other		5,522,889	1.23

			78,684,120	17.47

	EATING AND DRINKING PLACES
*	Brinker International, Inc	159,724	5,785,203	1.28

			5,785,203	1.28

	ELECTRIC, GAS, AND SANITARY SERVICES
*	CMS Energy Corp	256,296	3,342,100	0.74
	Dominion Resources, Inc	79,459	5,914,133	1.32
	PG&E Corp	128,349	4,376,701	0.97
	Other		12,300,446	2.73

			25,933,380	5.76

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 113

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Alstom	3,711,710	$3,183,789	0.71%
	General Electric Co	622,219	22,437,217	4.98
	Other		9,828,134	2.18

			35,449,140	7.87

	ENGINEERING AND MANAGEMENT SERVICES		674,993	0.15

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	50,504	4,521,623	1.00

			4,521,623	1.00

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Enterprises, Inc	206,922	4,246,039	0.94
	Molson Coors Brewing Co (Class B)	40,504	3,125,694	0.70

			7,371,733	1.64

	FOOD STORES
*	Kroger Co	254,532	4,080,148	0.90
	Other		74,120	0.02

			4,154,268	0.92

	GENERAL MERCHANDISE STORES		1,296,728	0.29

	HEALTH SERVICES		2,148,338	0.48

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Value Index Fund	52,396	3,448,181	0.76
	Other		5,984,386	1.33

			9,432,567	2.09

	HOTELS AND OTHER LODGING PLACES		3,218,124	0.71

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	411,884	9,036,735	2.01
	Other		3,606,481	0.80

			12,643,216	2.81

	INSTRUMENTS AND RELATED PRODUCTS
*	Boston Scientific Corp	119,386	3,496,816	0.78
	Raytheon Co	94,958	3,674,875	0.81

			7,171,691	1.59

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	178,303	5,423,977	1.20

			5,423,977	1.20

	INSURANCE CARRIERS
	American International Group, Inc	74,696	4,138,905	0.92
	St. Paul Travelers Cos, Inc	205,113	7,533,801	1.67
	Other		5,152,358	1.14

			16,825,064	3.73

114 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	LUMBER AND WOOD PRODUCTS
	Georgia-Pacific Corp	99,842	$3,543,393	0.79%

			3,543,393	0.79

	METAL MINING		247,458	0.05

	MISCELLANEOUS RETAIL
*	Sears Holdings Corp	51,002	6,791,936	1.51
	Other		1,369,482	0.30

			8,161,418	1.81

	MOTION PICTURES
*	Time Warner, Inc	553,584	9,715,399	2.16
	Other		2,903,949	0.64

			12,619,348	2.80

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	92,577	5,040,818	1.12
	Other		2,902,081	0.64

			7,942,899	1.76

	OIL AND GAS EXTRACTION
	Devon Energy Corp	78,400	3,743,600	0.83
	Other		10,364,547	2.30

			14,108,147	3.13

	PAPER AND ALLIED PRODUCTS
	International Paper Co	102,594	3,774,433	0.84
	Other		1,457,274	0.32

			5,231,707	1.16

	PETROLEUM AND COAL PRODUCTS
	ChevronTexaco Corp	105,576	6,156,136	1.37
	ConocoPhillips	45,675	4,925,592	1.09
	ExxonMobil Corp	475,443	28,336,403	6.29

			39,418,131	8.75

	PRINTING AND PUBLISHING		1,429,579	0.32

	RAILROAD TRANSPORTATION		1,886,578	0.42

	REAL ESTATE		80,197	0.02

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	161,456	9,243,356	2.05
	Other		2,893,402	0.64

			12,136,758	2.69

	STONE, CLAY, AND GLASS PRODUCTS		77,388	0.02

	TOBACCO PRODUCTS
	Altria Group, Inc	244,018	15,956,337	3.54

			15,956,337	3.54

	TRANSPORTATION BY AIR		1,919,194	0.43

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 115

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

TRANSPORTATION EQUIPMENT
Honeywell International, Inc		173,470	$6,454,819	1.44%
Northrop Grumman Corp		66,158	3,571,209	0.79
Other			6,581,527	1.46

			16,607,555	3.69

WHOLESALE TRADE-NONDURABLE GOODS
AmerisourceBergen Corp		69,972	4,008,696	0.89

			4,008,696	0.89

	TOTAL COMMON STOCKS	(Cost $426,748,761)	449,285,493	99.73

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$3,260,000	3,259,759	0.72

			3,259,759	0.72

	TOTAL SHORT-TERM INVESTMENTS	(Cost $3,260,000)	3,259,759	0.72

	TOTAL PORTFOLIO	(Cost $430,008,761)	452,545,252	100.45%
	OTHER ASSETS AND LIABILITIES, NET		(2,022,470)	(0.45)

	NET ASSETS		$450,522,782	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

116 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES
	Station Casinos, Inc	19,750	$1,334,113	0.79%
	Other		1,044,323	0.61

			2,378,436	1.40

	APPAREL AND ACCESSORY STORES		2,890,398	1.71

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		368,285	0.22

	AUTO REPAIR, SERVICES, AND PARKING		838,449	0.50

	BUILDING MATERIALS AND GARDEN SUPPLIES		680,313	0.40

	BUSINESS SERVICES
	Adobe Systems, Inc	37,837	2,541,511	1.50
*	Juniper Networks, Inc	63,171	1,393,552	0.82
*	Mercury Interactive Corp	30,401	1,440,399	0.85
*	VeriSign, Inc	46,968	1,347,982	0.80
	Other		13,009,932	7.68

			19,733,376	11.65

	CHEMICALS AND ALLIED PRODUCTS
	Clorox Co	24,046	1,514,658	0.89
	Estee Lauder Cos (Class A)	34,917	1,570,567	0.93
*	Genzyme Corp	44,660	2,556,338	1.51
*	Sepracor, Inc	40,985	2,352,949	1.39
	Other		9,566,580	5.64

			17,561,092	10.36

	COAL MINING
	Consol Energy, Inc	30,268	1,423,201	0.84

			1,423,201	0.84

	COMMUNICATIONS
*	Avaya, Inc	128,888	1,505,412	0.89
	Global Payments, Inc	26,982	1,740,069	1.03
*	Nextel Partners, Inc (Class A)	59,551	1,307,740	0.77
*	NII Holdings, Inc (Class B)	24,677	1,418,927	0.84
*	Univision Communications, Inc (Class A)	52,293	1,447,993	0.86
*	XM Satellite Radio Holdings, Inc	42,074	1,325,331	0.78
	Other		497,916	0.29

			9,243,388	5.46

	DEPOSITORY INSTITUTIONS
	North Fork Bancorp, Inc	54,727	1,518,127	0.90
	Northern Trust Corp	37,635	1,634,864	0.96
	Other		531,318	0.31

			3,684,309	2.17

	EATING AND DRINKING PLACES
*	The Cheesecake Factory, Inc	40,737	1,444,127	0.85
	Other		2,495,018	1.48

			3,939,145	2.33

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 117

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EDUCATIONAL SERVICES		$1,254,804	0.74%

	ELECTRIC, GAS, AND SANITARY SERVICES		1,202,570	0.71

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	40,079	1,484,526	0.88
*	Comverse Technology, Inc	70,033	1,766,232	1.04
	National Semiconductor Corp	123,317	2,541,563	1.50
*	Novellus Systems, Inc	53,793	1,437,887	0.85
	Other		10,053,950	5.93

			17,284,158	10.20

	ENGINEERING AND MANAGEMENT SERVICES
*	Jacobs Engineering Group, Inc	27,732	1,439,845	0.85
	Moody’s Corp	26,150	2,114,489	1.25
	Quest Diagnostics, Inc	22,738	2,390,446	1.41
	Other		2,159,335	1.27

			8,104,115	4.78

	FABRICATED METAL PRODUCTS		183,698	0.11

	FOOD AND KINDRED PRODUCTS		1,767,674	1.04

	FOOD STORES		526,787	0.31

	FURNITURE AND FIXTURES		1,382,056	0.82

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	91,423	3,340,596	1.97
	Other		1,843,657	1.09

			5,184,253	3.06

	GENERAL BUILDING CONTRACTORS
*	NVR, Inc	1,682	1,320,370	0.78
	Other		475,797	0.28

			1,796,167	1.06

	GENERAL MERCHANDISE STORES
	Dollar General Corp	64,974	1,423,580	0.84

			1,423,580	0.84

	HEALTH SERVICES
*	Express Scripts, Inc	26,343	2,296,846	1.36
*	Triad Hospitals, Inc	42,749	2,141,725	1.26
	Other		2,035,494	1.20

			6,474,065	3.82

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell Midcap Growth Index Fund	45,400	3,764,114	2.22

			3,764,114	2.22

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	121,476	2,714,989	1.60
	Other		1,742,469	1.03

			4,457,458	2.63

118 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	60,767	$2,824,450	1.67%
*	Apple Computer, Inc	38,181	1,591,002	0.94
	Baker Hughes, Inc	65,122	2,897,278	1.71
	ITT Industries, Inc	22,045	1,989,341	1.17
*	Lexmark International, Inc	27,481	2,197,655	1.30
*	Network Appliance, Inc	54,701	1,513,030	0.89
	Other		4,321,830	2.55

			17,334,586	10.23

	INSTRUMENTS AND RELATED PRODUCTS
	Bard (C.R.), Inc	34,977	2,381,234	1.41
	Biomet, Inc	52,729	1,914,063	1.13
*	Fisher Scientific International, Inc	26,598	1,513,958	0.89
*	St. Jude Medical, Inc	52,700	1,897,200	1.12
	Other		1,463,502	0.86

			9,169,957	5.41

	INSURANCE AGENTS, BROKERS AND SERVICE		664,616	0.39

	INSURANCE CARRIERS
*	WellPoint, Inc	18,950	2,375,382	1.40
	Other		613,385	0.36

			2,988,767	1.76

	LEATHER AND LEATHER PRODUCTS		1,009,770	0.60

	METAL MINING		484,589	0.29

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,124,466	0.66

	MISCELLANEOUS RETAIL
*	Petco Animal Supplies, Inc	42,603	1,568,216	0.93

			1,568,216	0.93

	MOTION PICTURES		1,101,002	0.65

	OIL AND GAS EXTRACTION
	ENSCO International, Inc	38,959	1,467,196	0.87
	Other		2,481,160	1.46

			3,948,356	2.33

	PERSONAL SERVICES		1,090,006	0.64

	PRINTING AND PUBLISHING		605,238	0.36

	SECURITY AND COMMODITY BROKERS		3,839,768	2.27

	TRANSPORTATION BY AIR
	Southwest Airlines Co	98,747	1,406,157	0.83

			1,406,157	0.83

	TRANSPORTATION SERVICES		1,489,028	0.88

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 119

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

					% OF NET
COMPANY			SHARES	VALUE	ASSETS

WATER TRANSPORTATION
Royal Caribbean Cruises Ltd			47,193	$2,109,055	1.24%

				2,109,055	1.24

WHOLESALE TRADE-DURABLE GOODS				499,500	0.29

	TOTAL COMMON STOCKS		(Cost $149,992,754)	167,978,968	99.14

ISSUER			PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05		$11,910,000	11,909,120	7.03

				11,909,120	7.03

TOTAL SHORT-TERM INVESTMENTS		(Cost $11,910,000)		11,909,120	7.03

	TOTAL PORTFOLIO	(Cost $161,902,754)		179,888,088	106.17%
	OTHER ASSETS AND LIABILITIES, NET			(10,452,616)	(6.17)

	NET ASSETS			$169,435,472	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

120 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES
*	Caesars Entertainment, Inc	84,000	$1,662,360	0.58%
	Other		704,000	0.25

			2,366,360	0.83

	APPAREL AND ACCESSORY STORES		1,312,770	0.46

	APPAREL AND OTHER TEXTILE PRODUCTS		1,440,070	0.50

	AUTO REPAIR, SERVICES AND PARKING
	Lear Corp	50,000	2,218,000	0.77

	BUILDING MATERIALS AND GARDEN SUPPLIES		1,005,600	0.35

	BUSINESS SERVICES		3,210,620	1.12

	CHEMICALS AND ALLIED PRODUCTS
	Akzo Nobel NV (Spon ADR)	43,500	2,000,130	0.70
	Monsanto Co	30,000	1,935,000	0.67
	Waste Management, Inc	75,000	2,163,750	0.76
	Other		14,970,243	5.22

			21,069,123	7.35

	COAL MINING		2,412,104	0.84

	COMMUNICATIONS
	Clear Channel Communications, Inc	55,000	1,895,850	0.66
*	Entercom Communications Corp	54,000	1,918,080	0.67
*	UnitedGlobalcom, Inc (Class A)	175,000	1,655,500	0.58
	Other		4,026,415	1.40

			9,495,845	3.31

	DEPOSITORY INSTITUTIONS
	Hibernia Corp (Class A)	65,000	2,080,650	0.73
	Marshall & Ilsley Corp	60,000	2,505,000	0.87
	North Fork Bancorp, Inc	115,000	3,190,100	1.11
	Northern Trust Corp	40,000	1,737,600	0.61
	Other		11,600,373	4.05

			21,113,723	7.37

	EATING AND DRINKING PLACES
*	Brinker International, Inc	55,000	1,992,100	0.70
	Other		779,900	0.27

			2,772,000	0.97

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	90,000	1,859,400	0.65
	FirstEnergy Corp	55,000	2,307,250	0.81
	FPL Group, Inc	45,000	1,806,750	0.63
	PG&E Corp	60,000	2,046,000	0.71
	PPL Corp	40,000	2,159,600	0.75
	Public Service Enterprise Group, Inc	45,000	2,447,550	0.86
	TXU Corp	23,000	1,831,490	0.64
	Other		16,714,470	5.83

			31,172,510	10.88

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 121

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Nortel Networks Corp (U.S.)	800,000	$2,184,000	0.76%
	Other		7,595,340	2.65

			9,779,340	3.41

	ENGINEERING AND MANAGEMENT SERVICES
*	Accenture Ltd (Class A)	70,000	1,690,500	0.59
	Other		438,500	0.15

			2,129,000	0.74

	FOOD AND KINDRED PRODUCTS
*	Constellation Brands, Inc (Class A)	40,000	2,114,800	0.74
	Other		6,255,460	2.18

			8,370,260	2.92

	FOOD STORES		2,440,300	0.85

	FURNITURE AND FIXTURES		438,800	0.15

	FURNITURE AND HOMEFURNISHINGS STORES		1,786,320	0.62

	GENERAL BUILDING CONTRACTORS		957,190	0.33

	GENERAL MERCHANDISE STORES
	J.C. Penney Co, Inc	33,000	1,713,360	0.60
	Other		1,774,076	0.62

			3,487,436	1.22

	HEALTH SERVICES		1,254,320	0.44

	HEAVY CONSTRUCTION, EXCEPT BUILDING		1,260,756	0.44

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell Midcap Value Index Fund	118,056	13,324,981	4.65
	iStar Financial, Inc	37,600	1,548,368	0.54
	Other		20,515,119	7.16

			35,388,468	12.35

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	35,000	1,717,617	0.60
	Other		2,847,943	0.99

			4,565,560	1.59

122 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	45,000	$2,091,600	0.73%
	Deere & Co	35,000	2,349,550	0.82
	Eaton Corp	50,000	3,270,000	1.14
*	Xerox Corp	110,000	1,666,500	0.58
	Other		3,650,727	1.28

			13,028,377	4.55

	INSTRUMENTS AND RELATED PRODUCTS
	Raytheon Co	40,000	1,548,000	0.54
	Other		1,302,000	0.45

			2,850,000	0.99

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	55,000	1,673,100	0.58
	Other		1,142,000	0.40

			2,815,100	0.98

	INSURANCE CARRIERS
	Aspen Insurance Holdings Ltd	68,900	1,736,969	0.61
	Genworth Financial, Inc	126,600	3,484,032	1.22
*	Pacificare Health Systems, Inc	50,000	2,846,000	0.99
	Safeco Corp	35,000	1,704,850	0.59
	St. Paul Travelers Cos, Inc	60,000	2,203,800	0.77
*	WellPoint, Inc	24,500	3,071,075	1.07
	Other		10,366,905	3.62

			25,413,631	8.87

	LUMBER AND WOOD PRODUCTS
	Georgia-Pacific Corp	100,000	3,549,000	1.24

			3,549,000	1.24

	METAL MINING		2,430,794	0.85

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,992,600	0.70

	MISCELLANEOUS RETAIL
*	Marvel Enterprises, Inc	80,000	1,600,000	0.56
*	Sears Holdings Corp	12,312	1,639,589	0.57
	Other		1,600,620	0.56

			4,840,209	1.69

	MOTION PICTURES		607,750	0.21

	NONMETALLIC MINERALS, EXCEPT FUELS		397,810	0.14

	OIL AND GAS EXTRACTION
	Kerr-McGee Corp	35,000	2,741,550	0.96
	Marathon Oil Corp	35,000	1,642,200	0.57
	Noble Energy, Inc	38,000	2,584,760	0.90
	Other		2,059,112	0.72

			9,027,622	3.15

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 123

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

					% OF NET
COMPANY			SHARES	VALUE	ASSETS

PAPER AND ALLIED PRODUCTS				$3,199,180	1.12%

PERSONAL SERVICES				598,400	0.21

PETROLEUM AND COAL PRODUCTS
Valero Energy Corp			25,000	1,831,750	0.64
Other				933,975	0.33

				2,765,725	0.97

PRIMARY METAL INDUSTRIES				3,209,230	1.12

PRINTING AND PUBLISHING				2,332,660	0.81

RAILROAD TRANSPORTATION
Norfolk Southern Corp			45,000	1,667,250	0.58
Other				1,041,250	0.37

				2,708,500	0.95

SECURITY AND COMMODITY BROKERS				3,801,050	1.33

STONE, CLAY, AND GLASS PRODUCTS				1,857,210	0.65

TOBACCO PRODUCTS
Reynolds American, Inc			32,000	2,578,880	0.90
Other				1,489,500	0.52

				4,068,380	1.42

TRANSPORTATION BY AIR				982,280	0.34

TRANSPORTATION EQUIPMENT				8,126,540	2.84

TRANSPORTATION SERVICES				939,000	0.33

WATER TRANSPORTATION				2,226,156	0.78

WHOLESALE TRADE-NONDURABLE GOODS
AmerisourceBergen Corp			32,000	1,833,280	0.64
Other				833,750	0.29

				2,667,030	0.93

	TOTAL COMMON STOCKS	(Cost $251,889,589)		277,880,709	96.98

ISSUER			PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05		$19,130,000	19,128,586	6.68

				19,128,586	6.68

TOTAL SHORT-TERM INVESTMENTS		(Cost $19,130,000)		19,128,586	6.68

	TOTAL PORTFOLIO	(Cost $271,019,589)		297,009,295	103.66%
	OTHER ASSETS AND LIABILITIES, NET			(10,481,408)	(3.66)

	NET ASSETS			$286,527,887	100.00%

124 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 125

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$47,430	0.02%

	AGRICULTURAL PRODUCTION-LIVESTOCK		193,140	0.06

	AMUSEMENT AND RECREATION SERVICES
*	Argosy Gaming Co	22,700	1,042,384	0.34
	Other		1,967,672	0.64

			3,010,056	0.98

	APPAREL AND ACCESSORY STORES		4,345,631	1.41

	APPAREL AND OTHER TEXTILE PRODUCTS
	Kellwood Co	40,100	1,154,479	0.38
	Oxford Industries, Inc	25,500	933,045	0.30
	Other		1,176,503	0.38

			3,264,027	1.06

	AUTO REPAIR, SERVICES AND PARKING		540,662	0.18

	AUTOMOTIVE DEALERS AND SERVICE STATIONS
	Sonic Automotive, Inc	46,700	1,060,557	0.34
	Other		1,032,894	0.34

			2,093,451	0.68

	BUILDING MATERIALS AND GARDEN SUPPLIES		750,425	0.24

	BUSINESS SERVICES
*	Earthlink, Inc	109,896	989,064	0.32
*	Korn/Ferry International	60,300	1,147,509	0.37
*	MPS Group, Inc	112,200	1,179,222	0.38
*	United Online, Inc	88,498	926,574	0.30
	Other		25,837,745	8.39

			30,080,114	9.76

	CHEMICALS AND ALLIED PRODUCTS
	Cytec Industries, Inc	25,700	1,394,225	0.45
*	FMC Corp	29,005	1,550,317	0.50
	Georgia Gulf Corp	25,534	1,174,053	0.38
	Other		14,871,884	4.83

			18,990,479	6.16

	COMMUNICATIONS		4,759,381	1.54

	DEPOSITORY INSTITUTIONS
	Downey Financial Corp	16,700	1,027,551	0.33
	First Bancorp (Puerto Rico)	22,700	959,075	0.31
	First Midwest Bancorp, Inc	31,290	1,016,299	0.33
	R & G Financial Corp (Class B)	40,000	1,246,800	0.41
	Trustmark Corp	34,981	1,014,449	0.33
	Other		22,944,840	7.45

			28,209,014	9.16

126 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EATING AND DRINKING PLACES
*	Jack In The Box, Inc	27,300	$1,012,830	0.33%
*	Krispy Kreme Doughnuts, Inc	121,215	924,871	0.30
	Other		4,556,530	1.48

			6,494,231	2.11

	EDUCATIONAL SERVICES		488,752	0.16

	ELECTRIC, GAS, AND SANITARY SERVICES
*	CMS Energy Corp	87,305	1,138,457	0.37
	Energen Corp	22,853	1,522,010	0.49
	Other		9,050,942	2.94

			11,711,409	3.80

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Varian Semiconductor Equipment Associates, Inc	27,100	1,030,071	0.34
	Other		16,796,718	5.45

			17,826,789	5.79

	ENGINEERING AND MANAGEMENT SERVICES		5,516,545	1.79

	FABRICATED METAL PRODUCTS
	Commercial Metals Co	28,108	952,580	0.31
	Other		2,602,587	0.84

			3,555,167	1.15

	FOOD AND KINDRED PRODUCTS		3,009,593	0.98

	FOOD STORES		461,835	0.15

	FURNITURE AND FIXTURES		1,408,857	0.46

	FURNITURE AND HOMEFURNISHINGS STORES		1,844,888	0.60

	GENERAL BUILDING CONTRACTORS		2,668,312	0.87

	GENERAL MERCHANDISE STORES		745,168	0.24

	HEALTH SERVICES
*	Pediatrix Medical Group, Inc	14,550	997,984	0.32
	Other		5,592,796	1.82

			6,590,780	2.14

	HEAVY CONSTRUCTION, EXCEPT BUILDING		339,992	0.11

	HOLDING AND OTHER INVESTMENT OFFICES
	American Home Mortgage Investment Corp	47,037	1,347,140	0.44
	Cousins Properties, Inc	47,900	1,239,173	0.40
	IMPAC Mortgage Holdings, Inc	74,625	1,431,308	0.46
	New Century Financial Corp	31,311	1,465,981	0.48
	Newcastle Investment Corp	35,400	1,047,840	0.34
	Oriental Financial Group, Inc	48,665	1,139,734	0.37
	Saxon Capital, Inc	75,302	1,295,194	0.42
	Other		14,913,636	4.84

			23,880,006	7.75

	HOTELS AND OTHER LODGING PLACES		1,511,321	0.49

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 127

Small-Cap Equity |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Kennametal, Inc	26,400	$1,253,736	0.41%
*	Terex Corp	32,800	1,420,240	0.46
	York International Corp	27,100	1,061,778	0.34
	Other		11,583,989	3.76

			15,319,743	4.97

	INSTRUMENTS AND RELATED PRODUCTS		18,551,334	6.02

	INSURANCE AGENTS, BROKERS AND SERVICE		401,768	0.13

	INSURANCE CARRIERS		10,116,356	3.28

	JUSTICE, PUBLIC ORDER AND SAFETY		60,018	0.02

	LEATHER AND LEATHER PRODUCTS		789,676	0.26

	LEGAL SERVICES		84,600	0.03

	LOCAL AND INTERURBAN PASSENGER TRANSIT		582,400	0.19

	LUMBER AND WOOD PRODUCTS		159,146	0.05

	METAL MINING		476,855	0.15

	MISCELLANEOUS MANUFACTURING INDUSTRIES		2,560,121	0.83

	MISCELLANEOUS RETAIL
*	Zale Corp	36,740	1,091,913	0.36
	Other		1,891,425	0.61

			2,983,338	0.97

	MOTION PICTURES		1,054,409	0.34

	NONDEPOSITORY INSTITUTIONS		2,270,279	0.74

	NONMETALLIC MINERALS, EXCEPT FUELS		96,710	0.03

	OIL AND GAS EXTRACTION
*	Houston Exploration Co	25,500	1,452,225	0.47
	Other		11,087,239	3.60

			12,539,464	4.07

	PAPER AND ALLIED PRODUCTS		1,106,162	0.36

	PERSONAL SERVICES		1,113,925	0.36

	PETROLEUM AND COAL PRODUCTS
*	Tesoro Corp	57,900	2,143,458	0.69
	Other		732,774	0.24

			2,876,232	0.93

	PRIMARY METAL INDUSTRIES
*	Maverick Tube Corp	34,100	1,108,591	0.36
	Mueller Industries, Inc	35,300	993,695	0.32
*	Oregon Steel Mills, Inc	50,330	1,157,590	0.38
	Steel Dynamics, Inc	32,594	1,122,863	0.36
	Steel Technologies, Inc	43,546	1,044,669	0.34

128 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

					% OF NET
	COMPANY		SHARES	VALUE	ASSETS

	PRIMARY METAL INDUSTRIES—(continued)
	Texas Industries, Inc		19,000	$1,021,250	0.33%
	Other			4,339,663	1.41

				10,788,321	3.50

	PRINTING AND PUBLISHING			4,632,821	1.50

	RAILROAD TRANSPORTATION			350,235	0.11

	REAL ESTATE
*	Jones Lang LaSalle, Inc		29,400	1,371,510	0.45
	Other			1,053,919	0.34

				2,425,429	0.79

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			2,413,399	0.78

	SECURITY AND COMMODITY BROKERS			1,231,431	0.40

	SOCIAL SERVICES			430,130	0.14

	SPECIAL TRADE CONTRACTORS			1,218,691	0.40

	STONE, CLAY, AND GLASS PRODUCTS			871,408	0.28

	TOBACCO PRODUCTS			279,197	0.09

	TRANSPORTATION BY AIR			1,663,678	0.54

	TRANSPORTATION EQUIPMENT
	ArvinMeritor, Inc		85,200	1,318,044	0.43
	Monaco Coach Corp		68,700	1,109,505	0.36
	Other			3,042,344	0.99

				5,469,893	1.78

	TRANSPORTATION SERVICES			1,044,421	0.34

	TRUCKING AND WAREHOUSING
	Arkansas Best Corp		24,261	916,581	0.30
	Overnite Corp		34,464	1,102,503	0.36
	Other			1,838,821	0.59

				3,857,905	1.25

	WATER TRANSPORTATION
	Overseas Shipholding Group, Inc		23,100	1,453,221	0.47
	Other			235,368	0.08

				1,688,589	0.55

	WHOLESALE TRADE-DURABLE GOODS
*	Brightpoint, Inc		50,784	951,184	0.31
	Other			6,476,938	2.10

				7,428,122	2.41

	WHOLESALE TRADE-NONDURABLE GOODS			4,163,339	1.35

	TOTAL COMMON STOCKS	(Cost $301,568,388)		307,437,000	99.78

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 129

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

					% OF NET
ISSUER			PRINCIPAL	VALUE	ASSETS

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05		$11,820,000	$11,819,127	3.83%

				11,819,127	3.83

TOTAL SHORT-TERM INVESTMENTS		(Cost $11,820,000)		11,819,127	3.83

	TOTAL PORTFOLIO	(Cost $313,388,388)		319,256,127	103.61%
	OTHER ASSETS AND LIABILITIES, NET			(11,126,428)	(3.61)

	NET ASSETS			$308,129,699	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

130 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PREFERRED STOCKS
	HOLDING AND OTHER INVESTMENT OFFICES		$1,663	0.00%

	TOTAL PREFERRED STOCKS (Cost $957)		1,663	0.00

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		569,173	0.15

	APPAREL AND ACCESSORY STORES		3,848,151	1.04

	APPAREL AND OTHER TEXTILE PRODUCTS		68,750	0.02

	AUTO REPAIR, SERVICES AND PARKING		105,677	0.03

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,055,631	0.28

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	137,730	5,266,795	1.43
	Lowe‘s Cos	52,600	3,002,934	0.81
	Other		226,771	0.06

			8,496,500	2.30

	BUSINESS SERVICES
	First Data Corp	53,766	2,113,541	0.57
	Microsoft Corp	490,442	11,853,983	3.21
*	Oracle Corp	226,435	2,825,909	0.77
*	Yahoo!, Inc	76,690	2,599,791	0.70
	Other		20,198,085	5.46

			39,591,309	10.71

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	104,423	4,868,200	1.32
*	Amgen, Inc	86,799	5,052,570	1.37
	Colgate-Palmolive Co	29,628	1,545,693	0.42
*	Genentech, Inc	29,634	1,677,581	0.45
	Gillette Co	62,160	3,137,837	0.85
	Lilly (Eli) & Co	65,300	3,402,130	0.92
	Merck & Co, Inc	66,305	2,146,293	0.58
	Pfizer, Inc	510,481	13,410,336	3.63
	Procter & Gamble Co	156,868	8,314,004	2.25
	Schering-Plough Corp	98,529	1,788,301	0.48
	Wyeth	47,514	2,004,141	0.54
	Other		13,551,956	3.66

			60,899,042	16.47

	COAL MINING		254,164	0.07

	COMMUNICATIONS
*	Nextel Communications, Inc (Class A)	68,755	1,954,017	0.53
	Other		6,295,296	1.70

			8,249,313	2.23

	DEPOSITORY INSTITUTIONS		4,424,349	1.20

	EATING AND DRINKING PLACES		2,169,999	0.59

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 131

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EDUCATIONAL SERVICES		$1,510,946	0.41%

	ELECTRIC, GAS, AND SANITARY SERVICES		993,509	0.27

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	General Electric Co	81,952	2,955,189	0.80
	Intel Corp	432,729	10,052,295	2.72
	Motorola, Inc	156,967	2,349,796	0.63
	Qualcomm, Inc	108,500	3,976,525	1.08
	Texas Instruments, Inc	115,900	2,954,291	0.80
	Other		11,835,962	3.20

			34,124,058	9.23

	ENGINEERING AND MANAGEMENT SERVICES		5,010,621	1.35

	FABRICATED METAL PRODUCTS		2,597,112	0.70

	FOOD AND KINDRED PRODUCTS
	Anheuser-Busch Cos, Inc	48,967	2,320,546	0.63
	Coca-Cola Co	126,152	5,256,754	1.42
	PepsiCo, Inc	108,304	5,743,361	1.55
	Other		3,347,674	0.91

			16,668,335	4.51

	FOOD STORES		1,836,368	0.50

	FURNITURE AND FIXTURES		710,727	0.19

	FURNITURE AND HOMEFURNISHINGS STORES		2,415,894	0.65

	GENERAL BUILDING CONTRACTORS		1,663,064	0.45

	GENERAL MERCHANDISE STORES
	Target Corp	61,087	3,055,572	0.83
	Wal-Mart Stores, Inc	171,626	8,600,179	2.33
	Other		2,125,076	0.57

			13,780,827	3.73

	HEALTH SERVICES		4,681,763	1.27

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Growth Index Fund	50,540	2,368,810	0.64
	Other		851,237	0.23

			3,220,047	0.87

	HOTELS AND OTHER LODGING PLACES		2,181,152	0.59

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	52,327	4,483,901	1.21
	Applied Materials, Inc	112,900	1,834,625	0.50
	Caterpillar, Inc	17,446	1,595,262	0.43
*	Cisco Systems, Inc	452,335	8,092,273	2.19
*	Dell, Inc	169,592	6,515,725	1.76
*	EMC Corp	129,373	1,593,875	0.43
	International Business Machines Corp	75,046	6,857,703	1.85
	Other		9,938,143	2.69

			40,911,507	11.06

132 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Guidant Corp	21,000	$1,551,900	0.42%
	Medtronic, Inc	81,167	4,135,459	1.12
	Other		12,759,523	3.45

			18,446,882	4.99

	INSURANCE AGENTS, BROKERS AND SERVICE		1,394,754	0.38

	INSURANCE CARRIERS
	American International Group, Inc	102,749	5,693,322	1.54
	UnitedHealth Group, Inc	44,633	4,257,096	1.15
*	WellPoint, Inc	12,900	1,617,015	0.44
	Other		2,748,723	0.74

			14,316,156	3.87

	LEATHER AND LEATHER PRODUCTS		805,747	0.22

	METAL MINING		1,166,638	0.31

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,010,356	0.27

	MISCELLANEOUS RETAIL
*	eBay, Inc	69,540	2,591,060	0.70
	Walgreen Co	68,557	3,045,302	0.82
	Other		3,427,341	0.93

			9,063,703	2.45

	MOTION PICTURES		3,275,068	0.88

	NONDEPOSITORY INSTITUTIONS
	American Express Co	75,575	3,882,288	1.05
	Fannie Mae	64,849	3,531,028	0.96
	Other		4,412,720	1.19

			11,826,036	3.20

	OIL AND GAS EXTRACTION		2,781,773	0.75

	PAPER AND ALLIED PRODUCTS		1,106,047	0.30

	PERSONAL SERVICES		1,072,601	0.29

	PRIMARY METAL INDUSTRIES		1,748,903	0.47

	PRINTING AND PUBLISHING		2,749,808	0.74

	RAILROAD TRANSPORTATION		75,652	0.02

	REAL ESTATE		248,337	0.07

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,187,108	0.32

	SECURITY AND COMMODITY BROKERS		4,096,868	1.11

	STONE, CLAY, AND GLASS PRODUCTS		893,981	0.24

	TRANSPORTATION BY AIR		2,203,506	0.60

	TRANSPORTATION EQUIPMENT
	Boeing Co	49,414	2,888,742	0.78
	Other		3,198,558	0.87

			6,087,300	1.65

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 133

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

TRANSPORTATION SERVICES			$668,777	0.18%

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)		38,208	2,779,250	0.75
Other			227,249	0.06

			3,006,499	0.81

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson		198,580	13,336,633	3.61
Other			817,549	0.22

			14,154,182	3.83

WHOLESALE TRADE-NONDURABLE GOODS
Cardinal Health, Inc		28,779	1,605,868	0.43
Other			2,345,021	0.64

			3,950,889	1.07

	TOTAL COMMON STOCKS	(Cost $366,465,982)	369,375,559	99.89

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$11,050,000	11,049,184	2.99

			11,049,184	2.99

TOTAL SHORT-TERM INVESTMENTS		(Cost $11,050,000)	11,049,184	2.99

	TOTAL PORTFOLIO	(Cost $377,516,939)	380,426,406	102.88%
	OTHER ASSETS AND LIABILITIES, NET		(10,640,813)	(2.88)

	NET ASSETS		369,785,593	100.00%

*	Non-income producing
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

134 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

					% OF NET
	COMPANY		SHARES	VALUE	ASSETS

	PREFERRED STOCKS
	HOLDING AND OTHER INVESTMENT OFFICES			$9,423	0.00%

	TOTAL PREFERRED STOCKS	(Cost $5,932)		9,423	0.00

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES			516,240	0.15

	APPAREL AND ACCESSORY STORES			742,053	0.22

	APPAREL AND OTHER TEXTILE PRODUCTS			821,534	0.24

	AUTO REPAIR, SERVICES AND PARKING			306,558	0.09

	AUTOMOTIVE DEALERS AND SERVICE STATIONS			178,756	0.05

	BUILDING MATERIALS AND GARDEN SUPPLIES			536,695	0.16

	BUSINESS SERVICES
	Microsoft Corp		99,569	2,406,583	0.71
	Other			5,536,954	1.62

				7,943,537	2.33

	CHEMICALS AND ALLIED PRODUCTS
	Bristol-Myers Squibb Co		74,076	1,885,975	0.56
	Dow Chemical Co		47,140	2,349,929	0.69
	Du Pont (E.I.) de Nemours & Co		53,986	2,766,243	0.81
	Merck & Co, Inc		66,438	2,150,598	0.63
	Wyeth		33,569	1,415,940	0.42
	Other			7,202,407	2.11

				17,771,092	5.22

	COAL MINING			662,201	0.19

	COMMUNICATIONS
	BellSouth Corp		99,028	2,603,446	0.76
*	Comcast Corp (Class A)		102,624	3,466,639	1.02
	SBC Communications, Inc		178,801	4,235,796	1.24
	Sprint Corp		59,785	1,360,109	0.40
	Verizon Communications, Inc		149,538	5,308,599	1.56
	Viacom, Inc (Class B)		60,378	2,102,966	0.62
	Other			5,301,268	1.56

				24,378,823	7.16

	DEPOSITORY INSTITUTIONS
	Bank of America Corp		220,080	9,705,528	2.85
	Citigroup, Inc		279,150	12,545,001	3.69
	JPMorgan Chase & Co		192,341	6,654,999	1.96
	SunTrust Banks, Inc		17,689	1,274,846	0.37
	U.S. Bancorp		93,287	2,688,531	0.79
	Wachovia Corp		86,788	4,418,377	1.30
	Wells Fargo & Co		91,112	5,448,498	1.60
	Other			15,606,087	4.58

				58,341,867	17.14

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 135

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

EATING AND DRINKING PLACES
McDonald’s Corp	67,949	$2,115,932	0.62%
Other		381,816	0.11

		2,497,748	0.73

EDUCATIONAL SERVICES		21,395	0.01

ELECTRIC, GAS, AND SANITARY SERVICES
Dominion Resources, Inc	18,454	1,373,531	0.40
Duke Energy Corp	49,384	1,383,246	0.41
Exelon Corp	35,558	1,631,757	0.48
Southern Co	39,634	1,261,550	0.37
Other		17,751,845	5.22

		23,401,929	6.88

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
General Electric Co	503,681	18,162,737	5.33
Other		4,080,809	1.20

		22,243,546	6.53

ENGINEERING AND MANAGEMENT SERVICES		245,642	0.07

FABRICATED METAL PRODUCTS		1,490,111	0.44

FOOD AND KINDRED PRODUCTS		7,077,250	2.08

FOOD STORES		1,490,450	0.44

FORESTRY		882,965	0.26

FURNITURE AND FIXTURES		1,037,959	0.31

FURNITURE AND HOMEFURNISHINGS STORES		345,168	0.10

GENERAL BUILDING CONTRACTORS		1,554,320	0.46

GENERAL MERCHANDISE STORES		3,444,379	1.01

HEALTH SERVICES		2,226,021	0.65

HOLDING AND OTHER INVESTMENT OFFICES
iShares Russell 1000 Value Index Fund	64,801	4,264,554	1.25
Washington Mutual, Inc	46,880	1,851,760	0.55
Other		9,537,714	2.80

		15,654,028	4.60

HOTELS AND OTHER LODGING PLACES		777,085	0.23

INDUSTRIAL MACHINERY AND EQUIPMENT
Hewlett-Packard Co	156,568	3,435,102	1.01
International Business Machines Corp	30,460	2,783,435	0.82
Other		6,400,691	1.88

		12,619,228	3.71

INSTRUMENTS AND RELATED PRODUCTS		2,220,795	0.65

INSURANCE AGENTS, BROKERS AND SERVICE		390,957	0.11

136 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSURANCE CARRIERS
	Allstate Corp	37,839	$2,045,576	0.60%
	American International Group, Inc	41,105	2,277,628	0.67
	Prudential Financial, Inc	23,628	1,356,247	0.40
	St. Paul Travelers Cos, Inc	35,868	1,317,432	0.39
	Other		14,073,064	4.13

			21,069,947	6.19

	LUMBER AND WOOD PRODUCTS		614,844	0.18

	METAL MINING		869,281	0.26

	MISCELLANEOUS MANUFACTURING INDUSTRIES		479,421	0.14

	MISCELLANEOUS RETAIL		2,568,846	0.76

	MOTION PICTURES
*	Time Warner, Inc	192,278	3,374,479	0.99
	Walt Disney Co	77,832	2,236,113	0.66
	Other		935,730	0.27

			6,546,322	1.92

	NONDEPOSITORY INSTITUTIONS
	Freddie Mac	34,169	2,159,481	0.64
	Other		2,665,569	0.78

			4,825,050	1.42

	NONMETALLIC MINERALS, EXCEPT FUELS		310,746	0.09

	OIL AND GAS EXTRACTION
	Devon Energy Corp	25,782	1,231,091	0.36
	Occidental Petroleum Corp	21,052	1,498,271	0.44
	Other		7,534,766	2.22

			10,264,128	3.02

	PAPER AND ALLIED PRODUCTS		3,523,978	1.04

	PERSONAL SERVICES		198,963	0.06

	PETROLEUM AND COAL PRODUCTS
	ChevronTexaco Corp	115,452	6,732,006	1.98
	ConocoPhillips	36,939	3,983,502	1.17
	ExxonMobil Corp	353,091	21,044,224	6.18
	Other		2,760,277	0.81

			34,520,009	10.14

	PRIMARY METAL INDUSTRIES		1,289,596	0.38

	PRINTING AND PUBLISHING		2,549,190	0.75

	RAILROAD TRANSPORTATION		3,340,919	0.98

	REAL ESTATE		111,203	0.03

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		145,059	0.04

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 137

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc		16,519	$1,816,925	0.54%
Lehman Brothers Holdings, Inc		14,932	1,405,997	0.41
Merrill Lynch & Co, Inc		51,671	2,924,579	0.86
Morgan Stanley		51,766	2,963,603	0.87
Other			1,935,299	0.57

			11,046,403	3.25

STONE, CLAY, AND GLASS PRODUCTS			438,718	0.13

TOBACCO PRODUCTS
Altria Group, Inc		110,679	7,237,300	2.13
Other			1,218,088	0.35

			8,455,388	2.48

TRANSPORTATION BY AIR			538,308	0.16

TRANSPORTATION EQUIPMENT
Honeywell International, Inc		46,242	1,720,665	0.50
Lockheed Martin Corp		20,227	1,235,061	0.36
United Technologies Corp		21,043	2,139,231	0.63
Other			6,691,956	1.97

			11,786,913	3.46

TRANSPORTATION SERVICES			161,277	0.05

TRUCKING AND WAREHOUSING			246,252	0.07

WHOLESALE TRADE-DURABLE GOODS			1,333,077	0.39

WHOLESALE TRADE-NONDURABLE GOODS			916,930	0.27

	TOTAL COMMON STOCKS	(Cost $301,656,566)	339,971,100	99.88

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$9,680,000	9,679,285	2.84

			9,679,285	2.84

TOTAL SHORT-TERM INVESTMENTS		(Cost $9,680,000)	9,679,285	2.84

	TOTAL PORTFOLIO	(Cost $311,342,498)	349,659,808	102.72%
OTHER ASSETS AND LIABILITIES, NET			(9,268,810)	(2.72)

	NET ASSETS		$340,390,998	100.00%

*	Non-income producing
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

138 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$64,724	0.01%

	AMUSEMENT AND RECREATION SERVICES		1,391,119	0.22

	APPAREL AND ACCESSORY STORES		4,165,946	0.66

	APPAREL AND OTHER TEXTILE PRODUCTS		1,065,388	0.17

	AUTO REPAIR, SERVICES AND PARKING		450,817	0.07

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,079,375	0.17

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	109,001	4,168,198	0.66
	Other		2,550,888	0.41

			6,719,086	1.07

	BUSINESS SERVICES
	Microsoft Corp	448,197	10,832,921	1.72
	Other		30,915,887	4.90

			41,748,808	6.62

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	75,519	3,520,696	0.56
*	Amgen, Inc	62,820	3,656,752	0.58
	Bristol-Myers Squibb Co	94,174	2,397,670	0.38
	Du Pont (E.I.) de Nemours & Co	48,505	2,485,396	0.40
	Gillette Co	48,710	2,458,881	0.39
	Lilly (Eli) & Co	47,186	2,458,391	0.39
	Merck & Co, Inc	108,552	3,513,828	0.56
	Pfizer, Inc	372,744	9,791,985	1.55
	Procter & Gamble Co	125,133	6,632,049	1.05
	Wyeth	64,671	2,727,823	0.43
	Other		24,262,788	3.84

			63,906,259	10.13

	COAL MINING		831,748	0.13

	COMMUNICATIONS
*	Comcast Corp (Class A)	103,718	3,503,594	0.56
	SBC Communications, Inc	161,753	3,831,929	0.61
	Verizon Communications, Inc	135,259	4,801,694	0.76
	Viacom, Inc (Class B)	72,819	2,536,320	0.40
	Other		14,305,250	2.27

			28,978,787	4.60

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	199,194	8,784,455	1.39
	Citigroup, Inc	252,651	11,354,136	1.80
	JPMorgan Chase & Co	173,996	6,020,262	0.96
	U.S. Bancorp	91,788	2,645,330	0.42
	Wachovia Corp	78,562	3,999,591	0.63

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 139

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

DEPOSITORY INSTITUTIONS—(continued)
Wells Fargo & Co	82,492	$4,933,081	0.78%
Other		23,312,233	3.70

		61,049,088	9.68

EATING AND DRINKING PLACES		4,847,613	0.77

EDUCATIONAL SERVICES		1,277,006	0.20

ELECTRIC, GAS, AND SANITARY SERVICES		24,060,133	3.81

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
General Electric Co	515,621	18,593,293	2.95
Intel Corp	315,916	7,338,729	1.16
Qualcomm, Inc	78,490	2,876,658	0.46
Other		19,342,482	3.06

		48,151,162	7.63

ENGINEERING AND MANAGEMENT SERVICES		5,316,428	0.84

FABRICATED METAL PRODUCTS		4,044,252	0.64

FOOD AND KINDRED PRODUCTS
Coca-Cola Co	103,133	4,297,552	0.68
PepsiCo, Inc	83,305	4,417,664	0.70
Other		10,448,226	1.66

		19,163,442	3.04

FOOD STORES		2,920,859	0.46

FORESTRY		797,820	0.13

FURNITURE AND FIXTURES		1,680,157	0.27

FURNITURE AND HOMEFURNISHINGS STORES		2,371,441	0.38

GENERAL BUILDING CONTRACTORS		2,986,380	0.47

GENERAL MERCHANDISE STORES
Wal-Mart Stores, Inc	125,165	6,272,018	0.99
Other		7,161,032	1.14

		13,433,050	2.13

HEALTH SERVICES		6,478,506	1.03

HEAVY CONSTRUCTION, EXCEPT BUILDING		67,843	0.01

HOLDING AND OTHER INVESTMENT OFFICES
SPDR Trust Series 1	30,000	3,538,800	0.56
Other		15,766,478	2.50

		19,305,278	3.06

HOTELS AND OTHER LODGING PLACES		2,543,391	0.40

140 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	37,945	$3,251,507	0.52%
*	Cisco Systems, Inc	330,275	5,908,620	0.94
*	Dell, Inc	123,593	4,748,443	0.75
	Hewlett-Packard Co	141,821	3,111,553	0.49
	International Business Machines Corp	82,273	7,518,107	1.19
	Other		19,492,361	3.09

			44,030,591	6.98

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	58,775	2,994,586	0.47
	Other		15,234,397	2.42

			18,228,983	2.89

	INSURANCE AGENTS, BROKERS AND SERVICE		1,568,103	0.25

	INSURANCE CARRIERS
	American International Group, Inc	112,263	6,220,548	0.99
	UnitedHealth Group, Inc	32,410	3,091,266	0.49
	Other		21,826,111	3.46

			31,137,925	4.94

	JUSTICE, PUBLIC ORDER AND SAFETY		17,805	0.00

	LEATHER AND LEATHER PRODUCTS		755,618	0.12

	LEGAL SERVICES		18,917	0.00

	LOCAL AND INTERURBAN PASSENGER TRANSIT		105,206	0.02

	LUMBER AND WOOD PRODUCTS		696,613	0.11

	METAL MINING		1,808,811	0.29

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,596,641	0.25

	MISCELLANEOUS RETAIL		9,465,212	1.50

	MOTION PICTURES
*	Time Warner, Inc	214,236	3,759,842	0.60
	Walt Disney Co	99,484	2,858,204	0.45
	Other		1,754,346	0.28

			8,372,392	1.33

	NONDEPOSITORY INSTITUTIONS
	American Express Co	54,750	2,812,508	0.44
	Fannie Mae	47,101	2,564,649	0.41
	Other		7,934,295	1.26

			13,311,452	2.11

	NONMETALLIC MINERALS, EXCEPT FUELS		328,197	0.05

	OIL AND GAS EXTRACTION		13,809,648	2.19

	PAPER AND ALLIED PRODUCTS		4,346,259	0.69

	PERSONAL SERVICES		1,153,103	0.18

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 141

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PETROLEUM AND COAL PRODUCTS
ChevronTexaco Corp	104,550	$6,096,311	0.97%
ConocoPhillips	33,469	3,609,297	0.57
ExxonMobil Corp	319,498	19,042,081	3.02
Other		2,927,004	0.46

		31,674,693	5.02

PRIMARY METAL INDUSTRIES		3,612,217	0.57

PRINTING AND PUBLISHING		4,983,963	0.79

RAILROAD TRANSPORTATION		3,204,174	0.51

REAL ESTATE		538,610	0.09

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,575,595	0.25

SECURITY AND COMMODITY BROKERS
Merrill Lynch & Co, Inc	46,470	2,630,202	0.42
Morgan Stanley	53,343	3,053,887	0.48
Other		7,663,034	1.22

		13,347,123	2.12

SOCIAL SERVICES		44,093	0.01

SPECIAL TRADE CONTRACTORS		182,317	0.03

STONE, CLAY, AND GLASS PRODUCTS		1,344,464	0.21

TOBACCO PRODUCTS
Altria Group, Inc	100,194	6,551,686	1.04
Other		1,147,917	0.18

		7,699,603	1.22

TRANSPORTATION BY AIR		2,423,540	0.38

TRANSPORTATION EQUIPMENT
Boeing Co	40,803	2,385,343	0.38
United Technologies Corp	24,963	2,537,739	0.40
Other		11,121,218	1.76

		16,044,300	2.54

TRANSPORTATION SERVICES		850,314	0.13

TRUCKING AND WAREHOUSING		2,894,861	0.46

WATER TRANSPORTATION		254,822	0.04

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson	144,995	9,737,931	1.54
Other		2,892,239	0.46

		12,630,170	2.00

WHOLESALE TRADE-NONDURABLE GOODS		4,721,846	0.75

TOTAL COMMON STOCKS	(Cost $491,981,242)	629,674,087	99.82

142 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
		VALUE	ASSETS

TOTAL PORTFOLIO	(Cost $491,981,242)	$629,674,087	99.82%
OTHER ASSETS AND LIABILITIES, NET		1,118,057	0.18

NET ASSETS		$630,792,144	100.00%

*	Non-income producing
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

Restricted security held by the Fund is as follows:

	ACQUISITION	ACQUISITION
SECURITY	DATE	COST	VALUE

McLeod (Escrow)	05/14/02	$ —	$ —

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 143

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$303,526	0.07%

	APPAREL AND ACCESSORY STORES		1,767,697	0.39

	APPAREL AND OTHER TEXTILE PRODUCTS		585,259	0.13

	AUTO REPAIR, SERVICES AND PARKING		116,760	0.03

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		401,850	0.09

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	88,100	3,368,944	0.75
	Other		1,890,462	0.42

			5,259,406	1.17

	BUSINESS SERVICES
d	Microsoft Corp	406,291	9,820,054	2.18
*	Oracle Corp	180,410	2,251,517	0.50
	Other		14,297,796	3.18

			26,369,367	5.86

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	62,600	2,918,412	0.65
*	Amgen, Inc	50,300	2,927,963	0.65
	Lilly (Eli) & Co	45,400	2,365,340	0.53
	Merck & Co, Inc	88,600	2,867,982	0.64
d	Pfizer, Inc	299,620	7,871,018	1.75
	Procter & Gamble Co	101,300	5,368,900	1.19
	Wyeth	53,600	2,260,848	0.50
	Other		19,329,319	4.29

			45,909,782	10.20

	COMMUNICATIONS
*	Comcast Corp (Class A)	82,416	2,784,012	0.62
	SBC Communications, Inc	132,600	3,141,294	0.70
	Verizon Communications, Inc	111,200	3,947,600	0.87
	Viacom, Inc (Class B)	68,400	2,382,372	0.53
	Other		8,249,449	1.83

			20,504,727	4.55

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	162,704	7,175,246	1.59
	Citigroup, Inc	209,800	9,428,412	2.09
	JPMorgan Chase & Co	142,636	4,935,206	1.10
	U.S. Bancorp	74,400	2,144,208	0.48
	Wachovia Corp	63,664	3,241,134	0.72
	Wells Fargo & Co	68,100	4,072,380	0.91
	Other		11,858,440	2.63

			42,855,026	9.52

	EATING AND DRINKING PLACES		2,551,009	0.57

	EDUCATIONAL SERVICES		488,796	0.11

144 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES		$15,165,884	3.37%

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
d	General Electric Co	425,600	15,347,136	3.41
	Intel Corp	250,000	5,807,500	1.29
	Qualcomm, Inc	66,000	2,418,900	0.53
	Other		11,155,959	2.48

			34,729,495	7.71

	ENGINEERING AND MANAGEMENT SERVICES		2,361,867	0.52

	FABRICATED METAL PRODUCTS		2,584,372	0.57

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	90,900	3,787,803	0.84
	PepsiCo, Inc	67,300	3,568,919	0.80
	Other		7,664,626	1.70

			15,021,348	3.34

	FOOD STORES		1,935,047	0.43

	FORESTRY		664,450	0.15

	FURNITURE AND FIXTURES		884,604	0.20

	FURNITURE AND HOMEFURNISHINGS STORES		1,371,985	0.30

	GENERAL BUILDING CONTRACTORS		843,547	0.19

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	136,000	6,814,960	1.51
	Other		5,361,129	1.19

			12,176,089	2.70

	HEALTH SERVICES		3,304,694	0.73

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	93,283	11,003,663	2.44
	Other		3,721,060	0.83

			14,724,723	3.27

	HOTELS AND OTHER LODGING PLACES		1,389,325	0.31

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	31,000	2,656,390	0.59
*	Cisco Systems, Inc	259,600	4,644,244	1.03
*	Dell, Inc	98,700	3,792,054	0.84
	Hewlett-Packard Co	116,200	2,549,428	0.57
	International Business Machines Corp	65,500	5,985,390	1.33
	Tyco International Ltd	80,800	2,731,040	0.61
	Other		12,121,649	2.69

			34,480,195	7.66

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	48,500	2,471,075	0.55
	Other		9,023,654	2.00

			11,494,729	2.55

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 145

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSURANCE AGENTS, BROKERS AND SERVICE		$934,972	0.21%

	INSURANCE CARRIERS
	American International Group, Inc	104,600	5,795,886	1.29
	UnitedHealth Group, Inc	25,700	2,451,266	0.54
	Other		15,032,874	3.34

			23,280,026	5.17

	LEATHER AND LEATHER PRODUCTS		441,714	0.10

	LUMBER AND WOOD PRODUCTS		369,096	0.08

	METAL MINING		1,419,855	0.31

	MISCELLANEOUS MANUFACTURING INDUSTRIES		961,214	0.21

	MISCELLANEOUS RETAIL		6,567,081	1.46

	MOTION PICTURES
*	Time Warner, Inc	184,500	3,237,975	0.72
	Walt Disney Co	82,200	2,361,606	0.52
	Other		1,957,644	0.44

			7,557,225	1.68

	NONDEPOSITORY INSTITUTIONS
	American Express Co	47,100	2,419,527	0.54
	Fannie Mae	38,800	2,112,660	0.47
	Other		5,877,496	1.30

			10,409,683	2.31

	NONMETALLIC MINERALS, EXCEPT FUELS		233,003	0.05

	OIL AND GAS EXTRACTION		10,550,901	2.34

	PAPER AND ALLIED PRODUCTS		2,813,954	0.62

	PERSONAL SERVICES		581,688	0.13

	PETROLEUM AND COAL PRODUCTS
	ChevronTexaco Corp	84,500	4,927,195	1.10
	ConocoPhillips	27,900	3,008,736	0.67
d	ExxonMobil Corp	256,400	15,281,440	3.39
	Other		1,547,073	0.34

			24,764,444	5.50

	PRIMARY METAL INDUSTRIES		1,842,975	0.41

	PRINTING AND PUBLISHING		2,818,801	0.63

	RAILROAD TRANSPORTATION		2,568,828	0.57

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,200,806	0.27

	SECURITY AND COMMODITY BROKERS
	Merrill Lynch & Co, Inc	37,300	2,111,180	0.47
	Morgan Stanley	44,600	2,553,350	0.57
	Other		5,208,227	1.15

			9,872,757	2.19

146 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

STONE, CLAY, AND GLASS PRODUCTS			$629,958	0.14%

TOBACCO PRODUCTS
Altria Group, Inc		83,000	5,427,370	1.21
Other			728,052	0.16

			6,155,422	1.37

TRANSPORTATION BY AIR			1,587,655	0.35

TRANSPORTATION EQUIPMENT
United Technologies Corp		20,500	2,084,030	0.46
Other			9,890,300	2.20

			11,974,330	2.66

TRANSPORTATION SERVICES			113,776	0.02

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)		44,900	3,266,026	0.73

			3,266,026	0.73

WATER TRANSPORTATION			1,093,191	0.24

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson		119,400	8,018,904	1.78
Other			205,491	0.05

			8,224,395	1.83

WHOLESALE TRADE-NONDURABLE GOODS			2,958,536	0.66

TOTAL COMMON STOCKS		(Cost $414,345,612)	445,437,871	98.93

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$50,000,000	49,996,306	11.11

			49,996,306	11.11

TOTAL SHORT-TERM INVESTMENTS		(Cost $50,000,000)	49,996,306	11.11

	TOTAL PORTFOLIO	(Cost $464,345,612)	495,434,177	110.04%
OTHER ASSETS AND LIABILITIES, NET			(45,185,994)	(10.04)

	NET ASSETS		$450,248,183	100.00%

*	Non-income producing
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 147

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$164,409	0.61%

	APPAREL AND ACCESSORY STORES		603,630	2.25

	APPAREL AND OTHER TEXTILE PRODUCTS		19,849	0.07

	AUTO REPAIR, SERVICES AND PARKING		24,311	0.09

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		300,913	1.12

	BUILDING MATERIALS AND GARDEN SUPPLIES		65,432	0.24

	BUSINESS SERVICES
	Adobe Systems, Inc	4,435	297,899	1.11
*	Autodesk, Inc	4,362	129,813	0.48
*	Fiserv, Inc	3,684	146,623	0.55
*	Intuit, Inc	3,124	136,738	0.51
*	Juniper Networks, Inc	9,987	220,313	0.82
*	SunGard Data Systems, Inc	4,828	166,566	0.62
*	Veritas Software Corp	7,993	185,598	0.69
	Other		2,509,941	9.36

			3,793,491	14.14

	CHEMICALS AND ALLIED PRODUCTS
	Allergan, Inc	2,450	170,202	0.63
	Avery Dennison Corp	2,100	130,053	0.49
	Ecolab, Inc	3,480	115,014	0.43
*	Genzyme Corp	4,565	261,301	0.97
	Other		1,644,757	6.13

			2,321,327	8.65

	COAL MINING		68,765	0.26

	COMMUNICATIONS		893,264	3.33

	DEPOSITORY INSTITUTIONS		498,070	1.86

	EATING AND DRINKING PLACES
	Yum! Brands, Inc	5,418	280,707	1.05
	Other		336,261	1.25

			616,968	2.30

	EDUCATIONAL SERVICES		224,079	0.84

	ELECTRIC, GAS, AND SANITARY SERVICES
*	AES Corp	11,968	196,036	0.73
	Other		87,471	0.33

			283,507	1.06

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Altera Corp	7,067	139,785	0.52
	Linear Technology Corp	5,863	224,611	0.84
	National Semiconductor Corp	6,800	140,148	0.52
	Rockwell Collins, Inc	3,320	157,999	0.59
	Other		1,741,116	6.49

			2,403,659	8.96

148 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ENGINEERING AND MANAGEMENT SERVICES
	Moody’s Corp	2,338	$189,051	0.70%
	Quest Diagnostics, Inc	1,500	157,695	0.59
	Other		449,524	1.68

			796,270	2.97

	FABRICATED METAL PRODUCTS		97,654	0.36

	FOOD AND KINDRED PRODUCTS
	Hershey Foods Corp	2,505	151,452	0.56
	Other		203,744	0.76

			355,196	1.32

	FOOD STORES
	Whole Foods Market, Inc	1,190	121,535	0.45
	Other		10,641	0.04

			132,176	0.49

	FURNITURE AND FIXTURES		202,750	0.76

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	5,599	204,587	0.76
	Other		210,456	0.79

			415,043	1.55

	GENERAL BUILDING CONTRACTORS		450,720	1.68

	GENERAL MERCHANDISE STORES
	Dollar General Corp	5,528	121,118	0.45
	Other		157,895	0.59

			279,013	1.04

	HEALTH SERVICES
*	Coventry Health Care, Inc	1,990	135,599	0.50
*	Laboratory Corp of America Holdings	2,499	120,452	0.45
	Other		693,719	2.59

			949,770	3.54

	HOLDING AND OTHER INVESTMENT OFFICES		284,470	1.06

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	6,121	136,804	0.51
	Marriott International, Inc (Class A)	3,174	212,214	0.79
	Other		260,699	0.97

			609,717	2.27

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	3,528	163,981	0.61
*	Apple Computer, Inc	7,622	317,609	1.19
	Baker Hughes, Inc	6,226	276,995	1.03
	Dover Corp	3,080	116,393	0.43
*	Lexmark International, Inc	2,432	194,487	0.73
*	Network Appliance, Inc	6,040	167,066	0.62
	Rockwell Automation, Inc	2,252	127,553	0.48

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 149

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT—(continued)
	Smith International, Inc	2,026	$127,091	0.47%
	Other		1,003,108	3.74

			2,494,283	9.30

	INSTRUMENTS AND RELATED PRODUCTS
	Bard (C.R.), Inc	2,000	136,160	0.51
	Biomet, Inc	4,739	172,026	0.64
*	Fisher Scientific International, Inc	2,091	119,020	0.44
	KLA-Tencor Corp	3,716	170,973	0.64
	Other		987,082	3.68

			1,585,261	5.91

	INSURANCE AGENTS, BROKERS AND SERVICE		98,939	0.37

	INSURANCE CARRIERS
*	WellPoint, Inc	3,645	456,901	1.70
	Other		168,626	0.63

			625,527	2.33

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	3,573	202,339	0.75
	Other		28,372	0.11

			230,711	0.86

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	2,939	116,414	0.44
	Other		5,546	0.02

			121,960	0.46

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Fortune Brands, Inc	2,569	207,138	0.77
	Other		76,732	0.29

			283,870	1.06

	MISCELLANEOUS RETAIL		430,292	1.60

	MOTION PICTURES		64,552	0.24

	NONDEPOSITORY INSTITUTIONS		133,280	0.50

	OIL AND GAS EXTRACTION
	BJ Services Co	3,000	155,640	0.58
	XTO Energy, Inc	6,352	208,600	0.78
	Other		369,353	1.38

			733,593	2.74

	PAPER AND ALLIED PRODUCTS		44,365	0.17

	PERSONAL SERVICES
	H & R Block, Inc	3,103	156,950	0.59
	Other		145,122	0.54

			302,072	1.13

	PRIMARY METAL INDUSTRIES		175,143	0.65

150 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PRINTING AND PUBLISHING		$452,494	1.69%

RAILROAD TRANSPORTATION		21,699	0.08

REAL ESTATE		72,213	0.27

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		80,797	0.30

SECURITY AND COMMODITY BROKERS
Chicago Mercantile Exchange	641	124,373	0.46
Legg Mason, Inc	1,987	155,264	0.58
T Rowe Price Group, Inc	2,081	123,570	0.46
Other		372,660	1.39

		775,867	2.89

STONE, CLAY, AND GLASS PRODUCTS		8,823	0.03

TRANSPORTATION BY AIR
Southwest Airlines Co	11,643	165,796	0.62
Other		48,247	0.18

		214,043	0.80

TRANSPORTATION EQUIPMENT		281,102	1.05

TRANSPORTATION SERVICES		190,836	0.71

TRUCKING AND WAREHOUSING		64,076	0.24

WHOLESALE TRADE-DURABLE GOODS		220,099	0.82

WHOLESALE TRADE-NONDURABLE GOODS		230,990	0.86

TOTAL COMMON STOCKS	(Cost $19,707,119)	26,791,340	99.88

TOTAL PORTFOLIO	(Cost $19,707,119)	26,791,340	99.88%
OTHER ASSETS AND LIABILITIES, NET		32,235	0.12

NET ASSETS		$26,823,575	100.00%

*	Non-income producing
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 151

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PREFERRED STOCKS
HOLDING AND OTHER INVESTMENT OFFICES		$7,871	0.02%

TOTAL PREFERRED STOCKS	(Cost $4,545)	7,871	0.02

COMMON STOCKS
AMUSEMENT AND RECREATION SERVICES		205,665	0.49

APPAREL AND ACCESSORY STORES		291,157	0.69

APPAREL AND OTHER TEXTILE PRODUCTS		316,035	0.75

AUTO REPAIR, SERVICES AND PARKING		93,466	0.22

AUTOMOTIVE DEALERS AND SERVICE STATIONS		68,184	0.16

BUILDING MATERIALS AND GARDEN SUPPLIES		56,138	0.13

BUSINESS SERVICES
Electronic Data Systems Corp	10,584	218,771	0.52
Other		995,936	2.36

		1,214,707	2.88

CHEMICALS AND ALLIED PRODUCTS
Air Products & Chemicals, Inc	4,780	302,526	0.72
Monsanto Co	5,600	361,200	0.86
PPG Industries, Inc	3,633	259,832	0.62
Praxair, Inc	4,861	232,648	0.55
Other		1,207,108	2.86

		2,363,314	5.61

COAL MINING		254,896	0.60

COMMUNICATIONS		679,206	1.61

DEPOSITORY INSTITUTIONS
AmSouth Bancorp	7,396	191,926	0.45
Comerica, Inc	3,611	198,894	0.47
Marshall & Ilsley Corp	4,600	192,050	0.46
North Fork Bancorp, Inc	7,261	201,420	0.48
Regions Financial Corp	9,677	313,535	0.74
Other		2,501,720	5.94

		3,599,545	8.54

EATING AND DRINKING PLACES		148,948	0.35

EDUCATIONAL SERVICES		5,734	0.01

ELECTRIC, GAS, AND SANITARY SERVICES
Ameren Corp	4,058	198,883	0.47
Consolidated Edison, Inc	5,065	213,642	0.51
Edison International	6,909	239,880	0.57
FPL Group, Inc	7,818	313,893	0.74
PG&E Corp	8,400	286,440	0.68
PPL Corp	3,965	214,070	0.51
Progress Energy, Inc	5,184	217,469	0.52
Public Service Enterprise Group, Inc	4,978	270,753	0.64
TXU Corp	5,152	410,254	0.97

152 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES—(continued)
	Williams Cos, Inc	11,686	$219,814	0.52%
	Other		3,462,239	8.22

			6,047,337	14.35

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		1,141,042	2.71

	ENGINEERING AND MANAGEMENT SERVICES		96,730	0.23

	FABRICATED METAL PRODUCTS		235,400	0.56

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	12,183	299,458	0.71
	Other		762,237	1.81

			1,061,695	2.52

	FOOD STORES
*	Kroger Co	15,503	248,513	0.59
	Other		334,662	0.79

			583,175	1.38

	FURNITURE AND FIXTURES		403,123	0.96

	FURNITURE AND HOMEFURNISHINGS STORES		133,596	0.32

	GENERAL BUILDING CONTRACTORS		604,566	1.43

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	3,624	230,632	0.55
	J.C. Penney Co, Inc	5,136	266,661	0.63
	May Department Stores Co	6,130	226,933	0.54
	Other		220,011	0.52

			944,237	2.24

	HEALTH SERVICES		412,098	0.98

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Office Properties Trust	8,515	256,557	0.61
	Equity Residential	5,868	189,008	0.45
	Simon Property Group, Inc	3,353	203,125	0.48
	iShares Russell Midcap Value Index Fund	2,620	295,719	0.70
	Other		3,062,198	7.27

			4,006,607	9.51

	HOTELS AND OTHER LODGING PLACES		299,689	0.71

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	8,418	350,778	0.83
	Eaton Corp	3,199	209,215	0.50
*	Xerox Corp	18,185	275,503	0.66
	Other		1,176,815	2.79

			2,012,311	4.78

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 153

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Eastman Kodak Co	6,041	$196,634	0.47%
	Other		248,541	0.59

			445,175	1.06

	INSURANCE AGENTS, BROKERS AND SERVICE		155,771	0.37

	INSURANCE CARRIERS
	Cigna Corp	2,804	250,397	0.60
	Loews Corp	3,158	232,239	0.55
	Principal Financial Group	6,369	245,143	0.58
*	WellPoint, Inc	2,150	269,503	0.64
	Other		2,709,270	6.43

			3,706,552	8.80

	LUMBER AND WOOD PRODUCTS		240,995	0.57

	METAL MINING
	Phelps Dodge Corp	2,024	205,901	0.49
	Other		11,092	0.03

			216,993	0.52

	MISCELLANEOUS MANUFACTURING INDUSTRIES		184,585	0.44

	MISCELLANEOUS RETAIL
*	Sears Holdings Corp	1,962	261,279	0.62
	Other		359,240	0.85

			620,519	1.47

	MOTION PICTURES		62,004	0.15

	NONDEPOSITORY INSTITUTIONS		396,765	0.94

	NONMETALLIC MINERALS, EXCEPT FUELS		119,116	0.28

	OIL AND GAS EXTRACTION
	EOG Resources, Inc	5,004	243,895	0.58
	Kerr-McGee Corp	3,035	237,732	0.56
	Marathon Oil Corp	7,263	340,780	0.81
	Unocal Corp	5,566	343,366	0.81
	Other		613,121	1.46

			1,778,894	4.22

	PAPER AND ALLIED PRODUCTS		588,231	1.40

	PERSONAL SERVICES		72,884	0.17

	PETROLEUM AND COAL PRODUCTS
	Valero Energy Corp	5,400	395,658	0.94
	Other		690,753	1.64

			1,086,411	2.58

	PRIMARY METAL INDUSTRIES		305,159	0.72

	PRINTING AND PUBLISHING		372,020	0.88

154 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

RAILROAD TRANSPORTATION
Burlington Northern Santa Fe Corp	7,746	$417,742	0.99%
Norfolk Southern Corp	8,278	306,700	0.73
Other		198,403	0.47

		922,845	2.19

REAL ESTATE		44,660	0.11

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		54,361	0.13

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc	2,373	237,063	0.56
Other		289,374	0.69

		526,437	1.25

STONE, CLAY, AND GLASS PRODUCTS		127,426	0.30

TOBACCO PRODUCTS
Reynolds American, Inc	3,100	249,829	0.60
Other		220,249	0.52

		470,078	1.12

TRANSPORTATION BY AIR		66,980	0.16

TRANSPORTATION EQUIPMENT
Paccar, Inc	3,712	268,712	0.64
Textron, Inc	2,538	189,386	0.45
Other		541,673	1.28

		999,771	2.37

TRANSPORTATION SERVICES		62,599	0.15

TRUCKING AND WAREHOUSING		92,871	0.22

WHOLESALE TRADE-DURABLE GOODS		520,374	1.23

WHOLESALE TRADE-NONDURABLE GOODS		355,681	0.85

TOTAL COMMON STOCKS	(Cost $29,826,951)	41,874,758	99.37

TOTAL PORTFOLIO	(Cost $29,831,496)	41,882,629	99.39%
OTHER ASSETS AND LIABILITIES, NET		256,682	0.61

NET ASSETS		$42,139,311	100.00%

*	Non-income producing
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 155

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PREFERRED STOCKS
	HOLDING AND OTHER INVESTMENT OFFICES		$9,534	0.01%

	TOTAL PREFERRED STOCKS	(Cost $5,511)	9,534	0.01

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		316,787	0.53

	APPAREL AND ACCESSORY STORES		804,307	1.33

	APPAREL AND OTHER TEXTILE PRODUCTS		280,484	0.47

	AUTO REPAIR, SERVICES AND PARKING		98,518	0.16

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		334,563	0.55

	BUILDING MATERIALS AND GARDEN SUPPLIES		111,297	0.18

	BUSINESS SERVICES
	Adobe Systems, Inc	4,200	282,114	0.47
*	Juniper Networks, Inc	9,102	200,790	0.33
	Other		4,026,220	6.68

			4,509,124	7.48

	CHEMICALS AND ALLIED PRODUCTS
	Air Products & Chemicals, Inc	3,973	251,451	0.42
*	Genzyme Corp	4,277	244,815	0.41
	Monsanto Co	4,600	296,700	0.49
	PPG Industries, Inc	3,000	214,560	0.36
	Praxair, Inc	5,698	272,706	0.45
	Other		2,841,428	4.71

			4,121,660	6.84

	COAL MINING		284,804	0.47

	COMMUNICATIONS		1,406,802	2.33

	DEPOSITORY INSTITUTIONS
	North Fork Bancorp, Inc	7,467	207,135	0.34
	Regions Financial Corp	8,058	261,079	0.43
	Other		2,987,769	4.96

			3,455,983	5.73

	EATING AND DRINKING PLACES
	Yum! Brands, Inc	5,008	259,464	0.43
	Other		432,433	0.72

			691,897	1.15

	EDUCATIONAL SERVICES		208,661	0.35

	ELECTRIC, GAS, AND SANITARY SERVICES
	Edison International	5,709	198,217	0.33
	FPL Group, Inc	6,434	258,325	0.43
	PG&E Corp	6,924	236,108	0.39
	Public Service Enterprise Group, Inc	4,100	222,999	0.37
	TXU Corp	4,150	330,465	0.55
	Other		4,039,380	6.70

			5,285,494	8.77

156 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Linear Technology Corp	5,338	$204,499	0.34%
	Other		2,980,465	4.94

			3,184,964	5.28

	ENGINEERING AND MANAGEMENT SERVICES		827,914	1.37

	FABRICATED METAL PRODUCTS		287,071	0.48

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	10,069	247,496	0.41
	Hershey Foods Corp	3,074	185,854	0.31
	Other		791,713	1.31

			1,225,063	2.03

	FOOD STORES
*	Kroger Co	12,744	204,286	0.34
	Other		398,110	0.66

			602,396	1.00

	FURNITURE AND FIXTURES		526,320	0.87

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	5,190	189,643	0.31
	Other		304,863	0.51

			494,506	0.82

	GENERAL BUILDING CONTRACTORS		933,324	1.55

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	3,001	190,984	0.32
	J.C. Penney Co, Inc	4,247	220,504	0.37
	Other		629,714	1.04

			1,041,202	1.73

	HEALTH SERVICES
*	Medco Health Solutions, Inc	4,701	233,028	0.39
	Other		986,087	1.63

			1,219,115	2.02

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Office Properties Trust	7,099	213,893	0.35
	iShares Russell Midcap Index Fund	11,450	901,573	1.50
	Other		3,107,208	5.15

			4,222,674	7.00

	HOTELS AND OTHER LODGING PLACES
	Marriott International, Inc (Class A)	3,398	227,190	0.38
	Starwood Hotels & Resorts Worldwide, Inc	3,537	212,326	0.35
	Other		372,711	0.62

			812,227	1.35

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 157

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	14,000	$583,380	0.97%
	Baker Hughes, Inc	5,830	259,377	0.43
*	Xerox Corp	16,690	252,853	0.42
	Other		2,894,054	4.80

			3,989,664	6.62

	INSTRUMENTS AND RELATED PRODUCTS		1,831,216	3.04

	INSURANCE AGENTS, BROKERS AND SERVICE		214,508	0.36

	INSURANCE CARRIERS
	Cigna Corp	2,300	205,390	0.34
	Loews Corp	2,567	188,777	0.32
	Principal Financial Group	5,199	200,109	0.33
*	WellPoint, Inc	5,102	639,536	1.06
	Other		2,405,099	3.99

			3,638,911	6.04

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	3,300	186,879	0.31
	Other		28,372	0.05

			215,251	0.36

	LUMBER AND WOOD PRODUCTS		197,266	0.33

	METAL MINING		286,353	0.47

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Fortune Brands, Inc	2,529	203,913	0.34
	Other		211,433	0.35

			415,346	0.69

	MISCELLANEOUS RETAIL
*	Sears Holdings Corp	1,414	188,302	0.31
	Other		693,400	1.15

			881,702	1.46

	MOTION PICTURES		113,637	0.19

	NONDEPOSITORY INSTITUTIONS		457,716	0.76

	NONMETALLIC MINERALS, EXCEPT FUELS		102,294	0.17

	OIL AND GAS EXTRACTION
	EOG Resources, Inc	4,000	194,960	0.32
	Kerr-McGee Corp	2,526	197,862	0.33
	Marathon Oil Corp	6,038	283,303	0.47
	Unocal Corp	4,565	281,615	0.47
	XTO Energy, Inc	5,894	193,559	0.32
	Other		1,004,738	1.66

			2,156,037	3.57

	PAPER AND ALLIED PRODUCTS		542,386	0.90

	PERSONAL SERVICES		344,417	0.57

158 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PETROLEUM AND COAL PRODUCTS
Valero Energy Corp	4,476	$327,956	0.54%
Other		578,083	0.96

		906,039	1.50

PRIMARY METAL INDUSTRIES		411,960	0.68

PRINTING AND PUBLISHING		708,466	1.17

RAILROAD TRANSPORTATION
Burlington Northern Santa Fe Corp	6,456	348,172	0.58
Norfolk Southern Corp	6,800	251,940	0.42
Other		183,766	0.30

		783,878	1.30

REAL ESTATE		100,763	0.17

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		117,780	0.19

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc	2,000	199,800	0.33
Other		938,051	1.56

		1,137,851	1.89

STONE, CLAY, AND GLASS PRODUCTS		119,892	0.20

TOBACCO PRODUCTS
Reynolds American, Inc	2,630	211,952	0.35
Other		181,703	0.30

		393,655	0.65

TRANSPORTATION BY AIR
Southwest Airlines Co	13,621	193,963	0.32
Other		64,804	0.11

		258,767	0.43

TRANSPORTATION EQUIPMENT
Paccar, Inc	3,050	220,790	0.37
Other		876,763	1.45

		1,097,553	1.82

TRANSPORTATION SERVICES		229,531	0.38

TRUCKING AND WAREHOUSING		144,241	0.24

WHOLESALE TRADE-DURABLE GOODS		642,746	1.07

WHOLESALE TRADE-NONDURABLE GOODS
McKesson Corp	5,100	192,525	0.32
Other		321,167	0.53

		513,692	0.85

TOTAL COMMON STOCKS	(Cost $43,402,939)	60,240,675	99.91

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 159

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
		VALUE	ASSETS

TOTAL PORTFOLIO	(Cost $43,408,450)	$60,250,209	99.92%
OTHER ASSETS AND LIABILITIES, NET		45,526	0.08

NET ASSETS		$60,295,735	100.00%

*	Non-income producing
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

160 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$83,754	0.12%

	AMUSEMENT AND RECREATION SERVICES
*	Penn National Gaming, Inc	8,800	258,544	0.36
	Other		404,986	0.57

			663,530	0.93

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	7,690	251,847	0.35
	Other		771,571	1.09

			1,023,418	1.44

	APPAREL AND OTHER TEXTILE PRODUCTS
*	Quiksilver, Inc	8,099	235,114	0.33
	Other		224,172	0.32

			459,286	0.65

	AUTO REPAIR, SERVICES AND PARKING		151,238	0.21

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		181,710	0.26

	BUSINESS SERVICES
*	CACI International, Inc (Class A)	4,069	224,731	0.32
*	Cerner Corp	3,903	204,946	0.29
*	F5 Networks, Inc	5,066	255,782	0.36
*	Hyperion Solutions Corp	5,399	238,150	0.34
*	Kronos, Inc	4,345	222,073	0.31
*	Take-Two Interactive Software, Inc	5,092	199,097	0.28
*	Titan Corp	11,543	209,621	0.29
	Other		10,082,519	14.21

			11,636,919	16.40

	CHEMICALS AND ALLIED PRODUCTS
*	Mosaic Co	17,600	300,256	0.42
	Valeant Pharmaceuticals International	9,699	218,421	0.31
	Other		5,271,259	7.43

			5,789,936	8.16

	COAL MINING		57,340	0.08

	COMMUNICATIONS		1,330,757	1.87

	DEPOSITORY INSTITUTIONS
	East West Bancorp, Inc	6,997	258,329	0.36
	First Bancorp (Puerto Rico)	4,438	187,506	0.26
	Other		3,326,128	4.69

			3,771,963	5.31

	EATING AND DRINKING PLACES
*	CEC Entertainment, Inc	5,185	189,771	0.27
*	P.F. Chang’s China Bistro, Inc	3,500	209,300	0.29
*	Sonic Corp	8,275	276,385	0.39
	Other		788,931	1.11

			1,464,387	2.06

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 161

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EDUCATIONAL SERVICES
	Strayer Education, Inc	2,014	$228,226	0.32%
	Other		136,766	0.19

			364,992	0.51

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Waste Connections, Inc	6,700	232,825	0.33
	Other		143,945	0.20

			376,770	0.53

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Rayovac Corp	6,513	270,941	0.38
*	Varian Semiconductor Equipment Associates, Inc	5,080	193,091	0.27
	Other		5,845,106	8.24

			6,309,138	8.89

	ENGINEERING AND MANAGEMENT SERVICES		2,602,264	3.67

	FABRICATED METAL PRODUCTS
*	Crown Holdings, Inc	12,501	194,516	0.27
	Other		613,761	0.87

			808,277	1.14

	FOOD AND KINDRED PRODUCTS		362,199	0.51

	FOOD STORES
*	Panera Bread Co (Class A)	3,976	224,763	0.32
	Other		80,896	0.11

			305,659	0.43

	FURNITURE AND FIXTURES		266,523	0.38

	FURNITURE AND HOMEFURNISHINGS STORES
*	Guitar Center, Inc	3,585	196,565	0.28
	Other		256,738	0.36

			453,303	0.64

	GENERAL BUILDING CONTRACTORS		331,759	0.47

	GENERAL MERCHANDISE STORES		503,496	0.71

	HEALTH SERVICES
*	Apria Healthcare Group, Inc	6,924	222,261	0.31
*	LifePoint Hospitals, Inc	5,332	233,755	0.33
*	Pediatrix Medical Group, Inc	2,921	200,351	0.28
	Other		1,514,381	2.14

			2,170,748	3.06

	HEAVY CONSTRUCTION, EXCEPT BUILDING		17,035	0.02

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Growth Index Fund	8,856	554,208	0.78
	New Century Financial Corp	5,145	240,889	0.34
	Other		1,069,831	1.51

			1,864,928	2.63

162 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	HOTELS AND OTHER LODGING PLACES
	Boyd Gaming Corp	6,299	$328,493	0.46%
	Other		103,643	0.15

			432,136	0.61

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Joy Global, Inc	5,628	197,318	0.28
*	Scientific Games Corp (Class A)	10,600	242,210	0.34
	Toro Co	2,978	263,553	0.37
	Other		3,082,111	4.34

			3,785,192	5.33

	INSTRUMENTS AND RELATED PRODUCTS
*	Intuitive Surgical, Inc	4,100	186,427	0.26
*	Steris Corp	8,229	207,782	0.29
*	Trimble Navigation Ltd	7,007	236,907	0.34
	Other		5,371,327	7.57

			6,002,443	8.46

	INSURANCE AGENTS, BROKERS AND SERVICE		357,592	0.50

	INSURANCE CARRIERS
*	AMERIGROUP Corp	5,620	205,467	0.29
*	Sierra Health Services, Inc	3,163	201,926	0.29
	Other		669,552	0.94

			1,076,945	1.52

	LEATHER AND LEATHER PRODUCTS		156,218	0.22

	LEGAL SERVICES		45,752	0.06

	LUMBER AND WOOD PRODUCTS		121,229	0.17

	METAL MINING		341,935	0.48

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Yankee Candle Co, Inc	6,432	203,894	0.29
	Other		382,234	0.54

			586,128	0.83

	MISCELLANEOUS RETAIL		1,026,260	1.45

	MOTION PICTURES		46,884	0.07

	NONDEPOSITORY INSTITUTIONS		343,976	0.48

	NONMETALLIC MINERALS, EXCEPT FUELS		7,842	0.01

	OIL AND GAS EXTRACTION
*	Cal Dive International, Inc	5,277	239,048	0.34
*	Cheniere Energy, Inc	3,755	242,235	0.34
*	Denbury Resources, Inc	7,601	267,783	0.38
*	Quicksilver Resources, Inc	4,100	199,793	0.28
*	Unit Corp	5,257	237,459	0.33
	Other		2,237,463	3.15

			3,423,781	4.82

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 163

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PAPER AND ALLIED PRODUCTS		$73,675	0.10%

	PERSONAL SERVICES		138,946	0.20

	PETROLEUM AND COAL PRODUCTS		453,817	0.64

	PRIMARY METAL INDUSTRIES
	Allegheny Technologies, Inc	13,205	318,372	0.45
*	Maverick Tube Corp	5,858	190,444	0.27
	Other		925,975	1.30

			1,434,791	2.02

	PRINTING AND PUBLISHING		874,553	1.23

	RAILROAD TRANSPORTATION		96,624	0.14

	REAL ESTATE		168,260	0.24

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		435,124	0.61

	SECURITY AND COMMODITY BROKERS
*	Affiliated Managers Group, Inc	3,332	206,684	0.29
	Other		111,492	0.16

			318,176	0.45

	SOCIAL SERVICES		124,838	0.18

	SPECIAL TRADE CONTRACTORS		178,561	0.25

	STONE, CLAY, AND GLASS PRODUCTS		255,682	0.36

	TOBACCO PRODUCTS		50,093	0.07

	TRANSPORTATION BY AIR		405,533	0.57

	TRANSPORTATION EQUIPMENT		1,069,895	1.51

	TRANSPORTATION SERVICES		273,256	0.39

	TRUCKING AND WAREHOUSING
*	Landstar System, Inc	7,742	253,551	0.36
	Other		379,756	0.53

			633,307	0.89

	WATER TRANSPORTATION		97,527	0.14

	WHOLESALE TRADE-DURABLE GOODS
	SCP Pool Corp	7,348	234,107	0.33
	Other		1,279,654	1.80

			1,513,761	2.13

	WHOLESALE TRADE-NONDURABLE GOODS
*	Tractor Supply Co	4,300	187,695	0.26
	Other		990,358	1.40

			1,178,053	1.66

	TOTAL COMMON STOCKS	(Cost $56,696,574)	$70,880,114	99.87

164 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
		VALUE	ASSETS

TOTAL PORTFOLIO	(Cost $56,696,574)	$70,880,114	99.87%
OTHER ASSETS AND LIABILITIES, NET		91,312	0.13

NET ASSETS		$70,971,426	100.00%

*	Non-income producing
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 165

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$84,186	0.12%

	AGRICULTURAL PRODUCTION-LIVESTOCK		38,628	0.06

	AMUSEMENT AND RECREATION SERVICES		601,943	0.89

	APPAREL AND ACCESSORY STORES		806,610	1.20

	APPAREL AND OTHER TEXTILE PRODUCTS		239,064	0.35

	AUTO REPAIR, SERVICES AND PARKING		232,434	0.34

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		322,797	0.48

	BUILDING MATERIALS AND GARDEN SUPPLIES		158,888	0.24

	BUSINESS SERVICES
*	Bisys Group, Inc	14,418	226,074	0.33
	Other		2,948,715	4.37

			3,174,789	4.70

	CHEMICALS AND ALLIED PRODUCTS
	Crompton Corp	13,700	200,020	0.29
	Cytec Industries, Inc	4,593	249,170	0.37
*	FMC Corp	4,254	227,376	0.34
	Great Lakes Chemical Corp	5,949	191,082	0.28
	Other		2,327,467	3.45

			3,195,115	4.73

	COAL MINING		51,606	0.08

	COMMUNICATIONS		1,194,552	1.77

	DEPOSITORY INSTITUTIONS
	Bancorpsouth, Inc	9,069	187,184	0.28
	Other		8,005,411	11.86

			8,192,595	12.14

	EATING AND DRINKING PLACES
	CBRL Group, Inc	4,967	205,137	0.30
	Other		720,489	1.07

			925,626	1.37

	EDUCATIONAL SERVICES		3,857	0.01

	ELECTRIC, GAS, AND SANITARY SERVICES
	Atmos Energy Corp	9,048	244,296	0.36
*	CMS Energy Corp	23,070	300,833	0.45
	Energen Corp	4,307	286,846	0.42
	Nicor, Inc	5,243	194,463	0.29
	Peoples Energy Corp	4,458	186,879	0.28
	Piedmont Natural Gas Co, Inc	8,699	200,425	0.30
	PNM Resources, Inc	7,074	188,734	0.28
*	Southern Union Co	10,085	253,234	0.37
	WGL Holdings, Inc	5,725	177,246	0.26
	Other		2,525,024	3.74

			4,557,980	6.75

166 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Thomas & Betts Corp	6,889	$222,515	0.33%
	Other		2,146,171	3.18

			2,368,686	3.51

	ENGINEERING AND MANAGEMENT SERVICES		921,528	1.37

	FABRICATED METAL PRODUCTS
	Commercial Metals Co	6,918	234,451	0.35
	Other		758,483	1.12

			992,934	1.47

	FISHING, HUNTING, AND TRAPPING		6,138	0.01

	FOOD AND KINDRED PRODUCTS
	Corn Products International, Inc	8,584	223,098	0.33
	Other		874,670	1.30

			1,097,768	1.63

	FOOD STORES		223,759	0.33

	FURNITURE AND FIXTURES		373,680	0.55

	FURNITURE AND HOMEFURNISHINGS STORES		293,836	0.44

	GENERAL BUILDING CONTRACTORS
	Beazer Homes U.S.A., Inc	4,827	240,674	0.36
	Other		407,813	0.60

			648,487	0.96

	GENERAL MERCHANDISE STORES		152,135	0.23

	HEALTH SERVICES		735,878	1.09

	HEAVY CONSTRUCTION, EXCEPT BUILDING		135,241	0.20

	HOLDING AND OTHER INVESTMENT OFFICES
	American Financial Realty Trust	13,062	191,097	0.28
	CarrAmerica Realty Corp	6,367	200,879	0.30
	First Industrial Realty Trust, Inc	4,907	185,632	0.28
	First Niagara Financial Group, Inc	13,834	182,747	0.27
	Healthcare Realty Trust, Inc	5,506	200,639	0.30
	IMPAC Mortgage Holdings, Inc	8,831	169,379	0.25
*	La Quinta Corp	22,400	190,400	0.28
	Prentiss Properties Trust	5,234	178,793	0.26
	Realty Income Corp	9,442	216,033	0.32
	Other		7,610,995	11.28

			9,326,594	13.82

	HOTELS AND OTHER LODGING PLACES		254,516	0.38

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Kennametal, Inc	4,300	204,207	0.30
*	Terex Corp	4,245	183,809	0.27
	York International Corp	4,900	191,982	0.29
	Other		2,898,006	4.29

			3,478,004	5.15

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 167

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSTRUMENTS AND RELATED PRODUCTS		$1,344,894	1.99%

	INSURANCE AGENTS, BROKERS AND SERVICE		75,727	0.11

	INSURANCE CARRIERS
	AmerUs Group Co	4,680	221,130	0.33
	Commerce Group, Inc	2,900	179,742	0.27
	Other		2,379,851	3.52

			2,780,723	4.12

	JUSTICE, PUBLIC ORDER AND SAFETY		28,666	0.04

	LEATHER AND LEATHER PRODUCTS		229,867	0.34

	LOCAL AND INTERURBAN PASSENGER TRANSIT
*	Laidlaw International, Inc	12,284	255,507	0.38

			255,507	0.38

	LUMBER AND WOOD PRODUCTS		169,290	0.25

	METAL MINING		151,774	0.22

	MISCELLANEOUS MANUFACTURING INDUSTRIES		487,901	0.72

	MISCELLANEOUS RETAIL		488,798	0.72

	MOTION PICTURES		160,530	0.24

	NONDEPOSITORY INSTITUTIONS		581,142	0.86

	NONMETALLIC MINERALS, EXCEPT FUELS		85,493	0.13

	OIL AND GAS EXTRACTION
*	Cimarex Energy Co	4,887	190,593	0.28
*	Forest Oil Corp	5,968	241,704	0.36
*	Key Energy Services, Inc	15,652	179,528	0.27
*	Plains Exploration & Production Co	7,309	255,084	0.38
*	Southwestern Energy Co	3,275	185,889	0.27
	St. Mary Land & Exploration Co	3,381	169,219	0.25
	Vintage Petroleum, Inc	5,922	186,306	0.28
	Other		2,091,163	3.10

			3,499,486	5.19

	PAPER AND ALLIED PRODUCTS		783,537	1.16

	PERSONAL SERVICES		249,877	0.37

	PETROLEUM AND COAL PRODUCTS
*	Tesoro Corp	7,607	281,611	0.42
	Other		157,581	0.23

			439,192	0.65

	PRIMARY METAL INDUSTRIES		1,514,188	2.24

	PRINTING AND PUBLISHING
	American Greetings Corp (Class A)	7,425	189,189	0.28
	Other		727,243	1.08

			916,432	1.36

168 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	RAILROAD TRANSPORTATION		$225,806	0.33%

	REAL ESTATE		369,621	0.55

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
	Aptargroup, Inc	4,320	224,554	0.33
*	Goodyear Tire & Rubber Co	18,071	241,248	0.36
	Other		455,400	0.67

			921,202	1.36

	SECURITY AND COMMODITY BROKERS		554,839	0.82

	SOCIAL SERVICES		24,707	0.04

	SPECIAL TRADE CONTRACTORS		303,874	0.45

	STONE, CLAY, AND GLASS PRODUCTS		416,179	0.62

	TOBACCO PRODUCTS		134,243	0.20

	TRANSPORTATION BY AIR		538,619	0.80

	TRANSPORTATION EQUIPMENT		1,095,928	1.62

	TRANSPORTATION SERVICES
	GATX Corp	5,862	194,560	0.29
	Other		97,698	0.14

			292,258	0.43

	TRUCKING AND WAREHOUSING		544,756	0.81

	WATER TRANSPORTATION
	Alexander & Baldwin, Inc	5,066	208,719	0.31
	Overseas Shipholding Group, Inc	3,193	200,872	0.30
	Other		102,101	0.15

			511,692	0.76

	WHOLESALE TRADE-DURABLE GOODS		1,069,956	1.59

	WHOLESALE TRADE-NONDURABLE GOODS
*	United Stationers, Inc	3,756	169,959	0.25
	Other		1,121,216	1.66

			1,291,175	1.91

	TOTAL COMMON STOCKS	(Cost $53,876,874)	67,327,733	99.75

	TOTAL PORTFOLIO	(Cost $53,876,874)	67,327,733	99.75%
	OTHER ASSETS AND LIABILITIES, NET		170,735	0.25

	NET ASSETS		$67,498,468	100.00%

*	Non-income producing
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 169

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$177,180	0.13%

	AGRICULTURAL PRODUCTION-LIVESTOCK		40,774	0.03

	AGRICULTURAL SERVICES		15	0.00

	AMUSEMENT AND RECREATION SERVICES
*	Penn National Gaming, Inc	8,064	236,920	0.17
	Other		1,031,873	0.74

			1,268,793	0.91

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	6,957	227,842	0.16
	Other		1,582,211	1.14

			1,810,053	1.30

	APPAREL AND OTHER TEXTILE PRODUCTS		696,112	0.50

	AUTO REPAIR, SERVICES AND PARKING		402,254	0.29

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		521,351	0.37

	BUILDING MATERIALS AND GARDEN SUPPLIES		176,556	0.13

	BUSINESS SERVICES
*	Bisys Group, Inc	15,454	242,319	0.17
*	F5 Networks, Inc	4,702	237,404	0.17
*	Take-Two Interactive Software, Inc	5,716	223,496	0.16
	Other		13,523,692	9.69

			14,226,911	10.19

	CHEMICALS AND ALLIED PRODUCTS
	Cytec Industries, Inc	4,964	269,297	0.19
*	FMC Corp	4,669	249,558	0.18
*	Mosaic Co	16,212	276,577	0.20
	Valeant Pharmaceuticals International	11,830	266,412	0.19
	Other		7,823,549	5.60

			8,885,393	6.36

	COAL MINING		108,946	0.08

	COMMUNICATIONS		2,545,303	1.82

	DEPOSITORY INSTITUTIONS
	East West Bancorp, Inc	6,300	232,596	0.16
	Other		12,171,274	8.72

			12,403,870	8.88

	EATING AND DRINKING PLACES
	CBRL Group, Inc	6,379	263,453	0.19
*	Sonic Corp	7,646	255,376	0.18
	Other		1,853,806	1.33

			2,372,635	1.70

	EDUCATIONAL SERVICES		349,331	0.25

170 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	Atmos Energy Corp	9,847	$265,869	0.19%
*	CMS Energy Corp	24,944	325,270	0.23
	Energen Corp	4,700	313,020	0.22
	Piedmont Natural Gas Co, Inc	9,730	224,179	0.16
*	Southern Union Co	10,927	274,377	0.20
	Other		3,875,686	2.78

			5,278,401	3.78

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Rayovac Corp	6,350	264,160	0.19
*	Thomas & Betts Corp	7,535	243,381	0.17
	Other		7,896,348	5.66

			8,403,889	6.02

	ENGINEERING AND MANAGEMENT SERVICES		3,409,305	2.44

	FABRICATED METAL PRODUCTS
	Commercial Metals Co	7,400	250,786	0.18
*	Crown Holdings, Inc	21,216	330,121	0.24
	Other		1,278,048	0.91

			1,858,955	1.33

	FISHING, HUNTING, AND TRAPPING		5,456	0.00

	FOOD AND KINDRED PRODUCTS
	Corn Products International, Inc	9,352	243,058	0.17
	Other		1,303,180	0.94

			1,546,238	1.11

	FOOD STORES		526,000	0.38

	FURNITURE AND FIXTURES		646,540	0.46

	FURNITURE AND HOMEFURNISHINGS STORES		747,783	0.54

	GENERAL BUILDING CONTRACTORS
	Beazer Homes U.S.A., Inc	5,245	261,516	0.19
	Other		755,569	0.54

			1,017,085	0.73

	GENERAL MERCHANDISE STORES		630,229	0.45

	HEALTH SERVICES		2,810,249	2.01

	HEAVY CONSTRUCTION, EXCEPT BUILDING		158,827	0.11

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Index Fund	6,918	845,034	0.60
	New Century Financial Corp	5,950	278,579	0.20
	Realty Income Corp	10,116	231,454	0.17
	Other		10,720,530	7.68

			12,075,597	8.65

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 171

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	HOTELS AND OTHER LODGING PLACES
	Boyd Gaming Corp	5,800	$302,470	0.22%
	Other		381,405	0.27

			683,875	0.49

	INDUSTRIAL MACHINERY AND EQUIPMENT
	IDEX Corp	6,464	260,822	0.19
	Joy Global, Inc	10,346	362,731	0.26
*	Terex Corp	6,300	272,790	0.20
	Toro Co	2,767	244,880	0.17
	Other		6,115,705	4.38

			7,256,928	5.20

	INSTRUMENTS AND RELATED PRODUCTS		7,016,432	5.03

	INSURANCE AGENTS, BROKERS AND SERVICE		412,971	0.30

	INSURANCE CARRIERS
*	AMERIGROUP Corp	6,264	229,012	0.16
	AmerUs Group Co	5,003	236,392	0.17
	Other		3,553,630	2.55

			4,019,034	2.88

	JUSTICE, PUBLIC ORDER AND SAFETY		30,666	0.02

	LEATHER AND LEATHER PRODUCTS		397,524	0.29

	LEGAL SERVICES		41,149	0.03

	LOCAL AND INTERURBAN PASSENGER TRANSIT
*	Laidlaw International, Inc	13,312	276,890	0.20

			276,890	0.20

	LUMBER AND WOOD PRODUCTS		295,617	0.21

	METAL MINING		486,318	0.35

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,079,231	0.77

	MISCELLANEOUS RETAIL		1,456,511	1.04

	MOTION PICTURES		236,532	0.17

	NONDEPOSITORY INSTITUTIONS		942,767	0.68

	NONMETALLIC MINERALS, EXCEPT FUELS		104,067	0.07

	OIL AND GAS EXTRACTION
	Cabot Oil & Gas Corp (Class A)	4,222	232,843	0.17
*	Cheniere Energy, Inc	3,477	224,301	0.16
*	Denbury Resources, Inc	7,044	248,160	0.18
*	Forest Oil Corp	6,476	262,278	0.19
	Helmerich & Payne, Inc	6,358	252,349	0.18
*	Plains Exploration & Production Co	9,914	345,999	0.25
	Range Resources Corp	10,441	243,902	0.17
*	Southwestern Energy Co	4,622	262,345	0.19
	Other		4,876,095	3.49

			6,948,272	4.98

172 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PAPER AND ALLIED PRODUCTS		$925,974	0.66%

	PERSONAL SERVICES		405,614	0.29

	PETROLEUM AND COAL PRODUCTS
*	Tesoro Corp	8,300	307,266	0.22
	Other		595,211	0.43

			902,477	0.65

	PRIMARY METAL INDUSTRIES
	Allegheny Technologies, Inc	12,250	295,348	0.21
	Other		2,678,314	1.92

			2,973,662	2.13

	PRINTING AND PUBLISHING
*	Valassis Communications, Inc	6,711	234,617	0.17
	Other		1,579,622	1.13

			1,814,239	1.30

	RAILROAD TRANSPORTATION		332,667	0.24

	REAL ESTATE		559,768	0.40

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
	Aptargroup, Inc	4,715	245,086	0.18
*	Goodyear Tire & Rubber Co	19,538	260,832	0.19
	Other		914,137	0.65

			1,420,055	1.02

	SECURITY AND COMMODITY BROKERS		908,696	0.65

	SOCIAL SERVICES		137,125	0.10

	SPECIAL TRADE CONTRACTORS		507,945	0.36

	STONE, CLAY, AND GLASS PRODUCTS		690,976	0.50

	TOBACCO PRODUCTS		205,605	0.15

	TRANSPORTATION BY AIR		959,946	0.69

	TRANSPORTATION EQUIPMENT		2,183,962	1.56

	TRANSPORTATION SERVICES		589,118	0.42

	TRUCKING AND WAREHOUSING
*	Landstar System, Inc	7,500	245,625	0.18
	Other		939,980	0.67

			1,185,605	0.85

	WATER TRANSPORTATION
	Alexander & Baldwin, Inc	5,425	223,510	0.16
	Other		422,500	0.30

			646,010	0.46

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 173

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

WHOLESALE TRADE-DURABLE GOODS
SCP Pool Corp	7,065	$225,091	0.16%
Other		2,349,798	1.68

		2,574,889	1.84

WHOLESALE TRADE-NONDURABLE GOODS		2,546,202	1.82

TOTAL COMMON STOCKS	(Cost $108,991,100)	139,255,350	99.75

TOTAL PORTFOLIO	(Cost $108,991,100)	139,255,350	99.75%
OTHER ASSETS AND LIABILITIES, NET		352,294	0.25

NET ASSETS		$139,607,644	100.00%

*	Non-income producing
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

174 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PREFERRED STOCKS
CHEMICALS AND ALLIED PRODUCTS		$89,744	0.06%

INSTRUMENTS AND RELATED PRODUCTS		11,381	0.01

MOTION PICTURES		15,617	0.01

TRANSPORTATION EQUIPMENT		95,342	0.07

TOTAL PREFERRED STOCKS	(Cost $166,664)	212,084	0.15

COMMON STOCKS
AGRICULTURAL SERVICES		239,478	0.16

AMUSEMENT AND RECREATION SERVICES		499,286	0.34

APPAREL AND ACCESSORY STORES		361,366	0.25

APPAREL AND OTHER TEXTILE PRODUCTS		378,933	0.26

AUTO REPAIR, SERVICES AND PARKING		132,363	0.09

AUTOMOTIVE DEALERS AND SERVICE STATIONS		6,470	0.00

BUILDING MATERIALS AND GARDEN SUPPLIES		215,914	0.15

BUSINESS SERVICES		3,714,972	2.52

CHEMICALS AND ALLIED PRODUCTS
AstraZeneca plc (United Kingdom)	27,515	1,084,559	0.74
BASF AG.	8,631	613,473	0.42
GlaxoSmithKline plc	97,107	2,225,773	1.51
Novartis AG. (Regd)	39,343	1,841,882	1.25
Roche Holding AG. (Genusscheine)	11,709	1,259,413	0.86
Sanofi-Aventis	16,243	1,373,219	0.93
Takeda Pharmaceutical Co Ltd	14,800	707,068	0.48
Other		5,876,244	3.99

		14,981,631	10.18

COMMUNICATIONS
Deutsche Telekom AG. (Regd)	45,474	910,144	0.62
Ericsson (LM) (B Shs)	247,050	698,020	0.48
France Telecom S.A.	24,670	740,641	0.50
Telecom Italia S.p.A.	217,848	828,144	0.56
Telefonica S.A.	74,336	1,298,449	0.88
Vodafone Group plc	620,000	1,646,029	1.12
Vodafone Group plc (Spon ADR)	44,829	1,190,658	0.81
Other		4,446,753	3.02

		11,758,838	7.99

DEPOSITORY INSTITUTIONS
ABN Amro Holding NV	26,962	670,688	0.46
Banco Bilbao Vizcaya Argentaria S.A.	53,687	876,365	0.60
Banco Santander Central Hispano S.A.	99,024	1,208,460	0.82
Barclays plc	107,154	1,095,406	0.74
BNP Paribas	13,270	942,513	0.64
Credit Suisse Group	18,951	816,456	0.55
Deutsche Bank AG. (Regd)	8,158	705,599	0.48

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 175

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

DEPOSITORY INSTITUTIONS—(continued)
HSBC Holdings plc (United Kingdom)	184,223	$2,913,660	1.98%
Lloyds TSB Group plc	93,214	841,935	0.57
Mitsubishi Tokyo Financial Group, Inc	78	678,197	0.46
Mizuho Financial Group, Inc	129	611,472	0.41
Royal Bank of Scotland Group plc	52,847	1,681,636	1.14
UBS AG. (Regd)	17,818	1,509,873	1.03
Other		11,862,499	8.06

		26,414,759	17.94

EATING AND DRINKING PLACES		551,669	0.37

EDUCATIONAL SERVICES		40,838	0.03

ELECTRIC, GAS, AND SANITARY SERVICES
E.ON AG.	10,380	892,927	0.61
Other		7,700,099	5.23

		8,593,026	5.84

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Nokia Oyj	77,727	1,208,174	0.82
Sony Corp	15,400	614,791	0.42
Other		5,667,353	3.85

		7,490,318	5.09

ENGINEERING AND MANAGEMENT SERVICES		95,661	0.06

FABRICATED METAL PRODUCTS		617,637	0.42

FOOD AND KINDRED PRODUCTS
Diageo plc	50,196	707,583	0.48
Nestle S.A. (Regd)	6,725	1,846,427	1.25
Other		3,646,457	2.48

		6,200,467	4.21

FOOD STORES
Tesco plc	129,076	771,949	0.52
Other		1,782,090	1.21

		2,554,039	1.73

FURNITURE AND FIXTURES		13,687	0.01

FURNITURE AND HOMEFURNISHINGS STORES		379,151	0.26

GENERAL BUILDING CONTRACTORS		1,055,478	0.72

GENERAL MERCHANDISE STORES		1,101,717	0.75

HEALTH SERVICES		172,985	0.12

HEAVY CONSTRUCTION, EXCEPT BUILDING		771,138	0.52

HOLDING AND OTHER INVESTMENT OFFICES		1,940,832	1.32

HOTELS AND OTHER LODGING PLACES		517,153	0.35

INDUSTRIAL MACHINERY AND EQUIPMENT		1,931,939	1.31

176 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

INSTRUMENTS AND RELATED PRODUCTS
Canon, Inc	14,200	$763,369	0.52%
Other		1,936,467	1.31

		2,699,836	1.83

INSURANCE AGENTS, BROKERS AND SERVICE		7,722	0.00

INSURANCE CARRIERS
Allianz AG. (Regd)	5,129	652,925	0.45
AXA	23,637	631,292	0.43
ING Groep NV	31,232	945,763	0.64
Other		5,155,569	3.50

		7,385,549	5.02

LEATHER AND LEATHER PRODUCTS		14,232	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		753,204	0.51

LUMBER AND WOOD PRODUCTS		125,136	0.08

METAL MINING		1,335,601	0.91

MISCELLANEOUS MANUFACTURING INDUSTRIES		855,641	0.58

MISCELLANEOUS RETAIL		626,321	0.43

MOTION PICTURES		87,846	0.06

NONDEPOSITORY INSTITUTIONS
HBOS plc	65,372	1,019,096	0.69
Other		1,088,164	0.74

		2,107,260	1.43

NONMETALLIC MINERALS, EXCEPT FUELS		20,279	0.01

OIL AND GAS EXTRACTION
Shell Transport & Trading Co plc	159,899	1,435,188	0.98
Total S.A.	9,490	2,226,229	1.51
Other		614,983	0.42

		4,276,400	2.91

PAPER AND ALLIED PRODUCTS		1,029,602	0.70

PERSONAL SERVICES		17,027	0.01

PETROLEUM AND COAL PRODUCTS
BHP Billiton Ltd	59,677	824,936	0.56
BP plc	204,586	2,120,421	1.44
BP plc (Spon ADR)	24,382	1,521,437	1.03
ENI S.p.A.	43,380	1,129,268	0.77
Royal Dutch Petroleum Co	34,724	2,081,351	1.42
Other		1,209,593	0.82

		8,887,006	6.04

PRIMARY METAL INDUSTRIES		1,753,076	1.19

PRINTING AND PUBLISHING		1,875,602	1.27

RAILROAD TRANSPORTATION		526,573	0.36

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 177

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

REAL ESTATE		$2,343,883	1.59%

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		765,174	0.52

SECURITY AND COMMODITY BROKERS		1,969,987	1.34

SPECIAL TRADE CONTRACTORS		50,822	0.03

STONE, CLAY, AND GLASS PRODUCTS		2,023,308	1.37

TOBACCO PRODUCTS		361,872	0.25

TRANSPORTATION BY AIR		952,616	0.65

TRANSPORTATION EQUIPMENT
Honda Motor Co Ltd	12,500	627,571	0.43
Siemens AG.	13,289	1,054,397	0.71
Toyota Motor Corp	48,100	1,794,306	1.22
Other		3,652,956	2.48

		7,129,230	4.84

TRANSPORTATION SERVICES		178,450	0.12

TRUCKING AND WAREHOUSING		305,972	0.21

WATER TRANSPORTATION		828,129	0.56

WHOLESALE TRADE-DURABLE GOODS		318,316	0.22

WHOLESALE TRADE-NONDURABLE GOODS
Unilever NV (Cert)	9,526	649,974	0.44
Other		1,426,164	0.97

		2,076,138	1.41

TOTAL COMMON STOCKS	(Cost $118,170,072)	$146,419,555	99.45

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$54,600,000	54,595,966	37.08

			54,595,966	37.08

TOTAL SHORT-TERM INVESTMENTS		(Cost $54,600,000)	54,595,966	37.08

	TOTAL PORTFOLIO	(Cost $172,936,736)	201,227,605	136.68%
OTHER ASSETS AND LIABILITIES, NET			(54,004,222)	(36.68)

	NET ASSETS		$147,223,383	100.00%

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

178 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2005

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

COMMON STOCKS
HOLDING AND OTHER INVESTMENT OFFICES
Affordable Residential Communities	640,000	$8,096,000	1.79%
Alexandria Real Estate Equities, Inc	127,973	8,238,902	1.82
Archstone-Smith Trust	325,000	11,085,750	2.45
Ashford Hospitality Trust, Inc	500,000	5,100,000	1.12
AvalonBay Communities, Inc	75,000	5,016,750	1.11
Bimini Mortgage Management, Inc (Class A)	725,000	10,041,250	2.22
Boston Properties, Inc	172,000	10,359,560	2.29
Catellus Development Corp	250,000	6,662,500	1.47
Centerpoint Properties Trust	115,000	4,715,000	1.04
Developers Diversified Realty Corp	150,000	5,962,500	1.32
Duke Realty Corp	275,000	8,208,750	1.81
ECC Capital Corp	1,400,000	8,400,000	1.85
Equity Residential	290,631	9,361,225	2.07
Feldman Mall Properties, Inc	400,000	4,844,000	1.07
General Growth Properties, Inc	330,000	11,253,000	2.48
GMH Communities Trust	539,519	6,317,767	1.39
Gramercy Capital	400,000	7,800,000	1.72
HomeBanc Corp	550,000	4,862,000	1.07
Host Marriott Corp	455,000	7,534,800	1.66
Innkeepers U.S.A. Trust	328,000	4,234,480	0.93
iStar Financial, Inc	100,000	4,118,000	0.91
Kimco Realty Corp	150,000	8,085,000	1.78
LaSalle Hotel Properties	289,000	8,395,450	1.85
Macerich Co	105,000	5,594,400	1.23
Mills Corp	125,000	6,612,500	1.46
Monmouth REIT (Class A)	820,000	6,921,620	1.53
Newcastle Investment Corp	255,000	7,548,000	1.67
Novastar Financial, Inc	233,312	8,401,565	1.85
Omega Healthcare Investors, Inc	400,000	4,392,000	0.97
Pan Pacific Retail Properties, Inc	75,000	4,256,250	0.94
Parkway Properties, Inc	100,000	4,670,000	1.03
Prologis	290,000	10,759,000	2.37
Reckson Associates Realty Corp	270,000	8,289,000	1.83
Regency Centers Corp	202,000	9,621,260	2.12
Simon Property Group, Inc	272,000	16,477,760	3.64
Sizeler Property Investors	715,000	8,479,900	1.87
Spirit Finance Corp	400,000	4,344,000	0.96
Strategic Hotel Capital, Inc	325,375	4,783,013	1.06
United Dominion Realty Trust, Inc	239,000	4,987,930	1.10
U-Store-It Trust	225,000	3,915,000	0.86
Ventas, Inc	180,000	4,492,800	0.99
Vornado Realty Trust	160,000	11,083,200	2.45
Other		87,306,407	19.26

		391,628,289	86.41

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 179

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	HOTELS AND OTHER LODGING PLACES
*	Fairmont Hotels & Resorts	155,000	$5,136,700	1.13%
	Hilton Hotels Corp	187,000	4,179,450	0.92
*	Jameson Inns, Inc	2,950,000	4,336,500	0.96
*	Lodgian, Inc	709,923	7,276,711	1.61
	Starwood Hotels & Resorts Worldwide, Inc	296,858	17,820,385	3.93
	Other		2,826,176	0.62

			41,575,922	9.17

	REAL ESTATE
*	Brookfield Properties Corp	100,000	3,850,000	0.85
*	CB Richard Ellis Group, Inc	165,000	5,773,350	1.28
	Thomas Properties Group, Inc	395,902	4,901,267	1.08

			14,524,617	3.21

	TOTAL COMMON STOCKS	(Cost $448,773,995)	447,728,828	98.79

	TOTAL PORTFOLIO	(Cost $448,773,995)	447,728,828	98.79%
	OTHER ASSETS AND LIABILITIES, NET		5,479,262	1.21

	NET ASSETS		$453,208,090	100.00%

*	Non-income producing
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

180 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$157,669	0.11%

	APPAREL AND ACCESSORY STORES		850,539	0.59

	APPAREL AND OTHER TEXTILE PRODUCTS		112,984	0.08

	AUTO REPAIR, SERVICES AND PARKING		14,764	0.01

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		96,087	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	36,200	1,384,288	0.96
	Lowe’s Cos	13,800	787,842	0.54
	Other		11,062	0.01

			2,183,192	1.51

	BUSINESS SERVICES
	Microsoft Corp	128,177	3,098,038	2.14
	Other		5,520,203	3.82

			8,618,241	5.96

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	22,624	1,316,943	0.91
	Gillette Co	18,700	943,976	0.65
	Merck & Co, Inc	36,342	1,176,390	0.82
	Procter & Gamble Co	45,302	2,401,006	1.66
	Other		6,561,774	4.54

			12,400,089	8.58

	COMMUNICATIONS
	BellSouth Corp	32,500	854,425	0.59
*	Comcast Corp (Class A)	29,972	1,012,454	0.70
	SBC Communications, Inc	70,100	1,660,669	1.15
	Verizon Communications, Inc	47,231	1,676,700	1.16
	Other		1,703,650	1.18

			6,907,898	4.78

	DEPOSITORY INSTITUTIONS
	JPMorgan Chase & Co	68,920	2,384,632	1.65
	U.S. Bancorp	47,700	1,374,714	0.95
	Wachovia Corp	35,029	1,783,326	1.23
	Wells Fargo & Co	33,000	1,973,400	1.37
	Other		6,403,657	4.43

			13,919,729	9.63

	EATING AND DRINKING PLACES
	McDonald’s Corp	41,874	1,303,956	0.90
	Other		230,359	0.16

			1,534,315	1.06

	EDUCATIONAL SERVICES		212,082	0.15

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 181

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	Kinder Morgan, Inc	10,300	$779,710	0.54%
	Other		7,294,744	5.05

			8,074,454	5.59

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Emerson Electric Co	15,800	1,025,894	0.71
	Intel Corp	95,900	2,227,757	1.54
	Qualcomm, Inc	24,424	895,140	0.62
	Other		3,222,701	2.23

			7,371,492	5.10

	ENGINEERING AND MANAGEMENT SERVICES		813,829	0.56

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	10,200	913,206	0.63
	Other		984,382	0.68

			1,897,588	1.31

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	41,700	1,737,639	1.20
	PepsiCo, Inc	32,400	1,718,172	1.19
	Other		1,535,085	1.06

			4,990,896	3.45

	FOOD STORES		1,087,136	0.75

	FURNITURE AND FIXTURES		668,859	0.46

	FURNITURE AND HOMEFURNISHINGS STORES		396,189	0.27

	GENERAL BUILDING CONTRACTORS		779,306	0.54

	GENERAL MERCHANDISE STORES
	Target Corp	15,600	780,312	0.54
	Other		1,040,354	0.72

			1,820,666	1.26

	HEALTH SERVICES		1,001,074	0.69

	HOLDING AND OTHER INVESTMENT OFFICES
	Washington Mutual, Inc	27,800	1,098,100	0.76
	Other		3,272,174	2.26

			4,370,274	3.02

	HOTELS AND OTHER LODGING PLACES		133,835	0.09

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	18,600	1,593,834	1.10
*	Cisco Systems, Inc	91,400	1,635,146	1.13
*	Dell, Inc	37,100	1,425,382	0.99
	Hewlett-Packard Co	50,888	1,116,483	0.77
	International Business Machines Corp	29,206	2,668,844	1.85
	Other		3,847,746	2.66

			12,287,435	8.50

182 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	22,800	$1,161,660	0.80%
	Other		3,582,167	2.48

			4,743,827	3.28

	INSURANCE AGENTS, BROKERS AND SERVICE		452,949	0.31

	INSURANCE CARRIERS
	American International Group, Inc	40,000	2,216,400	1.53
	Prudential Financial, Inc	14,400	826,560	0.57
	UnitedHealth Group, Inc	12,045	1,148,852	0.80
	Other		4,366,883	3.02

			8,558,695	5.92

	LEATHER AND LEATHER PRODUCTS		191,593	0.13

	LOCAL AND INTERURBAN PASSENGER TRANSIT		22,880	0.02

	LUMBER AND WOOD PRODUCTS		6,580	0.00

	METAL MINING		189,458	0.13

	MISCELLANEOUS MANUFACTURING INDUSTRIES		406,635	0.28

	MISCELLANEOUS RETAIL
	Walgreen Co	18,300	812,886	0.56
	Other		1,623,648	1.13

			2,436,534	1.69

	MOTION PICTURES
*	Time Warner, Inc	69,729	1,223,744	0.85
	Walt Disney Co	34,900	1,002,677	0.69
	Other		632,848	0.44

			2,859,269	1.98

	NONDEPOSITORY INSTITUTIONS
	American Express Co	26,200	1,345,894	0.93
	Fannie Mae	18,715	1,019,032	0.70
	Freddie Mac	16,900	1,068,080	0.74
	MBNA Corp	29,450	722,998	0.50
	Other		1,771,616	1.23

			5,927,620	4.10

	NONMETALLIC MINERALS, EXCEPT FUELS		204,038	0.14

	OIL AND GAS EXTRACTION
	Anadarko Petroleum Corp	11,500	875,150	0.61
	Apache Corp	14,194	869,099	0.60
	Devon Energy Corp	17,986	858,832	0.59
	Other		4,144,832	2.87

			6,747,913	4.67

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 183

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PAPER AND ALLIED PRODUCTS
Kimberly-Clark Corp	11,700	$769,041	0.53%
Other		438,958	0.31

		1,207,999	0.84

PERSONAL SERVICES		17,192	0.01

PETROLEUM AND COAL PRODUCTS		1,057,446	0.73

PRIMARY METAL INDUSTRIES		1,329,886	0.92

PRINTING AND PUBLISHING		1,176,281	0.81

RAILROAD TRANSPORTATION		651,362	0.45

REAL ESTATE		17,195	0.01

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		111,032	0.08

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	8,163	897,848	0.62
Merrill Lynch & Co, Inc	20,000	1,132,000	0.78
Other		849,960	0.59

		2,879,808	1.99

SPECIAL TRADE CONTRACTORS		32,424	0.02

STONE, CLAY, AND GLASS PRODUCTS		289,335	0.20

TRANSPORTATION BY AIR		1,052,903	0.73

TRANSPORTATION EQUIPMENT		1,846,955	1.28

TRANSPORTATION SERVICES		154,006	0.11

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)	12,729	925,907	0.64

		925,907	0.64

WATER TRANSPORTATION		81,552	0.06

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson	56,939	3,824,023	2.64
Other		763,332	0.53

		4,587,355	3.17

WHOLESALE TRADE-NONDURABLE GOODS		1,520,478	1.05

TOTAL COMMON STOCKS	(Cost $135,871,219)	144,387,729	99.87

184 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
ISSUER		PRINCIPAL	VALUE	ASSETS

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$750,000	$749,945	0.52%

			749,945	0.52

TOTAL SHORT-TERM INVESTMENTS		(Cost $750,000)	749,945	0.52

	TOTAL PORTFOLIO	(Cost $136,621,219)	145,137,674	100.39%
OTHER ASSETS AND LIABILITIES, NET			(555,680)	(0.39)

	NET ASSETS		$144,581,994	100.00%

*	Non-income producing
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 185

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2005

						% OF NET
	ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS

	BONDS
	CORPORATE BONDS
	AGRICULTURAL SERVICES				$986,783	0.08%

	ASSET BACKED
	Residential Asset Mortgage Products, Inc
	Series 2004-RS11 (Class M1)	3.470%, 11/25/34	Aa1	$8,000,000	8,023,336	0.67
	Other				19,101,635	1.61

					27,124,971	2.28

	BUSINESS SERVICES				1,217,794	0.10

	CHEMICALS AND ALLIED PRODUCTS				8,516,748	0.72

	COMMUNICATIONS				27,764,751	2.33

	DEPOSITORY INSTITUTIONS				34,565,229	2.90

	ELECTRIC, GAS, AND SANITARY SERVICES				21,139,223	1.78

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				2,650,756	0.22

	FABRICATED METAL PRODUCTS				2,076,371	0.17

	FOOD AND KINDRED PRODUCTS				4,264,087	0.36

	FOOD STORES				1,799,037	0.15

	FORESTRY				563,572	0.05

	FURNITURE AND FIXTURES				1,962,817	0.17

	GENERAL BUILDING CONTRACTORS				3,619,203	0.30

	GENERAL MERCHANDISE STORES				5,221,663	0.44

	HEALTH SERVICES				411,426	0.04

	HOLDING AND OTHER INVESTMENT OFFICES				4,531,742	0.38

	INDUSTRIAL MACHINERY AND EQUIPMENT				2,170,847	0.18

	INSURANCE CARRIERS				7,712,376	0.65

	METAL MINING				2,821,003	0.24

	MISCELLANEOUS MANUFACTURING INDUSTRIES				939,890	0.08

	MISCELLANEOUS RETAIL				983,735	0.08

	MOTION PICTURES				7,075,407	0.59

	NATIONAL SECURITY AND INTERNATIONAL AFFAIRS				781,142	0.07

	NONDEPOSITORY INSTITUTIONS				40,054,902	3.36

	OIL AND GAS EXTRACTION				11,753,246	0.99

	OTHER MORTGAGE BACKED SECURITIES
d	Bear Stearns Commercial Mortgage Securities
	Series 2004-PWR5 (Class A5)	4.978%, 07/11/42	Aaa	6,000,000	5,946,642	0.50
d	LB-UBS Commercial Mortgage Trust Series 2004-C7
	(Class A6)	4.786%, 10/15/29	Aaa	10,000,000	9,759,640	0.82

186 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

						% OF NET
	ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS

	OTHER MORTGAGE BACKED SECURITIES—(continued)
	Other				$15,906,710	1.34%

					31,612,992	2.66

	PAPER AND ALLIED PRODUCTS				7,001,355	0.59

	PETROLEUM AND COAL PRODUCTS				2,318,031	0.19

	PIPELINES, EXCEPT NATURAL GAS				1,480,690	0.12

	PRIMARY METAL INDUSTRIES				1,073,987	0.09

	PRINTING AND PUBLISHING				4,985,125	0.42

	RAILROAD TRANSPORTATION				2,784,418	0.23

	SECURITY AND COMMODITY BROKERS
g	Morgan Stanley Tracers	6.787%, 06/15/12	Baa2	$4,994,000	5,383,282	0.45
	Other				16,246,303	1.37

					21,629,585	1.82

	STONE, CLAY, AND GLASS PRODUCTS				301,575	0.03

	TRANSPORTATION EQUIPMENT				7,269,932	0.61

	WHOLESALE TRADE-DURABLE GOODS				382,842	0.03

	WHOLESALE TRADE-NONDURABLE GOODS				987,414	0.08

	TOTAL CORPORATE BONDS		(Cost $305,275,685)		304,536,667	25.58

	GOVERNMENT BONDS
	AGENCY SECURITIES
d	Federal Farm Credit Bank (FFCB)	2.250%, 09/01/06	Aaa	16,020,000	15,665,122	1.32
	FFCB	3.875%, 01/12/09	Aaa	6,550,000	6,440,012	0.54
d	Federal Home Loan Mortgage Corp (FHLMC)	7.000%, 03/15/10	Aaa	30,000,000	33,296,748	2.80
	FHLMC	5.875%, 03/21/11	Aa2	20,248,000	21,301,398	1.79
d	Federal National Mortgage Association (FNMA) 2.625%, 11/15/06		Aaa	6,000,000	5,879,025	0.49
d	FNMA	5.000%, 01/15/07	Aaa	14,290,000	14,542,534	1.22
d	FNMA	7.125%, 06/15/10	Aaa	35,000,000	39,131,470	3.29
d	FNMA	4.625%, 10/15/14	Aaa	14,000,000	13,736,706	1.15
	Other				24,954,236	2.10

					174,947,251	14.70

	FOREIGN GOVERNMENT BONDS				14,681,857	1.23

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage
	Corp Gold (FGLMC)	4.500%, 09/01/18		5,868,455	5,756,844	0.48
	FGLMC	4.500%, 01/01/19		6,064,357	5,942,798	0.50
h	FGLMC	4.500%, 05/01/19		10,947,000	10,727,567	0.90
d	FGLMC	5.000%, 09/01/33		7,804,657	7,658,039	0.64
	FGLMC	5.500%–6.000%, 09/01/33		12,141,288	12,289,936	1.03
d	FGLMC	5.000%, 11/01/33		8,801,565	8,636,220	0.73
	FGLMC	5.000%, 11/01/33		5,629,552	5,523,796	0.46
h	FGLMC	5.500%, 12/01/33		16,000,000	16,082,096	1.35

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 187

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	MORTGAGE BACKED SECURITIES—(continued)
	Federal National Mortgage
	Association (FNMA)	4.736%–5.000%, 0/01/13–04/01/34	$20,703,996	$20,377,440	1.71%
	FNMA	4.640%, 11/01/14	6,967,326	6,815,878	0.57
h,v	FNMA	4.804%, 03/01/16	15,653,534	15,582,604	1.31
h	FNMA	5.000%, 04/25/18	8,000,000	7,992,496	0.67
h	FNMA	5.500%, 04/25/18	26,000,000	26,487,500	2.23
d	FNMA	5.000%, 11/01/18	8,081,882	8,086,287	0.68
h	FNMA	6.000%, 04/25/32	23,000,000	23,503,125	1.98
d	FNMA	5.500%, 10/01/33	9,659,746	9,691,730	0.81
	FNMA	5.500%, 10/01/33	6,826,837	6,849,442	0.58
	FNMA	5.500%, 10/01/33	5,340,084	5,357,765	0.45
	FNMA	5.000%, 12/01/33	6,118,419	5,999,110	0.50
d	FNMA	5.500%, 12/01/33	7,557,512	7,582,536	0.64
h	FNMA	4.500%, 04/25/34	6,000,000	5,692,500	0.48
h	FNMA	5.500%, 04/25/34	9,000,000	9,011,250	0.76
h	FNMA	5.000%, 04/25/34	47,000,000	45,942,500	3.86
	FNMA	5.000%, 12/01/34	7,878,597	7,707,836	0.65
h	FNMA	6.500%, 04/25/35	26,000,000	26,975,000	2.27
	Government National Mortgage
	Association (GNMA)	5.500%, 09/15/33	5,515,937	5,572,537	0.47
	GNMA	5.000%, 03/15/35	10,129,588	10,002,421	0.84
	GNMA	5.000%, 03/20/35	15,000,000	14,783,490	1.24
	Other			84,187,597	7.07

				426,818,340	35.86

	U.S. TREASURY SECURITIES
	U.S. Treasury Bond	8.000%, 11/15/21	53,000,000	72,019,581	6.05
	U.S. Treasury Bond	5.375%, 02/15/31	7,122,000	7,767,395	0.65
k	U.S. Treasury Inflation Indexed Note	3.875%, 01/15/09	20,929,140	23,087,353	1.94
	U.S. Treasury Note	2.375%, 08/15/06	24,390,000	23,981,467	2.02
	U.S. Treasury Note	2.625%, 11/15/06	21,925,000	21,553,152	1.81
	U.S. Treasury Note	3.375%, 02/28/07	11,400,000	11,316,438	0.95
	U.S. Treasury Note	3.750%, 03/31/07	20,000,000	19,984,380	1.68
	U.S. Treasury Note	4.000%, 03/15/10	10,825,000	10,742,946	0.90
d	U.S. Treasury Note	10.000%, 05/15/10	14,090,000	14,215,541	1.19
	Other			17,128,610	1.44

				221,796,863	18.63

	TOTAL GOVERNMENT BONDS		(Cost $845,962,220)	838,244,311	70.42

		TOTAL BONDS	(Cost $1,151,237,905) 1,142,780,978		96.00

	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER			81,430,213	6.84

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	2.650%, 04/08/05	13,920,000	13,911,710	1.17
d	Federal Home Loan Mortgage
	Corp (FHLMC)	2.640%–2.830%, 04/05/05–05/25/05	87,688,000	87,452,819	7.35
	Federal National Mortgage
	Association (FNMA)	2.480%–3.050%, 04/01/05–07/11/05	79,785,000	79,702,935	6.69

				181,067,464	15.21

188 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
		VALUE	ASSETS

TOTAL SHORT-TERM INVESTMENTS	(Cost $262,525,981)	$262,497,677	22.05%

TOTAL PORTFOLIO	(Cost $1,413,763,886)	1,405,278,655	118.05%
OTHER ASSETS AND LIABILITIES, NET		(214,864,475)	(18.05)

NET ASSETS		$1,190,414,180	100.00%

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At March 31, 2005, the value of these securities amounted to $24,444,414 or 2.05% of net assets.
h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.
+	As provided by Moody’s Investors Service (Unaudited).
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 189

Inflation-Linked Bond Fund |	Portfolio of investments (unaudited) March 31, 2005

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	GOVERNMENT BONDS
	U.S. TREASURY SECURITIES
k	U.S.Treasury Inflation Indexed Bond	2.375%, 01/15/25	$29,291,456	$31,508,820	7.02%
k	U.S.Treasury Inflation Indexed Bond	3.625%, 04/15/28	30,281,922	39,820,728	8.88
k	U.S.Treasury Inflation Indexed Bond	3.875%, 04/15/29	34,746,130	47,803,031	10.65
k	U.S.Treasury Inflation Indexed Bond	3.375%, 04/15/32	8,261,317	10,968,220	2.44
k	U.S.Treasury Inflation Indexed Note	3.375%, 01/15/07	25,425,319	26,696,586	5.95
k	U.S.Treasury Inflation Indexed Note	3.625%, 01/15/08	29,667,450	31,918,024	7.11
k	U.S.Treasury Inflation Indexed Note	3.875%, 01/15/09	28,178,669	31,084,454	6.93
k	U.S.Treasury Inflation Indexed Note	4.250%, 01/15/10	19,664,287	22,392,707	4.99
k	U.S.Treasury Inflation Indexed Note	0.875%, 04/15/10	18,470,296	18,072,077	4.03
k	U.S.Treasury Inflation Indexed Note	3.500%, 01/15/11	18,296,829	20,438,107	4.56
k	U.S.Treasury Inflation Indexed Note	3.375%, 01/15/12	9,799,366	10,996,751	2.45
k	U.S.Treasury Inflation Indexed Note	3.000%, 07/15/12	37,182,923	40,912,743	9.12
k	U.S.Treasury Inflation Indexed Note	1.875%, 07/15/13	31,536,415	32,093,349	7.15
k	U.S.Treasury Inflation Indexed Note	2.000%, 01/15/14	32,956,943	33,729,454	7.52
k	U.S.Treasury Inflation Indexed Note	2.000%, 07/15/14	29,175,120	29,799,760	6.64
k	U.S.Treasury Inflation Indexed Note	1.625%, 01/15/15	15,249,362	15,025,350	3.35

				443,260,161	98.79

	TOTAL GOVERNMENT BONDS		(Cost $434,860,649)	443,260,161	98.79

	SHORT-TERM INVESTMENTS
	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	1,900,000	1,899,860	0.42

				1,899,860	0.42

	TOTAL SHORT-TERM INVESTMENTS		(Cost $1,900,000)	1,899,860	0.42

		TOTAL PORTFOLIO	(Cost $436,760,649)	445,160,021	99.21%
	OTHER ASSETS AND LIABILITIES, NET			3,536,112	0.79

		NET ASSETS		$448,696,133	100.00%

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

190 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund |	Summary portfolio of investments (unaudited) March 31, 2005

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	SHORT-TERM INVESTMENTS
	CERTIFICATES OF DEPOSIT
	Credit Agricole USA, Inc	1.420%, 04/05/05	$2,000,000	$2,000,002	1.11%
	Dexia Bank	2.735%, 05/17/05	5,100,000	5,100,097	2.84
	Toronto Dominion Bank	2.645%, 04/15/05	1,000,000	1,000,000	0.56

				8,100,099	4.51

	COMMERCIAL PAPER
	American Honda Finance Corp	2.740%, 05/06/05	3,000,000	2,992,008	1.67
c	Anheuser-Busch Co Inc	2.700%, 05/19/05	5,080,000	5,061,712	2.82
	Barclays U.S. Funding Corp	2.570%–2.700%, 04/05/05–04/27/05	5,330,000	5,323,433	2.97
c	Beta Finance, Inc	2.980%–3.020%, 6/16/05–06/30/05	6,520,000	6,476,652	3.61
	Canadian Imperial Holdings, Inc	2.970%, 06/29/05	1,515,000	1,503,876	0.84
c	CC (USA), Inc	2.600%–2.850%, 04/18/05–05/27/05	6,500,000	6,476,069	3.61
	Ciesco LP	2.980%, 06/13/05	1,500,000	1,490,936	0.83
c	Corporate Asset Funding Corp, Inc	2.500%, 04/06/05	5,740,000	5,738,007	3.20
c	Delaware Funding Co LLC	2.660%, 04/05/05	7,000,000	6,997,944	3.90
c	Dorada Finance, Inc	2.710%, 05/13/05	5,150,000	5,133,554	2.86
	Fcar Owner Trust I	2.520%, 05/03/05	1,060,000	1,057,626	0.59
	General Electric Capital Corp	2.610%, 04/25/05	1,355,000	1,352,642	0.75
c	Govco, Inc	2.600%–2.650%, 04/19/05–04/21/05	5,700,000	5,692,160	3.17
c	Greyhawk Funding LLC	2.520%–2.670%, 4/08/05–05/17/05	4,672,000	4,667,859	2.60
c	Harrier Finance
	Funding LLC	2.660%–3.000%, 04/21/05–06/21/05	6,260,000	6,235,549	3.48
	HSBC Finance Corp	3.000%, 06/21/05	6,000,000	5,959,500	3.32
c	IBM Capital, Inc	2.755%, 04/22/05	6,960,000	6,948,835	3.87
c	Kimberly Clark Worldwide, Inc	2.740%, 04/26/05	4,000,000	3,992,570	2.23
c	Links Finance LLC	2.765%, 05/17/05	1,000,000	996,461	0.56
	Paccar Financial Corp	2.750%, 05/12/05	4,235,000	4,221,736	2.35
c	Park Avenue Receivables Corp	2.650%, 04/04/05	3,010,000	3,009,353	1.68
c	Preferred Receivables
	Funding	2.590%–2.830%, 04/04/05–05/31/05	3,870,000	3,860,163	2.15
c	Private Export
	Funding Corp	2.580%–2.700%, 05/10/05–06/07/05	8,035,000	8,006,117	4.46
c	Proctor & Gamble	2.720%, 05/16/05	4,000,000	3,986,400	2.22
	Rabobank USA
	Finance Corp	2.560%–2.770%, 04/01/05–05/20/05	7,425,000	7,418,636	4.13
c	Ranger Funding Co LLC	3.220%, 09/20/05	2,000,000	1,969,400	1.10
	Royal Bank of Scotland plc	2.580%, 04/04/05	4,000,000	3,999,140	2.23
c	Scaldis Capital LLC	2.760%, 06/08/05	3,000,000	2,984,360	1.66
c	Sherwin-Williams Co	2.780%, 04/27/05	1,000,000	998,061	0.56
c	Sigma Finance, Inc	2.480%–3.020%, 04/01/05–06/30/05	6,840,000	6,821,103	3.80
	Societe Generale North America, Inc	2.890%, 07/14/05	810,000	803,237	0.45
	UBS Finance, (Delaware), Inc	2.395%–2.950%, 04/07/05–06/06/05	6,335,000	6,321,998	3.52
c	Variable Funding Capital Corp	2.780%, 04/21/05	2,000,000	1,996,911	1.11
c	Yorktown Capital, LLC	2.790%–2.990%, 04/20/05–06/27/05	6,630,000	6,611,493	3.69

				147,105,501	81.99

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 191

Money Market Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
ISSUER		PRINCIPAL	VALUE	ASSETS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home
Loan Bank (FHLB)	2.750%–2.970%, 05/25/05–07/11/05	$ 3,440,000	$3,418,174	1.91%
Federal Home Loan
Mortgage Corp (FHLMC)	2.640%–2.980%, 04/05/05–08/23/05	5,755,000	5,731,198	3.19
Federal National Mortgage Association
(FNMA)	2.600%–3.150%, 04/01/05–08/26/05	12,272,000	12,227,288	6.82

			21,376,660	11.92

VARIABLE NOTES
Barclays Bank plc	2.770%, 09/29/05	2,000,000	1,999,604	1.12
US Bank NA	2.950%, 12/05/05	3,000,000	3,000,950	1.67

			5,000,554	2.79

TOTAL SHORT-TERM INVESTMENTS		(Cost $181,582,814)	181,582,814	101.21

	TOTAL PORTFOLIO	(Cost $181,582,814)	181,582,814	101.21%
OTHER ASSETS AND LIABILITIES, NET			(2,174,609)	(1.21)

	NET ASSETS		$179,408,205	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

192 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

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SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 193

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2005

	Growth	Growth &	International	Large-Cap	Mid-Cap	Mid-Cap
	Equity Fund	Income Fund	Equity Fund	Value Fund	Growth Fund	Value Fund

ASSETS
Portfolio investments, at cost	$106,840,386	$326,861,364	$677,921,611	$430,008,761	$161,902,754	$271,019,589
Net unrealized appreciation (depreciation) of
portfolio investments	(1,875,955)	(4,794,510)	76,201,304	22,536,491	17,985,334	25,989,706

Portfolio investments, at value	104,964,431	322,066,854	754,122,915	452,545,252	179,888,088	297,009,295
Cash	60,292	—	—	1,414,022	583,307	4,787
Cash—foreign (cost of $—, $2,915, $324,169, $559,214,
$— and $235,802, respectively)	—	3,430	323,765	554,041	—	231,522
Receivable from securities transactions	77,860	77,293,862	52,861,061	9,139,436	1,902,949	766,135
Receivable from Fund shares sold	268,262	263,506	4,968,073	2,039,347	610,329	2,717,902
Dividends and investment receivable	46,568	489,211	2,772,965	680,036	622,195	375,708

Total assets	105,417,413	400,116,863	815,048,779	466,372,134	183,606,868	301,105,349

LIABILITIES
Accrued expenses	17,891	132,662	440,655	185,577	97,430	150,171
Due to custodian	—	41,179,164	51,432,094	—	—	—
Payable for securities transactions	718,035	35,406,553	5,876,616	15,555,835	14,059,966	14,377,914
Payable for Fund shares redeemed	1,719	2,770	2,762,678	107,940	14,000	49,377
Income distribution payable	—	721	—	—	—	—

Total liabilities	737,645	76,721,870	60,512,043	15,849,352	14,171,396	14,577,462

NET ASSETS	$104,679,768	$323,394,993	$754,536,736	$450,522,782	$169,435,472	$286,527,887

NET ASSETS CONSIST OF:
Paid-in-capital	$256,870,894	$299,255,933	$639,210,595	$413,310,193	$148,971,474	$253,357,777
Accumulated undistributed net investment income	178,917	450,155	1,982,190	1,615,910	17,994	798,468
Accumulated net realized gain (loss) on total investments	(150,494,088)	28,482,695	37,163,584	13,062,462	2,460,670	6,384,105
Accumulated net unrealized appreciation (depreciation)
on total investments	(1,875,955)	(4,793,790)	76,180,367	22,534,217	17,985,334	25,987,537

NET ASSETS	$104,679,768	$323,394,993	$754,536,736	$450,522,782	$169,435,472	$286,527,887

RETIREMENT CLASS:
Net assets	—	$47,046,986	$181,449,912	$134,757,953	$97,463,563	$192,012,075
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	—	5,419,616	16,038,567	9,701,263	6,289,338	11,909,660
Net asset value per share	—	$8.68	$11.31	$13.89	$15.50	$16.12

INSTITUTIONAL CLASS:
Net assets	$104,679,768	$276,348,007	$573,086,824	$148,871,736	$18,473,341	$23,598,853
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	16,158,620	32,038,961	51,863,936	10,755,242	1,185,000	1,462,437
Net asset value per share	$6.48	$8.63	$11.05	$13.84	$15.59	$16.14

RETAIL CLASS:
Net assets	—	—	—	$166,893,093	$53,498,568	$70,916,959
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	—	—	—	12,238,311	3,451,523	4,439,809
Net asset value per share	—	—	—	$13.64	$15.50	$15.97

194 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 195

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2005	continued

	Small-Cap	Large-Cap	Large-Cap	Equity	S&P 500	Mid-Cap
	Equity Fund	Growth Index Fund	Value Index Fund	Index Fund	Index Fund	Growth Index Fund

ASSETS
Portfolio investments, at cost	$313,388,388	$377,516,939	$311,342,498	$491,981,242	$464,345,612	$19,707,119
Net unrealized appreciation of
portfolio investments	5,867,739	2,909,467	38,317,310	137,692,845	31,088,565	7,084,221

Portfolio investments, at value	319,256,127	380,426,406	349,659,808	629,674,087	495,434,177	26,791,340
Cash	24,623	6,858	30,375	—	173,096	29,952
Receivable from securities transactions	12,120,663	5,004,907	2,178,422	28,188,328	—	26,877
Receivable from Fund shares sold	1,128,578	116,611	117,922	1,253,801	3,518,523	—
Dividends and investment receivable	243,767	216,333	531,239	937,825	463,227	11,171

Total assets	332,773,758	385,771,115	352,517,766	660,054,041	499,589,023	26,859,340

LIABILITIES
Accrued expenses	144,886	37,514	40,132	115,084	80,304	5,785
Due to custodian	—	—	—	26,543,340	—	—
Payable for securities transactions	24,489,963	15,916,018	12,085,512	2,598,345	49,257,253	29,980
Payable for Fund shares redeemed	9,210	31,990	1,124	5,128	2,000	—
Payable for variation margin on open futures contracts	—	—	—	—	1,283	—

Total liabilities	24,644,059	15,985,522	12,126,768	29,261,897	49,340,840	35,765

NET ASSETS	$308,129,699	$369,785,593	$340,390,998	$630,792,144	$450,248,183	$26,823,575

NET ASSETS CONSIST OF:
Paid-in-capital	$284,344,697	$366,549,292	$300,061,168	$454,678,334	$418,382,275	$19,514,562
Accumulated undistributed net investment income	476,693	628,577	1,683,253	3,133,033	1,341,629	31,959
Accumulated net realized gain (loss) on total investments	17,440,570	(301,743)	329,267	35,287,932	(568,561)	192,833
Accumulated net unrealized appreciation
on total investments	5,867,739	2,909,467	38,317,310	137,692,845	31,092,840	7,084,221

NET ASSETS	$308,129,699	$369,785,593	$340,390,998	$630,792,144	$450,248,183	$26,823,575

RETIREMENT CLASS:
Net assets	$150,161,487	$20,044,660	$484,327	—	$79,769,240	$388,065
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	10,318,748	1,858,867	35,152	—	5,933,479	29,851
Net asset value per share	$14.55	$10.78	$13.78	—	$13.44	$13.00

INSTITUTIONAL CLASS:
Net assets	$92,432,120	$349,740,933	$339,906,671	$630,792,144	$370,478,943	$26,435,510
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	6,310,504	32,881,470	24,734,693	67,243,813	27,621,923	2,027,468
Net asset value per share	$14.65	$10.64	$13.74	$9.38	$13.41	$13.04

RETAIL CLASS:
Net assets	$65,536,092	—	—	—	—	—
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	4,524,098	—	—	—	—	—
Net asset value per share	$14.49	—	—	—	—	—

196 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 197

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2005	continued

	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	International
	Value Index Fund	Blend Index Fund	Growth Index Fund	Value Index Fund	Blend Index Fund	Equity Index Fund

ASSETS
Portfolio investments, at cost	$29,831,496	$43,408,450	$56,696,574	$53,876,874	$108,991,100	$172,936,736
Net unrealized appreciation of
portfolio investments	12,051,133	16,841,759	14,183,540	13,450,859	30,264,250	28,290,869

Portfolio investments, at value	41,882,629	60,250,209	70,880,114	67,327,733	139,255,350	201,227,605
Cash	220,268	209,512	490,794	—	—	1,669,219
Cash-foreign (cost of $—, $—, $—, $—, $— and
$67,873, respectively)	—	—	—	—	—	67,490
Receivable from securities transactions	568,017	2,115,174	1,532,509	1,101,285	17,156,215	54,302,783
Receivable from Fund shares sold	—	54,069	4,353	50,865	87,909	524,630
Dividends and investment receivable	68,374	65,637	23,920	115,039	154,363	404,659

Total assets	42,739,288	62,694,601	72,931,690	68,594,922	156,653,837	258,196,386

LIABILITIES
Accrued expenses	7,969	11,360	20,872	8,321	23,026	23,461
Due to custodian	—	—	—	571,524	13,094,751	—
Payable for securities transactions	592,008	2,386,513	1,939,392	516,609	3,928,416	110,949,542
Payable for Fund shares redeemed	—	993	—	—	—	—

Total liabilities	599,977	2,398,866	1,960,264	1,096,454	17,046,193	110,973,003

NET ASSETS	$42,139,311	$60,295,735	$70,971,426	$67,498,468	$139,607,644	$147,223,383

NET ASSETS CONSIST OF:
Paid-in-capital	$29,297,960	$42,600,167	$55,872,946	$53,195,672	$102,709,340	$117,513,416
Accumulated undistributed net investment income	221,018	220,942	99,856	279,402	422,605	290,157
Accumulated net realized gain on total investments	569,200	632,867	815,084	572,535	6,211,449	1,056,986
Accumulated net unrealized appreciation
on total investments	12,051,133	16,841,759	14,183,540	13,450,859	30,264,250	28,362,824

NET ASSETS	$42,139,311	$60,295,735	$70,971,426	$67,498,468	$139,607,644	$147,223,383

RETIREMENT CLASS:
Net assets	$252,442	$4,183,250	$1,189,036	$966,566	$380,353	$584,711
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	16,838	272,732	85,479	72,299	26,500	38,062
Net asset value per share	$14.99	$15.34	$13.91	$13.37	$14.35	$15.36

INSTITUTIONAL CLASS:
Net assets	$41,886,869	$56,112,485	$69,782,390	$66,531,902	$139,227,291	$146,638,672
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	2,791,864	3,674,816	5,270,527	5,016,307	9,692,907	9,633,885
Net asset value per share	$15.00	$15.27	$13.24	$13.26	$14.36	$15.22

198 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 199

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2005	concluded

	Real Estate	Social Choice	Bond	Inflation-Linked	Money
	Securities Fund	Equity Fund	Fund	Bond Fund	Market Fund

ASSETS
Portfolio investments, at cost	$448,773,995	$136,621,219	$1,413,763,886	$436,760,649	$181,582,814
Net unrealized appreciation (depreciation) of
portfolio investments	(1,045,167)	8,516,455	(8,485,231)	8,399,372	—

Portfolio investments, at value	447,728,828	145,137,674	1,405,278,655	445,160,021	181,582,814
Cash	—	9,512	2,723,408	36,048	3,995
Receivable from securities transactions	19,859,451	—	42,309,515	5,948,834	—
Receivable from Fund shares sold	1,323,300	193,520	974,953	470,502	787,825
Dividends and investment receivable	2,184,034	147,719	8,735,459	3,163,047	56,687

Total assets	471,095,613	145,488,425	1,460,021,990	454,778,452	182,431,321

LIABILITIES
Accrued expenses	173,250	40,272	318,401	108,819	42,053
Due to custodian	5,816,937	—	—	—	—
Payable for securities transactions	11,770,072	862,588	269,255,433	5,947,890	2,981,063
Payable for Fund shares redeemed	127,264	—	33,976	25,610	—
Income distribution payable	—	3,571	—	—	—

Total liabilities	17,887,523	906,431	269,607,810	6,082,319	3,023,116

NET ASSETS	$453,208,090	$144,581,994	$1,190,414,180	$448,696,133	$179,408,205

NET ASSETS CONSIST OF:
Paid-in-capital	$425,853,704	$135,447,888	$1,199,073,193	$438,035,338	$179,409,937
Accumulated undistributed (distributions in excess of) net investment income	2,162,032	533,724	307,930	(42,718)	(1)
Accumulated net realized gain (loss) on total investments	26,237,521	83,927	(481,712)	2,304,141	(1,731)
Accumulated net unrealized appreciation (depreciation)
on total investments	(1,045,167)	8,516,455	(8,485,231)	8,399,372	—

NET ASSETS	$453,208,090	$144,581,994	$1,190,414,180	$448,696,133	$179,408,205

RETIREMENT CLASS:
Net assets	$116,493,446	$38,306,387	—	—	—
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	8,787,016	4,013,154	—	—	—
Net asset value per share	$13.26	$9.55	—	—	—

INSTITUTIONAL CLASS:
Net assets	$203,159,287	$106,275,607	$1,190,414,180	$385,206,418	$179,408,205
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	15,491,489	11,275,966	118,070,694	35,999,859	179,409,937
Net asset value per share	$13.11	$9.42	$10.08	$10.70	$1.00

RETAIL CLASS:
Net assets	$133,555,357	—	—	$63,489,715	—
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	10,289,353	—	—	6,026,192	—
Net asset value per share	$12.98	—	—	$10.54	—

200 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 201

Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2005

	Growth	Growth &	International	Large-Cap	Mid-Cap	Mid-Cap
	Equity Fund	Income Fund	Equity Fund	Value Fund	Growth Fund	Value Fund

INVESTMENT INCOME
Interest	$19,444	$79,896	$46,585	$34,044	$7,893	$47,724
Dividends	665,407	7,603,273	5,654,631	3,791,459	355,919	2,064,328
Foreign taxes withheld	—	—	(204,829)	—	—	(1,766)

Total income	684,851	7,683,169	5,496,387	3,825,503	363,812	2,110,286

EXPENSES
Investment management fees	37,556	260,203	322,543	127,226	56,942	84,495
Service Agreement Fees—Retirement Class	—	70,880	206,457	176,296	147,462	246,565
Service Agreement Fees—Institutional Class	18,778	121,762	89,297	12,009	922	1,904
Service Agreement Fees—Retail Class	—	—	—	254,614	84,151	93,517
Custody fees	4,694	32,523	250,866	15,903	7,068	10,458
Audit fees	2,816	19,514	21,502	9,541	4,241	6,274
Registration fees—Retirement Class	—	625	26,111	22,295	18,649	31,182
Registration fees—Institutional Class	1,408	9,131	8,930	901	235	484
Registration fees—Retail Class	—	—	—	10,030	3,315	3,685
Trustee fees and expenses	470	3,252	3,585	1,591	707	1,046
Interest	—	6,281	—	—	—	—

Net expenses	65,722	524,171	929,291	630,406	323,692	479,610

Net investment income	619,129	7,158,998	4,567,096	3,195,097	40,120	1,630,676

NET REALIZED AND UNREALIZED GAIN
ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	3,934,702	58,218,132	42,498,553	14,388,287	4,112,420	7,110,910
Futures transactions	—	307,467	—	—	—	—
Foreign currency transactions	—	—	394,429	(952)	—	2,710

Net realized gain on total investments	3,934,702	58,525,599	42,892,982	14,387,335	4,112,420	7,113,620

Change in unrealized appreciation (depreciation) on:
Portfolio investments	(607,012)	(12,065,749)	44,735,997	9,972,048	13,193,831	20,146,222
Futures transactions	—	79,121	—	—	—	—
Translation of assets (other than portfolio investments)
and liabilities denominated in foreign currencies	—	1,275	(9,859)	(2,274)	—	(2,169)

Net change in unrealized appreciation (depreciation) on
total investments	(607,012)	(11,985,353)	44,726,138	9,969,774	13,193,831	20,144,053

Net realized and unrealized gain on
total investments	3,327,690	46,540,246	87,619,120	24,357,109	17,306,251	27,257,673

Net increase in net assets resulting
from operations	$3,946,819	$53,699,244	$92,186,216	$27,552,206	$17,346,371	$28,888,349

202 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 203

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2005	continued

	Small-Cap	Large-Cap	Large-Cap	Equity	S&P 500	Mid-Cap
	Equity Fund	Growth Index Fund	Value Index Fund	Index Fund	Index Fund	Growth Index Fund

INVESTMENT INCOME
Interest	$97,990	$39,291	$37,843	$82,334	$40,619	$—
Dividends	1,701,813	1,017,316	2,855,274	8,837,972	3,314,093	80,343
Foreign taxes withheld	(305)	(5)	(3)	(76)	—	(2)

Total income	1,799,498	1,056,602	2,893,114	8,920,230	3,354,712	80,341

EXPENSES
Investment management fees	106,321	27,755	43,076	156,234	55,664	5,234
Service Agreement Fees—Retirement Class	241,949	33,072	518	—	114,609	639
Service Agreement Fees—Institutional Class	11,508	11,931	21,505	78,110	21,089	2,579
Service Agreement Fees—Retail Class	62,639	—	—	—	—	—
Custody fees	21,704	6,938	10,768	39,055	13,915	1,309
Audit fees	11,623	4,163	6,461	23,433	8,349	785
Registration fees—Retirement Class	30,599	2,237	66	—	14,495	81
Registration fees—Institutional Class	2,980	1,790	3,225	11,717	3,163	386
Registration fees—Retail Class	2,285	—	—	—	—	—
Trustee fees and expenses	1,271	693	1,077	3,905	1,391	131
Interest	—	—	—	11,083	—	—

Total expenses before expense reimbursement	492,879	88,579	86,696	323,537	232,675	11,144
Less expenses reimbursed by the investment advisor
(see Note 2)	(11,000)	—	—	—	—	—

Net expenses	481,879	88,579	86,696	323,537	232,675	11,144

Net investment income	1,317,619	968,023	2,806,418	8,596,693	3,122,037	69,197

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	21,049,532	(97,211)	1,007,141	51,531,039	717,494	225,147
Futures transactions	—	—	—	649,440	82,879	—

Net realized gain (loss) on total investments	21,049,532	(97,211)	1,007,141	52,180,479	800,373	225,147

Change in unrealized appreciation (depreciation) on:
Portfolio investments	(5,559,391)	(3,324,254)	14,314,232	(3,222,242)	12,972,992	2,601,779
Futures transactions	—	—	—	(3,141)	1,444	—

Net change in unrealized appreciation (depreciation) on
total investments	(5,559,391)	(3,324,254)	14,314,232	(3,225,383)	12,974,436	2,601,779

Net realized and unrealized gain (loss) on total investments	15,490,141	(3,421,465)	15,321,373	48,955,096	13,774,809	2,826,926

Net increase (decrease) in net assets resulting
from operations	$16,807,760	$(2,453,442)	$18,127,791	$57,551,789	$16,896,846	$2,896,123

204 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 205

Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2005	continued

	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	International
	Value Index Fund	Blend Index Fund	Growth Index Fund	Value Index Fund	Blend Index Fund	Equity Index Fund

INVESTMENT INCOME
Interest	$80	$480	$15	$1,212	$5,813	$3,995
Dividends	488,619	473,194	210,579	704,501	989,705	915,169
Foreign taxes withheld	(2)	(3)	(86)	(4)	(94)	(40,438)

Total income	488,697	473,671	210,508	705,709	995,424	878,726

EXPENSES
Investment management fees	8,057	11,119	14,218	13,522	29,000	17,114
Service Agreement Fees—Retirement Class	393	3,154	988	1,172	634	1,753
Service Agreement Fees—Institutional Class	4,005	5,374	7,050	6,692	14,461	12,681
Custody fees	2,015	2,780	11,554	3,381	7,250	29,950
Audit fees	1,209	1,668	6,133	2,027	4,349	2,567
Registration fees—Retirement Class	50	399	125	148	80	222
Registration fees—Institutional Class	600	806	1,058	1,004	2,169	1,268
Trustee fees and expenses	201	277	355	338	725	428

Total expenses before expense reimbursement	16,530	25,577	41,481	28,284	58,668	65,983
Less expenses reimbursed by the investment advisor
(see Note 2)	—	—	(12,000)	—	—	—

Net expenses	16,530	25,577	29,481	28,284	58,668	65,983

Net investment income	472,167	448,094	181,027	677,425	936,756	812,743

NET REALIZED AND UNREALIZED GAIN
ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	615,294	763,963	1,285,682	1,206,936	6,857,416	1,068,723
Foreign currency transactions	—	—	—	—	—	4,333

Net realized gain on total investments	615,294	763,963	1,285,682	1,206,936	6,857,416	1,073,056

Change in unrealized appreciation on:
Portfolio investments	4,227,699	5,604,678	3,193,634	3,612,451	2,090,964	9,736,732
Translation of assets (other than portfolio investments)
and liabilities denominated in foreign currencies	—	—	—	—	—	67,047

Net change in unrealized appreciation on
total investments	4,227,699	5,604,678	3,193,634	3,612,451	2,090,964	9,803,779

Net realized and unrealized gain on total investments	4,842,993	6,368,641	4,479,316	4,819,387	8,948,380	10,876,835

Net increase in net assets resulting
from operations	$5,315,160	$6,816,735	$4,660,343	$5,496,812	$9,885,136	$11,689,578

206 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 207

Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2005	concluded

	Real Estate	Social Choice	Bond	Inflation-Linked	Money
	Securities Fund	Equity Fund	Fund	Bond Fund	Market Fund

INVESTMENT INCOME
Interest	$85,729	$6,062	$22,246,393	$6,890,924	$2,115,527
Dividends	9,582,977	1,543,078	—	—	—
Foreign taxes withheld	(1,395)	—	—	—	—

Total income	9,667,311	1,549,140	22,246,393	6,890,924	2,115,527

EXPENSES
Investment management fees	185,608	27,070	407,686	226,623	37,911
Service Agreement Fees—Retirement Class	180,665	57,914	—	—	—
Service Agreement Fees—Institutional Class	35,063	10,127	203,843	64,463	28,434
Service Agreement Fees—Retail Class	215,949	—	—	66,466	—
Custody fees	18,716	5,099	50,955	25,179	9,477
Audit fees	11,228	3,058	30,574	15,108	5,686
Registration fees—Retirement Class	12,222	7,325	—	—	—
Registration fees—Institutional Class	8,914	7,810	15,287	6,446	2,843
Registration fees—Retail Class	8,507	—	—	4,800	—
Trustee fees and expenses	1,871	510	5,096	2,517	948
Other	—	—	2,040	—	—

Net expenses	678,743	118,913	715,481	411,602	85,299

Net investment income	8,988,568	1,430,227	21,530,912	6,479,322	2,030,228

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Net realized gain on total investments	35,001,010	207,226	1,216,499	7,275,079	—
Net change in unrealized appreciation (depreciation) on
total investments	(13,244,554)	6,639,940	(18,863,262)	(4,012,979)	—

Net realized and unrealized gain (loss) on total investments	21,756,456	6,847,166	(17,646,763)	3,262,100	—

Net increase in net assets resulting from operations	$30,745,024	$8,277,393	$3,884,149	$9,741,422	$2,030,228

208 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 209

Statement of cash flows (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2005	continued

Bond Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$3,884,149
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term securities	(541,569,369)
Proceeds from sales of long-term securities	375,915,195
Purchases of short-term investments—net	(178,203,519)
Increase in receivables	(167,394)
Decrease in payables	(182,492)
Net realized gain on total investments	(1,216,499)
Unrealized loss on total investments	18,863,262

Net cash used in operating activities	(322,676,667)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Fund shares sold	508,117,185
Payments for Fund shares redeemed	(249,328,885)
Cash distributions paid	(3,655,680)
Proceeds from the financing of dollar roll transactions—net	70,261,288

Net cash provided by financing activities	325,393,908

Increase in cash	2,717,241
CASH
Beginning of period	6,167

End of period	$2,723,408

Supplemental disclosure of cash flow information:
Non-cash financing activities not included above:
Reinvestment of distributions	$22,256,948

210 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

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SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 211

Statements of changes in net assets (unaudited) |	TIAA-CREF Institutional Mutual Funds

	Growth Equity Fund		Growth & Income Fund		International Equity Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$619,129	$936,113	$7,158,998	$9,238,213	$4,567,096	$10,105,746
Net realized gain on total investments	3,934,702	704,047	58,525,599	56,962,478	42,892,982	65,784,571
Net change in unrealized appreciation
(depreciation) on total investments	(607,012)	6,041,047	(11,985,353)	(3,209,144)	44,726,138	13,406,923

Net increase from operations	3,946,819	7,681,207	53,699,244	62,991,547	92,186,216	89,297,240

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	—	(363,969)	(258,069)	(1,122,943)	(37,317)
Institutional Class	(1,107,096)	(956,725)	(6,674,974)	(8,775,114)	(10,359,425)	(7,294,418)
From realized gains:
Retirement Class	—	—	—	—	(5,791,476)	—
Institutional Class	—	—	—	—	(29,220,492)	—

Total distributions	(1,107,096)	(956,725)	(7,038,943)	(9,033,183)	(46,494,336)	(7,331,735)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	—	—	8,881,595	27,030,545	98,184,058	63,780,783
Institutional Class	9,264,270	(8,581,825)	(393,523,607)	66,957,645	4,301,029	80,724,349

Net increase (decrease) from shareholder transactions	9,264,270	(8,581,825)	(384,642,012)	93,988,190	102,485,087	144,505,132

Net increase (decrease) in net assets	12,103,993	(1,857,343)	(337,981,711)	147,946,554	148,176,967	226,470,637
NET ASSETS
Beginning of period	92,575,775	94,433,118	661,376,704	513,430,150	606,359,769	379,889,132

End of period	$104,679,768	$92,575,775	$323,394,993	$661,376,704	$754,536,736	$606,359,769

Undistributed net investment
income included in net assets	$178,917	$666,884	$450,155	$330,100	$1,982,190	$8,897,462

212 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 213

Statements of changes in net assets (unaudited) |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund		Mid-Cap Growth Fund		Mid-Cap Value Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$3,195,097	$3,353,994	$40,120	$10,955	$1,630,676	$1,390,310
Net realized gain on total investments	14,387,335	21,028,960	4,112,420	5,508,129	7,113,620	7,259,993
Net change in unrealized appreciation
on total investments	9,969,774	3,610,107	13,193,831	136,264	20,144,053	3,768,101

Net increase from operations	27,552,206	27,993,061	17,346,371	5,655,348	28,888,349	12,418,404

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(1,097,233)	(112,625)	(11,097)	—	(1,286,451)	(144,631)
Institutional Class	(609,115)	(225,234)	(4,045)	(4,596)	(131,368)	(49,959)
Retail Class	(2,564,264)	(1,363,084)	(10,976)	(2,167)	(574,234)	(238,395)
From realized gains:
Retirement Class	(6,828,007)	(993,550)	(3,711,805)	(1,648,692)	(5,210,126)	(1,065,435)
Institutional Class	(2,612,883)	(854,856)	(200,800)	(84,429)	(339,829)	(168,323)
Retail Class	(10,253,950)	(4,261,173)	(2,178,840)	(1,246,794)	(2,013,759)	(589,346)

Total distributions	(23,965,452)	(7,810,522)	(6,117,563)	(2,986,678)	(9,555,767)	(2,256,089)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	64,149,507	55,984,806	16,313,815	48,185,844	86,991,790	70,476,629
Institutional Class	118,935,462	13,588,096	14,236,805	1,611,420	14,294,864	3,060,579
Retail Class	26,081,876	37,900,018	863,665	24,916,195	24,892,528	28,162,912

Net increase from shareholder transactions	209,166,845	107,472,920	31,414,285	74,713,459	126,179,182	101,700,120

Net increase in net assets	212,753,599	127,655,459	42,643,093	77,382,129	145,511,764	111,862,435
NET ASSETS
Beginning of period	237,769,183	110,113,724	126,792,379	49,410,250	141,016,123	29,153,688

End of period	$450,522,782	$237,769,183	$169,435,472	$126,792,379	$286,527,887	$141,016,123

Undistributed net investment
income included in net assets	$1,615,910	$2,691,425	$17,994	$3,992	$798,468	$1,159,845

214 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 215

Statements of changes in net assets (unaudited) |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund		Large-Cap Growth Index Fund		Large-Cap Value Index Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$1,317,619	$1,393,553	$968,023	$370,142	$2,806,418	$2,726,110
Net realized gain (loss) on total investments	21,049,532	11,660,753	(97,211)	861,044	1,007,141	4,372,761
Net change in unrealized appreciation
(depreciation) on total investments	(5,559,391)	4,828,393	(3,324,254)	1,110,396	14,314,232	11,973,335
Net increase from payment by investment advisor
for investment transaction loss	—	93,506	—	—	—	—

Net increase (decrease) from operations	16,807,760	17,976,205	(2,453,442)	2,341,582	18,127,791	19,072,206

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(953,805)	(159,787)	(111,688)	(1,049)	(4,831)	(2,995)
Institutional Class	(427,052)	(166,706)	(495,578)	(609,111)	(3,214,060)	(2,382,121)
Retail Class	(548,919)	(363,682)	—	—	—	—
From realized gains:
Retirement Class	(6,744,075)	(3,629,107)	(333,292)	(32,333)	(7,977)	(4,781)
Institutional Class	(2,485,359)	(2,041,489)	(618,001)	(5,425,768)	(4,612,657)	(2,588,434)
Retail Class	(3,005,164)	(2,565,183)	—	—	—	—

Total distributions	(14,164,374)	(8,925,954)	(1,558,559)	(6,068,261)	(7,839,525)	(4,978,331)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	32,658,907	84,839,286	1,288,914	18,396,712	275,730	14,048
Institutional Class	46,654,816	23,724,659	318,302,939	4,688,958	187,375,273	39,017,812
Retail Class	2,361,012	30,320,089	—	—	—	—

Net increase from shareholder transactions	81,674,735	138,884,034	319,591,853	23,085,670	187,651,003	39,031,860

Net increase in net assets	84,318,121	147,934,285	315,579,852	19,358,991	197,939,269	53,125,735
NET ASSETS
Beginning of period	223,811,578	75,877,293	54,205,741	34,846,750	142,451,729	89,325,994

End of period	$308,129,699	$223,811,578	$369,785,593	$54,205,741	$340,390,998	$142,451,729

Undistributed net investment
income included in net assets	$476,693	$1,088,850	$628,577	$267,820	$1,683,253	$2,095,726

216 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 217

Statements of changes in net assets (unaudited) |	TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund		S&P 500 Index Fund		Mid-Cap Growth Index Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$8,596,693	$13,228,323	$3,122,037	$2,353,675	$69,197	$109,442
Net realized gain on total investments	52,180,479	47,848,257	800,373	3,045,484	225,147	2,458,150
Net change in unrealized appreciation
(depreciation) on total investments	(3,225,383)	71,784,505	12,974,436	8,611,187	2,601,779	388,689

Net increase from operations	57,551,789	132,861,085	16,896,846	14,010,346	2,896,123	2,956,281

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	—	(856,206)	(100,604)	(1,403)	(143)
Institutional Class	(13,454,920)	(20,504,899)	(2,807,765)	(1,256,098)	(119,063)	(99,800)
From realized gains:
Retirement Class	—	—	(978,521)	—	(35,368)	(42,139)
Institutional Class	—	(4,653,433)	(2,736,919)	—	(2,423,070)	(2,903,110)

Total distributions	(13,454,920)	(25,158,332)	(7,379,411)	(1,356,702)	(2,578,904)	(3,045,192)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	—	—	22,906,367	39,891,912	40,639	43,082
Institutional Class	(180,011,608)	(696,727,034)	195,289,648	79,559,508	2,229,397	2,528,612

Net increase (decrease) from shareholder transactions	(180,011,608)	(696,727,034)	218,196,015	119,451,420	2,270,036	2,571,694

Net increase (decrease) in net assets	(135,914,739)	(589,024,281)	227,713,450	132,105,064	2,587,255	2,482,783
NET ASSETS
Beginning of period	766,706,883	1,355,731,164	222,534,733	90,429,669	24,236,320	21,753,537

End of period	$630,792,144	$766,706,883	$450,248,183	$222,534,733	$26,823,575	$24,236,320

Undistributed net investment
income included in net assets	$3,133,033	$7,991,260	$1,341,629	$1,883,563	$31,959	$83,228

218 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 219

Statements of changes in net assets (unaudited) |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund		Mid-Cap Blend Index Fund		Small-Cap Growth Index Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$472,167	$751,175	$448,094	$704,180	$181,027	$272,930
Net realized gain on total investments	615,294	2,432,989	763,963	2,648,160	1,285,682	8,078,326
Net change in unrealized appreciation
(depreciation) on total investments	4,227,699	4,380,991	5,604,678	4,934,103	3,193,634	(1,111,580)

Net increase from operations	5,315,160	7,565,155	6,816,735	8,286,443	4,660,343	7,239,676

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(3,940)	(2,372)	(7,358)	(2,344)	(948)	(448)
Institutional Class	(780,897)	(628,185)	(734,518)	(544,388)	(204,126)	(373,698)
From realized gains:
Retirement Class	(14,739)	(3,611)	(43,636)	(11,151)	(41,105)	(10,724)
Institutional Class	(2,467,289)	(757,923)	(2,657,921)	(1,149,022)	(8,156,193)	(3,412,075)

Total distributions	(3,266,865)	(1,392,091)	(3,443,433)	(1,706,905)	(8,402,372)	(3,796,945)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	42,166	(137,599)	3,498,976	254,243	953,111	76,036
Institutional Class	2,838,544	1,069,397	3,153,136	3,713,948	8,034,949	1,559,571

Net increase from shareholder transactions	2,880,710	931,798	6,652,112	3,968,191	8,988,060	1,635,607

Net increase in net assets	4,929,005	7,104,862	10,025,414	10,547,729	5,246,031	5,078,338
NET ASSETS
Beginning of period	37,210,306	30,105,444	50,270,321	39,722,592	65,725,395	60,647,057

End of period	$42,139,311	$37,210,306	$60,295,735	$50,270,321	$70,971,426	$65,725,395

Undistributed net investment
income included in net assets	$221,018	$533,688	$220,942	$514,724	$99,856	$123,903

220 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 221

Statements of changes in net assets (unaudited) |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund		Small-Cap Blend Index Fund		International Equity Index Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$677,425	$1,038,432	$936,756	$1,318,741	$812,743	$1,743,328
Net realized gain on total investments	1,206,936	7,952,456	6,857,416	9,123,876	1,073,056	1,085,580
Net change in unrealized appreciation
on total investments	3,612,451	4,330,594	2,090,964	9,099,898	9,803,779	11,335,073

Net increase from operations	5,496,812	13,321,482	9,885,136	19,542,515	11,689,578	14,163,981

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(4,224)	(1,926)	(3,023)	(1,604)	(10,638)	(2,652)
Institutional Class	(1,028,959)	(973,736)	(1,319,515)	(1,178,765)	(1,814,012)	(1,726,374)
From realized gains:
Retirement Class	(94,617)	(10,347)	(25,309)	(11,154)	(17,980)	(534)
Institutional Class	(8,271,258)	(3,960,170)	(9,275,848)	(4,026,603)	(1,051,397)	(295,024)

Total distributions	(9,399,058)	(4,946,179)	(10,623,695)	(5,218,126)	(2,894,027)	(2,024,584)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	819,998	77,634	53,098	144,550	(300,449)	644,208
Institutional Class	6,985,964	3,061,970	10,699,769	11,565,509	62,371,333	(1,104,828)

Net increase (decrease) from shareholder transactions	7,805,962	3,139,604	10,752,867	11,710,059	62,070,884	(460,620)

Net increase in net assets	3,903,716	11,514,907	10,014,308	26,034,448	70,866,435	11,678,777
NET ASSETS
Beginning of period	63,594,752	52,079,845	129,593,336	103,558,888	76,356,948	64,678,171

End of period	$67,498,468	$63,594,752	$139,607,644	$129,593,336	$147,223,383	$76,356,948

Undistributed net investment
income included in net assets	$279,402	$635,160	$422,605	$808,387	$290,157	$1,302,064

222 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 223

Statements of changes in net assets (unaudited) |	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund		Social Choice Equity Fund		Bond Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$8,988,568	$10,174,671	$1,430,227	$1,261,840	$21,530,912	$39,066,154
Net realized gain on total investments	35,001,010	40,031,441	207,226	578,174	1,216,499	9,277,877
Net change in unrealized appreciation
(depreciation) on total investments	(13,244,554)	3,319,972	6,639,940	7,187,316	(18,863,262)	(18,068,909)

Net increase from operations	30,745,024	53,526,084	8,277,393	9,027,330	3,884,149	30,275,122

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(1,887,568)	(1,478,013)	(410,302)	(51,990)	—	—
Institutional Class	(3,330,499)	(4,852,256)	(1,436,827)	(870,731)	(21,507,888)	(39,068,526)
Retail Class	(2,331,107)	(2,601,245)	—	—	—	—
From realized gains:
Retirement Class	(11,274,581)	(3,007,192)	(126,247)	—	—	—
Institutional Class	(16,888,289)	(12,623,118)	(387,375)	—	(4,404,740)	(35,910,977)
Retail Class	(13,830,527)	(6,341,083)	—	—	—	—

Total distributions	(49,542,571)	(30,902,907)	(2,360,751)	(922,721)	(25,912,628)	(74,979,503)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	52,953,978	53,597,202	8,018,325	18,569,427	—	—
Institutional Class	53,161,064	42,865,145	18,999,930	25,247,411	281,056,544	(453,197,472)
Retail Class	32,023,226	48,582,970	—	—	—	—

Net increase (decrease) from shareholder transactions	138,138,268	145,045,317	27,018,255	43,816,838	281,056,544	(453,197,472)

Net increase (decrease) in net assets	119,340,721	167,668,494	32,934,897	51,921,447	259,028,065	(497,901,853)

NET ASSETS
Beginning of period	333,867,369	166,198,875	111,647,097	59,725,650	931,386,115	1,429,287,968

End of period	$453,208,090	$333,867,369	$144,581,994	$111,647,097	$1,190,414,180	$931,386,115

Undistributed net investment
income included in net assets	$2,162,032	$722,638	$533,724	$950,626	$307,930	$284,906

224 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 225

Statements of changes in net assets (unaudited) |	TIAA-CREF Institutional Mutual Funds	concluded

	Inflation-Linked Bond Fund		Money Market Fund

	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$6,479,322	$16,003,974	$2,030,228	$1,798,115
Net realized gain on total investments	7,275,079	3,071,023	—	176
Net change in unrealized appreciation
(depreciation) on total investments	(4,012,979)	7,416,879	—	—

Net increase from operations	9,741,422	26,491,876	2,030,228	1,798,291

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	(5,581,276)	(13,440,343)	(2,030,228)	(1,798,115)
Retail Class	(940,764)	(2,575,544)	—	—
From realized gains:
Institutional Class	(5,913,107)	(2,261,064)	—	—
Retail Class	(763,852)	(205,964)	—	—

Total distributions	(13,198,999)	(18,482,915)	(2,030,228)	(1,798,115)

SHAREHOLDER TRANSACTIONS (Note 5)
Institutional Class	6,348,799	152,023,929	(366,532)	4,527,099
Retail Class	(32,035,952)	74,477,544	—	—

Net increase (decrease) from shareholder transactions	(25,687,153)	226,501,473	(366,532)	4,527,099

Net increase (decrease) in net assets	(29,144,730)	234,510,434	(366,532)	4,527,275
NET ASSETS
Beginning of period	477,840,863	243,330,429	179,774,737	175,247,462

End of period	$448,696,133	$477,840,863	$179,408,205	$179,774,737

Distributions in excess of net investment income
included in net assets	$(42,718)	$—	$(1)	$(1)

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Growth Equity Fund

	Institutional Class

	For the Six
	Months Ended	For the Years Ended September 30,
	March 31,
	2005(a)	2004	2003	2002	2001	2000

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$6.31	$5.91	$4.82	$6.40	$12.55	$10.14

Gain (loss) from investment operations:
Net investment income	0.04 (b)	0.06 (b)	0.05 (b)	0.04 (b)	0.02	0.03
Net realized and unrealized gain (loss) on total investments	0.20	0.40	1.14	(1.60)	(5.90)	2.40

Total gain (loss) from investment operations	0.24	0.46	1.19	(1.56)	(5.88)	2.43

Less distributions from:
Net investment income	(0.07)	(0.06)	(0.10)	(0.02)	(0.02)	(0.02)
Net realized gains	—	—	—	—	(0.25)	—

Total distributions	(0.07)	(0.06)	(0.10)	(0.02)	(0.27)	(0.02)

Net asset value, end of period	$6.48	$6.31	$5.91	$4.82	$6.40	$12.55

TOTAL RETURN	3.76%	7.72%	25.10%	(24.44)%	(47.57)%	24.01%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$104,680	$92,576	$94,433	487,620	$149,981	$130,529
Ratio of expenses to average net assets
before expense waiver and reimbursement	0.07%	0.15%	0.18%	0.32%	0.41%	0.56%
Ratio of expenses to average net assets
after expense waiver and reimbursement	0.07%	0.15%	0.14%	0.22%	0.22%	0.22%
Ratio of net investment income to average net assets	0.66%	0.93%	0.86%	0.66%	0.38%	0.30%
Portfolio turnover rate	73.19%	75.98%	105.28%	61.08%	34.44%	56.67%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Growth & Income Fund

	Retirement Class			Institutional Class

	For the Six	For the Years Ended		For the Six
	Months Ended	September 30,		Months Ended
	March 31,			March 31,	For the Years Ended September 30,
	2005 (a)	2004	2003	2005(a)	2004	2003	2002	2001	2000

SELECTED PER SHARE DATA	(Unaudited)			(Unaudited)
Net asset value, beginning of period	$8.16	$7.39	$6.14	$8.12	$7.36	$6.14	$7.91	$11.24	$9.76

Gain (loss) from investment operations:
Net investment income	0.08 (b)	0.10 (b)	0.07 (b)	0.10 (b)	0.12 (b)	0.10 (b)	0.09 (b)	0.09	0.10
Net realized and unrealized gain (loss)
on total investments	0.51	0.75	1.22	0.51	0.76	1.22	(1.78)	(3.15)	1.49

Total gain (loss) from investment operations	0.59	0.85	1.29	0.61	0.88	1.32	(1.69)	(3.06)	1.59

Less distributions from:
Net investment income	(0.07)	(0.08)	(0.04)	(0.10)	(0.12)	(0.10)	(0.08)	(0.09)	(0.10)
Net realized gains	—	—	—	—	—	—	—	(0.18)	(0.01)

Total distributions	(0.07)	(0.08)	(0.04)	(0.10)	(0.12)	(0.10)	(0.08)	(0.27)	(0.11)

Net asset value, end of period	$8.68	$8.16	$7.39	$8.63	$8.12	$7.36	$6.14	$7.91	$11.24

TOTAL RETURN	7.27%	11.47%	21.14%	7.52%	11.89%	21.62%	(21.51)%	(27.66)%	16.18%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	47,047	$35,874	$8,027	$276,348	$625,503	$505,404	376,529	$169,880	$65,334
Ratio of expenses to average net assets
before expense waiver and reimbursement	0.22%	0.53%	0.48%	0.07%	0.14%	0.15%	0.29%	0.44%	0.78%
Ratio of expenses to average net assets
after expense waiver and reimbursement	0.22%	0.44%	0.47%	0.07%	0.14%	0.14%	0.22%	0.22%	0.22%
Ratio of net investment income to average net assets	0.91%	1.17%	1.02%	1.11%	1.46%	1.48%	1.18%	1.10%	1.02%
Portfolio turnover rate	110.52%	77.20%	149.57%	110.52%	77.20%	149.57%	127.75%	49.56%	37.95%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Fund

	Retirement Class			Institutional Class

	For the Six	For the Years Ended		For the Six
	Months Ended	September 30,		Months Ended	For the Years Ended September 30,
	March 31,			March 31,
	2005(a)	2004	2003	2005(a)	2004	2003	2002	2001	2000

SELECTED PER SHARE DATA	(Unaudited)			(Unaudited)
Net asset value, beginning of period	$10.49	$8.65	$6.86	$10.29	$8.56	$6.86	$8.08	$12.55	$10.66

Gain (loss) from investment operations:
Net investment income	0.06 (b)	0.17 (b)	0.13 (b)	0.07 (b)	0.20 (b)	0.17 (b)	0.15 (b)	0.10	0.07
Net realized and unrealized gain (loss)
on total investments	1.43	1.69	1.66	1.45	1.69	1.65	(1.29)	(4.06)	1.94

Total gain (loss) from investment operations	1.49	1.86	1.79	1.52	1.89	1.82	(1.14)	(3.96)	2.01

Less distributions from:
Net investment income	(0.11)	(0.02)	—	(0.20)	(0.16)	(0.12)	(0.08)	(0.04)	(0.05)
Net realized gains	(0.56)	—	—	(0.56)	—	—	—	(0.47)	(0.07)

Total distributions	(0.67)	(0.02)	—	(0.76)	(0.16)	(0.12)	(0.08)	(0.51)	(0.12)

Net asset value, end of period	$11.31	$10.49	$8.65	$11.05	$10.29	$8.56	$6.86	$8.08	$12.55

TOTAL RETURN	14.23%	21.45%	26.15%	14.81%	22.17%	26.90%	$(14.28)%	(32.63)%	18.58%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$181,450	$77,400	$9,863	$573,087	$528,959	$370,026	$205,899	$120,436	$83,841
Ratio of expenses to average net assets
before expense waiver and reimbursement	0.27%	0.58%	0.61%	0.10%	0.20%	0.27%	0.44%	0.52%	0.70%
Ratio of expenses to average net assets
after expense waiver and reimbursement	0.27%	0.55%	0.54%	0.10%	0.20%	0.20%	0.29%	0.29%	0.29%
Ratio of net investment income to average net assets	0.55%	1.63%	1.61%	0.65%	1.98%	2.20%	1.80%	1.51%	0.94%
Portfolio turnover rate	68.13%	151.13%	156.48%	68.13%	151.13%	156.48%	77.63%	77.83%	105.37%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
				September 4, 2002				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.41	$11.55	$9.16	$10.00	$13.40	$11.59	$9.16	$10.00	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.14	0.24	0.21	0.01	0.16	0.28	0.25	0.01	0.14	0.24	0.22	0.01
Net realized and unrealized gain (loss)
on total investments	1.48	2.23	2.24	(0.85)	1.49	2.22	2.22	(0.85)	1.47	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.62	2.47	2.45	(0.84)	1.65	2.50	2.47	(0.84)	1.61	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.06)	(0.06)	—	(0.23)	(0.14)	(0.04)	—	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—	(0.98)	(0.55)	—	—	(0.98)	(0.55)	—	—

Total distributions	(1.14)	(0.61)	(0.06)	—	(1.21)	(0.69)	(0.04)	—	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$13.89	$13.41	$11.55	$9.16	$13.84	$13.40	$11.59	$9.16	$13.64	$13.25	$11.52	$9.16

TOTAL RETURN	11.88%	21.59%	26.94%	(8.40)%	12.11%	21.96%	26.98%	(8.40)%	12.00%	21.67%	26.47%	(8.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$134,758	$69,314	$9,943	$92	$148,872	$31,289	$14,822	$92	$166,893	$137,166	$85,349	$18,135
Ratio of expenses to average net assets
before expense reimbursement	0.24%	0.51%	0.54%	0.03%	0.07%	0.17%	0.21%	0.01%	0.22%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets
after expense reimbursement	0.24%	0.48%	0.47%	0.03%	0.07%	0.14%	0.14%	0.01%	0.22%	0.44%	0.44%	0.03%
Ratio of net investment income to
average net assets	0.97%	1.87%	1.89%	0.09%	1.10%	2.20%	2.31%	0.11%	0.98%	1.89%	1.99%	0.09%
Portfolio turnover rate	60.24%	153.96%	184.99%	25.09%	60.24%	153.96%	184.99%	25.09%	60.24%	153.96%	184.99%	25.09%

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class							Institutional Class					Retail Class

							For the Period					For the Period							For the Period
							September 4, 2002					September 4, 2002							September 4, 2002
	For the Six		For the Years Ended				(commencement	For the Six	For the Years Ended			(commencement	For the Six		For the Years Ended				(commencement
	Months Ended		September 30,				of operations)	Months Ended	September 30,			of operations)	Months Ended		September 30,				of operations)
	March 31,						to September 30,	March 31,				to September 30,	March 31,						to September 30,
	2005 (a)		2004		2003		2002 (a)	2005 (a)	2004	2003		2002 (a)	2005 (a)		2004		2003		2002 (a)

	(Unaudited)							(Unaudited)					(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23		$12.97		$9.21		$10.00	$14.30	$13.02	$9.21		$10.00	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (loss) (b)	0.00	(c)	(0.00	)(c)	(0.00	)(c)	0.00 (c)	0.03	0.05	0.04		0.00 (c)	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss)
on total investments	1.94		1.76		3.76		(0.79)	1.94	1.76	3.77		(0.79)	1.93		1.75		3.77		(0.79)

Total gain (loss) from investment operations	1.94		1.76		3.76		(0.79)	1.97	1.81	3.81		(0.79)	1.94		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	—		(0.00	)(c)	—	(0.01)	(0.03)	—		—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.67)		(0.50)		(0.00)	)(c)	—	(0.67)	(0.50)	(0.00	)(c)	—	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.67)		(0.50)		(0.00	)(c)	—	(0.68)	(0.53)	(0.00	)(c)	—	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$15.50		$14.23		$12.97		$9.21	$15.59	$14.30	$13.02		9.21	$15.50		$14.23		$12.98		$9.21

TOTAL RETURN	13.60%		13.48%		40.85%		(7.90)%	13.76%	13.88%	41.37%		(7.90)%	13.61%		13.48%		40.96%		(7.90)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$97,463		$74,600		$25,519		$92	$18,473	$3,684	$1,887		92	$53,499		$48,508		$22,004		$9,025
Ratio of expenses to average net assets
before expense reimbursement	0.24%		0.54%		0.73%		0.03%	0.07%	0.17%	0.39%		0.01%	0.22%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets
after expense reimbursement	0.24%		0.48%		0.47%		0.03%	0.07%	0.14%	0.14%		0.01%	0.22%		0.44%		0.44%		0.03%
Ratio of net investment income (loss) to
average net assets	0.02%		(0.01)%		(0.02)%		0.02%	0.18%	0.32%	0.31%		0.04%	0.03%		0.02%		0.01%		0.02%
Portfolio turnover rate	55.83%		147.58%		162.02%		18.61%	55.83%	147.58%	162.02%		18.61%	55.83%		147.58%		162.02%		18.61%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.
(c) Amount represents less than $0.01 per share.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
				September 4, 2002				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.38	$11.95	$9.03	$10.00	$14.44	$12.02	$9.03	$10.00	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.21	0.18	0.01	0.15	0.26	0.22	0.01	0.12	0.22	0.19	0.01
Net realized and unrealized gain (loss)
on total investments	2.33	2.73	2.80	(0.98)	2.34	2.74	2.81	(0.98)	2.31	2.71	2.80	(0.98)

Total gain (loss) from investment operations	2.45	2.94	2.98	(0.97)	2.49	3.00	3.03	(0.97)	2.43	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.14)	(0.06)	(0.06)	—	(0.22)	(0.13)	(0.04)	—	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.57)	(0.45)	—	—	(0.57)	(0.45)	—	—	(0.57)	(0.45)	—	—

Total distributions	(0.71)	(0.51)	(0.06)	—	(0.79)	(0.58)	(0.04)	—	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$16.12	$14.38	$11.95	$9.03	$16.14	$14.44	$12.02	$9.03	$15.97	$14.27	$11.97	$9.03

TOTAL RETURN	17.04%	24.82%	33.27%	(9.70)%	17.24%	25.36%	33.63%	(9.70)%	17.04%	24.89%	33.29%	(9.70)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$192,012	$92,268	$15,669	$90	$23,599	$8,042	$4,009	$90	$70,917	$40,706	$9,476	$8,852
Ratio of expenses to average net assets
before expense reimbursement	0.24%	0.52%	0.65%	0.03%	0.07%	0.17%	0.32%	0.01%	0.22%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets
after expense reimbursement	0.24%	0.48%	0.47%	0.03%	0.07%	0.14%	0.14%	0.01%	0.22%	0.44%	0.44%	0.03%
Ratio of net investment income to
average net assets	0.76%	1.54%	1.52%	0.12%	0.93%	1.88%	2.05%	0.14%	0.77%	1.58%	1.83%	0.11%
Portfolio turnover rate	51.01%	172.61%	214.97%	15.01%	51.01%	172.61%	214.97%	15.01%	51.01%	172.61%	214.97%	15.01%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period					For the Period					For the Period
					September 4, 2002					September 4, 2002					September 4, 2002
	For the Six	For the Years Ended			(commencement	For the Six	For the Years Ended			(commencement	For the Six	For the Years Ended			(commencement
	Months Ended	September 30,			of operations)	Months Ended	September 30,			of operations)	Months Ended	September 30,			of operations)
	March 31,				to September 30,	March 31,				to September 30,	March 31,				to September 30,
	2005 (a)	2004		2003	2002 (a)	2005 (a)	2004		2003	2002 (a)	2005 (a)	2004		2003	2002 (a)

	(Unaudited)					(Unaudited)					(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$12.62		$9.27	$10.00	$14.29	$12.68		$9.27	$10.00	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.06	0.09		0.11	0.01	0.09	0.14		0.14	0.02	0.08	0.12		0.12	0.02
Net realized and unrealized gain (loss)
on total investments	1.09	2.46		3.28	(0.74)	1.09	2.48		3.29	(0.75)	1.09	2.45		3.29	(0.75)

Total gain (loss) from investment operations	1.15	2.55		3.39	(0.73)	1.18	2.62		3.43	(0.73)	1.17	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.10)	(0.04)		(0.04)	—	(0.12)	(0.08)		(0.02)	—	(0.13)	(0.13)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—	(0.70)	(0.93)		—	—	(0.70)	(0.93)		—	—

Total distributions	(0.80)	(0.97)		(0.04)	—	(0.82)	(1.01)		(0.02)	—	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$14.55	$14.20	(c)	$12.62	$9.27	$14.65	$14.29	(c)	$12.68	$9.27	$14.49	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	7.76%	20.53	%(c)	36.65%	(7.30)%	7.92%	20.98	%(c)	37.12%	(7.30)%	7.91%	20.70	%(c)	36.90%	(7.30)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,162	$116,445		$29,036	$93	$92,432	$45,429		$18,702	$93	$65,536	$61,937		$28,139	$18,351
Ratio of expenses to average net assets
before expense reimbursement	0.24%	0.54%		0.95%	0.03%	0.07%	0.20%		0.62%	0.01%	0.17%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets
after expense reimbursement	0.24%	0.48%		0.47%	0.03%	0.07%	0.14%		0.14%	0.01%	0.15%	0.30%		0.30%	0.02%
Ratio of net investment income to
average net assets	0.43%	0.68%		0.89%	0.15%	0.61%	1.03%		1.25%	0.17%	0.53%	0.87%		1.10%	0.16%
Portfolio turnover rate	153.07%	294.55%		328.39%	14.52%	153.07%	294.55%		328.39%	14.52%	153.07%	294.55%		328.39%	14.52%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.
(c )	During the year ended September 30, 2004, the Small—Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and
20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

				Large-Cap Growth Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005(a)	2004	2003	2002(a)	2005(a)	2004	2003	2002(a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.56	$11.60	$9.29	$10.00	$10.48	$11.63	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.08	0.05	0.07	0.01	0.07	0.11	0.11	0.01
Net realized and unrealized gain (loss)
on total investments	0.39	0.82	2.27	(0.72)	0.43	0.80	2.27	(0.72)

Total gain (loss) from investment operations	0.47	0.87	2.34	(0.71)	0.50	0.91	2.38	(0.71)

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.03)	—	(0.15)	(0.21)	(0.04)	—
Net realized gains	(0.19)	(1.85)	—	—	(0.19)	(1.85)	—	—

Total distributions	(0.25)	(1.91)	(0.03)	—	(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$10.78	$10.56	$11.60	$9.29	$10.64	$10.48	$11.63	$9.29

TOTAL RETURN	4.36%	7.03%	25.21%	(7.10)%	4.62%	7.35%	25.68%	(7.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$20,045	$18,405	$200	$93	$349,741	$35,800	$34,647	$60,298
Ratio of expenses to average net assets
before expense reimbursement	0.21%	0.52%	0.46%	0.03%	0.04%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets
after expense waiver reimbursement	0.21%	0.42%	0.41%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.74%	0.46%	0.68%	0.10%	0.69%	0.97%	1.02%	0.12%
Portfolio turnover rate	25.91%	18.93%	18.57%	0.00%	25.91%	18.93%	18.57%	0.00%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.07	$11.38	$ 9.26	$10.00	$13.05	$11.41	$ 9.26	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.16	0.25	0.23	0.01	0.18	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	1.18	1.98	1.96	(0.75)	1.17	1.99	1.97	(0.75)

Total gain (loss) from investment operations	1.34	2.23	2.19	(0.74)	1.35	2.28	2.23	(0.74)

Less distributions from:
Net investment income	(0.24)	(0.21)	(0.07)	—	(0.27)	(0.31)	(0.08)	—
Net realized gains	(0.39)	(0.33)	—	—	(0.39)	(0.33)	—	—

Total distributions	(0.63)	(0.54)	(0.07)	—	(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$13.78	$13.07	$11.38	$ 9.26	$13.74	$13.05	$11.41	$ 9.26

TOTAL RETURN	10.26%	19.82%	23.77%	(7.40)%	10.40%	20.25%	24.20%	(7.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$484	$200	$161	$93	$339,907	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.97%	0.48%	0.03%	0.04%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.40%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.14%	1.99%	2.17%	0.12%	1.30%	2.34%	2.49%	0.15%
Portfolio turnover rate	24.23%	44.28%	62.88%	0.00%	24.23%	44.28%	62.88%	0.00%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund

	Institutional Class

	For the Six
	Months Ended	For the Years Ended September 30,
	March 31,
	2005 (a)	2004	2003	2002	2001	2000

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$ 8.85	$ 8.07	$ 6.48	$ 8.06	$11.37	$ 9.76

Gain (loss) from investment operations:
Net investment income	0.10(b)	0.15(b)	0.13(b)	0.11(b)	0.09	0.10
Net realized and unrealized gain (loss) on total investments	0.58	0.99	1.53	(1.63)	(3.20)	1.61

Total gain (loss) from investment operations	0.68	1.14	1.66	(1.52)	(3.11)	1.71

Less distributions from:
Net investment income	(0.15)	(0.29)	(0.05)	(0.06)	(0.10)	(0.07)
Net realized gains	—	(0.07)	(0.02)	—	(0.10)	(0.03)

Total distributions	(0.15)	(0.36)	(0.07)	(0.06)	(0.20)	(0.10)

Net asset value, end of period	$ 9.38	$ 8.85	$ 8.07	$ 6.48	$ 8.06	$11.37

TOTAL RETURN	7.63%	14.17%	25.79%	(19.04)%	(27.71)%	17.49%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$630,792	$766,707	$1,355,731	$419,771	$101,247	$51,669
Ratio of expenses to average net assets before expense waiver and reimbursement	0.04%	0.08%	0.09%	0.27%	0.51%	0.71%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.04%	0.08%	0.08%	0.17%	0.17%	0.17%
Ratio of net investment income to average net assets	1.10%	1.67%	1.71%	1.41%	1.19%	1.04%
Portfolio turnover rate	13.11%	26.22%	4.65%	13.77%	7.19%	11.58%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	S&P 500 Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.95	$11.48	$ 9.32	$10.00	$12.92	$11.52	$ 9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.14	0.17	0.14	0.01	0.16	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	0.73	1.36	2.07	(0.69)	0.74	1.36	2.07	(0.69)

Total gain (loss) from investment operations	0.87	1.53	2.21	(0.68)	0.90	1.57	2.25	(0.68)

Less distributions from:
Net investment income	(0.18)	(0.06)	(0.05)	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.20)	—	—	—	(0.20)	—	—	—

Total distributions	(0.38)	(0.06)	(0.05)	—	(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$13.44	$12.95	$11.48	$ 9.32	$13.41	$12.92	$11.52	$ 9.32

TOTAL RETURN	6.61%	13.29%	23.77%	(6.80)%	6.86%	13.63%	24.23%	(6.80)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$79,769	$54,914	$12,860	$93	$370,479	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.48%	0.51%	0.03%	0.04%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.43%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.00%	1.31%	1.27%	0.11%	1.16%	1.68%	1.68%	0.13%
Portfolio turnover rate	17.92%	20.76%	19.84%	0.00%	17.92%	20.76%	19.84%	0.00%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.83	$12.91	$ 9.35	$10.00	$12.85	$12.94	$ 9.35	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.01	0.01	0.01	0.04	0.06	0.04	0.01
Net realized and unrealized gain (loss) on total investments	1.52	1.68	3.55	(0.66)	1.52	1.67	3.57	(0.66)

Total gain (loss) from investment operations	1.53	1.69	3.56	(0.65)	1.56	1.73	3.61	(0.65)

Less distributions from:
Net investment income	(0.05)	(0.01)	(0.00)(c)	—	(0.06)	(0.06)	(0.02)	—
Net realized gains	(1.31)	(1.76)	(0.00)(c)	—	(1.31)	(1.76)	(0.00)(c)	—

Total distributions	(1.36)	(1.77)	(0.00)(c)	—	(1.37)	(1.82)	(0.02)	—

Net asset value, end of period	$13.00	$12.83	$12.91	$ 9.35	$13.04	$12.85	$12.94	$ 9.35

TOTAL RETURN	11.77%	13.15%	38.14%	(6.50)%	12.02%	13.50%	38.64%	(6.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$388	$344	$303	$94	$26,436	$23,893	$21,450	$22,352
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.73%	0.48%	0.03%	0.04%	0.11%	0.15%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.41%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.09%	0.10%	0.06%	0.05%	0.27%	0.46%	0.38%	0.07%
Portfolio turnover rate	2.85%	32.02%	34.98%	0.00%	2.85%	32.02%	34.98%	0.00%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.
(c) Amount represents less than $0.01 per share.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund

		Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)
	(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$11.80	$ 9.30	$10.00	$14.23	$11.83	$ 9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.15	0.24	0.21	0.01	0.17	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.85	2.65	2.36	(0.71)	1.85	2.66	2.36	(0.71)

Total gain (loss) from investment operations	2.00	2.89	2.57	(0.70)	2.02	2.95	2.61	(0.70)

Less distributions from:
Net investment income	(0.26)	(0.20)	(0.07)	—	(0.30)	(0.26)	(0.08)	—
Net realized gains	(0.95)	(0.29)	—	—	(0.95)	(0.29)	—	—

Total distributions	(1.21)	(0.49)	(0.07)	—	(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$14.99	$14.20	$11.80	$ 9.30	$15.00	$14.23	$11.83	$ 9.30

TOTAL RETURN	14.15%	24.92%	27.78%	(7.00)%	14.33%	25.36%	28.21%	(7.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$252	$200	$308	$93	$41,887	$37,010	$29,797	$22,239
Ratio of expenses to average net assets before expense reimbursement	0.22%	1.00%	0.48%	0.03%	0.04%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.40%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.99%	1.81%	2.04%	0.12%	1.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	6.83%	22.58%	23.58%	0.00%	6.83%	22.58%	23.58%	0.00%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

				Mid-Cap Blend Index Fund

		Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35	$12.33	$ 9.38	$10.00	$14.34	$12.36	$ 9.39	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.11	0.16	0.13	0.01	0.12	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	1.78	2.28	2.86	(0.63)	1.79	2.29	2.86	(0.62)

Total gain (loss) from investment operations	1.89	2.44	2.99	(0.62)	1.91	2.49	3.02	(0.61)

Less distributions from:
Net investment income	(0.13)	(0.08)	(0.04)	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.77)	(0.34)	—	—	(0.77)	(0.34)	—	—

Total distributions	(0.90)	(0.42)	(0.04)	—	(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$15.34	$14.35	$12.33	$ 9.38	$15.27	$14.34	$12.36	$ 9.39

TOTAL RETURN	13.12%	19.94%	32.02%	(6.20)%	13.29%	20.39%	32.31%	(6.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$4,183	$563	$254	$94	$56,113	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.66%	0.53%	0.03%	0.04%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.41%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.74%	1.13%	1.19%	0.09%	0.80%	1.47%	1.52%	0.11%
Portfolio turnover rate	11.33%	18.70%	34.88%	0.00%	11.33%	18.70%	34.88%	0.00%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

				Small-Cap Growth Index Fund

		Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.54	$13.13	$ 9.32	$10.00	$13.91	$13.16	$ 9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.02	0.01	0.04	0.01	0.04	0.06	0.07	0.01
Net realized and unrealized gain (loss) on total investments	1.13	2.17	3.79	(0.69)	1.07	1.51	3.80	(0.69)

Total gain (loss) from investment operations	1.15	2.18	3.83	(0.68)	1.11	1.57	3.87	(0.68)

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.02)	—	(0.04)	(0.08)	(0.03)	—
Net realized gains	(1.74)	(0.74)	—	—	(1.74)	(0.74)	—	—

Total distributions	(1.78)	(0.77)	(0.02)	—	(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$13.91	$14.54	$13.13	$ 9.32	$13.24	$13.91	$13.16	$ 9.32

TOTAL RETURN	6.91%	16.86%	41.11%	(6.80)%	7.05%	11.84%	41.59%	(6.80)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,189	$279	$177	$93	$69,782	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.67%	0.48%	0.03%	0.06%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.40%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.12%	0.04%	0.32%	0.09%	0.25%	0.41%	0.66%	0.11%
Portfolio turnover rate	21.60%	45.35%	51.67%	0.04%	21.60%	45.35%	51.67%	0.04%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

				Small-Cap Value Index Fund

		Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.00	$12.11	$ 9.30	$10.00	$14.03	$12.14	$ 9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.18	0.17	0.02	0.14	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	1.17	2.80	2.70	(0.72)	1.16	2.81	2.71	(0.72)

Total gain (loss) from investment operations	1.29	2.98	2.87	(0.70)	1.30	3.04	2.91	(0.70)

Less distributions from:
Net investment income	(0.08)	(0.17)	(0.06)	—	(0.23)	(0.23)	(0.07)	—
Net realized gains	(1.84)	(0.92)	—	—	(1.84)	(0.92)	—	—

Total distributions	(1.92)	(1.09)	(0.06)	—	(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$13.37	$14.00	$12.11	$ 9.30	$13.26	$14.03	$12.14	$ 9.30

TOTAL RETURN	8.62%	25.18%	31.04%	(7.00)%	8.61%	25.63%	31.49%	(7.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$966	$237	$135	$93	$66,532	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.91%	0.50%	0.03%	0.04%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.40%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.83%	1.32%	1.63%	0.20%	1.00%	1.71%	1.96%	0.22%
Portfolio turnover rate	19.60%	42.29%	56.43%	0.00%	19.60%	42.29%	56.43%	0.00%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

				Small-Cap Blend Index Fund

		Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.32	$12.59	$ 9.31	$10.00	$14.33	$12.62	$ 9.31	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.07	0.10	0.11	0.01	0.10	0.15	0.14	0.02
Net realized and unrealized gain (loss) on total investments	1.09	2.19	3.21	(0.70)	1.09	2.19	3.22	(0.71)

Total gain (loss) from investment operations	1.16	2.29	3.32	(0.69)	1.19	2.34	3.36	(0.69)

Less distributions from:
Net investment income	(0.12)	(0.07)	(0.04)	—	(0.15)	(0.14)	(0.05)	—
Net realized gains	(1.01)	(0.49)	—	—	(1.01)	(0.49)	—	—

Total distributions	(1.13)	(0.56)	(0.04)	—	(1.16)	(0.63)	(0.05)	—

Net asset value, end of period	$14.35	$14.32	$12.59	$ 9.31	$14.36	$14.33	$12.62	$ 9.31

TOTAL RETURN	7.67%	18.26%	35.76%	(6.90)%	7.83%	18.66%	36.21%	(6.90)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$381	$330	$157	$93	$139,227	$129,263	$103,402	$38,997
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.77%	0.52%	0.03%	0.04%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.40%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.47%	0.71%	0.98%	0.15%	0.64%	1.08%	1.31%	0.17%
Portfolio turnover rate	27.28%	23.60%	52.39%	0.01%	27.28%	23.60%	52.39%	0.01%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund

		Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.67	$11.51	$ 9.21	$10.00	$13.70	$11.54	$ 9.21	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.09	0.27	0.20	0.02	0.14	0.31	0.25	0.02
Net realized and unrealized gain (loss) on total investments	1.90	2.20	2.14	(0.81)	1.90	2.21	2.12	(0.81)

Total gain (loss) from investment operations	1.99	2.47	2.34	(0.79)	2.04	2.52	2.37	(0.79)

Less distributions from:
Net investment income	(0.11)	(0.26)	(0.04)	—	(0.33)	(0.31)	(0.04)	—
Net realized gains	(0.19)	(0.05)	—	—	(0.19)	(0.05)	—	—

Total distributions	(0.30)	(0.31)	(0.04)	—	(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$15.36	$13.67	$11.51	$ 9.21	$15.22	$13.70	$11.54	$ 9.21

TOTAL RETURN	14.59%	21.68%	25.44%	(7.90)%	14.91%	22.06%	25.87%	(7.90)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$585	$789	$116	$92	$146,638	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.25%	0.50%	0.65%	0.03%	0.07%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.25%	0.50%	0.47%	0.03%	0.07%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	0.59%	2.02%	1.94%	0.22%	0.95%	2.34%	2.51%	0.24%
Portfolio turnover rate	14.37%	6.60%	9.31%	0.44%	14.37%	6.60%	9.31%	0.44%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

					Real Estate Securities Fund

		Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
				September 4, 2002				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.62	$12.40	$ 9.72	$10.00	$13.50	$12.32	$ 9.72	$10.00	$13.37	$12.22	$ 9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.50	0.57	0.05	0.31	0.53	0.59	0.05	0.29	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	1.04	2.49	2.39	(0.31)	1.03	2.48	2.37	(0.31)	1.02	2.45	2.39	(0.31)

Total gain (loss) from investment operations	1.34	2.99	2.96	(0.26)	1.34	3.01	2.96	(0.26)	1.31	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.24)	(0.43)	(0.27)	(0.02)	(0.27)	(0.49)	(0.35)	(0.02)	(0.24)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—	(1.46)	(1.34)	(0.01)	—	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.70)	(1.77)	(0.28)	(0.02)	(1.73)	(1.83)	(0.36)	(0.02)	(1.70)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$13.26	$13.62	$12.40	$ 9.72	$13.11	$13.50	$12.32	$ 9.72	$12.98	$13.37	$12.22	$ 9.72

TOTAL RETURN	9.11%	25.81%	30.92%	(2.58)%	9.22%	26.30%	30.94%	(2.56)%	9.08%	25.84%	30.66%	(2.59)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$116,494	$69,980	$14,207	$97	$203,159	$156,193	$99,389	$97	$133,555	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.23%	0.50%	0.51%	0.03%	0.08%	0.16%	0.18%	0.01%	0.22%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.23%	0.47%	0.48%	0.03%	0.08%	0.15%	0.15%	0.01%	0.22%	0.45%	0.45%	0.03%
Ratio of net investment income to
average net assets	2.12%	3.88%	4.81%	0.51%	2.26%	4.12%	5.27%	0.53%	2.10%	3.87%	4.80%	0.50%
Portfolio turnover rate	113.25%	348.86%	317.14%	15.45%	113.25%	348.86%	317.14%	15.45%	113.25%	348.86%	317.14%	15.45%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund

	Retirement Class			Institutional Class

	For the Six	For the Years Ended		For the Six
	Months Ended	September 30,		Months Ended	For the Years Ended September 30,
	March 31,			March 31,
	2005 (a)	2004	2003	2005 (a)	2004	2003	2002	2001	2000

	(Unaudited)			(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.08	$8.01	$6.41	$ 8.96	$ 7.96	$ 6.41	$ 8.03	$11.16	$ 9.86

Gain (loss) from investment operations:
Net investment income	0.09(b)	0.10(b)	0.09(b)	0.10(b)	0.14(b)	0.12(b)	0.11(b)	0.10	0.11
Net realized and unrealized gain (loss) on total investments	0.53	1.00	1.54	0.53	0.99	1.52	(1.64)	(2.94)	1.25

Total gain (loss) from investment operations	0.62	1.10	1.63	0.63	1.13	1.64	(1.53)	(2.84)	1.36

Less distributions from:
Net investment income	(0.11)	(0.03)	(0.03)	(0.13)	(0.13)	(0.09)	(0.09)	(0.11)	(0.06)
Net realized gains	(0.04)	—	—	(0.04)	—	—	—	(0.18)	—

Total distributions	(0.15)	(0.03)	(0.03)	(0.17)	(0.13)	(0.09)	(0.09)	(0.29)	(0.06)

Net asset value, end of period	$9.55	$9.08	$8.01	$ 9.42	$ 8.96	$ 7.96	$ 6.41	$ 8.03	$11.16

TOTAL RETURN	6.81%	13.78%	25.42%	6.97%	14.23%	25.89%	(19.34)%	(25.99)%	13.84%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$38,306	$28,870	$8,936	$106,276	$82,778	$50,790	$36,180	$26,460	$29,307
Ratio of expenses to average net assets before expense waiver and reimbursement	0.22%	0.52%	0.48%	0.04%	0.10%	0.13%	0.81%	0.97%	0.90%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.22%	0.44%	0.43%	0.04%	0.08%	0.08%	0.18%	0.18%	0.18%
Ratio of net investment income to average net assets	0.90%	1.15%	1.16%	1.10%	1.54%	1.65%	1.34%	1.12%	1.00%
Portfolio turnover rate	3.28%	6.64%	27.53%	3.28%	6.64%	27.53%	21.71%	4.96%	16.22%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Bond Fund

	Institutional Class

	For the Six
	Months Ended	For the Years Ended September 30,
	March 31,
	2005 (a)	2004	2003	2002	2001	2000

	(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.29	$10.81	$10.72	$10.58	$10.04	$ 9.97

Gain (loss) from investment operations:
Net investment income	0.22(b)	0.41(b)	0.44(b)	0.52(b)	0.61	0.61
Net realized and unrealized gain (loss) on total investments	(0.18)	(0.06)	0.17	0.33	0.67	0.07

Total gain from investment operations	0.04	0.35	0.61	0.85	1.28	0.68

Less distributions from:
Net investment income	(0.21)	(0.42)	(0.44)	(0.52)	(0.61)	(0.61)
Net realized gains	(0.04)	(0.45)	(0.08)	(0.19)	(0.13)	—

Total distributions	(0.25)	(0.87)	(0.52)	(0.71)	(0.74)	(0.61)

Net asset value, end of period	$10.08	$10.29	$10.81	$10.72	$10.58	$10.04

TOTAL RETURN	0.46%	3.46%	5.84%	8.52%	13.21%	7.07%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,190,414	$931,386	$1,429,288	$1,170,560	$304,541	$151,697
Ratio of expenses to average net assets before expense waiver and reimbursement	0.07%	0.14%	0.14%	0.24%	0.30%	0.48%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.07%	0.14%	0.14%	0.19%	0.19%	0.19%
Ratio of net investment income to average net assets	2.10%	3.94%	4.08%	5.16%	5.99%	6.59%
Portfolio turnover rate	38.93%	90.09%	168.77%	181.00%	266.50%	301.93%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Inflation-Linked Bond Fund

	Institutional Class				Retirement Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.75	$10.51	$10.12	$10.00	$10.63	$10.39	$10.12	$10.00

Gain from investment operations:
Net investment income (b)	0.14	0.45	0.37	0.02	0.13	0.49	0.40	0.02
Net realized and unrealized gain on total investments	0.10	0.30	0.31	0.12	0.11	0.24	0.26	0.12

Total gain from investment operations	0.24	0.75	0.68	0.14	0.24	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.14)	(0.42)	(0.29)	(0.02)	(0.18)	(0.40)	(0.39)	(0.02)
Net realized gains	(0.15)	(0.09)	—	—	(0.15)	(0.09)	—	—

Total distributions	(0.29)	(0.51)	(0.29)	(0.02)	(0.33)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.70	$10.75	$10.51	$10.12	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	2.20%	7.36%	6.82%	1.37%	2.24%	7.20%	6.64%	1.36%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$385,206	$382,305	$223,138	$101	$63,490	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	0.07%	0.15%	0.15%	0.01%	0.15%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.07%	0.14%	0.14%	0.01%	0.15%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	1.28%	4.27%	3.56%	0.23%	1.26%	4.67%	3.93%	0.22%
Portfolio turnover rate	160.58%	150.53%	209.51%	0.00%	160.58%	150.53%	209.51%	0.00%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	concluded

	Money Market Fund

	Institutional Class

	For the Six
	Months Ended	For the Years Ended September 30,
	March 31,
	2005 (a)	2004	2003	2002	2001	2000

	(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Gain from investment operations:
Net investment income	0.01	0.01	0.01	0.02	0.05	0.06

Total gain from investment operations	0.01	0.01	0.01	0.02	0.05	0.06

Less distributions from:
Net investment income	(0.01)	(0.01)	(0.01)	(0.02)	(0.05)	(0.06)

Total distributions	(0.01)	(0.01)	(0.01)	(0.02)	(0.05)	(0.06)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

TOTAL RETURN	1.07%	1.10%	1.27%	1.89%	5.16%	6.19%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$179,408	$179,775	$175,247	$188,394	$35,037	$25,293
Ratio of expenses to average net assets before expense waiver and reimbursement	0.04%	0.09%	0.10%	0.28%	0.94%	0.91%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.04%	0.09%	0.09%	0.16%	0.16%	0.16%
Ratio of net investment income to average net assets	1.07%	1.10%	1.27%	1.71%	4.91%	6.00%

(a) The percentages shown for this period are not annualized.

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Notes to financial statements (unaudited) | TIAA-CREF Institutional Mutual Funds

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end management investment company. The Funds currently consist of thirty series (each referred to as a “Fund”). The Growth Equity, Growth & Income, International Equity, Equity Index, Social Choice Equity, Bond and Money Market Funds commenced operations on June 14, 1999 with a seed money investment by Teachers Insurance and Annuity Association of America (“TIAA”). Another sixteen Funds commenced operations on September 4, 2002 with a seed money investment by TIAA. In addition, the Growth & Income, International Equity, and Social Choice Equity Funds opened a Retirement Class on October 1, 2002 with a $100,000 seed money investment in each class by TIAA. The remaining seven Funds labeled TIAA-CREF Lifecycle Funds commenced operations on October 4, 2004 with a seed money investment by TIAA. These Lifecycle Funds are reported under separate cover. At March 31, 2005, TIAA had remaining seed money investment in the Funds as follows:

	Value of TIAA’S Seed Money Investment at March 31, 2005

	Retirement	Institutional	Retail
	Class	Class	Class	Total

Large-Cap Growth Index Fund	$129,927	$729,556	$—	$859,483
Large-Cap Value Index Fund	151,414	—	—	151,414
Mid-Cap Growth Index Fund	163,353	24,786,001	—	24,949,354
Mid-Cap Value Index Fund	169,458	38,534,379	—	38,703,837
Mid-Cap Blend Index Fund	168,019	13,433,597	—	13,601,616
Small-Cap Growth Index Fund	164,311	66,992,769	—	67,157,080
Small-Cap Value Index Fund	165,707	60,361,478	—	60,527,185
Small-Cap Blend Index Fund	160,943	16,415,391	—	16,576,334
International Equity Index Fund	161,087	9,478,179	—	9,639,266
Real Estate Securities Fund	171,877	172,658	13,763,258	14,107,793

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes although any one Fund may not necessarily offer all three classes. The Retirement Class shares are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with TIAA-CREF Individual and Institutional Services, LLC (“Services”), a broker-dealer affiliate of TIAA, in connection with certain employee benefit plans. The Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, FSB, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA. The Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers,

274 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements (unaudited)	continued

Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost method. Investments in registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges. Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as ADR’s and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 275

Notes to financial statements (unaudited)	continued

Dollar roll transactions: Certain of the Funds may enter into dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same issuer and interest rate and substantially similar maturity) on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. Dollar rolls are recorded as financing transactions. Dollar rolls can enhance a Fund’s return by earning a spread between the yield on the underlying securities and short-term interest rates. The use of dollar roll transactions by the Bond Fund results in borrowing requiring the presentation of a statement of cash flows.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Funds to the risk that the transaction may not be consummated.

276 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements (unaudited)	continued

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Growth & Income, Real Estate Securities, and the Inflation-Linked Bond Funds where distributions are declared and paid quarterly; for the Bond Fund where distributions are declared and paid monthly; and for the Money Market Fund where distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclass, and gains on certain equity securities designated and issued by “passive foreign investment companies”.

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute substantially all taxable income each year and comply with various other Code requirements.

Note 2—management agreement

Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Under the terms of a Service Agreement, each Fund Class pays Advisors a monthly fee based on the average daily net assets of each Fund Class for providing transfer agency, accounting and administration services. Various other expenses (including custody, audit, regulatory and trustee fees) are borne directly by the Funds/Classes. Advisors has voluntarily agreed to partially reimburse the Funds for the various other expenses. The total

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 277

Notes to financial statements (unaudited)	continued

reimbursement to the Funds for the six months ended March 31, 2005 was $23,000. Advisors will receive the following annual percentages of each Fund’s / Classes’ average daily net assets for investment management and service agreement fees:

	Investment
	Management
	Fee		Service Agreement Fee

	All	Retirement	Institutional	Retail
	Classes	Class	Class	Class

Growth Equity Fund	0.08%	—	0.04%	—
Growth & Income Fund	0.08%	0.34%	0.04%	—
International Equity Fund	0.09%	0.34%	0.03%	—
Large-Cap Value Fund	0.08%	0.34%	0.04%	0.33%
Mid-Cap Growth Fund	0.08%	0.34%	0.04%	0.33%
Mid-Cap Value Fund	0.08%	0.34%	0.04%	0.33%
Small-Cap Equity Fund	0.08%	0.34%	0.04%	0.19%
Large-Cap Growth Index Fund	0.04%	0.34%	0.02%	—
Large-Cap Value Index Fund	0.04%	0.34%	0.02%	—
Equity Index Fund	0.04%	—	0.02%	—
S&P 500 Index Fund	0.04%	0.34%	0.02%	—
Mid-Cap Growth Index Fund	0.04%	0.34%	0.02%	—
Mid-Cap Value Index Fund	0.04%	0.34%	0.02%	—
Mid-Cap Blend Index Fund	0.04%	0.34%	0.02%	—
Small-Cap Growth Index Fund	0.04%	0.34%	0.02%	—
Small-Cap Value Index Fund	0.04%	0.34%	0.02%	—
Small-Cap Blend Index Fund	0.04%	0.34%	0.02%	—
International Equity Index Fund	0.04%	0.34%	0.03%	—
Real Estate Securities Fund	0.09%	0.34%	0.04%	0.33%
Social Choice Equity Fund	0.04%	0.34%	0.02%	—
Bond Fund	0.08%	—	0.04%	—
Inflation-Linked Bond Fund	0.09%	—	0.03%	0.18%
Money Market Fund	0.04%	—	0.03%	—

278 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements (unaudited)	continued

To limit the Funds’/Classes’ expenses, Advisors has agreed to reimburse the Funds if expenses, as described above, exceed the percentages listed below.

	Retirement	Institutional	Retail
	Class	Class	Class

Growth Equity Fund	—	0.14%	—
Growth & Income Fund	0.44%	0.14%	—
International Equity Fund	0.55%	0.20%	—
Large-Cap Value Fund	0.48%	0.14%	0.44%
Mid-Cap Growth Fund	0.48%	0.15%	0.44%
Mid-Cap Value Fund	0.48%	0.15%	0.44%
Small-Cap Equity Fund	0.48%	0.15%	0.30%
Large-Cap Growth Index Fund	0.42%	0.08%	—
Large-Cap Value Index Fund	0.44%	0.08%	—
Equity Index Fund	—	0.08%	—
S&P 500 Index Fund	0.44%	0.08%	—
Mid-Cap Growth Index Fund	0.44%	0.08%	—
Mid-Cap Value Index Fund	0.44%	0.08%	—
Mid-Cap Blend Index Fund	0.44%	0.08%	—
Small-Cap Growth Index Fund	0.44%	0.08%	—
Small-Cap Value Index Fund	0.44%	0.08%	—
Small-Cap Blend Index Fund	0.44%	0.08%	—
International Equity Index Fund	0.50%	0.15%	—
Real Estate Securities Fund	0.47%	0.16%	0.45%
Social Choice Equity Fund	0.44%	0.10%	—
Bond Fund	—	0.14%	—
Inflation-Linked Bond Fund	—	0.14%	0.30%
Money Market Fund	—	0.09%	—

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 279

Notes to financial statements (unaudited)	continued

Note 3—investments

At March 31, 2005, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
	Appreciation	Depreciation	(Depreciation)

Growth Equity Fund	$4,766,657	$6,642,612	$(1,875,955)
Growth & Income Fund	13,440,363	18,234,873	(4,794,510)
International Equity Fund	83,928,566	7,727,262	76,201,304
Large-Cap Value Fund	32,714,113	10,177,622	22,536,491
Mid-Cap Growth Fund	21,713,049	3,727,715	17,985,334
Mid-Cap Value Fund	31,127,282	5,137,576	25,989,706
Small-Cap Equity Fund	19,020,035	13,152,296	5,867,739
Large-Cap Growth Index Fund	11,149,663	8,240,196	2,909,467
Large-Cap Value Index Fund	40,884,920	2,567,610	38,317,310
Equity Index Fund	150,469,636	12,776,791	137,692,845
S&P 500 Index Fund	38,666,470	7,577,905	31,088,565
Mid-Cap Growth Index Fund	7,778,716	694,495	7,084,221
Mid-Cap Value Index Fund	12,624,073	572,940	12,051,133
Mid-Cap Blend Index Fund	17,753,805	912,046	16,841,759
Small-Cap Growth Index Fund	18,979,933	4,796,393	14,183,540
Small-Cap Value Index Fund	15,878,284	2,427,425	13,450,859
Small-Cap Blend Index Fund	36,439,868	6,175,618	30,264,250
International Equity Index Fund	28,744,833	453,964	28,290,869
Real Estate Securities Fund	16,312,997	17,358,164	(1,045,167)
Social Choice Equity Fund	18,387,489	9,871,034	8,516,455
Bond Fund	5,572,178	14,057,409	(8,485,231)
Inflation-Linked Bond Fund	8,569,093	169,721	8,399,372

At March 31, 2005, the S&P 500 Index Fund held the following open futures contracts:

	Number of			Unrealized
	Contracts	Market Value	Expiration Date	Gain (Loss)

E-mini S&P 500 Index	19	$1,124,705	June 2005	$4,275

280 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements (unaudited)	continued

At March 31, 2005, the following Funds held open forward foreign currency contracts as follows:

		Value of
		Contract When	Value of Contract	Market Value	Unrealized
	Local	Opened (Local	When Opened	of Contract	Gain/(Loss)
	Currency	Currency)	(U.S. Dollars)	(U.S. Dollars)	(U.S. Dollars)

International Equity Fund
Contracts to Sell
Expiring April 5, 2005	GBP	(2,565,496)	$(4,844,939)	$(4,847,757)	$(2,818)

International Equity Index Fund
Contracts to Buy
Expiring April 5, 2005	AUD	3,909,464	$3,015,487	$3,024,166	$8,679
Expiring April 5, 2005	CHF	4,859,096	4,059,734	4,076,765	17,031
Expiring April 5, 2005	DKK	2,041,794	354,811	356,197	1,386
Expiring April 5, 2005	DKK	88,110	15,339	15,371	32
Expiring April 5, 2005	EUR	11,773,163	15,234,238	15,300,990	66,752
Expiring April 5, 2005	EUR	849,855	1,102,347	1,104,515	2,168
Expiring April 5, 2005	GBP	6,379,273	11,991,120	12,054,264	63,144
Expiring April 5, 2005	JPY	1,347,272,112	12,545,017	12,596,037	51,020
Expiring April 5, 2005	NOK	2,431,882	384,767	385,133	366
Expiring April 5, 2005	NZD	108,960	77,325	77,683	358
Expiring April 5, 2005	SEK	9,854,736	1,397,636	1,399,184	1,548
Expiring April 5, 2005	SGD	697,685	422,637	423,019	382

Net unrealized appreciation:					$212,866

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 281

Notes to financial statements (unaudited)	continued

Purchases and sales of securities, other than short-term money market instruments, for the Funds, other than the Money Market Fund, for the six months ended March 31, 2005, were as follows:

	Non-Government	Government	Non-Government	Government
	Purchases	Purchases	Sales	Sales

Growth Equity Fund	$77,463,370	$—	$68,518,955	$—
Growth & Income Fund	675,032,467	—	1,049,139,276	—
International Equity Fund	542,823,888	—	480,686,171	—
Large-Cap Value Fund	382,558,825	—	194,716,146	—
Mid-Cap Growth Fund	103,453,241	—	80,255,960	—
Mid-Cap Value Fund	218,363,634	—	106,913,361	—
Small-Cap Equity Fund	480,577,634	—	411,457,689	—
Large-Cap Growth Index Fund	359,010,754	—	40,162,574	—
Large-Cap Value Index Fund	235,896,736	—	53,381,871	—
Equity Index Fund	99,936,910	—	274,772,871	—
S&P 500 Index Fund	262,085,603	—	52,576,641	—
Mid-Cap Growth Index Fund	746,072	—	993,743	—
Mid-Cap Value Index Fund	2,750,424	—	2,865,998	—
Mid-Cap Blend Index Fund	10,004,489	—	6,313,140	—
Small-Cap Growth Index Fund	15,601,825	—	15,364,658	—
Small-Cap Value Index Fund	13,249,419	—	14,231,681	—
Small-Cap Blend Index Fund	39,809,786	—	39,008,740	—
International Equity Index Fund	72,974,145	—	13,407,608	—
Real Estate Securities Fund	559,053,312	—	457,397,915	—
Social Choice Equity Fund	30,923,280	—	4,393,442	—
Bond Fund	156,250,971	454,665,960	107,081,838	264,966,102
Inflation-Linked Bond Fund	—	790,833,775	—	824,804,590

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds.

282 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements (unaudited)	continued

Note 5—shareholder transactions

	Growth Equity Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Institutional Class:
Subscriptions	$44,866,796	6,815,338	$40,309,361	6,268,706
Reinvestment of distributions	903,312	132,255	553,000	85,604
Exchanges	—	—	(28,092)	(4,352)
Redemptions	(36,505,838)	(5,454,011)	(49,416,094)	(7,655,640)

Net increase (decrease)	$9,264,270	1,493,582	$(8,581,825)	(1,305,682)

	Growth & Income Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$12,073,522	1,391,787	$28,381,591	3,475,963
Reinvestment of distributions	363,969	41,494	258,069	31,374
Redemptions	(3,555,896)	(409,993)	(1,609,115)	(196,803)

Net increase	$8,881,595	1,023,288	$27,030,545	3,310,534

Institutional Class:
Subscriptions	$82,690,398	9,626,158	$220,573,422	27,168,987
Reinvestment of distributions	6,185,093	707,223	7,852,376	958,729
Exchanges	—	—	(77,499)	(9,481)
Redemptions (Note 8)	(482,399,098)	(55,352,143)	(161,390,654)	(19,689,627)

Net increase (decrease)	$(393,523,607)	(45,018,762)	$66,957,645	8,428,608

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 283

Notes to financial statements (unaudited)	continued

	International Equity Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$137,599,013	12,172,998	$108,024,691	10,632,008
Reinvestment of distributions	6,914,417	618,463	37,317	3,721
Redemptions	(46,329,372)	(4,134,479)	(44,281,225)	(4,394,421)

Net increase	$98,184,058	8,656,982	$63,780,783	6,241,308

Institutional Class:
Subscriptions	$69,432,959	6,263,910	$168,837,193	16,812,059
Reinvestment of distributions	31,946,874	2,928,208	5,524,078	563,107
Exchanges	—	—	(70,883)	(6,903)
Redemptions	(97,078,804)	(8,732,538)	(93,566,039)	(9,168,654)

Net increase	$4,301,029	459,580	$80,724,349	8,199,609

	Large-Cap Value Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$67,886,116	4,807,486	$68,330,772	5,240,334
Reinvestment of distributions	7,925,237	560,087	1,106,174	87,514
Redemptions	(11,661,846)	(835,175)	(13,452,140)	(1,019,498)

Net increase	$64,149,507	4,532,398	$55,984,806	4,308,350

Institutional Class:
Subscriptions	$120,285,033	8,516,253	$15,538,789	1,205,912
Reinvestment of distributions	466,404	33,102	102,938	8,169
Redemptions	(1,815,975)	(128,363)	(2,053,631)	(159,014)

Net increase	$118,935,462	8,420,992	$13,588,096	1,055,067

Retail Class:
Subscriptions	$15,690,415	1,132,335	$17,697,831	1,384,632
Reinvestment of distributions	12,711,732	915,641	5,581,846	447,090
Exchanges	4,409,801	321,371	17,068,267	1,298,327
Redemptions	(6,730,072)	(480,761)	(2,447,926)	(186,815)

Net increase	$26,081,876	1,888,586	$37,900,018	2,943,234

284 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements (unaudited)	continued

		Mid-Cap Growth Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$23,549,427	1,532,236	$68,219,765	4,699,551
Reinvestment of distributions	3,722,900	238,189	1,648,689	116,350
Redemptions	(10,958,512)	(722,846)	(21,682,610)	(1,540,986)

Net increase	$16,313,815	1,047,579	$48,185,844	3,274,915

Institutional Class:
Subscriptions (Note 8)	$14,372,190	936,395	2,203,613	153,729
Reinvestment of distributions	79,187	5,041	27,672	1,949
Redemptions	(214,572)	(14,106)	(619,865)	(42,965)

Net increase	$14,236,805	927,330	1,611,420	112,713

Retail Class:
Subscriptions	$5,675,439	370,198	$25,836,844	1,792,547
Reinvestment of distributions	2,150,315	137,332	1,221,595	86,257
Exchanges	(3,232,494)	(216,655)	3,359,516	219,016
Redemptions	(3,729,595)	(247,266)	(5,501,760)	(385,710)

Net increase	$863,665	43,609	$24,916,195	1,712,110

	Mid-Cap Value Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$91,380,040	5,770,958	$84,790,753	6,129,080
Reinvestment of distributions	6,496,574	404,771	1,210,066	90,506
Redemptions	(10,884,824)	(681,744)	(15,524,190)	(1,114,591)

Net increase	$86,991,790	5,493,985	$70,476,629	5,104,995

Institutional Class:
Subscriptions	$14,907,900	944,951	$3,895,131	283,019
Reinvestment of distributions	144,605	9,004	76,386	5,705
Redemptions	(757,641)	(48,467)	(910,938)	(65,191)

Net increase	$14,294,864	905,488	$3,060,579	223,533

Retail Class:
Subscriptions	$12,923,492	828,037	$17,732,643	1,297,543
Reinvestment of distributions	2,506,619	157,928	780,846	58,936
Exchanges	12,427,076	791,889	13,250,783	965,460
Redemptions	(2,964,659)	(191,014)	(3,601,360)	(260,782)

Net increase	$24,892,528	1,586,840	$28,162,912	2,061,157

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 285

Notes to financial statements (unaudited)	continued

	Small-Cap Equity Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$61,004,117	4,031,070	$121,058,196	8,589,669
Reinvestment of distributions	7,697,878	497,600	3,788,891	277,371
Redemptions	(36,043,088)	(2,410,671)	(40,007,801)	(2,966,741)

Net increase	$32,658,907	2,117,999	$84,839,286	5,900,299

Institutional Class:
Subscriptions	$47,993,053	3,221,739	$28,588,554	2,055,677
Reinvestment of distributions	1,789,247	114,990	1,168,635	85,239
Redemptions	(3,127,484)	(206,382)	(6,032,530)	(435,171)

Net increase	$46,654,816	3,130,347	$23,724,659	1,705,745

Retail Class:
Subscriptions	$7,176,105	479,866	$22,421,679	1,608,422
Reinvestment of distributions	3,493,722	226,920	2,869,958	211,013
Exchanges	(2,618,078)	(178,502)	9,837,058	676,736
Redemptions	(5,690,737)	(380,082)	(4,808,606)	(346,917)

Net increase	$2,361,012	148,202	$30,320,089	2,149,254

	Large-Cap Growth Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$2,597,440	236,237	$19,143,418	1,794,112
Reinvestment of distributions	444,980	39,484	33,376	3,070
Redemptions	(1,753,506)	(160,147)	(780,082)	(71,150)

Net increase	$1,288,914	115,574	$18,396,712	1,726,032

Institutional Class:
Seed money redemptions	$(4,881,000)	(448,092)	$(25,437,000)	(2,314,112)
Subscriptions (Note 8)	363,019,741	33,693,111	27,693,155	2,519,403
Reinvestment of distributions	753,429	67,816	5,145,089	478,168
Exchanges	—	—	24,311	2,274
Redemptions	(40,589,231)	(3,846,599)	(2,736,597)	(250,524)

Net increase	$318,302,939	29,466,236	$4,688,958	435,209

286 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements (unaudited)	continued

	Large-Cap Value Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$270,000	19,428	$20,330	1,626
Reinvestment of distributions	12,807	929	7,756	625
Redemptions	(7,077)	(511)	(14,038)	(1,135)

Net increase	$275,730	19,846	$14,048	1,116

Institutional Class:
Seed money redemptions	$—	—	$(20,743,148)	(1,676,341)
Subscriptions (Note 8)	223,837,695	16,532,020	76,547,326	6,065,149
Reinvestment of distributions	6,668,431	485,327	4,531,554	366,927
Exchanges	—	—	4,049	324
Redemptions	(43,130,853)	(3,182,421)	(21,321,969)	(1,671,018)

Net increase	$187,375,273	13,834,926	$39,017,812	3,085,041

	Equity Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Institutional Class:
Subscriptions	$196,916,886	20,971,473	$331,159,781	37,893,213
Reinvestment of distributions	11,064,982	1,152,598	19,868,882	2,283,780
Exchanges	—	—	(7,879)	(886)
Redemptions (Note 8)	(387,993,476)	(41,544,489)	(1,047,747,818)	(121,467,726)

Net decrease	$(180,011,608)	(19,420,418)	$(696,727,034)	(81,291,619)

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 287

Notes to financial statements (unaudited)	continued

	S&P 500 Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$57,179,529	4,229,380	$52,420,025	4,094,161
Reinvestment of distributions	1,834,726	133,241	100,603	7,878
Redemptions	(36,107,888)	(2,670,694)	(12,628,716)	(980,532)

Net increase	$22,906,367	1,691,927	$39,891,912	3,121,507

Institutional Class:
Seed money redemptions	$—	—	(29,559,528)	(2,352,318)
Subscriptions (Note 8)	206,465,905	15,487,904	$139,310,526	10,908,280
Reinvestment of distributions	4,499,272	327,936	963,580	75,813
Exchanges	—	—	66,317	5,201
Redemptions	(15,675,529)	(1,165,051)	(31,221,387)	(2,398,074)

Net increase	$195,289,648	14,650,789	$79,559,508	6,238,902

	Mid-Cap Growth Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$5,224	391	$63,339	4,734
Reinvestment of distributions	36,767	2,781	42,267	3,325
Redemptions	(1,352)	(106)	(62,524)	(4,770)

Net increase	$40,639	3,066	$43,082	3,289

Institutional Class:
Seed money redemptions	$(339,000)	(24,689)	$(1,036,000)	(76,608)
Subscriptions	362,500	26,926	758,554	56,618
Reinvestment of distributions	2,371,673	179,129	2,855,448	224,837
Redemptions	(165,776)	(12,527)	(49,390)	(3,683)

Net increase	$2,229,397	168,839	$2,528,612	201,164

288 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements (unaudited)	continued

	Mid-Cap Value Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$25,186	1,618	$(98,292)	(9,129)
Reinvestment of distributions	18,676	1,257	5,967	456
Redemptions	(1,696)	(114)	(45,274)	(3,381)

Net increase (decrease)	$42,166	2,761	$(137,599)	(12,054)

Institutional Class:
Seed money redemptions	$(571,000)	(37,750)	$(1,315,000)	(100,110)
Subscriptions	660,500	43,680	1,206,302	91,522
Reinvestment of distributions	2,974,868	200,328	1,298,757	99,445
Redemptions	(225,824)	(15,065)	(120,662)	(8,049)

Net increase	$2,838,544	191,193	$1,069,397	82,808

	Mid-Cap Blend Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$3,597,830	240,023	$318,447	23,241
Reinvestment of distributions	50,992	3,320	13,405	985
Redemptions	(149,846)	(9,855)	(77,609)	(5,540)

Net increase	$3,498,976	233,488	$254,243	18,686

Institutional Class:
Seed money redemptions	$(2,371,000)	(156,279)	$(14,273,000)	(1,032,462)
Subscriptions	7,371,866	486,320	19,795,536	1,435,893
Reinvestment of distributions	845,737	55,349	893,355	65,882
Redemptions	(2,693,467)	(177,742)	(2,701,943)	(194,990)

Net increase	$3,153,136	207,648	$3,713,948	274,323

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 289

Notes to financial statements (unaudited)	continued

	Small-Cap Growth Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$6,239,301	426,713	$7,186,412	502,522
Reinvestment of distributions	42,048	2,803	11,170	789
Redemptions	(5,328,238)	(363,246)	(7,121,546)	(497,553)

Net increase	$953,111	66,270	$76,036	5,758

Institutional Class:
Seed money redemptions	$(50,000)	(3,294)	$(2,289,000)	(161,180)
Subscriptions	200,350	14,363	416,910	28,879
Reinvestment of distributions	8,157,474	572,053	3,691,303	260,869
Redemptions	(272,875)	(19,247)	(259,642)	(17,892)

Net increase	$8,034,949	563,875	$1,559,571	110,676

	Small-Cap Value Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$4,779,270	338,149	$3,374,985	250,877
Reinvestment of distributions	94,383	6,756	12,267	930
Redemptions	(4,053,655)	(289,522)	(3,309,618)	(246,032)

Net increase	$819,998	55,383	$77,634	5,775

Institutional Class:
Seed money redemptions	$(1,310,000)	(88,630)	$(3,356,000)	(252,152)
Subscriptions	1,643,000	113,192	2,276,098	170,420
Reinvestment of distributions	8,199,307	592,008	4,487,195	340,455
Redemptions	(1,546,343)	(114,826)	(345,323)	(21,899)

Net increase	$6,985,964	501,744	$3,061,970	236,824

290 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements (unaudited)	continued

	Small-Cap Blend Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$48,610	3,197	$208,436	15,012
Reinvestment of distributions	28,329	1,860	12,757	910
Redemptions	(23,841)	(1,619)	(76,643)	(5,313)

Net increase	$53,098	3,438	$144,550	10,609

Institutional Class:
Seed money redemptions	$(2,827,000)	(185,699)	$(31,950,000)	(2,286,420)
Subscriptions	28,902,847	1,973,506	55,347,872	3,917,081
Reinvestment of distributions	8,812,379	578,998	4,628,754	330,862
Redemptions	(24,188,457)	(1,695,862)	(16,461,117)	(1,134,666)

Net increase	$10,699,769	670,943	$11,565,509	826,857

	International Equity Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$832,825	55,185	$641,541	47,432
Reinvestment of distributions	28,617	1,869	3,185	246
Redemptions	(1,161,891)	(76,677)	(518)	(39)

Net increase (decrease)	$(300,449)	(19,623)	$644,208	47,639

Institutional Class:
Seed money redemptions	$(4,473,000)	(299,602)	$(55,061,000)	(4,139,136)
Subscriptions	116,175,754	7,679,767	54,740,586	4,114,417
Reinvestment of distributions	1,510,442	99,699	1,711,167	131,828
Exchanges	—	—	82,331	6,099
Redemptions	(50,841,863)	(3,360,177)	(2,577,912)	(191,953)

Net increase (decrease)	$62,371,333	4,119,687	$(1,104,828)	(78,745)

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 291

Notes to financial statements (unaudited)	continued

	Real Estate Securities Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$53,668,820	3,732,554	$87,592,242	6,721,257
Reinvestment of distributions	13,161,307	930,219	4,495,416	359,738
Redemptions	(13,876,149)	(1,011,911)	(38,490,456)	(3,090,343)

Net increase	$52,953,978	3,650,862	$53,597,202	3,990,652

Institutional Class:
Subscriptions	$60,474,855	4,516,663	$77,062,195	6,076,287
Reinvestment of distributions	15,564,489	1,113,390	12,251,013	996,688
Exchanges	—	—	3,067	260
Redemptions	(22,878,280)	(1,705,526)	(46,451,130)	(3,571,259)

Net increase	$53,161,064	3,924,527	$42,865,145	3,501,976

Retail Class:
Seed money redemptions	$—	—	$(10,000,000)	(794,912)
Subscriptions	28,949,846	2,083,232	64,825,462	5,074,740
Reinvestment of distributions	15,662,272	1,129,720	8,437,757	694,020
Exchanges	2,886,548	173,299	9,031,534	660,114
Redemptions	(15,475,440)	(1,149,925)	(23,711,783)	(1,886,188)

Net increase	$32,023,226	2,236,326	$48,582,970	3,747,774

	Social Choice Equity Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$10,256,574	1,068,340	$21,466,222	2,385,065
Reinvestment of distributions	536,549	54,417	51,990	5,822
Redemptions	(2,774,798)	(287,518)	(2,948,785)	(328,591)

Net increase	$8,018,325	835,239	$18,569,427	2,062,296

Institutional Class:
Subscriptions	$18,962,890	2,041,910	$30,118,599	3,405,478
Reinvestment of distributions	1,508,826	155,070	642,990	73,150
Redemptions	(1,471,786)	(154,861)	(5,514,178)	(626,290)

Net increase	$18,999,930	2,042,119	$25,247,411	2,852,338

292 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements (unaudited)	continued

	Bond Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Institutional Class:
Subscriptions	$508,098,604	50,136,279	$407,305,489	39,163,261
Reinvestment of distributions	22,256,948	2,182,178	58,218,624	5,655,826
Exchanges	—	—	(393,679)	(37,637)
Redemptions	(249,299,008)	(24,746,749)	(918,327,906)	(86,487,213)

Net increase (decrease)	$281,056,544	27,571,708	$(453,197,472)	(41,705,763)

	Inflation-Linked Bond Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Institutional Class:
Seed money redemptions	$—	—	$(114,884)	(10,482)
Subscriptions	152,664,231	14,218,492	250,218,699	23,411,152
Reinvestment of distributions	10,500,302	982,292	14,582,034	1,381,350
Exchanges	—	—	10,892	988
Redemptions	(156,815,734)	(14,763,425)	(112,672,812)	(10,452,289)

Net increase	$6,348,799	437,359	$152,023,929	14,330,719

Retail Class:
Subscriptions	$12,700,820	1,191,745	$68,415,011	6,474,365
Reinvestment of distributions	1,629,454	154,828	2,688,349	257,864
Exchanges	4,742,273	445,073	6,862,441	640,348
Redemptions	(51,108,499)	(4,749,840)	(3,488,257)	(331,590)

Net increase (decrease)	$(32,035,952)	(2,958,194)	$74,477,544	7,040,987

	Money Market Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Institutional Class:
Subscriptions	$38,972,793	38,972,793	$135,606,728	135,606,728
Reinvestment of distributions	2,014,069	2,014,069	1,788,218	1,788,218
Exchanges	—	—	377,582	377,582
Redemptions	(41,353,394)	(41,353,394)	(133,245,429)	(133,245,429)

Net increase (decrease)	$(366,532)	(366,532)	$4,527,099	4,527,099

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 293

Notes to financial statements (unaudited)	continued

Note 6—distributions to shareholders

The tax character of distributions paid to shareholders during the year ended September 30, 2004 were as follows:

	For the Year Ended September 30, 2004

	Ordinary Income	Long-term Capital Gain	Total

Growth Equity Fund	$956,725	$—	$956,725
Growth & Income Fund	9,033,183	—	9,033,183
International Equity Fund	7,331,735	—	7,331,735
Large-Cap Value Fund	7,513,623	296,899	7,810,522
Mid-Cap Growth Fund	2,443,048	543,630	2,986,678
Mid-Cap Value Fund	2,230,692	25,397	2,256,089
Small-Cap Equity Fund	7,773,988	1,151,966	8,925,954
Large-Cap Growth Index Fund	2,553,295	3,514,966	6,068,261
Large-Cap Value Index Fund	4,942,569	35,762	4,978,331
Equity Index Fund	25,158,332	—	25,158,332
S&P 500 Index Fund	1,356,702	—	1,356,702
Mid-Cap Growth Index Fund	2,117,660	927,532	3,045,192
Mid-Cap Value Index Fund	1,361,713	30,378	1,392,091
Mid-Cap Blend Index Fund	1,680,233	26,672	1,706,905
Small-Cap Growth Index Fund	3,518,377	278,568	3,796,945
Small-Cap Value Index Fund	4,881,828	64,351	4,946,179
Small-Cap Blend Index Fund	5,095,154	122,972	5,218,126
International Equity Index Fund	2,009,463	15,121	2,024,584
Real Estate Securities Fund	30,433,252	469,655	30,902,907
Social Choice Equity Fund	922,721	—	922,721
Bond Fund	70,421,192	4,558,311	74,979,503
Inflation-Linked Bond Fund	17,875,397	607,518	18,482,915
Money Market Fund	1,798,115	—	1,798,115

The tax character of the fiscal year 2005 distributions will be determined at the end of the fiscal year.

Note 7—line of credit

Each of the Funds, except the Bond and Money Market Funds, participate in a $2.25 billion unsecured revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. During the six months ended March 31, 2005, the

294 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements (unaudited)	concluded

Growth & Income Fund borrowed under this facility. The average daily loan balance during the five day period for which the loan was outstanding amounted to $17 million and the weighted average interest rate was 2.66% . The related interest expense was $6,281. During the six months ended March 31, 2005, the Equity Index Fund borrowed under this facility. The average daily loan balance during the one day for which the loan was outstanding amounted to $150 million and the weighted average interest rate was 2.66% . The related interest expense was $11,083. For the six months ended March 31, 2005, there were no other borrowings under this credit facility by the Funds.

The Bond Fund participates in a letter of credit agreement in the amount of $3 million for the purpose of facilitating the settlement of transactions in the mortgage-backed securities market. For the six months ended March 31, 2005, there were no drawdowns under this agreement.

Note 8—in-kind transactions

For the six months ended March 31, 2005, the Institutional Class of the following Funds had in-kind transactions consisting of marketable securities, which are included in subscriptions and redemptions in shareholder transactions in Note 5:

in-kind redemptions

Growth & Income Fund	$61,468,036
Equity Index Fund	66,283,983

in-kind subscriptions

Mid-Cap Growth Fund	$1,310,100
S&P 500 Index Fund	62,764,341
Large-Cap Value Index Fund	12,211,226
Large-Cap Growth Index Fund	51,466,352

2005 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 295

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Printed on recycled paper	A10844
C33266	05/05

2005 SEMIANNUAL REPORT

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS

RETIREMENT CLASS

MARCH 31, 2005
Financial statements (unaudited) including summary portfolios of investments

Growth & Income	Mid-Cap Growth Index
International Equity	Mid-Cap Value Index
Large-Cap Value	Mid-Cap Blend Index
Mid-Cap Growth	Small-Cap Growth Index
Mid-Cap Value	Small-Cap Value Index
Small-Cap Equity	Small-Cap Blend Index
Large-Cap Growth Index	International Equity Index
Large-Cap Value Index	Real Estate Securities
S&P 500 Index	Social Choice Equity

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PERFORMANCE OVERVIEW AS OF MARCH 31, 2005

		Average annual compound rates
		of total return

Retirement Class	Inception date	1 year	Since inception
EQUITIES
Growth & Income Fund	10/1/2002	5.67%	15.97%
International Equity Fund	10/1/2002	12.20	25.08
Large-Cap Value Fund	10/1/2002	13.92	24.41
Mid-Cap Growth Fund	10/1/2002	9.52	26.97
Mid-Cap Value Fund	10/1/2002	19.11	30.52
Small-Cap Equity Fund	10/1/2002	5.97	25.78
Large-Cap Growth Index Fund	10/1/2002	0.55	14.35
Large-Cap Value Index Fund	10/1/2002	12.67	21.72
S&P 500 Index Fund	10/1/2002	6.20	17.44
Mid-Cap Growth Index Fund	10/1/2002	7.82	24.99
Mid-Cap Value Index Fund	10/1/2002	17.80	27.11
Mid-Cap Blend Index Fund	10/1/2002	13.52	26.24
Small-Cap Growth Index Fund	10/1/2002	5.25	25.44
Small-Cap Value Index Fund	10/1/2002	9.56	25.98
Small-Cap Blend Index Fund	10/1/2002	4.96	24.46
International Equity Index Fund	10/1/2002	14.59	25.04
Real Estate Securities Fund	10/1/2002	10.57	26.41
Social Choice Equity Fund	10/1/2002	5.64	18.35

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

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     We want to remind you that, beginning with the 2004 Annual Report, which was published at the end of November, the financial reports for the TIAA-CREF Institutional Mutual Funds list each fund’s 50 largest holdings or any holding that constitutes more than 1% of a fund’s portfolio. A complete list of each fund’s holdings is on file with the Securities and Exchange Commission. For details on how to obtain this information, please see page four.

     As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit the Web Center at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Contents

Report to investors	2	Small-Cap Growth Index Fund	57
		Small-Cap Value Index Fund	61
More information for investors	4	Small-Cap Blend Index Fund	65
		International Equity Index Fund	69
Special terms	5	Real Estate Securities Fund	73
		Social Choice Equity Fund	77
Understanding investment risk	6
		Summary portfolios of investments	81
Important information about expenses	8
		Financial statements
Fund performance		Statements of assets and liabilities	158
Growth & Income Fund	9	Statements of operations	164
International Equity Fund	13	Statements of changes in net assets	170
Large-Cap Value Fund	17	Financial highlights	182
Mid-Cap Growth Fund	21	Notes to financial statements	218
Mid-Cap Value Fund	25
Small-Cap Equity Fund	29	How to reach us	Inside back cover
Large-Cap Growth Index Fund	33
Large-Cap Value Index Fund	37
S&P 500 Index Fund	41
Mid-Cap Growth Index Fund	45
Mid-Cap Value Index Fund	49
Mid-Cap Blend Index Fund	53

Report to investors

The following report contains the performance and financial statements for the Retirement Share Class of the TIAA-CREF Institutional Mutual Funds for the six-month period that ended on March 31, 2005. The financial statements include information about other share classes, which are not the subject of this report.

In our continuing efforts to provide the best possible investment performance for our clients, TIAA-CREF has developed an approach to investing that is grounded in three key principles.

     Because we believe that the most important element of a successful investment plan is a well-crafted and consistently executed asset allocation plan, TIAA-CREF Institutional Mutual Funds offer funds that remain true to their stated investment objectives; each one maintains pure exposure to the asset class it invests in.

     We also believe that funds achieve better results by remaining fully invested in the market at all times rather than by moving into and out of the market in response to its ups and downs. The fourth quarter of 2004, which produced the lion’s share of the last year’s advance in the U.S. stock market, shows how gains can be concentrated in fleeting periods.

     Finally, we believe that close attention to expenses is crucial to achieving favorable long-term investment performance.

     Periods of changing market conditions, such as the six-month period that ended March 31, 2005, represent an opportunity to evaluate the effectiveness of our strategies in comparison to alternative approaches. During this period, both equity and bond markets experienced reversals caused by wide swings in investor sentiment.

     In the fourth quarter of 2004, stock markets rose sharply. The Russell 3000® Index, which measures a broad range of U.S. stocks, was up 10.16%, and the Morgan Stanley EAFE® Index, which tracks many foreign markets, rose 15.21%. The investment-grade bond market, as measured by the Lehman Brothers U.S. Aggregate Index, returned 0.95%.

     During the first quarter of 2005, prospects for economic growth weakened, and the Russell 3000 gave back 2.20%. Foreign stocks lost 0.17%. Higher bond yields pushed bond prices down, and the Lehman index posted a 0.48% drop.

     Over this six-month period, our funds delivered competitive returns in nearly every category. Of the 18 funds in the TIAA-CREF Institutional Mutual Funds Retirement Share Class, nine posted double-digit returns, while the Russell 3000 returned 7.73%.

     TIAA-CREF Institutional Mutual Funds provide investors with a choice of active, indexed and socially screened investment strategies. Many of our active funds utilize an integrated

2 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Scott C. Evans
Executive Vice President and
Chief Investment Officer

approach to portfolio construction that combines research-based stock selection techniques with quantitative risk-management methods, seeking to outperform their benchmarks within carefully managed levels of risk.

     Of the five funds that use this integrated approach, the Mid-Cap Value Fund provided the highest degree of outperformance, returning 17.04%, versus 14.34% for its benchmark, the Russell Midcap® Value Index, and the 10.81% return for the fund’s peers in the Morningstar Mid-Cap Value category. Three of the other four funds using this integrated approach beat their benchmarks, and all four outperformed their Morningstar peers.

     The Small-Cap Equity Fund, which uses a purely quantitative approach to stock selection and portfolio construction, realized returns that were slightly below its benchmark after taking fund expenses into account.

     Some investors prefer to invest in funds that utilize passive investment strategies that seek to match the performance of their benchmarks as closely as possible while maintaining the lowest possible costs. All ten of our index funds closely tracked their benchmarks’ returns, minus the effects of expenses.

     The Social Choice Equity Fund underperformed its benchmark, the Russell 3000 Index, primarily because its social screens prevented the fund from owning a number of oil and energy sector stocks that performed exceptionally well over the previous six months.

     The following pages provide a detailed explanation of how each fund performed. As their returns during this recent period shows, our funds can deliver solid performance under a variety of market conditions. While this is no guarantee of future results, our funds will always provide well-focused components for a wide range of allocation strategies. By ensuring that each of our funds stays true to its objective, we enable your allocation strategies to stay on track.

Scott C. Evans
Executive Vice President and
Chief Investment Officer
2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 3

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

     You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statement of Investments”) as of the most recently completed fiscal quarter (currently for the period ended March 31, 2005) in the following ways:

• by visiting the TIAA-CREF Web Center at www.tiaa-cref.org; or

• by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

For the period ended March 31, 2005, and for other reporting periods, you can also obtain a complete listing of TIAA-CREF Institutional Mutual Funds’ holdings on Form N-CSR (for periods ended either March 31 or September 30) or on Form N-Q (for the most recently completed fiscal quarter, either June 30 or December 31):

• through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s Web site at www.sec.gov; or

• at the SEC’s Public Reference Room (call 800 SEC-0330 for more information).

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our Web Center at www.tiaa-cref.org or on the SEC Web site at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our Web Center or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by e-mail, using the Contact/Help link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by Teachers Advisors, Inc.’s portfolio management teams, whose members are responsible for the day-to-day operations of the funds.

4 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Special terms

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be compared to the performance of an investment.*

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Overweight holding refers to a security whose percentage of a fund is larger, in terms of market capitalization, than the security’s percentage of that fund’s benchmark, in terms of market capitalization. Fund managers may overweight those securities they think will produce higher returns than the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance is compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income” investments) or other investments.

Total return is the amount, expressed as a percentage, that an investment provides to investors after expenses are deducted. Total return includes any interest or dividends, as well as any change in the market value of the fund’s holdings.

Underweight holding refers to a security whose percentage of a fund is smaller, in terms of market capitalization, than the security’s percentage of that fund’s benchmark, in terms of market capitalization. Fund managers may underweight those securities they think will produce lower returns than the benchmark. See also “Overweight holding.”

*	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 5

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

     Some risks apply to all investments; others affect only particular types of securities. For example, any publicly traded security, such as a stock or a bond, may be hard to sell in certain market conditions; this is referred to as “market risk.” Credit risk, on the other hand—the risk that a company may be unable to pay interest, or to repay principal, on its bonds—does not apply to stocks.

     In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, interest-rate risk, credit risk, prepayment and extension risk, and income volatility risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

     The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund. We hope this information will help you make the investment choices best suited to your financial situation.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any period of time. Although the fund attempts to closely track the investment performance of the index, it may not duplicate the composition of this

6 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

index. In addition, the fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or the income of a fund may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment and extension risk is the risk of a decline in value arising from changes in duration for certain fixed-income securities that allow for prepayment or extension.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund may not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s growth-investing or value-investing style may be out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 7

Important information about expenses

DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

  Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemp- tion fees or exchange fees.
  However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the Performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

     Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for
comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

     Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Growth & Income Fund | Dividend-paying stocks

DISCUSSION

Performance in the six months
ended March 31, 2005

The Growth & Income Fund returned 7.27% for the Retirement Share Class, topping the fund’s benchmark, the S&P 500® Index, which returned 6.88%, and the 7.14% average return of similar funds, as measured by the Morningstar Large Blend category.

Large caps trail the broader market

In the six months ended March 31, 2005, the large-cap stocks of the S&P 500 lagged the overall U.S. stock market. The Russell 3000® Index, which includes stocks of all sizes, rose 7.73%. The Russell’s slightly higher return was made possible by the superior performance of small-and mid-cap stocks, compared with that of large caps. Most of the gains of large-cap stocks and of the broader market occurred in the fourth quarter of 2004, when U.S. equities surged.

Stock selections lift the fund above
the benchmark

The fund’s return outpaced the benchmark on the strength of individual stock selections. Relative performance was helped primarily by overweight positions in a number of stocks that outperformed the benchmark index, including ExxonMobil and agricultural-supply giant Monsanto, which was the fund’s best-performing stock. The fund also benefited from positions in network storage products maker Emulex and semiconductor/communications equipment manufacturer Marvell Technology, two stocks not included in the benchmark.

     The biggest detractors from relative performance included an underweight in ConocoPhillips—an energy company that advanced amid soaring oil prices—and overweights in two technology companies, Sun Microsystems and Computer Sciences, that did not perform as anticipated.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 9

Growth & Income Fund | Dividend-paying stocks

Investment objective

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TRGIX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Growth & Income Fund
Retirement Class	5.67%	15.97%	7.27%	44.86%
Benchmark:
S&P 500 Index[2]	6.69	18.04	6.88	51.40
Peer group:
Morningstar Large Blend	5.79	16.47	7.14	46.62

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

10 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $14,486 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 14.25%, for the quarter ended June 30, 2003
Worst quarter: –3.74%, for the quarter ended March 31, 2003

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 11

Growth & Income Fund | Dividend-paying stocks

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,072.70	$2.28
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$47.05 million
Large: over $5 billion	88.13
Middle: $1 billion–$5 billion	9.30
Small: under $1 billion	2.57

Total	100.00

12 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

International Equity Fund | Foreign stocks

DISCUSSION

Performance in the six months
ended March 31, 2005

The International Equity Fund returned 14.23% for the Retirement Share Class, compared with 15.13% for the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 13.70% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks extend winning streak

Foreign stocks again outperformed domestic issues, as they did in the previous reporting period. The 15.13% rise in the EAFE index was nearly double the 7.73% return of the Russell 3000® Index, which measures the broad U.S. stock market.

     Most of the EAFE’s gains occurred in the fourth quarter of 2004, when the index climbed 15.32% in dollar terms. In the first quarter of 2005, both foreign and domestic markets lost their positive momentum, as investors reacted to higher oil prices, rising interest rates and the threat of inflation. The EAFE declined 0.17% in the quarter, while the Russell 3000 fell 2.20%.

     Currency factors again had a sig-nificant impact on the performance of foreign stocks. In the fourth quarter of 2004, the dollar’s weakness versus the pound, yen and euro boosted the EAFE’s returns in dollar terms. In the first quarter of 2005, the dollar rebounded sharply, converting the 3.36% gain the index made in local currency terms to a loss of 0.17% in dollars.

Effects of individual stock selections

The net result of the fund’s individual stock selections was to reduce performance, relative to the benchmark. These included overweight holdings in several stocks that did not perform as anticipated, such as Swiss semiconductor maker STMicroelectronics, Italian automobile manufacturer Fiat and Swiss conglomerate ABB Ltd. Smaller-than-benchmark weightings in Credit Suisse Group and British oil giant Shell also reduced the fund’s return.

     These negative effects were partly offset by positive contributions from overweight holdings in several well-performing companies, including German stock exchange operator Deutsche Börse, French construction and engineering firm Vinci, and French hotel operator Accor. The fund also benefited from not holding Irish biotechnology firm Elan and Swiss pharmaceutical company Roche, both of which underperformed the benchmark.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 13

International Equity Fund | Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including foreign investment risks and small-cap risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside of North America. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TRERX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

International Equity Fund
Retirement Class	12.20%	25.08%	14.23%	75.01%
Benchmark:
Morgan Stanley EAFE Index[2]	15.06	25.67	15.13	77.11
Peer group:
Morningstar Foreign Large Blend	12.48	22.20	13.70	65.28

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

14 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,501 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 17.98%, for the quarter ended December 31, 2003
Worst quarter: –7.40%, for the quarter ended March 31, 2003

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 15

International Equity Fund | Foreign stocks

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,142.30	$2.89
5% annual hypothetical return	1,000.00	1,022.27 ‡	2.73

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.55%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Percent of
Country	invested assets

Japan	22.3
United Kingdom	19.0
Switzerland	14.7
France	10.2
Germany	6.9
Italy	5.5
Australia	5.3
Spain	4.0
18 other nations	12.3
Short-term investments	–0.2

Total	100.0

Portfolio breakdown by company size

Percent of
Capitalization as of 3/31/2005	net assets

Large: over $5 billion	74.38
Middle: $1 billion–$5 billion	18.77
Small: under $1 billion	6.85

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (3/31/2005)	$181.45 million

16 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Value Fund | Value stocks of larger companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Large-Cap Value Fund returned 11.88% for the Retirement Share Class, outpacing both the 10.48% return of its benchmark, the Russell 1000® Value Index, and the 8.39% average return of similar funds, as measured by the Morningstar Large Value category.

Value maintains its lead

During the six-month period, value stocks continued to outperform growth issues, as they had during the twelve months ended September 30, 2004. The Russell 3000® Value Index, which tracks value stocks of all sizes, advanced 10.32%, more than double the 4.92% return of its growth counterpart, the Russell 3000 Growth Index. These two indexes are subsets of the Russell 3000, a broad measure of the domestic stock market.

     Among value stocks, the 10.48% return of the Russell 1000 Value Index trailed the 14.34% return of the Russell Midcap® Value Index but outpaced the 8.70% gain of the small-cap Russell 2000® Value Index.

Stock selections propel returns

For the period, the fund topped the benchmark, primarily because of overweight holdings in well-performing stocks that included Altria, the parent company of Philip Morris; Sears, Roebuck and Co.; agricultural-supply giant Monsanto; and WellPoint, a provider of health-care benefits. Also boosting returns were stocks that were not included in the benchmark as of March 31, 2005, such as Great Wolf Resorts and building materials manufacturer USG. Underweight holdings did not significantly improve performance.

     The positive effect of these holdings on performance more than offset lower-than-expected returns from other selections that included home mortgage provider Fannie Mae and PMC-Sierra, a provider of high-speed broadband communications semiconductors. These stocks were not listed in the benchmark as of March 31, 2005. Other detractors included overweight holdings in companies such as Fifth Third Bancorp, General Motors and insurer American International Group. Underweight positions, including Valero Energy, also reduced returns.

     The fund invested 1.02% of its total invested assets in foreign securities as of March 31, 2005.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 17

Large-Cap Value Fund | Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the top 1,000 U.S. equity securities based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRLCX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Large-Cap Value Fund
Retirement Class	13.92%	24.41%	11.88%	72.68%
Benchmark:
Russell 1000 Value Index[2]	13.17	22.34	10.48	65.58
Peer group:
Morningstar Large Value	9.41	19.35	8.39	55.85

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

18 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,268 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.37%, for the quarter ended June 30, 2003
Worst quarter: –5.23%, for the quarter ended March 31, 2003

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 19

Large-Cap Value Fund | Value stocks of larger companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,118.80	$2.54
5% annual hypothetical return	1,000.00	1,022.57 ‡	2.43

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.48%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$134.76 million
Large: over $5 billion	80.72
Middle: $1 billion–$5 billion	15.51
Small: under $1 billion	3.77

Total	100.00

20 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Growth Fund | Growth stocks of medium-sized companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Growth Fund returned 13.60% for the Retirement Share Class, topping the fund’s benchmark, the Russell Midcap® Growth Index, which returned 12.04%, and the 9.60% average return of similar funds, as measured by the Morn-ingstar Mid-Cap Growth category.

Mid-cap stocks lead the market

Mid-cap stocks strongly outperformed other cap sizes during the period. The Russell Midcap Index, which measures mid-cap stocks in both the growth and value categories, returned 13.37%, versus 8.00% for small caps, as measured by the Russell 2000® Index, and 7.71% for large caps, as measured by the Russell 1000® Index.

     Among mid caps, the 12.04% gain of growth stocks lagged the 14.34% rise of value stocks. Both of these returns were well ahead of the 7.73% advance of the broader U.S. stock market, as measured by the Russell 3000® Index.

Stock selections top the benchmark

The fund added value beyond the benchmark’s strong return because of numerous successful stock choices. The largest positive contributions to relative performance came from positions in several stocks not included in the benchmark, including agricultural-supply giant Monsanto, the fund’s top-performing stock; energy company EOG Resources; and investment bank Greenhill & Co. Also adding value were overweight positions in several stocks that outperformed the benchmark, including Triad Hospitals and financial services firm Legg Mason.

     These successful stock selections more than offset several detractors from relative performance that included holdings in pharmaceutical company Gilead Sciences and St. Jude Medical, two stocks not listed in the benchmark, and an overweight position in medical-implant-maker Biomet. A smaller-than-benchmark weighting in Apple Computer, which performed well during the period, also detracted slightly from returns.

     The fund invested 0.18% of its total invested assets in foreign securities as of March 31, 2005.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 21

Mid-Cap Growth Fund | Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest U.S. equity securities in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRGMX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Growth Fund
Retirement Class	9.52%	26.97%	13.60%	81.71%
Benchmark:
Russell Midcap Growth Index[2]	8.31	25.61	12.04	76.89
Peer group:
Morningstar Mid-Cap Growth	5.20	19.48	9.60	56.56

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

22 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,171 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.34%, for the quarter ended June 30, 2003
Worst quarter: –4.30%, for the quarter ended September 30, 2004

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 23

Mid-Cap Growth Fund | Growth stocks of medium-sized companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,036.00	$2.56
5% annual hypothetical return	1,000.00	1,022.57 ‡	2.43

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.48%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$97.46 million
Large: over $5 billion	62.52
Middle: $1 billion–$5 billion	31.13
Small: under $1 billion	6.35

Total	100.00

24 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Value Fund | Value stocks of medium-sized companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Value Fund returned 17.04% for the Retirement Share Class, outpacing the fund’s benchmark, the Russell Midcap® Value Index, which returned 14.34%, and the 10.81% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Value stocks continue to shine

In the six-month period ended March 31, 2005, investors demonstrated a strong preference for value stocks over growth issues. The Russell 3000® Value Index, which measures the performance of value stocks of all sizes, surged 10.32%, versus a 4.92% return for the Russell 3000 Growth Index. The difference was less pronounced among mid-cap stocks; the return of the Russell Midcap Value Index was less than three percentage points above the 12.04% advance of its growth counterpart, the Russell Midcap Growth Index.

     Within the value category, mid-cap stocks fared best, outpacing both the small-cap Russell 2000® Value Index and the predominantly large-cap Russell 1000® Value Index, which returned 8.70% and 10.48%, respectively. Virtually all of the gains of mid-cap value stocks and of the broader market occurred in the fourth quarter of 2004, when a global stock market rally sent the Russell 3000 Index, which measures the U.S. market, climbing 10.16%.

Stock selections fuel returns

The fund’s return for the six-month period topped the benchmark’s because of numerous successful stock choices. Significant contributions to relative performance came from building materials maker USG and Great Wolf Resorts, two stocks not in the benchmark. Both enjoyed strong advances during the period. Overweight positions in a number of stocks included in the benchmark also boosted performance. Among these were WellPoint, a health care conglomerate; Nalco Holding Co., a wastewater chemicals treatment manufacturer; and Kerr-McGee, an energy company.

     The positive effect of these holdings on results more than offset lower relative returns from the lack of any holdings in Apple Computer, which posted strong gains during the period. Also hindering fund performance were larger-than-benchmark positions in several underperforming companies that included Lear Corp., an auto-parts maker, and Sanmina SCI, an electronics manufacturer.

     The fund invested 6.14% of its total invested assets in foreign securities as of March 31, 2005.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 25

Mid-Cap Value Fund | Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest U.S. equity securities in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRVRX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Value Fund
Retirement Class	19.11%	30.52%	17.04%	94.70%
Benchmark:
Russell Midcap Value Index[2]	18.34	27.68	14.34	84.29
Peer group:
Morningstar Mid-Cap Value	12.39	23.46	10.81	69.92

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

26 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,470 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.72%, for the quarter ended June 30, 2003
Worst quarter: –3.98%, for the quarter ended March 31, 2003

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 27

Mid-Cap Value Fund | Value stocks of medium-sized companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,070.40	$2.60
5% annual hypothetical return	1,000.00	1,022.57 ‡	2.43

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.48%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$192.01 million
Large: over $5 billion	57.26
Middle: $1 billion–$5 billion	35.61
Small: under $1 billion	7.13

Total	100.00

28 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Equity Fund Stocks of smaller companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Small-Cap Equity Fund returned 7.76% for the Retirement Share Class, compared with 8.00% for its benchmark, the Russell 2000® Index. The average return of similar funds was 9.67%, as measured by the Morningstar Small Blend category.

Small caps surrender their lead

After outpacing large- and mid-cap stocks during the fourth quarter of 2004, small-cap stocks trailed both cap sizes during the first quarter of 2005. For the six-month period, small caps maintained an edge over the 7.71% return of large-cap stocks but trailed the 13.37% gain of mid caps.

     During the fourth quarter of 2004, the markets shook off domestic and geopolitical worries, and investor confidence pushed the small-cap Russell 2000 to a 14.09% gain. Growth stocks topped value issues in the small-cap category, 15.08% to 13.20%, reversing the trend for the year ended September 30, 2004, when value beat growth, 25.66% to 11.92%.

     In the first quarter of 2005, small caps dropped 5.34% —their worst three-month return since the 21.40% plunge during the third quarter of 2002. Mid caps, down only 0.25%, and large caps, which dipped 1.91%, fared better.

Effects of individual stock selections

The fund continued its use of proprietary mathematical models to evaluate and choose small-cap stocks that appeared to be attractively priced. Performance relative to that of the benchmark was reduced by several overweight stocks that failed to perform as anticipated.

     These included DHB Industries, a manufacturer of flak jackets and body armor; mortgage finance company New Century Financial Corporation; Krispy Kreme; and holding company R&G Financial.

     Underweight holdings in several stocks that outpaced the benchmark, including casino entertainment company Boyd Gaming and chemical production company Crompton, also hurt performance.

     These detractors were partly offset by overweight holdings in many stocks that outperformed the benchmark, including Goodyear Tire & Rubber; packaging product manufacturer Crown Holdings; network storage producer Emulex; and Cal Dive International, a provider of subsea construction and maintenance services. Underweight holdings did not meaningfully improve performance relative to the benchmark’s.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 29

Small-Cap Equity Fund | Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. equity securities in the Russell 3000® Index, based on market capitalization. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TRSEX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Small-Cap Equity Fund
Retirement Class	5.97%	25.78%	7.76%	77.47%
Benchmark:
Russell 2000 Index[2]	5.41	25.10	8.00	75.10
Peer group:
Morningstar Small Blend	9.02	24.20	9.67	72.69

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

30 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,747 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.38%, for the quarter ended June 30, 2003
Worst quarter: –5.64%, for the quarter ended March 31, 2005

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 31

Small-Cap Equity Fund | Stocks of smaller companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,077.60	$2.49
5% annual hypothetical return	1,000.00	1,022.57 ‡	2.43

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.48%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$150.16 million
Large: over $5 billion	0.18
Middle: $1 billion–$5 billion	48.51
Small: under $1 billion	51.31

Total	100.00

32 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Large-Cap Growth Index Fund returned 4.36% for the Retirement Share Class, while the fund’s benchmark, the Russell 1000® Growth Index, gained 4.71%. The average return of similar funds, as measured by the Morningstar Large Growth category, was 5.42%.

Growth gains, but trails the market

During the six-month period, the 4.71% return of large-cap growth stocks lagged the 7.73% increase of the broad-market Russell 3000® Index. Large-cap growth stocks also failed to keep pace with the 7.23% rise of the small-cap Russell 2000® Growth Index, and with the 12.04% surge of the Russell Midcap® Growth Index. As a group, growth stocks of all sizes added only 4.92%, while value stocks gained 10.32%. These figures continued the trend from the previous twelve months: For the year ended September 30, 2004, growth trailed value, 7.82% to 20.89%.

     Gains for most stocks were concentrated in the fourth quarter of 2004. During that period, the fund’s benchmark rose 9.17%. This solid increase came partly from sizable weightings in several well-performing sectors, including technology, health care and consumer discretionary goods. Stocks that helped propel the benchmark included Intel, which increased 16.8%; IBM, which rose 15.2%; and Johnson & Johnson, up 13.1%.

Large-cap growth drops in first-quarter sell-off

In the first three months of 2005, large-cap growth stocks fared worse than the broad market, losing 4.09%; the Russell 3000 declined 2.20%. Six of the eleven industry sectors posted losses, with technology, financials and consumer discretionary goods exerting the greatest drag on performance. Among the largest stocks in the Russell 1000 Growth Index, Microsoft lost 9.3%, Dell dropped 8.8% and Cisco fell 7.4%. However, Johnson & Johnson, also a large holding, gained 6.4%.

     For the six-month period, the fund’s returns were comparable to those of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

     As of March 31, 2005, the Russell 1000 Growth Index had an average return of –11.28% over the last five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 33

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including large-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the top 1,000 U.S. equity securities based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRIRX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Large-Cap Growth Index Fund
Retirement Class	0.55%	14.35%	4.36%	39.86%
Benchmark:
Russell 1000 Growth Index[2]	1.16	14.97	4.71	41.75
Peer group:
Morningstar Large Growth	1.59	14.30	5.42	40.06

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

34 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $13,986 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 14.08%, for the quarter ended June 30, 2003
Worst quarter: –5.38%, for the quarter ended September 30, 2004

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 35

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Growth Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,043.60	$2.15
5% annual hypothetical return	1,000.00	1,022.87 ‡	2.13

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.42%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$20.04 million
Large: over $5 billion	88.02
Middle: $1 billion–$5 billion	11.91
Small: under $1 billion	0.07

Total	100.00

36 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Value Index Fund | Value stocks of larger U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Large-Cap Value Index Fund returned 10.26% for the Retirement Share Class, while the fund’s benchmark, the Russell 1000® Value Index, gained 10.48%. The average return of similar funds, as measured by the Morningstar Large Value category, was 8.39%.

Value continues to lead growth

During the six-month period, the 10.48% return of large-cap value stocks topped the 7.73% gain of the Russell 3000® Index, which measures the broad U.S. stock market. Large-cap value stocks also outpaced the 8.70% gain of the small-cap Russell 2000® Value Index, but they trailed the stellar 14.34% performance of the Russell Midcap® Value Index. As a group, value outpaced growth, 10.32% to 4.92%. These figures continued the trend from the previous twelve months. For the year ended September 30, 2004, value surpassed growth, 20.89% to 7.82%.

     Gains for most stocks were concentrated in the fourth quarter of 2004. During that period, the benchmark rose 10.38%. This solid increase came partly from sizable weightings in several well-performing sectors, including financials, utilities and consumer discretionary goods.

     These three sectors make up more than half of the benchmark in terms of market capitalization. Stocks that helped propel the benchmark included ExxonMobil, which rose 6.6%; Citigroup, which increased 10.2%; and General Electric, up 9.4%.

Despite a sell-off, large-cap value stocks eke out a gain

U.S. stocks slumped in the first quarter of 2005; the Russell 3000 dropped 2.20%. Large-cap value stocks, however, eked out a 0.09% gain. The financial, utilities and consumer discretionary goods sectors all lost ground, while integrated oils and “other energy” generated double-digit returns. Stocks leading the way included ExxonMobil, which followed up its strong fourth-quarter performance with a 16.8% advance, and ChevronTexaco, which rose 11.8%.

     For the six-month period, the fund’s returns were comparable to those of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund had a risk pro-file similar to that of its benchmark.

     As of March 31, 2005, the Russell 1000 Value Index had an average return of 5.19% over the last five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 37

Large-Cap Value Index Fund | Value stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including large-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the top 1,000 U.S. equity securities based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRCVX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Large-Cap Value Index Fund
Retirement Class	12.67%	21.72%	10.26%	63.51%
Benchmark:
Russell 1000 Value Index[2]	13.17	22.34	10.48	65.58
Peer group:
Morningstar Large Value	9.41	19.35	8.39	55.85

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

38 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $16,351 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 16.98%, for the quarter ended June 30, 2003
Worst quarter: –4.89%, for the quarter ended March 31, 2003

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 39

Large-Cap Value Index Fund | Value stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

Large-Cap Value Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$ 1,000.00	$ 1,102.60	$ 2.31
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$0.48 million
Large: over $5 billion	87.19
Middle: $1 billion–$5 billion	12.55
Small: under $1 billion	0.26

Total	100.00

40 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

S&P 500 Index Fund | Stocks of larger U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The S&P 500 Index Fund returned 6.61% for the Retirement Share Class, while the fund’s benchmark, the S&P 500® Index, returned 6.88%. The average return of similar funds, as measured by the Morningstar Large Blend category, was 7.14%. The broader U.S. stock market, as measured by the Russell 3000® Index, outpaced those returns with a rise of 7.73%.

2004 closes with a broad-based advance

Gains for the six-month period came from a furious fourth-quarter rally, as investors shook off worries about terrorism, Iraq, the presidential election and interest rates. The S&P 500 Index rose 9.23%, with all of its ten sectors advancing. Information technology led the way with a 13.39% gain, followed closely by a 13.11% rise in consumer discretionary goods. The weakest performance came from the energy sector, which returned 4.22%.

     During the fourth quarter, the return of the large-cap S&P 500 Index trailed the 10.16% return of the Russell 3000 Index. The Russell’s superior performance was boosted by the 14.09% advance of the small-cap Russell 2000® Index and the 13.66% increase in the Rus-sell Midcap® Index. As of March 31, 2005, these two categories made up about one-third of the Russell 3000 in terms of market capitalization.

Stocks give up ground in the first quarter

During the first quarter of 2005, U.S. stocks retreated on worries about inflation and rising interest rates. The S&P 500 Index declined 2.15%, with only four of its sectors advancing. Energy, up 17.07%, performed best. Telecommunications services, down 8.61%, posted the largest decline. The S&P 500 narrowly outperformed the Russell 3000, which dropped 2.20%. Mid caps fell just 0.25%, softening the fall of the Russell index, while small caps intensified its decline—the Russell 2000 lost 5.34%, its worst three-month return since small caps plunged 21.40% in the third quarter of 2002.

     During the six-month period, the fund’s returns were comparable to the benchmark’s, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 41

S&P 500 Index Fund | Stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including large-cap risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TRSPX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

S&P 500 Index Fund
Retirement Class	6.20%	17.44%	6.61%	49.49%
Benchmark:
S&P 500 Index[2]	6.69	18.04	6.88	51.40
Peer group:
Morningstar Large Blend	5.79	16.47	7.14	46.62

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

42 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $14,949 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 15.11%, for the quarter ended June 30, 2003
Worst quarter: –3.18%, for the quarter ended March 31, 2003

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 43

S&P 500 Index Fund | Stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	S&P 500 Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,066.10	$2.27
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$79.77 million
Large: over $5 billion	96.66

Middle: $1 billion–$5 billion	3.15
Small: under $1 billion	0.19

Total	100.00

44 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Growth Index Fund returned 11.77% for the Retirement Share Class, compared with the 12.04% return of its benchmark, the Russell Midcap® Growth Index, and the 9.60% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid-cap growth stocks top the broad market

During the six-month period, mid-cap growth stocks solidly outpaced the 7.73% return of the Russell 3000® Index, which measures the broad U.S. stock market. Similarly, the Russell Midcap Index, which measures mid-cap stocks in both the growth and value categories, rose 13.37%, far surpassing most other stock categories. The Russell 1000® Index, which measures large-cap stocks, returned 7.71%, while small-cap issues, as measured by the Russell 2000® Index, were up 8.00%.

     Gains for most stocks were concentrated in the fourth quarter of 2004, when global stock markets rallied and the Russell Midcap Growth Index posted a 13.94% gain. The consumer discretionary goods sector, which makes up nearly a quarter of the index, was up 14.6%; technology, nearly a fifth of the index, rose 22.3%.

Gains hold up well despite sell-off

U.S. stocks slumped in the first quarter of 2005; the Russell 3000 lost 2.20%. Mid-cap growth stocks gave some ground, dropping 1.67% .. Within the benchmark index, technology (–7.7%) and financial (–6.0%) stocks suffered the largest reversals; consumer discretionary stocks also slipped into negative territory, returning –2.4%.

     Amid soaring oil prices, the “other energy” sector (which excludes integrated oils) easily posted the strongest returns within the benchmark, with a 15.1% surge. Several stocks in the sector posted double-digit returns, including Frontier Oil, up 36.2%, Quicksilver Resources, up 32.5%, and Hydril, up 28.4%.

     As of March 31, 2005, the Russell Midcap Growth Index had an average annual return of –7.30% over the previous five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 45

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest U.S. equity securities in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRMGX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Growth Index Fund
Retirement Class	7.82%	24.99%	11.77%	74.71%
Benchmark:
Russell Midcap Growth Index[2]	8.31	25.61	12.04	76.89
Peer group:
Morningstar Mid-Cap Growth	5.20	19.48	9.60	56.56

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

46 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,471 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.57%, for the quarter ended June 30, 2003
Worst quarter: –4.47%, for the quarter ended September 30, 2004

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 47

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,117.70	$2.33
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$0.39 million
Large: over $5 billion	55.47
Middle: $1 billion–$5 billion	44.12
Small: under $1 billion	0.41

Total	100.00

48 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Value Index Fund | Value stocks of medium-sized U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Value Index Fund returned 14.15% for the Retirement Share Class, compared with 14.34% for its benchmark, the Russell Midcap® Value Index, and the 10.81% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Value leads the market

During the six-month period, mid-cap value stocks posted gains nearly twice the 7.73% return of the Russell 3000® Index, which measures the broad U.S. stock market. Value stocks as a group outperformed growth issues, and mid-cap value stocks outpaced other value stocks: the Russell 1000® Value Index, which measures large-cap value issues, was up 10.48% for the period, while small-cap value issues, as measured by the Russell 2000® Index, returned 8.00% ..

     Gains for most stocks were concentrated in the fourth quarter of 2004, when a global stock market rally helped lift the Russell Midcap Value Index to a 13.46% gain. Mid-cap value stocks benefited from sizable weightings in three well-performing sectors: financials, utilities and consumer discretionary goods.

Gains hold up despite sell-off

U.S. stocks slumped in the first quarter of 2005; the Russell 3000 dropped 2.20%. Mid-cap value stocks, however, continued to make small gains, adding 0.78% in the quarter. The financial sector suffered a reversal during the quarter, but utilities and consumer discretionary goods continued to outperform the overall market.

     Booming energy stocks also boosted the mid-cap value category. Two prime examples were Valero Energy, up 61.6% during the quarter, and Unocal, up 43.3%. All twelve sectors of the index had positive returns for the six months ended March 31.

     For the period, the fund’s returns were comparable to those of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of the benchmark.

     As of March 31, 2005, the Russell Midcap Value Index had an average return of 13.43% over the last five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 49

Mid-Cap Value Index Fund | Value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest U.S. equity securities in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRVUX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Value Index Fund
Retirement Class	17.80%	27.11%	14.15%	82.21%
Benchmark:
Russell Midcap Value Index[2]	18.34	27.68	14.34	84.29
Peer group:
Morningstar Mid-Cap Value	12.39	23.46	10.81	69.92

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

50 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,221 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 17.74%, for the quarter ended June 30, 2003
Worst quarter: –4.15%, for the quarter ended March 31, 2003

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 51

Mid-Cap Value Index Fund | Value stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,141.50	$2.36
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$0.25 million
Large: over $5 billion	62.86
Middle: $1 billion–$5 billion	36.32
Small: under $1 billion	0.82

Total	100.00

52 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies
DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Blend Index Fund returned 13.12% for the Retirement Share Class. The fund’s benchmark, the Russell Midcap® Index, returned 13.37%, versus the 10.56% average return of similar funds, as measured by the Morningstar Mid-Cap Blend category.

Mid caps lead the pack

During the six-month period, mid-cap stocks as a group outperformed the broad U.S. stock market, which returned 7.73%, as measured by the Russell 3000® Index. Mid caps also topped the small-cap Russell 2000® Index, which rose 8.00%, and the predominantly large-cap Russell 1000® Index, which gained 7.71%.

     All of the gains for the Russell Midcap Index came during the global stock market rally in the fourth quarter of 2004. The 13.66% rise in the index was driven by significant weightings in three well-performing sectors: financials, consumer discretionary goods and technology, all of which recorded double-digit gains in the quarter.

Gains trimmed in down market

In the first quarter of 2005, stock markets reversed their course as investors reacted to a resurgence in oil prices and the renewed threat of inflation. Although the Russell Midcap Index fell slightly in the quarter, its –0.25% return was still well ahead of the –2.20% return of the Russell 3000 Index, the –5.34% return of the Russell 2000 Index and the –1.91% return of the Russell 1000 Index.

     Half of the twelve sectors in the Russell Midcap Index declined in the first quarter. Technology and financials were the worst performers; their losses were partially offset by moderate gains in health care, materials and processing, and utilities. Booming energy stocks such as Valero Energy (up 61.6%) and Unocal (up 43.3%) also boosted the mid-cap category.

     For the period, the fund’s returns were comparable to those of its benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

     As of March 31, 2005, the Russell Midcap Index had an average annual return of 5.49% over the last five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 53

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRMBX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Blend Index Fund
Retirement Class	13.52%	26.24%	13.12%	79.13%
Benchmark:
Russell Midcap Index[2]	14.05	26.84	13.37	81.25
Peer group:
Morningstar Mid-Cap Blend	9.88	22.63	10.56	67.43

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

54 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,913 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.01%, for the quarter ended June 30, 2003
Worst quarter: –2.38%, for the quarter ended March 31, 2003

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 55

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Blend Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,131.20	$2.34
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$4.18 million
Large: over $5 billion	59.02
Middle: $1 billion–$5 billion	40.42
Small: under $1 billion	0.56

Total	100.00

56 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Growth Index Fund | Growth stocks of smaller U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Small-Cap Growth Index Fund returned 6.91% for the Retirement Share Class, compared with 7.23% for its benchmark, the Russell 2000® Growth Index, and the 8.23% average return of similar funds, as measured by the Morningstar Small Growth category.

Small-cap growth stocks lag the market

During the period, small-cap growth stocks trailed the 7.73% return of the Russell 3000® Index, which measures the broad U.S. equity market. They also lagged large- and mid-cap stocks, underperforming the 7.71% return of the Russell 1000® Index and the 13.37% return of the Russell Midcap® Index. In all three cap sizes, growth stocks did not do as well as value issues. Within the small-cap category, the Russell 2000 Growth Index returned 7.23%, versus 8.70% for the Russell 2000 Value Index.

Sector returns drive the benchmark

In the fourth quarter of 2004, the 15.08% gain of small-cap growth stocks led the broad stock market advance, triggered by oil prices that fell from $55 a barrel in October to just over $40 a barrel in December.

     Soaring 18.4%, technology was the second-best-performing sector within the benchmark, after utilities, and had the greatest effect on performance because it composed nearly one-fifth of the benchmark, in terms of market capitalization. The consumer discretionary goods and health care sectors also contributed greatly to the benchmark’s stellar performance.

     In the first quarter of 2005, oil prices again spiked, interest rates and inflation accelerated, and investors became more risk averse. Though losses were widespread throughout the equity market, small-cap growth stock declines were the steepest: 6.83% —more than triple the 2.20% loss of the overall market. Technology experienced the sharpest drop of all sectors within the Russell 2000 Growth Index, falling 11.5%. The “other energy” sector gained 14.7% during the first quarter, but as a smaller component of the index, it did not appreciably affect returns.

     For the period, the fund’s performance was comparable to that of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund also had a risk pro-file similar to that of its benchmark.

     As of March 31, 2005, the Russell 2000 Growth Index posted an average annual return of –6.60% over the previous five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 57

Small-Cap Growth Index Fund | Growth stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including small-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 2000® Growth Index is a subset of the Russell 2000 Index, which measures the performance of the 2,000 smallest U.S. equity securities in the Russell 3000® Index, based on market capitalization. The Russell 2000 Growth Index measures the performance of those stocks of the Russell 2000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRCGX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Small-Cap Growth Index Fund
Retirement Class[2]	5.25%	25.44%	6.91%	76.30%
Benchmark:
Russell 2000 Growth Index[3]	0.87	23.66	7.23	70.09
Peer group:
Morningstar Small Growth	2.06	21.22	8.23	62.58

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	The one-year and since-inception returns shown for this share class reflect the effects of the correction of a transaction processing error that occurred in June 2004. The correction resulted in a gain, which increased the fund’s total returns for this share class.

[3]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

58 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,630 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.96%, for the quarter ended June 30, 2003
Worst quarter: –6.96%, for the quarter ended March 31, 2005

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 59

Small-Cap Growth Index Fund | Growth stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Growth Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,069.10	$2.28
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$1.19 million
Large: over $5 billion	0.42
Middle: $1 billion–$5 billion	46.31
Small: under $1 billion	53.27

Total	100.00

60 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Value Index Fund | Value stocks of smaller U.S. companies

DISCUSSION

Performance in the six months
ended March 31, 2005

The Small-Cap Value Index Fund returned 8.62% for the Retirement Share Class, closely tracking the 8.70% return of its benchmark, the Russell 2000® Value Index. The fund lagged the 10.39% average return of similar funds, as measured by the Morningstar Small Value category.

Small-cap value stocks top the market

For the period, small-cap value stocks outpaced the 7.73% return of the Russell 3000® Index, which measures the broad U.S. equity market. They also surpassed the 7.71% gain of the large-cap Russell 1000® Index. However, both small- and large-cap stocks underperformed the 13.37% return of the Russell Midcap® Index. In all three cap sizes, value stocks surpassed growth issues. Within the small-cap category, the Russell 2000 Value Index returned 8.70%, versus 7.23% for the Russell 2000 Growth Index.

The financial sector drives the benchmark

In the fourth quarter of 2004, falling oil prices triggered a broad U.S. stock market advance of 10.16%. The 13.20% gain in small-cap value stocks, while larger than that of the overall market, fell short of the 15.08% surge in small-cap growth stocks during the quarter. Within the Russell 2000 Value Index, the financial sector, up 11.3%, had the greatest effect on performance. Representing one-third of the benchmark in terms of market capitalization, the financial sector is the largest component of the index.

     In the first quarter of 2005, oil prices again spiked, interest rates and inflation rose, and investors became more risk averse. Though losses were widespread throughout the market, the 3.98% decline in small-cap value stocks was far less than the 6.83% drop in small-cap growth issues. Nearly every sector within the benchmark fell, including the financial sector, which declined 7.5%. Only “other energy” posted any significant gains, but since this sector is a small part of the benchmark, its 11.5% rise did not appreciably affect the benchmark’s returns.

     For the period, the fund’s performance was comparable to that of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

     As of March 31, 2005, the Russell 2000 Value Index posted an average annual return of 15.42% over the previous five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 61

Small-Cap Value Index Fund | Value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including small-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 2000® Value Index is a subset of the Russell 2000 Index, which measures the performance of the 2,000 smallest U.S. equity securities in the Russell 3000® Index, based on market capitalization. The Russell 2000 Value Index measures the performance of those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRSVX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Small-Cap Value Index Fund
Retirement Class	9.56%	25.98%	8.62%	78.18%
Benchmark:
Russell 2000 Value Index[2]	9.79	26.45	8.70	79.85
Peer group:
Morningstar Small Value	11.67	25.91	10.39	78.37

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

62 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,818 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 22.55%, for the quarter ended June 30, 2003
Worst quarter: –5.17%, for the quarter ended March 31, 2003

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 63

Small-Cap Value Index Fund | Value stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Value Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,086.20	$2.29
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$0.97 million
Middle: $1 billion–$5 billion	49.72
Small: under $1 billion	50.28

Total	100.00

64 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies
DISCUSSION

Performance in the six months
ended March 31, 2005

The Small-Cap Blend Index Fund returned 7.67% for the Retirement Share Class, compared with the 8.00% return of its benchmark, the Russell 2000® Index, and the 9.67% average return of similar funds, as measured by the Morningstar Small Blend category.

Small caps edge ahead of the market

During the period, small-cap stocks outperformed the 7.73% return of the Russell 3000® Index, which measures the broad U.S. equity market. They also topped large-cap stocks, outpacing the 7.71% return of the Russell 1000® Index. Both cap sizes, however, lagged the 13.37% return of the Russell Midcap® Index. In all three cap sizes, value stocks outpaced growth issues. Within the small-cap category, the Russell 2000 Value Index returned 8.70%, versus 7.23% for the Russell 2000 Growth Index.

Tech stocks drive small-cap returns

Oil prices, which topped $55 a barrel in late October, fell to just over $40 a barrel in December, triggering a broad stock market advance. Small caps soared 14.09% in the fourth quarter of 2004, outpacing the gains of both mid and large caps. The technology sector of the Russell 2000 Index, up 17.9%, contributed signifi-cantly to small-cap gains, as did the financials and consumer discretionary goods sectors.

     In the first quarter of 2005, oil prices again spiked, interest rates and inflation accelerated, and jittery investors sat on the sidelines. The resulting 5.34% drop in small caps—more than double the 2.20% loss in the broader market—offset much of the previous quarter’s gains. Technology experienced the sharpest decline of all sectors within the index, falling 12%. Only the “other energy” sector gained significantly during the first quarter, but as a smaller component of the benchmark, it did not appreciably affect returns.

     For the period, the fund’s performance was comparable to that of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

     As of March 31, 2005, the Russell 2000 Index posted an average annual return of 4.01% over the previous five years, compared with –2.48% for the broad-based Russell 3000 Index.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 65

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including small-cap risk and index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. equity securities in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TRBIX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Small-Cap Blend Index Fund
Retirement Class	4.96%	24.46%	7.67%	72.87%
Benchmark:
Russell 2000 Index[2]	5.41	25.10	8.00	75.10
Peer group:
Morningstar Small Blend	9.02	24.20	9.67	72.69

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

66 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,287 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.24%, for the quarter ended June 30, 2003
Worst quarter: –5.47%, for the quarter ended March 31, 2005

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 67

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Blend Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,076.70	$2.28
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$0.38 million
Large: over $5 billion	0.80
Middle: $1 billion–$5 billion	47.46
Small: under $1 billion	51.74

Total	100.00

68 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

International Equity Index Fund | Foreign stocks

DISCUSSION

Performance in the six months
ended March 31, 2005

The International Equity Index Fund returned 14.59% for the Retirement Share Class, compared with 15.13% for the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 13.70% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks extend winning streak

Foreign stocks again outperformed domestic issues, as they had in the previous reporting period. The 15.13% rise in the EAFE index, which tracks stocks in 21 developed nations excluding the United States and Canada, was nearly double the 7.73% return of the Russell 3000® Index, which measures the broad U.S. stock market.

     Most of the EAFE’s gains occurred in the fourth quarter of 2004, when the index climbed 15.32%. Both European and Pacific stocks posted robust returns, with the German component of the EAFE up 19.34% and the Japanese component up 13.08%, in dollar terms.

     In the first quarter of 2005, both foreign and domestic markets lost their positive momentum, as investors reacted to higher oil prices, rising interest rates and the threat of inflation. The EAFE index declined 0.17% in dollar terms, while the Russell 3000 fell 2.20%. Pacific stocks were down, with Japanese stocks registering a 2.37% drop, while European stocks posted a 0.46% gain. German stocks gave back 2.27%; the United Kingdom and France were up 1.35% and 1.84%, respectively.

Currency shifts affect performance

Currency factors again had a signifi-cant impact on the performance of foreign stocks. In the fourth quarter of 2004, the EAFE returned 6.83% in terms of local currencies. The weakness of the dollar boosted this return to 15.32% in dollar terms. In the first quarter of 2005, however, the dollar rebounded sharply versus the pound, yen and euro, converting the 3.36% gain the index made in local currency terms to a loss of 0.17% in dollars.

     During the period, the fund’s returns were comparable to those of its benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 69

International Equity Index Fund | Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including foreign investment risks, index risk and small-cap risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside of North America. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TRIEX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

International Equity Index Fund
Retirement Class	14.59%	25.04%	14.59%	74.90%
Benchmark:
Morgan Stanley EAFE Index[2]	15.06	25.67	15.13	77.11
Peer group:
Morningstar Foreign Large Blend	12.48	22.20	13.70	65.28

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

70 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,490 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 19.20%, for the quarter ended June 30, 2003
Worst quarter: –8.20%, for the quarter ended March 31, 2003

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 71

International Equity Index Fund | Foreign stocks

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,145.90	$2.68
5% annual hypothetical return	1,000.00	1,022.47 ‡	2.53

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.50%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Percent of
Country	invested assets

United Kingdom	24.9
Japan	21.5
France	9.7
Switzerland	6.9
Germany	6.9
Australia	5.2
Netherlands	5.0
Italy	4.2
Spain	4.0
16 other nations	11.4
Short-term investments	0.3

Total	100.0

Portfolio breakdown by company size

Percent of
Capitalization as of 3/31/2005	net assets

Large: over $5 billion	88.84
Middle: $1 billion–$5 billion	10.16
Small: under $1 billion	1.00

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (3/31/2005)	$0.58 million

72 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Real Estate Securities Fund | Real estate securities

DISCUSSION

Performance in the six months
ended March 31, 2005

The Real Estate Securities Fund returned 9.11% for the Retirement Share Class, topping the 8.98% return of the fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, and the 8.18% average return of similar funds, as measured by the Morningstar Specialty Real Estate category.

First-quarter correction tames REITs

Most of the gains for real estate investment trusts (REITs) occurred in the fourth quarter of 2004. Demand for REITs was coming largely from yield-oriented investors seeking alternatives to lower-yielding bonds. During the quarter, the Dow Jones Wilshire Real Estate Securities Index surged 16.46% —well ahead of the 10.16% return of the broad domestic stock market, as measured by the Russell 3000® Index.

     REITs stumbled in the first quarter of 2005. The benchmark lost 6.43%, versus a 2.20% drop in the Russell 3000. The REIT market was ripe for a correction after two years of returns that were far above their historical average. Weaker demand for REITs contributed to the downturn, with many yield-oriented investors rotating back to bonds as long-term interest rates rose.

Sector weights boost fund’s return

For the six-month period, the fund beat the benchmark by overweighting hotels and underweighting the apartment, office and retail sectors.

     The hotel sector benefited from increased travel combined with a limited new supply of hotel rooms. Apartments lagged because employment growth—a key driver of demand in this sector—was tepid, and because low mortgage rates prompted many renters to become homeowners. The office sector was hurt by diminished cash flows as five-year leases expired in a rental market that was less robust than it had been when the expiring leases were written.

     The retail sector boasted strong fundamentals but appeared over-valued. During the period, the fund sold select retail holdings that had reached the price thresholds we had set for them. Trimming the portfolio’s exposure to retail proved beneficial as the sector sold off.

     Throughout the period, the fund’s portfolio remained broadly diversified among ten real estate sectors and across three cap sizes. As of March 31, 2005, the fund was positioned somewhat less defensively than it had been six months earlier, reflecting our view that valuations had become more realistic, while fundamentals in real estate remained sound.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 73

Real Estate Securities Fund | Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TRRSX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Real Estate Securities Fund
Retirement Class	10.57%	26.41%	9.11%	79.72%
Benchmark:
Dow Jones Wilshire
Real Estate Securities Index	12.51	25.06	8.98	74.97
Peer group:
Morningstar Specialty Real Estate	10.14	23.75	8.18	70.88

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

74 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,972 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 17.19%, for the quarter ended December 31, 2004
Worst quarter: –6.89%, for the quarter ended March 31, 2005

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 75

Real Estate Securities Fund | Real estate securities

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,091.10	$2.40
5% annual hypothetical return	1,000.00	1,022.67 ‡	2.33

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.47%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$116.49 million
Large: over $5 billion	27.17
Middle: $1 billion–$5 billion	32.25
Small: under $1 billion	40.58

Total	100.00

76 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Social Choice Equity Fund | Socially screened stocks

DISCUSSION

Performance in the six months
ended March 31, 2005

The Social Choice Equity Fund returned 6.81% for the Retirement Share Class, compared with 7.73% for the fund’s benchmark, the Russell 3000® Index, and the 7.14% average return of similar funds, as measured by the Morningstar Large Blend category. Neither the benchmark nor the Morningstar category screens investments for social criteria, as the fund does.

Excluded stocks reduce performance

Because of its social screens, the fund did not invest in several stocks that are large components of the benchmark in terms of market capitalization. While the exclusion of these stocks produced both positive and negative effects on the fund’s return, the detractors outweighed the positive contributors during the period.

     The largest detraction from performance came from the exclusion of ExxonMobil, which is the largest holding in the Russell 3000. This stock returned 6.6% for the fourth quarter of 2004 and 16.8% for the first quarter of 2005—posting a return for the six-month period that was roughly three times that of the benchmark. The fund’s relative return was also reduced by the exclusion of several other stocks that outperformed the index, including ConocoPhillips and Altria, the parent company of Philip Morris.

     Conversely, the fund’s social screens helped relative performance by excluding a number of stocks that underperformed the benchmark, including Pfizer, Wal-Mart, Eli Lilly and Citigroup.

Stock weightings help manage risk

Since the fund cannot invest in some of the stocks in the Russell 3000, the fund’s managers use statistical techniques to ensure that the risk characteristics of the portfolio resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of market capitalization within the benchmark.

     During the period, the fund had overweight holdings, compared with the benchmark, in several stocks that outperformed the benchmark, including Johnson & Johnson and Valero Energy. The positive effects of these holdings were partly offset by larger-than-benchmark weightings in such stocks as insurer American International Group and JPMorgan Chase, both of which underperformed the Russell 3000 Index.

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 77

Social Choice Equity Fund | Socially screened stocks

Investment objective

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to the risk of socially screened investing, index risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization, and measures the performance of about 98 percent of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TRSCX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Social Choice Equity Fund
Retirement Class	5.64%	18.35%	6.81%	52.41%
Benchmark:
Russell 3000 Index[2]	7.09	19.15	7.73	54.99
Peer group:
Morningstar Large Blend	5.79	16.47	7.14	46.62

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

78 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $15,241 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 15.92%, for the quarter ended June 30, 2003
Worst quarter: –3.14%, for the quarter ended March 31, 2005

* Partial fiscal year

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 79

Social Choice Equity Fund | Socially screened stocks

PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,068.10	$2.27
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

†  “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡  “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retirement Class	10/1/2002
		Net assets (3/31/2005)	$38.31 million
Large: over $5 billion	84.55
Middle: $1 billion–$5 billion	11.33
Small: under $1 billion	4.12

Total	100.00

80 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	APPAREL AND ACCESSORY STORES		$2,738,076	0.85%

	APPAREL AND OTHER TEXTILE PRODUCTS		354,840	0.11

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	70,620	2,700,509	0.83
	Other		50,280	0.02

			2,750,789	0.85

	BUSINESS SERVICES
	Microsoft Corp	298,200	7,207,494	2.23
*	Pixar	17,592	1,716,100	0.53
	Other		13,353,056	4.13

			22,276,650	6.89

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	55,780	3,246,954	1.00
	Merck & Co, Inc	96,800	3,133,416	0.97
	Pfizer, Inc	236,700	6,218,109	1.92
	Procter & Gamble Co	85,900	4,552,700	1.41
	Other		9,723,112	3.01

			26,874,291	8.31

	COMMUNICATIONS
	SBC Communications, Inc	95,018	2,250,976	0.70
	Verizon Communications, Inc	81,931	2,908,551	0.90
	Viacom, Inc (Class B)	61,582	2,144,901	0.66
	Other		6,657,296	2.06

			13,961,724	4.32

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	155,086	6,839,293	2.12
	Citigroup, Inc	187,443	8,423,688	2.61
	JPMorgan Chase & Co	114,311	3,955,161	1.22
	U.S. Bancorp	62,229	1,793,440	0.55
	Wachovia Corp	50,600	2,576,046	0.80
	Wells Fargo & Co	70,143	4,194,551	1.30
	Other		3,341,736	1.03

			31,123,915	9.63

	EATING AND DRINKING PLACES		1,709,603	0.53

	EDUCATIONAL SERVICES		181,578	0.06

	ELECTRIC, GAS, AND SANITARY SERVICES		8,420,236	2.60

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Emerson Electric Co	27,336	1,774,926	0.55
	General Electric Co	320,400	11,553,624	3.57
	Intel Corp	254,808	5,919,190	1.83
	Other		5,851,467	1.81

			25,099,207	7.76

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 81

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ENGINEERING AND MANAGEMENT SERVICES		$850,169	0.26%

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	22,552	2,019,081	0.62
	Other		868,810	0.27

			2,887,891	0.89

	FOOD AND KINDRED PRODUCTS
	Anheuser-Busch Cos, Inc	37,977	1,799,730	0.56
	Pepsi Bottling Group, Inc	66,400	1,849,240	0.57
	PepsiCo, Inc	62,859	3,333,413	1.03
	Other		4,666,187	1.44

			11,648,570	3.60

	FOOD STORES		1,462,719	0.45

	FURNITURE AND FIXTURES		121,365	0.04

	FURNITURE AND HOMEFURNISHINGS STORES		1,314,394	0.41

	GENERAL BUILDING CONTRACTORS		1,050,544	0.33

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	97,899	4,905,719	1.52
	Other		2,083,192	0.64

			6,988,911	2.16

	HEALTH SERVICES		772,722	0.24

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	14,640	1,726,935	0.54
	Other		2,144,272	0.66

			3,871,207	1.20

	HOTELS AND OTHER LODGING PLACES		964,589	0.30

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	23,511	2,014,658	0.62
*	Apple Computer, Inc	42,964	1,790,310	0.56
	Baker Hughes, Inc	46,510	2,069,230	0.64
*	Cisco Systems, Inc	210,217	3,760,782	1.16
*	Dell, Inc	97,295	3,738,074	1.16
	International Business Machines Corp	65,220	5,959,804	1.84
	Tyco International Ltd	50,000	1,690,000	0.52
	Other		7,993,119	2.47

			29,015,977	8.97

	INSTRUMENTS AND RELATED PRODUCTS
	Becton Dickinson & Co	35,100	2,050,542	0.63
	Medtronic, Inc	42,742	2,177,705	0.67
	Other		4,319,333	1.34

			8,547,580	2.64

	INSURANCE AGENTS, BROKERS AND SERVICE		15,988	0.00

82 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSURANCE CARRIERS
	Aetna, Inc	29,200	$2,188,540	0.68%
	American International Group, Inc	54,245	3,005,716	0.93
	Chubb Corp	26,526	2,102,716	0.65
	Principal Financial Group	50,100	1,928,349	0.59
	UnitedHealth Group, Inc	26,000	2,479,880	0.77
	Other		11,935,001	3.69

			23,640,202	7.31

	METAL MINING
	Phelps Dodge Corp	20,700	2,105,811	0.65
	Other		632,451	0.20

			2,738,262	0.85

	MISCELLANEOUS MANUFACTURING INDUSTRIES		813,399	0.25

	MISCELLANEOUS RETAIL		5,789,659	1.79

	MOTION PICTURES
*	Time Warner, Inc	135,577	2,379,376	0.74
	Walt Disney Co	114,121	3,278,696	1.01
	Other		1,653,942	0.51

			7,312,014	2.26

	NONDEPOSITORY INSTITUTIONS
	American Express Co	60,958	3,131,413	0.97
	Fannie Mae	34,813	1,895,568	0.59
	Other		3,933,777	1.21

			8,960,758	2.77

	NONMETALLIC MINERALS, EXCEPT FUELS		954,744	0.30

	OIL AND GAS EXTRACTION		3,708,801	1.15

	PAPER AND ALLIED PRODUCTS		2,720,278	0.84

	PETROLEUM AND COAL PRODUCTS
	ChevronTexaco Corp	59,618	3,476,325	1.08
	ExxonMobil Corp	206,720	12,320,512	3.81
	Other		4,464,540	1.38

			20,261,377	6.27

	PRIMARY METAL INDUSTRIES		881,025	0.27

	PRINTING AND PUBLISHING		1,207,518	0.37

	RAILROAD TRANSPORTATION		1,713,627	0.53

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		76,372	0.02

	SECURITY AND COMMODITY BROKERS		4,886,275	1.51

	SPECIAL TRADE CONTRACTORS		524,384	0.16

	STONE, CLAY, AND GLASS PRODUCTS		626,619	0.19

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 83

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

TOBACCO PRODUCTS
Altria Group, Inc	51,800	$3,387,202	1.05%
Other		369,500	0.11

		3,756,702	1.16

TRANSPORTATION BY AIR
FedEx Corp	22,587	2,122,049	0.66
Other		1,928,255	0.59

		4,050,304	1.25

TRANSPORTATION EQUIPMENT		5,403,280	1.67

TRANSPORTATION SERVICES		396,028	0.12

TRUCKING AND WAREHOUSING		2,069,402	0.64

WATER TRANSPORTATION		800,088	0.25

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson	111,946	7,518,293	2.33
Other		1,196,854	0.37

		8,715,147	2.70

WHOLESALE TRADE-NONDURABLE GOODS
AmerisourceBergen Corp	29,530	1,691,774	0.52
Other		3,365,280	1.04

		5,057,054	1.56

TOTAL COMMON STOCKS	(Cost $326,861,364)	322,066,854	99.59

TOTAL PORTFOLIO	(Cost $326,861,364)	322,066,854	99.59%
OTHER ASSETS AND LIABILITIES, NET		1,328,139	0.41

NET ASSETS		$323,394,993	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

84 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PREFERRED STOCKS
	INDUSTRIAL MACHINERY AND EQUIPMENT		$133,534	0.02%

	INSTRUMENTS AND RELATED PRODUCTS		125,764	0.02

	TOTAL PREFERRED STOCKS (Cost $249,561)		259,298	0.04

	COMMON STOCKS
	APPAREL AND ACCESSORY STORES		77,697	0.01

	APPAREL AND OTHER TEXTILE PRODUCTS		1,754,478	0.23

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		3,279,675	0.43

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Wolseley plc	598,242	12,525,243	1.66
	Other		32,259	0.00

			12,557,502	1.66

	BUSINESS SERVICES
	Cintra Concesiones de Infraestructuras de Transporte S.A.	678,647	7,320,629	0.97
	Other		21,596,421	2.86

			28,917,050	3.83

	CHEMICALS AND ALLIED PRODUCTS
	GlaxoSmithKline plc	341,497	7,827,394	1.04
	Merck KGaA	140,790	10,063,774	1.33
	Novartis AG. (Regd)	169,022	7,912,935	1.05
	Reckitt Benckiser plc	365,998	11,632,530	1.54
	Sanofi-Aventis	222,863	18,841,334	2.50
	Takeda Pharmaceutical Co Ltd	104,100	4,973,364	0.66
	Other		16,438,609	2.18

			77,689,940	10.30

	COMMUNICATIONS
	KDDI Corp	1,341	6,657,358	0.88
	Vodafone Group plc	3,376,313	8,963,725	1.19
	Other		22,002,745	2.92

			37,623,828	4.99

	DEPOSITORY INSTITUTIONS
	Banca Intesa S.p.A.	2,046,850	10,427,938	1.38
*	Bayerische Hypo-und Vereinsbank AG.	236,656	5,803,845	0.77
	Depfa Bank plc	711,017	11,273,692	1.49
	Deutsche Bank AG. (Regd)	104,067	9,000,932	1.19
	HSBC Holdings plc (United Kingdom)	590,480	9,338,995	1.24
	Mitsubishi Tokyo Financial Group, Inc	639	5,556,002	0.74
	Royal Bank of Scotland Group plc	583,119	18,555,334	2.46
	Shinsei Bank Ltd	1,015,000	5,788,613	0.77
	UBS AG. (Regd)	273,079	23,140,346	3.07
	Other		18,210,691	2.41

			117,096,388	15.52

	EATING AND DRINKING PLACES		221,159	0.03

	EDUCATIONAL SERVICES		918,848	0.12

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 85

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

ELECTRIC, GAS, AND SANITARY SERVICES
Nissin Co Ltd	2,160,480	$5,049,738	0.67%
Other		12,934,477	1.71

		17,984,215	2.38

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Kyocera Corp	69,700	4,985,088	0.66
Nokia Oyj	378,323	5,880,582	0.78
STMicroelectronics NV	337,179	5,626,676	0.75
Other		12,396,515	1.64

		28,888,861	3.83

FABRICATED METAL PRODUCTS		1,672,610	0.22

FOOD AND KINDRED PRODUCTS
Groupe Danone	98,036	9,778,907	1.30
Nisshin Oillio Group Ltd	1,108,000	6,215,408	0.82
Other		8,358,936	1.11

		24,353,251	3.23

FOOD STORES
Tesco plc	3,026,657	18,101,160	2.40
Other		286,961	0.04

		18,388,121	2.44

FURNITURE AND FIXTURES		45,727	0.01

FURNITURE AND HOMEFURNISHINGS STORES		1,726,101	0.23

GENERAL BUILDING CONTRACTORS
Titan Cement Co S.A.	153,752	5,111,492	0.68
Other		6,706,537	0.89

		11,818,029	1.57

GENERAL MERCHANDISE STORES		127,147	0.02

HEALTH SERVICES		664,812	0.09

HEAVY CONSTRUCTION, EXCEPT BUILDING
Vinci S.A.	104,120	15,047,534	1.99
Other		200,126	0.03

		15,247,660	2.02

HOLDING AND OTHER INVESTMENT OFFICES
Nobel Biocare Holding AG.	44,346	9,366,646	1.24
Orient Corp	2,234,000	7,915,913	1.05
Other		9,263,545	1.23

		26,546,104	3.52

HOTELS AND OTHER LODGING PLACES
Accor S.A.	378,655	18,582,411	2.46

		18,582,411	2.46

86 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

INDUSTRIAL MACHINERY AND EQUIPMENT
Futuris Corp Ltd	3,415,157	$5,494,934	0.73%
Rheinmetall AG.	193,374	10,304,058	1.37
Other		7,984,859	1.05

		23,783,851	3.15

INSTRUMENTS AND RELATED PRODUCTS		4,852,154	0.64

INSURANCE AGENTS, BROKERS AND SERVICE		78,804	0.01

INSURANCE CARRIERS
Schindler Holding AG. (Pt Cert)	15,837	5,886,224	0.78
Zurich Financial Services AG.	95,532	16,823,699	2.23
Other		18,071,301	2.39

		40,781,224	5.40

LOCAL AND INTERURBAN PASSENGER TRANSIT		613,881	0.08

LUMBER AND WOOD PRODUCTS		124,215	0.02

METAL MINING		7,837,820	1.04

MISCELLANEOUS RETAIL		3,637,072	0.48

MOTION PICTURES		933,368	0.12

NONDEPOSITORY INSTITUTIONS
Hypo Real Estate Holding	222,202	9,284,431	1.23
Other		1,961,336	0.26

		11,245,767	1.49

OIL AND GAS EXTRACTION
Total S.A.	21,427	5,026,491	0.67
Other		6,155,576	0.81

		11,182,067	1.48

PAPER AND ALLIED PRODUCTS		4,127,774	0.55

PERSONAL SERVICES		134,953	0.02

PETROLEUM AND COAL PRODUCTS
BHP Billiton Ltd	409,983	5,667,335	0.75
BP plc	753,304	7,807,579	1.03
ENI S.p.A.	471,641	12,277,752	1.63
Royal Dutch Petroleum Co	136,263	8,167,584	1.08
Other		9,096,924	1.21

		43,017,174	5.70

PRIMARY METAL INDUSTRIES
NEOMAX Co Ltd	262,000	6,197,270	0.82
Other		3,241,522	0.43

		9,438,792	1.25

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 87

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PRINTING AND PUBLISHING
	Reed Elsevier NV	433,710	$6,555,495	0.87%
	Reed Elsevier plc	1,010,847	10,476,870	1.39
	Other		1,494,892	0.20

			18,527,257	2.46

	RAILROAD TRANSPORTATION		2,416,309	0.32

	REAL ESTATE		7,025,932	0.93

	SECURITY AND COMMODITY BROKERS		2,862,627	0.38

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd (Regd)	392,089	24,195,105	3.21
	Other		5,677,320	0.75

			29,872,425	3.96

	TRANSPORTATION BY AIR		3,357,644	0.44

	TRANSPORTATION EQUIPMENT
*	Fiat S.p.A.	2,548,921	18,584,274	2.46
	Toyota Motor Corp	275,700	10,284,620	1.36
	Other		6,519,920	0.87

			35,388,814	4.69

	TRANSPORTATION SERVICES		507,953	0.07

	TRUCKING AND WAREHOUSING		2,550,355	0.34

	WATER TRANSPORTATION		1,458,638	0.19

	WHOLESALE TRADE-DURABLE GOODS
	Terumo Corp	167,500	5,058,199	0.67
	Other		1,288,909	0.17

			6,347,108	0.84

	WHOLESALE TRADE-NONDURABLE GOODS
	Clariant AG.	1,149,451	19,914,559	2.64
	Inditex S.A.	456,374	13,683,426	1.82
	Other		1,980,040	0.26

			35,578,025	4.72

	TOTAL COMMON STOCKS	(Cost $677,672,050)	753,863,617	99.91

	TOTAL PORTFOLIO	(Cost $677,921,611)	754,122,915	99.95%
	OTHER ASSETS AND LIABILITIES, NET		413,821	0.05

	NET ASSETS		$754,536,736	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

88 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$2,559,631	0.57%

	APPAREL AND ACCESSORY STORES		1,105,104	0.25

	APPAREL AND OTHER TEXTILE PRODUCTS		3,079,544	0.68

	AUTO REPAIR, SERVICES, AND PARKING		1,752,885	0.39

	BUSINESS SERVICES
	Microsoft Corp	132,605	3,205,063	0.71
	Waste Management, Inc	147,192	4,246,489	0.94
	Other		5,709,272	1.27

			13,160,824	2.92

	CHEMICALS AND ALLIED PRODUCTS
	Du Pont (E.I.) de Nemours & Co	131,846	6,755,789	1.50
	Merck & Co, Inc	150,555	4,873,465	1.08
	Wyeth	154,696	6,525,077	1.45
	Other		8,824,896	1.96

			26,979,227	5.99

	COAL MINING		1,285,993	0.29

	COMMUNICATIONS
	BellSouth Corp	337,885	8,882,997	1.97
	SBC Communications, Inc	139,112	3,295,563	0.73
	Verizon Communications, Inc	179,917	6,387,054	1.42
	Viacom, Inc (Class B)	262,821	9,154,055	2.03
	Other		5,533,668	1.23

			33,253,337	7.38

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	323,532	14,267,761	3.17
	Citigroup, Inc	463,906	20,847,936	4.63
	Fifth Third Bancorp	127,900	5,497,142	1.22
	JPMorgan Chase & Co	317,737	10,993,700	2.44
	North Fork Bancorp, Inc	144,265	4,001,911	0.89
	Northern Trust Corp	144,259	6,266,611	1.39
	SunTrust Banks, Inc	56,043	4,039,019	0.89
	Wachovia Corp	81,609	4,154,714	0.92
	Wells Fargo & Co	51,713	3,092,437	0.69
	Other		5,522,889	1.23

			78,684,120	17.47

	EATING AND DRINKING PLACES
*	Brinker International, Inc	159,724	5,785,203	1.28

			5,785,203	1.28

	ELECTRIC, GAS, AND SANITARY SERVICES
*	CMS Energy Corp	256,296	3,342,100	0.74
	Dominion Resources, Inc	79,459	5,914,133	1.32
	PG&E Corp	128,349	4,376,701	0.97
	Other		12,300,446	2.73

			25,933,380	5.76

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 89

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Alstom	3,711,710	$3,183,789	0.71%
	General Electric Co	622,219	22,437,217	4.98
	Other		9,828,134	2.18

			35,449,140	7.87

	ENGINEERING AND MANAGEMENT SERVICES		674,993	0.15

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	50,504	4,521,623	1.00

			4,521,623	1.00

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Enterprises, Inc	206,922	4,246,039	0.94
	Molson Coors Brewing Co (Class B)	40,504	3,125,694	0.70

			7,371,733	1.64

	FOOD STORES
*	Kroger Co	254,532	4,080,148	0.90
	Other		74,120	0.02

			4,154,268	0.92

	GENERAL MERCHANDISE STORES		1,296,728	0.29

	HEALTH SERVICES		2,148,338	0.48

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Value Index Fund	52,396	3,448,181	0.76
	Other		5,984,386	1.33

			9,432,567	2.09

	HOTELS AND OTHER LODGING PLACES		3,218,124	0.71

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	411,884	9,036,735	2.01
	Other		3,606,481	0.80

			12,643,216	2.81

	INSTRUMENTS AND RELATED PRODUCTS
*	Boston Scientific Corp	119,386	3,496,816	0.78
	Raytheon Co	94,958	3,674,875	0.81

			7,171,691	1.59

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	178,303	5,423,977	1.20

			5,423,977	1.20

	INSURANCE CARRIERS
	American International Group, Inc	74,696	4,138,905	0.92
	St. Paul Travelers Cos, Inc	205,113	7,533,801	1.67
	Other		5,152,358	1.14

			16,825,064	3.73

90 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	LUMBER AND WOOD PRODUCTS
	Georgia-Pacific Corp	99,842	$3,543,393	0.79%

			3,543,393	0.79

	METAL MINING		247,458	0.05

	MISCELLANEOUS RETAIL
*	Sears Holdings Corp	51,002	6,791,936	1.51
	Other		1,369,482	0.30

			8,161,418	1.81

	MOTION PICTURES
*	Time Warner, Inc	553,584	9,715,399	2.16
	Other		2,903,949	0.64

			12,619,348	2.80

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	92,577	5,040,818	1.12
	Other		2,902,081	0.64

			7,942,899	1.76

	OIL AND GAS EXTRACTION
	Devon Energy Corp	78,400	3,743,600	0.83
	Other		10,364,547	2.30

			14,108,147	3.13

	PAPER AND ALLIED PRODUCTS
	International Paper Co	102,594	3,774,433	0.84
	Other		1,457,274	0.32

			5,231,707	1.16

	PETROLEUM AND COAL PRODUCTS
	ChevronTexaco Corp	105,576	6,156,136	1.37
	ConocoPhillips	45,675	4,925,592	1.09
	ExxonMobil Corp	475,443	28,336,403	6.29

			39,418,131	8.75

	PRINTING AND PUBLISHING		1,429,579	0.32

	RAILROAD TRANSPORTATION		1,886,578	0.42

	REAL ESTATE		80,197	0.02

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	161,456	9,243,356	2.05
	Other		2,893,402	0.64

			12,136,758	2.69

	STONE, CLAY, AND GLASS PRODUCTS		77,388	0.02

	TOBACCO PRODUCTS
	Altria Group, Inc	244,018	15,956,337	3.54

			15,956,337	3.54

	TRANSPORTATION BY AIR		1,919,194	0.43

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 91

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

TRANSPORTATION EQUIPMENT
Honeywell International, Inc		173,470	$6,454,819	1.44%
Northrop Grumman Corp		66,158	3,571,209	0.79
Other			6,581,527	1.46

			16,607,555	3.69

WHOLESALE TRADE-NONDURABLE GOODS
AmerisourceBergen Corp		69,972	4,008,696	0.89

			4,008,696	0.89

	TOTAL COMMON STOCKS	(Cost $426,748,761)	449,285,493	99.73

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$3,260,000	3,259,759	0.72

			3,259,759	0.72

TOTAL SHORT-TERM INVESTMENTS		(Cost $3,260,000)	3,259,759	0.72

	TOTAL PORTFOLIO	(Cost $430,008,761)	452,545,252	100.45%
	OTHER ASSETS AND LIABILITIES, NET		(2,022,470)	(0.45)

	NET ASSETS		$450,522,782	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

92 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES
	Station Casinos, Inc	19,750	$1,334,113	0.79%
	Other		1,044,323	0.61

			2,378,436	1.40

	APPAREL AND ACCESSORY STORES		2,890,398	1.71

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		368,285	0.22

	AUTO REPAIR, SERVICES, AND PARKING		838,449	0.50

	BUILDING MATERIALS AND GARDEN SUPPLIES		680,313	0.40

	BUSINESS SERVICES
	Adobe Systems, Inc	37,837	2,541,511	1.50
*	Juniper Networks, Inc	63,171	1,393,552	0.82
*	Mercury Interactive Corp	30,401	1,440,399	0.85
*	VeriSign, Inc	46,968	1,347,982	0.80
	Other		13,009,932	7.68

			19,733,376	11.65

	CHEMICALS AND ALLIED PRODUCTS
	Clorox Co	24,046	1,514,658	0.89
	Estee Lauder Cos (Class A)	34,917	1,570,567	0.93
*	Genzyme Corp	44,660	2,556,338	1.51
*	Sepracor, Inc	40,985	2,352,949	1.39
	Other		9,566,580	5.64

			17,561,092	10.36

	COAL MINING
	Consol Energy, Inc	30,268	1,423,201	0.84

			1,423,201	0.84

	COMMUNICATIONS
*	Avaya, Inc	128,888	1,505,412	0.89
	Global Payments, Inc	26,982	1,740,069	1.03
*	Nextel Partners, Inc (Class A)	59,551	1,307,740	0.77
*	NII Holdings, Inc (Class B)	24,677	1,418,927	0.84
*	Univision Communications, Inc (Class A)	52,293	1,447,993	0.86
*	XM Satellite Radio Holdings, Inc	42,074	1,325,331	0.78
	Other		497,916	0.29

			9,243,388	5.46

	DEPOSITORY INSTITUTIONS
	North Fork Bancorp, Inc	54,727	1,518,127	0.90
	Northern Trust Corp	37,635	1,634,864	0.96
	Other		531,318	0.31

			3,684,309	2.17

	EATING AND DRINKING PLACES
*	The Cheesecake Factory, Inc	40,737	1,444,127	0.85
	Other		2,495,018	1.48

			3,939,145	2.33

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 93

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EDUCATIONAL SERVICES		$1,254,804	0.74%

	ELECTRIC, GAS, AND SANITARY SERVICES		1,202,570	0.71

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	40,079	1,484,526	0.88
*	Comverse Technology, Inc	70,033	1,766,232	1.04
	National Semiconductor Corp	123,317	2,541,563	1.50
*	Novellus Systems, Inc	53,793	1,437,887	0.85
	Other		10,053,950	5.93

			17,284,158	10.20

	ENGINEERING AND MANAGEMENT SERVICES
*	Jacobs Engineering Group, Inc	27,732	1,439,845	0.85
	Moody’s Corp	26,150	2,114,489	1.25
	Quest Diagnostics, Inc	22,738	2,390,446	1.41
	Other		2,159,335	1.27

			8,104,115	4.78

	FABRICATED METAL PRODUCTS		183,698	0.11

	FOOD AND KINDRED PRODUCTS		1,767,674	1.04

	FOOD STORES		526,787	0.31

	FURNITURE AND FIXTURES		1,382,056	0.82

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	91,423	3,340,596	1.97
	Other		1,843,657	1.09

			5,184,253	3.06

	GENERAL BUILDING CONTRACTORS
*	NVR, Inc	1,682	1,320,370	0.78
	Other		475,797	0.28

			1,796,167	1.06

	GENERAL MERCHANDISE STORES
	Dollar General Corp	64,974	1,423,580	0.84

			1,423,580	0.84

	HEALTH SERVICES
*	Express Scripts, Inc	26,343	2,296,846	1.36
*	Triad Hospitals, Inc	42,749	2,141,725	1.26
	Other		2,035,494	1.20

			6,474,065	3.82

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell Midcap Growth Index Fund	45,400	3,764,114	2.22

			3,764,114	2.22

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	121,476	2,714,989	1.60
	Other		1,742,469	1.03

			4,457,458	2.63

94 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	60,767	$2,824,450	1.67%
*	Apple Computer, Inc	38,181	1,591,002	0.94
	Baker Hughes, Inc	65,122	2,897,278	1.71
	ITT Industries, Inc	22,045	1,989,341	1.17
*	Lexmark International, Inc	27,481	2,197,655	1.30
*	Network Appliance, Inc	54,701	1,513,030	0.89
	Other		4,321,830	2.55

			17,334,586	10.23

	INSTRUMENTS AND RELATED PRODUCTS
	Bard (C.R.), Inc	34,977	2,381,234	1.41
	Biomet, Inc	52,729	1,914,063	1.13
*	Fisher Scientific International, Inc	26,598	1,513,958	0.89
*	St. Jude Medical, Inc	52,700	1,897,200	1.12
	Other		1,463,502	0.86

			9,169,957	5.41

	INSURANCE AGENTS, BROKERS AND SERVICE		664,616	0.39

	INSURANCE CARRIERS
*	WellPoint, Inc	18,950	2,375,382	1.40
	Other		613,385	0.36

			2,988,767	1.76

	LEATHER AND LEATHER PRODUCTS		1,009,770	0.60

	METAL MINING		484,589	0.29

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,124,466	0.66

	MISCELLANEOUS RETAIL
*	Petco Animal Supplies, Inc	42,603	1,568,216	0.93

			1,568,216	0.93

	MOTION PICTURES		1,101,002	0.65

	OIL AND GAS EXTRACTION
	ENSCO International, Inc	38,959	1,467,196	0.87
	Other		2,481,160	1.46

			3,948,356	2.33

	PERSONAL SERVICES		1,090,006	0.64

	PRINTING AND PUBLISHING		605,238	0.36

	SECURITY AND COMMODITY BROKERS		3,839,768	2.27

	TRANSPORTATION BY AIR
	Southwest Airlines Co	98,747	1,406,157	0.83

			1,406,157	0.83

	TRANSPORTATION SERVICES		1,489,028	0.88

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 95

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

WATER TRANSPORTATION
Royal Caribbean Cruises Ltd		47,193	$2,109,055	1.24%

			2,109,055	1.24

WHOLESALE TRADE-DURABLE GOODS			499,500	0.29

	TOTAL COMMON STOCKS	(Cost $149,992,754)	167,978,968	99.14

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$11,910,000	11,909,120	7.03

			11,909,120	7.03

TOTAL SHORT-TERM INVESTMENTS		(Cost $11,910,000)	11,909,120	7.03

	TOTAL PORTFOLIO	(Cost $161,902,754)	179,888,088	106.17%
	OTHER ASSETS AND LIABILITIES, NET		(10,452,616)	(6.17)

	NET ASSETS		$169,435,472	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

96 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES
*	Caesars Entertainment, Inc	84,000	$1,662,360	0.58%
	Other		704,000	0.25

			2,366,360	0.83

	APPAREL AND ACCESSORY STORES		1,312,770	0.46

	APPAREL AND OTHER TEXTILE PRODUCTS		1,440,070	0.50

	AUTO REPAIR, SERVICES AND PARKING
	Lear Corp	50,000	2,218,000	0.77

	BUILDING MATERIALS AND GARDEN SUPPLIES		1,005,600	0.35

	BUSINESS SERVICES		3,210,620	1.12

	CHEMICALS AND ALLIED PRODUCTS
	Akzo Nobel NV (Spon ADR)	43,500	2,000,130	0.70
	Monsanto Co	30,000	1,935,000	0.67
	Waste Management, Inc	75,000	2,163,750	0.76
	Other		14,970,243	5.22

			21,069,123	7.35

	COAL MINING		2,412,104	0.84

	COMMUNICATIONS
	Clear Channel Communications, Inc	55,000	1,895,850	0.66
*	Entercom Communications Corp	54,000	1,918,080	0.67
*	UnitedGlobalcom, Inc (Class A)	175,000	1,655,500	0.58
	Other		4,026,415	1.40

			9,495,845	3.31

	DEPOSITORY INSTITUTIONS
	Hibernia Corp (Class A)	65,000	2,080,650	0.73
	Marshall & Ilsley Corp	60,000	2,505,000	0.87
	North Fork Bancorp, Inc	115,000	3,190,100	1.11
	Northern Trust Corp	40,000	1,737,600	0.61
	Other		11,600,373	4.05

			21,113,723	7.37

	EATING AND DRINKING PLACES
*	Brinker International, Inc	55,000	1,992,100	0.70
	Other		779,900	0.27

			2,772,000	0.97

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	90,000	1,859,400	0.65
	FirstEnergy Corp	55,000	2,307,250	0.81
	FPL Group, Inc	45,000	1,806,750	0.63
	PG&E Corp	60,000	2,046,000	0.71
	PPL Corp	40,000	2,159,600	0.75
	Public Service Enterprise Group, Inc	45,000	2,447,550	0.86
	TXU Corp	23,000	1,831,490	0.64
	Other		16,714,470	5.83

			31,172,510	10.88

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 97

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Nortel Networks Corp (U.S.)	800,000	$2,184,000	0.76%
	Other		7,595,340	2.65

			9,779,340	3.41

	ENGINEERING AND MANAGEMENT SERVICES
*	Accenture Ltd (Class A)	70,000	1,690,500	0.59
	Other		438,500	0.15

			2,129,000	0.74

	FOOD AND KINDRED PRODUCTS
*	Constellation Brands, Inc (Class A)	40,000	2,114,800	0.74
	Other		6,255,460	2.18

			8,370,260	2.92

	FOOD STORES		2,440,300	0.85

	FURNITURE AND FIXTURES		438,800	0.15

	FURNITURE AND HOMEFURNISHINGS STORES		1,786,320	0.62

	GENERAL BUILDING CONTRACTORS		957,190	0.33

	GENERAL MERCHANDISE STORES
	J.C. Penney Co, Inc	33,000	1,713,360	0.60
	Other		1,774,076	0.62

			3,487,436	1.22

	HEALTH SERVICES		1,254,320	0.44

	HEAVY CONSTRUCTION, EXCEPT BUILDING		1,260,756	0.44

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell Midcap Value Index Fund	118,056	13,324,981	4.65
	iStar Financial, Inc	37,600	1,548,368	0.54
	Other		20,515,119	7.16

			35,388,468	12.35

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	35,000	1,717,617	0.60
	Other		2,847,943	0.99

			4,565,560	1.59

98 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	45,000	$2,091,600	0.73%
	Deere & Co	35,000	2,349,550	0.82
	Eaton Corp	50,000	3,270,000	1.14
*	Xerox Corp	110,000	1,666,500	0.58
	Other		3,650,727	1.28

			13,028,377	4.55

	INSTRUMENTS AND RELATED PRODUCTS
	Raytheon Co	40,000	1,548,000	0.54
	Other		1,302,000	0.45

			2,850,000	0.99

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	55,000	1,673,100	0.58
	Other		1,142,000	0.40

			2,815,100	0.98

	INSURANCE CARRIERS
	Aspen Insurance Holdings Ltd	68,900	1,736,969	0.61
	Genworth Financial, Inc	126,600	3,484,032	1.22
*	Pacificare Health Systems, Inc	50,000	2,846,000	0.99
	Safeco Corp	35,000	1,704,850	0.59
	St. Paul Travelers Cos, Inc	60,000	2,203,800	0.77
*	WellPoint, Inc	24,500	3,071,075	1.07
	Other		10,366,905	3.62

			25,413,631	8.87

	LUMBER AND WOOD PRODUCTS
	Georgia-Pacific Corp	100,000	3,549,000	1.24

			3,549,000	1.24

	METAL MINING		2,430,794	0.85

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,992,600	0.70

	MISCELLANEOUS RETAIL
*	Marvel Enterprises, Inc	80,000	1,600,000	0.56
*	Sears Holdings Corp	12,312	1,639,589	0.57
	Other		1,600,620	0.56

			4,840,209	1.69

	MOTION PICTURES		607,750	0.21

	NONMETALLIC MINERALS, EXCEPT FUELS		397,810	0.14

	OIL AND GAS EXTRACTION
	Kerr-McGee Corp	35,000	2,741,550	0.96
	Marathon Oil Corp	35,000	1,642,200	0.57
	Noble Energy, Inc	38,000	2,584,760	0.90
	Other		2,059,112	0.72

			9,027,622	3.15

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 99

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

PAPER AND ALLIED PRODUCTS			$3,199,180	1.12%

PERSONAL SERVICES			598,400	0.21

PETROLEUM AND COAL PRODUCTS
Valero Energy Corp		25,000	1,831,750	0.64
Other			933,975	0.33

			2,765,725	0.97

PRIMARY METAL INDUSTRIES			3,209,230	1.12

PRINTING AND PUBLISHING			2,332,660	0.81

RAILROAD TRANSPORTATION
Norfolk Southern Corp		45,000	1,667,250	0.58
Other			1,041,250	0.37

			2,708,500	0.95

SECURITY AND COMMODITY BROKERS			3,801,050	1.33

STONE, CLAY, AND GLASS PRODUCTS			1,857,210	0.65

TOBACCO PRODUCTS
Reynolds American, Inc		32,000	2,578,880	0.90
Other			1,489,500	0.52

			4,068,380	1.42

TRANSPORTATION BY AIR			982,280	0.34

TRANSPORTATION EQUIPMENT			8,126,540	2.84

TRANSPORTATION SERVICES			939,000	0.33

WATER TRANSPORTATION			2,226,156	0.78

WHOLESALE TRADE-NONDURABLE GOODS
AmerisourceBergen Corp		32,000	1,833,280	0.64
Other			833,750	0.29

			2,667,030	0.93

	TOTAL COMMON STOCKS	(Cost $251,889,589)	277,880,709	96.98

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$19,130,000	19,128,586	6.68

			19,128,586	6.68

TOTAL SHORT-TERM INVESTMENTS		(Cost $19,130,000)	19,128,586	6.68

	TOTAL PORTFOLIO	(Cost $271,019,589)	297,009,295	103.66%
	OTHER ASSETS AND LIABILITIES, NET		(10,481,408)	(3.66)

	NET ASSETS		$286,527,887	100.00%

100 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 101

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$47,430	0.02%

	AGRICULTURAL PRODUCTION-LIVESTOCK		193,140	0.06

	AMUSEMENT AND RECREATION SERVICES
*	Argosy Gaming Co	22,700	1,042,384	0.34
	Other		1,967,672	0.64

			3,010,056	0.98

	APPAREL AND ACCESSORY STORES		4,345,631	1.41

	APPAREL AND OTHER TEXTILE PRODUCTS
	Kellwood Co	40,100	1,154,479	0.38
	Oxford Industries, Inc	25,500	933,045	0.30
	Other		1,176,503	0.38

			3,264,027	1.06

	AUTO REPAIR, SERVICES AND PARKING		540,662	0.18

	AUTOMOTIVE DEALERS AND SERVICE STATIONS
	Sonic Automotive, Inc	46,700	1,060,557	0.34
	Other		1,032,894	0.34

			2,093,451	0.68

	BUILDING MATERIALS AND GARDEN SUPPLIES		750,425	0.24

	BUSINESS SERVICES
*	Earthlink, Inc	109,896	989,064	0.32
*	Korn/Ferry International	60,300	1,147,509	0.37
*	MPS Group, Inc	112,200	1,179,222	0.38
*	United Online, Inc	88,498	926,574	0.30
	Other		25,837,745	8.39

			30,080,114	9.76

	CHEMICALS AND ALLIED PRODUCTS
	Cytec Industries, Inc	25,700	1,394,225	0.45
*	FMC Corp	29,005	1,550,317	0.50
	Georgia Gulf Corp	25,534	1,174,053	0.38
	Other		14,871,884	4.83

			18,990,479	6.16

	COMMUNICATIONS		4,759,381	1.54

	DEPOSITORY INSTITUTIONS
	Downey Financial Corp	16,700	1,027,551	0.33
	First Bancorp (Puerto Rico)	22,700	959,075	0.31
	First Midwest Bancorp, Inc	31,290	1,016,299	0.33
	R & G Financial Corp (Class B)	40,000	1,246,800	0.41
	Trustmark Corp	34,981	1,014,449	0.33
	Other		22,944,840	7.45

			28,209,014	9.16

102 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EATING AND DRINKING PLACES
*	Jack In The Box, Inc	27,300	$1,012,830	0.33%
*	Krispy Kreme Doughnuts, Inc	121,215	924,871	0.30
	Other		4,556,530	1.48

			6,494,231	2.11

	EDUCATIONAL SERVICES		488,752	0.16

	ELECTRIC, GAS, AND SANITARY SERVICES
*	CMS Energy Corp	87,305	1,138,457	0.37
	Energen Corp	22,853	1,522,010	0.49
	Other		9,050,942	2.94

			11,711,409	3.80

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Varian Semiconductor Equipment Associates, Inc	27,100	1,030,071	0.34
	Other		16,796,718	5.45

			17,826,789	5.79

	ENGINEERING AND MANAGEMENT SERVICES		5,516,545	1.79

	FABRICATED METAL PRODUCTS
	Commercial Metals Co	28,108	952,580	0.31
	Other		2,602,587	0.84

			3,555,167	1.15

	FOOD AND KINDRED PRODUCTS		3,009,593	0.98

	FOOD STORES		461,835	0.15

	FURNITURE AND FIXTURES		1,408,857	0.46

	FURNITURE AND HOMEFURNISHINGS STORES		1,844,888	0.60

	GENERAL BUILDING CONTRACTORS		2,668,312	0.87

	GENERAL MERCHANDISE STORES		745,168	0.24

	HEALTH SERVICES
*	Pediatrix Medical Group, Inc	14,550	997,984	0.32
	Other		5,592,796	1.82

			6,590,780	2.14

	HEAVY CONSTRUCTION, EXCEPT BUILDING		339,992	0.11

	HOLDING AND OTHER INVESTMENT OFFICES
	American Home Mortgage Investment Corp	47,037	1,347,140	0.44
	Cousins Properties, Inc	47,900	1,239,173	0.40
	IMPAC Mortgage Holdings, Inc	74,625	1,431,308	0.46
	New Century Financial Corp	31,311	1,465,981	0.48
	Newcastle Investment Corp	35,400	1,047,840	0.34
	Oriental Financial Group, Inc	48,665	1,139,734	0.37
	Saxon Capital, Inc	75,302	1,295,194	0.42
	Other		14,913,636	4.84

			23,880,006	7.75

	HOTELS AND OTHER LODGING PLACES		1,511,321	0.49

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 103

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Kennametal, Inc	26,400	$1,253,736	0.41%
*	Terex Corp	32,800	1,420,240	0.46
	York International Corp	27,100	1,061,778	0.34
	Other		11,583,989	3.76

			15,319,743	4.97

	INSTRUMENTS AND RELATED PRODUCTS		18,551,334	6.02

	INSURANCE AGENTS, BROKERS AND SERVICE		401,768	0.13

	INSURANCE CARRIERS		10,116,356	3.28

	JUSTICE, PUBLIC ORDER AND SAFETY		60,018	0.02

	LEATHER AND LEATHER PRODUCTS		789,676	0.26

	LEGAL SERVICES		84,600	0.03

	LOCAL AND INTERURBAN PASSENGER TRANSIT		582,400	0.19

	LUMBER AND WOOD PRODUCTS		159,146	0.05

	METAL MINING		476,855	0.15

	MISCELLANEOUS MANUFACTURING INDUSTRIES		2,560,121	0.83

	MISCELLANEOUS RETAIL
*	Zale Corp	36,740	1,091,913	0.36
	Other		1,891,425	0.61

			2,983,338	0.97

	MOTION PICTURES		1,054,409	0.34

	NONDEPOSITORY INSTITUTIONS		2,270,279	0.74

	NONMETALLIC MINERALS, EXCEPT FUELS		96,710	0.03

	OIL AND GAS EXTRACTION
*	Houston Exploration Co	25,500	1,452,225	0.47
	Other		11,087,239	3.60

			12,539,464	4.07

	PAPER AND ALLIED PRODUCTS		1,106,162	0.36

	PERSONAL SERVICES		1,113,925	0.36

	PETROLEUM AND COAL PRODUCTS
*	Tesoro Corp	57,900	2,143,458	0.69
	Other		732,774	0.24

			2,876,232	0.93

	PRIMARY METAL INDUSTRIES
*	Maverick Tube Corp	34,100	1,108,591	0.36
	Mueller Industries, Inc	35,300	993,695	0.32
*	Oregon Steel Mills, Inc	50,330	1,157,590	0.38
	Steel Dynamics, Inc	32,594	1,122,863	0.36
	Steel Technologies, Inc	43,546	1,044,669	0.34

104 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PRIMARY METAL INDUSTRIES—(continued)
	Texas Industries, Inc	19,000	$1,021,250	0.33%
	Other		4,339,663	1.41

			10,788,321	3.50

	PRINTING AND PUBLISHING		4,632,821	1.50

	RAILROAD TRANSPORTATION		350,235	0.11

	REAL ESTATE
*	Jones Lang LaSalle, Inc	29,400	1,371,510	0.45
	Other		1,053,919	0.34

			2,425,429	0.79

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		2,413,399	0.78

	SECURITY AND COMMODITY BROKERS		1,231,431	0.40

	SOCIAL SERVICES		430,130	0.14

	SPECIAL TRADE CONTRACTORS		1,218,691	0.40

	STONE, CLAY, AND GLASS PRODUCTS		871,408	0.28

	TOBACCO PRODUCTS		279,197	0.09

	TRANSPORTATION BY AIR		1,663,678	0.54

	TRANSPORTATION EQUIPMENT
	ArvinMeritor, Inc	85,200	1,318,044	0.43
	Monaco Coach Corp	68,700	1,109,505	0.36
	Other		3,042,344	0.99

			5,469,893	1.78

	TRANSPORTATION SERVICES		1,044,421	0.34

	TRUCKING AND WAREHOUSING
	Arkansas Best Corp	24,261	916,581	0.30
	Overnite Corp	34,464	1,102,503	0.36
	Other		1,838,821	0.59

			3,857,905	1.25

	WATER TRANSPORTATION
	Overseas Shipholding Group, Inc	23,100	1,453,221	0.47
	Other		235,368	0.08

			1,688,589	0.55

	WHOLESALE TRADE-DURABLE GOODS
*	Brightpoint, Inc	50,784	951,184	0.31
	Other		6,476,938	2.10

			7,428,122	2.41

	WHOLESALE TRADE-NONDURABLE GOODS		4,163,339	1.35

	TOTAL COMMON STOCKS (Cost $301,568,388)		307,437,000	99.78

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 105

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
ISSUER		PRINCIPAL	VALUE	ASSETS

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$11,820,000	$11,819,127	3.83%

			11,819,127	3.83

TOTAL SHORT-TERM INVESTMENTS		(Cost $11,820,000)	11,819,127	3.83

	TOTAL PORTFOLIO	(Cost $313,388,388)	319,256,127	103.61%
	OTHER ASSETS AND LIABILITIES, NET		(11,126,428)	(3.61)

	NET ASSETS		$308,129,699	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

106 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PREFERRED STOCKS
	HOLDING AND OTHER INVESTMENT OFFICES		$1,663	0.00%

	TOTAL PREFERRED STOCKS (Cost $957)		1,663	0.00

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		569,173	0.15

	APPAREL AND ACCESSORY STORES		3,848,151	1.04

	APPAREL AND OTHER TEXTILE PRODUCTS		68,750	0.02

	AUTO REPAIR, SERVICES AND PARKING		105,677	0.03

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,055,631	0.28

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	137,730	5,266,795	1.43
	Lowe‘s Cos	52,600	3,002,934	0.81
	Other		226,771	0.06

			8,496,500	2.30

	BUSINESS SERVICES
	First Data Corp	53,766	2,113,541	0.57
	Microsoft Corp	490,442	11,853,983	3.21
*	Oracle Corp	226,435	2,825,909	0.77
*	Yahoo!, Inc	76,690	2,599,791	0.70
	Other		20,198,085	5.46

			39,591,309	10.71

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	104,423	4,868,200	1.32
*	Amgen, Inc	86,799	5,052,570	1.37
	Colgate-Palmolive Co	29,628	1,545,693	0.42
*	Genentech, Inc	29,634	1,677,581	0.45
	Gillette Co	62,160	3,137,837	0.85
	Lilly (Eli) & Co	65,300	3,402,130	0.92
	Merck & Co, Inc	66,305	2,146,293	0.58
	Pfizer, Inc	510,481	13,410,336	3.63
	Procter & Gamble Co	156,868	8,314,004	2.25
	Schering-Plough Corp	98,529	1,788,301	0.48
	Wyeth	47,514	2,004,141	0.54
	Other		13,551,956	3.66

			60,899,042	16.47

	COAL MINING		254,164	0.07

	COMMUNICATIONS
*	Nextel Communications, Inc (Class A)	68,755	1,954,017	0.53
	Other		6,295,296	1.70

			8,249,313	2.23

	DEPOSITORY INSTITUTIONS		4,424,349	1.20

	EATING AND DRINKING PLACES		2,169,999	0.59

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 107

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EDUCATIONAL SERVICES		$1,510,946	0.41%

	ELECTRIC, GAS, AND SANITARY SERVICES		993,509	0.27

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	General Electric Co	81,952	2,955,189	0.80
	Intel Corp	432,729	10,052,295	2.72
	Motorola, Inc	156,967	2,349,796	0.63
	Qualcomm, Inc	108,500	3,976,525	1.08
	Texas Instruments, Inc	115,900	2,954,291	0.80
	Other		11,835,962	3.20

			34,124,058	9.23

	ENGINEERING AND MANAGEMENT SERVICES		5,010,621	1.35

	FABRICATED METAL PRODUCTS		2,597,112	0.70

	FOOD AND KINDRED PRODUCTS
	Anheuser-Busch Cos, Inc	48,967	2,320,546	0.63
	Coca-Cola Co	126,152	5,256,754	1.42
	PepsiCo, Inc	108,304	5,743,361	1.55
	Other		3,347,674	0.91

			16,668,335	4.51

	FOOD STORES		1,836,368	0.50

	FURNITURE AND FIXTURES		710,727	0.19

	FURNITURE AND HOMEFURNISHINGS STORES		2,415,894	0.65

	GENERAL BUILDING CONTRACTORS		1,663,064	0.45

	GENERAL MERCHANDISE STORES
	Target Corp	61,087	3,055,572	0.83
	Wal-Mart Stores, Inc	171,626	8,600,179	2.33
	Other		2,125,076	0.57

			13,780,827	3.73

	HEALTH SERVICES		4,681,763	1.27

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Growth Index Fund	50,540	2,368,810	0.64
	Other		851,237	0.23

			3,220,047	0.87

	HOTELS AND OTHER LODGING PLACES		2,181,152	0.59

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	52,327	4,483,901	1.21
	Applied Materials, Inc	112,900	1,834,625	0.50
	Caterpillar, Inc	17,446	1,595,262	0.43
*	Cisco Systems, Inc	452,335	8,092,273	2.19
*	Dell, Inc	169,592	6,515,725	1.76
*	EMC Corp	129,373	1,593,875	0.43
	International Business Machines Corp	75,046	6,857,703	1.85
	Other		9,938,143	2.69

			40,911,507	11.06

108 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Guidant Corp	21,000	$1,551,900	0.42%
	Medtronic, Inc	81,167	4,135,459	1.12
	Other		12,759,523	3.45

			18,446,882	4.99

	INSURANCE AGENTS, BROKERS AND SERVICE		1,394,754	0.38

	INSURANCE CARRIERS
	American International Group, Inc	102,749	5,693,322	1.54
	UnitedHealth Group, Inc	44,633	4,257,096	1.15
*	WellPoint, Inc	12,900	1,617,015	0.44
	Other		2,748,723	0.74

			14,316,156	3.87

	LEATHER AND LEATHER PRODUCTS		805,747	0.22

	METAL MINING		1,166,638	0.31

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,010,356	0.27

	MISCELLANEOUS RETAIL
*	eBay, Inc	69,540	2,591,060	0.70
	Walgreen Co	68,557	3,045,302	0.82
	Other		3,427,341	0.93

			9,063,703	2.45

	MOTION PICTURES		3,275,068	0.88

	NONDEPOSITORY INSTITUTIONS
	American Express Co	75,575	3,882,288	1.05
	Fannie Mae	64,849	3,531,028	0.96
	Other		4,412,720	1.19

			11,826,036	3.20

	OIL AND GAS EXTRACTION		2,781,773	0.75

	PAPER AND ALLIED PRODUCTS		1,106,047	0.30

	PERSONAL SERVICES		1,072,601	0.29

	PRIMARY METAL INDUSTRIES		1,748,903	0.47

	PRINTING AND PUBLISHING		2,749,808	0.74

	RAILROAD TRANSPORTATION		75,652	0.02

	REAL ESTATE		248,337	0.07

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,187,108	0.32

	SECURITY AND COMMODITY BROKERS		4,096,868	1.11

	STONE, CLAY, AND GLASS PRODUCTS		893,981	0.24

	TRANSPORTATION BY AIR		2,203,506	0.60

	TRANSPORTATION EQUIPMENT
	Boeing Co	49,414	2,888,742	0.78
	Other		3,198,558	0.87

			6,087,300	1.65

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 109

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

TRANSPORTATION SERVICES			$668,777	0.18%

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)		38,208	2,779,250	0.75
Other			227,249	0.06

			3,006,499	0.81

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson		198,580	13,336,633	3.61
Other			817,549	0.22

			14,154,182	3.83

WHOLESALE TRADE-NONDURABLE GOODS
Cardinal Health, Inc		28,779	1,605,868	0.43
Other			2,345,021	0.64

			3,950,889	1.07

	TOTAL COMMON STOCKS	(Cost $366,465,982)	369,375,559	99.89

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$11,050,000	11,049,184	2.99

			11,049,184	2.99

TOTAL SHORT-TERM INVESTMENTS		(Cost $11,050,000)	11,049,184	2.99

	TOTAL PORTFOLIO	(Cost $377,516,939)	380,426,406	102.88%
OTHER ASSETS AND LIABILITIES, NET			(10,640,813)	(2.88)

	NET ASSETS		$369,785,593	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

110 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PREFERRED STOCKS
	HOLDING AND OTHER INVESTMENT OFFICES		$9,423	0.00%

	TOTAL PREFERRED STOCKS (Cost $5,932)		9,423	0.00

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		516,240	0.15

	APPAREL AND ACCESSORY STORES		742,053	0.22

	APPAREL AND OTHER TEXTILE PRODUCTS		821,534	0.24

	AUTO REPAIR, SERVICES AND PARKING		306,558	0.09

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		178,756	0.05

	BUILDING MATERIALS AND GARDEN SUPPLIES		536,695	0.16

	BUSINESS SERVICES
	Microsoft Corp	99,569	2,406,583	0.71
	Other		5,536,954	1.62

			7,943,537	2.33

	CHEMICALS AND ALLIED PRODUCTS
	Bristol-Myers Squibb Co	74,076	1,885,975	0.56
	Dow Chemical Co	47,140	2,349,929	0.69
	Du Pont (E.I.) de Nemours & Co	53,986	2,766,243	0.81
	Merck & Co, Inc	66,438	2,150,598	0.63
	Wyeth	33,569	1,415,940	0.42
	Other		7,202,407	2.11

			17,771,092	5.22

	COAL MINING		662,201	0.19

	COMMUNICATIONS
	BellSouth Corp	99,028	2,603,446	0.76
*	Comcast Corp (Class A)	102,624	3,466,639	1.02
	SBC Communications, Inc	178,801	4,235,796	1.24
	Sprint Corp	59,785	1,360,109	0.40
	Verizon Communications, Inc	149,538	5,308,599	1.56
	Viacom, Inc (Class B)	60,378	2,102,966	0.62
	Other		5,301,268	1.56

			24,378,823	7.16

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	220,080	9,705,528	2.85
	Citigroup, Inc	279,150	12,545,001	3.69
	JPMorgan Chase & Co	192,341	6,654,999	1.96
	SunTrust Banks, Inc	17,689	1,274,846	0.37
	U.S. Bancorp	93,287	2,688,531	0.79
	Wachovia Corp	86,788	4,418,377	1.30
	Wells Fargo & Co	91,112	5,448,498	1.60
	Other		15,606,087	4.58

			58,341,867	17.14

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 111

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

EATING AND DRINKING PLACES
McDonald’s Corp	67,949	$2,115,932	0.62%
Other		381,816	0.11

		2,497,748	0.73

EDUCATIONAL SERVICES		21,395	0.01

ELECTRIC, GAS, AND SANITARY SERVICES
Dominion Resources, Inc	18,454	1,373,531	0.40
Duke Energy Corp	49,384	1,383,246	0.41
Exelon Corp	35,558	1,631,757	0.48
Southern Co	39,634	1,261,550	0.37
Other		17,751,845	5.22

		23,401,929	6.88

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
General Electric Co	503,681	18,162,737	5.33
Other		4,080,809	1.20

		22,243,546	6.53

ENGINEERING AND MANAGEMENT SERVICES		245,642	0.07

FABRICATED METAL PRODUCTS		1,490,111	0.44

FOOD AND KINDRED PRODUCTS		7,077,250	2.08

FOOD STORES		1,490,450	0.44

FORESTRY		882,965	0.26

FURNITURE AND FIXTURES		1,037,959	0.31

FURNITURE AND HOMEFURNISHINGS STORES		345,168	0.10

GENERAL BUILDING CONTRACTORS		1,554,320	0.46

GENERAL MERCHANDISE STORES		3,444,379	1.01

HEALTH SERVICES		2,226,021	0.65

HOLDING AND OTHER INVESTMENT OFFICES
iShares Russell 1000 Value Index Fund	64,801	4,264,554	1.25
Washington Mutual, Inc	46,880	1,851,760	0.55
Other		9,537,714	2.80

		15,654,028	4.60

HOTELS AND OTHER LODGING PLACES		777,085	0.23

INDUSTRIAL MACHINERY AND EQUIPMENT
Hewlett-Packard Co	156,568	3,435,102	1.01
International Business Machines Corp	30,460	2,783,435	0.82
Other		6,400,691	1.88

		12,619,228	3.71

INSTRUMENTS AND RELATED PRODUCTS		2,220,795	0.65

INSURANCE AGENTS, BROKERS AND SERVICE		390,957	0.11

112 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSURANCE CARRIERS
	Allstate Corp	37,839	$2,045,576	0.60%
	American International Group, Inc	41,105	2,277,628	0.67
	Prudential Financial, Inc	23,628	1,356,247	0.40
	St. Paul Travelers Cos, Inc	35,868	1,317,432	0.39
	Other		14,073,064	4.13

			21,069,947	6.19

	LUMBER AND WOOD PRODUCTS		614,844	0.18

	METAL MINING		869,281	0.26

	MISCELLANEOUS MANUFACTURING INDUSTRIES		479,421	0.14

	MISCELLANEOUS RETAIL		2,568,846	0.76

	MOTION PICTURES
*	Time Warner, Inc	192,278	3,374,479	0.99
	Walt Disney Co	77,832	2,236,113	0.66
	Other		935,730	0.27

			6,546,322	1.92

	NONDEPOSITORY INSTITUTIONS
	Freddie Mac	34,169	2,159,481	0.64
	Other		2,665,569	0.78

			4,825,050	1.42

	NONMETALLIC MINERALS, EXCEPT FUELS		310,746	0.09

	OIL AND GAS EXTRACTION
	Devon Energy Corp	25,782	1,231,091	0.36
	Occidental Petroleum Corp	21,052	1,498,271	0.44
	Other		7,534,766	2.22

			10,264,128	3.02

	PAPER AND ALLIED PRODUCTS		3,523,978	1.04

	PERSONAL SERVICES		198,963	0.06

	PETROLEUM AND COAL PRODUCTS
	ChevronTexaco Corp	115,452	6,732,006	1.98
	ConocoPhillips	36,939	3,983,502	1.17
	ExxonMobil Corp	353,091	21,044,224	6.18
	Other		2,760,277	0.81

			34,520,009	10.14

	PRIMARY METAL INDUSTRIES		1,289,596	0.38

	PRINTING AND PUBLISHING		2,549,190	0.75

	RAILROAD TRANSPORTATION		3,340,919	0.98

	REAL ESTATE		111,203	0.03

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		145,059	0.04

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 113

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc		16,519	$1,816,925	0.54%
Lehman Brothers Holdings, Inc		14,932	1,405,997	0.41
Merrill Lynch & Co, Inc		51,671	2,924,579	0.86
Morgan Stanley		51,766	2,963,603	0.87
Other			1,935,299	0.57

			11,046,403	3.25

STONE, CLAY, AND GLASS PRODUCTS			438,718	0.13

TOBACCO PRODUCTS
Altria Group, Inc		110,679	7,237,300	2.13
Other			1,218,088	0.35

			8,455,388	2.48

TRANSPORTATION BY AIR			538,308	0.16

TRANSPORTATION EQUIPMENT
Honeywell International, Inc		46,242	1,720,665	0.50
Lockheed Martin Corp		20,227	1,235,061	0.36
United Technologies Corp		21,043	2,139,231	0.63
Other			6,691,956	1.97

			11,786,913	3.46

TRANSPORTATION SERVICES			161,277	0.05

TRUCKING AND WAREHOUSING			246,252	0.07

WHOLESALE TRADE-DURABLE GOODS			1,333,077	0.39

WHOLESALE TRADE-NONDURABLE GOODS			916,930	0.27

	TOTAL COMMON STOCKS	(Cost $301,656,566)	339,971,100	99.88

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$9,680,000	9,679,285	2.84

			9,679,285	2.84

TOTAL SHORT-TERM INVESTMENTS		(Cost $9,680,000)	9,679,285	2.84

	TOTAL PORTFOLIO	(Cost $311,342,498)	349,659,808	102.72%
OTHER ASSETS AND LIABILITIES, NET			(9,268,810)	(2.72)

	NET ASSETS		$340,390,998	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

114 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$303,526	0.07%

	APPAREL AND ACCESSORY STORES		1,767,697	0.39

	APPAREL AND OTHER TEXTILE PRODUCTS		585,259	0.13

	AUTO REPAIR, SERVICES AND PARKING		116,760	0.03

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		401,850	0.09

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	88,100	3,368,944	0.75
	Other		1,890,462	0.42

			5,259,406	1.17

	BUSINESS SERVICES
d	Microsoft Corp	406,291	9,820,054	2.18
*	Oracle Corp	180,410	2,251,517	0.50
	Other		14,297,796	3.18

			26,369,367	5.86

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	62,600	2,918,412	0.65
*	Amgen, Inc	50,300	2,927,963	0.65
	Lilly (Eli) & Co	45,400	2,365,340	0.53
	Merck & Co, Inc	88,600	2,867,982	0.64
d	Pfizer, Inc	299,620	7,871,018	1.75
	Procter & Gamble Co	101,300	5,368,900	1.19
	Wyeth	53,600	2,260,848	0.50
	Other		19,329,319	4.29

			45,909,782	10.20

	COMMUNICATIONS
*	Comcast Corp (Class A)	82,416	2,784,012	0.62
	SBC Communications, Inc	132,600	3,141,294	0.70
	Verizon Communications, Inc	111,200	3,947,600	0.87
	Viacom, Inc (Class B)	68,400	2,382,372	0.53
	Other		8,249,449	1.83

			20,504,727	4.55

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	162,704	7,175,246	1.59
	Citigroup, Inc	209,800	9,428,412	2.09
	JPMorgan Chase & Co	142,636	4,935,206	1.10
	U.S. Bancorp	74,400	2,144,208	0.48
	Wachovia Corp	63,664	3,241,134	0.72
	Wells Fargo & Co	68,100	4,072,380	0.91
	Other		11,858,440	2.63

			42,855,026	9.52

	EATING AND DRINKING PLACES		2,551,009	0.57

	EDUCATIONAL SERVICES		488,796	0.11

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 115

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES		$15,165,884	3.37%

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
d	General Electric Co	425,600	15,347,136	3.41
	Intel Corp	250,000	5,807,500	1.29
	Qualcomm, Inc	66,000	2,418,900	0.53
	Other		11,155,959	2.48

			34,729,495	7.71

	ENGINEERING AND MANAGEMENT SERVICES		2,361,867	0.52

	FABRICATED METAL PRODUCTS		2,584,372	0.57

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	90,900	3,787,803	0.84
	PepsiCo, Inc	67,300	3,568,919	0.80
	Other		7,664,626	1.70

			15,021,348	3.34

	FOOD STORES		1,935,047	0.43

	FORESTRY		664,450	0.15

	FURNITURE AND FIXTURES		884,604	0.20

	FURNITURE AND HOMEFURNISHINGS STORES		1,371,985	0.30

	GENERAL BUILDING CONTRACTORS		843,547	0.19

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	136,000	6,814,960	1.51
	Other		5,361,129	1.19

			12,176,089	2.70

	HEALTH SERVICES		3,304,694	0.73

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	93,283	11,003,663	2.44
	Other		3,721,060	0.83

			14,724,723	3.27

	HOTELS AND OTHER LODGING PLACES		1,389,325	0.31

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	31,000	2,656,390	0.59
*	Cisco Systems, Inc	259,600	4,644,244	1.03
*	Dell, Inc	98,700	3,792,054	0.84
	Hewlett-Packard Co	116,200	2,549,428	0.57
	International Business Machines Corp	65,500	5,985,390	1.33
	Tyco International Ltd	80,800	2,731,040	0.61
	Other		12,121,649	2.69

			34,480,195	7.66

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	48,500	2,471,075	0.55
	Other		9,023,654	2.00

			11,494,729	2.55

116 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSURANCE AGENTS, BROKERS AND SERVICE		$934,972	0.21%

	INSURANCE CARRIERS
	American International Group, Inc	104,600	5,795,886	1.29
	UnitedHealth Group, Inc	25,700	2,451,266	0.54
	Other		15,032,874	3.34

			23,280,026	5.17

	LEATHER AND LEATHER PRODUCTS		441,714	0.10

	LUMBER AND WOOD PRODUCTS		369,096	0.08

	METAL MINING		1,419,855	0.31

	MISCELLANEOUS MANUFACTURING INDUSTRIES		961,214	0.21

	MISCELLANEOUS RETAIL		6,567,081	1.46

	MOTION PICTURES
*	Time Warner, Inc	184,500	3,237,975	0.72
	Walt Disney Co	82,200	2,361,606	0.52
	Other		1,957,644	0.44

			7,557,225	1.68

	NONDEPOSITORY INSTITUTIONS
	American Express Co	47,100	2,419,527	0.54
	Fannie Mae	38,800	2,112,660	0.47
	Other		5,877,496	1.30

			10,409,683	2.31

	NONMETALLIC MINERALS, EXCEPT FUELS		233,003	0.05

	OIL AND GAS EXTRACTION		10,550,901	2.34

	PAPER AND ALLIED PRODUCTS		2,813,954	0.62

	PERSONAL SERVICES		581,688	0.13

	PETROLEUM AND COAL PRODUCTS
	ChevronTexaco Corp	84,500	4,927,195	1.10
	ConocoPhillips	27,900	3,008,736	0.67
d	ExxonMobil Corp	256,400	15,281,440	3.39
	Other		1,547,073	0.34

			24,764,444	5.50

	PRIMARY METAL INDUSTRIES		1,842,975	0.41

	PRINTING AND PUBLISHING		2,818,801	0.63

	RAILROAD TRANSPORTATION		2,568,828	0.57

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,200,806	0.27

	SECURITY AND COMMODITY BROKERS
	Merrill Lynch & Co, Inc	37,300	2,111,180	0.47
	Morgan Stanley	44,600	2,553,350	0.57
	Other		5,208,227	1.15

			9,872,757	2.19

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 117

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

STONE, CLAY, AND GLASS PRODUCTS			$629,958	0.14%

TOBACCO PRODUCTS
Altria Group, Inc		83,000	5,427,370	1.21
Other			728,052	0.16

			6,155,422	1.37

TRANSPORTATION BY AIR			1,587,655	0.35

TRANSPORTATION EQUIPMENT
United Technologies Corp		20,500	2,084,030	0.46
Other			9,890,300	2.20

			11,974,330	2.66

TRANSPORTATION SERVICES			113,776	0.02

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)		44,900	3,266,026	0.73

			3,266,026	0.73

WATER TRANSPORTATION			1,093,191	0.24

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson		119,400	8,018,904	1.78
Other			205,491	0.05

			8,224,395	1.83

WHOLESALE TRADE-NONDURABLE GOODS			2,958,536	0.66

	TOTAL COMMON STOCKS	(Cost $414,345,612)	445,437,871	98.93

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$50,000,000	49,996,306	11.11

			49,996,306	11.11

TOTAL SHORT-TERM INVESTMENTS		(Cost $50,000,000)	49,996,306	11.11

	TOTAL PORTFOLIO	(Cost $464,345,612)	495,434,177	110.04%
OTHER ASSETS AND LIABILITIES, NET			(45,185,994)	(10.04)

	NET ASSETS		$450,248,183	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

118 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$164,409	0.61%

	APPAREL AND ACCESSORY STORES		603,630	2.25

	APPAREL AND OTHER TEXTILE PRODUCTS		19,849	0.07

	AUTO REPAIR, SERVICES AND PARKING		24,311	0.09

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		300,913	1.12

	BUILDING MATERIALS AND GARDEN SUPPLIES		65,432	0.24

	BUSINESS SERVICES
	Adobe Systems, Inc	4,435	297,899	1.11
*	Autodesk, Inc	4,362	129,813	0.48
*	Fiserv, Inc	3,684	146,623	0.55
*	Intuit, Inc	3,124	136,738	0.51
*	Juniper Networks, Inc	9,987	220,313	0.82
*	SunGard Data Systems, Inc	4,828	166,566	0.62
*	Veritas Software Corp	7,993	185,598	0.69
	Other		2,509,941	9.36

			3,793,491	14.14

	CHEMICALS AND ALLIED PRODUCTS
	Allergan, Inc	2,450	170,202	0.63
	Avery Dennison Corp	2,100	130,053	0.49
	Ecolab, Inc	3,480	115,014	0.43
*	Genzyme Corp	4,565	261,301	0.97
	Other		1,644,757	6.13

			2,321,327	8.65

	COAL MINING		68,765	0.26

	COMMUNICATIONS		893,264	3.33

	DEPOSITORY INSTITUTIONS		498,070	1.86

	EATING AND DRINKING PLACES
	Yum! Brands, Inc	5,418	280,707	1.05
	Other		336,261	1.25

			616,968	2.30

	EDUCATIONAL SERVICES		224,079	0.84

	ELECTRIC, GAS, AND SANITARY SERVICES
*	AES Corp	11,968	196,036	0.73
	Other		87,471	0.33

			283,507	1.06

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Altera Corp	7,067	139,785	0.52
	Linear Technology Corp	5,863	224,611	0.84
	National Semiconductor Corp	6,800	140,148	0.52
	Rockwell Collins, Inc	3,320	157,999	0.59
	Other		1,741,116	6.49

			2,403,659	8.96

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 119

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ENGINEERING AND MANAGEMENT SERVICES
	Moody’s Corp	2,338	$189,051	0.70%
	Quest Diagnostics, Inc	1,500	157,695	0.59
	Other		449,524	1.68

			796,270	2.97

	FABRICATED METAL PRODUCTS		97,654	0.36

	FOOD AND KINDRED PRODUCTS
	Hershey Foods Corp	2,505	151,452	0.56
	Other		203,744	0.76

			355,196	1.32

	FOOD STORES
	Whole Foods Market, Inc	1,190	121,535	0.45
	Other		10,641	0.04

			132,176	0.49

	FURNITURE AND FIXTURES		202,750	0.76

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	5,599	204,587	0.76
	Other		210,456	0.79

			415,043	1.55

	GENERAL BUILDING CONTRACTORS		450,720	1.68

	GENERAL MERCHANDISE STORES
	Dollar General Corp	5,528	121,118	0.45
	Other		157,895	0.59

			279,013	1.04

	HEALTH SERVICES
*	Coventry Health Care, Inc	1,990	135,599	0.50
*	Laboratory Corp of America Holdings	2,499	120,452	0.45
	Other		693,719	2.59

			949,770	3.54

	HOLDING AND OTHER INVESTMENT OFFICES		284,470	1.06

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	6,121	136,804	0.51
	Marriott International, Inc (Class A)	3,174	212,214	0.79
	Other		260,699	0.97

			609,717	2.27

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	3,528	163,981	0.61
*	Apple Computer, Inc	7,622	317,609	1.19
	Baker Hughes, Inc	6,226	276,995	1.03
	Dover Corp	3,080	116,393	0.43
*	Lexmark International, Inc	2,432	194,487	0.73
*	Network Appliance, Inc	6,040	167,066	0.62
	Rockwell Automation, Inc	2,252	127,553	0.48

120 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT—(continued)
	Smith International, Inc	2,026	$127,091	0.47%
	Other		1,003,108	3.74

			2,494,283	9.30

	INSTRUMENTS AND RELATED PRODUCTS
	Bard (C.R.), Inc	2,000	136,160	0.51
	Biomet, Inc	4,739	172,026	0.64
*	Fisher Scientific International, Inc	2,091	119,020	0.44
	KLA-Tencor Corp	3,716	170,973	0.64
	Other		987,082	3.68

			1,585,261	5.91

	INSURANCE AGENTS, BROKERS AND SERVICE		98,939	0.37

	INSURANCE CARRIERS
*	WellPoint, Inc	3,645	456,901	1.70
	Other		168,626	0.63

			625,527	2.33

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	3,573	202,339	0.75
	Other		28,372	0.11

			230,711	0.86

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	2,939	116,414	0.44
	Other		5,546	0.02

			121,960	0.46

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Fortune Brands, Inc	2,569	207,138	0.77
	Other		76,732	0.29

			283,870	1.06

	MISCELLANEOUS RETAIL		430,292	1.60

	MOTION PICTURES		64,552	0.24

	NONDEPOSITORY INSTITUTIONS		133,280	0.50

	OIL AND GAS EXTRACTION
	BJ Services Co	3,000	155,640	0.58
	XTO Energy, Inc	6,352	208,600	0.78
	Other		369,353	1.38

			733,593	2.74

	PAPER AND ALLIED PRODUCTS		44,365	0.17

	PERSONAL SERVICES
	H & R Block, Inc	3,103	156,950	0.59
	Other		145,122	0.54

			302,072	1.13

	PRIMARY METAL INDUSTRIES		175,143	0.65

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 121

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PRINTING AND PUBLISHING		$452,494	1.69%

RAILROAD TRANSPORTATION		21,699	0.08

REAL ESTATE		72,213	0.27

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		80,797	0.30

SECURITY AND COMMODITY BROKERS
Chicago Mercantile Exchange	641	124,373	0.46
Legg Mason, Inc	1,987	155,264	0.58
T Rowe Price Group, Inc	2,081	123,570	0.46
Other		372,660	1.39

		775,867	2.89

STONE, CLAY, AND GLASS PRODUCTS		8,823	0.03

TRANSPORTATION BY AIR
Southwest Airlines Co	11,643	165,796	0.62
Other		48,247	0.18

		214,043	0.80

TRANSPORTATION EQUIPMENT		281,102	1.05

TRANSPORTATION SERVICES		190,836	0.71

TRUCKING AND WAREHOUSING		64,076	0.24

WHOLESALE TRADE-DURABLE GOODS		220,099	0.82

WHOLESALE TRADE-NONDURABLE GOODS		230,990	0.86

TOTAL COMMON STOCKS	(Cost $19,707,119)	26,791,340	99.88

TOTAL PORTFOLIO	(Cost $19,707,119)	26,791,340	99.88%
OTHER ASSETS AND LIABILITIES, NET		32,235	0.12

NET ASSETS		$26,823,575	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

122 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PREFERRED STOCKS
HOLDING AND OTHER INVESTMENT OFFICES		$7,871	0.02%

TOTAL PREFERRED STOCKS (Cost $4,545)		7,871	0.02

COMMON STOCKS
AMUSEMENT AND RECREATION SERVICES		205,665	0.49

APPAREL AND ACCESSORY STORES		291,157	0.69

APPAREL AND OTHER TEXTILE PRODUCTS		316,035	0.75

AUTO REPAIR, SERVICES AND PARKING		93,466	0.22

AUTOMOTIVE DEALERS AND SERVICE STATIONS		68,184	0.16

BUILDING MATERIALS AND GARDEN SUPPLIES		56,138	0.13

BUSINESS SERVICES
Electronic Data Systems Corp	10,584	218,771	0.52
Other		995,936	2.36

		1,214,707	2.88

CHEMICALS AND ALLIED PRODUCTS
Air Products & Chemicals, Inc	4,780	302,526	0.72
Monsanto Co	5,600	361,200	0.86
PPG Industries, Inc	3,633	259,832	0.62
Praxair, Inc	4,861	232,648	0.55
Other		1,207,108	2.86

		2,363,314	5.61

COAL MINING		254,896	0.60

COMMUNICATIONS		679,206	1.61

DEPOSITORY INSTITUTIONS
AmSouth Bancorp	7,396	191,926	0.45
Comerica, Inc	3,611	198,894	0.47
Marshall & Ilsley Corp	4,600	192,050	0.46
North Fork Bancorp, Inc	7,261	201,420	0.48
Regions Financial Corp	9,677	313,535	0.74
Other		2,501,720	5.94

		3,599,545	8.54

EATING AND DRINKING PLACES		148,948	0.35

EDUCATIONAL SERVICES		5,734	0.01

ELECTRIC, GAS, AND SANITARY SERVICES
Ameren Corp	4,058	198,883	0.47
Consolidated Edison, Inc	5,065	213,642	0.51
Edison International	6,909	239,880	0.57
FPL Group, Inc	7,818	313,893	0.74
PG&E Corp	8,400	286,440	0.68
PPL Corp	3,965	214,070	0.51
Progress Energy, Inc	5,184	217,469	0.52
Public Service Enterprise Group, Inc	4,978	270,753	0.64
TXU Corp	5,152	410,254	0.97

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 123

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES—(continued)
	Williams Cos, Inc	11,686	$219,814	0.52%
	Other		3,462,239	8.22

			6,047,337	14.35

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		1,141,042	2.71

	ENGINEERING AND MANAGEMENT SERVICES		96,730	0.23

	FABRICATED METAL PRODUCTS		235,400	0.56

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	12,183	299,458	0.71
	Other		762,237	1.81

			1,061,695	2.52

	FOOD STORES
*	Kroger Co	15,503	248,513	0.59
	Other		334,662	0.79

			583,175	1.38

	FURNITURE AND FIXTURES		403,123	0.96

	FURNITURE AND HOMEFURNISHINGS STORES		133,596	0.32

	GENERAL BUILDING CONTRACTORS		604,566	1.43

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	3,624	230,632	0.55
	J.C. Penney Co, Inc	5,136	266,661	0.63
	May Department Stores Co	6,130	226,933	0.54
	Other		220,011	0.52

			944,237	2.24

	HEALTH SERVICES		412,098	0.98

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Office Properties Trust	8,515	256,557	0.61
	Equity Residential	5,868	189,008	0.45
	Simon Property Group, Inc	3,353	203,125	0.48
	iShares Russell Midcap Value Index Fund	2,620	295,719	0.70
	Other		3,062,198	7.27

			4,006,607	9.51

	HOTELS AND OTHER LODGING PLACES		299,689	0.71

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	8,418	350,778	0.83
	Eaton Corp	3,199	209,215	0.50
*	Xerox Corp	18,185	275,503	0.66
	Other		1,176,815	2.79

			2,012,311	4.78

124 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Eastman Kodak Co	6,041	$196,634	0.47%
	Other		248,541	0.59

			445,175	1.06

	INSURANCE AGENTS, BROKERS AND SERVICE		155,771	0.37

	INSURANCE CARRIERS
	Cigna Corp	2,804	250,397	0.60
	Loews Corp	3,158	232,239	0.55
	Principal Financial Group	6,369	245,143	0.58
*	WellPoint, Inc	2,150	269,503	0.64
	Other		2,709,270	6.43

			3,706,552	8.80

	LUMBER AND WOOD PRODUCTS		240,995	0.57

	METAL MINING
	Phelps Dodge Corp	2,024	205,901	0.49
	Other		11,092	0.03

			216,993	0.52

	MISCELLANEOUS MANUFACTURING INDUSTRIES		184,585	0.44

	MISCELLANEOUS RETAIL
*	Sears Holdings Corp	1,962	261,279	0.62
	Other		359,240	0.85

			620,519	1.47

	MOTION PICTURES		62,004	0.15

	NONDEPOSITORY INSTITUTIONS		396,765	0.94

	NONMETALLIC MINERALS, EXCEPT FUELS		119,116	0.28

	OIL AND GAS EXTRACTION
	EOG Resources, Inc	5,004	243,895	0.58
	Kerr-McGee Corp	3,035	237,732	0.56
	Marathon Oil Corp	7,263	340,780	0.81
	Unocal Corp	5,566	343,366	0.81
	Other		613,121	1.46

			1,778,894	4.22

	PAPER AND ALLIED PRODUCTS		588,231	1.40

	PERSONAL SERVICES		72,884	0.17

	PETROLEUM AND COAL PRODUCTS
	Valero Energy Corp	5,400	395,658	0.94
	Other		690,753	1.64

			1,086,411	2.58

	PRIMARY METAL INDUSTRIES		305,159	0.72

	PRINTING AND PUBLISHING		372,020	0.88

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 125

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

RAILROAD TRANSPORTATION
Burlington Northern Santa Fe Corp	7,746	$417,742	0.99%
Norfolk Southern Corp	8,278	306,700	0.73
Other		198,403	0.47

		922,845	2.19

REAL ESTATE		44,660	0.11

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		54,361	0.13

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc	2,373	237,063	0.56
Other		289,374	0.69

		526,437	1.25

STONE, CLAY, AND GLASS PRODUCTS		127,426	0.30

TOBACCO PRODUCTS
Reynolds American, Inc	3,100	249,829	0.60
Other		220,249	0.52

		470,078	1.12

TRANSPORTATION BY AIR		66,980	0.16

TRANSPORTATION EQUIPMENT
Paccar, Inc	3,712	268,712	0.64
Textron, Inc	2,538	189,386	0.45
Other		541,673	1.28

		999,771	2.37

TRANSPORTATION SERVICES		62,599	0.15

TRUCKING AND WAREHOUSING		92,871	0.22

WHOLESALE TRADE-DURABLE GOODS		520,374	1.23

WHOLESALE TRADE-NONDURABLE GOODS		355,681	0.85

TOTAL COMMON STOCKS	(Cost $29,826,951)	41,874,758	99.37

TOTAL PORTFOLIO	(Cost $29,831,496)	41,882,629	99.39%
OTHER ASSETS AND LIABILITIES, NET		256,682	0.61

NET ASSETS		$42,139,311	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

126 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PREFERRED STOCKS
	HOLDING AND OTHER INVESTMENT OFFICES		$9,534	0.01%

	TOTAL PREFERRED STOCKS (Cost $5,511)		9,534	0.01

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		316,787	0.53

	APPAREL AND ACCESSORY STORES		804,307	1.33

	APPAREL AND OTHER TEXTILE PRODUCTS		280,484	0.47

	AUTO REPAIR, SERVICES AND PARKING		98,518	0.16

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		334,563	0.55

	BUILDING MATERIALS AND GARDEN SUPPLIES		111,297	0.18

	BUSINESS SERVICES
	Adobe Systems, Inc	4,200	282,114	0.47
*	Juniper Networks, Inc	9,102	200,790	0.33
	Other		4,026,220	6.68

			4,509,124	7.48

	CHEMICALS AND ALLIED PRODUCTS
	Air Products & Chemicals, Inc	3,973	251,451	0.42
*	Genzyme Corp	4,277	244,815	0.41
	Monsanto Co	4,600	296,700	0.49
	PPG Industries, Inc	3,000	214,560	0.36
	Praxair, Inc	5,698	272,706	0.45
	Other		2,841,428	4.71

			4,121,660	6.84

	COAL MINING		284,804	0.47

	COMMUNICATIONS		1,406,802	2.33

	DEPOSITORY INSTITUTIONS
	North Fork Bancorp, Inc	7,467	207,135	0.34
	Regions Financial Corp	8,058	261,079	0.43
	Other		2,987,769	4.96

			3,455,983	5.73

	EATING AND DRINKING PLACES
	Yum! Brands, Inc	5,008	259,464	0.43
	Other		432,433	0.72

			691,897	1.15

	EDUCATIONAL SERVICES		208,661	0.35

	ELECTRIC, GAS, AND SANITARY SERVICES
	Edison International	5,709	198,217	0.33
	FPL Group, Inc	6,434	258,325	0.43
	PG&E Corp	6,924	236,108	0.39
	Public Service Enterprise Group, Inc	4,100	222,999	0.37
	TXU Corp	4,150	330,465	0.55
	Other		4,039,380	6.70

			5,285,494	8.77

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 127

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Linear Technology Corp	5,338	$204,499	0.34%
	Other		2,980,465	4.94

			3,184,964	5.28

	ENGINEERING AND MANAGEMENT SERVICES		827,914	1.37

	FABRICATED METAL PRODUCTS		287,071	0.48

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	10,069	247,496	0.41
	Hershey Foods Corp	3,074	185,854	0.31
	Other		791,713	1.31

			1,225,063	2.03

	FOOD STORES
*	Kroger Co	12,744	204,286	0.34
	Other		398,110	0.66

			602,396	1.00

	FURNITURE AND FIXTURES		526,320	0.87

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	5,190	189,643	0.31
	Other		304,863	0.51

			494,506	0.82

	GENERAL BUILDING CONTRACTORS		933,324	1.55

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	3,001	190,984	0.32
	J.C. Penney Co, Inc	4,247	220,504	0.37
	Other		629,714	1.04

			1,041,202	1.73

	HEALTH SERVICES
*	Medco Health Solutions, Inc	4,701	233,028	0.39
	Other		986,087	1.63

			1,219,115	2.02

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Office Properties Trust	7,099	213,893	0.35
	iShares Russell Midcap Index Fund	11,450	901,573	1.50
	Other		3,107,208	5.15

			4,222,674	7.00

	HOTELS AND OTHER LODGING PLACES
	Marriott International, Inc (Class A)	3,398	227,190	0.38
	Starwood Hotels & Resorts Worldwide, Inc	3,537	212,326	0.35
	Other		372,711	0.62

			812,227	1.35

128 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	14,000	$583,380	0.97%
	Baker Hughes, Inc	5,830	259,377	0.43
*	Xerox Corp	16,690	252,853	0.42
	Other		2,894,054	4.80

			3,989,664	6.62

	INSTRUMENTS AND RELATED PRODUCTS		1,831,216	3.04

	INSURANCE AGENTS, BROKERS AND SERVICE		214,508	0.36

	INSURANCE CARRIERS
	Cigna Corp	2,300	205,390	0.34
	Loews Corp	2,567	188,777	0.32
	Principal Financial Group	5,199	200,109	0.33
*	WellPoint, Inc	5,102	639,536	1.06
	Other		2,405,099	3.99

			3,638,911	6.04

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	3,300	186,879	0.31
	Other		28,372	0.05

			215,251	0.36

	LUMBER AND WOOD PRODUCTS		197,266	0.33

	METAL MINING		286,353	0.47

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Fortune Brands, Inc	2,529	203,913	0.34
	Other		211,433	0.35

			415,346	0.69

	MISCELLANEOUS RETAIL
*	Sears Holdings Corp	1,414	188,302	0.31
	Other		693,400	1.15

			881,702	1.46

	MOTION PICTURES		113,637	0.19

	NONDEPOSITORY INSTITUTIONS		457,716	0.76

	NONMETALLIC MINERALS, EXCEPT FUELS		102,294	0.17

	OIL AND GAS EXTRACTION
	EOG Resources, Inc	4,000	194,960	0.32
	Kerr-McGee Corp	2,526	197,862	0.33
	Marathon Oil Corp	6,038	283,303	0.47
	Unocal Corp	4,565	281,615	0.47
	XTO Energy, Inc	5,894	193,559	0.32
	Other		1,004,738	1.66

			2,156,037	3.57

	PAPER AND ALLIED PRODUCTS		542,386	0.90

	PERSONAL SERVICES		344,417	0.57

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 129

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PETROLEUM AND COAL PRODUCTS
Valero Energy Corp	4,476	$327,956	0.54%
Other		578,083	0.96

		906,039	1.50

PRIMARY METAL INDUSTRIES		411,960	0.68

PRINTING AND PUBLISHING		708,466	1.17

RAILROAD TRANSPORTATION
Burlington Northern Santa Fe Corp	6,456	348,172	0.58
Norfolk Southern Corp	6,800	251,940	0.42
Other		183,766	0.30

		783,878	1.30

REAL ESTATE		100,763	0.17

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		117,780	0.19

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc	2,000	199,800	0.33
Other		938,051	1.56

		1,137,851	1.89

STONE, CLAY, AND GLASS PRODUCTS		119,892	0.20

TOBACCO PRODUCTS
Reynolds American, Inc	2,630	211,952	0.35
Other		181,703	0.30

		393,655	0.65

TRANSPORTATION BY AIR
Southwest Airlines Co	13,621	193,963	0.32
Other		64,804	0.11

		258,767	0.43

TRANSPORTATION EQUIPMENT
Paccar, Inc	3,050	220,790	0.37
Other		876,763	1.45

		1,097,553	1.82

TRANSPORTATION SERVICES		229,531	0.38

TRUCKING AND WAREHOUSING		144,241	0.24

WHOLESALE TRADE-DURABLE GOODS		642,746	1.07

WHOLESALE TRADE-NONDURABLE GOODS
McKesson Corp	5,100	192,525	0.32
Other		321,167	0.53

		513,692	0.85

TOTAL COMMON STOCKS (Cost $43,402,939)		60,240,675	99.91

130 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
		VALUE	ASSETS

TOTAL PORTFOLIO	(Cost $43,408,450)	$60,250,209	99.92%
OTHER ASSETS AND LIABILITIES, NET		45,526	0.08

NET ASSETS		$60,295,735	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 131

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$83,754	0.12%

	AMUSEMENT AND RECREATION SERVICES
*	Penn National Gaming, Inc	8,800	258,544	0.36
	Other		404,986	0.57

			663,530	0.93

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	7,690	251,847	0.35
	Other		771,571	1.09

			1,023,418	1.44

	APPAREL AND OTHER TEXTILE PRODUCTS
*	Quiksilver, Inc	8,099	235,114	0.33
	Other		224,172	0.32

			459,286	0.65

	AUTO REPAIR, SERVICES AND PARKING		151,238	0.21

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		181,710	0.26

	BUSINESS SERVICES
*	CACI International, Inc (Class A)	4,069	224,731	0.32
*	Cerner Corp	3,903	204,946	0.29
*	F5 Networks, Inc	5,066	255,782	0.36
*	Hyperion Solutions Corp	5,399	238,150	0.34
*	Kronos, Inc	4,345	222,073	0.31
*	Take-Two Interactive Software, Inc	5,092	199,097	0.28
*	Titan Corp	11,543	209,621	0.29
	Other		10,082,519	14.21

			11,636,919	16.40

	CHEMICALS AND ALLIED PRODUCTS
*	Mosaic Co	17,600	300,256	0.42
	Valeant Pharmaceuticals International	9,699	218,421	0.31
	Other		5,271,259	7.43

			5,789,936	8.16

	COAL MINING		57,340	0.08

	COMMUNICATIONS		1,330,757	1.87

	DEPOSITORY INSTITUTIONS
	East West Bancorp, Inc	6,997	258,329	0.36
	First Bancorp (Puerto Rico)	4,438	187,506	0.26
	Other		3,326,128	4.69

			3,771,963	5.31

	EATING AND DRINKING PLACES
*	CEC Entertainment, Inc	5,185	189,771	0.27
*	P.F. Chang’s China Bistro, Inc	3,500	209,300	0.29
*	Sonic Corp	8,275	276,385	0.39
	Other		788,931	1.11

			1,464,387	2.06

132 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EDUCATIONAL SERVICES
	Strayer Education, Inc	2,014	$228,226	0.32%
	Other		136,766	0.19

			364,992	0.51

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Waste Connections, Inc	6,700	232,825	0.33
	Other		143,945	0.20

			376,770	0.53

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Rayovac Corp	6,513	270,941	0.38
*	Varian Semiconductor Equipment Associates, Inc	5,080	193,091	0.27
	Other		5,845,106	8.24

			6,309,138	8.89

	ENGINEERING AND MANAGEMENT SERVICES		2,602,264	3.67

	FABRICATED METAL PRODUCTS
*	Crown Holdings, Inc	12,501	194,516	0.27
	Other		613,761	0.87

			808,277	1.14

	FOOD AND KINDRED PRODUCTS		362,199	0.51

	FOOD STORES
*	Panera Bread Co (Class A)	3,976	224,763	0.32
	Other		80,896	0.11

			305,659	0.43

	FURNITURE AND FIXTURES		266,523	0.38

	FURNITURE AND HOMEFURNISHINGS STORES
*	Guitar Center, Inc	3,585	196,565	0.28
	Other		256,738	0.36

			453,303	0.64

	GENERAL BUILDING CONTRACTORS		331,759	0.47

	GENERAL MERCHANDISE STORES		503,496	0.71

	HEALTH SERVICES
*	Apria Healthcare Group, Inc	6,924	222,261	0.31
*	LifePoint Hospitals, Inc	5,332	233,755	0.33
*	Pediatrix Medical Group, Inc	2,921	200,351	0.28
	Other		1,514,381	2.14

			2,170,748	3.06

	HEAVY CONSTRUCTION, EXCEPT BUILDING		17,035	0.02

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Growth Index Fund	8,856	554,208	0.78
	New Century Financial Corp	5,145	240,889	0.34
	Other		1,069,831	1.51

			1,864,928	2.63

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 133

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	HOTELS AND OTHER LODGING PLACES
	Boyd Gaming Corp	6,299	$328,493	0.46%
	Other		103,643	0.15

			432,136	0.61

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Joy Global, Inc	5,628	197,318	0.28
*	Scientific Games Corp (Class A)	10,600	242,210	0.34
	Toro Co	2,978	263,553	0.37
	Other		3,082,111	4.34

			3,785,192	5.33

	INSTRUMENTS AND RELATED PRODUCTS
*	Intuitive Surgical, Inc	4,100	186,427	0.26
*	Steris Corp	8,229	207,782	0.29
*	Trimble Navigation Ltd	7,007	236,907	0.34
	Other		5,371,327	7.57

			6,002,443	8.46

	INSURANCE AGENTS, BROKERS AND SERVICE		357,592	0.50

	INSURANCE CARRIERS
*	AMERIGROUP Corp	5,620	205,467	0.29
*	Sierra Health Services, Inc	3,163	201,926	0.29
	Other		669,552	0.94

			1,076,945	1.52

	LEATHER AND LEATHER PRODUCTS		156,218	0.22

	LEGAL SERVICES		45,752	0.06

	LUMBER AND WOOD PRODUCTS		121,229	0.17

	METAL MINING		341,935	0.48

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Yankee Candle Co, Inc	6,432	203,894	0.29
	Other		382,234	0.54

			586,128	0.83

	MISCELLANEOUS RETAIL		1,026,260	1.45

	MOTION PICTURES		46,884	0.07

	NONDEPOSITORY INSTITUTIONS		343,976	0.48

	NONMETALLIC MINERALS, EXCEPT FUELS		7,842	0.01

	OIL AND GAS EXTRACTION
*	Cal Dive International, Inc	5,277	239,048	0.34
*	Cheniere Energy, Inc	3,755	242,235	0.34
*	Denbury Resources, Inc	7,601	267,783	0.38
*	Quicksilver Resources, Inc	4,100	199,793	0.28
*	Unit Corp	5,257	237,459	0.33
	Other		2,237,463	3.15

			3,423,781	4.82

134 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PAPER AND ALLIED PRODUCTS		$73,675	0.10%

	PERSONAL SERVICES		138,946	0.20

	PETROLEUM AND COAL PRODUCTS		453,817	0.64

	PRIMARY METAL INDUSTRIES
	Allegheny Technologies, Inc	13,205	318,372	0.45
*	Maverick Tube Corp	5,858	190,444	0.27
	Other		925,975	1.30

			1,434,791	2.02

	PRINTING AND PUBLISHING		874,553	1.23

	RAILROAD TRANSPORTATION		96,624	0.14

	REAL ESTATE		168,260	0.24

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		435,124	0.61

	SECURITY AND COMMODITY BROKERS
*	Affiliated Managers Group, Inc	3,332	206,684	0.29
	Other		111,492	0.16

			318,176	0.45

	SOCIAL SERVICES		124,838	0.18

	SPECIAL TRADE CONTRACTORS		178,561	0.25

	STONE, CLAY, AND GLASS PRODUCTS		255,682	0.36

	TOBACCO PRODUCTS		50,093	0.07

	TRANSPORTATION BY AIR		405,533	0.57

	TRANSPORTATION EQUIPMENT		1,069,895	1.51

	TRANSPORTATION SERVICES		273,256	0.39

	TRUCKING AND WAREHOUSING
*	Landstar System, Inc	7,742	253,551	0.36
	Other		379,756	0.53

			633,307	0.89

	WATER TRANSPORTATION		97,527	0.14

	WHOLESALE TRADE-DURABLE GOODS
	SCP Pool Corp	7,348	234,107	0.33
	Other		1,279,654	1.80

			1,513,761	2.13

	WHOLESALE TRADE-NONDURABLE GOODS
*	Tractor Supply Co	4,300	187,695	0.26
	Other		990,358	1.40

			1,178,053	1.66

	TOTAL COMMON STOCKS (Cost $56,696,574)		70,880,114	99.87

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 135

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
		VALUE	ASSETS

TOTAL PORTFOLIO	(Cost $56,696,574)	$70,880,114	99.87%
OTHER ASSETS AND LIABILITIES, NET		91,312	0.13

NET ASSETS		$70,971,426	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

136 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$84,186	0.12%

	AGRICULTURAL PRODUCTION-LIVESTOCK		38,628	0.06

	AMUSEMENT AND RECREATION SERVICES		601,943	0.89

	APPAREL AND ACCESSORY STORES		806,610	1.20

	APPAREL AND OTHER TEXTILE PRODUCTS		239,064	0.35

	AUTO REPAIR, SERVICES AND PARKING		232,434	0.34

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		322,797	0.48

	BUILDING MATERIALS AND GARDEN SUPPLIES		158,888	0.24

	BUSINESS SERVICES
*	Bisys Group, Inc	14,418	226,074	0.33
	Other		2,948,715	4.37

			3,174,789	4.70

	CHEMICALS AND ALLIED PRODUCTS
	Crompton Corp	13,700	200,020	0.29
	Cytec Industries, Inc	4,593	249,170	0.37
*	FMC Corp	4,254	227,376	0.34
	Great Lakes Chemical Corp	5,949	191,082	0.28
	Other		2,327,467	3.45

			3,195,115	4.73

	COAL MINING		51,606	0.08

	COMMUNICATIONS		1,194,552	1.77

	DEPOSITORY INSTITUTIONS
	Bancorpsouth, Inc	9,069	187,184	0.28
	Other		8,005,411	11.86

			8,192,595	12.14

	EATING AND DRINKING PLACES
	CBRL Group, Inc	4,967	205,137	0.30
	Other		720,489	1.07

			925,626	1.37

	EDUCATIONAL SERVICES		3,857	0.01

	ELECTRIC, GAS, AND SANITARY SERVICES
	Atmos Energy Corp	9,048	244,296	0.36
*	CMS Energy Corp	23,070	300,833	0.45
	Energen Corp	4,307	286,846	0.42
	Nicor, Inc	5,243	194,463	0.29
	Peoples Energy Corp	4,458	186,879	0.28
	Piedmont Natural Gas Co, Inc	8,699	200,425	0.30
	PNM Resources, Inc	7,074	188,734	0.28
*	Southern Union Co	10,085	253,234	0.37
	WGL Holdings, Inc	5,725	177,246	0.26
	Other		2,525,024	3.74

			4,557,980	6.75

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 137

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Thomas & Betts Corp	6,889	$222,515	0.33%
	Other		2,146,171	3.18

			2,368,686	3.51

	ENGINEERING AND MANAGEMENT SERVICES		921,528	1.37

	FABRICATED METAL PRODUCTS
	Commercial Metals Co	6,918	234,451	0.35
	Other		758,483	1.12

			992,934	1.47

	FISHING, HUNTING, AND TRAPPING		6,138	0.01

	FOOD AND KINDRED PRODUCTS
	Corn Products International, Inc	8,584	223,098	0.33
	Other		874,670	1.30

			1,097,768	1.63

	FOOD STORES		223,759	0.33

	FURNITURE AND FIXTURES		373,680	0.55

	FURNITURE AND HOMEFURNISHINGS STORES		293,836	0.44

	GENERAL BUILDING CONTRACTORS
	Beazer Homes U.S.A., Inc	4,827	240,674	0.36
	Other		407,813	0.60

			648,487	0.96

	GENERAL MERCHANDISE STORES		152,135	0.23

	HEALTH SERVICES		735,878	1.09

	HEAVY CONSTRUCTION, EXCEPT BUILDING		135,241	0.20

	HOLDING AND OTHER INVESTMENT OFFICES
	American Financial Realty Trust	13,062	191,097	0.28
	CarrAmerica Realty Corp	6,367	200,879	0.30
	First Industrial Realty Trust, Inc	4,907	185,632	0.28
	First Niagara Financial Group, Inc	13,834	182,747	0.27
	Healthcare Realty Trust, Inc	5,506	200,639	0.30
	IMPAC Mortgage Holdings, Inc	8,831	169,379	0.25
*	La Quinta Corp	22,400	190,400	0.28
	Prentiss Properties Trust	5,234	178,793	0.26
	Realty Income Corp	9,442	216,033	0.32
	Other		7,610,995	11.28

			9,326,594	13.82

	HOTELS AND OTHER LODGING PLACES		254,516	0.38

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Kennametal, Inc	4,300	204,207	0.30
*	Terex Corp	4,245	183,809	0.27
	York International Corp	4,900	191,982	0.29
	Other		2,898,006	4.29

			3,478,004	5.15

138 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSTRUMENTS AND RELATED PRODUCTS		$1,344,894	1.99%

	INSURANCE AGENTS, BROKERS AND SERVICE		75,727	0.11

	INSURANCE CARRIERS
	AmerUs Group Co	4,680	221,130	0.33
	Commerce Group, Inc	2,900	179,742	0.27
	Other		2,379,851	3.52

			2,780,723	4.12

	JUSTICE, PUBLIC ORDER AND SAFETY		28,666	0.04

	LEATHER AND LEATHER PRODUCTS		229,867	0.34

	LOCAL AND INTERURBAN PASSENGER TRANSIT
*	Laidlaw International, Inc	12,284	255,507	0.38

			255,507	0.38

	LUMBER AND WOOD PRODUCTS		169,290	0.25

	METAL MINING		151,774	0.22

	MISCELLANEOUS MANUFACTURING INDUSTRIES		487,901	0.72

	MISCELLANEOUS RETAIL		488,798	0.72

	MOTION PICTURES		160,530	0.24

	NONDEPOSITORY INSTITUTIONS		581,142	0.86

	NONMETALLIC MINERALS, EXCEPT FUELS		85,493	0.13

	OIL AND GAS EXTRACTION
*	Cimarex Energy Co	4,887	190,593	0.28
*	Forest Oil Corp	5,968	241,704	0.36
*	Key Energy Services, Inc	15,652	179,528	0.27
*	Plains Exploration & Production Co	7,309	255,084	0.38
*	Southwestern Energy Co	3,275	185,889	0.27
	St. Mary Land & Exploration Co	3,381	169,219	0.25
	Vintage Petroleum, Inc	5,922	186,306	0.28
	Other		2,091,163	3.10

			3,499,486	5.19

	PAPER AND ALLIED PRODUCTS		783,537	1.16

	PERSONAL SERVICES		249,877	0.37

	PETROLEUM AND COAL PRODUCTS
*	Tesoro Corp	7,607	281,611	0.42
	Other		157,581	0.23

			439,192	0.65

	PRIMARY METAL INDUSTRIES		1,514,188	2.24

	PRINTING AND PUBLISHING
	American Greetings Corp (Class A)	7,425	189,189	0.28
	Other		727,243	1.08

			916,432	1.36

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 139

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	RAILROAD TRANSPORTATION		$225,806	0.33%

	REAL ESTATE		369,621	0.55

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
	Aptargroup, Inc	4,320	224,554	0.33
*	Goodyear Tire & Rubber Co	18,071	241,248	0.36
	Other		455,400	0.67

			921,202	1.36

	SECURITY AND COMMODITY BROKERS		554,839	0.82

	SOCIAL SERVICES		24,707	0.04

	SPECIAL TRADE CONTRACTORS		303,874	0.45

	STONE, CLAY, AND GLASS PRODUCTS		416,179	0.62

	TOBACCO PRODUCTS		134,243	0.20

	TRANSPORTATION BY AIR		538,619	0.80

	TRANSPORTATION EQUIPMENT		1,095,928	1.62

	TRANSPORTATION SERVICES
	GATX Corp	5,862	194,560	0.29
	Other		97,698	0.14

			292,258	0.43

	TRUCKING AND WAREHOUSING		544,756	0.81

	WATER TRANSPORTATION
	Alexander & Baldwin, Inc	5,066	208,719	0.31
	Overseas Shipholding Group, Inc	3,193	200,872	0.30
	Other		102,101	0.15

			511,692	0.76

	WHOLESALE TRADE-DURABLE GOODS		1,069,956	1.59

	WHOLESALE TRADE-NONDURABLE GOODS
*	United Stationers, Inc	3,756	169,959	0.25
	Other		1,121,216	1.66

			1,291,175	1.91

	TOTAL COMMON STOCKS	(Cost $53,876,874)	67,327,733	99.75

	TOTAL PORTFOLIO	(Cost $53,876,874)	67,327,733	99.75%
	OTHER ASSETS AND LIABILITIES, NET		170,735	0.25

	NET ASSETS		$67,498,468	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

140 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$177,180	0.13%

	AGRICULTURAL PRODUCTION-LIVESTOCK		40,774	0.03

	AGRICULTURAL SERVICES		15	0.00

	AMUSEMENT AND RECREATION SERVICES
*	Penn National Gaming, Inc	8,064	236,920	0.17
	Other		1,031,873	0.74

			1,268,793	0.91

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	6,957	227,842	0.16
	Other		1,582,211	1.14

			1,810,053	1.30

	APPAREL AND OTHER TEXTILE PRODUCTS		696,112	0.50

	AUTO REPAIR, SERVICES AND PARKING		402,254	0.29

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		521,351	0.37

	BUILDING MATERIALS AND GARDEN SUPPLIES		176,556	0.13

	BUSINESS SERVICES
*	Bisys Group, Inc	15,454	242,319	0.17
*	F5 Networks, Inc	4,702	237,404	0.17
*	Take-Two Interactive Software, Inc	5,716	223,496	0.16
	Other		13,523,692	9.69

			14,226,911	10.19

	CHEMICALS AND ALLIED PRODUCTS
	Cytec Industries, Inc	4,964	269,297	0.19
*	FMC Corp	4,669	249,558	0.18
*	Mosaic Co	16,212	276,577	0.20
	Valeant Pharmaceuticals International	11,830	266,412	0.19
	Other		7,823,549	5.60

			8,885,393	6.36

	COAL MINING		108,946	0.08

	COMMUNICATIONS		2,545,303	1.82

	DEPOSITORY INSTITUTIONS
	East West Bancorp, Inc	6,300	232,596	0.16
	Other		12,171,274	8.72

			12,403,870	8.88

	EATING AND DRINKING PLACES
	CBRL Group, Inc	6,379	263,453	0.19
*	Sonic Corp	7,646	255,376	0.18
	Other		1,853,806	1.33

			2,372,635	1.70

	EDUCATIONAL SERVICES		349,331	0.25

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 141

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	Atmos Energy Corp	9,847	$265,869	0.19%
*	CMS Energy Corp	24,944	325,270	0.23
	Energen Corp	4,700	313,020	0.22
	Piedmont Natural Gas Co, Inc	9,730	224,179	0.16
*	Southern Union Co	10,927	274,377	0.20
	Other		3,875,686	2.78

			5,278,401	3.78

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Rayovac Corp	6,350	264,160	0.19
*	Thomas & Betts Corp	7,535	243,381	0.17
	Other		7,896,348	5.66

			8,403,889	6.02

	ENGINEERING AND MANAGEMENT SERVICES		3,409,305	2.44

	FABRICATED METAL PRODUCTS
	Commercial Metals Co	7,400	250,786	0.18
*	Crown Holdings, Inc	21,216	330,121	0.24
	Other		1,278,048	0.91

			1,858,955	1.33

	FISHING, HUNTING, AND TRAPPING		5,456	0.00

	FOOD AND KINDRED PRODUCTS
	Corn Products International, Inc	9,352	243,058	0.17
	Other		1,303,180	0.94

			1,546,238	1.11

	FOOD STORES		526,000	0.38

	FURNITURE AND FIXTURES		646,540	0.46

	FURNITURE AND HOMEFURNISHINGS STORES		747,783	0.54

	GENERAL BUILDING CONTRACTORS
	Beazer Homes U.S.A., Inc	5,245	261,516	0.19
	Other		755,569	0.54

			1,017,085	0.73

	GENERAL MERCHANDISE STORES		630,229	0.45

	HEALTH SERVICES		2,810,249	2.01

	HEAVY CONSTRUCTION, EXCEPT BUILDING		158,827	0.11

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Index Fund	6,918	845,034	0.60
	New Century Financial Corp	5,950	278,579	0.20
	Realty Income Corp	10,116	231,454	0.17
	Other		10,720,530	7.68

			12,075,597	8.65

142 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	HOTELS AND OTHER LODGING PLACES
	Boyd Gaming Corp	5,800	$302,470	0.22%
	Other		381,405	0.27

			683,875	0.49

	INDUSTRIAL MACHINERY AND EQUIPMENT
	IDEX Corp	6,464	260,822	0.19
	Joy Global, Inc	10,346	362,731	0.26
*	Terex Corp	6,300	272,790	0.20
	Toro Co	2,767	244,880	0.17
	Other		6,115,705	4.38

			7,256,928	5.20

	INSTRUMENTS AND RELATED PRODUCTS		7,016,432	5.03

	INSURANCE AGENTS, BROKERS AND SERVICE		412,971	0.30

	INSURANCE CARRIERS
*	AMERIGROUP Corp	6,264	229,012	0.16
	AmerUs Group Co	5,003	236,392	0.17
	Other		3,553,630	2.55

			4,019,034	2.88

	JUSTICE, PUBLIC ORDER AND SAFETY		30,666	0.02

	LEATHER AND LEATHER PRODUCTS		397,524	0.29

	LEGAL SERVICES		41,149	0.03

	LOCAL AND INTERURBAN PASSENGER TRANSIT
*	Laidlaw International, Inc	13,312	276,890	0.20

			276,890	0.20

	LUMBER AND WOOD PRODUCTS		295,617	0.21

	METAL MINING		486,318	0.35

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,079,231	0.77

	MISCELLANEOUS RETAIL		1,456,511	1.04

	MOTION PICTURES		236,532	0.17

	NONDEPOSITORY INSTITUTIONS		942,767	0.68

	NONMETALLIC MINERALS, EXCEPT FUELS		104,067	0.07

	OIL AND GAS EXTRACTION
	Cabot Oil & Gas Corp (Class A)	4,222	232,843	0.17
*	Cheniere Energy, Inc	3,477	224,301	0.16
*	Denbury Resources, Inc	7,044	248,160	0.18
*	Forest Oil Corp	6,476	262,278	0.19
	Helmerich & Payne, Inc	6,358	252,349	0.18
*	Plains Exploration & Production Co	9,914	345,999	0.25
	Range Resources Corp	10,441	243,902	0.17
*	Southwestern Energy Co	4,622	262,345	0.19
	Other		4,876,095	3.49

			6,948,272	4.98

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 143

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PAPER AND ALLIED PRODUCTS		$925,974	0.66%

	PERSONAL SERVICES		405,614	0.29

	PETROLEUM AND COAL PRODUCTS
*	Tesoro Corp	8,300	307,266	0.22
	Other		595,211	0.43

			902,477	0.65

	PRIMARY METAL INDUSTRIES
	Allegheny Technologies, Inc	12,250	295,348	0.21
	Other		2,678,314	1.92

			2,973,662	2.13

	PRINTING AND PUBLISHING
*	Valassis Communications, Inc	6,711	234,617	0.17
	Other		1,579,622	1.13

			1,814,239	1.30

	RAILROAD TRANSPORTATION		332,667	0.24

	REAL ESTATE		559,768	0.40

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
	Aptargroup, Inc	4,715	245,086	0.18
*	Goodyear Tire & Rubber Co	19,538	260,832	0.19
	Other		914,137	0.65

			1,420,055	1.02

	SECURITY AND COMMODITY BROKERS		908,696	0.65

	SOCIAL SERVICES		137,125	0.10

	SPECIAL TRADE CONTRACTORS		507,945	0.36

	STONE, CLAY, AND GLASS PRODUCTS		690,976	0.50

	TOBACCO PRODUCTS		205,605	0.15

	TRANSPORTATION BY AIR		959,946	0.69

	TRANSPORTATION EQUIPMENT		2,183,962	1.56

	TRANSPORTATION SERVICES		589,118	0.42

	TRUCKING AND WAREHOUSING
*	Landstar System, Inc	7,500	245,625	0.18
	Other		939,980	0.67

			1,185,605	0.85

	WATER TRANSPORTATION
	Alexander & Baldwin, Inc	5,425	223,510	0.16
	Other		422,500	0.30

			646,010	0.46

144 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

WHOLESALE TRADE-DURABLE GOODS
SCP Pool Corp	7,065	$225,091	0.16%
Other		2,349,798	1.68

		2,574,889	1.84

WHOLESALE TRADE-NONDURABLE GOODS		2,546,202	1.82

TOTAL COMMON STOCKS	(Cost $108,991,100)	139,255,350	99.75

TOTAL PORTFOLIO	(Cost $108,991,100)	139,255,350	99.75%
OTHER ASSETS AND LIABILITIES, NET		352,294	0.25

NET ASSETS		$139,607,644	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 145

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PREFERRED STOCKS
CHEMICALS AND ALLIED PRODUCTS		$89,744	0.06%

INSTRUMENTS AND RELATED PRODUCTS		11,381	0.01

MOTION PICTURES		15,617	0.01

TRANSPORTATION EQUIPMENT		95,342	0.07

TOTAL PREFERRED STOCKS (Cost $166,664)		212,084	0.15

COMMON STOCKS
AGRICULTURAL SERVICES		239,478	0.16

AMUSEMENT AND RECREATION SERVICES		499,286	0.34

APPAREL AND ACCESSORY STORES		361,366	0.25

APPAREL AND OTHER TEXTILE PRODUCTS		378,933	0.26

AUTO REPAIR, SERVICES AND PARKING		132,363	0.09

AUTOMOTIVE DEALERS AND SERVICE STATIONS		6,470	0.00

BUILDING MATERIALS AND GARDEN SUPPLIES		215,914	0.15

BUSINESS SERVICES		3,714,972	2.52

CHEMICALS AND ALLIED PRODUCTS
AstraZeneca plc (United Kingdom)	27,515	1,084,559	0.74
BASF AG.	8,631	613,473	0.42
GlaxoSmithKline plc	97,107	2,225,773	1.51
Novartis AG. (Regd)	39,343	1,841,882	1.25
Roche Holding AG. (Genusscheine)	11,709	1,259,413	0.86
Sanofi-Aventis	16,243	1,373,219	0.93
Takeda Pharmaceutical Co Ltd	14,800	707,068	0.48
Other		5,876,244	3.99

		14,981,631	10.18

COMMUNICATIONS
Deutsche Telekom AG. (Regd)	45,474	910,144	0.62
Ericsson (LM) (B Shs)	247,050	698,020	0.48
France Telecom S.A.	24,670	740,641	0.50
Telecom Italia S.p.A.	217,848	828,144	0.56
Telefonica S.A.	74,336	1,298,449	0.88
Vodafone Group plc	620,000	1,646,029	1.12
Vodafone Group plc (Spon ADR)	44,829	1,190,658	0.81
Other		4,446,753	3.02

		11,758,838	7.99

DEPOSITORY INSTITUTIONS
ABN Amro Holding NV	26,962	670,688	0.46
Banco Bilbao Vizcaya Argentaria S.A.	53,687	876,365	0.60
Banco Santander Central Hispano S.A.	99,024	1,208,460	0.82
Barclays plc	107,154	1,095,406	0.74
BNP Paribas	13,270	942,513	0.64
Credit Suisse Group	18,951	816,456	0.55
Deutsche Bank AG. (Regd)	8,158	705,599	0.48

146 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

DEPOSITORY INSTITUTIONS—(continued)
HSBC Holdings plc (United Kingdom)	184,223	$2,913,660	1.98%
Lloyds TSB Group plc	93,214	841,935	0.57
Mitsubishi Tokyo Financial Group, Inc	78	678,197	0.46
Mizuho Financial Group, Inc	129	611,472	0.41
Royal Bank of Scotland Group plc	52,847	1,681,636	1.14
UBS AG. (Regd)	17,818	1,509,873	1.03
Other		11,862,499	8.06

		26,414,759	17.94

EATING AND DRINKING PLACES		551,669	0.37

EDUCATIONAL SERVICES		40,838	0.03

ELECTRIC, GAS, AND SANITARY SERVICES
E.ON AG.	10,380	892,927	0.61
Other		7,700,099	5.23

		8,593,026	5.84

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Nokia Oyj	77,727	1,208,174	0.82
Sony Corp	15,400	614,791	0.42
Other		5,667,353	3.85

		7,490,318	5.09

ENGINEERING AND MANAGEMENT SERVICES		95,661	0.06

FABRICATED METAL PRODUCTS		617,637	0.42

FOOD AND KINDRED PRODUCTS
Diageo plc	50,196	707,583	0.48
Nestle S.A. (Regd)	6,725	1,846,427	1.25
Other		3,646,457	2.48

		6,200,467	4.21

FOOD STORES
Tesco plc	129,076	771,949	0.52
Other		1,782,090	1.21

		2,554,039	1.73

FURNITURE AND FIXTURES		13,687	0.01

FURNITURE AND HOMEFURNISHINGS STORES		379,151	0.26

GENERAL BUILDING CONTRACTORS		1,055,478	0.72

GENERAL MERCHANDISE STORES		1,101,717	0.75

HEALTH SERVICES		172,985	0.12

HEAVY CONSTRUCTION, EXCEPT BUILDING		771,138	0.52

HOLDING AND OTHER INVESTMENT OFFICES		1,940,832	1.32

HOTELS AND OTHER LODGING PLACES		517,153	0.35

INDUSTRIAL MACHINERY AND EQUIPMENT		1,931,939	1.31

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 147

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

INSTRUMENTS AND RELATED PRODUCTS
Canon, Inc	14,200	$763,369	0.52%
Other		1,936,467	1.31

		2,699,836	1.83

INSURANCE AGENTS, BROKERS AND SERVICE		7,722	0.00

INSURANCE CARRIERS
Allianz AG. (Regd)	5,129	652,925	0.45
AXA	23,637	631,292	0.43
ING Groep NV	31,232	945,763	0.64
Other		5,155,569	3.50

		7,385,549	5.02

LEATHER AND LEATHER PRODUCTS		14,232	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		753,204	0.51

LUMBER AND WOOD PRODUCTS		125,136	0.08

METAL MINING		1,335,601	0.91

MISCELLANEOUS MANUFACTURING INDUSTRIES		855,641	0.58

MISCELLANEOUS RETAIL		626,321	0.43

MOTION PICTURES		87,846	0.06

NONDEPOSITORY INSTITUTIONS
HBOS plc	65,372	1,019,096	0.69
Other		1,088,164	0.74

		2,107,260	1.43

NONMETALLIC MINERALS, EXCEPT FUELS		20,279	0.01

OIL AND GAS EXTRACTION
Shell Transport & Trading Co plc	159,899	1,435,188	0.98
Total S.A.	9,490	2,226,229	1.51
Other		614,983	0.42

		4,276,400	2.91

PAPER AND ALLIED PRODUCTS		1,029,602	0.70

PERSONAL SERVICES		17,027	0.01

PETROLEUM AND COAL PRODUCTS
BHP Billiton Ltd	59,677	824,936	0.56
BP plc	204,586	2,120,421	1.44
BP plc (Spon ADR)	24,382	1,521,437	1.03
ENI S.p.A.	43,380	1,129,268	0.77
Royal Dutch Petroleum Co	34,724	2,081,351	1.42
Other		1,209,593	0.82

		8,887,006	6.04

PRIMARY METAL INDUSTRIES		1,753,076	1.19

PRINTING AND PUBLISHING		1,875,602	1.27

RAILROAD TRANSPORTATION		526,573	0.36

148 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

REAL ESTATE			$2,343,883	1.59%

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			765,174	0.52

SECURITY AND COMMODITY BROKERS			1,969,987	1.34

SPECIAL TRADE CONTRACTORS			50,822	0.03

STONE, CLAY, AND GLASS PRODUCTS			2,023,308	1.37

TOBACCO PRODUCTS			361,872	0.25

TRANSPORTATION BY AIR			952,616	0.65

TRANSPORTATION EQUIPMENT
Honda Motor Co Ltd		12,500	627,571	0.43
Siemens AG.		13,289	1,054,397	0.71
Toyota Motor Corp		48,100	1,794,306	1.22
Other			3,652,956	2.48

			7,129,230	4.84

TRANSPORTATION SERVICES			178,450	0.12

TRUCKING AND WAREHOUSING			305,972	0.21

WATER TRANSPORTATION			828,129	0.56

WHOLESALE TRADE-DURABLE GOODS			318,316	0.22

WHOLESALE TRADE-NONDURABLE GOODS
Unilever NV (Cert)		9,526	649,974	0.44
Other			1,426,164	0.97

			2,076,138	1.41

	TOTAL COMMON STOCKS	(Cost $118,170,072)	146,419,555	99.45

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$54,600,000	54,595,966	37.08

			54,595,966	37.08

TOTAL SHORT-TERM INVESTMENTS		(Cost $54,600,000)	54,595,966	37.08

	TOTAL PORTFOLIO	(Cost $172,936,736)	201,227,605	136.68%
OTHER ASSETS AND LIABILITIES, NET			(54,004,222)	(36.68)

	NET ASSETS		$147,223,383	100.00%

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 149

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2005

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

COMMON STOCKS
HOLDING AND OTHER INVESTMENT OFFICES
Affordable Residential Communities	640,000	$8,096,000	1.79%
Alexandria Real Estate Equities, Inc	127,973	8,238,902	1.82
Archstone-Smith Trust	325,000	11,085,750	2.45
Ashford Hospitality Trust, Inc	500,000	5,100,000	1.12
AvalonBay Communities, Inc	75,000	5,016,750	1.11
Bimini Mortgage Management, Inc (Class A)	725,000	10,041,250	2.22
Boston Properties, Inc	172,000	10,359,560	2.29
Catellus Development Corp	250,000	6,662,500	1.47
Centerpoint Properties Trust	115,000	4,715,000	1.04
Developers Diversified Realty Corp	150,000	5,962,500	1.32
Duke Realty Corp	275,000	8,208,750	1.81
ECC Capital Corp	1,400,000	8,400,000	1.85
Equity Residential	290,631	9,361,225	2.07
Feldman Mall Properties, Inc	400,000	4,844,000	1.07
General Growth Properties, Inc	330,000	11,253,000	2.48
GMH Communities Trust	539,519	6,317,767	1.39
Gramercy Capital	400,000	7,800,000	1.72
HomeBanc Corp	550,000	4,862,000	1.07
Host Marriott Corp	455,000	7,534,800	1.66
Innkeepers U.S.A. Trust	328,000	4,234,480	0.93
iStar Financial, Inc	100,000	4,118,000	0.91
Kimco Realty Corp	150,000	8,085,000	1.78
LaSalle Hotel Properties	289,000	8,395,450	1.85
Macerich Co	105,000	5,594,400	1.23
Mills Corp	125,000	6,612,500	1.46
Monmouth REIT (Class A)	820,000	6,921,620	1.53
Newcastle Investment Corp	255,000	7,548,000	1.67
Novastar Financial, Inc	233,312	8,401,565	1.85
Omega Healthcare Investors, Inc	400,000	4,392,000	0.97
Pan Pacific Retail Properties, Inc	75,000	4,256,250	0.94
Parkway Properties, Inc	100,000	4,670,000	1.03
Prologis	290,000	10,759,000	2.37
Reckson Associates Realty Corp	270,000	8,289,000	1.83
Regency Centers Corp	202,000	9,621,260	2.12
Simon Property Group, Inc	272,000	16,477,760	3.64
Sizeler Property Investors	715,000	8,479,900	1.87
Spirit Finance Corp	400,000	4,344,000	0.96
Strategic Hotel Capital, Inc	325,375	4,783,013	1.06
United Dominion Realty Trust, Inc	239,000	4,987,930	1.10
U-Store-It Trust	225,000	3,915,000	0.86
Ventas, Inc	180,000	4,492,800	0.99
Vornado Realty Trust	160,000	11,083,200	2.45
Other		87,306,407	19.26

		391,628,289	86.41

150 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	HOTELS AND OTHER LODGING PLACES
*	Fairmont Hotels & Resorts	155,000	$5,136,700	1.13%
	Hilton Hotels Corp	187,000	4,179,450	0.92
*	Jameson Inns, Inc	2,950,000	4,336,500	0.96
*	Lodgian, Inc	709,923	7,276,711	1.61
	Starwood Hotels & Resorts Worldwide, Inc	296,858	17,820,385	3.93
	Other		2,826,176	0.62

			41,575,922	9.17

	REAL ESTATE
*	Brookfield Properties Corp	100,000	3,850,000	0.85
*	CB Richard Ellis Group, Inc	165,000	5,773,350	1.28
	Thomas Properties Group, Inc	395,902	4,901,267	1.08

			14,524,617	3.21

	TOTAL COMMON STOCKS	(Cost $448,773,995)	447,728,828	98.79

	TOTAL PORTFOLIO	(Cost $448,773,995)	447,728,828	98.79%
	OTHER ASSETS AND LIABILITIES, NET		5,479,262	1.21

	NET ASSETS		$453,208,090	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 151

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$157,669	0.11%

	APPAREL AND ACCESSORY STORES		850,539	0.59

	APPAREL AND OTHER TEXTILE PRODUCTS		112,984	0.08

	AUTO REPAIR, SERVICES AND PARKING		14,764	0.01

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		96,087	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	36,200	1,384,288	0.96
	Lowe’s Cos	13,800	787,842	0.54
	Other		11,062	0.01

			2,183,192	1.51

	BUSINESS SERVICES
	Microsoft Corp	128,177	3,098,038	2.14
	Other		5,520,203	3.82

			8,618,241	5.96

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	22,624	1,316,943	0.91
	Gillette Co	18,700	943,976	0.65
	Merck & Co, Inc	36,342	1,176,390	0.82
	Procter & Gamble Co	45,302	2,401,006	1.66
	Other		6,561,774	4.54

			12,400,089	8.58

	COMMUNICATIONS
	BellSouth Corp	32,500	854,425	0.59
*	Comcast Corp (Class A)	29,972	1,012,454	0.70
	SBC Communications, Inc	70,100	1,660,669	1.15
	Verizon Communications, Inc	47,231	1,676,700	1.16
	Other		1,703,650	1.18

			6,907,898	4.78

	DEPOSITORY INSTITUTIONS
	JPMorgan Chase & Co	68,920	2,384,632	1.65
	U.S. Bancorp	47,700	1,374,714	0.95
	Wachovia Corp	35,029	1,783,326	1.23
	Wells Fargo & Co	33,000	1,973,400	1.37
	Other		6,403,657	4.43

			13,919,729	9.63

	EATING AND DRINKING PLACES
	McDonald’s Corp	41,874	1,303,956	0.90
	Other		230,359	0.16

			1,534,315	1.06

	EDUCATIONAL SERVICES		212,082	0.15

152 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	Kinder Morgan, Inc	10,300	$779,710	0.54%
	Other		7,294,744	5.05

			8,074,454	5.59

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Emerson Electric Co	15,800	1,025,894	0.71
	Intel Corp	95,900	2,227,757	1.54
	Qualcomm, Inc	24,424	895,140	0.62
	Other		3,222,701	2.23

			7,371,492	5.10

	ENGINEERING AND MANAGEMENT SERVICES		813,829	0.56

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	10,200	913,206	0.63
	Other		984,382	0.68

			1,897,588	1.31

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	41,700	1,737,639	1.20
	PepsiCo, Inc	32,400	1,718,172	1.19
	Other		1,535,085	1.06

			4,990,896	3.45

	FOOD STORES		1,087,136	0.75

	FURNITURE AND FIXTURES		668,859	0.46

	FURNITURE AND HOMEFURNISHINGS STORES		396,189	0.27

	GENERAL BUILDING CONTRACTORS		779,306	0.54

	GENERAL MERCHANDISE STORES
	Target Corp	15,600	780,312	0.54
	Other		1,040,354	0.72

			1,820,666	1.26

	HEALTH SERVICES		1,001,074	0.69

	HOLDING AND OTHER INVESTMENT OFFICES
	Washington Mutual, Inc	27,800	1,098,100	0.76
	Other		3,272,174	2.26

			4,370,274	3.02

	HOTELS AND OTHER LODGING PLACES		133,835	0.09

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	18,600	1,593,834	1.10
*	Cisco Systems, Inc	91,400	1,635,146	1.13
*	Dell, Inc	37,100	1,425,382	0.99
	Hewlett-Packard Co	50,888	1,116,483	0.77
	International Business Machines Corp	29,206	2,668,844	1.85
	Other		3,847,746	2.66

			12,287,435	8.50

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 153

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	22,800	$1,161,660	0.80%
	Other		3,582,167	2.48

			4,743,827	3.28

	INSURANCE AGENTS, BROKERS AND SERVICE		452,949	0.31

	INSURANCE CARRIERS
	American International Group, Inc	40,000	2,216,400	1.53
	Prudential Financial, Inc	14,400	826,560	0.57
	UnitedHealth Group, Inc	12,045	1,148,852	0.80
	Other		4,366,883	3.02

			8,558,695	5.92

	LEATHER AND LEATHER PRODUCTS		191,593	0.13

	LOCAL AND INTERURBAN PASSENGER TRANSIT		22,880	0.02

	LUMBER AND WOOD PRODUCTS		6,580	0.00

	METAL MINING		189,458	0.13

	MISCELLANEOUS MANUFACTURING INDUSTRIES		406,635	0.28

	MISCELLANEOUS RETAIL
	Walgreen Co	18,300	812,886	0.56
	Other		1,623,648	1.13

			2,436,534	1.69

	MOTION PICTURES
*	Time Warner, Inc	69,729	1,223,744	0.85
	Walt Disney Co	34,900	1,002,677	0.69
	Other		632,848	0.44

			2,859,269	1.98

	NONDEPOSITORY INSTITUTIONS
	American Express Co	26,200	1,345,894	0.93
	Fannie Mae	18,715	1,019,032	0.70
	Freddie Mac	16,900	1,068,080	0.74
	MBNA Corp	29,450	722,998	0.50
	Other		1,771,616	1.23

			5,927,620	4.10

	NONMETALLIC MINERALS, EXCEPT FUELS		204,038	0.14

	OIL AND GAS EXTRACTION
	Anadarko Petroleum Corp	11,500	875,150	0.61
	Apache Corp	14,194	869,099	0.60
	Devon Energy Corp	17,986	858,832	0.59
	Other		4,144,832	2.87

			6,747,913	4.67

154 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PAPER AND ALLIED PRODUCTS
Kimberly-Clark Corp	11,700	$769,041	0.53%
Other		438,958	0.31

		1,207,999	0.84

PERSONAL SERVICES		17,192	0.01

PETROLEUM AND COAL PRODUCTS		1,057,446	0.73

PRIMARY METAL INDUSTRIES		1,329,886	0.92

PRINTING AND PUBLISHING		1,176,281	0.81

RAILROAD TRANSPORTATION		651,362	0.45

REAL ESTATE		17,195	0.01

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		111,032	0.08

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	8,163	897,848	0.62
Merrill Lynch & Co, Inc	20,000	1,132,000	0.78
Other		849,960	0.59

		2,879,808	1.99

SPECIAL TRADE CONTRACTORS		32,424	0.02

STONE, CLAY, AND GLASS PRODUCTS		289,335	0.20

TRANSPORTATION BY AIR		1,052,903	0.73

TRANSPORTATION EQUIPMENT		1,846,955	1.28

TRANSPORTATION SERVICES		154,006	0.11

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)	12,729	925,907	0.64

		925,907	0.64

WATER TRANSPORTATION		81,552	0.06

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson	56,939	3,824,023	2.64
Other		763,332	0.53

		4,587,355	3.17

WHOLESALE TRADE-NONDURABLE GOODS		1,520,478	1.05

TOTAL COMMON STOCKS (Cost $135,871,219)		144,387,729	99.87

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 155

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
ISSUER		PRINCIPAL	VALUE	ASSETS

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$750,000	$749,945	0.52%

			749,945	0.52

TOTAL SHORT-TERM INVESTMENTS		(Cost $750,000)	749,945	0.52

	TOTAL PORTFOLIO	(Cost $136,621,219)	145,137,674	100.39%
	OTHER ASSETS AND LIABILITIES, NET		(555,680)	(0.39)

	NET ASSETS		$144,581,994	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

156 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

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SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 157

	|	TIAA-CREF Institutional Mutual Funds
Statements of assets and liabilities (unaudited)		March 31, 2005

	Growth &	International	Large-Cap	Mid-Cap	Mid-Cap	Small-Cap
	Income Fund	Equity Fund	Value Fund	Growth Fund	Value Fund	Equity Fund

ASSETS
Portfolio investments, at cost	$326,861,364	$677,921,611	$430,008,761	$161,902,754	$271,019,589	$313,388,388
Net unrealized appreciation (depreciation) of
portfolio investments	(4,794,510)	76,201,304	22,536,491	17,985,334	25,989,706	5,867,739

Portfolio investments, at value	322,066,854	754,122,915	452,545,252	179,888,088	297,009,295	319,256,127
Cash	—	—	1,414,022	583,307	4,787	24,623
Cash—foreign (cost of $2,915, $324,169, $559,214,
$ —, $235,802 and $ —, respectively)	3,430	323,765	554,041	—	231,522	—
Receivable from securities transactions	77,293,862	52,861,061	9,139,436	1,902,949	766,135	12,120,663
Receivable from Fund shares sold	263,506	4,968,073	2,039,347	610,329	2,717,902	1,128,578
Dividends and investment receivable	489,211	2,772,965	680,036	622,195	375,708	243,767

Total assets	400,116,863	815,048,779	466,372,134	183,606,868	301,105,349	332,773,758

LIABILITIES
Accrued expenses	132,662	440,655	185,577	97,430	150,171	144,886
Due to custodian	41,179,164	51,432,094	—	—	—	—
Payable for securities transactions	35,406,553	5,876,616	15,555,835	14,059,966	14,377,914	24,489,963
Payable for Fund shares redeemed	2,770	2,762,678	107,940	14,000	49,377	9,210
Income distribution payable	721	—	—	—	—	—

Total liabilities	76,721,870	60,512,043	15,849,352	14,171,396	14,577,462	24,644,059

NET ASSETS	$323,394,993	$754,536,736	$450,522,782	$169,435,472	$286,527,887	$308,129,699

NET ASSETS CONSIST OF:
Paid-in-capital	$299,255,933	$639,210,595	$413,310,193	$148,971,474	$253,357,777	$284,344,697
Accumulated undistributed net investment income	450,155	1,982,190	1,615,910	17,994	798,468	476,693
Accumulated net realized gain on total investments	28,482,695	37,163,584	13,062,462	2,460,670	6,384,105	17,440,570
Accumulated net unrealized appreciation (depreciation)
on total investments	(4,793,790)	76,180,367	22,534,217	17,985,334	25,987,537	5,867,739

NET ASSETS	$323,394,993	$754,536,736	$450,522,782	$169,435,472	$286,527,887	$308,129,699

RETIREMENT CLASS:
Net assets	$47,046,986	$181,449,912	$134,757,953	$97,463,563	$192,012,075	$150,161,487
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	5,419,616	16,038,567	9,701,263	6,289,338	11,909,660	10,318,748
Net asset value per share	$8.68	$11.31	$13.89	$15.50	$16.12	$14.55

INSTITUTIONAL CLASS:
Net assets	$276,348,007	$573,086,824	$148,871,736	$18,473,341	$23,598,853	$92,432,120
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	32,038,961	51,863,936	10,755,242	1,185,000	1,462,437	6,310,504
Net asset value per share	$8.63	$11.05	$13.84	$15.59	$16.14	$14.65

RETAIL CLASS:
Net assets	—	—	$166,893,093	$53,498,568	$70,916,959	$65,536,092
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	—	—	12,238,311	3,451,523	4,439,809	4,524,098
Net asset value per share	—	—	$13.64	$15.50	$15.97	$14.49

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	|	TIAA-CREF Institutional Mutual Funds
Statements of assets and liabilities (unaudited)		March 31, 2005	continued

	Large-Cap	Large-Cap	S&P 500	Mid-Cap	Mid-Cap	Mid-Cap
	Growth Index Fund	Value Index Fund	Index Fund	Growth Index Fund	Value Index Fund	Blend Index Fund

ASSETS
Portfolio investments, at cost	$377,516,939	$311,342,498	$464,345,612	$19,707,119	$29,831,496	$43,408,450
Net unrealized appreciation of
portfolio investments	2,909,467	38,317,310	31,088,565	7,084,221	12,051,133	16,841,759

Portfolio investments, at value	380,426,406	349,659,808	495,434,177	26,791,340	41,882,629	60,250,209
Cash	6,858	30,375	173,096	29,952	220,268	209,512
Receivable from securities transactions	5,004,907	2,178,422	—	26,877	568,017	2,115,174
Receivable from Fund shares sold	116,611	117,922	3,518,523	—	—	54,069
Dividends and investment receivable	216,333	531,239	463,227	11,171	68,374	65,637

Total assets	385,771,115	352,517,766	499,589,023	26,859,340	42,739,288	62,694,601

LIABILITIES
Accrued expenses	37,514	40,132	80,304	5,785	7,969	11,360
Payable for securities transactions	15,916,018	12,085,512	49,257,253	29,980	592,008	2,386,513
Payable for Fund shares redeemed	31,990	1,124	2,000	—	—	993
Payable for variation margin on open futures contracts	—	—	1,283	—	—	—

Total liabilities	15,985,522	12,126,768	49,340,840	35,765	599,977	2,398,866

NET ASSETS	$369,785,593	$340,390,998	$450,248,183	$26,823,575	$42,139,311	$60,295,735

NET ASSETS CONSIST OF:
Paid-in-capital	$366,549,292	$300,061,168	$418,382,275	$19,514,562	$29,297,960	$42,600,167
Accumulated undistributed net investment income	628,577	1,683,253	1,341,629	31,959	221,018	220,942
Accumulated net realized gain (loss) on total investments	(301,743)	329,267	(568,561)	192,833	569,200	632,867
Accumulated net unrealized appreciation
on total investments	2,909,467	38,317,310	31,092,840	7,084,221	12,051,133	16,841,759

NET ASSETS	$369,785,593	$340,390,998	$450,248,183	$26,823,575	$42,139,311	$60,295,735

RETIREMENT CLASS:
Net assets	$20,044,660	$484,327	$79,769,240	$388,065	$252,442	$4,183,250
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	1,858,867	35,152	5,933,479	29,851	16,838	272,732
Net asset value per share	$10.78	$13.78	$13.44	$13.00	$14.99	$15.34

INSTITUTIONAL CLASS:
Net assets	$349,740,933	$339,906,671	$370,478,943	$26,435,510	$41,886,869	$56,112,485
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	32,881,470	24,734,693	27,621,923	2,027,468	2,791,864	3,674,816
Net asset value per share	$10.64	$13.74	$13.41	$13.04	$15.00	$15.27

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	|	TIAA-CREF Institutional Mutual Funds
Statements of assets and liabilities (unaudited)		March 31, 2005	concluded

	Small-Cap	Small-Cap	Small-Cap	International	Real Estate	Social Choice
	Growth Index Fund	Value Index Fund	Blend Index Fund	Equity Index Fund	Securities Fund	Equity Fund

ASSETS
Portfolio investments, at cost	$56,696,574	$53,876,874	$108,991,100	$172,936,736	$448,773,995	$136,621,219
Net unrealized appreciation (depreciation) of
portfolio investments	14,183,540	13,450,859	30,264,250	28,290,869	(1,045,167)	8,516,455

Portfolio investments, at value	70,880,114	67,327,733	139,255,350	201,227,605	447,728,828	145,137,674
Cash	490,794	—	—	1,669,219	—	9,512
Cash—foreign (cost of $—, $—, $—, $67,873,
$— and $—, respectively)	—	—	—	67,490	—	—
Receivable from securities transactions	1,532,509	1,101,285	17,156,215	54,302,783	19,859,451	—
Receivable from Fund shares sold	4,353	50,865	87,909	524,630	1,323,300	193,520
Dividends and investment receivable	23,920	115,039	154,363	404,659	2,184,034	147,719

Total assets	72,931,690	68,594,922	156,653,837	258,196,386	471,095,613	145,488,425

LIABILITIES
Accrued expenses	20,872	8,321	23,026	23,461	173,250	40,272
Due to custodian	—	571,524	13,094,751	—	5,816,937	—
Payable for securities transactions	1,939,392	516,609	3,928,416	110,949,542	11,770,072	862,588
Payable for Fund shares redeemed	—	—	—	—	127,264	—
Income distribution payable	—	—	—	—	—	3,571

Total liabilities	1,960,264	1,096,454	17,046,193	110,973,003	17,887,523	906,431

NET ASSETS	$70,971,426	$67,498,468	$139,607,644	$147,223,383	$453,208,090	$144,581,994

NET ASSETS CONSIST OF:
Paid-in-capital	$55,872,946	$53,195,672	$102,709,340	$117,513,416	$425,853,704	$135,447,888
Accumulated undistributed net investment income	99,856	279,402	422,605	290,157	2,162,032	533,724
Accumulated net realized gain on total investments	815,084	572,535	6,211,449	1,056,986	26,237,521	83,927
Accumulated net unrealized appreciation (depreciation)
on total investments	14,183,540	13,450,859	30,264,250	28,362,824	(1,045,167)	8,516,455

NET ASSETS	$70,971,426	$67,498,468	$139,607,644	$147,223,383	$453,208,090	$144,581,994

RETIREMENT CLASS:
Net assets	$1,189,036	$966,566	$380,353	$584,711	$116,493,446	$38,306,387
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	85,479	72,299	26,500	38,062	8,787,016	4,013,154
Net asset value per share	$13.91	$13.37	$14.35	$15.36	$13.26	$9.55

INSTITUTIONAL CLASS:
Net assets	$69,782,390	$66,531,902	$139,227,291	$146,638,672	$203,159,287	$106,275,607
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	5,270,527	5,016,307	9,692,907	9,633,885	15,491,489	11,275,966
Net asset value per share	$13.24	$13.26	$14.36	$15.22	$13.11	$9.42

RETAIL CLASS:
Net assets	—	—	—	—	$133,555,357	—
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	—	—	—	—	10,289,353	—
Net asset value per share	—	—	—	—	$12.98	—

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	|	TIAA-CREF Institutional Mutual Funds
Statements of operations (unaudited)		For the Six Months Ended March 31, 2005

	Growth &	International	Large-Cap	Mid-Cap	Mid-Cap	Small-Cap
	Income Fund	Equity Fund	Value Fund	Growth Fund	Value Fund	Equity Fund

INVESTMENT INCOME
Interest	$79,896	$46,585	$34,044	$7,893	$47,724	$97,990
Dividends	7,603,273	5,654,631	3,791,459	355,919	2,064,328	1,701,813
Foreign taxes withheld	—	(204,829)	—	—	(1,766)	(305)

Total income	7,683,169	5,496,387	3,825,503	363,812	2,110,286	1,799,498

EXPENSES
Investment management fees	260,203	322,543	127,226	56,942	84,495	106,321
Service Agreement Fees—Retirement Class	70,880	206,457	176,296	147,462	246,565	241,949
Service Agreement Fees—Institutional Class	121,762	89,297	12,009	922	1,904	11,508
Service Agreement Fees—Retail Class	—	—	254,614	84,151	93,517	62,639
Custody fees	32,523	250,866	15,903	7,068	10,458	21,704
Audit fees	19,514	21,502	9,541	4,241	6,274	11,623
Registration fees—Retirement Class	625	26,111	22,295	18,649	31,182	30,599
Registration fees—Institutional Class	9,131	8,930	901	235	484	2,980
Registration fees—Retail Class	—	—	10,030	3,315	3,685	2,285
Trustee fees and expenses	3,252	3,585	1,591	707	1,046	1,271
Interest	6,281	—	—	—	—	—

Total expenses before expense reimbursement	524,171	929,291	630,406	323,692	479,610	492,879
Less expenses reimbursed by the investment advisor
(see Note 2)	—	—	—	—	—	(11,000)

Net expenses	524,171	929,291	630,406	323,692	479,610	481,879

Net investment income	7,158,998	4,567,096	3,195,097	40,120	1,630,676	1,317,619

NET REALIZED AND UNREALIZED GAIN
ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	58,218,132	42,498,553	14,388,287	4,112,420	7,110,910	21,049,532
Futures transactions	307,467	—	—	—	—	—
Foreign currency transactions	—	394,429	(952)	—	2,710	—

Net realized gain on total investments	58,525,599	42,892,982	14,387,335	4,112,420	7,113,620	21,049,532

Change in unrealized appreciation (depreciation) on:
Portfolio investments	(12,065,749)	44,735,997	9,972,048	13,193,831	20,146,222	(5,559,391)
Futures transactions	79,121	—	—	—	—	—
Translation of assets (other than portfolio investments)
and liabilities denominated in foreign currencies	1,275	(9,859)	(2,274)	—	(2,169)	—

Net change in unrealized appreciation (depreciation) on
total investments	(11,985,353)	44,726,138	9,969,774	13,193,831	20,144,053	(5,559,391)

Net realized and unrealized gain on total investments	46,540,246	87,619,120	24,357,109	17,306,251	27,257,673	15,490,141

Net increase in net assets resulting from operations	$53,699,244	$92,186,216	$27,552,206	$17,346,371	$28,888,349	$16,807,760

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	|	TIAA-CREF Institutional Mutual Funds
Statements of operations (unaudited)		For the Six Months Ended March 31, 2005	continued

	Large-Cap	Large-Cap	S&P 500	Mid-Cap	Mid-Cap	Mid-Cap
	Growth Index Fund	Value Index Fund	Index Fund	Growth Index Fund	Value Index Fund	Blend Index Fund

INVESTMENT INCOME
Interest	$39,291	$37,843	$40,619	$—	$80	$480
Dividends	1,017,316	2,855,274	3,314,093	80,343	488,619	473,194
Foreign taxes withheld	(5)	(3)	—	(2)	(2)	(3)

Total income	1,056,602	2,893,114	3,354,712	80,341	488,697	473,671

EXPENSES
Investment management fees	27,755	43,076	55,664	5,234	8,057	11,119
Service Agreement Fees—Retirement Class	33,072	518	114,609	639	393	3,154
Service Agreement Fees—Institutional Class	11,931	21,505	21,089	2,579	4,005	5,374
Custody fees	6,938	10,768	13,915	1,309	2,015	2,780
Audit fees	4,163	6,461	8,349	785	1,209	1,668
Registration fees—Retirement Class	2,237	66	14,495	81	50	399
Registration fees—Institutional Class	1,790	3,225	3,163	386	600	806
Trustee fees and expenses	693	1,077	1,391	131	201	277

Net expenses	88,579	86,696	232,675	11,144	16,530	25,577

Net investment income	968,023	2,806,418	3,122,037	69,197	472,167	448,094

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	(97,211)	1,007,141	717,494	225,147	615,294	763,963
Futures transactions	—	—	82,879	—	—	—

Net realized gain (loss) on total investments	(97,211)	1,007,141	800,373	225,147	615,294	763,963

Change in unrealized appreciation (depreciation) on:
Portfolio investments	(3,324,254)	14,314,232	12,972,992	2,601,779	4,227,699	5,604,678
Futures transactions	—	—	1,444	—	—	—

Net change in unrealized appreciation (depreciation) on
total investments	(3,324,254)	14,314,232	12,974,436	2,601,779	4,227,699	5,604,678

Net realized and unrealized gain (loss) on
total investments	(3,421,465)	15,321,373	13,774,809	2,826,926	4,842,993	6,368,641

Net increase (decrease) in net assets
resulting from operations	$(2,453,442)	$18,127,791	$16,896,846	$2,896,123	$5,315,160	$6,816,735

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	|	TIAA-CREF Institutional Mutual Funds
Statements of operations (unaudited)		For the Six Months Ended March 31, 2005	concluded

	Small-Cap	Small-Cap	Small-Cap	International	Real Estate	Social Choice
	Growth Index Fund	Value Index Fund	Blend Index Fund	Equity Index Fund	Securities Fund	Equity Fund

INVESTMENT INCOME
Interest	$15	$1,212	$5,813	$3,995	$85,729	$6,062
Dividends	210,579	704,501	989,705	915,169	9,582,977	1,543,078
Foreign taxes withheld	(86)	(4)	(94)	(40,438)	(1,395)	—

Total income	210,508	705,709	995,424	878,726	9,667,311	1,549,140

EXPENSES
Investment management fees	14,218	13,522	29,000	17,114	185,608	27,070
Service Agreement Fees—Retirement Class	988	1,172	634	1,753	180,665	57,914
Service Agreement Fees—Institutional Class	7,050	6,692	14,461	12,681	35,063	10,127
Service Agreement Fees—Retail Class	—	—	—	—	215,949	—
Custody fees	11,554	3,381	7,250	29,950	18,716	5,099
Audit fees	6,133	2,027	4,349	2,567	11,228	3,058
Registration fees—Retirement Class	125	148	80	222	12,222	7,325
Registration fees—Institutional Class	1,058	1,004	2,169	1,268	8,914	7,810
Registration fees—Retail Class	—	—	—	—	8,507	—
Trustee fees and expenses	355	338	725	428	1,871	510

Total expenses before expense reimbursement	41,481	28,284	58,668	65,983	678,743	118,913
Less expenses reimbursed by the investment advisor
(see Note 2)	(12,000)	—	—	—	—	—

Net expenses	29,481	28,284	58,668	65,983	678,743	118,913

Net investment income	181,027	677,425	936,756	812,743	8,988,568	1,430,227

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	1,285,682	1,206,936	6,857,416	1,068,723	35,001,010	207,226
Foreign currency transactions	—	—	—	4,333	—	—

Net realized gain on total investments	1,285,682	1,206,936	6,857,416	1,073,056	35,001,010	207,226

Change in unrealized appreciation (depreciation) on:
Portfolio investments	3,193,634	3,612,451	2,090,964	9,736,732	(13,244,554)	6,639,940
Translation of assets (other than portfolio investments)
and liabilities denominated in foreign currencies	—	—	—	67,047	—	—

Net change in unrealized appreciation (depreciation) on
total investments	3,193,634	3,612,451	2,090,964	9,803,779	(13,244,554)	6,639,940

Net realized and unrealized gain on total investments	4,479,316	4,819,387	8,948,380	10,876,835	21,756,456	6,847,166

Net increase in net assets resulting from operations	$4,660,343	$5,496,812	$9,885,136	$11,689,578	$30,745,024	$8,277,393

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds

	Growth & Income Fund		International Equity Fund		Large-Cap Value Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$7,158,998	$9,238,213	$4,567,096	$10,105,746	$3,195,097	$3,353,994
Net realized gain on total investments	58,525,599	56,962,478	42,892,982	65,784,571	14,387,335	21,028,960
Net change in unrealized appreciation
(depreciation) on total investments	(11,985,353)	(3,209,144)	44,726,138	13,406,923	9,969,774	3,610,107

Net increase from operations	53,699,244	62,991,547	92,186,216	89,297,240	27,552,206	27,993,061

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(363,969)	(258,069)	(1,122,943)	(37,317)	(1,097,233)	(112,625)
Institutional Class	(6,674,974)	(8,775,114)	(10,359,425)	(7,294,418)	(609,115)	(225,234)
Retail Class	—	—	—	—	(2,564,264)	(1,363,084)
From realized gains:
Retirement Class	—	—	(5,791,476)	—	(6,828,007)	(993,550)
Institutional Class	—	—	(29,220,492)	—	(2,612,883)	(854,856)
Retail Class	—	—	—	—	(10,253,950)	(4,261,173)

Total distributions	(7,038,943)	(9,033,183)	(46,494,336)	(7,331,735)	(23,965,452)	(7,810,522)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	8,881,595	27,030,545	98,184,058	63,780,783	64,149,507	55,984,806
Institutional Class	(393,523,607)	66,957,645	4,301,029	80,724,349	118,935,462	13,588,096
Retail Class	—	—	—	—	26,081,876	37,900,018

Net increase (decrease) from shareholder transactions	(384,642,012)	93,988,190	102,485,087	144,505,132	209,166,845	107,472,920

Net increase (decrease) in net assets	(337,981,711)	147,946,554	148,176,967	226,470,637	212,753,599	127,655,459

NET ASSETS
Beginning of period	661,376,704	513,430,150	606,359,769	379,889,132	237,769,183	110,113,724

End of period	$323,394,993	$661,376,704	$754,536,736	$606,359,769	$450,522,782	$237,769,183

Undistributed net investment
income included in net assets	$450,155	$330,100	$1,982,190	$8,897,462	$1,615,910	$2,691,425

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund		Mid-Cap Value Fund		Small-Cap Equity Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$40,120	$10,955	$1,630,676	$1,390,310	$1,317,619	$1,393,553
Net realized gain on total investments	4,112,420	5,508,129	7,113,620	7,259,993	21,049,532	11,660,753
Net change in unrealized appreciation (depreciation)
on total investments	13,193,831	136,264	20,144,053	3,768,101	(5,559,391)	4,828,393
Net increase from payment by investment advisor
for investment transaction loss	—	—	—	—	—	93,506

Net increase from operations	17,346,371	5,655,348	28,888,349	12,418,404	16,807,760	17,976,205

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(11,097)	—	(1,286,451)	(144,631)	(953,805)	(159,787)
Institutional Class	(4,045)	(4,596)	(131,368)	(49,959)	(427,052)	(166,706)
Retail Class	(10,976)	(2,167)	(574,234)	(238,395)	(548,919)	(363,682)
From realized gains:
Retirement Class	(3,711,805)	(1,648,692)	(5,210,126)	(1,065,435)	(6,744,075)	(3,629,107)
Institutional Class	(200,800)	(84,429)	(339,829)	(168,323)	(2,485,359)	(2,041,489)
Retail Class	(2,178,840)	(1,246,794)	(2,013,759)	(589,346)	(3,005,164)	(2,565,183)

Total distributions	(6,117,563)	(2,986,678)	(9,555,767)	(2,256,089)	(14,164,374)	(8,925,954)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	16,313,815	48,185,844	86,991,790	70,476,629	32,658,907	84,839,286
Institutional Class	14,236,805	1,611,420	14,294,864	3,060,579	46,654,816	23,724,659
Retail Class	863,665	24,916,195	24,892,528	28,162,912	2,361,012	30,320,089

Net increase from shareholder transactions	31,414,285	74,713,459	126,179,182	101,700,120	81,674,735	138,884,034

Net increase in net assets	42,643,093	77,382,129	145,511,764	111,862,435	84,318,121	147,934,285

NET ASSETS
Beginning of period	126,792,379	49,410,250	141,016,123	29,153,688	223,811,578	75,877,293

End of period	$169,435,472	$126,792,379	$286,527,887	$141,016,123	$308,129,699	$223,811,578

Undistributed net investment
income included in net assets	$17,994	$3,992	$798,468	$1,159,845	$476,693	$1,088,850

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Index Fund		Large-Cap Value Index Fund		S&P 500 Index Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$968,023	$370,142	$2,806,418	$2,726,110	$3,122,037	$2,353,675
Net realized gain (loss) on total investments	(97,211)	861,044	1,007,141	4,372,761	800,373	3,045,484
Net change in unrealized appreciation
(depreciation) on total investments	(3,324,254)	1,110,396	14,314,232	11,973,335	12,974,436	8,611,187

Net increase (decrease) from operations	(2,453,442)	2,341,582	18,127,791	19,072,206	16,896,846	14,010,346

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(111,688)	(1,049)	(4,831)	(2,995)	(856,206)	(100,604)
Institutional Class	(495,578)	(609,111)	(3,214,060)	(2,382,121)	(2,807,765)	(1,256,098)
From realized gains:
Retirement Class	(333,292)	(32,333)	(7,977)	(4,781)	(978,521)	—
Institutional Class	(618,001)	(5,425,768)	(4,612,657)	(2,588,434)	(2,736,919)	—

Total distributions	(1,558,559)	(6,068,261)	(7,839,525)	(4,978,331)	(7,379,411)	(1,356,702)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	1,288,914	18,396,712	275,730	14,048	22,906,367	39,891,912
Institutional Class	318,302,939	4,688,958	187,375,273	39,017,812	195,289,648	79,559,508

Net increase from shareholder transactions	319,591,853	23,085,670	187,651,003	39,031,860	218,196,015	119,451,420

Net increase in net assets	315,579,852	19,358,991	197,939,269	53,125,735	227,713,450	132,105,064

NET ASSETS
Beginning of period	54,205,741	34,846,750	142,451,729	89,325,994	222,534,733	90,429,669

End of period	$369,785,593	$54,205,741	$340,390,998	$142,451,729	$450,248,183	$222,534,733

Undistributed net investment
income included in net assets	$628,577	$267,820	$1,683,253	$2,095,726	$1,341,629	$1,883,563

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund		Mid-Cap Value Index Fund		Mid-Cap Blend Index Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$69,197	$109,442	$472,167	$751,175	$448,094	$704,180
Net realized gain on total investments	225,147	2,458,150	615,294	2,432,989	763,963	2,648,160
Net change in unrealized appreciation
on total investments	2,601,779	388,689	4,227,699	4,380,991	5,604,678	4,934,103

Net increase from operations	2,896,123	2,956,281	5,315,160	7,565,155	6,816,735	8,286,443

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(1,403)	(143)	(3,940)	(2,372)	(7,358)	(2,344)
Institutional Class	(119,063)	(99,800)	(780,897)	(628,185)	(734,518)	(544,388)
From realized gains:
Retirement Class	(35,368)	(42,139)	(14,739)	(3,611)	(43,636)	(11,151)
Institutional Class	(2,423,070)	(2,903,110)	(2,467,289)	(757,923)	(2,657,921)	(1,149,022)

Total distributions	(2,578,904)	(3,045,192)	(3,266,865)	(1,392,091)	(3,443,433)	(1,706,905)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	40,639	43,082	42,166	(137,599)	3,498,976	254,243
Institutional Class	2,229,397	2,528,612	2,838,544	1,069,397	3,153,136	3,713,948

Net increase from shareholder transactions	2,270,036	2,571,694	2,880,710	931,798	6,652,112	3,968,191

Net increase in net assets	2,587,255	2,482,783	4,929,005	7,104,862	10,025,414	10,547,729

NET ASSETS
Beginning of period	24,236,320	21,753,537	37,210,306	30,105,444	50,270,321	39,722,592

End of period	$26,823,575	$24,236,320	$42,139,311	$37,210,306	$60,295,735	$50,270,321

Undistributed net investment
income included in net assets	$31,959	$83,228	$221,018	$533,688	$220,942	$514,724

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund		Small-Cap Value Index Fund		Small-Cap Blend Index Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$181,027	$272,930	$677,425	$1,038,432	$936,756	$1,318,741
Net realized gain on total investments	1,285,682	8,078,326	1,206,936	7,952,456	6,857,416	9,123,876
Net change in unrealized appreciation
(depreciation) on total investments	3,193,634	(1,111,580)	3,612,451	4,330,594	2,090,964	9,099,898

Net increase from operations	4,660,343	7,239,676	5,496,812	13,321,482	9,885,136	19,542,515

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(948)	(448)	(4,224)	(1,926)	(3,023)	(1,604)
Institutional Class	(204,126)	(373,698)	(1,028,959)	(973,736)	(1,319,515)	(1,178,765)
From realized gains:
Retirement Class	(41,105)	(10,724)	(94,617)	(10,347)	(25,309)	(11,154)
Institutional Class	(8,156,193)	(3,412,075)	(8,271,258)	(3,960,170)	(9,275,848)	(4,026,603)

Total distributions	(8,402,372)	(3,796,945)	(9,399,058)	(4,946,179)	(10,623,695)	(5,218,126)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	953,111	76,036	819,998	77,634	53,098	144,550
Institutional Class	8,034,949	1,559,571	6,985,964	3,061,970	10,699,769	11,565,509

Net increase from shareholder transactions	8,988,060	1,635,607	7,805,962	3,139,604	10,752,867	11,710,059

Net increase in net assets	5,246,031	5,078,338	3,903,716	11,514,907	10,014,308	26,034,448

NET ASSETS
Beginning of period	65,725,395	60,647,057	63,594,752	52,079,845	129,593,336	103,558,888

End of period	$70,971,426	$65,725,395	$67,498,468	$63,594,752	$139,607,644	$129,593,336

Undistributed net investment
income included in net assets	$99,856	$123,903	$279,402	$635,160	$422,605	$808,387

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	concluded

	International Equity Index Fund		Real Estate Securities Fund		Social Choice Equity Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$812,743	$1,743,328	$8,988,568	$10,174,671	$1,430,227	$1,261,840
Net realized gain on total investments	1,073,056	1,085,580	35,001,010	40,031,441	207,226	578,174
Net change in unrealized appreciation (depreciation)
on total investments	9,803,779	11,335,073	(13,244,554)	3,319,972	6,639,940	7,187,316

Net increase from operations	11,689,578	14,163,981	30,745,024	53,526,084	8,277,393	9,027,330

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(10,638)	(2,652)	(1,887,568)	(1,478,013)	(410,302)	(51,990)
Institutional Class	(1,814,012)	(1,726,374)	(3,330,499)	(4,852,256)	(1,436,827)	(870,731)
Retail Class	—	—	(2,331,107)	(2,601,245)	—	—
From realized gains:
Retirement Class	(17,980)	(534)	(11,274,581)	(3,007,192)	(126,247)	—
Institutional Class	(1,051,397)	(295,024)	(16,888,289)	(12,623,118)	(387,375)	—
Retail Class	—	—	(13,830,527)	(6,341,083)	—	—

Total distributions	(2,894,027)	(2,024,584)	(49,542,571)	(30,902,907)	(2,360,751)	(922,721)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	(300,449)	644,208	52,953,978	53,597,202	8,018,325	18,569,427
Institutional Class	62,371,333	(1,104,828)	53,161,064	42,865,145	18,999,930	25,247,411
Retail Class	—	—	32,023,226	48,582,970	—	—

Net increase (decrease) from shareholder transactions	62,070,884	(460,620)	138,138,268	145,045,317	27,018,255	43,816,838

Net increase in net assets	70,866,435	11,678,777	119,340,721	167,668,494	32,934,897	51,921,447

NET ASSETS
Beginning of period	76,356,948	64,678,171	333,867,369	166,198,875	111,647,097	59,725,650

End of period	$147,223,383	$76,356,948	$453,208,090	$333,867,369	$144,581,994	$111,647,097

Undistributed net investment
income included in net assets	$290,157	$1,302,064	$2,162,032	$722,638	$533,724	$950,626

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Financial highlights | TIAA-CREF Institutional Mutual Funds

	Growth & Income Fund

	Retirement Class			Institutional Class

	For the Six	For the Years Ended		For the Six
	Months Ended	September 30,		Months Ended	For the Years Ended September 30,
	March 31,			March 31,
	2005 (a)	2004	2003	2005 (a)	2004	2003	2002	2001	2000

	(Unaudited)			(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$ 8.16	$ 7.39	$ 6.14	$ 8.12	$ 7.36	$ 6.14	$ 7.91	$11.24	$ 9.76

Gain (loss) from investment operations:
Net investment income	0.08(b)	0.10(b)	0.07(b)	0.10(b)	0.12(b)	0.10(b)	0.09(b)	0.09	0.10
Net realized and unrealized gain (loss) on total investments	0.51	0.75	1.22	0.51	0.76	1.22	(1.78)	(3.15)	1.49

Total gain (loss) from investment operations	0.59	0.85	1.29	0.61	0.88	1.32	(1.69)	(3.06)	1.59

Less distributions from:
Net investment income	(0.07)	(0.08)	(0.04)	(0.10)	(0.12)	(0.10)	(0.08)	(0.09)	(0.10)
Net realized gains	—	—	—	—	—	—	—	(0.18)	(0.01)

Total distributions	(0.07)	(0.08)	(0.04)	(0.10)	(0.12)	(0.10)	(0.08)	(0.27)	(0.11)

Net asset value, end of period	$ 8.68	$ 8.16	$ 7.39	$ 8.63	$ 8.12	$ 7.36	$ 6.14	$ 7.91	$11.24

TOTAL RETURN	7.27%	11.47%	21.14%	7.52%	11.89%	21.62%	(21.51)%	(27.66)%	16.18%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$47,047	$35,874	$8,027	$276,348	$625,503	$505,404	$376,529	$169,880	$65,334
Ratio of expenses to average net assets before expense waiver and reimbursement	0.22%	0.53%	0.48%	0.07%	0.14%	0.15%	0.29%	0.44%	0.78%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.22%	0.44%	0.47%	0.07%	0.14%	0.14%	0.22%	0.22%	0.22%
Ratio of net investment income to average net assets	0.91%	1.17%	1.02%	1.11%	1.46%	1.48%	1.18%	1.10%	1.02%
Portfolio turnover rate	110.52%	77.20%	149.57%	110.52%	77.20%	149.57%	127.75%	49.56%	37.95%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	International Equity Fund

	Retirement Class			Institutional Class

	For the Six	For the Years Ended		For the Six
	Months Ended	September 30,		Months Ended	For the Years Ended September 30,
	March 31,			March 31,
	2005 (a)	2004	2003	2005 (a)	2004	2003	2002	2001	2000

	(Unaudited)			(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.49	$ 8.65	$ 6.86	$10.29	$ 8.56	$ 6.86	$ 8.08	$12.55	$10.66

Gain (loss) from investment operations:
Net investment income	0.06(b)	0.17(b)	0.13(b)	0.07(b)	0.20(b)	0.17(b)	0.15(b)	0.10	0.07
Net realized and unrealized gain (loss) on total investments	1.43	1.69	1.66	1.45	1.69	1.65	(1.29)	(4.06)	1.94

Total gain (loss) from investment operations	1.49	1.86	1.79	1.52	1.89	1.82	(1.14)	(3.96)	2.01

Less distributions from:
Net investment income	(0.11)	(0.02)	—	(0.20)	(0.16)	(0.12)	(0.08)	(0.04)	(0.05)
Net realized gains	(0.56)	—	—	(0.56)	—	—	—	(0.47)	(0.07)

Total distributions	(0.67)	(0.02)	—	(0.76)	(0.16)	(0.12)	(0.08)	(0.51)	(0.12)

Net asset value, end of period	$11.31	$10.49	$ 8.65	$11.05	$10.29	$ 8.56	$ 6.86	$ 8.08	$12.55

TOTAL RETURN	14.23%	21.45%	26.15%	14.81%	22.17%	26.90%	(14.28)%	(32.63)%	18.58%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$181,450	$77,400	$9,863	$573,087	$528,959	$370,026	$205,899	$120,436	$83,841
Ratio of expenses to average net assets before expense waiver and reimbursement	0.27%	0.58%	0.61%	0.10%	0.20%	0.27%	0.44%	0.52%	0.70%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.27%	0.55%	0.54%	0.10%	0.20%	0.20%	0.29%	0.29%	0.29%
Ratio of net investment income to average net assets	0.55%	1.63%	1.61%	0.65%	1.98%	2.20%	1.80%	1.51%	0.94%
Portfolio turnover rate	68.13%	151.13%	156.48%	68.13%	151.13%	156.48%	77.63%	77.83%	105.37%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
				September 4, 2002				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.41	$11.55	$ 9.16	$10.00	$13.40	$11.59	$ 9.16	$10.00	$13.25	$11.52	$ 9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.14	0.24	0.21	0.01	0.16	0.28	0.25	0.01	0.14	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.48	2.23	2.24	(0.85)	1.49	2.22	2.22	(0.85)	1.47	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.62	2.47	2.45	(0.84)	1.65	2.50	2.47	(0.84)	1.61	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.06)	(0.06)	—	(0.23)	(0.14)	(0.04)	—	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—	(0.98)	(0.55)	—	—	(0.98)	(0.55)	—	—

Total distributions	(1.14)	(0.61)	(0.06)	—	(1.21)	(0.69)	(0.04)	—	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$13.89	$13.41	$11.55	$ 9.16	$13.84	$13.40	$11.59	$ 9.16	$13.64	$13.25	$11.52	$ 9.16

TOTAL RETURN	11.88%	21.59%	26.94%	(8.40)%	12.11%	21.96%	26.98%	(8.40)%	12.00%	21.67%	26.47%	(8.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$134,758	$69,314	$9,943	$92	$148,872	$31,289	$14,822	$92	$166,893	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.24%	0.51%	0.54%	0.03%	0.07%	0.17%	0.21%	0.01%	0.22%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.24%	0.48%	0.47%	0.03%	0.07%	0.14%	0.14%	0.01%	0.22%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	0.97%	1.87%	1.89%	0.09%	1.10%	2.20%	2.31%	0.11%	0.98%	1.89%	1.99%	0.09%
Portfolio turnover rate	60.24%	153.96%	184.99%	25.09%	60.24%	153.96%	184.99%	25.09%	60.24%	153.96%	184.99%	25.09%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
				September 4, 2002				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23	$12.97	$ 9.21	$10.00	$14.30	$13.02	$ 9.21	$10.00	$14.23	$12.98	$ 9.21	$10.00

Gain (loss) from investment operations:
Net investment income (loss) (b)	0.00(c)	(0.00)(c)	(0.00)(c)	0.00(c)	0.03	0.05	0.04	0.00(c)	0.01	0.00(c)	0.00(c)	0.00(c)
Net realized and unrealized gain (loss) on total investments	1.94	1.76	3.76	(0.79)	1.94	1.76	3.77	(0.79)	1.93	1.75	3.77	(0.79)

Total gain (loss) from investment operations	1.94	1.76	3.76	(0.79)	1.97	1.81	3.81	(0.79)	1.94	1.75	3.77	(0.79)

Less distributions from:
Net investment income	(0.00)(c)	—	(0.00)(c)	—	(0.01)	(0.03)	—	—	(0.00)(c)	(0.00)(c)	(0.00)(c)	—
Net realized gains	(0.67)	(0.50)	(0.00)(c)	—	(0.67)	(0.50)	(0.00)(c)	—	(0.67)	(0.50)	(0.00)(c)	—

Total distributions	(0.67)	(0.50)	(0.00)(c)	—	(0.68)	(0.53)	(0.00)(c)	—	(0.67)	(0.50)	(0.00)(c)	—

Net asset value, end of period	$15.50	$14.23	$12.97	$ 9.21	$15.59	$14.30	$13.02	$ 9.21	$15.50	$14.23	$12.98	$ 9.21

TOTAL RETURN	13.60%	13.48%	40.85%	(7.90)%	13.76%	13.88%	41.37%	(7.90)%	13.61%	13.48%	40.96%	(7.90)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$97,463	$74,600	$25,519	$92	$18,473	$3,684	$1,887	$92	$53,499	$48,508	$22,004	$9,025
Ratio of expenses to average net assets before expense reimbursement	0.24%	0.54%	0.73%	0.03%	0.07%	0.17%	0.39%	0.01%	0.22%	0.51%	0.69%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.24%	0.48%	0.47%	0.03%	0.07%	0.14%	0.14%	0.01%	0.22%	0.44%	0.44%	0.03%
Ratio of net investment income (loss) to average net assets	0.02%	(0.01)%	(0.02)%	0.02%	0.18%	0.32%	0.31%	0.04%	0.03%	0.02%	0.01%	0.02%
Portfolio turnover rate	55.83%	147.58%	162.02%	18.61%	55.83%	147.58%	162.02%	18.61%	55.83%	147.58%	162.02%	18.61%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01 per share.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
				September 4, 2002				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.38	$11.95	$ 9.03	$10.00	$14.44	$12.02	$ 9.03	$10.00	$14.27	$11.97	$ 9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.21	0.18	0.01	0.15	0.26	0.22	0.01	0.12	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	2.33	2.73	2.80	(0.98)	2.34	2.74	2.81	(0.98)	2.31	2.71	2.80	(0.98)

Total gain (loss) from investment operations	2.45	2.94	2.98	(0.97)	2.49	3.00	3.03	(0.97)	2.43	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.14)	(0.06)	(0.06)	—	(0.22)	(0.13)	(0.04)	—	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.57)	(0.45)	—	—	(0.57)	(0.45)	—	—	(0.57)	(0.45)	—	—

Total distributions	(0.71)	(0.51)	(0.06)	—	(0.79)	(0.58)	(0.04)	—	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$16.12	$14.38	$11.95	$ 9.03	$16.14	$14.44	$12.02	$ 9.03	$15.97	$14.27	$11.97	$ 9.03

TOTAL RETURN	17.04%	24.82%	33.27%	(9.70)%	17.24%	25.36%	33.63%	(9.70)%	17.04%	24.89%	33.29%	(9.70)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$192,012	$92,268	$15,669	$90	$23,599	$8,042	$4,009	$90	$70,917	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.24%	0.52%	0.65%	0.03%	0.07%	0.17%	0.32%	0.01%	0.22%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.24%	0.48%	0.47%	0.03%	0.07%	0.14%	0.14%	0.01%	0.22%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	0.76%	1.54%	1.52%	0.12%	0.93%	1.88%	2.05%	0.14%	0.77%	1.58%	1.83%	0.11%
Portfolio turnover rate	51.01%	172.61%	214.97%	15.01%	51.01%	172.61%	214.97%	15.01%	51.01%	172.61%	214.97%	15.01%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
				September 4, 2002				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$12.62	$ 9.27	$10.00	$14.29	$12.68	$ 9.27	$10.00	$14.15	$12.64	$ 9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.06	0.09	0.11	0.01	0.09	0.14	0.14	0.02	0.08	0.12	0.12	0.02
Net realized and unrealized gain (loss) on total investments	1.09	2.46	3.28	(0.74)	1.09	2.48	3.29	(0.75)	1.09	2.45	3.29	(0.75)

Total gain (loss) from investment operations	1.15	2.55	3.39	(0.73)	1.18	2.62	3.43	(0.73)	1.17	2.57	3.41	(0.73)

Less distributions from:
Net investment income	(0.10)	(0.04)	(0.04)	—	(0.12)	(0.08)	(0.02)	—	(0.13)	(0.13)	(0.04)	—
Net realized gains	(0.70)	(0.93)	—	—	(0.70)	(0.93)	—	—	(0.70)	(0.93)	—	—

Total distributions	(0.80)	(0.97)	(0.04)	—	(0.82)	(1.01)	(0.02)	—	(0.83)	(1.06)	(0.04)	—

Net asset value, end of period	$14.55	$14.20(c)	$12.62	$ 9.27	$14.65	$14.29(c)	$12.68	$ 9.27	$14.49	$14.15(c)	$12.64	$ 9.27

TOTAL RETURN	7.76%	20.53%(c)	36.65%	(7.30)%	7.92%	20.98%(c)	37.12%	(7.30)%	7.91%	20.70%(c)	36.90%	(7.30)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,162	$116,445	$29,036	$93	$92,432	$45,429	$18,702	$93	$65,536	$61,937	$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.24%	0.54%	0.95%	0.03%	0.07%	0.20%	0.62%	0.01%	0.17%	0.38%	0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.24%	0.48%	0.47%	0.03%	0.07%	0.14%	0.14%	0.01%	0.15%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	0.43%	0.68%	0.89%	0.15%	0.61%	1.03%	1.25%	0.17%	0.53%	0.87%	1.10%	0.16%
Portfolio turnover rate	153.07%	294.55%	328.39%	14.52%	153.07%	294.55%	328.39%	14.52%	153.07%	294.55%	328.39%	14.52%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.
(c)	During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and
20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.56	$11.60	$ 9.29	$10.00	$10.48	$11.63	$ 9.29	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.08	0.05	0.07	0.01	0.07	0.11	0.11	0.01
Net realized and unrealized gain (loss) on total investments	0.39	0.82	2.27	(0.72)	0.43	0.80	2.27	(0.72)

Total gain (loss) from investment operations	0.47	0.87	2.34	(0.71)	0.50	0.91	2.38	(0.71)

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.03)	—	(0.15)	(0.21)	(0.04)	—
Net realized gains	(0.19)	(1.85)	—	—	(0.19)	(1.85)	—	—

Total distributions	(0.25)	(1.91)	(0.03)	—	(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$10.78	$10.56	$11.60	$ 9.29	$10.64	$10.48	$11.63	$ 9.29

TOTAL RETURN	4.36%	7.03%	25.21%	(7.10)%	4.62%	7.35%	25.68%	(7.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$20,045	$18,405	$200	$93	$349,741	$35,800	$34,647	$60,298
Ratio of expenses to average net assets before expense reimbursement	0.21%	0.52%	0.46%	0.03%	0.04%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets after expense waiver reimbursement	0.21%	0.42%	0.41%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.74%	0.46%	0.68%	0.10%	0.69%	0.97%	1.02%	0.12%
Portfolio turnover rate	25.91%	18.93%	18.57%	0.00%	25.91%	18.93%	18.57%	0.00%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.07	$11.38	$ 9.26	$10.00	$13.05	$11.41	$ 9.26	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.16	0.25	0.23	0.01	0.18	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	1.18	1.98	1.96	(0.75)	1.17	1.99	1.97	(0.75)

Total gain (loss) from investment operations	1.34	2.23	2.19	(0.74)	1.35	2.28	2.23	(0.74)

Less distributions from:
Net investment income	(0.24)	(0.21)	(0.07)	—	(0.27)	(0.31)	(0.08)	—
Net realized gains	(0.39)	(0.33)	—	—	(0.39)	(0.33)	—	—

Total distributions	(0.63)	(0.54)	(0.07)	—	(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$13.78	$13.07	$11.38	$ 9.26	$13.74	$13.05	$11.41	$ 9.26

TOTAL RETURN	10.26%	19.82%	23.77%	(7.40)%	10.40%	20.25%	24.20%	(7.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$484	$200	$161	$93	$339,907	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.97%	0.48%	0.03%	0.04%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.40%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.14%	1.99%	2.17%	0.12%	1.30%	2.34%	2.49%	0.15%
Portfolio turnover rate	24.23%	44.28%	62.88%	0.00%	24.23%	44.28%	62.88%	0.00%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	S&P 500 Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.95	$11.48	$ 9.32	$10.00	$12.92	$11.52	$ 9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.14	0.17	0.14	0.01	0.16	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	0.73	1.36	2.07	(0.69)	0.74	1.36	2.07	(0.69)

Total gain (loss) from investment operations	0.87	1.53	2.21	(0.68)	0.90	1.57	2.25	(0.68)

Less distributions from:
Net investment income	(0.18)	(0.06)	(0.05)	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.20)	—	—	—	(0.20)	—	—	—

Total distributions	(0.38)	(0.06)	(0.05)	—	(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$13.44	$12.95	$11.48	$ 9.32	$13.41	$12.92	$11.52	$ 9.32

TOTAL RETURN	6.61%	13.29%	23.77%	(6.80)%	6.86%	13.63%	24.23%	(6.80)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$79,769	$54,914	$12,860	$93	$370,479	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.48%	0.51%	0.03%	0.04%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.43%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.00%	1.31%	1.27%	0.11%	1.16%	1.68%	1.68%	0.13%
Portfolio turnover rate	17.92%	20.76%	19.84%	0.00%	17.92%	20.76%	19.84%	0.00%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.83	$12.91	$ 9.35	$10.00	$12.85	$12.94	$ 9.35	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.01	0.01	0.01	0.04	0.06	0.04	0.01
Net realized and unrealized gain (loss) on total investments	1.52	1.68	3.55	(0.66)	1.52	1.67	3.57	(0.66)

Total gain (loss) from investment operations	1.53	1.69	3.56	(0.65)	1.56	1.73	3.61	(0.65)

Less distributions from:
Net investment income	(0.05)	(0.01)	(0.00)(c)	—	(0.06)	(0.06)	(0.02)	—
Net realized gains	(1.31)	(1.76)	(0.00)(c)	—	(1.31)	(1.76)	(0.00)(c)	—

Total distributions	(1.36)	(1.77)	(0.00)(c)	—	(1.37)	(1.82)	(0.02)	—

Net asset value, end of period	$13.00	$12.83	$12.91	$ 9.35	$13.04	$12.85	$12.94	$ 9.35

TOTAL RETURN	11.77%	13.15%	38.14%	(6.50)%	12.02%	13.50%	38.64%	(6.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$388	$344	$303	$94	$26,436	$23,893	$21,450	$22,352
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.73%	0.48%	0.03%	0.04%	0.11%	0.15%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.41%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.09%	0.10%	0.06%	0.05%	0.27%	0.46%	0.38%	0.07%
Portfolio turnover rate	2.85%	32.02%	34.98%	0.00%	2.85%	32.02%	34.98%	0.00%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01 per share.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$11.80	$ 9.30	$10.00	$14.23	$11.83	$ 9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.15	0.24	0.21	0.01	0.17	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.85	2.65	2.36	(0.71)	1.85	2.66	2.36	(0.71)

Total gain (loss) from investment operations	2.00	2.89	2.57	(0.70)	2.02	2.95	2.61	(0.70)

Less distributions from:
Net investment income	(0.26)	(0.20)	(0.07)	—	(0.30)	(0.26)	(0.08)	—
Net realized gains	(0.95)	(0.29)	—	—	(0.95)	(0.29)	—	—

Total distributions	(1.21)	(0.49)	(0.07)	—	(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$14.99	$14.20	$11.80	$ 9.30	$15.00	$14.23	$11.83	$ 9.30

TOTAL RETURN	14.15%	24.92%	27.78%	(7.00)%	14.33%	25.36%	28.21%	(7.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$252	$200	$308	$93	$41,887	$37,010	$29,797	$22,239
Ratio of expenses to average net assets before expense reimbursement	0.22%	1.00%	0.48%	0.03%	0.04%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.40%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.99%	1.81%	2.04%	0.12%	1.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	6.83%	22.58%	23.58%	0.00%	6.83%	22.58%	23.58%	0.00%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Blend Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35	$12.33	$ 9.38	$10.00	$14.34	$12.36	$ 9.39	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.11	0.16	0.13	0.01	0.12	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	1.78	2.28	2.86	(0.63)	1.79	2.29	2.86	(0.62)

Total gain (loss) from investment operations	1.89	2.44	2.99	(0.62)	1.91	2.49	3.02	(0.61)

Less distributions from:
Net investment income	(0.13)	(0.08)	(0.04)	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.77)	(0.34)	—	—	(0.77)	(0.34)	—	—

Total distributions	(0.90)	(0.42)	(0.04)	—	(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$15.34	$14.35	$12.33	$ 9.38	$15.27	$14.34	$12.36	$ 9.39

TOTAL RETURN	13.12%	19.94%	32.02%	(6.20)%	13.29%	20.39%	32.31%	(6.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$4,183	$563	$254	$94	$56,113	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.66%	0.53%	0.03%	0.04%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.41%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.74%	1.13%	1.19%	0.09%	0.80%	1.47%	1.52%	0.11%
Portfolio turnover rate	11.33%	18.70%	34.88%	0.00%	11.33%	18.70%	34.88%	0.00%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.54	$13.13	$ 9.32	$10.00	$13.91	$13.16	$ 9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.02	0.01	0.04	0.01	0.04	0.06	0.07	0.01
Net realized and unrealized gain (loss) on total investments	1.13	2.17	3.79	(0.69)	1.07	1.51	3.80	(0.69)

Total gain (loss) from investment operations	1.15	2.18	3.83	(0.68)	1.11	1.57	3.87	(0.68)

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.02)	—	(0.04)	(0.08)	(0.03)	—
Net realized gains	(1.74)	(0.74)	—	—	(1.74)	(0.74)	—	—

Total distributions	(1.78)	(0.77)	(0.02)	—	(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$13.91	$14.54	$13.13	$ 9.32	$13.24	$13.91	$13.16	$ 9.32

TOTAL RETURN	6.91%	16.86%	41.11%	(6.80)%	7.05%	11.84%	41.59%	(6.80)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,189	$279	$177	$93	$69,782	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.67%	0.48%	0.03%	0.06%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.40%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.12%	0.04%	0.32%	0.09%	0.25%	0.41%	0.66%	0.11%
Portfolio turnover rate	21.60%	45.35%	51.67%	0.04%	21.60%	45.35%	51.67%	0.04%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.00	$12.11	$ 9.30	$10.00	$14.03	$12.14	$ 9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.18	0.17	0.02	0.14	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	1.17	2.80	2.70	(0.72)	1.16	2.81	2.71	(0.72)

Total gain (loss) from investment operations	1.29	2.98	2.87	(0.70)	1.30	3.04	2.91	(0.70)

Less distributions from:
Net investment income	(0.08)	(0.17)	(0.06)	—	(0.23)	(0.23)	(0.07)	—
Net realized gains	(1.84)	(0.92)	—	—	(1.84)	(0.92)	—	—

Total distributions	(1.92)	(1.09)	(0.06)	—	(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$13.37	$14.00	$12.11	$ 9.30	$13.26	$14.03	$12.14	$ 9.30

TOTAL RETURN	8.62%	25.18%	31.04%	(7.00)%	8.61%	25.63%	31.49%	(7.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$966	$237	$135	$93	$66,532	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.91%	0.50%	0.03%	0.04%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.40%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.83%	1.32%	1.63%	0.20%	1.00%	1.71%	1.96%	0.22%
Portfolio turnover rate	19.60%	42.29%	56.43%	0.00%	19.60%	42.29%	56.43%	0.00%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Blend Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.32	$12.59	$ 9.31	$10.00	$14.33	$12.62	$ 9.31	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.07	0.10	0.11	0.01	0.10	0.15	0.14	0.02
Net realized and unrealized gain (loss) on total investments	1.09	2.19	3.21	(0.70)	1.09	2.19	3.22	(0.71)

Total gain (loss) from investment operations	1.16	2.29	3.32	(0.69)	1.19	2.34	3.36	(0.69)

Less distributions from:
Net investment income	(0.12)	(0.07)	(0.04)	—	(0.15)	(0.14)	(0.05)	—
Net realized gains	(1.01)	(0.49)	—	—	(1.01)	(0.49)	—	—

Total distributions	(1.13)	(0.56)	(0.04)	—	(1.16)	(0.63)	(0.05)	—

Net asset value, end of period	$14.35	$14.32	$12.59	$ 9.31	$14.36	$14.33	$12.62	$ 9.31

TOTAL RETURN	7.67%	18.26%	35.76%	(6.90)%	7.83%	18.66%	36.21%	(6.90)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$381	$330	$157	$93	$139,227	$129,263	$103,402	$38,997
Ratio of expenses to average net assets before expense reimbursement	0.22%	0.77%	0.52%	0.03%	0.04%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.22%	0.44%	0.40%	0.03%	0.04%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.47%	0.71%	0.98%	0.15%	0.64%	1.08%	1.31%	0.17%
Portfolio turnover rate	27.28%	23.60%	52.39%	0.01%	27.28%	23.60%	52.39%	0.01%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund

	Retirement Class				Institutional Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.67	$11.51	$ 9.21	$10.00	$13.70	$11.54	$ 9.21	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.09	0.27	0.20	0.02	0.14	0.31	0.25	0.02
Net realized and unrealized gain (loss) on total investments	1.90	2.20	2.14	(0.81)	1.90	2.21	2.12	(0.81)

Total gain (loss) from investment operations	1.99	2.47	2.34	(0.79)	2.04	2.52	2.37	(0.79)

Less distributions from:
Net investment income	(0.11)	(0.26)	(0.04)	—	(0.33)	(0.31)	(0.04)	—
Net realized gains	(0.19)	(0.05)	—	—	(0.19)	(0.05)	—	—

Total distributions	(0.30)	(0.31)	(0.04)	—	(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$15.36	$13.67	$11.51	$ 9.21	$15.22	$13.70	$11.54	$ 9.21

TOTAL RETURN	14.59%	21.68%	25.44%	(7.90)%	14.91%	22.06%	25.87%	(7.90)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$585	$789	$116	$92	$146,638	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.25%	0.50%	0.65%	0.03%	0.07%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.25%	0.50%	0.47%	0.03%	0.07%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	0.59%	2.02%	1.94%	0.22%	0.95%	2.34%	2.51%	0.24%
Portfolio turnover rate	14.37%	6.60%	9.31%	0.44%	14.37%	6.60%	9.31%	0.44%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
				September 4, 2002				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)	2005 (a)	2004	2003	2002 (a)

	(Unaudited)				(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.62	$12.40	$ 9.72	$10.00	$13.50	$12.32	$ 9.72	$10.00	$13.37	$12.22	$ 9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.50	0.57	0.05	0.31	0.53	0.59	0.05	0.29	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	1.04	2.49	2.39	(0.31)	1.03	2.48	2.37	(0.31)	1.02	2.45	2.39	(0.31)

Total gain (loss) from investment operations	1.34	2.99	2.96	(0.26)	1.34	3.01	2.96	(0.26)	1.31	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.24)	(0.43)	(0.27)	(0.02)	(0.27)	(0.49)	(0.35)	(0.02)	(0.24)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—	(1.46)	(1.34)	(0.01)	—	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.70)	(1.77)	(0.28)	(0.02)	(1.73)	(1.83)	(0.36)	(0.02)	(1.70)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$13.26	$13.62	$12.40	$ 9.72	$13.11	$13.50	$12.32	$ 9.72	$12.98	$13.37	$12.22	$ 9.72

TOTAL RETURN	9.11%	25.81%	30.92%	(2.58)%	9.22%	26.30%	30.94%	(2.56)%	9.08%	25.84%	30.66%	(2.59)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$116,494	$69,980	$14,207	$97	$203,159	$156,193	$99,389	$97	$133,555	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.23%	0.50%	0.51%	0.03%	0.08%	0.16%	0.18%	0.01%	0.22%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.23%	0.47%	0.48%	0.03%	0.08%	0.15%	0.15%	0.01%	0.22%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets	2.12%	3.88%	4.81%	0.51%	2.26%	4.12%	5.27%	0.53%	2.10%	3.87%	4.80%	0.50%
Portfolio turnover rate	113.25%	348.86%	317.14%	15.45%	113.25%	348.86%	317.14%	15.45%	113.25%	348.86%	317.14%	15.45%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	concluded

	Social Choice Equity Fund

	Retirement Class			Institutional Class

	For the Six	For the Years Ended		For the Six
	Months Ended	September 30,		Months Ended	For the Years Ended September 30,
	March 31,			March 31,
	2005 (a)	2004	2003	2005 (a)	2004	2003	2002	2001	2000

	(Unaudited)			(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$ 9.08	$ 8.01	$ 6.41	$ 8.96	$ 7.96	$ 6.41	$ 8.03	$11.16	$ 9.86

Gain (loss) from investment operations:
Net investment income	0.09(b)	0.10(b)	0.09(b)	0.10(b)	0.14(b)	0.12(b)	0.11(b)	0.10	0.11
Net realized and unrealized gain (loss) on total investments	0.53	1.00	1.54	0.53	0.99	1.52	(1.64)	(2.94)	1.25

Total gain (loss) from investment operations	0.62	1.10	1.63	0.63	1.13	1.64	(1.53)	(2.84)	1.36

Less distributions from:
Net investment income	(0.11)	(0.03)	(0.03)	(0.13)	(0.13)	(0.09)	(0.09)	(0.11)	(0.06)
Net realized gains	(0.04)	—	—	(0.04)	—	—	—	(0.18)	—

Total distributions	(0.15)	(0.03)	(0.03)	(0.17)	(0.13)	(0.09)	(0.09)	(0.29)	(0.06)

Net asset value, end of period	$ 9.55	$ 9.08	$ 8.01	$ 9.42	$ 8.96	$ 7.96	$ 6.41	$ 8.03	$11.16

TOTAL RETURN	6.81%	13.78%	25.42%	6.97%	14.23%	25.89%	(19.34)%	(25.99)%	13.84%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$38,306	$28,870	$8,936	$106,276	$82,778	$50,790	$36,180	$26,460	$29,307
Ratio of expenses to average net assets before expense waiver and reimbursement	0.22%	0.52%	0.48%	0.04%	0.10%	0.13%	0.81%	0.97%	0.90%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.22%	0.44%	0.43%	0.04%	0.08%	0.08%	0.18%	0.18%	0.18%
Ratio of net investment income to average net assets	0.90%	1.15%	1.16%	1.10%	1.54%	1.65%	1.34%	1.12%	1.00%
Portfolio turnover rate	3.28%	6.64%	27.53%	3.28%	6.64%	27.53%	21.71%	4.96%	16.22%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

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Notes to financial statements (unaudited) | TIAA-CREF Institutional Mutual Funds

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end management investment company. These financial statements consist of eighteen of the thirty funds comprising TIAA-CREF Institutional Mutual Funds: the Growth & Income, International Equity, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Large-Cap Growth Index, Large-Cap Value Index, S&P 500 Index, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index, Small-Cap Blend Index, International Equity Index, Real Estate Securities, and Social Choice Equity Funds (collectively, the “Funds”). The Growth & Income, International Equity and Social Choice Equity Funds commenced operations on June 14, 1999 with a seed money investment by Teachers Insurance and Annuity Association of America (“TIAA”). Another fifteen Funds commenced operations on September 4, 2002 with a seed money investment by TIAA. In addition, the Growth & Income, International Equity, and Social Choice Equity Funds opened a Retirement Class on October 1, 2002 with a $100,000 seed money investment in each class by TIAA. At March 31, 2005, TIAA had remaining seed money investment in the Funds as follows:

	Value of TIAA’S Seed Money Investment at March 31, 2005

	Retirement	Institutional	Retail
	Class	Class	Class	Total

Large-Cap Growth Index Fund	$129,927	$729,556	$—	$859,483
Large-Cap Value Index Fund	151,414	—	—	151,414
Mid-Cap Growth Index Fund	163,353	24,786,001	—	24,949,354
Mid-Cap Value Index Fund	169,458	38,534,379	—	38,703,837
Mid-Cap Blend Index Fund	168,019	13,433,597	—	13,601,616
Small-Cap Growth Index Fund	164,311	66,992,769	—	67,157,080
Small-Cap Value Index Fund	165,707	60,361,478	—	60,527,185
Small-Cap Blend Index Fund	160,943	16,415,391	—	16,576,334
International Equity Index Fund	161,087	9,478,179	—	9,639,266
Real Estate Securities Fund	171,877	172,658	$13,763,258	14,107,793

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes although any one Fund may not necessarily offer all three classes. The Retirement Class shares are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with TIAA-CREF Individual and Institutional Services, LLC (“Services”), a broker-dealer affiliate of TIAA, in connection with certain employee benefit plans. The Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, FSB, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA. The Retail Class shares are

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Notes to financial statements (unaudited)	continued

offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments with maturities of one year or less are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Investments in registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges. Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as ADR’s and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

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Notes to financial statements (unaudited)	continued

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Funds to the risk that the transaction may not be consummated.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

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Notes to financial statements (unaudited)	continued

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Growth & Income and Real Estate Securities Funds, where distributions are declared and paid quarterly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclass, and gains on certain equity securities designated and issued by “passive foreign investment companies”.

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute substantially all taxable income each year and comply with various other Code requirements.

Note 2—management agreement

Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Under the terms of a Service Agreement, each Fund Class pays Advisors a monthly fee based on the average daily net assets of each Fund Class for providing transfer agency, accounting and administration services. Various other expenses (including custody, audit, regulatory and trustee fees) are borne directly by the Funds/Classes. Advisors has voluntarily agreed to partially reimburse the Funds for the various other expenses. The total

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Notes to financial statements (unaudited)	continued

reimbursement to the Funds for the six months ended March 31, 2005 was $23,000. Advisors will receive the following annual percentages of each Fund’s / Classes’ average daily net assets for investment management and service agreement fees:

	Investment
	Management
	Fee	Service Agreement Fee

	All	Retirement	Institutional	Retail
	Classes	Class	Class	Class

Growth & Income Fund	0.08%	0.34%	0.04%	—
International Equity Fund	0.09%	0.34%	0.03%	—
Large-Cap Value Fund	0.08%	0.34%	0.04%	0.33%
Mid-Cap Growth Fund	0.08%	0.34%	0.04%	0.33%
Mid-Cap Value Fund	0.08%	0.34%	0.04%	0.33%
Small-Cap Equity Fund	0.08%	0.34%	0.04%	0.19%
Large-Cap Growth Index Fund	0.04%	0.34%	0.02%	—
Large-Cap Value Index Fund	0.04%	0.34%	0.02%	—
S&P 500 Index Fund	0.04%	0.34%	0.02%	—
Mid-Cap Growth Index Fund	0.04%	0.34%	0.02%	—
Mid-Cap Value Index Fund	0.04%	0.34%	0.02%	—
Mid-Cap Blend Index Fund	0.04%	0.34%	0.02%	—
Small-Cap Growth Index Fund	0.04%	0.34%	0.02%	—
Small-Cap Value Index Fund	0.04%	0.34%	0.02%	—
Small-Cap Blend Index Fund	0.04%	0.34%	0.02%	—
International Equity Index Fund	0.04%	0.34%	0.03%	—
Real Estate Securities Fund	0.09%	0.34%	0.04%	0.33%
Social Choice Equity Fund	0.04%	0.34%	0.02%	—

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Notes to financial statements (unaudited)	continued

To limit the Funds’/Classes’ expenses, Advisors has agreed to reimburse the Funds if expenses, as described above, exceed the percentages listed below.

	Retirement	Institutional	Retail
	Class	Class	Class

Growth & Income Fund	0.44%	0.14%	—
International Equity Fund	0.55%	0.20%	—
Large-Cap Value Fund	0.48%	0.14%	0.44%
Mid-Cap Growth Fund	0.48%	0.15%	0.44%
Mid-Cap Value Fund	0.48%	0.15%	0.44%
Small-Cap Equity Fund	0.48%	0.15%	0.30%
Large-Cap Growth Index Fund	0.42%	0.08%	—
Large-Cap Value Index Fund	0.44%	0.08%	—
S&P 500 Index Fund	0.44%	0.08%	—
Mid-Cap Growth Index Fund	0.44%	0.08%	—
Mid-Cap Value Index Fund	0.44%	0.08%	—
Mid-Cap Blend Index Fund	0.44%	0.08%	—
Small-Cap Growth Index Fund	0.44%	0.08%	—
Small-Cap Value Index Fund	0.44%	0.08%	—
Small-Cap Blend Index Fund	0.44%	0.08%	—
International Equity Index Fund	0.50%	0.15%	—
Real Estate Securities Fund	0.47%	0.16%	0.45%
Social Choice Equity Fund	0.44%	0.10%	—

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Notes to financial statements (unaudited)	continued

Note 3—investments

At March 31, 2005, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
	Appreciation	Depreciation	(Depreciation)

Growth & Income Fund	$13,440,363	$18,234,873	$(4,794,510)
International Equity Fund	83,928,566	7,727,262	76,201,304
Large-Cap Value Fund	32,714,113	10,177,622	22,536,491
Mid-Cap Growth Fund	21,713,049	3,727,715	17,985,334
Mid-Cap Value Fund	31,127,282	5,137,576	25,989,706
Small-Cap Equity Fund	19,020,035	13,152,296	5,867,739
Large-Cap Growth Index Fund	11,149,663	8,240,196	2,909,467
Large-Cap Value Index Fund	40,884,920	2,567,610	38,317,310
S&P 500 Index Fund	38,666,470	7,577,905	31,088,565
Mid-Cap Growth Index Fund	7,778,716	694,495	7,084,221
Mid-Cap Value Index Fund	12,624,073	572,940	12,051,133
Mid-Cap Blend Index Fund	17,753,805	912,046	16,841,759
Small-Cap Growth Index Fund	18,979,933	4,796,393	14,183,540
Small-Cap Value Index Fund	15,878,284	2,427,425	13,450,859
Small-Cap Blend Index Fund	36,439,868	6,175,618	30,264,250
International Equity Index Fund	28,744,833	453,964	28,290,869
Real Estate Securities Fund	16,312,997	17,358,164	(1,045,167)
Social Choice Equity Fund	18,387,489	9,871,034	8,516,455

At March 31, 2005, the S&P 500 Index Fund held the following open futures contracts:

	Number of			Unrealized
	Contracts	Market Value	Expiration Date	Gain (Loss)

E-mini S&P 500 Index	19	$1,124,705	June 2005	$4,275

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Notes to financial statements (unaudited)	continued

At March 31, 2005, the following Funds held open forward foreign currency contracts as follows:

		Value of
		Contract When	Value of Contract	Market Value	Unrealized
	Local	Opened (Local	When Opened	of Contract	Gain/(Loss)
	Currency	Currency)	(U.S. Dollars)	(U.S. Dollars)	(U.S. Dollars)

International Equity Fund
Contracts to Sell
Expiring April 5, 2005	GBP	(2,565,496)	$(4,844,939)	$(4,847,757)	$(2,818)

International Equity Index Fund
Contracts to Buy
Expiring April 5, 2005	AUD	3,909,464	$3,015,487	$3,024,166	$8,679
Expiring April 5, 2005	CHF	4,859,096	4,059,734	4,076,765	17,031
Expiring April 5, 2005	DKK	2,041,794	354,811	356,197	1,386
Expiring April 5, 2005	DKK	88,110	15,339	15,371	32
Expiring April 5, 2005	EUR	11,773,163	15,234,238	15,300,990	66,752
Expiring April 5, 2005	EUR	849,855	1,102,347	1,104,515	2,168
Expiring April 5, 2005	GBP	6,379,273	11,991,120	12,054,264	63,144
Expiring April 5, 2005	JPY	1,347,272,112	12,545,017	12,596,037	51,020
Expiring April 5, 2005	NOK	2,431,882	384,767	385,133	366
Expiring April 5, 2005	NZD	108,960	77,325	77,683	358
Expiring April 5, 2005	SEK	9,854,736	1,397,636	1,399,184	1,548
Expiring April 5, 2005	SGD	697,685	422,637	423,019	382

Net unrealized appreciation:					$212,866

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Notes to financial statements (unaudited)	continued

Purchases and sales of securities, other than short-term money market instruments, for the Funds for the six months ended March 31, 2005, were as follows:

	Non-Government	Government	Non-Government	Government
	Purchases	Purchases	Sales	Sales

Growth & Income Fund	$675,032,467	$—	$1,049,139,276	$—
International Equity Fund	542,823,888	—	480,686,171	—
Large-Cap Value Fund	382,558,825	—	194,716,146	—
Mid-Cap Growth Fund	103,453,241	—	80,255,960	—
Mid-Cap Value Fund	218,363,634	—	106,913,361	—
Small-Cap Equity Fund	480,577,634	—	411,457,689	—
Large-Cap Growth Index Fund	359,010,754	—	40,162,574	—
Large-Cap Value Index Fund	235,896,736	—	53,381,871	—
S&P 500 Index Fund	262,085,603	—	52,576,641	—
Mid-Cap Growth Index Fund	746,072	—	993,743	—
Mid-Cap Value Index Fund	2,750,424	—	2,865,998	—
Mid-Cap Blend Index Fund	10,004,489	—	6,313,140	—
Small-Cap Growth Index Fund	15,601,825	—	15,364,658	—
Small-Cap Value Index Fund	13,249,419	—	14,231,681	—
Small-Cap Blend Index Fund	39,809,786	—	39,008,740	—
International Equity Index Fund	72,974,145	—	13,407,608	—
Real Estate Securities Fund	559,053,312	—	457,397,915	—
Social Choice Equity Fund	30,923,280	—	4,393,442	—

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds.

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Notes to financial statements (unaudited)	continued

Note 5—shareholder transactions

	Growth & Income Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$12,073,522	1,391,787	$28,381,591	3,475,963
Reinvestment of distributions	363,969	41,494	258,069	31,374
Redemptions	(3,555,896)	(409,993)	(1,609,115)	(196,803)

Net increase	$8,881,595	1,023,288	$27,030,545	3,310,534

Institutional Class:
Subscriptions	$82,690,398	9,626,158	$220,573,422	27,168,987
Reinvestment of distributions	6,185,093	707,223	7,852,376	958,729
Exchanges	—	—	(77,499)	(9,481)
Redemptions (Note 8)	(482,399,098)	(55,352,143)	(161,390,654)	(19,689,627)

Net increase (decrease)	$(393,523,607)	(45,018,762)	$66,957,645	8,428,608

	International Equity Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$137,599,013	12,172,998	$108,024,691	10,632,008
Reinvestment of distributions	6,914,417	618,463	37,317	3,721
Redemptions	(46,329,372)	(4,134,479)	(44,281,225)	(4,394,421)

Net increase	$98,184,058	8,656,982	$63,780,783	6,241,308

Institutional Class:
Subscriptions	$69,432,959	6,263,910	$168,837,193	16,812,059
Reinvestment of distributions	31,946,874	2,928,208	5,524,078	563,107
Exchanges	—	—	(70,883)	(6,903)
Redemptions	(97,078,804)	(8,732,538)	(93,566,039)	(9,168,654)

Net increase	$4,301,029	459,580	$80,724,349	8,199,609

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Notes to financial statements (unaudited)	continued

	Large-Cap Value Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$67,886,116	4,807,486	$68,330,772	5,240,334
Reinvestment of distributions	7,925,237	560,087	1,106,174	87,514
Redemptions	(11,661,846)	(835,175)	(13,452,140)	(1,019,498)

Net increase	$64,149,507	4,532,398	$55,984,806	4,308,350

Institutional Class:
Subscriptions	$120,285,033	8,516,253	$15,538,789	1,205,912
Reinvestment of distributions	466,404	33,102	102,938	8,169
Redemptions	(1,815,975)	(128,363)	(2,053,631)	(159,014)

Net increase	$118,935,462	8,420,992	$13,588,096	1,055,067

Retail Class:
Subscriptions	$15,690,415	1,132,335	$17,697,831	1,384,632
Reinvestment of distributions	12,711,732	915,641	5,581,846	447,090
Exchanges	4,409,801	321,371	17,068,267	1,298,327
Redemptions	(6,730,072)	(480,761)	(2,447,926)	(186,815)

Net increase	$26,081,876	1,888,586	$37,900,018	2,943,234

	Mid-Cap Growth Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$23,549,427	1,532,236	$68,219,765	4,699,551
Reinvestment of distributions	3,722,900	238,189	1,648,689	116,350
Redemptions	(10,958,512)	(722,846)	(21,682,610)	(1,540,986)

Net increase	$16,313,815	1,047,579	$48,185,844	3,274,915

Institutional Class:
Subscriptions (Note 8)	$14,372,190	936,395	$2,203,613	153,729
Reinvestment of distributions	79,187	5,041	27,672	1,949
Redemptions	(214,572)	(14,106)	(619,865)	(42,965)

Net increase	$14,236,805	927,330	$1,611,420	112,713

Retail Class:
Subscriptions	$5,675,439	370,198	$25,836,844	1,792,547
Reinvestment of distributions	2,150,315	137,332	1,221,595	86,257
Exchanges	(3,232,494)	(216,655)	3,359,516	219,016
Redemptions	(3,729,595)	(247,266)	(5,501,760)	(385,710)

Net increase	$863,665	43,609	$24,916,195	1,712,110

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Notes to financial statements (unaudited)	continued

	Mid-Cap Value Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$91,380,040	5,770,958	$84,790,753	6,129,080
Reinvestment of distributions	6,496,574	404,771	1,210,066	90,506
Redemptions	(10,884,824)	(681,744)	(15,524,190)	(1,114,591)

Net increase	$86,991,790	5,493,985	$70,476,629	5,104,995

Institutional Class:
Subscriptions	$14,907,900	944,951	$3,895,131	283,019
Reinvestment of distributions	144,605	9,004	76,386	5,705
Redemptions	(757,641)	(48,467)	(910,938)	(65,191)

Net increase	$14,294,864	905,488	$3,060,579	223,533

Retail Class:
Subscriptions	$12,923,492	828,037	$17,732,643	1,297,543
Reinvestment of distributions	2,506,619	157,928	780,846	58,936
Exchanges	12,427,076	791,889	13,250,783	965,460
Redemptions	(2,964,659)	(191,014)	(3,601,360)	(260,782)

Net increase	$24,892,528	1,586,840	$28,162,912	2,061,157

	Small-Cap Equity Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$61,004,117	4,031,070	$121,058,196	8,589,669
Reinvestment of distributions	7,697,878	497,600	3,788,891	277,371
Redemptions	(36,043,088)	(2,410,671)	(40,007,801)	(2,966,741)

Net increase	$32,658,907	2,117,999	$84,839,286	5,900,299

Institutional Class:
Subscriptions	$47,993,053	3,221,739	$28,588,554	2,055,677
Reinvestment of distributions	1,789,247	114,990	1,168,635	85,239
Redemptions	(3,127,484)	(206,382)	(6,032,530)	(435,171)

Net increase	$46,654,816	3,130,347	$23,724,659	1,705,745

Retail Class:
Subscriptions	$7,176,105	479,866	$22,421,679	1,608,422
Reinvestment of distributions	3,493,722	226,920	2,869,958	211,013
Exchanges	(2,618,078)	(178,502)	9,837,058	676,736
Redemptions	(5,690,737)	(380,082)	(4,808,606)	(346,917)

Net increase	$2,361,012	148,202	$30,320,089	2,149,254

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Notes to financial statements (unaudited)	continued

	Large-Cap Growth Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$2,597,440	236,237	$19,143,418	1,794,112
Reinvestment of distributions	444,980	39,484	33,376	3,070
Redemptions	(1,753,506)	(160,147)	(780,082)	(71,150)

Net increase	$1,288,914	115,574	$18,396,712	1,726,032

Institutional Class:
Seed money redemptions	$(4,881,000)	(448,092)	$(25,437,000)	(2,314,112)
Subscriptions (Note 8)	363,019,741	33,693,111	27,693,155	2,519,403
Reinvestment of distributions	753,429	67,816	5,145,089	478,168
Exchanges	—	—	24,311	2,274
Redemptions	(40,589,231)	(3,846,599)	(2,736,597)	(250,524)

Net increase	$318,302,939	29,466,236	$4,688,958	435,209

	Large-Cap Value Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$270,000	19,428	$20,330	1,626
Reinvestment of distributions	12,807	929	7,756	625
Redemptions	(7,077)	(511)	(14,038)	(1,135)

Net increase	$275,730	19,846	$14,048	1,116

Institutional Class:
Seed money redemptions	$—	—	$(20,743,148)	(1,676,341)
Subscriptions (Note 8)	223,837,695	16,532,020	76,547,326	6,065,149
Reinvestment of distributions	6,668,431	485,327	4,531,554	366,927
Exchanges	—	—	4,049	324
Redemptions	(43,130,853)	(3,182,421)	(21,321,969)	(1,671,018)

Net increase	$187,375,273	13,834,926	$39,017,812	3,085,041

230 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements (unaudited)	continued

	S&P 500 Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$57,179,529	4,229,380	$52,420,025	4,094,161
Reinvestment of distributions	1,834,726	133,241	100,603	7,878
Redemptions	(36,107,888)	(2,670,694)	(12,628,716)	(980,532)

Net increase	$22,906,367	1,691,927	$39,891,912	3,121,507

Institutional Class:
Seed money redemptions	$—	—	$(29,559,528)	(2,352,318)
Subscriptions (Note 8)	206,465,905	15,487,904	139,310,526	10,908,280
Reinvestment of distributions	4,499,272	327,936	963,580	75,813
Exchanges	—	—	66,317	5,201
Redemptions	(15,675,529)	(1,165,051)	(31,221,387)	(2,398,074)

Net increase	$195,289,648	14,650,789	$79,559,508	6,238,902

	Mid-Cap Growth Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$5,224	391	$63,339	4,734
Reinvestment of distributions	36,767	2,781	42,267	3,325
Redemptions	(1,352)	(106)	(62,524)	(4,770)

Net increase	$40,639	3,066	$43,082	3,289

Institutional Class:
Seed money redemptions	$(339,000)	(24,689)	$(1,036,000)	(76,608)
Subscriptions	362,500	26,926	758,554	56,618
Reinvestment of distributions	2,371,673	179,129	2,855,448	224,837
Redemptions	(165,776)	(12,527)	(49,390)	(3,683)

Net increase	$2,229,397	168,839	$2,528,612	201,164

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 231

Notes to financial statements (unaudited)	continued

	Mid-Cap Value Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$25,186	1,618	$(98,292)	(9,129)
Reinvestment of distributions	18,676	1,257	5,967	456
Redemptions	(1,696)	(114)	(45,274)	(3,381)

Net increase (decrease)	$42,166	2,761	$(137,599)	(12,054)

Institutional Class:
Seed money redemptions	$(571,000)	(37,750)	$(1,315,000)	(100,110)
Subscriptions	660,500	43,680	1,206,302	91,522
Reinvestment of distributions	2,974,868	200,328	1,298,757	99,445
Redemptions	(225,824)	(15,065)	(120,662)	(8,049)

Net increase	$2,838,544	191,193	$1,069,397	82,808

	Mid-Cap Blend Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$3,597,830	240,023	$318,447	23,241
Reinvestment of distributions	50,992	3,320	13,405	985
Redemptions	(149,846)	(9,855)	(77,609)	(5,540)

Net increase	$3,498,976	233,488	$254,243	18,686

Institutional Class:
Seed money redemptions	$(2,371,000)	(156,279)	$(14,273,000)	(1,032,462)
Subscriptions	7,371,866	486,320	19,795,536	1,435,893
Reinvestment of distributions	845,737	55,349	893,355	65,882
Redemptions	(2,693,467)	(177,742)	(2,701,943)	(194,990)

Net increase	$3,153,136	207,648	$3,713,948	274,323

232 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements (unaudited)	continued

	Small-Cap Growth Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$6,239,301	426,713	$7,186,412	502,522
Reinvestment of distributions	42,048	2,803	11,170	789
Redemptions	(5,328,238)	(363,246)	(7,121,546)	(497,553)

Net increase	$953,111	66,270	$76,036	5,758

Institutional Class:
Seed money redemptions	$(50,000)	(3,294)	$(2,289,000)	(161,180)
Subscriptions	200,350	14,363	416,910	28,879
Reinvestment of distributions	8,157,474	572,053	3,691,303	260,869
Redemptions	(272,875)	(19,247)	(259,642)	(17,892)

Net increase	$8,034,949	563,875	$1,559,571	110,676

	Small-Cap Value Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$4,779,270	338,149	$3,374,985	250,877
Reinvestment of distributions	94,383	6,756	12,267	930
Redemptions	(4,053,655)	(289,522)	(3,309,618)	(246,032)

Net increase	$819,998	55,383	$77,634	5,775

Institutional Class:
Seed money redemptions	$(1,310,000)	(88,630)	$(3,356,000)	(252,152)
Subscriptions	1,643,000	113,192	2,276,098	170,420
Reinvestment of distributions	8,199,307	592,008	4,487,195	340,455
Redemptions	(1,546,343)	(114,826)	(345,323)	(21,899)

Net increase	$6,985,964	501,744	$3,061,970	236,824

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 233

Notes to financial statements (unaudited)	continued

	Small-Cap Blend Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$48,610	3,197	$208,436	15,012
Reinvestment of distributions	28,329	1,860	12,757	910
Redemptions	(23,841)	(1,619)	(76,643)	(5,313)

Net increase	$53,098	3,438	$144,550	10,609

Institutional Class:
Seed money redemptions	$(2,827,000)	(185,699)	$(31,950,000)	(2,286,420)
Subscriptions	28,902,847	1,973,506	55,347,872	3,917,081
Reinvestment of distributions	8,812,379	578,998	4,628,754	330,862
Redemptions	(24,188,457)	(1,695,862)	(16,461,117)	(1,134,666)

Net increase	$10,699,769	670,943	$11,565,509	826,857

	International Equity Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$832,825	55,185	$641,541	47,432
Reinvestment of distributions	28,617	1,869	3,185	246
Redemptions	(1,161,891)	(76,677)	(518)	(39)

Net increase (decrease)	$(300,449)	(19,623)	$644,208	47,639

Institutional Class:
Seed money redemptions	$(4,473,000)	(299,602)	$(55,061,000)	(4,139,136)
Subscriptions	116,175,754	7,679,767	54,740,586	4,114,417
Reinvestment of distributions	1,510,442	99,699	1,711,167	131,828
Exchanges	—	—	82,331	6,099
Redemptions	(50,841,863)	(3,360,177)	(2,577,912)	(191,953)

Net increase (decrease)	$62,371,333	4,119,687	$(1,104,828)	(78,745)

234 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements (unaudited)	continued

	Real Estate Securities Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$53,668,820	3,732,554	$87,592,242	6,721,257
Reinvestment of distributions	13,161,307	930,219	4,495,416	359,738
Redemptions	(13,876,149)	(1,011,911)	(38,490,456)	(3,090,343)

Net increase	$52,953,978	3,650,862	$53,597,202	3,990,652

Institutional Class:
Subscriptions	$60,474,855	4,516,663	$77,062,195	6,076,287
Reinvestment of distributions	15,564,489	1,113,390	12,251,013	996,688
Exchanges	—	—	3,067	260
Redemptions	(22,878,280)	(1,705,526)	(46,451,130)	(3,571,259)

Net increase	$53,161,064	3,924,527	$42,865,145	3,501,976

Retail Class:
Seed money redemptions	$—	—	$(10,000,000)	(794,912)
Subscriptions	28,949,846	2,083,232	64,825,462	5,074,740
Reinvestment of distributions	15,662,272	1,129,720	8,437,757	694,020
Exchanges	2,886,548	173,299	9,031,534	660,114
Redemptions	(15,475,440)	(1,149,925)	(23,711,783)	(1,886,188)

Net increase	$32,023,226	2,236,326	$48,582,970	3,747,774

	Social Choice Equity Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$10,256,574	1,068,340	$21,466,222	2,385,065
Reinvestment of distributions	536,549	54,417	51,990	5,822
Redemptions	(2,774,798)	(287,518)	(2,948,785)	(328,591)

Net increase	$8,018,325	835,239	$18,569,427	2,062,296

Institutional Class:
Subscriptions	$18,962,890	2,041,910	$30,118,599	3,405,478
Reinvestment of distributions	1,508,826	155,070	642,990	73,150
Redemptions	(1,471,786)	(154,861)	(5,514,178)	(626,290)

Net increase	$18,999,930	2,042,119	$25,247,411	2,852,338

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 235

Notes to financial statements (unaudited)	continued

Note 6—distributions to shareholders

The tax character of distributions paid to shareholders during the year ended September 30, 2004 were as follows:

	For the Year Ended September 30, 2004

	Ordinary Income	Long-term Capital Gain	Total

Growth & Income Fund	$9,033,183	$—	$9,033,183
International Equity Fund	7,331,735	—	7,331,735
Large-Cap Value Fund	7,513,623	296,899	7,810,522
Mid-Cap Growth Fund	2,443,048	543,630	2,986,678
Mid-Cap Value Fund	2,230,692	25,397	2,256,089
Small-Cap Equity Fund	7,773,988	1,151,966	8,925,954
Large-Cap Growth Index Fund	2,553,295	3,514,966	6,068,261
Large-Cap Value Index Fund	4,942,569	35,762	4,978,331
S&P 500 Index Fund	1,356,702	—	1,356,702
Mid-Cap Growth Index Fund	2,117,660	927,532	3,045,192
Mid-Cap Value Index Fund	1,361,713	30,378	1,392,091
Mid-Cap Blend Index Fund	1,680,233	26,672	1,706,905
Small-Cap Growth Index Fund	3,518,377	278,568	3,796,945
Small-Cap Value Index Fund	4,881,828	64,351	4,946,179
Small-Cap Blend Index Fund	5,095,154	122,972	5,218,126
International Equity Index Fund	2,009,463	15,121	2,024,584
Real Estate Securities Fund	30,433,252	469,655	30,902,907
Social Choice Equity Fund	922,721	—	922,721

The tax character of the fiscal year 2005 distributions will be determined at the end of the fiscal year.

Note 7—line of credit

Each of the Funds participate in a $2.25 billion unsecured revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. During the six months ended March 31, 2005, the Growth & Income Fund borrowed under this facility. The average daily loan balance during the five day period for which the loan was outstanding amounted to $17 million and the weighted average interest rate was 2.66% . The related interest expense was $6,281. For the six months ended March 31, 2005, there were no other borrowings under this credit facility by the Funds.

236 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements (unaudited)	concluded

Note 8—in-kind transactions

For the six months ended March 31, 2005, the Institutional Class of the following Funds had in-kind transactions consisting of marketable securities, which are included in subscriptions and redemptions in shareholder transactions in Note 5:

in-kind redemptions

Growth & Income Fund	$61,468,036

in-kind subscriptions

Mid-Cap Growth Fund	$1,310,100
S&P 500 Index Fund	62,764,341
Large-Cap Value Index Fund	12,211,226
Large-Cap Growth Index Fund	51,466,352

2005 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 237

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HOW TO REACH US

TIAA-CREF WEB CENTER	PLANNING AND SERVICE CENTER
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information and transactions, product	and life insurance
descriptions, and information about invest-
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FOR HEARING- OR SPEECH-IMPAIRED
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800 842-2252
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TELEPHONE COUNSELING CENTER	estate planning, planned giving and
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Tuition financing programs

888 381-8283
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TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161, or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2005 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF),
New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper
C33472	A10930 05/05

2005 SEMIANNUAL REPORT

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS

RETAIL CLASS

MARCH 31, 2005
Financial statements (unaudited) including summary portfolios of investments

Large-Cap Value
Mid-Cap Growth
Mid-Cap Value
Small-Cap Equity
Real Estate Securities
Inflation-Linked Bond

Sign up for electronic delivery at www.tiaa-cref.org/howto/edelivery.html

PERFORMANCE OVERVIEW AS OF MARCH 31, 2005

		Average annual compound rates of total return
Retail Class	Inception date	1 year	Since inception

EQUITIES
Large-Cap Value Fund	10/1/2002	13.97%	24.31%
Mid-Cap Growth Fund	10/1/2002	9.53	26.97
Mid-Cap Value Fund	10/1/2002	19.13	30.56
Small-Cap Equity Fund	10/1/2002	6.18	26.01
Real Estate Securities Fund	10/1/2002	10.59	26.31

FIXED INCOME
Inflation-Linked Bond Fund	10/1/2002	2.63	6.43

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

A better way to keep track of your investments

Many of our investors received this report electronically. That is the fastest way we can get information to you because it avoids the time required to print the reports, bind them and deliver them by mail.

     Electronic delivery also enables you to save the report on your computer for easy reference tomorrow or a year from now. You can sign up for e-delivery at TIAA-CREF’s Web Center at www.tiaa-cref.org/howto/edelivery.html.

     We want to remind you that, beginning with the 2004 Annual Report, which was published at the end of November, the financial reports for the TIAA-CREF Institutional Mutual Funds list each fund’s 50 largest holdings or any holding that constitutes more than 1% of a fund’s portfolio. A complete list of each fund’s holdings is on file with the Securities and Exchange Commission. For details on how to obtain this information, please see page four.

     As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit the Web Center at www.tiaa-cref.org, or call 800 223-1200 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Contents

Report to investors	2	Summary portfolios of investments	33
More information for investors	4	Financial statements
		Statements of assets and liabilities	54
Special terms	5	Statements of operations	56
Understanding investment risk	6	Statements of changes in net assets	58
		Financial highlights	62
Important information about expenses	8
		Notes to financial statements	74
Fund performance
Large-Cap Value Fund	9	How to reach us	Inside back cover
Mid-Cap Growth Fund	13
Mid-Cap Value Fund	17
Small-Cap Equity Fund	21
Real Estate Securities Fund	25
Inflation-Linked Bond Fund	29

Report to investors

The following report contains the performance and financial statements for the Retail Share Class of the TIAA-CREF Institutional Mutual Funds for the six-month period that ended on March 31, 2005. The financial statements include information about other share classes, which are not the subject of this report.

In our continuing efforts to provide the best possible investment performance for our clients, TIAA-CREF has developed an approach to investing that is grounded in three key principles.

     Because we believe that the most important element of a successful investment plan is a well-crafted and consistently executed asset allocation plan, TIAA-CREF Institutional Mutual Funds offer funds that remain true to their stated investment objectives; each one maintains pure exposure to the asset class it invests in.

     We also believe that funds achieve better results by remaining fully invested in the market at all times rather than by moving into and out of the market in response to its ups and downs. The fourth quarter of 2004, which produced the lion’s share of the last year’s advance in the U.S. stock market, shows how gains can be concentrated in fleeting periods.

     Finally, we believe that close attention to expenses is crucial to achieving favorable long-term investment performance.

     Periods of changing market conditions, such as the six-month period that ended March 31, 2005, represent an opportunity to evaluate the effectiveness of our strategies in comparison to alternative approaches. During this period, both equity and bond markets experienced reversals caused by wide swings in investor sentiment.

     In the fourth quarter of 2004, stock markets rose sharply. The Russell 3000® Index, which measures a broad range of U.S. stocks, was up 10.16%, and the Morgan Stanley EAFE® Index, which tracks many foreign markets, rose 15.21%. The investment-grade bond market, as measured by the Lehman Brothers U.S. Aggregate Index, returned 0.95%.

     During the first quarter of 2005, prospects for economic growth weakened, and the Russell 3000 gave back 2.20%. Foreign stocks lost 0.17%. Higher bond yields pushed bond prices down, and the Lehman index posted a 0.48% drop.

     Over this six-month period, returns for the six funds of the TIAA-CREF Institutional Mutual Funds with a Retail Share Class ranged from 2.24% for the Inflation-Linked Bond Fund to 17.04% for the Mid-Cap Value Fund. The Russell 3000 returned 7.73%.

2 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Scott C. Evans
Executive Vice President and
Chief Investment Officer

     The Large-Cap Value Fund, the Mid-Cap Growth Fund and the Mid-Cap Value Fund all use an integrated approach to portfolio construction that combines research-based stock selection techniques with quantitative risk-management methods, seeking to outperform their benchmarks within carefully managed risk levels.

     Of the three funds that use this integrated approach, the Mid-Cap Value Fund provided the highest degree of outperformance, returning 17.04%, versus 14.34% for its benchmark, the Russell Midcap® Value Index, and 10.81% for the fund’s peers in the Morningstar Mid-Cap Value category. The other two funds using this approach also beat their benchmarks and outperformed their Morningstar peers.

     The Real Estate Securities Fund outperformed its benchmark and its Morningstar category. The Infla-tion-Linked Bond Fund also beat its benchmark. The Small-Cap Equity Fund, which uses a purely quantitative approach to stock selection and portfolio construction, realized returns that were slightly below its benchmark after taking fund expenses into account.

     The following pages provide a detailed explanation of how each fund performed.

     As their returns during this recent period show, our funds can deliver solid performance under a variety of market conditions. While this is no guarantee of future results, our funds will always provide well-focused components for a wide range of allocation strategies. By ensuring that each of our funds stays true to its objective, we enable your allocation strategies to stay on track.

Scott C. Evans
Executive Vice President and
Chief Investment Officer

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 3

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

     You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statement of Investments”) as of the most recently completed fiscal quarter (currently for the period ended March 31, 2005) in the following ways:

  by visiting the TIAA-CREF Web Center at www.tiaa-cref.org; or
  by calling TIAA-CREF at 800 223-1200 to request a copy, which will be provided free of charge.

For the period ended March 31, 2005, and for other reporting periods, you can also obtain a complete listing of TIAA-CREF Institutional Mutual Funds’ holdings on Form N-CSR (for periods ended either March 31 or September 30) or on Form N-Q (for the most recently completed fiscal quarter, either June 30 or December 31):

  through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s Web site at www.sec.gov; or
  at the SEC’s Public Reference Room (call 800 SEC-0330 for more information).

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our Web Center at www.tiaa-cref.org or on the SEC Web site at www.sec.gov. You may also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our Web Center or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by e-mail, using the Contact/Help link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by Teachers Advisors, Inc.’s portfolio management teams, whose members are responsible for the day-to-day operations of the funds.

4 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Special terms

Agency securities are bonds issued by U.S. government entities such as the Federal National Mortgage Association (Fannie Mae).

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be compared to the performance of an investment.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae or other federal entities.

Overweight holding refers to a security whose percentage of a fund is larger, in terms of market capitalization, than the security’s percentage of that fund’s benchmark, in terms of market capitalization. Fund managers may overweight those securities they think will produce higher returns than the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance is compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income” investments) or other investments.

Total return is the amount, expressed as a percentage, that an investment provides to investors after expenses are deducted. Total return includes any interest or dividends, as well as any change in the market value of the fund’s holdings.

Underweight holding refers to a security whose percentage of a fund is smaller, in terms of market capitalization, than the security’s percentage of that fund’s benchmark, in terms of market capitalization. Fund managers may underweight those securities they think will produce lower returns than the benchmark. See also “Overweight holding.”

*	Russell 3000 is a trademark and service mark of the Frank Russell Company.TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 5

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

     Some risks apply to all investments; others affect only particular types of securities. For example, any publicly traded security, such as a stock or a bond, may be hard to sell in certain market conditions; this is referred to as “market risk.” Credit risk, on the other hand—the risk that a company may be unable to pay interest, or to repay principal, on its bonds—does not apply to stocks.

     In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, prepayment and extension risk, interest-rate risk, credit risk and income volatility risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

     The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund. We hope this information will help you make the investment choices best suited to your financial situation.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Interest-rate risk (a type of market risk) is the risk that bond prices or the income of a fund may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market mis-prices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

6 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment and extension risk is the risk of a decline in value arising from changes in duration for certain fixed-income securities that allow for prepayment or extension.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Risks of inflation-indexed bonds include the risk that market values of inflation-indexed bonds can be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the infla-tion index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s growth-investing or value-investing style may be out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 7

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

  Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions.
  There are also no redemption fees or exchange fees.
  However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the Performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

     Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

     Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Large-Cap Value Fund |	Value stocks of larger companies
DISCUSSION

Performance in the six months ended March 31, 2005

The Large-Cap Value Fund returned 12.00% for the Retail Share Class, outpacing both the 10.48% return of its benchmark, the Russell 1000® Value Index, and the 8.39% average return of similar funds, as measured by the Morningstar Large Value category.

Value maintains its lead

During the six-month period, value stocks continued to outperform growth issues, as they had during the twelve months ended September 30, 2004. The Russell 3000® Value Index, which tracks value stocks of all sizes, advanced 10.32%, more than double the 4.92% return of its growth counterpart, the Russell 3000 Growth Index. These two indexes are subsets of the Russell 3000, a broad measure of the domestic stock market.

     Among value stocks, the 10.48% return of the Russell 1000 Value Index trailed the 14.34% return of the Russell Midcap® Value Index but outpaced the 8.70% gain of the small-cap Russell 2000® Value Index.

Stock selections propel returns

For the period, the fund topped the benchmark, primarily because of overweight holdings in well-performing stocks that included Altria, the parent company of Philip Morris; Sears, Roebuck and Co.; agricultural-supply giant Monsanto; and Well-Point, a provider of health-care benefits. Also boosting returns were stocks that were not included in the benchmark as of March 31, 2005, such as Great Wolf Resorts and building materials manufacturer USG. Underweight holdings did not significantly improve performance.

     The positive effect of these holdings on performance more than offset lower-than-expected returns from other selections that included home mortgage provider Fannie Mae and PMC-Sierra, a provider of high-speed broadband communications semiconductors. These stocks were not listed in the benchmark as of March 31, 2005. Other detractors included overweight holdings in companies such as Fifth Third Bancorp, General Motors and insurer American International Group. Underweight positions, including Valero Energy, also reduced returns.

     The fund invested 1.02% of its total invested assets in foreign securities as of March 31, 2005.

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 9

Large-Cap Value Fund |	Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the top 1,000 U.S. equity securities based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TCLCX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Large-Cap Value Fund
Retail Class	13.97%	24.31%	12.00%	72.33%
Benchmark:
Russell 1000 Value Index[2]	13.17	22.34	10.48	65.58
Peer group:
Morningstar Large Value	9.41	19.35	8.39	55.85

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, includ- ing performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

10 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,233 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.42%, for the quarter ended June 30, 2003
Worst quarter: –5.63%, for the quarter ended March 31, 2003

*	Partial fiscal year

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 11

Large-Cap Value Fund |	Value stocks of larger companies
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Retail Class)—expense example
	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,120.00	$2.33
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

† “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡ “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retail Class	10/1/2002

		Net assets (3/31/2005)	$166.89 million
Large: over $5 billion	80.72
Middle: $1 billion–$5 billion	15.51
Small: under $1 billion	3.77

Total	100.00

12 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Mid-Cap Growth Fund |	Growth stocks of medium-sized companies
DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Growth Fund returned 13.61% for the Retail Share Class, topping the fund’s benchmark, the Russell Midcap® Growth Index, which returned 12.04%, and the 9.60% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid-cap stocks lead the market

Mid-cap stocks strongly outperformed other cap sizes during the period. The Russell Midcap Index, which measures mid-cap stocks in both the growth and value categories, returned 13.37%, versus 8.00% for small caps, as measured by the Russell 2000® Index, and 7.71% for large caps, as measured by the Russell 1000® Index.

     Among mid caps, the 12.04% gain of growth stocks lagged the 14.34% rise of value stocks. Both of these returns were ahead of the 7.73% advance of the broader U.S. stock market, as measured by the Russell 3000® Index.

Stock selections top the benchmark

The fund added value beyond the benchmark’s strong return because of numerous successful stock choices. The largest positive contributions to relative performance came from positions in several stocks not included in the benchmark, including agricultural-supply giant Monsanto, the fund’s top-performing stock; energy company EOG Resources; and investment bank Greenhill & Co. Also adding value were overweight positions in several stocks that outperformed the benchmark, including Triad Hospitals and financial services firm Legg Mason.

     These successful stock selections more than offset several detractors from relative performance that included holdings in pharmaceutical company Gilead Sciences and St. Jude Medical, two stocks not listed in the benchmark, and an overweight position in medical-implant-maker Biomet. A smaller-than-benchmark weighting in Apple Computer, which performed well during the period, also detracted slightly from returns.

     The fund invested 0.18% of its total invested assets in foreign securities as of March 31, 2005.

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 13

Mid-Cap Growth Fund |	Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest U.S. equity securities in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TCMGX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Growth Fund
Retail Class	9.53%	26.97%	13.61%	81.73%
Benchmark:
Russell Midcap Growth Index[2]	8.31	25.61	12.04	76.89
Peer group:
Morningstar Mid-Cap Growth	5.20	19.48	9.60	56.56

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

1 Inception date: October 1, 2002

2 Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

14 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,173 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.34%, for the quarter ended June 30, 2003
Worst quarter: –4.30%, for the quarter ended September 30, 2004

*	Partial fiscal year

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 15

Mid-Cap Growth Fund |	Growth stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Retail Class)—expense example
	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,136.10	$2.35
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

† “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡ “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retail Class	10/1/2002
		Net assets (3/31/2005)	$53.50 million
Large: over $5 billion	62.52
Middle: $1 billion–$5 billion	31.13
Small: under $1 billion	6.35

Total	100.00

16 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Mid-Cap Value Fund |	Value stocks of medium-sized companies
DISCUSSION

Performance in the six months
ended March 31, 2005

The Mid-Cap Value Fund returned 17.04% for the Retail Share Class, outpacing the fund’s benchmark, the Russell Midcap® Value Index, which returned 14.34%, and the 10.81% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Value stocks continue to shine

In the six-month period ended March 31, 2005, investors demonstrated a strong preference for value stocks over growth issues. The Rus-sell 3000® Value Index, which measures the performance of value stocks of all sizes, surged 10.32%, versus a 4.92% return for the Russell 3000 Growth Index. The difference was less pronounced among mid-cap stocks; the return of the Russell Mid-cap Value Index was less than three percentage points above the 12.04% advance of its growth counterpart, the Russell Midcap Growth Index.

     Within the value category, mid-cap stocks fared best, outpacing both the small-cap Russell 2000® Value Index and the predominantly large-cap Russell 1000® Value Index, which returned 8.70% and 10.48%, respectively. Virtually all of the gains of mid-cap value stocks and of the broader market occurred in the fourth quarter of 2004, when a global stock market rally sent the Russell 3000 Index, which measures the U.S. market, climbing 10.16%.

Stock selections fuel returns

The fund’s return for the six-month period topped the benchmark’s because of numerous successful stock choices. Significant contributions to relative performance came from building materials maker USG and Great Wolf Resorts, two stocks not in the benchmark. Both enjoyed strong advances during the period. Overweight positions in a number of stocks included in the benchmark also boosted performance. Among these were WellPoint, a health-care conglomerate; Nalco Holding Co., a wastewater chemicals treatment manufacturer; and Kerr-McGee, an energy company.

     The positive effect of these holdings on results more than offset lower relative returns from the lack of any holdings in Apple Computer, which posted strong gains during the period. Also hindering fund performance were larger-than-benchmark positions in several underperforming companies that included Lear Corp., an auto-parts maker, and Sanmina SCI, an electronics manufacturer.

     The fund invested 6.14% of its total invested assets in foreign securities as of March 31, 2005.

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 17

Mid-Cap Value Fund |	Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest U.S. equity securities in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2005			Ticker symbol: TCMVX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Mid-Cap Value Fund
Retail Class	19.13%	30.56%	17.04%	94.84%
Benchmark:
Russell Midcap Value Index[2]	18.34	27.68	14.34	84.29
Peer group:
Morningstar Mid-Cap Value	12.39	23.46	10.81	69.92

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

18 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,484 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.58%, for the quarter ended June 30, 2003
Worst quarter: –3.88%, for the quarter ended March 31, 2003

* Partial fiscal year

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 19

Mid-Cap Value Fund |	Value stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Retail Class)—expense example
	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,170.40	$2.39
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

† “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡ “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retail Class	10/1/2002
		Net assets (3/31/2005)	$70.92 million
Large: over $5 billion	57.26
Middle: $1 billion–$5 billion	35.61
Small: under $1 billion	7.13

Total	100.00

20 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Small-Cap Equity Fund |	Stocks of smaller companies
DISCUSSION

Performance in the six months
ended March 31, 2005

The Small-Cap Equity Fund returned 7.91% for the Retail Share Class, closely tracking the 8.00% return of its benchmark, the Russell 2000® Index. The average return of similar funds was 9.67%, as measured by the Morningstar Small Blend category.

Small caps surrender their lead

After outpacing large- and mid-cap stocks during the fourth quarter of 2004, small-cap stocks trailed both cap sizes during the first quarter of 2005. For the six-month period, small caps maintained an edge over the 7.71% return of large-cap stocks but trailed the 13.37% gain of mid caps.

     During the fourth quarter of 2004, the markets shook off domestic and geopolitical worries, and investor confidence pushed the small-cap Russell 2000 to a 14.09% gain. Growth stocks topped value issues in the small-cap category, 15.08% to 13.20%, reversing the trend for the year ended September 30, 2004, when value beat growth, 25.66% to 11.92%.

     In the first quarter of 2005, small caps dropped 5.34%—their worst three-month return since the 21.40% plunge during the third quarter of 2002. Mid caps, down only 0.25%, and large caps, which dipped 1.91%, fared better.

Effects of individual stock selections

The fund continued its use of proprietary mathematical models to evaluate and choose small-cap stocks that appeared to be attractively priced. Performance relative to that of the benchmark was reduced by several overweight stocks that failed to perform as anticipated.

     These included DHB Industries, a manufacturer of flak jackets and body armor; mortgage finance company New Century Financial Corporation; Krispy Kreme; and holding company R&G Financial.

     Underweight holdings in several stocks that outpaced the benchmark, including casino entertainment company Boyd Gaming and chemical production company Crompton, also hurt performance.

     These detractors were partly offset by overweight holdings in many stocks that outperformed the benchmark, including Goodyear Tire & Rubber, packaging product manufacturer Crown Holdings, network storage producer Emulex and Cal Dive International, a provider of subsea construction and maintenance services. Underweight holdings did not meaningfully improve performance relative to the benchmark’s.

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 21

Small-Cap Equity Fund |	Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. equity securities in the Russell 3000® Index, based on market capitalization. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TCSEX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Small-Cap Equity Fund
Retail Class	6.18%	26.01%	7.91%	78.30%
Benchmark:
Russell 2000 Index[2]	5.41	25.10	8.00	75.10
Peer group:
Morningstar Small Blend	9.02	24.20	9.67	72.69

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

22 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,830 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 23.49%, for the quarter ended June 30, 2003
Worst quarter: –5.60%, for the quarter ended March 31, 2005

*	Partial fiscal year

2005 Semiannual Report Retail Class• TIAA-CREF Institutional Mutual Funds	| 23

Small-Cap Equity Fund |	Stocks of smaller companies
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

Small-Cap Equity Fund (Retail Class)—expense example

Starting fund value

Ending fund value

Expenses paid†

(10/1/04)

(3/31/05)

(10/1/04–3/31/05)

Actual return

$1,000.00

$1,079.10

$1.56

5% annual hypothetical return

1,000.00

1,023.48

‡

1.52

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-months expense ratio for that period is 0.30%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡	“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retail Class	10/1/2002
		Net assets (3/31/2005)	$65.54 million
Large: over $5 billion	0.18
Middle: $1 billion–$5 billion	48.51
Small: under $1 billion	51.31

Total	100.00

24 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Classs

Real Estate Securities Fund |	Real estate securities
DISCUSSION

Performance in the six months
ended March 31, 2005

The Real Estate Securities Fund returned 9.08% for the Retail Share Class, topping the 8.98% return of the fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, and the 8.18% average return of similar funds, as measured by the Morningstar Specialty Real Estate category.

First-quarter correction tames REITs

Most of the gains for real estate investment trusts (REITs) occurred in the fourth quarter of 2004. Demand for REITs was coming largely from yield-oriented investors seeking alternatives to lower-yielding bonds. During the quarter, the Dow Jones Wilshire Real Estate Securities Index surged 16.46%—well ahead of the 10.16% return of the broad domestic stock market, as measured by the Russell 3000® Index.

     REITs stumbled in the first quarter of 2005. The benchmark lost 6.43%, versus a 2.20% drop in the Russell 3000. The REIT market was ripe for a correction after two years of returns that were far above their historical average. Weaker demand for REITs contributed to the downturn, with many yield-oriented investors rotating back to bonds as long-term interest rates rose.

Sector weights boost fund’s return

For the six-month period, the fund beat the benchmark by overweighting hotels and underweighting the apartment, office and retail sectors.

     The hotel sector benefited from increased travel combined with a limited new supply of hotel rooms. Apartments lagged because employment growth—a key driver of demand in this sector—was tepid, and because low mortgage rates prompted many renters to become homeowners. The office sector was hurt by diminished cash flows as five-year leases expired in a rental market that was less robust than it had been when the expiring leases were written.

     The retail sector boasted strong fundamentals but appeared overval-ued. During the period, the fund sold select retail holdings that had reached the price thresholds we had set for them. Trimming the portfolio’s exposure to retail proved beneficial as the sector sold off.

     Throughout the period, the fund’s portfolio remained broadly diversified among ten real estate sectors and across three cap sizes. As of March 31, 2005, the fund was positioned somewhat less defensively than it had been six months earlier, reflecting our view that valuations had become more realistic, while fundamentals in real estate remained sound.

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 25

Real Estate Securities Fund |	Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TCREX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Real Estate Securities Fund
Retail Class	10.59%	26.31%	9.08%	79.36%
Benchmark:
Dow Jones Wilshire
Real Estate Securities Index	12.51	25.06	8.98	74.97
Peer group:
Morningstar Specialty Real Estate	10.14	23.75	8.18	70.88

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

1 Inception date: October 1, 2002

26 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,936 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 17.12%, for the quarter ended December 31, 2004
Worst quarter: –6.86%, for the quarter ended March 31, 2005

*	Partial fiscal year

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 27

Real Estate Securities Fund |	Real estate securities
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Retail Class)—expense example
	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,090.80	$2.30
5% annual hypothetical return	1,000.00	1,022.77 ‡	2.23

† “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.45%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡ “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2005	net assets	Retail Class	10/1/2002
		Net assets (3/31/2005)	$133.56 million
Large: over $5 billion	27.17
Middle: $1 billion–$5 billion	32.25
Small: under $1 billion	40.58

Total	100.00

28 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Inflation-Linked Bond Fund |	Inflation-protected bonds
DISCUSSION

Performance in the six months
ended March 31, 2005

The Inflation-Linked Bond Fund returned 2.24% for the Retail Share Class, topping the 2.18% return of its benchmark, the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index.

TIPS continue to outperform

During the period, returns on an annualized basis for inflation-linked bonds declined from 7.52% for the year ended September 30, 2004. Nevertheless, the real (above-inflation) returns provided by TIPS attracted investors seeking to counter the effects of falling bond prices on returns. The TIPS index far surpassed the 0.47% gain of the Lehman Brothers U.S. Aggregate Index, which tracks a broad range of government, corporate and mortgage-backed securities.

     The six-month period saw the economy strengthen from growth in retail sales, industrial production and employment. However, inflation rose as oil prices reached a high of $58.72 a barrel in mid-March. The Consumer Price Index for All Urban Consumers (CPI-U) jumped a seasonally adjusted 0.4% in February. In March, the increase was 0.6%—the largest gain in five months.

     Having raised short-term interest rates by 0.25% three times in mid-2004, the Federal Reserve increased them by the same amount another four times during the period, to 2.75%. Moreover, the Fed expressed concern that higher inflation, although not an immediate threat, could require near-term action. This announcement raised the possibility of larger rate hikes. Concerned that bond prices (which normally move in inverse relation to interest rates) would fall more precipitously, investors began moving from bonds to cash. For the week ended March 30, AMG Data Services reported net outflows of $1.1 billion from taxable bond funds.

In pursuit of relative value

We sought relative value among infla-tion-linked securities in an environment of volatile energy prices, rising short-term rates and uncertainty about inflation. In some instances, the fund was able to improve relative performance by buying bonds in the marketplace, rather than at auction. During part of the period, the fund benefited from a duration slightly above that of the benchmark.

     As of March 31, 2005, however, the fund’s and the benchmark’s duration was 8.7 years. At most times, we kept the fund’s duration—a measure of sensitivity to interest-rate changes—similar to the benchmark’s to reduce the risk that the fund would underperform its benchmark.

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 29

Inflation-Linked Bond Fund |	Inflation-protected bonds

Investment objective

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to the risks of inflation-indexed bonds and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Lehman Brothers U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. You cannot invest directly in this index.

Performance as of March 31, 2005			Ticker symbol: TCILX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Inflation-Linked Bond Fund
Retail Class	2.63%	6.43%	2.24%	16.88%
Benchmark:
Lehman Brothers U.S. Treasury
Inflation-Protected Securities Index	2.81	6.77	2.18	17.80

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

1 Inception date: October 1, 2002

30 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $11,688 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 5.15%, for the quarter ended March 31, 2004
Worst quarter: –3.19%, for the quarter ended June 30, 2004

*	Partial fiscal year

2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 31

Inflation-Linked Bond Fund |	Inflation-protected bonds
PERFORMANCE

Fund expenses—six months ended March 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2004, and held for six months until March 31, 2005. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Inflation-Linked Bond Fund (Retail Class)—expense example
	Starting fund value	Ending fund value	Expenses paid†
	(10/1/04)	(3/31/05)	(10/1/04–3/31/05)

Actual return	$1,000.00	$1,022.40	$1.52
5% annual hypothetical return	1,000.00	1,023.48 ‡	1.52

† “Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.30%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡ “Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio composition by maturity		Fund facts
(as of 3/31/2005)
		Inception date
	Percent of	Retail Class	10/1/2002
	net assets	Net assets (3/31/2005)	$63.49 million

1–10-Year Bonds	70.4
Over-20-Year Bonds	29.1
Cash or Cash Equivalents	0.5

Total	100.00

32 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$2,559,631	0.57%

	APPAREL AND ACCESSORY STORES		1,105,104	0.25

	APPAREL AND OTHER TEXTILE PRODUCTS		3,079,544	0.68

	AUTO REPAIR, SERVICES, AND PARKING		1,752,885	0.39

	BUSINESS SERVICES
	Microsoft Corp	132,605	3,205,063	0.71
	Waste Management, Inc	147,192	4,246,489	0.94
	Other		5,709,272	1.27

			13,160,824	2.92

	CHEMICALS AND ALLIED PRODUCTS
	Du Pont (E.I.) de Nemours & Co	131,846	6,755,789	1.50
	Merck & Co, Inc	150,555	4,873,465	1.08
	Wyeth	154,696	6,525,077	1.45
	Other		8,824,896	1.96

			26,979,227	5.99

	COAL MINING		1,285,993	0.29

	COMMUNICATIONS
	BellSouth Corp	337,885	8,882,997	1.97
	SBC Communications, Inc	139,112	3,295,563	0.73
	Verizon Communications, Inc	179,917	6,387,054	1.42
	Viacom, Inc (Class B)	262,821	9,154,055	2.03
	Other		5,533,668	1.23

			33,253,337	7.38

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	323,532	14,267,761	3.17
	Citigroup, Inc	463,906	20,847,936	4.63
	Fifth Third Bancorp	127,900	5,497,142	1.22
	JPMorgan Chase & Co	317,737	10,993,700	2.44
	North Fork Bancorp, Inc	144,265	4,001,911	0.89
	Northern Trust Corp	144,259	6,266,611	1.39
	SunTrust Banks, Inc	56,043	4,039,019	0.89
	Wachovia Corp	81,609	4,154,714	0.92
	Wells Fargo & Co	51,713	3,092,437	0.69
	Other		5,522,889	1.23

			78,684,120	17.47

	EATING AND DRINKING PLACES
*	Brinker International, Inc	159,724	5,785,203	1.28

			5,785,203	1.28

	ELECTRIC, GAS, AND SANITARY SERVICES
*	CMS Energy Corp	256,296	3,342,100	0.74
	Dominion Resources, Inc	79,459	5,914,133	1.32
	PG&E Corp	128,349	4,376,701	0.97
	Other		12,300,446	2.73

			25,933,380	5.76

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 33

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Alstom	3,711,710	$3,183,789	0.71%
	General Electric Co	622,219	22,437,217	4.98
	Other		9,828,134	2.18

			35,449,140	7.87

	ENGINEERING AND MANAGEMENT SERVICES		674,993	0.15

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	50,504	4,521,623	1.00

			4,521,623	1.00

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Enterprises, Inc	206,922	4,246,039	0.94
	Molson Coors Brewing Co (Class B)	40,504	3,125,694	0.70

			7,371,733	1.64

	FOOD STORES
*	Kroger Co	254,532	4,080,148	0.90
	Other		74,120	0.02

			4,154,268	0.92

	GENERAL MERCHANDISE STORES		1,296,728	0.29

	HEALTH SERVICES		2,148,338	0.48

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Value Index Fund	52,396	3,448,181	0.76
	Other		5,984,386	1.33

			9,432,567	2.09

	HOTELS AND OTHER LODGING PLACES		3,218,124	0.71

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	411,884	9,036,735	2.01
	Other		3,606,481	0.80

			12,643,216	2.81

	INSTRUMENTS AND RELATED PRODUCTS
*	Boston Scientific Corp	119,386	3,496,816	0.78
	Raytheon Co	94,958	3,674,875	0.81

			7,171,691	1.59

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	178,303	5,423,977	1.20

			5,423,977	1.20

	INSURANCE CARRIERS
	American International Group, Inc	74,696	4,138,905	0.92
	St. Paul Travelers Cos, Inc	205,113	7,533,801	1.67
	Other		5,152,358	1.14

			16,825,064	3.73

34 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	LUMBER AND WOOD PRODUCTS
	Georgia-Pacific Corp	99,842	$3,543,393	0.79%

			3,543,393	0.79

	METAL MINING		247,458	0.05

	MISCELLANEOUS RETAIL
*	Sears Holdings Corp	51,002	6,791,936	1.51
	Other		1,369,482	0.30

			8,161,418	1.81

	MOTION PICTURES
*	Time Warner, Inc	553,584	9,715,399	2.16
	Other		2,903,949	0.64

			12,619,348	2.80

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	92,577	5,040,818	1.12
	Other		2,902,081	0.64

			7,942,899	1.76

	OIL AND GAS EXTRACTION
	Devon Energy Corp	78,400	3,743,600	0.83
	Other		10,364,547	2.30

			14,108,147	3.13

	PAPER AND ALLIED PRODUCTS
	International Paper Co	102,594	3,774,433	0.84
	Other		1,457,274	0.32

			5,231,707	1.16

	PETROLEUM AND COAL PRODUCTS
	ChevronTexaco Corp	105,576	6,156,136	1.37
	ConocoPhillips	45,675	4,925,592	1.09
	ExxonMobil Corp	475,443	28,336,403	6.29

			39,418,131	8.75

	PRINTING AND PUBLISHING		1,429,579	0.32

	RAILROAD TRANSPORTATION		1,886,578	0.42

	REAL ESTATE		80,197	0.02

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	161,456	9,243,356	2.05
	Other		2,893,402	0.64

			12,136,758	2.69

	STONE, CLAY, AND GLASS PRODUCTS		77,388	0.02

	TOBACCO PRODUCTS
	Altria Group, Inc	244,018	15,956,337	3.54

			15,956,337	3.54

	TRANSPORTATION BY AIR		1,919,194	0.43

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 35

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

TRANSPORTATION EQUIPMENT
Honeywell International, Inc		173,470	$6,454,819	1.44%
Northrop Grumman Corp		66,158	3,571,209	0.79
Other			6,581,527	1.46

			16,607,555	3.69

WHOLESALE TRADE-NONDURABLE GOODS
AmerisourceBergen Corp		69,972	4,008,696	0.89

			4,008,696	0.89

	TOTAL COMMON STOCKS	(Cost $426,748,761)	449,285,493	99.73

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$3,260,000	3,259,759	0.72

			3,259,759	0.72

TOTAL SHORT-TERM INVESTMENTS		(Cost $3,260,000)	3,259,759	0.72

	TOTAL PORTFOLIO	(Cost $430,008,761)	452,545,252	100.45%
OTHER ASSETS AND LIABILITIES, NET			(2,022,470)	(0.45)

	NET ASSETS		$450,522,782	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

36 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES
	Station Casinos, Inc	19,750	$1,334,113	0.79%
	Other		1,044,323	0.61

			2,378,436	1.40

	APPAREL AND ACCESSORY STORES		2,890,398	1.71

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		368,285	0.22

	AUTO REPAIR, SERVICES, AND PARKING		838,449	0.50

	BUILDING MATERIALS AND GARDEN SUPPLIES		680,313	0.40

	BUSINESS SERVICES
	Adobe Systems, Inc	37,837	2,541,511	1.50
*	Juniper Networks, Inc	63,171	1,393,552	0.82
*	Mercury Interactive Corp	30,401	1,440,399	0.85
*	VeriSign, Inc	46,968	1,347,982	0.80
	Other		13,009,932	7.68

			19,733,376	11.65

	CHEMICALS AND ALLIED PRODUCTS
	Clorox Co	24,046	1,514,658	0.89
	Estee Lauder Cos (Class A)	34,917	1,570,567	0.93
*	Genzyme Corp	44,660	2,556,338	1.51
*	Sepracor, Inc	40,985	2,352,949	1.39
	Other		9,566,580	5.64

			17,561,092	10.36

	COAL MINING
	Consol Energy, Inc	30,268	1,423,201	0.84

			1,423,201	0.84

	COMMUNICATIONS
*	Avaya, Inc	128,888	1,505,412	0.89
	Global Payments, Inc	26,982	1,740,069	1.03
*	Nextel Partners, Inc (Class A)	59,551	1,307,740	0.77
*	NII Holdings, Inc (Class B)	24,677	1,418,927	0.84
*	Univision Communications, Inc (Class A)	52,293	1,447,993	0.86
*	XM Satellite Radio Holdings, Inc	42,074	1,325,331	0.78
	Other		497,916	0.29

			9,243,388	5.46

	DEPOSITORY INSTITUTIONS
	North Fork Bancorp, Inc	54,727	1,518,127	0.90
	Northern Trust Corp	37,635	1,634,864	0.96
	Other		531,318	0.31

			3,684,309	2.17

	EATING AND DRINKING PLACES
*	The Cheesecake Factory, Inc	40,737	1,444,127	0.85
	Other		2,495,018	1.48

			3,939,145	2.33

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 37

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EDUCATIONAL SERVICES		$1,254,804	0.74%

	ELECTRIC, GAS, AND SANITARY SERVICES		1,202,570	0.71

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	40,079	1,484,526	0.88
*	Comverse Technology, Inc	70,033	1,766,232	1.04
	National Semiconductor Corp	123,317	2,541,563	1.50
*	Novellus Systems, Inc	53,793	1,437,887	0.85
	Other		10,053,950	5.93

			17,284,158	10.20

	ENGINEERING AND MANAGEMENT SERVICES
*	Jacobs Engineering Group, Inc	27,732	1,439,845	0.85
	Moody’s Corp	26,150	2,114,489	1.25
	Quest Diagnostics, Inc	22,738	2,390,446	1.41
	Other		2,159,335	1.27

			8,104,115	4.78

	FABRICATED METAL PRODUCTS		183,698	0.11

	FOOD AND KINDRED PRODUCTS		1,767,674	1.04

	FOOD STORES		526,787	0.31

	FURNITURE AND FIXTURES		1,382,056	0.82

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	91,423	3,340,596	1.97
	Other		1,843,657	1.09

			5,184,253	3.06

	GENERAL BUILDING CONTRACTORS
*	NVR, Inc	1,682	1,320,370	0.78
	Other		475,797	0.28

			1,796,167	1.06

	GENERAL MERCHANDISE STORES
	Dollar General Corp	64,974	1,423,580	0.84

			1,423,580	0.84

	HEALTH SERVICES
*	Express Scripts, Inc	26,343	2,296,846	1.36
*	Triad Hospitals, Inc	42,749	2,141,725	1.26
	Other		2,035,494	1.20

			6,474,065	3.82

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell Midcap Growth Index Fund	45,400	3,764,114	2.22

			3,764,114	2.22

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	121,476	2,714,989	1.60
	Other		1,742,469	1.03

			4,457,458	2.63

38 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	60,767	$2,824,450	1.67%
*	Apple Computer, Inc	38,181	1,591,002	0.94
	Baker Hughes, Inc	65,122	2,897,278	1.71
	ITT Industries, Inc	22,045	1,989,341	1.17
*	Lexmark International, Inc	27,481	2,197,655	1.30
*	Network Appliance, Inc	54,701	1,513,030	0.89
	Other		4,321,830	2.55

			17,334,586	10.23

	INSTRUMENTS AND RELATED PRODUCTS
	Bard (C.R.), Inc	34,977	2,381,234	1.41
	Biomet, Inc	52,729	1,914,063	1.13
*	Fisher Scientific International, Inc	26,598	1,513,958	0.89
*	St. Jude Medical, Inc	52,700	1,897,200	1.12
	Other		1,463,502	0.86

			9,169,957	5.41

	INSURANCE AGENTS, BROKERS AND SERVICE		664,616	0.39

	INSURANCE CARRIERS
*	WellPoint, Inc	18,950	2,375,382	1.40
	Other		613,385	0.36

			2,988,767	1.76

	LEATHER AND LEATHER PRODUCTS		1,009,770	0.60

	METAL MINING		484,589	0.29

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,124,466	0.66

	MISCELLANEOUS RETAIL
*	Petco Animal Supplies, Inc	42,603	1,568,216	0.93

			1,568,216	0.93

	MOTION PICTURES		1,101,002	0.65

	OIL AND GAS EXTRACTION
	ENSCO International, Inc	38,959	1,467,196	0.87
	Other		2,481,160	1.46

			3,948,356	2.33

	PERSONAL SERVICES		1,090,006	0.64

	PRINTING AND PUBLISHING		605,238	0.36

	SECURITY AND COMMODITY BROKERS		3,839,768	2.27

	TRANSPORTATION BY AIR
	Southwest Airlines Co	98,747	1,406,157	0.83

			1,406,157	0.83

	TRANSPORTATION SERVICES		1,489,028	0.88

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 39

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

WATER TRANSPORTATION
Royal Caribbean Cruises Ltd		47,193	$2,109,055	1.24%

			2,109,055	1.24

WHOLESALE TRADE-DURABLE GOODS			499,500	0.29

	TOTAL COMMON STOCKS	(Cost $149,992,754)	167,978,968	99.14

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$11,910,000	11,909,120	7.03

			11,909,120	7.03

TOTAL SHORT-TERM INVESTMENTS		(Cost $11,910,000)	11,909,120	7.03

	TOTAL PORTFOLIO	(Cost $161,902,754)	179,888,088	106.17%
OTHER ASSETS AND LIABILITIES, NET			(10,452,616)	(6.17)

	NET ASSETS		$169,435,472	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

40 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES
*	Caesars Entertainment, Inc	84,000	$1,662,360	0.58%
	Other		704,000	0.25

			2,366,360	0.83

	APPAREL AND ACCESSORY STORES		1,312,770	0.46

	APPAREL AND OTHER TEXTILE PRODUCTS		1,440,070	0.50

	AUTO REPAIR, SERVICES AND PARKING
	Lear Corp	50,000	2,218,000	0.77

	BUILDING MATERIALS AND GARDEN SUPPLIES		1,005,600	0.35

	BUSINESS SERVICES		3,210,620	1.12

	CHEMICALS AND ALLIED PRODUCTS
	Akzo Nobel NV (Spon ADR)	43,500	2,000,130	0.70
	Monsanto Co	30,000	1,935,000	0.67
	Waste Management, Inc	75,000	2,163,750	0.76
	Other		14,970,243	5.22

			21,069,123	7.35

	COAL MINING		2,412,104	0.84

	COMMUNICATIONS
	Clear Channel Communications, Inc	55,000	1,895,850	0.66
*	Entercom Communications Corp	54,000	1,918,080	0.67
*	UnitedGlobalcom, Inc (Class A)	175,000	1,655,500	0.58
	Other		4,026,415	1.40

			9,495,845	3.31

	DEPOSITORY INSTITUTIONS
	Hibernia Corp (Class A)	65,000	2,080,650	0.73
	Marshall & Ilsley Corp	60,000	2,505,000	0.87
	North Fork Bancorp, Inc	115,000	3,190,100	1.11
	Northern Trust Corp	40,000	1,737,600	0.61
	Other		11,600,373	4.05

			21,113,723	7.37

	EATING AND DRINKING PLACES
*	Brinker International, Inc	55,000	1,992,100	0.70
	Other		779,900	0.27

			2,772,000	0.97

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	90,000	1,859,400	0.65
	FirstEnergy Corp	55,000	2,307,250	0.81
	FPL Group, Inc	45,000	1,806,750	0.63
	PG&E Corp	60,000	2,046,000	0.71
	PPL Corp	40,000	2,159,600	0.75
	Public Service Enterprise Group, Inc	45,000	2,447,550	0.86
	TXU Corp	23,000	1,831,490	0.64
	Other		16,714,470	5.83

			31,172,510	10.88

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 41

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Nortel Networks Corp (U.S.)	800,000	$2,184,000	0.76%
	Other		7,595,340	2.65

			9,779,340	3.41

	ENGINEERING AND MANAGEMENT SERVICES
*	Accenture Ltd (Class A)	70,000	1,690,500	0.59
	Other		438,500	0.15

			2,129,000	0.74

	FOOD AND KINDRED PRODUCTS
*	Constellation Brands, Inc (Class A)	40,000	2,114,800	0.74
	Other		6,255,460	2.18

			8,370,260	2.92

	FOOD STORES		2,440,300	0.85

	FURNITURE AND FIXTURES		438,800	0.15

	FURNITURE AND HOMEFURNISHINGS STORES		1,786,320	0.62

	GENERAL BUILDING CONTRACTORS		957,190	0.33

	GENERAL MERCHANDISE STORES
	J.C. Penney Co, Inc	33,000	1,713,360	0.60
	Other		1,774,076	0.62

			3,487,436	1.22

	HEALTH SERVICES		1,254,320	0.44

	HEAVY CONSTRUCTION, EXCEPT BUILDING		1,260,756	0.44

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell Midcap Value Index Fund	118,056	13,324,981	4.65
	iStar Financial, Inc	37,600	1,548,368	0.54
	Other		20,515,119	7.16

			35,388,468	12.35

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	35,000	1,717,617	0.60
	Other		2,847,943	0.99

			4,565,560	1.59

42 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	45,000	$2,091,600	0.73%
	Deere & Co	35,000	2,349,550	0.82
	Eaton Corp	50,000	3,270,000	1.14
*	Xerox Corp	110,000	1,666,500	0.58
	Other		3,650,727	1.28

			13,028,377	4.55

	INSTRUMENTS AND RELATED PRODUCTS
	Raytheon Co	40,000	1,548,000	0.54
	Other		1,302,000	0.45

			2,850,000	0.99

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	55,000	1,673,100	0.58
	Other		1,142,000	0.40

			2,815,100	0.98

	INSURANCE CARRIERS
	Aspen Insurance Holdings Ltd	68,900	1,736,969	0.61
	Genworth Financial, Inc	126,600	3,484,032	1.22
*	Pacificare Health Systems, Inc	50,000	2,846,000	0.99
	Safeco Corp	35,000	1,704,850	0.59
	St. Paul Travelers Cos, Inc	60,000	2,203,800	0.77
*	WellPoint, Inc	24,500	3,071,075	1.07
	Other		10,366,905	3.62

			25,413,631	8.87

	LUMBER AND WOOD PRODUCTS
	Georgia-Pacific Corp	100,000	3,549,000	1.24

			3,549,000	1.24

	METAL MINING		2,430,794	0.85

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,992,600	0.70

	MISCELLANEOUS RETAIL
*	Marvel Enterprises, Inc	80,000	1,600,000	0.56
*	Sears Holdings Corp	12,312	1,639,589	0.57
	Other		1,600,620	0.56

			4,840,209	1.69

	MOTION PICTURES		607,750	0.21

	NONMETALLIC MINERALS, EXCEPT FUELS		397,810	0.14

	OIL AND GAS EXTRACTION
	Kerr-McGee Corp	35,000	2,741,550	0.96
	Marathon Oil Corp	35,000	1,642,200	0.57
	Noble Energy, Inc	38,000	2,584,760	0.90
	Other		2,059,112	0.72

			9,027,622	3.15

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 43

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

PAPER AND ALLIED PRODUCTS			$3,199,180	1.12%

PERSONAL SERVICES			598,400	0.21

PETROLEUM AND COAL PRODUCTS
Valero Energy Corp		25,000	1,831,750	0.64
Other			933,975	0.33

			2,765,725	0.97

PRIMARY METAL INDUSTRIES			3,209,230	1.12

PRINTING AND PUBLISHING			2,332,660	0.81

RAILROAD TRANSPORTATION
Norfolk Southern Corp		45,000	1,667,250	0.58
Other			1,041,250	0.37

			2,708,500	0.95

SECURITY AND COMMODITY BROKERS			3,801,050	1.33

STONE, CLAY, AND GLASS PRODUCTS			1,857,210	0.65

TOBACCO PRODUCTS
Reynolds American, Inc		32,000	2,578,880	0.90
Other			1,489,500	0.52

			4,068,380	1.42

TRANSPORTATION BY AIR			982,280	0.34

TRANSPORTATION EQUIPMENT			8,126,540	2.84

TRANSPORTATION SERVICES			939,000	0.33

WATER TRANSPORTATION			2,226,156	0.78

WHOLESALE TRADE-NONDURABLE GOODS
AmerisourceBergen Corp		32,000	1,833,280	0.64
Other			833,750	0.29

			2,667,030	0.93

	TOTAL COMMON STOCKS	(Cost $251,889,589)	277,880,709	96.98

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$19,130,000	19,128,586	6.68

			19,128,586	6.68

TOTAL SHORT-TERM INVESTMENTS		(Cost $19,130,000)	19,128,586	6.68

	TOTAL PORTFOLIO	(Cost $271,019,589)	297,009,295	103.66%
OTHER ASSETS AND LIABILITIES, NET			(10,481,408)	(3.66)

	NET ASSETS		$286,527,887	100.00%

44 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 45

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$47,430	0.02%

	AGRICULTURAL PRODUCTION-LIVESTOCK		193,140	0.06

	AMUSEMENT AND RECREATION SERVICES
*	Argosy Gaming Co	22,700	1,042,384	0.34
	Other		1,967,672	0.64

			3,010,056	0.98

	APPAREL AND ACCESSORY STORES		4,345,631	1.41

	APPAREL AND OTHER TEXTILE PRODUCTS
	Kellwood Co	40,100	1,154,479	0.38
	Oxford Industries, Inc	25,500	933,045	0.30
	Other		1,176,503	0.38

			3,264,027	1.06

	AUTO REPAIR, SERVICES AND PARKING		540,662	0.18

	AUTOMOTIVE DEALERS AND SERVICE STATIONS
	Sonic Automotive, Inc	46,700	1,060,557	0.34
	Other		1,032,894	0.34

			2,093,451	0.68

	BUILDING MATERIALS AND GARDEN SUPPLIES		750,425	0.24

	BUSINESS SERVICES
*	Earthlink, Inc	109,896	989,064	0.32
*	Korn/Ferry International	60,300	1,147,509	0.37
*	MPS Group, Inc	112,200	1,179,222	0.38
*	United Online, Inc	88,498	926,574	0.30
	Other		25,837,745	8.39

			30,080,114	9.76

	CHEMICALS AND ALLIED PRODUCTS
	Cytec Industries, Inc	25,700	1,394,225	0.45
*	FMC Corp	29,005	1,550,317	0.50
	Georgia Gulf Corp	25,534	1,174,053	0.38
	Other		14,871,884	4.83

			18,990,479	6.16

	COMMUNICATIONS		4,759,381	1.54

	DEPOSITORY INSTITUTIONS
	Downey Financial Corp	16,700	1,027,551	0.33
	First Bancorp (Puerto Rico)	22,700	959,075	0.31
	First Midwest Bancorp, Inc	31,290	1,016,299	0.33
	R & G Financial Corp (Class B)	40,000	1,246,800	0.41
	Trustmark Corp	34,981	1,014,449	0.33
	Other		22,944,840	7.45

			28,209,014	9.16

46 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EATING AND DRINKING PLACES
*	Jack In The Box, Inc	27,300	$1,012,830	0.33%
*	Krispy Kreme Doughnuts, Inc	121,215	924,871	0.30
	Other		4,556,530	1.48

			6,494,231	2.11

	EDUCATIONAL SERVICES		488,752	0.16

	ELECTRIC, GAS, AND SANITARY SERVICES
*	CMS Energy Corp	87,305	1,138,457	0.37
	Energen Corp	22,853	1,522,010	0.49
	Other		9,050,942	2.94

			11,711,409	3.80

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Varian Semiconductor Equipment Associates, Inc	27,100	1,030,071	0.34
	Other		16,796,718	5.45

			17,826,789	5.79

	ENGINEERING AND MANAGEMENT SERVICES		5,516,545	1.79

	FABRICATED METAL PRODUCTS
	Commercial Metals Co	28,108	952,580	0.31
	Other		2,602,587	0.84

			3,555,167	1.15

	FOOD AND KINDRED PRODUCTS		3,009,593	0.98

	FOOD STORES		461,835	0.15

	FURNITURE AND FIXTURES		1,408,857	0.46

	FURNITURE AND HOMEFURNISHINGS STORES		1,844,888	0.60

	GENERAL BUILDING CONTRACTORS		2,668,312	0.87

	GENERAL MERCHANDISE STORES		745,168	0.24

	HEALTH SERVICES
*	Pediatrix Medical Group, Inc	14,550	997,984	0.32
	Other		5,592,796	1.82

			6,590,780	2.14

	HEAVY CONSTRUCTION, EXCEPT BUILDING		339,992	0.11

	HOLDING AND OTHER INVESTMENT OFFICES
	American Home Mortgage Investment Corp	47,037	1,347,140	0.44
	Cousins Properties, Inc	47,900	1,239,173	0.40
	IMPAC Mortgage Holdings, Inc	74,625	1,431,308	0.46
	New Century Financial Corp	31,311	1,465,981	0.48
	Newcastle Investment Corp	35,400	1,047,840	0.34
	Oriental Financial Group, Inc	48,665	1,139,734	0.37
	Saxon Capital, Inc	75,302	1,295,194	0.42
	Other		14,913,636	4.84

			23,880,006	7.75

	HOTELS AND OTHER LODGING PLACES		1,511,321	0.49

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 47

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Kennametal, Inc	26,400	$1,253,736	0.41%
*	Terex Corp	32,800	1,420,240	0.46
	York International Corp	27,100	1,061,778	0.34
	Other		11,583,989	3.76

			15,319,743	4.97

	INSTRUMENTS AND RELATED PRODUCTS		18,551,334	6.02

	INSURANCE AGENTS, BROKERS AND SERVICE		401,768	0.13

	INSURANCE CARRIERS		10,116,356	3.28

	JUSTICE, PUBLIC ORDER AND SAFETY		60,018	0.02

	LEATHER AND LEATHER PRODUCTS		789,676	0.26

	LEGAL SERVICES		84,600	0.03

	LOCAL AND INTERURBAN PASSENGER TRANSIT		582,400	0.19

	LUMBER AND WOOD PRODUCTS		159,146	0.05

	METAL MINING		476,855	0.15

	MISCELLANEOUS MANUFACTURING INDUSTRIES		2,560,121	0.83

	MISCELLANEOUS RETAIL
*	Zale Corp	36,740	1,091,913	0.36
	Other		1,891,425	0.61

			2,983,338	0.97

	MOTION PICTURES		1,054,409	0.34

	NONDEPOSITORY INSTITUTIONS		2,270,279	0.74

	NONMETALLIC MINERALS, EXCEPT FUELS		96,710	0.03

	OIL AND GAS EXTRACTION
*	Houston Exploration Co	25,500	1,452,225	0.47
	Other		11,087,239	3.60

			12,539,464	4.07

	PAPER AND ALLIED PRODUCTS		1,106,162	0.36

	PERSONAL SERVICES		1,113,925	0.36

	PETROLEUM AND COAL PRODUCTS
*	Tesoro Corp	57,900	2,143,458	0.69
	Other		732,774	0.24

			2,876,232	0.93

	PRIMARY METAL INDUSTRIES
*	Maverick Tube Corp	34,100	1,108,591	0.36
	Mueller Industries, Inc	35,300	993,695	0.32
*	Oregon Steel Mills, Inc	50,330	1,157,590	0.38
	Steel Dynamics, Inc	32,594	1,122,863	0.36
	Steel Technologies, Inc	43,546	1,044,669	0.34

48 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PRIMARY METAL INDUSTRIES—(continued)
	Texas Industries, Inc	19,000	$1,021,250	0.33%
	Other		4,339,663	1.41

			10,788,321	3.50

	PRINTING AND PUBLISHING		4,632,821	1.50

	RAILROAD TRANSPORTATION		350,235	0.11

	REAL ESTATE
*	Jones Lang LaSalle, Inc	29,400	1,371,510	0.45
	Other		1,053,919	0.34

			2,425,429	0.79

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		2,413,399	0.78

	SECURITY AND COMMODITY BROKERS		1,231,431	0.40

	SOCIAL SERVICES		430,130	0.14

	SPECIAL TRADE CONTRACTORS		1,218,691	0.40

	STONE, CLAY, AND GLASS PRODUCTS		871,408	0.28

	TOBACCO PRODUCTS		279,197	0.09

	TRANSPORTATION BY AIR		1,663,678	0.54

	TRANSPORTATION EQUIPMENT
	ArvinMeritor, Inc	85,200	1,318,044	0.43
	Monaco Coach Corp	68,700	1,109,505	0.36
	Other		3,042,344	0.99

			5,469,893	1.78

	TRANSPORTATION SERVICES		1,044,421	0.34

	TRUCKING AND WAREHOUSING
	Arkansas Best Corp	24,261	916,581	0.30
	Overnite Corp	34,464	1,102,503	0.36
	Other		1,838,821	0.59

			3,857,905	1.25

	WATER TRANSPORTATION
	Overseas Shipholding Group, Inc	23,100	1,453,221	0.47
	Other		235,368	0.08

			1,688,589	0.55

	WHOLESALE TRADE-DURABLE GOODS
*	Brightpoint, Inc	50,784	951,184	0.31
	Other		6,476,938	2.10

			7,428,122	2.41

	WHOLESALE TRADE-NONDURABLE GOODS		4,163,339	1.35

	TOTAL COMMON STOCKS	(Cost $301,568,388)	307,437,000	99.78

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 49

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
ISSUER		PRINCIPAL	VALUE	ASSETS

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	$11,820,000	$11,819,127	3.83%

			11,819,127	3.83

TOTAL SHORT-TERM INVESTMENTS		(Cost $11,820,000)	11,819,127	3.83

	TOTAL PORTFOLIO	(Cost $313,388,388)	319,256,127	103.61%
	OTHER ASSETS AND LIABILITIES, NET		(11,126,428)	(3.61)

	NET ASSETS		$308,129,699	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

50 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2005

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

COMMON STOCKS
HOLDING AND OTHER INVESTMENT OFFICES
Affordable Residential Communities	640,000	$8,096,000	1.79%
Alexandria Real Estate Equities, Inc	127,973	8,238,902	1.82
Archstone-Smith Trust	325,000	11,085,750	2.45
Ashford Hospitality Trust, Inc	500,000	5,100,000	1.12
AvalonBay Communities, Inc	75,000	5,016,750	1.11
Bimini Mortgage Management, Inc (Class A)	725,000	10,041,250	2.22
Boston Properties, Inc	172,000	10,359,560	2.29
Catellus Development Corp	250,000	6,662,500	1.47
Centerpoint Properties Trust	115,000	4,715,000	1.04
Developers Diversified Realty Corp	150,000	5,962,500	1.32
Duke Realty Corp	275,000	8,208,750	1.81
ECC Capital Corp	1,400,000	8,400,000	1.85
Equity Residential	290,631	9,361,225	2.07
Feldman Mall Properties, Inc	400,000	4,844,000	1.07
General Growth Properties, Inc	330,000	11,253,000	2.48
GMH Communities Trust	539,519	6,317,767	1.39
Gramercy Capital	400,000	7,800,000	1.72
HomeBanc Corp	550,000	4,862,000	1.07
Host Marriott Corp	455,000	7,534,800	1.66
Innkeepers U.S.A. Trust	328,000	4,234,480	0.93
iStar Financial, Inc	100,000	4,118,000	0.91
Kimco Realty Corp	150,000	8,085,000	1.78
LaSalle Hotel Properties	289,000	8,395,450	1.85
Macerich Co	105,000	5,594,400	1.23
Mills Corp	125,000	6,612,500	1.46
Monmouth REIT (Class A)	820,000	6,921,620	1.53
Newcastle Investment Corp	255,000	7,548,000	1.67
Novastar Financial, Inc	233,312	8,401,565	1.85
Omega Healthcare Investors, Inc	400,000	4,392,000	0.97
Pan Pacific Retail Properties, Inc	75,000	4,256,250	0.94
Parkway Properties, Inc	100,000	4,670,000	1.03
Prologis	290,000	10,759,000	2.37
Reckson Associates Realty Corp	270,000	8,289,000	1.83
Regency Centers Corp	202,000	9,621,260	2.12
Simon Property Group, Inc	272,000	16,477,760	3.64
Sizeler Property Investors	715,000	8,479,900	1.87
Spirit Finance Corp	400,000	4,344,000	0.96
Strategic Hotel Capital, Inc	325,375	4,783,013	1.06
United Dominion Realty Trust, Inc	239,000	4,987,930	1.10
U-Store-It Trust	225,000	3,915,000	0.86
Ventas, Inc	180,000	4,492,800	0.99
Vornado Realty Trust	160,000	11,083,200	2.45
Other		87,306,407	19.26

		391,628,289	86.41

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 51

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2005	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	HOTELS AND OTHER LODGING PLACES
*	Fairmont Hotels & Resorts	155,000	$5,136,700	1.13%
	Hilton Hotels Corp	187,000	4,179,450	0.92
*	Jameson Inns, Inc	2,950,000	4,336,500	0.96
*	Lodgian, Inc	709,923	7,276,711	1.61
	Starwood Hotels & Resorts Worldwide, Inc	296,858	17,820,385	3.93
	Other		2,826,176	0.62

			41,575,922	9.17

	REAL ESTATE
*	Brookfield Properties Corp	100,000	3,850,000	0.85
*	CB Richard Ellis Group, Inc	165,000	5,773,350	1.28
	Thomas Properties Group, Inc	395,902	4,901,267	1.08

			14,524,617	3.21

	TOTAL COMMON STOCKS	(Cost $448,773,995)	447,728,828	98.79

	TOTAL PORTFOLIO	(Cost $448,773,995)	447,728,828	98.79%
	OTHER ASSETS AND LIABILITIES, NET		5,479,262	1.21

	NET ASSETS		$453,208,090	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investments limitations on industry concentration.

52 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Inflation-Linked Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2005

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	GOVERNMENT BONDS
	U.S. TREASURY SECURITIES
k	U.S. Treasury Inflation Indexed Bond	2.375%, 01/15/25	$29,291,456	$31,508,820	7.02%
k	U.S. Treasury Inflation Indexed Bond	3.625%, 04/15/28	30,281,922	39,820,728	8.88
k	U.S. Treasury Inflation Indexed Bond	3.875%, 04/15/29	34,746,130	47,803,031	10.65
k	U.S. Treasury Inflation Indexed Bond	3.375%, 04/15/32	8,261,317	10,968,220	2.44
k	U.S. Treasury Inflation Indexed Note	3.375%, 01/15/07	25,425,319	26,696,586	5.95
k	U.S. Treasury Inflation Indexed Note	3.625%, 01/15/08	29,667,450	31,918,024	7.11
k	U.S. Treasury Inflation Indexed Note	3.875%, 01/15/09	28,178,669	31,084,454	6.93
k	U.S. Treasury Inflation Indexed Note	4.250%, 01/15/10	19,664,287	22,392,707	4.99
k	U.S. Treasury Inflation Indexed Note	0.875%, 04/15/10	18,470,296	18,072,077	4.03
k	U.S. Treasury Inflation Indexed Note	3.500%, 01/15/11	18,296,829	20,438,107	4.56
k	U.S. Treasury Inflation Indexed Note	3.375%, 01/15/12	9,799,366	10,996,751	2.45
k	U.S. Treasury Inflation Indexed Note	3.000%, 07/15/12	37,182,923	40,912,743	9.12
k	U.S. Treasury Inflation Indexed Note	1.875%, 07/15/13	31,536,415	32,093,349	7.15
k	U.S. Treasury Inflation Indexed Note	2.000%, 01/15/14	32,956,943	33,729,454	7.52
k	U.S. Treasury Inflation Indexed Note	2.000%, 07/15/14	29,175,120	29,799,760	6.64
k	U.S. Treasury Inflation Indexed Note	1.625%, 01/15/15	15,249,362	15,025,350	3.35

				443,260,161	98.79

TOTAL GOVERNMENT BONDS			(Cost $434,860,649)	443,260,161	98.79

	SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	2.400%, 04/01/05	1,900,000	1,899,860	0.42

				1,899,860	0.42

TOTAL SHORT-TERM INVESTMENTS			(Cost $1,900,000)	1,899,860	0.42

		TOTAL PORTFOLIO	(Cost $436,760,649)	445,160,021	99.21%
OTHER ASSETS AND LIABILITIES, NET				3,536,112	0.79

		NET ASSETS		$448,696,133	100.00%

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 53

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2005

	Large-Cap	Mid-Cap	Mid-Cap	Small-Cap	Real Estate	Inflation-Linked
	Value Fund	Growth Fund	Value Fund	Equity Fund	Securities Fund	Bond Fund

ASSETS
Portfolio investments, at cost	$430,008,761	$161,902,754	$271,019,589	$313,388,388	$448,773,995	$436,760,649
Net unrealized appreciation (depreciation) of
portfolio investments	22,536,491	17,985,334	25,989,706	5,867,739	(1,045,167)	8,399,372

Portfolio investments, at value	452,545,252	179,888,088	297,009,295	319,256,127	447,728,828	445,160,021
Cash	1,414,022	583,307	4,787	24,623	—	36,048
Cash-foreign (cost of $559,214, $—, $235,802, $—,
$— and $—, respectively)	554,041	—	231,522	—	—	—
Receivable from securities transactions	9,139,436	1,902,949	766,135	12,120,663	19,859,451	5,948,834
Receivable from Fund shares sold	2,039,347	610,329	2,717,902	1,128,578	1,323,300	470,502
Dividends and investment receivable	680,036	622,195	375,708	243,767	2,184,034	3,163,047

Total assets	466,372,134	183,606,868	301,105,349	332,773,758	471,095,613	454,778,452

LIABILITIES
Accrued expenses	185,577	97,430	150,171	144,886	173,250	108,819
Due to custodian	—	—	—	—	5,816,937	—
Payable for securities transactions	15,555,835	14,059,966	14,377,914	24,489,963	11,770,072	5,947,890
Payable for Fund shares redeemed	107,940	14,000	49,377	9,210	127,264	25,610

Total liabilities	15,849,352	14,171,396	14,577,462	24,644,059	17,887,523	6,082,319

NET ASSETS	$450,522,782	$169,435,472	$286,527,887	$308,129,699	$453,208,090	$448,696,133

NET ASSETS CONSIST OF:
Paid-in-capital	$413,310,193	$148,971,474	$253,357,777	$284,344,697	$425,853,704	$438,035,338
Accumulated undistributed (distributions in excess of)
net investment income	1,615,910	17,994	798,468	476,693	2,162,032	(42,718)
Accumulated net realized gain on total investments	13,062,462	2,460,670	6,384,105	17,440,570	26,237,521	2,304,141
Accumulated net unrealized appreciation (depreciation)
on total investments	22,534,217	17,985,334	25,987,537	5,867,739	(1,045,167)	8,399,372

NET ASSETS	$450,522,782	$169,435,472	$286,527,887	$308,129,699	$453,208,090	$448,696,133

RETIREMENT CLASS:
Net assets	$134,757,953	$97,463,563	$192,012,075	$150,161,487	$116,493,446	—
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	9,701,263	6,289,338	11,909,660	10,318,748	8,787,016	—
Net asset value per share	$13.89	$15.50	$16.12	$14.55	$13.26	—

INSTITUTIONAL CLASS:
Net assets	$148,871,736	$18,473,341	$23,598,853	$92,432,120	$203,159,287	$385,206,418
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	10,755,242	1,185,000	1,462,437	6,310,504	15,491,489	35,999,859
Net asset value per share	$13.84	$15.59	$16.14	$14.65	$13.11	$10.70

RETAIL CLASS:
Net assets	$166,893,093	$53,498,568	$70,916,959	$65,536,092	$133,555,357	$63,489,715
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	12,238,311	3,451,523	4,439,809	4,524,098	10,289,353	6,026,192
Net asset value per share	$13.64	$15.50	$15.97	$14.49	$12.98	$10.54

54 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	| 55

Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2005

	Large-Cap	Mid-Cap	Mid-Cap	Small-Cap	Real Estate	Inflation-Linked
	Value Fund	Growth Fund	Value Fund	Equity Fund	Securities Fund	Bond Fund

INVESTMENT INCOME
Interest	$34,044	$7,893	$47,724	$97,990	$85,729	$6,890,924
Dividends	3,791,459	355,919	2,064,328	1,701,813	9,582,977	—
Foreign taxes withheld	—	—	(1,766)	(305)	(1,395)	—

Total income	3,825,503	363,812	2,110,286	1,799,498	9,667,311	6,890,924

EXPENSES
Investment management fees	127,226	56,942	84,495	106,321	185,608	226,623
Service Agreement Fees—Retirement Class	176,296	147,462	246,565	241,949	180,665	—
Service Agreement Fees—Institutional Class	12,009	922	1,904	11,508	35,063	64,463
Service Agreement Fees—Retail Class	254,614	84,151	93,517	62,639	215,949	66,466
Custody fees	15,903	7,068	10,458	21,704	18,716	25,179
Audit fees	9,541	4,241	6,274	11,623	11,228	15,108
Registration fees—Retirement Class	22,295	18,649	31,182	30,599	12,222	—
Registration fees—Institutional Class	901	235	484	2,980	8,914	6,446
Registration fees—Retail Class	10,030	3,315	3,685	2,285	8,507	4,800
Trustee fees and expenses	1,591	707	1,046	1,271	1,871	2,517

Total expenses before expense reimbursement	630,406	323,692	479,610	492,879	678,743	411,602
Less expenses reimbursed by the investment advisor
(see Note 2)	—	—	—	(11,000)	—	—

Net expenses	630,406	323,692	479,610	481,879	678,743	411,602

Net investment income	3,195,097	40,120	1,630,676	1,317,619	8,988,568	6,479,322

NET REALIZED AND UNREALIZED GAIN
ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	14,388,287	4,112,420	7,110,910	21,049,532	35,001,010	7,275,079
Foreign currency transactions	(952)	—	2,710	—	—	—

Net realized gain on total investments	14,387,335	4,112,420	7,113,620	21,049,532	35,001,010	7,275,079

Change in unrealized appreciation (depreciation) on:
Portfolio investments	9,972,048	13,193,831	20,146,222	(5,559,391)	(13,244,554)	(4,012,979)
Translation of assets (other than portfolio investments)
and liabilities denominated in foreign currencies	(2,274)	—	(2,169)	—	—	—

Net change in unrealized appreciation (depreciation) on
total investments	9,969,774	13,193,831	20,144,053	(5,559,391)	(13,244,554)	(4,012,979)

Net realized and unrealized gain on total investments	24,357,109	17,306,251	27,257,673	15,490,141	21,756,456	3,262,100

Net increase in net assets resulting from operations	$27,552,206	$17,346,371	$28,888,349	$16,807,760	$30,745,024	$9,741,422

56 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	| 57

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds

	Large-Cap Value Fund		Mid-Cap Growth Fund		Mid-Cap Value Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$3,195,097	$3,353,994	$40,120	$10,955	$1,630,676	$1,390,310
Net realized gain on total investments	14,387,335	21,028,960	4,112,420	5,508,129	7,113,620	7,259,993
Net change in unrealized appreciation
on total investments	9,969,774	3,610,107	13,193,831	136,264	20,144,053	3,768,101

Net increase from operations	27,552,206	27,993,061	17,346,371	5,655,348	28,888,349	12,418,404

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(1,097,233)	(112,625)	(11,097)	—	(1,286,451)	(144,631)
Institutional Class	(609,115)	(225,234)	(4,045)	(4,596)	(131,368)	(49,959)
Retail Class	(2,564,264)	(1,363,084)	(10,976)	(2,167)	(574,234)	(238,395)
From realized gains:
Retirement Class	(6,828,007)	(993,550)	(3,711,805)	(1,648,692)	(5,210,126)	(1,065,435)
Institutional Class	(2,612,883)	(854,856)	(200,800)	(84,429)	(339,829)	(168,323)
Retail Class	(10,253,950)	(4,261,173)	(2,178,840)	(1,246,794)	(2,013,759)	(589,346)

Total distributions	(23,965,452)	(7,810,522)	(6,117,563)	(2,986,678)	(9,555,767)	(2,256,089)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	64,149,507	55,984,806	16,313,815	48,185,844	86,991,790	70,476,629
Institutional Class	118,935,462	13,588,096	14,236,805	1,611,420	14,294,864	3,060,579
Retail Class	26,081,876	37,900,018	863,665	24,916,195	24,892,528	28,162,912

Net increase from shareholder transactions	209,166,845	107,472,920	31,414,285	74,713,459	126,179,182	101,700,120

Net increase in net assets	212,753,599	127,655,459	42,643,093	77,382,129	145,511,764	111,862,435

NET ASSETS
Beginning of period	237,769,183	110,113,724	126,792,379	49,410,250	141,016,123	29,153,688

End of period	$450,522,782	$237,769,183	$169,435,472	$126,792,379	$286,527,887	$141,016,123

Undistributed net investment
income included in net assets	$1,615,910	$2,691,425	$17,994	$3,992	$798,468	$1,159,845

58 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	| 59

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	concluded

	Small-Cap Equity Fund		Real Estate Securities Fund		Inflation-Linked Bond Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004	March 31, 2005	September 30, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,317,619	$1,393,553	$8,988,568	$10,174,671	$6,479,322	$16,003,974
Net realized gain on total investments	21,049,532	11,660,753	35,001,010	40,031,441	7,275,079	3,071,023
Net change in unrealized appreciation
(depreciation) on total investments	(5,559,391)	4,828,393	(13,244,554)	3,319,972	(4,012,979)	7,416,879
Net increase from payment by investment advisor
for investment transaction loss	—	93,506	—	—	—	—

Net increase (decrease) from operations	16,807,760	17,976,205	30,745,024	53,526,084	9,741,422	26,491,876

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(953,805)	(159,787)	(1,887,568)	(1,478,013)	—	—
Institutional Class	(427,052)	(166,706)	(3,330,499)	(4,852,256)	(5,581,276)	(13,440,343)
Retail Class	(548,919)	(363,682)	(2,331,107)	(2,601,245)	(940,764)	(2,575,544)
From realized gains:
Retirement Class	(6,744,075)	(3,629,107)	(11,274,581)	(3,007,192)	—	—
Institutional Class	(2,485,359)	(2,041,489)	(16,888,289)	(12,623,118)	(5,913,107)	(2,261,064)
Retail Class	(3,005,164)	(2,565,183)	(13,830,527)	(6,341,083)	(763,852)	(205,964)

Total distributions	(14,164,374)	(8,925,954)	(49,542,571)	(30,902,907)	(13,198,999)	(18,482,915)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	32,658,907	84,839,286	52,953,978	53,597,202	—	—
Institutional Class	46,654,816	23,724,659	53,161,064	42,865,145	6,348,799	152,023,929
Retail Class	2,361,012	30,320,089	32,023,226	48,582,970	(32,035,952)	74,477,544

Net increase (decrease) from shareholder
transactions	81,674,735	138,884,034	138,138,268	145,045,317	(25,687,153)	226,501,473

Net increase in net assets	84,318,121	147,934,285	119,340,721	167,668,494	(29,144,730)	234,510,434

NET ASSETS
Beginning of period	223,811,578	75,877,293	333,867,369	166,198,875	477,840,863	243,330,429

End of period	$308,129,699	$223,811,578	$453,208,090	$333,867,369	$448,696,133	$477,840,863

Undistributed (distributions in excess of)
net investment income included in net assets	$476,693	$1,088,850	$2,162,032	$722,638	$(42,718)	$—

60 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	| 61

Financial highlights |	TIAA-CREF Institutional Mutual Funds

	Large-Cap Value Fund

	Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
	For the Six			September 4, 2002	For the Six			September 4, 2002	For the Six			September 4, 2002
	Months	For the Years Ended		(commencement	Months	For the Years Ended		(commencement	Months	For the Years Ended		(commencement
	Ended	September 30,		of operations)	Ended	September 30,		of operations)	Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005(a)	2004	2003	2002(a)	2005(a)	2004	2003	2002(a)	2005(a)	2004	2003	2002(a)

	(Unaudited)				(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.41	$11.55	$9.16	$10.00	$13.40	$11.59	$9.16	$10.00	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.14	0.24	0.21	0.01	0.16	0.28	0.25	0.01	0.14	0.24	0.22	0.01
Net realized and unrealized gain (loss)
on total investments	1.48	2.23	2.24	(0.85)	1.49	2.22	2.22	(0.85)	1.47	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.62	2.47	2.45	(0.84)	1.65	2.50	2.47	(0.84)	1.61	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.06)	(0.06)	—	(0.23)	(0.14)	(0.04)	—	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—	(0.98)	(0.55)	—	—	(0.98)	(0.55)	—	—

Total distributions	(1.14)	(0.61)	(0.06)	—	(1.21)	(0.69)	(0.04)	—	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$13.89	$13.41	$11.55	$9.16	$13.84	$13.40	$11.59	$9.16	$13.64	$13.25	$11.52	$9.16

TOTAL RETURN	11.88%	21.59%	26.94%	(8.40)%	12.11%	21.96%	26.98%	(8.40)%	12.00%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$134,758	$69,314	$9,943	$92	$148,872	$31,289	$14,822	$92	$166,893	$137,166	$85,349	$18,135
Ratio of expenses to average net assets
before expense reimbursement	0.24%	0.51%	0.54%	0.03%	0.07%	0.17%	0.21%	0.01%	0.22%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets
after expense reimbursement	0.24%	0.48%	0.47%	0.03%	0.07%	0.14%	0.14%	0.01%	0.22%	0.44%	0.44%	0.03%
Ratio of net investment income to
average net assets	0.97%	1.87%	1.89%	0.09%	1.10%	2.20%	2.31%	0.11%	0.98%	1.89%	1.99%	0.09%
Portfolio turnover rate	60.24%	153.96%	184.99%	25.09%	60.24%	153.96%	184.99%	25.09%	60.24%	153.96%	184.99%	25.09%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
	For the Six			September 4, 2002	For the Six			September 4, 2002	For the Six			September 4, 2002
	Months	For the Years Ended		(commencement	Months	For the Years Ended		(commencement	Months	For the Years Ended		(commencement
	Ended	September 30,		of operations)	Ended	September 30,		of operations)	Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005(a)	2004	2003	2002(a)	2005(a)	2004	2003	2002(a)	2005(a)	2004	2003	2002(a)

	(Unaudited)				(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23	$12.97	$9.21	$10.00	$14.30	$13.02	$9.21	$10.00	$14.23	$12.98	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (loss) (b)	0.00 (c)	(0.00) (c)	(0.00) (c)	0.00 (c)	0.03	0.05	0.04	0.00 (c)	0.01	0.00 (c)	0.00 (c)	0.00 (c)
Net realized and unrealized gain (loss)
on total investments	1.94	1.76	3.76	(0.79)	1.94	1.76	3.77	(0.79)	1.93	1.75	3.77	(0.79)

Total gain (loss) from investment operations	1.94	1.76	3.76	(0.79)	1.97	1.81	3.81	(0.79)	1.94	1.75	3.77	(0.79)

Less distributions from:
Net investment income	(0.00) (c)	—	(0.00)(c)	—	(0.01)	(0.03)	—	—	(0.00)(c)	(0.00)(c)	(0.00)(c)	—
Net realized gains	(0.67)	(0.50)	(0.00)(c)	—	(0.67)	(0.50)	(0.00) (c)	—	(0.67)	(0.50)	(0.00)(c)	—

Total distributions	(0.67)	(0.50)	(0.00)(c)	—	(0.68)	(0.53)	(0.00) (c)	—	(0.67)	(0.50)	(0.00)(c)	—

Net asset value, end of period	$15.50	$14.23	$12.97	$9.21	$15.59	$14.30	$13.02	$9.21	$15.50	$14.23	$12.98	$9.21

TOTAL RETURN	13.60%	13.48%	40.85%	(7.90)%	13.76%	13.88%	41.37%	(7.90)%	13.61%	13.48%	40.96%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$97,463	$74,600	$25,519	$92	$18,473	$3,684	$1,887	$92	$53,499	$48,508	$22,004	$9,025
Ratio of expenses to average net assets
before expense reimbursement	0.24%	0.54%	0.73%	0.03%	0.07%	0.17%	0.39%	0.01%	0.22%	0.51%	0.69%	0.03%
Ratio of expenses to average net assets
after expense reimbursement	0.24%	0.48%	0.47%	0.03%	0.07%	0.14%	0.14%	0.01%	0.22%	0.44%	0.44%	0.03%
Ratio of net investment income (loss) to
average net assets	0.02%	(0.01)%	(0.02)%	0.02%	0.18%	0.32%	0.31%	0.04%	0.03%	0.02%	0.01%	0.02%
Portfolio turnover rate	55.83%	147.58%	162.02%	18.61%	55.83%	147.58%	162.02%	18.61%	55.83%	147.58%	162.02%	18.61%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.
(c) Amount represents less than $0.01 per share.

64 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	| 65

Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
	For the Six			September 4, 2002	For the Six			September 4, 2002	For the Six			September 4, 2002
	Months	For the Years Ended		(commencement	Months	For the Years Ended		(commencement	Months	For the Years Ended		(commencement
	Ended	September 30,		of operations)	Ended	September 30,		of operations)	Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005(a)	2004	2003	2002(a)	2005(a)	2004	2003	2002(a)	2005(a)	2004	2003	2002(a)

	(Unaudited)				(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.38	$11.95	$9.03	$10.00	$14.44	$12.02	$9.03	$10.00	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.21	0.18	0.01	0.15	0.26	0.22	0.01	0.12	0.22	0.19	0.01
Net realized and unrealized gain (loss)
on total investments	2.33	2.73	2.80	(0.98)	2.34	2.74	2.81	(0.98)	2.31	2.71	2.80	(0.98)

Total gain (loss) from investment operations	2.45	2.94	2.98	(0.97)	2.49	3.00	3.03	(0.97)	2.43	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.14)	(0.06)	(0.06)	—	(0.22)	(0.13)	(0.04)	—	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.57)	(0.45)	—	—	(0.57)	(0.45)	—	—	(0.57)	(0.45)	—	—

Total distributions	(0.71)	(0.51)	(0.06)	—	(0.79)	(0.58)	(0.04)	—	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$16.12	$14.38	$11.95	$9.03	$16.14	$14.44	$12.02	$9.03	$15.97	$14.27	$11.97	$9.03

TOTAL RETURN	17.04%	24.82%	33.27%	(9.70)%	17.24%	25.36%	33.63%	(9.70)%	17.04%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$192,012	$92,268	$15,669	$90	$23,599	$8,042	$4,009	$90	$70,917	$40,706	$9,476	$8,852
Ratio of expenses to average net assets
before expense reimbursement	0.24%	0.52%	0.65%	0.03%	0.07%	0.17%	0.32%	0.01%	0.22%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets
after expense reimbursement	0.24%	0.48%	0.47%	0.03%	0.07%	0.14%	0.14%	0.01%	0.22%	0.44%	0.44%	0.03%
Ratio of net investment income to
average net assets	0.76%	1.54%	1.52%	0.12%	0.93%	1.88%	2.05%	0.14%	0.77%	1.58%	1.83%	0.11%
Portfolio turnover rate	51.01%	172.61%	214.97%	15.01%	51.01%	172.61%	214.97%	15.01%	51.01%	172.61%	214.97%	15.01%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period					For the Period					For the Period
	For the Six				September 4, 2002	For the Six				September 4, 2002	For the Six				September 4, 2002
	Months	For the Years Ended			(commencement	Months	For the Years Ended			(commencement	Months	For the Years Ended			(commencement
	Ended	September 30,			of operations)	Ended	September 30,			of operations)	Ended	September 30,			of operations)
	March 31,				to September 30,	March 31,				to September 30,	March 31,				to September 30,
	2005(a)	2004		2003	2002(a)	2005(a)	2004		2003	2002(a)	2005(a)	2004		2003	2002(a)

	(Unaudited)					(Unaudited)					(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$12.62		$9.27	$10.00	$14.29	$12.68		$9.27	$10.00	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.06	0.09		0.11	0.01	0.09	0.14		0.14	0.02	0.08	0.12		0.12	0.02
Net realized and unrealized gain (loss)
on total investments	1.09	2.46		3.28	(0.74)	1.09	2.48		3.29	(0.75)	1.09	2.45		3.29	(0.75)

Total gain (loss) from investment operations	1.15	2.55		3.39	(0.73)	1.18	2.62		3.43	(0.73)	1.17	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.10)	(0.04)		(0.04)	—	(0.12)	(0.08)		(0.02)	—	(0.13)	(0.13)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—	(0.70)	(0.93)		—	—	(0.70)	(0.93)		—	—

Total distributions	(0.80)	(0.97)		(0.04)	—	(0.82)	(1.01)		(0.02)	—	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$14.55	$14.20	(c)	$12.62	$9.27	$14.65	$14.29	(c)	$12.68	$9.27	$14.49	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	7.76%	20.53	%(c)	36.65%	(7.30)%	7.92%	20.98	%(c)	37.12%	(7.30)%	7.91%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,162	$116,445		$29,036	$93	$92,432	$45,429		$18,702	$93	$65,536	$61,937		$28,139	$18,351
Ratio of expenses to average net assets
before expense reimbursement	0.24%	0.54%		0.95%	0.03%	0.07%	0.20%		0.62%	0.01%	0.17%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets
after expense reimbursement	0.24%	0.48%		0.47%	0.03%	0.07%	0.14%		0.14%	0.01%	0.15%	0.30%		0.30%	0.02%
Ratio of net investment income to
average net assets	0.43%	0.68%		0.89%	0.15%	0.61%	1.03%		1.25%	0.17%	0.53%	0.87%		1.10%	0.16%
Portfolio turnover rate	153.07%	294.55%		328.39%	14.52%	153.07%	294.55%		328.39%	14.52%	153.07%	294.55%		328.39%	14.52%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.
(c) During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the
Retail Class.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class				Institutional Class				Retail Class

				For the Period				For the Period				For the Period
	For the Six			September 4, 2002	For the Six			September 4, 2002	For the Six			September 4, 2002
	Months	For the Years Ended		(commencement	Months	For the Years Ended		(commencement	Months	For the Years Ended		(commencement
	Ended	September 30,		of operations)	Ended	September 30,		of operations)	Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,	March 31,			to September 30,
	2005(a)	2004	2003	2002(a)	2005(a)	2004	2003	2002(a)	2005(a)	2004	2003	2002(a)

	(Unaudited)				(Unaudited)				(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.62	$12.40	$9.72	$10.00	$13.50	$12.32	$9.72	$10.00	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.50	0.57	0.05	0.31	0.53	0.59	0.05	0.29	0.49	0.52	0.05
Net realized and unrealized gain (loss)
on total investments	1.04	2.49	2.39	(0.31)	1.03	2.48	2.37	(0.31)	1.02	2.45	2.39	(0.31)

Total gain (loss) from investment operations	1.34	2.99	2.96	(0.26)	1.34	3.01	2.96	(0.26)	1.31	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.24)	(0.43)	(0.27)	(0.02)	(0.27)	(0.49)	(0.35)	(0.02)	(0.24)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—	(1.46)	(1.34)	(0.01)	—	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.70)	(1.77)	(0.28)	(0.02)	(1.73)	(1.83)	(0.36)	(0.02)	(1.70)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$13.26	$13.62	$12.40	$9.72	$13.11	$13.50	$12.32	$9.72	$12.98	$13.37	$12.22	$9.72

TOTAL RETURN	9.11%	25.81%	30.92%	(2.58)%	9.22%	26.30%	30.94%	(2.56)%	9.08%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$116,494	$69,980	$14,207	$97	$203,159	$156,193	$99,389	$97	$133,555	$107,695	$52,603	$19,246
Ratio of expenses to average net assets
before expense reimbursement	0.23%	0.50%	0.51%	0.03%	0.08%	0.16%	0.18%	0.01%	0.22%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets
after expense reimbursement	0.23%	0.47%	0.48%	0.03%	0.08%	0.15%	0.15%	0.01%	0.22%	0.45%	0.45%	0.03%
Ratio of net investment income to
average net assets	2.12%	3.88%	4.81%	0.51%	2.26%	4.12%	5.27%	0.53%	2.10%	3.87%	4.80%	0.50%
Portfolio turnover rate	113.25%	348.86%	317.14%	15.45%	113.25%	348.86%	317.14%	15.45%	113.25%	348.86%	317.14%	15.45%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds March 31, 2005	concluded

	Inflation-Linked Bond Fund

	Institutional Class				Retail Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Six	For the Years Ended		(commencement	For the Six	For the Years Ended		(commencement
	Months Ended	September 30,		of operations)	Months Ended	September 30,		of operations)
	March 31,			to September 30,	March 31,			to September 30,
	2005(a)	2004	2003	2002(a)	2005(a)	2004	2003	2002(a)

	(Unaudited)				(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.75	$10.51	$10.12	$10.00	$10.63	$10.39	$10.12	$10.00

Gain from investment operations:
Net investment income (b)	0.14	0.45	0.37	0.02	0.13	0.49	0.40	0.02
Net realized and unrealized gain
on total investments	0.10	0.30	0.31	0.12	0.11	0.24	0.26	0.12

Total gain from investment operations	0.24	0.75	0.68	0.14	0.24	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.14)	(0.42)	(0.29)	(0.02)	(0.18)	(0.40)	(0.39)	(0.02)
Net realized gains	(0.15)	(0.09)	—	—	(0.15)	(0.09)	—	—

Total distributions	(0.29)	(0.51)	(0.29)	(0.02)	(0.33)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.70	$10.75	$10.51	$10.12	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	2.20%	7.36%	6.82%	1.37%	2.24%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$385,206	$382,305	$223,138	$101	$63,490	$95,536	$20,193	$22,172
Ratio of expenses to average net assets
before expense reimbursement	0.07%	0.15%	0.15%	0.01%	0.15%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets
after expense reimbursement	0.07%	0.14%	0.14%	0.01%	0.15%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	1.28%	4.27%	3.56%	0.23%	1.26%	4.67%	3.93%	0.22%
Portfolio turnover rate	160.58%	150.53%	209.51%	0.00%	160.58%	150.53%	209.51%	0.00%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

72 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	| 73

Notes to financial statements (unaudited)  | TIAA-CREF Institutional Mutual Funds

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end management investment company. These financial statements consist of six of the thirty funds comprising TIAA-CREF Institutional Mutual Funds. The Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Real Estate Securities, and Inflation-Linked Bond Funds (collectively, the “Funds”) commenced operations on September 4, 2002 with a seed money investment by Teachers Insurance and Annuity Association of America (“TIAA’). At March 31, 2005, TIAA had remaining seed money investment in the Real Estate Securities Fund as follows:

	Value of TIAA’S Seed Money Investment at March 31, 2005

	Retirement	Institutional	Retail
	Class	Class	Class	Total

Real Estate Securities Fund	$171,877	$172,658	$13,763,258	$14,107,793

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes although any one Fund may not necessarily offer all three classes. The Retirement Class shares are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with TIAA-CREF Individual and Institutional Services, LLC (“Services”), a broker-dealer affiliate of TIAA, in connection with certain employee benefit plans. The Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, FSB, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA. The Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent

74 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements (unaudited)	continued

quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments with maturities of one year or less are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Investments in registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges. Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as ADR’s and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies.

2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	| 75

Notes to financial statements (unaudited)	continued

Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Funds to the risk that the transaction may not be consummated.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Real Estate Securities and the Inflation-Linked Bond Funds where distributions are declared and paid quarterly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclass, and gains on certain equity securities designated and issued by “passive foreign investment companies”.

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute substantially all taxable income each year and comply with various other Code requirements.

76 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements (unaudited)	continued

Note 2—management agreement

Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Under the terms of a Service Agreement, each Fund Class pays Advisors a monthly fee based on the average daily net assets of each Fund Class for providing transfer agency, accounting and administration services. Various other expenses (including custody, audit, regulatory and trustee fees) are borne directly by the Funds/Classes. Advisors has voluntarily agreed to partially reimburse the Funds for the various other expenses. The total reimbursement to the Funds for the six months ended March 31, 2005 was $11,000. Advisors will receive the following annual percentages of each Fund’s / Classes’ average daily net assets for investment management and service agreement fees:

	Investment
	Management
	Fee		Service Agreement Fee

	All	Retirement	Institutional	Retail
	Classes	Class	Class	Class

Large-Cap Value Fund	0.08%	0.34%	0.04%	0.33%
Mid-Cap Growth Fund	0.08%	0.34%	0.04%	0.33%
Mid-Cap Value Fund	0.08%	0.34%	0.04%	0.33%
Small-Cap Equity Fund	0.08%	0.34%	0.04%	0.19%
Real Estate Securities Fund	0.09%	0.34%	0.04%	0.33%
Inflation-Linked Bond Fund	0.09%	—	0.03%	0.18%

To limit the Funds’/Classes’ expenses, Advisors has agreed to reimburse the Funds if expenses, as described above, exceed the percentages listed below.

	Retirement	Institutional	Retail
	Class	Class	Class

Large-Cap Value Fund	0.48%	0.14%	0.44%
Mid-Cap Growth Fund	0.48%	0.15%	0.44%
Mid-Cap Value Fund	0.48%	0.15%	0.44%
Small-Cap Equity Fund	0.48%	0.15%	0.30%
Real Estate Securities Fund	0.47%	0.16%	0.45%
Inflation-Linked Bond Fund	—	0.14%	0.30%

2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	| 77

Notes to financial statements (unaudited)	continued

Note 3—investments

At March 31, 2005, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
	Appreciation	Depreciation	(Depreciation)

Large-Cap Value Fund	$32,714,113	$10,177,622	$22,536,491
Mid-Cap Growth Fund	21,713,049	3,727,715	17,985,334
Mid-Cap Value Fund	31,127,282	5,137,576	25,989,706
Small-Cap Equity Fund	19,020,035	13,152,296	5,867,739
Real Estate Securities Fund	16,312,997	17,358,164	(1,045,167)
Inflation-Linked Bond Fund	8,569,093	169,721	8,399,372

Purchases and sales of securities, other than short-term money market instruments, for the Funds for the six months ended March 31, 2005, were as follows:

	Non-Government	Government	Non-Government	Government
	Purchases	Purchases	Sales	Sales

Large-Cap Value Fund	$382,558,825	$—	$194,716,146	$—
Mid-Cap Growth Fund	103,453,241	—	80,255,960	—
Mid-Cap Value Fund	218,363,634	—	106,913,361	—
Small-Cap Equity Fund	480,577,634	—	411,457,689	—
Real Estate Securities Fund	559,053,312	—	457,397,915	—
Inflation-Linked Bond Fund	—	790,833,775	—	824,804,590

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds.

78 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements (unaudited)	continued

Note 5—shareholder transactions

	Large-Cap Value Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$67,886,116	4,807,486	$68,330,772	5,240,334
Reinvestment of distributions	7,925,237	560,087	1,106,174	87,514
Redemptions	(11,661,846)	(835,175)	(13,452,140)	(1,019,498)

Net increase	$64,149,507	4,532,398	$55,984,806	4,308,350

Institutional Class:
Subscriptions	$120,285,033	8,516,253	$15,538,789	1,205,912
Reinvestment of distributions	466,404	33,102	102,938	8,169
Redemptions	(1,815,975)	(128,363)	(2,053,631)	(159,014)

Net increase	$118,935,462	8,420,992	$13,588,096	1,055,067

Retail Class:
Subscriptions	$15,690,415	1,132,335	$17,697,831	1,384,632
Reinvestment of distributions	12,711,732	915,641	5,581,846	447,090
Exchanges	4,409,801	321,371	17,068,267	1,298,327
Redemptions	(6,730,072)	(480,761)	(2,447,926)	(186,815)

Net increase	$26,081,876	1,888,586	$37,900,018	2,943,234

2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	| 79

Notes to financial statements (unaudited)	continued

	Mid-Cap Growth Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$23,549,427	1,532,236	$68,219,765	4,699,551
Reinvestment of distributions	3,722,900	238,189	1,648,689	116,350
Redemptions	(10,958,512)	(722,846)	(21,682,610)	(1,540,986)

Net increase	$16,313,815	1,047,579	$48,185,844	3,274,915

Institutional Class:
Subscriptions (Note 8)	$14,372,190	936,395	$2,203,613	153,729
Reinvestment of distributions	79,187	5,041	27,672	1,949
Redemptions	(214,572)	(14,106)	(619,865)	(42,965)

Net increase	$14,236,805	927,330	$1,611,420	112,713

Retail Class:
Subscriptions	$5,675,439	370,198	$25,836,844	1,792,547
Reinvestment of distributions	2,150,315	137,332	1,221,595	86,257
Exchanges	(3,232,494)	(216,655)	3,359,516	219,016
Redemptions	(3,729,595)	(247,266)	(5,501,760)	(385,710)

Net increase	$863,665	43,609	$24,916,195	1,712,110

80 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements (unaudited)	continued

	Mid-Cap Value Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$91,380,040	5,770,958	$84,790,753	6,129,080
Reinvestment of distributions	6,496,574	404,771	1,210,066	90,506
Redemptions	(10,884,824)	(681,744)	(15,524,190)	(1,114,591)

Net increase	$86,991,790	5,493,985	$70,476,629	5,104,995

Institutional Class:
Subscriptions	$14,907,900	944,951	$3,895,131	283,019
Reinvestment of distributions	144,605	9,004	76,386	5,705
Redemptions	(757,641)	(48,467)	(910,938)	(65,191)

Net increase	$14,294,864	905,488	$3,060,579	223,533

Retail Class:
Subscriptions	$12,923,492	828,037	$17,732,643	1,297,543
Reinvestment of distributions	2,506,619	157,928	780,846	58,936
Exchanges	12,427,076	791,889	13,250,783	965,460
Redemptions	(2,964,659)	(191,014)	(3,601,360)	(260,782)

Net increase	$24,892,528	1,586,840	$28,162,912	2,061,157

2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	| 81

Notes to financial statements (unaudited)	continued

	Small-Cap Equity Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$61,004,117	4,031,070	$121,058,196	8,589,669
Reinvestment of distributions	7,697,878	497,600	3,788,891	277,371
Redemptions	(36,043,088)	(2,410,671)	(40,007,801)	(2,966,741)

Net increase	$32,658,907	2,117,999	$84,839,286	5,900,299

Institutional Class:
Subscriptions	$47,993,053	3,221,739	$28,588,554	2,055,677
Reinvestment of distributions	1,789,247	114,990	1,168,635	85,239
Redemptions	(3,127,484)	(206,382)	(6,032,530)	(435,171)

Net increase	$46,654,816	3,130,347	$23,724,659	1,705,745

Retail Class:
Subscriptions	$7,176,105	479,866	$22,421,679	1,608,422
Reinvestment of distributions	3,493,722	226,920	2,869,958	211,013
Exchanges	(2,618,078)	(178,502)	9,837,058	676,736
Redemptions	(5,690,737)	(380,082)	(4,808,606)	(346,917)

Net increase	$2,361,012	148,202	$30,320,089	2,149,254

82 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements (unaudited)	continued

	Real Estate Securities Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$53,668,820	3,732,554	$87,592,242	6,721,257
Reinvestment of distributions	13,161,307	930,219	4,495,416	359,738
Redemptions	(13,876,149)	(1,011,911)	(38,490,456)	(3,090,343)

Net increase	$52,953,978	3,650,862	$53,597,202	3,990,652

Institutional Class:
Subscriptions	$60,474,855	4,516,663	$77,062,195	6,076,287
Reinvestment of distributions	15,564,489	1,113,390	12,251,013	996,688
Exchanges	—	—	3,067	260
Redemptions	(22,878,280)	(1,705,526)	(46,451,130)	(3,571,259)

Net increase	$53,161,064	3,924,527	$42,865,145	3,501,976

Retail Class:
Seed money redemptions	$ —	—	$(10,000,000)	(794,912)
Subscriptions	28,949,846	2,083,232	64,825,462	5,074,740
Reinvestment of distributions	15,662,272	1,129,720	8,437,757	694,020
Exchanges	2,886,548	173,299	9,031,534	660,114
Redemptions	(15,475,440)	(1,149,925)	(23,711,783)	(1,886,188)

Net increase	$32,023,226	2,236,326	$48,582,970	3,747,774

	Inflation-Linked Bond Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2005		September 30, 2004

	Amount	Shares	Amount	Shares

Institutional Class:
Seed money redemptions	$ —	—	$(114,884)	(10,482)
Subscriptions	152,664,231	14,218,492	250,218,699	23,411,152
Reinvestment of distributions	10,500,302	982,292	14,582,034	1,381,350
Exchanges	—	—	10,892	988
Redemptions	(156,815,734)	(14,763,425)	(112,672,812)	(10,452,289)

Net increase	$6,348,799	437,359	$152,023,929	14,330,719

Retail Class:
Subscriptions	$12,700,820	1,191,745	$68,415,011	6,474,365
Reinvestment of distributions	1,629,454	154,828	2,688,349	257,864
Exchanges	4,742,273	445,073	6,862,441	640,348
Redemptions	(51,108,499)	(4,749,840)	(3,488,257)	(331,590)

Net increase (decrease)	$(32,035,952)	(2,958,194)	$74,477,544	7,040,987

2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	| 83

Notes to financial statements (unaudited)	concluded

Note 6—distributions to shareholders

The tax character of distributions paid to shareholders during the year ended September 30, 2004 were as follows:

	For the Year Ended September 30, 2004

	Ordinary Income	Long-term Capital Gain	Total

Large-Cap Value Fund	$7,513,623	$296,899	$7,810,522
Mid-Cap Growth Fund	2,443,048	543,630	2,986,678
Mid-Cap Value Fund	2,230,692	25,397	2,256,089
Small-Cap Equity Fund	7,773,988	1,151,966	8,925,954
Real Estate Securities Fund	30,433,252	469,655	30,902,907
Inflation-Linked Bond Fund	17,875,397	607,518	18,482,915

The tax character of the fiscal year 2005 distributions will be determined at the end of the fiscal year.

Note 7—line of credit

Each of the Funds participate in a $2.25 billion unsecured revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the six months ended March 31, 2005, there were no borrowings under this credit facility by the Funds.

Note 8—in-kind transactions

For the six months ended March 31, 2005, the Institutional Class of the Mid-Cap Growth Fund had in-kind subscriptions consisting of marketable securities in the amount of $1,310,100, which are included in subscriptions in shareholder transactions in Note 5.

84 |	2005 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

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TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 223-1200, or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please readthe prospectus carefully before investing.Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2005 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF),
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Printed on recycled paper	A30242
C33566	05/05

2005 SEMIANNUAL REPORT

LIFECYCLE FUNDS
OF THE TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS
MARCH 31, 2005
Financial statements (unaudited) including
Portfolios of investments

2010	Fund
2015	Fund
2020	Fund
2025	Fund
2030	Fund
2035	Fund
2040	Fund

Sign up for electronic delivery at www.tiaa-cref.org/howto/edelivery.html

PERFORMANCE OVERVIEW AS OF MARCH 31, 2005

		Total return
Target retirement funds	Inception date	since inception
2010 Fund	10/15/2004	4.69%
2015 Fund	10/15/2004	5.56
2020 Fund	10/15/2004	5.95
2025 Fund	10/15/2004	6.50
2030 Fund	10/15/2004	6.47
2035 Fund	10/15/2004	7.26
2040 Fund	10/15/2004	7.40

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/performance/customize.html, or call 800 842-2776.

A better way to keep track of your investments

Many of our investors received this report electronically. That is the fastest way we can get information to you—because it avoids the time required to print the reports, bind them and deliver them by mail.

     Electronic delivery also enables you to save the report on your computer for easy reference tomorrow or a year from now. You can sign up for e-delivery at TIAA-CREF’s Web Center at www.tiaa-cref.org/howto/edelivery.html.

     For the funds’ most recent performance, please visit www.tiaa-cref.org, and use the link on the homepage labeled “Select funds.” You can also get performance information by calling 800 842-2776 from 8 a.m. to 10 p.m. ET, Monday through Friday, or 9 a.m. to 6 p.m. on Saturdays.

     As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit the Web Center at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Contents

Report to investors	2	2025 Fund	20
		2030 Fund	22
More information for investors	4	2035 Fund	24
		2040 Fund	26
Special terms	5
		Portfolios of investments	28
Understanding investment risk	6
		Financial statements
Important information about expenses	8	Statements of assets and liabilities	36
		Statements of operations	38
An introduction to the Lifecycle Funds	10	Statements of changes in net assets	40
		Financial highlights	42
Why do the funds use		Notes to financial statements	47
composite benchmarks?	11
		How to reach us	Inside back cover
Investment results of the Lifecycle Funds	12

Fund performance
2010 Fund	14
2015 Fund	16
2020 Fund	18

Report to investors

We are pleased to report to you on the performance of the Lifecycle Funds from their inception on October 15, 2004, through March 31, 2005.

     The seven Lifecycle Funds produced positive returns in line with each fund’s asset allocations. Returns ranged from 4.69% for the 2010 Fund to 7.40% for the 2040 Fund. Four of the funds outperformed their composite benchmarks, and no fund’s return trailed its benchmark’s by more than 0.22 percentage points.

     We offer the Lifecycle Funds to provide individual investors with a single fund that is managed with their expected retirement dates in mind. In both their design and their day-to-day operations, the Lifecycle Funds put our investment philosophy to work for you.

     We believe that the most important element of a successful investment plan is a well-designed asset allocation strategy that incorporates funds representing a wide range of asset classes. An asset allocation strategy works best when it uses component funds that are each fully invested in a carefully circumscribed portion of the marketplace. It is also important that the component funds have very low fees. Those funds should then be combined to create a broadly diversified portfolio.

     Spreading investments over a well-chosen combination of funds makes it possible for the funds with higher returns to offset the effects of those with lower returns or losses. While no strategy can guarantee results or prevent losses, diversification is a proven method for controlling risk.

     Each Lifecycle Fund invests in seven low-cost component funds, providing investors with instant diversification. The component funds in turn invest in stocks and bonds from hundreds of individual companies and numerous government entities. The funds’ stock holdings consist primarily of issues of large companies and are evenly divided between growth and value stocks. They include investments in the largest foreign markets—Britain, Japan, France and more than a dozen others. The funds also have allocations to small- and mid-cap stocks and real estate securities.

     The bond holdings of the underlying funds are primarily investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities. A substantial portion of the bond holdings consists of inflation-indexed securities.

     Each Lifecycle Fund combines the component funds in an asset allocation appropriate for the investor’s expected retirement date. The funds with later target retirement dates are more aggressive, with larger allocations to stock funds and less to bond funds. As each fund’s target

2 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Scott C. Evans
Executive Vice President and
Chief Investment Officer

retirement date approaches, the allocations will become more conservative, with fewer stock fund holdings and larger holdings in bond funds.

     For a further explanation of how the Lifecycle Funds are managed and about the composite benchmarks used to evaluate their performance, please see pages 10 and 11.

     During the period covered by this report, both U.S. and foreign stocks enjoyed strong returns. The Russell 3000® Index, which tracks the broad domestic stock market, returned 8.76%, while the Morgan Stanley EAFE® Index, which tracks the largest foreign markets, advanced 14.05%, in dollar terms.

     The bond market, as measured by the Lehman Brothers U.S. Aggregate Index, which tracks the broad investment-grade bond market in the United States, posted a loss of 0.21%. Inflation-indexed bonds returned 1.59%.

     The component funds of the Life-cycle Funds participated in each of these markets. Their returns benefited from the strong stock gains but were restrained by the disappointing bond returns.

     On the other hand, the funds avoided the losses that can result from trying to predict market movements. The component funds base their investment decisions on the prospects of individual companies and on the makeup of each fund’s benchmark, not on our beliefs about future market patterns.

     Each of the underlying funds seeks to be fully invested, rather than holding a reserve of cash. The financial markets have historically moved upwards over time, but their advances are often concentrated in brief periods. This happened in the period covered by this report; the lion’s share of the stock market’s returns occurred in November and December.

     These rapid advances are difficult to predict. The only way to capture all of the market’s gains is to participate in it fully each day of the year, as the Lifecycle Funds are designed to do.

Scott C. Evans
Executive Vice President and
Chief Investment Officer

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 3

More information for investors

Portfolio listings

You can obtain a complete list of the holdings of the Lifecycle Funds’ underlying funds (called “TIAA-CREF Institutional Mutual Funds Statement of Investments”) as of the most recently completed fiscal quarter (currently for the period ended March 31, 2005) in the following ways:

  by visiting the TIAA-CREF Web Center at www.tiaa-cref.org; or
  by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

For the period ended March 31, 2005, and for other reporting periods, you can also obtain a complete listing of the underlying funds’ holdings on Form N-CSR (for periods ended either September 30 or March 31) or on Form N-Q (for the most recently completed fiscal quarter, either June 30 or December 31):

  through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s Web site at www.sec.gov; or
  at the SEC’s Public Reference Room (call 800 SEC-0330 for more information).

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our Web Center at www.tiaa-cref.org or on the SEC Web site at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our Web Center or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by e-mail, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

The Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day operations of the funds.

4 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Special terms

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be compared to the performance of an investment.*

Composite benchmarks are customized combinations of other benchmarks. TIAA-CREF has created composite benchmarks to better measure the performance of the Lifecycle Funds.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Peer groups are groupings of mutual funds with a similar objective whose performance is compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income” investments) or other investments.

Total return is the amount, expressed as a percentage, that an investment provides to investors after expenses are deducted. Total return includes any interest or dividends, as well as any change in the market value of the fund’s holdings.

* Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc. You cannot invest directly in the indexes.

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 5

Understanding investment risk

The Lifecycle Funds invest in underlying funds that in turn invest in equity and fixed-income securities. As a result, each Lifecycle Fund is subject, in varying degrees, to the risks of both types of securities. Each Lifecycle Fund is also subject to asset allocation risk. Each of the risks associated with the Lifecycle Funds is described below.

     In general, a fund that invests in stocks is subject to market risk and company risk. The parts of the stock market in which an individual fund operates may subject it to additional, special risks. A fund that invests in bonds is subject to market risk, interest-rate risk, credit risk, prepayment and extension risk, and income volatility risk. As with stocks, operating in certain parts of the bond market may involve additional, special risks.

     Since equity securities are generally more volatile than fixed-income securities, the Lifecycle Funds’ overall level of risk should be higher than that of a fund investing solely in fixed-income securities, but lower than that of a fund investing solely in equity securities. Each Lifecycle Fund will invest less of its assets in equities as its target retirement date approaches, and thus each fund’s overall level of risk should gradually decline.

     As with all mutual fund investments, an investor could lose money by investing in a Lifecycle Fund. For a full explanation of the Lifecycle Funds’ risks, please see the prospectus.

Asset allocation risk is the risk that a fund that invests in other funds may not be able to invest according to its target allocations due to fluctuations in the value of the underlying funds, and that the selection of underlying funds and the allocations among them will result in the fund’s underperformance versus similar funds or will cause an investor to lose money.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, because the value of growth companies generally is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

6 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any period of time. Although the fund attempts to closely track the investment performance of the index, it may not duplicate the composition of this index. In addition, the fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or the income of a fund may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market mis-prices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Prepayment and extension risk is the risk of a decline in value arising from changes in duration for certain fixed-income securities that allow for prepayment or extension.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the performance of a fund that invests in such companies is often more volatile than the performance of the overall stock market, and the fund could significantly outperform or underperform the stock market during any particular period.

Risks of inflation-indexed bonds include the risk that market values of inflation-indexed bonds can be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s growth-investing or value-investing style may be out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 7

Important information about expenses

Shareholders in the Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

  Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.
  However, they do incur ongoing costs, including management fees and other fund expenses. These include fees for the Lifecycle Funds and fees for the underlying funds; each Lifecycle Fund indirectly bears its pro rata share of fees and expenses incurred by the underlying funds.

The examples that appear on page nine are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested at the fund’s inception on Octo-ber 15, 2004, and held until March 31, 2005. Going forward, we will use the mutual fund industry standard of a six-month time period in our expense examples.

Actual expenses

The first line of the two lines listed for each fund in the table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid since October 15, 2004.

     Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the period from October 15, 2004, to March 31, 2005.

Hypothetical example for comparison purposes

The second line in each fund’s entry in the table shows a hypothetical fund value and hypothetical expenses based on the fund’s actual expense ratio for the period from October 15, 2004, to March 31, 2005, and an assumed annual rate of return of 5% before expenses, which is not the actual return of any of the individual funds.

     Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please keep in mind that, unlike the examples for many other funds, our example does not show six months of operations.

8 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

DISCLOSURE

Expense examples—for the period ended March 31, 2005

	Starting fund value	Ending fund value	Expenses paid*
	(10/15/04)	(3/31/05)	(10/15/04–3/31/05 )

2010 Fund actual return	$1,000.00	$1,046.90	$2.15
5% annual hypothetical return	1,000.00	1,022.87	2.13

2015 Fund actual return	$1,000.00	$1,055.60	$2.16
5% annual hypothetical return	1,000.00	1,022.87	2.13

2020 Fund actual return	$1,000.00	$1,059.50	$2.16
5% annual hypothetical return	1,000.00	1,022.87	2.13

2025 Fund actual return	$1,000.00	$1,065.00	$2.17
5% annual hypothetical return	1,000.00	1,022.87	2.13

2030 Fund actual return	$1,000.00	$1,064.70	$2.17
5% annual hypothetical return	1,000.00	1,022.87	2.13

2035 Fund actual return	$1,000.00	$1,072.60	$2.18
5% annual hypothetical return	1,000.00	1,022.87	2.13

2040 Fund actual return	$1,000.00	$1,074.00	$2.18
5% annual hypothetical return	1,000.00	1,022.87	2.13

*	“Expenses paid” includes the funds’ pro rata share of the underlying funds’ expenses (which the Lifecycle Funds bear indirectly through the underlying funds in which each Lifecycle Fund invests). Expenses during this period included a voluntary reimbursement of a portion of the underlying funds’ fees by their investment advisor, Teachers Advisors, Inc. For a further breakdown of these fees, see the table below.

				Underlying funds’	Total annual
		Distribution		expense	operating
	Management	(12b-1)	Other	ratio (minus	expenses (minus
Fund	fees	fees	expenses	reimbursement)	reimbursement)

2010 Fund	0.10%	0.05%	0.31%	0.14%	0.60%
2015 Fund	0.10	0.05	0.31	0.15	0.61
2020 Fund	0.10	0.05	0.31	0.15	0.61
2025 Fund	0.10	0.05	0.31	0.15	0.61
2030 Fund	0.10	0.05	0.31	0.15	0.61
2035 Fund	0.10	0.05	0.31	0.15	0.61
2040 Fund	0.10	0.05	0.31	0.15	0.61

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 9

An introduction to the Lifecycle Funds

The Lifecycle Funds are designed to provide an investor with a single, diversified portfolio that is managed with the investor’s target retirement date in mind.

     Each Lifecycle Fund invests in seven underlying stock and bond funds offered by the TIAA-CREF Institutional Mutual Funds. Funds intended for investors retiring sooner are more conservative, with larger holdings in underlying funds that invest in bonds and smaller holdings in stock funds. Funds intended for investors retiring in later years are more aggressive, with larger stock fund allocations and smaller bond fund allocations.

     Each Lifecycle Fund’s allocation will gradually change over time, becoming more conservative as the investor approaches retirement. The Lifecycle Funds are suited for investors who do not wish to select the mix of funds for their retirement portfolios and who instead prefer to leave such decisions to professional money managers. The funds are also suitable for investors seeking broad exposure to the stock and bond markets. However, it is important to keep in mind there is no guarantee that an investor’s objectives will be met.

Diversifying retirement assets

The seven underlying funds used by the Lifecycle Funds include four U.S. stock funds, an international stock fund and two bond funds. The stock funds invest in equities of different sizes (larger-, mid- and smaller-capitalization companies), locations (U.S. and abroad) and investing styles (growth and value). The bond funds invest in bonds from several types of issuers and having a range of maturity dates.

     Because different kinds of investments tend to do well at different times, the diversification provided by spreading the Lifecycle Funds’ investments among various underlying stock and bond funds can help control an investor’s risk.

Keeping target allocations on track

The Lifecycle Funds provide the additional convenience of regular rebalancing among underlying funds to maintain each fund’s target retirement allocation. This is done periodically or whenever the percentages of the underlying funds exceed preset limits. Like diversification, rebalancing can help reduce the risk of a portfolio. However, rebalancing does not protect against loss or guarantee that your financial goals will be met.

10 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Why do the funds use composite benchmarks?

Mutual funds use benchmarks—groups of securities, such as the Russell 3000® Index or the S&P 500® Index—against which the funds’ performance can be measured and compared.

     Because each of the Lifecycle Funds invests in several asset classes, a single benchmark does not provide a meaningful basis of comparison. Instead, for each fund, we use a composite benchmark that combines the benchmark returns of the fund’s seven underlying funds, according to the fund’s target allocations.

     For example, the 2010 Fund has a target allocation of 25% to the Bond Fund; that fund’s benchmark is the Lehman Brothers U.S. Aggregate Index. Therefore, 25% of the return of the 2010 Fund’s composite benchmark is based on the return of the Lehman index. The Lifecycle Funds’ underlying funds and their individual benchmarks are:

  Growth Equity Fund: The Russell 1000® Growth Index, a subset of the Russell 1000 Index, which measures the stocks of large domestic companies.
  The Russell 1000 Growth Index measures those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates.
  Large-Cap Value Fund: The Russell 1000 Value Index, a subset of the Russell 1000 Index, which measures the stocks of large domestic companies.
  The Russell 1000 Value Index measures those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates.
  Small-Cap Equity Fund: The Russell 2000® Index, which measures the stocks of the 2,000 smallest companies in the Russell 3000 Index.
  International Equity Fund: The Morgan Stanley Capital International EAFE® Index, which measures the performance of stocks in 21 developed nations, excluding the United States and Canada.
  Real Estate Securities Fund: The Dow Jones Wilshire Real Estate Securities Index, which measures the performance of publicly traded real estate securities such as real estate investment trusts and real estate operating companies.
  Bond Fund: The Lehman Brothers U.S. Aggregate Index, which measures the performance of the U.S. investment-grade fixed-rate bond market.
  Inflation-Linked Bond Fund: The Lehman Brothers U.S. Treasury Inflation- Protected Securities (TIPS) Index, which measures the performance of inflation-indexed securities issued by the U.S. government with at least one year to maturity.

Russell 1000, 2000 and 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. EAFE is a trademark of Morgan Stanley Capital International, Inc. EAFE stands for Europe, Australasia and Far East. S&P 500 is a registered trademark and service mark of McGraw-Hill Companies, Inc. You cannot invest directly in the indexes.

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 11

Investment results of the Lifecycle Funds

Performance from October 15, 2004
through March 31, 2005

The Lifecycle Funds posted solid performance from their inception on October 15, 2004, to March 31, 2005. It was a challenging period for investors, with stocks making strong gains only to give a portion of them back, and with bonds posting returns below their historical norms.

     During the period, all seven Life-cycle Funds registered gains that were in line with those of their composite benchmarks. The funds’ returns ranged from 4.69% for the 2010 Fund to 7.40% for the 2040 Fund.

     The table on the inside front cover of this report shows the returns for the Lifecycle Funds. The following pages provide detailed performance information about each fund.

Stocks advance, then retreat

Falling oil prices and a quick conclusion to the U.S. presidential election lifted global stock markets during November and December. In the United States, the rally cooled in January and then gave way to losses in March. The Russell 3000® Index, which measures the broad U.S. market, returned 8.76% for the period.

     International stocks were even stronger, as the Morgan Stanley EAFE® Index returned 14.05% for the period, despite first-quarter head-winds from a stronger dollar. The EAFE index measures the performance of stocks in 21 developed nations, excluding the United States and Canada.

Rising interest rates depress the bond market

To contain inflation, the Federal Reserve Board raised short-term interest rates twice in the fourth quarter of 2004 and two more times in the first quarter of 2005. Long-term interest rates also climbed during the period. The yield of 10-year U.S. Treasury notes, which serves as a benchmark for the bond market, was 4.12% at the end of the third quarter of 2004. By the end of the first quarter of 2005, the yield stood at 4.48%.

     Since bond prices often go down when yields on Treasury notes increase, investment-grade bonds in the United States, as measured by the Lehman Brothers U.S. Aggregate Index, posted a 0.21% loss from the funds’ inception date to March 31, 2005. However, inflation-linked bonds continued to attract investors, and the Lehman Brothers U.S. TIPS Index returned 1.59% for the period.

Four funds beat their benchmarks

Four of the seven Lifecycle Funds outperformed their composite benchmarks. Of the remaining three, none

12 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

DISCUSSION

underperformed its benchmark by more than 0.22 percentage points. The performance of each Lifecycle Fund, relative to the return of its composite benchmark, depends on how that Lifecycle Fund’s underlying funds perform in comparison with their own benchmarks. (For a further explanation of the composite benchmarks, please see page 11.)

     In addition, each Lifecycle Fund’s performance differs from that of the overall U.S. stock or bond market, according to that fund’s allocation among different types of assets. During the period, the broad U.S. stock market did better than the broad U.S. bond market, and Lifecycle Funds with target retirement dates further into the future and higher stock allocations posted stronger returns than Lifecycle Funds with nearer retirement dates and lower stock allocations. (For a further explanation of how the funds are managed, please see page 10.)

Large-cap value stocks boost performance

Among the four underlying funds that invest in domestic stocks, the largest contribution to the Lifecycle Funds’ performances came from the Large-Cap Value Fund, which returned 12.62%, versus a 10.99% return for its benchmark, the Russell 1000® Value Index. The Lifecycle Funds also benefited from their investments in the International Equity Fund, which rose 13.93%.

     These strong gains were partly offset by underlying funds whose returns were below those of U.S. stocks as a whole. In particular, performance was hampered by the Growth Equity Fund, which returned 5.26%, versus 6.20% for its benchmark, the Russell 1000 Growth Index.

     Both of the underlying funds that invest in bonds had returns that were comparable to their benchmarks’. However, the 0.22% loss posted by the Bond Fund and the 1.64% return of the Inflation-Linked Bond Fund reflected the lackluster performance of the domestic bond market.

     Overall, the Lifecycle Funds performed in line with their objectives by remaining fully invested at all times and by posting returns that exceeded or closely tracked the returns of their composite benchmarks. Differences between actual underlying fund allocations and target allocations did not substantially impact performance.

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 13

2010 Fund | Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2005	Ticker symbol: TCLEX

Total return*
since inception[1]

2010 Fund	4.69%
Benchmark:
2010 Fund Composite Index	4.91
Benchmark components (percentage of composite index):
Lehman Brothers U.S. TIPS Index (25%)	1.59
Lehman Brothers U.S. Aggregate Index (25%)	–0.21
Russell 1000® Value Index[2] (19%)	10.99
Russell 1000 Growth Index[2] (19%)	6.20
MSCI EAFE® Index[3] (6%)	14.05
Dow Jones Wilshire Real Estate Securities Index (3%)	5.58
Russell 2000® Index[2] (3%)	9.50
Peer group:
Morningstar Conservative Allocation	2.99

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

14 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $10,469 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2005)

		Percent of
	Target	invested
Underlying funds	allocation	assets

Inflation-Linked Bond Fund	25.0%	25.1%
Bond Fund	25.0	25.1
Large-Cap Value Fund	19.0	18.4
Growth Equity Fund	19.0	18.5
International Equity Fund	6.0	6.2
Real Estate
Securities Fund	3.0	3.1
Small-Cap Equity Fund	3.0	3.0
Short-term Investments	0.0	0.6

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W458
Net assets (3/31/2005)	$2.60 million
Combined total expense ratio	0.60%†

1Please see page eight of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 3/31/2005)

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 15

2015 Fund |  Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2005	Ticker symbol: TCLIX

Total return*
since inception[1]

2015 Fund	5.56%
Benchmark:
2015 Fund Composite Index	5.34
Benchmark components (percentage of composite index):
Lehman Brothers U.S. Aggregate Index (23%)	–0.21
Lehman Brothers U.S. TIPS Index (22%)	1.59
Russell 1000® Value Index[2] (21%)	10.99
Russell 1000 Growth Index[2] (21%)	6.20
MSCI EAFE® Index[3] (7%)	14.05
Dow Jones Wilshire Real Estate Securities Index (3%)	5.58
Russell 2000® Index[2] (3%)	9.50
Peer group:
Morningstar Moderate Allocation	5.88

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

16 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $10,556 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2005)

		Percent of
	Target	invested
Underlying funds	allocation	assets

Bond Fund	23.0%	22.5%
Inflation-Linked Bond Fund	22.0	22.5
Large-Cap Value Fund	21.0	20.6
Growth Equity Fund	21.0	20.1
International Equity Fund	7.0	7.0
Real Estate
Securities Fund	3.0	3.4
Small-Cap Equity Fund	3.0	3.4
Short-term Investments	0.0	0.5

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W441
Net assets (3/31/2005)	$4.21 million
Combined total expense ratio	0.61%†

1 Please see page eight of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 3/31/2005)

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 17

2020 Fund | Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2005	Ticker symbol: TCLTX

Total return*
since inception[1]

2020 Fund	5.95%
Benchmark:
2020 Fund Composite Index	5.76
Benchmark components (percentage of composite index):
Russell 1000® Value Index[2] (22%)	10.99
Russell 1000 Growth Index[2] (22%)	6.20
Lehman Brothers U.S. TIPS Index (20%)	1.59
Lehman Brothers U.S. Aggregate Index (20%)	–0.21
MSCI EAFE® Index[3] (8%)	14.05
Dow Jones Wilshire Real Estate Securities Index (4%)	5.58
Russell 2000® Index[2] (4%)	9.50
Peer group:
Morningstar Moderate Allocation	5.88

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

18 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $10,595 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2005)

		Percent of
	Target	invested
Underlying funds	allocation
assets

Large-Cap Value Fund	22.0%	22.1%
Growth Equity Fund	22.0	22.0
Inflation-Linked Bond Fund	20.0	19.8
Bond Fund	20.0	19.8
International Equity Fund	8.0	7.3
Real Estate
Securities Fund	4.0	3.7
Small-Cap Equity Fund	4.0	3.6
Short-term Investments	0.0	1.7

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W433
Net assets (3/31/2005)	$1.90 million
Combined total expense ratio	0.61%†

1 Please see page eight of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 3/31/2005)

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 19

2025 Fund |  Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2005	Ticker symbol: TCLFX

Total return*
since inception[1]

2025 Fund	6.50%
Benchmark:
2025 Fund Composite Index	6.19
Benchmark components (percentage of composite index):
Russell 1000® Value Index[2] (24%)	10.99
Russell 1000 Growth Index[2] (24%)	6.20
Lehman Brothers U.S. TIPS Index (18%)	1.59
Lehman Brothers U.S. Aggregate Index (18%)	–0.21
MSCI EAFE® Index[3] (8%)	14.05
Dow Jones Wilshire Real Estate Securities Index (4%)	5.58
Russell 2000® Index[2] (4%)	9.50
Peer group:
Morningstar Moderate Allocation	5.88

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

20 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $10,650 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2005)

		Percent of
	Target	invested
Underlying funds	allocation	assets

Large-Cap Value Fund	24.0%	24.1%
Growth Equity Fund	24.0	24.1
Inflation-Linked Bond Fund	18.0	17.3
Bond Fund	18.0	17.2
International Equity Fund	8.0	7.9
Real Estate
Securities Fund	4.0	4.0
Small-Cap Equity Fund	4.0	4.0
Short-term Investments	0.0	1.4

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W425
Net assets (3/31/2005)	$2.86 million
Combined total expense ratio	0.61%†

1 Please see page eight of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 3/31/2005)

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 21

2030 Fund |  Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2005	Ticker symbol: TCLNX

Total return*
since inception[1]

2030 Fund	6.47%
Benchmark:
2030 Fund Composite Index	6.62
Benchmark components (percentage of composite index):
Russell 1000® Value Index[2] (26%)	10.99
Russell 1000 Growth Index[2] (26%)	6.20
Lehman Brothers U.S. TIPS Index (15%)	1.59
Lehman Brothers U.S. Aggregate Index (15%)	–0.21
MSCI EAFE® Index[3] (9%)	14.05
Dow Jones Wilshire Real Estate Securities Index (5%)	5.58
Russell 2000® Index[2] (4%)	9.50
Peer group:
Morningstar Moderate Allocation	5.88

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

22 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $10,647 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2005)

		Percent of
	Target	invested
Underlying funds	allocation	assets

Large-Cap Value Fund	26.0%	25.8%
Growth Equity Fund	26.0	25.6
Inflation-Linked Bond Fund	15.0	14.7
Bond Fund	15.0	14.6
International Equity Fund	9.0	8.6
Real Estate
Securities Fund	5.0	4.3
Small-Cap Equity Fund	4.0	4.3
Short-term Investments	0.0	2.1

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W417
Net assets (3/31/2005)	$1.88 million
Combined total expense ratio	0.61%†

1 Please see page eight of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 3/31/2005)

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 23

2035 Fund |  Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2005	Ticker symbol: TCLRX

Total return*
since inception[1]

2035 Fund	7.26%
Benchmark:
2035 Fund Composite Index	7.05
Benchmark components (percentage of composite index):
Russell 1000® Growth Index[2] (28%)	6.20
Russell 1000 Value Index[2] (28%)	10.99
Lehman Brothers U.S. Aggregate Index (13%)	–0.21
Lehman Brothers U.S. TIPS Index (12%)	1.59
MSCI EAFE® Index[3] (9%)	14.05
Dow Jones Wilshire Real Estate Securities Index (5%)	5.58
Russell 2000® Index[2] (5%)	9.50
Peer group:
Morningstar Large Blend	8.25

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

24 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $10,726 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2005)

		Percent of
	Target	invested
Underlying funds	allocation	assets

Growth Equity Fund	28.0%	27.5%
Large-Cap Value Fund	28.0	27.4
Bond Fund	13.0	12.3
Inflation-Linked Bond Fund	12.0	12.3
International Equity Fund	9.0	8.9
Real Estate
Securities Fund	5.0	4.6
Small-Cap Equity Fund	5.0	4.6
Short-term Investments	0.0	2.4

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W391
Net assets (3/31/2005)	$1.43 million
Combined total expense ratio	0.61%†

1 Please see page eight of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 3/31/2005)

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 25

2040 Fund |  Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2005	Ticker symbol: TCLOX

Total return*
since inception[1]

2040 Fund	7.40%
Benchmark:
2040 Fund Composite Index	7.48
Benchmark components (percentage of composite index):
Russell 1000® Growth Index[2] (30%)	6.20
Russell 1000 Value Index[2] (30%)	10.99
Lehman Brothers U.S. Aggregate Index (10%)	–0.21
Lehman Brothers U.S. TIPS Index (10%)	1.59
MSCI EAFE® Index[3] (10%)	14.05
Russell 2000® Index[2] (5%)	9.50
Dow Jones Wilshire Real Estate Securities Index (5%)	5.58
Peer group:
Morningstar Large Blend	8.25

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

26 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $10,740 as of March 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2005)

		Percent of
	Target	invested
Underlying funds	allocation	assets

Growth Equity Fund	30.0%	29.5%
Large-Cap Value Fund	30.0	29.2
Bond Fund	10.0	9.8
Inflation-Linked Bond Fund	10.0	9.8
International Equity Fund	10.0	9.6
Small-Cap Equity Fund	5.0	4.9
Real Estate
Securities Fund	5.0	4.8
Short-term Investments	0.0	2.4

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W383
Net assets (3/31/2005)	$1.45 million
Combined total expense ratio	0.61%†

1 Please see page eight of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 3/31/2005)

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 27

2010 Fund |	Portfolio of investments (unaudited) March 31, 2005

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
TIAA-CREF Institutional Bond Fund—Institutional Class	64,540	$650,568	25.05%
TIAA-CREF Institutional Growth Equity Fund—
Institutional Class	73,997	479,503	18.47
TIAA-CREF Institutional Inflation-Linked Bond Fund—
Institutional Class	60,992	652,609	25.13
TIAA-CREF Institutional International Equity Fund—
Institutional Class	14,545	160,723	6.19
TIAA-CREF Institutional Large-Cap Value Fund—Institutional Class	34,541	478,045	18.41
TIAA-CREF Institutional Real Estate Securities Fund—
Institutional Class	6,058	79,422	3.06
TIAA-CREF Institutional Small-Cap Equity Fund—
Institutional Class	5,405	79,182	3.05

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $2,630,832)	2,580,052	99.36

TOTAL PORTFOLIO	(Cost $2,630,832)	2,580,052	99.36%
OTHER ASSETS AND LIABILITIES, NET		16,712	0.64

NET ASSETS		2,596,764	100.00%

28 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

2015 Fund |	Portfolio of investments (unaudited) March 31, 2005

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
TIAA-CREF Institutional Bond Fund—Institutional Class	93,759	$945,088	22.46%
TIAA-CREF Institutional Growth Equity Fund—
Institutional Class	130,656	846,654	20.13
TIAA-CREF Institutional Inflation-Linked Bond Fund—
Institutional Class	88,668	948,750	22.55
TIAA-CREF Institutional International Equity Fund—
Institutional Class	26,659	294,581	7.00
TIAA-CREF Institutional Large-Cap Value Fund—Institutional Class	62,749	868,440	20.64
TIAA-CREF Institutional Real Estate Securities Fund—
Institutional Class	10,874	142,561	3.39
TIAA-CREF Institutional Small-Cap Equity Fund—
Institutional Class	9,637	141,187	3.36

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $4,297,145)	4,187,261	99.53

TOTAL PORTFOLIO	(Cost $4,297,145)	4,187,261	99.53%
OTHER ASSETS AND LIABILITIES, NET		19,783	0.47

NET ASSETS		$4,207,044	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 29

2020 Fund |	Portfolio of investments (unaudited) March 31, 2005

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
TIAA-CREF Institutional Bond Fund—Institutional Class	37,353	$376,515	19.77%
TIAA-CREF Institutional Growth Equity Fund—Institutional Class	64,566	418,388	21.97
TIAA-CREF Institutional Inflation-Linked Bond Fund—
Institutional Class	35,309	377,802	19.84
TIAA-CREF Institutional International Equity Fund—
Institutional Class	12,682	140,137	7.36
TIAA-CREF Institutional Large-Cap Value Fund—Institutional Class	30,359	420,171	22.07
TIAA-CREF Institutional Real Estate Securities Fund—
Institutional Class	5,329	69,868	3.67
TIAA-CREF Institutional Small-Cap Equity Fund—
Institutional Class	4,728	69,263	3.64

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $1,887,894)	1,872,144	98.32

TOTAL PORTFOLIO	(Cost $1,887,894)	1,872,144	98.32%
OTHER ASSETS AND LIABILITIES, NET		32,071	1.68

NET ASSETS		$1,904,215	100.00%

30 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

2025 Fund |	Portfolio of investments (unaudited) March 31, 2005

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
TIAA-CREF Institutional Bond Fund—Institutional Class	48,823	$492,133	17.20%
TIAA-CREF Institutional Growth Equity Fund—Institutional Class	106,205	688,206	24.06
TIAA-CREF Institutional Inflation-Linked Bond Fund—
Institutional Class	46,257	494,951	17.30
TIAA-CREF Institutional International Equity Fund—
Institutional Class	20,531	226,865	7.93
TIAA-CREF Institutional Large-Cap Value Fund—Institutional Class	49,777	688,916	24.08
TIAA-CREF Institutional Real Estate Securities Fund—
Institutional Class	8,747	114,668	4.01
TIAA-CREF Institutional Small-Cap Equity Fund—
Institutional Class	7,848	114,980	4.02

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $2,852,257)	2,820,719	98.60

TOTAL PORTFOLIO	(Cost $2,852,257)	2,820,719	98.60%
OTHER ASSETS AND LIABILITIES, NET		40,025	1.40

NET ASSETS		$2,860,744	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 31

2030 Fund |	Portfolio of investments (unaudited) March 31, 2005

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
TIAA-CREF Institutional Bond Fund—Institutional Class	26,787	$270,011	14.39%
TIAA-CREF Institutional Growth Equity Fund—Institutional Class	72,991	472,984	25.21
TIAA-CREF Institutional Inflation-Linked Bond Fund—
Institutional Class	25,364	271,390	14.46
TIAA-CREF Institutional International Equity Fund—
Institutional Class	14,306	158,085	8.43
TIAA-CREF Institutional Large-Cap Value Fund—Institutional Class	34,457	476,891	25.42
TIAA-CREF Institutional Real Estate Securities Fund—
Institutional Class	6,050	79,311	4.23
TIAA-CREF Institutional Small-Cap Equity Fund—
Institutional Class	5,414	79,311	4.23

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $1,807,747)	1,807,983	96.37

TOTAL PORTFOLIO	(Cost $1,807,747)	1,807,983	96.37%
OTHER ASSETS AND LIABILITIES, NET		68,018	3.63

NET ASSETS		$1,876,001	100.00%

32 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

2035 Fund |	Portfolio of investments (unaudited) March 31, 2005

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
TIAA-CREF Institutional Bond Fund—Institutional Class	17,422	$175,613	12.28%
TIAA-CREF Institutional Growth Equity Fund—Institutional Class	60,849	394,305	27.57
TIAA-CREF Institutional Inflation-Linked Bond Fund—
Institutional Class	16,464	176,165	12.31
TIAA-CREF Institutional International Equity Fund—
Institutional Class	11,573	127,883	8.94
TIAA-CREF Institutional Large-Cap Value Fund—Institutional Class	28,301	391,681	27.38
TIAA-CREF Institutional Real Estate Securities Fund—
Institutional Class	4,972	65,182	4.56
TIAA-CREF Institutional Small-Cap Equity Fund—
Institutional Class	4,450	65,195	4.56

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $1,394,330)	1,396,024	97.60

TOTAL PORTFOLIO	(Cost $1,394,330)	1,396,024	97.60%
OTHER ASSETS AND LIABILITIES, NET		34,303	2.40

NET ASSETS		$1,430,327	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 33

2040 Fund |	Portfolio of investments (unaudited) March 31, 2005

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
TIAA-CREF Institutional Bond Fund—Institutional Class	14,074	$141,863	9.81%
TIAA-CREF Institutional Growth Equity Fund—Institutional Class	65,663	425,497	29.44
TIAA-CREF Institutional Inflation-Linked Bond Fund—Institutional Class	13,245	141,720	9.80
TIAA-CREF Institutional International Equity Fund—Institutional Class	12,598	139,210	9.63
TIAA-CREF Institutional Large-Cap Value Fund—Institutional Class	30,517	422,354	29.22
TIAA-CREF Institutional Real Estate Securities Fund—Institutional Class	5,341	70,016	4.84
TIAA-CREF Institutional Small-Cap Equity Fund—Institutional Class .	4,799	70,300	4.86

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $1,409,797)	1,410,960	97.60

TOTAL PORTFOLIO	(Cost $1,409,797)	1,410,960	97.60%
OTHER ASSETS AND LIABILITIES, NET		34,655	2.40

NET ASSETS		$1,445,615	100.00%

34 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

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Statements of assets and liabilities (unaudited) |	TIAA-CREF Lifecycle Funds March 31, 2005

	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund

ASSETS
Portfolio investments, at cost	$2,630,832	$4,297,145	$1,887,894	$2,852,257	$1,807,747	$1,394,330	$1,409,797
Net unrealized appreciation (depreciation) of portfolio
investments	(50,780)	(109,884)	(15,750)	(31,538)	236	1,694	1,163

Portfolio investments, at value	2,580,052	4,187,261	1,872,144	2,820,719	1,807,983	1,396,024	1,410,960
Cash	—	96	556	825	298	—	—
Receivable from Fund shares sold	16,879	21,971	31,892	39,863	67,840	34,785	35,025
Dividends and interest receivable	1,000	—	—	—	—	—	—

Total assets	2,597,931	4,209,328	1,904,592	2,861,407	1,876,121	1,430,809	1,445,985

LIABILITIES
Due to investment advisor	649	1,284	377	663	120	251	227
Due to custodian	518	—	—	—	—	231	143
Payable for securities transactions	—	1,000	—	—	—	—	—

Total liabilities	1,167	2,284	377	663	120	482	370

NET ASSETS	$2,596,764	$4,207,044	$1,904,215	$2,860,744	$1,876,001	$1,430,327	$1,445,615

NET ASSETS CONSIST OF:
Paid-in-capital	2,624,153	4,272,838	1,904,112	2,873,525	1,863,752	1,416,541	1,434,724
Distributions in excess of net investment income	(24,478)	(59,099)	(21,184)	(26,556)	(20,776)	(22,357)	(24,319)
Accumulated net realized gain on total investments	47,869	103,189	37,037	45,313	32,789	34,449	34,047
Accumulated net unrealized appreciation (depreciation)
on total investments	(50,780)	(109,884)	(15,750)	(31,538)	236	1,694	1,163

NET ASSETS	$2,596,764	$4,207,044	$1,904,215	$2,860,744	$1,876,001	$1,430,327	$1,445,615

Outstanding shares of beneficial interest, unlimited shares
authorized ($0.0001 par value)	256,497	413,560	187,062	280,443	184,582	140,225	141,892
Net asset value per share	$10.12	$10.17	$10.18	$10.20	$10.16	$10.20	$10.19

36 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 37

Statements of operations (unaudited) |	TIAA-CREF Lifecycle Funds For the period October 4, 2004 (commencement of operations) to March 31, 2005

	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund

INVESTMENT INCOME
Dividends	$29,828	$55,825	$20,727	$24,826	$16,161	$15,784	$15,665

Total Income	29,828	55,825	20,727	24,826	16,161	15,784	15,665

EXPENSES
Investment management fees	902	1,491	712	893	577	579	564
12b-1 fees	451	746	356	446	288	289	282
Service agreement fees	2,795	4,624	2,208	2,766	1,787	1,793	1,750

Net expenses	4,148	6,861	3,276	4,105	2,652	2,661	2,596

Net investment income	25,680	48,964	17,451	20,721	13,509	13,123	13,069

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON TOTAL INVESTMENTS
Net realized gain (loss) on:
Portfolio investments	1,059	535	592	234	(60)	193	(2,268)
Underlying Fund distributions	46,949	102,792	36,576	45,202	32,961	34,357	36,400

Net realized gain on total investments	48,008	103,327	37,168	45,436	32,901	34,550	34,132

Net unrealized appreciation (depreciation) on
total investments	(50,780)	(109,884)	(15,750)	(31,538)	236	1,694	1,163

Net realized and unrealized gain (loss) on total investments	(2,772)	(6,557)	21,418	13,898	33,137	36,244	35,295

Net increase in net assets resulting from operations	$22,908	$42,407	$38,869	$34,619	$46,646	$49,367	$48,364

38 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 39

Statements of changes in net assets (unaudited) |	TIAA-CREF Lifecycle Funds For the period October 4, 2004 (commencement of operations) to March 31, 2005

	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund

CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$25,680	$48,964	$17,451	$20,721	$13,509	$13,123	$13,069
Net realized gain on total investments	48,008	103,327	37,168	45,436	32,901	34,550	34,132
Net unrealized appreciation (depreciation)
on total investments	(50,780)	(109,884)	(15,750)	(31,538)	236	1,694	1,163

Net increase from operations	22,908	42,407	38,869	34,619	46,646	49,367	48,364

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(50,158)	(108,063)	(38,635)	(47,277)	(34,285)	(35,480)	(37,388)
From realized gain on total investments	(139)	(138)	(131)	(123)	(112)	(101)	(85)

Total distributions	(50,297)	(108,201)	(38,766)	(47,400)	(34,397)	(35,581)	(37,473)

SHAREHOLDER TRANSACTIONS:
Seed money subscriptions	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Subscriptions	1,574,191	3,164,652	867,788	1,849,949	849,854	395,604	404,996
Reinvestment of distributions	50,296	108,199	38,767	47,399	34,300	35,581	37,473
Redemptions	(334)	(13)	(2,443)	(23,823)	(20,402)	(14,644)	(7,745)

Net increase from shareholder transactions	2,624,153	4,272,838	1,904,112	2,873,525	1,863,752	1,416,541	1,434,724

Net increase in net assets	2,596,764	4,207,044	1,904,215	2,860,744	1,876,001	1,430,327	1,445,615

NET ASSETS
Beginning of period	—	—	—	—	—	—	—

End of period	$2,596,764	$4,207,044	$1,904,215	$2,860,744	$1,876,001	$1,430,327	$1,445,615

Distributions in excess of net investment
income included in net assets	$(24,478)	$(59,099)	$(21,184)	$(26,556)	$(20,776)	$(22,357)	$(24,319)

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	—	—	—	—	—	—	—

Seed money shares sold	100,000	100,000	100,000	100,000	100,000	100,000	100,000
Shares sold	151,641	303,117	83,557	178,141	83,298	38,245	39,066
Shares issued in reinvestment of distributions	4,888	10,444	3,738	4,562	3,292	3,405	3,579
Shares redeemed	(32)	(1)	(233)	(2,260)	(2,008)	(1,425)	(753)

Net increase in shares outstanding	256,497	413,560	187,062	280,443	184,582	140,225	141,892

Shares outstanding, end of period	256,497	413,560	187,062	280,443	184,582	140,225	141,892

40 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 41

Financial highlights (unaudited) |	TIAA-CREF Lifecycle Funds March 31, 2005

	2010 Fund		2015 Fund		2020 Fund

	For the Period	For the Period	For the Period	For the Period	For the Period	For the Period
	October 15, 2004	October 4, 2004	October 15, 2004	October 4, 2004	October 15, 2004	October 4, 2004
	(effective date of	(commencement	(effective date of	(commencement	(effective date of	(commencement
	SEC registration) to	of operations) to	SEC registration) to	of operations) to	SEC registration) to	of operations) to
	March 31, 2005 (a)	March 31, 2005 (a)	March 31, 2005 (a)	March 31, 2005 (a)	March 31, 2005 (a)	March 31, 2005 (a)

SELECTED PER SHARE DATA

Net asset value, beginning of period	$9.92	$10.00	$9.90	$10.00	$9.89	$10.00

Gain from investment operations:
Net investment income (b)	0.14	0.14	0.16	0.16	0.12	0.12
Net realized and unrealized gain
on total investments	0.33	0.25	0.40	0.30	0.47	0.36

Total gain from investment operations	0.47	0.39	0.56	0.46	0.59	0.48

Less distributions from:
Net investment income	(0.27)	(0.27)	(0.29)	(0.29)	(0.30)	(0.30)
Net realized gains	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Total distributions	(0.27)	(0.27)	(0.29)	(0.29)	(0.30)	(0.30)

Net asset value, end of period	$10.12	$10.12	$10.17	$10.17	$10.18	$10.18

TOTAL RETURN	4.69%	3.85%	5.56%	4.50%	5.95%	4.78%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$2,597	$2,597	$4,207	$4,207	$1,904	$1,904
Ratio of expenses to average net assets (d)	0.21%	0.22%	0.21%	0.22%	0.21%	0.22%
Ratio of net investment income
to average net assets	1.35%	1.39%	1.54%	1.60%	1.18%	1.19%
Portfolio turnover rate	1.73%	1.73%	0.88%	0.88%	1.83%	1.83%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01 per share.
(d)	Does not include expenses of underlying TIAA-CREF Institutional Mutual Funds.

42 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 43

Financial highlights (unaudited) |	TIAA-CREF Lifecycle Funds March 31, 2005	continued

	2025 Fund		2030 Fund		2035 Fund

	For the Period	For the Period	For the Period	For the Period	For the Period	For the Period
	October 15, 2004	October 4, 2004	October 15, 2004	October 4, 2004	October 15, 2004	October 4, 2004
	(effective date of	(commencement	(effective date of	(commencement	(effective date of	(commencement
	SEC registration) to	of operations) to	SEC registration) to	of operations) to	SEC registration) to	of operations) to
	March 31, 2005 (a)	March 31, 2005 (a)	March 31, 2005 (a)	March 31, 2005 (a)	March 31, 2005 (a)	March 31, 2005 (a)

SELECTED PER SHARE DATA

Net asset value, beginning of period	$9.87	$10.00	$9.85	$10.00	$9.83	$10.00

Gain from investment operations:
Net investment income (b)	0.11	0.12	0.12	0.12	0.11	0.11
Net realized and unrealized gain
on total investments	0.54	0.40	0.52	0.37	0.61	0.44

Total gain from investment operations	0.65	0.52	0.64	0.49	0.72	0.55

Less distributions from:
Net investment income	(0.32)	(0.32)	(0.33)	(0.33)	(0.35)	(0.35)
Net realized gains	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)

Total distributions	(0.32)	(0.32)	(0.33)	(0.33)	(0.35)	(0.35)

Net asset value, end of period	$10.20	$10.20	$10.16	$10.16	$10.20	$10.20

TOTAL RETURN	6.50%	5.12%	6.47%	4.87%	7.26%	5.44%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$2,861	$2,861	$1,876	$1,876	$1,430	$1,430
Ratio of expenses to average net assets (d)	0.21%	0.22%	0.21%	0.22%	0.21%	0.22%
Ratio of net investment income
to average net assets	1.11%	1.13%	1.14%	1.14%	1.10%	1.11%
Portfolio turnover rate	2.67%	2.67%	5.21%	5.21%	5.57%	5.57%

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.
(c) Amount represents less than $0.01 per share.
(d) Does not include expenses of underlying TIAA-CREF Institutional Mutual Funds.

44 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 45

Financial highlights (unaudited) |	TIAA-CREF Lifecycle Funds March 31, 2005	concluded

	2040 Fund

	For the Period	For the Period
	October 15, 2004	October 4, 2004
	(effective date of	(commencement
	SEC registration) to	of operations) to
	March 31, 2005 (a)	March 31, 2005 (a)

SELECTED PER SHARE DATA

Net asset value, beginning of period	$9.82	$10.00

Gain from investment operations:
Net investment income (b)	0.12	0.12
Net realized and unrealized gain
on total investments	0.62	0.44

Total gain from investment operations	0.74	0.56

Less distributions from:
Net investment income	(0.37)	(0.37)
Net realized gains	— (c)	— (c)

Total distributions	(0.37)	(0.37)

Net asset value, end of period	$10.19	$10.19

TOTAL RETURN	7.40%	5.47%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$1,446	$1,446
Ratio of expenses to average net assets (d)	0.21%	0.22%
Ratio of net investment income
to average net assets	1.13%	1.13%
Portfolio turnover rate	10.42%	10.42%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

(d)	Does not include expenses of underlying TIAA-CREF Institutional Mutual Funds.

46 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)  | TIAA-CREF Lifecycle Funds

Note 1—significant accounting policies

TIAA-CREF Lifecycle Funds (“Lifecycle Funds”), comprise seven of the thirty Funds that are offered by TIAA-CREF Institutional Mutual Funds (“Underlying Funds”), a Delaware statutory trust, that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end management investment company. The seven Lifecycle Funds (each referred to as a “Fund”) are 2010, 2015, 2020, 2025, 2030, 2035 and 2040. Each Fund commenced operations on October 4, 2004 with a seed money investment of $1,000,000 by Teachers Insurance and Annuity Association of America (“TIAA”). At March 31, 2005, TIAA had remaining seed money investment in the Funds as follows:

TIAA
Investments
Fund	in Funds

2010	$1,038,489
2015	1,045,016
2020	1,047,801
2025	1,051,159
2030	1,048,719
2035	1,054,379
2040	1,054,657

Each Fund is a “fund of funds” that diversifies its assets by investing in the Institutional Class shares of the Underlying Funds. The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. TPIS offers the Funds’ shares to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, FSB, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc.(“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds. The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds.

Valuation of investments: Net asset value is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the Underlying Funds is based on their net asset values as of the close of business on the valuation date.

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 47

Notes to financial statements (unaudited)	continued

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned. Dividends and distributions from the Underlying Funds or other securities are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Distributions to shareholders: Distributions from net investment income and from realized gains, if any, are declared and paid annually for each of the Funds.

Income taxes: The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute substantially all taxable income each year and comply with various other Code requirements.

Note 2—management agreements

Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Under the terms of a Service Agreement, each Fund pays Advisors a monthly fee based on the average daily net assets of each Fund for providing transfer agency, accounting and administration services. Under the terms of a Distribution Plan, each Fund pays TPIS a monthly fee for the promotion and distribution of its shares, based on the average daily net assets of each Fund. Advisors and TPIS will receive the following annual percentages of each Fund’s average daily net assets for investment management, service agreement and distribution fees:

	Investment	Service
Fund	Management Fee	Agreement Fee	Distribution Fee (12b-1)

2010	0.10%	0.31%	0.05%
2015	0.10%	0.31%	0.05%
2020	0.10%	0.31%	0.05%
2025	0.10%	0.31%	0.05%
2030	0.10%	0.31%	0.05%
2035	0.10%	0.31%	0.05%
2040	0.10%	0.31%	0.05%

48 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Notes to financial statements (unaudited)	continued

Note 3—investments

At March 31, 2005, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Appreciation	Depreciation	(Depreciation)

2010	$2,470	$ 53,250	$ (50,780)
2015	—	109,884	(109,884)
2020	4,318	20,068	(15,750)
2025	4,293	35,831	(31,538)
2030	8,684	8,448	236
2035	8,704	7,010	1,694
2040	7,973	6,810	1,163

The following is information about the holdings of the TIAA-CREF Lifecycle Funds in the TIAA-CREF Institutional Mutual Funds as of March 31, 2005:

			Inflation-		Large-	Real	Small-
		Growth	Linked		Cap	Estate	Cap
	Bond	Equity	Bond	International	Value	Securities	Equity
	Fund	Fund	Fund	Equity Fund	Fund	Fund	Fund

Number of Shares
Held in the Underlying Fund:
2010	64,540	73,997	60,992	14,545	34,541	6,058	5,405
2015	93,759	130,656	88,668	26,659	62,749	10,874	9,637
2020	37,353	64,566	35,309	12,682	30,359	5,329	4,728
2025	48,823	106,205	46,257	20,531	49,777	8,747	7,848
2030	26,787	72,991	25,364	14,306	34,457	6,050	5,414
2035	17,422	60,849	16,464	11,573	28,301	4,972	4,450
2040	14,074	65,663	13,245	12,598	30,517	5,341	4,799
% of Total Shares
Outstanding in
the Underlying Fund:
2010	0.05%	0.46%	0.17%	0.03%	0.32%	0.04%	0.09%
2015	0.08%	0.81%	0.25%	0.05%	0.58%	0.07%	0.15%
2020	0.03%	0.40%	0.10%	0.02%	0.28%	0.03%	0.07%
2025	0.04%	0.66%	0.13%	0.04%	0.46%	0.06%	0.12%
2030	0.02%	0.45%	0.07%	0.03%	0.32%	0.04%	0.09%
2035	0.01%	0.38%	0.05%	0.02%	0.26%	0.03%	0.07%
2040	0.01%	0.41%	0.04%	0.02%	0.28%	0.03%	0.08%

2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	| 49

Notes to financial statements (unaudited)	concluded

Purchases and sales of securities, other than short-term money market instruments, for the Funds, for the period ended March 31, 2005, were as follows:

	Non-Government	Non-Government
Fund	Purchases	Sales

2010	$2,663,577	$33,803
2015	4,324,592	27,982
2020	1,914,855	27,554
2025	2,903,764	51,740
2030	1,874,065	66,257
2035	1,461,338	67,201
2040	1,535,768	123,703

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds.

Note 5—distributions to shareholders

The tax character of the fiscal year 2005 distributions will be determined at the end of the fiscal year.

Note 6—line of credit

Each of the Funds participate in a $2.25 billion unsecured revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. During the period ended March 31, 2005, there were no borrowings under this credit facility by the Funds.

50 |	2005 Semiannual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

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HOW TO REACH US

TIAA-CREF WEB CENTER	PLANNING AND SERVICE CENTER
Account performance, personal account	TIAA-CREF Mutual Funds, after-tax annuities
information and transactions, product	and life insurance
descriptions, and information about invest-	800 223-1200
ment choices and income options	8 a.m. to 10 p.m. ET, Monday–Friday
www.tiaa-cref.org	9 a.m. to 6 p.m. ET, Saturday
24 hours a day, 7 days a week
FOR HEARING- OR SPEECH-IMPAIRED
AUTOMATED TELEPHONE SERVICE	PARTICIPANTS
Check account performance and accumula-
800 842-2755
tion balances, change allocations, transfer
8 a.m. to 10 p.m. ET, Monday–Friday
funds and verify credited premiums.
9 a.m. to 6 p.m. ET, Saturday
800 842-2776
24 hours a day, 7 days a week	TIAA-CREF TRUST COMPANY, FSB
Asset management, trust administration,
TELEPHONE COUNSELING CENTER	estate planning, planned giving and
Retirement saving and planning, income	endowment management
options and payments, and tax reporting
888 842-9001
800 842-2776	8 a.m. to 5 p.m. CT, Monday–Friday
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday	TIAA-CREF TUITION FINANCING, INC.
Tuition financing programs
888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2005 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF),
New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper	A11014
C33466	05/05

Item 2. Code of Ethics.

     The Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the “Registrant”) has a code of ethics for senior financial officers, including its principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

     During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

Item 6. Statement of Investments (Investments in Securities of Unaffiliated Issuers).

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
GROWTH EQUITY FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.88%

APPAREL AND OTHER TEXTILE PRODUCTS - 0.67%
17,988		Polo Ralph Lauren Corp	$697,934

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	697,934

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.70%
12,794		Lowe's Cos	730,409

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	730,409

BUSINESS SERVICES - 10.10%
15,625		Adobe Systems, Inc	1,049,531
33,584		Automatic Data Processing, Inc	1,509,601
200	*	DST Systems, Inc	9,236
15,861	*	Electronic Arts, Inc	821,283
4,429		Equifax, Inc	135,926
6,646	*	Google, Inc (Class A)	1,199,669
190	*	IAC/InterActiveCorp Wts 02/04/09	3,969
24,231	*	McAfee, Inc	546,651
9,644	*	Mercury Interactive Corp	456,933
75,858		Microsoft Corp	1,833,488
33,217	*	Oracle Corp	414,548
24,986		SAP AG. (Spon ADR)	1,001,439
100		Servicemaster Co	1,350
440	*	SoftBrands, Inc	781
7,105		Waste Management, Inc	204,979
100	*	Westwood One, Inc	2,035
40,903	*	Yahoo!, Inc	1,386,612

		TOTAL BUSINESS SERVICES	10,578,031

CHEMICALS AND ALLIED PRODUCTS - 16.02%
1,245		Abbott Laboratories	58,042
17,349	*	Amgen, Inc	1,009,885
3,050		Colgate-Palmolive Co	159,119
10,032	*	Forest Laboratories, Inc	370,682
16,779	*	Genentech, Inc	949,859
15,382	*	Gilead Sciences, Inc	550,676
56,057		Gillette Co	2,829,757
10,357	*	IVAX Corp	204,758
21,874		Lilly (Eli) & Co	1,139,635
11,562		Merck & Co, Inc	374,262
9,647		Monsanto Co	622,231
100		Mylan Laboratories, Inc	1,772

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

98,725		Pfizer, Inc	$2,593,506
45,640		Procter & Gamble Co	2,418,920
84,825		Schering-Plough Corp	1,539,574
21,555	*	Sepracor, Inc	1,237,473
22,825		Teva Pharmaceutical Industries Ltd (Spon ADR)	707,575

		TOTAL CHEMICALS AND ALLIED PRODUCTS	16,767,726

COMMUNICATIONS - 1.23%
100	*	Cablevision Systems Corp (Class A)	2,805
100	*	Citadel Broadcasting Corp	1,373
100		Clear Channel Communications, Inc	3,447
100	*	Cox Radio, Inc (Class A)	1,681
300	*	DIRECTV Group, Inc	4,326
100		EchoStar Communications Corp (Class A)	2,925
900	*	Level 3 Communications, Inc	1,854
7,181	*	Nextel Communications, Inc (Class A)	204,084
100	*	NII Holdings, Inc (Class B)	5,750
46,388		Sprint Corp	1,055,327
100	*	U.S. Cellular Corp	4,563
300	b*	U.S. Wireless Corp	-
100	*	Univision Communications, Inc (Class A)	2,769

		TOTAL COMMUNICATIONS	1,290,904

DEPOSITORY INSTITUTIONS - 0.08%
1,848		Fifth Third Bancorp	79,427
12		Golden West Financial Corp	726
153		W Holding Co, Inc	1,541

		TOTAL DEPOSITORY INSTITUTIONS	81,694

EATING AND DRINKING PLACES - 0.39%
11,238	*	Brinker International, Inc	407,040
100		Yum! Brands, Inc	5,181

		TOTAL EATING AND DRINKING PLACES	412,221

EDUCATIONAL SERVICES - 1.00%
30,481	*	Career Education Corp	1,044,279

		TOTAL EDUCATIONAL SERVICES	1,044,279

ELECTRIC, GAS, AND SANITARY SERVICES - 0.79%
4,381		Dominion Resources, Inc	326,078
6,739		Exelon Corp	309,253
5,683		PG&E Corp	193,790

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	829,121

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 10.54%
100	*	CIENA Corp	$172
100	*	Gemstar-TV Guide International, Inc	435
1,944		General Electric Co	70,101
3,111		Harman International Industries, Inc	275,199
88,094		Intel Corp	2,046,424
200	*	JDS Uniphase Corp	334
14,925	*	Marvell Technology Group Ltd	572,224
13,673		Maxim Integrated Products, Inc	558,816
6,763		Maytag Corp	94,479
103,261		Motorola, Inc	1,545,817
63,128		National Semiconductor Corp	1,301,068
49	*	Nortel Networks Corp (U.S.)	134
26,009	*	Novellus Systems, Inc	695,220
67,925		Qualcomm, Inc	2,489,451
100		Rockwell Collins, Inc	4,759
100	*	Sanmina-SCI Corp	522
45,812		Taiwan Semiconductor Manufacturing Co Ltd (Spon ADR)	388,486
33,988		Xilinx, Inc	993,469

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	11,037,110

ENGINEERING AND MANAGEMENT SERVICES - 1.25%
22,728	*	Accenture Ltd (Class A)	548,881
17,367		Halliburton Co	751,123
100		Moody's Corp	8,086

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,308,090

FABRICATED METAL PRODUCTS - 0.61%
7,155		Illinois Tool Works, Inc	640,587

		TOTAL FABRICATED METAL PRODUCTS	640,587

FOOD AND KINDRED PRODUCTS - 3.97%
4,094		Anheuser-Busch Cos, Inc	194,015
7,010		Campbell Soup Co	203,430
14,221		Coca-Cola Co	592,589
15,187	*	Constellation Brands, Inc (Class A)	802,937
100		Hershey Foods Corp	6,046
44,254		PepsiCo, Inc	2,346,789
100		Wrigley (Wm.) Jr Co	6,557

		TOTAL FOOD AND KINDRED PRODUCTS	4,152,363

FURNITURE AND FIXTURES - 0.06%
1,209		Hillenbrand Industries, Inc	67,063

		TOTAL FURNITURE AND FIXTURES	67,063

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

FURNITURE AND HOMEFURNISHINGS STORES - 1.40%
40,013	*	Bed Bath & Beyond, Inc	$1,462,075

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,462,075

GENERAL MERCHANDISE STORES - 4.50%
100		Costco Wholesale Corp	4,418
31,761	*	Kohl's Corp	1,639,820
37,384		Target Corp	1,869,948
23,796		Wal-Mart Stores, Inc	1,192,418

		TOTAL GENERAL MERCHANDISE STORES	4,706,604

HEALTH SERVICES - 2.78%
16,329	*	Express Scripts, Inc	1,423,726
37,578		Health Management Associates, Inc (Class A)	983,792
10,054	*	Medco Health Solutions, Inc	498,377

		TOTAL HEALTH SERVICES	2,905,895

HOLDING AND OTHER INVESTMENT OFFICES - 0.92%
20,338		iShares Russell 1000 Growth Index Fund	953,242
6	v*	Pinnacle Holdings, Inc Wts 11/02/07	-
100		Regency Centers Corp	4,763
100		Ventas, Inc	2,496

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	960,501

HOTELS AND OTHER LODGING PLACES - 1.85%
4,391	*	Las Vegas Sands Corp	197,595
28,972		Starwood Hotels & Resorts Worldwide, Inc	1,739,189

		TOTAL HOTELS AND OTHER LODGING PLACES	1,936,784

INDUSTRIAL MACHINERY AND EQUIPMENT - 12.68%
30,718		3M Co	2,632,225
8,764	*	Apple Computer, Inc	365,196
66,765		Applied Materials, Inc	1,084,931
19,344		Baker Hughes, Inc	860,615
803		Caterpillar, Inc	73,426
219,817	*	Cisco Systems, Inc	3,932,526
1,511	*	Cooper Cameron Corp	86,444
77,887	*	Dell, Inc	2,992,419
8,598		Eaton Corp	562,309
14,355	*	EMC Corp	176,854
18,200	*	Network Appliance, Inc	503,412

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	13,270,357

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

INSTRUMENTS AND RELATED PRODUCTS - 6.25%
11,138		Biomet, Inc	$404,309
100	*	Boston Scientific Corp	2,929
12,393		Guidant Corp	915,843
39,624		Medtronic, Inc	2,018,843
51,194	*	St. Jude Medical, Inc	1,842,984
17,468	*	Zimmer Holdings, Inc	1,359,185

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	6,544,093

INSURANCE AGENTS, BROKERS AND SERVICE - 0.70%
24,227		Marsh & McLennan Cos, Inc	736,985

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	736,985

INSURANCE CARRIERS - 2.54%
12,088		Aetna, Inc	905,996
15,756		American International Group, Inc	873,040
9,558		Progressive Corp	877,042

		TOTAL INSURANCE CARRIERS	2,656,078

MISCELLANEOUS RETAIL - 1.90%
28,052	*	eBay, Inc	1,045,218
100	*	Rite Aid Corp	396
29,975		Staples, Inc	942,114

		TOTAL MISCELLANEOUS RETAIL	1,987,728

MOTION PICTURES - 2.67%
15,482	*	DreamWorks Animation SKG, Inc (Class A)	630,272
400	*	Liberty Media Corp (Class A)	4,148
73,494		News Corp (Class A)	1,243,519
51,507	*	Time Warner, Inc	903,948
300		Walt Disney Co	8,619

		TOTAL MOTION PICTURES	2,790,506

NONDEPOSITORY INSTITUTIONS - 4.11%
40,283		American Express Co	2,069,338
15,869		Fannie Mae	864,067
3,377		Freddie Mac	213,426
47,014		MBNA Corp	1,154,194

		TOTAL NONDEPOSITORY INSTITUTIONS	4,301,025

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

OIL AND GAS EXTRACTION - 0.43%
220	*	Magnum Hunter Resources, Inc	$3,544
3,007		Pogo Producing Co	148,065
7,757		Tidewater, Inc	301,437

		TOTAL OIL AND GAS EXTRACTION	453,046

PETROLEUM AND COAL PRODUCTS - 0.14%
2,539		ExxonMobil Corp	151,324

		TOTAL PETROLEUM AND COAL PRODUCTS	151,324

PRINTING AND PUBLISHING - 0.02%
100		Belo (A.H.) Corp Series A	2,414
100		EW Scripps Co	4,875
100		Harte-Hanks, Inc	2,756
100		McGraw-Hill Cos, Inc	8,725

		TOTAL PRINTING AND PUBLISHING	18,770

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.00%
500	b*	Uniroyal Technology Corp	2

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	2

SECURITY AND COMMODITY BROKERS - 1.53%
9,515		Goldman Sachs Group, Inc	1,046,555
9,771		Morgan Stanley	559,390

		TOTAL SECURITY AND COMMODITY BROKERS	1,605,945

TRANSPORTATION BY AIR - 0.44%
32,225		Southwest Airlines Co	458,884

		TOTAL TRANSPORTATION BY AIR	458,884

TRANSPORTATION EQUIPMENT - 1.70%
3,507		General Dynamics Corp	375,424
9,706		Northrop Grumman Corp	523,930
100		United Defense Industries, Inc	7,342
8,599		United Technologies Corp	874,174

		TOTAL TRANSPORTATION EQUIPMENT	1,780,870

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

TRUCKING AND WAREHOUSING - 0.46%
6,640		United Parcel Service, Inc (Class B)	$482,994

		TOTAL TRUCKING AND WAREHOUSING	482,994

WATER TRANSPORTATION - 1.48%
14,795		Carnival Corp	766,529
17,469		Royal Caribbean Cruises Ltd	780,689

		TOTAL WATER TRANSPORTATION	1,547,218

WHOLESALE TRADE-DURABLE GOODS - 3.84%
59,924		Johnson & Johnson	4,024,496

		TOTAL WHOLESALE TRADE-DURABLE GOODS	4,024,496

WHOLESALE TRADE-NONDURABLE GOODS - 0.13%
100		Brown-Forman Corp (Class B)	5,475
3,611		Sysco Corp	129,274

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	134,749

		TOTAL COMMON STOCKS	104,554,461
		(Cost $106,430,386)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.39%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.39%
$410,000		Federal Home Loan Bank (FHLB), 2.400%, 04/01/05	409,970

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	409,970

		TOTAL SHORT-TERM INVESTMENTS	409,970
		(Cost $410,000)

		TOTAL PORTFOLIO - 100.27%	104,964,431
		(Cost $106,840,386)

		OTHER ASSETS AND LIABILITIES, NET - (0.27%)	(284,663)

		NET ASSETS - 100.00%	$104,679,768

	*	Non-income producing
	b	In bankruptcy
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
GROWTH & INCOME FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.59%

APPAREL AND ACCESSORY STORES - 0.85%
51,300		Gap, Inc	$1,120,392
39,900	*	Payless Shoesource, Inc	630,021
40,100		TJX Cos, Inc	987,663

		TOTAL APPAREL AND ACCESSORY STORES	2,738,076

APPAREL AND OTHER TEXTILE PRODUCTS - 0.11%
6,000		VF Corp	354,840

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	354,840

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.85%
70,620		Home Depot, Inc	2,700,509
2,000		Louisiana-Pacific Corp	50,280

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	2,750,789

BUSINESS SERVICES - 6.89%
26,321		Acxiom Corp	550,898
10,107	*	Alliance Data Systems Corp	408,323
2,365	*	Aspect Communications Corp	24,620
26,000	*	BMC Software, Inc	390,000
57,300		Cendant Corp	1,176,942
12,500		Computer Associates International, Inc	338,750
22,228	*	Computer Sciences Corp	1,019,154
28,300		Deluxe Corp	1,128,038
81,217	*	Earthlink, Inc	730,953
25,200		First Data Corp	990,612
6,365	*	Fiserv, Inc	253,327
1,997	*	Intrado, Inc	24,563
4,670	*	Ipass, Inc	28,580
298,200		Microsoft Corp	7,207,494
106,100	*	Oracle Corp	1,324,128
51,224	*	Parametric Technology Corp	286,342
17,592	*	Pixar	1,716,100
18,874	*	Rent-A-Center, Inc	515,449
341,494	*	Sun Microsystems, Inc	1,379,636
8,560	*	SunGard Data Systems, Inc	295,320
22,021	*	Symantec Corp	469,708
1,652	*	TeleTech Holdings, Inc	21,344
4,600		Total System Services, Inc	114,954
96,328	*	Unisys Corp	680,076

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

12,292	*	Veritas Software Corp	$285,420
14,921		Waste Management, Inc	430,471
14,320	*	Yahoo!, Inc	485,448

		TOTAL BUSINESS SERVICES	22,276,650

CHEMICALS AND ALLIED PRODUCTS - 8.31%
28,234		Abbott Laboratories	1,316,269
1,920		Allergan, Inc	133,382
27,200		Alpharma, Inc (Class A)	335,104
55,780	*	Amgen, Inc	3,246,954
1,400	*	Barr Pharmaceuticals, Inc	68,362
2,600	*	Biogen Idec, Inc	89,726
13,015		Bristol-Myers Squibb Co	331,362
21,400		Clorox Co	1,347,986
6,641	*	Connetics Corp	167,951
25,829	*	Forest Laboratories, Inc	954,382
5,930	*	Gilead Sciences, Inc	212,294
29,420		Gillette Co	1,485,122
23,633		H.B. Fuller Co	685,357
7,900	*	Hospira, Inc	254,933
1,915	*	ImClone Systems, Inc	66,067
3,661		Lilly (Eli) & Co	190,738
6,000		MacDermid, Inc	195,000
96,800		Merck & Co, Inc	3,133,416
5,200		Monsanto Co	335,400
236,700		Pfizer, Inc	6,218,109
11,300		PPG Industries, Inc	808,176
85,900		Procter & Gamble Co	4,552,700
5,400	*	Scotts Miracle-Gro Co (Class A)	379,242
3,294		Sigma-Aldrich Corp	201,757
3,900		Wyeth	164,502

		TOTAL CHEMICALS AND ALLIED PRODUCTS	26,874,291

COMMUNICATIONS - 4.32%
6,600		Alltel Corp	362,010
76,127		AT&T Corp	1,427,381
13,400	*	Avaya, Inc	156,512
14,200		BellSouth Corp	373,318
2,953	*	Boston Communications Group	21,025
100		CenturyTel, Inc	3,284
6,600	*	Cincinnati Bell, Inc	28,050
700	*	Citadel Broadcasting Corp	9,611
41,446	*	Comcast Corp (Class A)	1,400,046
37,400	*	Lucent Technologies, Inc	102,850
32,113	*	Nextel Communications, Inc (Class A)	912,652
37,747	*	Premiere Global Services, Inc	427,296
95,018		SBC Communications, Inc	2,250,976
62,751		Sprint Corp	1,427,585
600	*	UnitedGlobalcom, Inc (Class A)	5,676
81,931		Verizon Communications, Inc	2,908,551
61,582		Viacom, Inc (Class B)	2,144,901

		TOTAL COMMUNICATIONS	13,961,724

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

DEPOSITORY INSTITUTIONS - 9.63%
155,086		Bank of America Corp	$6,839,293
17,778		Bank of New York Co, Inc	516,451
187,443		Citigroup, Inc	8,423,688
13,461		Fifth Third Bancorp	578,554
114,311		JPMorgan Chase & Co	3,955,161
1,700		Mellon Financial Corp	48,518
6,193		National City Corp	207,465
43,594		North Fork Bancorp, Inc	1,209,298
3,700		PNC Financial Services Group, Inc	190,476
8,200		SunTrust Banks, Inc	590,974
62,229		U.S. Bancorp	1,793,440
50,600		Wachovia Corp	2,576,046
70,143		Wells Fargo & Co	4,194,551

		TOTAL DEPOSITORY INSTITUTIONS	31,123,915

EATING AND DRINKING PLACES - 0.53%
20,000		Darden Restaurants, Inc	613,600
35,196		McDonald's Corp	1,096,003

		TOTAL EATING AND DRINKING PLACES	1,709,603

EDUCATIONAL SERVICES - 0.06%
5,300	*	Career Education Corp	181,578

		TOTAL EDUCATIONAL SERVICES	181,578

ELECTRIC, GAS, AND SANITARY SERVICES - 2.60%
4,300		Ameren Corp	210,743
20,111		American Electric Power Co, Inc	684,981
1,800		Centerpoint Energy, Inc	21,654
3,125		Consolidated Edison, Inc	131,812
18,135		Dominion Resources, Inc	1,349,788
10,000		DTE Energy Co	454,800
14,800		Duke Energy Corp	414,548
1,800		Entergy Corp	127,188
22,066		Exelon Corp	1,012,609
31,915		FirstEnergy Corp	1,338,834
2,552		FPL Group, Inc	102,463
8,642		Progress Energy, Inc	362,532
200	v*	Progress Energy, Inc (Cvo)	2
7,326		Public Service Enterprise Group, Inc	398,461
17,400		Republic Services, Inc	582,552
38,557		Southern Co	1,227,269

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	8,420,236

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.76%
1,031		American Power Conversion Corp	$26,919
12,548	*	AMIS Holdings, Inc	141,667
1,080	*	Atheros Communications, Inc	11,092
27,336		Emerson Electric Co	1,774,926
320,400		General Electric Co	11,553,624
254,808		Intel Corp	5,919,190
1,263	*	Littelfuse, Inc	36,185
1,100	*	LSI Logic Corp	6,149
33,564	*	Marvell Technology Group Ltd	1,286,844
9,300		Maytag Corp	129,921
71,433		Motorola, Inc	1,069,352
2,100	*	Photronics, Inc	38,010
68,900	*	PMC-Sierra, Inc	606,320
23,950		Qualcomm, Inc	877,767
1,148	*	Sanmina-SCI Corp	5,993
41,077	*	Tellabs, Inc	299,862
51,604		Texas Instruments, Inc	1,315,386

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	25,099,207

ENGINEERING AND MANAGEMENT SERVICES - 0.26%
19,500		Halliburton Co	843,375
207		Paychex, Inc	6,794

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	850,169

FABRICATED METAL PRODUCTS - 0.89%
22,552		Illinois Tool Works, Inc	2,019,081
3,500		Masco Corp	121,345
11,503		Silgan Holdings, Inc	747,465

		TOTAL FABRICATED METAL PRODUCTS	2,887,891

FOOD AND KINDRED PRODUCTS - 3.60%
37,977		Anheuser-Busch Cos, Inc	1,799,730
32,800		Archer Daniels Midland Co	806,224
8,100	*	Boston Beer Co, Inc (Class A)	177,390
39,846		Coca-Cola Co	1,660,383
13,600		Coca-Cola Enterprises, Inc	279,072
7,657		General Mills, Inc	376,342
400		Hershey Foods Corp	24,184
66,400		Pepsi Bottling Group, Inc	1,849,240
16,400		PepsiAmericas Inc	371,624
62,859		PepsiCo, Inc	3,333,413
15,500		Pilgrim's Pride Corp	553,660
288		Sanderson Farms, Inc	12,444
22,700		Tyson Foods, Inc (Class A)	378,636
400		Wrigley (Wm.) Jr Co	26,228

		TOTAL FOOD AND KINDRED PRODUCTS	11,648,570

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

FOOD STORES - 0.45%
28,136		Albertson's, Inc	$581,008
47,352	*	Safeway, Inc	877,433
4,600	b*	Winn-Dixie Stores, Inc	4,278

		TOTAL FOOD STORES	1,462,719

FURNITURE AND FIXTURES - 0.04%
2,700		HNI Corp	121,365

		TOTAL FURNITURE AND FIXTURES	121,365

FURNITURE AND HOMEFURNISHINGS STORES - 0.41%
22,880		Best Buy Co, Inc	1,235,749
4,900		Circuit City Stores, Inc (Circuit City Group)	78,645

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,314,394

GENERAL BUILDING CONTRACTORS - 0.33%
3,300		Lennar Corp (Class A)	187,044
1,100	*	NVR, Inc	863,500

		TOTAL GENERAL BUILDING CONTRACTORS	1,050,544

GENERAL MERCHANDISE STORES - 2.16%
9,200	*	BJ's Wholesale Club, Inc	285,752
2,510		Costco Wholesale Corp	110,892
5,800		Dillard's, Inc (Class A)	156,020
12,200		Federated Department Stores, Inc	776,408
8,700		J.C. Penney Co, Inc	451,704
8,169		May Department Stores Co	302,416
97,899		Wal-Mart Stores, Inc	4,905,719

		TOTAL GENERAL MERCHANDISE STORES	6,988,911

HEALTH SERVICES - 0.24%
900		HCA, Inc	48,213
16,400	*	Kindred Healthcare, Inc	575,640
3,898	*	Magellan Health Services, Inc	132,727
1,400	*	Tenet Healthcare Corp	16,142

		TOTAL HEALTH SERVICES	772,722

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

HOLDING AND OTHER INVESTMENT OFFICES - 1.20%
1,600	*	4Kids Entertainment, Inc	$35,376
9,200		American Home Mortgage Investment Corp	263,488
6,500		Fremont General Corp	142,935
2,700		Host Marriott Corp	44,712
123		Simon Property Group, Inc	7,451
14,640		SPDR Trust Series 1	1,726,935
41,780		Washington Mutual, Inc	1,650,310

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	3,871,207

HOTELS AND OTHER LODGING PLACES - 0.30%
14,427		Marriott International, Inc (Class A)	964,589

		TOTAL HOTELS AND OTHER LODGING PLACES	964,589

INDUSTRIAL MACHINERY AND EQUIPMENT - 8.97%
23,511		3M Co	2,014,658
51,000	*	AGCO Corp	930,750
17,800		American Standard Cos, Inc	827,344
42,964	*	Apple Computer, Inc	1,790,310
11,462		Applied Materials, Inc	186,257
46,510		Baker Hughes, Inc	2,069,230
210,217	*	Cisco Systems, Inc	3,760,782
14,100		Cummins, Inc	991,935
97,295	*	Dell, Inc	3,738,074
38,400		Dover Corp	1,451,136
23,200	*	EMC Corp	285,824
49,888	*	Emulex Corp	939,890
66,053		Hewlett-Packard Co	1,449,203
65,220		International Business Machines Corp	5,959,804
4,100		Kennametal, Inc	194,709
7,212	*	Kulicke & Soffa Industries, Inc	45,363
366		Nordson Corp	13,476
41,100	*	Solectron Corp	142,617
50,000		Tyco International Ltd	1,690,000
22,800	*	Western Digital Corp	290,700
16,100	*	Xerox Corp	243,915

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	29,015,977

INSTRUMENTS AND RELATED PRODUCTS - 2.64%
35,700	*	Agilent Technologies, Inc	792,540
19,400		Applera Corp (Applied Biosystems Group)	382,956
35,100		Becton Dickinson & Co	2,050,542
31,087	*	Boston Scientific Corp	910,538
9,320		Guidant Corp	688,748
42,742		Medtronic, Inc	2,177,705
4,400	*	Millipore Corp	190,960
28,100	*	Orbital Sciences Corp	272,008
9,600		Raytheon Co	371,520
426	*	Techne Corp	17,117
27,400	*	Thermo Electron Corp	692,946

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	8,547,580

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

INSURANCE AGENTS, BROKERS AND SERVICE - 0.00%
700		AON Corp	$15,988

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	15,988

INSURANCE CARRIERS - 7.31%
29,200		Aetna, Inc	2,188,540
21,400		Aflac, Inc	797,364
8,200		American Financial Group, Inc	252,560
54,245		American International Group, Inc	3,005,716
400		AmerUs Group Co	18,900
20,300		Berkley (W.R.) Corp	1,006,880
26,526		Chubb Corp	2,102,716
2,127		Cigna Corp	189,941
19,300	*	CNA Financial Corp	541,558
15,700		Everest Re Group Ltd	1,336,227
16,000	*	Humana, Inc	511,040
15,854		Lincoln National Corp	715,650
10,500		Loews Corp	772,170
30,051		MetLife, Inc	1,174,994
593	*	Philadelphia Consolidated Holding Corp	45,975
50,100		Principal Financial Group	1,928,349
17,300		Protective Life Corp	679,890
31,100		Reinsurance Group of America, Inc	1,324,238
25,300		RenaissanceRe Holdings Ltd	1,181,510
134		Safeco Corp	6,527
17,762		St. Paul Travelers Cos, Inc	652,398
2,800		Transatlantic Holdings, Inc	185,416
26,000		UnitedHealth Group, Inc	2,479,880
4,322	*	WellPoint, Inc	541,763

		TOTAL INSURANCE CARRIERS	23,640,202

METAL MINING - 0.85%
10,900		Newmont Mining Corp	460,525
20,700		Phelps Dodge Corp	2,105,811
3,100		Southern Peru Copper Corp	171,926

		TOTAL METAL MINING	2,738,262

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.25%
39,775		Hasbro, Inc	813,399

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	813,399

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

MISCELLANEOUS RETAIL - 1.79%
14,900	*	Barnes & Noble, Inc	$513,901
19,596	*	eBay, Inc	730,147
33,500		Michaels Stores, Inc	1,216,050
7,270	*	Petco Animal Supplies, Inc	267,609
7,184	*	Sears Holdings Corp	956,693
30,212		Staples, Inc	949,563
6,600	*	Toys 'R' Us, Inc	170,016
22,190		Walgreen Co	985,680

		TOTAL MISCELLANEOUS RETAIL	5,789,659

MOTION PICTURES - 2.26%
38,191	*	Hollywood Entertainment Corp	502,976
68,024		News Corp (Class A)	1,150,966
135,577	*	Time Warner, Inc	2,379,376
114,121		Walt Disney Co	3,278,696

		TOTAL MOTION PICTURES	7,312,014

NONDEPOSITORY INSTITUTIONS - 2.77%
60,958		American Express Co	3,131,413
12,000		Capital One Financial Corp	897,240
42,988		Countrywide Financial Corp	1,395,390
34,813		Fannie Mae	1,895,568
12,782		Freddie Mac	807,822
33,944		MBNA Corp	833,325

		TOTAL NONDEPOSITORY INSTITUTIONS	8,960,758

NONMETALLIC MINERALS, EXCEPT FUELS - 0.30%
16,800		Vulcan Materials Co	954,744

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	954,744

OIL AND GAS EXTRACTION - 1.15%
5,000		BJ Services Co	259,400
13,648		Burlington Resources, Inc	683,355
100	*	Cal Dive International, Inc	4,530
30,300		Devon Energy Corp	1,446,825
1,900	*	Forest Oil Corp	76,950
16,100		Marathon Oil Corp	755,412
2,300	*	Transocean, Inc	118,358
5,900		Unocal Corp	363,971

		TOTAL OIL AND GAS EXTRACTION	3,708,801

PAPER AND ALLIED PRODUCTS - 0.84%
13,000		Greif, Inc (Class A)	905,840
25,500		Kimberly-Clark Corp	1,676,115
5,500	*	Pactiv Corp	128,425
700		Wausau-Mosinee Paper Corp	9,898

		TOTAL PAPER AND ALLIED PRODUCTS	2,720,278

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

PETROLEUM AND COAL PRODUCTS - 6.27%
12,800		Amerada Hess Corp	$1,231,488
59,618		ChevronTexaco Corp	3,476,325
14,190		ConocoPhillips	1,530,250
206,720		ExxonMobil Corp	12,320,512
5,200		Premcor, Inc	310,336
6,500		Sunoco, Inc	672,880
4,000	*	Tesoro Corp	148,080
7,800		Valero Energy Corp	571,506

		TOTAL PETROLEUM AND COAL PRODUCTS	20,261,377

PRIMARY METAL INDUSTRIES - 0.27%
337	*	Andrew Corp	3,946
27,900	*	CommScope, Inc	417,384
4,300	*	International Steel Group, Inc	169,850
5,700		United States Steel Corp	289,845

		TOTAL PRIMARY METAL INDUSTRIES	881,025

PRINTING AND PUBLISHING - 0.37%
36,600		American Greetings Corp (Class A)	932,568
7,800		Wiley (John) & Sons, Inc (Class A)	274,950

		TOTAL PRINTING AND PUBLISHING	1,207,518

RAILROAD TRANSPORTATION - 0.53%
2,639		Burlington Northern Santa Fe Corp	142,321
22,035		CSX Corp	917,758
17,000		Norfolk Southern Corp	629,850
340		Union Pacific Corp	23,698

		TOTAL RAILROAD TRANSPORTATION	1,713,627

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.02%
1,000	*	Sealed Air Corp	51,940
1,200		Tupperware Corp	24,432

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	76,372

SECURITY AND COMMODITY BROKERS - 1.51%
3,200		Bear Stearns Cos, Inc	319,680
7,600		Blackrock, Inc	569,468
8,800		Franklin Resources, Inc	604,120
3,400		Goldman Sachs Group, Inc	373,966
9,200		Legg Mason, Inc	718,888
7,925		Lehman Brothers Holdings, Inc	746,218
11,100		Merrill Lynch & Co, Inc	628,260
16,169		Morgan Stanley	925,675

		TOTAL SECURITY AND COMMODITY BROKERS	4,886,275

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

SPECIAL TRADE CONTRACTORS - 0.16%
11,200	*	EMCOR Group, Inc	$524,384

		TOTAL SPECIAL TRADE CONTRACTORS	524,384

STONE, CLAY, AND GLASS PRODUCTS - 0.19%
56,300	*	Corning, Inc	626,619

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	626,619

TOBACCO PRODUCTS - 1.16%
51,800		Altria Group, Inc	3,387,202
7,147		UST, Inc	369,500

		TOTAL TOBACCO PRODUCTS	3,756,702

TRANSPORTATION BY AIR - 1.25%
15,500	*	Alaska Air Group, Inc	456,320
1,435	*	AMR Corp	15,354
39,870	*	Continental Airlines, Inc (Class B)	480,035
68,700	*	ExpressJet Holdings, Inc	783,867
22,587		FedEx Corp	2,122,049
18,143	*	Pinnacle Airlines Corp	192,679

		TOTAL TRANSPORTATION BY AIR	4,050,304

TRANSPORTATION EQUIPMENT - 1.67%
2,000		American Axle & Manufacturing Holdings, Inc	49,000
18,386		Boeing Co	1,074,846
88,956		Ford Motor Co	1,007,871
2,800		General Dynamics Corp	299,740
17,186		Lockheed Martin Corp	1,049,377
1,700		Northrop Grumman Corp	91,766
19,400	*	TRW Automotive Holdings Corp	376,942
14,300		United Technologies Corp	1,453,738

		TOTAL TRANSPORTATION EQUIPMENT	5,403,280

TRANSPORTATION SERVICES - 0.12%
18,100		Sabre Holdings Corp	396,028

		TOTAL TRANSPORTATION SERVICES	396,028

TRUCKING AND WAREHOUSING - 0.64%
16,400		CNF, Inc	767,356
17,900		United Parcel Service, Inc (Class B)	1,302,046

		TOTAL TRUCKING AND WAREHOUSING	2,069,402

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

WATER TRANSPORTATION - 0.25%
11,800		Carnival Corp	$611,358
3,000		Overseas Shipholding Group, Inc	188,730

		TOTAL WATER TRANSPORTATION	800,088

WHOLESALE TRADE-DURABLE GOODS - 2.70%
6,800	*	Ingram Micro, Inc (Class A)	113,356
111,946		Johnson & Johnson	7,518,293
17,400		W.W. Grainger, Inc	1,083,498

		TOTAL WHOLESALE TRADE-DURABLE GOODS	8,715,147

WHOLESALE TRADE-NONDURABLE GOODS - 1.56%
29,530		AmerisourceBergen Corp	1,691,774
4,994		Brown-Forman Corp (Class B)	273,421
28,500		Cardinal Health, Inc	1,590,300
2,000		Chiquita Brands International, Inc	53,560
5,500		DIMON, Inc	34,375
37,447		McKesson Corp	1,413,624

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	5,057,054

		TOTAL COMMON STOCKS	322,066,854
		(Cost $326,861,364)

		TOTAL PORTFOLIO - 99.59%	322,066,854
		(Cost $326,861,364)

		OTHER ASSETS AND LIABILITIES, NET - 0.41%	1,328,139

		NET ASSETS - 100.00%	$323,394,993

	*	Non-income producing
	b	In bankruptcy
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES		VALUE

PREFERRED STOCKS - 0.04%

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.02%
2,506	Rheinmetall AG.	$133,534

	TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	133,534

INSTRUMENTS AND RELATED PRODUCTS - 0.02%
2,177	Fresenius Medical Care AG.	125,764

	TOTAL INSTRUMENTS AND RELATED PRODUCTS	125,764

	TOTAL PREFERRED STOCKS	259,298
	(Cost $249,561)

COMMON STOCKS - 99.91%

APPAREL AND ACCESSORY STORES - 0.01%
2,252	Hennes & Mauritz AB (B Shs)	77,697

	TOTAL APPAREL AND ACCESSORY STORES	77,697

APPAREL AND OTHER TEXTILE PRODUCTS - 0.23%
719,000	Toyobo Co Ltd	1,754,478

	TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,754,478

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.43%
24,300	Autobacs Seven Co Ltd	786,070
509,000	Fuji Heavy Industries Ltd	2,493,605

	TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	3,279,675

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.66%
34,000	Anhui Conch Cement Co Ltd	32,259
598,242	Wolseley plc	12,525,243

	TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	12,557,502

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

BUSINESS SERVICES - 3.83%
89	*	Access Co Ltd	$2,313,201
37,000		Aegis Group plc	71,313
3,610	*	Atos Origin	244,674
5,521	*	Business Objects	148,171
10,358	*	Cap Gemini S.A.	362,122
53,383		Capita Group plc	379,280
678,647		Cintra Concesiones de Infraestructuras de Transporte S.A.	7,320,629
4,705		Dassault Systemes S.A.	222,581
41,700		Diamond Lease Co Ltd	1,625,739
94,406		Group 4 Securicor plc	244,393
140,006		Hays plc	351,858
24,959		LogicaCMG plc	83,478
115,800	*	Matsui Securities Co Ltd (When Issued)	1,516,789
42,295		Misys plc	177,024
41,600		Oracle Corp Japan	1,929,095
2,942		Rakuten, Inc	2,571,775
82,484		Rentokil Initial plc	252,496
42,576		Sage Group plc	161,909
17,044		SAP AG.	2,753,620
57,000		Secom Co Ltd	2,376,776
22,821		Securitas AB (B Shs)	366,137
35,075		Serco Group plc	161,883
56,400		Sumisho Lease Co Ltd	2,103,927
34,000		Tata Consultancy Services Ltd	1,115,619
25,179		WM-Data AB (B Shs)	62,561

		TOTAL BUSINESS SERVICES	28,917,050

CHEMICALS AND ALLIED PRODUCTS - 10.30%
32,897		BOC Group plc	633,432
61,338		Boots Group plc	722,663
341,497		GlaxoSmithKline plc	7,827,394
189,250	*	Global Bio-Chem Technology Group Co Ltd Wts 05/31/07	6,309
96,076		Imperial Chemical Industries plc	485,633
34,300		JSR Corp	678,239
43,230		Kose Corp	1,657,096
34,025		Lonza Group AG. (Regd)	2,089,630
140,790		Merck KGaA	10,063,774
327,000		Nippon Paint Co Ltd	1,213,715
169,022		Novartis AG. (Regd)	7,912,935
1,751		Omega Pharma S.A.	90,527
5,923		Orion Oyj	90,988
10,951	*	Qiagen NV	130,085
365,998		Reckitt Benckiser plc	11,632,530
222,863		Sanofi-Aventis	18,841,334
117,100		Shin-Etsu Chemical Co Ltd	4,444,895
47,000		Taisho Pharmaceutical Co Ltd	1,001,870
104,100		Takeda Pharmaceutical Co Ltd	4,973,364
722,000		Teijin Ltd	3,091,586
12,142		Zeltia S.A.	101,941

		TOTAL CHEMICALS AND ALLIED PRODUCTS	77,689,940

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

COMMUNICATIONS - 4.99%
13,510		Belgacom S.A.	$560,109
444,355		BT Group plc	1,725,486
192,655		Cable & Wireless plc	470,522
158,300		Cesky Telecom AS	2,976,584
9,610		Cosmote Mobile Telecommunications S.A.	170,109
112,776		Deutsche Telekom AG. (Regd)	2,257,167
38,781		Eircom Group plc	102,315
11,131		Elisa Oyj	189,510
537,057		Ericsson (LM) (B Shs)	1,517,412
6,913		France Telecom S.A.	207,541
19,810		Hellenic Telecommunications Organization S.A.	350,661
101	*	Jupiter Telecommunications Co	80,736
1,341		KDDI Corp	6,657,358
287,764		KPN NV	2,580,548
14,597	*	Marconi Corp plc	148,669
4,025	*	Modern Times Group AB (B Shs)	122,295
67,656		Portugal Telecom SGPS S.A. (Regd)	794,879
1,190		SKY Perfect Communications, Inc	927,880
7,987		Tele2 AB (B Shs)	264,789
105,732		Telecom Corp of New Zealand Ltd	456,813
238,258		Telefonica S.A.	4,161,723
22,821		Telekom Austria AG.	447,856
65,327		Telenor ASA	589,706
150,831		TeliaSonera AB	899,435
3,376,313		Vodafone Group plc	8,963,725

		TOTAL COMMUNICATIONS	37,623,828

DEPOSITORY INSTITUTIONS - 15.52%
3,000	v*	Ashikaga Financial Group, Inc	-
2,046,850		Banca Intesa S.p.A.	10,427,938
28,381		Banco BPI S.A. (Regd)	116,189
32,186		Bank of Ireland (London)	509,496
236,656	*	Bayerische Hypo-und Vereinsbank AG.	5,803,845
146,055		DBS Group Holdings Ltd	1,319,481
711,017		Depfa Bank plc	11,273,692
104,067		Deutsche Bank AG. (Regd)	9,000,932
6		EFG Eurobank Ergasias S.A.	185
96,600		Hang Seng Bank Ltd	1,281,915
590,480		HSBC Holdings plc (United Kingdom)	9,338,995
639		Mitsubishi Tokyo Financial Group, Inc	5,556,002
560		Mizuho Financial Group, Inc	2,654,450
84,530		National Bank of Greece S.A.	2,867,330
182,240		Nordea Bank AB (Sweden)	1,850,034
583,119		Royal Bank of Scotland Group plc	18,555,334
1,015,000		Shinsei Bank Ltd	5,788,613
38,041		Skandinaviska Enskilda Banken (A Shs)	723,747
296		Sumitomo Mitsui Financial Group Inc	2,009,125
488,000		Sumitomo Trust & Banking Co Ltd	3,189,155
44,700		Suncorp-Metway Ltd	671,845
42,923		Svenska Handelsbanken AB (A Shs)	1,017,739
273,079		UBS AG. (Regd)	23,140,346

		TOTAL DEPOSITORY INSTITUTIONS	117,096,388

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

EATING AND DRINKING PLACES - 0.03%
17,370		Mitchells & Butlers plc	$113,073
8,314		Punch Taverns plc	108,086

		TOTAL EATING AND DRINKING PLACES	221,159

EDUCATIONAL SERVICES - 0.12%
27,000		Benesse Corp	918,848

		TOTAL EDUCATIONAL SERVICES	918,848

ELECTRIC, GAS, AND SANITARY SERVICES - 2.38%
4,830		Aguas de Barcelona S.A. (A Shs)	104,768
258,874		Australian Gas Light Co Ltd	2,843,579
127,219		Centrica plc	554,706
430,000		Hong Kong & China Gas Co Ltd	846,288
118,775		International Power plc	402,303
30,299		Kelda Group plc	342,373
59,843		National Grid Transco plc	554,371
2,160,480		Nissin Co Ltd	5,049,738
71,166		Scottish & Southern Energy plc	1,185,399
154,312		Scottish Power plc	1,192,594
27,880		Severn Trent plc	482,040
123,000		Tata Power Co Ltd	1,006,761
44,950		United Utilities plc	535,955
24,945		United Utilities plc (A Shs)	212,348
4,960,000	*	Xinao Gas Holdings Ltd	2,670,992

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	17,984,215

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.83%
13,545		Advantest Corp	1,040,949
361,197	*	Alstom	309,823
44,760		ARM Holdings plc	89,019
21,243		Electrocomponents plc	99,348
21,874		Electrolux AB Series B	510,886
10,100		Hirose Electric Co Ltd	1,033,985
8,563		Kesa Electricals plc	48,906
67,862		Kidde plc	214,147
69,700		Kyocera Corp	4,985,088
63,100		Melco Holdings, Inc	1,395,208
2,274		Mobistar S.A.	200,229
58,000		Nippon Electric Glass Co Ltd	837,790
378,323		Nokia Oyj	5,880,582
18,500		Rohm Co Ltd	1,790,155
103,000		Satyam Computer Services Ltd	963,598
152,000		Sharp Corp	2,305,011
337,179		STMicroelectronics NV	5,626,676
146,000		Sumitomo Electric Industries Ltd	1,557,461

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	28,888,861

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

FABRICATED METAL PRODUCTS - 0.22%
22,744		Assa Abloy AB (B Shs)	$322,921
175,000		NHK Spring Co Ltd	1,223,822
35,764		Novar plc	125,867

		TOTAL FABRICATED METAL PRODUCTS	1,672,610

FOOD AND KINDRED PRODUCTS - 3.23%
68,837		Cadbury Schweppes plc	690,044
156,479		Coca-Cola Amatil Ltd	1,038,560
1,502,000		Global Bio-Chem Technology Group Co Ltd	943,643
13,000		Greencore Group plc	54,572
98,036		Groupe Danone	9,778,907
109,708		J. Sainsbury plc	599,627
134,139		Lion Nathan Ltd	752,283
678,000		Nichirei Corp	2,579,899
1,108,000		Nisshin Oillio Group Ltd	6,215,408
406,000		People's Food Holdings Ltd	297,860
64,967		Scottish & Newcastle plc	565,317
4,352		Suedzucker AG.	87,782
33,104		Tate & Lyle plc	332,471
42,183		Unilever plc	416,878

		TOTAL FOOD AND KINDRED PRODUCTS	24,353,251

FOOD STORES - 2.44%
2,377		Axfood AB	58,217
2,714		Casino Guichard-Perrachon S.A.	228,742
39	*	Casino Guichard-Perrachon S.A. Wts 12/15/05	2
3,026,657		Tesco plc	18,101,160

		TOTAL FOOD STORES	18,388,121

FURNITURE AND FIXTURES - 0.01%
20,683		MFI Furniture Group plc	45,727

		TOTAL FURNITURE AND FIXTURES	45,727

FURNITURE AND HOMEFURNISHINGS STORES - 0.23%
128,300		Hitachi Maxell Ltd	1,726,101

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,726,101

GENERAL BUILDING CONTRACTORS - 1.57%
24,129		Amec plc	145,445
7,969		Barratt Developments plc	99,309
3,704		Bellway plc	61,592
3,601	*	Berkeley Group Holdings plc	55,150
16,100		Bouygues S.A.	639,867

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

9,410,000		Shanghai Forte Land Co	$2,805,138
28,436		Skanska AB (B Shs)	345,195
193,000		Sumitomo Realty & Development Co Ltd	2,334,910
19,431		Taylor Woodrow plc	112,353
153,752		Titan Cement Co S.A.	5,111,492
12,939		Wimpey (George) plc	107,578

		TOTAL GENERAL BUILDING CONTRACTORS	11,818,029

GENERAL MERCHANDISE STORES - 0.02%
4,936		Kesko Oyj (B Shs)	127,147

		TOTAL GENERAL MERCHANDISE STORES	127,147

HEALTH SERVICES - 0.09%
6,105	*	Capio AB	92,747
2,211		Coloplast a/s (B Shs)	115,329
2,289	*	Elekta AB	82,873
12,440		Getinge AB (B Shs)	186,339
12,830		Intertek Group plc	187,524

		TOTAL HEALTH SERVICES	664,812

HEAVY CONSTRUCTION, EXCEPT BUILDING - 2.02%
33,891		Balfour Beatty plc	200,126
104,120		Vinci S.A.	15,047,534

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	15,247,660

HOLDING AND OTHER INVESTMENT OFFICES - 3.52%
3,295		Castellum AB	108,068
9,828		Great Portland Estates plc	60,866
47,000		Housing Development Finance Corp	782,096
18,379		iShares MSCI EAFE Index Fund	2,919,872
38,714		Land Securities Group plc	945,880
20,532		London Stock Exchange plc	176,042
47,787		Macquarie Infrastructure Group	133,076
44,346		Nobel Biocare Holding AG.	9,366,646
2,234,000		Orient Corp	7,915,913
10,026		Schroders plc	133,942
448,000		Sumitomo Corp	3,849,215
6,655		Wihlborgs Fastigheter AB	154,488

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	26,546,104

HOTELS AND OTHER LODGING PLACES - 2.46%
378,655		Accor S.A.	18,582,411

		TOTAL HOTELS AND OTHER LODGING PLACES	18,582,411

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.15%
20,525		Aggreko plc	$69,811
6,755		Alfa Laval AB	111,253
15,394		Atlas Copco AB (B Shs)	676,460
1,680		East Asiatic Co Ltd a/s	95,691
46,915		FKI plc	94,191
3,415,157		Futuris Corp Ltd	5,494,934
2,201		Hoganas AB (B Shs)	63,438
302,000		Komatsu Ltd	2,275,729
34,485		Meggitt plc	171,541
6,300		Nidec Corp	786,322
429,000		NSK Ltd	2,213,987
193,374		Rheinmetall AG.	10,304,058
2,550,750		Rolls-Royce Group plc (B Shs)	4,940
18,069		Sandvik AB	754,243
7,331		Scania AB	313,300
7,543		SKF AB (B Shs)	353,953

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	23,783,851

INSTRUMENTS AND RELATED PRODUCTS - 0.64%
13,628		Gambro AB (A Shs)	186,719
7,588		Gambro AB (B Shs)	103,426
29,318		IMI plc	227,414
458,717	*	Invensys plc	134,353
50		Keyence Corp	11,612
1,124		Nobel Biocare Holding AG. (Stockholm)	236,667
77,609		Smith & Nephew plc	729,583
13,559		Synthes, Inc	1,513,002
45,800		Tokyo Seimitsu Co Ltd	1,597,176
2,241	*	William Demant Holding	112,202

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,852,154

INSURANCE AGENTS, BROKERS AND SERVICE - 0.01%
5,409		MLP AG.	78,804

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	78,804

INSURANCE CARRIERS - 5.40%
626,000		Aioi Insurance Co Ltd	3,382,835
501,053		AMP Ltd	2,744,135
100,365		Aviva plc	1,204,275
490,000	*	China Life Insurance Co Ltd (H Shs)	326,694
2,875		CNP Assurances	204,199
8,921		Corporacion Mapfre S.A.	137,739
160,414		Friends Provident plc	537,277
301,308		Insurance Australia Group Ltd	1,477,707
524,659		Legal & General Group plc	1,122,755
19,459		Liberty International plc	354,276
287,000		Nipponkoa Insurance Co Ltd	1,972,186
159,000		Nissay Dowa General Insurance Co Ltd	838,407
5,056		Pohjola Group plc (D Shs)	61,176

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

432,769		Promina Group Ltd	$1,653,756
122,583		Prudential plc	1,172,061
233,036		Royal & Sun Alliance Insurance Group plc	345,670
15,837		Schindler Holding AG. (Pt Cert)	5,886,224
79,523		Skandia Forsakrings AB	405,338
1,752	*	Topdanmark a/s	130,815
95,532		Zurich Financial Services AG.	16,823,699

		TOTAL INSURANCE CARRIERS	40,781,224

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.08%
17,264		Veolia Environnement	613,881

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	613,881

LUMBER AND WOOD PRODUCTS - 0.02%
3,932		Holmen AB (B Shs)	124,215

		TOTAL LUMBER AND WOOD PRODUCTS	124,215

METAL MINING - 1.04%
17,801		Johnson Matthey plc	332,667
251,042		Newcrest Mining Ltd	3,380,910
33,708		Rio Tinto Ltd	1,177,018
438,427		WMC Resources Ltd	2,702,988
106,308	*	Zinifex Ltd	244,237

		TOTAL METAL MINING	7,837,820

MISCELLANEOUS RETAIL - 0.48%
152,865	*	Cookson Group plc	115,541
12,789		HMV Group plc	60,476
1,782,569		Pacific Brands Ltd	3,461,055

		TOTAL MISCELLANEOUS RETAIL	3,637,072

MOTION PICTURES - 0.12%
20,000	*	Premiere AG.	830,476
19,891		Rank Group plc	102,892

		TOTAL MOTION PICTURES	933,368

NONDEPOSITORY INSTITUTIONS - 1.49%
26,465		Cattles plc	169,028
4,573		D Carnegie AB	52,267
17,364		Deutsche Postbank AG.	801,133
222,202		Hypo Real Estate Holding	9,284,431
39,020		ICAP plc	202,395
221,000		Industrial Development Bank of India Ltd	461,334
20,569		Provident Financial plc	275,179

		TOTAL NONDEPOSITORY INSTITUTIONS	11,245,767

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

OIL AND GAS EXTRACTION - 1.48%
2,571		IHC Caland NV	$163,729
13,186	*	Lundin Petroleum AB	102,033
1,369		OMV AG.	436,087
397,931		Origin Energy Ltd	2,194,754
1,310,000		PetroChina Co Ltd (Class H)	814,619
153,138		Shell Transport & Trading Co plc	1,374,504
2,884		Smedvig ASA	54,351
44,150		Statoil ASA	755,131
1,553		Technip S.A.	260,368
21,427		Total S.A.	5,026,491

		TOTAL OIL AND GAS EXTRACTION	11,182,067

PAPER AND ALLIED PRODUCTS - 0.55%
4,295		Billerud AB	63,420
37,248		Bunzl plc	363,884
484,400		Carter Holt Harvey Ltd	680,345
14,778		De La Rue plc	106,672
193,000		NGK Insulators Ltd	1,921,700
44,349		Rexam plc	397,849
15,696		Svenska Cellulosa AB (B Shs)	593,904

		TOTAL PAPER AND ALLIED PRODUCTS	4,127,774

PERSONAL SERVICES - 0.02%
16,343		Davis Service Group plc	134,953

		TOTAL PERSONAL SERVICES	134,953

PETROLEUM AND COAL PRODUCTS - 5.70%
409,983		BHP Billiton Ltd	5,667,335
753,304		BP plc	7,807,579
471,641		ENI S.p.A.	12,277,752
8,620		Hellenic Petroleum S.A.	86,487
564,000		Nippon Oil Corp	4,012,752
4,828		Norsk Hydro ASA	399,887
1,452	*	Petroleum Geo-Services ASA	96,004
30,119		Premier Farnell plc	96,610
165,990		Repsol YPF S.A.	4,405,184
136,263		Royal Dutch Petroleum Co	8,167,584

		TOTAL PETROLEUM AND COAL PRODUCTS	43,017,174

PRIMARY METAL INDUSTRIES - 1.25%
166,000		Angang New Steel Co Ltd	97,373
321,916	*	Corus Group plc	328,478
262,000		NEOMAX Co Ltd	6,197,270
1,002,000		Nippon Steel Corp	2,538,725
6,895		Ssab Svenskt Stal AB (Series A)	171,807
6,045		Trelleborg AB (B Shs)	105,139

		TOTAL PRIMARY METAL INDUSTRIES	9,438,792

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

PRINTING AND PUBLISHING - 2.46%
12,520		Eniro AB	$148,430
433,710		Reed Elsevier NV	6,555,495
1,010,847		Reed Elsevier plc	10,476,870
487,000		Singapore Press Holdings Ltd	1,346,462

		TOTAL PRINTING AND PUBLISHING	18,527,257

RAILROAD TRANSPORTATION - 0.32%
302,098		Brambles Industries Ltd	1,857,819
60,059		Brambles Industries plc	343,867
33,090		Firstgroup plc	214,623

		TOTAL RAILROAD TRANSPORTATION	2,416,309

REAL ESTATE - 0.93%
41,780		British Land Co plc	634,737
460,000		China Overseas Land & Investment Ltd	102,034
40	*	City Developments Ltd Wts 05/10/06	97
436		Cofinimmo	70,547
2,151		Gecina S.A.	246,288
22,311		Hammerson plc	350,551
1,915		Klepierre	172,600
33,787		Slough Estates plc	311,239
383,000		Tokyo Tatemono Co Ltd	2,599,645
202,670		Westfield Group	2,538,194

		TOTAL REAL ESTATE	7,025,932

SECURITY AND COMMODITY BROKERS - 0.38%
49,490		3i Group plc	627,962
58,829		Amvescap plc	371,007
9,887		Close Brothers Group plc	144,789
8,107		Euronext NV	289,220
22,525		Man Group plc	584,818
57,900	*	Matsui Securities Co Ltd	773,011
6,058	*	OMX AB	71,820

		TOTAL SECURITY AND COMMODITY BROKERS	2,862,627

STONE, CLAY, AND GLASS PRODUCTS - 3.96%
41,223		BPB plc	386,748
59,440		Hanson plc	562,150
392,089		Holcim Ltd (Regd)	24,195,105
6,700		Hoya Corp	739,155
378,000		Nippon Sheet Glass Co Ltd	1,604,450
83,018		Pilkington plc	185,892
837,000		Sumitomo Osaka Cement Co Ltd	2,198,925

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	29,872,425

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

TRANSPORTATION BY AIR - 0.44%
35,624		BAA plc	$392,783
43,670	*	British Airways plc	217,850
10,000	*	Jet Airways India Ltd	277,705
66,408		SABMiller plc	1,039,639
5,970	*	SAS AB	59,970
173,000		Swire Pacific Ltd (A Shs)	1,369,697

		TOTAL TRANSPORTATION BY AIR	3,357,644

TRANSPORTATION EQUIPMENT - 4.69%
24,189		BAE Systems plc	118,611
36,392		BBA Group plc	207,502
9,209		Cobham plc	243,096
2,548,921	*	Fiat S.p.A.	18,584,274
164,000		Keppel Corp Ltd	1,083,854
469,000		Mazda Motor Corp	1,604,843
51,015		Rolls-Royce Group plc	235,211
18,664		Smiths Group plc	300,303
62,314		Tomkins plc	311,150
44,900		Toyota Industries Corp	1,267,745
275,700		Toyota Motor Corp	10,284,620
25,865		Volvo AB (B Shs)	1,147,605

		TOTAL TRANSPORTATION EQUIPMENT	35,388,814

TRANSPORTATION SERVICES - 0.07%
16,091		Arriva plc	159,629
11,201		National Express Group plc	191,018
1,145		Ship Finance International Ltd	23,243
64,206		Stagecoach Group plc	134,063

		TOTAL TRANSPORTATION SERVICES	507,953

TRUCKING AND WAREHOUSING - 0.34%
133,000		Seino Transportation Co Ltd	1,308,115
206,000		Sumitomo Warehouse Co Ltd	1,242,240

		TOTAL TRUCKING AND WAREHOUSING	2,550,355

WATER TRANSPORTATION - 0.19%
26,479		Associated British Ports Holdings plc	240,417
603,000		China Shipping Container Lines Co Ltd (Class H)	293,794
1,694		Euronav NV	56,361
24,054		Exel plc	385,436
3,275		Frontline Ltd	157,153
59,498		Peninsular & Oriental Steam Navigation Co	325,477

		TOTAL WATER TRANSPORTATION	1,458,638

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

WHOLESALE TRADE-DURABLE GOODS - 0.84%
51,200		Kuroda Electric Co Ltd	$1,201,496
15,280		SSL International plc	87,413
167,500		Terumo Corp	5,058,199

		TOTAL WHOLESALE TRADE-DURABLE GOODS	6,347,108

WHOLESALE TRADE-NONDURABLE GOODS - 4.72%
20,105		Alliance Unichem plc	293,856
1,149,451		Clariant AG.	19,914,559
25,896		Fyffes plc	75,725
5,819		H. Lundbeck a/s	141,612
37,877		Imperial Tobacco Group plc	994,140
2,508		Inchcape plc	93,929
456,374		Inditex S.A.	13,683,426
2,393		Oriflame Cosmetics S.A. (SDR)	50,115
26,924		Swedish Match AB	330,663

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	35,578,025

		TOTAL COMMON STOCKS	753,863,617
		(Cost $677,672,050)

		TOTAL PORTFOLIO - 99.95%	754,122,915
		(Cost $677,921,611)

		OTHER ASSETS AND LIABILITIES, NET - 0.05%	413,821

		NET ASSETS -100.00%	$754,536,736

	*	Non-income producing
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP VALUE FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.73%

AMUSEMENT AND RECREATION SERVICES - 0.57%
90,896	*	WMS Industries, Inc	$2,559,631

		TOTAL AMUSEMENT AND RECREATION SERVICES	2,559,631

APPAREL AND ACCESSORY STORES - 0.25%
50,600		Gap, Inc	1,105,104

		TOTAL APPAREL AND ACCESSORY STORES	1,105,104

APPAREL AND OTHER TEXTILE PRODUCTS - 0.68%
79,023		Jones Apparel Group, Inc	2,646,480
5,075		Liz Claiborne, Inc	203,660
3,879		VF Corp	229,404

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	3,079,544

AUTO REPAIR, SERVICES, AND PARKING - 0.39%
39,515		Lear Corp	1,752,885

		TOTAL AUTO REPAIR, SERVICES, AND PARKING	1,752,885

BUSINESS SERVICES - 2.92%
54,100		Automatic Data Processing, Inc	2,431,795
73,860	*	Gravity Co Ltd	697,238
383,500	*	Manugistics Group, Inc	644,280
132,605		Microsoft Corp	3,205,063
237,150	*	NYFIX, Inc	1,275,867
163,389	*	Sun Microsystems, Inc	660,092
147,192		Waste Management, Inc	4,246,489

		TOTAL BUSINESS SERVICES	13,160,824

CHEMICALS AND ALLIED PRODUCTS - 5.99%
65,356	*	Andrx Corp	1,481,621
124,318	*	Celanese Corp (Series A)	2,236,481
131,846		Du Pont (E.I.) de Nemours & Co	6,755,789
150,555		Merck & Co, Inc	4,873,465

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

36,741	*	OSI Pharmaceuticals, Inc	$1,518,873
59,191	*	Prestige Brands Holdings, Inc	1,044,721
1,188,411		Rhodia S.A. (Spon ADR)	2,543,200
154,696		Wyeth	6,525,077

		TOTAL CHEMICALS AND ALLIED PRODUCTS	26,979,227

COAL MINING - 0.29%
44,855	*	Alpha Natural Resources, Inc	1,285,993

		TOTAL COAL MINING	1,285,993

COMMUNICATIONS - 7.38%
38,014		AT&T Corp	712,762
337,885		BellSouth Corp	8,882,997
64,692	*	Comcast Corp (Class A)	2,185,296
139,112		SBC Communications, Inc	3,295,563
115,851		Sprint Corp	2,635,610
179,917		Verizon Communications, Inc	6,387,054
262,821		Viacom, Inc (Class B)	9,154,055

		TOTAL COMMUNICATIONS	33,253,337

DEPOSITORY INSTITUTIONS - 17.47%
323,532		Bank of America Corp	14,267,761
463,906		Citigroup, Inc	20,847,936
127,900		Fifth Third Bancorp	5,497,142
64,800		Greater Bay Bancorp	1,581,768
317,737		JPMorgan Chase & Co	10,993,700
793		National City Corp	26,566
75,733		New York Community Bancorp, Inc	1,375,311
144,265		North Fork Bancorp, Inc	4,001,911
144,259		Northern Trust Corp	6,266,611
56,043		SunTrust Banks, Inc	4,039,019
88,107		U.S. Bancorp	2,539,244
81,609		Wachovia Corp	4,154,714
51,713		Wells Fargo & Co	3,092,437

		TOTAL DEPOSITORY INSTITUTIONS	78,684,120

EATING AND DRINKING PLACES - 1.28%
159,724	*	Brinker International, Inc	5,785,203

		TOTAL EATING AND DRINKING PLACES	5,785,203

ELECTRIC, GAS, AND SANITARY SERVICES - 5.76%
141,899	*	Allegheny Energy, Inc	2,931,633
642,800	*	Calpine Corp	1,799,840
171,173		Centerpoint Energy, Inc	2,059,211
256,296	*	CMS Energy Corp	3,342,100
79,459		Dominion Resources, Inc	5,914,133
15,761		Duke Energy Corp	441,466

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

2,727		Equitable Resources, Inc	$156,639
30,284		Exelon Corp	1,389,733
3,734		Kinder Morgan, Inc	282,664
5,274		MDU Resources Group, Inc	145,668
30,148	*	NRG Energy, Inc	1,029,554
128,349		PG&E Corp	4,376,701
38,230		PPL Corp	2,064,038

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	25,933,380

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.87%
60,670		Adtran, Inc	1,070,219
3,711,710	*	Alstom	3,183,789
928,903	*	Atmel Corp	2,740,264
50,481	*	Fairchild Semiconductor International, Inc	773,874
622,219		General Electric Co	22,437,217
95,300	*	Novellus Systems, Inc	2,547,369
306,410	*	PMC-Sierra, Inc	2,696,408

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	35,449,140

ENGINEERING AND MANAGEMENT SERVICES - 0.15%
27,950	*	Accenture Ltd (Class A)	674,993

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	674,993

FABRICATED METAL PRODUCTS - 1.00%
50,504		Illinois Tool Works, Inc	4,521,623

		TOTAL FABRICATED METAL PRODUCTS	4,521,623

FOOD AND KINDRED PRODUCTS - 1.64%
206,922		Coca-Cola Enterprises, Inc	4,246,039
40,504		Molson Coors Brewing Co (Class B)	3,125,694

		TOTAL FOOD AND KINDRED PRODUCTS	7,371,733

FOOD STORES - 0.92%
254,532	*	Kroger Co	4,080,148
4,000	*	Safeway, Inc	74,120

		TOTAL FOOD STORES	4,154,268

GENERAL MERCHANDISE STORES - 0.29%
17,700		Federated Department Stores, Inc	1,126,428
1,861		Neiman Marcus Group, Inc (Class A)	170,300

		TOTAL GENERAL MERCHANDISE STORES	1,296,728

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

HEALTH SERVICES - 0.48%
42,881	*	Triad Hospitals, Inc	$2,148,338

		TOTAL HEALTH SERVICES	2,148,338

HOLDING AND OTHER INVESTMENT OFFICES - 2.09%
23,132		AMB Property Corp	874,390
28,431		Apartment Investment & Management Co (Class A)	1,057,633
13,986		AvalonBay Communities, Inc	935,524
12,941		Boston Properties, Inc	779,436
11		Cross Timbers Royalty Trust	430
9,782		General Growth Properties, Inc	333,566
52,396		iShares Russell 1000 Value Index Fund	3,448,181
48,650		iStar Financial, Inc	2,003,407

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	9,432,567

HOTELS AND OTHER LODGING PLACES - 0.71%
80,715	*	Great Wolf Resorts, Inc	2,013,839
53,883		Hilton Hotels Corp	1,204,285

		TOTAL HOTELS AND OTHER LODGING PLACES	3,218,124

INDUSTRIAL MACHINERY AND EQUIPMENT - 2.81%
145,494	*	Cisco Systems, Inc	2,602,888
14,950		Deere & Co	1,003,593
411,884		Hewlett-Packard Co	9,036,735

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	12,643,216

INSTRUMENTS AND RELATED PRODUCTS - 1.59%
119,386	*	Boston Scientific Corp	3,496,816
94,958		Raytheon Co	3,674,875

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	7,171,691

INSURANCE AGENTS, BROKERS AND SERVICE - 1.20%
178,303		Marsh & McLennan Cos, Inc	5,423,977

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	5,423,977

INSURANCE CARRIERS - 3.73%
1,346		Aegon NV (ARS)	18,117
24,598		Allstate Corp	1,329,768
74,696		American International Group, Inc	4,138,905
30,296		Genworth Financial, Inc	833,746
28,429		MGIC Investment Corp	1,753,216
21,211		Prudential Financial, Inc	1,217,511
205,113		St. Paul Travelers Cos, Inc	7,533,801

		TOTAL INSURANCE CARRIERS	16,825,064

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

LUMBER AND WOOD PRODUCTS - 0.79%
99,842		Georgia-Pacific Corp	$3,543,393

		TOTAL LUMBER AND WOOD PRODUCTS	3,543,393

METAL MINING - 0.05%
5,857		Newmont Mining Corp	247,458

		TOTAL METAL MINING	247,458

MISCELLANEOUS RETAIL - 1.81%
61,744	*	Office Depot, Inc	1,369,482
51,002	*	Sears Holdings Corp	6,791,936

		TOTAL MISCELLANEOUS RETAIL	8,161,418

MOTION PICTURES - 2.80%
77,967		News Corp (Class A)	1,319,202
553,584	*	Time Warner, Inc	9,715,399
55,160		Walt Disney Co	1,584,747

		TOTAL MOTION PICTURES	12,619,348

NONDEPOSITORY INSTITUTIONS - 1.76%
92,577		Fannie Mae	5,040,818
45,919		Freddie Mac	2,902,081

		TOTAL NONDEPOSITORY INSTITUTIONS	7,942,899

OIL AND GAS EXTRACTION - 3.13%
26,402	*	Bill Barrett Corp	763,282
78,400		Devon Energy Corp	3,743,600
19,840		Kerr-McGee Corp	1,554,067
33,573		Marathon Oil Corp	1,575,245
43,372		Noble Energy, Inc	2,950,163
2,232		Pogo Producing Co	109,904
26,691	*	Pride International, Inc	663,005
38,207		Schlumberger Ltd	2,692,829
2,700		W&T Offshore, Inc	56,052

		TOTAL OIL AND GAS EXTRACTION	14,108,147

PAPER AND ALLIED PRODUCTS - 1.16%
102,594		International Paper Co	3,774,433
62,410	*	Pactiv Corp	1,457,274

		TOTAL PAPER AND ALLIED PRODUCTS	5,231,707

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

PETROLEUM AND COAL PRODUCTS - 8.75%
105,576		ChevronTexaco Corp	$6,156,136
45,675		ConocoPhillips	4,925,592
475,443		ExxonMobil Corp	28,336,403

		TOTAL PETROLEUM AND COAL PRODUCTS	39,418,131

PRINTING AND PUBLISHING - 0.32%
35,856		Tribune Co	1,429,579

		TOTAL PRINTING AND PUBLISHING	1,429,579

RAILROAD TRANSPORTATION - 0.42%
45,296		CSX Corp	1,886,578

		TOTAL RAILROAD TRANSPORTATION	1,886,578

REAL ESTATE - 0.02%
1,257		Forest City Enterprises, Inc (Class A)	80,197

		TOTAL REAL ESTATE	80,197

SECURITY AND COMMODITY BROKERS - 2.69%
4,070		Goldman Sachs Group, Inc	447,659
43,211		Merrill Lynch & Co, Inc	2,445,743
161,456		Morgan Stanley	9,243,356

		TOTAL SECURITY AND COMMODITY BROKERS	12,136,758

STONE, CLAY, AND GLASS PRODUCTS - 0.02%
1,324		Lafarge North America, Inc	77,388

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	77,388

TOBACCO PRODUCTS - 3.54%
244,018		Altria Group, Inc	15,956,337

		TOTAL TOBACCO PRODUCTS	15,956,337

TRANSPORTATION BY AIR - 0.43%
286,875	*	Northwest Airlines Corp	1,919,194

		TOTAL TRANSPORTATION BY AIR	1,919,194

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

TRANSPORTATION EQUIPMENT - 3.69%
257,070		Delphi Corp	$1,151,674
10,000		General Dynamics Corp	1,070,500
86,972		General Motors Corp	2,556,107
1,544		Genuine Parts Co	67,148
173,470		Honeywell International, Inc	6,454,819
47,695	*	Navistar International Corp	1,736,098
66,158		Northrop Grumman Corp	3,571,209

		TOTAL TRANSPORTATION EQUIPMENT	16,607,555

WHOLESALE TRADE-NONDURABLE GOODS - 0.89%
69,972		AmerisourceBergen Corp	4,008,696

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	4,008,696

		TOTAL COMMON STOCKS	449,285,493
		(Cost $426,748,761)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.72%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.72%
$3,260,000		Federal Home Loan Bank (FHLB), 2.400%, 04/01/05	3,259,759

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	3,259,759

		TOTAL SHORT-TERM INVESTMENTS	3,259,759
		(Cost $3,260,000)

		TOTAL PORTFOLIO - 100.45%	452,545,252
		(Cost $430,008,761)

		OTHER ASSETS AND LIABILITIES, NET (0.45%)	(2,022,470)

		NET ASSETS -100.00%	$450,522,782

	*	Non-income producing

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP GROWTH FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.14%

AMUSEMENT AND RECREATION SERVICES - 1.40%
16,171		Harrah's Entertainment, Inc	$1,044,323
19,750		Station Casinos, Inc	1,334,113

		TOTAL AMUSEMENT AND RECREATION SERVICES	2,378,436

APPAREL AND ACCESSORY STORES - 1.71%
17,836		Abercrombie & Fitch Co (Class A)	1,020,933
17,206	*	Chico's FAS, Inc	486,242
29,908		Foot Locker, Inc	876,304
17,396		Ross Stores, Inc	506,919

		TOTAL APPAREL AND ACCESSORY STORES	2,890,398

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.22%
7,300	*	Advance Auto Parts	368,285

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	368,285

AUTO REPAIR, SERVICES, AND PARKING - 0.50%
18,901		Lear Corp	838,449

		TOTAL AUTO REPAIR, SERVICES, AND PARKING	838,449

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.40%
12,300		Fastenal Co	680,313

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	680,313

BUSINESS SERVICES - 11.65%
19,626	*	Activision, Inc	290,465
37,837		Adobe Systems, Inc	2,541,511
9,946	*	Affiliated Computer Services, Inc (Class A)	529,525
12,326	*	Autodesk, Inc	366,822
43,664	*	Cogent, Inc	1,099,460
11,511	*	Cognizant Technology Solutions Corp	531,808
25,823	*	DST Systems, Inc	1,192,506
8,628	*	Fiserv, Inc	343,394
31,920	*	Gravity Co Ltd	301,325
20,000	*	Interpublic Group of Cos, Inc	245,600
11,594	*	Intuit, Inc	507,469

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

8,402	*	Iron Mountain, Inc	$242,314
63,171	*	Juniper Networks, Inc	1,393,552
16,729	*	Kanbay International, Inc	342,275
8,886	*	Macromedia, Inc	297,681
21,799		Manpower, Inc	948,693
52,773	*	McAfee, Inc	1,190,559
30,401	*	Mercury Interactive Corp	1,440,399
35,800	*	Monster Worldwide, Inc	1,004,190
25,000	*	NAVTEQ Corp	1,083,750
91,594	*	Red Hat, Inc	999,291
41,839	*	Titan Corp	759,796
46,968	*	VeriSign, Inc	1,347,982
22,804	*	Veritas Software Corp	529,509
10,000	*	Westwood One, Inc	203,500

		TOTAL BUSINESS SERVICES	19,733,376

CHEMICALS AND ALLIED PRODUCTS - 10.36%
4,067		Alberto-Culver Co	194,647
6,993		Allergan, Inc	485,804
2,000	*	American Pharmaceutical Partners, Inc	103,480
7,406	*	Amylin Pharmaceuticals, Inc	129,531
39,511	*	Andrx Corp	895,714
12,684		Avery Dennison Corp	785,520
25,477	*	Charles River Laboratories International, Inc	1,198,438
12,440	*	Chiron Corp	436,146
24,046		Clorox Co	1,514,658
21,320		Ecolab, Inc	704,626
34,917		Estee Lauder Cos (Class A)	1,570,567
44,660	*	Genzyme Corp	2,556,338
41,234	*	IVAX Corp	815,196
17,031	*	Martek Biosciences Corp	991,034
15,995		Medicis Pharmaceutical Corp (Class A)	479,530
6,686	*	OSI Pharmaceuticals, Inc	276,399
30,917	*	Prestige Brands Holdings, Inc	545,685
40,985	*	Sepracor, Inc	2,352,949
7,900		Sigma-Aldrich Corp	483,875
51,456	*	VCA Antech, Inc	1,040,955

		TOTAL CHEMICALS AND ALLIED PRODUCTS	17,561,092

COAL MINING - 0.84%
30,268		Consol Energy, Inc	1,423,201

		TOTAL COAL MINING	1,423,201

COMMUNICATIONS - 5.46%
128,888	*	Avaya, Inc	1,505,412
17,751	*	Cablevision Systems Corp (Class A)	497,916
26,982		Global Payments, Inc	1,740,069
59,551	*	Nextel Partners, Inc (Class A)	1,307,740
24,677	*	NII Holdings, Inc (Class B)	1,418,927
52,293	*	Univision Communications, Inc (Class A)	1,447,993
42,074	*	XM Satellite Radio Holdings, Inc	1,325,331

		TOTAL COMMUNICATIONS	9,243,388

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

DEPOSITORY INSTITUTIONS - 2.17%
54,727		North Fork Bancorp, Inc	$1,518,127
37,635		Northern Trust Corp	1,634,864
19,071		Synovus Financial Corp	531,318

		TOTAL DEPOSITORY INSTITUTIONS	3,684,309

EATING AND DRINKING PLACES - 2.33%
35,303	*	Brinker International, Inc	1,278,675
40,737	*	The Cheesecake Factory, Inc	1,444,127
23,477		Yum! Brands, Inc	1,216,343

		TOTAL EATING AND DRINKING PLACES	3,939,145

EDUCATIONAL SERVICES - 0.74%
6,144	*	Career Education Corp	210,493
66,432	*	Corinthian Colleges, Inc	1,044,311

		TOTAL EDUCATIONAL SERVICES	1,254,804

ELECTRIC, GAS, AND SANITARY SERVICES - 0.71%
73,417	*	AES Corp	1,202,570

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	1,202,570

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 10.20%
35,300	*	Altera Corp	698,234
40,079		Amphenol Corp (Class A)	1,484,526
171,730	*	Atmel Corp	506,605
70,033	*	Comverse Technology, Inc	1,766,232
18,800	*	Cypress Semiconductor Corp	236,880
49,452	*	Dolby Laboratories, Inc (Class A)	1,162,122
12,542		Harman International Industries, Inc	1,109,465
37,283	*	Jabil Circuit, Inc	1,063,311
22,480		Linear Technology Corp	861,209
24,563	*	Marvell Technology Group Ltd	941,745
16,983		Microchip Technology, Inc	441,728
123,317		National Semiconductor Corp	2,541,563
53,793	*	Novellus Systems, Inc	1,437,887
7,208	*	Nvidia Corp	171,262
68,959	*	PMC-Sierra, Inc	606,839
20,495		Rockwell Collins, Inc	975,357
43,763		Xilinx, Inc	1,279,193

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	17,284,158

ENGINEERING AND MANAGEMENT SERVICES - 4.78%
7,954	*	Celgene Corp	270,834
16,064		Corporate Executive Board Co	1,027,293
42,299	*	CV Therapeutics, Inc	861,208

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

27,732	*	Jacobs Engineering Group, Inc	$1,439,845
26,150		Moody's Corp	2,114,489
22,738		Quest Diagnostics, Inc	2,390,446

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	8,104,115

FABRICATED METAL PRODUCTS - 0.11%
2,571	*	Alliant Techsystems, Inc	183,698

		TOTAL FABRICATED METAL PRODUCTS	183,698

FOOD AND KINDRED PRODUCTS - 1.04%
13,219		Campbell Soup Co	383,615
15,551		Hershey Foods Corp	940,214
15,937		Pepsi Bottling Group, Inc	443,845

		TOTAL FOOD AND KINDRED PRODUCTS	1,767,674

FOOD STORES - 0.31%
5,158		Whole Foods Market, Inc	526,787

		TOTAL FOOD STORES	526,787

FURNITURE AND FIXTURES - 0.82%
45,885		Herman Miller, Inc	1,382,056

		TOTAL FURNITURE AND FIXTURES	1,382,056

FURNITURE AND HOMEFURNISHINGS STORES - 3.06%
91,423	*	Bed Bath & Beyond, Inc	3,340,596
34,589	*	Gamestop Corp (Class A)	766,492
37,308		Knoll, Inc	622,298
18,566		RadioShack Corp	454,867

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	5,184,253

GENERAL BUILDING CONTRACTORS - 1.06%
1,682	*	NVR, Inc	1,320,370
6,462		Pulte Homes, Inc	475,797

		TOTAL GENERAL BUILDING CONTRACTORS	1,796,167

GENERAL MERCHANDISE STORES - 0.84%
64,974	Dollar General Corp	1,423,580

	TOTAL GENERAL MERCHANDISE STORES	1,423,580

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

HEALTH SERVICES - 3.82%
4,046	*	Coventry Health Care, Inc	$275,694
6,513	*	DaVita, Inc	272,569
26,343	*	Express Scripts, Inc	2,296,846
11,700	*	Laboratory Corp of America Holdings	563,940
18,626	*	Medco Health Solutions, Inc	923,291
42,749	*	Triad Hospitals, Inc	2,141,725

		TOTAL HEALTH SERVICES	6,474,065

HOLDING AND OTHER INVESTMENT OFFICES - 2.22%
45,400		iShares Russell Midcap Growth Index Fund	3,764,114

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	3,764,114

HOTELS AND OTHER LODGING PLACES - 2.63%
38,571	*	Great Wolf Resorts, Inc	962,346
121,476		Hilton Hotels Corp	2,714,989
11,668		Marriott International, Inc (Class A)	780,123

		TOTAL HOTELS AND OTHER LODGING PLACES	4,457,458

INDUSTRIAL MACHINERY AND EQUIPMENT - 10.23%
60,767		American Standard Cos, Inc	2,824,450
38,181	*	Apple Computer, Inc	1,591,002
65,122		Baker Hughes, Inc	2,897,278
5,216		Black & Decker Corp	412,012
28,449	*	Cymer, Inc	761,580
10,380		Eaton Corp	678,852
22,045		ITT Industries, Inc	1,989,341
17,400	*	Lam Research Corp	502,164
27,481	*	Lexmark International, Inc	2,197,655
54,701	*	Network Appliance, Inc	1,513,030
6,186		Pitney Bowes, Inc	279,112
13,910		Rockwell Automation, Inc	787,863
10,177	*	Sandisk Corp	282,921
9,841		Smith International, Inc	617,326

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	17,334,586

INSTRUMENTS AND RELATED PRODUCTS - 5.41%
34,977		Bard (C.R.), Inc	2,381,234
52,729		Biomet, Inc	1,914,063
26,598	*	Fisher Scientific International, Inc	1,513,958
16,729		KLA-Tencor Corp	769,701
52,700	*	St. Jude Medical, Inc	1,897,200
12,080	*	Varian Medical Systems, Inc	414,102
7,815	*	Waters Corp	279,699

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	9,169,957

INSURANCE AGENTS, BROKERS AND SERVICE - 0.39%
21,848		Marsh & McLennan Cos, Inc	664,616

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	664,616

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

INSURANCE CARRIERS - 1.76%
11,506	*	WellChoice, Inc	$613,385
18,950	*	WellPoint, Inc	2,375,382

		TOTAL INSURANCE CARRIERS	2,988,767

LEATHER AND LEATHER PRODUCTS - 0.60%
17,831	*	Coach, Inc	1,009,770

		TOTAL LEATHER AND LEATHER PRODUCTS	1,009,770

METAL MINING - 0.29%
12,234		Freeport-McMoRan Copper & Gold, Inc (Class A)	484,589

		TOTAL METAL MINING	484,589

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.66%
13,946		Fortune Brands, Inc	1,124,466

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,124,466

MISCELLANEOUS RETAIL - 0.93%
42,603	*	Petco Animal Supplies, Inc	1,568,216

		TOTAL MISCELLANEOUS RETAIL	1,568,216

MOTION PICTURES - 0.65%
27,045	*	DreamWorks Animation SKG, Inc (Class A)	1,101,002

		TOTAL MOTION PICTURES	1,101,002

OIL AND GAS EXTRACTION - 2.33%
10,079		BJ Services Co	522,898
38,959		ENSCO International, Inc	1,467,196
26,343		EOG Resources, Inc	1,283,958
20,533		XTO Energy, Inc	674,304

		TOTAL OIL AND GAS EXTRACTION	3,948,356

PERSONAL SERVICES - 0.64%
26,386		Cintas Corp	1,090,006

		TOTAL PERSONAL SERVICES	1,090,006

PRINTING AND PUBLISHING - 0.36%
677		Washington Post Co (Class B)	605,238

		TOTAL PRINTING AND PUBLISHING	605,238

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

SECURITY AND COMMODITY BROKERS - 2.27%
41,248	*	Ameritrade Holding Corp	$421,142
21,437	*	GFI Group, Inc	575,155
31,695		Greenhill & Co, Inc	1,134,681
16,213		Legg Mason, Inc	1,266,884
7,442		T Rowe Price Group, Inc	441,906

		TOTAL SECURITY AND COMMODITY BROKERS	3,839,768

TRANSPORTATION BY AIR - 0.83%
98,747		Southwest Airlines Co	1,406,157

		TOTAL TRANSPORTATION BY AIR	1,406,157

TRANSPORTATION SERVICES - 0.88%
21,438		C.H. Robinson Worldwide, Inc	1,104,700
7,177		Expeditors International of Washington, Inc	384,328

		TOTAL TRANSPORTATION SERVICES	1,489,028

WATER TRANSPORTATION - 1.24%
47,193		Royal Caribbean Cruises Ltd	2,109,055

		TOTAL WATER TRANSPORTATION	2,109,055

WHOLESALE TRADE-DURABLE GOODS - 0.29%
10,000	*	Patterson Cos, Inc	499,500

		TOTAL WHOLESALE TRADE-DURABLE GOODS	499,500

		TOTAL COMMON STOCKS	167,978,968
		(Cost $149,992,754)

PRINCIPAL

SHORT-TERM INVESTMENTS - 7.03%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 7.03%
$ 11,910,000		Federal Home Loan Bank (FHLB), 2.400%, 04/01/05	11,909,120

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	11,909,120

		TOTAL SHORT-TERM INVESTMENTS	11,909,120
		(Cost $11,910,000)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

PRINCIPAL			VALUE

		TOTAL PORTFOLIO - 106.17%	$179,888,088
		(Cost $161,902,754)

		OTHER ASSETS AND LIABILITIES, NET - (6.17%)	(10,452,616)

		NET ASSETS - 100.00%	$169,435,472

	*	Non-income producing

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP VALUE FUND
STATEMENT OF INVESTMENTS (UNAUDITED)
MARCH 31, 2005

SHARES			VALUE

COMMON STOCKS - 96.98%

AMUSEMENT AND RECREATION SERVICES - 0.83%
84,000	*	Caesars Entertainment, Inc	$1,662,360
25,000	*	WMS Industries, Inc	704,000

		TOTAL AMUSEMENT AND RECREATION SERVICES	2,366,360

APPAREL AND ACCESSORY STORES - 0.46%
14,500		Limited Brands, Inc	352,350
4,000		Nordstrom, Inc	221,520
30,000		TJX Cos, Inc	738,900

		TOTAL APPAREL AND ACCESSORY STORES	1,312,770

APPAREL AND OTHER TEXTILE PRODUCTS - 0.50%
43,000		Jones Apparel Group, Inc	1,440,070

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,440,070

AUTO REPAIR, SERVICES AND PARKING - 0.77%
50,000		Lear Corp	2,218,000

		TOTAL AUTO REPAIR, SERVICES AND PARKING	2,218,000

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.35%
40,000		Louisiana-Pacific Corp	1,005,600

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	1,005,600

BUSINESS SERVICES - 1.12%
85,000	*	Earthlink, Inc	765,000
79,000	*	NYFIX, Inc	425,020
16,000		Service Master Co	216,000
30,000	*	Sybase, Inc	553,800
30,000	*	Titan Corp	544,800
100,000	*	Unisys Corp	706,000

		TOTAL BUSINESS SERVICES	3,210,620

CHEMICALS AND ALLIED PRODUCTS - 7.35%
43,500		Akzo Nobel NV (Spon ADR)	2,000,130
26,605		Albemarle Corp	967,358
33,000		Cabot Corp	1,103,190
70,000	*	Celanese Corp (Series A)	1,259,300
17,000		Cytec Industries, Inc	922,250
30,000		Englehard Corp	900,900
30,000	*	Huntsman Corp	699,600
20,000		Lyondell Chemical Co	558,400
45,000		Merck & Co, Inc	1,456,650
30,000		Monsanto Co	1,935,000
50,000	*	Nalco Holding Co	941,500

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

20,000		PPG Industries, Inc	$1,430,400
31,019	*	Prestige Brands Holdings, Inc	547,485
500,000		Rhodia S.A. (Spon ADR)	1,070,000
20,000		Rohm & Haas Co	960,000
30,000		RPM International, Inc	548,400
9,000		Sherwin-Williams Co	395,910
10,000		Sigma-Aldrich Corp	612,500
75,000		Waste Management, Inc	2,163,750
70,000	b*	WR Grace & Co	596,400

		TOTAL CHEMICALS AND ALLIED PRODUCTS	21,069,123

COAL MINING - 0.84%
26,565	*	Alpha Natural Resources, Inc	761,619
4,500		Arch Coal, Inc	193,545
6,000		Consol Energy, Inc	282,120
8,500		Massey Energy Co	340,340
18,000		Peabody Energy Corp	834,480

		TOTAL COAL MINING	2,412,104

COMMUNICATIONS - 3.31%
43,500	*	Cablevision Systems Corp (Class A)	1,220,175
11,000		CenturyTel, Inc	361,240
55,000		Clear Channel Communications, Inc	1,895,850
40,000		EchoStar Communications Corp (Class A)	1,170,000
54,000	*	Entercom Communications Corp	1,918,080
75,000		PanAmSat Holding Corp	1,275,000
175,000	*	UnitedGlobalcom, Inc (Class A)	1,655,500

		TOTAL COMMUNICATIONS	9,495,845

DEPOSITORY INSTITUTIONS - 7.37%
35,000		AmSouth Bancorp	908,250
12,750		Astoria Financial Corp	322,575
50,000		Bank of New York Co, Inc	1,452,500
10,000		Comerica, Inc	550,800
12,000		Cullen/Frost Bankers, Inc	541,800
20,000		Greater Bay Bancorp	488,200
65,000		Hibernia Corp (Class A)	2,080,650
10,000		Independence Community Bank Corp	390,000
60,000		Marshall & Ilsley Corp	2,505,000
30,000		Mercantile Bankshares Corp	1,525,800
75,000		New York Community Bancorp, Inc	1,362,000
115,000		North Fork Bancorp, Inc	3,190,100
40,000		Northern Trust Corp	1,737,600
28,000		Regions Financial Corp	907,200
8,000		UnionBanCal Corp	490,000
17,391		Valley National Bancorp	448,340
19,064		Wachovia Corp	970,548
18,000		Zions Bancorp	1,242,360

		TOTAL DEPOSITORY INSTITUTIONS	21,113,723

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

EATING AND DRINKING PLACES - 0.97%
55,000	*	Brinker International, Inc	$1,992,100
22,000	*	The Cheesecake Factory, Inc	779,900

		TOTAL EATING AND DRINKING PLACES	2,772,000

ELECTRIC, GAS, AND SANITARY SERVICES -10.88%
90,000	*	Allegheny Energy, Inc	1,859,400
70,000	*	Calpine Corp	196,000
35,000		Cinergy Corp	1,418,200
75,000	*	CMS Energy Corp	978,000
24,000		Constellation Energy Group, Inc	1,240,800
20,000		DPL, Inc	500,000
30,000		DTE Energy Co	1,364,400
43,000		Energy East Corp	1,127,460
12,000		Equitable Resources, Inc	689,280
55,000		FirstEnergy Corp	2,307,250
45,000		FPL Group, Inc	1,806,750
18,000		KeySpan Corp	701,460
4,000		Kinder Morgan, Inc	302,800
30,000		National Fuel Gas Co	857,700
50,000		NiSource, Inc	1,139,500
25,000		Northeast Utilities	481,750
25,000	*	NRG Energy, Inc	853,750
19,000		Pepco Holdings, Inc	398,810
60,000		PG&E Corp	2,046,000
40,000		PPL Corp	2,159,600
45,000		Public Service Enterprise Group, Inc	2,447,550
25,000		Questar Corp	1,481,250
9,000		Sempra Energy	358,560
23,000		TXU Corp	1,831,490
75,000		Williams Cos, Inc	1,410,750
10,000		Wisconsin Energy Corp	355,000
50,000		Xcel Energy, Inc	859,000

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	31,172,510

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.41%
180,000	*	Agere Systems, Inc (Class A)	257,400
180,000	*	Agere Systems, Inc (Class B)	255,600
250,000	*	Atmel Corp	737,500
200,000	*	Lattice Semiconductor Corp	1,074,000
36,000	*	Micron Technology, Inc	372,240
55,000		National Semiconductor Corp	1,133,550
110,000		Nintendo Co Ltd (ADR)	1,512,500
800,000	*	Nortel Networks Corp (U.S.)	2,184,000
35,000	*	Novellus Systems, Inc	935,550
150,000	*	Sanmina-SCI Corp	783,000
150,000	*	Sycamore Networks, Inc	534,000

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	9,779,340

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

ENGINEERING AND MANAGEMENT SERVICES - 0.74%
70,000	*	Accenture Ltd (Class A)	$1,690,500
50,000	*	BearingPoint, Inc	438,500

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	2,129,000

FOOD AND KINDRED PRODUCTS - 2.92%
54,000		Archer Daniels Midland Co	1,327,320
45,000		Coca-Cola Enterprises, Inc	923,400
40,000	*	Constellation Brands, Inc (Class A)	2,114,800
28,000	*	Dean Foods Co	960,400
15,000		Molson Coors Brewing Co (Class B)	1,157,550
45,000	*	Smithfield Foods, Inc	1,419,750
28,000		Tyson Foods, Inc (Class A)	467,040

		TOTAL FOOD AND KINDRED PRODUCTS	8,370,260

FOOD STORES - 0.85%
90,000	*	Kroger Co	1,442,700
70,000	*	Pathmark Stores, Inc	441,700
30,000	*	Safeway, Inc	555,900

		TOTAL FOOD STORES	2,440,300

FURNITURE AND FIXTURES - 0.15%
20,000		Newell Rubbermaid, Inc	438,800

		TOTAL FURNITURE AND FIXTURES	438,800

FURNITURE AND HOMEFURNISHINGS STORES - 0.62%
74,000		Knoll, Inc	1,234,320
40,000		Steelcase, Inc (Class A)	552,000

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,786,320

GENERAL BUILDING CONTRACTORS - 0.33%
13,000		Pulte Homes, Inc	957,190

		TOTAL GENERAL BUILDING CONTRACTORS	957,190

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES		VALUE

GENERAL MERCHANDISE STORES - 1.22%
13,334	Federated Department Stores, Inc	$848,576
33,000	J.C. Penney Co, Inc	1,713,360
25,000	May Department Stores Co	925,500

	TOTAL GENERAL MERCHANDISE STORES	3,487,436

HEALTH SERVICES - 0.44%
16,000	*	Medco Healthcare Corp	793,120
40,000	*	Tenet Healthcare Corp	461,200

		TOTAL HEALTH SERVICES	1,254,320

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.44%
45,027	*	Macquarie Infrastructure Co Trust	1,260,756

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	1,260,756

HOLDING AND OTHER INVESTMENT OFFICES - 12.35%
15,000		Allied Capital Corp	391,500
25,000		AMB Property Corp	945,000
108,000		Ashford Hospitality Trust, Inc	1,101,600
25,000		Boston Properties, Inc	1,505,750
30,000		Catellus Development Corp	799,500
24,302	v*	Crystal River Capital, Inc	607,550
30,000		Developers Diversified Realty Corp	1,192,500
182,200		ECC Capital Corp	1,093,200
20,000		Equity Residential	644,200
34,551		General Growth Properties, Inc	1,178,189
50,000		HomeBanc Corp	442,000
20,664		iShares Russell 1000 Value Index Fund	1,359,898
118,056		iShares Russell Midcap Value Index Fund	13,324,981
37,600		iStar Financial, Inc	1,548,368
7,000		Kimco Realty Corp	377,300
5,449		Liberty Property Trust	212,783
15,363		Mills Corp	812,703
36,000		Newcastle Investment Corp	1,065,600
12,000		Parkway Properties, Inc	560,400
27,000		Prologis	1,001,700
6,500		Public Storage, Inc	370,110
45,000		Reckson Associates Realty Corp	1,381,500
23,000		Simon Property Group, Inc	1,393,340
4,300		SL Green Realty Corp	241,746
42,000		Trizec Properties, Inc	798,000
15,000		Vornado Realty Trust	1,039,050

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	35,388,468

HOTELS AND OTHER LODGING PLACES - 1.59%
35,000		Accor S.A.	1,717,617
60,140	*	Great Wolf Resorts, Inc	1,500,493
20,000		Hilton Hotels Corp	447,000
15,000		Starwood Hotels & Resorts Worldwide, Inc	900,450

		TOTAL HOTELS AND OTHER LODGING PLACES	4,565,560

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.55%
45,000		American Standard Cos, Inc	$2,091,600
35,000		Deere & Co	2,349,550
50,000		Eaton Corp	3,270,000
10,000	*	Grant Prideco, Inc	241,600
170,000	*	Maxtor Corp	904,400
23,416	*	National Oilwell Varco, Inc	1,093,527
25,000		Pitney Bowes, Inc	1,128,000
5,000		Rockwell Automation, Inc	283,200
110,000	*	Xerox Corp	1,666,500

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	13,028,377

INSTRUMENTS AND RELATED PRODUCTS - 0.99%
40,000		Eastman Kodak Co	1,302,000
40,000		Raytheon Co	1,548,000

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,850,000

INSURANCE AGENTS, BROKERS AND SERVICE - 0.98%
50,000		AON Corp	1,142,000
55,000		Marsh & McLennan Cos, Inc	1,673,100

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	2,815,100

INSURANCE CARRIERS - 8.87%
76,000		Aegon NV (ARS)	1,022,960
25,000		Aflac, Inc	931,500
68,900		Aspen Insurance Holdings Ltd	1,736,969
13,000		Cigna Corp	1,160,900
13,000		Cincinnati Financial Corp	566,930
40,000	*	CNA Financial Corp	1,122,400
126,600		Genworth Financial, Inc	3,484,032
7,500		Jefferson-Pilot Corp	367,875
18,000		Lincoln National Corp	812,520
60,000		Max Re Capital Ltd	1,411,800
25,000		MGIC Investment Corp	1,541,750
50,000	*	Pacificare Health Systems, Inc	2,846,000
35,000		Safeco Corp	1,704,850
60,000		St. Paul Travelers Cos, Inc	2,203,800
10,000		Torchmark Corp	522,000
17,000	*	WellChoice, Inc	906,270
24,500	*	WellPoint, Inc	3,071,075

		TOTAL INSURANCE CARRIERS	25,413,631

LUMBER AND WOOD PRODUCTS - 1.24%
100,000		Georgia-Pacific Corp	3,549,000

		TOTAL LUMBER AND WOOD PRODUCTS	3,549,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

METAL MINING - 0.85%
18,000		Freeport-McMoRan Copper & Gold, Inc (Class A)	$712,980
13,000	*	Inco Ltd	517,400
11,800		Phelps Dodge Corp	1,200,414

		TOTAL METAL MINING	2,430,794

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.70%
15,000		Fortune Brands, Inc	1,209,450
69,000	*	Leapfrog Enterprises, Inc	783,150

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,992,600

MISCELLANEOUS RETAIL - 1.69%
80,000	*	Marvel Enterprises, Inc	1,600,000
35,000	*	Office Depot, Inc	776,300
12,312	*	Sears Holdings Corp	1,639,589
32,000	*	Toys 'R' Us, Inc	824,320

		TOTAL MISCELLANEOUS RETAIL	4,840,209

MOTION PICTURES - 0.21%
55,000	*	Lions Gate Entertainment Corp	607,750

		TOTAL MOTION PICTURES	607,750

NONMETALLIC MINERALS, EXCEPT FUELS - 0.14%
7,000		Vulcan Materials Co	397,810

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	397,810

OIL AND GAS EXTRACTION - 3.15%
15,000		Diamond Offshore Drilling, Inc	748,500
18,000		ENSCO International, Inc	677,880
35,000		Kerr-McGee Corp	2,741,550
35,000		Marathon Oil Corp	1,642,200
38,000		Noble Energy, Inc	2,584,760
45,950	*	Pioneer Drilling Co	632,732

		TOTAL OIL AND GAS EXTRACTION	9,027,622

PAPER AND ALLIED PRODUCTS - 1.12%
10,000		Bowater, Inc	376,700
22,000		MeadWestvaco Corp	700,040
20,000		Packaging Corp of America	485,800

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

12,000	*	Smurfit-Stone Container Corp	$185,640
20,000		Temple-Inland, Inc	1,451,000

		TOTAL PAPER AND ALLIED PRODUCTS	3,199,180

PERSONAL SERVICES - 0.21%
80,000		Service Corp International	598,400

		TOTAL PERSONAL SERVICES	598,400

PETROLEUM AND COAL PRODUCTS - 0.97%
5,500		Amerada Hess Corp	529,155
6,000		Ashland, Inc	404,820
25,000		Valero Energy Corp	1,831,750

		TOTAL PETROLEUM AND COAL PRODUCTS	2,765,725

PRIMARY METAL INDUSTRIES -1.12%
14,000	*	International Steel Group, Inc	553,000
15,000		Nucor Corp	863,400
18,000	*	Oregon Steel Mills, Inc	414,000
8,000		Precision Castparts Corp	616,080
15,000		United States Steel Corp	762,750

		TOTAL PRIMARY METAL INDUSTRIES	3,209,230

PRINTING AND PUBLISHING - 0.81%
20,000		Knight Ridder, Inc	1,345,000
27,000		New York Times Co (Class A)	987,660

		TOTAL PRINTING AND PUBLISHING	2,332,660

RAILROAD TRANSPORTATION - 0.95%
25,000		CSX Corp	1,041,250
45,000		Norfolk Southern Corp	1,667,250

		TOTAL RAILROAD TRANSPORTATION	2,708,500

SECURITY AND COMMODITY BROKERS - 1.33%
20,000		A.G. Edwards, Inc	896,000
12,000		Bear Stearns Cos, Inc	1,198,800
75,000		Charles Schwab Corp	788,250
30,000	*	E*Trade Financial Corp	360,000
40,000		Janus Capital Group, Inc	558,000

		TOTAL SECURITY AND COMMODITY BROKERS	3,801,050

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

STONE, CLAY, AND GLASS PRODUCTS - 0.65%
15,000		Lafarge North America, Inc	$876,750
39,000	*	Owens-Illinois, Inc	980,460

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	1,857,210

TOBACCO PRODUCTS - 1.42%
45,000		Loews Corp (Carolina Group)	1,489,500
32,000		Reynolds American, Inc	2,578,880

		TOTAL TOBACCO PRODUCTS	4,068,380

TRANSPORTATION BY AIR - 0.34%
100,000	*	Northwest Airlines Corp	669,000
22,000		Southwest Airlines Co	313,280

		TOTAL TRANSPORTATION BY AIR	982,280

TRANSPORTATION EQUIPMENT - 2.84%
30,000		Dana Corp	383,700
210,000		Delphi Corp	940,800
12,000		General Dynamics Corp	1,284,600
10,000		Genuine Parts Co	434,900
25,000		Goodrich Corp	957,250
15,000	*	Magna International, Inc (Class A)	1,003,500
25,000		Northrop Grumman Corp	1,349,500
11,000		Paccar, Inc	796,290
40,000		Wabash National Corp	976,000

		TOTAL TRANSPORTATION EQUIPMENT	8,126,540

TRANSPORTATION SERVICES - 0.33%
30,000		Empresa Brasileira de Aeronautica S.A. (ADR)	939,000

		TOTAL TRANSPORTATION SERVICES	939,000

WATER TRANSPORTATION - 0.78%
61,640	*	Diana Shipping, Inc	1,019,526
27,000		Royal Caribbean Cruises Ltd	1,206,630

		TOTAL WATER TRANSPORTATION	2,226,156

WHOLESALE TRADE-NONDURABLE GOODS - 0.93%
32,000		AmerisourceBergen Corp	1,833,280
25,000		Supervalu, Inc	833,750

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,667,030

		TOTAL COMMON STOCKS	277,880,709
		(Cost $251,889,589)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

PRINCIPAL			VALUE

SHORT-TERM INVESTMENTS - 6.68%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 6.68%
$ 19,130,000		Federal Home Loan Bank (FHLB), 2.400%, 04/01/05	19,128,586

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	19,128,586

		TOTAL SHORT-TERM INVESTMENTS	19,128,586
		(Cost $19,130,000)

		TOTAL PORTFOLIO - 103.66%	297,009,295
		(Cost $271,019,589)

		OTHER ASSETS & LIABILITIES, NET - (3.66%)	(10,481,408)

		NET ASSETS -100.00%	$286,527,887

	*	Non-income producing
	b	In bankruptcy
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP EQUITY FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.78%

AGRICULTURAL PRODUCTION-CROPS - 0.02%
900	*	Alico, Inc	$47,430

		TOTAL AGRICULTURAL PRODUCTION-CROPS	47,430

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.06%
180		Seaboard Corp	193,140

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	193,140

AMUSEMENT AND RECREATION SERVICES - 0.98%
22,700	*	Argosy Gaming Co	1,042,384
9,400	*	Aztar Corp	268,464
2,352		Dover Downs Gaming & Entertainment, Inc	29,282
3,362	*	Isle of Capri Casinos, Inc	89,227
3,000	*	Life Time Fitness, Inc	80,940
8,100	*	Magna Entertainment Corp (Class A)	49,734
5,900	*	MTR Gaming Group, Inc	73,160
81,468	*	Multimedia Games, Inc	632,192
17,908	*	Penn National Gaming, Inc	526,137
3,800		Speedway Motorsports, Inc	135,660
4,700	*	Sunterra Corp	70,876
1,000		World Wrestling Federation Entertainment, Inc	12,000

		TOTAL AMUSEMENT AND RECREATION SERVICES	3,010,056

APPAREL AND ACCESSORY STORES - 1.41%
24,250	*	Aeropostale, Inc	794,187
2,300		Bebe Stores, Inc	78,085
4,100		Buckle, Inc	143,131
8,900		Burlington Coat Factory Warehouse Corp	255,430
6,869	*	Cache, Inc	93,075
5,000		Cato Corp (Class A)	161,250
55,183	*	Charming Shoppes, Inc	448,638
1,100		Deb Shops, Inc	31,042
5,243	*	Dress Barn, Inc	95,527
9,530		Finish Line, Inc (Class A)	220,619
5,500	*	Genesco, Inc	156,310
5,824		Goody's Family Clothing, Inc	52,591
14,839	*	Gymboree Corp	186,081
4,800	*	Jo-Ann Stores, Inc	134,832
2,549	*	JOS A. Bank Clothiers, Inc	74,686
2,600	*	New York & Co, Inc	52,182
18,300	*	Payless Shoesource, Inc	288,957

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

1,960	*	Shoe Carnival, Inc	$34,300
21,558	*	Stage Stores, Inc	827,612
8,800	*	Too, Inc	217,096

		TOTAL APPAREL AND ACCESSORY STORES	4,345,631

APPAREL AND OTHER TEXTILE PRODUCTS - 1.06%
24,230	*	DHB Industries, Inc	213,224
3,800	*	Guess?, Inc	52,060
5,843	*	Hartmarx Corp	55,742
40,100		Kellwood Co	1,154,479
25,500		Oxford Industries, Inc	933,045
6,500		Phillips-Van Heusen Corp	173,160
15,000	*	Quiksilver, Inc	435,450
10,269	*	Warnaco Group, Inc	246,867

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	3,264,027

AUTO REPAIR, SERVICES AND PARKING - 0.18%
2,300	*	Amerco, Inc	106,490
5,000		Central Parking Corp	85,900
6,500	*	Dollar Thrifty Automotive Group, Inc	213,070
5,845	*	Exide Technologies	75,400
2,317	*	Monro Muffler Brake, Inc	59,802

		TOTAL AUTO REPAIR, SERVICES AND PARKING	540,662

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.68%
3,000	*	Asbury Automotive Group, Inc	46,200
11,800	*	CSK Auto Corp	208,270
4,400	*	Group 1 Automotive, Inc	115,720
16,600		Lithia Motors, Inc (Class A)	425,126
3,000	*	MarineMax, Inc	93,540
455	*	Rush Enterprises, Inc	7,671
46,700		Sonic Automotive, Inc	1,060,557
4,900		United Auto Group, Inc	136,367

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	2,093,451

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.24%
12,631		Building Materials Holding Corp	561,827
4,300	*	Central Garden & Pet Co	188,598

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	750,425

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

BUSINESS SERVICES - 9.76%
8,500	*	@Road, Inc	$34,850
9,700		Aaron Rents, Inc	194,000
1,800		ABM Industries, Inc	34,614
10,104	*	Actuate Corp	24,250
7,100		Administaff, Inc	103,660
5,361	*	Altiris, Inc	127,860
1,728	*	Ansoft Corp	46,621
7,806	*	Ansys, Inc	267,043
7,700	*	Anteon International Corp	299,761
12,522	*	Aquantive, Inc	138,618
7,900		Arbitron, Inc	338,910
11,900	*	Armor Holdings, Inc	441,371
9,002	*	Asiainfo Holdings, Inc	45,190
34,109	*	Aspect Communications Corp	355,075
3,253	*	Aspen Technology, Inc	18,477
2,045	*	Asset Acceptance Capital Corp	39,019
10,851	*	Autobytel, Inc	54,689
33,400	*	Bisys Group, Inc	523,712
15,028		Blackbaud, Inc	189,353
20,801	*	Borland Software Corp	168,904
10,200		Brady Corp (Class A)	329,970
74,395	*	Brocade Communications Systems, Inc	440,418
13,000	*	CACI International, Inc (Class A)	717,990
7,300	*	CallWave, Inc	43,070
7,485	*	Captaris, Inc	30,314
2,323	*	Carreker Corp	13,032
13,100		Catalina Marketing Corp	339,290
2,186	*	Chordiant Software, Inc	3,651
36,500	*	Ciber, Inc	265,355
115,420	*	CMGI, Inc	240,074
1,650		Computer Programs & Systems, Inc	46,332
57,667	*	Corillian Corp	200,681
3,986	*	CoStar Group, Inc	146,884
5,634	*	Covansys Corp	84,031
22,180	*	CSG Systems International, Inc	361,312
3,360	*	Cybersource Corp	17,304
31,218	*	Dendrite International, Inc	438,301
4,301	*	Digital Insight Corp	70,536
9,700	*	Digital River, Inc	302,252
28,620	*	DoubleClick, Inc	220,374
2,738	*	E.piphany, Inc	9,720
109,896	*	Earthlink, Inc	989,064
2,623	*	Echelon Corp	17,941
12,340	*	eFunds Corp	275,429
808	*	Electro Rent Corp	10,843
5,423	*	Embarcadero Technologies, Inc	35,738
27,511	*	Epicor Software Corp	360,394
3,500	*	EPIQ Systems, Inc	45,430
8,487	*	eSpeed, Inc (Class A)	78,080
26,735	*	Extreme Networks, Inc	157,469
9,484	*	F5 Networks, Inc	478,847
7,750		Factset Research Systems, Inc	255,828
10,686	*	Filenet Corp	243,427
66,031	*	FindWhat.com	684,741
34,051	*	Harris Interactive, Inc	156,975
3,224	*	Heidrick & Struggles International, Inc	118,546

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

11,220	*	Hyperion Solutions Corp	$494,914
8,800		Imation Corp	305,800
3,797	*	Infocrossing, Inc	60,144
18,748	*	Infospace, Inc	765,481
8,100		infoUSA, Inc	85,131
1,662	*	Innovative Solutions & Support, Inc	52,769
5,200	*	Interactive Data Corp	107,900
8,442	*	Intergraph Corp	243,214
9,865	*	Internet Security Systems, Inc	180,529
3,900	*	Intersections, Inc	56,745
1,100	*	Intervideo, Inc	12,100
4,386	*	Intrado, Inc	53,948
13,700	*	Ipass, Inc	83,844
2,630	*	iPayment, Inc	110,986
26,181	*	Jupitermedia Corp	406,067
8,150	*	Kanbay International, Inc	166,749
27,400	*	Keane, Inc	357,022
4,743		Kelly Services, Inc (Class A)	136,551
3,978	*	Keynote Systems, Inc	47,219
13,477	*	Kforce, Inc	148,112
11,500	*	KFX ,Inc	154,100
60,300	*	Korn/Ferry International	1,147,509
7,948	*	Kronos, Inc	406,222
10,500	*	Labor Ready, Inc	195,825
11,967	*	Lionbridge Technologies	68,092
12,643	*	Macrovision Corp	288,134
1,054	*	Magma Design Automation, Inc	12,511
7,626	*	Manhattan Associates, Inc	155,342
4,726	*	Mantech International Corp (Class A)	109,029
1,200	*	Manugistics Group, Inc	2,016
12,684	*	MAPICS, Inc	161,467
4,299	*	Mapinfo Corp	51,760
1,500	*	Marlin Business Services, Inc	30,570
8,080	*	Medical Staffing Network Holdings, Inc	53,409
7,492	*	Mentor Graphics Corp	102,640
20,188	*	Micromuse, Inc	91,452
14,332	*	MicroStrategy, Inc	777,798
112,200	*	MPS Group, Inc	1,179,222
6,751	*	MRO Software, Inc	94,716
15,589	*	NCO Group, Inc	304,765
3,450	*	Ness Technologies, Inc	41,331
5,900	*	NETIQ Corp	67,437
2,400	*	Netscout Systems, Inc	10,680
1,371	*	NIC, Inc	6,540
3,303	*	Open Solutions, Inc	65,498
882	*	Opnet Technologies, Inc	7,374
36	*	Packeteer, Inc	554
146,149	*	Parametric Technology Corp	816,973
20,199	*	PDI, Inc	414,079
5,441	*	PEC Solutions, Inc	68,448
2,860	*	Pegasus Solutions, Inc	33,805
40,600	*	Perot Systems Corp (Class A)	545,664
3,100	*	Portfolio Recovery Associates, Inc	105,493
2,189	*	PRA International	58,950

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

8,780	*	Progress Software Corp	$230,212
373		QAD, Inc	3,085
32,600	*	Quest Software, Inc	451,184
4,000	*	R.H. Donnelley Corp	232,360
4,317	*	Radisys Corp	61,129
540	*	Redback Networks, Inc Wts 01/02/11	1,224
10,200	*	Rent-Way, Inc	83,640
16,294	*	Rewards Network, Inc	67,783
7,500		Rollins, Inc	139,500
17,934	*	RSA Security, Inc	284,254
18,190	*	S1 Corp	126,239
20,370	*	Sapient Corp	149,618
11,200	*	Scansoft, Inc	41,664
9,200	*	Secure Computing Corp	78,844
651	*	Seebeyond Technology Corp	2,057
6,403	*	Serena Software, Inc	152,135
1,642	*	SI International, Inc	45,368
14,800	*	Sitel Corp	29,008
5,510	*	Sohu.com, Inc	96,866
11,600	*	Sotheby's Holdings, Inc (Class A)	196,736
5,000	*	Source Interlink Cos, Inc	56,250
3,000	*	Spherion Corp	22,470
1,895	*	SPSS, Inc	32,954
3,400	*	SRA International, Inc (Class A)	204,850
3,435		SS&C Technologies, Inc	78,318
800		Startek, Inc	13,440
2,418	*	Stratasys, Inc	68,502
9,314	*	SupportSoft, Inc	49,178
4,194	*	Sykes Enterprises, Inc	28,813
10,100	*	SYNNEX Corp	175,942
1,900		Syntel, Inc	33,630
12,900	*	Take-Two Interactive Software, Inc	504,390
5,265		Talx Corp	95,612
10,963	*	THQ, Inc	308,499
4,550	*	Tier Technologies, Inc (Class B)	33,534
1,200	*	TNS, Inc	21,540
18,330	*	Transaction Systems Architects, Inc	424,340
458	*	Travelzoo, Inc	22,772
9,500	*	Tyler Technologies, Inc	72,295
88,498	*	United Online, Inc	926,574
5,000	*	Universal Compression Holdings, Inc	189,350
20,005	*	Valueclick, Inc	212,253
7,695	*	Verity, Inc	72,718
7,200	*	Volt Information Sciences, Inc	173,880
1,346	*	WatchGuard Technologies, Inc	4,348
8,200	*	WebEx Communications, Inc	177,038
5,835	*	Websense, Inc	313,923
747	*	Wind River Systems, Inc	11,265
5,600	*	Witness Systems, Inc	98,280

		TOTAL BUSINESS SERVICES	30,080,114

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

CHEMICALS AND ALLIED PRODUCTS - 6.16%
34	*	QLT, Inc (Frankfurt)	$437
4,571	*	Able Laboratories, Inc	107,236
20,748		Aceto Corp	153,950
11,150	*	Adolor Corp	110,831
9,000		Albemarle Corp	327,240
2,966	*	Alkermes, Inc	30,787
37,100		Alpharma, Inc (Class A)	457,072
5,900		Arch Chemicals, Inc	167,973
8,088	*	Array Biopharma, Inc	56,697
18,842	*	Avant Immunotherapeutics, Inc	30,712
700	*	Benthley Pharmaceuticals, Inc	5,152
6,044	*	Bioenvision, Inc	34,753
3,691	*	Biosite, Inc	192,043
3,945	*	Bone Care International, Inc	102,333
28,900	*	Bradley Pharmaceuticals, Inc	276,284
2,600	*	Caraco Pharmaceutical Laboratories Ltd	21,268
8,127	*	Chattem, Inc	361,408
8,920	*	Connetics Corp	225,587
11,935	*	Curis, Inc	42,727
7,626	*	Cypress Bioscience, Inc	69,702
25,700		Cytec Industries, Inc	1,394,225
14,634	*	Dendreon Corp	79,755
8,300		Diagnostic Products Corp	400,890
3,518	*	Digene Corp	72,998
3,540	*	Dov Pharmaceutical, Inc	48,427
3,867	*	Dusa Pharmaceuticals, Inc	33,759
14,474	*	Encysive Pharmaceuticals, Inc	147,924
34,524	*	Enzon, Inc	351,800
5,799	*	EPIX Pharmaceuticals, Inc	40,593
11,300		Ferro Corp	212,666
21,148	*	First Horizon Pharmaceutical	356,978
29,005	*	FMC Corp	1,550,317
25,534		Georgia Gulf Corp	1,174,053
11,434	*	Geron Corp	69,862
7,300		H.B. Fuller Co	211,700
1,434	*	Idenix Pharmaceuticals, Inc	28,465
15,606	*	Immucor, Inc	471,145
9,395	*	Immunogen, Inc	49,136
12,314	*	Impax Laboratories, Inc	197,024
10,445	*	Indevus Pharmaceuticals, Inc	29,037
12,458	*	Inkine Pharmaceutical Co	38,620
10,450	*	Inspire Pharmaceuticals, Inc	85,272
7,700	*	InterMune, Inc	84,700
3,600	*	Inverness Medical Innovations, Inc	84,600
2,954	*	Kos Pharmaceuticals, Inc	123,123
2,603		Kronos Worldwide, Inc	110,654
9,200	*	KV Pharmaceutical Co (Class A)	213,440
19,800	*	Ligand Pharmaceuticals, Inc (Class B)	113,454
6,900		MacDermid, Inc	224,250
11,855	*	Medarex, Inc	84,526
13,726	*	Medicines Co	311,031
5,200		Minerals Technologies, Inc	342,056
32,200	*	Mosaic Co	549,332
14,492	*	Nabi Biopharmaceuticals	180,860

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

2,730		Nature's Sunshine Products, Inc	$46,874
6,800	*	Neurogen Corp	48,144
17,400	*	NewMarket Corp	323,640
2,900	*	NitroMed, Inc	50,199
5,400	*	NL Industries, Inc	124,740
3,931	*	Northfield Laboratories, Inc	44,224
5,929	*	Noven Pharmaceuticals, Inc	100,556
20,349	*	Nutraceutical International Corp	322,735
6,200	*	OM Group, Inc	188,604
100	*	Omnova Solutions, Inc	537
8,800	*	Onyx Pharmaceuticals, Inc	275,880
9,141	*	OraSure Technologies, Inc	67,278
19,700	*	Par Pharmaceutical Cos, Inc	658,768
3,800	*	Pharmion Corp	110,200
23,300	*	PolyOne Corp	206,904
822	*	Pozen, Inc	4,283
7,936	*	Quidel Corp	31,030
304	*	Revlon, Inc (Class A)	875
9,090	*	Salix Pharmaceuticals Ltd	149,894
5,775	*	Sciclone Pharmaceuticals, Inc	16,401
26,773	*	Serologicals Corp	654,332
1,300		Stepan Co	30,563
3,503	*	SurModics, Inc	111,781
4,050	*	Tanox, Inc	38,880
56,500	*	Terra Industries, Inc	438,440
14,665	*	Third Wave Technologies, Inc	84,470
8,105	*	UAP Holding Corp	130,491
4,753	*	United Therapeutics Corp	217,188
21,400		USEC, Inc	348,392
24,000		Valeant Pharmaceuticals International	540,480
17,915	*	Vion Pharmaceuticals, Inc	51,058
5,000		Wellman, Inc	72,300
21,600		West Pharmaceutical Services, Inc	516,240
15,500		Westlake Chemical Corp	501,425
16,785	b*	WR Grace & Co	143,008
8,969	*	Zila, Inc	36,235
4,100	*	Zymogenetics, Inc	62,566

		TOTAL CHEMICALS AND ALLIED PRODUCTS	18,990,479

COMMUNICATIONS - 1.54%
15,910	*	Airspan Networks, Inc	81,300
29,163	*	Alamosa Holdings, Inc	340,332
18,712	*	Boston Communications Group	133,230
450	*	Centennial Communications Corp	4,883
49,012	*	Charter Communications, Inc (Class A)	78,419
105,300	*	Cincinnati Bell, Inc	447,525
6,088	*	Commonwealth Telephone Enterprises, Inc	286,988
4,814		CT Communications, Inc	50,691
13,041	*	Cumulus Media, Inc (Class A)	185,834
3,037		D&E Communications, Inc	27,728
1,800	*	Dobson Communications Corp (Class A)	3,636
21,510	*	General Communication, Inc (Class A)	196,386
3,573		Golden Telecom, Inc	91,469
11,400		Gray Television, Inc	164,958

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

75,000	*	Internap Network Services Corp	$44,250
19,300		Iowa Telecommunications Services, Inc	376,350
5,385	*	j2 Global Communications, Inc	184,759
7,300	*	Lin TV Corp (Class A)	123,589
4,700	*	Mastec, Inc	38,587
3,763		North Pittsburgh Systems, Inc	74,376
57,695	*	Novatel Wireless, Inc	620,221
18,066	*	Premiere Global Services, Inc	204,507
11,500	*	Price Communications Corp	201,250
24,645	*	Primus Telecommunications Group	38,693
5,200	bv*	RCN Corp	-
8,950	*	Regent Communications, Inc	47,883
7,600	*	Saga Communications, Inc (Class A)	122,360
2,450	*	Salem Communications Corp (Class A)	50,470
1,895		Shenandoah Telecom Co	58,745
15,413		Sinclair Broadcast Group, Inc (Class A)	123,766
6,834	*	Talk America Holdings, Inc	44,079
76,390	*	Terremark Worldwide, Inc	49,654
1,200	*	Triton PCS Holdings, Inc (Class A)	2,664
5,225	*	Ubiquitel, Inc	35,008
6,938	*	USA Mobility, Inc	224,791

		TOTAL COMMUNICATIONS	4,759,381

DEPOSITORY INSTITUTIONS - 9.16%
7,285		1st Source Corp	155,389
3,033		ABC Bancorp	51,227
10,354	*	ACE Cash Express, Inc	235,553
903	*	AmericanWest Bancorp	17,401
6,369		Anchor Bancorp Wisconsin, Inc	179,033
4,307		Arrow Financial Corp	117,280
1,157		Bancfirst Corp	79,856
19,600		Bancorpsouth, Inc	404,544
15,406		Bank Mutual Corp	182,099
870		Bank of Granite Corp	16,086
39,600		BankAtlantic Bancorp, Inc (Class A)	689,040
20,300		BankUnited Financial Corp (Class A)	545,258
2,577		Banner Corp	69,502
1,700		Berkshire Hills Bancorp, Inc	57,375
307		Bryn Mawr Bank Corp	6,269
2,000		Camden National Corp	70,700
2,515	*	Capital Crossing Bank	82,744
10,628		Cathay General Bancorp	334,782
1,475	*	Central Coast Bancorp	24,736
6,500		Central Pacific Financial Corp	218,725
6,600		Chemical Financial Corp	214,533
1,800		Chittenden Corp	46,926
1,300		City Bank	42,042
9,015		City Holding Co	266,258
3,766		Coastal Financial Corp	56,654
1,300		Columbia Bancorp	41,418
7,505		Columbia Banking System, Inc	178,244
23,168		Commercial Capital Bancorp, Inc	471,469
10,200		Commercial Federal Corp	282,030
36,700		Community Bank System, Inc	840,797

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

7,060		Community Trust Bancorp, Inc	$203,399
14,959		Corus Bankshares, Inc	713,395
11,608		CVB Financial Corp	210,569
27,750		Dime Community Bancshares	421,800
16,700		Downey Financial Corp	1,027,551
12,758		East West Bancorp, Inc	471,025
2,900	*	EuroBancshares, Inc	49,039
5,800	*	Euronet Worldwide, Inc	165,590
100		Farmers Capital Bank Corp	3,380
2,000		Financial Institutions, Inc	39,620
4,999		First Bancorp (North Carolina)	113,177
22,700		First Bancorp (Puerto Rico)	959,075
7,600		First Charter Corp	171,684
904		First Citizens Bancshares, Inc (Class A)	132,328
1,416		First Community Bancorp	62,729
4,359		First Community Bancshares, Inc	122,357
4,506		First Financial Bancorp	82,235
2,306		First Financial Bankshares, Inc	102,917
3,484		First Financial Corp (Indiana)	102,952
6,836		First Financial Holdings, Inc	189,904
3,050		First Merchants Corp	78,995
31,290		First Midwest Bancorp, Inc	1,016,299
2,039		First Oak Brook Bancshares, Inc	59,722
900		First of Long Island Corp	38,088
5,500		First Republic Bank	178,035
3,093		First State Bancorp	52,504
16,100	*	FirstFed Financial Corp	821,261
8,100		Flagstar Bancorp, Inc	158,355
14,091		Flushing Financial Corp	256,456
9,100		FNB Corp	174,265
1,839		FNB Corp (Virginia)	47,409
2,635	*	Franklin Bank Corp	45,454
4,208		Frontier Financial Corp	159,483
6,211		Glacier Bancorp, Inc	189,435
2,649		Great Southern Bancorp, Inc	86,013
37,502		Greater Bay Bancorp	915,424
6,070		Hancock Holding Co	197,275
5,624		Hanmi Financial Corp	93,077
4,400		Harleysville National Corp	93,500
2,450		Heartland Financial U.S.A., Inc	48,657
3,215		IberiaBank Corp	180,876
10,871		Independent Bank Corp (Massachusetts)	315,259
3,200		Independent Bank Corp (Michigan)	92,064
4,500		Irwin Financial Corp	103,590
4,514	*	Itla Capital Corp	225,519
984		KNBT Bancorp, Inc	15,055
1,311		Lakeland Financial Corp	50,408
6,964		MAF Bancorp, Inc	289,285
2,500		Main Street Banks, Inc	66,200
2,505		MainSource Financial Group, Inc	55,060
6,317		MB Financial, Inc	241,941
8,199		MBT Financial Corp	154,715
971		Mercantile Bank Corp	39,694
5,451		Mid-State Bancshares	144,997
1,100		NASB Financial, Inc	43,560

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		VALUE

5,056	National Penn Bancshares, Inc	$124,226
1,800	NBC Capital Corp	43,524
8,308		NBT Bancorp, Inc	186,182
15,684		NetBank, Inc	133,000
928		Oak Hill Financial, Inc	31,236
929		OceanFirst Financial Corp	21,339
51,000	*	Ocwen Financial Corp	411,570
2,300		Old National Bancorp	46,690
3,370		Old Second Bancorp, Inc	101,690
2,221		Omega Financial Corp	66,152
24,719		Pacific Capital Bancorp	736,132
1,945		Peapack Gladstone Financial Corp	52,515
2,395		Pennfed Financial Services, Inc	35,542
1,852		Pennrock Financial Services Corp	64,672
5,760		Peoples Bancorp, Inc	154,944
2,300		Peoples Holding Co	71,530
3,000		PFF Bancorp, Inc	82,800
1,500		Placer Sierra Bancshares	34,455
13,000		Provident Bancorp, Inc	159,120
7,459		Provident Bankshares Corp	245,849
3,833		Provident Financial Holdings	113,993
1,400		Provident Financial Services, Inc	23,940
40,000		R & G Financial Corp (Class B)	1,246,800
3,846		Republic Bancorp, Inc (Class A) (Kentucky)	85,439
43,750		Republic Bancorp, Inc (Michigan)	592,375
1,020		Royal Bancshares of Pennsylvania (Class A)	23,164
1,396		S & T Bancorp, Inc	49,418
1,500		S.Y. Bancorp, Inc	33,000
1,400		Santander Bancorp	36,862
2,912		SCBT Financial Corp	87,447
2,966		Seacoast Banking Corp of Florida	58,371
3,609		Simmons First National Corp (Class A)	89,575
1,368		Smithtown Bancorp, Inc	38,331
3,514		Southside Bancshares, Inc	73,232
17,230		Southwest Bancorp of Texas, Inc	316,171
8,850		Southwest Bancorp, Inc	163,283
1,150		State Bancorp, Inc	29,912
1,631		State Financial Services Corp (Class A)	60,265
3,700		Sterling Bancorp	89,799
7,935		Sterling Financial Corp (Pennsylvania)	206,469
5,744	*	Sterling Financial Corp (Spokane)	205,061
1,400		Taylor Capital Group, Inc	45,710
10,400		Texas Regional Bancshares, Inc (Class A)	313,144
6,682		TierOne Corp	157,027
5,459		Trico Bancshares	114,366
34,981		Trustmark Corp	1,014,449
2,900		U.S.B. Holding Co, Inc	64,351
12,400		Umpqua Holdings Corp	289,540
2,179		Union Bankshares Corp	69,772
9,562		United Bankshares, Inc	316,885
4,535		United Community Banks, Inc	107,616
3,925		United Community Financial Corp	43,528
1,834		Univest Corp of Pennsylvania	73,012

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

1,700	*	Virginia Commerce Bancorp	$45,968
2,800		Virginia Financial Group, Inc	92,106
4,700		Wesbanco, Inc	129,297
308		West Bancorporation	5,248
7,218		West Coast Bancorp	171,788
8,068		Westamerica Bancorp	417,680
1,504	*	Western Sierra Bancorp	51,332
3,600		Wilshire Bancorp, Inc	46,944
1,767		WSFS Financial Corp	92,874
2,136		Yardville National Bancorp	69,676

		TOTAL DEPOSITORY INSTITUTIONS	28,209,014

EATING AND DRINKING PLACES - 2.11%
8,984		Bob Evans Farms, Inc	210,675
17,735	*	California Pizza Kitchen, Inc	415,708
14,223		CBRL Group, Inc	587,410
10,724	*	CEC Entertainment, Inc	392,498
12,400	*	CKE Restaurants, Inc	196,540
2,800	*	Dave & Buster's, Inc	52,360
19,700		Domino's Pizza, Inc	368,193
27,300	*	Jack In The Box, Inc	1,012,830
121,215	*	Krispy Kreme Doughnuts, Inc	924,871
23,200		Landry's Restaurants, Inc	670,944
4,017		Lone Star Steakhouse & Saloon, Inc	116,111
5,400	*	O'Charley's, Inc	117,396
8,711	*	Rare Hospitality International, Inc	268,996
3,044	*	Red Robin Gourmet Burgers, Inc	154,970
21,412	*	Ryan's Restaurant Group, Inc	311,116
14,984	*	Sonic Corp	500,466
2,606	*	Texas Roadhouse, Inc (Class A)	73,177
6,200	*	The Steak N Shake Co	119,970

		TOTAL EATING AND DRINKING PLACES	6,494,231

EDUCATIONAL SERVICES - 0.16%
4,600	*	Educate, Inc	63,802
3,750		Strayer Education, Inc	424,950

		TOTAL EDUCATIONAL SERVICES	488,752

ELECTRIC, GAS, AND SANITARY SERVICES - 3.80%
1,600		American States Water Co	40,480
21,699		Atmos Energy Corp	585,873
12,400		Avista Corp	217,000
21,930		Black Hills Corp	725,225
400		Cascade Natural Gas Corp	7,984
2,644	*	Casella Waste Systems, Inc (Class A)	34,980
2,900		Central Vermont Public Service Corp	65,192
4,500		CH Energy Group, Inc	205,650

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

33,500		Cleco Corp	$713,550
87,305	*	CMS Energy Corp	1,138,457
1,921		Connecticut Water Service, Inc	47,910
14,557		Duquesne Light Holdings, Inc	260,861
7,028	*	Duratek, Inc	140,209
32,700	*	El Paso Electric Co	621,300
22,853		Energen Corp	1,522,010
2,600		EnergySouth, Inc	74,451
12,800		Idacorp, Inc	363,136
6,000		Laclede Group, Inc	175,200
5,718		MGE Energy, Inc	189,552
16,600		New Jersey Resources Corp	722,598
7,900		Northwest Natural Gas Co	285,743
14,200		Ormat Technologies, Inc	222,372
23,611		Otter Tail Corp	591,219
24,450		PNM Resources, Inc	652,326
3,783		Resource America, Inc (Class A)	132,575
1,600		SJW Corp	56,208
17,200	*	Southern Union Co	431,892
10,300		Southwest Gas Corp	248,848
3,600		UIL Holdings Corp	182,340
9,900		Unisource Energy Corp	306,603
9,100	*	Waste Connections, Inc	316,225
14,000		WGL Holdings, Inc	433,440

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	11,711,409

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.79%
5,361	*	Advanced Energy Industries, Inc	51,841
63,385	*	Aeroflex, Inc	591,382
38,986	*	AMIS Holdings, Inc	440,152
3,200	*	Anaren Microwave, Inc	38,816
10,821		Applied Signal Technology, Inc	247,801
22,750	*	Arris Group, Inc	157,202
7,740	*	Artesyn Technologies, Inc	67,415
7,689	*	ATMI, Inc	192,533
3,726		Bel Fuse, Inc (Class B)	112,898
11,800	*	Benchmark Electronics, Inc	375,594
3,000		C&D Technologies, Inc	30,150
5,188	*	California Micro Devices Corp	26,199
5,681	*	Catapult Communications Corp	121,289
5,900	*	Ceradyne, Inc	131,983
8,779	*	Checkpoint Systems, Inc	148,189
3,436	*	Comtech Telecommunications	179,016
8,900		CTS Corp	115,700
10,600		Cubic Corp	200,764
30,047	*	DDi Corp	84,132
10,894	*	Diodes, Inc	295,554
22,955	*	Ditech Communications Corp	286,249
7,258	*	DSP Group, Inc	186,966
55,900	*	Eagle Broadband, Inc	19,006
6,996	*	Electro Scientific Industries, Inc	135,652
2,671	*	EMS Technologies, Inc	36,326
3,200	*	EnerSys	41,920
9,619	*	Entegris, Inc	95,132

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

9,760	*	Exar Corp	$130,784
4,900	*	Finisar Corp	6,125
4,108		Franklin Electric Co, Inc	154,995
3,141	*	Genlyte Group, Inc	282,596
19,247	*	Harmonic, Inc	184,001
30,258		Helix Technology Corp	468,091
7,100	*	Hexcel Corp	110,121
6,482	*	Hutchinson Technology, Inc	225,444
30,150	*	Integrated Device Technology, Inc	362,704
5,217		Inter-Tel, Inc	127,817
8,898	*	InterVoice, Inc	99,925
4,603	*	IXYS Corp	52,658
12,536	*	Lattice Semiconductor Corp	67,318
2,802	*	Lifeline Systems, Inc	84,957
5,700	*	Littelfuse, Inc	163,305
29,531	*	Mattson Technology, Inc	234,476
30,629	*	McData Corp (Class A)	115,471
5,300	*	Mercury Computer Systems, Inc	146,174
8,746		Methode Electronics, Inc	105,914
2,800	*	Metrologic Instruments, Inc	62,944
17,013	*	Micrel, Inc	156,860
14,693	*	Microsemi Corp	239,349
13,918	*	Microtune, Inc	59,987
10,502	*	MIPS Technologies, Inc	120,773
5,800	*	Monolithic System Technology, Inc	33,930
6,400	*	Moog, Inc (Class A)	289,280
4,161	*	MRV Communications, Inc	13,440
1,580	*	Multi-Fineline Electronix, Inc	27,887
9,600	*	Mykrolis Corp	137,280
20,400	*	NMS Communications Corp	87,516
32,660	*	Omnivision Technologies, Inc	494,799
23,180	*	ON Semiconductor Corp	91,561
5,307	*	Oplink Communications, Inc	8,332
3,600	*	OSI Systems, Inc	63,036
4,300		Park Electrochemical Corp	87,118
8,143	*	Photronics, Inc	147,388
10,000	*	Pixelworks, Inc	81,500
5,600	*	Plug Power, Inc	36,960
3,865	*	Portalplayer, Inc	88,238
6,756	*	Power Integrations, Inc	141,133
2,185	*	Power-One, Inc	10,619
3,823		Raven Industries, Inc	78,066
8,800	*	Rayovac Corp	366,080
6,200		Regal-Beloit Corp	178,498
572	*	Remec, Inc	3,020
4,200	*	Rogers Corp	168,000
11,810	*	SBA Communications Corp	108,180
6,410	*	SBS Technologies, Inc	71,472
27,933	*	Seachange International, Inc	361,732
6,672	*	Sigmatel, Inc	249,733
18,161	*	Silicon Image, Inc	182,700
60,210	*	Silicon Storage Technology, Inc	223,981
1,555	*	Siliconix, Inc	54,860
121,871	*	Skyworks Solutions, Inc	773,881

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

4,601		Spectralink Corp	$64,966
4,948	*	Standard Microsystems Corp	85,897
3,136	*	Stratex Networks, Inc	5,770
6,980	*	Supertex, Inc	127,804
42,080	*	Sycamore Networks, Inc	149,805
11,039	*	Symmetricom, Inc	122,423
5,700	*	Synaptics, Inc	132,240
10,900		Technitrol, Inc	162,628
47,221	*	Tekelec	752,703
16,600	*	Terayon Communication Systems, Inc	51,128
6,300	*	Tessera Technologies, Inc	272,349
16,600	*	Thomas & Betts Corp	536,180
33,700	*	Triquint Semiconductor, Inc	113,906
49,343	*	TTM Technologies, Inc	516,128
5,144	*	Ultralife Batteries, Inc	88,065
11,731	*	Universal Electronics, Inc	198,019
203	*	Valence Technology, Inc	623
27,100	*	Varian Semiconductor Equipment Associates, Inc	1,030,071
5,195	*	Viasat, Inc	97,095
53,800	*	Vitesse Semiconductor Corp	144,184
14,400	*	Volterra Semiconductor Corp	194,400
8,900	*	Westell Technologies, Inc	49,039
5,400	*	Wilson Greatbatch Technologies, Inc	98,496

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	17,826,789

ENGINEERING AND MANAGEMENT SERVICES - 1.79%
19,700	*	Applera Corp (Celera Genomics Group)	201,925
16,036	*	Century Business Services, Inc	65,748
2,600	*	Charles River Associates, Inc	128,310
8,900	*	Corrections Corp of America	343,540
5,980	*	DiamondCluster International, Inc	96,278
18,285	*	Digitas, Inc	184,678
11,425	*	eResearch Technology, Inc	134,587
1,936	*	Exponent, Inc	46,251
3,500	*	Forrester Research, Inc	49,280
10,800	*	FTI Consulting, Inc	222,912
9,054	*	Genencor International, Inc	174,108
1,628	*	Huron Consulting Group, Inc	33,716
5,570	*	Keryx Biopharmaceuticals, Inc	74,415
2,200		Landauer, Inc	104,588
16,026	*	Lexicon Genetics, Inc	81,893
24,892	*	Lifecell Corp	221,539
3,057	*	Luminex Corp	23,019
4,700		MAXIMUS, Inc	157,403
5,628	*	Maxygen, Inc	48,288
7,750	*	Myriad Genetics, Inc	142,522
11,617	*	Navigant Consulting, Inc	316,331
15,398	*	Oscient Pharmaceuticals Corp	36,031
5,900	*	Per-Se Technologies, Inc	90,565
5,850	*	Regeneration Technologies, Inc	60,314

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

9,700	*	Regeneron Pharmaceuticals, Inc	$49,567
13,250	*	Resources Connection, Inc	277,323
3,333	*	SFBC International, Inc	117,455
4,221	*	Sourcecorp	85,011
7,156	*	Symyx Technologies, Inc	157,790
7,467	*	Transkaryotic Therapies, Inc	186,414
2,400	*	TRC Cos, Inc	35,280
19,600	*	URS Corp	563,500
19,839	*	Ventiv Health, Inc	456,297
7,260	*	Washington Group International, Inc	326,627
8,200		Watson Wyatt & Co Holdings	223,040

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	5,516,545

FABRICATED METAL PRODUCTS - 1.15%
28,108		Commercial Metals Co	952,580
2,147	*	Commercial Vehicle Group, Inc	42,940
45,850	*	Crown Holdings, Inc	713,426
1,800	*	Drew Industries, Inc	67,770
6,200	*	Griffon Corp	132,742
3,111		Gulf Island Fabrication, Inc	72,984
7,197	*	Intermagnetics General Corp	175,175
19,200	*	Jacuzzi Brands, Inc	187,392
5,200	*	NCI Building Systems, Inc	200,720
2,200	*	Shaw Group, Inc	47,960
6,920		Silgan Holdings, Inc	449,662
5,100		Simpson Manufacturing Co, Inc	157,590
11,900	*	Taser International, Inc	142,800
1,900		Valmont Industries, Inc	42,408
5,600	*	Water Pik Technologies, Inc	110,320
1,800		Watts Water Technologies, Inc (Class A)	58,698

		TOTAL FABRICATED METAL PRODUCTS	3,555,167

FOOD AND KINDRED PRODUCTS - 0.98%
3,747		Cal-Maine Foods, Inc	29,452
700		Coca-Cola Bottling Co Consolidated	36,617
18,600		Corn Products International, Inc	483,414
71,190	*	Darling International, Inc	284,048
1,607		Farmer Brothers Co	38,488
13,999	*	Gold Kist, Inc	222,584
1,500	*	Hansen Natural Corp	90,105
1,595		J & J Snack Foods Corp	74,694
6,900		Lancaster Colony Corp	293,595
6,500		Lance, Inc	104,455
2,600	*	M&F Worldwide Corp	34,684
3,000	*	Peets Coffee & Tea, Inc	73,950
18,400		Ralcorp Holdings, Inc	871,240
2,578		Sanderson Farms, Inc	111,395
9,500		Sensient Technologies Corp	204,820
6,086		Topps Co, Inc	56,052

		TOTAL FOOD AND KINDRED PRODUCTS	3,009,593

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

FOOD STORES - 0.15%
304		Arden Group, Inc (Class A)	$21,578
2,661		Ingles Markets, Inc (Class A)	35,445
2,886	*	Pantry, Inc	89,379
1,126	*	Pathmark Stores, Inc	7,105
8,700		Ruddick Corp	201,405
2,900		Weis Markets, Inc	106,923

		TOTAL FOOD STORES	461,835

FURNITURE AND FIXTURES - 0.46%
7,300		Ethan Allen Interiors, Inc	233,600
37,200		Furniture Brands International, Inc	811,332
9,182		Hooker Furniture Corp	173,448
5,865		Kimball International, Inc (Class B)	85,043
2,230		Stanley Furniture Co, Inc	105,434

		TOTAL FURNITURE AND FIXTURES	1,408,857

FURNITURE AND HOMEFURNISHINGS STORES - 0.60%
2,968	*	Electronics Boutique Holdings Corp	127,535
9,500	*	GameStop Corp (Class B)	211,850
6,200	*	Guitar Center, Inc	339,946
11,300		Haverty Furniture Cos, Inc	172,325
32,100	*	Linens 'n Things, Inc	797,043
13,319	*	Trans World Entertainment Corp	196,189

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,844,888

GENERAL BUILDING CONTRACTORS - 0.87%
17,200		Beazer Homes U.S.A., Inc	857,592
4,200		Brookfield Homes Corp	177,282
4,400		Levitt Corp (Class A)	112,816
3,500		M/I Homes, Inc	171,255
6,100	*	Meritage Homes Corp	359,412
12,900	*	Perini Corp	177,891
4,500		Technical Olympic U.S.A., Inc	135,900
6,800		Walter Industries, Inc	289,340
9,800	*	WCI Communities, Inc	294,784
1,200	*	William Lyon Homes, Inc	92,040

		TOTAL GENERAL BUILDING CONTRACTORS	2,668,312

GENERAL MERCHANDISE STORES - 0.24%
11,515	*	Brookstone, Inc	186,773
2,082		Casey's General Stores, Inc	37,414
3,600	*	Retail Ventures, Inc	32,796
7,500	*	ShopKo Stores, Inc	166,650
5,990	*	Stein Mart, Inc	134,775
6,469	*	Tuesday Morning Corp	186,760

		TOTAL GENERAL MERCHANDISE STORES	745,168

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

HEALTH SERVICES - 2.14%
3,353	*	Amedisys, Inc	$101,428
2,712	*	America Service Group, Inc	60,017
7,796	*	Amsurg Corp	197,239
25,900	*	Apria Healthcare Group, Inc	831,390
28,600	*	Beverly Enterprises, Inc	354,068
2,200	*	Bio-Reference Labs, Inc	30,624
1,600	*	Corvel Corp	34,112
6,400	*	Enzo Biochem, Inc	92,288
12,602	*	Genesis HealthCare Corp	540,500
6,508	*	Gentiva Health Services, Inc	105,299
14,800		Hooper Holmes, Inc	56,536
6,800	*	Kindred Healthcare, Inc	238,680
3,758	*	LabOne, Inc	129,576
4,027		LCA-Vision, Inc	134,099
9,900	*	LifePoint Hospitals, Inc	434,016
13,706	*	Magellan Health Services, Inc	466,689
9,602	*	NeighborCare, Inc	280,859
11,400	*	OCA, Inc	48,450
63,332	*	Odyssey HealthCare, Inc	744,784
3,369		Option Care, Inc	69,368
14,550	*	Pediatrix Medical Group, Inc	997,984
12,800	*	Province Healthcare Co	308,352
4,200	*	RehabCare Group, Inc	120,582
4,400	*	Sunrise Senior Living, Inc	213,840

		TOTAL HEALTH SERVICES	6,590,780

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.11%
9,600		Granite Construction, Inc	252,192
6,051	*	Insituform Technologies, Inc (Class A)	87,800

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	339,992

HOLDING AND OTHER INVESTMENT OFFICES - 7.75%
3,500	*	4Kids Entertainment, Inc	77,385
98,000		Aames Investment Corp	803,600
6,800		Acadia Realty Trust	109,344
3,250		Alabama National Bancorp	201,143
5,000		Alexandria Real Estate Equities, Inc	321,900
6,490		Amcore Financial, Inc	183,343
47,037		American Home Mortgage Investment Corp	1,347,140
13,600		Anthracite Capital, Inc	151,504
42,600		Anworth Mortgage Asset Corp	406,830
17,600		Apollo Investment Corp	295,328
1,900		Arbor Realty Trust, Inc	47,025
5,000		Bimini Mortgage Management, Inc (Class A)	69,250
8,000		BioMed Realty Trust, Inc	164,800
11,900		Brandywine Realty Trust	337,960
9,570		Capital Automotive REIT	316,958

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

799		Capital Southwest Corp	$63,201
2,700		Capitol Bancorp Ltd	81,675
14,500		CarrAmerica Realty Corp	457,475
1,700		Cherokee, Inc	56,916
212		Commercial Net Lease Realty, Inc	3,911
2,763		Community Banks, Inc	69,047
2,800		Correctional Properties Trust	70,700
47,900		Cousins Properties, Inc	1,239,173
5,100		Digital Realty Trust, Inc	73,287
5,400		Eastgroup Properties, Inc	203,580
900	*	Enstar Group, Inc	54,000
6,500		Entertainment Properties Trust	269,295
6,000		Equity Inns, Inc	66,180
8,700		Equity One, Inc	179,133
5,900		Essex Property Trust, Inc	407,690
3,055		First Indiana Corp	73,931
20,546		First Niagara Financial Group, Inc	271,413
2,634		Gladstone Capital Corp	55,894
2,500		Global Signal, Inc	74,900
2,400		Gramercy Capital Corp	46,800
4,400		Harris & Harris Group, Inc	52,976
8,900		Highland Hospitality Corp	92,115
8,550		Home Properties, Inc	331,740
74,625		IMPAC Mortgage Holdings, Inc	1,431,308
8,400		Innkeepers U.S.A. Trust	108,444
3,831		Investors Real Estate Trust	35,743
6,200		Kramont Realty Trust	145,080
25,100	*	La Quinta Corp	213,350
1,600		LaSalle Hotel Properties	46,480
12,300		Lexington Corporate Properties Trust	269,862
3,800		LTC Properties, Inc	65,930
32,100		Luminent Mortgage Capital, Inc	352,458
73,225		MFA Mortgage Investments, Inc	557,242
3,300		Mid-America Apartment Communities, Inc	120,450
6,900		Mission West Properties, Inc	73,140
22,100		National Health Investors, Inc	574,158
18,900		Nationwide Health Properties, Inc	381,969
31,311		New Century Financial Corp	1,465,981
35,400		Newcastle Investment Corp	1,047,840
6,985		Novastar Financial, Inc	251,530
48,665		Oriental Financial Group, Inc	1,139,734
3,600		Parkway Properties, Inc	168,120
8,900		Pennsylvania Real Estate Investment Trust	358,848
12,600		Prentiss Properties Trust	430,416
4,423		Prosperity Bancshares, Inc	117,165
4,000		PS Business Parks, Inc	161,200
6,500		RAIT Investment Trust	174,330
10,500		Realty Income Corp	240,240
9,801		Redwood Trust, Inc	501,615
1,359		Sandy Spring Bancorp, Inc	43,923
2,900		Saul Centers, Inc	92,800
75,302		Saxon Capital, Inc	1,295,194
36,400		Senior Housing Properties Trust	607,152

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

4,000		Sovran Self Storage, Inc	$158,520
5,100		Strategic Hotel Capital, Inc	74,970
2,000		Suffolk Bancorp	66,060
5,600		Sunstone Hotel Investors, Inc	120,120
11,792		Susquehanna Bancshares, Inc	287,489
7,000		Tanger Factory Outlet Centers, Inc	154,000
2,575	*	Tarragon Realty Investors, Inc	51,989
14,100		Taubman Centers, Inc	391,134
276		Tompkins Trustco, Inc	11,744
300		Trustreet Properties, Inc	4,617
12,300		Universal Health Realty Income Trust	347,475
5,400		Urstadt Biddle Properties, Inc (Class A)	82,350
7,400		U-Store-It Trust	128,760
10,700		Washington Real Estate Investment Trust	307,625
100	v	Waypoint Financial Corp	2,819
7,700		Winston Hotels, Inc	90,090

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	23,880,006

HOTELS AND OTHER LODGING PLACES - 0.49%
2,873		Ameristar Casinos, Inc	157,096
58,900	*	Bluegreen Corp	756,865
5,300		Boyd Gaming Corp	276,395
5,300		Marcus Corp	108,650
4,700	*	Pinnacle Entertainment, Inc	78,490
5,300	*	Vail Resorts, Inc	133,825

		TOTAL HOTELS AND OTHER LODGING PLACES	1,511,321

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.97%
7,500	*	Actuant Corp	336,900
108,678	*	Adaptec, Inc	520,568
17,063	*	Advanced Digital Information Corp	139,917
6,700		Albany International Corp (Class A)	206,896
1,958	*	ASV, Inc	77,625
117,625	*	Axcelis Technologies, Inc	858,663
4,316		Black Box Corp	161,462
10,936	*	Brooks Automation, Inc	166,008
9,100		Cascade Corp	318,500
5,207	*	Cirrus Logic, Inc	23,536
9,020	*	Cymer, Inc	241,465
46,612	*	Dot Hill Systems Corp	277,341
13,352	*	Electronics For Imaging, Inc	238,200
76	*	Emulex Corp	1,432
10,950		Engineered Support Systems, Inc	586,044
6,500	*	EnPro Industries, Inc	178,750
14,200	*	Esterline Technologies Corp	490,610
3,300	*	Flanders Corp	37,224
15,100	*	Flowserve Corp	390,637
3,188	*	FSI International, Inc	13,485
5,000	*	Gardner Denver, Inc	197,550

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

325		Gorman-Rupp Co	$6,974
496	*	Hydril	28,971
11,200	*	Hypercom Corp	52,976
9,742	*	InFocus Corp	55,919
19,160		Joy Global, Inc	671,750
26,400		Kennametal, Inc	1,253,736
6,703	*	Komag, Inc	149,812
13,226	*	Kulicke & Soffa Industries, Inc	83,191
8,548		Lincoln Electric Holdings, Inc	257,124
1,703		Lufkin Industries, Inc	82,238
7,500		Manitowoc Co, Inc	302,925
8,232	*	Micros Systems, Inc	302,197
1,100		Middleby Corp	54,340
6,000		Modine Manufacturing Co	175,980
1,300		Nacco Industries, Inc (Class A)	132,522
34,400	*	Netgear, Inc	519,096
6,800		Nordson Corp	250,376
14,900	*	Oil States International, Inc	306,195
5,600	*	Omnicell, Inc	40,376
3,367	*	Overland Storage, Inc	49,427
21,577	*	PalmOne, Inc	547,624
8,600	*	Paxar Corp	183,524
6,400	*	Presstek, Inc	49,408
2,400		Sauer-Danfoss, Inc	54,312
1,300		Schawk, Inc	23,725
4,000	*	Semitool, Inc	40,800
12,650	*	Simpletech, Inc	49,841
2,100		Standex International Corp	57,330
7,800		Stewart & Stevenson Services, Inc	178,542
3,577		Tecumseh Products Co (Class A)	141,685
1,900		Tennant Co	73,511
32,800	*	Terex Corp	1,420,240
3,700		Thomas Industries, Inc	146,668
5,700		Toro Co	504,450
1,830	*	Transact Technologies, Inc	18,318
13,000	*	UNOVA, Inc	268,450
3,378		Woodward Governor Co	242,203
43,800	*	Xybernaut Corp	18,396
27,100		York International Corp	1,061,778

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	15,319,743

INSTRUMENTS AND RELATED PRODUCTS - 6.02%
4,365	*	Abaxis, Inc	38,630
3,874	*	Abiomed, Inc	40,987
2,271	*	ADE Corp	50,416
10,200	*	Advanced Medical Optics, Inc	369,342
5,100	*	Advanced Neuromodulation Systems, Inc	136,731
13,172	*	Align Technology, Inc	82,193
20,092	*	American Medical Systems Holdings, Inc	345,181
2,900		Analogic Corp	125,425
9,299		Arrow International, Inc	319,421
5,312	*	Arthrocare Corp	151,392

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

3,100	*	Aspect Medical Systems, Inc	$66,929
4,400	*	August Technology Corp	51,568
2,802		BEI Technologies, Inc	67,164
5,100		Biolase Technology, Inc	43,350
8,600	*	Bio-Rad Laboratories, Inc (Class A)	418,906
27,015	*	Candela Corp	240,974
9,119	*	Cardiodynamics International Corp	26,627
10,536	*	Cepheid, Inc	101,883
7,171	*	Closure Medical Corp	191,466
10,774		Cognex Corp	268,057
7,472	*	Coherent, Inc	252,255
12,175		Cohu, Inc	194,191
17,316	*	Conmed Corp	521,558
7,900	*	CTI Molecular Imaging, Inc	160,133
4,324	*	Cyberonics, Inc	190,991
21,857	*	Cyberoptics Corp	272,775
8,035		Datascope Corp	245,710
4,823	*	Dionex Corp	262,854
27,400	*	DJ Orthopedics, Inc	686,370
5,900	*	DRS Technologies, Inc	250,750
3,900		EDO Corp	117,195
9,492	*	Encore Medical Corp	51,067
3,200	*	ESCO Technologies, Inc	257,120
300	*	Exactech, Inc	5,091
4,459	*	Excel Technology, Inc	109,602
800		E-Z-Em-Inc	9,536
2,857	*	Faro Technologies, Inc	67,254
5,879	*	FEI Co	136,099
6,884	*	Formfactor, Inc	155,854
8,300	*	Haemonetics Corp	349,928
3,023	*	Herley Industries, Inc	51,724
7,758	*	Hologic, Inc	247,286
2,601	*	ICU Medical, Inc	92,336
4,852	*	I-Flow Corp	76,807
5,404	*	II-VI, Inc	94,246
6,427	*	Illumina, Inc	51,930
5,118	*	Integra LifeSciences Holding	180,256
1,900	*	Intralase Corp	31,806
9,596	*	Intuitive Surgical, Inc	436,330
9,500		Invacare Corp	423,985
3,890	*	Itron, Inc	115,300
7,506	*	Ixia	133,532
6,600		Keithley Instruments, Inc	106,458
2,315	*	Kensey Nash Corp	62,690
5,840	*	Kyphon, Inc	146,993
4,600	*	Laserscope	146,004
1,954	*	LeCroy Corp	33,472
19,100	*	Lexar Media, Inc	95,118
2,700	*	Measurement Specialties, Inc	62,100
2,067	*	Medical Action Industries, Inc	39,066
11,100		Mentor Corp	356,310
5,967	*	Merit Medical Systems, Inc	71,544
5,800		Mine Safety Appliances Co	224,692
26,614	*	MKS Instruments, Inc	422,630

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

11,325	*	Molecular Devices Corp	$215,175
4,400		Movado Group, Inc	81,400
4,902		MTS Systems Corp	142,305
12,047	*	Nanogen, Inc	41,924
2,900		Oakley, Inc	37,178
18,800	*	Orbital Sciences Corp	181,984
2,950	*	Orthologic Corp	14,927
11,800	*	Orthovita, Inc	40,120
8,973	*	Palomar Medical Technologies, Inc	242,002
5,149	*	Possis Medical, Inc	43,097
22,173	*	Rofin-Sinar Technologies, Inc	712,640
3,161	*	Rudolph Technologies, Inc	47,605
23,100	*	Sirf Technology Holdings, Inc	257,796
1,500	*	Sonic Innovations, Inc	8,370
4,700	*	Sonic Solutions, Inc	70,735
3,700	*	SonoSite, Inc	96,126
23,400	*	Steris Corp	590,850
18,200	*	Sybron Dental Specialties, Inc	653,380
3,874		Sypris Solutions, Inc	41,529
11,811	*	Techne Corp	474,566
2,358		Tektronix, Inc	57,842
11,371	*	Thoratec Corp	138,954
14,488	*	Trimble Navigation Ltd	489,839
6,958	*	TriPath Imaging, Inc	48,984
8,800		United Industrial Corp	260,656
9,636	*	Varian, Inc	365,108
7,818	*	Ventana Medical Systems, Inc	292,862
21,400	*	Viasys Healthcare, Inc	408,312
27,712	*	Visx, Inc	649,569
4,153		Vital Signs, Inc	165,663
6,800	*	Wright Medical Group, Inc	163,200
4,142		X-Rite, Inc	62,296
3,035		Young Innovations, Inc	111,233
6,510	*	Zoll Medical Corp	146,670
4,695	*	Zygo Corp	60,847

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	18,551,334

INSURANCE AGENTS, BROKERS AND SERVICE - 0.13%
4,100		Clark, Inc	63,468
8,500		National Financial Partners Corp	338,300

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	401,768

INSURANCE CARRIERS - 3.28%
5,600		21st Century Insurance Group	78,120
6,982		Affirmative Insurance Holdings, Inc	102,984
2,309		Alfa Corp	33,365
2,268	*	American Physicians Capital, Inc	77,724
12,800	*	AMERIGROUP Corp	467,968
10,500		AmerUs Group Co	496,125
4,483	*	Argonaut Group, Inc	95,129
800		Baldwin & Lyons, Inc (Class B)	20,752
34,800		Bristol West Holdings, Inc	539,400

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

10,500	*	Centene Corp	$314,895
12,444	*	Ceres Group, Inc	67,571
1,262	*	Citizens, Inc	7,257
700	*	CNA Surety Corp	9,520
6,200		Commerce Group, Inc	384,276
6,300		Delphi Financial Group, Inc (Class A)	270,900
24,924		Direct General Corp	511,939
2,133		Donegal Group, Inc	38,757
5,600		Great American Financial Resources, Inc	94,864
1,514		Harleysville Group, Inc	30,068
4,692	*	HealthExtras, Inc	78,122
2,700		Horace Mann Educators Corp	47,898
24,612		Infinity Property & Casualty Corp	769,371
144		Kansas City Life Insurance Co	7,021
5,300		Landamerica Financial Group, Inc	265,159
2,274		Midland Co	71,654
2,700	*	Molina Healthcare, Inc	124,443
606	*	National Western Life Insurance Co (Class A)	103,590
2,379	*	Navigators Group, Inc	78,852
1,200		NYMAGIC, Inc	28,440
15,694	*	Ohio Casualty Corp	360,648
4,510	*	Philadelphia Consolidated Holding Corp	349,660
11,818		Presidential Life Corp	192,397
5,800	*	ProAssurance Corp	229,100
2,582		Safety Insurance Group, Inc	79,939
7,067		Selective Insurance Group, Inc	326,707
12,500	*	Sierra Health Services, Inc	798,000
6,400		State Auto Financial Corp	170,368
4,400		Stewart Information Services Corp	165,088
3,861		Tower Group, Inc	51,506
7,401	*	Triad Guaranty, Inc	389,367
30,200		UICI	732,350
3,822		United Fire & Casualty Co	129,298
8,600	*	WellCare Health Plans, Inc	261,956
12,800		Zenith National Insurance Corp	663,808

		TOTAL INSURANCE CARRIERS	10,116,356

JUSTICE, PUBLIC ORDER AND SAFETY - 0.02%
2,100	*	Geo Group, Inc	60,018

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	60,018

LEATHER AND LEATHER PRODUCTS - 0.26%
4,600		Brown Shoe Co, Inc	157,642
6,632		K-Swiss, Inc (Class A)	219,055
304		Weyco Group, Inc	13,309
18,650		Wolverine World Wide, Inc	399,670

		TOTAL LEATHER AND LEATHER PRODUCTS	789,676

LEGAL SERVICES - 0.03%
2,500		Pre-Paid Legal Services, Inc	84,600

		TOTAL LEGAL SERVICES	84,600

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.19%
28,000	*	Laidlaw International, Inc	$582,400

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	582,400

LUMBER AND WOOD PRODUCTS - 0.05%
2,770		American Woodmark Corp	100,496
1,500		Deltic Timber Corp	58,650

		TOTAL LUMBER AND WOOD PRODUCTS	159,146

METAL MINING - 0.15%
5,500		Cleveland-Cliffs, Inc	400,785
4,150		Royal Gold, Inc	76,070

		TOTAL METAL MINING	476,855

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.83%
7,300		Blyth, Inc	232,432
3,600	*	Daktronics, Inc	77,940
890		Escalade, Inc	12,131
39,450	*	Jakks Pacific, Inc	846,991
12,000	*	K2, Inc	165,000
7,300		Nautilus, Inc	173,448
2,700		Penn Engineering & Manufacturing Corp	48,735
4,641	*	RC2 Corp	157,794
15,000	*	Steinway Musical Instruments, Inc	449,400
12,500		Yankee Candle Co, Inc	396,250

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	2,560,121

MISCELLANEOUS RETAIL - 0.97%
5,522	*	1-800-Flowers.com, Inc (Class A)	41,801
13,646		Big 5 Sporting Goods Corp	337,056
2,100		Blair Corp	69,237
2,300	*	Build-A-Bear Workshop, Inc	70,495
21,300		Cash America International, Inc	467,109
8,362	*	Coldwater Creek, Inc	154,530
4,560	*	Jill (J.) Group, Inc	62,746
2,908	*	Party City Corp	42,573
2,800	*	PC Connection, Inc	16,436
6,355	*	Priceline.com, Inc	160,146
2,951	*	Sharper Image Corp	49,016
5,700	*	Sports Authority, Inc	156,750
4,300	*	Stamps.com, Inc	71,380
6,100		World Fuel Services Corp	192,150
36,740	*	Zale Corp	1,091,913

		TOTAL MISCELLANEOUS RETAIL	2,983,338

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

MOTION PICTURES - 0.34%
7,886		Carmike Cinemas, Inc	$293,990
43,843	*	Hollywood Entertainment Corp	577,412
6,381		Movie Gallery, Inc	183,007

		TOTAL MOTION PICTURES	1,054,409

NONDEPOSITORY INSTITUTIONS - 0.74%
13,018	*	Accredited Home Lenders Holding Co	471,642
2,589		Advanta Corp (Class A)	53,851
2,600		Advanta Corp (Class B)	59,800
3,100		Ares Capital Corp	50,840
17,469		Asta Funding, Inc	369,819
3,494		Beverly Hills Bancorp, Inc	37,456
1,400		CharterMac	30,100
2,000	*	Collegiate Funding Services LLC	31,160
5,175	*	CompuCredit Corp	137,758
3,184	*	Encore Capital Group, Inc	46,327
9,900		Federal Agricultural Mortgage Corp (Class C)	173,151
2,934	*	First Cash Financial Services, Inc	62,113
33,075		MCG Capital Corp	508,859
2,100	*	Nelnet, Inc	66,843
4,100		NGP Capital Resources Co	65,928
4,100	*	World Acceptance Corp	104,632

		TOTAL NONDEPOSITORY INSTITUTIONS	2,270,279

NONMETALLIC MINERALS, EXCEPT FUELS - 0.03%
3,800		Compass Minerals International, Inc	96,710

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	96,710

OIL AND GAS EXTRACTION - 4.07%
3,400	*	Atwood Oceanics, Inc	226,236
16,337		Berry Petroleum Co (Class A)	840,539
8,000		Cabot Oil & Gas Corp (Class A)	441,200
20,157	*	Cal Dive International, Inc	913,112
10,600	*	Cimarex Energy Co	413,400
7,400	*	Comstock Resources, Inc	212,676
4,200	*	Edge Petroleum Corp	69,552
6,100	*	Encore Acquisition Co	251,930
6,200	*	Energy Partners Ltd	161,014
10,500	*	Forest Oil Corp	425,250
9,700	*	Global Industries Ltd	91,180
32,100	*	Harvest Natural Resources, Inc	381,669
6,500		Helmerich & Payne, Inc	257,985
25,500	*	Houston Exploration Co	1,452,225
12,500	b*	KCS Energy, Inc	192,000
28,300	*	Key Energy Services, Inc	324,601
22,200	*	Magnum Hunter Resources, Inc	357,642
172,340	*	Meridian Resource Corp	889,274
10,545	*	Mission Resources Corp	74,659
20,800	*	Newpark Resources, Inc	122,512

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

7,200	*	Oceaneering International, Inc	$270,000
6,440	*	Parker Drilling Co	37,030
4,700		Penn Virginia Corp	215,730
500	v*	PetroCorp, Inc (Escrow)	-
4,668	*	Petroleum Development Corp	175,937
1,700	*	Plains Exploration & Production Co	59,330
1,400		Range Resources Corp	32,704
5,500	*	Remington Oil & Gas Corp	173,360
6,900		RPC, Inc	104,811
9,200	*	Southwestern Energy Co	522,192
4,900	*	Spinnaker Exploration Co	174,097
7,300		St. Mary Land & Exploration Co	365,365
5,900	*	Stone Energy Corp	286,563
15,700	*	Superior Energy Services, Inc	270,040
7,100	*	Swift Energy Co	201,924
4,100	*	Tetra Technologies, Inc	116,604
20,300	*	Transmontaigne, Inc	162,400
9,600	*	Unit Corp	433,632
6,900	*	Veritas DGC, Inc	206,724
14,700		Vintage Petroleum, Inc	462,462
7,100	*	W-H Energy Services, Inc	169,903

		TOTAL OIL AND GAS EXTRACTION	12,539,464

PAPER AND ALLIED PRODUCTS - 0.36%
7,500	*	Buckeye Technologies, Inc	81,000
1,600		Chesapeake Corp	33,632
7,300		Glatfelter	107,675
7,300	*	Graphic Packaging Corp	32,193
6,900		Greif, Inc (Class A)	480,792
600		Longview Fibre Co	11,256
8,700	*	Playtex Products, Inc	78,300
4,000		Pope & Talbot, Inc	70,320
1,400		Schweitzer-Mauduit International, Inc	46,970
11,600		Wausau-Mosinee Paper Corp	164,024

		TOTAL PAPER AND ALLIED PRODUCTS	1,106,162

PERSONAL SERVICES - 0.36%
9,692	b*	Alderwoods Group, Inc	120,568
1,000		Angelica Corp	28,000
6,300	*	Coinstar, Inc	133,560
4,452		G & K Services, Inc (Class A)	179,371
26,800		Jackson Hewitt Tax Service, Inc	560,656
2,300		Unifirst Corp	91,770

		TOTAL PERSONAL SERVICES	1,113,925

PETROLEUM AND COAL PRODUCTS - 0.93%
6,300		Frontier Oil Corp	228,438
1,200	*	Giant Industries, Inc	30,840
8,522	*	Headwaters, Inc	279,692
5,200		Holly Corp	193,804
57,900	*	Tesoro Corp	2,143,458

		TOTAL PETROLEUM AND COAL PRODUCTS	2,876,232

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

PRIMARY METAL INDUSTRIES - 3.50%
28,024	*	AK Steel Holding Corp	$309,945
880		Allegheny Technologies, Inc	21,217
11,400		Belden CDT, Inc	253,194
4,800	*	Brush Engineered Materials, Inc	91,344
6,100		Carpenter Technology Corp	362,401
3,386	*	Century Aluminum Co	102,460
32,400	*	CommScope, Inc	484,704
6,000		Curtiss-Wright Corp	342,000
4,139	*	Encore Wire Corp	42,218
5,951		Gibraltar Industries, Inc	130,565
21,400	*	Lone Star Technologies, Inc	843,802
8,508		Matthews International Corp (Class A)	278,722
34,100	*	Maverick Tube Corp	1,108,591
35,300		Mueller Industries, Inc	993,695
4,279		NN, Inc	52,717
4,100	*	NS Group, Inc	128,781
50,330	*	Oregon Steel Mills, Inc	1,157,590
6,250		Quanex Corp	333,250
3,100	*	RTI International Metals, Inc	72,540
6,000		Ryerson Tull, Inc	76,020
4,971		Schnitzer Steel Industries, Inc (Class A)	167,672
32,594		Steel Dynamics, Inc	1,122,863
43,546		Steel Technologies, Inc	1,044,669
19,000		Texas Industries, Inc	1,021,250
1,700	*	Titanium Metals Corp	61,200
7,100		Tredegar Corp	119,706
2,100	*	Wheeling-Pittsburgh Corp	65,205

		TOTAL PRIMARY METAL INDUSTRIES	10,788,321

PRINTING AND PUBLISHING - 1.50%
18,200		American Greetings Corp (Class A)	463,736
14,600		Banta Corp	624,880
2,900	*	Consolidated Graphics, Inc	152,540
1,600		Courier Corp	83,904
1,658		CSS Industries, Inc	60,600
15,000		Ennis, Inc	253,800
24,200		Harland (John H.) Co	831,512
21,000		Journal Communications, Inc	347,550
36,500	*	Journal Register Co	609,550
2,500	*	Martha Stewart Living Omnimedia, Inc (Class A)	56,475
18,300	*	Primedia, Inc	79,605
2,100		Pulitzer, Inc	133,833
8,634	*	Scholastic Corp	318,508
6,400		Thomas Nelson, Inc	151,360
13,300	*	Valassis Communications, Inc	464,968

		TOTAL PRINTING AND PUBLISHING	4,632,821

RAILROAD TRANSPORTATION - 0.11%
5,500		Florida East Coast Industries	233,640
4,500	*	Genesee & Wyoming, Inc (Class A)	116,595

		TOTAL RAILROAD TRANSPORTATION	350,235

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

REAL ESTATE - 0.79%
6,500	*	CB Richard Ellis Group, Inc	$227,435
1,400		Consolidated-Tomoka Land Co	80,122
29,400	*	Jones Lang LaSalle, Inc	1,371,510
93,264		Stewart Enterprises, Inc (Class A)	573,574
8,400	*	Trammell Crow Co	172,788

		TOTAL REAL ESTATE	2,425,429

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.78%
2,800	*	Applied Films Corp	64,736
9,900		Aptargroup, Inc	514,602
2,000		Bandag, Inc	93,960
2,225	*	Deckers Outdoor Corp	79,521
44,040	*	Goodyear Tire & Rubber Co	587,934
6,200		Myers Industries, Inc	87,482
7,700		Schulman (A.), Inc	134,134
5,000	*	Skechers U.S.A., Inc (Class A)	77,400
24,000		Spartech Corp	476,400
2,200	*	Trex Co, Inc	97,702
9,800		Tupperware Corp	199,528

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	2,413,399

SECURITY AND COMMODITY BROKERS - 0.40%
6,000	*	Affiliated Managers Group, Inc	372,180
5,926		Calamos Asset Management, Inc (Class A)	159,528
37,573	*	MarketAxess Holdings, Inc	419,690
5,400	*	Piper Jaffray Cos	197,586
4,900		SWS Group, Inc	78,547
100		Value Line, Inc	3,900

		TOTAL SECURITY AND COMMODITY BROKERS	1,231,431

SOCIAL SERVICES - 0.14%
6,800	*	Bright Horizons Family Solutions, Inc	229,432
16,043	*	Res-Care, Inc	200,698

		TOTAL SOCIAL SERVICES	430,130

SPECIAL TRADE CONTRACTORS - 0.40%
3,100		Chemed Corp	237,088
10,900	*	Comfort Systems U.S.A., Inc	84,475
22,600	*	Dycom Industries, Inc	519,574
4,000	*	EMCOR Group, Inc	187,280
2,800	*	Layne Christensen Co	48,356
18,600	*	Quanta Services, Inc	141,918

		TOTAL SPECIAL TRADE CONTRACTORS	1,218,691

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

STONE, CLAY, AND GLASS PRODUCTS - 0.28%
1,700		Ameron International Corp	$61,200
7,043		Apogee Enterprises, Inc	100,574
6,314	*	Cabot Microelectronics Corp	198,133
3,300		CARBO Ceramics, Inc	231,495
100		Eagle Materials, Inc	8,094
8,200	b*	USG Corp	271,912

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	871,408

TOBACCO PRODUCTS - 0.09%
6,100		Universal Corp (Virginia)	279,197

		TOTAL TOBACCO PRODUCTS	279,197

TRANSPORTATION BY AIR - 0.54%
38,200	*	ExpressJet Holdings, Inc	435,862
5,544		Forward Air Corp	236,063
8,108	*	Mesa Air Group, Inc	56,756
12,800	*	Offshore Logistics, Inc	426,496
5,040	*	Pinnacle Airlines Corp	53,525
14,215	*	Republic Airways Holdings, Inc	177,688
14,916		Skywest, Inc	277,288

		TOTAL TRANSPORTATION BY AIR	1,663,678

TRANSPORTATION EQUIPMENT - 1.78%
8,000	*	AAR Corp	108,800
11,162	*	Aftermarket Technology Corp	184,173
3,497		Arctic Cat, Inc	94,629
85,200		ArvinMeritor, Inc	1,318,044
2,500		Clarcor, Inc	129,900
400		Coachmen Industries, Inc	5,440
3,200	*	Ducommun, Inc	64,000
2,000		Greenbrier Cos, Inc	70,180
4,800		Heico Corp	96,480
3,100		Marine Products Corp	52,111
68,700		Monaco Coach Corp	1,109,505
1,600		Noble International Ltd	36,256
1,000	*	Sequa Corp (Class A)	51,850
700		Standard Motor Products, Inc	8,190
1,200	*	Strattec Security Corp	64,296
5,600		Superior Industries International, Inc	147,896
9,300	*	Teledyne Technologies, Inc	291,090
6,360	*	Tenneco Automotive, Inc	79,245
10,300		Thor Industries, Inc	308,073
3,900	*	Triumph Group, Inc	151,866
26,800		Wabash National Corp	653,920
10,100		Westinghouse Air Brake Technologies Corp	206,949
7,500		Winnebago Industries, Inc	237,000

		TOTAL TRANSPORTATION EQUIPMENT	5,469,893

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

TRANSPORTATION SERVICES - 0.34%
2,000		Ambassadors Group, Inc	$66,840
9,290	*	EGL, Inc	211,812
13,100		GATX Corp	434,789
1,800	*	HUB Group, Inc	112,806
3,572	*	Navigant International, Inc	48,794
7,090	*	Pacer International, Inc	169,380

		TOTAL TRANSPORTATION SERVICES	1,044,421

TRUCKING AND WAREHOUSING - 1.25%
24,261		Arkansas Best Corp	916,581
11,635		Heartland Express, Inc	222,810
15,344	*	Landstar System, Inc	502,516
2,300	*	Marten Transport Ltd	49,059
4,247	*	Old Dominion Freight Line	132,294
34,464		Overnite Corp	1,102,503
15,291	*	SCS Transportation, Inc	284,260
1,700	*	U.S. Xpress Enterprises, Inc (Class A)	27,795
7,900		USF Corp	381,254
12,292		Werner Enterprises, Inc	238,833

		TOTAL TRUCKING AND WAREHOUSING	3,857,905

WATER TRANSPORTATION - 0.55%
5,600	*	Kirby Corp	235,368
23,100		Overseas Shipholding Group, Inc	1,453,221

		TOTAL WATER TRANSPORTATION	1,688,589

WHOLESALE TRADE-DURABLE GOODS - 2.41%
10,725		Agilysys, Inc	210,853
3,200	*	Alliance Imaging, Inc	30,560
8,500	*	Anixter International, Inc	307,275
6,650		Applied Industrial Technologies, Inc	180,880
4,290	*	Audiovox Corp (Class A)	54,655
5,900	*	Aviall, Inc	165,200
900		Barnes Group, Inc	24,453
3,100	*	Beacon Roofing Supply, Inc	67,843
50,784	*	Brightpoint, Inc	951,184
3,800	*	Department 56, Inc	66,348
5,261	*	Digi International, Inc	72,181
10,683	*	Global Imaging Systems, Inc	378,819
5,700		Handleman Co	108,072
4,300	*	Imagistics International, Inc	150,199
36,184	*	Insight Enterprises, Inc	635,391
2,150	*	Insurance Auto Auctions, Inc	59,877

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

1,500	*	INTAC International	$18,900
1,705	*	Keystone Automotive Industries, Inc	39,488
1,500		Lawson Products, Inc	70,200
2,800	*	Merge Technologies, Inc	49,140
22,166		Metal Management, Inc	569,223
10,832	*	Microtek Medical Holdings, Inc	38,779
108,428	*	Navarre Corp	862,003
17,100		Owens & Minor, Inc	464,265
13,052	*	PSS World Medical, Inc	148,401
20,700		Reliance Steel & Aluminum Co	828,207
22,000	*	Safeguard Scientifics, Inc	31,240
2,923	*	Scansource, Inc	151,499
3,350		SCP Pool Corp	106,731
4,460	*	TBC Corp	124,256
16,500	*	WESCO International, Inc	462,000

		TOTAL WHOLESALE TRADE-DURABLE GOODS	7,428,122

WHOLESALE TRADE-NONDURABLE GOODS - 1.35%
12,100		Acuity Brands, Inc	326,700
3,600	*	Advanced Marketing Services, Inc	21,600
15,100		Airgas, Inc	360,739
1,600		Chiquita Brands International, Inc	42,848
10,100		DIMON, Inc	63,125
4,500		Getty Realty Corp	114,975
10,200		Kenneth Cole Productions, Inc (Class A)	297,228
800	*	Maui Land & Pineapple Co	34,320
7,900	*	Men's Wearhouse, Inc	333,459
5,176	*	Metals USA, Inc	101,398
2,363		Nash Finch Co	89,770
13,400		Nu Skin Enterprises, Inc (Class A)	301,634
1,700	*	Nuco2, Inc	44,710
11,877	*	Performance Food Group Co	328,755
23,785		Perrigo Co	455,483
3,600	*	Perry Ellis International, Inc	80,784
4,550	*	Priority Healthcare Corp (Class B)	98,416
1,100	*	Provide Commerce, Inc	31,768
7,300		Russell Corp	131,984
5,697	*	School Specialty, Inc	223,095
3,200	*	Smart & Final, Inc	38,912
2,600		Standard Commercial Corp	48,360
5,100		Stride Rite Corp	67,830
10,483	*	United Stationers, Inc	474,356
2,600		Valhi, Inc	51,090

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	4,163,339

		TOTAL COMMON STOCKS	307,437,000
		(Cost $301,568,388)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

PRINCIPAL			VALUE

SHORT-TERM INVESTMENTS - 3.83%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 3.83%
$ 11,820,000		Federal Home Loan Bank (FHLB), 2.400%, 04/01/05	$11,819,127

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	11,819,127

		TOTAL SHORT-TERM INVESTMENTS	11,819,127
		(Cost $11,820,000)

		TOTAL PORTFOLIO - 103.61%	319,256,127
		(Cost $313,388,388)

		OTHER ASSETS AND LIABILITIES, NET - (3.61%)	(11,126,428)

		NET ASSETS - 100.00%	$308,129,699

	*	Non-income producing
	b	In bankruptcy
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

PREFERRED STOCKS - 0.00%

HOLDING AND OTHER INVESTMENT OFFICES - 0.00%
30	*	Simon Property Group L.P.	$1,663

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	1,663

		TOTAL PREFERRED STOCKS	1,663
		(Cost $957)

COMMON STOCKS - 99.89%

AMUSEMENT AND RECREATION SERVICES - 0.15%
4,100		Harrah's Entertainment, Inc	264,778
2,000		International Speedway Corp (Class A)	108,500
2,900		Station Casinos, Inc	195,895

		TOTAL AMUSEMENT AND RECREATION SERVICES	569,173

APPAREL AND ACCESSORY STORES - 1.04%
5,800		Abercrombie & Fitch Co (Class A)	331,992
6,696		American Eagle Outfitters, Inc	197,867
3,227	*	AnnTaylor Stores Corp	82,579
11,900	*	Chico's FAS, Inc	336,294
5,400		Claire's Stores, Inc	124,416
4,330		Foot Locker, Inc	126,869
41,590		Gap, Inc	908,326
1,238		Limited Brands, Inc	30,083
4,814		Nordstrom, Inc	266,599
5,042	*	Pacific Sunwear of California, Inc	141,075
10,000		Ross Stores, Inc	291,400
1,200		Talbots, Inc	38,376
33,200		TJX Cos, Inc	817,716
3,222	*	Urban Outfitters, Inc	154,559

		TOTAL APPAREL AND ACCESSORY STORES	3,848,151

APPAREL AND OTHER TEXTILE PRODUCTS - 0.02%
1,000	*	Columbia Sportswear Co	53,230
400		Polo Ralph Lauren Corp	15,520

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	68,750

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

AUTO REPAIR, SERVICES AND PARKING - 0.03%
990	*	PHH Corp	$21,651
2,015		Ryder System, Inc	84,026

		TOTAL AUTO REPAIR, SERVICES AND PARKING	105,677

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.28%
4,924	*	Advance Auto Parts	248,416
3,734	*	Autozone, Inc	320,004
7,100	*	Carmax, Inc	223,650
4,367	*	Copart, Inc	102,886
3,244	*	O'Reilly Automotive, Inc	160,675

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,055,631

BUILDING MATERIALS AND GARDEN SUPPLIES - 2.30%
4,100		Fastenal Co	226,771
137,730		Home Depot, Inc	5,266,795
52,600		Lowe's Cos	3,002,934

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	8,496,500

BUSINESS SERVICES - 10.71%
10,521	*	Activision, Inc	155,711
5,035		Acxiom Corp	105,382
16,000		Adobe Systems, Inc	1,074,720
5,700	*	Affiliated Computer Services, Inc (Class A)	303,468
7,553	*	Akamai Technologies, Inc	96,150
2,917	*	Alliance Data Systems Corp	117,847
3,837	*	Ask Jeeves, Inc	107,743
15,660	*	Autodesk, Inc	466,042
34,042		Automatic Data Processing, Inc	1,530,188
24,400	*	BEA Systems, Inc	194,468
4,328	*	BMC Software, Inc	64,920
3,580		Brink's Co	123,868
10,184	*	Cadence Design Systems, Inc	152,251
15,900		Cendant Corp	326,586
6,375	*	Ceridian Corp	108,694
4,200		Certegy, Inc	145,404
3,473	*	Checkfree Corp	141,559
5,900	*	ChoicePoint, Inc	236,649
11,400	*	Citrix Systems, Inc	271,548
1,100	*	Cogent, Inc	27,698
8,800	*	Cognizant Technology Solutions Corp	406,560
31,195		Computer Associates International, Inc	845,384
4,700	*	DST Systems, Inc	217,046
4,700	*	Dun & Bradstreet Corp	288,815
20,012	*	Electronic Arts, Inc	1,036,221
5,853		Equifax, Inc	179,629
3,950		Fair Isaac Corp	136,038

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

53,766		First Data Corp	$2,113,541
13,200	*	Fiserv, Inc	525,360
2,905	*	Getty Images, Inc	206,575
1,200	*	Google, Inc (Class A)	216,612
7,938		GTECH Holdings Corp	186,781
4,500		Henry (Jack) & Associates, Inc	80,955
15,700		IMS Health, Inc	382,923
18,899	*	Interpublic Group of Cos, Inc	232,080
11,100	*	Intuit, Inc	485,847
7,250	*	Iron Mountain, Inc	209,090
35,446	*	Juniper Networks, Inc	781,939
1,775	*	Kinetic Concepts, Inc	105,879
4,400	*	Lamar Advertising Co	177,276
4,900	*	Macromedia, Inc	164,150
2,800		Manpower, Inc	121,856
8,700	*	McAfee, Inc	196,272
5,600	*	Mercury Interactive Corp	265,328
490,442		Microsoft Corp	11,853,983
2,600		MoneyGram International, Inc	49,114
6,700	*	Monster Worldwide, Inc	187,935
3,700		National Instruments Corp	100,085
2,000	*	NAVTEQ Corp	86,700
10,160	*	NCR Corp	342,798
25,714	*	Novell, Inc	153,255
10,753		Omnicom Group, Inc	951,856
226,435	*	Oracle Corp	2,825,909
1,600	*	Pixar	156,080
10,843	*	Red Hat, Inc	118,297
3,100	*	Rent-A-Center, Inc	84,661
3,800		Reynolds & Reynolds Co (Class A)	102,828
9,800		Robert Half International, Inc	264,208
11,403		Servicemaster Co	153,940
22,031	*	Siebel Systems, Inc	201,143
17,000	*	SunGard Data Systems, Inc	586,500
47,500	*	Symantec Corp	1,013,175
9,700	*	Synopsys, Inc	175,570
11,334	*	TIBCO Software, Inc	84,438
2,600		Total System Services, Inc	64,974
1,889	*	Unisys Corp	13,336
11,514	*	VeriSign, Inc	330,452
28,600	*	Veritas Software Corp	664,092
675		Viad Corp	18,158
30,715		Waste Management, Inc	886,128
12,600	*	WebMD Corp	107,100
5,000	*	Westwood One, Inc	101,750
76,690	*	Yahoo!, Inc	2,599,791

		TOTAL BUSINESS SERVICES	39,591,309

CHEMICALS AND ALLIED PRODUCTS - 16.47%
104,423		Abbott Laboratories	4,868,200
4,027		Alberto-Culver Co	192,732
8,800		Allergan, Inc	611,336

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

1,300	*	American Pharmaceutical Partners, Inc	$67,262
86,799	*	Amgen, Inc	5,052,570
6,800	*	Amylin Pharmaceuticals, Inc	118,932
4,800	*	Andrx Corp	108,816
7,400		Avery Dennison Corp	458,282
31,535		Avon Products, Inc	1,354,113
6,023	*	Barr Pharmaceuticals, Inc	294,103
21,579	*	Biogen Idec, Inc	744,691
38,241		Bristol-Myers Squibb Co	973,616
3,700	*	Cephalon, Inc	173,271
4,000	*	Charles River Laboratories International, Inc	188,160
7,475	*	Chiron Corp	262,073
4,035		Church & Dwight Co, Inc	143,121
5,149		Clorox Co	324,336
29,628		Colgate-Palmolive Co	1,545,693
2,461	*	Dade Behring Holdings, Inc	145,027
4,090		Dow Chemical Co	203,886
12,300		Ecolab, Inc	406,515
1,800	*	Eon Labs, Inc	54,432
7,400		Estee Lauder Cos (Class A)	332,852
500	*	Eyetech Pharmaceuticals, Inc	13,750
24,599	*	Forest Laboratories, Inc	908,933
29,634	*	Genentech, Inc	1,677,581
16,401	*	Genzyme Corp	938,793
30,014	*	Gilead Sciences, Inc	1,074,501
62,160		Gillette Co	3,137,837
500	*	Huntsman Corp	11,660
1,700	*	ICOS Corp	38,182
2,300	*	Idexx Laboratories, Inc	124,568
4,400	*	ImClone Systems, Inc	151,800
4,697		International Flavors & Fragrances, Inc	185,532
1,680	*	Invitrogen Corp	116,256
12,750	*	IVAX Corp	252,067
65,300		Lilly (Eli) & Co	3,402,130
1,884	*	Martek Biosciences Corp	109,630
3,700		Medicis Pharmaceutical Corp (Class A)	110,926
16,900	*	MedImmune, Inc	402,389
66,305		Merck & Co, Inc	2,146,293
4,697	*	MGI Pharma, Inc	118,693
10,900	*	Millennium Pharmaceuticals, Inc	91,778
17,950		Mylan Laboratories, Inc	318,074
600	*	Nalco Holding Co	11,298
3,585	*	NBTY, Inc	89,948
5,591	*	Nektar Therapeutics	77,939
2,557	*	Neurocrine Biosciences, Inc	97,319
3,488	*	OSI Pharmaceuticals, Inc	144,194
510,481		Pfizer, Inc	13,410,336
6,400		Praxair, Inc	306,304
156,868		Procter & Gamble Co	8,314,004
1,200	*	Protein Design Labs, Inc	19,188
98,529		Schering-Plough Corp	1,788,301
400	*	Scotts Miracle-Gro Co (Class A)	28,092
7,000	*	Sepracor, Inc	401,870

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

700		Sherwin-Williams Co	$30,793
1,114		Sigma-Aldrich Corp	68,232
4,442	*	VCA Antech, Inc	89,862
2,012	*	Watson Pharmaceuticals, Inc	61,829
47,514		Wyeth	2,004,141

		TOTAL CHEMICALS AND ALLIED PRODUCTS	60,899,042

COAL MINING - 0.07%
1,648		Arch Coal, Inc	70,880
3,898		Consol Energy, Inc	183,284

		TOTAL COAL MINING	254,164

COMMUNICATIONS - 2.23%
28,479	*	Avaya, Inc	332,635
9,950	*	Cablevision Systems Corp (Class A)	279,097
1,800	*	Citadel Broadcasting Corp	24,714
14,566		Clear Channel Communications, Inc	502,090
1,200	*	Cox Radio, Inc (Class A)	20,172
6,384	*	Crown Castle International Corp	102,527
38,126	*	DIRECTV Group, Inc	549,777
15,100		EchoStar Communications Corp (Class A)	441,675
1,300	*	Entercom Communications Corp	46,176
5,200	*	Foundry Networks, Inc	51,480
1,800		Global Payments, Inc	116,082
11,084	*	IAC/InterActiveCorp	246,841
408	*	IDT Corp	5,794
3,500	*	IDT Corp (Class B)	51,765
45,498	*	Level 3 Communications, Inc	93,726
6,934	*	Liberty Media International, Inc	303,293
68,755	*	Nextel Communications, Inc (Class A)	1,954,017
8,266	*	Nextel Partners, Inc (Class A)	181,521
3,802	*	NII Holdings, Inc (Class B)	218,615
2,900	*	Radio One, Inc (Class D)	42,775
2,576	*	Spectrasite, Inc	149,331
21,111		Sprint Corp	480,275
1,453		Telephone & Data Systems, Inc	118,565
600	*	U.S. Cellular Corp	27,378
18,227	*	UnitedGlobalcom, Inc (Class A)	172,427
9,300	*	Univision Communications, Inc (Class A)	257,517
25,762		Viacom, Inc (Class B)	897,290
1,000	*	West Corp	32,000
5,635	*	Western Wireless Corp (Class A)	213,905
10,662	*	XM Satellite Radio Holdings, Inc	335,853

		TOTAL COMMUNICATIONS	8,249,313

DEPOSITORY INSTITUTIONS - 1.20%
7,031		Bank of New York Co, Inc	204,250
9,176		Commerce Bancorp, Inc	297,945

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

25,582		Fifth Third Bancorp	$1,099,514
5,358		Golden West Financial Corp	324,159
4,473		Hudson City Bancorp, Inc	163,488
1,996		IndyMac Bancorp, Inc	67,864
8,818		Mellon Financial Corp	251,666
5,935		NewAlliance Bancshares, Inc	83,090
5,650		North Fork Bancorp, Inc	156,731
3,912		Northern Trust Corp	169,937
11,054		State Street Corp	483,281
14,234		Synovus Financial Corp	396,559
8,280		TCF Financial Corp	224,802
11,278		U.S. Bancorp	325,032
3,020		UCBH Holdings, Inc	120,498
510		Valley National Bancorp	13,148
4,209		W Holding Co, Inc	42,385

		TOTAL DEPOSITORY INSTITUTIONS	4,424,349

EATING AND DRINKING PLACES - 0.59%
5,500		Applebee's International, Inc	151,580
6,718		Aramark Corp (Class B)	176,549
5,400	*	Brinker International, Inc	195,588
4,677		Darden Restaurants, Inc	143,490
3,695		Outback Steakhouse, Inc	169,194
4,400		Ruby Tuesday, Inc	106,876
5,150	*	The Cheesecake Factory, Inc	182,568
1,000		Wendy's International, Inc	39,040
19,400		Yum! Brands, Inc	1,005,114

		TOTAL EATING AND DRINKING PLACES	2,169,999

EDUCATIONAL SERVICES - 0.41%
9,668	*	Apollo Group, Inc (Class A)	716,012
6,900	*	Career Education Corp	236,394
6,400	*	Corinthian Colleges, Inc	100,608
3,900	*	DeVry, Inc	73,788
4,817	*	Education Management Corp	134,635
3,200	*	ITT Educational Services, Inc	155,200
2,204	*	Laureate Education, Inc	94,309

		TOTAL EDUCATIONAL SERVICES	1,510,946

ELECTRIC, GAS, AND SANITARY SERVICES - 0.27%
42,602	*	AES Corp	697,821
1,700	*	Allegheny Energy, Inc	35,122
7,941	*	Allied Waste Industries, Inc	58,049
982		Kinder Morgan, Inc	74,337
2,900	*	Stericycle, Inc	128,180

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	993,509

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 9.23%
4,249		Adtran, Inc	$74,952
13,841	*	Advanced Micro Devices, Inc	223,117
114,800	*	Agere Systems, Inc (Class B)	163,016
25,000	*	Altera Corp	494,500
6,263		American Power Conversion Corp	163,527
3,138		Ametek, Inc	126,305
6,600	*	Amkor Technology, Inc	25,476
4,480		Amphenol Corp (Class A)	165,939
25,100		Analog Devices, Inc	907,114
9,900	*	Applied Micro Circuits Corp	32,571
27,733	*	Atmel Corp	81,812
1,600		AVX Corp	19,600
17,456	*	Broadcom Corp (Class A)	522,284
5,400	*	CIENA Corp	9,288
7,200	*	Comverse Technology, Inc	181,584
20,310	*	Conexant Systems, Inc	30,465
4,900	*	Cree, Inc	106,575
8,173	*	Cypress Semiconductor Corp	102,980
900	*	Dolby Laboratories, Inc (Class A)	21,150
5,800		Emerson Electric Co	376,594
2,051	*	Energizer Holdings, Inc	122,650
4,400	*	Fairchild Semiconductor International, Inc	67,452
21,280	*	Freescale Semiconductor, Inc (Class B)	367,080
6,300	*	Gemstar-TV Guide International, Inc	27,405
81,952		General Electric Co	2,955,189
3,900		Harman International Industries, Inc	344,994
5,820		Harris Corp	190,023
4,800	*	Integrated Circuit Systems, Inc	91,776
432,729		Intel Corp	10,052,295
3,786	*	International Rectifier Corp	172,263
5,100		Intersil Corp (Class A)	88,332
10,852	*	Jabil Circuit, Inc	309,499
92,300	*	JDS Uniphase Corp	154,141
3,500		L-3 Communications Holdings, Inc	248,570
20,700		Linear Technology Corp	793,017
11,500	*	LSI Logic Corp	64,285
21,700		Maxim Integrated Products, Inc	886,879
3,125		Maytag Corp	43,656
5,036	*	MEMC Electronic Materials, Inc	67,734
13,900		Microchip Technology, Inc	361,539
18,200	*	Micron Technology, Inc	188,188
7,600		Molex, Inc	200,336
156,967		Motorola, Inc	2,349,796
24,036		National Semiconductor Corp	495,382
7,000	*	Novellus Systems, Inc	187,110
11,100	*	Nvidia Corp	263,736
3,137		Plantronics, Inc	119,457
11,800	*	PMC-Sierra, Inc	103,840
4,300	*	Polycom, Inc	72,885
5,300	*	QLogic Corp	214,650
108,500		Qualcomm, Inc	3,976,525
5,800	*	Rambus, Inc	87,406

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

11,854		Rockwell Collins, Inc	$564,132
17,600	*	Sanmina-SCI Corp	91,872
4,926	*	Semtech Corp	88,027
2,600	*	Silicon Laboratories, Inc	77,246
12,400	*	Tellabs, Inc	90,520
115,900		Texas Instruments, Inc	2,954,291
5,300	*	UTStarcom, Inc	58,035
2,000	*	Vishay Intertechnology, Inc	24,860
23,200		Xilinx, Inc	678,136

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	34,124,058

ENGINEERING AND MANAGEMENT SERVICES - 1.35%
4,000	*	Affymetrix, Inc	171,360
1,900	*	BearingPoint, Inc	16,663
10,900	*	Celgene Corp	371,145
2,600		Corporate Executive Board Co	166,270
4,344	*	Covance, Inc	206,818
2,129		Fluor Corp	118,010
3,248	*	Gen-Probe, Inc	144,731
33,710		Halliburton Co	1,457,958
2,700	*	Hewitt Associates, Inc	71,820
2,900	*	Jacobs Engineering Group, Inc	150,568
8,400		Moody's Corp	679,224
22,100		Paychex, Inc	725,322
3,200	*	Pharmaceutical Product Development, Inc	155,040
5,476		Quest Diagnostics, Inc	575,692

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	5,010,621

FABRICATED METAL PRODUCTS - 0.70%
1,700	*	Alliant Techsystems, Inc	121,465
3,700		Ball Corp	153,476
15,874		Danaher Corp	847,830
899	Harsco Corp	53,589
15,869	Illinois Tool Works, Inc	1,420,752

	TOTAL FABRICATED METAL PRODUCTS	2,597,112

FOOD AND KINDRED PRODUCTS - 4.51%
48,967	Anheuser-Busch Cos, Inc	2,320,546
7,800	Campbell Soup Co	226,356
126,152	Coca-Cola Co	5,256,754
12,043	H.J. Heinz Co	443,664
9,054	Hershey Foods Corp	547,405
9,489	Kellogg Co	410,589
7,100	McCormick & Co, Inc (Non-Vote)	244,453
9,200	Pepsi Bottling Group, Inc	256,220
108,304	PepsiCo, Inc	5,743,361
25,715	Sara Lee Corp	569,844
9,900	Wrigley (Wm.) Jr Co	649,143

	TOTAL FOOD AND KINDRED PRODUCTS	16,668,335

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

FOOD STORES - 0.50%
1,600	*	7-Eleven, Inc	$38,432
26,500	*	Starbucks Corp	1,368,990
4,200		Whole Foods Market, Inc	428,946

		TOTAL FOOD STORES	1,836,368

FURNITURE AND FIXTURES - 0.19%
4,800		Herman Miller, Inc	144,576
900		Hillenbrand Industries, Inc	49,923
3,811		HNI Corp	171,305
3,132		Johnson Controls, Inc	174,640
4,800		Leggett & Platt, Inc	138,624
1,443		Newell Rubbermaid, Inc	31,659

		TOTAL FURNITURE AND FIXTURES	710,727

FURNITURE AND HOMEFURNISHINGS STORES - 0.65%
20,100	*	Bed Bath & Beyond, Inc	734,454
17,700		Best Buy Co, Inc	955,977
2,300		Circuit City Stores, Inc (Circuit City Group)	36,915
1,793	*	Mohawk Industries, Inc	151,150
2,600		Pier 1 Imports, Inc	47,398
10,700		RadioShack Corp	262,150
6,200	*	Williams-Sonoma, Inc	227,850

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	2,415,894

GENERAL BUILDING CONTRACTORS - 0.45%
3,921		Centex Corp	224,556
11,333		D.R. Horton, Inc	331,377
1,780	*	Hovnanian Enterprises, Inc (Class A)	90,780
100		KB Home	11,746
3,692		Lennar Corp (Class A)	209,262
1,110		MDC Holdings, Inc	77,312
438	*	NVR, Inc	343,830
2,910		Pulte Homes, Inc	214,263
500		Ryland Group, Inc	31,010
200		Standard-Pacific Corp	14,438
1,452	*	Toll Brothers, Inc	114,490

		TOTAL GENERAL BUILDING CONTRACTORS	1,663,064

GENERAL MERCHANDISE STORES - 3.73%
3,200	*	Big Lots, Inc	38,464
400	*	Cabela's, Inc	8,252
1,901		Costco Wholesale Corp	83,986
19,700		Dollar General Corp	431,627
7,600	*	Dollar Tree Stores, Inc	218,348
10,100		Family Dollar Stores, Inc	306,636
20,100	*	Kohl's Corp	1,037,763

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

61,087		Target Corp	$3,055,572
171,626		Wal-Mart Stores, Inc	8,600,179

		TOTAL GENERAL MERCHANDISE STORES	13,780,827

HEALTH SERVICES - 1.27%
3,242	*	Accredo Health, Inc	143,977
17,645	*	Caremark Rx, Inc	701,918
2,100	*	Community Health Systems, Inc	73,311
7,026	*	Coventry Health Care, Inc	478,752
6,800	*	DaVita, Inc	284,580
4,264	*	Express Scripts, Inc	371,778
11,147		HCA, Inc	597,145
14,423		Health Management Associates, Inc (Class A)	377,594
8,900	*	Laboratory Corp of America Holdings	428,980
6,800	*	Lincare Holdings, Inc	300,764
4,907		Manor Care, Inc	178,419
7,900	*	Medco Health Solutions, Inc	391,603
4,472	*	Renal Care Group, Inc	169,668
1,900	*	Triad Hospitals, Inc	95,190
1,681		Universal Health Services, Inc (Class B)	88,084

		TOTAL HEALTH SERVICES	4,681,763

HOLDING AND OTHER INVESTMENT OFFICES - 0.87%
6,828		Catellus Development Corp	181,966
566		CBL & Associates Properties, Inc	40,475
3,024		Fremont General Corp	66,498
5,200		Friedman Billings Ramsey Group, Inc	82,524
1,811		General Growth Properties, Inc	61,755
50,540		iShares Russell 1000 Growth Index Fund	2,368,810
1,400		Mills Corp	74,060
2,350		Regency Centers Corp	111,930
29		Simon Property Group, Inc	1,757
3,026		Ventas, Inc	75,529
4,484		Weingarten Realty Investors	154,743

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	3,220,047

HOTELS AND OTHER LODGING PLACES - 0.59%
1,231		Choice Hotels International, Inc	76,260
21,916		Hilton Hotels Corp	489,823
900	*	Las Vegas Sands Corp	40,500
4,577	*	Mandalay Resort Group	322,633
11,299		Marriott International, Inc (Class A)	755,451
700	*	MGM Mirage	49,574
4,925		Starwood Hotels & Resorts Worldwide, Inc	295,648
2,233	*	Wynn Resorts Ltd	151,263

		TOTAL HOTELS AND OTHER LODGING PLACES	2,181,152

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

INDUSTRIAL MACHINERY AND EQUIPMENT - 11.06%
52,327		3M Co	$4,483,901
12,415		American Standard Cos, Inc	577,049
27,002	*	Apple Computer, Inc	1,125,173
112,900		Applied Materials, Inc	1,834,625
2,800	*	Avocent Corp	71,848
22,254		Baker Hughes, Inc	990,080
4,600		Black & Decker Corp	363,354
2,544		Briggs & Stratton Corp	92,627
17,446		Caterpillar, Inc	1,595,262
452,335	*	Cisco Systems, Inc	8,092,273
720	*	Cooper Cameron Corp	41,191
6,943		Deere & Co	466,084
169,592	*	Dell, Inc	6,515,725
5,144		Donaldson Co, Inc	166,048
10,957		Dover Corp	414,065
129,373	*	EMC Corp	1,593,875
4,500	*	FMC Technologies, Inc	149,310
4,650		Graco, Inc	187,674
8,164	*	Grant Prideco, Inc	197,242
75,046		International Business Machines Corp	6,857,703
23,300		International Game Technology	621,178
2,194		ITT Industries, Inc	197,987
8,900	*	Lam Research Corp	256,854
8,718	*	Lexmark International, Inc	697,178
6,900	*	Maxtor Corp	36,708
4,585	*	National Oilwell Varco, Inc	214,120
21,700	*	Network Appliance, Inc	600,222
725		Pall Corp	19,662
8,714		Pitney Bowes, Inc	393,176
8,057		Rockwell Automation, Inc	456,348
9,900	*	Sandisk Corp	275,220
6,937		Smith International, Inc	435,158
62,527	*	Solectron Corp	216,969
300		SPX Corp	12,984
1,400	*	Storage Technology Corp	43,120
15,657		Symbol Technologies, Inc	226,870
2,300		Timken Co	62,882
3,784	*	Western Digital Corp	48,246
6,200	*	Xerox Corp	93,930
3,950	*	Zebra Technologies Corp (Class A)	187,586

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	40,911,507

INSTRUMENTS AND RELATED PRODUCTS - 4.99%
29,299	*	Agilent Technologies, Inc	650,438
7,038		Bard (C.R.), Inc	479,147
2,236		Bausch & Lomb, Inc	163,899
37,233		Baxter International, Inc	1,265,177
4,100		Beckman Coulter, Inc	272,445
16,990		Becton Dickinson & Co	992,556
17,000		Biomet, Inc	617,100

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

44,300	*	Boston Scientific Corp	$1,297,547
2,729		Cooper Cos, Inc	198,944
7,382	*	Cytyc Corp	169,860
5,400		Dentsply International, Inc	293,814
3,900	*	Edwards Lifesciences Corp	168,558
7,270	*	Fisher Scientific International, Inc	413,808
4,474	*	Flir Systems, Inc	135,562
2,779	*	Fossil, Inc	72,046
21,000		Guidant Corp	1,551,900
2,351	*	Inamed Corp	164,288
13,300		KLA-Tencor Corp	611,933
81,167		Medtronic, Inc	4,135,459
1,600	*	Mettler-Toledo International, Inc	76,000
3,300	*	Millipore Corp	143,220
4,400		PerkinElmer, Inc	90,772
2,300	*	Resmed, Inc	129,720
2,300	*	Respironics, Inc	134,021
2,431		Roper Industries, Inc	159,231
23,600	*	St. Jude Medical, Inc	849,600
19,300		Stryker Corp	860,973
5,115		Tektronix, Inc	125,471
13,300	*	Teradyne, Inc	194,180
6,160	*	Thermo Electron Corp	155,786
9,300	*	Varian Medical Systems, Inc	318,804
8,000	*	Waters Corp	286,320
16,300	*	Zimmer Holdings, Inc	1,268,303

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	18,446,882

INSURANCE AGENTS, BROKERS AND SERVICE - 0.38%
3,600		Brown & Brown, Inc	165,924
5,700		Gallagher (Arthur J.) & Co	164,160
34,999		Marsh & McLennan Cos, Inc	1,064,670

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,394,754

INSURANCE CARRIERS - 3.87%
6,282		Aetna, Inc	470,836
30,642		Aflac, Inc	1,141,721
1,679		Ambac Financial Group, Inc	125,505
102,749		American International Group, Inc	5,693,322
200		Berkley (W.R.) Corp	9,920
1,250		Genworth Financial, Inc	34,400
1,200		HCC Insurance Holdings, Inc	43,392
326	*	Markel Corp	112,538
1,339	*	Pacificare Health Systems, Inc	76,216
2,078		Progressive Corp	190,677
5,927		Prudential Financial, Inc	340,210
2,132		Radian Group, Inc	101,782
200		Transatlantic Holdings, Inc	13,244
44,633		UnitedHealth Group, Inc	4,257,096
1,240		Unitrin, Inc	56,296
600	*	WellChoice, Inc	31,986
12,900	*	WellPoint, Inc	1,617,015

		TOTAL INSURANCE CARRIERS	14,316,156

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

LEATHER AND LEATHER PRODUCTS - 0.22%
12,600	*	Coach, Inc	$713,538
1,300	*	Timberland Co (Class A)	92,209

		TOTAL LEATHER AND LEATHER PRODUCTS	805,747

METAL MINING - 0.31%
10,300		Freeport-McMoRan Copper & Gold, Inc (Class A)	407,983
17,300		Newmont Mining Corp	730,925
500		Southern Peru Copper Corp	27,730

		TOTAL METAL MINING	1,166,638

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.27%
9,272		Fortune Brands, Inc	747,602
12,307		Mattel, Inc	262,754

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,010,356

MISCELLANEOUS RETAIL - 2.45%
19,998	*	Amazon.com, Inc	685,332
300	*	Barnes & Noble, Inc	10,347
23		Blockbuster, Inc (Class B)	192
3,120		CVS Corp	164,174
69,540	*	eBay, Inc	2,591,060
5,003	*	Marvel Enterprises, Inc	100,060
9,170		Michaels Stores, Inc	332,871
2,128		MSC Industrial Direct Co (Class A)	65,032
5,600		Omnicare, Inc	198,520
2,891	*	Petco Animal Supplies, Inc	106,418
9,600		Petsmart, Inc	276,000
25,800	*	Rite Aid Corp	102,168
33,300		Staples, Inc	1,046,619
9,838		Tiffany & Co	339,608
68,557		Walgreen Co	3,045,302

		TOTAL MISCELLANEOUS RETAIL	9,063,703

MOTION PICTURES - 0.88%
2,224	*	Avid Technology, Inc	120,363
3,523		Blockbuster, Inc (Class A)	31,108
900	*	DreamWorks Animation SKG, Inc (Class A)	36,639
86,434	*	Liberty Media Corp (Class A)	896,321
900		Metro-Goldwyn-Mayer, Inc	10,755
2,500	*	NetFlix, Inc	27,125
408		News Corp (Class A)	6,903
200		Regal Entertainment Group (Class A)	4,206
55,227	*	Time Warner, Inc	969,234
40,808		Walt Disney Co	1,172,414

		TOTAL MOTION PICTURES	3,275,068

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

NONDEPOSITORY INSTITUTIONS - 3.20%
1,971		American Capital Strategies Ltd	$61,909
75,575		American Express Co	3,882,288
11,520		Capital One Financial Corp	861,350
4,254	*	CapitalSource, Inc	97,842
5,700		Doral Financial Corp	124,773
64,849		Fannie Mae	3,531,028
1,224	*	First Marblehead Corp	70,417
3,684		Freddie Mac	232,829
55,700		MBNA Corp	1,367,435
5,400	*	Providian Financial Corp	92,664
29,400		SLM Corp	1,465,296
700		Westcorp	29,575
200	*	WFS Financial, Inc	8,630

		TOTAL NONDEPOSITORY INSTITUTIONS	11,826,036

OIL AND GAS EXTRACTION - 0.75%
10,700		BJ Services Co	555,116
3,131		Burlington Resources, Inc	156,769
2,000		Diamond Offshore Drilling, Inc	99,800
5,595		ENSCO International, Inc	210,708
2,094	*	Newfield Exploration Co	155,500
4,898		Patina Oil & Gas Corp	195,920
10,300		Patterson-UTI Energy, Inc	257,706
1,793		Pioneer Natural Resources Co	76,597
892		Pogo Producing Co	43,922
3,600	*	Pride International, Inc	89,424
3,700		Rowan Cos, Inc	110,741
2,100		Tidewater, Inc	81,606
22,776		XTO Energy, Inc	747,964

		TOTAL OIL AND GAS EXTRACTION	2,781,773

PAPER AND ALLIED PRODUCTS - 0.30%
14,088		Kimberly-Clark Corp	926,004
563		Neenah Paper, Inc	18,928
6,900	*	Pactiv Corp	161,115

		TOTAL PAPER AND ALLIED PRODUCTS	1,106,047

PERSONAL SERVICES - 0.29%
8,300		Cintas Corp	342,873
11,000		H & R Block, Inc	556,380
1,400		Regis Corp	57,302
2,700	*	Weight Watchers International, Inc	116,046

		TOTAL PERSONAL SERVICES	1,072,601

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

PRIMARY METAL INDUSTRIES - 0.47%
37,676		Alcoa, Inc	$1,144,974
4,596	*	Andrew Corp	53,819
100	*	International Steel Group, Inc	3,950
5,152		Nucor Corp	296,549
2,344		Precision Castparts Corp	180,511
3,584		Worthington Industries, Inc	69,100

		TOTAL PRIMARY METAL INDUSTRIES	1,748,903

PRINTING AND PUBLISHING - 0.74%
3,916		Belo (A.H.) Corp Series A	94,532
2,200		Dex Media, Inc	45,430
3,914		Dow Jones & Co, Inc	146,266
4,200		EW Scripps Co	204,750
3,400		Harte-Hanks, Inc	93,704
800		Knight Ridder, Inc	53,800
12,754		McGraw-Hill Cos, Inc	1,112,787
780		Media General, Inc (Class A)	48,243
2,358		Meredith Corp	110,237
9,056		New York Times Co (Class A)	331,268
439		Washington Post Co (Class B)	392,466
3,300		Wiley (John) & Sons, Inc (Class A)	116,325

		TOTAL PRINTING AND PUBLISHING	2,749,808

RAILROAD TRANSPORTATION - 0.02%
38,016	*	ADC Telecommunications, Inc	75,652

		TOTAL RAILROAD TRANSPORTATION	75,652

REAL ESTATE - 0.07%
3,690		St. Joe Co	248,337

		TOTAL REAL ESTATE	248,337

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.32%
11,000		Nike, Inc (Class B)	916,410
600		Reebok International Ltd	26,580
4,700	*	Sealed Air Corp	244,118

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,187,108

SECURITY AND COMMODITY BROKERS - 1.11%
15,800	*	Ameritrade Holding Corp	161,318
1,200		Blackrock, Inc	89,916
58,827		Charles Schwab Corp	618,272
2,233		Chicago Mercantile Exchange	433,269
13,900	*	E*Trade Financial Corp	166,800
9,100		Eaton Vance Corp	213,304
4,900		Federated Investors, Inc (Class B)	138,719

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

1,333		Franklin Resources, Inc	$91,510
1,448		Goldman Sachs Group, Inc	159,266
300	*	Instinet Group, Inc	1,764
4,400		Investors Financial Services Corp	215,204
7,003		Legg Mason, Inc	547,214
9,386		Morgan Stanley	537,349
900		Nuveen Investments, Inc	30,888
4,200		SEI Investments Co	151,872
7,269		T Rowe Price Group, Inc	431,633
5,500		Waddell & Reed Financial, Inc (Class A)	108,570

		TOTAL SECURITY AND COMMODITY BROKERS	4,096,868

STONE, CLAY, AND GLASS PRODUCTS - 0.24%
77,474	*	Corning, Inc	862,286
29		Eagle Materials, Inc (Class B)	2,285
500		Florida Rock Industries, Inc	29,410

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	893,981

TRANSPORTATION BY AIR - 0.60%
5,640	*	AMR Corp	60,348
15,209		FedEx Corp	1,428,885
6,300	*	JetBlue Airways Corp	119,952
41,736		Southwest Airlines Co	594,321

		TOTAL TRANSPORTATION BY AIR	2,203,506

TRANSPORTATION EQUIPMENT - 1.65%
49,414		Boeing Co	2,888,742
3,589		Brunswick Corp	168,145
2,122		General Dynamics Corp	227,160
5,100		Gentex Corp	162,690
19,800		Harley-Davidson, Inc	1,143,648
2,400	*	Navistar International Corp	87,360
2,123		Oshkosh Truck Corp	174,065
2,900		Polaris Industries, Inc	203,667
2,600		United Defense Industries, Inc	190,892
8,272		United Technologies Corp	840,931

		TOTAL TRANSPORTATION EQUIPMENT	6,087,300

TRANSPORTATION SERVICES - 0.18%
5,704		C.H. Robinson Worldwide, Inc	293,927
7,000		Expeditors International of Washington, Inc	374,850

		TOTAL TRANSPORTATION SERVICES	668,777

TRUCKING AND WAREHOUSING - 0.81%
1,002		CNF, Inc	46,884
3,804		Hunt (J.B.) Transport Services, Inc	166,501
1,950	*	Sirva, Inc	13,864
38,208		United Parcel Service, Inc (Class B)	2,779,250

		TOTAL TRUCKING AND WAREHOUSING	3,006,499

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

WHOLESALE TRADE-DURABLE GOODS - 3.83%
200		Barnes Group, Inc	$5,434
995		BorgWarner, Inc	48,437
4,355		CDW Corp	246,841
1,886		Hughes Supply, Inc	56,108
1,200	*	Ingram Micro, Inc (Class A)	20,004
198,580		Johnson & Johnson	13,336,633
8,200	*	Patterson Cos, Inc	409,590
500		W.W. Grainger, Inc	31,135

		TOTAL WHOLESALE TRADE-DURABLE GOODS	14,154,182

WHOLESALE TRADE-NONDURABLE GOODS - 1.07%
1,961		AmerisourceBergen Corp	112,346
2,007		Brown-Forman Corp (Class B)	109,883
28,779		Cardinal Health, Inc	1,605,868
3,100	*	Endo Pharmaceuticals Holdings, Inc	69,905
5,258	*	Henry Schein, Inc	188,447
8,800		McKesson Corp	332,200
42,800		Sysco Corp	1,532,240

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	3,950,889

		TOTAL COMMON STOCKS	369,375,559
		(Cost $366,465,982)

PRINCIPAL

SHORT-TERM INVESTMENTS - 2.99%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 2.99%
$ 11,050,000		Federal Home Loan Bank (FHLB), 2.400%, 04/01/05	11,049,184

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	11,049,184

		TOTAL SHORT-TERM INVESTMENTS	11,049,184
		(Cost $11,050,000)

		TOTAL PORTFOLIO - 102.88%	380,426,406
		(Cost $377,516,939)

		OTHER ASSETS AND LIABILITIES, NET (2.88%)	(10,640,813)

		NET ASSETS - 100.00%	$369,785,593

	*	Non-income producing

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

PREFERRED STOCKS - 0.00%

HOLDING AND OTHER INVESTMENT OFFICES - 0.00%
170	*	Simon Property Group L.P.	$9,423

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	9,423

		TOTAL PREFERRED STOCKS	9,423
		(Cost $5,932)

COMMON STOCKS - 99.88%

AMUSEMENT AND RECREATION SERVICES - 0.15%
16,742	*	Caesars Entertainment, Inc	331,324
2,671		Harrah's Entertainment, Inc	172,493
229		International Speedway Corp (Class A)	12,423

		TOTAL AMUSEMENT AND RECREATION SERVICES	516,240

APPAREL AND ACCESSORY STORES - 0.22%
600		American Eagle Outfitters, Inc	17,730
1,302	*	AnnTaylor Stores Corp	33,318
300		Claire's Stores, Inc	6,912
4,796		Foot Locker, Inc	140,523
18,137		Limited Brands, Inc	440,729
1,857		Nordstrom, Inc	102,841

		TOTAL APPAREL AND ACCESSORY STORES	742,053

APPAREL AND OTHER TEXTILE PRODUCTS - 0.24%
100	*	Columbia Sportswear Co	5,323
6,934		Jones Apparel Group, Inc	232,220
5,896		Liz Claiborne, Inc	236,606
2,050		Polo Ralph Lauren Corp	79,540
4,529		VF Corp	267,845

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	821,534

AUTO REPAIR, SERVICES AND PARKING - 0.09%
3,865		Lear Corp	171,452
2,431	*	PHH Corp	53,166
1,965		Ryder System, Inc	81,940

		TOTAL AUTO REPAIR, SERVICES AND PARKING	306,558

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.05%
9,438	*	Autonation, Inc	$178,756

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	178,756

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.16%
10,162		Home Depot, Inc	388,595
5,891		Louisiana-Pacific Corp	148,100

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	536,695

BUSINESS SERVICES - 2.33%
20,662	*	3Com Corp	73,557
2,266	*	Activision, Inc	33,537
2,034	*	Affiliated Computer Services, Inc (Class A)	108,290
4,526		Automatic Data Processing, Inc	203,444
8,473	*	BMC Software, Inc	127,095
300		Brink's Co	10,380
6,284	*	Cadence Design Systems, Inc	93,946
42,029		Cendant Corp	863,276
2,808	*	Ceridian Corp	47,876
1,635	*	Checkfree Corp	66,643
300	*	Cogent, Inc	7,554
10,007	*	Computer Sciences Corp	458,821
20,566	*	Compuware Corp	148,075
7,913	*	Convergys Corp	118,141
2,828		Deluxe Corp	112,724
27,389		Electronic Data Systems Corp	566,131
2,200		Equifax, Inc	67,518
500		Fair Isaac Corp	17,220
100	*	Google, Inc (Class A)	18,051
7,174	*	Interpublic Group of Cos, Inc	88,097
975	*	Lamar Advertising Co	39,283
2,537		Manpower, Inc	110,410
1,400	*	McAfee, Inc	31,584
99,569		Microsoft Corp	2,406,583
2,565		MoneyGram International, Inc	48,453
500	*	NAVTEQ Corp	21,675
2,060	*	NCR Corp	69,504
1,566		Omnicom Group, Inc	138,622
21,272	*	Oracle Corp	265,474
1,390	*	Rent-A-Center, Inc	37,961
200		Reynolds & Reynolds Co (Class A)	5,412
6,393		Servicemaster Co	86,306
5,356	*	Siebel Systems, Inc	48,900
178,756	*	Sun Microsystems, Inc	722,174
1,887	*	SunGard Data Systems, Inc	65,101
5,112	*	Sybase, Inc	94,368
2,700	*	TIBCO Software, Inc	20,115
16,747	*	Unisys Corp	118,234
4,081	*	VeriSign, Inc	117,125
666		Viad Corp	17,915
6,701		Waste Management, Inc	193,324
6,428	*	WebMD Corp	54,638

		TOTAL BUSINESS SERVICES	7,943,537

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

CHEMICALS AND ALLIED PRODUCTS - 5.22%
12,226		Air Products & Chemicals, Inc	$773,784
686		Alberto-Culver Co	32,832
985	*	Biogen Idec, Inc	33,992
74,076		Bristol-Myers Squibb Co	1,885,975
3,489		Cabot Corp	116,637
2,000	*	Celanese Corp (Series A)	35,980
1,820		Clorox Co	114,642
4,830		Colgate-Palmolive Co	251,981
400	*	Dade Behring Holdings, Inc	23,572
47,140		Dow Chemical Co	2,349,929
53,986		Du Pont (E.I.) de Nemours & Co	2,766,243
4,139		Eastman Chemical Co	244,201
6,636		Engelhard Corp	199,279
200	*	Eyetech Pharmaceuticals, Inc	5,500
4,070		Gillette Co	205,454
8,322	*	Hospira, Inc	268,551
2,500	*	Huntsman Corp	58,300
1,654	*	ICOS Corp	37,149
671		International Flavors & Fragrances, Inc	26,505
1,406	*	Invitrogen Corp	97,295
12,804	*	King Pharmaceuticals, Inc	106,401
10,558		Lyondell Chemical Co	294,779
66,438		Merck & Co, Inc	2,150,598
7,359	*	Millennium Pharmaceuticals, Inc	61,963
14,261		Monsanto Co	919,834
1,700	*	Nalco Holding Co	32,011
9,256		PPG Industries, Inc	661,989
12,406		Praxair, Inc	593,751
12,164		Procter & Gamble Co	644,692
4,469	*	Protein Design Labs, Inc	71,459
8,735		Rohm & Haas Co	419,280
6,151		RPM International, Inc	112,440
930	*	Scotts Miracle-Gro Co (Class A)	65,314
5,846		Sherwin-Williams Co	257,166
2,898		Sigma-Aldrich Corp	177,503
2,782		Valspar Corp	129,474
4,188	*	Watson Pharmaceuticals, Inc	128,697
33,569		Wyeth	1,415,940

		TOTAL CHEMICALS AND ALLIED PRODUCTS	17,771,092

COAL MINING - 0.19%
2,071		Arch Coal, Inc	89,074
1,885		Consol Energy, Inc	88,633
4,132		Massey Energy Co	165,445
6,882		Peabody Energy Corp	319,049

		TOTAL COAL MINING	662,201

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

COMMUNICATIONS - 7.16%
16,565		Alltel Corp	$908,590
11,688	*	American Tower Corp (Class A)	213,072
42,723		AT&T Corp	801,056
99,028		BellSouth Corp	2,603,446
1,135	*	Cablevision Systems Corp (Class A)	31,837
7,461		CenturyTel, Inc	245,019
1,443	*	Citadel Broadcasting Corp	19,812
14,918		Clear Channel Communications, Inc	514,223
102,624	*	Comcast Corp (Class A)	3,466,639
13,100	*	Comcast Corp (Special Class A)	437,540
988	*	Cox Radio, Inc (Class A)	16,608
5,031	*	Crown Castle International Corp	80,798
3,918	*	DIRECTV Group, Inc	56,498
925	*	Entercom Communications Corp	32,856
2,317	*	Foundry Networks, Inc	22,938
1,700		Hearst-Argyle Television, Inc	43,350
9,419	*	IAC/InterActiveCorp	209,761
3,244	*	Liberty Media International, Inc	141,893
230,629	*	Lucent Technologies, Inc	634,230
3,674	*	NTL, Inc	233,924
79,604	*	Qwest Communications International, Inc	294,535
2,448	*	Radio One, Inc (Class D)	36,108
178,801		SBC Communications, Inc	4,235,796
59,785		Sprint Corp	1,360,109
1,528		Telephone & Data Systems, Inc	124,685
389	*	U.S. Cellular Corp	17,750
4,174	*	UnitedGlobalcom, Inc (Class A)	39,486
4,879	*	Univision Communications, Inc (Class A)	135,099
149,538		Verizon Communications, Inc	5,308,599
60,378		Viacom, Inc (Class B)	2,102,966
300	*	West Corp	9,600

		TOTAL COMMUNICATIONS	24,378,823

DEPOSITORY INSTITUTIONS - 17.14%
18,929		AmSouth Bancorp	491,208
6,818		Associated Banc-Corp	212,926
6,158		Astoria Financial Corp	155,797
220,080		Bank of America Corp	9,705,528
2,822		Bank of Hawaii Corp	127,724
36,246		Bank of New York Co, Inc	1,052,946
29,836		BB&T Corp	1,165,991
1,021	*	BOK Financial Corp	41,534
1,089		Capitol Federal Financial	37,723
279,150		Citigroup, Inc	12,545,001
2,254		City National Corp	157,374
7,608		Colonial Bancgroup, Inc	156,116
9,355		Comerica, Inc	515,273
3,230		Commerce Bancshares, Inc	155,686
6,560		Compass Bancshares, Inc	297,824
2,758		Cullen/Frost Bankers, Inc	124,524

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

4,935		Fifth Third Bancorp	$212,106
6,810		First Horizon National Corp	277,780
4,538		FirstMerit Corp	121,437
6,479		Fulton Financial Corp	141,177
9,208		Golden West Financial Corp	557,084
8,348		Hibernia Corp (Class A)	267,219
2,363		Hudson United Bancorp	83,296
12,551		Huntington Bancshares, Inc	299,969
4,308		Independence Community Bank Corp	168,012
1,750		IndyMac Bancorp, Inc	59,500
1,741		International Bancshares Corp	60,360
192,341		JPMorgan Chase & Co	6,654,999
22,067		KeyCorp	716,074
4,139		M & T Bank Corp	422,426
11,915		Marshall & Ilsley Corp	497,451
15,808		Mellon Financial Corp	451,160
4,282		Mercantile Bankshares Corp	217,783
30,400		National City Corp	1,018,400
14,094		New York Community Bancorp, Inc	255,947
18,640		North Fork Bancorp, Inc	517,074
7,482		Northern Trust Corp	325,018
2,156		People's Bank	88,288
15,138		PNC Financial Services Group, Inc	779,304
24,777		Regions Financial Corp	802,775
5,524		Sky Financial Group, Inc	148,154
3,662		South Financial Group, Inc	111,837
19,856		Sovereign Bancorp, Inc	440,009
9,273		State Street Corp	405,416
17,689		SunTrust Banks, Inc	1,274,846
5,181		Synovus Financial Corp	144,343
810		TCF Financial Corp	21,992
4,878	*	TD Banknorth, Inc	152,389
93,287		U.S. Bancorp	2,688,531
2,999		UnionBanCal Corp	183,689
4,918		Valley National Bancorp	126,786
2,688		W Holding Co, Inc	27,068
86,788		Wachovia Corp	4,418,377
4,745		Washington Federal, Inc	110,606
2,948		Webster Financial Corp	133,869
91,112		Wells Fargo & Co	5,448,498
2,257		Whitney Holding Corp	100,459
3,722		Wilmington Trust Corp	130,642
4,876		Zions Bancorp	336,542

		TOTAL DEPOSITORY INSTITUTIONS	58,341,867

EATING AND DRINKING PLACES - 0.73%
400	*	Brinker International, Inc	14,488
4,755		Darden Restaurants, Inc	145,883
67,949		McDonald's Corp	2,115,932
308		Outback Steakhouse, Inc	14,103
5,311		Wendy's International, Inc	207,342

		TOTAL EATING AND DRINKING PLACES	2,497,748

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

EDUCATIONAL SERVICES - 0.01%
500	*	Laureate Education, Inc	$21,395

		TOTAL EDUCATIONAL SERVICES	21,395

ELECTRIC, GAS, AND SANITARY SERVICES - 6.88%
3,980		AGL Resources, Inc	139,021
5,853	*	Allegheny Energy, Inc	120,923
1,667		Allete, Inc	69,764
6,025		Alliant Energy Corp	161,350
8,699	*	Allied Waste Industries, Inc	63,590
10,598		Ameren Corp	519,408
21,232		American Electric Power Co, Inc	723,162
4,940		Aqua America, Inc	120,338
14,644		Centerpoint Energy, Inc	176,167
10,174		Cinergy Corp	412,251
18,071		Citizens Communications Co	233,839
13,100		Consolidated Edison, Inc	552,558
9,074		Constellation Energy Group, Inc	469,126
18,454		Dominion Resources, Inc	1,373,531
6,753		DPL, Inc	168,825
9,324		DTE Energy Co	424,056
49,384		Duke Energy Corp	1,383,246
15,125	*	Dynegy, Inc (Class A)	59,139
17,482		Edison International	606,975
34,441		El Paso Corp	364,386
7,906		Energy East Corp	207,295
11,599		Entergy Corp	819,585
3,364		Equitable Resources, Inc	193,228
35,558		Exelon Corp	1,631,757
17,859		FirstEnergy Corp	749,185
19,816		FPL Group, Inc	795,612
3,987		Great Plains Energy, Inc	121,922
4,280		Hawaiian Electric Industries, Inc	109,226
8,725		KeySpan Corp	340,013
4,326		Kinder Morgan, Inc	327,478
6,273		MDU Resources Group, Inc	173,260
3,922		National Fuel Gas Co	112,130
14,175		NiSource, Inc	323,048
7,055		Northeast Utilities	135,950
4,290	*	NRG Energy, Inc	146,504
2,886		NSTAR	156,710
4,673		OGE Energy Corp	125,937
5,463		Oneok, Inc	168,370
10,113		Pepco Holdings, Inc	212,272
21,402		PG&E Corp	729,808
4,946		Pinnacle West Capital Corp	210,254
10,155		PPL Corp	548,268
13,380		Progress Energy, Inc	561,291
12,700		Public Service Enterprise Group, Inc	690,753
5,545		Puget Energy, Inc	122,212
4,437		Questar Corp	262,892
15,903	*	Reliant Resources, Inc	180,976

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

8,426		Republic Services, Inc	$282,102
6,061		SCANA Corp	231,651
10,998		Sempra Energy	438,160
39,634		Southern Co	1,261,550
10,782		TECO Energy, Inc	169,062
12,993		TXU Corp	1,034,633
2,688		UGI Corp	122,089
4,075		Vectren Corp	108,558
4,552		Westar Energy, Inc	98,505
2,768		Western Gas Resources, Inc	95,358
29,927		Williams Cos, Inc	562,927
6,362		Wisconsin Energy Corp	225,851
2,003		WPS Resources Corp	105,999
21,414		Xcel Energy, Inc	367,893

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	23,401,929

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.53%
9,571	*	Advanced Micro Devices, Inc	154,285
4,252		American Power Conversion Corp	111,020
954		Ametek, Inc	38,398
11,234	*	Applied Micro Circuits Corp	36,960
1,484		AVX Corp	18,179
30,570	*	CIENA Corp	52,580
4,604	*	Comverse Technology, Inc	116,113
14,138	*	Conexant Systems, Inc	21,207
18,072		Emerson Electric Co	1,173,415
2,203	*	Energizer Holdings, Inc	131,739
3,028	*	Fairchild Semiconductor International, Inc	46,419
3,700	*	Freescale Semiconductor, Inc (Class B)	63,825
8,283	*	Gemstar-TV Guide International, Inc	36,031
503,681		General Electric Co	18,162,737
2,508		Harris Corp	81,886
3,228		Hubbell, Inc (Class B)	164,951
622	*	International Rectifier Corp	28,301
3,800		Intersil Corp (Class A)	65,816
2,678		L-3 Communications Holdings, Inc	190,192
11,867	*	LSI Logic Corp	66,336
2,109		Maytag Corp	29,463
16,481	*	Micron Technology, Inc	170,414
1,172		Molex, Inc	30,894
1,821	*	Novellus Systems, Inc	48,675
1,711	*	Polycom, Inc	29,001
746	*	QLogic Corp	30,213
14,155	*	Sanmina-SCI Corp	73,889
8,210		Scientific-Atlanta, Inc	231,686
71,214	*	Sirius Satellite Radio, Inc	400,223
14,566	*	Tellabs, Inc	106,332
600	*	UTStarcom, Inc	6,570
6,153	*	Vishay Intertechnology, Inc	76,482
3,681		Whirlpool Corp	249,314

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	22,243,546

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

ENGINEERING AND MANAGEMENT SERVICES - 0.07%
7,239	*	BearingPoint, Inc	$63,486
2,698		Fluor Corp	149,550
628	*	Jacobs Engineering Group, Inc	32,606

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	245,642

FABRICATED METAL PRODUCTS - 0.44%
690	*	Alliant Techsystems, Inc	49,300
2,998		Ball Corp	124,357
2,868		Crane Co	82,570
1,358		Harsco Corp	80,950
802		Illinois Tool Works, Inc	71,803
23,486		Masco Corp	814,260
3,086		Snap-On, Inc	98,104
3,728		Stanley Works	168,767

		TOTAL FABRICATED METAL PRODUCTS	1,490,111

FOOD AND KINDRED PRODUCTS - 2.08%
4,050		Anheuser-Busch Cos, Inc	191,929
31,300		Archer Daniels Midland Co	769,354
6,225		Campbell Soup Co	180,650
12,116		Coca-Cola Co	504,874
12,530		Coca-Cola Enterprises, Inc	257,116
28,362		Conagra Foods, Inc	766,341
4,912	*	Constellation Brands, Inc (Class A)	259,697
8,109	*	Dean Foods Co	278,139
9,872	*	Del Monte Foods Co	107,111
15,576		General Mills, Inc	765,560
9,394		H.J. Heinz Co	346,075
2,012		Hershey Foods Corp	121,645
3,982		Hormel Foods Corp	123,880
3,126		J.M. Smucker Co	157,238
5,729		Kellogg Co	247,894
14,488		Kraft Foods, Inc (Class A)	478,828
1,803		McCormick & Co, Inc (Non-Vote)	62,077
2,080		Molson Coors Brewing Co (Class B)	160,514
715		Pepsi Bottling Group, Inc	19,913
3,993		PepsiAmericas Inc	90,481
4,865		PepsiCo, Inc	257,991
850		Pilgrim's Pride Corp	30,362
21,855		Sara Lee Corp	484,307
4,543	*	Smithfield Foods, Inc	143,332
1,427		Tootsie Roll Industries, Inc	42,810
11,681		Tyson Foods, Inc (Class A)	194,839
523		Wrigley (Wm.) Jr Co	34,293

		TOTAL FOOD AND KINDRED PRODUCTS	7,077,250

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

FOOD STORES - 0.44%
19,716		Albertson's, Inc	$407,136
39,597	*	Kroger Co	634,740
24,208	*	Safeway, Inc	448,574

		TOTAL FOOD STORES	1,490,450

FORESTRY - 0.26%
12,890		Weyerhaeuser Co	882,965

		TOTAL FORESTRY	882,965

FURNITURE AND FIXTURES - 0.31%
2,329		Hillenbrand Industries, Inc	129,190
7,683		Johnson Controls, Inc	428,404
6,356		Leggett & Platt, Inc	183,561
13,528		Newell Rubbermaid, Inc	296,804

		TOTAL FURNITURE AND FIXTURES	1,037,959

FURNITURE AND HOMEFURNISHINGS STORES - 0.10%
8,757		Circuit City Stores, Inc (Circuit City Group)	140,550
206	*	GameStop Corp (Class B)	4,594
1,360	*	Mohawk Industries, Inc	114,648
2,488		Pier 1 Imports, Inc	45,356
2,900		Steelcase, Inc (Class A)	40,020

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	345,168

GENERAL BUILDING CONTRACTORS - 0.46%
3,395		Centex Corp	194,432
7,518		D.R. Horton, Inc	219,826
482	*	Hovnanian Enterprises, Inc (Class A)	24,582
1,844		KB Home	216,596
3,855		Lennar Corp (Class A)	218,501
260		Lennar Corp (Class B)	13,705
688		MDC Holdings, Inc	47,919
3,229		Pulte Homes, Inc	237,751
2,232		Ryland Group, Inc	138,429
1,735		Standard-Pacific Corp	125,250
1,488	*	Toll Brothers, Inc	117,329

		TOTAL GENERAL BUILDING CONTRACTORS	1,554,320

GENERAL MERCHANDISE STORES - 1.01%
3,877	*	Big Lots, Inc	46,602
3,695	*	BJ's Wholesale Club, Inc	114,767
200	*	Cabela's, Inc	4,126
23,074		Costco Wholesale Corp	1,019,409
3,370		Dillard's, Inc (Class A)	90,653
9,024		Federated Department Stores, Inc	574,287
13,061		J.C. Penney Co, Inc	678,127

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

15,564		May Department Stores Co	$576,179
2,367		Neiman Marcus Group, Inc (Class A)	216,604
6,849		Saks, Inc	123,625

		TOTAL GENERAL MERCHANDISE STORES	3,444,379

HEALTH SERVICES - 0.65%
10,662	*	Caremark Rx, Inc	424,134
1,888	*	Community Health Systems, Inc	65,910
13,804		HCA, Inc	739,480
1,600		Health Management Associates, Inc (Class A)	41,888
417	*	Laboratory Corp of America Holdings	20,100
1,096		Manor Care, Inc	39,851
8,206	*	Medco Health Solutions, Inc	406,771
24,910	*	Tenet Healthcare Corp	287,212
2,673	*	Triad Hospitals, Inc	133,917
1,274		Universal Health Services, Inc (Class B)	66,758

		TOTAL HEALTH SERVICES	2,226,021

HOLDING AND OTHER INVESTMENT OFFICES - 4.60%
7,004		Allied Capital Corp	182,804
4,302	AMB Property Corp	162,616
6,348	Annaly Mortgage Management, Inc	119,088
5,045	Apartment Investment & Management Co (Class A)	187,674
10,487	Archstone-Smith Trust	357,712
3,455	Arden Realty, Inc	116,952
3,845	AvalonBay Communities, Inc	257,192
4,390	Boston Properties, Inc	264,410
2,760	BRE Properties, Inc (Class A)	97,428
2,727	Camden Property Trust	128,251
791	CBL & Associates Properties, Inc	56,564
2,572	Centerpoint Properties Trust	105,452
4,255	Crescent Real Estate Equities Co	69,527
10	Cross Timbers Royalty Trust	391
5,704	Developers Diversified Realty Corp	226,734
7,559	Duke Realty Corp	225,636
21,713	Equity Office Properties Trust	654,213
15,068	Equity Residential	485,340
2,713	Federal Realty Investment Trust	131,173
800	Fremont General Corp	17,592
3,653	Friedman Billings Ramsey Group, Inc	57,973
11,025	General Growth Properties, Inc	375,952
6,968	Health Care Property Investors, Inc	163,539
2,866	Health Care REIT, Inc	91,712
3,689	Hospitality Properties Trust	148,962
18,665	Host Marriott Corp	309,092
10,477	HRPT Properties Trust	124,781
64,801	iShares Russell 1000 Value Index Fund	4,264,554
5,845	iStar Financial, Inc	240,697
5,213	Kimco Realty Corp	280,981
4,458	Liberty Property Trust	174,085

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

3,076		Macerich Co	$163,889
3,172		Mack-Cali Realty Corp	134,334
1,742		Mills Corp	92,152
5,242		New Plan Excel Realty Trust	131,627
2,245		Pan Pacific Retail Properties, Inc	127,404
9,802		Plum Creek Timber Co, Inc	349,931
14,272		Popular, Inc	347,095
9,736		Prologis	361,206
4,407		Public Storage, Inc	250,935
4,180		Reckson Associates Realty Corp	128,326
1,486		Regency Centers Corp	70,778
2,582		Shurgard Storage Centers, Inc (Class A)	105,810
8,910		Simon Property Group, Inc	539,768
2,182		SL Green Realty Corp	122,672
4,917		Thornburg Mortgage, Inc	137,873
4,716		Trizec Properties, Inc	89,604
7,289		United Dominion Realty Trust, Inc	152,121
2,082		Ventas, Inc	51,967
5,092		Vornado Realty Trust	352,723
46,880		Washington Mutual, Inc	1,851,760
376		Weingarten Realty Investors	12,976

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	15,654,028

HOTELS AND OTHER LODGING PLACES - 0.23%
3,125		Hilton Hotels Corp	69,844
300	*	Las Vegas Sands Corp	13,500
1,252		Marriott International, Inc (Class A)	83,709
2,571	*	MGM Mirage	182,078
7,129		Starwood Hotels & Resorts Worldwide, Inc	427,954

		TOTAL HOTELS AND OTHER LODGING PLACES	777,085

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.71%
5,025	*	AGCO Corp	91,706
21,616	*	Apple Computer, Inc	900,739
300	*	Avocent Corp	7,698
500		Black & Decker Corp	39,495
636		Briggs & Stratton Corp	23,157
4,342		Caterpillar, Inc	397,032
2,269	*	Cooper Cameron Corp	129,810
2,144		Cummins, Inc	150,830
7,784		Deere & Co	522,540
3,843		Diebold, Inc	210,789
2,158		Dover Corp	81,551
8,068		Eaton Corp	527,647
26,185	*	EMC Corp	322,599
156,568		Hewlett-Packard Co	3,435,102
30,460		International Business Machines Corp	2,783,435
3,160		ITT Industries, Inc	285,158
8,212	*	Maxtor Corp	43,688
5,395	*	National Oilwell Varco, Inc	251,947

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

6,062		Pall Corp	$164,401
6,397		Parker Hannifin Corp	389,705
5,328		Pentair, Inc	207,792
5,507		Pitney Bowes, Inc	248,476
3,507		Rockwell Automation, Inc	198,636
1,400	*	Sandisk Corp	38,920
3,897		SPX Corp	168,662
4,509	*	Storage Technology Corp	138,877
1,751		Timken Co	47,872
8,036	*	Western Digital Corp	102,459
46,766	*	Xerox Corp	708,505

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	12,619,228

INSTRUMENTS AND RELATED PRODUCTS - 0.65%
2,410	*	Agilent Technologies, Inc	53,502
10,701		Applera Corp (Applied Biosystems Group)	211,238
1,053		Bausch & Lomb, Inc	77,185
3,112		Baxter International, Inc	105,746
15,427		Eastman Kodak Co	502,149
938	*	Mettler-Toledo International, Inc	44,555
3,211		PerkinElmer, Inc	66,243
24,234		Raytheon Co	937,856
200		Roper Industries, Inc	13,100
577		Tektronix, Inc	14,154
1,948		Teleflex, Inc	99,699
3,771	*	Thermo Electron Corp	95,368

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,220,795

INSURANCE AGENTS, BROKERS AND SERVICE - 0.11%
16,865		AON Corp	385,197
200		Gallagher (Arthur J.) & Co	5,760

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	390,957

INSURANCE CARRIERS - 6.19%
11,362		Aetna, Inc	851,582
2,699		Aflac, Inc	100,565
222	*	Alleghany Corp	61,494
2,892	*	Allmerica Financial Corp	103,967
37,839		Allstate Corp	2,045,576
4,432		Ambac Financial Group, Inc	331,292
2,056		American Financial Group, Inc	63,325
41,105		American International Group, Inc	2,277,628
402		American National Insurance Co	42,572
4,269		Assurant, Inc	143,865
3,559		Berkley (W.R.) Corp	176,526
10,246		Chubb Corp	812,200
7,207		Cigna Corp	643,585
7,994		Cincinnati Financial Corp	348,618

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

1,629	*	CNA Financial Corp	$45,710
8,055	*	Conseco, Inc	164,483
1,448		Erie Indemnity Co (Class A)	75,470
8,567		Fidelity National Financial, Inc	282,197
4,166		First American Corp	137,228
6,647		Genworth Financial, Inc	182,925
15,753		Hartford Financial Services Group, Inc	1,080,026
2,618		HCC Insurance Holdings, Inc	94,667
6,121	*	Health Net, Inc	200,218
8,804	*	Humana, Inc	281,200
7,642		Jefferson-Pilot Corp	374,840
4,276		Leucadia National Corp	146,881
9,379		Lincoln National Corp	423,368
7,982		Loews Corp	586,996
350	*	Markel Corp	120,824
7,776		MBIA, Inc	406,529
1,397		Mercury General Corp	77,198
21,595		MetLife, Inc	844,365
5,268		MGIC Investment Corp	324,878
3,044		Nationwide Financial Services, Inc (Class A)	109,280
700		Odyssey Re Holdings Corp	17,528
9,791		Old Republic International Corp	228,032
3,587	*	Pacificare Health Systems, Inc	204,172
5,162		PMI Group, Inc	196,208
16,299		Principal Financial Group	627,349
9,058		Progressive Corp	831,162
3,679		Protective Life Corp	144,585
23,628		Prudential Financial, Inc	1,356,247
3,234		Radian Group, Inc	154,391
1,671		Reinsurance Group of America, Inc	71,151
6,817		Safeco Corp	332,056
35,868		St. Paul Travelers Cos, Inc	1,317,432
1,544		Stancorp Financial Group, Inc	130,900
5,859		Torchmark Corp	305,840
1,288		Transatlantic Holdings, Inc	85,291
1,464		Unitrin, Inc	66,466
15,851		UnumProvident Corp	269,784
859	*	WellChoice, Inc	45,793
5,526	*	WellPoint, Inc	692,684
80		Wesco Financial Corp	30,798

		TOTAL INSURANCE CARRIERS	21,069,947

LUMBER AND WOOD PRODUCTS - 0.18%
13,654		Georgia-Pacific Corp	484,580
2,630		Rayonier, Inc	130,264

		TOTAL LUMBER AND WOOD PRODUCTS	614,844

METAL MINING - 0.26%
7,895		Newmont Mining Corp	333,564
5,048		Phelps Dodge Corp	513,533
400		Southern Peru Copper Corp	22,184

		TOTAL METAL MINING	869,281

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.14%
489		Fortune Brands, Inc	$39,428
8,195		Hasbro, Inc	167,588
12,759		Mattel, Inc	272,405

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	479,421

MISCELLANEOUS RETAIL - 0.76%
2,593	*	Barnes & Noble, Inc	89,433
136		Blockbuster, Inc (Class B)	1,137
4,271		Borders Group, Inc	113,694
18,935		CVS Corp	996,360
16,742	*	Office Depot, Inc	371,338
991		Omnicare, Inc	35,131
2,013	*	Rite Aid Corp	7,971
4,944	*	Sears Holdings Corp	658,392
11,467	*	Toys 'R' Us, Inc	295,390

		TOTAL MISCELLANEOUS RETAIL	2,568,846

MOTION PICTURES - 1.92%
6,712		Blockbuster, Inc (Class A)	59,267
800	*	DreamWorks Animation SKG, Inc (Class A)	32,568
75,602	*	Liberty Media Corp (Class A)	783,993
2,021		Metro-Goldwyn-Mayer, Inc	24,151
1,700		Regal Entertainment Group (Class A)	35,751
192,278	*	Time Warner, Inc	3,374,479
77,832		Walt Disney Co	2,236,113

		TOTAL MOTION PICTURES	6,546,322

NONDEPOSITORY INSTITUTIONS - 1.42%
3,027		American Capital Strategies Ltd	95,078
8,442	*	AmeriCredit Corp	197,881
3,625		Capital One Financial Corp	271,041
11,382		CIT Group, Inc	432,516
30,064		Countrywide Financial Corp	975,877
34,169		Freddie Mac	2,159,481
16,309		MBNA Corp	400,386
11,265	*	Providian Financial Corp	193,307
276		Student Loan Corp	57,687
785		Westcorp	33,166
200	*	WFS Financial, Inc	8,630

		TOTAL NONDEPOSITORY INSTITUTIONS	4,825,050

NONMETALLIC MINERALS, EXCEPT FUELS - 0.09%
5,468		Vulcan Materials Co	310,746

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	310,746

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

OIL AND GAS EXTRACTION - 3.02%
12,838		Anadarko Petroleum Corp	$976,972
17,510		Apache Corp	1,072,137
18,766		Burlington Resources, Inc	939,614
16,779		Chesapeake Energy Corp	368,131
25,782		Devon Energy Corp	1,231,091
1,695		Diamond Offshore Drilling, Inc	84,581
3,549		ENSCO International, Inc	133,655
12,604		EOG Resources, Inc	614,319
7,678		Kerr-McGee Corp	601,418
18,562		Marathon Oil Corp	870,929
1,723	*	Newfield Exploration Co	127,950
3,097		Noble Energy, Inc	210,658
21,052		Occidental Petroleum Corp	1,498,271
600		Patterson-UTI Energy, Inc	15,012
6,438		Pioneer Natural Resources Co	275,031
2,752		Pogo Producing Co	135,508
3,232	*	Pride International, Inc	80,283
2,738		Rowan Cos, Inc	81,948
1,784		Tidewater, Inc	69,326
14,221		Unocal Corp	877,294

		TOTAL OIL AND GAS EXTRACTION	10,264,128

PAPER AND ALLIED PRODUCTS - 1.04%
5,746		Bemis Co	178,815
2,959		Bowater, Inc	111,466
26,106		International Paper Co	960,440
15,635		Kimberly-Clark Corp	1,027,689
10,826		MeadWestvaco Corp	344,483
525		Neenah Paper, Inc	17,650
4,925		OfficeMax, Inc	164,987
3,295		Packaging Corp of America	80,036
2,703	*	Pactiv Corp	63,115
13,563	*	Smurfit-Stone Container Corp	209,820
5,212		Sonoco Products Co	150,366
2,965		Temple-Inland, Inc	215,111

		TOTAL PAPER AND ALLIED PRODUCTS	3,523,978

PERSONAL SERVICES - 0.06%
1,484		Regis Corp	60,740
18,479		Service Corp International	138,223

		TOTAL PERSONAL SERVICES	198,963

PETROLEUM AND COAL PRODUCTS - 10.14%
4,133		Amerada Hess Corp	397,636
3,769		Ashland, Inc	254,294
115,452		ChevronTexaco Corp	6,732,006
36,939		ConocoPhillips	3,983,502
353,091		ExxonMobil Corp	21,044,224

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

3,457		Lubrizol Corp	$140,492
4,418		Murphy Oil Corp	436,189
2,026		Premcor, Inc	120,912
3,825		Sunoco, Inc	395,964
13,850		Valero Energy Corp	1,014,790

		TOTAL PETROLEUM AND COAL PRODUCTS	34,520,009

PRIMARY METAL INDUSTRIES - 0.38%
16,506		Alcoa, Inc	501,617
4,930	*	Andrew Corp	57,730
900	*	International Steel Group, Inc	35,550
4,192		Nucor Corp	241,292
1,614		Precision Castparts Corp	124,294
6,131		United States Steel Corp	311,761
900		Worthington Industries, Inc	17,352

		TOTAL PRIMARY METAL INDUSTRIES	1,289,596

PRINTING AND PUBLISHING - 0.75%
2,146		Belo (A.H.) Corp Series A	51,804
900		Dex Media, Inc	18,585
13,695		Gannett Co, Inc	1,083,001
446		Harte-Hanks, Inc	12,292
3,481		Knight Ridder, Inc	234,097
2,427		Lee Enterprises, Inc	105,332
1,031		McClatchy Co (Class A)	76,459
700		Media General, Inc (Class A)	43,295
649		New York Times Co (Class A)	23,740
11,666		R.R. Donnelley & Sons Co	368,879
13,336		Tribune Co	531,706

		TOTAL PRINTING AND PUBLISHING	2,549,190

RAILROAD TRANSPORTATION - 0.98%
13,834	*	ADC Telecommunications, Inc	27,530
19,966		Burlington Northern Santa Fe Corp	1,076,766
11,674		CSX Corp	486,222
21,048		Norfolk Southern Corp	779,828
13,925		Union Pacific Corp	970,573

		TOTAL RAILROAD TRANSPORTATION	3,340,919

REAL ESTATE - 0.03%
1,743		Forest City Enterprises, Inc (Class A)	111,203

		TOTAL REAL ESTATE	111,203

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.04%
2,469		Reebok International Ltd	109,376
687	*	Sealed Air Corp	35,683

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	145,059

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

SECURITY AND COMMODITY BROKERS - 3.25%
4,345		A.G. Edwards, Inc	$194,656
6,142		Bear Stearns Cos, Inc	613,586
6,694		Charles Schwab Corp	70,354
8,394	*	E*Trade Financial Corp	100,728
400		Federated Investors, Inc (Class B)	11,324
7,647		Franklin Resources, Inc	524,967
16,519		Goldman Sachs Group, Inc	1,816,925
5,609	*	Instinet Group, Inc	32,981
12,750		Janus Capital Group, Inc	177,862
2,659		Jefferies Group, Inc	100,191
14,932		Lehman Brothers Holdings, Inc	1,405,997
51,671		Merrill Lynch & Co, Inc	2,924,579
51,766		Morgan Stanley	2,963,603
300		Nuveen Investments, Inc	10,296
3,246		Raymond James Financial, Inc	98,354

		TOTAL SECURITY AND COMMODITY BROKERS	11,046,403

STONE, CLAY, AND GLASS PRODUCTS - 0.13%
11,436	*	Corning, Inc	127,283
1,130		Florida Rock Industries, Inc	66,467
1,696		Lafarge North America, Inc	99,131
5,801	*	Owens-Illinois, Inc	145,837

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	438,718

TOBACCO PRODUCTS - 2.48%
110,679		Altria Group, Inc	7,237,300
3,222		Loews Corp (Carolina Group)	106,648
8,076		Reynolds American, Inc	650,845
8,909		UST, Inc	460,595

		TOTAL TOBACCO PRODUCTS	8,455,388

TRANSPORTATION BY AIR - 0.16%
4,798	*	AMR Corp	51,338
3,804		FedEx Corp	357,386
9,100		Southwest Airlines Co	129,584

		TOTAL TRANSPORTATION BY AIR	538,308

TRANSPORTATION EQUIPMENT - 3.46%
2,264		American Axle & Manufacturing Holdings, Inc	55,468
5,010		Autoliv, Inc	238,726
5,676		Boeing Co	331,819
2,065		Brunswick Corp	96,745
7,969		Dana Corp	101,923
25,329		Delphi Corp	113,474
94,663		Ford Motor Co	1,072,532
8,991		General Dynamics Corp	962,487
24,869		General Motors Corp	730,900
9,333		Genuine Parts Co	405,892

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

6,286		Goodrich Corp	$240,691
46,242		Honeywell International, Inc	1,720,665
20,227		Lockheed Martin Corp	1,235,061
1,522	*	Navistar International Corp	55,401
19,356		Northrop Grumman Corp	1,044,837
200		Oshkosh Truck Corp	16,398
9,464		Paccar, Inc	685,099
6,335		Textron, Inc	472,718
1,551	*	TRW Automotive Holdings Corp	30,136
500		United Defense Industries, Inc	36,710
21,043		United Technologies Corp	2,139,231

		TOTAL TRANSPORTATION EQUIPMENT	11,786,913

TRANSPORTATION SERVICES - 0.05%
7,371		Sabre Holdings Corp	161,277

		TOTAL TRANSPORTATION SERVICES	161,277

TRUCKING AND WAREHOUSING - 0.07%
2,015		CNF, Inc	94,282
2,596	*	Yellow Roadway Corp	151,970

		TOTAL TRUCKING AND WAREHOUSING	246,252

WHOLESALE TRADE-DURABLE GOODS - 0.39%
5,102		Adesa, Inc	119,183
6,077	*	Arrow Electronics, Inc	154,052
6,322	*	Avnet, Inc	116,451
2,294		BorgWarner, Inc	111,672
1,671		Carlisle Cos, Inc	116,586
2,194		Hughes Supply, Inc	65,271
6,319		IKON Office Solutions, Inc	62,495
5,683	*	Ingram Micro, Inc (Class A)	94,735
2,510		Martin Marietta Materials, Inc	140,359
3,097	*	Tech Data Corp	114,775
3,814		W.W. Grainger, Inc	237,498

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,333,077

WHOLESALE TRADE-NONDURABLE GOODS - 0.27%
4,362		AmerisourceBergen Corp	249,899
1,450		Brown-Forman Corp (Class B)	79,387
616	*	Henry Schein, Inc	22,077
8,546		McKesson Corp	322,612
7,285		Supervalu, Inc	242,955

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	916,930

		TOTAL COMMON STOCKS	339,971,100
		(Cost $301,656,566)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

PRINCIPAL			VALUE

SHORT-TERM INVESTMENTS - 2.84%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 2.84%
$ 9,680,000		Federal Home Loan Bank (FHLB), 2.400%, 04/01/05	$9,679,285

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	9,679,285

		TOTAL SHORT-TERM INVESTMENTS	9,679,285
		(Cost $9,680,000)

		TOTAL PORTFOLIO - 102.72%	349,659,808
		(Cost $311,342,498)

		OTHER ASSETS AND LIABILITIES, NET - (2.72%)	(9,268,810)

		NET ASSETS - 100.00%	$340,390,998

	*	Non-income producing

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
EQUITY INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.82%

AGRICULTURAL PRODUCTION-CROPS - 0.01%
156	*	Alico, Inc	$8,221
1,846		Delta & Pine Land Co	49,842
271	*	John B. Sanfilippo & Son	6,661

		TOTAL AGRICULTURAL PRODUCTION-CROPS	64,724

AMUSEMENT AND RECREATION SERVICES - 0.22%
2,602	*	Alliance Gaming Corp	24,953
1,322	*	Argosy Gaming Co	60,706
1,749	*	Aztar Corp	49,951
14,912	*	Caesars Entertainment, Inc	295,108
476		Churchill Downs, Inc	18,845
237		Dover Downs Gaming & Entertainment, Inc	2,951
736		Dover Motorsport, Inc	3,717
1,597	*	Gaylord Entertainment Co	64,519
5,584		Harrah's Entertainment, Inc	360,615
1,662		International Speedway Corp (Class A)	90,164
178	*	Isle of Capri Casinos, Inc	4,724
854	*	Lakes Entertainment, Inc	15,372
800	*	Life Time Fitness, Inc	21,584
1,898	*	Magna Entertainment Corp (Class A)	11,654
1,055	*	MTR Gaming Group, Inc	13,082
472	*	Multimedia Games, Inc	3,663
464	*	Nevada Gold & Casinos, Inc	5,939
3,222	*	Penn National Gaming, Inc	94,662
5,189	*	Six Flags, Inc	21,379
797		Speedway Motorsports, Inc	28,453
2,179		Station Casinos, Inc	147,191
547	*	Sunterra Corp	8,249
1,288	*	WMS Industries, Inc	36,270
614		World Wrestling Federation Entertainment, Inc	7,368

		TOTAL AMUSEMENT AND RECREATION SERVICES	1,391,119

APPAREL AND ACCESSORY STORES - 0.66%
4,324		Abercrombie & Fitch Co (Class A)	247,506
2,748	*	Aeropostale, Inc	89,997
5,320		American Eagle Outfitters, Inc	157,206
3,264	*	AnnTaylor Stores Corp	83,526
512		Bebe Stores, Inc	17,382
350		Buckle, Inc	12,218
443		Burlington Coat Factory Warehouse Corp	12,714
594	*	Cache, Inc	8,049
409	*	Carter's, Inc	16,258
1,531	*	Casual Male Retail Group, Inc	9,936
713		Cato Corp (Class A)	22,994
1,066	*	Charlotte Russe Holding, Inc	13,773
5,664	*	Charming Shoppes, Inc	46,048

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

8,730	*	Chico's FAS, Inc	$246,710
854	*	Children's Place Retail Stores, Inc	40,779
1,609		Christopher & Banks Corp	28,318
4,358		Claire's Stores, Inc	100,408
195		Deb Shops, Inc	5,503
1,172	*	Dress Barn, Inc	21,354
1,258		Finish Line, Inc (Class A)	29,123
7,621		Foot Locker, Inc	223,295
30,154		Gap, Inc	658,563
856	*	Genesco, Inc	24,328
1,741		Goody's Family Clothing, Inc	15,721
1,406	*	Gymboree Corp	17,631
2,290	*	Hot Topic, Inc	50,037
906	*	Jo-Ann Stores, Inc	25,450
521	*	JOS A. Bank Clothiers, Inc	15,265
17,331		Limited Brands, Inc	421,143
300	*	New York & Co, Inc	6,021
5,347		Nordstrom, Inc	296,117
542		Oshkosh B'gosh, Inc (Class A)	16,531
3,870	*	Pacific Sunwear of California, Inc	108,283
2,355	*	Payless Shoesource, Inc	37,185
7,314		Ross Stores, Inc	213,130
340	*	Shoe Carnival, Inc	5,950
766	*	Stage Stores, Inc	29,407
1,309		Talbots, Inc	41,862
24,100		TJX Cos, Inc	593,583
1,744	*	Too, Inc	43,049
2,368	*	Urban Outfitters, Inc	113,593

		TOTAL APPAREL AND ACCESSORY STORES	4,165,946

APPAREL AND OTHER TEXTILE PRODUCTS - 0.17%
2,384	*	Collins & Aikman Corp	2,932
862	*	Columbia Sportswear Co	45,884
851	*	DHB Industries, Inc	7,489
827	*	Guess?, Inc	11,330
2,723	*	Hartmarx Corp	25,978
6,149		Jones Apparel Group, Inc	205,930
1,384		Kellwood Co	39,845
5,440		Liz Claiborne, Inc	218,307
468		Oxford Industries, Inc	17,124
1,115		Phillips-Van Heusen Corp	29,704
2,408		Polo Ralph Lauren Corp	93,431
2,813	*	Quiksilver, Inc	81,661
4,159		VF Corp	245,963
1,656	*	Warnaco Group, Inc	39,810

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,065,388

AUTO REPAIR, SERVICES AND PARKING - 0.07%
579	*	Amerco, Inc	26,808
890		Central Parking Corp	15,290
870	*	Dollar Thrifty Automotive Group, Inc	28,519
455	*	Exide Technologies	5,869
3,362		Lear Corp	149,138
911	*	Midas, Inc	20,798

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

529	*	Monro Muffler Brake, Inc	$13,653
2,479	*	PHH Corp	54,216
3,274		Ryder System, Inc	136,526

		TOTAL AUTO REPAIR, SERVICES AND PARKING	450,817

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.17%
3,644	*	Advance Auto Parts	183,840
206	*	America's Car Mart, Inc	7,222
831	*	Asbury Automotive Group, Inc	12,797
8,525	*	Autonation, Inc	161,464
2,734	*	Autozone, Inc	234,304
5,061	*	Carmax, Inc	159,422
3,218	*	Copart, Inc	75,816
1,794	*	CSK Auto Corp	31,664
611	*	Group 1 Automotive, Inc	16,069
584		Lithia Motors, Inc (Class A)	14,956
303	*	MarineMax, Inc	9,448
2,462	*	O'Reilly Automotive, Inc	121,943
1,240		Sonic Automotive, Inc	28,160
568		United Auto Group, Inc	15,807
304	*	West Marine, Inc	6,463

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,079,375

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.07%
545		Building Materials Holding Corp	24,242
919	*	Central Garden & Pet Co	40,307
3,113		Fastenal Co	172,180
109,001		Home Depot, Inc	4,168,198
5,369		Louisiana-Pacific Corp	134,977
38,171		Lowe's Cos	2,179,182

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	6,719,086

BUSINESS SERVICES - 6.62%
1,635	*	@Road, Inc	6,704
1,352	*	24/7 Real Media, Inc	4,394
21,178	*	3Com Corp	75,394
1,526		Aaron Rents, Inc	30,520
1,869		ABM Industries, Inc	35,941
1,745	*	ActivCard Corp	11,081
8,788	*	Activision, Inc	130,062
3,218	*	Actuate Corp	7,723
3,987		Acxiom Corp	83,448
1,100		Administaff, Inc	16,060
11,643		Adobe Systems, Inc	782,060
1,001	*	Advent Software, Inc	18,198
1,647		Advo, Inc	61,680
5,998	*	Affiliated Computer Services, Inc (Class A)	319,334
3,249	*	Agile Software Corp	23,653
5,805	*	Akamai Technologies, Inc	73,898
2,395	*	Alliance Data Systems Corp	96,758
1,193	*	Altiris, Inc	28,453
329	*	Ansoft Corp	8,876

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,622	*	Ansys, Inc	$55,489
1,577	*	Anteon International Corp	61,393
2,653	*	Aquantive, Inc	29,369
1,222		Arbitron, Inc	52,424
3,307	*	Ariba, Inc	25,662
1,676	*	Armor Holdings, Inc	62,163
2,422	*	Ascential Software Corp	44,880
2,196	*	Asiainfo Holdings, Inc	11,024
3,274	*	Ask Jeeves, Inc	91,934
2,474	*	Aspect Communications Corp	25,754
2,330	*	Aspen Technology, Inc	13,234
489	*	Asset Acceptance Capital Corp	9,330
340	*	Atari, Inc	1,074
2,383	*	Autobytel, Inc	12,010
11,392	*	Autodesk, Inc	339,026
28,711		Automatic Data Processing, Inc	1,290,559
17,746	*	BEA Systems, Inc	141,436
5,885	*	Bisys Group, Inc	92,277
900		Blackbaud, Inc	11,340
1,300	*	Blackboard, Inc	22,672
558	*	Blue Coat Systems, Inc	13,113
10,942	*	BMC Software, Inc	164,130
4,524	*	Borland Software Corp	36,735
1,882		Brady Corp (Class A)	60,883
3,144		Brink's Co	108,782
12,669	*	Brocade Communications Systems, Inc	75,000
1,612	*	CACI International, Inc (Class A)	89,031
13,267	*	Cadence Design Systems, Inc	198,342
1,999	*	Captaris, Inc	8,096
1,258	*	Carreker Corp	7,057
2,944		Catalina Marketing Corp	76,250
415	*	CCC Information Services Group, Inc	9,483
49,480		Cendant Corp	1,016,319
7,198	*	Ceridian Corp	122,726
1,489	*	Cerner Corp	78,187
3,259		Certegy, Inc	112,827
4,005	*	Checkfree Corp	163,244
4,333	*	ChoicePoint, Inc	173,797
4,459	*	Chordiant Software, Inc	7,447
2,298	*	Ciber, Inc	16,706
8,286	*	Citrix Systems, Inc	197,373
21,314	*	CMGI, Inc	44,333
7,132	*	CNET Networks, Inc	67,335
1,100	*	Cogent, Inc	27,698
6,442	*	Cognizant Technology Solutions Corp	297,620
22,573		Computer Associates International, Inc	611,728
156		Computer Programs & Systems, Inc	4,380
9,198	*	Computer Sciences Corp	421,728
18,583	*	Compuware Corp	133,798
743	*	Concord Communications, Inc	7,519
1,628	*	Concur Technologies, Inc	13,219
7,094	*	Convergys Corp	105,913
2,018	*	Corillian Corp	7,023
873	*	CoStar Group, Inc	32,170
1,148	*	Covansys Corp	17,122
2,355	*	CSG Systems International, Inc	38,363
1,117	*	Cyberguard Corp	9,204

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,699	*	Cybersource Corp	$8,750
2,464		Deluxe Corp	98,215
2,046	*	Dendrite International, Inc	28,726
472	*	Digimarc Corp	2,903
1,982	*	Digital Insight Corp	32,505
1,183	*	Digital River, Inc	36,862
5,122	*	DoubleClick, Inc	39,439
3,698	*	DST Systems, Inc	170,774
3,251	*	Dun & Bradstreet Corp	199,774
4,226	*	E.piphany, Inc	15,002
6,516	*	Earthlink, Inc	58,653
1,544	*	Echelon Corp	10,561
2,070	*	Eclipsys Corp	32,044
889	*	eCollege.com, Inc	11,504
2,402	*	eFunds Corp	53,635
1,021	*	Electro Rent Corp	13,702
14,547	*	Electronic Arts, Inc	753,244
24,719		Electronic Data Systems Corp	510,942
1,220	*	Embarcadero Technologies, Inc	8,040
11,671	*	Enterasys Networks, Inc	16,339
3,555	*	Entrust, Inc	13,331
1,170	*	Epicor Software Corp	15,327
646	*	EPIQ Systems, Inc	8,385
6,431		Equifax, Inc	197,367
204	*	Equinix, Inc	8,637
1,498	*	eSpeed, Inc (Class A)	13,782
3,817	*	Extreme Networks, Inc	22,482
1,627	*	F5 Networks, Inc	82,147
1,700		Factset Research Systems, Inc	56,117
3,474		Fair Isaac Corp	119,645
2,055	*	Filenet Corp	46,813
1,063	*	FindWhat.com	11,023
39,355		First Data Corp	1,547,045
9,533	*	Fiserv, Inc	379,413
2,247	*	Getty Images, Inc	159,784
1,374		Gevity HR, Inc	26,271
1,000	*	Google, Inc (Class A)	180,510
314	*	Greg Manning Auctions, Inc	3,162
1,104	*	GSI Commerce, Inc	14,937
5,772		GTECH Holdings Corp	135,815
2,747	*	Harris Interactive, Inc	12,664
615		Healthcare Services Group	14,914
542	*	Heidrick & Struggles International, Inc	19,929
3,364		Henry (Jack) & Associates, Inc	60,518
5,653	*	Homestore, Inc	12,550
1,138	*	Hudson Highland Group, Inc	19,448
2,012	*	Hyperion Solutions Corp	88,749
24	*	IAC/InterActiveCorp Wts 02/04/09	501
78	*	ICT Group, Inc	879
790	*	IDX Systems Corp	27,437
416	*	iGate Corp	1,552
1,990		Imation Corp	69,153
11,433		IMS Health, Inc	278,851
876	*	Infocrossing, Inc	13,876
3,124	*	Informatica Corp	25,835
1,785	*	Infospace, Inc	72,882
2,460		infoUSA, Inc	25,855
434	*	Innovative Solutions & Support, Inc	13,780
1,687	*	Interactive Data Corp	35,005
100	*	Interchange Corp	1,014
1,490	*	Intergraph Corp	42,927

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

668	*	Internet Capital Group, Inc	$4,689
1,630	*	Internet Security Systems, Inc	29,829
20,387	*	Interpublic Group of Cos, Inc	250,352
440	*	Intersections, Inc	6,402
533	*	Intervideo, Inc	5,863
2,406	*	Interwoven, Inc	18,743
873	*	Intrado, Inc	10,738
8,664	*	Intuit, Inc	379,223
2,349	*	Ipass, Inc	14,376
653	*	iPayment, Inc	27,557
5,374	*	Iron Mountain, Inc	154,986
1,855	*	iVillage, Inc	11,297
100	*	Jamdat Mobile, Inc	1,724
1,522	*	JDA Software Group, Inc	21,369
25,706	*	Juniper Networks, Inc	567,074
273	*	Jupitermedia Corp	4,234
900	*	Kanbay International, Inc	18,414
2,503	*	Keane, Inc	32,614
890		Kelly Services, Inc (Class A)	25,623
934	*	Keynote Systems, Inc	11,087
2,488	*	Kforce, Inc	27,343
1,312	*	KFX ,Inc	17,581
1,383	*	Kinetic Concepts, Inc	82,496
500	*	Kintera, Inc	2,650
1,045	*	Korn/Ferry International	19,886
1,484	*	Kronos, Inc	75,847
1,632	*	Labor Ready, Inc	30,437
4,091	*	Lamar Advertising Co	164,826
3,158	*	Lawson Software, Inc	18,632
2,598	*	Lionbridge Technologies	14,783
5,939	*	Looksmart Ltd	5,286
3,420	*	Macromedia, Inc	114,570
2,768	*	Macrovision Corp	63,083
1,159	*	Magma Design Automation, Inc	13,757
1,678	*	Manhattan Associates, Inc	34,181
4,436		Manpower, Inc	193,055
857	*	Mantech International Corp (Class A)	19,771
3,754	*	Manugistics Group, Inc	6,307
2,280	*	MAPICS, Inc	29,024
1,157	*	Mapinfo Corp	13,930
1,000	*	Marlin Business Services, Inc	20,380
2,678	*	Matrixone, Inc	12,774
7,666	*	McAfee, Inc	172,945
990		McGrath RentCorp	23,146
849	*	Medical Staffing Network Holdings, Inc	5,612
3,720	*	Mentor Graphics Corp	50,964
4,182	*	Mercury Interactive Corp	198,143
1,870	*	Micromuse, Inc	8,471
448,197		Microsoft Corp	10,832,921
681	*	MicroStrategy, Inc	36,958
1,012	*	Midway Games, Inc	10,383
5,966	*	Mindspeed Technologies, Inc	13,304
4,312		MoneyGram International, Inc	81,454
4,974	*	Monster Worldwide, Inc	139,521
900	*	Motive, Inc	9,000
5,139	*	MPS Group, Inc	54,011
1,096	*	MRO Software, Inc	15,377
2,543		National Instruments Corp	68,788

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,300	*	NAVTEQ Corp	$99,705
882	*	NCO Group, Inc	17,243
9,358	*	NCR Corp	315,739
2,035	*	NDCHealth Corp	32,519
306	*	Neoforma, Inc	2,433
3,407	*	NETIQ Corp	38,942
1,145	*	Netratings, Inc	17,461
976	*	Netscout Systems, Inc	4,343
1,148	*	Network Equipment Technologies, Inc	6,463
1,494	*	NIC, Inc	7,126
18,621	*	Novell, Inc	110,987
9,262		Omnicom Group, Inc	819,872
140	*	Open Solutions, Inc	2,776
554	*	Opnet Technologies, Inc	4,631
2,025	*	Opsware, Inc	10,449
182,661	*	Oracle Corp	2,279,609
1,073	*	Packeteer, Inc	16,513
945	*	PalmSource, Inc	8,543
13,650	*	Parametric Technology Corp	76,304
973	*	PC-Tel, Inc	7,161
973	*	PDF Solutions, Inc	13,622
555	*	PDI, Inc	11,378
433	*	PEC Solutions, Inc	5,447
1,157	*	Pegasus Solutions, Inc	13,676
703	*	Pegasystems, Inc	3,782
3,208	*	Perot Systems Corp (Class A)	43,116
1,323	*	Pixar	129,059
1,430	*	PLATO Learning, Inc	11,154
1,249	*	Portal Software, Inc	3,023
834	*	Portfolio Recovery Associates, Inc	28,381
800	*	PRA International	21,544
1,757	*	Progress Software Corp	46,069
373	*	Proxymed, Inc	3,241
1,867		QAD, Inc	15,440
334		Quality Systems, Inc	14,142
2,793	*	Quest Software, Inc	38,655
901	*	R.H. Donnelley Corp	52,339
799	*	Radisys Corp	11,314
6,298	*	RealNetworks, Inc	36,402
7,902	*	Red Hat, Inc	86,211
205	*	Redback Networks, Inc	1,226
472		Renaissance Learning, Inc	8,081
3,195	*	Rent-A-Center, Inc	87,255
1,245	*	Rent-Way, Inc	10,209
3,082	*	Retek, Inc	34,580
1,454	*	Rewards Network, Inc	6,049
3,206		Reynolds & Reynolds Co (Class A)	86,754
800	*	RightNow Technologies, Inc	9,808
7,208		Robert Half International, Inc	194,328
739		Rollins, Inc	13,745
3,443	*	RSA Security, Inc	54,572
4,636	*	S1 Corp	32,174
1,378	*	SafeNet, Inc	40,389
800	*	Salesforce.com, Inc	11,992
4,400	*	Sapient Corp	32,318
5,626	*	Scansoft, Inc	20,929
1,739	*	Secure Computing Corp	14,903
3,086	*	Seebeyond Technology Corp	9,752
1,273	*	Serena Software, Inc	30,246
14,026		Servicemaster Co	189,351

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

313	*	SI International, Inc	$8,648
20,790	*	Siebel Systems, Inc	189,813
3,624	*	Sitel Corp	7,103
87	*	SoftBrands, Inc	154
1,273	*	Sohu.com, Inc	22,379
2,930	*	SonicWALL, Inc	14,914
2,414	*	Sotheby's Holdings, Inc (Class A)	40,941
1,123	*	Source Interlink Cos, Inc	12,634
1,639	*	Spherion Corp	12,276
881	*	SPSS, Inc	15,321
810	*	SRA International, Inc (Class A)	48,803
845		SS&C Technologies, Inc	19,266
545		Startek, Inc	9,156
890	*	Stellent, Inc	7,485
171	*	Stratasys, Inc	4,844
160,939	*	Sun Microsystems, Inc	650,194
14,145	*	SunGard Data Systems, Inc	488,003
2,455	*	SupportSoft, Inc	12,962
5,429	*	Sybase, Inc	100,219
1,090	*	Sykes Enterprises, Inc	7,488
34,506	*	Symantec Corp	736,013
408	*	SYNNEX Corp	7,107
7,573	*	Synopsys, Inc	137,071
195		Syntel, Inc	3,452
2,475	*	Take-Two Interactive Software, Inc	96,773
932		Talx Corp	16,925
2,141	*	TeleTech Holdings, Inc	27,662
2,205	*	THQ, Inc	62,049
10,245	*	TIBCO Software, Inc	76,325
643	*	Tier Technologies, Inc (Class B)	4,739
4,712	*	Titan Corp	85,570
276	*	TNS, Inc	4,954
1,360		Total System Services, Inc	33,986
880	*	TradeStation Group, Inc	5,315
1,585	*	Transaction Systems Architects, Inc	36,693
1,750	*	Trizetto Group, Inc	16,293
2,967	*	Tumbleweed Communications Corp	8,189
2,408	*	Tyler Technologies, Inc	18,325
851	*	Ultimate Software Group, Inc	13,599
16,141	*	Unisys Corp	113,955
3,012	*	United Online, Inc	31,536
2,146	*	United Rentals, Inc	43,371
873	*	Universal Compression Holdings, Inc	33,061
4,630	*	Valueclick, Inc	49,124
227	*	Verint Systems, Inc	7,931
12,096	*	VeriSign, Inc	347,155
20,801	*	Veritas Software Corp	483,022
1,652	*	Verity, Inc	15,611
386	*	Vertrue, Inc	13,680
1,278		Viad Corp	34,378
15,961	*	Vignette Corp	20,909
350	*	Volt Information Sciences, Inc	8,453
28,075		Waste Management, Inc	809,964
1,596	*	WatchGuard Technologies, Inc	5,155
1,775	*	WebEx Communications, Inc	38,322
15,203	*	WebMD Corp	129,226
2,241	*	webMethods, Inc	12,281
814	*	Websense, Inc	43,793
3,829	*	Westwood One, Inc	77,920

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,761	*	Wind River Systems, Inc	$56,716
377	*	Witness Systems, Inc	6,616
55,486	*	Yahoo!, Inc	1,880,975
1,297	*	Zix Corp	4,851

		TOTAL BUSINESS SERVICES	41,748,808

CHEMICALS AND ALLIED PRODUCTS - 10.13%
75,519		Abbott Laboratories	3,520,696
4,858	*	Abgenix, Inc	34,006
1,212	*	Able Laboratories, Inc	28,434
1,489		Aceto Corp	11,048
1,103	*	Adolor Corp	10,964
587	*	Advancis Pharmaceutical Corp	2,172
11,092		Air Products & Chemicals, Inc	702,013
1,362	*	Albany Molecular Research, Inc	14,001
1,807		Albemarle Corp	65,702
3,576		Alberto-Culver Co	171,147
1,266	*	Alexion Pharmaceuticals, Inc	27,428
4,977	*	Alkermes, Inc	51,661
6,456		Allergan, Inc	448,498
2,262		Alpharma, Inc (Class A)	27,868
1,129	*	American Pharmaceutical Partners, Inc	58,414
311		American Vanguard Corp	13,955
62,820	*	Amgen, Inc	3,656,752
4,704	*	Amylin Pharmaceuticals, Inc	82,273
3,633	*	Andrx Corp	82,360
1,348		Arch Chemicals, Inc	38,378
1,485	*	Array Biopharma, Inc	10,410
1,310	*	Atherogenics, Inc	17,148
3,067	*	Avant Immunotherapeutics, Inc	4,999
5,438		Avery Dennison Corp	336,775
22,925		Avon Products, Inc	984,399
4,377	*	Barr Pharmaceuticals, Inc	213,729
407	*	Barrier Therapeutics, Inc	6,304
997	*	Benthley Pharmaceuticals, Inc	7,338
1,017	*	BioCryst Pharmaceuticals, Inc	4,688
1,207	*	Bioenvision, Inc	6,940
16,508	*	Biogen Idec, Inc	569,691
3,604	*	BioMarin Pharmaceutical, Inc	18,561
806	*	Biosite, Inc	41,936
873	*	Bone Care International, Inc	22,646
911	*	Bradley Pharmaceuticals, Inc	8,709
94,174		Bristol-Myers Squibb Co	2,397,670
3,143		Cabot Corp	105,070
1,604		Calgon Carbon Corp	13,698
1,525		Cambrex Corp	32,483
1,028	*	CancerVax Corp	6,775
565	*	Caraco Pharmaceutical Laboratories Ltd	4,622
2,000	*	Celanese Corp (Series A)	35,980
779	*	Cell Genesys, Inc	3,529
1,629	*	Cell Therapeutics, Inc	5,848
2,843	*	Cephalon, Inc	133,138
3,049	*	Charles River Laboratories International, Inc	143,425
941	*	Chattem, Inc	41,846
5,440	*	Chiron Corp	190,726
3,085		Church & Dwight Co, Inc	109,425

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

5,361		Clorox Co	$337,689
25,834		Colgate-Palmolive Co	1,347,760
1,818	*	Connetics Corp	45,977
383	*	Corgentech, Inc	889
3,165	*	Corixa Corp	9,717
5,677		Crompton Corp	82,884
1,435	*	Cubist Pharmaceuticals, Inc	15,240
2,579	*	Curis, Inc	9,233
1,627	*	Cypress Bioscience, Inc	14,871
1,983		Cytec Industries, Inc	107,578
965	*	Cytogen Corp	5,587
470	*	Cytokinetics, Inc	3,083
2,170	*	Dade Behring Holdings, Inc	127,878
1,794	*	Dendreon Corp	9,777
1,329		Diagnostic Products Corp	64,191
830	*	Digene Corp	17,222
831	*	Discovery Laboratories, Inc	4,679
528	*	Dov Pharmaceutical, Inc	7,223
45,418		Dow Chemical Co	2,264,137
48,505		Du Pont (E.I.) de Nemours & Co	2,485,396
1,946	*	Durect Corp	7,083
932	*	Dusa Pharmaceuticals, Inc	8,136
3,853		Eastman Chemical Co	227,327
9,011		Ecolab, Inc	297,814
923	*	Elizabeth Arden, Inc	21,912
2,845	*	Encysive Pharmaceuticals, Inc	29,076
6,087		Engelhard Corp	182,793
1,903	*	Enzon, Inc	19,392
1,448	*	Eon Labs, Inc	43,788
1,214	*	EPIX Pharmaceuticals, Inc	8,498
5,369		Estee Lauder Cos (Class A)	241,498
424	*	Eyetech Pharmaceuticals, Inc	11,660
1,707		Ferro Corp	32,126
833	*	First Horizon Pharmaceutical	14,061
1,662	*	FMC Corp	88,834
17,849	*	Forest Laboratories, Inc	659,521
3,262	*	Genaera Corp	7,437
5,475	*	Genelabs Technologies	3,285
21,549	*	Genentech, Inc	1,219,889
2,381	*	Genta, Inc	2,691
11,955	*	Genzyme Corp	684,309
1,606		Georgia Gulf Corp	73,844
1,106	*	Geron Corp	6,758
21,812	*	Gilead Sciences, Inc	780,870
48,710		Gillette Co	2,458,881
2,788		Great Lakes Chemical Corp	89,551
2,112	*	Guilford Pharmaceuticals, Inc	4,858
1,327		H.B. Fuller Co	38,483
856	*	Hollis-Eden Pharmaceuticals	6,031
7,672	*	Hospira, Inc	247,575
7,075	*	Human Genome Sciences, Inc	65,232
2,600	*	Huntsman Corp	60,632
2,979	*	ICOS Corp	66,908
1,703	*	Idexx Laboratories, Inc	92,234
3,246	*	ImClone Systems, Inc	111,987
2,307	*	Immucor, Inc	69,648
2,102	*	Immunogen, Inc	10,993
2,588	*	Immunomedics, Inc	6,289

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,725	*	Impax Laboratories, Inc	$43,600
2,573	*	Indevus Pharmaceuticals, Inc	7,153
3,029	*	Inkine Pharmaceutical Co	9,390
1,788	*	Inspire Pharmaceuticals, Inc	14,590
315		Inter Parfums, Inc	4,536
1,685	*	InterMune, Inc	18,535
4,136		International Flavors & Fragrances, Inc	163,372
835	*	Inverness Medical Innovations, Inc	19,623
2,554	*	Invitrogen Corp	176,805
2,545	*	Isis Pharmaceuticals, Inc	9,849
1,276	*	Isolagen, Inc	8,026
9,147	*	IVAX Corp	180,836
11,749	*	King Pharmaceuticals, Inc	97,642
628	*	Kos Pharmaceuticals, Inc	26,175
200		Kronos Worldwide, Inc	8,502
2,021	*	KV Pharmaceutical Co (Class A)	46,887
298	*	Lannett Co, Inc	1,877
4,096	*	Ligand Pharmaceuticals, Inc (Class B)	23,470
47,186		Lilly (Eli) & Co	2,458,391
9,535		Lyondell Chemical Co	266,217
1,079		MacDermid, Inc	35,068
800		Mannatech, Inc	15,640
800	*	MannKind Corp	11,384
1,475	*	Martek Biosciences Corp	85,830
3,400	*	Medarex, Inc	24,242
2,667	*	Medicines Co	60,434
2,802		Medicis Pharmaceutical Corp (Class A)	84,004
12,101	*	MedImmune, Inc	288,125
108,552		Merck & Co, Inc	3,513,828
3,442	*	MGI Pharma, Inc	86,979
14,801	*	Millennium Pharmaceuticals, Inc	124,624
1,078		Minerals Technologies, Inc	70,911
12,878		Monsanto Co	830,631
6,406	*	Mosaic Co	109,286
13,024		Mylan Laboratories, Inc	230,785
1,168	*	Myogen, Inc	9,216
2,996	*	Nabi Biopharmaceuticals	37,390
2,800	*	Nalco Holding Co	52,724
484		Nature's Sunshine Products, Inc	8,310
2,441	*	NBTY, Inc	61,245
4,697	*	Nektar Therapeutics	65,476
973	*	Neose Technologies, Inc	2,510
2,061	*	Neurocrine Biosciences, Inc	78,442
1,554	*	Neurogen Corp	11,002
740	*	NewMarket Corp	13,764
613	*	NitroMed, Inc	10,611
383	*	NL Industries, Inc	8,847
383	*	Northfield Laboratories, Inc	4,309
1,192	*	Noven Pharmaceuticals, Inc	20,216
2,116	*	NPS Pharmaceuticals, Inc	26,704
490	*	Nutraceutical International Corp	7,771
2,090	*	Nuvelo, Inc	13,585
662		Octel Corp	12,267
3,922		Olin Corp	87,461
1,409	*	OM Group, Inc	42,862
2,492	*	Omnova Solutions, Inc	13,382
1,876	*	Onyx Pharmaceuticals, Inc	58,813
3,233	*	OraSure Technologies, Inc	23,795

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,365	*	OSI Pharmaceuticals, Inc	$97,769
1,604	*	Pain Therapeutics, Inc	8,148
3,277	*	Palatin Technologies, Inc	7,668
1,727	*	Par Pharmaceutical Cos, Inc	57,751
778	*	Penwest Pharmaceuticals Co	9,616
7,822	*	Peregrine Pharmaceuticals, Inc	11,498
582	*	PetMed Express, Inc	4,313
372,744		Pfizer, Inc	9,791,985
1,220	*	Pharmacyclics, Inc	9,797
965	*	Pharmion Corp	27,985
1,534		PolyMedica Corp	48,720
4,616	*	PolyOne Corp	40,990
1,146	*	Pozen, Inc	5,971
8,405		PPG Industries, Inc	601,126
3,011	*	Praecis Pharmaceuticals, Inc	3,162
15,820		Praxair, Inc	757,145
125,133		Procter & Gamble Co	6,632,049
732	*	Progenics Pharmaceuticals	12,305
5,211	*	Protein Design Labs, Inc	83,324
350		Quaker Chemical Corp	7,189
1,121	*	Quidel Corp	4,383
8,079	*	Revlon, Inc (Class A)	23,268
7,808		Rohm & Haas Co	374,784
5,610		RPM International, Inc	102,551
2,039	*	Salix Pharmaceuticals Ltd	33,623
432	*	Santarus, Inc	2,099
71,302		Schering-Plough Corp	1,294,131
2,774	*	Sciclone Pharmaceuticals, Inc	7,878
1,112	*	Scotts Miracle-Gro Co (Class A)	78,096
5,178	*	Sepracor, Inc	297,269
2,253	*	Serologicals Corp	55,063
5,809		Sherwin-Williams Co	255,538
3,233		Sigma-Aldrich Corp	198,021
350		Stepan Co	8,228
278	*	SuperGen, Inc	1,351
708	*	SurModics, Inc	22,592
1,295	*	Tanox, Inc	12,432
2,227	*	Terra Industries, Inc	17,281
2,516	*	Third Wave Technologies, Inc	14,492
1,400	*	UAP Holding Corp	22,540
1,076	*	United Therapeutics Corp	49,168
654	*	USANA Health Sciences, Inc	30,934
4,670		USEC, Inc	76,028
4,113		Valeant Pharmaceuticals International	92,625
2,358		Valspar Corp	109,741
3,190	*	VCA Antech, Inc	64,534
4,453	*	Vertex Pharmaceuticals, Inc	41,680
2,574	*	Vicuron Pharmaceuticals, Inc	40,566
3,443	*	Vion Pharmaceuticals, Inc	9,812
5,354	*	Watson Pharmaceuticals, Inc	164,528
1,629		Wellman, Inc	23,555
1,644		West Pharmaceutical Services, Inc	39,292
700		Westlake Chemical Corp	22,645
2,932	b*	WR Grace & Co	24,981
64,671		Wyeth	2,727,823
2,520	*	Zila, Inc	10,181
1,107	*	Zymogenetics, Inc	16,893

		TOTAL CHEMICALS AND ALLIED PRODUCTS	63,906,259

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

COAL MINING - 0.13%
1,200	*	Alpha Natural Resources, Inc	$34,404
3,098		Arch Coal, Inc	133,287
4,482		Consol Energy, Inc	210,744
3,821		Massey Energy Co	152,993
6,478		Peabody Energy Corp	300,320

		TOTAL COAL MINING	831,748

COMMUNICATIONS - 4.60%
1,915	*	Airspan Networks, Inc	9,786
4,230	*	Alamosa Holdings, Inc	49,364
15,126		Alltel Corp	829,661
10,451	*	American Tower Corp (Class A)	190,522
38,583		AT&T Corp	723,431
19,139	*	Avaya, Inc	223,554
195	*	Beasley Broadcast Group, Inc (Class A)	3,467
89,030		BellSouth Corp	2,340,599
811	*	Boston Communications Group	5,774
8,436	*	Cablevision Systems Corp (Class A)	236,630
543	*	Centennial Communications Corp	5,892
6,824		CenturyTel, Inc	224,100
14,956	*	Charter Communications, Inc (Class A)	23,930
11,990	*	Cincinnati Bell, Inc	50,957
2,540	*	Citadel Broadcasting Corp	34,874
24,070		Clear Channel Communications, Inc	829,693
103,718	*	Comcast Corp (Class A)	3,503,594
267	*	Comcast Corp (Special Class A)	8,918
1,329	*	Commonwealth Telephone Enterprises, Inc	62,649
1,527	*	Cox Radio, Inc (Class A)	25,669
9,388	*	Crown Castle International Corp	150,771
1,284	*	Crown Media Holdings, Inc (Class A)	11,569
890		CT Communications, Inc	9,372
2,764	*	Cumulus Media, Inc (Class A)	39,387
652		D&E Communications, Inc	5,953
31,240	*	DIRECTV Group, Inc	450,481
6,149	*	Dobson Communications Corp (Class A)	12,421
11,196		EchoStar Communications Corp (Class A)	327,483
2,748	*	Emmis Communications Corp (Class A)	52,817
1,848	*	Entercom Communications Corp	65,641
2,699	*	Entravision Communications Corp (Class A)	23,940
405	*	Fisher Communications, Inc	20,942
6,593	*	Foundry Networks, Inc	65,271
2,256	*	General Communication, Inc (Class A)	20,597
1,452		Global Payments, Inc	93,639
1,023		Golden Telecom, Inc	26,189
2,723		Gray Television, Inc	39,402
1,203		Hearst-Argyle Television, Inc	30,676
16,494	*	IAC/InterActiveCorp	367,321
1,400	*	IDT Corp (Class B)	20,706
2,470	*	Insight Communications Co, Inc	29,270
14,711	*	Internap Network Services Corp	8,679
1,000		Iowa Telecommunications Services, Inc	19,500
780	*	ITC Deltacom, Inc	616
1,141	*	j2 Global Communications, Inc	39,148

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

35,711	*	Level 3 Communications, Inc	$73,565
769		Liberty Corp	31,183
8,056	*	Liberty Media International, Inc	352,369
1,154	*	Lin TV Corp (Class A)	19,537
506	*	Lodgenet Entertainment Corp	9,533
200,220	*	Lucent Technologies, Inc	550,605
1,400	*	Mastec, Inc	11,494
10,603	fv*	McLeod (Escrow)	-
1,603	*	Mediacom Communications Corp	10,484
2,219	*	Net2Phone, Inc	3,573
49,776	*	Nextel Communications, Inc (Class A)	1,414,634
6,026	*	Nextel Partners, Inc (Class A)	132,331
2,843	*	NII Holdings, Inc (Class B)	163,473
739		North Pittsburgh Systems, Inc	14,606
1,047	*	Novatel Wireless, Inc	11,255
3,417	*	NTL, Inc	217,560
1,712	*	Paxson Communications Corp	1,181
2,890	*	Premiere Global Services, Inc	32,715
2,163	*	Price Communications Corp	37,853
4,490	*	Primus Telecommunications Group	7,049
71,868	*	Qwest Communications International, Inc	265,915
856	*	Radio One, Inc (Class A)	12,566
3,469	*	Radio One, Inc (Class D)	51,168
2,746	bv*	RCN Corp	-
1,768	*	Regent Communications, Inc	9,459
824	*	Saga Communications, Inc (Class A)	13,266
460	*	Salem Communications Corp (Class A)	9,476
161,753		SBC Communications, Inc	3,831,929
252		Shenandoah Telecom Co	7,812
2,927		Sinclair Broadcast Group, Inc (Class A)	23,504
2,018	*	Spanish Broadcasting System, Inc (Class A)	20,705
2,033	*	Spectrasite, Inc	117,853
69,193		Sprint Corp	1,574,141
1,225		SureWest Communications	28,248
1,691	*	Talk America Holdings, Inc	10,907
2,465		Telephone & Data Systems, Inc	201,144
16,675	*	Terremark Worldwide, Inc	10,839
2,790	*	Time Warner Telecom, Inc (Class A)	11,076
2,540	*	Tivo, Inc	13,132
2,374	*	Triton PCS Holdings, Inc (Class A)	5,270
640	*	U.S. Cellular Corp	29,203
2,077	*	Ubiquitel, Inc	13,916
16,926	*	UnitedGlobalcom, Inc (Class A)	160,120
11,316	*	Univision Communications, Inc (Class A)	313,340
1,370	*	USA Mobility, Inc	44,388
135,259		Verizon Communications, Inc	4,801,694
72,819		Viacom, Inc (Class B)	2,536,320
873	*	West Corp	27,936
4,014	*	Western Wireless Corp (Class A)	152,371
2,647	*	Wireless Facilities, Inc	16,544
7,872	*	XM Satellite Radio Holdings, Inc	247,968
778	*	Young Broadcasting, Inc (Class A)	6,722

		TOTAL COMMUNICATIONS	28,978,787

DEPOSITORY INSTITUTIONS - 9.68%
664		1st Source Corp	14,163
594		ABC Bancorp	10,033

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

561	*	ACE Cash Express, Inc	$12,763
660	*	AmericanWest Bancorp	12,718
17,087		AmSouth Bancorp	443,408
1,029		Anchor Bancorp Wisconsin, Inc	28,925
688		Arrow Financial Corp	18,734
6,205		Associated Banc-Corp	193,782
5,693		Astoria Financial Corp	144,033
234		Bancfirst Corp	16,151
3,846		Bancorpsouth, Inc	79,381
557		BancTrust Financial Group, Inc	11,274
3,301		Bank Mutual Corp	39,018
199,194		Bank of America Corp	8,784,455
827		Bank of Granite Corp	15,291
2,669		Bank of Hawaii Corp	120,799
37,635		Bank of New York Co, Inc	1,093,297
492		Bank of The Ozarks, Inc	15,621
2,174		BankAtlantic Bancorp, Inc (Class A)	37,828
1,134		BankUnited Financial Corp (Class A)	30,459
702		Banner Corp	18,933
26,915		BB&T Corp	1,051,838
287		Berkshire Hills Bancorp, Inc	9,686
537	*	BFC Financial Corp	5,075
1,086	*	BOK Financial Corp	44,178
1,431		Boston Private Financial Holdings, Inc	33,986
422		Bryn Mawr Bank Corp	8,617
353		Camden National Corp	12,479
438		Capital City Bank Group, Inc	17,743
251		Capital Corp of the West	11,666
264	*	Capital Crossing Bank	8,686
1,081		Capitol Federal Financial	37,446
1,117		Cascade Bancorp	21,681
2,306		Cathay General Bancorp	72,639
468		Center Financial Corp	8,251
500	*	Central Coast Bancorp	8,385
1,505		Central Pacific Financial Corp	50,643
203		Century Bancorp, Inc (Class A)	5,820
176		Charter Financial Corp	5,873
1,626		Chemical Financial Corp	52,853
2,341		Chittenden Corp	61,030
252,651		Citigroup, Inc	11,354,136
1,991		Citizens Banking Corp	58,456
602		Citizens First Bancorp, Inc	13,449
556		City Bank	17,981
1,106		City Holding Co	32,666
1,802		City National Corp	125,816
855		Clifton Savings Bancorp, Inc	9,576
760		Coastal Financial Corp	11,430
525		CoBiz, Inc	10,175
6,445		Colonial Bancgroup, Inc	132,251
281	Columbia Bancorp	8,953
1,161	Columbia Banking System, Inc	27,574
8,418	Comerica, Inc	463,663
6,838	Commerce Bancorp, Inc	222,030
3,014	Commerce Bancshares, Inc	145,275
2,156	Commercial Capital Bancorp, Inc	43,875
2,009	Commercial Federal Corp	55,549
83	Community Bank of North Virginia	1,672

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,746		Community Bank System, Inc	$40,001
731		Community Trust Bancorp, Inc	21,060
6,008		Compass Bancshares, Inc	272,763
856		Corus Bankshares, Inc	40,823
2,349		Cullen/Frost Bankers, Inc	106,057
2,402		CVB Financial Corp	43,572
1,724		Dime Community Bancshares	26,205
973		Downey Financial Corp	59,869
2,479		East West Bancorp, Inc	91,525
63		ESB Financial Corp	857
1,379	*	Euronet Worldwide, Inc	39,370
298		Farmers Capital Bank Corp	10,072
1,256		Fidelity Bankshares, Inc	28,863
23,089		Fifth Third Bancorp	992,365
467		Financial Institutions, Inc	9,251
525		First Bancorp (North Carolina)	11,886
1,931		First Bancorp (Puerto Rico)	81,585
706		First Busey Corp (Class A)	13,661
1,556		First Charter Corp	35,150
491		First Citizens Bancshares, Inc (Class A)	71,873
3,032		First Commonwealth Financial Corp	41,538
809		First Community Bancorp	35,839
492		First Community Bancshares, Inc	13,810
1,722		First Financial Bancorp	31,427
790		First Financial Bankshares, Inc	35,258
701		First Financial Corp (Indiana)	20,715
680		First Financial Holdings, Inc	18,890
60		First Financial Service Corp	1,560
6,081		First Horizon National Corp	248,044
972		First Merchants Corp	25,175
2,362		First Midwest Bancorp, Inc	76,718
271		First Oak Brook Bancshares, Inc	7,938
195		First of Long Island Corp	8,252
1,040		First Republic Bank	33,665
836		First State Bancorp	14,191
834	*	FirstFed Financial Corp	42,542
4,100		FirstMerit Corp	109,716
1,180		Flagstar Bancorp, Inc	23,069
952		Flushing Financial Corp	17,326
91		FMS Financial Corp	1,795
2,580		FNB Corp	49,407
320		FNB Corp (Virginia)	8,250
662	*	Franklin Bank Corp	11,419
876		Frontier Financial Corp	33,200
5,939		Fulton Financial Corp	129,411
282		GB&T Bancshares, Inc	6,108
1,424		Glacier Bancorp, Inc	43,432
2,293		Gold Banc Corp, Inc	32,171
12,138		Golden West Financial Corp	734,349
616		Great Southern Bancorp, Inc	20,002
2,400		Greater Bay Bancorp	58,584
1,562		Hancock Holding Co	50,765
1,606		Hanmi Financial Corp	26,579
1,529		Harbor Florida Bancshares, Inc	52,139
1,685		Harleysville National Corp	35,806
1,007		Heartland Financial U.S.A., Inc	19,999
7,571		Hibernia Corp (Class A)	242,348
540		Horizon Financial Corp	10,141

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,293		Hudson City Bancorp, Inc	120,359
1,906		Hudson United Bancorp	67,187
11,165		Huntington Bancshares, Inc	266,843
372		IberiaBank Corp	20,929
4,049		Independence Community Bank Corp	157,911
825		Independent Bank Corp (Massachusetts)	23,925
1,049		Independent Bank Corp (Michigan)	30,180
3,050		IndyMac Bancorp, Inc	103,700
772		Integra Bank Corp	17,092
821		Interchange Financial Services Corp	14,162
2,077		International Bancshares Corp	72,010
489		Irwin Financial Corp	11,257
302	*	Itla Capital Corp	15,088
173,996		JPMorgan Chase & Co	6,020,262
19,881		KeyCorp	645,138
1,700		KNBT Bancorp, Inc	26,010
543		Lakeland Bancorp, Inc	8,454
193		Lakeland Financial Corp	7,421
3,712		M & T Bank Corp	378,847
445		Macatawa Bank Corp	14,941
1,398		MAF Bancorp, Inc	58,073
701		Main Street Banks, Inc	18,562
479		MainSource Financial Group, Inc	10,528
10,814		Marshall & Ilsley Corp	451,484
1,230		MB Financial, Inc	47,109
817		MBT Financial Corp	15,417
20,663		Mellon Financial Corp	589,722
256		Mercantile Bank Corp	10,465
3,898		Mercantile Bankshares Corp	198,252
1,215		Mid-State Bancshares	32,319
948		Midwest Banc Holdings, Inc	18,875
1,560		Nara Bancorp, Inc	21,918
162		NASB Financial, Inc	6,415
27,645		National City Corp	926,108
1,831		National Penn Bancshares, Inc	44,988
350		NBC Capital Corp	8,463
1,813		NBT Bancorp, Inc	40,629
2,232		NetBank, Inc	18,927
12,814		New York Community Bancorp, Inc	232,702
3,554		NewAlliance Bancshares, Inc	49,756
20,971		North Fork Bancorp, Inc	581,736
9,547		Northern Trust Corp	414,722
1,072		Northwest Bancorp, Inc	22,952
167		Oak Hill Financial, Inc	5,621
688		OceanFirst Financial Corp	15,803
2,518	*	Ocwen Financial Corp	20,320
3,367		Old National Bancorp	68,350
752		Old Second Bancorp, Inc	22,692
389		Omega Financial Corp	11,586
2,593		Pacific Capital Bancorp	77,220
632		Park National Corp	71,100
2,101		Partners Trust Financial Group, Inc	22,271
342		Peapack Gladstone Financial Corp	9,234
622		Pennfed Financial Services, Inc	9,230
460		Pennrock Financial Services Corp	16,063
491		Peoples Bancorp, Inc	13,208
1,934		People's Bank	79,197

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

408		Peoples Holding Co	$12,689
1,233		PFF Bancorp, Inc	34,031
13,688		PNC Financial Services Group, Inc	704,658
2,265		Provident Bancorp, Inc	27,724
1,620		Provident Bankshares Corp	53,395
264		Provident Financial Holdings	7,851
3,751		Provident Financial Services, Inc	64,142
1,293		R & G Financial Corp (Class B)	40,303
22,423		Regions Financial Corp	726,505
299		Republic Bancorp, Inc (Class A) (Kentucky)	6,642
3,216		Republic Bancorp, Inc (Michigan)	43,545
843	*	Riggs National Corp	16,093
251		Royal Bancshares of Pennsylvania (Class A)	5,700
1,529		S & T Bancorp, Inc	54,127
623		S.Y. Bancorp, Inc	13,706
393		Santander Bancorp	10,348
331		SCBT Financial Corp	9,940
514		Seacoast Banking Corp of Florida	10,116
195		Security Bank Corp	8,032
347	*	Signature Bank	9,199
1,997	*	Silicon Valley Bancshares	87,988
801		Simmons First National Corp (Class A)	19,881
5,074		Sky Financial Group, Inc	136,085
324		Smithtown Bancorp, Inc	9,078
3,479		South Financial Group, Inc	106,249
1,000		Southern Community Financial Corp	9,400
494		Southside Bancshares, Inc	10,295
3,414		Southwest Bancorp of Texas, Inc	62,647
483		Southwest Bancorp, Inc	8,911
17,882		Sovereign Bancorp, Inc	396,265
334		State Bancorp, Inc	8,687
260		State Financial Services Corp (Class A)	9,607
16,373		State Street Corp	715,828
834		Sterling Bancorp	20,241
2,485		Sterling Bancshares, Inc	35,287
1,060		Sterling Financial Corp (Pennsylvania)	27,581
910	*	Sterling Financial Corp (Spokane)	32,487
490	*	Sun Bancorp, Inc (New Jersey)	11,214
16,001		SunTrust Banks, Inc	1,153,192
14,876		Synovus Financial Corp	414,445
140		Taylor Capital Group, Inc	4,571
6,908		TCF Financial Corp	187,552
4,091	*	TD Banknorth, Inc	127,803
1,227	*	Texas Capital Bancshares, Inc	25,767
2,324		Texas Regional Bancshares, Inc (Class A)	69,976
1,074		TierOne Corp	25,239
697		Trico Bancshares	14,602
4,629		Trustco Bank Corp NY	53,187
1,896		Trustmark Corp	54,984
91,788		U.S. Bancorp	2,645,330
1,095		U.S.B. Holding Co, Inc	24,298
2,170		UCBH Holdings, Inc	86,583
729		UMB Financial Corp	41,495
1,682		Umpqua Holdings Corp	39,275
423		Union Bankshares Corp	13,544
2,791		UnionBanCal Corp	170,949
1,807		United Bankshares, Inc	59,884
1,662		United Community Banks, Inc	39,439

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,605		United Community Financial Corp	$17,799
472		Univest Corp of Pennsylvania	18,790
1,093		Unizan Financial Corp	28,418
4,362		Valley National Bancorp	112,452
302	*	Virginia Commerce Bancorp	8,166
342		Virginia Financial Group, Inc	11,250
5,883		W Holding Co, Inc	59,242
78,562		Wachovia Corp	3,999,591
4,181		Washington Federal, Inc	97,459
815		Washington Trust Bancorp, Inc	22,396
2,508		Webster Financial Corp	113,888
82,492		Wells Fargo & Co	4,933,081
929		Wesbanco, Inc	25,557
1,581		West Bancorporation	26,940
802		West Coast Bancorp	19,088
1,647		Westamerica Bancorp	85,265
265	*	Western Sierra Bancorp	9,044
2,032		Whitney Holding Corp	90,444
3,228		Wilmington Trust Corp	113,303
876		Wilshire Bancorp, Inc	11,423
1,035		Wintrust Financial Corp	48,738
428		WSFS Financial Corp	22,496
399		Yardville National Bancorp	13,015
4,149		Zions Bancorp	286,364

		TOTAL DEPOSITORY INSTITUTIONS	61,049,088

EATING AND DRINKING PLACES - 0.77%
4,066		Applebee's International, Inc	112,059
4,949		Aramark Corp (Class B)	130,060
546	*	BJ's Restaurants, Inc	10,587
1,544		Bob Evans Farms, Inc	36,207
4,482	*	Brinker International, Inc	162,338
354	*	Buffalo Wild Wings, Inc	13,392
1,129	*	California Pizza Kitchen, Inc	26,464
2,421		CBRL Group, Inc	99,987
2,124	*	CEC Entertainment, Inc	77,738
3,313	*	CKE Restaurants, Inc	52,511
1,280	*	Cosi, Inc	8,704
7,942		Darden Restaurants, Inc	243,661
514	*	Dave & Buster's, Inc	9,612
1,500		Domino's Pizza, Inc	28,035
1,156		IHOP Corp	55,118
1,916	*	Jack In The Box, Inc	71,084
2,758	*	Krispy Kreme Doughnuts, Inc	21,044
1,239		Landry's Restaurants, Inc	35,832
885		Lone Star Steakhouse & Saloon, Inc	25,581
61,039		McDonald's Corp	1,900,754
1,145	*	O'Charley's, Inc	24,892
3,144		Outback Steakhouse, Inc	143,964
1,482	*	P.F. Chang's China Bistro, Inc	88,624
662	*	Papa John's International, Inc	22,985
1,914	*	Rare Hospitality International, Inc	59,104
745	*	Red Robin Gourmet Burgers, Inc	37,928
3,422		Ruby Tuesday, Inc	83,120
2,421	*	Ryan's Restaurant Group, Inc	35,177

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,213	*	Sonic Corp	$107,314
3,884	*	The Cheesecake Factory, Inc	137,688
712	*	The Steak N Shake Co	13,777
740		Triarc Cos (Class A)	10,508
780		Triarc Cos (Class B)	10,787
5,635		Wendy's International, Inc	219,990
14,109		Yum! Brands, Inc	730,987

		TOTAL EATING AND DRINKING PLACES	4,847,613

EDUCATIONAL SERVICES - 0.20%
7,446	*	Apollo Group, Inc (Class A)	551,451
4,928	*	Career Education Corp	168,833
4,420	*	Corinthian Colleges, Inc	69,482
2,964	*	DeVry, Inc	56,079
1,500	*	Educate, Inc	20,805
3,636	*	Education Management Corp	101,626
2,344	*	ITT Educational Services, Inc	113,684
1,868	*	Laureate Education, Inc	79,932
506	*	Learning Tree International, Inc	7,292
1,212	*	Princeton Review, Inc	6,678
737		Strayer Education, Inc	83,517
479	*	Universal Technical Institute, Inc	17,627

		TOTAL EDUCATIONAL SERVICES	1,277,006

ELECTRIC, GAS, AND SANITARY SERVICES - 3.81%
30,878	*	AES Corp	505,798
3,769		AGL Resources, Inc	131,651
6,766	*	Allegheny Energy, Inc	139,786
1,680		Allete, Inc	70,308
5,529		Alliant Energy Corp	148,067
13,572	*	Allied Waste Industries, Inc	99,211
9,550		Ameren Corp	468,046
19,156		American Electric Power Co, Inc	652,453
887		American States Water Co	22,441
4,600		Aqua America, Inc	112,056
10,871	*	Aquila, Inc	41,636
3,872		Atmos Energy Corp	104,544
2,407		Avista Corp	42,123
1,864		Black Hills Corp	61,643
1,114		California Water Service Group	37,174
23,085	*	Calpine Corp	64,638
545		Cascade Natural Gas Corp	10,878
1,122	*	Casella Waste Systems, Inc (Class A)	14,844
13,189		Centerpoint Energy, Inc	158,664
600		Central Vermont Public Service Corp	13,488
880		CH Energy Group, Inc	40,216
8,809		Cinergy Corp	356,941
16,451		Citizens Communications Co	212,876
2,440		Cleco Corp	51,972
9,588	*	CMS Energy Corp	125,028
403		Connecticut Water Service, Inc	10,051
11,800		Consolidated Edison, Inc	497,724
8,195		Constellation Energy Group, Inc	423,682
147		Crosstex Energy, Inc	6,434

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

16,665		Dominion Resources, Inc	$1,240,376
6,275		DPL, Inc	156,875
8,443		DTE Energy Co	383,988
44,370		Duke Energy Corp	1,242,804
3,778		Duquesne Light Holdings, Inc	67,702
387	*	Duratek, Inc	7,721
15,212	*	Dynegy, Inc (Class A)	59,479
15,870		Edison International	551,007
31,128		El Paso Corp	329,334
2,486	*	El Paso Electric Co	47,234
1,808		Empire District Electric Co	42,054
1,857		Energen Corp	123,676
7,174		Energy East Corp	188,102
334		EnergySouth, Inc	9,564
10,502		Entergy Corp	742,071
3,130		Equitable Resources, Inc	179,787
32,106		Exelon Corp	1,473,344
16,021		FirstEnergy Corp	672,081
18,018		FPL Group, Inc	723,423
3,711		Great Plains Energy, Inc	113,482
4,036		Hawaiian Electric Industries, Inc	102,999
2,246		Idacorp, Inc	63,719
7,788		KeySpan Corp	303,498
4,786		Kinder Morgan, Inc	362,300
1,366		Laclede Group, Inc	39,887
5,721		MDU Resources Group, Inc	158,014
1,058		MGE Energy, Inc	35,073
493		Middlesex Water Co	8,948
3,577		National Fuel Gas Co	102,266
1,499		New Jersey Resources Corp	65,251
2,245		Nicor, Inc	83,267
12,794		NiSource, Inc	291,596
6,307		Northeast Utilities	121,536
1,384		Northwest Natural Gas Co	50,059
3,943	*	NRG Energy, Inc	134,653
2,430		NSTAR	131,949
4,306		OGE Energy Corp	116,047
5,028		Oneok, Inc	154,963
1,256		Otter Tail Corp	31,450
1,868		Peoples Energy Corp	78,307
9,098		Pepco Holdings, Inc	190,967
19,379		PG&E Corp	660,824
3,922		Piedmont Natural Gas Co, Inc	90,363
4,498		Pinnacle West Capital Corp	191,210
3,261		PNM Resources, Inc	87,003
9,255		PPL Corp	499,677
12,063		Progress Energy, Inc	506,043
328	v*	Progress Energy, Inc (Cvo)	3
11,533		Public Service Enterprise Group, Inc	627,280
4,827		Puget Energy, Inc	106,387
4,084		Questar Corp	241,977
14,406	*	Reliant Resources, Inc	163,940
7,524		Republic Services, Inc	251,904
850		Resource America, Inc (Class A)	29,788
5,520		SCANA Corp	210,974
9,992		Sempra Energy	398,081
6,539	*	Sierra Pacific Resources	70,294

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

327		SJW Corp	$11,488
862		South Jersey Industries, Inc	48,617
35,839		Southern Co	1,140,755
3,273	*	Southern Union Co	82,185
2,038		Southwest Gas Corp	49,238
924		Southwest Water Co	9,637
1,952	*	Stericycle, Inc	86,278
9,695		TECO Energy, Inc	152,018
11,812		TXU Corp	940,590
2,560		UGI Corp	116,275
804		UIL Holdings Corp	40,723
1,952		Unisource Energy Corp	60,453
3,766		Vectren Corp	100,326
2,448	*	Waste Connections, Inc	85,068
4,425		Westar Energy, Inc	95,757
2,662		Western Gas Resources, Inc	91,706
2,477		WGL Holdings, Inc	76,688
27,028		Williams Cos, Inc	508,415
5,778		Wisconsin Energy Corp	205,119
1,635		WPS Resources Corp	86,524
19,284		Xcel Energy, Inc	331,299

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	24,060,133

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.63%
1,502	*	Actel Corp	23,101
3,199		Adtran, Inc	56,430
1,107	*	Advanced Energy Industries, Inc	10,705
17,169	*	Advanced Micro Devices, Inc	276,764
3,616	*	Aeroflex, Inc	33,737
7,269	*	Agere Systems, Inc (Class A)	10,395
71,838	*	Agere Systems, Inc (Class B)	102,010
1,829	*	Alliance Semiconductor Corp	4,554
18,152	*	Altera Corp	359,047
8,466		American Power Conversion Corp	221,047
1,417	*	American Superconductor Corp	14,142
3,270		Ametek, Inc	131,617
1,641	*	AMIS Holdings, Inc	18,527
3,765	*	Amkor Technology, Inc	14,533
3,377		Amphenol Corp (Class A)	125,084
18,289		Analog Devices, Inc	660,964
1,028	*	Anaren Microwave, Inc	12,470
970	*	Applica, Inc	4,908
16,997	*	Applied Micro Circuits Corp	55,920
611		Applied Signal Technology, Inc	13,992
3,011	*	Arris Group, Inc	20,806
739	*	Artesyn Technologies, Inc	6,437
578	*	Atheros Communications, Inc	5,936
22,575	*	Atmel Corp	66,596
1,191	*	ATMI, Inc	29,823
4,955	*	Avanex Corp	6,441
1,972		AVX Corp	24,157
1,849		Baldor Electric Co	47,723
854		Bel Fuse, Inc (Class B)	25,876
2,354	*	Benchmark Electronics, Inc	74,928
337	*	Bookham, Inc	1,075

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

12,088	*	Broadcom Corp (Class A)	$361,673
2,622	*	Broadwing Corp	10,855
998		C&D Technologies, Inc	10,030
1,312	*	California Micro Devices Corp	6,626
5,178	*	Capstone Turbine Corp	8,026
1,244	*	Carrier Access Corp	7,414
784	*	Catapult Communications Corp	16,738
1,076	*	C-COR, Inc	6,542
938	*	Ceradyne, Inc	20,983
2,507	*	Checkpoint Systems, Inc	42,318
441	*	Cherokee International Corp	3,083
27,587	*	CIENA Corp	47,450
375	*	Comtech Telecommunications	19,537
9,563	*	Comverse Technology, Inc	241,179
18,226	*	Conexant Systems, Inc	27,339
3,697	*	Cree, Inc	80,410
2,206		CTS Corp	28,678
356		Cubic Corp	6,743
6,096	*	Cypress Semiconductor Corp	76,810
1,623	*	DDi Corp	4,544
945	*	Digital Theater Systems, Inc	17,114
315	*	Diodes, Inc	8,546
893	*	Ditech Communications Corp	11,136
1,625	*	DSP Group, Inc	41,860
603	*	Dupont Photomasks, Inc	16,082
11,914	*	Eagle Broadband, Inc	4,051
1,238	*	Electro Scientific Industries, Inc	24,005
20,474		Emerson Electric Co	1,329,377
506	*	EMS Technologies, Inc	6,882
3,544	*	Energizer Holdings, Inc	211,990
990	*	Energy Conversion Devices, Inc	22,503
2,877	*	Entegris, Inc	28,453
1,790	*	ESS Technology, Inc	9,433
1,631	*	Exar Corp	21,855
5,847	*	Fairchild Semiconductor International, Inc	89,634
2,787	*	Finisar Corp	3,484
882		Franklin Electric Co, Inc	33,278
18,791	*	Freescale Semiconductor, Inc (Class B)	324,145
940	*	FuelCell Energy, Inc	9,381
13,373	*	Gemstar-TV Guide International, Inc	58,173
515,621		General Electric Co	18,593,293
1,381	*	Genesis Microchip, Inc	19,955
600	*	Genlyte Group, Inc	53,982
4,850	*	GrafTech International Ltd	27,597
2,975		Harman International Industries, Inc	263,169
3,616	*	Harmonic, Inc	34,569
6,616		Harris Corp	216,012
1,822		Helix Technology Corp	28,186
1,372	*	Hexcel Corp	21,280
2,992		Hubbell, Inc (Class B)	152,891
1,522	*	Hutchinson Technology, Inc	52,935
3,316	*	Integrated Circuit Systems, Inc	63,402
5,633	*	Integrated Device Technology, Inc	67,765
1,720	*	Integrated Silicon Solution, Inc	11,524
315,916		Intel Corp	7,338,729
2,821	*	Interdigital Communications Corp	43,218
3,239	*	International Rectifier Corp	147,375
7,292		Intersil Corp (Class A)	126,297

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,180		Inter-Tel, Inc	$28,910
2,035	*	InterVoice, Inc	22,853
2,174	*	IXYS Corp	24,871
8,049	*	Jabil Circuit, Inc	229,557
66,628	*	JDS Uniphase Corp	111,269
4,808	*	Kemet Corp	37,262
4,055	*	Kopin Corp	12,449
5,104		L-3 Communications Holdings, Inc	362,486
670	*	LaserCard Corp	3,337
5,853	*	Lattice Semiconductor Corp	31,431
1,500	*	Leadis Technology, Inc	8,970
508	*	Lifeline Systems, Inc	15,403
15,050		Linear Technology Corp	576,565
1,273	*	Littelfuse, Inc	36,471
783		LSI Industries, Inc	8,793
18,165	*	LSI Logic Corp	101,542
1,473	*	Magnetek, Inc	7,851
782	*	Mattson Technology, Inc	6,209
15,696		Maxim Integrated Products, Inc	641,495
3,973		Maytag Corp	55,503
4,817	*	McData Corp (Class A)	18,164
634	*	Medis Technologies Ltd	9,092
4,588	*	MEMC Electronic Materials, Inc	61,709
930	*	Mercury Computer Systems, Inc	25,649
1,120	*	Merix Corp	12,555
1,902		Methode Electronics, Inc	23,033
653	*	Metrologic Instruments, Inc	14,679
3,856	*	Micrel, Inc	35,552
10,161		Microchip Technology, Inc	264,288
27,923	*	Micron Technology, Inc	288,724
3,298	*	Microsemi Corp	53,724
2,600	*	Microtune, Inc	11,206
1,159	*	Microvision, Inc	6,757
1,049	*	MIPS Technologies, Inc	12,063
1,538	*	Mobility Electronics, Inc	10,751
6,711		Molex, Inc	176,902
400	*	Monolithic Power Systems, Inc	3,532
1,142	*	Monolithic System Technology, Inc	6,681
1,007	*	Moog, Inc (Class A)	45,516
113,373		Motorola, Inc	1,697,194
2,269	*	MRV Communications, Inc	7,329
2,166	*	Mykrolis Corp	30,974
195		National Presto Industries, Inc	7,859
17,484		National Semiconductor Corp	360,345
493	*	NMS Communications Corp	2,115
6,852	*	Novellus Systems, Inc	183,154
8,042	*	Nvidia Corp	191,078
2,761	*	Omnivision Technologies, Inc	41,829
6,686	*	ON Semiconductor Corp	26,410
2,299	*	Openwave Systems, Inc	28,025
6,653	*	Oplink Communications, Inc	10,445
803	*	Optical Communication Products, Inc	1,397
655	*	OSI Systems, Inc	11,469
2,450	*	Paradyne Networks, Inc	5,120
976		Park Electrochemical Corp	19,774
934	*	Pericom Semiconductor Corp	8,004
1,823	*	Photronics, Inc	32,996
1,019	*	Pixelworks, Inc	8,305

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,662		Plantronics, Inc	$101,369
2,478	*	Plexus Corp	28,522
2,713	*	Plug Power, Inc	17,906
1,230	*	PLX Technology, Inc	12,915
8,488	*	PMC-Sierra, Inc	74,694
5,539	*	Polycom, Inc	93,886
200	*	Portalplayer, Inc	4,566
272	*	Powell Industries, Inc	5,037
1,662	*	Power Integrations, Inc	34,719
3,298	*	Power-One, Inc	16,028
5,719	*	Powerwave Technologies, Inc	44,265
4,736	*	QLogic Corp	191,808
78,490		Qualcomm, Inc	2,876,658
4,298	*	Rambus, Inc	64,771
862		Raven Industries, Inc	17,602
1,661	*	Rayovac Corp	69,098
1,421		Regal-Beloit Corp	40,911
3,669	*	Remec, Inc	19,372
9,060	*	RF Micro Devices, Inc	47,293
8,654		Rockwell Collins, Inc	411,844
956	*	Rogers Corp	38,240
25,269	*	Sanmina-SCI Corp	131,904
1,997	*	SBA Communications Corp	18,293
739	*	SBS Technologies, Inc	8,240
7,494		Scientific-Atlanta, Inc	211,481
618	*	Seachange International, Inc	8,003
4,124	*	Semtech Corp	73,696
1,030	*	Sigmatel, Inc	38,553
3,669	*	Silicon Image, Inc	36,910
2,092	*	Silicon Laboratories, Inc	62,153
3,292	*	Silicon Storage Technology, Inc	12,246
272	*	Siliconix, Inc	9,596
1,256	*	Sipex Corp	2,914
59,843	*	Sirius Satellite Radio, Inc	336,318
7,262	*	Skyworks Solutions, Inc	46,114
459		Smith (A.O.) Corp	13,251
1,460	*	Spatialight, Inc	7,373
1,085		Spectralink Corp	15,320
636	*	Staktek Holdings, Inc	2,519
245	*	Standard Microsystems Corp	4,253
867	*	Stoneridge, Inc	10,586
3,636	*	Stratex Networks, Inc	6,690
545	*	Supertex, Inc	9,979
7,980	*	Sycamore Networks, Inc	28,409
2,492	*	Symmetricom, Inc	27,636
917	*	Synaptics, Inc	21,274
1,564		Technitrol, Inc	23,335
2,657	*	Tekelec	42,352
22,296	*	Tellabs, Inc	162,761
3,755	*	Terayon Communication Systems, Inc	11,565
1,399	*	Tessera Technologies, Inc	60,479
83,822		Texas Instruments, Inc	2,136,623
2,966	*	Thomas & Betts Corp	95,802
9,853	*	Transmeta Corp	9,163
966	*	Trident Microsystems, Inc	17,079
2,129	*	Tripath Technology, Inc	1,895
4,139	*	Triquint Semiconductor, Inc	13,990
2,335	*	TTM Technologies, Inc	24,424
1,511	*	Ulticom, Inc	16,817

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,294	*	Universal Display Corp	$9,045
701	*	Universal Electronics, Inc	11,833
4,445	*	UTStarcom, Inc	48,673
3,373	*	Valence Technology, Inc	10,355
2,059	*	Varian Semiconductor Equipment Associates, Inc	78,263
10,927	*	Verso Technologies, Inc	3,934
4	*	Vialta, Inc	1
1,106	*	Viasat, Inc	20,671
882		Vicor Corp	9,208
7,097	*	Vishay Intertechnology, Inc	88,228
8,204	*	Vitesse Semiconductor Corp	21,987
700	*	Volterra Semiconductor Corp	9,450
2,762	*	Westell Technologies, Inc	15,219
3,424		Whirlpool Corp	231,907
1,230	*	Wilson Greatbatch Technologies, Inc	22,435
496		Woodhead Industries, Inc	6,746
16,786		Xilinx, Inc	490,655
1,232	*	Zhone Technologies, Inc	3,142

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	48,151,162

ENGINEERING AND MANAGEMENT SERVICES - 0.84%
1,667	*	Accelrys, Inc	9,885
701	*	Advisory Board Co	30,634
3,181	*	Affymetrix, Inc	136,274
2,498	*	Answerthink, Inc	10,317
1,284	*	Antigenics, Inc	8,603
3,531	*	Applera Corp (Celera Genomics Group)	36,193
868	*	Ariad Pharmaceuticals, Inc	4,861
488	*	Axonyx, Inc	600
7,753	*	BearingPoint, Inc	67,994
7,996	*	Celgene Corp	272,264
4,406	*	Century Business Services, Inc	18,065
715	*	Charles River Associates, Inc	35,285
1,089	*	Ciphergen Biosystems, Inc	3,017
884	*	Cornell Cos, Inc	11,138
1,985		Corporate Executive Board Co	126,941
1,975	*	Corrections Corp of America	76,235
3,183	*	Covance, Inc	151,543
2,736	*	CuraGen Corp	11,382
1,234	*	CV Therapeutics, Inc	25,124
2,687	*	Decode Genetics, Inc	15,316
1,348	*	DiamondCluster International, Inc	21,703
4,339	*	Digitas, Inc	43,824
1,809	*	Diversa Corp	9,009
1,629	*	Dyax Corp	5,245
2,466	*	eResearch Technology, Inc	29,049
3,518	*	Exelixis, Inc	23,852
500	*	Exponent, Inc	11,945
4,115		Fluor Corp	228,094
623	*	Forrester Research, Inc	8,772
2,089	*	FTI Consulting, Inc	43,117
2,419	*	Gartner, Inc (Class A)	23,150
104	*	Gartner, Inc (Class B)	972
428	*	Genencor International, Inc	8,230
2,414	*	Gen-Probe, Inc	107,568
900	*	Greenfield Online, Inc	17,685

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

24,530		Halliburton Co	$1,060,922
2,314	*	Hewitt Associates, Inc	61,552
3,144	*	Incyte Corp	21,474
536	*	Infrasource Services, Inc	6,432
2,829	*	Jacobs Engineering Group, Inc	146,882
246	*	Keryx Biopharmaceuticals, Inc	3,287
2,041	*	Kosan Biosciences, Inc	8,368
452		Landauer, Inc	21,488
812	*	LECG Corp	15,915
3,541	*	Lexicon Genetics, Inc	18,095
1,768	*	Lifecell Corp	15,735
1,668	*	Luminex Corp	12,560
1,761	*	Maxim Pharmaceuticals, Inc	3,099
943		MAXIMUS, Inc	31,581
1,529	*	Maxygen, Inc	13,119
6,232		Moody's Corp	503,920
311	*	MTC Technologies, Inc	10,107
1,418	*	Myriad Genetics, Inc	26,077
2,424	*	Navigant Consulting, Inc	66,006
660	*	Neopharm, Inc	5,128
3,776	*	Oscient Pharmaceuticals Corp	8,836
1,612	*	Parexel International Corp	37,882
16,094		Paychex, Inc	528,205
1,249	*	Per-Se Technologies, Inc	19,172
2,334	*	Pharmaceutical Product Development, Inc	113,082
5,471	*	Pharmos Corp	3,447
1,581	*	PRG-Schultz International, Inc	7,921
4,079		Quest Diagnostics, Inc	428,825
1,079	*	Regeneration Technologies, Inc	11,124
2,161	*	Regeneron Pharmaceuticals, Inc	11,043
2,578	*	Resources Connection, Inc	53,958
622	*	Rigel Pharmaceuticals, Inc	9,977
2,570	*	Seattle Genetics, Inc	13,210
594	*	SFBC International, Inc	20,933
905	*	Sourcecorp	18,227
1,645	*	Symyx Technologies, Inc	36,272
389	*	Tejon Ranch Co	17,349
2,418	*	Telik, Inc	36,463
2,474	*	Tetra Tech, Inc	31,222
1,680	*	Transkaryotic Therapies, Inc	41,941
595	*	TRC Cos, Inc	8,746
693	*	Trimeris, Inc	7,803
1,751	*	URS Corp	50,341
449	*	Ventiv Health, Inc	10,327
1,490	*	Washington Group International, Inc	67,035
1,377		Watson Wyatt & Co Holdings	37,454

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	5,316,428

FABRICATED METAL PRODUCTS - 0.64%
1,836	*	Alliant Techsystems, Inc	131,182
5,580		Ball Corp	231,458
854		CIRCOR International, Inc	21,051
3,212		Commercial Metals Co	108,855
1,200	*	Commercial Vehicle Group, Inc	24,000
2,824		Crane Co	81,303
8,064	*	Crown Holdings, Inc	125,476

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

11,542		Danaher Corp	$616,458
1,468	*	Griffon Corp	31,430
311		Gulf Island Fabrication, Inc	7,296
2,175		Harsco Corp	129,652
12,295		Illinois Tool Works, Inc	1,100,771
870	*	Intermagnetics General Corp	21,176
3,728	*	Jacuzzi Brands, Inc	36,385
444		Lifetime Hoan Corp	6,878
21,304		Masco Corp	738,610
872	*	Mobile Mini, Inc	35,237
1,111	*	NCI Building Systems, Inc	42,885
3,240	*	Shaw Group, Inc	70,632
728		Silgan Holdings, Inc	47,305
2,084		Simpson Manufacturing Co, Inc	64,396
2,923		Snap-On, Inc	92,922
3,507		Stanley Works	158,762
1,318		Sturm Ruger & Co, Inc	9,134
2,396	*	Taser International, Inc	28,752
1,108		Valmont Industries, Inc	24,731
617	*	Water Pik Technologies, Inc	12,155
1,391		Watts Water Technologies, Inc (Class A)	45,360

		TOTAL FABRICATED METAL PRODUCTS	4,044,252

FOOD AND KINDRED PRODUCTS - 3.04%
881		American Italian Pasta Co (Class A)	24,139
39,477		Anheuser-Busch Cos, Inc	1,870,815
28,174		Archer Daniels Midland Co	692,517
467	*	Boston Beer Co, Inc (Class A)	10,227
932		Cal-Maine Foods, Inc	7,326
11,202		Campbell Soup Co	325,082
156		Coca-Cola Bottling Co Consolidated	8,160
103,133		Coca-Cola Co	4,297,552
11,387		Coca-Cola Enterprises, Inc	233,661
25,550		Conagra Foods, Inc	690,388
4,525	*	Constellation Brands, Inc (Class A)	239,237
3,994		Corn Products International, Inc	103,804
3,571	*	Darling International, Inc	14,248
7,255	*	Dean Foods Co	248,846
8,875	*	Del Monte Foods Co	96,294
530		Farmer Brothers Co	12,693
1,822		Flowers Foods, Inc	51,399
14,102		General Mills, Inc	693,113
900	*	Gold Kist, Inc	14,310
17,106		H.J. Heinz Co	630,185
374	*	Hansen Natural Corp	22,466
5,377	*	Hercules, Inc	77,913
8,431		Hershey Foods Corp	509,738
3,669		Hormel Foods Corp	114,143
272		J & J Snack Foods Corp	12,738
2,856		J.M. Smucker Co	143,657
11,959		Kellogg Co	517,466
12,840		Kraft Foods, Inc (Class A)	424,362
1,079		Lancaster Colony Corp	45,911
1,379		Lance, Inc	22,160
517	*	M&F Worldwide Corp	6,897
6,775		McCormick & Co, Inc (Non-Vote)	233,263

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

492		MGP Ingredients, Inc	$4,103
1,946		Molson Coors Brewing Co (Class B)	150,173
234	*	National Beverage Corp	1,907
557	*	Peets Coffee & Tea, Inc	13,730
7,436		Pepsi Bottling Group, Inc	207,093
3,435		PepsiAmericas Inc	77,837
83,305		PepsiCo, Inc	4,417,664
1,118		Pilgrim's Pride Corp	39,935
1,396		Ralcorp Holdings, Inc	66,101
641		Sanderson Farms, Inc	27,698
38,329		Sara Lee Corp	849,371
1,978		Sensient Technologies Corp	42,646
4,602	*	Smithfield Foods, Inc	145,193
834		Tootsie Roll Industries, Inc	25,020
2,018		Topps Co, Inc	18,586
10,637		Tyson Foods, Inc (Class A)	177,442
7,690		Wrigley (Wm.) Jr Co	504,233

		TOTAL FOOD AND KINDRED PRODUCTS	19,163,442

FOOD STORES - 0.46%
1,513	*	7-Eleven, Inc	36,342
17,794		Albertson's, Inc	367,446
70		Arden Group, Inc (Class A)	4,969
736	*	Great Atlantic & Pacific Tea Co, Inc	10,966
467		Ingles Markets, Inc (Class A)	6,221
35,803	*	Kroger Co	573,922
1,640	*	Panera Bread Co (Class A)	92,709
722	*	Pantry, Inc	22,360
1,649	*	Pathmark Stores, Inc	10,405
1,284		Ruddick Corp	29,725
21,633	*	Safeway, Inc	400,860
19,250	*	Starbucks Corp	994,455
775		Weis Markets, Inc	28,574
3,163		Whole Foods Market, Inc	323,037
1,775	*	Wild Oats Markets, Inc	18,868

		TOTAL FOOD STORES	2,920,859

FORESTRY - 0.13%
11,647		Weyerhaeuser Co	797,820

		TOTAL FORESTRY	797,820

FURNITURE AND FIXTURES - 0.27%
510		Bassett Furniture Industries, Inc	10,047
1,652		Ethan Allen Interiors, Inc	52,864
1,940		Furniture Brands International, Inc	42,311
3,110		Herman Miller, Inc	93,673
2,689		Hillenbrand Industries, Inc	149,159
2,539		HNI Corp	114,128
808		Hooker Furniture Corp	15,263
1,830	*	Interface, Inc (Class A)	12,481
9,254		Johnson Controls, Inc	516,003

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,651		Kimball International, Inc (Class B)	$23,939
1,674		La-Z-Boy, Inc	23,319
9,417		Leggett & Platt, Inc	271,963
13,331		Newell Rubbermaid, Inc	292,482
1,864	*	Select Comfort Corp	38,100
234		Stanley Furniture Co, Inc	11,064
716	*	Tempur-Pedic International, Inc	13,361

		TOTAL FURNITURE AND FIXTURES	1,680,157

FURNITURE AND HOMEFURNISHINGS STORES - 0.38%
14,620	*	Bed Bath & Beyond, Inc	534,215
12,838		Best Buy Co, Inc	693,380
9,608		Circuit City Stores, Inc (Circuit City Group)	154,208
742	*	Cost Plus, Inc	19,945
656	*	Electronics Boutique Holdings Corp	28,188
1,578	*	GameStop Corp (Class B)	35,189
1,415	*	Guitar Center, Inc	77,584
701		Haverty Furniture Cos, Inc	10,690
678	*	Kirkland's, Inc	7,499
2,507	*	Linens 'n Things, Inc	62,249
2,636	*	Mohawk Industries, Inc	222,215
4,944		Pier 1 Imports, Inc	90,129
7,870		RadioShack Corp	192,815
1,637	*	Restoration Hardware, Inc	9,331
2,426		Steelcase, Inc (Class A)	33,479
1,705	*	The Bombay Co, Inc	9,037
1,345	*	Trans World Entertainment Corp	19,812
4,666	*	Williams-Sonoma, Inc	171,476

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	2,371,441

GENERAL BUILDING CONTRACTORS - 0.47%
2,134		Beazer Homes U.S.A., Inc	106,401
556		Brookfield Homes Corp	23,469
6,040		Centex Corp	345,911
15,169		D.R. Horton, Inc	443,541
378	*	Dominion Homes, Inc	6,400
1,632	*	Hovnanian Enterprises, Inc (Class A)	83,232
1,802		KB Home	211,663
6,141		Lennar Corp (Class A)	348,072
793		Levitt Corp (Class A)	20,333
454		M/I Homes, Inc	22,214
1,621		MDC Holdings, Inc	112,903
1,116	*	Meritage Homes Corp	65,755
251	*	NVR, Inc	197,035
935	*	Palm Harbor Homes, Inc	15,203
531	*	Perini Corp	7,322
5,206		Pulte Homes, Inc	383,318
2,402		Ryland Group, Inc	148,972
1,673		Standard-Pacific Corp	120,774
572		Technical Olympic U.S.A., Inc	17,274
2,435	*	Toll Brothers, Inc	192,000
1,229		Walter Industries, Inc	52,294
1,306	*	WCI Communities, Inc	39,284
300	*	William Lyon Homes, Inc	23,010

		TOTAL GENERAL BUILDING CONTRACTORS	2,986,380

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

GENERAL MERCHANDISE STORES - 2.13%
3,121	*	99 Cents Only Stores	$41,104
5,752	*	Big Lots, Inc	69,139
3,455	*	BJ's Wholesale Club, Inc	107,312
1,147	*	Brookstone, Inc	18,604
700	*	Cabela's, Inc	14,441
2,810		Casey's General Stores, Inc	50,496
431	*	Conn's, Inc	8,103
22,311		Costco Wholesale Corp	985,700
3,020		Dillard's, Inc (Class A)	81,238
14,377		Dollar General Corp	315,000
5,618	*	Dollar Tree Stores, Inc	161,405
7,387		Family Dollar Stores, Inc	224,269
8,293		Federated Department Stores, Inc	527,766
1,677		Fred's, Inc	28,794
356	*	Gander Mountain Co	4,664
11,856		J.C. Penney Co, Inc	615,563
14,600	*	Kohl's Corp	753,798
14,064		May Department Stores Co	520,649
2,302		Neiman Marcus Group, Inc (Class A)	210,656
30		Neiman Marcus Group, Inc (Class B)	2,708
923	*	Retail Ventures, Inc	8,409
6,175		Saks, Inc	111,459
873	*	ShopKo Stores, Inc	19,398
995	*	Stein Mart, Inc	22,388
44,275		Target Corp	2,214,635
1,501	*	Tuesday Morning Corp	43,334
125,165		Wal-Mart Stores, Inc	6,272,018

		TOTAL GENERAL MERCHANDISE STORES	13,433,050

HEALTH SERVICES - 1.03%
2,422	*	Accredo Health, Inc	107,561
578	*	Amedisys, Inc	17,484
661	*	America Service Group, Inc	14,628
1,199	*	American Healthways, Inc	39,591
981	*	Amsurg Corp	24,819
2,436	*	Apria Healthcare Group, Inc	78,196
5,290	*	Beverly Enterprises, Inc	65,490
1,379	*	Bio-Reference Labs, Inc	19,196
22,510	*	Caremark Rx, Inc	895,448
3,063	*	Community Health Systems, Inc	106,929
272	*	Corvel Corp	5,799
5,163	*	Coventry Health Care, Inc	351,807
1,547	*	Cross Country Healthcare, Inc	25,928
4,822	*	DaVita, Inc	201,801
1,146	*	Enzo Biochem, Inc	16,525
3,223	*	Express Scripts, Inc	281,013
634	*	Genesis HealthCare Corp	27,192
1,208	*	Gentiva Health Services, Inc	19,545
20,807		HCA, Inc	1,114,631
11,873		Health Management Associates, Inc (Class A)	310,835
2,891		Hooper Holmes, Inc	11,044
896	*	Kindred Healthcare, Inc	31,450
461	*	LabOne, Inc	15,895
6,977	*	Laboratory Corp of America Holdings	336,291
910		LCA-Vision, Inc	30,303

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,924	*	LifePoint Hospitals, Inc	$84,348
4,855	*	Lincare Holdings, Inc	214,737
1,375	*	Magellan Health Services, Inc	46,819
4,415		Manor Care, Inc	160,529
705	*	Matria Healthcare, Inc	21,651
375	*	Medcath Corp	10,987
13,179	*	Medco Health Solutions, Inc	653,283
584		National Healthcare Corp	19,979
2,337	*	NeighborCare, Inc	68,357
1,100	*	OCA, Inc	4,675
1,121	*	Odyssey HealthCare, Inc	13,183
876		Option Care, Inc	18,037
1,051	*	Pediatrix Medical Group, Inc	72,088
1,877	*	Province Healthcare Co	45,217
717	*	Psychiatric Solutions, Inc	32,982
900	*	Radiation Therapy Services, Inc	17,082
408	*	RehabCare Group, Inc	11,714
3,279	*	Renal Care Group, Inc	124,405
352	*	Specialty Laboratories, Inc	3,362
821	*	Sunrise Senior Living, Inc	39,901
515	*	Symbion, Inc	11,006
22,570	*	Tenet Healthcare Corp	260,232
3,785	*	Triad Hospitals, Inc	189,678
1,449	*	United Surgical Partners International, Inc	66,321
2,416		Universal Health Services, Inc (Class B)	126,598
583	*	VistaCare, Inc (Class A)	11,934

		TOTAL HEALTH SERVICES	6,478,506

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
1,870		Granite Construction, Inc	49,125
1,290	*	Insituform Technologies, Inc (Class A)	18,718

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	67,843

HOLDING AND OTHER INVESTMENT OFFICES - 3.06%
860	*	4Kids Entertainment, Inc	19,015
1,100		Aames Investment Corp	9,020
625		Acadia Realty Trust	10,050
1,436		Affordable Residential Communities	18,165
834		Alabama National Bancorp	51,616
1,164		Alexandria Real Estate Equities, Inc	74,938
6,321		Allied Capital Corp	164,978
4,022		AMB Property Corp	152,032
1,484		Amcore Financial, Inc	41,923
900		American Campus Communities, Inc	18,900
5,378		American Financial Realty Trust	78,680
1,368		American Home Mortgage Investment Corp	39,179
974		AMLI Residential Properties Trust	26,678
6,366		Annaly Mortgage Management, Inc	119,426
2,332		Anthracite Capital, Inc	25,978
1,220		Anworth Mortgage Asset Corp	11,651
4,659		Apartment Investment & Management Co (Class A)	173,315
3,457		Apollo Investment Corp	58,008
436		Arbor Realty Trust, Inc	10,791
9,591		Archstone-Smith Trust	327,149

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,424		Arden Realty, Inc	$115,902
1,145		Ashford Hospitality Trust, Inc	11,679
3,519		AvalonBay Communities, Inc	235,386
717		Bedford Property Investors	15,652
1,400		BioMed Realty Trust, Inc	28,840
4,083		Boston Properties, Inc	245,919
2,446		Brandywine Realty Trust	69,466
2,453		BRE Properties, Inc (Class A)	86,591
2,667		Brookline Bancorp, Inc	39,738
2,612		Camden Property Trust	122,842
1,936		Capital Automotive REIT	64,120
2,308		Capital Lease Funding, Inc	25,503
170		Capital Southwest Corp	13,447
500		Capital Trust, Inc	16,590
687		Capitol Bancorp Ltd	20,782
924		Capstead Mortgage Corp	7,900
2,647		CarrAmerica Realty Corp	83,513
5,022		Catellus Development Corp	133,836
1,241		CBL & Associates Properties, Inc	88,744
1,000		Cedar Shopping Centers, Inc	14,240
2,382		Centerpoint Properties Trust	97,662
313		Cherokee, Inc	10,479
811		Colonial Properties Trust	31,151
2,370		Commercial Net Lease Realty, Inc	43,726
621		Community Banks, Inc	15,519
3,993		Cornerstone Realty Income Trust, Inc	39,611
1,373		Corporate Office Properties Trust	36,357
867		Correctional Properties Trust	21,892
1,972		Cousins Properties, Inc	51,016
3,857		Crescent Real Estate Equities Co	63,023
1,401		CRT Properties, Inc	30,514
4,919		Developers Diversified Realty Corp	195,530
500		Digital Realty Trust, Inc	7,185
7,034		Duke Realty Corp	209,965
1,204		Eastgroup Properties, Inc	45,391
154	*	Enstar Group, Inc	9,240
1,254		Entertainment Properties Trust	51,953
2,135		Equity Inns, Inc	23,549
659		Equity Lifestyle Properties, Inc	23,230
19,576		Equity Office Properties Trust	589,825
1,113		Equity One, Inc	22,917
13,646		Equity Residential	439,538
1,324		Essex Property Trust, Inc	91,488
1,500		Extra Space Storage, Inc	20,250
2,528		Federal Realty Investment Trust	122,229
1,668	*	FelCor Lodging Trust, Inc	20,733
1,272	*	First Acceptance Corp	13,483
501		First Indiana Corp	12,124
2,224		First Industrial Realty Trust, Inc	84,134
5,633		First Niagara Financial Group, Inc	74,412
672		First Place Financial Corp	12,298
3,450		Fremont General Corp	75,865
6,702		Friedman Billings Ramsey Group, Inc	106,361
1,664		Gables Residential Trust	55,411
10,569		General Growth Properties, Inc	360,403
444		German American Bancorp	6,882
445		Gladstone Capital Corp	9,443
823		Glenborough Realty Trust, Inc	15,736

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		VALUE

2,061	Glimcher Realty Trust	$48,846
700	Global Signal, Inc	20,972
1,100	GMH Communities Trust	12,881
1,100	Government Properties Trust, Inc	10,956
500	Gramercy Capital Corp	9,750
772	Harris & Harris Group, Inc	9,295
6,440	Health Care Property Investors, Inc	151,147
2,568	Health Care REIT, Inc	82,176
2,502	Healthcare Realty Trust, Inc	91,173
1,589	Heritage Property Investment Trust	47,162
1,051	Highland Hospitality Corp	10,878
3,033	Highwoods Properties, Inc	81,345
1,661	Home Properties, Inc	64,447
2,300	HomeBanc Corp	20,332
3,227		Hospitality Properties Trust	130,306
16,782		Host Marriott Corp	277,910
8,504		HRPT Properties Trust	101,283
3,699		IMPAC Mortgage Holdings, Inc	70,947
1,530		Innkeepers U.S.A. Trust	19,752
3,224		Investors Real Estate Trust	30,080
5,090		iShares Russell 2000 Index Fund	621,743
5,424		iStar Financial, Inc	223,360
1,484		Kilroy Realty Corp	60,710
4,841		Kimco Realty Corp	260,930
900		Kite Realty Group Trust	12,960
1,397		Kramont Realty Trust	32,690
9,179	*	La Quinta Corp	78,022
1,024		LaSalle Hotel Properties	29,747
2,095		Lexington Corporate Properties Trust	45,964
4,124		Liberty Property Trust	161,042
676		LTC Properties, Inc	11,729
870		Luminent Mortgage Capital, Inc	9,553
2,904		Macerich Co	154,725
3,013		Mack-Cali Realty Corp	127,601
1,912		Maguire Properties, Inc	45,659
2,709	*	Meristar Hospitality Corp	18,963
3,930		MFA Mortgage Investments, Inc	29,907
717		Mid-America Apartment Communities, Inc	26,171
2,875		Mills Corp	152,088
1,970		Mission West Properties, Inc	20,882
1,400		MortgageIT Holdings, Inc	22,330
679		National Health Investors, Inc	17,640
3,671		Nationwide Health Properties, Inc	74,191
1,967		New Century Financial Corp	92,095
4,851		New Plan Excel Realty Trust	121,809
1,741		Newcastle Investment Corp	51,534
1,155		Novastar Financial, Inc	41,592
2,583		Omega Healthcare Investors, Inc	28,361
1,059		Oriental Financial Group, Inc	24,802
512		Origen Financial, Inc	3,538
2,003		Pan Pacific Retail Properties, Inc	113,670
474		Parkway Properties, Inc	22,136
1,580		Pennsylvania Real Estate Investment Trust	63,706
8,942		Plum Creek Timber Co, Inc	319,229

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

12,938		Popular, Inc	$314,652
1,674		Post Properties, Inc	51,961
2,239		Prentiss Properties Trust	76,484
812		PrivateBancorp, Inc	25,505
8,851		Prologis	328,372
870		Prosperity Bancshares, Inc	23,046
562		PS Business Parks, Inc	22,649
4,057		Public Storage, Inc	231,006
802		RAIT Investment Trust	21,510
642		Ramco-Gershenson Properties	17,430
3,988		Realty Income Corp	91,245
3,769		Reckson Associates Realty Corp	115,708
760		Redwood Trust, Inc	38,897
3,000		Regency Centers Corp	142,890
966		Sandy Spring Bancorp, Inc	31,221
884		Saul Centers, Inc	28,288
1,900		Saxon Capital, Inc	32,680
2,755		Senior Housing Properties Trust	45,953
2,369		Shurgard Storage Centers, Inc (Class A)	97,082
7,673		Simon Property Group, Inc	464,830
2,037		SL Green Realty Corp	114,520
959		Sovran Self Storage, Inc	38,005
30,000		SPDR Trust Series 1	3,538,800
600		Strategic Hotel Capital, Inc	8,820
581		Suffolk Bancorp	19,190
603		Sun Communities, Inc	21,587
800		Sunstone Hotel Investors, Inc	17,160
1,763		Susquehanna Bancshares, Inc	42,982
1,592		Tanger Factory Outlet Centers, Inc	35,024
517	*	Tarragon Realty Investors, Inc	10,438
2,792		Taubman Centers, Inc	77,450
4,426		Thornburg Mortgage, Inc	124,105
463		Tompkins Trustco, Inc	19,701
728		Town & Country Trust	19,256
4,902		Trizec Properties, Inc	93,138
6,253		United Dominion Realty Trust, Inc	130,500
584		Universal Health Realty Income Trust	16,498
961		Urstadt Biddle Properties, Inc (Class A)	14,655
1,300		U-Store-It Trust	22,620
4,053		Ventas, Inc	101,163
4,732		Vornado Realty Trust	327,786
42,473		Washington Mutual, Inc	1,677,683
2,010		Washington Real Estate Investment Trust	57,788
3,788		Weingarten Realty Investors	130,724
346		Westfield Financial, Inc	8,650
872		Winston Hotels, Inc	10,202

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	19,305,278

HOTELS AND OTHER LODGING PLACES - 0.40%
494		Ameristar Casinos, Inc	27,012
812	*	Bluegreen Corp	10,434
2,518		Boyd Gaming Corp	131,314
978		Choice Hotels International, Inc	60,587
533	*	Empire Resorts, Inc	3,853
18,531		Hilton Hotels Corp	414,190
1,000	*	Las Vegas Sands Corp	45,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,287	*	Mandalay Resort Group	$231,701
1,068		Marcus Corp	21,894
9,429		Marriott International, Inc (Class A)	630,423
2,952	*	MGM Mirage	209,061
1,368	*	Pinnacle Entertainment, Inc	22,846
10,105		Starwood Hotels & Resorts Worldwide, Inc	606,603
581	*	Vail Resorts, Inc	14,670
1,680	*	Wynn Resorts Ltd	113,803

		TOTAL HOTELS AND OTHER LODGING PLACES	2,543,391

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.98%
37,945		3M Co	3,251,507
646	*	Aaon, Inc	10,633
1,375	*	Actuant Corp	61,765
6,169	*	Adaptec, Inc	29,550
2,908	*	Advanced Digital Information Corp	23,846
4,410	*	AGCO Corp	80,483
1,031		Albany International Corp (Class A)	31,837
9,071		American Standard Cos, Inc	421,620
39,028	*	Apple Computer, Inc	1,626,297
81,612		Applied Materials, Inc	1,326,211
660	*	Astec Industries, Inc	14,553
350	*	ASV, Inc	13,876
2,452	*	Asyst Technologies, Inc	11,745
1,699	*	Authentidate Holding Corp	6,779
2,394	*	Avocent Corp	61,455
4,924	*	Axcelis Technologies, Inc	35,952
16,132		Baker Hughes, Inc	717,713
3,942		Black & Decker Corp	311,379
938		Black Box Corp	35,091
209	*	Blount International, Inc	3,549
2,480		Briggs & Stratton Corp	90,297
2,461	*	Brooks Automation, Inc	37,358
300		Bucyrus International, Inc (Class A)	11,718
629		Cascade Corp	22,015
16,671		Caterpillar, Inc	1,524,396
4,749	*	Cirrus Logic, Inc	21,465
330,275	*	Cisco Systems, Inc	5,908,620
2,684	*	Cooper Cameron Corp	153,552
2,124	*	Cray, Inc	5,416
2,021		Cummins, Inc	142,177
738	*	Cuno, Inc	37,926
1,690	*	Cymer, Inc	45,241
12,078		Deere & Co	810,796
123,593	*	Dell, Inc	4,748,443
3,618		Diebold, Inc	198,447
3,790		Donaldson Co, Inc	122,341
2,098	*	Dot Hill Systems Corp	12,483
9,907		Dover Corp	374,386
350	*	Dril-Quip, Inc	10,759
7,348		Eaton Corp	480,559
3,034	*	Electronics For Imaging, Inc	54,127
117,192	*	EMC Corp	1,443,805
4,442	*	Emulex Corp	83,687
1,286		Engineered Support Systems, Inc	68,827
936	*	EnPro Industries, Inc	25,740

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,330	*	Esterline Technologies Corp	$45,952
1,723	*	FalconStor Software, Inc	10,286
813	*	Flanders Corp	9,171
2,675	*	Flowserve Corp	69,202
3,267	*	FMC Technologies, Inc	108,399
1,858	*	FSI International, Inc	7,859
973	*	Gardner Denver, Inc	38,443
10,829	*	Gateway, Inc	43,641
166	*	General Binding Corp	3,486
1,904	*	Global Power Equipment Group, Inc	18,240
388		Gorman-Rupp Co	8,326
3,472		Graco, Inc	140,130
5,981	*	Grant Prideco, Inc	144,501
141,821		Hewlett-Packard Co	3,111,553
969	*	Hydril	56,599
2,871	*	Hypercom Corp	13,580
2,589		IDEX Corp	104,466
1,626	*	InFocus Corp	9,333
82,273		International Business Machines Corp	7,518,107
16,901		International Game Technology	450,581
1,041	*	Intevac, Inc	9,817
2,698	*	Iomega Corp	11,574
4,534		ITT Industries, Inc	409,148
1,591		JLG Industries, Inc	34,286
3,744		Joy Global, Inc	131,265
734	*	Kadant, Inc	13,616
1,548		Kaydon Corp	48,607
1,829		Kennametal, Inc	86,859
1,393	*	Komag, Inc	31,134
2,658	*	Kulicke & Soffa Industries, Inc	16,719
6,514	*	Lam Research Corp	187,994
2,316		Lennox International, Inc	50,767
6,402	*	Lexmark International, Inc	511,968
1,273		Lincoln Electric Holdings, Inc	38,292
545		Lindsay Manufacturing Co	10,399
272		Lufkin Industries, Inc	13,135
1,162		Manitowoc Co, Inc	46,933
11,087	*	Maxtor Corp	58,983
593	*	Maxwell Technologies, Inc	5,438
78	*	Mestek, Inc	1,759
1,958	*	Micros Systems, Inc	71,878
278		Middleby Corp	13,733
5,500	*	Milacron, Inc	16,775
957		Modine Manufacturing Co	28,069
132		Nacco Industries, Inc (Class A)	13,456
8,114	*	National Oilwell Varco, Inc	378,924
446	*	Netgear, Inc	6,730
15,084	*	Network Appliance, Inc	417,223
1,121		Nordson Corp	41,275
819	*	Oil States International, Inc	16,830
1,354	*	Omnicell, Inc	9,762
419	*	Overland Storage, Inc	6,151
6,218		Pall Corp	168,632
2,101	*	PalmOne, Inc	53,323
5,834		Parker Hannifin Corp	355,468
1,351	*	Paxar Corp	28,830
4,844		Pentair, Inc	188,916
11,253		Pitney Bowes, Inc	507,735

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

810	*	Planar Systems, Inc	$7,306
2,522	*	Presstek, Inc	19,470
1,160	*	ProQuest Co	41,934
5,111	*	Quantum Corp	14,873
623		Robbins & Myers, Inc	13,712
9,048		Rockwell Automation, Inc	512,479
7,892	*	Sandisk Corp	219,398
701		Sauer-Danfoss, Inc	15,864
311		Schawk, Inc	5,676
3,701	*	Scientific Games Corp (Class A)	84,568
778	*	Semitool, Inc	7,936
9,826	*	Silicon Graphics, Inc	11,693
5,156		Smith International, Inc	323,436
45,268	*	Solectron Corp	157,080
3,788		SPX Corp	163,945
644		Standex International Corp	17,581
1,401		Stewart & Stevenson Services, Inc	32,069
5,217	*	Storage Technology Corp	160,684
11,379		Symbol Technologies, Inc	164,882
964		Tecumseh Products Co (Class A)	38,184
467		Tennant Co	18,068
2,467	*	Terex Corp	106,821
502		Thomas Industries, Inc	19,899
3,508		Timken Co	95,909
1,146		Toro Co	101,421
531	*	Transact Technologies, Inc	5,315
1,184	*	Ultratech, Inc	17,286
2,709	*	UNOVA, Inc	55,941
1,366	*	Veeco Instruments, Inc	20,558
10,172	*	Western Digital Corp	129,693
733		Woodward Governor Co	52,556
46,470	*	Xerox Corp	704,020
11,001	*	Xybernaut Corp	4,620
2,124		York International Corp	83,218
2,902	*	Zebra Technologies Corp (Class A)	137,816

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	44,030,591

INSTRUMENTS AND RELATED PRODUCTS - 2.89%
1,086	*	Abaxis, Inc	9,611
948	*	Abiomed, Inc	10,030
588	*	ADE Corp	13,054
2,035	*	Advanced Medical Optics, Inc	73,687
920	*	Advanced Neuromodulation Systems, Inc	24,665
23,321	*	Agilent Technologies, Inc	517,748
1,396	*	Aksys Ltd	4,425
2,938	*	Align Technology, Inc	18,333
2,840	*	American Medical Systems Holdings, Inc	48,791
650		Analogic Corp	28,113
9,846		Applera Corp (Applied Biosystems Group)	194,360
1,367		Arrow International, Inc	46,956
1,223	*	Arthrocare Corp	34,856
1,005	*	August Technology Corp	11,779
5,146		Bard (C.R.), Inc	350,340
2,668		Bausch & Lomb, Inc	195,564
29,753		Baxter International, Inc	1,011,007
3,125		Beckman Coulter, Inc	207,656

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

12,303		Becton Dickinson & Co	$718,741
822		BEI Technologies, Inc	19,703
1,237		Biolase Technology, Inc	10,515
12,405		Biomet, Inc	450,302
674	*	Bio-Rad Laboratories, Inc (Class A)	32,831
32,063	*	Boston Scientific Corp	939,125
1,108	*	Bruker BioSciences Corp	3,900
782	*	Candela Corp	6,975
4,271	*	Cardiac Science, Inc	4,912
1,946	*	Cardiodynamics International Corp	5,682
2,773	*	Cepheid, Inc	26,815
272	*	Closure Medical Corp	7,262
2,284		Cognex Corp	56,826
1,323	*	Coherent, Inc	44,664
1,056		Cohu, Inc	16,843
1,587	*	Conceptus, Inc	12,379
1,172	*	Conmed Corp	35,301
2,073		Cooper Cos, Inc	151,122
5,387	*	Credence Systems Corp	42,611
1,735	*	CTI Molecular Imaging, Inc	35,168
1,119	*	Cyberonics, Inc	49,426
461	*	Cyberoptics Corp	5,753
5,475	*	Cytyc Corp	125,980
717		Datascope Corp	21,926
4,034		Dentsply International, Inc	219,490
1,312	*	Depomed, Inc	5,169
1,055	*	Dionex Corp	57,498
1,011	*	DJ Orthopedics, Inc	25,326
881	*	DRS Technologies, Inc	37,443
13,890		Eastman Kodak Co	452,120
762		EDO Corp	22,898
2,994	*	Edwards Lifesciences Corp	129,401
1,914	*	Encore Medical Corp	10,297
767	*	ESCO Technologies, Inc	61,628
301	*	Exactech, Inc	5,108
745	*	Excel Technology, Inc	18,312
410		E-Z-Em-Inc	4,887
158	*	Faro Technologies, Inc	3,719
776	*	FEI Co	17,964
5,381	*	Fisher Scientific International, Inc	306,287
3,784	*	Flir Systems, Inc	114,655
1,625	*	Formfactor, Inc	36,790
2,132	*	Fossil, Inc	55,272
15,178		Guidant Corp	1,121,654
1,114	*	Haemonetics Corp	46,966
1,182	*	Hanger Orthopedic Group, Inc	7,033
528	*	Herley Industries, Inc	9,034
998	*	Hologic, Inc	31,811
590	*	ICU Medical, Inc	20,945
1,028	*	I-Flow Corp	16,273
1,378	*	II-VI, Inc	24,032
1,610	*	Illumina, Inc	13,009
1,748	*	Inamed Corp	122,150
4,066	*	Input/Output, Inc	26,226
813	*	Integra LifeSciences Holding	28,634
400	*	Intralase Corp	6,696
1,584	*	Intuitive Surgical, Inc	72,024
1,356		Invacare Corp	60,518

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

458	*	Ista Pharmaceuticals, Inc	$4,525
1,197	*	Itron, Inc	35,479
1,544	*	Ixia	27,468
618		Keithley Instruments, Inc	9,968
593	*	Kensey Nash Corp	16,058
9,670		KLA-Tencor Corp	444,917
897	*	KVH Industries, Inc	8,172
1,348	*	Kyphon, Inc	33,929
562	*	Laserscope	17,838
485	*	LeCroy Corp	8,308
2,432	*	Lexar Media, Inc	12,111
3,441	*	LTX Corp	15,278
665	*	Measurement Specialties, Inc	15,295
393	*	Medical Action Industries, Inc	7,428
58,775		Medtronic, Inc	2,994,586
2,424		Mentor Corp	77,810
1,358	*	Merit Medical Systems, Inc	16,282
2,000	*	Mettler-Toledo International, Inc	95,000
505	*	Micro Therapeutics, Inc	1,949
2,432	*	Millipore Corp	105,549
1,301		Mine Safety Appliances Co	50,401
1,817	*	MKS Instruments, Inc	28,854
834	*	Molecular Devices Corp	15,846
856		Movado Group, Inc	15,836
1,014		MTS Systems Corp	29,436
2,816	*	Nanogen, Inc	9,800
2,229	*	Newport Corp	32,298
830		Oakley, Inc	10,641
2,030	*	Orbital Sciences Corp	19,650
2,148	*	Orthologic Corp	10,869
2,524	*	Orthovita, Inc	8,582
147	*	Palomar Medical Technologies, Inc	3,965
6,252		PerkinElmer, Inc	128,999
834	*	Photon Dynamics, Inc	15,896
3,603	*	Pinnacle Systems, Inc	20,141
934	*	Possis Medical, Inc	7,818
1,947	*	RAE Systems, Inc	5,977
21,888		Raytheon Co	847,066
1,603	*	Resmed, Inc	90,409
1,540	*	Respironics, Inc	89,736
200	*	Retractable Technologies, Inc	800
587	*	Rofin-Sinar Technologies, Inc	18,866
2,147		Roper Industries, Inc	140,629
592	*	Rudolph Technologies, Inc	8,916
682	*	Sirf Technology Holdings, Inc	7,611
1,146	*	Sonic Innovations, Inc	6,395
548	*	Sonic Solutions, Inc	8,247
721	*	SonoSite, Inc	18,732
17,124	*	St. Jude Medical, Inc	616,464
4,241	*	Star Scientific, Inc	22,435
3,458	*	Steris Corp	87,314
13,884		Stryker Corp	619,365
1,715	*	Sybron Dental Specialties, Inc	61,604
269		Sypris Solutions, Inc	2,884
2,102	*	Techne Corp	84,458
4,398		Tektronix, Inc	107,883
1,616		Teleflex, Inc	82,707
9,498	*	Teradyne, Inc	138,671

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

8,075	*	Thermo Electron Corp	$204,217
2,475	*	Thermogenesis	12,375
1,370	*	Thoratec Corp	16,741
2,707	*	Trimble Navigation Ltd	91,524
1,711	*	TriPath Imaging, Inc	12,045
467		United Industrial Corp	13,833
875	*	Urologix, Inc	4,016
6,694	*	Varian Medical Systems, Inc	229,470
1,472	*	Varian, Inc	55,774
1,002	*	Ventana Medical Systems, Inc	37,535
1,348	*	Viasys Healthcare, Inc	25,739
1,422	*	Viisage Technology, Inc	4,792
2,731	*	Visx, Inc	64,015
234		Vital Signs, Inc	9,334
5,805	*	Waters Corp	207,761
953	*	Wright Medical Group, Inc	22,872
1,107		X-Rite, Inc	16,649
220		Young Innovations, Inc	8,063
11,971	*	Zimmer Holdings, Inc	931,464
467	*	Zoll Medical Corp	10,522
701	*	Zygo Corp	9,085

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	18,228,983

INSURANCE AGENTS, BROKERS AND SERVICE - 0.25%
15,235		AON Corp	347,967
2,707		Brown & Brown, Inc	124,766
856		Clark, Inc	13,251
1,257		Crawford & Co (Class B)	8,988
4,456		Gallagher (Arthur J.) & Co	128,333
1,849		Hilb, Rogal & Hamilton Co	66,194
25,432		Marsh & McLennan Cos, Inc	773,641
1,876		National Financial Partners Corp	74,665
362	*	United America Indemnity Ltd (Class A)	6,820
1,993	*	USI Holdings Corp	23,478

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,568,103

INSURANCE CARRIERS - 4.94%
2,166		21st Century Insurance Group	30,216
14,784		Aetna, Inc	1,108,061
24,730		Aflac, Inc	921,440
2,525		Alfa Corp	36,486
175	*	Alleghany Corp	48,475
2,614	*	Allmerica Financial Corp	93,973
34,081		Allstate Corp	1,842,419
5,338		Ambac Financial Group, Inc	399,016
1,162		American Equity Investment Life Holding Co	14,862
1,452		American Financial Group, Inc	44,722
112,263		American International Group, Inc	6,220,548
579		American National Insurance Co	61,316
425	*	American Physicians Capital, Inc	14,565
2,396	*	AMERIGROUP Corp	87,598
1,799		AmerUs Group Co	85,003
1,829	*	Argonaut Group, Inc	38,811
3,972		Assurant, Inc	133,856

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

314		Baldwin & Lyons, Inc (Class B)	$8,145
3,558		Berkley (W.R.) Corp	176,477
241		Bristol West Holdings, Inc	3,736
2,094	*	Centene Corp	62,799
1,876	*	Ceres Group, Inc	10,187
9,296		Chubb Corp	736,894
6,563		Cigna Corp	586,076
7,265		Cincinnati Financial Corp	316,827
1,412	*	Citizens, Inc	8,119
1,334	*	CNA Financial Corp	37,432
801	*	CNA Surety Corp	10,894
1,184		Commerce Group, Inc	73,384
7,473	*	Conseco, Inc	152,599
2,553	*	Danielson Holdings Corp	44,039
1,415		Delphi Financial Group, Inc (Class A)	60,845
485		Direct General Corp	9,962
220		Donegal Group, Inc	3,997
78		EMC Insurance Group, Inc	1,487
1,500		Erie Indemnity Co (Class A)	78,180
615		FBL Financial Group, Inc (Class A)	17,220
7,905		Fidelity National Financial, Inc	260,391
3,863		First American Corp	127,247
499	*	FPIC Insurance Group, Inc	16,043
7,060		Genworth Financial, Inc	194,291
311		Great American Financial Resources, Inc	5,268
1,126		Harleysville Group, Inc	22,362
14,256		Hartford Financial Services Group, Inc	977,391
2,983		HCC Insurance Holdings, Inc	107,865
5,520	*	Health Net, Inc	180,559
783	*	HealthExtras, Inc	13,037
2,355		Horace Mann Educators Corp	41,778
7,965	*	Humana, Inc	254,402
437		Independence Holding Co	7,879
1,085		Infinity Property & Casualty Corp	33,917
6,823		Jefferson-Pilot Corp	334,668
175		Kansas City Life Insurance Co	8,533
878		Landamerica Financial Group, Inc	43,926
3,951		Leucadia National Corp	135,717
8,511		Lincoln National Corp	384,187
7,215		Loews Corp	530,591
500	*	Markel Corp	172,605
7,062		MBIA, Inc	369,201
1,423		Mercury General Corp	78,635
19,503		MetLife, Inc	762,567
4,845		MGIC Investment Corp	298,791
389		Midland Co	12,257
345	*	Molina Healthcare, Inc	15,901
136	*	National Western Life Insurance Co (Class A)	23,248
2,808		Nationwide Financial Services, Inc (Class A)	100,807
533	*	Navigators Group, Inc	17,666
39		NYMAGIC, Inc	924
427		Odyssey Re Holdings Corp	10,692
2,416	*	Ohio Casualty Corp	55,520
8,839		Old Republic International Corp	205,860
4,257	*	Pacificare Health Systems, Inc	242,308
709	*	Philadelphia Consolidated Holding Corp	54,969
4,711		Phoenix Cos, Inc	60,207
195	*	Pico Holdings, Inc	5,052
1,596	*	PMA Capital Corp (Class A)	12,768

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

4,799		PMI Group, Inc	$182,410
1,646		Presidential Life Corp	26,797
15,539		Principal Financial Group	598,096
1,034	*	ProAssurance Corp	40,843
9,737		Progressive Corp	893,467
3,406		Protective Life Corp	133,856
25,617		Prudential Financial, Inc	1,470,416
4,640		Radian Group, Inc	221,514
1,527		Reinsurance Group of America, Inc	65,020
893		RLI Corp	37,015
6,289		Safeco Corp	306,337
467		Safety Insurance Group, Inc	14,458
1,101		Selective Insurance Group, Inc	50,899
1,331	*	Sierra Health Services, Inc	84,971
32,419		St. Paul Travelers Cos, Inc	1,190,750
1,560		Stancorp Financial Group, Inc	132,257
1,101		State Auto Financial Corp	29,309
843		Stewart Information Services Corp	31,629
5,469		Torchmark Corp	285,482
1,110		Transatlantic Holdings, Inc	73,504
380	*	Triad Guaranty, Inc	19,992
1,940		UICI	47,045
1,000		United Fire & Casualty Co	33,830
32,410		UnitedHealth Group, Inc	3,091,266
2,246		Unitrin, Inc	101,968
1,545	*	Universal American Financial Corp	26,729
14,418		UnumProvident Corp	245,394
2,244	*	Vesta Insurance Group, Inc	7,966
500	*	WellCare Health Plans, Inc	15,230
1,175	*	WellChoice, Inc	62,639
14,328	*	WellPoint, Inc	1,796,015
67		Wesco Financial Corp	25,794
662		Zenith National Insurance Corp	34,331

		TOTAL INSURANCE CARRIERS	31,137,925

JUSTICE, PUBLIC ORDER AND SAFETY - 0.00%
623	*	Geo Group, Inc	17,805

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	17,805

LEATHER AND LEATHER PRODUCTS - 0.12%
723		Brown Shoe Co, Inc	24,777
9,229	*	Coach, Inc	522,638
1,302		K-Swiss, Inc (Class A)	43,005
527	*	Steven Madden Ltd	8,796
1,085	*	Timberland Co (Class A)	76,959
142		Weyco Group, Inc	6,217
3,417		Wolverine World Wide, Inc	73,226

		TOTAL LEATHER AND LEATHER PRODUCTS	755,618

LEGAL SERVICES - 0.00%
559		Pre-Paid Legal Services, Inc	18,917

		TOTAL LEGAL SERVICES	18,917

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
5,058	*	Laidlaw International, Inc	$105,206

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	105,206

LUMBER AND WOOD PRODUCTS - 0.11%
526		American Woodmark Corp	19,083
3,609	*	Champion Enterprises, Inc	33,924
806		Deltic Timber Corp	31,515
12,395		Georgia-Pacific Corp	439,898
2,456		Rayonier, Inc	121,646
424		Skyline Corp	16,320
881		Universal Forest Products, Inc	34,227

		TOTAL LUMBER AND WOOD PRODUCTS	696,613

METAL MINING - 0.29%
1,130		Cleveland-Cliffs, Inc	82,343
8,434	*	Coeur D'alene Mines Corp	30,953
7,490		Freeport-McMoRan Copper & Gold, Inc (Class A)	296,679
4,547	*	Hecla Mining Co	24,918
19,529		Newmont Mining Corp	825,100
4,615		Phelps Dodge Corp	469,484
892		Royal Gold, Inc	16,350
876		Southern Peru Copper Corp	48,583
1,462	*	Stillwater Mining Co	14,401

		TOTAL METAL MINING	1,808,811

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.25%
1,235		Blyth, Inc	39,322
4,017		Callaway Golf Co	51,418
798	*	Daktronics, Inc	17,277
489		Escalade, Inc	6,665
7,237		Fortune Brands, Inc	583,519
7,538		Hasbro, Inc	154,152
4,064	*	Identix, Inc	20,523
761	*	Jakks Pacific, Inc	16,339
1,272	*	K2, Inc	17,490
1,509	*	Leapfrog Enterprises, Inc	17,127
20,504		Mattel, Inc	437,761
1,470		Nautilus, Inc	34,927
506		Penn Engineering & Manufacturing Corp	9,133
883	*	RC2 Corp	30,022
545		Russ Berrie & Co, Inc	10,437
2,146	*	Shuffle Master, Inc	62,148
418	*	Steinway Musical Instruments, Inc	12,523
2,393		Yankee Candle Co, Inc	75,858

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,596,641

MISCELLANEOUS RETAIL - 1.50%
953	*	1-800-Flowers.com, Inc (Class A)	7,214
469	*	AC Moore Arts & Crafts, Inc	12,504

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,733	*	Alloy, Inc	$10,190
14,416	*	Amazon.com, Inc	494,036
2,680	*	Barnes & Noble, Inc	92,433
964		Big 5 Sporting Goods Corp	23,811
352		Blair Corp	11,605
468		Blockbuster, Inc (Class B)	3,912
233	*	Blue Nile, Inc	6,442
3,873		Borders Group, Inc	103,099
600	*	Build-A-Bear Workshop, Inc	18,390
1,514		Cash America International, Inc	33,202
1,197	*	Coldwater Creek, Inc	22,121
19,284		CVS Corp	1,014,724
1,646	*	Dick's Sporting Goods, Inc	60,458
2,754	*	Drugstore.com, Inc	7,105
50,346	*	eBay, Inc	1,875,892
992		Hancock Fabrics, Inc	7,380
732	*	Hibbett Sporting Goods, Inc	21,989
766	*	Jill (J.) Group, Inc	10,540
1,578		Longs Drug Stores Corp	53,999
4,027	*	Marvel Enterprises, Inc	80,540
6,750		Michaels Stores, Inc	245,025
1,811		MSC Industrial Direct Co (Class A)	55,344
15,171	*	Office Depot, Inc	336,493
5,077		Omnicare, Inc	179,980
677	*	Overstock.com, Inc	29,104
1,660	*	Party City Corp	24,302
350	*	PC Connection, Inc	2,055
484	*	PC Mall, Inc	6,011
2,077	*	Petco Animal Supplies, Inc	76,454
7,062		Petsmart, Inc	203,033
1,385	*	Priceline.com, Inc	34,902
20,868	*	Rite Aid Corp	82,637
4,042	*	Sears Holdings Corp	538,273
729	*	Sharper Image Corp	12,109
1,137	*	Sports Authority, Inc	31,268
826	*	Stamps.com, Inc	13,712
24,103		Staples, Inc	757,557
7,234		Tiffany & Co	249,718
10,444	*	Toys 'R' Us, Inc	269,037
805	*	Valuevision International, Inc (Class A)	9,958
49,656		Walgreen Co	2,205,719
1,296		World Fuel Services Corp	40,824
3,032	*	Zale Corp	90,111

		TOTAL MISCELLANEOUS RETAIL	9,465,212

MOTION PICTURES - 1.33%
1,779	*	Avid Technology, Inc	96,279
8,844		Blockbuster, Inc (Class A)	78,093
477		Carmike Cinemas, Inc	17,783
1,800	*	DreamWorks Animation SKG, Inc (Class A)	73,278
130,874	*	Liberty Media Corp (Class A)	1,357,163
2,843		Metro-Goldwyn-Mayer, Inc	33,974
853		Movie Gallery, Inc	24,464
1,772	*	NetFlix, Inc	19,226
623	*	Reading International, Inc	4,392
2,363		Regal Entertainment Group (Class A)	49,694

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

214,236	*	Time Warner, Inc	$3,759,842
99,484		Walt Disney Co	2,858,204

		TOTAL MOTION PICTURES	8,372,392

NONDEPOSITORY INSTITUTIONS - 2.11%
817	*	Accredited Home Lenders Holding Co	29,600
2,800		Advance America Cash Advance Centers, Inc	43,344
4,222		American Capital Strategies Ltd	132,613
54,750		American Express Co	2,812,508
7,710	*	AmeriCredit Corp	180,722
577		Asta Funding, Inc	12,215
822		Beverly Hills Bancorp, Inc	8,812
11,709		Capital One Financial Corp	875,482
3,274	*	CapitalSource, Inc	75,302
2,507		CharterMac	53,901
10,370		CIT Group, Inc	394,060
1,061	*	CompuCredit Corp	28,244
27,212		Countrywide Financial Corp	883,302
662	*	Credit Acceptance Corp	13,094
4,270		Doral Financial Corp	93,470
755	*	Encore Capital Group, Inc	10,985
47,101		Fannie Mae	2,564,649
396		Federal Agricultural Mortgage Corp (Class C)	6,926
1,053		Financial Federal Corp	37,245
730	*	First Cash Financial Services, Inc	15,454
1,086	*	First Marblehead Corp	62,478
33,458		Freddie Mac	2,114,546
55,065		MBNA Corp	1,351,846
1,777		MCG Capital Corp	27,339
1,807	*	Metris Cos, Inc	20,943
504	*	Nelnet, Inc	16,042
14,112	*	Providian Financial Corp	242,162
21,319		SLM Corp	1,062,539
207		Student Loan Corp	43,265
200	*	United PanAm Financial Corp	4,078
1,145		Westcorp	48,376
634	*	WFS Financial, Inc	27,357
727	*	World Acceptance Corp	18,553

		TOTAL NONDEPOSITORY INSTITUTIONS	13,311,452

NONMETALLIC MINERALS, EXCEPT FUELS - 0.05%
1,240		Amcol International Corp	23,262
839		Compass Minerals International, Inc	21,353
4,990		Vulcan Materials Co	283,582

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	328,197

OIL AND GAS EXTRACTION - 2.19%
11,701		Anadarko Petroleum Corp	890,521
15,808		Apache Corp	967,924
230	*	Atlas America, Inc	8,319
675	*	Atwood Oceanics, Inc	44,915
626		Berry Petroleum Co (Class A)	32,208
7,843		BJ Services Co	406,895

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,780	*	Brigham Exploration Co	$25,659
19,193		Burlington Resources, Inc	960,994
1,646		Cabot Oil & Gas Corp (Class A)	90,777
2,178	*	Cal Dive International, Inc	98,663
880	*	Callon Petroleum Co	13,675
1,275	*	Cheniere Energy, Inc	82,250
15,042		Chesapeake Energy Corp	330,021
2,067	*	Cimarex Energy Co	80,613
874	*	Clayton Williams Energy, Inc	22,637
1,144	*	Comstock Resources, Inc	32,879
887	*	Delta Petroleum Corp	12,897
2,702	*	Denbury Resources, Inc	95,191
23,196		Devon Energy Corp	1,107,609
2,906		Diamond Offshore Drilling, Inc	145,009
806	*	Edge Petroleum Corp	13,347
894	*	Encore Acquisition Co	36,922
597	*	Energy Partners Ltd	15,504
7,362		ENSCO International, Inc	277,253
11,382		EOG Resources, Inc	554,759
2,449	*	Forest Oil Corp	99,185
1,663	*	FX Energy, Inc	19,025
4,803	*	Global Industries Ltd	45,148
10,391	*	Grey Wolf, Inc	68,373
3,279	*	Hanover Compressor Co	39,578
1,428	*	Harvest Natural Resources, Inc	16,979
2,760		Helmerich & Payne, Inc	109,544
401	*	Houston Exploration Co	22,837
2,425	b*	KCS Energy, Inc	37,248
6,928		Kerr-McGee Corp	542,670
6,423	*	Key Energy Services, Inc	73,672
3,370	*	Magnum Hunter Resources, Inc	54,291
16,751		Marathon Oil Corp	785,957
296	*	McMoRan Exploration Co	5,950
2,052	*	Meridian Resource Corp	10,588
2,224	*	Mission Resources Corp	15,746
3,170	*	Newfield Exploration Co	235,404
2,610	*	Newpark Resources, Inc	15,373
2,847		Noble Energy, Inc	193,653
18,981		Occidental Petroleum Corp	1,350,878
1,452	*	Oceaneering International, Inc	54,450
5,267	*	Parker Drilling Co	30,285
3,488		Patina Oil & Gas Corp	139,520
8,122		Patterson-UTI Energy, Inc	203,212
634		Penn Virginia Corp	29,101
272	v*	PetroCorp, Inc (Escrow)	-
811	*	Petroleum Development Corp	30,567
7,135		Pioneer Natural Resources Co	304,807
3,803	*	Plains Exploration & Production Co	132,725
3,241		Pogo Producing Co	159,587
5,535	*	Pride International, Inc	137,489
1,536	*	Quicksilver Resources, Inc	74,849
3,337		Range Resources Corp	77,952
643	*	Remington Oil & Gas Corp	20,267
5,212		Rowan Cos, Inc	155,995
876		RPC, Inc	13,306
820	*	Seacor Smit, Inc	52,275
1,768	*	Southwestern Energy Co	100,352

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

826	*	Spinnaker Exploration Co	$29,348
1,076		St. Mary Land & Exploration Co	53,854
819	*	Stone Energy Corp	39,826
3,074	*	Superior Energy Services, Inc	52,873
1,301	*	Swift Energy Co	37,000
1,646	*	Syntroleum Corp	20,147
1,288	*	Tetra Technologies, Inc	36,631
2,985		Tidewater, Inc	115,997
750	*	Todco	19,380
506	*	Transmontaigne, Inc	4,048
1,863	*	Unit Corp	84,152
12,777		Unocal Corp	788,213
1,704	*	Veritas DGC, Inc	51,052
1,914		Vintage Petroleum, Inc	60,214
1,201	*	W-H Energy Services, Inc	28,740
906	*	Whiting Petroleum Corp	36,947
16,594		XTO Energy, Inc	544,947

		TOTAL OIL AND GAS EXTRACTION	13,809,648

PAPER AND ALLIED PRODUCTS - 0.69%
5,180		Bemis Co	161,202
2,728		Bowater, Inc	102,764
2,329	*	Buckeye Technologies, Inc	25,153
1,654	*	Caraustar Industries, Inc	21,337
613		Chesapeake Corp	12,885
1,467		Glatfelter	21,638
4,652	*	Graphic Packaging Corp	20,515
458		Greif, Inc (Class A)	31,913
23,577		International Paper Co	867,434
24,306		Kimberly-Clark Corp	1,597,633
2,008		Longview Fibre Co	37,670
9,772		MeadWestvaco Corp	310,945
885		Neenah Paper, Inc	29,754
4,347		OfficeMax, Inc	145,625
2,474		Packaging Corp of America	60,093
7,513	*	Pactiv Corp	175,429
1,964	*	Playtex Products, Inc	17,676
817		Pope & Talbot, Inc	14,363
1,633		Potlatch Corp	76,865
1,812		Rock-Tenn Co (Class A)	24,100
834		Schweitzer-Mauduit International, Inc	27,981
12,326	*	Smurfit-Stone Container Corp	190,683
4,807		Sonoco Products Co	138,682
2,729		Temple-Inland, Inc	197,989
2,541		Wausau-Mosinee Paper Corp	35,930

		TOTAL PAPER AND ALLIED PRODUCTS	4,346,259

PERSONAL SERVICES - 0.18%
2,456	b*	Alderwoods Group, Inc	30,553
595		Angelica Corp	16,660
6,102		Cintas Corp	252,074
1,000	*	Coinstar, Inc	21,200
855		G & K Services, Inc (Class A)	34,448
8,045		H & R Block, Inc	406,916
2,100		Jackson Hewitt Tax Service, Inc	43,932

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,225		Regis Corp	$91,069
17,596		Service Corp International	131,618
589		Unifirst Corp	23,501
2,353	*	Weight Watchers International, Inc	101,132

		TOTAL PERSONAL SERVICES	1,153,103

PETROLEUM AND COAL PRODUCTS - 5.02%
3,816		Amerada Hess Corp	367,137
3,501		Ashland, Inc	236,213
104,550		ChevronTexaco Corp	6,096,311
33,469		ConocoPhillips	3,609,297
900		ElkCorp	34,614
319,498		ExxonMobil Corp	19,042,081
1,340		Frontier Oil Corp	48,588
600	*	Giant Industries, Inc	15,420
1,349	*	Headwaters, Inc	44,274
990		Holly Corp	36,897
3,285		Lubrizol Corp	133,502
4,079		Murphy Oil Corp	402,720
2,263		Premcor, Inc	135,056
3,716		Sunoco, Inc	384,680
3,569	*	Tesoro Corp	132,124
12,532		Valero Energy Corp	918,220
1,156		WD-40 Co	37,559

		TOTAL PETROLEUM AND COAL PRODUCTS	31,674,693

PRIMARY METAL INDUSTRIES - 0.57%
5,327	*	AK Steel Holding Corp	58,917
42,160		Alcoa, Inc	1,281,242
1,148	*	Aleris International, Inc	28,643
4,780		Allegheny Technologies, Inc	115,246
7,893	*	Andrew Corp	92,427
2,428		Belden CDT, Inc	53,926
943	*	Brush Engineered Materials, Inc	17,945
1,319		Carpenter Technology Corp	78,362
584	*	Century Aluminum Co	17,672
3,058	*	CommScope, Inc	45,748
883		Curtiss-Wright Corp	50,331
934	*	Encore Wire Corp	9,527
1,145	*	General Cable Corp	13,820
1,185		Gibraltar Industries, Inc	25,999
806	*	International Steel Group, Inc	31,837
989	*	Lone Star Technologies, Inc	38,996
1,803		Matthews International Corp (Class A)	59,066
2,465	*	Maverick Tube Corp	80,137
1,918		Mueller Industries, Inc	53,992
545		NN, Inc	6,714
940	*	NS Group, Inc	29,525
7,706		Nucor Corp	443,557
1,652	*	Oregon Steel Mills, Inc	37,996
3,271		Precision Castparts Corp	251,900
1,433		Quanex Corp	76,408
1,029	*	RTI International Metals, Inc	24,079
947		Ryerson Tull, Inc	11,998
1,119		Schnitzer Steel Industries, Inc (Class A)	37,744

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,183		Steel Dynamics, Inc	$75,204
124		Steel Technologies, Inc	2,975
1,090		Texas Industries, Inc	58,587
405	*	Titanium Metals Corp	14,580
1,524		Tredegar Corp	25,695
5,616		United States Steel Corp	285,574
100	*	Wheeling-Pittsburgh Corp	3,105
3,773		Worthington Industries, Inc	72,743

		TOTAL PRIMARY METAL INDUSTRIES	3,612,217

PRINTING AND PUBLISHING - 0.79%
3,548		American Greetings Corp (Class A)	90,403
984		Banta Corp	42,115
4,792		Belo (A.H.) Corp Series A	115,679
1,940		Bowne & Co, Inc	29,178
377	*	Consolidated Graphics, Inc	19,830
401		Courier Corp	21,028
387		CSS Industries, Inc	14,145
2,700		Dex Media, Inc	55,755
2,974		Dow Jones & Co, Inc	111,138
804		Ennis, Inc	13,604
3,260		EW Scripps Co	158,925
12,441		Gannett Co, Inc	983,834
1,357		Harland (John H.) Co	46,627
2,656		Harte-Hanks, Inc	73,199
3,271		Hollinger International, Inc	35,654
1,156		Journal Communications, Inc	19,132
1,509	*	Journal Register Co	25,200
3,901		Knight Ridder, Inc	262,342
2,280		Lee Enterprises, Inc	98,952
700	*	Martha Stewart Living Omnimedia, Inc (Class A)	15,813
939		McClatchy Co (Class A)	69,636
9,380		McGraw-Hill Cos, Inc	818,405
1,259		Media General, Inc (Class A)	77,869
1,836		Meredith Corp	85,833
7,234		New York Times Co (Class A)	264,620
1,115	*	Playboy Enterprises, Inc (Class B)	14,384
7,311	*	Primedia, Inc	31,803
206		Pulitzer, Inc	13,128
10,481		R.R. Donnelley & Sons Co	331,409
4,892		Reader's Digest Association, Inc (Class A)	84,681
1,635	*	Scholastic Corp	60,315
870		Standard Register Co	10,962
624		Thomas Nelson, Inc	14,758
12,109		Tribune Co	482,786
2,590	*	Valassis Communications, Inc	90,546
250		Washington Post Co (Class B)	223,500
2,178		Wiley (John) & Sons, Inc (Class A)	76,775

		TOTAL PRINTING AND PUBLISHING	4,983,963

RAILROAD TRANSPORTATION - 0.51%
39,122	*	ADC Telecommunications, Inc	77,853
17,997		Burlington Northern Santa Fe Corp	970,578

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

10,383		CSX Corp	$432,452
1,060		Florida East Coast Industries	45,029
858	*	Genesee & Wyoming, Inc (Class A)	22,231
3,479	*	Kansas City Southern Industries, Inc	67,005
19,059		Norfolk Southern Corp	706,136
12,667		Union Pacific Corp	882,890

		TOTAL RAILROAD TRANSPORTATION	3,204,174

REAL ESTATE - 0.09%
238	*	Avatar Holdings, Inc	11,150
1,400	*	CB Richard Ellis Group, Inc	48,986
285		Consolidated-Tomoka Land Co	16,311
1,320		Forest City Enterprises, Inc (Class A)	84,216
1,757	*	Jones Lang LaSalle, Inc	81,964
684		Orleans Homebuilders, Inc	12,579
2,745		St. Joe Co	184,738
5,280		Stewart Enterprises, Inc (Class A)	32,472
1,866	*	Trammell Crow Co	38,384
1,807		Trustreet Properties, Inc	27,810

		TOTAL REAL ESTATE	538,610

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.25%
1,131	*	Applied Films Corp	26,149
1,819		Aptargroup, Inc	94,551
406		Bandag, Inc	19,074
3,235		Cooper Tire & Rubber Co	59,395
157	*	Deckers Outdoor Corp	5,611
7,456	*	Goodyear Tire & Rubber Co	99,538
1,592	*	Jarden Corp	73,041
1,815		Myers Industries, Inc	25,610
8,073		Nike, Inc (Class B)	672,561
467		Quixote Corp	10,120
2,628		Reebok International Ltd	116,420
1,676		Schulman (A.), Inc	29,196
4,166	*	Sealed Air Corp	216,382
943	*	Skechers U.S.A., Inc (Class A)	14,598
1,260		Spartech Corp	25,011
639	*	Trex Co, Inc	28,378
2,945		Tupperware Corp	59,960

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,575,595

SECURITY AND COMMODITY BROKERS - 2.12%
4,020		A.G. Edwards, Inc	180,096
1,265	*	Affiliated Managers Group, Inc	78,468
11,573	*	Ameritrade Holding Corp	118,160
5,140		Bear Stearns Cos, Inc	513,486
500		BKF Capital Group, Inc	20,005
934		Blackrock, Inc	69,985
1,200		Calamos Asset Management, Inc (Class A)	32,304
48,393		Charles Schwab Corp	508,621
1,655		Chicago Mercantile Exchange	321,120
17,738	*	E*Trade Financial Corp	212,856
6,760		Eaton Vance Corp	158,454

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,698		Federated Investors, Inc (Class B)	$104,690
7,891		Franklin Resources, Inc	541,717
330		Gabelli Asset Management, Inc (Class A)	14,735
15,972		Goldman Sachs Group, Inc	1,756,760
312		Greenhill & Co, Inc	11,170
7,414	*	Instinet Group, Inc	43,594
2,355	*	Investment Technology Group, Inc	41,213
3,251		Investors Financial Services Corp	159,006
11,716		Janus Capital Group, Inc	163,438
2,859		Jefferies Group, Inc	107,727
6,418	*	Knight Trading Group, Inc	61,870
3,652	*	LaBranche & Co, Inc	33,964
126	*	Ladenburg Thalmann Financial Services, Inc	86
5,190		Legg Mason, Inc	405,547
13,524		Lehman Brothers Holdings, Inc	1,273,420
46,470		Merrill Lynch & Co, Inc	2,630,202
53,343		Morgan Stanley	3,053,887
1,089		Nuveen Investments, Inc	37,374
1,134	*	Piper Jaffray Cos	41,493
3,161		Raymond James Financial, Inc	95,778
506		Sanders Morris Harris Group, Inc	9,148
3,255		SEI Investments Co	117,701
278	*	Stifel Financial Corp	6,060
607		SWS Group, Inc	9,730
5,432		T Rowe Price Group, Inc	322,552
39		Value Line, Inc	1,521
4,518		Waddell & Reed Financial, Inc (Class A)	89,185

		TOTAL SECURITY AND COMMODITY BROKERS	13,347,123

SOCIAL SERVICES - 0.01%
942	*	Bright Horizons Family Solutions, Inc	31,783
984	*	Res-Care, Inc	12,310

		TOTAL SOCIAL SERVICES	44,093

SPECIAL TRADE CONTRACTORS - 0.03%
467		Chemed Corp	35,716
2,192	*	Comfort Systems U.S.A., Inc	16,988
2,427	*	Dycom Industries, Inc	55,797
542	*	EMCOR Group, Inc	25,376
2,063	*	Integrated Electrical Services, Inc	5,694
613	*	Layne Christensen Co	10,587
1,110	*	Matrix Service Co	4,828
3,582	*	Quanta Services, Inc	27,331

		TOTAL SPECIAL TRADE CONTRACTORS	182,317

STONE, CLAY, AND GLASS PRODUCTS - 0.21%
333		Ameron International Corp	11,988
612	*	Anchor Glass Container Corp	1,371
1,599		Apogee Enterprises, Inc	22,834
1,443	*	Cabot Microelectronics Corp	45,312
734		CARBO Ceramics, Inc	51,490
66,453	*	Corning, Inc	739,622
618		Eagle Materials, Inc	50,021

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		VALUE

1,576	Florida Rock Industries, Inc	$92,700
1,835		Lafarge North America, Inc	107,256
799		Libbey, Inc	16,779
5,975	*	Owens-Illinois, Inc	150,211
1,655	b*	USG Corp	54,880

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	1,344,464

TOBACCO PRODUCTS - 1.22%
100,194		Altria Group, Inc	6,551,686
2,403		Loews Corp (Carolina Group)	79,539
7,303		Reynolds American, Inc	588,549
1,262		Universal Corp (Virginia)	57,762
8,007		UST, Inc	413,962
527		Vector Group Ltd	8,105

		TOTAL TOBACCO PRODUCTS	7,699,603

TRANSPORTATION BY AIR - 0.38%
4,757	*	Airtran Holdings, Inc	43,051
1,568	*	Alaska Air Group, Inc	46,162
2,185	*	America West Holdings Corp (Class B)	11,865
7,865	*	AMR Corp	84,156
3,783	*	Continental Airlines, Inc (Class B)	45,547
5,329	*	Delta Air Lines, Inc	21,583
830	*	ExpressJet Holdings, Inc	9,470
14,481		FedEx Corp	1,360,583
2,820	*	FLYi, Inc	3,581
838		Forward Air Corp	35,682
1,654	*	Frontier Airlines, Inc	17,334
3,918	*	JetBlue Airways Corp	74,599
1,773	*	Mesa Air Group, Inc	12,411
3,751	*	Northwest Airlines Corp	25,094
656	*	Offshore Logistics, Inc	21,858
1,107	*	Pinnacle Airlines Corp	11,756
2,891		Skywest, Inc	53,744
38,277		Southwest Airlines Co	545,064

		TOTAL TRANSPORTATION BY AIR	2,423,540

TRANSPORTATION EQUIPMENT - 2.54%
1,512	*	AAR Corp	20,563
891	*	Aftermarket Technology Corp	14,702
2,021		American Axle & Manufacturing Holdings, Inc	49,514
1,173		Arctic Cat, Inc	31,741
3,419		ArvinMeritor, Inc	52,892
4,744		Autoliv, Inc	226,052
2,103	*	BE Aerospace, Inc	25,236
40,803		Boeing Co	2,385,343
4,706		Brunswick Corp	220,476
1,484		Clarcor, Inc	77,109
646		Coachmen Industries, Inc	8,786
24		Curtiss-Wright Corp (Class B)	1,354
7,190		Dana Corp	91,960
23,281		Delphi Corp	104,299

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

258	*	Ducommun, Inc	$5,160
2,752		Federal Signal Corp	41,748
2,037	*	Fleetwood Enterprises, Inc	17,722
85,141		Ford Motor Co	964,658
2,462	*	GenCorp, Inc	49,240
9,708		General Dynamics Corp	1,039,241
22,864		General Motors Corp	672,002
3,902		Gentex Corp	124,474
8,537		Genuine Parts Co	371,274
5,749		Goodrich Corp	220,129
272		Greenbrier Cos, Inc	9,544
14,387		Harley-Davidson, Inc	830,993
2,047	*	Hayes Lemmerz International, Inc	10,644
1,265		Heico Corp	25,427
41,649		Honeywell International, Inc	1,549,759
1,060		Kaman Corp (Class A)	13,197
18,228		Lockheed Martin Corp	1,113,002
396		Marine Products Corp	6,657
131	v*	Mascotech (Escrow)	-
1,276		Monaco Coach Corp	20,607
3,123	*	Navistar International Corp	113,677
395		Noble International Ltd	8,951
17,523		Northrop Grumman Corp	945,892
1,993		Oshkosh Truck Corp	163,406
8,579		Paccar, Inc	621,034
2,212		Polaris Industries, Inc	155,349
387	*	Sequa Corp (Class A)	20,066
1,129	*	Sports Resorts International, Inc	3,748
867		Standard Motor Products, Inc	10,144
130	*	Strattec Security Corp	6,965
1,295		Superior Industries International, Inc	34,201
1,597	*	Teledyne Technologies, Inc	49,986
1,846	*	Tenneco Automotive, Inc	23,001
5,824		Textron, Inc	434,587
2,068		Thor Industries, Inc	61,854
2,081		Trinity Industries, Inc	58,622
678	*	Triumph Group, Inc	26,401
1,192	*	TRW Automotive Holdings Corp	23,161
2,379		United Defense Industries, Inc	174,666
24,963		United Technologies Corp	2,537,739
7,183	*	Visteon Corp	41,020
1,636		Wabash National Corp	39,918
2,271		Westinghouse Air Brake Technologies Corp	46,533
1,515		Winnebago Industries, Inc	47,874

		TOTAL TRANSPORTATION EQUIPMENT	16,044,300

TRANSPORTATION SERVICES - 0.13%
350		Ambassadors Group, Inc	11,697
4,239		C.H. Robinson Worldwide, Inc	218,436
1,624	*	EGL, Inc	37,027
5,187		Expeditors International of Washington, Inc	277,764
2,766		GATX Corp	91,803
162	*	HUB Group, Inc	10,153
875	*	Navigant International, Inc	11,952
820	*	Pacer International, Inc	19,590

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,927	*	RailAmerica, Inc	$24,049
6,756		Sabre Holdings Corp	147,843

		TOTAL TRANSPORTATION SERVICES	850,314

TRUCKING AND WAREHOUSING - 0.46%
851		Arkansas Best Corp	32,151
2,697		CNF, Inc	126,193
389	*	Covenant Transport, Inc (Class A)	6,846
2,335		Heartland Express, Inc	44,715
3,118		Hunt (J.B.) Transport Services, Inc	136,475
3,012	*	Landstar System, Inc	98,643
569	*	Marten Transport Ltd	12,137
475	*	Old Dominion Freight Line	14,796
1,442		Overnite Corp	46,130
201	*	P.A.M. Transportation Services	3,457
600	*	Quality Distribution, Inc	6,510
825	*	SCS Transportation, Inc	15,337
720	*	Sirva, Inc	5,119
2,314	*	Swift Transportation Co, Inc	51,232
277	*	U.S. Xpress Enterprises, Inc (Class A)	4,529
27,952		United Parcel Service, Inc (Class B)	2,033,228
1,223		USF Corp	59,022
2,715		Werner Enterprises, Inc	52,752
2,487	*	Yellow Roadway Corp	145,589

		TOTAL TRUCKING AND WAREHOUSING	2,894,861

WATER TRANSPORTATION - 0.04%
1,902		Alexander & Baldwin, Inc	78,363
874	*	Gulfmark Offshore, Inc	22,645
1,000	*	Hornbeck Offshore Services, Inc	25,060
849	*	Kirby Corp	35,684
1,374		Overseas Shipholding Group, Inc	86,438
319	*	Seabulk International, Inc	6,632

		TOTAL WATER TRANSPORTATION	254,822

WHOLESALE TRADE-DURABLE GOODS - 2.00%
270	*	1-800 Contacts, Inc	5,635
872	*	Action Performance Cos, Inc	11,537
4,741		Adesa, Inc	110,750
1,670		Agilysys, Inc	32,832
805	*	Alliance Imaging, Inc	7,688
1,596	*	Anixter International, Inc	57,695
1,554		Applied Industrial Technologies, Inc	42,269
5,673	*	Arrow Electronics, Inc	143,811
1,578	*	Audiovox Corp (Class A)	20,104
1,221	*	Aviall, Inc	34,188
5,854	*	Avnet, Inc	107,831
329		Barnes Group, Inc	8,939
900	*	Beacon Roofing Supply, Inc	19,696
934	*	BioVeris Corp	4,932
2,824		BorgWarner, Inc	137,472
1,101	*	Brightpoint, Inc	20,622

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,379		Carlisle Cos, Inc	$96,213
3,289		CDW Corp	186,420
453	*	Department 56, Inc	7,909
434	*	Digi International, Inc	5,954
1,265	*	Global Imaging Systems, Inc	44,857
1,184		Handleman Co	22,449
3,236		Hughes Supply, Inc	96,271
5,785		IKON Office Solutions, Inc	57,214
878	*	Imagistics International, Inc	30,669
6,417	*	Ingram Micro, Inc (Class A)	106,971
2,329	*	Insight Enterprises, Inc	40,897
548	*	Insurance Auto Auctions, Inc	15,262
490	*	INTAC International	6,174
144,995		Johnson & Johnson	9,737,931
845	*	Keystone Automotive Industries, Inc	19,570
2,078		Knight Transportation, Inc	51,264
197		Lawson Products, Inc	9,220
807	*	LKQ Corp	16,196
2,407		Martin Marietta Materials, Inc	134,599
683	*	Merge Technologies, Inc	11,987
995		Metal Management, Inc	25,552
1,197	*	Microtek Medical Holdings, Inc	4,285
1,401	*	Navarre Corp	11,138
1,968		Owens & Minor, Inc	53,431
5,992	*	Patterson Cos, Inc	299,300
3,192		Pep Boys-Manny Moe & Jack	56,115
3,396	*	PSS World Medical, Inc	38,613
1,654		Reliance Steel & Aluminum Co	66,177
7,853	*	Safeguard Scientifics, Inc	11,151
780	*	Scansource, Inc	40,427
2,518		SCP Pool Corp	80,223
717	*	TBC Corp	19,976
3,200	*	Tech Data Corp	118,592
3,773		W.W. Grainger, Inc	234,945
1,285		Watsco, Inc	54,098
1,328	*	WESCO International, Inc	37,184
1,443	*	Zoran Corp	14,935

		TOTAL WHOLESALE TRADE-DURABLE GOODS	12,630,170

WHOLESALE TRADE-NONDURABLE GOODS - 0.75%
2,458		Acuity Brands, Inc	66,366
622	*	Advanced Marketing Services, Inc	3,732
3,028		Airgas, Inc	72,339
1,124	*	Allscripts Healthcare Solutions, Inc	16,073
5,119		AmerisourceBergen Corp	293,268
2,757		Brown-Forman Corp (Class B)	150,946
20,888		Cardinal Health, Inc	1,165,606
763	*	Central European Distribution Corp	25,400
2,334		Chiquita Brands International, Inc	62,505
2,401		DIMON, Inc	15,006
2,377	*	Endo Pharmaceuticals Holdings, Inc	53,601
1,261		Getty Realty Corp	32,219
1,215	*	Hain Celestial Group, Inc	22,648
4,342	*	Henry Schein, Inc	155,617
519		Kenneth Cole Productions, Inc (Class A)	15,124
156	*	Maui Land & Pineapple Co	6,692
14,187		McKesson Corp	535,559
1,442	*	Men's Wearhouse, Inc	60,867

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

455	*	Metals USA, Inc	$8,913
366		Nash Finch Co	13,904
2,969		Nu Skin Enterprises, Inc (Class A)	66,832
392	*	Nuco2, Inc	10,310
2,291	*	Performance Food Group Co	63,415
3,455		Perrigo Co	66,163
945	*	Perry Ellis International, Inc	21,206
1,324	*	Priority Healthcare Corp (Class B)	28,638
272	*	Provide Commerce, Inc	7,855
878		Russell Corp	15,874
1,064	*	School Specialty, Inc	41,666
777	*	Smart & Final, Inc	9,448
1,206		Standard Commercial Corp	22,432
2,135		Stride Rite Corp	28,395
6,597		Supervalu, Inc	220,010
31,086		Sysco Corp	1,112,879
1,735	*	Tractor Supply Co	75,733
2,054	*	United Natural Foods, Inc	58,806
1,596	*	United Stationers, Inc	72,219
1,200		Valhi, Inc	23,580

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	4,721,846

		TOTAL COMMON STOCKS	629,674,087
		(Cost $491,981,242)

		TOTAL PORTFOLIO - 99.82%	629,674,087
		(Cost $491,981,242)

		OTHER ASSETS AND LIABILITIES, NET - 0.18%	1,118,057

		NET ASSETS - 100.00%	$630,792,144

	*	Non-income producing
	b	In bankruptcy
	f	Restricted securities - Investment in securities not registered under the Securities Act of 1933 or
		not publicly traded in foreign markets. At March 31, 2005, the value of these securities amounted
		to $0.00 or 0.00% of net assets.
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

		Restricted security held by the Fund is as follows:

	ACQUISITION	ACQUISITION
SECURITY	DATE	COST	VALUE

McLeod (Escrow)	05/14/02	$-	$-

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
S&P 500 INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 98.93%

AMUSEMENT AND RECREATION SERVICES - 0.07%
4,700		Harrah's Entertainment, Inc	$303,526

		TOTAL AMUSEMENT AND RECREATION SERVICES	303,526

APPAREL AND ACCESSORY STORES - 0.39%
29,500		Gap, Inc	644,280
15,274		Limited Brands, Inc	371,158
5,000		Nordstrom, Inc	276,900
19,300		TJX Cos, Inc	475,359

		TOTAL APPAREL AND ACCESSORY STORES	1,767,697

APPAREL AND OTHER TEXTILE PRODUCTS - 0.13%
4,900		Jones Apparel Group, Inc	164,101
4,600		Liz Claiborne, Inc	184,598
4,000		VF Corp	236,560

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	585,259

AUTO REPAIR, SERVICES AND PARKING - 0.03%
2,800		Ryder System, Inc	116,760

		TOTAL AUTO REPAIR, SERVICES AND PARKING	116,760

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.09%
9,000	*	Autonation, Inc	170,460
2,700	*	Autozone, Inc	231,390

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	401,850

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.17%
88,100		Home Depot, Inc	3,368,944
4,800		Louisiana-Pacific Corp	120,672
31,000		Lowe's Cos	1,769,790

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	5,259,406

BUSINESS SERVICES - 5.86%
9,700		Adobe Systems, Inc	651,549
5,000	*	Affiliated Computer Services, Inc (Class A)	266,200
9,200	*	Autodesk, Inc	273,792
23,400		Automatic Data Processing, Inc	1,051,830

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE

8,800	*	BMC Software, Inc	$132,000
42,300		Cendant Corp	868,842
6,766	*	Citrix Systems, Inc	161,166
21,300		Computer Associates International, Inc	577,230
7,600	*	Computer Sciences Corp	348,460
15,519	*	Compuware Corp	111,737
5,700	*	Convergys Corp	85,101
12,300	*	Electronic Arts, Inc	636,894
20,700		Electronic Data Systems Corp	427,869
5,400		Equifax, Inc	165,726
32,108		First Data Corp	1,262,165
7,700	*	Fiserv, Inc	306,460
9,257		IMS Health, Inc	225,778
16,900	*	Interpublic Group of Cos, Inc	207,532
7,400	*	Intuit, Inc	323,898
3,600	*	Mercury Interactive Corp	170,568
406,291	d	Microsoft Corp	9,820,054
4,800	*	Monster Worldwide, Inc	134,640
7,400	*	NCR Corp	249,676
15,200	*	Novell, Inc	90,592
7,600		Omnicom Group, Inc	672,752
180,410	*	Oracle Corp	2,251,517
11,000	*	Parametric Technology Corp	61,490
6,400		Robert Half International, Inc	172,544
20,653	*	Siebel Systems, Inc	188,562
135,600	*	Sun Microsystems, Inc	547,824
11,600	*	SunGard Data Systems, Inc	400,200
28,422	*	Symantec Corp	606,241
13,500	*	Unisys Corp	95,310
16,900	*	Veritas Software Corp	392,418
22,800		Waste Management, Inc	657,780
52,300	*	Yahoo!, Inc	1,772,970

		TOTAL BUSINESS SERVICES	26,369,367

CHEMICALS AND ALLIED PRODUCTS - 10.20%
62,600		Abbott Laboratories	2,918,412
9,100		Air Products & Chemicals, Inc	575,939
3,400		Alberto-Culver Co	162,724
5,400		Allergan, Inc	375,138
50,300	*	Amgen, Inc	2,927,963
4,200		Avery Dennison Corp	260,106
18,900		Avon Products, Inc	811,566
13,365	*	Biogen Idec, Inc	461,226
78,400		Bristol-Myers Squibb Co	1,996,064
5,838	*	Chiron Corp	204,680
6,100		Clorox Co	384,239
21,100		Colgate-Palmolive Co	1,100,787
38,200		Dow Chemical Co	1,904,270
40,000		Du Pont (E.I.) de Nemours & Co	2,049,600
3,100		Eastman Chemical Co	182,900
8,800		Ecolab, Inc	290,840
4,900		Engelhard Corp	147,147
14,100	*	Forest Laboratories, Inc	520,995
9,900	*	Genzyme Corp	566,676
17,300	*	Gilead Sciences, Inc	619,340
39,800		Gillette Co	2,009,104

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE

2,300		Great Lakes Chemical Corp	$73,876
6,200	*	Hospira, Inc	200,074
3,500		International Flavors & Fragrances, Inc	138,250
9,700	*	King Pharmaceuticals, Inc	80,607
45,400		Lilly (Eli) & Co	2,365,340
9,900	*	MedImmune, Inc	235,719
88,600		Merck & Co, Inc	2,867,982
10,800		Monsanto Co	696,600
10,800		Mylan Laboratories, Inc	191,376
299,620	d	Pfizer, Inc	7,871,018
6,900		PPG Industries, Inc	493,488
12,900		Praxair, Inc	617,394
101,300		Procter & Gamble Co	5,368,900
7,800		Rohm & Haas Co	374,400
59,200		Schering-Plough Corp	1,074,480
5,000		Sherwin-Williams Co	219,950
2,900		Sigma-Aldrich Corp	177,625
4,300	*	Watson Pharmaceuticals, Inc	132,139
53,600		Wyeth	2,260,848

		TOTAL CHEMICALS AND ALLIED PRODUCTS	45,909,782

COMMUNICATIONS - 4.55%
12,300		Alltel Corp	674,655
32,100		AT&T Corp	601,875
19,200	*	Avaya, Inc	224,256
73,500		BellSouth Corp	1,932,315
5,400		CenturyTel, Inc	177,336
21,100		Clear Channel Communications, Inc	727,317
82,416	*	Comcast Corp (Class A)	2,784,012
6,450	*	Comcast Corp (Special Class A)	215,430
177,900	*	Lucent Technologies, Inc	489,225
45,200	*	Nextel Communications, Inc (Class A)	1,284,584
67,100	*	Qwest Communications International, Inc	248,270
132,600		SBC Communications, Inc	3,141,294
59,350		Sprint Corp	1,350,213
11,700	*	Univision Communications, Inc (Class A)	323,973
111,200		Verizon Communications, Inc	3,947,600
68,400		Viacom, Inc (Class B)	2,382,372

		TOTAL COMMUNICATIONS	20,504,727

DEPOSITORY INSTITUTIONS - 9.52%
14,200		AmSouth Bancorp	368,490
162,704		Bank of America Corp	7,175,246
31,200		Bank of New York Co, Inc	906,360
22,000		BB&T Corp	859,760
209,800		Citigroup, Inc	9,428,412
6,800		Comerica, Inc	374,544
4,900		Compass Bancshares, Inc	222,460
20,830		Fifth Third Bancorp	895,274
4,900		First Horizon National Corp	199,871
11,300		Golden West Financial Corp	683,650
9,300		Huntington Bancshares, Inc	222,270
142,636		JPMorgan Chase & Co	4,935,206

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE

16,300		KeyCorp	$528,935
4,100		M & T Bank Corp	418,446
8,300		Marshall & Ilsley Corp	346,525
17,000		Mellon Financial Corp	485,180
23,796		National City Corp	797,166
18,850		North Fork Bancorp, Inc	522,899
8,140		Northern Trust Corp	353,602
11,300		PNC Financial Services Group, Inc	581,724
18,621		Regions Financial Corp	603,320
15,000		Sovereign Bancorp, Inc	332,400
13,300		State Street Corp	581,476
13,600		SunTrust Banks, Inc	980,152
12,400		Synovus Financial Corp	345,464
74,400		U.S. Bancorp	2,144,208
63,664		Wachovia Corp	3,241,134
68,100		Wells Fargo & Co	4,072,380
3,600		Zions Bancorp	248,472

		TOTAL DEPOSITORY INSTITUTIONS	42,855,026

EATING AND DRINKING PLACES - 0.57%
5,900		Darden Restaurants, Inc	181,012
51,000		McDonald's Corp	1,588,140
4,500		Wendy's International, Inc	175,680
11,700		Yum! Brands, Inc	606,177

		TOTAL EATING AND DRINKING PLACES	2,551,009

EDUCATIONAL SERVICES - 0.11%
6,600	*	Apollo Group, Inc (Class A)	488,796

		TOTAL EDUCATIONAL SERVICES	488,796

ELECTRIC, GAS, AND SANITARY SERVICES - 3.37%
26,000	*	AES Corp	425,880
5,500	*	Allegheny Energy, Inc	113,630
12,300	*	Allied Waste Industries, Inc	89,913
7,800		Ameren Corp	382,278
15,300		American Electric Power Co, Inc	521,118
21,800	*	Calpine Corp	61,040
11,600		Centerpoint Energy, Inc	139,548
7,600		Cinergy Corp	307,952
13,400		Citizens Communications Co	173,396
7,800	*	CMS Energy Corp	101,712
9,700		Consolidated Edison, Inc	409,146
7,100		Constellation Energy Group, Inc	367,070
13,600		Dominion Resources, Inc	1,012,248
7,200		DTE Energy Co	327,456
37,600		Duke Energy Corp	1,053,176
13,300	*	Dynegy, Inc (Class A)	52,003
13,000		Edison International	451,360
25,800		El Paso Corp	272,964
8,700		Entergy Corp	614,742
26,700		Exelon Corp	1,225,263
13,200		FirstEnergy Corp	553,740
15,700		FPL Group, Inc	630,355

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE

6,400		KeySpan Corp	$249,408
4,400		Kinder Morgan, Inc	333,080
1,700		Nicor, Inc	63,053
10,800		NiSource, Inc	246,132
1,600		Peoples Energy Corp	67,072
14,400		PG&E Corp	491,040
3,900		Pinnacle West Capital Corp	165,789
7,500		PPL Corp	404,925
9,900		Progress Energy, Inc	415,305
9,500		Public Service Enterprise Group, Inc	516,705
9,500		Sempra Energy	378,480
29,800		Southern Co	948,534
8,200		TECO Energy, Inc	128,576
9,600		TXU Corp	764,448
22,900		Williams Cos, Inc	430,749
16,100		Xcel Energy, Inc	276,598

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	15,165,884

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.71%
15,800	*	Advanced Micro Devices, Inc	254,696
14,900	*	Altera Corp	294,722
7,200		American Power Conversion Corp	187,992
14,900		Analog Devices, Inc	538,486
14,600	*	Applied Micro Circuits Corp	48,034
11,600	*	Broadcom Corp (Class A)	347,072
22,900	*	CIENA Corp	39,388
7,900	*	Comverse Technology, Inc	199,238
3,700		Cooper Industries Ltd (Class A)	264,624
16,800		Emerson Electric Co	1,090,824
16,085	*	Freescale Semiconductor, Inc (Class B)	277,466
425,600	d	General Electric Co	15,347,136
250,000		Intel Corp	5,807,500
7,300	*	Jabil Circuit, Inc	208,196
58,000	*	JDS Uniphase Corp	96,860
4,600		L-3 Communications Holdings, Inc	326,692
12,300		Linear Technology Corp	471,213
15,400	*	LSI Logic Corp	86,086
13,100		Maxim Integrated Products, Inc	535,397
3,300		Maytag Corp	46,101
24,600	*	Micron Technology, Inc	254,364
6,723		Molex, Inc	177,218
98,400		Motorola, Inc	1,473,048
14,200		National Semiconductor Corp	292,662
5,600	*	Novellus Systems, Inc	149,688
6,600	*	Nvidia Corp	156,816
7,200	*	PMC-Sierra, Inc	63,360
3,679	*	QLogic Corp	149,000
66,000		Qualcomm, Inc	2,418,900
7,400		Rockwell Collins, Inc	352,166
21,000	*	Sanmina-SCI Corp	109,620
6,100		Scientific-Atlanta, Inc	172,142
18,500	*	Tellabs, Inc	135,050
69,100		Texas Instruments, Inc	1,761,359
2,800		Whirlpool Corp	189,644
13,915		Xilinx, Inc	406,735

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	34,729,495

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES		VALUE

ENGINEERING AND MANAGEMENT SERVICES - 0.52%
3,400	Fluor Corp	$188,462
20,200	Halliburton Co	873,650
5,500	Moody's Corp	444,730
14,200	Paychex, Inc	466,044
3,700	Quest Diagnostics, Inc	388,981

	TOTAL ENGINEERING AND MANAGEMENT SERVICES	2,361,867

FABRICATED METAL PRODUCTS - 0.57%
4,400	Ball Corp	182,512
11,000	Danaher Corp	587,510
11,000	Illinois Tool Works, Inc	984,830
17,900	Masco Corp	620,593
2,300	Snap-On, Inc	73,117
3,000	Stanley Works	135,810

	TOTAL FABRICATED METAL PRODUCTS	2,584,372

FOOD AND KINDRED PRODUCTS - 3.34%
31,200	Anheuser-Busch Cos, Inc	1,478,568
25,000		Archer Daniels Midland Co	614,500
13,000		Campbell Soup Co	377,260
90,900		Coca-Cola Co	3,787,803
14,100		Coca-Cola Enterprises, Inc	289,332
20,700		Conagra Foods, Inc	559,314
14,600		General Mills, Inc	717,590
14,000		H.J. Heinz Co	515,760
4,500	*	Hercules, Inc	65,205
8,900		Hershey Foods Corp	538,094
14,300		Kellogg Co	618,761
5,700		McCormick & Co, Inc (Non-Vote)	196,251
3,200		Molson Coors Brewing Co (Class B)	246,944
7,900		Pepsi Bottling Group, Inc	220,015
67,300		PepsiCo, Inc	3,568,919
31,700		Sara Lee Corp	702,472
8,000		Wrigley (Wm.) Jr Co	524,560

		TOTAL FOOD AND KINDRED PRODUCTS	15,021,348

FOOD STORES - 0.43%
14,700		Albertson's, Inc	303,555
29,400	*	Kroger Co	471,282
17,900	*	Safeway, Inc	331,687
16,038	*	Starbucks Corp	828,523

		TOTAL FOOD STORES	1,935,047

FORESTRY - 0.15%
9,700		Weyerhaeuser Co	664,450

		TOTAL FORESTRY	664,450

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE

FURNITURE AND FIXTURES - 0.20%
7,600		Johnson Controls, Inc	$423,776
7,600		Leggett & Platt, Inc	219,488
11,000		Newell Rubbermaid, Inc	241,340

		TOTAL FURNITURE AND FIXTURES	884,604

FURNITURE AND HOMEFURNISHINGS STORES - 0.30%
12,100	*	Bed Bath & Beyond, Inc	442,134
12,100		Best Buy Co, Inc	653,521
7,600		Circuit City Stores, Inc (Circuit City Group)	121,980
6,300		RadioShack Corp	154,350

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,371,985

GENERAL BUILDING CONTRACTORS - 0.19%
5,200		Centex Corp	297,804
1,700		KB Home	199,682
4,700		Pulte Homes, Inc	346,061

		TOTAL GENERAL BUILDING CONTRACTORS	843,547

GENERAL MERCHANDISE STORES - 2.70%
4,500	*	Big Lots, Inc	54,090
18,880		Costco Wholesale Corp	834,118
3,200		Dillard's, Inc (Class A)	86,080
12,100		Dollar General Corp	265,111
6,700		Family Dollar Stores, Inc	203,412
6,700		Federated Department Stores, Inc	426,388
11,400		J.C. Penney Co, Inc	591,888
13,000	*	Kohl's Corp	671,190
11,700		May Department Stores Co	433,134
35,900		Target Corp	1,795,718
136,000		Wal-Mart Stores, Inc	6,814,960

		TOTAL GENERAL MERCHANDISE STORES	12,176,089

HEALTH SERVICES - 0.73%
18,300	*	Caremark Rx, Inc	727,974
3,200	*	Express Scripts, Inc	279,008
16,500		HCA, Inc	883,905
9,800		Health Management Associates, Inc (Class A)	256,564
5,400	*	Laboratory Corp of America Holdings	260,280
3,700		Manor Care, Inc	134,532
11,008	*	Medco Health Solutions, Inc	545,667
18,800	*	Tenet Healthcare Corp	216,764

		TOTAL HEALTH SERVICES	3,304,694

HOLDING AND OTHER INVESTMENT OFFICES - 3.27%
3,800		Apartment Investment & Management Co (Class A)	141,360
8,000		Archstone-Smith Trust	272,880
16,100		Equity Office Properties Trust	485,093
11,300		Equity Residential	363,973

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES		VALUE

7,600	Plum Creek Timber Co, Inc	$271,320
7,300	Prologis	270,830
8,800	Simon Property Group, Inc	533,104
93,283	SPDR Trust Series 1	11,003,663
35,000	Washington Mutual, Inc	1,382,500

	TOTAL HOLDING AND OTHER INVESTMENT OFFICES	14,724,723

HOTELS AND OTHER LODGING PLACES - 0.31%
15,400	Hilton Hotels Corp	344,190
8,000	Marriott International, Inc (Class A)	534,880
8,500	Starwood Hotels & Resorts Worldwide, Inc	510,255

	TOTAL HOTELS AND OTHER LODGING PLACES	1,389,325

INDUSTRIAL MACHINERY AND EQUIPMENT - 7.66%
31,000	3M Co	2,656,390
7,200	American Standard Cos, Inc	334,656
32,800	*	Apple Computer, Inc	1,366,776
66,900		Applied Materials, Inc	1,087,125
13,500		Baker Hughes, Inc	600,615
3,200		Black & Decker Corp	252,768
13,700		Caterpillar, Inc	1,252,728
259,600	*	Cisco Systems, Inc	4,644,244
1,700		Cummins, Inc	119,595
9,900		Deere & Co	664,587
98,700	*	Dell, Inc	3,792,054
8,100		Dover Corp	306,099
6,100		Eaton Corp	398,940
96,600	*	EMC Corp	1,190,112
13,000	*	Gateway, Inc	52,390
116,200		Hewlett-Packard Co	2,549,428
6,900		Ingersoll-Rand Co Ltd	549,585
65,500		International Business Machines Corp	5,985,390
13,800		International Game Technology	367,908
3,700		ITT Industries, Inc	333,888
5,200	*	Lexmark International, Inc	415,844
7,000	*	National Oilwell Varco, Inc	326,900
14,700	*	Network Appliance, Inc	406,602
4,900		Pall Corp	132,888
4,800		Parker Hannifin Corp	292,416
9,200		Pitney Bowes, Inc	415,104
7,000		Rockwell Automation, Inc	396,480
39,000	*	Solectron Corp	135,330
9,700		Symbol Technologies, Inc	140,553
80,800		Tyco International Ltd	2,731,040
38,400	*	Xerox Corp	581,760

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	34,480,195

INSTRUMENTS AND RELATED PRODUCTS - 2.55%
17,300	*	Agilent Technologies, Inc	384,060
7,800		Applera Corp (Applied Biosystems Group)	153,972
4,200		Bard (C.R.), Inc	285,936
2,300		Bausch & Lomb, Inc	168,590

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE

24,800		Baxter International, Inc	$842,704
10,100		Becton Dickinson & Co	590,042
10,100		Biomet, Inc	366,630
30,500	*	Boston Scientific Corp	893,345
11,500		Eastman Kodak Co	374,325
4,700	*	Fisher Scientific International, Inc	267,524
12,900		Guidant Corp	953,310
7,800		KLA-Tencor Corp	358,878
48,500		Medtronic, Inc	2,471,075
2,000	*	Millipore Corp	86,800
5,200		PerkinElmer, Inc	107,276
18,100		Raytheon Co	700,470
14,400	*	St. Jude Medical, Inc	518,400
15,000		Stryker Corp	669,150
3,500		Tektronix, Inc	85,855
7,700	*	Teradyne, Inc	112,420
6,400	*	Thermo Electron Corp	161,856
4,800	*	Waters Corp	171,792
9,900	*	Zimmer Holdings, Inc	770,319

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	11,494,729

INSURANCE AGENTS, BROKERS AND SERVICE - 0.21%
12,700		AON Corp	290,068
21,200		Marsh & McLennan Cos, Inc	644,904

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	934,972

INSURANCE CARRIERS - 5.17%
11,400		ACE Ltd	470,478
11,800		Aetna, Inc	884,410
20,100		Aflac, Inc	748,926
27,200		Allstate Corp	1,470,432
4,500		Ambac Financial Group, Inc	336,375
104,600		American International Group, Inc	5,795,886
7,600		Chubb Corp	602,452
5,200		Cigna Corp	464,360
6,300		Cincinnati Financial Corp	274,743
11,800		Hartford Financial Services Group, Inc	809,008
6,800	*	Humana, Inc	217,192
5,400		Jefferson-Pilot Corp	264,870
7,000		Lincoln National Corp	315,980
6,400		Loews Corp	470,656
5,800		MBIA, Inc	303,224
29,400		MetLife, Inc	1,149,540
4,000		MGIC Investment Corp	246,680
12,000		Principal Financial Group	461,880
8,150		Progressive Corp	747,844
21,000		Prudential Financial, Inc	1,205,400
5,092		Safeco Corp	248,031
26,847		St. Paul Travelers Cos, Inc	986,090
4,300		Torchmark Corp	224,460
25,700		UnitedHealth Group, Inc	2,451,266
11,900		UnumProvident Corp	202,538
12,200	*	WellPoint, Inc	1,529,270
5,500		XL Capital Ltd (Class A)	398,035

		TOTAL INSURANCE CARRIERS	23,280,026

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE

LEATHER AND LEATHER PRODUCTS - 0.10%
7,800	*	Coach, Inc	$441,714

		TOTAL LEATHER AND LEATHER PRODUCTS	441,714

LUMBER AND WOOD PRODUCTS - 0.08%
10,400		Georgia-Pacific Corp	369,096

		TOTAL LUMBER AND WOOD PRODUCTS	369,096

METAL MINING - 0.31%
7,100		Freeport-McMoRan Copper & Gold, Inc (Class A)	281,231
17,800		Newmont Mining Corp	752,050
3,800		Phelps Dodge Corp	386,574

		TOTAL METAL MINING	1,419,855

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.21%
5,800		Fortune Brands, Inc	467,654
6,700		Hasbro, Inc	137,015
16,700		Mattel, Inc	356,545

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	961,214

MISCELLANEOUS RETAIL - 1.46%
16,000		CVS Corp	841,920
48,556	*	eBay, Inc	1,809,197
12,500	*	Office Depot, Inc	277,250
5,788	*	Sears Holdings Corp	770,788
19,884		Staples, Inc	624,954
5,800		Tiffany & Co	200,216
8,600	*	Toys 'R' Us, Inc	221,536
41,000		Walgreen Co	1,821,220

		TOTAL MISCELLANEOUS RETAIL	6,567,081

MOTION PICTURES - 1.68%
115,700		News Corp (Class A)	1,957,644
184,500	*	Time Warner, Inc	3,237,975
82,200		Walt Disney Co	2,361,606

		TOTAL MOTION PICTURES	7,557,225

NONDEPOSITORY INSTITUTIONS - 2.31%
47,100		American Express Co	2,419,527
9,900		Capital One Financial Corp	740,223
8,400		CIT Group, Inc	319,200
23,300		Countrywide Financial Corp	756,318
38,800		Fannie Mae	2,112,660
27,600		Freddie Mac	1,744,320
51,300		MBNA Corp	1,259,415

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE

11,700	*	Providian Financial Corp	$200,772
17,200		SLM Corp	857,248

		TOTAL NONDEPOSITORY INSTITUTIONS	10,409,683

NONMETALLIC MINERALS, EXCEPT FUELS - 0.05%
4,100		Vulcan Materials Co	233,003

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	233,003

OIL AND GAS EXTRACTION - 2.34%
9,500		Anadarko Petroleum Corp	722,950
13,110		Apache Corp	802,725
6,500		BJ Services Co	337,220
15,500		Burlington Resources, Inc	776,085
19,200		Devon Energy Corp	916,800
9,800		EOG Resources, Inc	477,652
6,500		Kerr-McGee Corp	509,145
13,900		Marathon Oil Corp	652,188
5,600	*	Nabors Industries Ltd	331,184
5,400		Noble Corp	303,534
15,900		Occidental Petroleum Corp	1,131,603
4,300		Rowan Cos, Inc	128,699
23,800		Schlumberger Ltd	1,677,424
12,800	*	Transocean, Inc	658,688
10,855		Unocal Corp	669,645
13,866		XTO Energy, Inc	455,359

		TOTAL OIL AND GAS EXTRACTION	10,550,901

PAPER AND ALLIED PRODUCTS - 0.62%
4,200		Bemis Co	130,704
19,600		International Paper Co	721,084
19,300		Kimberly-Clark Corp	1,268,589
8,100		MeadWestvaco Corp	257,742
3,700		OfficeMax, Inc	123,950
5,900	*	Pactiv Corp	137,765
2,400		Temple-Inland, Inc	174,120

		TOTAL PAPER AND ALLIED PRODUCTS	2,813,954

PERSONAL SERVICES - 0.13%
6,000		Cintas Corp	247,860
6,600		H & R Block, Inc	333,828

		TOTAL PERSONAL SERVICES	581,688

PETROLEUM AND COAL PRODUCTS - 5.50%
3,400		Amerada Hess Corp	327,114
2,600		Ashland, Inc	175,422
84,500		ChevronTexaco Corp	4,927,195
27,900		ConocoPhillips	3,008,736
256,400	d	ExxonMobil Corp	15,281,440

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES		VALUE

2,800	Sunoco, Inc	$289,856
10,300	Valero Energy Corp	754,681

	TOTAL PETROLEUM AND COAL PRODUCTS	24,764,444

PRIMARY METAL INDUSTRIES - 0.41%
35,000		Alcoa, Inc	1,063,650
4,000		Allegheny Technologies, Inc	96,440
6,448	*	Andrew Corp	75,506
6,400		Nucor Corp	368,384
4,700		United States Steel Corp	238,995

		TOTAL PRIMARY METAL INDUSTRIES	1,842,975

PRINTING AND PUBLISHING - 0.63%
2,800		Dow Jones & Co, Inc	104,636
10,200		Gannett Co, Inc	806,616
3,000		Knight Ridder, Inc	201,750
7,600		McGraw-Hill Cos, Inc	663,100
1,800		Meredith Corp	84,150
5,800		New York Times Co (Class A)	212,164
8,600		R.R. Donnelley & Sons Co	271,932
11,900		Tribune Co	474,453

		TOTAL PRINTING AND PUBLISHING	2,818,801

RAILROAD TRANSPORTATION - 0.57%
32,500	*	ADC Telecommunications, Inc	64,675
15,100		Burlington Northern Santa Fe Corp	814,343
8,600		CSX Corp	358,190
16,000		Norfolk Southern Corp	592,800
10,600		Union Pacific Corp	738,820

		TOTAL RAILROAD TRANSPORTATION	2,568,828

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.27%
3,200		Cooper Tire & Rubber Co	58,752
7,000	*	Goodyear Tire & Rubber Co	93,450
9,200		Nike, Inc (Class B)	766,452
2,500		Reebok International Ltd	110,750
3,300	*	Sealed Air Corp	171,402

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,200,806

SECURITY AND COMMODITY BROKERS - 2.19%
4,700		Bear Stearns Cos, Inc	469,530
46,100		Charles Schwab Corp	484,511
14,800	*	E*Trade Financial Corp	177,600
3,800		Federated Investors, Inc (Class B)	107,578
7,900		Franklin Resources, Inc	542,335
17,900		Goldman Sachs Group, Inc	1,968,821
9,400		Janus Capital Group, Inc	131,130

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE

11,000		Lehman Brothers Holdings, Inc	$1,035,760
37,300		Merrill Lynch & Co, Inc	2,111,180
44,600		Morgan Stanley	2,553,350
4,900		T Rowe Price Group, Inc	290,962

		TOTAL SECURITY AND COMMODITY BROKERS	9,872,757

STONE, CLAY, AND GLASS PRODUCTS - 0.14%
56,600	*	Corning, Inc	629,958

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	629,958

TOBACCO PRODUCTS - 1.37%
83,000		Altria Group, Inc	5,427,370
4,800		Reynolds American, Inc	386,832
6,600		UST, Inc	341,220

		TOTAL TOBACCO PRODUCTS	6,155,422

TRANSPORTATION BY AIR - 0.35%
7,600	*	Delta Air Lines, Inc	30,780
12,100		FedEx Corp	1,136,795
29,500		Southwest Airlines Co	420,080

		TOTAL TRANSPORTATION BY AIR	1,587,655

TRANSPORTATION EQUIPMENT - 2.66%
33,400		Boeing Co	1,952,564
3,800		Brunswick Corp	178,030
6,000		Dana Corp	76,740
22,500		Delphi Corp	100,800
73,500		Ford Motor Co	832,755
8,000		General Dynamics Corp	856,400
22,600		General Motors Corp	664,214
7,000		Genuine Parts Co	304,430
4,800		Goodrich Corp	183,792
11,700		Harley-Davidson, Inc	675,792
34,100		Honeywell International, Inc	1,268,861
16,100		Lockheed Martin Corp	983,066
2,900	*	Navistar International Corp	105,560
14,400		Northrop Grumman Corp	777,312
6,894		Paccar, Inc	499,057
5,400		Textron, Inc	402,948
20,500		United Technologies Corp	2,084,030
4,900	*	Visteon Corp	27,979

		TOTAL TRANSPORTATION EQUIPMENT	11,974,330

TRANSPORTATION SERVICES - 0.02%
5,200		Sabre Holdings Corp	113,776

		TOTAL TRANSPORTATION SERVICES	113,776

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES		VALUE

TRUCKING AND WAREHOUSING - 0.73%
44,900	United Parcel Service, Inc (Class B)	$3,266,026

	TOTAL TRUCKING AND WAREHOUSING	3,266,026

WATER TRANSPORTATION - 0.24%
21,100		Carnival Corp	1,093,191

		TOTAL WATER TRANSPORTATION	1,093,191

WHOLESALE TRADE-DURABLE GOODS - 1.83%
119,400		Johnson & Johnson	8,018,904
3,300		W.W. Grainger, Inc	205,491

		TOTAL WHOLESALE TRADE-DURABLE GOODS	8,224,395

WHOLESALE TRADE-NONDURABLE GOODS - 0.66%
4,400		AmerisourceBergen Corp	252,076
3,600		Brown-Forman Corp (Class B)	197,100
17,400		Cardinal Health, Inc	970,920
11,800		McKesson Corp	445,450
5,400		Supervalu, Inc	180,090
25,500		Sysco Corp	912,900

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,958,536

		TOTAL COMMON STOCKS	445,437,871
		(Cost $414,345,612)

PRINCIPAL

SHORT-TERM INVESTMENTS - 11.11%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 11.11%
$50,000,000		Federal Home Loan Bank (FHLB), 2.400%, 04/01/05	49,996,306

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	49,996,306

		TOTAL SHORT-TERM INVESTMENTS	49,996,306
		(Cost $50,000,000)

		TOTAL PORTFOLIO - 110.04%	495,434,177
		(Cost $464,345,612)

		OTHER ASSETS AND LIABILITIES, NET - (10.04%)	(45,185,994)

		NET ASSETS - 100.00%	$450,248,183

	*	Non-income producing
	d	All or portion of these securities have been segregated by the custodian to cover margin or
		other requirements on open futures contracts.

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.88%

AMUSEMENT AND RECREATION SERVICES - 0.61%
1,205		Harrah's Entertainment, Inc	$77,819
600		International Speedway Corp (Class A)	32,550
800		Station Casinos, Inc	54,040

		TOTAL AMUSEMENT AND RECREATION SERVICES	164,409

APPAREL AND ACCESSORY STORES - 2.25%
1,633		Abercrombie & Fitch Co (Class A)	93,473
1,908		American Eagle Outfitters, Inc	56,381
898	*	AnnTaylor Stores Corp	22,980
3,388	*	Chico's FAS, Inc	95,745
1,600		Claire's Stores, Inc	36,864
1,180		Foot Locker, Inc	34,574
397		Limited Brands, Inc	9,647
1,412		Nordstrom, Inc	78,197
1,479	*	Pacific Sunwear of California, Inc	41,383
2,824		Ross Stores, Inc	82,291
300		Talbots, Inc	9,594
886	*	Urban Outfitters, Inc	42,501

		TOTAL APPAREL AND ACCESSORY STORES	603,630

APPAREL AND OTHER TEXTILE PRODUCTS - 0.07%
300	*	Columbia Sportswear Co	15,969
100		Polo Ralph Lauren Corp	3,880

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	19,849

AUTO REPAIR, SERVICES AND PARKING - 0.09%
583		Ryder System, Inc	24,311

		TOTAL AUTO REPAIR, SERVICES AND PARKING	24,311

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 1.12%
1,430	*	Advance Auto Parts	72,144
1,038	*	Autozone, Inc	88,957
2,015	*	Carmax, Inc	63,473
1,283	*	Copart, Inc	30,227
931	*	O'Reilly Automotive, Inc	46,112

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	300,913

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.24%
1,183		Fastenal Co	$65,432

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	65,432

BUSINESS SERVICES - 14.14%
2,893	*	Activision, Inc	42,816
1,433		Acxiom Corp	29,993
4,435		Adobe Systems, Inc	297,899
1,656	*	Affiliated Computer Services, Inc (Class A)	88,166
2,072	*	Akamai Technologies, Inc	26,377
843	*	Alliance Data Systems Corp	34,057
1,128	*	Ask Jeeves, Inc	31,674
4,362	*	Autodesk, Inc	129,813
7,096	*	BEA Systems, Inc	56,555
1,272	*	BMC Software, Inc	19,080
1,038		Brink's Co	35,915
2,949	*	Cadence Design Systems, Inc	44,088
1,800	*	Ceridian Corp	30,690
1,200		Certegy, Inc	41,544
1,024	*	Checkfree Corp	41,738
1,700	*	ChoicePoint, Inc	68,187
3,200	*	Citrix Systems, Inc	76,224
300	*	Cogent, Inc	7,554
2,400	*	Cognizant Technology Solutions Corp	110,880
1,352	*	DST Systems, Inc	62,435
1,381	*	Dun & Bradstreet Corp	84,862
1,692		Equifax, Inc	51,928
1,168		Fair Isaac Corp	40,226
3,684	*	Fiserv, Inc	146,623
821	*	Getty Images, Inc	58,381
2,304		GTECH Holdings Corp	54,213
1,400		Henry (Jack) & Associates, Inc	25,186
4,361		IMS Health, Inc	106,365
5,406	*	Interpublic Group of Cos, Inc	66,386
3,124	*	Intuit, Inc	136,738
2,100	*	Iron Mountain, Inc	60,564
9,987	*	Juniper Networks, Inc	220,313
462	*	Kinetic Concepts, Inc	27,558
1,300	*	Lamar Advertising Co	52,377
1,300	*	Macromedia, Inc	43,550
835		Manpower, Inc	36,339
2,493	*	McAfee, Inc	56,242
1,600	*	Mercury Interactive Corp	75,808
800		MoneyGram International, Inc	15,112
1,900	*	Monster Worldwide, Inc	53,295
1,050		National Instruments Corp	28,403
600	*	NAVTEQ Corp	26,010
2,812	*	NCR Corp	94,877
7,450	*	Novell, Inc	44,402
460	*	Pixar	44,873
3,142	*	Red Hat, Inc	34,279
801	*	Rent-A-Center, Inc	21,875
1,130		Reynolds & Reynolds Co (Class A)	30,578
2,768		Robert Half International, Inc	74,625
3,224		Servicemaster Co	43,524
6,383	*	Siebel Systems, Inc	58,277
4,828	*	SunGard Data Systems, Inc	166,566

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

2,800	*	Synopsys, Inc	$50,680
3,112	*	TIBCO Software, Inc	23,184
700		Total System Services, Inc	17,493
336	*	Unisys Corp	2,372
3,200	*	VeriSign, Inc	91,840
7,993	*	Veritas Software Corp	185,598
200		Viad Corp	5,380
3,653	*	WebMD Corp	31,051
1,467	*	Westwood One, Inc	29,853

		TOTAL BUSINESS SERVICES	3,793,491

CHEMICALS AND ALLIED PRODUCTS - 8.65%
1,163		Alberto-Culver Co	55,661
2,450		Allergan, Inc	170,202
400	*	American Pharmaceutical Partners, Inc	20,696
1,800	*	Amylin Pharmaceuticals, Inc	31,482
1,390	*	Andrx Corp	31,511
2,100		Avery Dennison Corp	130,053
1,680	*	Barr Pharmaceuticals, Inc	82,034
1,100	*	Cephalon, Inc	51,513
1,100	*	Charles River Laboratories International, Inc	51,744
2,091	*	Chiron Corp	73,311
1,189		Church & Dwight Co, Inc	42,174
1,453		Clorox Co	91,524
708	*	Dade Behring Holdings, Inc	41,722
3,480		Ecolab, Inc	115,014
600	*	Eon Labs, Inc	18,144
2,000		Estee Lauder Cos (Class A)	89,960
100	*	Eyetech Pharmaceuticals, Inc	2,750
4,565	*	Genzyme Corp	261,301
500	*	ICOS Corp	11,230
700	*	Idexx Laboratories, Inc	37,912
1,299	*	ImClone Systems, Inc	44,816
1,350		International Flavors & Fragrances, Inc	53,325
491	*	Invitrogen Corp	33,977
3,550	*	IVAX Corp	70,184
495	*	Martek Biosciences Corp	28,804
1,100		Medicis Pharmaceutical Corp (Class A)	32,978
4,729	*	MedImmune, Inc	112,597
1,367	*	MGI Pharma, Inc	34,544
2,900	*	Millennium Pharmaceuticals, Inc	24,418
5,006		Mylan Laboratories, Inc	88,706
1,059	*	NBTY, Inc	26,570
1,615	*	Nektar Therapeutics	22,513
694	*	Neurocrine Biosciences, Inc	26,414
891	*	OSI Pharmaceuticals, Inc	36,834
1,760		Praxair, Inc	84,234
323	*	Protein Design Labs, Inc	5,165
100	*	Scotts Miracle-Gro Co (Class A)	7,023
1,900	*	Sepracor, Inc	109,079
201		Sherwin-Williams Co	8,842
313		Sigma-Aldrich Corp	19,171
1,210	*	VCA Antech, Inc	24,478
544	*	Watson Pharmaceuticals, Inc	16,717

		TOTAL CHEMICALS AND ALLIED PRODUCTS	2,321,327

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

COAL MINING - 0.26%
405		Arch Coal, Inc	$17,419
1,092		Consol Energy, Inc	51,346

		TOTAL COAL MINING	68,765

COMMUNICATIONS - 3.33%
7,982	*	Avaya, Inc	93,230
2,860	*	Cablevision Systems Corp (Class A)	80,223
479	*	Citadel Broadcasting Corp	6,577
200	*	Cox Radio, Inc (Class A)	3,362
1,876	*	Crown Castle International Corp	30,128
398	*	Entercom Communications Corp	14,137
1,534	*	Foundry Networks, Inc	15,187
500		Global Payments, Inc	32,245
1,123	*	IDT Corp	15,947
13,139	*	Level 3 Communications, Inc	27,066
1,915	*	Liberty Media International, Inc	83,762
2,379	*	Nextel Partners, Inc (Class A)	52,243
1,105	*	NII Holdings, Inc (Class B)	63,538
800	*	Radio One, Inc (Class D)	11,800
759	*	Spectrasite, Inc	43,999
400		Telephone & Data Systems, Inc	32,640
100	*	U.S. Cellular Corp	4,563
5,296	*	UnitedGlobalcom, Inc (Class A)	50,100
2,602	*	Univision Communications, Inc (Class A)	72,049
300	*	West Corp	9,600
1,470	*	Western Wireless Corp (Class A)	55,801
3,018	*	XM Satellite Radio Holdings, Inc	95,067

		TOTAL COMMUNICATIONS	893,264

DEPOSITORY INSTITUTIONS - 1.86%
2,652		Commerce Bancorp, Inc	86,110
1,301		Hudson City Bancorp, Inc	47,552
540		IndyMac Bancorp, Inc	18,360
1,742		NewAlliance Bancshares, Inc	24,388
1,647		North Fork Bancorp, Inc	45,688
1,133		Northern Trust Corp	49,217
3,951		Synovus Financial Corp	110,075
2,418		TCF Financial Corp	65,649
876		UCBH Holdings, Inc	34,952
137		Valley National Bancorp	3,532
1,246		W Holding Co, Inc	12,547

		TOTAL DEPOSITORY INSTITUTIONS	498,070

EATING AND DRINKING PLACES - 2.30%
1,600		Applebee's International, Inc	44,096
1,894		Aramark Corp (Class B)	49,774
1,600	*	Brinker International, Inc	57,952
1,375		Darden Restaurants, Inc	42,185
1,000		Outback Steakhouse, Inc	45,790
1,300		Ruby Tuesday, Inc	31,577

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

1,500	*	The Cheesecake Factory, Inc	$53,175
300		Wendy's International, Inc	11,712
5,418		Yum! Brands, Inc	280,707

		TOTAL EATING AND DRINKING PLACES	616,968

EDUCATIONAL SERVICES - 0.84%
1,970	*	Career Education Corp	67,492
1,751	*	Corinthian Colleges, Inc	27,526
1,200	*	DeVry, Inc	22,704
1,400	*	Education Management Corp	39,130
900	*	ITT Educational Services, Inc	43,650
551	*	Laureate Education, Inc	23,577

		TOTAL EDUCATIONAL SERVICES	224,079

ELECTRIC, GAS, AND SANITARY SERVICES - 1.06%
11,968	*	AES Corp	196,036
464	*	Allegheny Energy, Inc	9,586
2,400	*	Allied Waste Industries, Inc	17,544
330		Kinder Morgan, Inc	24,981
800	*	Stericycle, Inc	35,360

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	283,507

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.96%
1,235		Adtran, Inc	21,785
3,886	*	Advanced Micro Devices, Inc	62,642
32,600	*	Agere Systems, Inc (Class B)	46,292
7,067	*	Altera Corp	139,785
1,821		American Power Conversion Corp	47,546
921		Ametek, Inc	37,070
2,000	*	Amkor Technology, Inc	7,720
1,318		Amphenol Corp (Class A)	48,819
3,000	*	Applied Micro Circuits Corp	9,870
8,055	*	Atmel Corp	23,762
400		AVX Corp	4,900
926	*	CIENA Corp	1,593
2,090	*	Comverse Technology, Inc	52,710
4,938	*	Conexant Systems, Inc	7,407
1,400	*	Cree, Inc	30,450
2,373	*	Cypress Semiconductor Corp	29,900
400	*	Dolby Laboratories, Inc (Class A)	9,400
590	*	Energizer Holdings, Inc	35,282
1,258	*	Fairchild Semiconductor International, Inc	19,285
100	*	Freescale Semiconductor, Inc	1,695
5,800	*	Freescale Semiconductor, Inc (Class B)	100,050
1,831	*	Gemstar-TV Guide International, Inc	7,965
1,130		Harman International Industries, Inc	99,960
1,702		Harris Corp	55,570
1,300	*	Integrated Circuit Systems, Inc	24,856
1,056	*	International Rectifier Corp	48,048
1,300		Intersil Corp (Class A)	22,516
3,100	*	Jabil Circuit, Inc	88,412
25,752	*	JDS Uniphase Corp	43,006
1,000		L-3 Communications Holdings, Inc	71,020

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

5,863		Linear Technology Corp	$224,611
2,900	*	LSI Logic Corp	16,211
844		Maytag Corp	11,791
1,384	*	MEMC Electronic Materials, Inc	18,615
3,940		Microchip Technology, Inc	102,479
5,300	*	Micron Technology, Inc	54,802
2,205		Molex, Inc	58,124
6,800		National Semiconductor Corp	140,148
1,950	*	Novellus Systems, Inc	52,124
3,100	*	Nvidia Corp	73,656
924		Plantronics, Inc	35,186
3,300	*	PMC-Sierra, Inc	29,040
1,252	*	Polycom, Inc	21,221
1,545	*	QLogic Corp	62,573
1,600	*	Rambus, Inc	24,112
3,320		Rockwell Collins, Inc	157,999
5,000	*	Sanmina-SCI Corp	26,100
1,414	*	Semtech Corp	25,268
700	*	Silicon Laboratories, Inc	20,797
3,552	*	Tellabs, Inc	25,930
1,536	*	UTStarcom, Inc	16,819
542	*	Vishay Intertechnology, Inc	6,737

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,403,659

ENGINEERING AND MANAGEMENT SERVICES - 2.97%
1,200	*	Affymetrix, Inc	51,408
600	*	BearingPoint, Inc	5,262
3,076	*	Celgene Corp	104,738
700		Corporate Executive Board Co	44,765
1,204	*	Covance, Inc	57,322
626		Fluor Corp	34,699
951	*	Gen-Probe, Inc	42,377
700	*	Hewitt Associates, Inc	18,620
900	*	Jacobs Engineering Group, Inc	46,728
2,338		Moody's Corp	189,051
900	*	Pharmaceutical Product Development, Inc	43,605
1,500		Quest Diagnostics, Inc	157,695

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	796,270

FABRICATED METAL PRODUCTS - 0.36%
476	*	Alliant Techsystems, Inc	34,010
1,142		Ball Corp	47,370
273		Harsco Corp	16,274

		TOTAL FABRICATED METAL PRODUCTS	97,654

FOOD AND KINDRED PRODUCTS - 1.32%
2,171		Campbell Soup Co	63,003
2,505		Hershey Foods Corp	151,452
2,000		McCormick & Co, Inc (Non-Vote)	68,860
2,581		Pepsi Bottling Group, Inc	71,881

		TOTAL FOOD AND KINDRED PRODUCTS	355,196

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

FOOD STORES - 0.49%
443	*	7-Eleven, Inc	$10,641
1,190		Whole Foods Market, Inc	121,535

		TOTAL FOOD STORES	132,176

FURNITURE AND FIXTURES - 0.76%
1,300		Herman Miller, Inc	39,156
246		Hillenbrand Industries, Inc	13,646
1,116		HNI Corp	50,164
909		Johnson Controls, Inc	50,686
1,400		Leggett & Platt, Inc	40,432
395		Newell Rubbermaid, Inc	8,666

		TOTAL FURNITURE AND FIXTURES	202,750

FURNITURE AND HOMEFURNISHINGS STORES - 1.55%
5,599	*	Bed Bath & Beyond, Inc	204,587
668		Circuit City Stores, Inc (Circuit City Group)	10,721
42	*	GameStop Corp (Class B)	937
527	*	Mohawk Industries, Inc	44,426
778		Pier 1 Imports, Inc	14,183
3,022		RadioShack Corp	74,039
1,800	*	Williams-Sonoma, Inc	66,150

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	415,043

GENERAL BUILDING CONTRACTORS - 1.68%
1,156		Centex Corp	66,204
3,198		D.R. Horton, Inc	93,510
496	*	Hovnanian Enterprises, Inc (Class A)	25,296
1,077		Lennar Corp (Class A)	61,044
334		MDC Holdings, Inc	23,263
100	*	NVR, Inc	78,500
851		Pulte Homes, Inc	62,659
120		Ryland Group, Inc	7,442
416	*	Toll Brothers, Inc	32,802

		TOTAL GENERAL BUILDING CONTRACTORS	450,720

GENERAL MERCHANDISE STORES - 1.04%
700	*	Big Lots, Inc	8,414
5,528		Dollar General Corp	121,118
2,205	*	Dollar Tree Stores, Inc	63,350
2,837		Family Dollar Stores, Inc	86,131

		TOTAL GENERAL MERCHANDISE STORES	279,013

HEALTH SERVICES - 3.54%
926	*	Accredo Health, Inc	41,124
500	*	Community Health Systems, Inc	17,455
1,990	*	Coventry Health Care, Inc	135,599

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

1,850	*	DaVita, Inc	$77,423
1,186	*	Express Scripts, Inc	103,407
3,986		Health Management Associates, Inc (Class A)	104,353
2,499	*	Laboratory Corp of America Holdings	120,452
1,900	*	Lincare Holdings, Inc	84,037
1,368		Manor Care, Inc	49,740
2,270	*	Medco Health Solutions, Inc	112,524
1,252	*	Renal Care Group, Inc	47,501
600	*	Triad Hospitals, Inc	30,060
498		Universal Health Services, Inc (Class B)	26,095

		TOTAL HEALTH SERVICES	949,770

HOLDING AND OTHER INVESTMENT OFFICES - 1.06%
1,999		Catellus Development Corp	53,273
182		CBL & Associates Properties, Inc	13,015
892		Fremont General Corp	19,615
1,400		Friedman Billings Ramsey Group, Inc	22,218
581		General Growth Properties, Inc	19,812
400		iShares Russell Midcap Growth Index Fund	33,164
425		Mills Corp	22,483
687		Regency Centers Corp	32,722
895		Ventas, Inc	22,339
1,328		Weingarten Realty Investors	45,829

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	284,470

HOTELS AND OTHER LODGING PLACES - 2.27%
359		Choice Hotels International, Inc	22,240
6,121		Hilton Hotels Corp	136,804
1,310	*	Mandalay Resort Group	92,342
3,174		Marriott International, Inc (Class A)	212,214
226	*	MGM Mirage	16,005
1,443		Starwood Hotels & Resorts Worldwide, Inc	86,623
642	*	Wynn Resorts Ltd	43,489

		TOTAL HOTELS AND OTHER LODGING PLACES	609,717

INDUSTRIAL MACHINERY AND EQUIPMENT - 9.30%
3,528		American Standard Cos, Inc	163,981
7,622	*	Apple Computer, Inc	317,609
800	*	Avocent Corp	20,528
6,226		Baker Hughes, Inc	276,995
1,348		Black & Decker Corp	106,478
670		Briggs & Stratton Corp	24,395
230	*	Cooper Cameron Corp	13,158
1,400		Donaldson Co, Inc	45,192
3,080		Dover Corp	116,393
1,300	*	FMC Technologies, Inc	43,134
1,300		Graco, Inc	52,468
2,372	*	Grant Prideco, Inc	57,308
668		ITT Industries, Inc	60,280
2,500	*	Lam Research Corp	72,150
2,432	*	Lexmark International, Inc	194,487
1,600	*	Maxtor Corp	8,512
1,256	*	National Oilwell Varco, Inc	58,655

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

6,040	*	Network Appliance, Inc	$167,066
210		Pall Corp	5,695
2,413		Pitney Bowes, Inc	108,875
2,252		Rockwell Automation, Inc	127,553
2,739	*	Sandisk Corp	76,144
2,026		Smith International, Inc	127,091
17,482	*	Solectron Corp	60,663
95		SPX Corp	4,112
474	*	Storage Technology Corp	14,599
4,400		Symbol Technologies, Inc	63,756
667		Timken Co	18,236
1,141	*	Western Digital Corp	14,548
1,451	*	Xerox Corp	21,983
1,100	*	Zebra Technologies Corp (Class A)	52,239

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,494,283

INSTRUMENTS AND RELATED PRODUCTS - 5.91%
2,000		Bard (C.R.), Inc	136,160
633		Bausch & Lomb, Inc	46,399
1,200		Beckman Coulter, Inc	79,740
4,739		Biomet, Inc	172,026
773		Cooper Cos, Inc	56,352
2,139	*	Cytyc Corp	49,218
1,564		Dentsply International, Inc	85,097
1,100	*	Edwards Lifesciences Corp	47,542
2,091	*	Fisher Scientific International, Inc	119,020
1,306	*	Flir Systems, Inc	39,572
765	*	Fossil, Inc	19,833
680	*	Inamed Corp	47,518
3,716		KLA-Tencor Corp	170,973
487	*	Mettler-Toledo International, Inc	23,132
1,000	*	Millipore Corp	43,400
1,300		PerkinElmer, Inc	26,819
700	*	Resmed, Inc	39,480
700	*	Respironics, Inc	40,789
632		Roper Industries, Inc	41,396
1,415		Tektronix, Inc	34,710
3,700	*	Teradyne, Inc	54,020
1,779	*	Thermo Electron Corp	44,991
2,556	*	Varian Medical Systems, Inc	87,620
2,220	*	Waters Corp	79,454

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,585,261

INSURANCE AGENTS, BROKERS AND SERVICE - 0.37%
1,100		Brown & Brown, Inc	50,699
1,675		Gallagher (Arthur J.) & Co	48,240

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	98,939

INSURANCE CARRIERS - 2.33%
503	Ambac Financial Group, Inc	37,599
100	Berkley (W.R.) Corp	4,960
391	Genworth Financial, Inc	10,760

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

400		HCC Insurance Holdings, Inc	$14,464
75	*	Markel Corp	25,891
381	*	Pacificare Health Systems, Inc	21,687
637		Radian Group, Inc	30,410
386		Unitrin, Inc	17,524
100	*	WellChoice, Inc	5,331
3,645	*	WellPoint, Inc	456,901

		TOTAL INSURANCE CARRIERS	625,527

LEATHER AND LEATHER PRODUCTS - 0.86%
3,573	*	Coach, Inc	202,339
400	*	Timberland Co (Class A)	28,372

		TOTAL LEATHER AND LEATHER PRODUCTS	230,711

METAL MINING - 0.46%
2,939		Freeport-McMoRan Copper & Gold, Inc (Class A)	116,414
100		Southern Peru Copper Corp	5,546

		TOTAL METAL MINING	121,960

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.06%
2,569		Fortune Brands, Inc	207,138
3,594		Mattel, Inc	76,732

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	283,870

MISCELLANEOUS RETAIL - 1.60%
100	*	Barnes & Noble, Inc	3,449
1,400	*	Marvel Enterprises, Inc	28,000
2,564		Michaels Stores, Inc	93,073
614		MSC Industrial Direct Co (Class A)	18,764
1,630		Omnicare, Inc	57,783
778	*	Petco Animal Supplies, Inc	28,638
2,709		Petsmart, Inc	77,884
7,100	*	Rite Aid Corp	28,116
2,740		Tiffany & Co	94,585

		TOTAL MISCELLANEOUS RETAIL	430,292

MOTION PICTURES - 0.24%
613	*	Avid Technology, Inc	33,176
1,000		Blockbuster, Inc (Class A)	8,830
300	*	DreamWorks Animation SKG, Inc (Class A)	12,213
250		Metro-Goldwyn-Mayer, Inc	2,988
677	*	NetFlix, Inc	7,345

		TOTAL MOTION PICTURES	64,552

NONDEPOSITORY INSTITUTIONS - 0.50%
571		American Capital Strategies Ltd	17,935
1,248	*	CapitalSource, Inc	28,704

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

1,602		Doral Financial Corp	$35,068
341	*	First Marblehead Corp	19,618
1,616	*	Providian Financial Corp	27,730
100		Westcorp	4,225

		TOTAL NONDEPOSITORY INSTITUTIONS	133,280

OIL AND GAS EXTRACTION - 2.74%
3,000		BJ Services Co	155,640
500		Diamond Offshore Drilling, Inc	24,950
1,635		ENSCO International, Inc	61,574
600	*	Newfield Exploration Co	44,556
1,369		Patina Oil & Gas Corp	54,760
2,944		Patterson-UTI Energy, Inc	73,659
486		Pioneer Natural Resources Co	20,762
252		Pogo Producing Co	12,408
1,100	*	Pride International, Inc	27,324
1,000		Rowan Cos, Inc	29,930
500		Tidewater, Inc	19,430
6,352		XTO Energy, Inc	208,600

		TOTAL OIL AND GAS EXTRACTION	733,593

PAPER AND ALLIED PRODUCTS - 0.17%
1,900	*	Pactiv Corp	44,365

		TOTAL PAPER AND ALLIED PRODUCTS	44,365

PERSONAL SERVICES - 1.13%
2,322		Cintas Corp	95,922
3,103		H & R Block, Inc	156,950
362		Regis Corp	14,816
800	*	Weight Watchers International, Inc	34,384

		TOTAL PERSONAL SERVICES	302,072

PRIMARY METAL INDUSTRIES - 0.65%
1,360	*	Andrew Corp	15,925
1,516		Nucor Corp	87,261
670		Precision Castparts Corp	51,597
1,056		Worthington Industries, Inc	20,360

		TOTAL PRIMARY METAL INDUSTRIES	175,143

PRINTING AND PUBLISHING - 1.69%
1,142		Belo (A.H.) Corp Series A	27,568
700		Dex Media, Inc	14,455
1,137		Dow Jones & Co, Inc	42,490
1,224	EW Scripps Co	59,670
1,000	Harte-Hanks, Inc	27,560
200	Knight Ridder, Inc	13,450
220	Media General, Inc (Class A)	13,607
706	Meredith Corp	33,005
2,527	New York Times Co (Class A)	92,438

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

106		Washington Post Co (Class B)	$94,764
950		Wiley (John) & Sons, Inc (Class A)	33,487

		TOTAL PRINTING AND PUBLISHING	452,494

RAILROAD TRANSPORTATION - 0.08%
10,904	*	ADC Telecommunications, Inc	21,699

		TOTAL RAILROAD TRANSPORTATION	21,699

REAL ESTATE - 0.27%
1,073		St. Joe Co	72,213

		TOTAL REAL ESTATE	72,213

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.30%
200		Reebok International Ltd	8,860
1,385	*	Sealed Air Corp	71,937

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	80,797

SECURITY AND COMMODITY BROKERS - 2.89%
4,500	*	Ameritrade Holding Corp	45,945
350		Blackrock, Inc	26,225
641		Chicago Mercantile Exchange	124,373
4,050	*	E*Trade Financial Corp	48,600
2,640		Eaton Vance Corp	61,882
1,400		Federated Investors, Inc (Class B)	39,634
1,300		Investors Financial Services Corp	63,583
1,987		Legg Mason, Inc	155,264
300		Nuveen Investments, Inc	10,296
1,242		SEI Investments Co	44,911
2,081		T Rowe Price Group, Inc	123,570
1,600		Waddell & Reed Financial, Inc (Class A)	31,584

		TOTAL SECURITY AND COMMODITY BROKERS	775,867

STONE, CLAY, AND GLASS PRODUCTS - 0.03%
150		Florida Rock Industries, Inc	8,823

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	8,823

TRANSPORTATION BY AIR - 0.80%
1,484	*	AMR Corp	15,879
1,700	*	JetBlue Airways Corp	32,368
11,643		Southwest Airlines Co	165,796

		TOTAL TRANSPORTATION BY AIR	214,043

TRANSPORTATION EQUIPMENT - 1.05%
1,069		Brunswick Corp	50,083
1,500		Gentex Corp	47,850

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

600	*	Navistar International Corp	$21,840
611		Oshkosh Truck Corp	50,096
851		Polaris Industries, Inc	59,766
701		United Defense Industries, Inc	51,467

		TOTAL TRANSPORTATION EQUIPMENT	281,102

TRANSPORTATION SERVICES - 0.71%
1,625		C.H. Robinson Worldwide, Inc	83,736
2,000		Expeditors International of Washington, Inc	107,100

		TOTAL TRANSPORTATION SERVICES	190,836

TRUCKING AND WAREHOUSING - 0.24%
277		CNF, Inc	12,961
1,109		Hunt (J.B.) Transport Services, Inc	48,541
362	*	Sirva, Inc	2,574

		TOTAL TRUCKING AND WAREHOUSING	64,076

WHOLESALE TRADE-DURABLE GOODS - 0.82%
256		BorgWarner, Inc	12,462
1,200		CDW Corp	68,016
514		Hughes Supply, Inc	15,292
250	*	Ingram Micro, Inc (Class A)	4,167
2,276	*	Patterson Cos, Inc	113,686
104		W.W. Grainger, Inc	6,476

		TOTAL WHOLESALE TRADE-DURABLE GOODS	220,099

WHOLESALE TRADE-NONDURABLE GOODS - 0.86%
589		AmerisourceBergen Corp	33,744
569		Brown-Forman Corp (Class B)	31,153
900	*	Endo Pharmaceuticals Holdings, Inc	20,295
1,478	*	Henry Schein, Inc	52,971
2,459		McKesson Corp	92,827

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	230,990

		TOTAL COMMON STOCKS	26,791,340
		(Cost $19,707,119)

		TOTAL PORTFOLIO - 99.88%	26,791,340
		(Cost $19,707,119)

		OTHER ASSETS AND LIABILITIES, NET - 0.12%	32,235

		NET ASSETS - 100.00%	$26,823,575

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

PREFERRED STOCKS - 0.02%

HOLDING AND OTHER INVESTMENT OFFICES - 0.02%
142	*	Simon Property Group L.P.	$7,871

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	7,871

		TOTAL PREFERRED STOCKS	7,871
		(Cost $4,545)

COMMON STOCKS - 99.37%

AMUSEMENT AND RECREATION SERVICES - 0.49%
6,513	*	Caesars Entertainment, Inc	128,892
1,046		Harrah's Entertainment, Inc	67,551
170		International Speedway Corp (Class A)	9,222

		TOTAL AMUSEMENT AND RECREATION SERVICES	205,665

APPAREL AND ACCESSORY STORES - 0.69%
200		American Eagle Outfitters, Inc	5,910
441	*	AnnTaylor Stores Corp	11,285
200		Claire's Stores, Inc	4,608
1,852		Foot Locker, Inc	54,264
7,165		Limited Brands, Inc	174,109
740		Nordstrom, Inc	40,981

		TOTAL APPAREL AND ACCESSORY STORES	291,157

APPAREL AND OTHER TEXTILE PRODUCTS - 0.75%
2,592		Jones Apparel Group, Inc	86,806
2,286		Liz Claiborne, Inc	91,737
800		Polo Ralph Lauren Corp	31,040
1,800		VF Corp	106,452

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	316,035

AUTO REPAIR, SERVICES AND PARKING - 0.22%
1,417		Lear Corp	62,858
734		Ryder System, Inc	30,608

		TOTAL AUTO REPAIR, SERVICES AND PARKING	93,466

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.16%
3,600	*	Autonation, Inc	68,184

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	68,184

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.13%
2,233		Louisiana-Pacific Corp	$56,138

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	56,138

BUSINESS SERVICES - 2.88%
8,012	*	3Com Corp	28,523
616	*	Activision, Inc	9,117
770	*	Affiliated Computer Services, Inc (Class A)	40,995
3,280	*	BMC Software, Inc	49,200
100		Brink's Co	3,460
2,507	*	Cadence Design Systems, Inc	37,479
1,214	*	Ceridian Corp	20,699
600	*	Checkfree Corp	24,456
200	*	Cogent, Inc	5,036
3,963	*	Computer Sciences Corp	181,703
7,905	*	Compuware Corp	56,916
2,953	*	Convergys Corp	44,088
1,086		Deluxe Corp	43,288
10,584		Electronic Data Systems Corp	218,771
914		Equifax, Inc	28,051
211		Fair Isaac Corp	7,267
2,842	*	Interpublic Group of Cos, Inc	34,900
337	*	Lamar Advertising Co	13,578
959		Manpower, Inc	41,736
548	*	McAfee, Inc	12,363
1,011		MoneyGram International, Inc	19,098
200	*	NAVTEQ Corp	8,670
828	*	NCR Corp	27,937
442	*	Rent-A-Center, Inc	12,071
100		Reynolds & Reynolds Co (Class A)	2,706
2,521		Servicemaster Co	34,033
2,086	*	Siebel Systems, Inc	19,045
740	*	SunGard Data Systems, Inc	25,530
1,988	*	Sybase, Inc	36,698
758	*	TIBCO Software, Inc	5,647
6,506	*	Unisys Corp	45,932
1,647	*	VeriSign, Inc	47,269
252		Viad Corp	6,779
2,549	*	WebMD Corp	21,666

		TOTAL BUSINESS SERVICES	1,214,707

CHEMICALS AND ALLIED PRODUCTS - 5.61%
4,780		Air Products & Chemicals, Inc	302,526
237		Alberto-Culver Co	11,343
1,279		Cabot Corp	42,757
800	*	Celanese Corp (Series A)	14,392
661		Clorox Co	41,636
108	*	Dade Behring Holdings, Inc	6,365
1,600		Eastman Chemical Co	94,400
2,557		Engelhard Corp	76,787

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

3,208	*	Hospira, Inc	$103,522
1,000	*	Huntsman Corp	23,320
645	*	ICOS Corp	14,487
300		International Flavors & Fragrances, Inc	11,850
559	*	Invitrogen Corp	38,683
4,971	*	King Pharmaceuticals, Inc	41,309
4,200		Lyondell Chemical Co	117,264
3,000	*	Millennium Pharmaceuticals, Inc	25,260
5,600		Monsanto Co	361,200
700	*	Nalco Holding Co	13,181
3,633		PPG Industries, Inc	259,832
4,861		Praxair, Inc	232,648
1,585	*	Protein Design Labs, Inc	25,344
3,393		Rohm & Haas Co	162,864
2,400		RPM International, Inc	43,872
400	*	Scotts Miracle-Gro Co (Class A)	28,092
2,258		Sherwin-Williams Co	99,329
1,092		Sigma-Aldrich Corp	66,885
1,156		Valspar Corp	53,800
1,639	*	Watson Pharmaceuticals, Inc	50,366

		TOTAL CHEMICALS AND ALLIED PRODUCTS	2,363,314

COAL MINING - 0.60%
889		Arch Coal, Inc	38,236
690		Consol Energy, Inc	32,444
1,558		Massey Energy Co	62,382
2,628		Peabody Energy Corp	121,834

		TOTAL COAL MINING	254,896

COMMUNICATIONS - 1.61%
4,421	*	American Tower Corp (Class A)	80,595
475	*	Cablevision Systems Corp (Class A)	13,324
2,900		CenturyTel, Inc	95,236
574	*	Citadel Broadcasting Corp	7,881
600	*	Cox Radio, Inc (Class A)	10,086
1,926	*	Crown Castle International Corp	30,931
379	*	Entercom Communications Corp	13,462
823	*	Foundry Networks, Inc	8,148
600		Hearst-Argyle Television, Inc	15,300
1,193	*	Liberty Media International, Inc	52,182
1,509	*	NTL, Inc	96,078
31,286	*	Qwest Communications International, Inc	115,758
900	*	Radio One, Inc (Class D)	13,275
581		Telephone & Data Systems, Inc	47,410
200	*	U.S. Cellular Corp	9,126
1,608	*	UnitedGlobalcom, Inc (Class A)	15,212
1,878	*	Univision Communications, Inc (Class A)	52,002
100	*	West Corp	3,200

		TOTAL COMMUNICATIONS	679,206

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

DEPOSITORY INSTITUTIONS - 8.54%
7,396		AmSouth Bancorp	$191,926
2,762		Associated Banc-Corp	86,257
2,350		Astoria Financial Corp	59,455
1,120		Bank of Hawaii Corp	50,691
318	*	BOK Financial Corp	12,936
500		Capitol Federal Financial	17,320
900		City National Corp	62,838
3,000		Colonial Bancgroup, Inc	61,560
3,611		Comerica, Inc	198,894
1,289		Commerce Bancshares, Inc	62,130
2,600		Compass Bancshares, Inc	118,040
1,100		Cullen/Frost Bankers, Inc	49,665
2,550		First Horizon National Corp	104,014
1,700		FirstMerit Corp	45,492
2,420		Fulton Financial Corp	52,732
3,353		Hibernia Corp (Class A)	107,330
923		Hudson United Bancorp	32,536
4,921		Huntington Bancshares, Inc	117,612
1,706		Independence Community Bank Corp	66,534
635		IndyMac Bancorp, Inc	21,590
716		International Bancshares Corp	24,824
1,654		M & T Bank Corp	168,807
4,600		Marshall & Ilsley Corp	192,050
1,622		Mercantile Bankshares Corp	82,495
5,642		New York Community Bancorp, Inc	102,459
7,261		North Fork Bancorp, Inc	201,420
2,835		Northern Trust Corp	123,152
850		People's Bank	34,808
9,677		Regions Financial Corp	313,535
2,100		Sky Financial Group, Inc	56,322
1,430		South Financial Group, Inc	43,672
7,740		Sovereign Bancorp, Inc	171,518
1,919		Synovus Financial Corp	53,463
358		TCF Financial Corp	9,720
1,834	*	TD Banknorth, Inc	57,294
1,247		UnionBanCal Corp	76,379
1,912		Valley National Bancorp	49,291
924		W Holding Co, Inc	9,305
1,730		Washington Federal, Inc	40,326
1,075		Webster Financial Corp	48,816
900		Whitney Holding Corp	40,059
1,400		Wilmington Trust Corp	49,140
1,900		Zions Bancorp	131,138

		TOTAL DEPOSITORY INSTITUTIONS	3,599,545

EATING AND DRINKING PLACES - 0.35%
175	*	Brinker International, Inc	6,338
1,848		Darden Restaurants, Inc	56,697
154		Outback Steakhouse, Inc	7,052
2,020		Wendy's International, Inc	78,861

		TOTAL EATING AND DRINKING PLACES	148,948

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

EDUCATIONAL SERVICES - 0.01%
134	*	Laureate Education, Inc	$5,734

		TOTAL EDUCATIONAL SERVICES	5,734

ELECTRIC, GAS, AND SANITARY SERVICES - 14.35%
1,536		AGL Resources, Inc	53,652
2,317	*	Allegheny Energy, Inc	47,869
605		Allete, Inc	25,319
2,400		Alliant Energy Corp	64,272
3,304	*	Allied Waste Industries, Inc	24,152
4,058		Ameren Corp	198,883
1,875		Aqua America, Inc	45,675
5,600		Centerpoint Energy, Inc	67,368
4,009		Cinergy Corp	162,445
7,122		Citizens Communications Co	92,159
5,065		Consolidated Edison, Inc	213,642
3,500		Constellation Energy Group, Inc	180,950
2,600		DPL, Inc	65,000
3,576		DTE Energy Co	162,636
5,700	*	Dynegy, Inc (Class A)	22,287
6,909		Edison International	239,880
13,216		El Paso Corp	139,825
3,200		Energy East Corp	83,904
1,300		Equitable Resources, Inc	74,672
7,818		FPL Group, Inc	313,893
1,600		Great Plains Energy, Inc	48,928
1,800		Hawaiian Electric Industries, Inc	45,936
3,400		KeySpan Corp	132,498
1,652		Kinder Morgan, Inc	125,056
2,398		MDU Resources Group, Inc	66,233
8,100	b*	Mirant Corp	2,308
1,600		National Fuel Gas Co	45,744
5,600		NiSource, Inc	127,624
2,700		Northeast Utilities	52,029
1,616	*	NRG Energy, Inc	55,186
1,100		NSTAR	59,730
1,900		OGE Energy Corp	51,205
2,113		Oneok, Inc	65,123
4,050		Pepco Holdings, Inc	85,010
8,400		PG&E Corp	286,440
1,881		Pinnacle West Capital Corp	79,961
3,965		PPL Corp	214,070
5,184		Progress Energy, Inc	217,469
4,978		Public Service Enterprise Group, Inc	270,753
2,200		Puget Energy, Inc	48,488
1,800		Questar Corp	106,650
6,399	*	Reliant Resources, Inc	72,821
3,300		Republic Services, Inc	110,484
2,300		SCANA Corp	87,906
4,319		Sempra Energy	172,069
4,100		TECO Energy, Inc	64,288
5,152		TXU Corp	410,254
1,007		UGI Corp	45,738
1,700		Vectren Corp	45,288

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

1,760		Westar Energy, Inc	$38,086
1,088		Western Gas Resources, Inc	37,482
11,686		Williams Cos, Inc	219,814
2,600		Wisconsin Energy Corp	92,300
818		WPS Resources Corp	43,289
8,300		Xcel Energy, Inc	142,594

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	6,047,337

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 2.71%
3,807	*	Advanced Micro Devices, Inc	61,369
1,661		American Power Conversion Corp	43,369
421		Ametek, Inc	16,945
3,300	*	Applied Micro Circuits Corp	10,857
700		AVX Corp	8,575
10,696	*	CIENA Corp	18,397
1,789	*	Comverse Technology, Inc	45,119
4,234	*	Conexant Systems, Inc	6,351
968	*	Energizer Holdings, Inc	57,886
1,117	*	Fairchild Semiconductor International, Inc	17,124
1,600	*	Freescale Semiconductor, Inc (Class B)	27,600
3,246	*	Gemstar-TV Guide International, Inc	14,120
956		Harris Corp	31,213
1,240		Hubbell, Inc (Class B)	63,364
248	*	International Rectifier Corp	11,284
1,567		Intersil Corp (Class A)	27,141
1,059		L-3 Communications Holdings, Inc	75,210
4,500	*	LSI Logic Corp	25,155
726		Maytag Corp	10,142
6,558	*	Micron Technology, Inc	67,810
488		Molex, Inc	12,864
752	*	Novellus Systems, Inc	20,101
752	*	Polycom, Inc	12,746
303	*	QLogic Corp	12,272
5,500	*	Sanmina-SCI Corp	28,710
3,146		Scientific-Atlanta, Inc	88,780
27,832	*	Sirius Satellite Radio, Inc	156,416
5,654	*	Tellabs, Inc	41,274
220	*	UTStarcom, Inc	2,409
2,451	*	Vishay Intertechnology, Inc	30,466
1,417		Whirlpool Corp	95,973

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	1,141,042

ENGINEERING AND MANAGEMENT SERVICES - 0.23%
2,758	*	BearingPoint, Inc	24,188
1,053		Fluor Corp	58,368
273	*	Jacobs Engineering Group, Inc	14,174

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	96,730

FABRICATED METAL PRODUCTS - 0.56%
262	*	Alliant Techsystems, Inc	18,720
1,152		Ball Corp	47,785
1,100		Crane Co	31,669

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

567		Harsco Corp	$33,799
1,200		Snap-On, Inc	38,148
1,442		Stanley Works	65,279

		TOTAL FABRICATED METAL PRODUCTS	235,400

FOOD AND KINDRED PRODUCTS - 2.52%
12,183		Archer Daniels Midland Co	299,458
2,376		Campbell Soup Co	68,951
1,874	*	Constellation Brands, Inc (Class A)	99,078
3,132	*	Dean Foods Co	107,428
3,763	*	Del Monte Foods Co	40,829
796		Hershey Foods Corp	48,126
1,600		Hormel Foods Corp	49,776
1,176		J.M. Smucker Co	59,153
709		McCormick & Co, Inc (Non-Vote)	24,411
850		Molson Coors Brewing Co (Class B)	65,594
292		Pepsi Bottling Group, Inc	8,132
1,451		PepsiAmericas Inc	32,880
301		Pilgrim's Pride Corp	10,752
1,735	*	Smithfield Foods, Inc	54,739
522		Tootsie Roll Industries, Inc	15,660
4,600		Tyson Foods, Inc (Class A)	76,728

		TOTAL FOOD AND KINDRED PRODUCTS	1,061,695

FOOD STORES - 1.38%
7,775		Albertson's, Inc	160,554
15,503	*	Kroger Co	248,513
9,396	*	Safeway, Inc	174,108

		TOTAL FOOD STORES	583,175

FURNITURE AND FIXTURES - 0.96%
869		Hillenbrand Industries, Inc	48,203
2,959		Johnson Controls, Inc	164,994
2,452		Leggett & Platt, Inc	70,814
5,429		Newell Rubbermaid, Inc	119,112

		TOTAL FURNITURE AND FIXTURES	403,123

FURNITURE AND HOMEFURNISHINGS STORES - 0.32%
3,600		Circuit City Stores, Inc (Circuit City Group)	57,780
19	*	GameStop Corp (Class B)	424
520	*	Mohawk Industries, Inc	43,836
974		Pier 1 Imports, Inc	17,756
1,000		Steelcase, Inc (Class A)	13,800

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	133,596

GENERAL BUILDING CONTRACTORS - 1.43%
1,325		Centex Corp	75,883
2,925		D.R. Horton, Inc	85,527

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

172	*	Hovnanian Enterprises, Inc (Class A)	$8,772
695		KB Home	81,635
1,406		Lennar Corp (Class A)	79,692
200		Lennar Corp (Class B)	10,542
280		MDC Holdings, Inc	19,502
1,278		Pulte Homes, Inc	94,099
900		Ryland Group, Inc	55,818
655		Standard-Pacific Corp	47,284
581	*	Toll Brothers, Inc	45,812

		TOTAL GENERAL BUILDING CONTRACTORS	604,566

GENERAL MERCHANDISE STORES - 2.24%
1,414	*	Big Lots, Inc	16,996
1,431	*	BJ's Wholesale Club, Inc	44,447
1,227		Dillard's, Inc (Class A)	33,006
3,624		Federated Department Stores, Inc	230,632
5,136		J.C. Penney Co, Inc	266,661
6,130		May Department Stores Co	226,933
879		Neiman Marcus Group, Inc (Class A)	80,437
2,500		Saks, Inc	45,125

		TOTAL GENERAL MERCHANDISE STORES	944,237

HEALTH SERVICES - 0.98%
700	*	Community Health Systems, Inc	24,437
551		Health Management Associates, Inc (Class A)	14,425
200	*	Laboratory Corp of America Holdings	9,640
369		Manor Care, Inc	13,417
3,247	*	Medco Health Solutions, Inc	160,954
9,988	*	Tenet Healthcare Corp	115,162
993	*	Triad Hospitals, Inc	49,749
464		Universal Health Services, Inc (Class B)	24,314

		TOTAL HEALTH SERVICES	412,098

HOLDING AND OTHER INVESTMENT OFFICES - 9.51%
2,625		Allied Capital Corp	68,513
1,702		AMB Property Corp	64,336
2,400		Annaly Mortgage Management, Inc	45,024
1,956		Apartment Investment & Management Co (Class A)	72,763
4,034		Archstone-Smith Trust	137,600
1,349		Arden Realty, Inc	45,664
1,469		AvalonBay Communities, Inc	98,261
1,700		Boston Properties, Inc	102,391
1,100		BRE Properties, Inc (Class A)	38,830
982		Camden Property Trust	46,183
257		CBL & Associates Properties, Inc	18,378
1,000		Centerpoint Properties Trust	41,000
1,700		Crescent Real Estate Equities Co	27,778
11		Cross Timbers Royalty Trust	430
2,195		Developers Diversified Realty Corp	87,251
3,039		Duke Realty Corp	90,714
8,515		Equity Office Properties Trust	256,557
5,868		Equity Residential	189,008
1,062		Federal Realty Investment Trust	51,348
356		Fremont General Corp	7,828

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

1,230		Friedman Billings Ramsey Group, Inc	$19,520
4,343		General Growth Properties, Inc	148,096
2,800		Health Care Property Investors, Inc	65,716
1,058		Health Care REIT, Inc	33,856
1,380		Hospitality Properties Trust	55,724
7,326		Host Marriott Corp	121,319
4,149		HRPT Properties Trust	49,415
2,620		iShares Russell Midcap Value Index Fund	295,719
2,368		iStar Financial, Inc	97,514
2,000		Kimco Realty Corp	107,800
1,836		Liberty Property Trust	71,696
1,220		Macerich Co	65,002
1,343		Mack-Cali Realty Corp	56,876
651		Mills Corp	34,438
2,123		New Plan Excel Realty Trust	53,309
870		Pan Pacific Retail Properties, Inc	49,373
3,800		Plum Creek Timber Co, Inc	135,660
5,571		Popular, Inc	135,487
3,736		Prologis	138,606
1,700		Public Storage, Inc	96,798
1,672		Reckson Associates Realty Corp	51,330
500		Regency Centers Corp	23,815
985		Shurgard Storage Centers, Inc (Class A)	40,365
3,353		Simon Property Group, Inc	203,125
893		SL Green Realty Corp	50,204
1,948		Thornburg Mortgage, Inc	54,622
2,000		Trizec Properties, Inc	38,000
2,833		United Dominion Realty Trust, Inc	59,125
864		Ventas, Inc	21,565
1,975		Vornado Realty Trust	136,808
170		Weingarten Realty Investors	5,867

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,006,607

HOTELS AND OTHER LODGING PLACES - 0.71%
1,173		Hilton Hotels Corp	26,217
482		Marriott International, Inc (Class A)	32,226
1,078	*	MGM Mirage	76,344
2,747		Starwood Hotels & Resorts Worldwide, Inc	164,902

		TOTAL HOTELS AND OTHER LODGING PLACES	299,689

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.78%
1,855	*	AGCO Corp	33,854
8,418	*	Apple Computer, Inc	350,778
200	*	Avocent Corp	5,132
201		Black & Decker Corp	15,877
206		Briggs & Stratton Corp	7,500
872	*	Cooper Cameron Corp	49,887
887		Cummins, Inc	62,401
1,500		Diebold, Inc	82,275
825		Dover Corp	31,177
3,199		Eaton Corp	209,215
1,203		ITT Industries, Inc	108,559
2,954	*	Maxtor Corp	15,715
2,140	*	National Oilwell Varco, Inc	99,938
2,369		Pall Corp	64,247

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

2,558		Parker Hannifin Corp	$155,833
2,057		Pentair, Inc	80,223
2,116		Pitney Bowes, Inc	95,474
1,348		Rockwell Automation, Inc	76,351
543	*	Sandisk Corp	15,095
1,467		SPX Corp	63,492
1,825	*	Storage Technology Corp	56,210
663		Timken Co	18,126
3,094	*	Western Digital Corp	39,449
18,185	*	Xerox Corp	275,503

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,012,311

INSTRUMENTS AND RELATED PRODUCTS - 1.06%
4,143		Applera Corp (Applied Biosystems Group)	81,783
412		Bausch & Lomb, Inc	30,200
6,041		Eastman Kodak Co	196,634
387	*	Mettler-Toledo International, Inc	18,382
1,400		PerkinElmer, Inc	28,882
80		Roper Industries, Inc	5,240
258		Tektronix, Inc	6,329
773		Teleflex, Inc	39,562
1,509	*	Thermo Electron Corp	38,163

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	445,175

INSURANCE AGENTS, BROKERS AND SERVICE - 0.37%
6,694		AON Corp	152,891
100		Gallagher (Arthur J.) & Co	2,880

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	155,771

INSURANCE CARRIERS - 8.80%
97	*	Alleghany Corp	26,869
1,092	*	Allmerica Financial Corp	39,257
1,800		Ambac Financial Group, Inc	134,550
800		American Financial Group, Inc	24,640
200		American National Insurance Co	21,180
1,643		Assurant, Inc	55,369
1,361		Berkley (W.R.) Corp	67,506
2,804		Cigna Corp	250,397
3,161		Cincinnati Financial Corp	137,851
500	*	CNA Financial Corp	14,030
3,165	*	Conseco, Inc	64,629
581		Erie Indemnity Co (Class A)	30,282
3,308		Fidelity National Financial, Inc	108,966
1,610		First American Corp	53,033
2,562		Genworth Financial, Inc	70,506
978		HCC Insurance Holdings, Inc	35,364
2,321	*	Health Net, Inc	75,920
3,400	*	Humana, Inc	108,596
2,972		Jefferson-Pilot Corp	145,777
1,606		Leucadia National Corp	55,166
3,600		Lincoln National Corp	162,504

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

3,158		Loews Corp	$232,239
100	*	Markel Corp	34,521
3,008		MBIA, Inc	157,258
600		Mercury General Corp	33,156
2,034		MGIC Investment Corp	125,437
1,191		Nationwide Financial Services, Inc (Class A)	42,757
200		Odyssey Re Holdings Corp	5,008
3,750		Old Republic International Corp	87,338
1,384	*	Pacificare Health Systems, Inc	78,777
2,000		PMI Group, Inc	76,020
6,369		Principal Financial Group	245,143
1,400		Protective Life Corp	55,020
1,272		Radian Group, Inc	60,725
600		Reinsurance Group of America, Inc	25,548
2,672		Safeco Corp	130,153
600		Stancorp Financial Group, Inc	50,868
2,246		Torchmark Corp	117,241
588		Transatlantic Holdings, Inc	38,937
562		Unitrin, Inc	25,515
6,200		UnumProvident Corp	105,524
342	*	WellChoice, Inc	18,232
2,150	*	WellPoint, Inc	269,503
24		Wesco Financial Corp	9,240

		TOTAL INSURANCE CARRIERS	3,706,552

LUMBER AND WOOD PRODUCTS - 0.57%
5,300		Georgia-Pacific Corp	188,097
1,068		Rayonier, Inc	52,898

		TOTAL LUMBER AND WOOD PRODUCTS	240,995

METAL MINING - 0.52%
2,024		Phelps Dodge Corp	205,901
200		Southern Peru Copper Corp	11,092

		TOTAL METAL MINING	216,993

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.44%
188		Fortune Brands, Inc	15,158
3,186		Hasbro, Inc	65,154
4,884		Mattel, Inc	104,273

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	184,585

MISCELLANEOUS RETAIL - 1.47%
988	*	Barnes & Noble, Inc	34,076
1,588		Borders Group, Inc	42,273
6,700	*	Office Depot, Inc	148,606
404		Omnicare, Inc	14,322
1,021	*	Rite Aid Corp	4,043
1,962	*	Sears Holdings Corp	261,279
4,500	*	Toys 'R' Us, Inc	115,920

		TOTAL MISCELLANEOUS RETAIL	620,519

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

MOTION PICTURES - 0.15%
2,600		Blockbuster, Inc (Class A)	$22,958
400	*	DreamWorks Animation SKG, Inc (Class A)	16,284
877		Metro-Goldwyn-Mayer, Inc	10,480
584		Regal Entertainment Group (Class A)	12,282

		TOTAL MOTION PICTURES	62,004

NONDEPOSITORY INSTITUTIONS - 0.94%
1,146		American Capital Strategies Ltd	35,996
3,439	*	AmeriCredit Corp	80,610
4,458		CIT Group, Inc	169,404
4,324	*	Providian Financial Corp	74,200
100		Student Loan Corp	20,901
298		Westcorp	12,590
71	*	WFS Financial, Inc	3,064

		TOTAL NONDEPOSITORY INSTITUTIONS	396,765

NONMETALLIC MINERALS, EXCEPT FUELS - 0.28%
2,096		Vulcan Materials Co	119,116

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	119,116

OIL AND GAS EXTRACTION - 4.22%
6,587		Chesapeake Energy Corp	144,519
600		Diamond Offshore Drilling, Inc	29,940
1,394		ENSCO International, Inc	52,498
5,004		EOG Resources, Inc	243,895
3,035		Kerr-McGee Corp	237,732
7,263		Marathon Oil Corp	340,780
696	*	Newfield Exploration Co	51,685
1,197		Noble Energy, Inc	81,420
242		Patterson-UTI Energy, Inc	6,055
2,476		Pioneer Natural Resources Co	105,775
1,060		Pogo Producing Co	52,194
1,200	*	Pride International, Inc	29,808
1,070		Rowan Cos, Inc	32,025
700		Tidewater, Inc	27,202
5,566		Unocal Corp	343,366

		TOTAL OIL AND GAS EXTRACTION	1,778,894

PAPER AND ALLIED PRODUCTS - 1.40%
2,200		Bemis Co	68,464
1,200		Bowater, Inc	45,204
4,200		MeadWestvaco Corp	133,644
1,899		OfficeMax, Inc	63,617
1,200		Packaging Corp of America	29,148
1,046	*	Pactiv Corp	24,424
5,209	*	Smurfit-Stone Container Corp	80,583
2,100		Sonoco Products Co	60,585
1,138		Temple-Inland, Inc	82,562

		TOTAL PAPER AND ALLIED PRODUCTS	588,231

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

PERSONAL SERVICES - 0.17%
523		Regis Corp	$21,407
6,882		Service Corp International	51,477

		TOTAL PERSONAL SERVICES	72,884

PETROLEUM AND COAL PRODUCTS - 2.58%
1,595		Amerada Hess Corp	153,455
1,500		Ashland, Inc	101,205
1,400		Lubrizol Corp	56,896
1,785		Murphy Oil Corp	176,233
799		Premcor, Inc	47,684
1,500		Sunoco, Inc	155,280
5,400		Valero Energy Corp	395,658

		TOTAL PETROLEUM AND COAL PRODUCTS	1,086,411

PRIMARY METAL INDUSTRIES - 0.72%
1,852	*	Andrew Corp	21,687
322	*	International Steel Group, Inc	12,719
1,656		Nucor Corp	95,319
631		Precision Castparts Corp	48,593
2,400		United States Steel Corp	122,040
249		Worthington Industries, Inc	4,801

		TOTAL PRIMARY METAL INDUSTRIES	305,159

PRINTING AND PUBLISHING - 0.88%
831		Belo (A.H.) Corp Series A	20,060
400		Dex Media, Inc	8,260
200		Harte-Hanks, Inc	5,512
1,428		Knight Ridder, Inc	96,033
900		Lee Enterprises, Inc	39,060
400		McClatchy Co (Class A)	29,664
300		Media General, Inc (Class A)	18,555
287		New York Times Co (Class A)	10,499
4,566		R.R. Donnelley & Sons Co	144,377

		TOTAL PRINTING AND PUBLISHING	372,020

RAILROAD TRANSPORTATION - 2.19%
5,119	*	ADC Telecommunications, Inc	10,187
7,746		Burlington Northern Santa Fe Corp	417,742
4,519		CSX Corp	188,216
8,278		Norfolk Southern Corp	306,700

		TOTAL RAILROAD TRANSPORTATION	922,845

REAL ESTATE - 0.11%
700	Forest City Enterprises, Inc (Class A)	44,660

	TOTAL REAL ESTATE	44,660

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.13%
900		Reebok International Ltd	$39,870
279	*	Sealed Air Corp	14,491

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	54,361

SECURITY AND COMMODITY BROKERS - 1.25%
1,637		A.G. Edwards, Inc	73,338
2,373		Bear Stearns Cos, Inc	237,063
3,500	*	E*Trade Financial Corp	42,000
162		Federated Investors, Inc (Class B)	4,586
2,500	*	Instinet Group, Inc	14,700
4,949		Janus Capital Group, Inc	69,038
1,036		Jefferies Group, Inc	39,036
124		Nuveen Investments, Inc	4,256
1,400		Raymond James Financial, Inc	42,420

		TOTAL SECURITY AND COMMODITY BROKERS	526,437

STONE, CLAY, AND GLASS PRODUCTS - 0.30%
445		Florida Rock Industries, Inc	26,175
700		Lafarge North America, Inc	40,915
2,400	*	Owens-Illinois, Inc	60,336

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	127,426

TOBACCO PRODUCTS - 1.12%
1,281		Loews Corp (Carolina Group)	42,401
3,100		Reynolds American, Inc	249,829
3,440		UST, Inc	177,848

		TOTAL TOBACCO PRODUCTS	470,078

TRANSPORTATION BY AIR - 0.16%
1,707	*	AMR Corp	18,265
3,421		Southwest Airlines Co	48,715

		TOTAL TRANSPORTATION BY AIR	66,980

TRANSPORTATION EQUIPMENT - 2.37%
866		American Axle & Manufacturing Holdings, Inc	21,217
1,950		Autoliv, Inc	92,917
830		Brunswick Corp	38,885
3,100		Dana Corp	39,649
10,265		Delphi Corp	45,987
3,591		Genuine Parts Co	156,173
2,500		Goodrich Corp	95,725
602	*	Navistar International Corp	21,913
71		Oshkosh Truck Corp	5,821
3,712		Paccar, Inc	268,712
2,538		Textron, Inc	189,386

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

497	*	TRW Automotive Holdings Corp	$9,657
187		United Defense Industries, Inc	13,729

		TOTAL TRANSPORTATION EQUIPMENT	999,771

TRANSPORTATION SERVICES - 0.15%
2,861		Sabre Holdings Corp	62,599

		TOTAL TRANSPORTATION SERVICES	62,599

TRUCKING AND WAREHOUSING - 0.22%
755		CNF, Inc	35,326
983	*	Yellow Roadway Corp	57,545

		TOTAL TRUCKING AND WAREHOUSING	92,871

WHOLESALE TRADE-DURABLE GOODS - 1.23%
2,015		Adesa, Inc	47,070
2,361	*	Arrow Electronics, Inc	59,851
2,600	*	Avnet, Inc	47,892
882		BorgWarner, Inc	42,936
638		Carlisle Cos, Inc	44,513
906		Hughes Supply, Inc	26,954
2,502		IKON Office Solutions, Inc	24,745
2,114	*	Ingram Micro, Inc (Class A)	35,240
1,000		Martin Marietta Materials, Inc	55,920
1,188	*	Tech Data Corp	44,027
1,465		W.W. Grainger, Inc	91,226

		TOTAL WHOLESALE TRADE-DURABLE GOODS	520,374

WHOLESALE TRADE-NONDURABLE GOODS - 0.85%
1,686		AmerisourceBergen Corp	96,591
566		Brown-Forman Corp (Class B)	30,988
202	*	Henry Schein, Inc	7,240
3,377		McKesson Corp	127,482
2,800		Supervalu, Inc	93,380

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	355,681

		TOTAL COMMON STOCKS	41,874,758
		(Cost $29,826,951)

		TOTAL PORTFOLIO - 99.39%	41,882,629
		(Cost $29,831,496)

		OTHER ASSETS AND LIABILITIES, NET - 0.61%	256,682

	NET ASSETS - 100.00%	$42,139,311

*	Non-income producing
b	In bankruptcy

	For ease of presentation, we have grouped a number of industry classification categories
	together in the Statement of Investments. Note that the Funds use more specific industry
	categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP BLEND INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

PREFERRED STOCKS - 0.01%

HOLDING AND OTHER INVESTMENT OFFICES - 0.01%
172	*	Simon Property Group L.P.	$9,534

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	9,534

		TOTAL PREFERRED STOCKS	9,534
		(Cost $5,511)

COMMON STOCKS - 99.91%

AMUSEMENT AND RECREATION SERVICES - 0.53%
5,300	*	Caesars Entertainment, Inc	104,887
2,000		Harrah's Entertainment, Inc	129,160
600		International Speedway Corp (Class A)	32,550
743		Station Casinos, Inc	50,190

		TOTAL AMUSEMENT AND RECREATION SERVICES	316,787

APPAREL AND ACCESSORY STORES - 1.33%
1,569		Abercrombie & Fitch Co (Class A)	89,810
1,978		American Eagle Outfitters, Inc	58,450
1,333	*	AnnTaylor Stores Corp	34,111
3,200	*	Chico's FAS, Inc	90,432
1,500		Claire's Stores, Inc	34,560
2,700		Foot Locker, Inc	79,110
6,128		Limited Brands, Inc	148,910
1,900		Nordstrom, Inc	105,222
1,473	*	Pacific Sunwear of California, Inc	41,215
2,600		Ross Stores, Inc	75,764
324		Talbots, Inc	10,362
758	*	Urban Outfitters, Inc	36,361

		TOTAL APPAREL AND ACCESSORY STORES	804,307

APPAREL AND OTHER TEXTILE PRODUCTS - 0.47%
300	*	Columbia Sportswear Co	15,969
2,200		Jones Apparel Group, Inc	73,678
1,900		Liz Claiborne, Inc	76,247
667		Polo Ralph Lauren Corp	25,880
1,500		VF Corp	88,710

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	280,484

AUTO REPAIR, SERVICES AND PARKING - 0.16%
1,200		Lear Corp	53,232
1,086		Ryder System, Inc	45,286

		TOTAL AUTO REPAIR, SERVICES AND PARKING	98,518

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.55%
1,331	*	Advance Auto Parts	$67,149
3,000	*	Autonation, Inc	56,820
974	*	Autozone, Inc	83,472
1,800	*	Carmax, Inc	56,700
1,097	*	Copart, Inc	25,845
900	*	O'Reilly Automotive, Inc	44,577

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	334,563

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.18%
1,100		Fastenal Co	60,841
2,007		Louisiana-Pacific Corp	50,456

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	111,297

BUSINESS SERVICES - 7.48%
6,700	*	3Com Corp	23,852
3,290	*	Activision, Inc	48,692
1,255		Acxiom Corp	26,267
4,200		Adobe Systems, Inc	282,114
2,141	*	Affiliated Computer Services, Inc (Class A)	113,987
2,072	*	Akamai Technologies, Inc	26,377
743	*	Alliance Data Systems Corp	30,017
994	*	Ask Jeeves, Inc	27,911
4,200	*	Autodesk, Inc	124,992
6,638	*	BEA Systems, Inc	52,905
3,900	*	BMC Software, Inc	58,500
942		Brink's Co	32,593
4,800	*	Cadence Design Systems, Inc	71,760
2,667	*	Ceridian Corp	45,472
1,056		Certegy, Inc	36,559
1,400	*	Checkfree Corp	57,064
1,500	*	ChoicePoint, Inc	60,165
3,000	*	Citrix Systems, Inc	71,460
500	*	Cogent, Inc	12,590
2,300	*	Cognizant Technology Solutions Corp	106,260
3,300	*	Computer Sciences Corp	151,305
6,700	*	Compuware Corp	48,240
2,400	*	Convergys Corp	35,832
800		Deluxe Corp	31,888
1,200	*	DST Systems, Inc	55,416
1,282	*	Dun & Bradstreet Corp	78,779
8,744		Electronic Data Systems Corp	180,738
2,300		Equifax, Inc	70,587
1,172		Fair Isaac Corp	40,364
3,337	*	Fiserv, Inc	132,813
816	*	Getty Images, Inc	58,026
2,000		GTECH Holdings Corp	47,060
1,200		Henry (Jack) & Associates, Inc	21,588
4,104		IMS Health, Inc	100,097

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

7,200	*	Interpublic Group of Cos, Inc	$88,416
2,930	*	Intuit, Inc	128,246
2,000	*	Iron Mountain, Inc	57,680
9,102	*	Juniper Networks, Inc	200,790
510	*	Kinetic Concepts, Inc	30,421
1,479	*	Lamar Advertising Co	59,589
1,300	*	Macromedia, Inc	43,550
1,600		Manpower, Inc	69,632
2,700	*	McAfee, Inc	60,912
1,448	*	Mercury Interactive Corp	68,606
1,473		MoneyGram International, Inc	27,825
1,800	*	Monster Worldwide, Inc	50,490
900		National Instruments Corp	24,345
700	*	NAVTEQ Corp	30,345
3,300	*	NCR Corp	111,342
6,700	*	Novell, Inc	39,932
444	*	Pixar	43,312
2,988	*	Red Hat, Inc	32,599
1,100	*	Rent-A-Center, Inc	30,041
1,100		Reynolds & Reynolds Co (Class A)	29,766
2,500		Robert Half International, Inc	67,400
5,000		Servicemaster Co	67,500
7,500	*	Siebel Systems, Inc	68,475
5,000	*	SunGard Data Systems, Inc	172,500
1,609	*	Sybase, Inc	29,702
2,571	*	Synopsys, Inc	46,535
3,595	*	TIBCO Software, Inc	26,783
700		Total System Services, Inc	17,493
6,034	*	Unisys Corp	42,600
4,418	*	VeriSign, Inc	126,797
7,401	*	Veritas Software Corp	171,851
368		Viad Corp	9,899
5,400	*	WebMD Corp	45,900
1,257	*	Westwood One, Inc	25,580

		TOTAL BUSINESS SERVICES	4,509,124

CHEMICALS AND ALLIED PRODUCTS - 6.84%
3,973		Air Products & Chemicals, Inc	251,451
1,283		Alberto-Culver Co	61,404
2,282		Allergan, Inc	158,531
347	*	American Pharmaceutical Partners, Inc	17,954
1,700	*	Amylin Pharmaceuticals, Inc	29,733
1,400	*	Andrx Corp	31,738
1,900		Avery Dennison Corp	117,667
1,564	*	Barr Pharmaceuticals, Inc	76,370
1,100		Cabot Corp	36,773
900	*	Celanese Corp (Series A)	16,191
1,031	*	Cephalon, Inc	48,282
1,000	*	Charles River Laboratories International, Inc	47,040
1,920	*	Chiron Corp	67,315
1,050		Church & Dwight Co, Inc	37,243
1,888		Clorox Co	118,925
707	*	Dade Behring Holdings, Inc	41,664
1,400		Eastman Chemical Co	82,600
3,200		Ecolab, Inc	105,760
2,200		Engelhard Corp	66,066

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

438	*	Eon Labs, Inc	$13,245
1,900		Estee Lauder Cos (Class A)	85,462
113	*	Eyetech Pharmaceuticals, Inc	3,107
4,277	*	Genzyme Corp	244,815
2,691	*	Hospira, Inc	86,839
1,100	*	Huntsman Corp	25,652
900	*	ICOS Corp	20,214
600	*	Idexx Laboratories, Inc	32,496
1,226	*	ImClone Systems, Inc	42,297
1,498		International Flavors & Fragrances, Inc	59,171
900	*	Invitrogen Corp	62,280
3,306	*	IVAX Corp	65,360
4,500	*	King Pharmaceuticals, Inc	37,395
3,400		Lyondell Chemical Co	94,928
531	*	Martek Biosciences Corp	30,899
931		Medicis Pharmaceutical Corp (Class A)	27,911
4,332	*	MedImmune, Inc	103,145
1,170	*	MGI Pharma, Inc	29,566
5,300	*	Millennium Pharmaceuticals, Inc	44,626
4,600		Monsanto Co	296,700
4,655		Mylan Laboratories, Inc	82,487
700	*	Nalco Holding Co	13,181
1,105	*	NBTY, Inc	27,724
1,387	*	Nektar Therapeutics	19,335
600	*	Neurocrine Biosciences, Inc	22,836
877	*	OSI Pharmaceuticals, Inc	36,255
3,000		PPG Industries, Inc	214,560
5,698		Praxair, Inc	272,706
1,700	*	Protein Design Labs, Inc	27,183
2,758		Rohm & Haas Co	132,384
2,000		RPM International, Inc	36,560
400	*	Scotts Miracle-Gro Co (Class A)	28,092
1,821	*	Sepracor, Inc	104,544
2,100		Sherwin-Williams Co	92,379
1,200		Sigma-Aldrich Corp	73,500
852		Valspar Corp	39,652
1,042	*	VCA Antech, Inc	21,080
1,900	*	Watson Pharmaceuticals, Inc	58,387

		TOTAL CHEMICALS AND ALLIED PRODUCTS	4,121,660

COAL MINING - 0.47%
1,107		Arch Coal, Inc	47,612
1,595		Consol Energy, Inc	74,997
1,360		Massey Energy Co	54,454
2,324		Peabody Energy Corp	107,741

		TOTAL COAL MINING	284,804

COMMUNICATIONS - 2.33%
3,800	*	American Tower Corp (Class A)	69,274
7,430	*	Avaya, Inc	86,782
3,059	*	Cablevision Systems Corp (Class A)	85,805
2,407		CenturyTel, Inc	79,046
898	*	Citadel Broadcasting Corp	12,330
700	*	Cox Radio, Inc (Class A)	11,767

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

3,171	*	Crown Castle International Corp	$50,926
700	*	Entercom Communications Corp	24,864
2,100	*	Foundry Networks, Inc	20,790
500		Global Payments, Inc	32,245
661		Hearst-Argyle Television, Inc	16,855
900	*	IDT Corp	12,780
300	*	IDT Corp (Class B)	4,437
11,676	*	Level 3 Communications, Inc	24,053
2,838	*	Liberty Media International, Inc	124,134
2,036	*	Nextel Partners, Inc (Class A)	44,711
1,046	*	NII Holdings, Inc (Class B)	60,145
1,245	*	NTL, Inc	79,269
25,600	*	Qwest Communications International, Inc	94,720
1,500	*	Radio One, Inc (Class D)	22,125
649	*	Spectrasite, Inc	37,622
922		Telephone & Data Systems, Inc	75,235
300	*	U.S. Cellular Corp	13,689
6,171	*	UnitedGlobalcom, Inc (Class A)	58,378
4,033	*	Univision Communications, Inc (Class A)	111,674
300	*	West Corp	9,600
1,458	*	Western Wireless Corp (Class A)	55,346
2,800	*	XM Satellite Radio Holdings, Inc	88,200

		TOTAL COMMUNICATIONS	1,406,802

DEPOSITORY INSTITUTIONS - 5.73%
6,100		AmSouth Bancorp	158,295
2,200		Associated Banc-Corp	68,706
2,150		Astoria Financial Corp	54,395
886		Bank of Hawaii Corp	40,100
315	*	BOK Financial Corp	12,814
400		Capitol Federal Financial	13,856
700		City National Corp	48,874
2,500		Colonial Bancgroup, Inc	51,300
2,978		Comerica, Inc	164,028
2,400		Commerce Bancorp, Inc	77,928
1,102		Commerce Bancshares, Inc	53,117
2,135		Compass Bancshares, Inc	96,929
900		Cullen/Frost Bankers, Inc	40,635
2,200		First Horizon National Corp	89,738
1,500		FirstMerit Corp	40,140
2,090		Fulton Financial Corp	45,541
2,695		Hibernia Corp (Class A)	86,267
1,200		Hudson City Bancorp, Inc	43,860
800		Hudson United Bancorp	28,200
4,100		Huntington Bancshares, Inc	97,990
1,476		Independence Community Bank Corp	57,564
1,000		IndyMac Bancorp, Inc	34,000
600		International Bancshares Corp	20,802
1,352		M & T Bank Corp	137,985
3,891		Marshall & Ilsley Corp	162,449
1,400		Mercantile Bankshares Corp	71,204
4,533		New York Community Bancorp, Inc	82,319
1,488		NewAlliance Bancshares, Inc	20,832
7,467		North Fork Bancorp, Inc	207,135
3,344		Northern Trust Corp	145,263
700		People's Bank	28,665
8,058		Regions Financial Corp	261,079

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,800		Sky Financial Group, Inc	$48,276
1,189		South Financial Group, Inc	36,312
6,500		Sovereign Bancorp, Inc	144,040
5,263		Synovus Financial Corp	146,627
2,500		TCF Financial Corp	67,875
1,621	*	TD Banknorth, Inc	50,640
749		UCBH Holdings, Inc	29,885
1,025		UnionBanCal Corp	62,781
1,880		Valley National Bancorp	48,467
1,821		W Holding Co, Inc	18,338
1,551		Washington Federal, Inc	36,154
900		Webster Financial Corp	40,869
700		Whitney Holding Corp	31,157
1,200		Wilmington Trust Corp	42,120
1,600		Zions Bancorp	110,432

		TOTAL DEPOSITORY INSTITUTIONS	3,455,983

EATING AND DRINKING PLACES - 1.15%
1,350		Applebee's International, Inc	37,206
1,885		Aramark Corp (Class B)	49,538
1,500	*	Brinker International, Inc	54,330
2,800		Darden Restaurants, Inc	85,904
1,100		Outback Steakhouse, Inc	50,369
1,200		Ruby Tuesday, Inc	29,148
1,350	*	The Cheesecake Factory, Inc	47,858
2,000		Wendy's International, Inc	78,080
5,008		Yum! Brands, Inc	259,464

		TOTAL EATING AND DRINKING PLACES	691,897

EDUCATIONAL SERVICES - 0.35%
1,800	*	Career Education Corp	61,668
1,600	*	Corinthian Colleges, Inc	25,152
1,100	*	DeVry, Inc	20,812
1,215	*	Education Management Corp	33,959
775	*	ITT Educational Services, Inc	37,588
689	*	Laureate Education, Inc	29,482

		TOTAL EDUCATIONAL SERVICES	208,661

ELECTRIC, GAS, AND SANITARY SERVICES - 8.77%
10,982	*	AES Corp	179,885
1,330		AGL Resources, Inc	46,457
2,508	*	Allegheny Energy, Inc	51,815
600		Allete, Inc	25,110
2,100		Alliant Energy Corp	56,238
4,800	*	Allied Waste Industries, Inc	35,088
3,400		Ameren Corp	166,634
1,625		Aqua America, Inc	39,585
4,700		Centerpoint Energy, Inc	56,541
3,300		Cinergy Corp	133,716
5,800		Citizens Communications Co	75,052
4,200		Consolidated Edison, Inc	177,156
2,900		Constellation Energy Group, Inc	149,930
2,200		DPL, Inc	55,000
3,000		DTE Energy Co	136,440

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

5,300	*	Dynegy, Inc (Class A)	$20,723
5,709		Edison International	198,217
11,100		El Paso Corp	117,438
2,600		Energy East Corp	68,172
1,100		Equitable Resources, Inc	63,184
6,434		FPL Group, Inc	258,325
1,300		Great Plains Energy, Inc	39,754
1,400		Hawaiian Electric Industries, Inc	35,728
2,800		KeySpan Corp	109,116
1,700		Kinder Morgan, Inc	128,690
2,100		MDU Resources Group, Inc	58,002
1,300		National Fuel Gas Co	37,167
4,700		NiSource, Inc	107,113
2,200		Northeast Utilities	42,394
1,402	*	NRG Energy, Inc	47,878
1,000		NSTAR	54,300
1,600		OGE Energy Corp	43,120
1,802		Oneok, Inc	55,538
3,300		Pepco Holdings, Inc	69,267
6,924		PG&E Corp	236,108
1,600		Pinnacle West Capital Corp	68,016
3,300		PPL Corp	178,167
4,292		Progress Energy, Inc	180,050
4,100		Public Service Enterprise Group, Inc	222,999
1,700		Puget Energy, Inc	37,468
1,500		Questar Corp	88,875
5,100	*	Reliant Resources, Inc	58,038
2,662		Republic Services, Inc	89,124
1,900		SCANA Corp	72,618
3,510		Sempra Energy	139,838
821	*	Stericycle, Inc	36,288
3,500		TECO Energy, Inc	54,880
4,150		TXU Corp	330,465
948		UGI Corp	43,058
1,300		Vectren Corp	34,632
1,619		Westar Energy, Inc	35,035
881		Western Gas Resources, Inc	30,350
9,600		Williams Cos, Inc	180,576
2,100		Wisconsin Energy Corp	74,550
700		WPS Resources Corp	37,044
6,900		Xcel Energy, Inc	118,542

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	5,285,494

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.28%
1,056		Adtran, Inc	18,628
6,900	*	Advanced Micro Devices, Inc	111,228
29,673	*	Agere Systems, Inc (Class B)	42,136
6,418	*	Altera Corp	126,948
3,100		American Power Conversion Corp	80,941
1,152		Ametek, Inc	46,368
2,300	*	Amkor Technology, Inc	8,878
1,127		Amphenol Corp (Class A)	41,744
6,164	*	Applied Micro Circuits Corp	20,279
7,900	*	Atmel Corp	23,305
1,000		AVX Corp	12,250
9,827	*	CIENA Corp	16,902
3,447	*	Comverse Technology, Inc	86,933
9,795	*	Conexant Systems, Inc	14,692

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,400	*	Cree, Inc	$30,450
2,300	*	Cypress Semiconductor Corp	28,980
500	*	Dolby Laboratories, Inc (Class A)	11,750
1,300	*	Energizer Holdings, Inc	77,740
1,980	*	Fairchild Semiconductor International, Inc	30,353
100	*	Freescale Semiconductor, Inc	1,695
6,600	*	Freescale Semiconductor, Inc (Class B)	113,850
4,326	*	Gemstar-TV Guide International, Inc	18,818
1,077		Harman International Industries, Inc	95,271
2,400		Harris Corp	78,360
1,100		Hubbell, Inc (Class B)	56,210
1,205	*	Integrated Circuit Systems, Inc	23,040
1,200	*	International Rectifier Corp	54,600
2,600		Intersil Corp (Class A)	45,032
2,800	*	Jabil Circuit, Inc	79,856
23,800	*	JDS Uniphase Corp	39,746
1,780		L-3 Communications Holdings, Inc	126,416
5,338		Linear Technology Corp	204,499
6,900	*	LSI Logic Corp	38,571
1,300		Maytag Corp	18,161
1,562	*	MEMC Electronic Materials, Inc	21,009
3,600		Microchip Technology, Inc	93,636
10,000	*	Micron Technology, Inc	103,400
2,400		Molex, Inc	63,264
6,159		National Semiconductor Corp	126,937
2,456	*	Novellus Systems, Inc	65,649
2,956	*	Nvidia Corp	70,235
791		Plantronics, Inc	30,121
3,200	*	PMC-Sierra, Inc	28,160
1,800	*	Polycom, Inc	30,510
1,700	*	QLogic Corp	68,850
1,700	*	Rambus, Inc	25,619
3,100		Rockwell Collins, Inc	147,529
9,200	*	Sanmina-SCI Corp	48,024
2,800		Scientific-Atlanta, Inc	79,016
1,234	*	Semtech Corp	22,052
629	*	Silicon Laboratories, Inc	18,688
23,124	*	Sirius Satellite Radio, Inc	129,957
8,205	*	Tellabs, Inc	59,896
1,500	*	UTStarcom, Inc	16,425
2,420	*	Vishay Intertechnology, Inc	30,081
1,200		Whirlpool Corp	81,276

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	3,184,964

ENGINEERING AND MANAGEMENT SERVICES - 1.37%
1,104	*	Affymetrix, Inc	47,295
2,900	*	BearingPoint, Inc	25,433
2,800	*	Celgene Corp	95,340
713		Corporate Executive Board Co	45,596
1,142	*	Covance, Inc	54,371
1,500		Fluor Corp	83,145
917	*	Gen-Probe, Inc	40,862
703	*	Hewitt Associates, Inc	18,700
934	*	Jacobs Engineering Group, Inc	48,493
2,200		Moody's Corp	177,892
900	*	Pharmaceutical Product Development, Inc	43,605
1,400		Quest Diagnostics, Inc	147,182

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	827,914

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

FABRICATED METAL PRODUCTS - 0.48%
719	*	Alliant Techsystems, Inc	$51,372
2,000		Ball Corp	82,960
900		Crane Co	25,911
683		Harsco Corp	40,714
1,000		Snap-On, Inc	31,790
1,200		Stanley Works	54,324

		TOTAL FABRICATED METAL PRODUCTS	287,071

FOOD AND KINDRED PRODUCTS - 2.03%
10,069		Archer Daniels Midland Co	247,496
4,119		Campbell Soup Co	119,533
1,600	*	Constellation Brands, Inc (Class A)	84,592
2,600	*	Dean Foods Co	89,180
3,300	*	Del Monte Foods Co	35,805
3,074		Hershey Foods Corp	185,854
1,300		Hormel Foods Corp	40,443
952		J.M. Smucker Co	47,886
2,400		McCormick & Co, Inc (Non-Vote)	82,632
700		Molson Coors Brewing Co (Class B)	54,019
2,733		Pepsi Bottling Group, Inc	76,114
1,180		PepsiAmericas Inc	26,739
251		Pilgrim's Pride Corp	8,966
1,511	*	Smithfield Foods, Inc	47,672
436		Tootsie Roll Industries, Inc	13,080
3,900		Tyson Foods, Inc (Class A)	65,052

		TOTAL FOOD AND KINDRED PRODUCTS	1,225,063

FOOD STORES - 1.00%
420	*	7-Eleven, Inc	10,088
6,307		Albertson's, Inc	130,240
12,744	*	Kroger Co	204,286
7,700	*	Safeway, Inc	142,681
1,127		Whole Foods Market, Inc	115,101

		TOTAL FOOD STORES	602,396

FURNITURE AND FIXTURES - 0.87%
1,300		Herman Miller, Inc	39,156
1,000		Hillenbrand Industries, Inc	55,470
1,000		HNI Corp	44,950
3,300		Johnson Controls, Inc	184,008
3,400		Leggett & Platt, Inc	98,192
4,765		Newell Rubbermaid, Inc	104,544

		TOTAL FURNITURE AND FIXTURES	526,320

FURNITURE AND HOMEFURNISHINGS STORES - 0.82%
5,190	*	Bed Bath & Beyond, Inc	189,643
3,500		Circuit City Stores, Inc (Circuit City Group)	56,175

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

900	*	Mohawk Industries, Inc	$75,870
1,600		Pier 1 Imports, Inc	29,168
2,900		RadioShack Corp	71,050
1,000		Steelcase, Inc (Class A)	13,800
1,600	*	Williams-Sonoma, Inc	58,800

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	494,506

GENERAL BUILDING CONTRACTORS - 1.55%
2,150		Centex Corp	123,130
5,493		D.R. Horton, Inc	160,615
604	*	Hovnanian Enterprises, Inc (Class A)	30,804
585		KB Home	68,714
2,144		Lennar Corp (Class A)	121,522
160		Lennar Corp (Class B)	8,434
543		MDC Holdings, Inc	37,820
100	*	NVR, Inc	78,500
1,849		Pulte Homes, Inc	136,142
900		Ryland Group, Inc	55,818
566		Standard-Pacific Corp	40,860
900	*	Toll Brothers, Inc	70,965

		TOTAL GENERAL BUILDING CONTRACTORS	933,324

GENERAL MERCHANDISE STORES - 1.73%
1,900	*	Big Lots, Inc	22,838
1,160	*	BJ's Wholesale Club, Inc	36,030
200	*	Cabela's, Inc	4,126
996		Dillard's, Inc (Class A)	26,792
5,100		Dollar General Corp	111,741
2,100	*	Dollar Tree Stores, Inc	60,333
2,600		Family Dollar Stores, Inc	78,936
3,001		Federated Department Stores, Inc	190,984
4,247		J.C. Penney Co, Inc	220,504
5,018		May Department Stores Co	185,766
713		Neiman Marcus Group, Inc (Class A)	65,247
2,100		Saks, Inc	37,905

		TOTAL GENERAL MERCHANDISE STORES	1,041,202

HEALTH SERVICES - 2.02%
905	*	Accredo Health, Inc	40,191
1,100	*	Community Health Systems, Inc	38,401
1,872	*	Coventry Health Care, Inc	127,558
1,700	*	DaVita, Inc	71,145
1,100	*	Express Scripts, Inc	95,909
4,200		Health Management Associates, Inc (Class A)	109,956
2,449	*	Laboratory Corp of America Holdings	118,042
1,733	*	Lincare Holdings, Inc	76,651
1,600		Manor Care, Inc	58,176
4,701	*	Medco Health Solutions, Inc	233,028
1,200	*	Renal Care Group, Inc	45,528
8,000	*	Tenet Healthcare Corp	92,240

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,300	*	Triad Hospitals, Inc	$65,130
900		Universal Health Services, Inc (Class B)	47,160

		TOTAL HEALTH SERVICES	1,219,115

HOLDING AND OTHER INVESTMENT OFFICES - 7.00%
2,300		Allied Capital Corp	60,030
1,370		AMB Property Corp	51,786
2,000		Annaly Mortgage Management, Inc	37,520
1,665		Apartment Investment & Management Co (Class A)	61,938
3,356		Archstone-Smith Trust	114,473
1,085		Arden Realty, Inc	36,727
1,300		AvalonBay Communities, Inc	86,957
1,500		Boston Properties, Inc	90,345
835		BRE Properties, Inc (Class A)	29,476
960		Camden Property Trust	45,149
1,825		Catellus Development Corp	48,636
400		CBL & Associates Properties, Inc	28,604
800		Centerpoint Properties Trust	32,800
1,400		Crescent Real Estate Equities Co	22,876
1,789		Developers Diversified Realty Corp	71,113
2,430		Duke Realty Corp	72,536
7,099		Equity Office Properties Trust	213,893
4,900		Equity Residential	157,829
900		Federal Realty Investment Trust	43,515
1,056		Fremont General Corp	23,221
2,491		Friedman Billings Ramsey Group, Inc	39,532
4,160		General Growth Properties, Inc	141,856
2,400		Health Care Property Investors, Inc	56,328
851	Health Care REIT, Inc	27,232
1,200	Hospitality Properties Trust	48,456
5,944	Host Marriott Corp	98,433
3,500	HRPT Properties Trust	41,685
11,450	iShares Russell Midcap Index Fund	901,573
1,900	iStar Financial, Inc	78,242
1,716	Kimco Realty Corp	92,492
1,509	Liberty Property Trust	58,926
1,000	Macerich Co	53,280
1,048	Mack-Cali Realty Corp	44,383
890	Mills Corp	47,081
1,711	New Plan Excel Realty Trust	42,963
746	Pan Pacific Retail Properties, Inc	42,336
3,200	Plum Creek Timber Co, Inc	114,240
4,605	Popular, Inc	111,994
3,110	Prologis	115,381
1,462	Public Storage, Inc	83,246
1,307	Reckson Associates Realty Corp	40,125
1,008	Regency Centers Corp	48,011
843	Shurgard Storage Centers, Inc (Class A)	34,546
2,769	Simon Property Group, Inc	167,746
740	SL Green Realty Corp	41,603
1,700	Thornburg Mortgage, Inc	47,668
1,500	Trizec Properties, Inc	28,500
2,300	United Dominion Realty Trust, Inc	48,001
1,393	Ventas, Inc	34,769

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,700		Vornado Realty Trust	$117,759
1,300		Weingarten Realty Investors	44,863

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,222,674

HOTELS AND OTHER LODGING PLACES - 1.35%
307		Choice Hotels International, Inc	19,019
6,566		Hilton Hotels Corp	146,750
1,220	*	Mandalay Resort Group	85,998
3,398		Marriott International, Inc (Class A)	227,190
1,087	*	MGM Mirage	76,981
3,537		Starwood Hotels & Resorts Worldwide, Inc	212,326
649	*	Wynn Resorts Ltd	43,963

		TOTAL HOTELS AND OTHER LODGING PLACES	812,227

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.62%
1,700	*	AGCO Corp	31,025
3,190		American Standard Cos, Inc	148,271
14,000	*	Apple Computer, Inc	583,380
871	*	Avocent Corp	22,350
5,830		Baker Hughes, Inc	259,377
1,400		Black & Decker Corp	110,586
844		Briggs & Stratton Corp	30,730
900	*	Cooper Cameron Corp	51,489
700		Cummins, Inc	49,245
1,300		Diebold, Inc	71,305
1,300		Donaldson Co, Inc	41,964
3,477		Dover Corp	131,396
2,602		Eaton Corp	170,171
1,200	*	FMC Technologies, Inc	39,816
1,200		Graco, Inc	48,432
2,229	*	Grant Prideco, Inc	53,853
1,639		ITT Industries, Inc	147,903
2,300	*	Lam Research Corp	66,378
2,258	*	Lexmark International, Inc	180,572
4,707	*	Maxtor Corp	25,041
2,938	*	National Oilwell Varco, Inc	137,205
5,700	*	Network Appliance, Inc	157,662
2,288		Pall Corp	62,050
2,100		Parker Hannifin Corp	127,932
1,700		Pentair, Inc	66,300
4,040		Pitney Bowes, Inc	182,285
3,200		Rockwell Automation, Inc	181,248
3,182	*	Sandisk Corp	88,460
1,833		Smith International, Inc	114,984
16,129	*	Solectron Corp	55,968
1,300		SPX Corp	56,264
1,800	*	Storage Technology Corp	55,440
4,300		Symbol Technologies, Inc	62,307
1,125		Timken Co	30,757
3,700	*	Western Digital Corp	47,175
16,690	*	Xerox Corp	252,853
1,000	*	Zebra Technologies Corp (Class A)	47,490

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	3,989,664

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

INSTRUMENTS AND RELATED PRODUCTS - 3.04%
3,500		Applera Corp (Applied Biosystems Group)	$69,090
1,800		Bard (C.R.), Inc	122,544
980		Bausch & Lomb, Inc	71,834
1,100		Beckman Coulter, Inc	73,095
4,426		Biomet, Inc	160,664
738		Cooper Cos, Inc	53,800
2,036	*	Cytyc Corp	46,848
1,400		Dentsply International, Inc	76,174
4,961		Eastman Kodak Co	161,481
1,000	*	Edwards Lifesciences Corp	43,220
1,910	*	Fisher Scientific International, Inc	108,717
1,116	*	Flir Systems, Inc	33,815
654	*	Fossil, Inc	16,955
689	*	Inamed Corp	48,147
3,400		KLA-Tencor Corp	156,434
735	*	Mettler-Toledo International, Inc	34,912
919	*	Millipore Corp	39,885
2,320		PerkinElmer, Inc	47,862
600	*	Resmed, Inc	33,840
600	*	Respironics, Inc	34,962
711		Roper Industries, Inc	46,570
1,600		Tektronix, Inc	39,248
600		Teleflex, Inc	30,708
3,500	*	Teradyne, Inc	51,100
2,900	*	Thermo Electron Corp	73,341
2,372	*	Varian Medical Systems, Inc	81,312
2,086	*	Waters Corp	74,658

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,831,216

INSURANCE AGENTS, BROKERS AND SERVICE - 0.36%
5,432		AON Corp	124,067
900		Brown & Brown, Inc	41,481
1,700		Gallagher (Arthur J.) & Co	48,960

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	214,508

INSURANCE CARRIERS - 6.04%
87	*	Alleghany Corp	24,099
883	*	Allmerica Financial Corp	31,744
1,900		Ambac Financial Group, Inc	142,025
600		American Financial Group, Inc	18,480
134		American National Insurance Co	14,191
1,325		Assurant, Inc	44,652
1,183		Berkley (W.R.) Corp	58,677
2,300		Cigna Corp	205,390
2,615		Cincinnati Financial Corp	114,040
400	*	CNA Financial Corp	11,224
2,793	*	Conseco, Inc	57,033
500		Erie Indemnity Co (Class A)	26,060
2,740		Fidelity National Financial, Inc	90,256
1,300		First American Corp	42,822
2,604		Genworth Financial, Inc	71,662
1,100		HCC Insurance Holdings, Inc	39,776
2,000	*	Health Net, Inc	65,420

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

2,800	*	Humana, Inc	$89,432
2,424		Jefferson-Pilot Corp	118,897
1,400		Leucadia National Corp	48,090
2,996		Lincoln National Corp	135,239
2,567		Loews Corp	188,777
140	*	Markel Corp	48,329
2,499		MBIA, Inc	130,648
500		Mercury General Corp	27,630
1,740		MGIC Investment Corp	107,306
1,032		Nationwide Financial Services, Inc (Class A)	37,049
341		Odyssey Re Holdings Corp	8,539
3,000		Old Republic International Corp	69,870
1,500	*	Pacificare Health Systems, Inc	85,380
1,600		PMI Group, Inc	60,816
5,199		Principal Financial Group	200,109
1,200		Protective Life Corp	47,160
1,662		Radian Group, Inc	79,344
500		Reinsurance Group of America, Inc	21,290
2,200		Safeco Corp	107,162
500		Stancorp Financial Group, Inc	42,390
1,950		Torchmark Corp	101,790
500		Transatlantic Holdings, Inc	33,110
800		Unitrin, Inc	36,320
5,100		UnumProvident Corp	86,802
432	*	WellChoice, Inc	23,030
5,102	*	WellPoint, Inc	639,536
19		Wesco Financial Corp	7,315

		TOTAL INSURANCE CARRIERS	3,638,911

LEATHER AND LEATHER PRODUCTS - 0.36%
3,300	*	Coach, Inc	186,879
400	*	Timberland Co (Class A)	28,372

		TOTAL LEATHER AND LEATHER PRODUCTS	215,251

LUMBER AND WOOD PRODUCTS - 0.33%
4,400		Georgia-Pacific Corp	156,156
830		Rayonier, Inc	41,110

		TOTAL LUMBER AND WOOD PRODUCTS	197,266

METAL MINING - 0.47%
2,700		Freeport-McMoRan Copper & Gold, Inc (Class A)	106,947
1,600		Phelps Dodge Corp	162,768
300		Southern Peru Copper Corp	16,638

		TOTAL METAL MINING	286,353

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.69%
2,529		Fortune Brands, Inc	203,913
2,700		Hasbro, Inc	55,215
7,317		Mattel, Inc	156,218

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	415,346

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

MISCELLANEOUS RETAIL - 1.46%
883	*	Barnes & Noble, Inc	$30,455
1,300		Borders Group, Inc	34,606
1,181	*	Marvel Enterprises, Inc	23,620
2,400		Michaels Stores, Inc	87,120
536		MSC Industrial Direct Co (Class A)	16,380
5,400	*	Office Depot, Inc	119,772
1,824		Omnicare, Inc	64,661
684	*	Petco Animal Supplies, Inc	25,178
2,635		Petsmart, Inc	75,756
7,953	*	Rite Aid Corp	31,494
1,414	*	Sears Holdings Corp	188,302
2,540		Tiffany & Co	87,681
3,753	*	Toys 'R' Us, Inc	96,677

		TOTAL MISCELLANEOUS RETAIL	881,702

MOTION PICTURES - 0.19%
625	*	Avid Technology, Inc	33,825
3,036		Blockbuster, Inc (Class A)	26,808
500	*	DreamWorks Animation SKG, Inc (Class A)	20,355
942		Metro-Goldwyn-Mayer, Inc	11,257
580	*	NetFlix, Inc	6,293
718		Regal Entertainment Group (Class A)	15,099

		TOTAL MOTION PICTURES	113,637

NONDEPOSITORY INSTITUTIONS - 0.76%
1,500		American Capital Strategies Ltd	47,115
2,700	*	AmeriCredit Corp	63,288
1,068	*	CapitalSource, Inc	24,564
3,700		CIT Group, Inc	140,600
1,433		Doral Financial Corp	31,368
392	*	First Marblehead Corp	22,552
5,035	*	Providian Financial Corp	86,401
81		Student Loan Corp	16,930
478		Westcorp	20,195
109	*	WFS Financial, Inc	4,703

		TOTAL NONDEPOSITORY INSTITUTIONS	457,716

NONMETALLIC MINERALS, EXCEPT FUELS - 0.17%
1,800		Vulcan Materials Co	102,294

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	102,294

OIL AND GAS EXTRACTION - 3.57%
2,800		BJ Services Co	145,264
5,522		Chesapeake Energy Corp	121,153
1,100		Diamond Offshore Drilling, Inc	54,890
2,600		ENSCO International, Inc	97,916
4,000		EOG Resources, Inc	194,960
2,526		Kerr-McGee Corp	197,862
6,038		Marathon Oil Corp	283,303

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,136	*	Newfield Exploration Co	$84,359
1,000		Noble Energy, Inc	68,020
1,271		Patina Oil & Gas Corp	50,840
2,874		Patterson-UTI Energy, Inc	71,907
2,515		Pioneer Natural Resources Co	107,441
1,100		Pogo Producing Co	54,164
2,100	*	Pride International, Inc	52,164
1,800		Rowan Cos, Inc	53,874
1,100		Tidewater, Inc	42,746
4,565		Unocal Corp	281,615
5,894		XTO Energy, Inc	193,559

		TOTAL OIL AND GAS EXTRACTION	2,156,037

PAPER AND ALLIED PRODUCTS - 0.90%
1,800		Bemis Co	56,016
1,000		Bowater, Inc	37,670
3,500		MeadWestvaco Corp	111,370
1,555		OfficeMax, Inc	52,093
1,100		Packaging Corp of America	26,719
2,700	*	Pactiv Corp	63,045
4,500	*	Smurfit-Stone Container Corp	69,615
1,800		Sonoco Products Co	51,930
1,019		Temple-Inland, Inc	73,928

		TOTAL PAPER AND ALLIED PRODUCTS	542,386

PERSONAL SERVICES - 0.57%
2,200		Cintas Corp	90,882
2,900		H & R Block, Inc	146,682
736		Regis Corp	30,125
6,000		Service Corp International	44,880
741	*	Weight Watchers International, Inc	31,848

		TOTAL PERSONAL SERVICES	344,417

PETROLEUM AND COAL PRODUCTS - 1.50%
1,385		Amerada Hess Corp	133,251
1,300		Ashland, Inc	87,711
1,159		Lubrizol Corp	47,102
1,400		Murphy Oil Corp	138,222
700		Premcor, Inc	41,776
1,256		Sunoco, Inc	130,021
4,476		Valero Energy Corp	327,956

		TOTAL PETROLEUM AND COAL PRODUCTS	906,039

PRIMARY METAL INDUSTRIES - 0.68%
2,968	*	Andrew Corp	34,755
382	*	International Steel Group, Inc	15,089
2,700		Nucor Corp	155,412
1,100	Precision Castparts Corp	84,711
1,982	United States Steel Corp	100,785
1,100	Worthington Industries, Inc	21,208

	TOTAL PRIMARY METAL INDUSTRIES	411,960

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

PRINTING AND PUBLISHING - 1.17%
1,700		Belo (A.H.) Corp Series A	$41,038
900		Dex Media, Inc	18,585
971		Dow Jones & Co, Inc	36,286
1,000		EW Scripps Co	48,750
1,000		Harte-Hanks, Inc	27,560
1,408		Knight Ridder, Inc	94,688
800		Lee Enterprises, Inc	34,720
400		McClatchy Co (Class A)	29,664
393		Media General, Inc (Class A)	24,307
600		Meredith Corp	28,050
2,600		New York Times Co (Class A)	95,108
3,800		R.R. Donnelley & Sons Co	120,156
91		Washington Post Co (Class B)	81,354
800		Wiley (John) & Sons, Inc (Class A)	28,200

		TOTAL PRINTING AND PUBLISHING	708,466

RAILROAD TRANSPORTATION - 1.30%
14,905	*	ADC Telecommunications, Inc	29,661
6,456		Burlington Northern Santa Fe Corp	348,172
3,700		CSX Corp	154,105
6,800		Norfolk Southern Corp	251,940

		TOTAL RAILROAD TRANSPORTATION	783,878

REAL ESTATE - 0.17%
611		Forest City Enterprises, Inc (Class A)	38,982
918		St. Joe Co	61,781

		TOTAL REAL ESTATE	100,763

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.19%
900		Reebok International Ltd	39,870
1,500	*	Sealed Air Corp	77,910

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	117,780

SECURITY AND COMMODITY BROKERS - 1.89%
1,400		A.G. Edwards, Inc	62,720
4,100	*	Ameritrade Holding Corp	41,861
2,000		Bear Stearns Cos, Inc	199,800
300		Blackrock, Inc	22,479
549		Chicago Mercantile Exchange	106,522
6,300	*	E*Trade Financial Corp	75,600
2,200		Eaton Vance Corp	51,568
1,500		Federated Investors, Inc (Class B)	42,465
2,200	*	Instinet Group, Inc	12,936
1,200		Investors Financial Services Corp	58,692
4,300		Janus Capital Group, Inc	59,985
900		Jefferies Group, Inc	33,912
1,854		Legg Mason, Inc	144,872
400		Nuveen Investments, Inc	13,728
1,050		Raymond James Financial, Inc	31,815
1,063		SEI Investments Co	38,438
1,900		T Rowe Price Group, Inc	112,822
1,400		Waddell & Reed Financial, Inc (Class A)	27,636

		TOTAL SECURITY AND COMMODITY BROKERS	1,137,851

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

STONE, CLAY, AND GLASS PRODUCTS - 0.20%
574		Florida Rock Industries, Inc	$33,763
600		Lafarge North America, Inc	35,070
2,031	*	Owens-Illinois, Inc	51,059

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	119,892

TOBACCO PRODUCTS - 0.65%
1,038		Loews Corp (Carolina Group)	34,358
2,630		Reynolds American, Inc	211,952
2,850		UST, Inc	147,345

		TOTAL TOBACCO PRODUCTS	393,655

TRANSPORTATION BY AIR - 0.43%
3,051	*	AMR Corp	32,646
1,689	*	JetBlue Airways Corp	32,158
13,621		Southwest Airlines Co	193,963

		TOTAL TRANSPORTATION BY AIR	258,767

TRANSPORTATION EQUIPMENT - 1.82%
800		American Axle & Manufacturing Holdings, Inc	19,600
1,675		Autoliv, Inc	79,814
1,673		Brunswick Corp	78,380
2,600		Dana Corp	33,254
8,200		Delphi Corp	36,736
1,300		Gentex Corp	41,470
2,998		Genuine Parts Co	130,383
2,100		Goodrich Corp	80,409
1,100	*	Navistar International Corp	40,040
585		Oshkosh Truck Corp	47,964
3,050		Paccar, Inc	220,790
800		Polaris Industries, Inc	56,184
2,100		Textron, Inc	156,702
600	*	TRW Automotive Holdings Corp	11,658
874		United Defense Industries, Inc	64,169

		TOTAL TRANSPORTATION EQUIPMENT	1,097,553

TRANSPORTATION SERVICES - 0.38%
1,518		C.H. Robinson Worldwide, Inc	78,222
1,800		Expeditors International of Washington, Inc	96,390
2,510		Sabre Holdings Corp	54,919

		TOTAL TRANSPORTATION SERVICES	229,531

TRUCKING AND WAREHOUSING - 0.24%
900		CNF, Inc	42,111
998		Hunt (J.B.) Transport Services, Inc	43,683
835	*	Sirva, Inc	5,937
897	*	Yellow Roadway Corp	52,510

		TOTAL TRUCKING AND WAREHOUSING	144,241

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

WHOLESALE TRADE-DURABLE GOODS - 1.07%
1,700		Adesa, Inc	$39,712
2,100	*	Arrow Electronics, Inc	53,235
2,100	*	Avnet, Inc	38,682
900		BorgWarner, Inc	43,812
593		Carlisle Cos, Inc	41,374
1,100		CDW Corp	62,348
1,118		Hughes Supply, Inc	33,260
2,000		IKON Office Solutions, Inc	19,780
2,200	*	Ingram Micro, Inc (Class A)	36,674
800		Martin Marietta Materials, Inc	44,736
2,100	*	Patterson Cos, Inc	104,895
1,000	*	Tech Data Corp	37,060
1,400		W.W. Grainger, Inc	87,178

		TOTAL WHOLESALE TRADE-DURABLE GOODS	642,746

WHOLESALE TRADE-NONDURABLE GOODS - 0.85%
1,900		AmerisourceBergen Corp	108,851
1,035		Brown-Forman Corp (Class B)	56,666
810	*	Endo Pharmaceuticals Holdings, Inc	18,266
1,600	*	Henry Schein, Inc	57,344
5,100		McKesson Corp	192,525
2,400		Supervalu, Inc	80,040

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	513,692

		TOTAL COMMON STOCKS	60,240,675
		(Cost $43,402,939)

		TOTAL PORTFOLIO - 99.92%	60,250,209
		(Cost $43,408,450)

		OTHER ASSETS AND LIABILITIES, NET - 0.08%	45,526

		NET ASSETS - 100.00%	$60,295,735

	*	Non-income producing

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.87%

AGRICULTURAL PRODUCTION-CROPS - 0.12%
3,102		Delta & Pine Land Co	$83,754

		TOTAL AGRICULTURAL PRODUCTION-CROPS	83,754

AMUSEMENT AND RECREATION SERVICES - 0.93%
7,100	*	Alliance Gaming Corp	68,089
1,948	*	Argosy Gaming Co	89,452
285		Dover Downs Gaming & Entertainment, Inc	3,548
804	*	Isle of Capri Casinos, Inc	21,338
700	*	Life Time Fitness, Inc	18,886
2,525	*	MTR Gaming Group, Inc	31,310
3,300	*	Multimedia Games, Inc	25,608
596	*	Nevada Gold & Casinos, Inc	7,629
8,800	*	Penn National Gaming, Inc	258,544
1,164		Speedway Motorsports, Inc	41,555
2,717	*	WMS Industries, Inc	76,511
1,755		World Wrestling Federation Entertainment, Inc	21,060

		TOTAL AMUSEMENT AND RECREATION SERVICES	663,530

APPAREL AND ACCESSORY STORES - 1.44%
7,690	*	Aeropostale, Inc	251,847
1,306		Bebe Stores, Inc	44,339
1,292	*	Cache, Inc	17,507
939	*	Carter's, Inc	37,325
3,908	*	Casual Male Retail Group, Inc	25,363
1,566	*	Charlotte Russe Holding, Inc	20,233
2,360	*	Children's Place Retail Stores, Inc	112,690
5,150		Christopher & Banks Corp	90,640
1,304	*	Dress Barn, Inc	23,759
4,656		Finish Line, Inc (Class A)	107,786
1,133	*	Genesco, Inc	32,200
300		Goody's Family Clothing, Inc	2,709
3,461	*	Gymboree Corp	43,401
6,188	*	Hot Topic, Inc	135,208
1,400	*	JOS A. Bank Clothiers, Inc	41,020
800	*	New York & Co, Inc	16,056
470		Oshkosh B'gosh, Inc (Class A)	14,335
400	*	Shoe Carnival, Inc	7,000

		TOTAL APPAREL AND ACCESSORY STORES	1,023,418

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

APPAREL AND OTHER TEXTILE PRODUCTS - 0.65%
3,300	*	DHB Industries, Inc	$29,040
2,017	*	Guess?, Inc	27,633
1,884		Oxford Industries, Inc	68,935
8,099	*	Quiksilver, Inc	235,114
4,100	*	Warnaco Group, Inc	98,564

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	459,286

AUTO REPAIR, SERVICES AND PARKING - 0.21%
510	*	Amerco, Inc	23,613
1,209	*	Midas, Inc	27,601
1,159	*	Monro Muffler Brake, Inc	29,914
4,100	*	Wright Express Corp	70,110

		TOTAL AUTO REPAIR, SERVICES AND PARKING	151,238

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.26%
800	*	America's Car Mart, Inc	28,048
5,656	*	CSK Auto Corp	99,828
100	*	MarineMax, Inc	3,118
964	*	Rush Enterprises, Inc	16,253
1,621	*	West Marine, Inc	34,463

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	181,710

BUSINESS SERVICES - 16.40%
4,800	*	@Road, Inc	19,680
3,945	*	24/7 Real Media, Inc	12,821
5,301		Aaron Rents, Inc	106,020
6,969	*	Actuate Corp	16,726
3,000		Administaff, Inc	43,800
3,200	*	Advent Software, Inc	58,176
3,600		Advo, Inc	134,820
4,424	*	Agile Software Corp	32,207
2,813	*	Altiris, Inc	67,090
1,545	*	AMN Healthcare Services, Inc	24,581
900	*	Ansoft Corp	24,282
3,700	*	Ansys, Inc	126,577
3,755	*	Anteon International Corp	146,182
6,600	*	Aquantive, Inc	73,062
4,321		Arbitron, Inc	185,371
2,002	*	Ariba, Inc	15,535
3,966	*	Armor Holdings, Inc	147,099
2,159	*	Ascential Software Corp	40,006
2,000	*	Asiainfo Holdings, Inc	10,040
5,705	*	Aspect Communications Corp	59,389
5,800	*	Aspen Technology, Inc	32,944
1,067	*	Asset Acceptance Capital Corp	20,358
600	*	Atari, Inc	1,896
5,700	*	Autobytel, Inc	28,728
900		Blackbaud, Inc	11,340
700	*	Blackboard, Inc	12,208
1,412	*	Blue Coat Systems, Inc	33,182
4,749	*	Borland Software Corp	38,562

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

2,592		Brady Corp (Class A)	$83,851
29,280	*	Brocade Communications Systems, Inc	173,338
4,069	*	CACI International, Inc (Class A)	224,731
500	*	CallWave, Inc	2,950
2,756	*	Captaris, Inc	11,162
2,823	*	Carreker Corp	15,837
4,861		Catalina Marketing Corp	125,900
894	*	CCC Information Services Group, Inc	20,428
1,477		CDI Corp	32,686
3,903	*	Cerner Corp	204,946
9,908	*	Chordiant Software, Inc	16,546
4,500	*	Ciber, Inc	32,715
61,930	*	CMGI, Inc	128,814
17,667	*	CNET Networks, Inc	166,776
800		Computer Programs & Systems, Inc	22,464
2,556	*	Concord Communications, Inc	25,867
3,600	*	Concur Technologies, Inc	29,232
4,390	*	Corillian Corp	15,277
2,200	*	CoStar Group, Inc	81,070
3,116	*	Covansys Corp	46,475
4,898	*	CSG Systems International, Inc	79,788
2,300	*	Cyberguard Corp	18,952
3,700	*	Cybersource Corp	19,055
4,997	*	Dendrite International, Inc	70,158
1,114	*	Digimarc Corp	6,851
4,800	*	Digital Insight Corp	78,720
4,712	*	Digital River, Inc	146,826
11,867	*	DoubleClick, Inc	91,376
953	*	E.piphany, Inc	3,383
16,391	*	Earthlink, Inc	147,519
3,852	*	Echelon Corp	26,348
5,000	*	Eclipsys Corp	77,400
2,200	*	eCollege.com, Inc	28,468
2,853	*	Embarcadero Technologies, Inc	18,801
16,290	*	Enterasys Networks, Inc	22,806
8,741	*	Entrust, Inc	32,779
5,783	*	Epicor Software Corp	75,757
1,514	*	Equinix, Inc	64,103
3,300	*	eSpeed, Inc (Class A)	30,360
11,100	*	Extreme Networks, Inc	65,379
5,066	*	F5 Networks, Inc	255,782
4,280		Factset Research Systems, Inc	141,283
5,684	*	Filenet Corp	129,482
3,531	*	FindWhat.com	36,616
335	*	First Advantage Corp	7,035
3,206		Gevity HR, Inc	61,299
684	*	Greg Manning Auctions, Inc	6,888
2,700	*	GSI Commerce, Inc	36,531
7,200	*	Harris Interactive, Inc	33,192
1,862		Healthcare Services Group	45,154
2,368	*	Heidrick & Struggles International, Inc	87,071
2,232	*	Hudson Highland Group, Inc	38,145
5,399	*	Hyperion Solutions Corp	238,150
2,878	*	IDX Systems Corp	99,953
2,116	*	iGate Corp	7,893
2,326	*	Infocrossing, Inc	36,844
11,907	*	Informatica Corp	98,471

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

4,420	*	Infospace, Inc	$180,469
4,400		infoUSA, Inc	46,244
943	*	Innovative Solutions & Support, Inc	29,940
660	*	Interactive Data Corp	13,695
400	*	Interchange Corp	4,054
3,450	*	Intergraph Corp	99,394
1,770	*	Internet Security Systems, Inc	32,391
1,013	*	Intersections, Inc	14,739
1,086	*	Intervideo, Inc	11,946
2,400	*	Intrado, Inc	29,520
6,144	*	Ipass, Inc	37,601
1,409	*	iPayment, Inc	59,460
787	*	IVAX Diagnostics, Inc	3,187
4,302	*	iVillage, Inc	26,199
700	*	Jamdat Mobile, Inc	12,068
411	*	JDA Software Group, Inc	5,770
2,315	*	Jupitermedia Corp	35,906
700	*	Kanbay International, Inc	14,322
4,158	*	Keane, Inc	54,179
1,200	*	Keynote Systems, Inc	14,244
3,858	*	Kforce, Inc	42,399
5,066	*	KFX ,Inc	67,884
976	*	Kintera, Inc	5,173
4,627	*	Korn/Ferry International	88,052
4,345	*	Kronos, Inc	222,073
5,705	*	Labor Ready, Inc	106,398
1,138	*	Lawson Software, Inc	6,714
6,404	*	Lionbridge Technologies	36,439
13,000	*	Looksmart Ltd	11,570
6,843	*	Macrovision Corp	155,952
3,400	*	Magma Design Automation, Inc	40,358
4,132	*	Manhattan Associates, Inc	84,169
1,461	*	Mantech International Corp (Class A)	33,705
3,276	*	Manugistics Group, Inc	5,504
3,500	*	MAPICS, Inc	44,555
475	*	Mapinfo Corp	5,719
528	*	Marchex, Inc	9,842
665	*	Marlin Business Services, Inc	13,553
7,100	*	Matrixone, Inc	33,867
2,650		McGrath RentCorp	61,957
10,549	*	Mentor Graphics Corp	144,521
10,862	*	Micromuse, Inc	49,205
1,700	*	MicroStrategy, Inc	92,259
5,600	*	Midway Games, Inc	57,456
13,734	*	Mindspeed Technologies, Inc	30,627
600	*	Motive, Inc	6,000
4,100	*	MPS Group, Inc	43,091
449	*	MRO Software, Inc	6,299
1,407	*	NDCHealth Corp	22,484
300	*	Neoforma, Inc	2,385
1,480	*	Ness Technologies, Inc	17,730
1,103	*	Netratings, Inc	16,821
2,100	*	Netscout Systems, Inc	9,345
2,457	*	Network Equipment Technologies, Inc	13,833
4,400	*	NIC, Inc	20,988
1,786	*	Open Solutions, Inc	35,416
1,700	*	Opnet Technologies, Inc	14,212
8,100	*	Opsware, Inc	41,796
4,542	*	Packeteer, Inc	69,901

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

2,056	*	PalmSource, Inc	$18,586
19,804	*	Parametric Technology Corp	110,704
2,298	*	PC-Tel, Inc	16,913
2,000	*	PDF Solutions, Inc	28,000
1,142	*	PDI, Inc	23,411
201	*	PEC Solutions, Inc	2,529
1,157	*	Pegasus Solutions, Inc	13,676
1,100	*	Pegasystems, Inc	5,918
2,676	*	Perot Systems Corp (Class A)	35,965
400	*	Phase Forward, Inc	2,612
700	*	PlanetOut, Inc	5,901
1,977	*	PLATO Learning, Inc	15,421
4,360	*	Portal Software, Inc	10,551
1,700	*	Portfolio Recovery Associates, Inc	57,851
1,000	*	PRA International	26,930
4,000	*	Progress Software Corp	104,880
417	*	Proxymed, Inc	3,624
1,800		QAD, Inc	14,886
928		Quality Systems, Inc	39,292
6,854	*	Quest Software, Inc	94,859
2,068	*	Radisys Corp	29,283
15,512	*	RealNetworks, Inc	89,659
1,000		Renaissance Learning, Inc	17,120
2,387	*	Rent-Way, Inc	19,573
7,700	*	Retek, Inc	86,394
2,304	*	Rewards Network, Inc	9,585
700	*	RightNow Technologies, Inc	8,582
4,050		Rollins, Inc	75,330
9,662	*	RSA Security, Inc	153,143
9,721	*	S1 Corp	67,464
1,630	*	SafeNet, Inc	47,775
1,200	*	Salesforce.com, Inc	17,988
10,800	*	Sapient Corp	79,326
8,679	*	Scansoft, Inc	32,286
4,900	*	Secure Computing Corp	41,993
6,900	*	Seebeyond Technology Corp	21,804
3,500	*	Serena Software, Inc	83,160
879	*	SI International, Inc	24,287
3,087	*	Sohu.com, Inc	54,269
4,619	*	SonicWALL, Inc	23,511
6,285	*	Sotheby's Holdings, Inc (Class A)	106,594
2,630	*	Source Interlink Cos, Inc	29,587
1,800	*	SPSS, Inc	31,302
1,807	*	SRA International, Inc (Class A)	108,872
1,900		SS&C Technologies, Inc	43,320
1,500		Startek, Inc	25,200
1,700	*	Stellent, Inc	14,297
1,250	*	Stratasys, Inc	35,412
5,000	*	SupportSoft, Inc	26,400
1,200	*	Sykes Enterprises, Inc	8,244
1,000		Syntel, Inc	17,700
5,092	*	Take-Two Interactive Software, Inc	199,097
793		Talx Corp	14,401
3,768	*	TeleTech Holdings, Inc	48,683
2,341	*	THQ, Inc	65,876
11,543	*	Titan Corp	209,621
567	*	TNS, Inc	10,178
2,700	*	TradeStation Group, Inc	16,308
5,470	*	Transaction Systems Architects, Inc	126,631

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

200	*	Travelzoo, Inc	$9,944
3,283	*	Trizetto Group, Inc	30,565
6,655	*	Tumbleweed Communications Corp	18,368
5,104	*	Tyler Technologies, Inc	38,841
2,272	*	Ultimate Software Group, Inc	36,307
7,308	*	United Online, Inc	76,515
10,908	*	Valueclick, Inc	115,734
1,653	*	Verint Systems, Inc	57,756
584	*	Verity, Inc	5,519
21,798	*	Vignette Corp	28,555
2,700	*	WatchGuard Technologies, Inc	8,721
4,179	*	WebEx Communications, Inc	90,225
4,942	*	webMethods, Inc	27,082
3,200	*	Websense, Inc	172,160
700	*	WebSideStory, Inc	8,575
9,813	*	Wind River Systems, Inc	147,980
3,280	*	Witness Systems, Inc	57,564
2,620	*	Zix Corp	9,799

		TOTAL BUSINESS SERVICES	11,636,919

CHEMICALS AND ALLIED PRODUCTS - 8.16%
5,024	*	Abgenix, Inc	35,168
2,500	*	Able Laboratories, Inc	58,650
3,450		Aceto Corp	25,599
5,300	*	Adolor Corp	52,682
1,128	*	Advancis Pharmaceutical Corp	4,174
400	*	Albany Molecular Research, Inc	4,112
3,753	*	Alexion Pharmaceuticals, Inc	81,309
12,419	*	Alkermes, Inc	128,909
678		American Vanguard Corp	30,422
4,415	*	Array Biopharma, Inc	30,949
2,724	*	Atherogenics, Inc	35,657
9,965	*	Avant Immunotherapeutics, Inc	16,243
724	*	Barrier Therapeutics, Inc	11,215
2,200	*	Benthley Pharmaceuticals, Inc	16,192
2,211	*	BioCryst Pharmaceuticals, Inc	10,193
4,223	*	Bioenvision, Inc	24,282
8,800	*	BioMarin Pharmaceutical, Inc	45,320
1,884	*	Biosite, Inc	98,024
2,319	*	Bone Care International, Inc	60,155
1,800	*	Bradley Pharmaceuticals, Inc	17,208
2,152	*	CancerVax Corp	14,182
1,119	*	Caraco Pharmaceutical Laboratories Ltd	9,153
8,300	*	Cell Therapeutics, Inc	29,797
1,700	*	Chattem, Inc	75,599
4,300	*	Connetics Corp	108,747
531	*	Corcept Therapeutics, Inc	2,411
781	*	Corgentech, Inc	1,812
7,971	*	Corixa Corp	24,471
5,431	*	Cubist Pharmaceuticals, Inc	57,677
6,604	*	Curis, Inc	23,642
4,076	*	Cypress Bioscience, Inc	37,255
2,200	*	Cytogen Corp	12,738
845	*	Cytokinetics, Inc	5,543
7,904	*	Dendreon Corp	43,077
3,100		Diagnostic Products Corp	149,730
1,900	*	Digene Corp	39,425
7,400	*	Discovery Laboratories, Inc	41,662

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

1,900	*	Dov Pharmaceutical, Inc	$25,992
4,100	*	Durect Corp	14,924
2,027	*	Dusa Pharmaceuticals, Inc	17,696
789	*	Dynavax Technologies Corp	3,685
3,101	*	Elizabeth Arden, Inc	73,618
7,892	*	Encysive Pharmaceuticals, Inc	80,656
3,581	*	Enzon, Inc	36,490
3,076	*	EPIX Pharmaceuticals, Inc	21,532
3,387	*	First Horizon Pharmaceutical	57,173
7,786	*	Genaera Corp	17,752
12,186	*	Genelabs Technologies	7,312
8,050	*	Genta, Inc	9,096
2,120		Georgia Gulf Corp	97,478
7,550	*	Geron Corp	46,130
692	*	GTx, Inc	6,297
3,497	*	Guilford Pharmaceuticals, Inc	8,043
1,950	*	Hollis-Eden Pharmaceuticals	13,738
700	*	Idenix Pharmaceuticals, Inc	13,895
6,139	*	Immucor, Inc	185,336
4,641	*	Immunogen, Inc	24,272
6,000	*	Immunomedics, Inc	14,580
6,775	*	Impax Laboratories, Inc	108,400
5,219	*	Indevus Pharmaceuticals, Inc	14,509
6,613	*	Inkine Pharmaceutical Co	20,500
5,600	*	Inspire Pharmaceuticals, Inc	45,696
684		Inter Parfums, Inc	9,850
3,976	*	InterMune, Inc	43,736
1,038	*	Inverness Medical Innovations, Inc	24,393
7,000	*	Isis Pharmaceuticals, Inc	27,090
2,796	*	Isolagen, Inc	17,587
1,627	*	Kos Pharmaceuticals, Inc	67,813
417		Kronos Worldwide, Inc	17,727
4,950	*	KV Pharmaceutical Co (Class A)	114,840
900	*	Lannett Co, Inc	5,670
10,163	*	Ligand Pharmaceuticals, Inc (Class B)	58,234
3,702		MacDermid, Inc	120,315
1,925		Mannatech, Inc	37,634
1,500	*	MannKind Corp	21,345
888	*	Marshall Edwards, Inc	7,406
5,091	*	Medarex, Inc	36,299
6,500	*	Medicines Co	147,290
800	*	Momenta Pharmaceuticals, Inc	6,776
17,600	*	Mosaic Co	300,256
2,535	*	Myogen, Inc	20,001
7,876	*	Nabi Biopharmaceuticals	98,292
382		Nature's Sunshine Products, Inc	6,559
2,408	*	Neose Technologies, Inc	6,213
3,312	*	Neurogen Corp	23,449
1,143	*	NitroMed, Inc	19,785
400	*	NL Industries, Inc	9,240
3,263	*	Northfield Laboratories, Inc	36,709
3,200	*	Noven Pharmaceuticals, Inc	54,272
5,100	*	NPS Pharmaceuticals, Inc	64,362
1,053	*	Nutraceutical International Corp	16,701
5,026	*	Nuvelo, Inc	32,669
3,739		Olin Corp	83,380
2,296	*	Omnova Solutions, Inc	12,330
4,832	*	Onyx Pharmaceuticals, Inc	151,483
5,400	*	OraSure Technologies, Inc	39,744

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

4,400	*	Pain Therapeutics, Inc	$22,352
7,500	*	Palatin Technologies, Inc	17,550
4,780	*	Par Pharmaceutical Cos, Inc	159,843
2,700	*	Penwest Pharmaceuticals Co	33,372
17,338	*	Peregrine Pharmaceuticals, Inc	25,487
1,466	*	PetMed Express, Inc	10,863
2,646	*	Pharmacyclics, Inc	21,247
2,042	*	Pharmion Corp	59,218
3,825		PolyMedica Corp	121,482
3,300	*	Pozen, Inc	17,193
2,300	*	Prestige Brands Holdings, Inc	40,595
1,600	*	Progenics Pharmaceuticals	26,896
380		Quaker Chemical Corp	7,805
3,900	*	Quidel Corp	15,249
699	*	Renovis, Inc	5,641
4,973	*	Salix Pharmaceuticals Ltd	82,005
1,015	*	Santarus, Inc	4,933
6,100	*	Sciclone Pharmaceuticals, Inc	17,324
3,549	*	Serologicals Corp	86,738
6,800	*	SuperGen, Inc	33,048
2,009	*	SurModics, Inc	64,107
3,300	*	Tanox, Inc	31,680
716	*	Tercica, Inc	5,463
3,900	*	Third Wave Technologies, Inc	22,464
1,300	*	UAP Holding Corp	20,930
2,800	*	United Therapeutics Corp	127,946
1,420	*	USANA Health Sciences, Inc	67,166
9,699		Valeant Pharmaceuticals International	218,421
5,453	*	Vertex Pharmaceuticals, Inc	51,040
3,386	*	Vicuron Pharmaceuticals, Inc	53,363
9,072	*	Vion Pharmaceuticals, Inc	25,855
1,844		West Pharmaceutical Services, Inc	44,072
500		Westlake Chemical Corp	16,175
6,108	*	Zila, Inc	24,676
2,628	*	Zymogenetics, Inc	40,103

		TOTAL CHEMICALS AND ALLIED PRODUCTS	5,789,936

COAL MINING - 0.08%
2,000	*	Alpha Natural Resources, Inc	57,340

		TOTAL COAL MINING	57,340

COMMUNICATIONS - 1.87%
4,166	*	Airspan Networks, Inc	21,288
11,408	*	Alamosa Holdings, Inc	133,131
800	*	Beasley Broadcast Group, Inc (Class A)	14,224
1,480	*	Boston Communications Group	10,538
1,507	*	Commonwealth Telephone Enterprises, Inc	71,040
1,089	*	Crown Media Holdings, Inc (Class A)	9,812
3,905	*	Cumulus Media, Inc (Class A)	55,646
8,102	*	Dobson Communications Corp (Class A)	16,366
3,210	*	Emmis Communications Corp (Class A)	61,696
3,620	*	Entravision Communications Corp (Class A)	32,109
717	*	Fisher Communications, Inc	37,076
1,185		Golden Telecom, Inc	30,336

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

800	*	InPhonic, Inc	$18,172
3,106	*	Insight Communications Co, Inc	36,806
26,025	*	Internap Network Services Corp	15,355
1,100		Iowa Telecommunications Services, Inc	21,450
600	*	ITC Deltacom, Inc	474
2,600	*	j2 Global Communications, Inc	89,206
1,500	*	Lodgenet Entertainment Corp	28,260
4,646	*	Mediacom Communications Corp	30,385
4,829	*	Net2Phone, Inc	7,775
1,347	*	Nexstar Broadcasting Group, Inc	9,496
2,144		North Pittsburgh Systems, Inc	42,376
2,595	*	Novatel Wireless, Inc	27,896
4,000	*	Paxson Communications Corp	2,760
8,600	*	Premiere Global Services, Inc	97,352
5,300	bv*	RCN Corp	-
2,391	*	Regent Communications, Inc	12,792
2,200	*	Saga Communications, Inc (Class A)	35,420
1,300	*	Salem Communications Corp (Class A)	26,780
100		Shenandoah Telecom Co	3,100
3,936		Sinclair Broadcast Group, Inc (Class A)	31,606
5,000	*	Spanish Broadcasting System, Inc (Class A)	51,300
1,650		SureWest Communications	38,049
35,518	*	Terremark Worldwide, Inc	23,087
6,400	*	Tivo, Inc	33,088
9,633	*	Ubiquitel, Inc	64,541
899	*	USA Mobility, Inc	29,128
700		Valor Communications Group, Inc	10,129
6,455	*	Wireless Facilities, Inc	40,344
1,200	*	Young Broadcasting, Inc (Class A)	10,368

		TOTAL COMMUNICATIONS	1,330,757

DEPOSITORY INSTITUTIONS - 5.31%
1,220	*	ACE Cash Express, Inc	27,755
1,287		Arrow Financial Corp	35,045
300		Atlantic Coast Federal	3,738
1,500		Bank of The Ozarks, Inc	47,625
544		BankAtlantic Bancorp, Inc (Class A)	9,466
100		Berkshire Hills Bancorp, Inc	3,375
1,170	*	BFC Financial Corp	11,056
533		Boston Private Financial Holdings, Inc	12,659
200		Bryn Mawr Bank Corp	4,084
225		Capital City Bank Group, Inc	9,115
100		Capital Corp of the West	4,648
572	*	Capital Crossing Bank	18,819
2,281		Cascade Bancorp	44,274
4,118		Cathay General Bancorp	129,717
1,270		Center Financial Corp	22,390
675		Charter Financial Corp	22,525
100		City Bank	3,234
321		City Holding Co	9,481
400		Clifton Savings Bancorp, Inc	4,480
1,816		Coastal Financial Corp	27,313
1,850		CoBiz, Inc	35,853
166		Columbia Bancorp	5,289
3,121		Commercial Capital Bancorp, Inc	63,512
5,356		CVB Financial Corp	97,158

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

6,997		East West Bancorp, Inc	$258,329
300	*	EuroBancshares, Inc	5,073
3,400	*	Euronet Worldwide, Inc	97,070
738		Fidelity Bankshares, Inc	16,959
4,438		First Bancorp (Puerto Rico)	187,506
1,051		First Busey Corp (Class A)	20,337
100		First Financial Bankshares, Inc	4,463
1,508		First Financial Holdings, Inc	41,892
2,913		First Midwest Bancorp, Inc	94,614
3,500		Flagstar Bancorp, Inc	68,425
3,985		FNB Corp	76,313
779		Frontier Financial Corp	29,524
1,957		Glacier Bancorp, Inc	59,689
2,375		Gold Banc Corp, Inc	33,321
686		Great Southern Bancorp, Inc	22,274
691		Greater Bay Bancorp	16,867
3,802		Hanmi Financial Corp	62,923
571		Harbor Florida Bancshares, Inc	19,471
3,727		Harleysville National Corp	79,199
1,145		Independent Bank Corp (Massachusetts)	33,205
1,298		Independent Bank Corp (Michigan)	37,343
132		Macatawa Bank Corp	4,432
794		Main Street Banks, Inc	21,025
1,100		MB Financial, Inc	42,130
228		MBT Financial Corp	4,302
688		Mercantile Bank Corp	28,125
611		Midwest Banc Holdings, Inc	12,165
2,500		Nara Bancorp, Inc	35,125
438		NASB Financial, Inc	17,345
100		Oak Hill Financial, Inc	3,366
5,088	*	Ocwen Financial Corp	41,060
1,932		Old Second Bancorp, Inc	58,298
2,473		Pacific Capital Bancorp	73,646
733		Park National Corp	82,463
1,040		Peapack Gladstone Financial Corp	28,080
368		Pennrock Financial Services Corp	12,851
412		PFF Bancorp, Inc	11,371
100		Placer Sierra Bancshares	2,297
4,914		Provident Bancorp, Inc	60,147
113		Provident Financial Services, Inc	1,932
100	*	QC Holdings, Inc	1,503
3,821		R & G Financial Corp (Class B)	119,101
150		S & T Bancorp, Inc	5,310
1,084		S.Y. Bancorp, Inc	23,848
700		Seacoast Banking Corp of Florida	13,776
100	*	Signature Bank	2,651
4,100	*	Silicon Valley Bancshares	180,646
702		Smithtown Bancorp, Inc	19,670
100		Southern Community Financial Corp	940
8,942		Southwest Bancorp of Texas, Inc	164,086
220		State Bancorp, Inc	5,722
1,158		Sterling Bancorp	28,105
757		Sterling Financial Corp (Pennsylvania)	19,697
2,145	*	Texas Capital Bancshares, Inc	45,045
2,883		Texas Regional Bancshares, Inc (Class A)	86,807
10,268		Trustco Bank Corp NY	117,979
110		U.S.B. Holding Co, Inc	2,441

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

2,658		United Community Banks, Inc	$63,074
1,077		Univest Corp of Pennsylvania	42,875
1,000	*	Virginia Commerce Bancorp	27,040
2,318		West Bancorporation	39,506
2,627		Westamerica Bancorp	136,000
151	*	Western Sierra Bancorp	5,154
1,908		Wilshire Bancorp, Inc	24,880
2,942		Wintrust Financial Corp	138,539

		TOTAL DEPOSITORY INSTITUTIONS	3,771,963

EATING AND DRINKING PLACES - 2.06%
1,600	*	BJ's Restaurants, Inc	31,024
830	*	Buffalo Wild Wings, Inc	31,399
2,127	*	California Pizza Kitchen, Inc	49,857
1,163		CBRL Group, Inc	48,032
5,185	*	CEC Entertainment, Inc	189,771
7,200	*	CKE Restaurants, Inc	114,120
2,987	*	Cosi, Inc	20,312
2,000		Domino's Pizza, Inc	37,380
7,684	*	Krispy Kreme Doughnuts, Inc	58,629
341	*	O'Charley's, Inc	7,413
3,500	*	P.F. Chang's China Bistro, Inc	209,300
680	*	Papa John's International, Inc	23,610
4,700	*	Rare Hospitality International, Inc	145,136
1,700	*	Red Robin Gourmet Burgers, Inc	86,547
8,275	*	Sonic Corp	276,385
900	*	Texas Roadhouse, Inc (Class A)	25,272
2,976	*	The Steak N Shake Co	57,585
800		Triarc Cos (Class A)	11,360
2,983		Triarc Cos (Class B)	41,255

		TOTAL EATING AND DRINKING PLACES	1,464,387

EDUCATIONAL SERVICES - 0.51%
2,500	*	Educate, Inc	$34,675
1,300	*	Learning Tree International, Inc	18,733
1,791	*	Princeton Review, Inc	9,868
2,014		Strayer Education, Inc	228,226
1,997	*	Universal Technical Institute, Inc	73,490

		TOTAL EDUCATIONAL SERVICES	364,992

ELECTRIC, GAS, AND SANITARY SERVICES - 0.53%
2,692	*	Casella Waste Systems, Inc (Class A)	35,615
380		Crosstex Energy, Inc	16,633
904		Duquesne Light Holdings, Inc	16,200
1,400	*	Duratek, Inc	27,930
200		MGE Energy, Inc	6,630
266		Middlesex Water Co	4,828
200		Ormat Technologies, Inc	3,132
941		Resource America, Inc (Class A)	32,977
6,700	*	Waste Connections, Inc	232,825

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	376,770

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.89%
3,023	*	Actel Corp	46,494
2,900	*	Advanced Energy Industries, Inc	28,043
8,584	*	Aeroflex, Inc	80,089
3,900	*	American Superconductor Corp	38,922
4,367	*	AMIS Holdings, Inc	49,303
1,800	*	Anaren Microwave, Inc	21,834
1,300		Applied Signal Technology, Inc	29,770
9,516	*	Arris Group, Inc	65,756
2,663	*	Artesyn Technologies, Inc	23,195
1,233	*	Atheros Communications, Inc	12,663
4,333	*	ATMI, Inc	108,498
9,373	*	Avanex Corp	12,185
4,500		Baldor Electric Co	116,145
1,523		Bel Fuse, Inc (Class B)	46,147
2,908	*	Benchmark Electronics, Inc	92,562
2,854	*	California Micro Devices Corp	14,413
8,501	*	Capstone Turbine Corp	13,176
2,710	*	Carrier Access Corp	16,152
164	*	Catapult Communications Corp	3,501
3,662	*	C-COR, Inc	22,265
2,260	*	Ceradyne, Inc	50,556
953	*	Cherokee International Corp	6,661
300	*	Color Kinetics, Inc	3,024
1,469	*	Comtech Telecommunications	76,535
2,175		CTS Corp	28,275
1,773	*	DDi Corp	4,964
2,360	*	Digital Theater Systems, Inc	42,740
950	*	Diodes, Inc	25,773
4,149	*	Ditech Communications Corp	51,738
4,008	*	DSP Group, Inc	103,246
1,076	*	Dupont Photomasks, Inc	28,697
1,144	*	EMS Technologies, Inc	15,558
2,800	*	Energy Conversion Devices, Inc	63,644
400	*	EnerSys	5,240
5,289	*	Entegris, Inc	52,308
4,055	*	ESS Technology, Inc	21,370
1,757	*	Exar Corp	23,544
20,335	*	Finisar Corp	25,419
2,246		Franklin Electric Co, Inc	84,742
5,818	*	FuelCell Energy, Inc	58,064
2,266	*	Genesis Microchip, Inc	32,744
2,422	*	GrafTech International Ltd	13,781
9,900	*	Harmonic, Inc	94,644
3,603		Helix Technology Corp	55,738
3,896	*	Hexcel Corp	60,427
11,624	*	Integrated Device Technology, Inc	139,837
728	*	Integrated Silicon Solution, Inc	4,878
7,711	*	Interdigital Communications Corp	118,132
2,900		Inter-Tel, Inc	71,050
5,000	*	InterVoice, Inc	56,150
2,500	*	IXYS Corp	28,600
9,668	*	Kopin Corp	29,681
1,400	*	LaserCard Corp	6,972
7,301	*	Lattice Semiconductor Corp	39,206
700	*	Leadis Technology, Inc	4,186
1,549	*	Lifeline Systems, Inc	46,966
2,755	*	Littelfuse, Inc	78,931

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

5,509	*	Mattson Technology, Inc	$43,741
1,765	*	Medis Technologies Ltd	25,310
2,900	*	Mercury Computer Systems, Inc	79,982
1,096	*	Merix Corp	12,286
1,423	*	Metrologic Instruments, Inc	31,989
9,473	*	Micrel, Inc	87,341
8,222	*	Microsemi Corp	133,936
6,100	*	Microtune, Inc	26,291
2,675	*	Microvision, Inc	15,595
5,745	*	MIPS Technologies, Inc	66,068
3,548	*	Mobility Electronics, Inc	24,801
610	*	Monolithic Power Systems, Inc	5,386
3,000	*	Monolithic System Technology, Inc	17,550
1,200	*	MRV Communications, Inc	3,876
600	*	Multi-Fineline Electronix, Inc	10,590
5,685	*	Mykrolis Corp	81,296
6,492	*	NMS Communications Corp	27,851
7,630	*	Omnivision Technologies, Inc	115,594
15,864	*	ON Semiconductor Corp	62,663
9,353	*	Openwave Systems, Inc	114,013
8,800	*	Oplink Communications, Inc	13,816
1,600	*	Optical Communication Products, Inc	2,784
1,300	*	OSI Systems, Inc	22,763
5,626	*	Paradyne Networks, Inc	11,758
1,842	*	Pericom Semiconductor Corp	15,786
1,448	*	Photronics, Inc	26,209
5,600	*	Pixelworks, Inc	45,640
2,477	*	Plexus Corp	28,510
6,749	*	Plug Power, Inc	44,543
2,837	*	PLX Technology, Inc	29,788
700	*	Portalplayer, Inc	15,981
3,800	*	Power Integrations, Inc	79,382
4,358	*	Power-One, Inc	21,180
6,588	*	Powerwave Technologies, Inc	50,991
2,100		Raven Industries, Inc	42,882
6,513	*	Rayovac Corp	270,941
374		Regal-Beloit Corp	10,767
5,000	*	Remec, Inc	26,400
25,714	*	RF Micro Devices, Inc	134,227
2,300	*	Rogers Corp	92,000
6,400	*	SBA Communications Corp	58,624
979	*	SBS Technologies, Inc	10,916
3,400	*	Seachange International, Inc	44,030
3,400	*	Sigmatel, Inc	127,262
10,844	*	Silicon Image, Inc	109,091
11,294	*	Silicon Storage Technology, Inc	42,014
771	*	Siliconix, Inc	27,201
2,705	*	Sipex Corp	6,276
19,571	*	Skyworks Solutions, Inc	124,276
3,180	*	Spatialight, Inc	16,059
2,600		Spectralink Corp	36,712
1,345	*	Staktek Holdings, Inc	5,326
1,200	*	Standard Microsystems Corp	20,832
13,100	*	Stratex Networks, Inc	24,104
1,200	*	Supertex, Inc	21,972
5,325	*	Symmetricom, Inc	59,054
3,175	*	Synaptics, Inc	73,660
751		Technitrol, Inc	11,205
6,879	*	Tekelec	109,651

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

9,707	*	Terayon Communication Systems, Inc	$29,898
3,542	*	Tessera Technologies, Inc	153,121
22,000	*	Transmeta Corp	20,460
2,636	*	Trident Microsystems, Inc	46,604
4,084	*	Tripath Technology, Inc	3,635
10,968	*	Triquint Semiconductor, Inc	37,072
5,718	*	TTM Technologies, Inc	59,810
1,021	*	Ulticom, Inc	11,364
1,903	*	Ultralife Batteries, Inc	32,579
2,900	*	Universal Display Corp	20,271
1,800	*	Universal Electronics, Inc	30,384
2,800	*	Valence Technology, Inc	8,596
5,080	*	Varian Semiconductor Equipment Associates, Inc	193,091
18,400	*	Verso Technologies, Inc	6,624
2,900	*	Viasat, Inc	54,201
2,700		Vicor Corp	28,188
30,101	*	Vitesse Semiconductor Corp	80,671
616	*	Volterra Semiconductor Corp	8,316
6,800	*	Westell Technologies, Inc	37,468
2,656	*	Wilson Greatbatch Technologies, Inc	48,445
179		Woodhead Industries, Inc	2,434

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	6,309,138

ENGINEERING AND MANAGEMENT SERVICES - 3.67%
2,425	*	Advisory Board Co	105,972
6,089	*	Answerthink, Inc	25,148
3,500	*	Antigenics, Inc	23,450
7,100	*	Ariad Pharmaceuticals, Inc	39,760
6,992	*	Axonyx, Inc	8,600
1,400	*	Charles River Associates, Inc	69,090
3,000	*	Ciphergen Biosystems, Inc	8,310
2,718	*	Corrections Corp of America	104,915
3,352	*	CuraGen Corp	13,944
4,971	*	CV Therapeutics, Inc	101,210
6,491	*	Decode Genetics, Inc	36,999
3,247	*	DiamondCluster International, Inc	52,277
9,768	*	Digitas, Inc	98,657
3,300	*	Diversa Corp	16,434
3,647	*	Dyax Corp	11,743
6,150	*	eResearch Technology, Inc	72,447
9,221	*	Exelixis, Inc	62,518
1,561	*	Forrester Research, Inc	21,979
910	*	FTI Consulting, Inc	18,782
8,780	*	Gartner, Inc (Class A)	84,025
900	*	Genencor International, Inc	17,307
600	*	Greenfield Online, Inc	11,790
400	*	Huron Consulting Group, Inc	8,284
4,797	*	Incyte Corp	32,763
400	*	Infrasource Services, Inc	4,800
2,933	*	Keryx Biopharmaceuticals, Inc	39,185
2,900	*	Kosan Biosciences, Inc	11,890
800		Landauer, Inc	38,032
1,827	*	LECG Corp	35,809
8,716	*	Lexicon Genetics, Inc	44,539
3,845	*	Lifecell Corp	34,220
3,600	*	Luminex Corp	27,108
3,822	*	Maxim Pharmaceuticals, Inc	6,727

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

1,000	*	MTC Technologies, Inc	$32,500
4,213	*	Myriad Genetics, Inc	77,477
6,300	*	Navigant Consulting, Inc	171,549
2,399	*	Neopharm, Inc	18,640
2,592	*	Parexel International Corp	60,912
3,138	*	Per-Se Technologies, Inc	48,168
13,116	*	Pharmos Corp	8,263
400	*	PRG-Schultz International, Inc	2,004
3,300	*	Regeneration Technologies, Inc	34,023
5,200	*	Regeneron Pharmaceuticals, Inc	26,572
6,458	*	Resources Connection, Inc	135,166
1,421	*	Rigel Pharmaceuticals, Inc	22,793
2,067	*	Seattle Genetics, Inc	10,624
2,045	*	SFBC International, Inc	72,066
3,893	*	Symyx Technologies, Inc	85,841
1,100	*	Tejon Ranch Co	49,060
7,000	*	Telik, Inc	105,560
6,319	*	Tetra Tech, Inc	79,746
3,808	*	Transkaryotic Therapies, Inc	95,067
761	*	TRC Cos, Inc	11,187
2,100	*	Trimeris, Inc	23,646
2,799	*	Ventiv Health, Inc	64,377
2,879		Watson Wyatt & Co Holdings	78,309

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	2,602,264

FABRICATED METAL PRODUCTS - 1.14%
600	*	Commercial Vehicle Group, Inc	12,000
12,501	*	Crown Holdings, Inc	194,516
1,000	*	Drew Industries, Inc	37,650
300	*	Griffon Corp	6,423
1,000		Gulf Island Fabrication, Inc	23,460
3,867	*	Intermagnetics General Corp	94,123
922	*	Jacuzzi Brands, Inc	8,999
967		Lifetime Hoan Corp	14,979
1,072	*	Mobile Mini, Inc	43,319
1,712	*	NCI Building Systems, Inc	66,083
789		Silgan Holdings, Inc	51,269
5,090		Simpson Manufacturing Co, Inc	157,281
2,700		Sturm Ruger & Co, Inc	18,711
6,622	*	Taser International, Inc	79,464

		TOTAL FABRICATED METAL PRODUCTS	808,277

FOOD AND KINDRED PRODUCTS - 0.51%
900	*	Boston Beer Co, Inc (Class A)	19,710
1,219		Cal-Maine Foods, Inc	9,581
324		Coca-Cola Bottling Co Consolidated	16,949
8,800	*	Darling International, Inc	35,112
500	*	Gold Kist, Inc	7,950
813	*	Hansen Natural Corp	48,837
7,978	*	Hercules, Inc	115,601
465		Lancaster Colony Corp	19,786
100		Lance, Inc	1,607
982		MGP Ingredients, Inc	8,190
200	*	National Beverage Corp	1,630
1,600	*	Peets Coffee & Tea, Inc	39,440
811		Sanderson Farms, Inc	35,043
300		Topps Co, Inc	2,763

		TOTAL FOOD AND KINDRED PRODUCTS	362,199

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

FOOD STORES - 0.43%
49		Arden Group, Inc (Class A)	$3,478
3,976	*	Panera Bread Co (Class A)	224,763
1,110	*	Pantry, Inc	34,377
4,049	*	Wild Oats Markets, Inc	43,041

		TOTAL FOOD STORES	305,659

FURNITURE AND FIXTURES - 0.38%
2,007		Ethan Allen Interiors, Inc	64,224
884		Furniture Brands International, Inc	19,280
300		Hooker Furniture Corp	5,667
5,027	*	Select Comfort Corp	102,752
588		Stanley Furniture Co, Inc	27,801
2,508	*	Tempur-Pedic International, Inc	46,799

		TOTAL FURNITURE AND FIXTURES	266,523

FURNITURE AND HOMEFURNISHINGS STORES - 0.64%
3,000	*	Cost Plus, Inc	80,640
400	*	Design Within Reach, Inc	6,294
1,282	*	Electronics Boutique Holdings Corp	55,087
1,000	*	GameStop Corp (Class B)	22,300
3,585	*	Guitar Center, Inc	196,565
1,281	*	Kirkland's, Inc	14,168
1,000		Knoll, Inc	16,680
1,114	*	Linens 'n Things, Inc	27,661
3,560	*	Restoration Hardware, Inc	20,292
2,569	*	The Bombay Co, Inc	13,616

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	453,303

GENERAL BUILDING CONTRACTORS - 0.47%
1,613		Brookfield Homes Corp	68,085
2,048		Levitt Corp (Class A)	52,511
2,650	*	Meritage Homes Corp	156,138
620	*	Palm Harbor Homes, Inc	10,081
100	*	Perini Corp	1,379
568	*	William Lyon Homes, Inc	43,565

		TOTAL GENERAL BUILDING CONTRACTORS	331,759

GENERAL MERCHANDISE STORES - 0.71%
6,776	*	99 Cents Only Stores	89,240
300		Bon-Ton Stores, Inc	5,427
2,815	*	Brookstone, Inc	45,659
3,263		Casey's General Stores, Inc	58,636
800	*	Conn's, Inc	15,040
5,422		Fred's, Inc	93,096
748	*	Gander Mountain Co	9,799
726	*	Retail Ventures, Inc	6,614
3,452	*	Stein Mart, Inc	77,670
3,544	*	Tuesday Morning Corp	102,315

		TOTAL GENERAL MERCHANDISE STORES	503,496

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

HEALTH SERVICES - 3.06%
1,776	*	Amedisys, Inc	$53,724
1,440	*	America Service Group, Inc	31,867
4,000	*	American Healthways, Inc	132,080
4,150	*	Amsurg Corp	104,995
6,924	*	Apria Healthcare Group, Inc	222,261
13,530	*	Beverly Enterprises, Inc	167,501
1,141	*	Bio-Reference Labs, Inc	15,883
900	*	Corvel Corp	19,188
518	*	Cross Country Healthcare, Inc	8,682
900	*	Dynacq Healthcare, Inc	4,455
3,454	*	Enzo Biochem, Inc	49,807
3,100	*	Gentiva Health Services, Inc	50,158
2,054		Hooper Holmes, Inc	7,846
900	b*	Impath, Inc	3,969
2,384	*	LabOne, Inc	82,200
2,139		LCA-Vision, Inc	71,229
5,332	*	LifePoint Hospitals, Inc	233,755
845	*	Magellan Health Services, Inc	28,772
1,634	*	Matria Healthcare, Inc	50,180
767		National Healthcare Corp	26,239
5,185	*	NeighborCare, Inc	151,661
5,050	*	Odyssey HealthCare, Inc	59,388
1,331		Option Care, Inc	27,405
2,921	*	Pediatrix Medical Group, Inc	200,351
500	*	Province Healthcare Co	12,045
1,942	*	Psychiatric Solutions, Inc	89,332
400	*	Radiation Therapy Services, Inc	7,592
500	*	RehabCare Group, Inc	14,355
700	*	Specialty Laboratories, Inc	6,685
600	*	Stereotaxis, Inc	4,650
100	*	Sunrise Senior Living, Inc	4,860
1,173	*	Symbion, Inc	25,067
3,881	*	United Surgical Partners International, Inc	177,633
1,218	*	VistaCare, Inc (Class A)	24,933

		TOTAL HEALTH SERVICES	2,170,748

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.02%
1,174	*	Insituform Technologies, Inc (Class A)	17,035

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	17,035

HOLDING AND OTHER INVESTMENT OFFICES - 2.63%
100	*	4Kids Entertainment, Inc	2,211
400		Aames Investment Corp	3,280
287	*	Alexander's, Inc	69,311
372		Alexandria Real Estate Equities, Inc	23,949
300	American Campus Communities, Inc	6,300
2,112	American Home Mortgage Investment Corp	60,488

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

230	*	Bancorp, Inc	$3,220
200		BioMed Realty Trust, Inc	4,120
192		Capital Southwest Corp	15,187
813		Capitol Bancorp Ltd	24,593
620		Cherokee, Inc	20,758
2,716	*	Circle Group Holdings, Inc	1,956
500		Cohen & Steers, Inc	8,250
1,982		Cousins Properties, Inc	51,274
500		ECC Capital Corp	3,000
200		Education Realty Trust, Inc	3,326
1,400		Equity Lifestyle Properties, Inc	49,350
2,669		Equity One, Inc	54,955
726		Essex Property Trust, Inc	50,167
300		Extra Space Storage, Inc	4,050
2,800	*	First Acceptance Corp	29,680
200		German American Bancorp	3,100
176		Gladstone Capital Corp	3,735
1,904		Glimcher Realty Trust	45,125
100		Global Signal, Inc	2,996
300		GMH Communities Trust	3,513
2,181		Harris & Harris Group, Inc	26,259
300		HomeBanc Corp	2,652
8,856		iShares Russell 2000 Growth Index Fund	554,208
100		Kite Realty Group Trust	1,440
1,600		MortgageIT Holdings, Inc	25,520
5,145		New Century Financial Corp	240,889
438		Novastar Financial, Inc	15,772
1,558		Oriental Financial Group, Inc	36,488
2,300		PrivateBancorp, Inc	72,243
560		Sandy Spring Bancorp, Inc	18,099
500		Saxon Capital, Inc	8,600
600		Spirit Finance Corp	6,516
100		Strategic Hotel Capital, Inc	1,470
1,543		Suffolk Bancorp	50,965
200		Sunstone Hotel Investors, Inc	4,290
1,118		Tanger Factory Outlet Centers, Inc	24,596
3,200		Taubman Centers, Inc	88,768
2,456		Town & Country Trust	64,961
300		U-Store-It Trust	5,220
2,194		Washington Real Estate Investment Trust	63,078
200		Westfield Financial, Inc	5,000

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	1,864,928

HOTELS AND OTHER LODGING PLACES - 0.61%
1,067		Ameristar Casinos, Inc	58,344
663	*	Bluegreen Corp	8,519
6,299		Boyd Gaming Corp	328,493
601	*	Empire Resorts, Inc	4,345
1,300	*	Great Wolf Resorts, Inc	32,435

		TOTAL HOTELS AND OTHER LODGING PLACES	432,136

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.33%
1,000	*	Aaon, Inc	16,460
3,597	*	Actuant Corp	161,577

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

3,670	*	Advanced Digital Information Corp	$30,094
491	*	Astec Industries, Inc	10,827
1,100	*	ASV, Inc	43,609
6,500	*	Asyst Technologies, Inc	31,135
4,016	*	Authentidate Holding Corp	16,024
10,940	*	Axcelis Technologies, Inc	79,862
500	*	Blount International, Inc	8,490
6,200	*	Brooks Automation, Inc	94,116
1,100		Bucyrus International, Inc (Class A)	42,966
11,620	*	Cirrus Logic, Inc	52,522
11,809	*	Cray, Inc	30,113
2,342	*	Cuno, Inc	120,355
5,105	*	Cymer, Inc	136,661
6,048	*	Dot Hill Systems Corp	35,986
5,006	*	Electronics For Imaging, Inc	89,307
2,919	*	Emulex Corp	54,994
3,316		Engineered Support Systems, Inc	177,472
3,727	*	FalconStor Software, Inc	22,250
1,226	*	Flanders Corp	13,829
3,712	*	FSI International, Inc	15,702
8,602	*	Gateway, Inc	34,666
900	*	General Binding Corp	18,900
900	*	Global Power Equipment Group, Inc	8,622
1,515	*	Hydril	88,491
4,660	*	Hypercom Corp	22,042
3,594		IDEX Corp	145,018
2,264	*	Intevac, Inc	21,350
4,553	*	Iomega Corp	19,532
2,176		JLG Industries, Inc	46,893
5,628		Joy Global, Inc	197,318
886	*	Kadant, Inc	16,435
1,575		Kaydon Corp	49,455
477	*	Komag, Inc	10,661
7,000	*	Kulicke & Soffa Industries, Inc	44,030
619		Lennox International, Inc	13,568
4,689		Lincoln Electric Holdings, Inc	141,045
1,500		Lindsay Manufacturing Co	28,620
4,084		Manitowoc Co, Inc	164,953
1,484	*	Maxwell Technologies, Inc	13,608
4,506	*	Micros Systems, Inc	165,415
505		Middleby Corp	24,947
2,996	*	Netgear, Inc	45,210
3,660		Nordson Corp	134,761
1,241	*	Oil States International, Inc	25,503
2,948	*	Omnicell, Inc	21,255
1,500	*	Overland Storage, Inc	22,020
731	*	Paxar Corp	15,600
405	*	Planar Systems, Inc	3,653
3,621	*	Presstek, Inc	27,954
3,361	*	ProQuest Co	121,500
11,200	*	Quantum Corp	32,592
200		Sauer-Danfoss, Inc	4,526
1,500		Schawk, Inc	27,375
10,600	*	Scientific Games Corp (Class A)	242,210
2,201	*	Semitool, Inc	22,450
1,500	*	Simpletech, Inc	5,910
100		Tennant Co	3,869
1,750	*	Terex Corp	75,775

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

2,978		Toro Co	$263,553
1,158	*	Transact Technologies, Inc	11,592
2,482	*	Ultratech, Inc	36,237
537	*	UNOVA, Inc	11,089
3,212	*	Veeco Instruments, Inc	48,341
4,965	*	WJ Communications	11,817
24,952	*	Xybernaut Corp	10,480

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	3,785,192

INSTRUMENTS AND RELATED PRODUCTS - 8.46%
2,365	*	Abaxis, Inc	20,930
2,061	*	Abiomed, Inc	21,805
1,280	*	ADE Corp	28,416
4,943	*	Advanced Medical Optics, Inc	178,986
2,800	*	Advanced Neuromodulation Systems, Inc	75,068
1,090	*	Aksys Ltd	3,455
7,246	*	Align Technology, Inc	45,215
6,984	*	American Medical Systems Holdings, Inc	119,985
948		Analogic Corp	41,001
526	*	Animas Corp	10,631
2,700		Arrow International, Inc	92,745
2,900	*	Arthrocare Corp	82,650
1,700	*	Aspect Medical Systems, Inc	36,703
2,406	*	August Technology Corp	28,198
1,500		BEI Technologies, Inc	35,955
2,815		Biolase Technology, Inc	23,928
840	*	Bio-Rad Laboratories, Inc (Class A)	40,916
2,830	*	Bruker BioSciences Corp	9,962
2,700	*	Candela Corp	24,084
6,200	*	Cardiac Science, Inc	7,130
5,100	*	Cardiodynamics International Corp	14,892
5,700	*	Cepheid, Inc	55,119
1,000	*	Closure Medical Corp	26,700
5,500		Cognex Corp	136,840
1,896	*	Coherent, Inc	64,009
3,595	*	Conceptus, Inc	28,041
12,019	*	Credence Systems Corp	95,070
4,348	*	CTI Molecular Imaging, Inc	88,134
2,553	*	Cyberonics, Inc	112,766
1,002	*	Cyberoptics Corp	12,505
2,802	*	Depomed, Inc	11,040
2,600	*	Dionex Corp	141,700
2,203	*	DJ Orthopedics, Inc	55,185
473	*	DRS Technologies, Inc	20,103
1,640		EDO Corp	49,282
5,139	*	Encore Medical Corp	27,648
978	*	ESCO Technologies, Inc	78,582
900	*	Exactech, Inc	15,273
1,601	*	Excel Technology, Inc	39,353
1,432	*	Faro Technologies, Inc	33,709
2,876	*	FEI Co	66,579
3,797	*	Formfactor, Inc	85,964
511	*	Foxhollow Technologies, Inc	14,410
1,637	*	Haemonetics Corp	69,016

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

500	*	Herley Industries, Inc	$8,555
745	*	Hologic, Inc	23,747
1,500	*	ICU Medical, Inc	53,250
2,556	*	I-Flow Corp	40,462
3,100	*	II-VI, Inc	54,064
3,881	*	Illumina, Inc	31,359
600	*	Immunicon Corp	3,534
8,796	*	Input/Output, Inc	56,734
2,800	*	Integra LifeSciences Holding	98,616
900	*	Intralase Corp	15,066
4,100	*	Intuitive Surgical, Inc	186,427
1,176	*	Ista Pharmaceuticals, Inc	11,619
2,874	*	Itron, Inc	85,185
3,900	*	Ixia	69,381
1,700		Keithley Instruments, Inc	27,421
1,300	*	Kensey Nash Corp	35,204
2,035	*	KVH Industries, Inc	18,539
3,226	*	Kyphon, Inc	81,199
2,500	*	Laserscope	79,350
9,820	*	Lexar Media, Inc	48,904
8,425	*	LTX Corp	37,407
1,447	*	Measurement Specialties, Inc	33,281
1,100	*	Medical Action Industries, Inc	20,790
5,044		Mentor Corp	161,912
3,279	*	Merit Medical Systems, Inc	39,315
2,000	*	Micro Therapeutics, Inc	7,720
3,003		Mine Safety Appliances Co	116,336
3,725	*	MKS Instruments, Inc	59,153
1,586	*	Molecular Devices Corp	30,134
206		MTS Systems Corp	5,980
6,603	*	Nanogen, Inc	22,979
2,882	*	Newport Corp	41,760
997	*	NuVasive, Inc	12,881
2,898		Oakley, Inc	37,152
7,692	*	Orbital Sciences Corp	74,459
5,200	*	Orthologic Corp	26,312
6,543	*	Orthovita, Inc	22,246
1,626	*	Palomar Medical Technologies, Inc	43,853
2,300	*	Photon Dynamics, Inc	43,838
4,923	*	Pinnacle Systems, Inc	27,520
2,202	*	Possis Medical, Inc	18,431
4,675	*	RAE Systems, Inc	14,352
1,700	*	Rudolph Technologies, Inc	25,602
1,336	*	Sirf Technology Holdings, Inc	14,910
2,489	*	Sonic Innovations, Inc	13,889
2,600	*	Sonic Solutions, Inc	39,130
2,000	*	SonoSite, Inc	51,960
3,800	*	Star Scientific, Inc	20,102
8,229	*	Steris Corp	207,782
3,727	*	Sybron Dental Specialties, Inc	133,799
100		Sypris Solutions, Inc	1,072
4,555	*	Techne Corp	183,020
6,229	*	Thermogenesis	31,145
6,200	*	Thoratec Corp	75,764
7,007	*	Trimble Navigation Ltd	236,907
3,800	*	TriPath Imaging, Inc	26,752
1,342		United Industrial Corp	39,750

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

2,004	*	Urologix, Inc	$9,198
4,860	*	Varian, Inc	184,145
3,800	*	Ventana Medical Systems, Inc	142,348
4,197	*	Viisage Technology, Inc	14,144
6,732	*	Visx, Inc	157,798
600	*	Vnus Medical Technologies, Inc	6,948
3,646	*	Wright Medical Group, Inc	87,504
3,000		X-Rite, Inc	45,120
700		Young Innovations, Inc	25,655
793	*	Zoll Medical Corp	17,866
1,082	*	Zygo Corp	14,023

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	6,002,443

INSURANCE AGENTS, BROKERS AND SERVICE - 0.50%
300		Clark, Inc	4,644
3,292		Hilb, Rogal & Hamilton Co	117,854
4,654		National Financial Partners Corp	185,229
4,233	*	USI Holdings Corp	49,865

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	357,592

INSURANCE CARRIERS - 1.52%
100		Affirmative Insurance Holdings, Inc	1,475
654		American Equity Investment Life Holding Co	8,365
5,620	*	AMERIGROUP Corp	205,467
1,633		Bristol West Holdings, Inc	25,311
5,472	*	Centene Corp	164,105
6,403	*	Danielson Holdings Corp	110,452
2,191		Direct General Corp	45,003
2,600	*	HealthExtras, Inc	43,290
100		Independence Holding Co	1,803
224		Infinity Property & Casualty Corp	7,002
1,333	*	Molina Healthcare, Inc	61,438
394	*	Philadelphia Consolidated Holding Corp	30,547
396		RLI Corp	16,414
251		Selective Insurance Group, Inc	11,604
3,163	*	Sierra Health Services, Inc	201,926
873		State Auto Financial Corp	23,239
500		Tower Group, Inc	6,670
3,610	*	Vesta Insurance Group, Inc	12,816
900	*	WellCare Health Plans, Inc	27,414
1,400		Zenith National Insurance Corp	72,604

		TOTAL INSURANCE CARRIERS	1,076,945

LEATHER AND LEATHER PRODUCTS - 0.22%
3,600		K-Swiss, Inc (Class A)	118,908
1,741		Wolverine World Wide, Inc	37,310

		TOTAL LEATHER AND LEATHER PRODUCTS	156,218

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

LEGAL SERVICES - 0.06%
1,352		Pre-Paid Legal Services, Inc	$45,752

		TOTAL LEGAL SERVICES	45,752

LUMBER AND WOOD PRODUCTS - 0.17%
308		American Woodmark Corp	11,174
9,700	*	Champion Enterprises, Inc	91,180
284		Deltic Timber Corp	11,105
200		Universal Forest Products, Inc	7,770

		TOTAL LUMBER AND WOOD PRODUCTS	121,229

METAL MINING - 0.48%
1,700		Cleveland-Cliffs, Inc	123,879
32,722	*	Coeur D'alene Mines Corp	120,089
8,000	*	Hecla Mining Co	43,840
2,300		Royal Gold, Inc	42,159
1,215	*	Stillwater Mining Co	11,968

		TOTAL METAL MINING	341,935

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.83%
948		Blyth, Inc	30,184
2,000	*	Daktronics, Inc	43,300
1,064		Escalade, Inc	14,502
12,197	*	Identix, Inc	61,595
792	*	K2, Inc	10,890
3,590	*	Leapfrog Enterprises, Inc	40,747
1,250	*	RC2 Corp	42,500
4,783	*	Shuffle Master, Inc	138,516
6,432		Yankee Candle Co, Inc	203,894

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	586,128

MISCELLANEOUS RETAIL - 1.45%
3,100	*	1-800-Flowers.com, Inc (Class A)	23,467
1,900	*	AC Moore Arts & Crafts, Inc	50,654
2,849		Big 5 Sporting Goods Corp	70,370
270	*	Blue Nile, Inc	7,466
700	*	Build-A-Bear Workshop, Inc	21,455
2,380		Cash America International, Inc	52,193
4,500	*	Coldwater Creek, Inc	83,160
4,180	*	Dick's Sporting Goods, Inc	153,531
6,300	*	Drugstore.com, Inc	16,254
3,268	*	Hibbett Sporting Goods, Inc	98,171
2,500	*	Jill (J.) Group, Inc	34,400
1,673	*	Overstock.com, Inc	71,922
1,600	*	Party City Corp	23,424
1,155	*	PC Mall, Inc	14,345
2,223	*	Priceline.com, Inc	56,020
1,654	*	Sharper Image Corp	27,473
1,270	*	Sports Authority, Inc	34,925
2,274	*	Stamps.com, Inc	37,748
1,697	*	Valuevision International, Inc (Class A)	20,992

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

3,216		World Fuel Services Corp	$101,304
908	*	Zale Corp	26,986

		TOTAL MISCELLANEOUS RETAIL	1,026,260

MOTION PICTURES - 0.07%
2,397	*	Hollywood Entertainment Corp	31,569
534		Movie Gallery, Inc	15,315

		TOTAL MOTION PICTURES	46,884

NONDEPOSITORY INSTITUTIONS - 0.48%
2,245	*	Accredited Home Lenders Holding Co	81,336
2,300		Advance America Cash Advance Centers, Inc	35,604
700		Ares Capital Corp	11,480
1,017		Asta Funding, Inc	21,530
300	*	Collegiate Funding Services LLC	4,674
300	*	Credit Acceptance Corp	5,934
1,641	*	Encore Capital Group, Inc	23,876
71		Federal Agricultural Mortgage Corp (Class C)	1,242
1,586	*	First Cash Financial Services, Inc	33,576
1,125	*	Nelnet, Inc	35,809
1,050		NGP Capital Resources Co	16,884
654	*	United PanAm Financial Corp	13,335
2,300	*	World Acceptance Corp	58,696

		TOTAL NONDEPOSITORY INSTITUTIONS	343,976

NONMETALLIC MINERALS, EXCEPT FUELS - 0.01%
418		Amcol International Corp	7,842

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	7,842

OIL AND GAS EXTRACTION - 4.82%
277	*	Atlas America, Inc	10,019
1,623	*	Atwood Oceanics, Inc	107,994
651		Berry Petroleum Co (Class A)	33,494
1,000	*	Bill Barrett Corp	28,910
3,307	*	Brigham Exploration Co	30,524
1,750		Cabot Oil & Gas Corp (Class A)	96,512
5,277	*	Cal Dive International, Inc	239,048
953	*	Callon Petroleum Co	14,810
3,755	*	Cheniere Energy, Inc	242,235
600	*	Clayton Williams Energy, Inc	15,540
4,217	*	Comstock Resources, Inc	121,197
2,648	*	Delta Petroleum Corp	38,502
7,601	*	Denbury Resources, Inc	267,783
1,819	*	Edge Petroleum Corp	30,123
301	*	Encore Acquisition Co	12,431
4,322	*	FX Energy, Inc	49,444
25,900	*	Grey Wolf, Inc	170,422
3,863		Helmerich & Payne, Inc	153,322
6,821	b*	KCS Energy, Inc	104,771
7,568	*	Magnum Hunter Resources, Inc	121,920

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

1,300	*	McMoRan Exploration Co	$26,130
5,698	*	Mission Resources Corp	40,342
6,763	*	Newpark Resources, Inc	39,834
2,539		Penn Virginia Corp	116,540
2,229	*	Petroleum Development Corp	84,011
2,100	*	Plains Exploration & Production Co	73,290
4,100	*	Quicksilver Resources, Inc	199,793
5,289		Range Resources Corp	123,551
2,560	*	Remington Oil & Gas Corp	80,691
150		RPC, Inc	2,278
1,150	*	Southwestern Energy Co	65,274
1,520	*	Spinnaker Exploration Co	54,006
678	*	Stone Energy Corp	32,930
4,070	*	Superior Energy Services, Inc	70,004
2,133	*	Syntroleum Corp	26,108
3,100	*	Tetra Technologies, Inc	88,164
5,257	*	Unit Corp	237,459
1,600	*	Veritas DGC, Inc	47,936
900		W&T Offshore, Inc	18,684
960	*	W-H Energy Services, Inc	22,973
2,079	*	Whiting Petroleum Corp	84,782

		TOTAL OIL AND GAS EXTRACTION	3,423,781

PAPER AND ALLIED PRODUCTS - 0.10%
9,234	*	Graphic Packaging Corp	40,722
3,000	*	Playtex Products, Inc	27,000
421		Wausau-Mosinee Paper Corp	5,953

		TOTAL PAPER AND ALLIED PRODUCTS	73,675

PERSONAL SERVICES - 0.20%
3,495	*	Coinstar, Inc	74,094
3,100		Jackson Hewitt Tax Service, Inc	64,852

		TOTAL PERSONAL SERVICES	138,946

PETROLEUM AND COAL PRODUCTS - 0.64%
2,469		ElkCorp	94,958
3,700		Frontier Oil Corp	134,162
5,600	*	Headwaters, Inc	183,792
1,259		WD-40 Co	40,905

		TOTAL PETROLEUM AND COAL PRODUCTS	453,817

PRIMARY METAL INDUSTRIES - 2.02%
8,196	*	AK Steel Holding Corp	90,648
1,743	*	Aleris International, Inc	43,488
13,205		Allegheny Technologies, Inc	318,372
1,404		Belden CDT, Inc	31,183
2,606	*	Century Aluminum Co	78,857
4,617	*	CommScope, Inc	69,070
837		Curtiss-Wright Corp	47,709
2,148	*	Encore Wire Corp	21,910
451	*	General Cable Corp	5,444

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

1,161		Gibraltar Industries, Inc	$25,472
3,182	*	Lone Star Technologies, Inc	125,466
4,500		Matthews International Corp (Class A)	147,420
5,858	*	Maverick Tube Corp	190,444
1,300		Mueller Industries, Inc	36,595
1,700		Ryerson Tull, Inc	21,539
200		Schnitzer Steel Industries, Inc (Class A)	6,746
4,636		Steel Dynamics, Inc	159,710
474	*	Wheeling-Pittsburgh Corp	14,718

		TOTAL PRIMARY METAL INDUSTRIES	1,434,791

PRINTING AND PUBLISHING - 1.23%
2,852		Banta Corp	122,065
2,400		Bowne & Co, Inc	36,096
1,058	*	Consolidated Graphics, Inc	55,651
350		Courier Corp	18,354
3,402		Harland (John H.) Co	116,893
5,368		Hollinger International, Inc	58,511
1,170		Journal Communications, Inc	19,363
3,436	*	Journal Register Co	57,381
700	*	Martha Stewart Living Omnimedia, Inc (Class A)	15,813
2,733	*	Playboy Enterprises, Inc (Class B)	35,256
9,239		Reader's Digest Association, Inc (Class A)	159,927
200		Standard Register Co	2,520
1,357		Thomas Nelson, Inc	32,093
4,137	*	Valassis Communications, Inc	144,630

		TOTAL PRINTING AND PUBLISHING	874,553

RAILROAD TRANSPORTATION - 0.14%
143		Florida East Coast Industries	6,074
259	*	Genesee & Wyoming, Inc (Class A)	6,711
4,353	*	Kansas City Southern Industries, Inc	83,839

		TOTAL RAILROAD TRANSPORTATION	96,624

REAL ESTATE - 0.24%
2,100	*	CB Richard Ellis Group, Inc	73,479
826		Consolidated-Tomoka Land Co	47,272
979	*	Jones Lang LaSalle, Inc	45,670
100		Orleans Homebuilders, Inc	1,839

		TOTAL REAL ESTATE	168,260

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.61%
972	*	Applied Films Corp	22,473
1,313	*	Deckers Outdoor Corp	46,927
3,616	*	Jarden Corp	165,902
1,000		Quixote Corp	21,670
126	*	Skechers U.S.A., Inc (Class A)	1,950
1,453	*	Trex Co, Inc	64,528
5,485		Tupperware Corp	111,674

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	435,124

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

SECURITY AND COMMODITY BROKERS - 0.45%
3,332	*	Affiliated Managers Group, Inc	$206,684
536		BKF Capital Group, Inc	21,445
1,500		Calamos Asset Management, Inc (Class A)	40,380
501		Gabelli Asset Management, Inc (Class A)	22,370
439		Greenhill & Co, Inc	15,716
781	*	Ladenburg Thalmann Financial Services, Inc	531
302	*	Piper Jaffray Cos	11,050

		TOTAL SECURITY AND COMMODITY BROKERS	318,176

SOCIAL SERVICES - 0.18%
3,700	*	Bright Horizons Family Solutions, Inc	124,838

		TOTAL SOCIAL SERVICES	124,838

SPECIAL TRADE CONTRACTORS - 0.25%
5,149	*	Dycom Industries, Inc	118,376
1,853	*	Integrated Electrical Services, Inc	5,114
682	*	Layne Christensen Co	11,778
1,221	*	Matrix Service Co	5,311
4,978	*	Quanta Services, Inc	37,982

		TOTAL SPECIAL TRADE CONTRACTORS	178,561

STONE, CLAY, AND GLASS PRODUCTS - 0.36%
733	*	Anchor Glass Container Corp	1,642
3,400	*	Cabot Microelectronics Corp	106,692
1,804		CARBO Ceramics, Inc	126,551
231		Eagle Materials, Inc	18,697
100		Libbey, Inc	2,100

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	255,682

TOBACCO PRODUCTS - 0.07%
3,257		Vector Group Ltd	50,093

		TOTAL TOBACCO PRODUCTS	50,093

TRANSPORTATION BY AIR - 0.57%
11,700	*	Airtran Holdings, Inc	105,885
621	*	America West Holdings Corp (Class B)	3,372
4,400	*	ExpressJet Holdings, Inc	50,204
2,987		Forward Air Corp	127,187
1,812	*	Frontier Airlines, Inc	18,990
3,900	*	Mesa Air Group, Inc	27,300
2,653	*	Pinnacle Airlines Corp	28,175
200	*	Republic Airways Holdings, Inc	2,500
2,255		Skywest, Inc	41,920

		TOTAL TRANSPORTATION BY AIR	405,533

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

TRANSPORTATION EQUIPMENT - 1.51%
800	*	AAR Corp	$10,880
1,034	*	Aftermarket Technology Corp	17,061
300		Arctic Cat, Inc	8,118
7,710	*	BE Aerospace, Inc	92,520
3,500		Clarcor, Inc	181,860
7,454	*	Fleetwood Enterprises, Inc	64,850
100		Heico Corp	2,010
1,800		Marine Products Corp	30,258
3,611		Monaco Coach Corp	58,318
858		Noble International Ltd	19,442
200	*	Strattec Security Corp	10,716
4,476	*	Teledyne Technologies, Inc	140,099
4,997		Thor Industries, Inc	149,460
2,349		Wabash National Corp	57,315
5,526		Westinghouse Air Brake Technologies Corp	113,228
3,600		Winnebago Industries, Inc	113,760

		TOTAL TRANSPORTATION EQUIPMENT	1,069,895

TRANSPORTATION SERVICES - 0.39%
1,100		Ambassadors Group, Inc	36,762
4,925	*	EGL, Inc	112,290
750	*	HUB Group, Inc	47,002
2,647	*	Pacer International, Inc	63,237
1,119	*	RailAmerica, Inc	13,965

		TOTAL TRANSPORTATION SERVICES	273,256

TRUCKING AND WAREHOUSING - 0.89%
2,107		Arkansas Best Corp	79,603
961	*	Central Freight Lines, Inc	3,421
5,643		Heartland Express, Inc	108,064
7,742	*	Landstar System, Inc	253,551
100	*	Marten Transport Ltd	2,133
2,300	*	Old Dominion Freight Line	71,645
600	*	Quality Distribution, Inc	6,510
1,348	*	SCS Transportation, Inc	25,059
1,353	*	Swift Transportation Co, Inc	29,955
400	*	U.S. Xpress Enterprises, Inc (Class A)	6,540
2,410		Werner Enterprises, Inc	46,826

		TOTAL TRUCKING AND WAREHOUSING	633,307

WATER TRANSPORTATION - 0.14%
1,005	*	Gulfmark Offshore, Inc	26,039
300	*	Hornbeck Offshore Services, Inc	7,518
1,522	*	Kirby Corp	63,970

		TOTAL WATER TRANSPORTATION	97,527

WHOLESALE TRADE-DURABLE GOODS - 2.13%
1,000	*	1-800 Contacts, Inc	20,870
1,940	*	Anixter International, Inc	70,131
1,200	*	Audiovox Corp (Class A)	15,288

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

700	*	Beacon Roofing Supply, Inc	$15,320
2,173	*	BioVeris Corp	11,473
300		Compx International, Inc	5,094
2,219	*	Digi International, Inc	30,445
3,162	*	Global Imaging Systems, Inc	112,125
2,355	*	Imagistics International, Inc	82,260
2,004	*	Insight Enterprises, Inc	35,190
1,064	*	INTAC International	13,406
2,104	*	Keystone Automotive Industries, Inc	48,729
5,089		Knight Transportation, Inc	125,546
1,009	*	LKQ Corp	20,251
1,475	*	Merge Technologies, Inc	25,886
1,336	*	Microtek Medical Holdings, Inc	4,783
3,031	*	Navarre Corp	24,096
2,150		Owens & Minor, Inc	58,373
7,562		Pep Boys-Manny Moe & Jack	132,940
9,347	*	PSS World Medical, Inc	106,275
2,918		Reliance Steel & Aluminum Co	116,749
6,898	*	Safeguard Scientifics, Inc	9,795
1,700	*	Scansource, Inc	88,111
7,348		SCP Pool Corp	234,107
2,628	*	WESCO International, Inc	73,584
3,182	*	Zoran Corp	32,934

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,513,761

WHOLESALE TRADE-NONDURABLE GOODS - 1.66%
5,931		Acuity Brands, Inc	160,137
264	*	Advanced Marketing Services, Inc	1,584
1,477		Airgas, Inc	35,286
2,388	*	Allscripts Healthcare Solutions, Inc	34,148
1,700	*	Central European Distribution Corp	56,593
339		Getty Realty Corp	8,661
1,093		Kenneth Cole Productions, Inc (Class A)	31,850
406	*	Maui Land & Pineapple Co	17,417
300	*	Men's Wearhouse, Inc	12,663
5,689		Nu Skin Enterprises, Inc (Class A)	128,059
1,151	*	Nuco2, Inc	30,271
3,875	*	Performance Food Group Co	107,260
2,478		Perrigo Co	47,454
3,973	*	Priority Healthcare Corp (Class B)	85,936
596	*	Provide Commerce, Inc	17,213
824	*	School Specialty, Inc	32,268
100	*	Smart & Final, Inc	1,216
700		Standard Commercial Corp	13,020
4,300	*	Tractor Supply Co	187,695
5,440	*	United Natural Foods, Inc	155,747
300	*	United Stationers, Inc	13,575

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,178,053

		TOTAL COMMON STOCKS	70,880,114
		(Cost $56,696,574)

		TOTAL PORTFOLIO - 99.87%	70,880,114
		(Cost $56,696,574)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

		OTHER ASSETS AND LIABILITIES, NET - 0.13%	$91,312

		NET ASSETS - 100.00%	$70,971,426

	*	Non-income producing
	b	In bankruptcy
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.75%

AGRICULTURAL PRODUCTION-CROPS - 0.12%
400	*	Alico, Inc	$21,080
1,700		Delta & Pine Land Co	45,900
700	*	John B. Sanfilippo & Son	17,206

		TOTAL AGRICULTURAL PRODUCTION-CROPS	84,186

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.06%
36		Seaboard Corp	38,628

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	38,628

AMUSEMENT AND RECREATION SERVICES - 0.89%
1,435	*	Argosy Gaming Co	65,895
4,054	*	Aztar Corp	115,782
927		Churchill Downs, Inc	36,700
881		Dover Downs Gaming & Entertainment, Inc	10,968
1,900		Dover Motorsport, Inc	9,595
3,682	*	Gaylord Entertainment Co	148,753
800	*	Isle of Capri Casinos, Inc	21,232
1,714	*	Lakes Entertainment, Inc	30,852
800	*	Life Time Fitness, Inc	21,584
4,300	*	Magna Entertainment Corp (Class A)	26,402
575	*	MTR Gaming Group, Inc	7,130
420	*	Nevada Gold & Casinos, Inc	5,376
10,937	*	Six Flags, Inc	45,061
700		Speedway Motorsports, Inc	24,990
2,097	*	Sunterra Corp	31,623

		TOTAL AMUSEMENT AND RECREATION SERVICES	601,943

APPAREL AND ACCESSORY STORES - 1.20%
900		Buckle, Inc	31,419
2,135		Burlington Coat Factory Warehouse Corp	61,275
2,384		Cato Corp (Class A)	76,884
13,536	*	Charming Shoppes, Inc	110,048
593		Deb Shops, Inc	16,734
1,229	*	Dress Barn, Inc	22,392
428		Finish Line, Inc (Class A)	9,908
1,575	*	Genesco, Inc	44,761
1,849		Goody's Family Clothing, Inc	16,696
555	*	Gymboree Corp	6,960
2,215	*	Jo-Ann Stores, Inc	62,219
600	*	New York & Co, Inc	12,042
419		Oshkosh B'gosh, Inc (Class A)	12,780
7,983	*	Payless Shoesource, Inc	126,052

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

500	*	Shoe Carnival, Inc	$8,750
2,325	*	Stage Stores, Inc	89,257
3,990	*	Too, Inc	98,433

		TOTAL APPAREL AND ACCESSORY STORES	806,610

APPAREL AND OTHER TEXTILE PRODUCTS - 0.35%
2,400	*	Collins & Aikman Corp	2,952
2,375	*	Hartmarx Corp	22,658
3,181		Kellwood Co	91,581
2,881		Phillips-Van Heusen Corp	76,750
1,877	*	Warnaco Group, Inc	45,123

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	239,064

AUTO REPAIR, SERVICES AND PARKING - 0.34%
586	*	Amerco, Inc	27,132
2,200		Central Parking Corp	37,796
3,000	*	Dollar Thrifty Automotive Group, Inc	98,340
2,323	*	Exide Technologies	29,966
654	*	Midas, Inc	14,931
79	*	Monro Muffler Brake, Inc	2,039
1,300	*	Wright Express Corp	22,230

		TOTAL AUTO REPAIR, SERVICES AND PARKING	232,434

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.48%
1,500	*	Asbury Automotive Group, Inc	23,100
730	*	CSK Auto Corp	12,885
2,248	*	Group 1 Automotive, Inc	59,122
1,787		Lithia Motors, Inc (Class A)	45,765
1,300	*	MarineMax, Inc	40,534
200	*	Rush Enterprises, Inc	3,372
3,200		Sonic Automotive, Inc	72,672
2,206		United Auto Group, Inc	61,393
186	*	West Marine, Inc	3,954

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	322,797

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.24%
1,600		Building Materials Holding Corp	71,168
2,000	*	Central Garden & Pet Co	87,720

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	158,888

BUSINESS SERVICES - 4.70%
4,420		ABM Industries, Inc	84,997
5,121	*	ActivCard Corp	32,518
642		Advo, Inc	24,043
2,282	*	Agile Software Corp	16,613
424	*	Ansys, Inc	14,505
5,729	*	Ariba, Inc	44,457
5,062	*	Ascential Software Corp	93,799

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

2,454	*	Asiainfo Holdings, Inc	$12,319
553	*	Atari, Inc	1,748
14,418	*	Bisys Group, Inc	226,074
200		Blackbaud, Inc	2,520
5,344	*	Borland Software Corp	43,393
2,074		Brady Corp (Class A)	67,094
5,528	*	Brocade Communications Systems, Inc	32,726
100	*	CallWave, Inc	590
1,234	*	Captaris, Inc	4,998
1,902		Catalina Marketing Corp	49,262
129	*	CCC Information Services Group, Inc	2,948
217		CDI Corp	4,802
2,233	*	Ciber, Inc	16,234
1,935	*	CSG Systems International, Inc	31,521
840	*	Digimarc Corp	5,166
3,300	*	DoubleClick, Inc	25,410
8,406	*	E.piphany, Inc	29,841
1,543	*	Earthlink, Inc	13,887
5,545	*	eFunds Corp	123,765
2,200	*	Electro Rent Corp	29,524
10,750	*	Enterasys Networks, Inc	15,050
1,589	*	EPIQ Systems, Inc	20,625
156	*	Equinix, Inc	6,605
3,350	*	Extreme Networks, Inc	19,732
189		Healthcare Services Group	4,583
13,564	*	Homestore, Inc	30,112
402	*	Hudson Highland Group, Inc	6,870
643	*	iGate Corp	2,398
4,273		Imation Corp	148,487
3,619	*	Interactive Data Corp	75,094
940	*	Intergraph Corp	27,082
500	*	Intermix Media, Inc	3,675
4,436	*	Internet Capital Group, Inc	31,141
3,221	*	Internet Security Systems, Inc	58,944
200		Interpool, Inc	4,420
100	*	Intervideo, Inc	1,100
4,741	*	Interwoven, Inc	36,932
100	*	Jamdat Mobile, Inc	1,724
2,600	*	JDA Software Group, Inc	36,504
100	*	Kanbay International, Inc	2,046
2,400	*	Keane, Inc	31,272
2,040		Kelly Services, Inc (Class A)	58,732
856	*	Keynote Systems, Inc	10,161
1,400	*	KFX ,Inc	18,760
5,500	*	Lawson Software, Inc	32,450
719	*	Mantech International Corp (Class A)	16,587
4,729	*	Manugistics Group, Inc	7,945
1,905	*	Mapinfo Corp	22,936
200	*	Marlin Business Services, Inc	4,076
1,407	*	Medical Staffing Network Holdings, Inc	9,300
521	*	Midway Games, Inc	5,346
300	*	Motive, Inc	3,000
8,762	*	MPS Group, Inc	92,089
1,925	*	MRO Software, Inc	27,008
3,288	*	NCO Group, Inc	64,280
3,002	*	NDCHealth Corp	47,972
855	*	Neoforma, Inc	6,797
400	*	Ness Technologies, Inc	4,792
6,732	*	NETIQ Corp	76,947

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

400	*	Netratings, Inc	$6,100
400	*	Netscout Systems, Inc	1,780
770	*	Network Equipment Technologies, Inc	4,335
14,575	*	Parametric Technology Corp	81,474
500	*	PC-Tel, Inc	3,680
1,181	*	PEC Solutions, Inc	14,857
1,559	*	Pegasus Solutions, Inc	18,427
100	*	Pegasystems, Inc	538
6,535	*	Perot Systems Corp (Class A)	87,830
200	*	PlanetOut, Inc	1,686
964	*	PLATO Learning, Inc	7,519
200	*	PRA International	5,386
300	*	Progress Software Corp	7,866
303	*	Proxymed, Inc	2,633
2,700	*	R.H. Donnelley Corp	156,843
415	*	Radisys Corp	5,876
3,351	*	Redback Networks, Inc	20,039
593	*	Redback Networks, Inc Wts 01/02/11	1,345
1,020	*	Rent-Way, Inc	8,364
300	*	RightNow Technologies, Inc	3,678
1,402	*	SafeNet, Inc	41,093
300	*	Salesforce.com, Inc	4,497
2,054	*	Scansoft, Inc	7,641
6,597	*	Sitel Corp	12,930
2,960	*	SonicWALL, Inc	15,066
7,033	*	Spherion Corp	52,677
700	*	Stellent, Inc	5,887
1,900	*	Sykes Enterprises, Inc	13,053
762	*	SYNNEX Corp	13,274
914	*	Take-Two Interactive Software, Inc	35,737
1,734		Talx Corp	31,489
1,280	*	TeleTech Holdings, Inc	16,538
2,512	*	THQ, Inc	70,688
2,600	*	Tier Technologies, Inc (Class B)	19,162
198	*	Trizetto Group, Inc	1,843
5,023	*	United Rentals, Inc	101,515
2,058	*	Universal Compression Holdings, Inc	77,937
3,030	*	Verity, Inc	28,634
570	*	Vertrue, Inc	20,201
15,656	*	Vignette Corp	20,509
1,000	*	Volt Information Sciences, Inc	24,150
1,500	*	WatchGuard Technologies, Inc	4,845
801	*	webMethods, Inc	4,389
200	*	WebSideStory, Inc	2,450

		TOTAL BUSINESS SERVICES	3,174,789

CHEMICALS AND ALLIED PRODUCTS - 4.73%
5,289	*	Abgenix, Inc	37,023
2,506	*	Albany Molecular Research, Inc	25,762
4,100		Albemarle Corp	149,076
5,000		Alpharma, Inc (Class A)	61,600
2,800		Arch Chemicals, Inc	79,716
2,013	*	Atherogenics, Inc	26,350
200	*	Barrier Therapeutics, Inc	3,098
3,800		Calgon Carbon Corp	32,452

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

3,023		Cambrex Corp	$64,390
5,850	*	Cell Genesys, Inc	26,501
477	*	Chattem, Inc	21,212
13,700		Crompton Corp	200,020
1,039	*	Cubist Pharmaceuticals, Inc	11,034
4,593		Cytec Industries, Inc	249,170
100	*	Cytokinetics, Inc	656
2,028	*	Enzon, Inc	20,665
4,860		Ferro Corp	91,465
245	*	First Horizon Pharmaceutical	4,136
4,254	*	FMC Corp	227,376
1,630		Georgia Gulf Corp	74,947
5,949		Great Lakes Chemical Corp	191,082
1,904	*	Guilford Pharmaceuticals, Inc	4,379
3,411		H.B. Fuller Co	98,919
15,014	*	Human Genome Sciences, Inc	138,429
300	*	Indevus Pharmaceuticals, Inc	834
662	*	Inverness Medical Innovations, Inc	15,557
8		Kronos Worldwide, Inc	340
300	*	MannKind Corp	4,269
6,041	*	Medarex, Inc	43,072
2,469		Minerals Technologies, Inc	162,411
751		Nature's Sunshine Products, Inc	12,895
389	*	Neose Technologies, Inc	1,004
1,608	*	NewMarket Corp	29,909
100	*	NitroMed, Inc	1,731
700	*	NL Industries, Inc	16,170
1,386		Octel Corp	25,683
4,896		Olin Corp	109,181
3,305	*	OM Group, Inc	100,538
2,864	*	Omnova Solutions, Inc	15,380
350	*	Pharmacopeia Drug Discovery, Inc	1,764
10,814	*	PolyOne Corp	96,028
7,587	*	Praecis Pharmaceuticals, Inc	7,966
1,400	*	Prestige Brands Holdings, Inc	24,710
639		Quaker Chemical Corp	13,125
800	*	Quidel Corp	3,128
600	*	Renovis, Inc	4,842
17,006	*	Revlon, Inc (Class A)	48,977
816	*	Serologicals Corp	19,943
700		Stepan Co	16,457
5,694	*	Terra Industries, Inc	44,185
2,200	*	UAP Holding Corp	35,420
9,766		USEC, Inc	158,991
2,380		Valeant Pharmaceuticals International	53,598
4,569	*	Vertex Pharmaceuticals, Inc	42,766
3,213	*	Vicuron Pharmaceuticals, Inc	50,637
3,700		Wellman, Inc	53,502

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

1,850		West Pharmaceutical Services, Inc	$44,215
1,000		Westlake Chemical Corp	32,350
7,521	b*	WR Grace & Co	64,079

		TOTAL CHEMICALS AND ALLIED PRODUCTS	3,195,115

COAL MINING - 0.08%
1,800	*	Alpha Natural Resources, Inc	51,606

		TOTAL COAL MINING	51,606

COMMUNICATIONS - 1.77%
1,974	*	Alamosa Holdings, Inc	23,037
1,695		Alaska Communications Systems Group, Inc	17,035
887	*	Boston Communications Group	6,315
1,378	*	Centennial Communications Corp	14,951
31,379	*	Charter Communications, Inc (Class A)	50,206
28,539	*	Cincinnati Bell, Inc	121,291
1,245	*	Commonwealth Telephone Enterprises, Inc	58,689
832	*	Crown Media Holdings, Inc (Class A)	7,496
2,331		CT Communications, Inc	24,545
2,438	*	Cumulus Media, Inc (Class A)	34,741
1,400		D&E Communications, Inc	12,782
5,653	*	Dobson Communications Corp (Class A)	11,419
3,016	*	Emmis Communications Corp (Class A)	57,968
2,524	*	Entravision Communications Corp (Class A)	22,388
200	*	Fisher Communications, Inc	10,342
5,200	*	General Communication, Inc (Class A)	47,476
660		Golden Telecom, Inc	16,896
5,148		Gray Television, Inc	74,492
100	*	InPhonic, Inc	2,272
2,632	*	Insight Communications Co, Inc	31,189
9,895	*	Internap Network Services Corp	5,838
1,400		Iowa Telecommunications Services, Inc	27,300
1,100	*	ITC Deltacom, Inc	869
1,858		Liberty Corp	75,342
3,156	*	Lin TV Corp (Class A)	53,431
300	*	Lodgenet Entertainment Corp	5,652
2,600	*	Mastec, Inc	21,346
3,824	*	Mediacom Communications Corp	25,009
2,500	*	Paxson Communications Corp	1,725
4,784	*	Price Communications Corp	83,720
9,000	*	Primus Telecommunications Group	14,130
2,600	bv*	RCN Corp	-
2,100	*	Regent Communications, Inc	11,235
711		Shenandoah Telecom Co	22,041
1,906		Sinclair Broadcast Group, Inc (Class A)	15,305
295		SureWest Communications	6,803
3,105	*	Talk America Holdings, Inc	20,027
8,545	*	Terremark Worldwide, Inc	5,554
6,856	*	Time Warner Telecom, Inc (Class A)	27,218
4,444	*	Triton PCS Holdings, Inc (Class A)	9,866
2,049	*	USA Mobility, Inc	66,388
2,900		Valor Communications Group, Inc	41,963
956	*	Young Broadcasting, Inc (Class A)	8,260

		TOTAL COMMUNICATIONS	1,194,552

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

DEPOSITORY INSTITUTIONS - 12.14%
1,402		1st Source Corp	$29,905
1,440		ABC Bancorp	24,322
1,230	*	AmericanWest Bancorp	23,702
2,200		Anchor Bancorp Wisconsin, Inc	61,842
66		Associated Banc-Corp	2,061
706		Atlantic Coast Federal	8,797
421		Bancfirst Corp	29,057
9,069		Bancorpsouth, Inc	187,184
1,000		BancTrust Financial Group, Inc	20,240
8,064		Bank Mutual Corp	95,317
1,600		Bank of Granite Corp	29,584
4,486		BankAtlantic Bancorp, Inc (Class A)	78,056
3,114		BankUnited Financial Corp (Class A)	83,642
1,200		Banner Corp	32,364
500		Berkshire Hills Bancorp, Inc	16,875
2,752		Boston Private Financial Holdings, Inc	65,360
496		Bryn Mawr Bank Corp	10,128
957		Camden National Corp	33,830
900		Capital City Bank Group, Inc	36,459
644		Capital Corp of the West	29,933
1,610		Cathay General Bancorp	50,715
1,375	*	Central Coast Bancorp	23,059
3,196		Central Pacific Financial Corp	107,545
400		Century Bancorp, Inc (Class A)	11,468
3,058		Chemical Financial Corp	99,400
5,375		Chittenden Corp	140,126
5,156		Citizens Banking Corp	151,380
1,000		Citizens First Bancorp, Inc	22,340
900		City Bank	29,106
1,821		City Holding Co	53,783
1,031		Clifton Savings Bancorp, Inc	11,547
520		Columbia Bancorp	16,567
1,693		Columbia Banking System, Inc	40,209
1,644		Commercial Capital Bancorp, Inc	33,455
4,761		Commercial Federal Corp	131,642
3,206		Community Bank System, Inc	73,450
1,428		Community Trust Bancorp, Inc	41,141
1,900		Corus Bankshares, Inc	90,611
988		CVB Financial Corp	17,922
3,570		Dime Community Bancshares	54,264
2,278		Downey Financial Corp	140,165
800	*	EuroBancshares, Inc	13,528
600		Farmers Capital Bank Corp	20,280
1,693		Fidelity Bankshares, Inc	38,905
1,100		Financial Institutions, Inc	21,791
1,282		First Bancorp (North Carolina)	29,024
312		First Bancorp (Puerto Rico)	13,182
861		First Busey Corp (Class A)	16,660
3,414		First Charter Corp	77,122
707		First Citizens Bancshares, Inc (Class A)	103,491
8,120		First Commonwealth Financial Corp	111,244
1,500		First Community Bancorp	66,450
1,112		First Community Bancshares, Inc	31,214
4,000		First Financial Bancorp	73,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

1,515		First Financial Bankshares, Inc	$67,614
1,700		First Financial Corp (Indiana)	50,235
200		First Financial Holdings, Inc	5,556
2,215		First Merchants Corp	57,369
3,154		First Midwest Bancorp, Inc	102,442
900		First Oak Brook Bancshares, Inc	26,361
400		First of Long Island Corp	16,928
2,400		First Republic Bank	77,688
1,656		First State Bancorp	28,111
2,004	*	FirstFed Financial Corp	102,224
752		Flagstar Bancorp, Inc	14,702
1,950		Flushing Financial Corp	35,490
2,714		FNB Corp	51,973
800		FNB Corp (Virginia)	20,624
1,145	*	Franklin Bank Corp	19,751
1,219		Frontier Financial Corp	46,200
1,032		GB&T Bancshares, Inc	22,353
1,308		Glacier Bancorp, Inc	39,894
2,679		Gold Banc Corp, Inc	37,586
600		Great Southern Bancorp, Inc	19,482
5,352		Greater Bay Bancorp	130,642
3,200		Hancock Holding Co	104,000
262		Hanmi Financial Corp	4,336
2,022		Harbor Florida Bancshares, Inc	68,950
1,245		Heartland Financial U.S.A., Inc	24,726
1,265		Horizon Financial Corp	23,757
779		IberiaBank Corp	43,827
824		Independent Bank Corp (Massachusetts)	23,896
1,137		Independent Bank Corp (Michigan)	32,711
1,892		Integra Bank Corp	41,889
1,800		Interchange Financial Services Corp	31,050
75		International Bancshares Corp	2,600
2,100		Irwin Financial Corp	48,342
600	*	Itla Capital Corp	29,976
548		K-Fed Bancorp	6,921
3,458		KNBT Bancorp, Inc	52,907
2,056		Lakeland Bancorp, Inc	32,012
700		Lakeland Financial Corp	26,915
911		Macatawa Bank Corp	30,587
3,290		MAF Bancorp, Inc	136,667
1,216		Main Street Banks, Inc	32,200
1,189		MainSource Financial Group, Inc	26,134
1,350		MB Financial, Inc	51,705
1,683		MBT Financial Corp	31,758
253		Mercantile Bank Corp	10,343
2,700		Mid-State Bancshares	71,820
914		Midwest Banc Holdings, Inc	18,198
100		NASB Financial, Inc	3,960
4,023		National Penn Bancshares, Inc	98,845
700		NBC Capital Corp	16,926
3,900		NBT Bancorp, Inc	87,399
5,948		NetBank, Inc	50,439
2,430		Northwest Bancorp, Inc	52,026
400		Oak Hill Financial, Inc	13,464
1,027		OceanFirst Financial Corp	23,590
8,235		Old National Bancorp	167,171
1,274		Omega Financial Corp	37,946

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

3,166		Pacific Capital Bancorp	$94,283
1,098		Park National Corp	123,525
3,654		Partners Trust Financial Group, Inc	38,732
1,000		Pennfed Financial Services, Inc	14,840
558		Pennrock Financial Services Corp	19,485
1,294		Peoples Bancorp, Inc	34,809
1,200		Peoples Holding Co	37,320
1,762		PFF Bancorp, Inc	48,631
500		Placer Sierra Bancshares	11,485
1,284		Provident Bancorp, Inc	15,716
3,899		Provident Bankshares Corp	128,511
534		Provident Financial Holdings	15,881
8,248		Provident Financial Services, Inc	141,041
487	*	QC Holdings, Inc	7,320
1,102		Republic Bancorp, Inc (Class A) (Kentucky)	24,481
8,363		Republic Bancorp, Inc (Michigan)	113,235
2,100	*	Riggs National Corp	40,089
595		Royal Bancshares of Pennsylvania (Class A)	13,513
2,745		S & T Bancorp, Inc	97,173
426		S.Y. Bancorp, Inc	9,372
660		Santander Bancorp	17,378
1,050		SCBT Financial Corp	31,532
680		Seacoast Banking Corp of Florida	13,382
503		Security Bank Corp	20,719
616	*	Signature Bank	16,330
672	*	Silicon Valley Bancshares	29,608
1,700		Simmons First National Corp (Class A)	42,194
1,362		Southern Community Financial Corp	12,803
1,273		Southside Bancshares, Inc	26,529
598		Southwest Bancorp of Texas, Inc	10,973
1,200		Southwest Bancorp, Inc	22,140
743		State Bancorp, Inc	19,326
745		State Financial Services Corp (Class A)	27,528
930		Sterling Bancorp	22,571
5,084		Sterling Bancshares, Inc	72,193
1,821		Sterling Financial Corp (Pennsylvania)	47,382
2,742	*	Sterling Financial Corp (Spokane)	97,889
1,145	*	Sun Bancorp, Inc (New Jersey)	26,203
400		Taylor Capital Group, Inc	13,060
506	*	Texas Capital Bancshares, Inc	10,626
2,341		Texas Regional Bancshares, Inc (Class A)	70,488
2,122		TierOne Corp	49,867
1,100		Trico Bancshares	23,045
5,591		Trustmark Corp	162,139
1,284		U.S.B. Holding Co, Inc	28,492
1,793		UMB Financial Corp	102,058
5,256		Umpqua Holdings Corp	122,728
1,000		Union Bankshares Corp	32,020
4,385		United Bankshares, Inc	145,319
1,061		United Community Banks, Inc	25,178
3,120		United Community Financial Corp	34,601
2,566		Unizan Financial Corp	66,716
802		Virginia Financial Group, Inc	26,382
1,455		Washington Trust Bancorp, Inc	39,983
2,123		Wesbanco, Inc	58,404
1,751		West Coast Bancorp	41,674
1,512		Westamerica Bancorp	78,276

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

559	*	Western Sierra Bancorp	$19,079
686		WSFS Financial Corp	36,056
1,000		Yardville National Bancorp	32,620

		TOTAL DEPOSITORY INSTITUTIONS	8,192,595

EATING AND DRINKING PLACES - 1.37%
4,135		Bob Evans Farms, Inc	96,966
378	*	California Pizza Kitchen, Inc	8,860
4,967		CBRL Group, Inc	205,137
1,200	*	Dave & Buster's, Inc	22,440
1,200		Domino's Pizza, Inc	22,428
2,328		IHOP Corp	110,999
4,289	*	Jack In The Box, Inc	159,122
2,213		Landry's Restaurants, Inc	64,000
1,800		Lone Star Steakhouse & Saloon, Inc	52,029
2,337	*	O'Charley's, Inc	50,806
687	*	Papa John's International, Inc	23,853
4,929	*	Ryan's Restaurant Group, Inc	71,618
600	*	Texas Roadhouse, Inc (Class A)	16,848
400	*	The Steak N Shake Co	7,740
900		Triarc Cos (Class A)	12,780

		TOTAL EATING AND DRINKING PLACES	925,626

EDUCATIONAL SERVICES - 0.01%
700	*	Princeton Review, Inc	3,857

		TOTAL EDUCATIONAL SERVICES	3,857

ELECTRIC, GAS, AND SANITARY SERVICES - 6.75%
1,934		American States Water Co	48,930
27,800	*	Aquila, Inc	106,474
9,048		Atmos Energy Corp	244,296
5,640		Avista Corp	98,700
3,845		Black Hills Corp	127,154
2,100		California Water Service Group	70,077
52,506	*	Calpine Corp	147,017
1,500		Cascade Natural Gas Corp	29,940
1,400		Central Vermont Public Service Corp	31,472
1,900		CH Energy Group, Inc	86,830
5,600		Cleco Corp	119,280
23,070	*	CMS Energy Corp	300,833
1,026		Connecticut Water Service, Inc	25,588
8,213		Duquesne Light Holdings, Inc	147,177
5,595	*	El Paso Electric Co	106,305
2,975		Empire District Electric Co	69,199
4,307		Energen Corp	286,846
800		EnergySouth, Inc	22,908
4,973		Idacorp, Inc	141,084
2,400		Laclede Group, Inc	70,080
2,198		MGE Energy, Inc	72,864
1,124		Middlesex Water Co	20,401
3,327		New Jersey Resources Corp	144,824
5,243		Nicor, Inc	194,463
3,167		Northwest Natural Gas Co	114,550

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

700		Ormat Technologies, Inc	$10,962
3,442		Otter Tail Corp	86,188
4,458		Peoples Energy Corp	186,879
8,699		Piedmont Natural Gas Co, Inc	200,425
7,074		PNM Resources, Inc	188,734
922		Resource America, Inc (Class A)	32,312
13,657	*	Sierra Pacific Resources	146,813
800		SJW Corp	28,104
1,700		South Jersey Industries, Inc	95,880
10,085	*	Southern Union Co	253,234
4,100		Southwest Gas Corp	99,056
2,100		Southwest Water Co	21,903
1,500		UIL Holdings Corp	75,975
4,100		Unisource Energy Corp	126,977
5,725		WGL Holdings, Inc	177,246

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,557,980

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.51%
406	*	Actel Corp	6,244
500	*	Aeroflex, Inc	4,665
2,529	*	Alliance Semiconductor Corp	6,297
917	*	Anaren Microwave, Inc	11,123
2,500	*	Applica, Inc	12,650
2,195	*	Arris Group, Inc	15,167
1,790	*	Artesyn Technologies, Inc	15,591
2,386	*	Benchmark Electronics, Inc	75,946
312	*	Bookham, Inc	995
250	*	Brillian Corp	443
6,232	*	Broadwing Corp	25,800
2,947		C&D Technologies, Inc	29,617
2,500	*	Capstone Turbine Corp	3,875
630	*	Catapult Communications Corp	13,451
2,540	*	C-COR, Inc	15,443
907	*	Ceradyne, Inc	20,290
4,316	*	Checkpoint Systems, Inc	72,854
300	*	Color Kinetics, Inc	3,024
427	*	Comtech Telecommunications	22,247
2,600		CTS Corp	33,800
1,781		Cubic Corp	33,732
1,542	*	DDi Corp	4,318
808	*	Dupont Photomasks, Inc	21,549
21,744	*	Eagle Broadband, Inc	7,393
2,900	*	Electro Scientific Industries, Inc	56,231
340	*	EMS Technologies, Inc	4,624
1,000	*	EnerSys	13,100
563	*	Entegris, Inc	5,568
513	*	ESS Technology, Inc	2,704
3,228	*	Exar Corp	43,255
2,319	*	Finisar Corp	2,899
1,810	*	Genesis Microchip, Inc	26,155
1,445	*	Genlyte Group, Inc	130,007
9,320	*	GrafTech International Ltd	53,031
3,103	*	Hutchinson Technology, Inc	107,922
2,424	*	Integrated Device Technology, Inc	29,161
3,450	*	Integrated Silicon Solution, Inc	23,115
300	*	IXYS Corp	3,432

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

10,172	*	Kemet Corp	$78,833
6,985	*	Lattice Semiconductor Corp	37,509
100	*	Leadis Technology, Inc	598
300	*	Littelfuse, Inc	8,595
2,250		LSI Industries, Inc	25,268
3,558	*	Magnetek, Inc	18,964
13,780	*	McData Corp (Class A)	51,951
1,139	*	Merix Corp	12,768
4,200		Methode Electronics, Inc	50,862
392	*	Microtune, Inc	1,690
300	*	Monolithic System Technology, Inc	1,755
3,062	*	Moog, Inc (Class A)	138,402
11,515	*	MRV Communications, Inc	37,193
100	*	Multi-Fineline Electronix, Inc	1,765
600		National Presto Industries, Inc	24,180
1,200	*	ON Semiconductor Corp	4,740
5,500	*	Oplink Communications, Inc	8,635
800	*	Optical Communication Products, Inc	1,392
604	*	OSI Systems, Inc	10,576
2,100		Park Electrochemical Corp	42,546
1,067	*	Pericom Semiconductor Corp	9,144
2,553	*	Photronics, Inc	46,209
2,849	*	Plexus Corp	32,792
300	*	Portalplayer, Inc	6,849
900	*	Powell Industries, Inc	16,668
3,791	*	Power-One, Inc	18,424
6,567	*	Powerwave Technologies, Inc	50,829
258	*	Rayovac Corp	10,733
20	b*	Read-Rite Corp	-
2,576		Regal-Beloit Corp	74,163
2,800	*	Remec, Inc	14,784
949	*	SBS Technologies, Inc	10,581
1,932	*	Skyworks Solutions, Inc	12,268
2,000		Smith (A.O.) Corp	57,740
1,099	*	Standard Microsystems Corp	19,079
1,756	*	Stoneridge, Inc	21,441
17	*	Supertex, Inc	311
20,334	*	Sycamore Networks, Inc	72,389
878	*	Symmetricom, Inc	9,737
4,055		Technitrol, Inc	60,501
6,889	*	Thomas & Betts Corp	222,515
6,897	*	Triquint Semiconductor, Inc	23,312
4,500		Turnstone Systems, Inc	64
400	*	Ulticom, Inc	4,452
4,335	*	Valence Technology, Inc	13,308
200	*	Volterra Semiconductor Corp	2,700
511	*	Wilson Greatbatch Technologies, Inc	9,321
1,274		Woodhead Industries, Inc	17,326
5,924	*	Zhone Technologies, Inc	15,106

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,368,686

ENGINEERING AND MANAGEMENT SERVICES - 1.37%
3,100	*	Accelrys, Inc	18,383
8,495	*	Applera Corp (Celera Genomics Group)	87,074
7,987	*	Century Business Services, Inc	32,747
1,700	*	Cornell Cos, Inc	21,420

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

2,016	*	Corrections Corp of America	$77,818
2,100	*	CuraGen Corp	8,736
658	*	Exponent, Inc	15,720
100	*	Forrester Research, Inc	1,408
4,188	*	FTI Consulting, Inc	86,440
300	*	Greenfield Online, Inc	5,895
300	*	Huron Consulting Group, Inc	6,213
4,165	*	Incyte Corp	28,447
630	*	Infrasource Services, Inc	7,560
400		Landauer, Inc	19,016
2,165		MAXIMUS, Inc	72,506
2,700	*	Maxygen, Inc	23,166
7,072	*	Oscient Pharmaceuticals Corp	16,548
900	*	Parexel International Corp	21,150
4,600	*	PRG-Schultz International, Inc	23,046
1,908	*	Seattle Genetics, Inc	9,807
2,000	*	Sourcecorp	40,280
1,125	*	Tetra Tech, Inc	14,198
300	*	Transkaryotic Therapies, Inc	7,490
400	*	TRC Cos, Inc	5,880
3,618	*	URS Corp	104,017
2,958	*	Washington Group International, Inc	133,080
1,231		Watson Wyatt & Co Holdings	33,483

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	921,528

FABRICATED METAL PRODUCTS - 1.47%
1,700		CIRCOR International, Inc	41,905
6,918		Commercial Metals Co	234,451
700	*	Commercial Vehicle Group, Inc	14,000
8,805	*	Crown Holdings, Inc	137,006
2,688	*	Griffon Corp	57,550
202		Gulf Island Fabrication, Inc	4,739
7,989	*	Jacuzzi Brands, Inc	77,973
745	*	Mobile Mini, Inc	30,105
892	*	NCI Building Systems, Inc	34,431
7,300	*	Shaw Group, Inc	159,140
584		Silgan Holdings, Inc	37,948
160		Sturm Ruger & Co, Inc	1,109
7,500	b*	Tower Automotive, Inc	1,350
1,800		Valmont Industries, Inc	40,176
1,331	*	Water Pik Technologies, Inc	26,221
2,908		Watts Water Technologies, Inc (Class A)	94,830

		TOTAL FABRICATED METAL PRODUCTS	992,934

FISHING, HUNTING, AND TRAPPING - 0.01%
900	*	Omega Protein Corp	6,138

		TOTAL FISHING, HUNTING, AND TRAPPING	6,138

FOOD AND KINDRED PRODUCTS - 1.63%
1,869		American Italian Pasta Co (Class A)	51,211
300	*	Boston Beer Co, Inc (Class A)	6,570

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

734		Cal-Maine Foods, Inc	$5,769
224		Coca-Cola Bottling Co Consolidated	11,718
8,584		Corn Products International, Inc	223,098
777		Farmer Brothers Co	18,609
4,200		Flowers Foods, Inc	118,482
1,100	*	Gold Kist, Inc	17,490
5,984	*	Hercules, Inc	86,708
596		J & J Snack Foods Corp	27,911
2,920		Lancaster Colony Corp	124,246
2,896		Lance, Inc	46,539
1,400	*	M&F Worldwide Corp	18,676
300		MGP Ingredients, Inc	2,502
300	*	National Beverage Corp	2,445
3,355		Ralcorp Holdings, Inc	158,859
530		Sanderson Farms, Inc	22,901
5,390		Sensient Technologies Corp	116,209
4,107		Topps Co, Inc	37,825

		TOTAL FOOD AND KINDRED PRODUCTS	1,097,768

FOOD STORES - 0.33%
70		Arden Group, Inc (Class A)	4,968
1,913	*	Great Atlantic & Pacific Tea Co, Inc	28,504
1,200		Ingles Markets, Inc (Class A)	15,984
406	*	Pantry, Inc	12,574
3,600	*	Pathmark Stores, Inc	22,716
3,893		Ruddick Corp	90,123
1,326		Weis Markets, Inc	48,890

		TOTAL FOOD STORES	223,759

FURNITURE AND FIXTURES - 0.55%
1,100		Bassett Furniture Industries, Inc	21,670
2,087		Ethan Allen Interiors, Inc	66,784
4,976		Furniture Brands International, Inc	108,526
518		Hooker Furniture Corp	9,785
5,100	*	Interface, Inc (Class A)	34,782
2,500		Kimball International, Inc (Class B)	36,250
6,391		La-Z-Boy, Inc	89,027
145		Stanley Furniture Co, Inc	6,856

		TOTAL FURNITURE AND FIXTURES	373,680

FURNITURE AND HOMEFURNISHINGS STORES - 0.44%
300	*	Design Within Reach, Inc	4,720
283	*	Electronics Boutique Holdings Corp	12,160
3,600	*	GameStop Corp (Class B)	80,280
2,500		Haverty Furniture Cos, Inc	38,125
181	*	Kirkland's, Inc	2,002
4,372	*	Linens 'n Things, Inc	108,557
1,929	*	The Bombay Co, Inc	10,224
2,564	*	Trans World Entertainment Corp	37,768

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	293,836

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

GENERAL BUILDING CONTRACTORS - 0.96%
4,827		Beazer Homes U.S.A., Inc	$240,674
526		Brookfield Homes Corp	22,202
500	*	Dominion Homes, Inc	8,465
1,459		M/I Homes, Inc	71,389
304	*	Meritage Homes Corp	17,912
600	*	Palm Harbor Homes, Inc	9,756
683	*	Perini Corp	9,419
908		Technical Olympic U.S.A., Inc	27,422
2,900		Walter Industries, Inc	123,395
3,918	*	WCI Communities, Inc	117,853

		TOTAL GENERAL BUILDING CONTRACTORS	648,487

GENERAL MERCHANDISE STORES - 0.23%
252		Bon-Ton Stores, Inc	4,559
3,137		Casey's General Stores, Inc	56,372
200	*	Conn's, Inc	3,760
818	*	Retail Ventures, Inc	7,452
3,600	*	ShopKo Stores, Inc	79,992

		TOTAL GENERAL MERCHANDISE STORES	152,135

HEALTH SERVICES - 1.09%
1,500	*	Beverly Enterprises, Inc	18,570
2,222	*	Cross Country Healthcare, Inc	37,241
2,281	*	Genesis HealthCare Corp	97,832
400	*	Gentiva Health Services, Inc	6,472
4,927		Hooper Holmes, Inc	18,821
400	b*	Impath, Inc	1,764
3,100	*	Kindred Healthcare, Inc	108,810
2,434	*	Magellan Health Services, Inc	82,878
471	*	Matria Healthcare, Inc	14,464
667	*	Medcath Corp	19,543
200		National Healthcare Corp	6,842
5,064	*	OCA, Inc	21,522
400		Option Care, Inc	8,236
200	*	Pediatrix Medical Group, Inc	13,718
5,400	*	Province Healthcare Co	130,086
600	*	Radiation Therapy Services, Inc	11,388
1,600	*	RehabCare Group, Inc	45,936
300	*	Specialty Laboratories, Inc	2,865
1,829	*	Sunrise Senior Living, Inc	88,890

		TOTAL HEALTH SERVICES	735,878

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.20%
3,949		Granite Construction, Inc	103,740
2,171	*	Insituform Technologies, Inc (Class A)	31,501

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	135,241

HOLDING AND OTHER INVESTMENT OFFICES - 13.82%
1,500	*	4Kids Entertainment, Inc	33,165

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

4,000		Aames Investment Corp	$32,800
3,026		Acadia Realty Trust	48,658
3,193		Affordable Residential Communities	40,391
1,517		Alabama National Bancorp	93,887
2,047		Alexandria Real Estate Equities, Inc	131,786
3,036		Amcore Financial, Inc	85,767
1,400		American Campus Communities, Inc	29,400
13,062		American Financial Realty Trust	191,097
2,296		American Home Mortgage Investment Corp	65,757
3,000		AMLI Residential Properties Trust	82,170
6,215		Anthracite Capital, Inc	69,235
5,581		Anworth Mortgage Asset Corp	53,299
7,198		Apollo Investment Corp	120,782
757		Arbor Realty Trust, Inc	18,736
3,116		Ashford Hospitality Trust, Inc	31,783
601	*	Bancorp, Inc	8,414
1,600		Bedford Property Investors	34,928
2,200		Bimini Mortgage Management, Inc (Class A)	30,470
3,500		BioMed Realty Trust, Inc	72,100
5,699		Brandywine Realty Trust	161,852
6,988		Brookline Bancorp, Inc	104,121
4,456		Capital Automotive REIT	147,583
2,635		Capital Lease Funding, Inc	29,117
106		Capital Southwest Corp	8,385
1,433		Capital Trust, Inc	47,547
500		Capitol Bancorp Ltd	15,125
2,582		Capstead Mortgage Corp	22,076
6,367		CarrAmerica Realty Corp	200,879
1,915		Cedar Shopping Centers, Inc	27,270
177		Cherokee, Inc	5,926
500		Cohen & Steers, Inc	8,250
2,200		Colonial Properties Trust	84,502
6,321		Commercial Net Lease Realty, Inc	116,622
1,179		Community Banks, Inc	29,463
6,027		Cornerstone Realty Income Trust, Inc	59,788
4,431		Corporate Office Properties Trust	117,333
1,300		Correctional Properties Trust	32,825
2,704		Cousins Properties, Inc	69,952
3,700		CRT Properties, Inc	80,586
2,200		Digital Realty Trust, Inc	31,614
2,500		Eastgroup Properties, Inc	94,250
6,300		ECC Capital Corp	37,800
2,100		Education Realty Trust, Inc	34,923
423	*	Enstar Group, Inc	25,380
3,052		Entertainment Properties Trust	126,444
6,113		Equity Inns, Inc	67,426
1,000		Equity Lifestyle Properties, Inc	35,250
1,562		Equity One, Inc	32,162
2,135		Essex Property Trust, Inc	147,528
2,300		Extra Space Storage, Inc	31,050
5,746	*	FelCor Lodging Trust, Inc	71,423
1,407		First Indiana Corp	34,049
4,907		First Industrial Realty Trust, Inc	185,632
13,834		First Niagara Financial Group, Inc	182,747
1,600		First Place Financial Corp	29,280
3,531		Gables Residential Trust	117,582
748		German American Bancorp	11,594
1,180		Gladstone Capital Corp	25,040

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

3,811		Glenborough Realty Trust, Inc	$72,866
2,509		Glimcher Realty Trust	59,463
1,100		Global Signal, Inc	32,956
3,300		GMH Communities Trust	38,643
2,248		Government Properties Trust, Inc	22,390
1,100		Gramercy Capital Corp	21,450
5,506		Healthcare Realty Trust, Inc	200,639
3,199		Heritage Property Investment Trust	94,946
3,832		Highland Hospitality Corp	39,661
6,301		Highwoods Properties, Inc	168,993
3,923		Home Properties, Inc	152,212
4,600		HomeBanc Corp	40,664
8,831		IMPAC Mortgage Holdings, Inc	169,379
4,400		Innkeepers U.S.A. Trust	56,804
5,199		Investors Real Estate Trust	48,507
726		iShares Russell 2000 Value Index Fund	133,766
3,300		Kilroy Realty Corp	135,003
1,900		Kite Realty Group Trust	27,360
2,900		Kramont Realty Trust	67,860
22,400	*	La Quinta Corp	190,400
3,300		LaSalle Hotel Properties	95,865
5,700		Lexington Corporate Properties Trust	125,058
1,800		LTC Properties, Inc	31,230
4,619		Luminent Mortgage Capital, Inc	50,717
4,050		Maguire Properties, Inc	96,714
10,400	*	Meristar Hospitality Corp	72,800
9,640		MFA Mortgage Investments, Inc	73,360
2,116		Mid-America Apartment Communities, Inc	77,234
2,000		Mission West Properties, Inc	21,200
500		MortgageIT Holdings, Inc	7,975
2,604		National Health Investors, Inc	67,652
7,699		Nationwide Health Properties, Inc	155,597
922		New Century Financial Corp	43,168
4,287		Newcastle Investment Corp	126,895
2,868		Novastar Financial, Inc	103,277
6,011		Omega Healthcare Investors, Inc	66,001
845		Oriental Financial Group, Inc	19,790
833		Origen Financial, Inc	5,756
1,600		Parkway Properties, Inc	74,720
3,734		Pennsylvania Real Estate Investment Trust	150,555
4,680		Post Properties, Inc	145,267
5,234		Prentiss Properties Trust	178,793
2,009		Prosperity Bancshares, Inc	53,218
1,900		PS Business Parks, Inc	76,570
2,900		RAIT Investment Trust	77,778
1,700		Ramco-Gershenson Properties	46,155
9,442		Realty Income Corp	216,033
2,032		Redwood Trust, Inc	103,998
1,293		Sandy Spring Bancorp, Inc	41,790
1,322		Saul Centers, Inc	42,304
5,500		Saxon Capital, Inc	94,600
6,400		Senior Housing Properties Trust	106,752
1,804		Sovran Self Storage, Inc	71,493
7,500		Spirit Finance Corp	81,450
2,300		Strategic Hotel Capital, Inc	33,810
1,825		Sun Communities, Inc	65,335
2,500		Sunstone Hotel Investors, Inc	53,625
5,471		Susquehanna Bancshares, Inc	133,383
2,062		Tanger Factory Outlet Centers, Inc	45,364

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

1,315	*	Tarragon Realty Investors, Inc	$26,550
3,105		Taubman Centers, Inc	86,133
1,047		Tompkins Trustco, Inc	44,550
2,600		Trustreet Properties, Inc	40,014
1,400		Universal Health Realty Income Trust	39,550
2,500		Urstadt Biddle Properties, Inc (Class A)	38,125
2,900		U-Store-It Trust	50,460
2,982		Washington Real Estate Investment Trust	85,732
419		Westfield Financial, Inc	10,475
2,800		Winston Hotels, Inc	32,760

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	9,326,594

HOTELS AND OTHER LODGING PLACES - 0.38%
430		Ameristar Casinos, Inc	23,512
1,261	*	Bluegreen Corp	16,204
446	*	Empire Resorts, Inc	3,225
1,300	*	Great Wolf Resorts, Inc	32,435
2,200		Marcus Corp	45,100
4,700	*	Pinnacle Entertainment, Inc	78,490
2,200	*	Vail Resorts, Inc	55,550

		TOTAL HOTELS AND OTHER LODGING PLACES	254,516

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.15%
200	*	Aaon, Inc	3,292
12,650	*	Adaptec, Inc	60,593
4,352	*	Advanced Digital Information Corp	35,686
3,100		Albany International Corp (Class A)	95,728
1,187	*	Astec Industries, Inc	26,173
2,258	*	Axcelis Technologies, Inc	16,483
1,906		Black Box Corp	71,303
400	*	Blount International, Inc	6,792
400		Bucyrus International, Inc (Class A)	15,624
1,200		Cascade Corp	42,000
700	*	Dril-Quip, Inc	21,518
2,109	*	Electronics For Imaging, Inc	37,625
7,215	*	Emulex Corp	135,931
2,415	*	EnPro Industries, Inc	66,413
2,914	*	Esterline Technologies Corp	100,679
600	*	Flanders Corp	6,768
6,298	*	Flowserve Corp	162,929
900	*	FSI International, Inc	3,807
2,361	*	Gardner Denver, Inc	93,283
18,713	*	Gateway, Inc	75,413
3,500	*	Global Power Equipment Group, Inc	33,530
1,000		Gorman-Rupp Co	21,460
589	*	Hydril	34,403
2,900	*	Hypercom Corp	13,717
2,850		IDEX Corp	114,998
4,600	*	InFocus Corp	26,404
2,244	*	Iomega Corp	9,627
3,491		JLG Industries, Inc	75,231
4,425		Joy Global, Inc	155,141
926	*	Kadant, Inc	17,177

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

1,986		Kaydon Corp	$62,360
4,300		Kennametal, Inc	204,207
3,050	*	Komag, Inc	68,168
4,710		Lennox International, Inc	103,243
200		Lindsay Manufacturing Co	3,816
800		Lufkin Industries, Inc	38,632
4,550	*	Milacron, Inc	13,877
2,700		Modine Manufacturing Co	79,191
600		Nacco Industries, Inc (Class A)	61,164
2,584	*	Oil States International, Inc	53,101
400	*	Overland Storage, Inc	5,872
4,863	*	PalmOne, Inc	123,423
3,414	*	Paxar Corp	72,855
1,354	*	Planar Systems, Inc	12,213
12,100	*	Quantum Corp	35,211
1,400		Robbins & Myers, Inc	30,814
1,006		Sauer-Danfoss, Inc	22,766
33,600	*	Silicon Graphics, Inc	39,984
1,120	*	Simpletech, Inc	4,413
1,500		Standex International Corp	40,950
3,300		Stewart & Stevenson Services, Inc	75,537
1,920		Tecumseh Products Co (Class A)	76,051
818		Tennant Co	31,648
4,245	*	Terex Corp	183,809
1,637		Thomas Industries, Inc	64,891
355	*	Ultratech, Inc	5,183
5,134	*	UNOVA, Inc	106,017
400	*	Veeco Instruments, Inc	6,020
1,128		Woodward Governor Co	80,878
4,900		York International Corp	191,982

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	3,478,004

INSTRUMENTS AND RELATED PRODUCTS - 1.99%
567		Analogic Corp	24,523
200	*	Animas Corp	4,042
1,312	*	Bio-Rad Laboratories, Inc (Class A)	63,908
2,116	*	Cardiac Science, Inc	2,433
1,890	*	Coherent, Inc	63,806
2,500		Cohu, Inc	39,875
3,476	*	Conmed Corp	104,697
600	*	Credence Systems Corp	4,746
1,450		Datascope Corp	44,341
2,399	*	DRS Technologies, Inc	101,957
533		EDO Corp	16,017
700	*	ESCO Technologies, Inc	56,245
769		E-Z-Em-Inc	9,166
351	*	FEI Co	8,126
200	*	Foxhollow Technologies, Inc	5,640
923	*	Haemonetics Corp	38,914
2,700	*	Hanger Orthopedic Group, Inc	16,065
950	*	Herley Industries, Inc	16,255
1,730	*	Hologic, Inc	55,144
325	*	Immunicon Corp	1,914
222	*	Intralase Corp	3,716
429	*	Intuitive Surgical, Inc	19,507
2,988		Invacare Corp	133,354
891	*	LeCroy Corp	15,263

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

515		Mentor Corp	$16,531
600	*	MKS Instruments, Inc	9,528
656	*	Molecular Devices Corp	12,464
1,700		Movado Group, Inc	31,450
2,109		MTS Systems Corp	61,224
2,544	*	Newport Corp	36,863
3,783	*	Pinnacle Systems, Inc	21,147
1,800	*	Rofin-Sinar Technologies, Inc	57,852
200	*	Rudolph Technologies, Inc	3,012
100	*	Sirf Technology Holdings, Inc	1,116
1,132	*	Steris Corp	28,583
1,375	*	Sybron Dental Specialties, Inc	49,363
700		Sypris Solutions, Inc	7,504
968	*	Techne Corp	38,894
96		Tektronix, Inc	2,355
3,634	*	Viasys Healthcare, Inc	69,337
600		Vital Signs, Inc	23,934
385	*	Zoll Medical Corp	8,674
1,189	*	Zygo Corp	15,409

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,344,894

INSURANCE AGENTS, BROKERS AND SERVICE - 0.11%
1,700		Clark, Inc	26,316
1,400		Crawford & Co (Class B)	10,010
848		Hilb, Rogal & Hamilton Co	30,358
208	*	United America Indemnity Ltd (Class A)	3,919
435	*	USI Holdings Corp	5,124

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	75,727

INSURANCE CARRIERS - 4.12%
2,480		21st Century Insurance Group	34,596
1,000		Affirmative Insurance Holdings, Inc	14,750
4,000		Alfa Corp	57,800
2,193		American Equity Investment Life Holding Co	28,048
1,000	*	American Physicians Capital, Inc	34,270
1,062	*	AMERIGROUP Corp	38,827
4,680		AmerUs Group Co	221,130
2,725	*	Argonaut Group, Inc	57,824
1,000		Baldwin & Lyons, Inc (Class B)	25,940
331		Bristol West Holdings, Inc	5,131
3,381	*	Ceres Group, Inc	18,359
3,549	*	Citizens, Inc	20,407
2,000	*	CNA Surety Corp	27,200
2,900		Commerce Group, Inc	179,742
2,881		Delphi Financial Group, Inc (Class A)	123,883
933		Donegal Group, Inc	16,953
700		EMC Insurance Group, Inc	13,342
1,400		FBL Financial Group, Inc (Class A)	39,200
897	*	FPIC Insurance Group, Inc	28,839
700		Great American Financial Resources, Inc	11,858
1,556		Harleysville Group, Inc	30,902
4,900		Horace Mann Educators Corp	86,926
520		Independence Holding Co	9,376
2,302		Infinity Property & Casualty Corp	71,960

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

500		Kansas City Life Insurance Co	$24,380
2,105		Landamerica Financial Group, Inc	105,313
1,000		Midland Co	31,510
100	*	Molina Healthcare, Inc	4,609
255	*	National Western Life Insurance Co (Class A)	43,590
944	*	Navigators Group, Inc	31,289
300		NYMAGIC, Inc	7,110
7,100	*	Ohio Casualty Corp	163,158
1,695	*	Philadelphia Consolidated Holding Corp	131,413
11,018		Phoenix Cos, Inc	140,810
900	*	Pico Holdings, Inc	23,319
3,000	*	PMA Capital Corp (Class A)	24,000
2,481		Presidential Life Corp	40,391
3,022	*	ProAssurance Corp	119,369
2,400		RLI Corp	99,480
1,226		Safety Insurance Group, Inc	37,957
3,050		Selective Insurance Group, Inc	141,001
830		State Auto Financial Corp	22,095
2,100		Stewart Information Services Corp	78,792
1,500		Tower Group, Inc	20,010
1,100	*	Triad Guaranty, Inc	57,871
4,397		UICI	106,627
1,800		United Fire & Casualty Co	60,894
3,100	*	Universal American Financial Corp	53,630
1,004	*	Vesta Insurance Group, Inc	3,564
200	*	WellCare Health Plans, Inc	6,092
100		Zenith National Insurance Corp	5,186

		TOTAL INSURANCE CARRIERS	2,780,723

JUSTICE, PUBLIC ORDER AND SAFETY - 0.04%
1,003	*	Geo Group, Inc	28,666

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	28,666

LEATHER AND LEATHER PRODUCTS - 0.34%
2,200		Brown Shoe Co, Inc	75,394
1,300	*	Steven Madden Ltd	21,697
275		Weyco Group, Inc	12,039
5,634		Wolverine World Wide, Inc	120,737

		TOTAL LEATHER AND LEATHER PRODUCTS	229,867

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.38%
12,284	*	Laidlaw International, Inc	255,507

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	255,507

LUMBER AND WOOD PRODUCTS - 0.25%
954		American Woodmark Corp	34,611
939		Deltic Timber Corp	36,715
800		Skyline Corp	30,792
1,729		Universal Forest Products, Inc	67,172

		TOTAL LUMBER AND WOOD PRODUCTS	169,290

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

METAL MINING - 0.22%
1,044		Cleveland-Cliffs, Inc	$76,076
7,100	*	Hecla Mining Co	38,908
3,735	*	Stillwater Mining Co	36,790

		TOTAL METAL MINING	151,774

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.72%
2,554		Blyth, Inc	81,319
8,000		Callaway Golf Co	102,400
3,127	*	Jakks Pacific, Inc	67,137
4,328	*	K2, Inc	59,510
300	*	Leapfrog Enterprises, Inc	3,405
3,288		Nautilus, Inc	78,123
1,900	*	Oneida Ltd	4,750
1,100		Penn Engineering & Manufacturing Corp	19,855
949	*	RC2 Corp	32,266
900		Russ Berrie & Co, Inc	17,235
731	*	Steinway Musical Instruments, Inc	21,901

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	487,901

MISCELLANEOUS RETAIL - 0.72%
3,551	*	Alloy, Inc	20,880
900		Blair Corp	29,673
187	*	Blue Nile, Inc	5,171
500	*	Build-A-Bear Workshop, Inc	15,325
1,261		Cash America International, Inc	27,654
2,700	b*	Friedman's, Inc (Class A)	3,537
2,171		Hancock Fabrics, Inc	16,152
3,547		Longs Drug Stores Corp	121,378
900	*	PC Connection, Inc	5,283
909	*	Priceline.com, Inc	22,907
1,549	*	Sports Authority, Inc	42,598
1,300	*	Systemax, Inc	7,072
652	*	Valuevision International, Inc (Class A)	8,065
5,488	*	Zale Corp	163,103

		TOTAL MISCELLANEOUS RETAIL	488,798

MOTION PICTURES - 0.24%
827		Carmike Cinemas, Inc	30,831
4,079	*	Hollywood Entertainment Corp	53,720
2,280		Movie Gallery, Inc	65,390
1,502	*	Reading International, Inc	10,589

		TOTAL MOTION PICTURES	160,530

NONDEPOSITORY INSTITUTIONS - 0.86%
5,800		Advance America Cash Advance Centers, Inc	89,784
300		Advanta Corp (Class A)	6,240
2,152		Advanta Corp (Class B)	49,496
600		Ares Capital Corp	9,840
1,427		Beverly Hills Bancorp, Inc	15,297

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

5,199		CharterMac	$111,779
800	*	Collegiate Funding Services LLC	12,464
2,156	*	CompuCredit Corp	57,393
984	*	Credit Acceptance Corp	19,464
1,700	b*	DVI, Inc	2
905		Federal Agricultural Mortgage Corp (Class C)	15,828
1,979		Financial Federal Corp	69,997
4,000		MCG Capital Corp	61,540
3,700	*	Metris Cos, Inc	42,883
1,190		NGP Capital Resources Co	19,135

		TOTAL NONDEPOSITORY INSTITUTIONS	581,142

NONMETALLIC MINERALS, EXCEPT FUELS - 0.13%
2,175		Amcol International Corp	40,803
1,756		Compass Minerals International, Inc	44,690

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	85,493

OIL AND GAS EXTRACTION - 5.19%
1,555		Berry Petroleum Co (Class A)	80,005
800	*	Bill Barrett Corp	23,128
2,467		Cabot Oil & Gas Corp (Class A)	136,055
529	*	Callon Petroleum Co	8,221
4,887	*	Cimarex Energy Co	190,593
100	*	Clayton Williams Energy, Inc	2,590
519	*	Comstock Resources, Inc	14,916
400	*	Edge Petroleum Corp	6,624
2,647	*	Encore Acquisition Co	109,321
2,800	*	Energy Partners Ltd	72,716
5,968	*	Forest Oil Corp	241,704
9,900	*	Global Industries Ltd	93,060
8,934	*	Hanover Compressor Co	107,833
4,386	*	Harvest Natural Resources, Inc	52,150
2,622		Helmerich & Payne, Inc	104,067
1,500	*	Houston Exploration Co	85,425
15,652	*	Key Energy Services, Inc	179,528
3,854	*	Magnum Hunter Resources, Inc	62,088
1,100	*	McMoRan Exploration Co	22,110
7,200	*	Meridian Resource Corp	37,152
3,939	*	Newpark Resources, Inc	23,201
2,892	*	Oceaneering International, Inc	108,450
11,300	*	Parker Drilling Co	64,975
800	v*	PetroCorp, Inc (Escrow)	-
7,309	*	Plains Exploration & Production Co	255,084
5,082		Range Resources Corp	118,716
272	*	Remington Oil & Gas Corp	8,573
1,429		RPC, Inc	21,707
2,198	*	Seacor Smit, Inc	140,122
3,275	*	Southwestern Energy Co	185,889
1,710	*	Spinnaker Exploration Co	60,756
3,381		St. Mary Land & Exploration Co	169,219
2,174	*	Stone Energy Corp	105,591
2,848	*	Superior Energy Services, Inc	48,986
3,400	*	Swift Energy Co	96,696
1,372	*	Syntroleum Corp	16,793
1,412	*	Todco	36,486

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

2,300	*	Transmontaigne, Inc	$18,400
2,700	*	Veritas DGC, Inc	80,892
5,922		Vintage Petroleum, Inc	186,306
700		W&T Offshore, Inc	14,532
2,046	*	W-H Energy Services, Inc	48,961
1,468	*	Whiting Petroleum Corp	59,865

		TOTAL OIL AND GAS EXTRACTION	3,499,486

PAPER AND ALLIED PRODUCTS - 1.16%
3,500	*	Buckeye Technologies, Inc	37,800
3,500	*	Caraustar Industries, Inc	45,150
2,400		Chesapeake Corp	50,448
3,300		Glatfelter	48,675
1,516		Greif, Inc (Class A)	105,635
5,970		Longview Fibre Co	111,997
1,300	*	Playtex Products, Inc	11,700
1,800		Pope & Talbot, Inc	31,644
3,500		Potlatch Corp	164,745
3,700		Rock-Tenn Co (Class A)	49,210
1,700		Schweitzer-Mauduit International, Inc	57,035
4,915		Wausau-Mosinee Paper Corp	69,498

		TOTAL PAPER AND ALLIED PRODUCTS	783,537

PERSONAL SERVICES - 0.37%
4,800	b*	Alderwoods Group, Inc	59,712
1,000		Angelica Corp	28,000
2,100		G & K Services, Inc (Class A)	84,609
1,800		Jackson Hewitt Tax Service, Inc	37,656
1,000		Unifirst Corp	39,900

		TOTAL PERSONAL SERVICES	249,877

PETROLEUM AND COAL PRODUCTS - 0.65%
200		ElkCorp	7,692
1,221	*	Giant Industries, Inc	31,380
2,308		Holly Corp	86,019
7,607	*	Tesoro Corp	281,611
1,000		WD-40 Co	32,490

		TOTAL PETROLEUM AND COAL PRODUCTS	439,192

PRIMARY METAL INDUSTRIES - 2.24%
5,896	*	AK Steel Holding Corp	65,210
1,614	*	Aleris International, Inc	40,269
4,250		Belden CDT, Inc	94,392
2,300	*	Brush Engineered Materials, Inc	43,769
2,800		Carpenter Technology Corp	166,348
2,402	*	CommScope, Inc	35,934
1,787		Curtiss-Wright Corp	101,859
4,196	*	General Cable Corp	50,646
1,698		Gibraltar Industries, Inc	37,254
710	*	Lone Star Technologies, Inc	27,995

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

3,015		Mueller Industries, Inc	$84,872
1,912		NN, Inc	23,556
2,200	*	NS Group, Inc	69,102
3,860	*	Oregon Steel Mills, Inc	88,780
2,910		Quanex Corp	155,161
2,500	*	RTI International Metals, Inc	58,500
1,400		Ryerson Tull, Inc	17,738
2,150		Schnitzer Steel Industries, Inc (Class A)	72,520
475		Steel Dynamics, Inc	16,364
1,139		Steel Technologies, Inc	27,325
2,465		Texas Industries, Inc	132,494
710	*	Titanium Metals Corp	25,560
3,500		Tredegar Corp	59,010
629	*	Wheeling-Pittsburgh Corp	19,530

		TOTAL PRIMARY METAL INDUSTRIES	1,514,188

PRINTING AND PUBLISHING - 1.36%
7,425		American Greetings Corp (Class A)	189,189
586		Banta Corp	25,081
2,100		Bowne & Co, Inc	31,584
426	*	Consolidated Graphics, Inc	22,407
536		Courier Corp	28,108
794		CSS Industries, Inc	29,021
3,000		Ennis, Inc	50,760
500		Harland (John H.) Co	17,180
2,104		Hollinger International, Inc	22,934
1,273		Journal Communications, Inc	21,068
1,909	*	Journal Register Co	31,880
900	*	Martha Stewart Living Omnimedia, Inc (Class A)	20,331
15,891	*	Primedia, Inc	69,126
953		Pulitzer, Inc	60,735
3,703		Reader's Digest Association, Inc (Class A)	64,099
3,483	*	Scholastic Corp	128,488
1,100		Standard Register Co	13,860
2,591	*	Valassis Communications, Inc	90,581

		TOTAL PRINTING AND PUBLISHING	916,432

RAILROAD TRANSPORTATION - 0.33%
2,484		Florida East Coast Industries	105,520
1,930	*	Genesee & Wyoming, Inc (Class A)	50,006
3,649	*	Kansas City Southern Industries, Inc	70,280

		TOTAL RAILROAD TRANSPORTATION	225,806

REAL ESTATE - 0.55%
536	*	Avatar Holdings, Inc	25,112
1,200	*	CB Richard Ellis Group, Inc	41,988
2,892	*	Jones Lang LaSalle, Inc	134,912
200		Orleans Homebuilders, Inc	3,678
12,800		Stewart Enterprises, Inc (Class A)	78,720
3,800	*	Trammell Crow Co	78,166
500	*	ZipRealty, Inc	7,045

		TOTAL REAL ESTATE	369,621

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 1.36%
923	*	Applied Films Corp	$21,340
4,320		Aptargroup, Inc	224,554
1,325		Bandag, Inc	62,248
7,206		Cooper Tire & Rubber Co	132,302
18,071	*	Goodyear Tire & Rubber Co	241,248
318	*	Jarden Corp	14,590
2,750		Myers Industries, Inc	38,802
100		Quixote Corp	2,167
3,578		Schulman (A.), Inc	62,329
2,300	*	Skechers U.S.A., Inc (Class A)	35,604
3,000		Spartech Corp	59,550
1,300		Tupperware Corp	26,468

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	921,202

SECURITY AND COMMODITY BROKERS - 0.82%
1,200	*	Archipelago Holdings, Inc	21,240
287		BKF Capital Group, Inc	11,483
1,500		Calamos Asset Management, Inc (Class A)	40,380
500		Gabelli Asset Management, Inc (Class A)	22,325
600	*	GFI Group, Inc	16,098
300		Greenhill & Co, Inc	10,740
5,105	*	Investment Technology Group, Inc	89,338
12,814	*	Knight Trading Group, Inc	123,527
6,160	*	LaBranche & Co, Inc	57,288
600	*	MarketAxess Holdings, Inc	6,702
2,083	*	Piper Jaffray Cos	76,217
1,418		Sanders Morris Harris Group, Inc	25,637
834	*	Stifel Financial Corp	18,181
1,900		SWS Group, Inc	30,457
134		Value Line, Inc	5,226

		TOTAL SECURITY AND COMMODITY BROKERS	554,839

SOCIAL SERVICES - 0.04%
1,975	*	Res-Care, Inc	24,707

		TOTAL SOCIAL SERVICES	24,707

SPECIAL TRADE CONTRACTORS - 0.45%
1,400		Chemed Corp	107,072
4,276	*	Comfort Systems U.S.A., Inc	33,139
1,342	*	Dycom Industries, Inc	30,853
1,739	*	EMCOR Group, Inc	81,420
2,413	*	Integrated Electrical Services, Inc	6,660
494	*	Layne Christensen Co	8,531
1,002	*	Matrix Service Co	4,359
4,173	*	Quanta Services, Inc	31,840

		TOTAL SPECIAL TRADE CONTRACTORS	303,874

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

STONE, CLAY, AND GLASS PRODUCTS - 0.62%
900		Ameron International Corp	$32,400
1,655	*	Anchor Glass Container Corp	3,707
3,100		Apogee Enterprises, Inc	44,268
2,005		Eagle Materials, Inc	162,285
1,462		Libbey, Inc	30,702
2,316	*	U.S. Concrete, Inc	14,521
3,869	b*	USG Corp	128,296

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	416,179

TOBACCO PRODUCTS - 0.20%
2,933		Universal Corp (Virginia)	134,243

		TOTAL TOBACCO PRODUCTS	134,243

TRANSPORTATION BY AIR - 0.80%
3,100	*	Alaska Air Group, Inc	91,264
3,574	*	America West Holdings Corp (Class B)	19,407
7,813	*	Continental Airlines, Inc (Class B)	94,068
12,674	*	Delta Air Lines, Inc	51,330
677	*	ExpressJet Holdings, Inc	7,725
8,000	*	FLYi, Inc	10,160
2,680	*	Frontier Airlines, Inc	28,086
107	*	Mesa Air Group, Inc	749
8,707	*	Northwest Airlines Corp	58,250
2,400	*	Offshore Logistics, Inc	79,968
370	*	Republic Airways Holdings, Inc	4,625
5,002		Skywest, Inc	92,987

		TOTAL TRANSPORTATION BY AIR	538,619

TRANSPORTATION EQUIPMENT - 1.62%
3,156	*	AAR Corp	42,922
501	*	Aftermarket Technology Corp	8,266
1,390		Arctic Cat, Inc	37,613
8,315		ArvinMeritor, Inc	128,633
1,500		Coachmen Industries, Inc	20,400
900	*	Ducommun, Inc	18,000
5,558		Federal Signal Corp	84,315
5,591	*	GenCorp, Inc	111,820
600		Greenbrier Cos, Inc	21,054
4,472	*	Hayes Lemmerz International, Inc	23,254
2,329		Heico Corp	46,813
150		Heico Corp (Class A)	2,381
2,462		Kaman Corp (Class A)	30,652
688	*	Sequa Corp (Class A)	35,673
1,351		Standard Motor Products, Inc	15,807
236	*	Strattec Security Corp	12,645
2,671		Superior Industries International, Inc	70,541
4,877	*	Tenneco Automotive, Inc	60,767
4,400		Trinity Industries, Inc	123,948
1,900	*	Triumph Group, Inc	73,986

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

15,178	*	Visteon Corp	$86,666
1,630		Wabash National Corp	39,772

		TOTAL TRANSPORTATION EQUIPMENT	1,095,928

TRANSPORTATION SERVICES - 0.43%
5,862		GATX Corp	194,560
200	*	HUB Group, Inc	12,534
1,704	*	Navigant International, Inc	23,277
946	*	Pacer International, Inc	22,600
3,148	*	RailAmerica, Inc	39,287

		TOTAL TRANSPORTATION SERVICES	292,258

TRUCKING AND WAREHOUSING - 0.81%
677		Arkansas Best Corp	25,577
628	*	Central Freight Lines, Inc	2,236
997	*	Covenant Transport, Inc (Class A)	17,547
492		Heartland Express, Inc	9,422
436	*	Landstar System, Inc	14,279
904	*	Marten Transport Ltd	19,282
3,229		Overnite Corp	103,296
743	*	P.A.M. Transportation Services	12,779
500	*	Quality Distribution, Inc	5,425
591	*	SCS Transportation, Inc	10,987
4,048	*	Swift Transportation Co, Inc	89,623
456	*	U.S. Xpress Enterprises, Inc (Class A)	7,455
3,291		USF Corp	158,824
3,501		Werner Enterprises, Inc	68,024

		TOTAL TRUCKING AND WAREHOUSING	544,756

WATER TRANSPORTATION - 0.76%
5,066		Alexander & Baldwin, Inc	208,719
720	*	Gulfmark Offshore, Inc	18,655
426	*	Hornbeck Offshore Services, Inc	10,676
1,351	*	Kirby Corp	56,782
3,193		Overseas Shipholding Group, Inc	200,872
769	*	Seabulk International, Inc	15,988

		TOTAL WATER TRANSPORTATION	511,692

WHOLESALE TRADE-DURABLE GOODS - 1.59%
1,800	*	Action Performance Cos, Inc	23,814
3,000		Agilysys, Inc	58,980
1,100	*	Alliance Imaging, Inc	10,505
1,869	*	Anixter International, Inc	67,564
3,042		Applied Industrial Technologies, Inc	82,742
800	*	Audiovox Corp (Class A)	10,192
2,824	*	Aviall, Inc	79,072
1,674		Barnes Group, Inc	45,483
1,100	*	Beacon Roofing Supply, Inc	24,074
595	*	BioVeris Corp	3,142

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

2,236	*	Brightpoint, Inc	$41,880
100		Compx International, Inc	1,698
1,500	*	Department 56, Inc	26,190
511	*	Digi International, Inc	7,011
2,800		Handleman Co	53,088
3,952	*	Insight Enterprises, Inc	69,397
1,000	*	Insurance Auto Auctions, Inc	27,850
598		Lawson Products, Inc	27,986
835	*	LKQ Corp	16,758
2,013		Metal Management, Inc	51,694
3,689	*	Microtek Medical Holdings, Inc	13,207
2,681		Owens & Minor, Inc	72,789
397		Pep Boys-Manny Moe & Jack	6,979
878		Reliance Steel & Aluminum Co	35,129
8,215	*	Safeguard Scientifics, Inc	11,665
2,300	*	TBC Corp	64,078
2,700		Watsco, Inc	113,670
2,253	*	Zoran Corp	23,319

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,069,956

WHOLESALE TRADE-NONDURABLE GOODS - 1.91%
1,400	*	Advanced Marketing Services, Inc	8,400
5,674		Airgas, Inc	135,552
1,221	*	Allscripts Healthcare Solutions, Inc	17,460
4,691		Chiquita Brands International, Inc	125,625
5,400		DIMON, Inc	33,750
1,753		Getty Realty Corp	44,789
3,100	*	Hain Celestial Group, Inc	57,784
3,448	*	Men's Wearhouse, Inc	145,540
2,282	*	Metals USA, Inc	44,704
1,338		Nash Finch Co	50,831
1,330		Nu Skin Enterprises, Inc (Class A)	29,938
2,124	*	Performance Food Group Co	58,792
5,200		Perrigo Co	99,580
600	*	Perry Ellis International, Inc	13,464
3,500		Russell Corp	63,280
2,073	*	School Specialty, Inc	81,179
1,300	*	Smart & Final, Inc	15,808
600		Standard Commercial Corp	11,160
4,300		Stride Rite Corp	57,190
3,756	*	United Stationers, Inc	169,959
1,343		Valhi, Inc	26,390

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,291,175

		TOTAL COMMON STOCKS	67,327,733
		(Cost $53,876,874)

		TOTAL PORTFOLIO - 99.75%	67,327,733
		(Cost $53,876,874)

		OTHER ASSETS AND LIABILITIES, NET - 0.25%	170,735

		NET ASSETS - 100.00%	$67,498,468

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

*	Non-income producing
b	In bankruptcy
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP BLEND INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.75%

AGRICULTURAL PRODUCTION-CROPS - 0.13%
500	*	Alico, Inc	$26,350
4,858		Delta & Pine Land Co	131,166
800	*	John B. Sanfilippo & Son	19,664

		TOTAL AGRICULTURAL PRODUCTION-CROPS	177,180

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.03%
38		Seaboard Corp	40,774

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	40,774

AGRICULTURAL SERVICES - 0.00%
1	*	Cadiz, Inc	15

		TOTAL AGRICULTURAL SERVICES	15

AMUSEMENT AND RECREATION SERVICES - 0.91%
6,633	*	Alliance Gaming Corp	63,610
3,300	*	Argosy Gaming Co	151,536
4,446	*	Aztar Corp	126,978
1,000		Churchill Downs, Inc	39,590
1,075		Dover Downs Gaming & Entertainment, Inc	13,384
2,117		Dover Motorsport, Inc	10,691
3,884	*	Gaylord Entertainment Co	156,914
1,717	*	Isle of Capri Casinos, Inc	45,569
1,824	*	Lakes Entertainment, Inc	32,832
1,400	*	Life Time Fitness, Inc	37,772
4,380	*	Magna Entertainment Corp (Class A)	26,893
2,800	*	MTR Gaming Group, Inc	34,720
3,289	*	Multimedia Games, Inc	25,523
1,693	*	Nevada Gold & Casinos, Inc	21,670
8,064	*	Penn National Gaming, Inc	236,920
11,846	*	Six Flags, Inc	48,806
1,982		Speedway Motorsports, Inc	70,757
2,436	*	Sunterra Corp	36,735
2,482	*	WMS Industries, Inc	69,893
1,500		World Wrestling Federation Entertainment, Inc	18,000

		TOTAL AMUSEMENT AND RECREATION SERVICES	1,268,793

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

APPAREL AND ACCESSORY STORES - 1.30%
6,957	*	Aeropostale, Inc	$227,842
1,150		Bebe Stores, Inc	39,043
1,000		Buckle, Inc	34,910
2,291		Burlington Coat Factory Warehouse Corp	65,752
1,126	*	Cache, Inc	15,257
888	*	Carter's, Inc	35,298
3,296	*	Casual Male Retail Group, Inc	21,391
2,435		Cato Corp (Class A)	78,529
1,400	*	Charlotte Russe Holding, Inc	18,088
14,400	*	Charming Shoppes, Inc	117,072
2,132	*	Children's Place Retail Stores, Inc	101,803
4,950		Christopher & Banks Corp	87,120
600		Deb Shops, Inc	16,932
3,094	*	Dress Barn, Inc	56,373
4,702		Finish Line, Inc (Class A)	108,851
2,772	*	Genesco, Inc	78,780
2,300		Goody's Family Clothing, Inc	20,769
3,999	*	Gymboree Corp	50,147
5,719	*	Hot Topic, Inc	124,960
2,400	*	Jo-Ann Stores, Inc	67,416
1,350	*	JOS A. Bank Clothiers, Inc	39,555
1,200	*	New York & Co, Inc	24,084
852		Oshkosh B'gosh, Inc (Class A)	25,986
8,726	*	Payless Shoesource, Inc	137,784
987	*	Shoe Carnival, Inc	17,272
2,361	*	Stage Stores, Inc	90,639
4,394	*	Too, Inc	108,400

		TOTAL APPAREL AND ACCESSORY STORES	1,810,053

APPAREL AND OTHER TEXTILE PRODUCTS - 0.50%
4,900	*	Collins & Aikman Corp	6,027
3,100	*	DHB Industries, Inc	27,280
1,801	*	Guess?, Inc	24,674
2,719	*	Hartmarx Corp	25,939
3,344		Kellwood Co	96,274
1,800		Oxford Industries, Inc	65,862
3,098		Phillips-Van Heusen Corp	82,531
7,540	*	Quiksilver, Inc	218,886
6,183	*	Warnaco Group, Inc	148,639

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	696,112

AUTO REPAIR, SERVICES AND PARKING - 0.29%
1,259	*	Amerco, Inc	58,292
2,187		Central Parking Corp	37,573
3,251	*	Dollar Thrifty Automotive Group, Inc	106,568
2,524	*	Exide Technologies	32,559
2,000	*	Midas, Inc	45,660
1,200	*	Monro Muffler Brake, Inc	30,972
5,300	*	Wright Express Corp	90,630

		TOTAL AUTO REPAIR, SERVICES AND PARKING	402,254

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.37%
900	*	America's Car Mart, Inc	31,554
1,382	*	Asbury Automotive Group, Inc	21,283
5,781	*	CSK Auto Corp	102,035
2,600	*	Group 1 Automotive, Inc	68,380

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

1,800		Lithia Motors, Inc (Class A)	$46,098
1,597	*	MarineMax, Inc	49,794
1,019	*	Rush Enterprises, Inc	17,180
3,491		Sonic Automotive, Inc	79,280
2,443		United Auto Group, Inc	67,989
1,776	*	West Marine, Inc	37,758

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	521,351

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.13%
1,800		Building Materials Holding Corp	80,064
2,200	*	Central Garden & Pet Co	96,492

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	176,556

BUSINESS SERVICES - 10.19%
4,836	*	@Road, Inc	19,828
3,650	*	24/7 Real Media, Inc	11,862
4,825		Aaron Rents, Inc	96,500
4,715		ABM Industries, Inc	90,669
5,500	*	ActivCard Corp	34,925
5,958	*	Actuate Corp	14,299
2,900		Administaff, Inc	42,340
3,040	*	Advent Software, Inc	55,267
3,814		Advo, Inc	142,834
6,600	*	Agile Software Corp	48,048
2,773	*	Altiris, Inc	66,136
1,430	*	AMN Healthcare Services, Inc	22,751
900	*	Ansoft Corp	24,282
3,840	*	Ansys, Inc	131,366
3,515	*	Anteon International Corp	136,839
6,051	*	Aquantive, Inc	66,985
3,932		Arbitron, Inc	168,683
8,111	*	Ariba, Inc	62,941
3,596	*	Armor Holdings, Inc	133,376
7,629	*	Ascential Software Corp	141,365
4,065	*	Asiainfo Holdings, Inc	20,406
5,085	*	Aspect Communications Corp	52,935
5,300	*	Aspen Technology, Inc	30,104
1,014	*	Asset Acceptance Capital Corp	19,347
1,000	*	Atari, Inc	3,160
5,500	*	Autobytel, Inc	27,720
15,454	*	Bisys Group, Inc	242,319
1,000		Blackbaud, Inc	12,600
800	*	Blackboard, Inc	13,952
1,393	*	Blue Coat Systems, Inc	32,736
9,900	*	Borland Software Corp	80,388
4,600		Brady Corp (Class A)	148,810
32,610	*	Brocade Communications Systems, Inc	193,051
3,728	*	CACI International, Inc (Class A)	205,897
600	*	CallWave, Inc	3,540
3,763	*	Captaris, Inc	15,240
3,062	*	Carreker Corp	17,178
6,653		Catalina Marketing Corp	172,313
920	*	CCC Information Services Group, Inc	21,022

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

1,500		CDI Corp	$33,195
3,667	*	Cerner Corp	192,554
8,465	*	Chordiant Software, Inc	14,137
6,550	*	Ciber, Inc	47,619
55,511	*	CMGI, Inc	115,463
15,928	*	CNET Networks, Inc	150,360
800		Computer Programs & Systems, Inc	22,464
2,160	*	Concord Communications, Inc	21,859
3,100	*	Concur Technologies, Inc	25,172
4,618	*	Corillian Corp	16,071
2,006	*	CoStar Group, Inc	73,921
3,246	*	Covansys Corp	48,414
24	bv*	Cross Media Marketing Corp	-
6,319	*	CSG Systems International, Inc	102,936
2,800	*	Cyberguard Corp	23,072
3,228	*	Cybersource Corp	16,624
4,480	*	Dendrite International, Inc	62,899
1,896	*	Digimarc Corp	11,660
4,381	*	Digital Insight Corp	71,848
4,351	*	Digital River, Inc	135,577
14,168	*	DoubleClick, Inc	109,094
9,673	*	E.piphany, Inc	34,339
16,830	*	Earthlink, Inc	151,470
3,325	*	Echelon Corp	22,743
4,501	*	Eclipsys Corp	69,675
2,200	*	eCollege.com, Inc	28,468
6,175	*	eFunds Corp	137,826
2,100	*	Electro Rent Corp	28,182
2,466	*	Embarcadero Technologies, Inc	16,251
27,503	*	Enterasys Networks, Inc	38,504
8,145	*	Entrust, Inc	30,544
5,142	*	Epicor Software Corp	67,360
1,617	*	EPIQ Systems, Inc	20,989
1,572	*	Equinix, Inc	66,558
3,300	*	eSpeed, Inc (Class A)	30,360
13,900	*	Extreme Networks, Inc	81,871
4,702	*	F5 Networks, Inc	237,404
3,936		Factset Research Systems, Inc	129,927
5,200	*	Filenet Corp	118,456
3,331	*	FindWhat.com	34,542
316	*	First Advantage Corp	6,636
3,031		Gevity HR, Inc	57,953
599	*	Greg Manning Auctions, Inc	6,032
2,600	*	GSI Commerce, Inc	35,178
7,034	*	Harris Interactive, Inc	32,427
2,000		Healthcare Services Group	48,500
2,138	*	Heidrick & Struggles International, Inc	78,614
14,500	*	Homestore, Inc	32,190
2,600	*	Hudson Highland Group, Inc	44,434
5,032	*	Hyperion Solutions Corp	221,962
2,638	*	IDX Systems Corp	91,618
2,684	*	iGate Corp	10,011
4,592		Imation Corp	159,572
2,117	*	Infocrossing, Inc	33,533
10,584	*	Informatica Corp	87,530
4,047	*	Infospace, Inc	165,239
4,000		infoUSA, Inc	42,040
1,038	*	Innovative Solutions & Support, Inc	32,957
4,662	*	Interactive Data Corp	96,736

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

500	*	Interchange Corp	$5,068
4,268	*	Intergraph Corp	122,961
5,022	*	Internet Capital Group, Inc	35,254
4,900	*	Internet Security Systems, Inc	89,670
192		Interpool, Inc	4,243
952	*	Intersections, Inc	13,852
1,704	*	Intervideo, Inc	18,744
4,942	*	Interwoven, Inc	38,498
2,400	*	Intrado, Inc	29,520
5,851	*	Ipass, Inc	35,808
1,436	*	iPayment, Inc	60,599
660	*	IVAX Diagnostics, Inc	2,673
4,341	*	iVillage, Inc	26,437
800	*	Jamdat Mobile, Inc	13,792
3,254	*	JDA Software Group, Inc	45,686
2,007	*	Jupitermedia Corp	31,129
900	*	Kanbay International, Inc	18,414
6,215	*	Keane, Inc	80,981
2,200		Kelly Services, Inc (Class A)	63,338
1,946	*	Keynote Systems, Inc	23,099
3,367	*	Kforce, Inc	37,003
6,318	*	KFX ,Inc	84,661
838	*	Kintera, Inc	4,441
4,205	*	Korn/Ferry International	80,021
3,997	*	Kronos, Inc	204,287
5,095	*	Labor Ready, Inc	95,022
7,053	*	Lawson Software, Inc	41,613
6,165	*	Lionbridge Technologies	35,079
13,000	*	Looksmart Ltd	11,570
6,242	*	Macrovision Corp	142,255
3,200	*	Magma Design Automation, Inc	37,984
3,763	*	Manhattan Associates, Inc	76,652
2,215	*	Mantech International Corp (Class A)	51,100
6,445	*	Manugistics Group, Inc	10,828
2,989	*	MAPICS, Inc	38,050
2,422	*	Mapinfo Corp	29,161
704	*	Marchex, Inc	13,123
839	*	Marlin Business Services, Inc	17,099
6,687	*	Matrixone, Inc	31,897
2,400		McGrath RentCorp	56,112
1,500	*	Medical Staffing Network Holdings, Inc	9,915
9,540	*	Mentor Graphics Corp	130,698
9,979	*	Micromuse, Inc	45,205
1,601	*	MicroStrategy, Inc	86,886
5,902	*	Midway Games, Inc	60,555
14,150	*	Mindspeed Technologies, Inc	31,555
700	*	Motive, Inc	7,000
13,471	*	MPS Group, Inc	141,580
2,400	*	MRO Software, Inc	33,672
3,400	*	NCO Group, Inc	66,470
4,503	*	NDCHealth Corp	71,958
1,700	*	Neoforma, Inc	13,515
1,600	*	Ness Technologies, Inc	19,168
7,038	*	NETIQ Corp	80,444
1,500	*	Netratings, Inc	22,875
3,000	*	Netscout Systems, Inc	13,350
2,836	*	Network Equipment Technologies, Inc	15,967
3,800	*	NIC, Inc	18,126

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

1,584	*	Open Solutions, Inc	$31,411
1,500	*	Opnet Technologies, Inc	12,540
7,642	*	Opsware, Inc	39,433
4,186	*	Packeteer, Inc	64,423
1,882	*	PalmSource, Inc	17,013
34,368	*	Parametric Technology Corp	192,117
2,641	*	PC-Tel, Inc	19,438
1,700	*	PDF Solutions, Inc	23,800
1,169	*	PDI, Inc	23,964
1,399	*	PEC Solutions, Inc	17,599
3,231	*	Pegasus Solutions, Inc	38,190
1,300	*	Pegasystems, Inc	6,994
24	*	Penton Media, Inc	4
9,503	*	Perot Systems Corp (Class A)	127,720
700	*	Phase Forward, Inc	4,571
737	*	PlanetOut, Inc	6,213
2,491	*	PLATO Learning, Inc	19,430
5,280	*	Portal Software, Inc	12,778
1,527	*	Portfolio Recovery Associates, Inc	51,964
1,147	*	PRA International	30,889
4,000	*	Progress Software Corp	104,880
777	*	Proxymed, Inc	6,752
1,500		QAD, Inc	12,405
938		Quality Systems, Inc	39,715
6,295	*	Quest Software, Inc	87,123
2,900	*	R.H. Donnelley Corp	168,461
2,483	*	Radisys Corp	35,159
14,483	*	RealNetworks, Inc	83,712
3,822	*	Redback Networks, Inc	22,856
185	*	Redback Networks, Inc Wts 01/02/11	509
1,300		Renaissance Learning, Inc	22,256
3,100	*	Rent-Way, Inc	25,420
7,200	*	Retek, Inc	80,784
2,210	*	Rewards Network, Inc	9,194
800	*	RightNow Technologies, Inc	9,808
3,750		Rollins, Inc	69,750
8,741	*	RSA Security, Inc	138,545
8,638	*	S1 Corp	59,948
3,044	*	SafeNet, Inc	89,220
1,400	*	Salesforce.com, Inc	20,986
9,653	*	Sapient Corp	70,901
10,452	*	Scansoft, Inc	38,881
4,600	*	Secure Computing Corp	39,422
6,000	*	Seebeyond Technology Corp	18,960
3,200	*	Serena Software, Inc	76,032
914	*	SI International, Inc	25,254
8,804	*	Sitel Corp	17,256
2,976	*	Sohu.com, Inc	52,318
67	b*	SONICblue, Inc	-
7,700	*	SonicWALL, Inc	39,193
5,926	*	Sotheby's Holdings, Inc (Class A)	100,505
2,422	*	Source Interlink Cos, Inc	27,248
7,520	*	Spherion Corp	56,325
1,900	*	SPSS, Inc	33,041
1,649	*	SRA International, Inc (Class A)	99,352
1,905		SS&C Technologies, Inc	43,434
1,300		Startek, Inc	21,840

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,700	*	Stellent, Inc	$22,707
1,700	v*	StorageNetworks, Inc	-
1,250	*	Stratasys, Inc	35,412
5,056	*	SupportSoft, Inc	26,696
3,000	*	Sykes Enterprises, Inc	20,610
914	*	SYNNEX Corp	15,922
900		Syntel, Inc	15,930
5,716	*	Take-Two Interactive Software, Inc	223,496
2,700		Talx Corp	49,032
4,700	*	TeleTech Holdings, Inc	60,724
4,874	*	THQ, Inc	137,154
2,400	*	Tier Technologies, Inc (Class B)	17,688
10,618	*	Titan Corp	192,823
696	*	TNS, Inc	12,493
2,400	*	TradeStation Group, Inc	14,496
5,025	*	Transaction Systems Architects, Inc	116,329
269	*	Travelzoo, Inc	13,375
3,800	*	Trizetto Group, Inc	35,378
7,034	*	Tumbleweed Communications Corp	19,414
4,379	*	Tyler Technologies, Inc	33,324
2,164	*	Ultimate Software Group, Inc	34,581
6,552	*	United Online, Inc	68,599
5,559	*	United Rentals, Inc	112,347
2,230	*	Universal Compression Holdings, Inc	84,450
9,900	*	Valueclick, Inc	105,039
1,643	*	Verint Systems, Inc	57,406
3,491	*	Verity, Inc	32,990
848	*	Vertrue, Inc	30,053
36,734	*	Vignette Corp	48,122
1,000	*	Volt Information Sciences, Inc	24,150
4,777	*	WatchGuard Technologies, Inc	15,430
3,775	*	WebEx Communications, Inc	81,502
6,096	*	webMethods, Inc	33,406
3,000	*	Websense, Inc	161,400
800	*	WebSideStory, Inc	9,800
9,038	*	Wind River Systems, Inc	136,293
2,940	*	Witness Systems, Inc	51,597
3,893	*	Zix Corp	14,560

		TOTAL BUSINESS SERVICES	14,226,911

CHEMICALS AND ALLIED PRODUCTS - 6.36%
10,006	*	Abgenix, Inc	70,042
2,302	*	Able Laboratories, Inc	54,005
2,800		Aceto Corp	20,776
4,999	*	Adolor Corp	49,690
1,219	*	Advancis Pharmaceutical Corp	4,510
2,755	*	Albany Molecular Research, Inc	28,321
4,500		Albemarle Corp	163,620
3,400	*	Alexion Pharmaceuticals, Inc	73,661
11,189	*	Alkermes, Inc	116,142
4,966		Alpharma, Inc (Class A)	61,181
778		American Vanguard Corp	34,909
2,900		Arch Chemicals, Inc	82,563
3,725	*	Array Biopharma, Inc	26,112
4,870	*	Atherogenics, Inc	63,748

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

9,000	*	Avant Immunotherapeutics, Inc	$14,670
1,009	*	Barrier Therapeutics, Inc	15,629
1,900	*	Benthley Pharmaceuticals, Inc	13,984
2,532	*	BioCryst Pharmaceuticals, Inc	11,673
4,011	*	Bioenvision, Inc	23,063
8,114	*	BioMarin Pharmaceutical, Inc	41,787
1,821	*	Biosite, Inc	94,747
2,080	*	Bone Care International, Inc	53,955
1,700	*	Bradley Pharmaceuticals, Inc	16,252
4,100		Calgon Carbon Corp	35,014
3,246		Cambrex Corp	69,140
2,130	*	CancerVax Corp	14,037
1,020	*	Caraco Pharmaceutical Laboratories Ltd	8,344
5,900	*	Cell Genesys, Inc	26,727
7,300	*	Cell Therapeutics, Inc	26,207
2,146	*	Chattem, Inc	95,433
3,989	*	Connetics Corp	100,882
497	*	Corcept Therapeutics, Inc	2,256
748	*	Corgentech, Inc	1,735
6,967	*	Corixa Corp	21,389
14,675		Crompton Corp	214,255
6,175	*	Cubist Pharmaceuticals, Inc	65,579
5,460	*	Curis, Inc	19,547
3,931	*	Cypress Bioscience, Inc	35,929
4,964		Cytec Industries, Inc	269,297
1,952	*	Cytogen Corp	11,302
938	*	Cytokinetics, Inc	6,153
7,385	*	Dendreon Corp	40,248
2,900		Diagnostic Products Corp	140,070
1,880	*	Digene Corp	39,010
6,900	*	Discovery Laboratories, Inc	38,847
1,748	*	Dov Pharmaceutical, Inc	23,913
4,400	*	Durect Corp	16,016
2,095	*	Dusa Pharmaceuticals, Inc	18,289
763	*	Dynavax Technologies Corp	3,563
2,902	*	Elizabeth Arden, Inc	68,893
7,052	*	Encysive Pharmaceuticals, Inc	72,071
5,491	*	Enzon, Inc	55,953
2,716	*	EPIX Pharmaceuticals, Inc	19,012
5,800		Ferro Corp	109,156
3,275	*	First Horizon Pharmaceutical	55,282
4,669	*	FMC Corp	249,558
7,991	*	Genaera Corp	18,219
17,287	*	Genelabs Technologies	10,372
10,485	*	Genta, Inc	11,848
3,625		Georgia Gulf Corp	166,678
6,935	*	Geron Corp	42,373
6,497		Great Lakes Chemical Corp	208,684
685	*	GTx, Inc	6,234
5,910	*	Guilford Pharmaceuticals, Inc	13,593
3,695		H.B. Fuller Co	107,155
1,807	*	Hollis-Eden Pharmaceuticals	12,730
16,603	*	Human Genome Sciences, Inc	153,080
700	*	Idenix Pharmaceuticals, Inc	13,895
5,752	*	Immucor, Inc	173,653
4,978	*	Immunogen, Inc	26,035

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

5,148	*	Immunomedics, Inc	$12,510
6,087	*	Impax Laboratories, Inc	97,392
4,860	*	Indevus Pharmaceuticals, Inc	13,511
5,693	*	Inkine Pharmaceutical Co	17,648
5,109	*	Inspire Pharmaceuticals, Inc	41,689
700		Inter Parfums, Inc	10,080
3,700	*	InterMune, Inc	40,700
1,837	*	Inverness Medical Innovations, Inc	43,170
6,800	*	Isis Pharmaceuticals, Inc	26,316
2,954	*	Isolagen, Inc	18,581
1,625	*	Kos Pharmaceuticals, Inc	67,730
531		Kronos Worldwide, Inc	22,573
4,600	*	KV Pharmaceutical Co (Class A)	106,720
800	*	Lannett Co, Inc	5,040
9,035	*	Ligand Pharmaceuticals, Inc (Class B)	51,771
3,358		MacDermid, Inc	109,135
2,016		Mannatech, Inc	39,413
1,500	*	MannKind Corp	21,345
900	*	Marshall Edwards, Inc	7,506
13,200	*	Medarex, Inc	94,116
6,041	*	Medicines Co	136,889
2,600		Minerals Technologies, Inc	171,028
800	*	Momenta Pharmaceuticals, Inc	6,776
16,212	*	Mosaic Co	276,577
2,903	*	Myogen, Inc	22,905
7,037	*	Nabi Biopharmaceuticals	87,822
1,334		Nature's Sunshine Products, Inc	22,905
3,900	*	Neose Technologies, Inc	10,062
3,240	*	Neurogen Corp	22,939
1,907	*	NewMarket Corp	35,470
1,610	*	NitroMed, Inc	27,869
1,200	*	NL Industries, Inc	27,720
2,990	*	Northfield Laboratories, Inc	33,637
3,000	*	Noven Pharmaceuticals, Inc	50,880
4,584	*	NPS Pharmaceuticals, Inc	57,850
1,097	*	Nutraceutical International Corp	17,398
4,494	*	Nuvelo, Inc	29,211
1,500		Octel Corp	27,795
8,900		Olin Corp	198,470
3,637	*	OM Group, Inc	110,638
4,700	*	Omnova Solutions, Inc	25,239
4,401	*	Onyx Pharmaceuticals, Inc	137,971
4,636	*	OraSure Technologies, Inc	34,121
3,700	*	Pain Therapeutics, Inc	18,796
6,000	*	Palatin Technologies, Inc	14,040
4,396	*	Par Pharmaceutical Cos, Inc	147,002
2,500	*	Penwest Pharmaceuticals Co	30,900
14,900	*	Peregrine Pharmaceuticals, Inc	21,903
1,332	*	PetMed Express, Inc	9,870
2,312	*	Pharmacyclics, Inc	18,565
1,972	*	Pharmion Corp	57,188
3,473		PolyMedica Corp	110,302
11,738	*	PolyOne Corp	104,233
3,000	*	Pozen, Inc	15,630
6,400	*	Praecis Pharmaceuticals, Inc	6,720
3,700	*	Prestige Brands Holdings, Inc	65,305
1,600	*	Progenics Pharmaceuticals	26,896
1,200		Quaker Chemical Corp	24,648

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

3,700	*	Quidel Corp	$14,467
639	*	Renovis, Inc	5,157
17,818	*	Revlon, Inc (Class A)	51,316
4,562	*	Salix Pharmaceuticals Ltd	75,227
1,094	*	Santarus, Inc	5,317
4,993	*	Sciclone Pharmaceuticals, Inc	14,180
4,200	*	Serologicals Corp	102,648
700		Stepan Co	16,457
6,617	*	SuperGen, Inc	32,159
1,924	*	SurModics, Inc	61,395
2,816	*	Tanox, Inc	27,034
1,181	*	Tercica, Inc	9,011
6,156	*	Terra Industries, Inc	47,771
3,300	*	Third Wave Technologies, Inc	19,008
3,500	*	UAP Holding Corp	56,350
2,600	*	United Therapeutics Corp	118,807
1,400	*	USANA Health Sciences, Inc	66,220
10,721		USEC, Inc	174,538
11,830		Valeant Pharmaceuticals International	266,412
9,872	*	Vertex Pharmaceuticals, Inc	92,402
6,437	*	Vicuron Pharmaceuticals, Inc	101,447
7,377	*	Vion Pharmaceuticals, Inc	21,024
1,200	*	Virbac Corp	4,230
4,039		Wellman, Inc	58,404
3,846		West Pharmaceutical Services, Inc	91,919
1,600		Westlake Chemical Corp	51,760
8,367	b*	WR Grace & Co	71,287
6,648	*	Zila, Inc	26,858
2,541	*	Zymogenetics, Inc	38,776

		TOTAL CHEMICALS AND ALLIED PRODUCTS	8,885,393

COAL MINING - 0.08%
3,800	*	Alpha Natural Resources, Inc	108,946

		TOTAL COAL MINING	108,946

COMMUNICATIONS - 1.82%
4,353	*	Airspan Networks, Inc	22,244
12,966	*	Alamosa Holdings, Inc	151,313
1,836		Alaska Communications Systems Group, Inc	18,452
500	*	Beasley Broadcast Group, Inc (Class A)	8,890
2,600	*	Boston Communications Group	18,512
1,300	*	Centennial Communications Corp	14,105
33,523	*	Charter Communications, Inc (Class A)	53,637
30,756	*	Cincinnati Bell, Inc	130,713
2,759	*	Commonwealth Telephone Enterprises, Inc	130,059
2,000	*	Crown Media Holdings, Inc (Class A)	18,020
2,100		CT Communications, Inc	22,113
6,340	*	Cumulus Media, Inc (Class A)	90,345
1,500		D&E Communications, Inc	13,695
15,089	*	Dobson Communications Corp (Class A)	30,480
6,200	*	Emmis Communications Corp (Class A)	119,164
6,042	*	Entravision Communications Corp (Class A)	53,592
975	*	Fisher Communications, Inc	50,417
5,798	*	General Communication, Inc (Class A)	52,936

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

1,900		Golden Telecom, Inc	$48,640
5,700		Gray Television, Inc	82,479
1,000	*	InPhonic, Inc	22,715
5,644	*	Insight Communications Co, Inc	66,881
33,261	*	Internap Network Services Corp	19,624
2,500		Iowa Telecommunications Services, Inc	48,750
5,319	*	ITC Deltacom, Inc	4,202
2,400	*	j2 Global Communications, Inc	82,344
2,047		Liberty Corp	83,006
3,412	*	Lin TV Corp (Class A)	57,765
1,759	*	Lodgenet Entertainment Corp	33,140
2,800	*	Mastec, Inc	22,988
8,371	*	Mediacom Communications Corp	54,746
4,800	*	Net2Phone, Inc	7,728
1,307	*	Nexstar Broadcasting Group, Inc	9,214
1,900		North Pittsburgh Systems, Inc	37,554
2,644	*	Novatel Wireless, Inc	28,423
9,208	*	Paxson Communications Corp	6,354
7,800	*	Premiere Global Services, Inc	88,296
4,908	*	Price Communications Corp	85,890
10,300	*	Primus Telecommunications Group	16,171
7,600	bv*	RCN Corp	-
4,200	*	Regent Communications, Inc	22,470
2,000	*	Saga Communications, Inc (Class A)	32,200
1,215	*	Salem Communications Corp (Class A)	25,029
900		Shenandoah Telecom Co	27,900
5,800		Sinclair Broadcast Group, Inc (Class A)	46,574
4,700	*	Spanish Broadcasting System, Inc (Class A)	48,222
1,769		SureWest Communications	40,793
3,000	*	Talk America Holdings, Inc	19,350
43,374	*	Terremark Worldwide, Inc	28,193
7,100	*	Time Warner Telecom, Inc (Class A)	28,187
6,600	*	Tivo, Inc	34,122
74	b*	Touch America Holdings, Inc	-
5,049	*	Triton PCS Holdings, Inc (Class A)	11,209
58	*	U.S. Unwired, Inc (Class A)	244
8,896	*	Ubiquitel, Inc	59,603
3,133	*	USA Mobility, Inc	101,509
3,900		Valor Communications Group, Inc	56,433
6,028	*	Wireless Facilities, Inc	37,675
2,314	*	Young Broadcasting, Inc (Class A)	19,993

		TOTAL COMMUNICATIONS	2,545,303

DEPOSITORY INSTITUTIONS - 8.88%
1,491		1st Source Corp	31,803
1,460		ABC Bancorp	24,659
1,143	*	ACE Cash Express, Inc	26,003
1,220	*	AmericanWest Bancorp	23,509
2,607		Anchor Bancorp Wisconsin, Inc	73,283
1,058		Arrow Financial Corp	28,809
800		Atlantic Coast Federal	9,968
500		Bancfirst Corp	34,510
9,896		Bancorpsouth, Inc	204,253
1,100		BancTrust Financial Group, Inc	22,264
8,999		Bank Mutual Corp	106,368
1,575		Bank of Granite Corp	29,122
1,400		Bank of The Ozarks, Inc	44,450
5,294		BankAtlantic Bancorp, Inc (Class A)	92,116

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

3,320		BankUnited Financial Corp (Class A)	$89,175
1,289		Banner Corp	34,764
700		Berkshire Hills Bancorp, Inc	23,625
1,196	*	BFC Financial Corp	11,302
3,400		Boston Private Financial Holdings, Inc	80,750
1,000		Bryn Mawr Bank Corp	20,420
1,000		Camden National Corp	35,350
1,200		Capital City Bank Group, Inc	48,612
700		Capital Corp of the West	32,536
606	*	Capital Crossing Bank	19,937
2,225		Cascade Bancorp	43,187
5,486		Cathay General Bancorp	172,809
1,100		Center Financial Corp	19,393
1,412	*	Central Coast Bancorp	23,679
3,831		Central Pacific Financial Corp	128,913
594		Century Bancorp, Inc (Class A)	17,030
591		Charter Financial Corp	19,722
3,155		Chemical Financial Corp	102,553
5,925		Chittenden Corp	154,465
5,462		Citizens Banking Corp	160,364
1,000		Citizens First Bancorp, Inc	22,340
1,000		City Bank	32,340
2,200		City Holding Co	64,977
1,637		Clifton Savings Bancorp, Inc	18,334
1,656		Coastal Financial Corp	24,906
1,550		CoBiz, Inc	30,039
900		Columbia Bancorp	28,674
1,990		Columbia Banking System, Inc	47,263
4,699		Commercial Capital Bancorp, Inc	95,625
5,182		Commercial Federal Corp	143,282
3,322		Community Bank System, Inc	76,107
1,509		Community Trust Bancorp, Inc	43,474
2,000		Corus Bankshares, Inc	95,380
5,712		CVB Financial Corp	103,616
3,750		Dime Community Bancshares	57,000
2,547		Downey Financial Corp	156,717
6,300		East West Bancorp, Inc	232,596
1,000	*	EuroBancshares, Inc	16,910
3,168	*	Euronet Worldwide, Inc	90,446
800		Farmers Capital Bank Corp	27,040
2,700		Fidelity Bankshares, Inc	62,046
1,080		Financial Institutions, Inc	21,395
1,400		First Bancorp (North Carolina)	31,696
4,416		First Bancorp (Puerto Rico)	186,576
1,700		First Busey Corp (Class A)	32,895
3,800		First Charter Corp	85,842
792		First Citizens Bancshares, Inc (Class A)	115,933
8,697		First Commonwealth Financial Corp	119,149
1,677		First Community Bancorp	74,291
1,220		First Community Bancshares, Inc	34,245
4,300		First Financial Bancorp	78,475
1,900		First Financial Bankshares, Inc	84,797
1,700		First Financial Corp (Indiana)	50,235
1,800		First Financial Holdings, Inc	50,004
2,415		First Merchants Corp	62,549
5,948		First Midwest Bancorp, Inc	193,191
900		First Oak Brook Bancshares, Inc	26,361
500		First of Long Island Corp	21,160

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,500		First Republic Bank	$80,925
1,900		First State Bancorp	32,253
2,172	*	FirstFed Financial Corp	110,794
4,100		Flagstar Bancorp, Inc	80,155
1,996		Flushing Financial Corp	36,327
7,176		FNB Corp	137,420
1,000		FNB Corp (Virginia)	25,780
1,245	*	Franklin Bank Corp	21,476
2,000		Frontier Financial Corp	75,800
1,333		GB&T Bancshares, Inc	28,873
3,100		Glacier Bancorp, Inc	94,550
5,000		Gold Banc Corp, Inc	70,150
1,307		Great Southern Bancorp, Inc	42,438
6,593		Greater Bay Bancorp	160,935
3,500		Hancock Holding Co	113,750
3,696		Hanmi Financial Corp	61,169
2,800		Harbor Florida Bancshares, Inc	95,480
3,381		Harleysville National Corp	71,846
1,100		Heartland Financial U.S.A., Inc	21,846
1,300		Horizon Financial Corp	24,414
900		IberiaBank Corp	50,634
1,845		Independent Bank Corp (Massachusetts)	53,505
2,464		Independent Bank Corp (Michigan)	70,889
2,000		Integra Bank Corp	44,280
2,050		Interchange Financial Services Corp	35,363
75		International Bancshares Corp	2,600
2,200		Irwin Financial Corp	50,644
759	*	Itla Capital Corp	37,920
409		K-Fed Bancorp	5,166
3,890		KNBT Bancorp, Inc	59,517
2,075		Lakeland Bancorp, Inc	32,308
800		Lakeland Financial Corp	30,760
1,055		Macatawa Bank Corp	35,422
3,587		MAF Bancorp, Inc	149,004
1,900		Main Street Banks, Inc	50,312
1,223		MainSource Financial Group, Inc	26,882
2,500		MB Financial, Inc	95,750
1,938		MBT Financial Corp	36,570
935		Mercantile Bank Corp	38,223
3,000		Mid-State Bancshares	79,800
1,300		Midwest Banc Holdings, Inc	25,883
2,373		Nara Bancorp, Inc	33,341
400		NASB Financial, Inc	15,840
4,293		National Penn Bancshares, Inc	105,479
1,000		NBC Capital Corp	24,180
4,100		NBT Bancorp, Inc	91,881
6,086		NetBank, Inc	51,609
2,571		Northwest Bancorp, Inc	55,045
400		Oak Hill Financial, Inc	13,464
1,400		OceanFirst Financial Corp	32,158
5,100	*	Ocwen Financial Corp	41,157
8,967		Old National Bancorp	182,030
1,714		Old Second Bancorp, Inc	51,720
1,369		Omega Financial Corp	40,776
5,719		Pacific Capital Bancorp	170,312
1,879		Park National Corp	211,388
4,354		Partners Trust Financial Group, Inc	46,152

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

968		Peapack Gladstone Financial Corp	$26,136
1,100		Pennfed Financial Services, Inc	16,324
990		Pennrock Financial Services Corp	34,571
1,265		Peoples Bancorp, Inc	34,029
1,250		Peoples Holding Co	38,875
2,320		PFF Bancorp, Inc	64,032
700		Placer Sierra Bancshares	16,079
5,739		Provident Bancorp, Inc	70,245
4,166		Provident Bankshares Corp	137,311
750		Provident Financial Holdings	22,305
9,256		Provident Financial Services, Inc	158,278
700	*	QC Holdings, Inc	10,521
3,444		R & G Financial Corp (Class B)	107,349
1,002		Republic Bancorp, Inc (Class A) (Kentucky)	22,259
9,018		Republic Bancorp, Inc (Michigan)	122,104
2,200	*	Riggs National Corp	41,998
624		Royal Bancshares of Pennsylvania (Class A)	14,171
3,049		S & T Bancorp, Inc	107,935
1,598		S.Y. Bancorp, Inc	35,156
760		Santander Bancorp	20,011
1,050		SCBT Financial Corp	31,531
1,440		Seacoast Banking Corp of Florida	28,339
600		Security Bank Corp	24,714
760	*	Signature Bank	20,148
4,517	*	Silicon Valley Bancshares	199,019
1,800		Simmons First National Corp (Class A)	44,676
695		Smithtown Bancorp, Inc	19,474
1,976		Southern Community Financial Corp	18,574
1,283		Southside Bancshares, Inc	26,738
8,700		Southwest Bancorp of Texas, Inc	159,645
1,300		Southwest Bancorp, Inc	23,985
1,045		State Bancorp, Inc	27,180
900		State Financial Services Corp (Class A)	33,255
2,078		Sterling Bancorp	50,433
5,600		Sterling Bancshares, Inc	79,520
2,750		Sterling Financial Corp (Pennsylvania)	71,555
2,877	*	Sterling Financial Corp (Spokane)	102,709
1,281	*	Sun Bancorp, Inc (New Jersey)	29,316
500		Taylor Capital Group, Inc	16,325
2,816	*	Texas Capital Bancshares, Inc	59,136
5,190		Texas Regional Bancshares, Inc (Class A)	156,271
2,296		TierOne Corp	53,956
1,300		Trico Bancshares	27,235
9,522		Trustco Bank Corp NY	109,408
6,003		Trustmark Corp	174,087
1,557		U.S.B. Holding Co, Inc	34,550
1,985		UMB Financial Corp	112,986
5,636		Umpqua Holdings Corp	131,601
1,049		Union Bankshares Corp	33,589
4,748		United Bankshares, Inc	157,349
3,500		United Community Banks, Inc	83,055
3,379		United Community Financial Corp	37,473
986		Univest Corp of Pennsylvania	39,253
2,677		Unizan Financial Corp	69,602
875	*	Virginia Commerce Bancorp	23,660
899		Virginia Financial Group, Inc	29,573
1,603		Washington Trust Bancorp, Inc	44,050
2,643		Wesbanco, Inc	72,709

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,005		West Bancorporation	$34,165
1,900		West Coast Bancorp	45,220
4,054		Westamerica Bancorp	209,876
880	*	Western Sierra Bancorp	30,034
2,054		Wilshire Bancorp, Inc	26,784
2,742		Wintrust Financial Corp	129,121
900		WSFS Financial Corp	47,304
1,013		Yardville National Bancorp	33,044

		TOTAL DEPOSITORY INSTITUTIONS	12,403,870

EATING AND DRINKING PLACES - 1.70%
1,300	*	BJ's Restaurants, Inc	25,207
5,003		Bob Evans Farms, Inc	117,320
741	*	Buffalo Wild Wings, Inc	28,032
2,400	*	California Pizza Kitchen, Inc	56,256
6,379		CBRL Group, Inc	263,453
4,650	*	CEC Entertainment, Inc	170,190
6,400	*	CKE Restaurants, Inc	101,440
3,051	*	Cosi, Inc	20,747
1,400	*	Dave & Buster's, Inc	26,180
3,100		Domino's Pizza, Inc	57,939
2,600		IHOP Corp	123,968
4,700	*	Jack In The Box, Inc	174,370
7,021	*	Krispy Kreme Doughnuts, Inc	53,570
2,745		Landry's Restaurants, Inc	79,385
1,900		Lone Star Steakhouse & Saloon, Inc	54,920
2,727	*	O'Charley's, Inc	59,285
3,251	*	P.F. Chang's China Bistro, Inc	194,410
1,375	*	Papa John's International, Inc	47,740
4,400	*	Rare Hospitality International, Inc	135,872
1,581	*	Red Robin Gourmet Burgers, Inc	80,489
5,336	*	Ryan's Restaurant Group, Inc	77,532
7,646	*	Sonic Corp	255,376
1,300	*	Texas Roadhouse, Inc (Class A)	36,504
3,600	*	The Steak N Shake Co	69,660
1,500		Triarc Cos (Class A)	21,300
3,000		Triarc Cos (Class B)	41,490

		TOTAL EATING AND DRINKING PLACES	2,372,635

EDUCATIONAL SERVICES - 0.25%
2,100	*	Educate, Inc	29,127
1,100	*	Learning Tree International, Inc	15,851
2,100	*	Princeton Review, Inc	11,571
1,954		Strayer Education, Inc	221,427
1,939	*	Universal Technical Institute, Inc	71,355

		TOTAL EDUCATIONAL SERVICES	349,331

ELECTRIC, GAS, AND SANITARY SERVICES - 3.78%
2,100		American States Water Co	53,130
29,500	*	Aquila, Inc	112,985
9,847		Atmos Energy Corp	265,869
6,090		Avista Corp	106,575

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

4,010		Black Hills Corp	$132,611
2,200		California Water Service Group	73,414
56,007	*	Calpine Corp	156,820
1,400		Cascade Natural Gas Corp	27,944
2,301	*	Casella Waste Systems, Inc (Class A)	30,442
1,500		Central Vermont Public Service Corp	33,720
2,055		CH Energy Group, Inc	93,913
6,100		Cleco Corp	129,930
24,944	*	CMS Energy Corp	325,270
1,000		Connecticut Water Service, Inc	24,940
389		Crosstex Energy, Inc	17,027
9,738		Duquesne Light Holdings, Inc	174,505
1,302	*	Duratek, Inc	25,975
5,931	*	El Paso Electric Co	112,689
3,269		Empire District Electric Co	76,037
4,700		Energen Corp	313,020
1,000		EnergySouth, Inc	28,635
5,350		Idacorp, Inc	151,780
2,600		Laclede Group, Inc	75,920
2,556		MGE Energy, Inc	84,731
1,333		Middlesex Water Co	24,194
3,500		New Jersey Resources Corp	152,355
5,533		Nicor, Inc	205,219
3,500		Northwest Natural Gas Co	126,595
1,000		Ormat Technologies, Inc	15,660
3,611		Otter Tail Corp	90,419
4,767		Peoples Energy Corp	199,833
9,730		Piedmont Natural Gas Co, Inc	224,179
7,750		PNM Resources, Inc	206,770
2,100		Resource America, Inc (Class A)	73,594
15,011	*	Sierra Pacific Resources	161,368
900		SJW Corp	31,617
1,800		South Jersey Industries, Inc	101,520
10,927	*	Southern Union Co	274,377
4,800		Southwest Gas Corp	115,968
2,249		Southwest Water Co	23,457
1,700		UIL Holdings Corp	86,105
4,400		Unisource Energy Corp	136,268
6,052	*	Waste Connections, Inc	210,307
6,160		WGL Holdings, Inc	190,714

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	5,278,401

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.02%
3,294	*	Actel Corp	50,662
2,500	*	Advanced Energy Industries, Inc	24,175
8,453	*	Aeroflex, Inc	78,866
4,100	*	Alliance Semiconductor Corp	10,209
3,630	*	American Superconductor Corp	36,227
4,110	*	AMIS Holdings, Inc	46,402
2,261	*	Anaren Microwave, Inc	27,426
2,500	*	Applica, Inc	12,650
1,300		Applied Signal Technology, Inc	29,770
10,762	*	Arris Group, Inc	74,365
4,400	*	Artesyn Technologies, Inc	38,324
1,094	*	Atheros Communications, Inc	11,235
4,000	*	ATMI, Inc	100,160

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

9,819	*	Avanex Corp	$12,765
4,200		Baldor Electric Co	108,402
1,400		Bel Fuse, Inc (Class B)	42,420
5,209	*	Benchmark Electronics, Inc	165,802
6,710	*	Broadwing Corp	27,779
3,351		C&D Technologies, Inc	33,678
2,432	*	California Micro Devices Corp	12,282
11,973	*	Capstone Turbine Corp	18,558
2,378	*	Carrier Access Corp	14,173
1,044	*	Catapult Communications Corp	22,289
6,060	*	C-COR, Inc	36,845
3,062	*	Ceradyne, Inc	68,497
5,112	*	Checkpoint Systems, Inc	86,291
765	*	Cherokee International Corp	5,347
482	*	Color Kinetics, Inc	4,859
1,897	*	Comtech Telecommunications	98,834
4,503		CTS Corp	58,539
2,111		Cubic Corp	39,982
4,585	*	DDi Corp	12,838
2,256	*	Digital Theater Systems, Inc	40,856
900	*	Diodes, Inc	24,417
3,857	*	Ditech Communications Corp	48,097
3,698	*	DSP Group, Inc	95,260
2,000	*	Dupont Photomasks, Inc	53,340
25,694	*	Eagle Broadband, Inc	8,736
3,585	*	Electro Scientific Industries, Inc	69,513
1,295	*	EMS Technologies, Inc	17,612
2,600	*	Energy Conversion Devices, Inc	59,098
1,300	*	EnerSys	17,030
5,582	*	Entegris, Inc	55,206
4,000	*	ESS Technology, Inc	21,080
5,020	*	Exar Corp	67,268
21,800	*	Finisar Corp	27,250
2,092		Franklin Electric Co, Inc	78,931
5,427	*	FuelCell Energy, Inc	54,161
3,998	*	Genesis Microchip, Inc	57,771
1,600	*	Genlyte Group, Inc	143,952
12,100	*	GrafTech International Ltd	68,849
8,905	*	Harmonic, Inc	85,132
3,290		Helix Technology Corp	50,896
3,500	*	Hexcel Corp	54,285
3,400	*	Hutchinson Technology, Inc	118,252
13,187	*	Integrated Device Technology, Inc	158,640
4,992	*	Integrated Silicon Solution, Inc	33,446
6,923	*	Interdigital Communications Corp	106,060
2,500		Inter-Tel, Inc	61,250
4,629	*	InterVoice, Inc	51,984
2,100	*	IXYS Corp	24,024
10,900	*	Kemet Corp	84,475
8,205	*	Kopin Corp	25,189
1,200	*	LaserCard Corp	5,976
14,900	*	Lattice Semiconductor Corp	80,013
800	*	Leadis Technology, Inc	4,784
1,700	*	Lifeline Systems, Inc	51,544
2,800	*	Littelfuse, Inc	80,220
2,575		LSI Industries, Inc	28,917
2,876	*	Magnetek, Inc	15,329
5,052	*	Mattson Technology, Inc	40,113

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

14,608	*	McData Corp (Class A)	$55,072
1,614	*	Medis Technologies Ltd	23,145
2,697	*	Mercury Computer Systems, Inc	74,383
2,114	*	Merix Corp	23,698
4,500		Methode Electronics, Inc	54,495
1,267	*	Metrologic Instruments, Inc	28,482
8,672	*	Micrel, Inc	79,956
7,467	*	Microsemi Corp	121,637
6,900	*	Microtune, Inc	29,739
2,051	*	Microvision, Inc	11,957
5,147	*	MIPS Technologies, Inc	59,191
2,960	*	Mobility Electronics, Inc	20,690
1,500	*	Monolithic Power Systems, Inc	13,245
2,800	*	Monolithic System Technology, Inc	16,380
3,371	*	Moog, Inc (Class A)	152,369
13,603	*	MRV Communications, Inc	43,938
800	*	Multi-Fineline Electronix, Inc	14,120
5,141	*	Mykrolis Corp	73,516
700		National Presto Industries, Inc	28,210
6,224	*	NMS Communications Corp	26,701
6,987	*	Omnivision Technologies, Inc	105,853
15,209	*	ON Semiconductor Corp	60,076
8,366	*	Openwave Systems, Inc	101,982
12,500	*	Oplink Communications, Inc	19,625
2,330	*	Optical Communication Products, Inc	4,054
1,800	*	OSI Systems, Inc	31,518
4,909	*	Paradyne Networks, Inc	10,260
2,230		Park Electrochemical Corp	45,180
2,600	*	Pericom Semiconductor Corp	22,282
4,000	*	Photronics, Inc	72,400
5,053	*	Pixelworks, Inc	41,182
5,400	*	Plexus Corp	62,154
6,487	*	Plug Power, Inc	42,814
2,965	*	PLX Technology, Inc	31,133
1,050	*	Portalplayer, Inc	23,972
900	*	Powell Industries, Inc	16,668
3,494	*	Power Integrations, Inc	72,990
8,009	*	Power-One, Inc	38,924
13,146	*	Powerwave Technologies, Inc	101,750
2,000		Raven Industries, Inc	40,840
6,350	*	Rayovac Corp	264,160
81	b*	Read-Rite Corp	-
3,000		Regal-Beloit Corp	86,370
7,782	*	Remec, Inc	41,089
23,795	*	RF Micro Devices, Inc	124,210
2,102	*	Rogers Corp	84,080
5,927	*	SBA Communications Corp	54,291
1,900	*	SBS Technologies, Inc	21,185
3,169	*	Seachange International, Inc	41,039
3,100	*	Sigmatel, Inc	116,033
10,039	*	Silicon Image, Inc	100,992
10,495	*	Silicon Storage Technology, Inc	39,041
700	*	Siliconix, Inc	24,696
4,950	*	Sipex Corp	11,484
20,156	*	Skyworks Solutions, Inc	127,991
2,200		Smith (A.O.) Corp	63,514
2,983	*	Spatialight, Inc	15,064

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,497		Spectralink Corp	$35,258
1,829	*	Staktek Holdings, Inc	7,243
2,475	*	Standard Microsystems Corp	42,966
2,500	*	Stoneridge, Inc	30,525
12,889	*	Stratex Networks, Inc	23,716
300	*	Suntron Corp	645
1,100	*	Supertex, Inc	20,141
21,878	*	Sycamore Networks, Inc	77,886
5,700	*	Symmetricom, Inc	63,213
2,990	*	Synaptics, Inc	69,368
4,964		Technitrol, Inc	74,063
6,197	*	Tekelec	98,780
9,000	*	Terayon Communication Systems, Inc	27,720
3,229	*	Tessera Technologies, Inc	139,590
7,535	*	Thomas & Betts Corp	243,381
19,900	*	Transmeta Corp	18,507
2,494	*	Trident Microsystems, Inc	44,094
7,433	*	Tripath Technology, Inc	6,615
17,100	*	Triquint Semiconductor, Inc	57,798
5,153	*	TTM Technologies, Inc	53,900
4,528		Turnstone Systems, Inc	65
1,100	*	Ulticom, Inc	12,243
1,743	*	Ultralife Batteries, Inc	29,840
2,500	*	Universal Display Corp	17,475
1,705	*	Universal Electronics, Inc	28,780
8,400	*	Valence Technology, Inc	25,788
4,509	*	Varian Semiconductor Equipment Associates, Inc	171,387
16,970	*	Verso Technologies, Inc	6,109
2,755	*	Viasat, Inc	51,491
2,300		Vicor Corp	24,012
26,875	*	Vitesse Semiconductor Corp	72,025
617	*	Volterra Semiconductor Corp	8,330
6,400	*	Westell Technologies, Inc	35,264
2,800	*	Wilson Greatbatch Technologies, Inc	51,072
1,590		Woodhead Industries, Inc	21,624
8,450	*	Zhone Technologies, Inc	21,548

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	8,403,889

ENGINEERING AND MANAGEMENT SERVICES - 2.44%
3,000	*	Accelrys, Inc	17,790
2,300	*	Advisory Board Co	100,510
5,251	*	Answerthink, Inc	21,687
3,400	*	Antigenics, Inc	22,780
9,180	*	Applera Corp (Celera Genomics Group)	94,095
6,800	*	Ariad Pharmaceuticals, Inc	38,080
9,738	*	Axonyx, Inc	11,978
7,538	*	Century Business Services, Inc	30,906
1,305	*	Charles River Associates, Inc	64,402
3,758	*	Ciphergen Biosystems, Inc	10,410
1,612	*	Cornell Cos, Inc	20,311
4,982	*	Corrections Corp of America	192,305
4,880	*	CuraGen Corp	20,301
4,524	*	CV Therapeutics, Inc	92,109
6,300	*	Decode Genetics, Inc	35,910
62	b*	Deltagen, Inc	10

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

3,036	*	DiamondCluster International, Inc	$48,880
9,092	*	Digitas, Inc	91,829
2,800	*	Diversa Corp	13,944
3,276	*	Dyax Corp	10,549
5,500	*	eResearch Technology, Inc	64,790
8,501	*	Exelixis, Inc	57,637
827	*	Exponent, Inc	19,757
1,711	*	Forrester Research, Inc	24,091
5,407	*	FTI Consulting, Inc	111,600
8,121	*	Gartner, Inc (Class A)	77,718
900	*	Genencor International, Inc	17,307
800	*	Greenfield Online, Inc	15,720
700	*	Huron Consulting Group, Inc	14,497
8,551	*	Incyte Corp	58,403
1,015	*	Infrasource Services, Inc	12,180
2,922	*	Keryx Biopharmaceuticals, Inc	39,038
2,716	*	Kosan Biosciences, Inc	11,135
1,200		Landauer, Inc	57,048
1,599	*	LECG Corp	31,340
7,982	*	Lexicon Genetics, Inc	40,788
3,333	*	Lifecell Corp	29,664
3,463	*	Luminex Corp	26,076
3,649	*	Maxim Pharmaceuticals, Inc	6,422
2,400		MAXIMUS, Inc	80,376
2,600	*	Maxygen, Inc	22,308
1,000	*	MTC Technologies, Inc	32,500
3,986	*	Myriad Genetics, Inc	73,302
5,738	*	Navigant Consulting, Inc	156,246
2,100	*	Neopharm, Inc	16,317
7,039	*	Oscient Pharmaceuticals Corp	16,471
3,300	*	Parexel International Corp	77,550
3,020	*	Per-Se Technologies, Inc	46,357
12,967	*	Pharmos Corp	8,169
5,000	*	PRG-Schultz International, Inc	25,050
2,900	*	Regeneration Technologies, Inc	29,899
5,000	*	Regeneron Pharmaceuticals, Inc	25,550
5,846	*	Resources Connection, Inc	122,357
1,255	*	Rigel Pharmaceuticals, Inc	20,130
3,640	*	Seattle Genetics, Inc	18,710
1,977	*	SFBC International, Inc	69,669
2,078	*	Sourcecorp	41,851
3,638	*	Symyx Technologies, Inc	80,218
1,000	*	Tejon Ranch Co	44,600
6,469	*	Telik, Inc	97,552
7,300	*	Tetra Tech, Inc	92,126
3,697	*	Transkaryotic Therapies, Inc	92,296
1,191	*	TRC Cos, Inc	17,508
1,900	*	Trimeris, Inc	21,394
4,045	*	URS Corp	116,294
2,491	*	Ventiv Health, Inc	57,293
3,219	*	Washington Group International, Inc	144,823
3,985		Watson Wyatt & Co Holdings	108,392

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	3,409,305

FABRICATED METAL PRODUCTS - 1.33%
2,000		CIRCOR International, Inc	49,300
7,400		Commercial Metals Co	250,786

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

1,333	*	Commercial Vehicle Group, Inc	$26,660
21,216	*	Crown Holdings, Inc	330,121
1,000	*	Drew Industries, Inc	37,650
3,045	*	Griffon Corp	65,193
1,554		Gulf Island Fabrication, Inc	36,457
3,535	*	Intermagnetics General Corp	86,042
9,321	*	Jacuzzi Brands, Inc	90,973
1,039		Lifetime Hoan Corp	16,094
1,900	*	Mobile Mini, Inc	76,779
2,800	*	NCI Building Systems, Inc	108,080
7,990	*	Shaw Group, Inc	174,182
1,400		Silgan Holdings, Inc	90,972
4,700		Simpson Manufacturing Co, Inc	145,230
2,700		Sturm Ruger & Co, Inc	18,711
6,154	*	Taser International, Inc	73,848
8,900	b*	Tower Automotive, Inc	1,602
1,900		Valmont Industries, Inc	42,408
1,933	*	Water Pik Technologies, Inc	38,080
3,060		Watts Water Technologies, Inc (Class A)	99,787

		TOTAL FABRICATED METAL PRODUCTS	1,858,955

FISHING, HUNTING, AND TRAPPING - 0.00%
800	*	Omega Protein Corp	5,456

		TOTAL FISHING, HUNTING, AND TRAPPING	5,456

FOOD AND KINDRED PRODUCTS - 1.11%
2,000		American Italian Pasta Co (Class A)	54,800
1,200	*	Boston Beer Co, Inc (Class A)	26,280
2,060		Cal-Maine Foods, Inc	16,192
500		Coca-Cola Bottling Co Consolidated	26,155
9,352		Corn Products International, Inc	243,058
7,200	*	Darling International, Inc	28,728
875		Farmer Brothers Co	20,956
4,599		Flowers Foods, Inc	129,738
1,700	*	Gold Kist, Inc	27,030
798	*	Hansen Natural Corp	47,936
13,896	*	Hercules, Inc	201,353
917		J & J Snack Foods Corp	42,943
3,523		Lancaster Colony Corp	149,904
3,300		Lance, Inc	53,031
1,300	*	M&F Worldwide Corp	17,342
918		MGP Ingredients, Inc	7,656
1,000	*	National Beverage Corp	8,150
1,500	*	Peets Coffee & Tea, Inc	36,975
3,705		Ralcorp Holdings, Inc	175,432
1,387		Sanderson Farms, Inc	59,932
6,000		Sensient Technologies Corp	129,360
4,700		Topps Co, Inc	43,287

		TOTAL FOOD AND KINDRED PRODUCTS	1,546,238

FOOD STORES - 0.38%

200		Arden Group, Inc (Class A)	14,196
2,000	*	Great Atlantic & Pacific Tea Co, Inc	29,800
1,900		Ingles Markets, Inc (Class A)	25,308

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

3,654	*	Panera Bread Co (Class A)	$206,561
1,412	*	Pantry, Inc	43,730
3,500	*	Pathmark Stores, Inc	22,085
13	b*	Penn Traffic Co	-
4,200		Ruddick Corp	97,230
1,400		Weis Markets, Inc	51,618
3,337	*	Wild Oats Markets, Inc	35,472

		TOTAL FOOD STORES	526,000

FURNITURE AND FIXTURES - 0.46%
1,237		Bassett Furniture Industries, Inc	24,369
4,100		Ethan Allen Interiors, Inc	131,200
6,314		Furniture Brands International, Inc	137,708
800		Hooker Furniture Corp	15,112
5,758	*	Interface, Inc (Class A)	39,270
2,601		Kimball International, Inc (Class B)	37,715
6,509		La-Z-Boy, Inc	90,670
4,679	*	Select Comfort Corp	95,639
700		Stanley Furniture Co, Inc	33,096
2,238	*	Tempur-Pedic International, Inc	41,761

		TOTAL FURNITURE AND FIXTURES	646,540

FURNITURE AND HOMEFURNISHINGS STORES - 0.54%
2,748	*	Cost Plus, Inc	73,866
600	*	Design Within Reach, Inc	9,441
1,557	*	Electronics Boutique Holdings Corp	66,904
4,800	*	GameStop Corp (Class B)	107,040
3,299	*	Guitar Center, Inc	180,884
2,500		Haverty Furniture Cos, Inc	38,125
1,700	*	Kirkland's, Inc	18,802
1,600		Knoll, Inc	26,688
5,636	*	Linens 'n Things, Inc	139,942
3,800	*	Restoration Hardware, Inc	21,660
4,800	*	The Bombay Co, Inc	25,440
2,647	*	Trans World Entertainment Corp	38,991

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	747,783

GENERAL BUILDING CONTRACTORS - 0.73%
5,245		Beazer Homes U.S.A., Inc	261,516
2,055		Brookfield Homes Corp	86,741
506	*	Dominion Homes, Inc	8,566
2,025		Levitt Corp (Class A)	51,921
1,600		M/I Homes, Inc	78,288
2,700	*	Meritage Homes Corp	159,084
1,180	*	Palm Harbor Homes, Inc	19,187
958	*	Perini Corp	13,211
1,253		Technical Olympic U.S.A., Inc	37,841
2,998		Walter Industries, Inc	127,565
4,283	*	WCI Communities, Inc	128,832
578	*	William Lyon Homes, Inc	44,333

		TOTAL GENERAL BUILDING CONTRACTORS	1,017,085

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

GENERAL MERCHANDISE STORES - 0.45%
6,037	*	99 Cents Only Stores	$79,507
588		Bon-Ton Stores, Inc	10,637
2,675	*	Brookstone, Inc	43,389
6,300		Casey's General Stores, Inc	113,211
1,222	*	Conn's, Inc	22,974
4,997		Fred's, Inc	85,798
766	*	Gander Mountain Co	10,035
1,648	*	Retail Ventures, Inc	15,013
3,800	*	ShopKo Stores, Inc	84,436
3,090	*	Stein Mart, Inc	69,525
3,315	*	Tuesday Morning Corp	95,704

		TOTAL GENERAL MERCHANDISE STORES	630,229

HEALTH SERVICES - 2.01%
1,814	*	Amedisys, Inc	54,873
1,265	*	America Service Group, Inc	27,994
3,700	*	American Healthways, Inc	122,174
3,900	*	Amsurg Corp	98,670
6,421	*	Apria Healthcare Group, Inc	206,114
13,752	*	Beverly Enterprises, Inc	170,250
1,003	*	Bio-Reference Labs, Inc	13,962
850	*	Corvel Corp	18,122
3,400	*	Cross Country Healthcare, Inc	56,984
3,110	*	Enzo Biochem, Inc	44,846
2,494	*	Genesis HealthCare Corp	106,968
3,300	*	Gentiva Health Services, Inc	53,394
6,800		Hooper Holmes, Inc	25,976
3,400	*	Kindred Healthcare, Inc	119,340
2,165	*	LabOne, Inc	74,649
2,080		LCA-Vision, Inc	69,264
4,910	*	LifePoint Hospitals, Inc	215,254
3,423	*	Magellan Health Services, Inc	116,553
2,050	*	Matria Healthcare, Inc	62,956
1,067	*	Medcath Corp	31,263
900		National Healthcare Corp	30,789
5,055	*	NeighborCare, Inc	147,859
4,929	*	OCA, Inc	20,948
4,700	*	Odyssey HealthCare, Inc	55,272
1,600		Option Care, Inc	32,944
2,865	*	Pediatrix Medical Group, Inc	196,510
6,200	*	Province Healthcare Co	149,358
1,869	*	Psychiatric Solutions, Inc	85,974
700	*	Radiation Therapy Services, Inc	13,286
2,100	*	RehabCare Group, Inc	60,291
1,100	*	Specialty Laboratories, Inc	10,505
700	*	Stereotaxis, Inc	5,425
2,100	*	Sunrise Senior Living, Inc	102,060
1,021	*	Symbion, Inc	21,819
3,631	*	United Surgical Partners International, Inc	166,191
1,046	*	VistaCare, Inc (Class A)	21,412

		TOTAL HEALTH SERVICES	2,810,249

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES				VALUE

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.11%			$
4,168		Granite Construction, Inc		109,493
3,400	*	Insituform Technologies, Inc (Class A)		49,334

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING		158,827

HOLDING AND OTHER INVESTMENT OFFICES - 8.65%
1,700	*	4Kids Entertainment, Inc		37,587
4,700		Aames Investment Corp		38,540
3,441		Acadia Realty Trust		55,331
2,999		Affordable Residential Communities		37,937
1,650		Alabama National Bancorp		102,119
200	*	Alexander's, Inc		48,300
2,460		Alexandria Real Estate Equities, Inc		158,375
3,200		Amcore Financial, Inc		90,400
2,000		American Campus Communities, Inc		42,000
13,859		American Financial Realty Trust		202,757
4,330		American Home Mortgage Investment Corp		124,011
3,200		AMLI Residential Properties Trust		87,648
6,774		Anthracite Capital, Inc		75,462
6,000		Anworth Mortgage Asset Corp		57,300
7,717		Apollo Investment Corp		129,491
1,142		Arbor Realty Trust, Inc		28,265
3,304		Ashford Hospitality Trust, Inc		33,701
1,146	*	Bancorp, Inc		16,044
1,900		Bedford Property Investors		41,477
2,300		Bimini Mortgage Management, Inc (Class A)		31,855
4,000		BioMed Realty Trust, Inc		82,400
6,200		Brandywine Realty Trust		176,080
7,400		Brookline Bancorp, Inc		110,260
4,710		Capital Automotive REIT		155,995
2,732		Capital Lease Funding, Inc		30,189
353		Capital Southwest Corp		27,922
1,602		Capital Trust, Inc		53,154
1,300		Capitol Bancorp Ltd		39,325
2,700		Capstead Mortgage Corp		23,085
6,823		CarrAmerica Realty Corp		215,266
1,954		Cedar Shopping Centers, Inc		27,825
900		Cherokee, Inc		30,132
4,133	*	Circle Group Holdings, Inc		2,976
1,000		Cohen & Steers, Inc		16,500
2,400		Colonial Properties Trust		92,184
6,636		Commercial Net Lease Realty, Inc		122,434
1,286		Community Banks, Inc		32,137
6,946		Cornerstone Realty Income Trust, Inc		68,904
4,600		Corporate Office Properties Trust		121,808
1,300		Correctional Properties Trust		32,825
4,569		Cousins Properties, Inc		118,200
4,000		CRT Properties, Inc		87,120
2,500		Digital Realty Trust, Inc		35,925
2,700		Eastgroup Properties, Inc		101,790
7,400		ECC Capital Corp		44,400
2,500		Education Realty Trust, Inc		41,575
500	*	Enstar Group, Inc		30,000
3,300		Entertainment Properties Trust		136,719
6,900		Equity Inns, Inc		76,107

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,529		Equity Lifestyle Properties, Inc	$89,147
4,400		Equity One, Inc	90,596
2,955		Essex Property Trust, Inc	204,191
3,300		Extra Space Storage, Inc	44,550
6,390	*	FelCor Lodging Trust, Inc	79,428
3,008	*	First Acceptance Corp	31,885
1,401		First Indiana Corp	33,904
5,300		First Industrial Realty Trust, Inc	200,499
15,200		First Niagara Financial Group, Inc	200,792
1,671		First Place Financial Corp	30,579
3,700		Gables Residential Trust	123,210
1,160		German American Bancorp	17,980
1,200		Gladstone Capital Corp	25,464
3,999		Glenborough Realty Trust, Inc	76,461
4,600		Glimcher Realty Trust	109,020
1,100		Global Signal, Inc	32,956
3,800		GMH Communities Trust	44,498
2,847		Government Properties Trust, Inc	28,356
1,700		Gramercy Capital Corp	33,150
2,176		Harris & Harris Group, Inc	26,199
5,995		Healthcare Realty Trust, Inc	218,458
3,500		Heritage Property Investment Trust	103,880
4,415		Highland Hospitality Corp	45,695
6,900		Highwoods Properties, Inc	185,058
4,153		Home Properties, Inc	161,136
5,000		HomeBanc Corp	44,200
9,503		IMPAC Mortgage Holdings, Inc	182,268
4,600		Innkeepers U.S.A. Trust	59,386
5,600		Investors Real Estate Trust	52,248
6,918		iShares Russell 2000 Index Fund	845,034
3,595		Kilroy Realty Corp	147,071
2,400		Kite Realty Group Trust	34,560
3,600		Kramont Realty Trust	84,240
24,100	*	La Quinta Corp	204,850
3,800		LaSalle Hotel Properties	110,390
6,200		Lexington Corporate Properties Trust	136,028
2,029		LTC Properties, Inc	35,203
4,693		Luminent Mortgage Capital, Inc	51,529
4,223		Maguire Properties, Inc	100,845
10,800	*	Meristar Hospitality Corp	75,600
10,300		MFA Mortgage Investments, Inc	78,383
2,300		Mid-America Apartment Communities, Inc	83,950
2,600		Mission West Properties, Inc	27,560
1,800		MortgageIT Holdings, Inc	28,710
3,007		National Health Investors, Inc	78,122
8,400		Nationwide Health Properties, Inc	169,764
5,950		New Century Financial Corp	278,579
5,000		Newcastle Investment Corp	148,000
3,500		Novastar Financial, Inc	126,035
6,248		Omega Healthcare Investors, Inc	68,603
2,247		Oriental Financial Group, Inc	52,625
1,533		Origen Financial, Inc	10,593
1,800		Parkway Properties, Inc	84,060
4,020		Pennsylvania Real Estate Investment Trust	162,086
5,000		Post Properties, Inc	155,200
5,564		Prentiss Properties Trust	190,066
2,100		PrivateBancorp, Inc	65,961
2,600		Prosperity Bancshares, Inc	68,874

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,000		PS Business Parks, Inc	$80,600
3,200		RAIT Investment Trust	85,824
1,800		Ramco-Gershenson Properties	48,870
10,116		Realty Income Corp	231,454
2,364		Redwood Trust, Inc	120,990
1,800		Sandy Spring Bancorp, Inc	58,176
1,400		Saul Centers, Inc	44,800
6,300		Saxon Capital, Inc	108,360
7,400		Senior Housing Properties Trust	123,432
2,000		Sovran Self Storage, Inc	79,260
8,800		Spirit Finance Corp	95,568
2,400		Strategic Hotel Capital, Inc	35,280
1,400		Suffolk Bancorp	46,242
2,100		Sun Communities, Inc	75,180
3,000		Sunstone Hotel Investors, Inc	64,350
5,880		Susquehanna Bancshares, Inc	143,355
3,464		Tanger Factory Outlet Centers, Inc	76,208
1,400	*	Tarragon Realty Investors, Inc	28,266
6,400		Taubman Centers, Inc	177,536
1,080		Tompkins Trustco, Inc	45,954
2,200		Town & Country Trust	58,190
2,818		Trustreet Properties, Inc	43,369
1,600		Universal Health Realty Income Trust	45,200
2,700		Urstadt Biddle Properties, Inc (Class A)	41,175
3,700		U-Store-It Trust	64,380
5,300		Washington Real Estate Investment Trust	152,375
816		Westfield Financial, Inc	20,400
2,671		Winston Hotels, Inc	31,251

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	12,075,597

HOTELS AND OTHER LODGING PLACES - 0.49%
1,500		Ameristar Casinos, Inc	82,020
2,145	*	Bluegreen Corp	27,563
5,800		Boyd Gaming Corp	302,470
1,122	*	Empire Resorts, Inc	8,112
2,600	*	Great Wolf Resorts, Inc	64,870
2,600		Marcus Corp	53,300
4,935	*	Pinnacle Entertainment, Inc	82,415
2,500	*	Vail Resorts, Inc	63,125

		TOTAL HOTELS AND OTHER LODGING PLACES	683,875

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.20%
1,100	*	Aaon, Inc	18,106
3,400	*	Actuant Corp	152,728
13,311	*	Adaptec, Inc	63,760
7,842	*	Advanced Digital Information Corp	64,304
3,398		Albany International Corp (Class A)	104,930
1,679	*	Astec Industries, Inc	37,022
1,000	*	ASV, Inc	39,645
6,677	*	Asyst Technologies, Inc	31,983
3,336	*	Authentidate Holding Corp	13,311
12,188	*	Axcelis Technologies, Inc	88,972
2,034		Black Box Corp	76,092
900	*	Blount International, Inc	15,282

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

5,497	*	Brooks Automation, Inc	$83,444
1,650		Bucyrus International, Inc (Class A)	64,449
1,300		Cascade Corp	45,500
10,611	*	Cirrus Logic, Inc	47,962
11,021	*	Cray, Inc	28,104
2,200	*	Cuno, Inc	113,058
4,675	*	Cymer, Inc	125,150
5,660	*	Dot Hill Systems Corp	33,677
787	*	Dril-Quip, Inc	24,192
6,642	*	Electronics For Imaging, Inc	118,493
10,506	*	Emulex Corp	197,933
3,038		Engineered Support Systems, Inc	162,594
2,634	*	EnPro Industries, Inc	72,435
2,993	*	Esterline Technologies Corp	103,408
3,627	*	FalconStor Software, Inc	21,653
1,635	*	Flanders Corp	18,443
6,900	*	Flowserve Corp	178,503
3,487	*	FSI International, Inc	14,750
2,600	*	Gardner Denver, Inc	102,726
28,578	*	Gateway, Inc	115,169
800	*	General Binding Corp	16,800
4,003		Global Power Equipment Group, Inc	38,349
1,150		Gorman-Rupp Co	24,679
2,000	*	Hydril	116,820
6,782	*	Hypercom Corp	32,079
6,464		IDEX Corp	260,822
4,700	*	InFocus Corp	26,978
2,140	*	Intevac, Inc	20,180
6,400	*	Iomega Corp	27,456
6,344		JLG Industries, Inc	136,713
10,346		Joy Global, Inc	362,731
1,700	*	Kadant, Inc	31,535
3,600		Kaydon Corp	113,040
4,700		Kennametal, Inc	223,203
3,482	*	Komag, Inc	77,823
6,604	*	Kulicke & Soffa Industries, Inc	41,539
5,643		Lennox International, Inc	123,695
4,357		Lincoln Electric Holdings, Inc	131,058
1,500		Lindsay Manufacturing Co	28,620
1,000		Lufkin Industries, Inc	48,290
3,792		Manitowoc Co, Inc	153,159
1,248	*	Maxwell Technologies, Inc	11,444
4,046	*	Micros Systems, Inc	148,529
424		Middleby Corp	20,946
5,052	*	Milacron, Inc	15,409
3,026		Modine Manufacturing Co	88,753
600		Nacco Industries, Inc (Class A)	61,164
2,951	*	Netgear, Inc	44,531
3,322		Nordson Corp	122,316
4,100	*	Oil States International, Inc	84,255
2,564	*	Omnicell, Inc	18,486
1,600	*	Overland Storage, Inc	23,488
5,666	*	PalmOne, Inc	143,803
4,443	*	Paxar Corp	94,814
1,875	*	Planar Systems, Inc	16,912
3,047	*	Presstek, Inc	23,523
3,039	*	ProQuest Co	109,860

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

22,128	*	Quantum Corp	$64,392
1,300		Robbins & Myers, Inc	28,613
1,195		Sauer-Danfoss, Inc	27,043
1,254		Schawk, Inc	22,886
9,657	*	Scientific Games Corp (Class A)	220,662
2,069	*	Semitool, Inc	21,104
33,222	*	Silicon Graphics, Inc	39,534
2,510	*	Simpletech, Inc	9,889
1,533		Standex International Corp	41,851
3,547		Stewart & Stevenson Services, Inc	81,191
9,800	b*	Surebeam Corp (Class A)	142
2,139		Tecumseh Products Co (Class A)	84,726
1,010		Tennant Co	39,077
6,300	*	Terex Corp	272,790
1,916		Thomas Industries, Inc	75,950
2,767		Toro Co	244,880
1,326	*	Transact Technologies, Inc	13,273
2,800	*	Ultratech, Inc	40,880
6,030	*	UNOVA, Inc	124,520
3,300	*	Veeco Instruments, Inc	49,665
4,150	*	WJ Communications	9,877
1,200		Woodward Governor Co	86,040
23,163	*	Xybernaut Corp	9,728
5,274		York International Corp	206,635

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	7,256,928

INSTRUMENTS AND RELATED PRODUCTS - 5.03%
2,263	*	Abaxis, Inc	20,028
1,993	*	Abiomed, Inc	21,086
1,280	*	ADE Corp	28,416
4,518	*	Advanced Medical Optics, Inc	163,597
2,510	*	Advanced Neuromodulation Systems, Inc	67,293
1,162	*	Aksys Ltd	3,684
6,488	*	Align Technology, Inc	40,485
6,596	*	American Medical Systems Holdings, Inc	113,319
1,500		Analogic Corp	64,875
691	*	Animas Corp	13,965
2,371		Arrow International, Inc	81,444
2,692	*	Arthrocare Corp	76,722
1,743	*	Aspect Medical Systems, Inc	37,631
2,437	*	August Technology Corp	28,562
1,454		BEI Technologies, Inc	34,852
2,811		Biolase Technology, Inc	23,893
2,189	*	Bio-Rad Laboratories, Inc (Class A)	106,626
3,573	*	Bruker BioSciences Corp	12,577
2,200	*	Candela Corp	19,624
9,291	*	Cardiac Science, Inc	10,685
5,000	*	Cardiodynamics International Corp	14,600
5,335	*	Cepheid, Inc	51,589
900	*	Closure Medical Corp	24,030
5,000		Cognex Corp	124,400
3,816	*	Coherent, Inc	128,828
2,600		Cohu, Inc	41,470
3,420	*	Conceptus, Inc	26,676
3,858	*	Conmed Corp	116,203

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

11,672	*	Credence Systems Corp	$92,325
3,997	*	CTI Molecular Imaging, Inc	81,019
2,265	*	Cyberonics, Inc	100,045
856	*	Cyberoptics Corp	10,683
1,600		Datascope Corp	48,928
2,748	*	Depomed, Inc	10,827
2,400	*	Dionex Corp	130,800
2,301	*	DJ Orthopedics, Inc	57,640
3,014	*	DRS Technologies, Inc	128,095
2,000		EDO Corp	60,100
4,626	*	Encore Medical Corp	24,888
1,700	*	ESCO Technologies, Inc	136,595
800	*	Exactech, Inc	13,576
1,450	*	Excel Technology, Inc	35,641
692		E-Z-Em-Inc	8,249
1,251	*	Faro Technologies, Inc	29,449
3,021	*	FEI Co	69,936
3,523	*	Formfactor, Inc	79,761
600	*	Foxhollow Technologies, Inc	16,920
2,495	*	Haemonetics Corp	105,189
3,400	*	Hanger Orthopedic Group, Inc	20,230
2,100	*	Herley Industries, Inc	35,931
2,600	*	Hologic, Inc	82,875
1,300	*	ICU Medical, Inc	46,150
2,151	*	I-Flow Corp	34,050
2,994	*	II-VI, Inc	52,215
3,394	*	Illumina, Inc	27,424
652	*	Immunicon Corp	3,840
8,102	*	Input/Output, Inc	52,258
2,591	*	Integra LifeSciences Holding	91,255
1,000	*	Intralase Corp	16,740
4,301	*	Intuitive Surgical, Inc	195,566
3,310		Invacare Corp	147,725
1,548	*	Ista Pharmaceuticals, Inc	15,294
2,639	*	Itron, Inc	78,220
3,400	*	Ixia	60,486
1,500		Keithley Instruments, Inc	24,195
1,171	*	Kensey Nash Corp	31,711
1,900	*	KVH Industries, Inc	17,309
2,968	*	Kyphon, Inc	74,705
2,300	*	Laserscope	73,002
1,012	*	LeCroy Corp	17,336
8,895	*	Lexar Media, Inc	44,297
7,912	*	LTX Corp	35,129
1,351	*	Measurement Specialties, Inc	31,073
1,000	*	Medical Action Industries, Inc	18,900
5,300		Mentor Corp	170,130
3,146	*	Merit Medical Systems, Inc	37,721
1,500	*	Micro Therapeutics, Inc	5,790
2,700		Mine Safety Appliances Co	104,598
4,003	*	MKS Instruments, Inc	63,568
2,050	*	Molecular Devices Corp	38,950
1,900		Movado Group, Inc	35,150
2,597		MTS Systems Corp	75,391
6,493	*	Nanogen, Inc	22,596
5,307	*	Newport Corp	76,898
992	*	NuVasive, Inc	12,817

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,563		Oakley, Inc	$32,858
7,148	*	Orbital Sciences Corp	69,193
4,400	*	Orthologic Corp	22,264
5,310	*	Orthovita, Inc	18,054
1,620	*	Palomar Medical Technologies, Inc	43,691
2,200	*	Photon Dynamics, Inc	41,932
8,900	*	Pinnacle Systems, Inc	49,751
2,032	*	Possis Medical, Inc	17,008
4,863	*	RAE Systems, Inc	14,929
2,020	*	Rofin-Sinar Technologies, Inc	64,923
1,500	*	Rudolph Technologies, Inc	22,590
1,333	*	Sirf Technology Holdings, Inc	14,876
2,127	*	Sonic Innovations, Inc	11,869
2,600	*	Sonic Solutions, Inc	39,130
2,000	*	SonoSite, Inc	51,960
3,200	*	Star Scientific, Inc	16,928
8,811	*	Steris Corp	222,478
4,855	*	Sybron Dental Specialties, Inc	174,295
915		Sypris Solutions, Inc	9,808
5,275	*	Techne Corp	211,950
528		Tektronix, Inc	12,952
5,170	*	Thermogenesis	25,850
5,600	*	Thoratec Corp	68,432
6,366	*	Trimble Navigation Ltd	215,234
3,249	*	TriPath Imaging, Inc	22,873
1,300		United Industrial Corp	38,506
1,689	*	Urologix, Inc	7,752
4,356	*	Varian, Inc	165,049
3,500	*	Ventana Medical Systems, Inc	131,110
3,899	*	Viasys Healthcare, Inc	74,393
4,330	*	Viisage Technology, Inc	14,592
6,137	*	Visx, Inc	143,851
700		Vital Signs, Inc	27,923
700	*	Vnus Medical Technologies, Inc	8,106
3,436	*	Wright Medical Group, Inc	82,464
2,500		X-Rite, Inc	37,600
700		Young Innovations, Inc	25,655
1,200	*	Zoll Medical Corp	27,036
2,100	*	Zygo Corp	27,216

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	7,016,432

INSURANCE AGENTS, BROKERS AND SERVICE - 0.30%
2,000		Clark, Inc	30,960
1,400		Crawford & Co (Class B)	10,010
4,060		Hilb, Rogal & Hamilton Co	145,348
4,325		National Financial Partners Corp	172,135
30	*	United America Indemnity Ltd (Class A)	565
4,580	*	USI Holdings Corp	53,953

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	412,971

INSURANCE CARRIERS - 2.88%
2,800		21st Century Insurance Group	39,060
1,000		Affirmative Insurance Holdings, Inc	14,750
4,000		Alfa Corp	57,800

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,545		American Equity Investment Life Holding Co	$32,551
1,043	*	American Physicians Capital, Inc	35,744
6,264	*	AMERIGROUP Corp	229,012
5,003		AmerUs Group Co	236,392
3,036	*	Argonaut Group, Inc	64,424
1,000		Baldwin & Lyons, Inc (Class B)	25,940
1,895		Bristol West Holdings, Inc	29,373
5,200	*	Centene Corp	155,948
4,052	*	Ceres Group, Inc	22,002
3,708	*	Citizens, Inc	21,321
2,000	*	CNA Surety Corp	27,200
3,061		Commerce Group, Inc	189,721
5,865	*	Danielson Holdings Corp	101,171
3,125		Delphi Financial Group, Inc (Class A)	134,375
2,093		Direct General Corp	42,990
1,066		Donegal Group, Inc	19,369
689		EMC Insurance Group, Inc	13,132
2,000		FBL Financial Group, Inc (Class A)	56,000
1,081	*	FPIC Insurance Group, Inc	34,754
902		Great American Financial Resources, Inc	15,280
1,733		Harleysville Group, Inc	34,417
2,300	*	HealthExtras, Inc	38,295
5,500		Horace Mann Educators Corp	97,570
727		Independence Holding Co	13,108
2,680		Infinity Property & Casualty Corp	83,777
500		Kansas City Life Insurance Co	24,380
2,246		Landamerica Financial Group, Inc	112,367
1,056		Midland Co	33,275
1,288	*	Molina Healthcare, Inc	59,364
300	*	National Western Life Insurance Co (Class A)	51,282
999	*	Navigators Group, Inc	33,112
300		NYMAGIC, Inc	7,110
7,900	*	Ohio Casualty Corp	181,542
2,300	*	Philadelphia Consolidated Holding Corp	178,319
12,124		Phoenix Cos, Inc	154,945
1,006	*	Pico Holdings, Inc	26,065
3,100	*	PMA Capital Corp (Class A)	24,800
2,500		Presidential Life Corp	40,700
3,308	*	ProAssurance Corp	130,666
2,900		RLI Corp	120,205
1,200		Safety Insurance Group, Inc	37,152
3,602		Selective Insurance Group, Inc	166,520
3,003	*	Sierra Health Services, Inc	191,711
1,800		State Auto Financial Corp	47,916
2,161		Stewart Information Services Corp	81,081
2,400		Tower Group, Inc	32,016
1,200	*	Triad Guaranty, Inc	63,132
4,725		UICI	114,581
1,830		United Fire & Casualty Co	61,909
3,200	*	Universal American Financial Corp	55,360
5,053	*	Vesta Insurance Group, Inc	17,938
1,100	*	WellCare Health Plans, Inc	33,506
1,400		Zenith National Insurance Corp	72,604

		TOTAL INSURANCE CARRIERS	4,019,034

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

JUSTICE, PUBLIC ORDER AND SAFETY - 0.02%
1,073	*	Geo Group, Inc	$30,666

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	30,666

LEATHER AND LEATHER PRODUCTS - 0.29%
2,330		Brown Shoe Co, Inc	79,849
3,300		K-Swiss, Inc (Class A)	108,999
1,576	*	Steven Madden Ltd	26,303
400		Weyco Group, Inc	17,512
7,693		Wolverine World Wide, Inc	164,861

		TOTAL LEATHER AND LEATHER PRODUCTS	397,524

LEGAL SERVICES - 0.03%
1,216		Pre-Paid Legal Services, Inc	41,149

		TOTAL LEGAL SERVICES	41,149

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.20%
13,312	*	Laidlaw International, Inc	276,890

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	276,890

LUMBER AND WOOD PRODUCTS - 0.21%
1,300		American Woodmark Corp	47,164
9,000	*	Champion Enterprises, Inc	84,600
1,219		Deltic Timber Corp	47,663
1,000		Skyline Corp	38,490
2,000		Universal Forest Products, Inc	77,700

		TOTAL LUMBER AND WOOD PRODUCTS	295,617

METAL MINING - 0.35%
2,800		Cleveland-Cliffs, Inc	204,036
30,140	*	Coeur D'alene Mines Corp	110,614
14,511	*	Hecla Mining Co	79,520
2,300		Royal Gold, Inc	42,159
5,075	*	Stillwater Mining Co	49,989

		TOTAL METAL MINING	486,318

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.77%
4,103		Blyth, Inc	130,640
8,442		Callaway Golf Co	108,058
1,827	*	Daktronics, Inc	39,555
827		Escalade, Inc	11,272
10,770	*	Identix, Inc	54,389
3,154	*	Jakks Pacific, Inc	67,716
5,191	*	K2, Inc	71,376
3,575	*	Leapfrog Enterprises, Inc	40,576

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

3,591		Nautilus, Inc	$85,322
2,100	*	Oneida Ltd	5,250
1,200		Penn Engineering & Manufacturing Corp	21,660
2,043	*	RC2 Corp	69,462
982		Russ Berrie & Co, Inc	18,805
4,480	*	Shuffle Master, Inc	129,741
989	*	Steinway Musical Instruments, Inc	29,630
6,176		Yankee Candle Co, Inc	195,779

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,079,231

MISCELLANEOUS RETAIL - 1.04%
2,600	*	1-800-Flowers.com, Inc (Class A)	19,682
1,800	*	AC Moore Arts & Crafts, Inc	47,988
4,215	*	Alloy, Inc	24,784
2,573		Big 5 Sporting Goods Corp	63,553
1,000		Blair Corp	32,970
482	*	Blue Nile, Inc	13,327
1,100	*	Build-A-Bear Workshop, Inc	33,715
3,554		Cash America International, Inc	77,939
4,077	*	Coldwater Creek, Inc	75,343
3,900	*	Dick's Sporting Goods, Inc	143,247
6,680	*	Drugstore.com, Inc	17,235
50	bv*	FAO, Inc	-
900	b*	Friedman's, Inc (Class A)	1,179
2,200		Hancock Fabrics, Inc	16,368
2,971	*	Hibbett Sporting Goods, Inc	89,249
2,500	*	Jill (J.) Group, Inc	34,400
3,756		Longs Drug Stores Corp	128,530
1,500	*	Overstock.com, Inc	64,485
1,400	*	Party City Corp	20,496
900	*	PC Connection, Inc	5,283
1,022	*	PC Mall, Inc	12,693
2,993	*	Priceline.com, Inc	75,424
1,400	*	Sharper Image Corp	23,254
2,815	*	Sports Authority, Inc	77,413
2,000	*	Stamps.com, Inc	33,200
1,300	*	Systemax, Inc	7,072
2,500	*	Valuevision International, Inc (Class A)	30,925
2,782		World Fuel Services Corp	87,633
6,700	*	Zale Corp	199,124

		TOTAL MISCELLANEOUS RETAIL	1,456,511

MOTION PICTURES - 0.17%
1,036		Carmike Cinemas, Inc	38,622
7,313	*	Hollywood Entertainment Corp	96,312
3,100		Movie Gallery, Inc	88,908
1,800	*	Reading International, Inc	12,690

		TOTAL MOTION PICTURES	236,532

NONDEPOSITORY INSTITUTIONS - 0.68%
2,028	*	Accredited Home Lenders Holding Co	73,474

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

8,400		Advance America Cash Advance Centers, Inc	$130,032
2,597		Advanta Corp (Class A)	54,018
1,400		Ares Capital Corp	22,960
1,151		Asta Funding, Inc	24,367
1,874		Beverly Hills Bancorp, Inc	20,089
5,583		CharterMac	120,034
1,000	*	Collegiate Funding Services LLC	15,580
2,624	*	CompuCredit Corp	69,851
1,146	*	Credit Acceptance Corp	22,668
1,700	b*	DVI, Inc	2
1,716	*	Encore Capital Group, Inc	24,968
1,020		Federal Agricultural Mortgage Corp (Class C)	17,840
2,138		Financial Federal Corp	75,621
1,492	*	First Cash Financial Services, Inc	31,586
4,100		MCG Capital Corp	63,078
4,100	*	Metris Cos, Inc	47,519
995	*	Nelnet, Inc	31,671
1,996		NGP Capital Resources Co	32,096
700	*	United PanAm Financial Corp	14,273
2,000	*	World Acceptance Corp	51,040

		TOTAL NONDEPOSITORY INSTITUTIONS	942,767

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
2,849		Amcol International Corp	53,447
1,989		Compass Minerals International, Inc	50,620

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	104,067

OIL AND GAS EXTRACTION - 4.98%
359	*	Atlas America, Inc	12,985
1,546	*	Atwood Oceanics, Inc	102,871
2,300		Berry Petroleum Co (Class A)	118,335
1,700	*	Bill Barrett Corp	49,147
3,006	*	Brigham Exploration Co	27,745
4,222		Cabot Oil & Gas Corp (Class A)	232,843
4,900	*	Cal Dive International, Inc	221,970
1,465	*	Callon Petroleum Co	22,766
3,477	*	Cheniere Energy, Inc	224,301
5,197	*	Cimarex Energy Co	202,683
700	*	Clayton Williams Energy, Inc	18,130
4,500	*	Comstock Resources, Inc	129,330
2,659	*	Delta Petroleum Corp	38,662
7,044	*	Denbury Resources, Inc	248,160
2,045	*	Edge Petroleum Corp	33,865
3,053	*	Encore Acquisition Co	126,089
3,400	*	Energy Partners Ltd	88,298
6,476	*	Forest Oil Corp	262,278
4,059	*	FX Energy, Inc	46,435
10,000	*	Global Industries Ltd	94,000
23,900	*	Grey Wolf, Inc	157,262
9,514	*	Hanover Compressor Co	114,834
4,561	*	Harvest Natural Resources, Inc	54,230
6,358		Helmerich & Payne, Inc	252,349
1,698	*	Houston Exploration Co	96,701
6,259	b*	KCS Energy, Inc	96,138

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

16,762	*	Key Energy Services, Inc	$192,260
11,161	*	Magnum Hunter Resources, Inc	179,804
2,400	*	McMoRan Exploration Co	48,240
7,900	*	Meridian Resource Corp	40,764
5,389	*	Mission Resources Corp	38,154
10,500	*	Newpark Resources, Inc	61,845
3,100	*	Oceaneering International, Inc	116,250
12,000	*	Parker Drilling Co	69,000
2,300		Penn Virginia Corp	105,570
800	v*	PetroCorp, Inc (Escrow)	-
2,100	*	Petroleum Development Corp	79,149
9,914	*	Plains Exploration & Production Co	345,999
3,800	*	Quicksilver Resources, Inc	185,174
10,441		Range Resources Corp	243,902
2,800	*	Remington Oil & Gas Corp	88,256
1,850		RPC, Inc	28,102
2,400	*	Seacor Smit, Inc	153,000
4,622	*	Southwestern Energy Co	262,345
3,162	*	Spinnaker Exploration Co	112,346
3,700		St. Mary Land & Exploration Co	185,185
3,021	*	Stone Energy Corp	146,730
6,888	*	Superior Energy Services, Inc	118,474
3,600	*	Swift Energy Co	102,384
3,624	*	Syntroleum Corp	44,358
2,900	*	Tetra Technologies, Inc	82,476
1,426	*	Todco	36,848
2,600	*	Transmontaigne, Inc	20,800
4,785	*	Unit Corp	216,138
4,229	*	Veritas DGC, Inc	126,701
6,444		Vintage Petroleum, Inc	202,728
1,600		W&T Offshore, Inc	33,216
3,000	*	W-H Energy Services, Inc	71,790
3,381	*	Whiting Petroleum Corp	137,877

		TOTAL OIL AND GAS EXTRACTION	6,948,272

PAPER AND ALLIED PRODUCTS - 0.66%
3,760	*	Buckeye Technologies, Inc	40,608
3,646	*	Caraustar Industries, Inc	47,033
3,122		Chesapeake Corp	65,624
3,600		Glatfelter	53,100
8,465	*	Graphic Packaging Corp	37,331
1,681		Greif, Inc (Class A)	117,132
6,303		Longview Fibre Co	118,244
4,400	*	Playtex Products, Inc	39,600
1,989		Pope & Talbot, Inc	34,967
3,800		Potlatch Corp	178,866
3,800		Rock-Tenn Co (Class A)	50,540
1,900		Schweitzer-Mauduit International, Inc	63,745
5,600		Wausau-Mosinee Paper Corp	79,184

		TOTAL PAPER AND ALLIED PRODUCTS	925,974

PERSONAL SERVICES - 0.29%
5,516	b*	Alderwoods Group, Inc	68,619
1,100		Angelica Corp	30,800

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

3,191	*	Coinstar, Inc	$67,649
2,240		G & K Services, Inc (Class A)	90,250
4,800		Jackson Hewitt Tax Service, Inc	100,416
1,200		Unifirst Corp	47,880

		TOTAL PERSONAL SERVICES	405,614

PETROLEUM AND COAL PRODUCTS - 0.65%
2,600		ElkCorp	99,996
3,367		Frontier Oil Corp	122,088
1,422	*	Giant Industries, Inc	36,545
5,100	*	Headwaters, Inc	167,382
2,622		Holly Corp	97,722
8,300	*	Tesoro Corp	307,266
2,200		WD-40 Co	71,478

		TOTAL PETROLEUM AND COAL PRODUCTS	902,477

PRIMARY METAL INDUSTRIES - 2.13%
13,800	*	AK Steel Holding Corp	152,628
3,260	*	Aleris International, Inc	81,337
12,250		Allegheny Technologies, Inc	295,348
5,957		Belden CDT, Inc	132,305
2,500	*	Brush Engineered Materials, Inc	47,575
3,100		Carpenter Technology Corp	184,171
2,378	*	Century Aluminum Co	71,958
7,013	*	CommScope, Inc	104,914
2,726		Curtiss-Wright Corp	155,382
2,000	*	Encore Wire Corp	20,400
5,000	*	General Cable Corp	60,350
2,996		Gibraltar Industries, Inc	65,732
3,700	*	Lone Star Technologies, Inc	145,891
4,174		Matthews International Corp (Class A)	136,740
5,458	*	Maverick Tube Corp	177,440
4,400		Mueller Industries, Inc	123,860
2,003		NN, Inc	24,677
2,500	*	NS Group, Inc	78,525
4,397	*	Oregon Steel Mills, Inc	101,131
3,144		Quanex Corp	167,638
2,700	*	RTI International Metals, Inc	63,180
2,847		Ryerson Tull, Inc	36,072
2,499		Schnitzer Steel Industries, Inc (Class A)	84,291
4,721		Steel Dynamics, Inc	162,638
1,249		Steel Technologies, Inc	29,964
2,686		Texas Industries, Inc	144,373
850	*	Titanium Metals Corp	30,600
3,578		Tredegar Corp	60,325
1,102	*	Wheeling-Pittsburgh Corp	34,217

		TOTAL PRIMARY METAL INDUSTRIES	2,973,662

PRINTING AND PUBLISHING - 1.30%
8,155		American Greetings Corp (Class A)	207,789
3,200		Banta Corp	136,960
4,400		Bowne & Co, Inc	66,176
1,400	*	Consolidated Graphics, Inc	73,640

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

950		Courier Corp	$49,818
806		CSS Industries, Inc	29,459
3,200		Ennis, Inc	54,144
3,600		Harland (John H.) Co	123,696
7,045		Hollinger International, Inc	76,791
2,626		Journal Communications, Inc	43,460
5,771	*	Journal Register Co	96,376
1,600	*	Martha Stewart Living Omnimedia, Inc (Class A)	36,144
2,400	*	Playboy Enterprises, Inc (Class B)	30,960
16,242	*	Primedia, Inc	70,653
1,100		Pulitzer, Inc	70,103
12,654		Reader's Digest Association, Inc (Class A)	219,041
3,932	*	Scholastic Corp	145,051
1,500		Standard Register Co	18,900
1,288		Thomas Nelson, Inc	30,461
6,711	*	Valassis Communications, Inc	234,617

		TOTAL PRINTING AND PUBLISHING	1,814,239

RAILROAD TRANSPORTATION - 0.24%
2,795		Florida East Coast Industries	118,731
2,270	*	Genesee & Wyoming, Inc (Class A)	58,816
8,054	*	Kansas City Southern Industries, Inc	155,120

		TOTAL RAILROAD TRANSPORTATION	332,667

REAL ESTATE - 0.40%
649	*	Avatar Holdings, Inc	30,406
3,100	*	CB Richard Ellis Group, Inc	108,469
800		Consolidated-Tomoka Land Co	45,784
4,100	*	Jones Lang LaSalle, Inc	191,265
45	*	MI Developments, Inc (Class A)	1,429
400		Orleans Homebuilders, Inc	7,356
13,377		Stewart Enterprises, Inc (Class A)	82,268
4,100	*	Trammell Crow Co	84,337
600	*	ZipRealty, Inc	8,454

		TOTAL REAL ESTATE	559,768

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 1.02%
2,075	*	Applied Films Corp	47,974
4,715		Aptargroup, Inc	245,086
1,451		Bandag, Inc	68,168
8,311		Cooper Tire & Rubber Co	152,590
1,245	*	Deckers Outdoor Corp	44,496
19,538	*	Goodyear Tire & Rubber Co	260,832
3,736	*	Jarden Corp	171,408
2,922		Myers Industries, Inc	41,230
1,000		Quixote Corp	21,670
3,900		Schulman (A.), Inc	67,938
2,600	*	Skechers U.S.A., Inc (Class A)	40,248
3,186		Spartech Corp	63,242
1,347	*	Trex Co, Inc	59,820
6,648		Tupperware Corp	135,353

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,420,055

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

SECURITY AND COMMODITY BROKERS - 0.65%
3,108	*	Affiliated Managers Group, Inc	$192,789
1,400	*	Archipelago Holdings, Inc	24,780
879		BKF Capital Group, Inc	35,169
2,900		Calamos Asset Management, Inc (Class A)	78,068
968		Gabelli Asset Management, Inc (Class A)	43,221
800	*	GFI Group, Inc	21,464
700		Greenhill & Co, Inc	25,060
5,654	*	Investment Technology Group, Inc	98,945
14,279	*	Knight Trading Group, Inc	137,649
6,623	*	LaBranche & Co, Inc	61,594
944	*	Ladenburg Thalmann Financial Services, Inc	642
700	*	MarketAxess Holdings, Inc	7,819
2,578	*	Piper Jaffray Cos	94,329
1,500		Sanders Morris Harris Group, Inc	27,120
926	*	Stifel Financial Corp	20,187
2,000		SWS Group, Inc	32,060
200		Value Line, Inc	7,800

		TOTAL SECURITY AND COMMODITY BROKERS	908,696

SOCIAL SERVICES - 0.10%
3,300	*	Bright Horizons Family Solutions, Inc	111,342
2,061	*	Res-Care, Inc	25,783

		TOTAL SOCIAL SERVICES	137,125

SPECIAL TRADE CONTRACTORS - 0.36%
1,618		Chemed Corp	123,745
5,067	*	Comfort Systems U.S.A., Inc	39,269
6,213	*	Dycom Industries, Inc	142,837
2,000	*	EMCOR Group, Inc	93,640
4,300	*	Integrated Electrical Services, Inc	11,868
1,137	*	Layne Christensen Co	19,636
2,100	*	Matrix Service Co	9,135
8,888	*	Quanta Services, Inc	67,815

		TOTAL SPECIAL TRADE CONTRACTORS	507,945

STONE, CLAY, AND GLASS PRODUCTS - 0.50%
1,080		Ameron International Corp	38,880
1,327	*	Anchor Glass Container Corp	2,973
3,500		Apogee Enterprises, Inc	49,980
3,210	*	Cabot Microelectronics Corp	100,730
1,626		CARBO Ceramics, Inc	114,064
2,431		Eagle Materials, Inc	196,765
1,736		Libbey, Inc	36,456
2,441	*	U.S. Concrete, Inc	15,305
4,096	b*	USG Corp	135,823

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	690,976

TOBACCO PRODUCTS - 0.15%
3,270		Universal Corp (Virginia)	149,668

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

3,637		Vector Group Ltd	$55,937

		TOTAL TOBACCO PRODUCTS	205,605

TRANSPORTATION BY AIR - 0.69%
10,800	*	Airtran Holdings, Inc	97,740
3,400	*	Alaska Air Group, Inc	100,096
4,100	*	America West Holdings Corp (Class B)	22,263
8,183	*	Continental Airlines, Inc (Class B)	98,523
15,557	*	Delta Air Lines, Inc	63,006
4,800	*	ExpressJet Holdings, Inc	54,768
8,362	*	FLYi, Inc	10,620
2,805		Forward Air Corp	119,437
4,737	*	Frontier Airlines, Inc	49,644
3,700	*	Mesa Air Group, Inc	25,900
9,245	*	Northwest Airlines Corp	61,849
2,500	*	Offshore Logistics, Inc	83,300
2,281	*	Pinnacle Airlines Corp	24,224
664	*	Republic Airways Holdings, Inc	8,300
7,543		Skywest, Inc	140,224
53	b*	UAL Corp	52

		TOTAL TRANSPORTATION BY AIR	959,946

TRANSPORTATION EQUIPMENT - 1.56%
4,082	*	AAR Corp	55,515
1,390	*	Aftermarket Technology Corp	22,935
1,713		Arctic Cat, Inc	46,354
8,824		ArvinMeritor, Inc	136,507
7,029	*	BE Aerospace, Inc	84,348
3,208		Clarcor, Inc	166,688
1,778		Coachmen Industries, Inc	24,181
900	*	Ducommun, Inc	18,000
5,963		Federal Signal Corp	90,459
6,810	*	Fleetwood Enterprises, Inc	59,247
5,923	*	GenCorp, Inc	118,460
700		Greenbrier Cos, Inc	24,563
5,021	*	Hayes Lemmerz International, Inc	26,109
2,536		Heico Corp	50,974
2,514		Kaman Corp (Class A)	31,299
91	*	Magna International, Inc (Class A)	6,088
1,850		Marine Products Corp	31,098
3,285		Monaco Coach Corp	53,053
991		Noble International Ltd	22,456
935	*	Sequa Corp (Class A)	48,480
200	*	Sports Resorts International, Inc	664
1,549		Standard Motor Products, Inc	18,123
514	*	Strattec Security Corp	27,540
2,987		Superior Industries International, Inc	78,887
4,129	*	Teledyne Technologies, Inc	129,238
5,119	*	Tenneco Automotive, Inc	63,783
4,500		Thor Industries, Inc	134,595
4,703		Trinity Industries, Inc	132,483
1,998	*	Triumph Group, Inc	77,802
16,296	*	Visteon Corp	93,050
3,821		Wabash National Corp	93,232
5,433		Westinghouse Air Brake Technologies Corp	111,322
3,368		Winnebago Industries, Inc	106,429

		TOTAL TRANSPORTATION EQUIPMENT	2,183,962

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

TRANSPORTATION SERVICES - 0.42%
1,100		Ambassadors Group, Inc	$36,762
4,500	*	EGL, Inc	102,600
6,246		GATX Corp	207,305
972	*	HUB Group, Inc	60,915
2,000	*	Navigant International, Inc	27,320
4,000	*	Pacer International, Inc	95,560
4,700	*	RailAmerica, Inc	58,656

		TOTAL TRANSPORTATION SERVICES	589,118

TRUCKING AND WAREHOUSING - 0.85%
2,700		Arkansas Best Corp	102,006
2,055	*	Central Freight Lines, Inc	7,316
1,100	*	Covenant Transport, Inc (Class A)	19,360
5,800		Heartland Express, Inc	111,070
7,500	*	Landstar System, Inc	245,625
1,054	*	Marten Transport Ltd	22,482
2,023	*	Old Dominion Freight Line	63,016
3,538		Overnite Corp	113,181
800	*	P.A.M. Transportation Services	13,760
1,120	*	Quality Distribution, Inc	12,152
1,800	*	SCS Transportation, Inc	33,462
6,068	*	Swift Transportation Co, Inc	134,345
900	*	U.S. Xpress Enterprises, Inc (Class A)	14,715
3,596		USF Corp	173,543
6,154		Werner Enterprises, Inc	119,572

		TOTAL TRUCKING AND WAREHOUSING	1,185,605

WATER TRANSPORTATION - 0.46%
5,425		Alexander & Baldwin, Inc	223,510
1,900	*	Gulfmark Offshore, Inc	49,229
765	*	Hornbeck Offshore Services, Inc	19,171
2,800	*	Kirby Corp	117,684
3,451		Overseas Shipholding Group, Inc	217,102
929	*	Seabulk International, Inc	19,314

		TOTAL WATER TRANSPORTATION	646,010

WHOLESALE TRADE-DURABLE GOODS - 1.84%
900	*	1-800 Contacts, Inc	18,783
1,901	*	Action Performance Cos, Inc	25,150
3,400		Agilysys, Inc	66,844
1,600	*	Alliance Imaging, Inc	15,280
3,838	*	Anixter International, Inc	138,744
3,248		Applied Industrial Technologies, Inc	88,346
2,000	*	Audiovox Corp (Class A)	25,480
3,023	*	Aviall, Inc	84,644
2,000		Barnes Group, Inc	54,340
1,700	*	Beacon Roofing Supply, Inc	37,204
3,100	*	BioVeris Corp	16,368
2,360	*	Brightpoint, Inc	44,203
329		Compx International, Inc	5,586
1,500	*	Department 56, Inc	26,190

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,767	*	Digi International, Inc	$37,963
2,969	*	Global Imaging Systems, Inc	105,281
2,900		Handleman Co	54,984
2,100	*	Imagistics International, Inc	73,353
6,114	*	Insight Enterprises, Inc	107,362
1,026	*	Insurance Auto Auctions, Inc	28,574
1,140	*	INTAC International	14,364
1,900	*	Keystone Automotive Industries, Inc	44,004
4,700		Knight Transportation, Inc	115,949
700		Lawson Products, Inc	32,760
1,768	*	LKQ Corp	35,484
1,309	*	Merge Technologies, Inc	22,973
2,289		Metal Management, Inc	58,781
5,057	*	Microtek Medical Holdings, Inc	18,104
2,639	*	Navarre Corp	20,980
5,000		Owens & Minor, Inc	135,750
7,272		Pep Boys-Manny Moe & Jack	127,842
8,535	*	PSS World Medical, Inc	97,043
3,601		Reliance Steel & Aluminum Co	144,076
16,692	*	Safeguard Scientifics, Inc	23,703
1,600	*	Scansource, Inc	82,928
7,065		SCP Pool Corp	225,091
2,500	*	TBC Corp	69,650
2,900		Watsco, Inc	122,090
2,600	*	WESCO International, Inc	72,800
5,395	*	Zoran Corp	55,838

		TOTAL WHOLESALE TRADE-DURABLE GOODS	2,574,889

WHOLESALE TRADE-NONDURABLE GOODS - 1.82%
5,338		Acuity Brands, Inc	144,126
1,928	*	Advanced Marketing Services, Inc	11,568
7,689		Airgas, Inc	183,690
3,558	*	Allscripts Healthcare Solutions, Inc	50,879
1,650	*	Central European Distribution Corp	54,929
5,600		Chiquita Brands International, Inc	149,968
83	b*	Daisytek International Corp	-
5,984		DIMON, Inc	37,400
2,200		Getty Realty Corp	56,210
3,200	*	Hain Celestial Group, Inc	59,648
1,062		Kenneth Cole Productions, Inc (Class A)	30,947
400	*	Maui Land & Pineapple Co	17,160
4,079	*	Men's Wearhouse, Inc	172,175
2,594	*	Metals USA, Inc	50,816
1,600		Nash Finch Co	60,784
6,975		Nu Skin Enterprises, Inc (Class A)	157,007
1,063	*	Nuco2, Inc	27,957
5,990	*	Performance Food Group Co	165,803
8,107		Perrigo Co	155,249
1,000	*	Perry Ellis International, Inc	22,440
3,636	*	Priority Healthcare Corp (Class B)	78,647
761	*	Provide Commerce, Inc	21,978
4,100		Russell Corp	74,128
2,900	*	School Specialty, Inc	113,564
1,356	*	Smart & Final, Inc	16,489
1,200		Standard Commercial Corp	22,320

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

4,400		Stride Rite Corp	$58,520
4,000	*	Tractor Supply Co	174,600
5,002	*	United Natural Foods, Inc	143,207
4,300	*	United Stationers, Inc	194,575
2,006		Valhi, Inc	39,418

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,546,202

		TOTAL COMMON STOCKS	139,255,350
		(Cost $108,991,100)

		TOTAL PORTFOLIO -99.75%	$139,255,350
		(Cost $108,991,100)

		OTHER ASSETS AND LIABILITIES, NET - 0.25%	352,294

		NET ASSETS - 100.00%	$139,607,644

	*	Non-income producing
	b	In bankruptcy
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

PREFERRED STOCKS - 0.15%

CHEMICALS AND ALLIED PRODUCTS - 0.06%
990		Henkel KGaA	$89,744

		TOTAL CHEMICALS AND ALLIED PRODUCTS	89,744

INSTRUMENTS AND RELATED PRODUCTS - 0.01%
197		Fresenius Medical Care AG.	11,381

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	11,381

MOTION PICTURES - 0.01%
831		ProSieben SAT.1 Media AG.	15,617

		TOTAL MOTION PICTURES	15,617

TRANSPORTATION EQUIPMENT - 0.07%
131		Porsche AG.	95,342

		TOTAL TRANSPORTATION EQUIPMENT	95,342

		TOTAL PREFERRED STOCKS	212,084
		(Cost $166,664)

COMMON STOCKS - 99.45%

AGRICULTURAL SERVICES - 0.16%
1,782		Syngenta AG.	186,737
3,460		Yara International ASA	52,741

		TOTAL AGRICULTURAL SERVICES	239,478

AMUSEMENT AND RECREATION SERVICES - 0.34%
12,960		EMI Group plc	57,856
1,825		Gamesa Corp Tecnologica S.A.	24,312
2,650		OPAP S.A.	77,423
800		Oriental Land Co Ltd	52,356
800		Sankyo Co Ltd (Gunma)	38,818
1,100		Sega Sammy Holdings, Inc	67,053
8,671		TABCORP Holdings Ltd	112,886
6,587	*	William Hill plc	68,582

		TOTAL AMUSEMENT AND RECREATION SERVICES	499,286

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

APPAREL AND ACCESSORY STORES - 0.25%
336		Douglas Holding AG.	$12,362
1,000		Fast Retailing Co Ltd	60,677
7,912		Hennes & Mauritz AB (B Shs)	272,975
200		Shimamura Co Ltd	15,352

		TOTAL APPAREL AND ACCESSORY STORES	361,366

APPAREL AND OTHER TEXTILE PRODUCTS - 0.26%
2,392		Ansell Ltd	18,207
500		Aoyama Trading Co Ltd	13,533
463		Benetton Group S.p.A.	4,477
14,500		Esprit Holdings Ltd	98,999
2,000		Gunze Ltd	9,330
6,000		Kuraray Co Ltd	53,684
9,000		Mitsubishi Rayon Co Ltd	33,321
1,000		Nisshinbo Industries, Inc	8,162
3,000		Onward Kashiyama Co Ltd	44,400
2,000		Tokyo Style Co Ltd	22,045
10,000		Toyobo Co Ltd	24,402
2,000		Wacoal Corp	26,608
600		World Co Ltd	21,765

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	378,933

AUTO REPAIR, SERVICES AND PARKING - 0.09%
2,900		Aisin Seiki Co Ltd	66,156
30,000		ComfortDelgro Corp Ltd	30,376
1,500		NOK Corp	35,831

		TOTAL AUTO REPAIR, SERVICES AND PARKING	132,363

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.00%
200		Autobacs Seven Co Ltd	6,470

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	6,470

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.15%
4,000		Cheung Kong Infrastructure Holdings Ltd	11,488
9,764		Wolseley plc	204,426

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	215,914

BUSINESS SERVICES - 2.52%
477		Acciona S.A.	43,147
2,183		Adecco S.A. (Regd)	120,332
9,703		Aegis Group plc	18,702
500		Aeon Credit Service Co Ltd	33,844
300		Asatsu-DK, Inc	9,620
948	*	Atos Origin	64,252
4,764		Autostrade S.p.A.	123,645

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

1,116	*	Business Objects	$29,951
2,080	*	Cap Gemini S.A.	72,718
300		Capcom Co Ltd	2,937
11,031		Capita Group plc	78,374
3,274		Cintra Concesiones de Infraestructuras de Transporte S.A.	35,317
4,355		Computershare Ltd	18,899
1,100		CSK Corp	45,868
945		Dassault Systemes S.A.	44,705
2,000	*	Datacraft Asia Ltd	1,920
25		Dentsu, Inc	68,484
8,346		Deutsche Post AG. (Regd)	204,247
19		Dolmen Computer Applications	243
200		Fuji Soft ABC, Inc	6,133
4,903		Getronics NV	11,406
3		Goodwill Group, Inc	6,255
18,960		Group 4 Securicor plc	49,083
1,449		Haw Par Corp Ltd	4,612
28,502		Hays plc	71,630
200		Hitachi Software Engineering Co Ltd	3,768
2,095		Indra Sistemas S.A.	37,683
704		Intracom S.A.	3,532
781		ISS a/s	63,628
300		Itochu Techno-Science Corp	9,733
3,000		Keppel Land Ltd	4,184
900		Konami Corp	20,026
6,384		LogicaCMG plc	21,352
300		Meitec Corp	10,490
5,350		Misys plc	22,392
600		Namco Ltd	7,814
5		NET One Systems Co Ltd	12,855
200		Nomura Research Institute Ltd	18,699
23		NTT Data Corp	79,562
300		Obic Co Ltd	58,676
300		Oracle Corp Japan	13,912
1,739		Public Power Corp	50,264
2,118		Publicis Groupe S.A.	65,183
80		Rakuten, Inc	69,933
771		Randstad Holdings NV	34,410
30,168		Rentokil Initial plc	92,349
23,886		Reuters Group plc	184,151
21,293		Sage Group plc	80,973
3,417		SAP AG.	552,049
4,000		Secom Co Ltd	166,791
4,929		Securitas AB (B Shs)	79,080
1,600		Seiko Epson Corp	59,536
3,788		Serco Group plc	17,483
72		SGS S.A.	52,071
1,381		Tietoenator Corp	47,329
700		TIS, Inc	27,421
1,450	*	Tiscali S.p.A.	5,164
17,000		Tokyu Corp	88,846
100		Trans Cosmos, Inc	3,777
1,500		Trend Micro, Inc	64,650
18,000		Wharf Holdings Ltd	56,889
2,247		WM-Data AB (B Shs)	5,583
19,748		WPP Group plc	224,828
38	*	Yahoo! Japan Corp	89,174
18	*	Yahoo! Japan Corp (When Issued)	42,408

		TOTAL BUSINESS SERVICES	3,714,972

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

CHEMICALS AND ALLIED PRODUCTS - 10.18%
4,530		Akzo Nobel NV	$207,355
100		Alfresa Holdings Corp	4,142
22,000		Asahi Kasei Corp	108,601
7,217		Astellas Pharma, Inc	244,930
27,515		AstraZeneca plc (United Kingdom)	1,084,559
8,631		BASF AG.	613,473
10,955		Bayer AG.	362,633
280		Beiersdorf AG.	31,332
8,273		BOC Group plc	159,297
12,342		Boots Group plc	145,409
4,700		Chugai Pharmaceutical Co Ltd	72,372
3,397		CSL Ltd	89,816
6,000		Daicel Chemical Industries Ltd	33,096
4,200		Daiichi Pharmaceutical Co Ltd	98,560
12,000		Dainippon Ink & Chemicals, Inc	32,872
4,000		Denki Kagaku Kogyo KK	14,510
1,262		DSM NV	89,143
4,400		Eisai Co Ltd	149,738
6,507	*	Elan Corp plc	20,296
117		Givaudan S.A. (Regd)	75,389
97,107		GlaxoSmithKline plc	2,225,773
1,800		Hitachi Chemical Co Ltd	32,244
19,823		Imperial Chemical Industries plc	100,199
2,000		Ishihara Sangyo Kaisha Ltd	4,637
3,000		JSR Corp	59,321
4,000		Kaneka Corp	44,278
5,000		Kansai Paint Co Ltd	31,040
8,000		Kao Corp	184,368
5,000		Kingboard Chemical Holdings Ltd	14,937
6,000		Kyowa Hakko Kogyo Co Ltd	46,055
1,819		L'Air Liquide S.A.	335,461
667	*	Lanxess	13,783
630		Lonza Group AG. (Regd)	38,691
5,070		L'Oreal S.A.	406,885
800		MEDICEO Holdings Co Ltd	10,658
843		Merck KGaA	60,258
29,000		Mitsubishi Chemical Corp	92,726
3,000		Mitsubishi Gas Chemical Co, Inc	14,108
9,000		Mitsui Chemicals, Inc	50,402
1,000		Nippon Kayaku Co Ltd	5,797
1,000		Nippon Shokubai Co Ltd	9,069
1,000		Nissan Chemical Industries Ltd	8,648
39,343		Novartis AG. (Regd)	1,841,882
4,013		Novo Nordisk a/s (B Shs)	224,026
876		Novozymes a/s	43,095
164		Omega Pharma S.A.	8,479
4,536		Orica Ltd	64,036
612		Orion Oyj	9,401
2,202	*	Qiagen NV	26,157
10,267		Reckitt Benckiser plc	326,317
11,709		Roche Holding AG. (Genusscheine)	1,259,413
6,200		Sankyo Co Ltd	131,002
16,243		Sanofi-Aventis	1,373,219
2,751		Schering AG.	182,914
2,058	*	SciGen Ltd	81
7,000		Sekisui Chemical Co Ltd	50,982

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

108		Serono S.A. (B Shs)	$78,651
6,000		Shin-Etsu Chemical Co Ltd	227,749
4,000		Shionogi & Co Ltd	55,273
5,000		Shiseido Co Ltd	66,146
17,000		Showa Denko KK	44,662
898	*	SNIA S.p.A.	294
1,057		Solvay S.A.	126,314
1,347	*	Sorin S.p.A.	4,315
1,000		Sumitomo Bakelite Co Ltd	6,255
22,000		Sumitomo Chemical Co Ltd	109,013
400		Suzuken Co Ltd	9,873
2,000		Taisho Pharmaceutical Co Ltd	42,633
4,000		Taiyo Nippon Sanso Corp	23,485
14,800		Takeda Pharmaceutical Co Ltd	707,068
15,000		Teijin Ltd	64,230
20,000		Toray Industries, Inc	89,940
7,000		Tosoh Corp	34,686
15,000		UBE Industries Ltd	30,993
1,459		UCB S.A.	70,785
6,273		Wesfarmers Ltd	192,838
2,509		Zeltia S.A.	21,065
1,000		Zeon Corp	7,498

		TOTAL CHEMICALS AND ALLIED PRODUCTS	14,981,631

COMMUNICATIONS - 7.99%
324		Antena 3 Television S.A.	26,507
2,713		Belgacom S.A.	112,478
20,860		British Sky Broadcasting Group plc	228,816
142,267		BT Group plc	552,441
39,251		Cable & Wireless plc	95,863
1,000		COMSYS Holdings Corp	8,405
1,930		Cosmote Mobile Telecommunications S.A.	34,163
45,474		Deutsche Telekom AG. (Regd)	910,144
4,843		Eircom Group plc	12,777
2,366		Elisa Oyj	40,282
247,050		Ericsson (LM) (B Shs)	698,020
24,670		France Telecom S.A.	740,641
9		Fuji Television Network, Inc	21,288
3,000		Fujikura Ltd	13,183
3,663		GN Store Nord	42,175
4,094		Hellenic Telecommunications Organization S.A.	72,469
13,000	*	Hutchison Telecommunications International Ltd	12,418
1,200		i-CABLE Communications Ltd	435
50,000		ITV plc	120,462
36,154		KPN NV	324,214
1,933	*	Marconi Corp plc	19,687
9,843		Mediaset S.p.A.	141,996
609	*	Modern Times Group AB (B Shs)	18,504
87		Nippon Telegraph & Telephone Corp	381,479
337		NTT DoCoMo, Inc	567,128
12,637		Portugal Telecom SGPS S.A. (Regd)	148,470
515		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	12,884
1,815		Publishing & Broadcasting Ltd	21,607
67,622		Seat Pagine Gialle S.p.A.	28,255
110,214		Singapore Telecommunications Ltd	172,408

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

968		Sky Network Television Ltd	$4,438
1,975		Societe Television Francaise 1 (T.F.1)	62,630
630	*	Sogecable S.A.	25,292
441		Swisscom AG. (Regd)	162,244
2,239		Tandberg ASA	23,491
1,650		Tele2 AB (B Shs)	54,702
32,367		Telecom Corp of New Zealand Ltd	139,841
217,848		Telecom Italia S.p.A.	828,144
74,336		Telefonica S.A.	1,298,449
5,833		Telekom Austria AG.	114,471
13,120		Telenor ASA	118,434
3,000		Television Broadcasts Ltd	15,117
35,063		TeliaSonera AB	209,088
35,255		Telstra Corp Ltd	138,812
21,085		TIM S.p.A.	141,537
300		Tokyo Broadcasting System, Inc	5,862
620,000		Vodafone Group plc	1,646,029
44,829		Vodafone Group plc (Spon ADR)	1,190,658

		TOTAL COMMUNICATIONS	11,758,838

DEPOSITORY INSTITUTIONS - 17.94%
5,000		77 Bank Ltd	36,322
26,962		ABN Amro Holding NV	670,688
14,434		Allied Irish Banks plc	302,960
3,324		Alpha Bank S.A.	112,580
7,000	v*	Ashikaga Financial Group, Inc	-
30,343	*	Australia & New Zealand Banking Group Ltd	483,989
3,843		Banca Antonveneta S.p.A.	124,864
4,901		Banca Fideuram S.p.A.	25,128
60,626		Banca Intesa S.p.A.	308,867
8,428		Banca Intesa S.p.A. (Rnc)	38,830
18,363		Banca Monte dei Paschi di Siena S.p.A.	61,931
27,521	*	Banca Nazionale del Lavoro S.p.A.	88,704
6,571		Banca Popolare di Milano	62,982
5,614		Banche Popolari Unite Scrl	118,053
53,687		Banco Bilbao Vizcaya Argentaria S.A.	876,365
5,699		Banco BPI S.A. (Regd)	23,331
35,287		Banco Comercial Portugues S.A. (Regd)	96,308
1,750		Banco Espirito Santo S.A. (Regd)	30,477
6,171		Banco Popolare di Verona e Novara Scrl	115,410
2,836		Banco Popular Espanol	183,922
99,024		Banco Santander Central Hispano S.A.	1,208,460
613		Bank Austria Creditanstalt AG.	60,548
22,157		Bank of East Asia Ltd	63,778
10,000		Bank of Fukuoka Ltd	62,921
1,325		Bank of Ireland (Dublin)	20,923
14,793		Bank of Ireland (London)	234,169
21,000	*	Bank of Yokohama Ltd	128,403
107,154		Barclays plc	1,095,406
10,635	*	Bayerische Hypo-und Vereinsbank AG.	260,817
13,270		BNP Paribas	942,513
61,500		BOC Hong Kong Holdings Ltd	113,154
23,910		Capitalia S.p.A.	124,842
13,000		Chiba Bank Ltd	84,349
648	*	Commercial Bank of Greece	17,163
7,473		Commerzbank AG.	162,584
21,229		Commonwealth Bank of Australia	574,103

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

11,051		Credit Agricole S.A.	$301,180
18,951		Credit Suisse Group	816,456
7,283		Danske Bank a/s	211,863
20,000		DBS Group Holdings Ltd	180,683
5,883		Depfa Bank plc	93,279
8,158		Deutsche Bank AG. (Regd)	705,599
10,414		Dexia	248,359
11,059		DNB NOR Holding ASA	113,403
3,102		EFG Eurobank Ergasias S.A.	95,708
2,012		Erste Bank Der Oesterreichischen Sparkassen AG.	105,511
2,630		FinecoGroup S.p.A.	23,243
19,473		Fortis	556,272
6,000		Gunma Bank Ltd	34,723
12,700		Hang Seng Bank Ltd	168,533
17,000		Hokuhoku Financial Group, Inc	51,655
184,223		HSBC Holdings plc (United Kingdom)	2,913,660
11,000		Joyo Bank Ltd	59,340
3,052		KBC Groupe S.A.	258,023
93,214		Lloyds TSB Group plc	841,935
3,700		Macquarie Bank Ltd	137,468
78		Mitsubishi Tokyo Financial Group, Inc	678,197
9,000		Mitsui Trust Holdings, Inc	89,697
129		Mizuho Financial Group, Inc	611,472
25,853		National Australia Bank Ltd	566,960
4,419		National Bank of Greece S.A.	149,896
35,429		Nordea Bank AB (Sweden)	359,662
17,000		Oversea-Chinese Banking Corp Ltd	142,242
2,790		Piraeus Bank S.A.	50,764
74,000	*	Resona Holdings, Inc	148,747
52,847		Royal Bank of Scotland Group plc	1,681,636
18,110		Sanpaolo IMI S.p.A.	284,323
17,000		Shinsei Bank Ltd	96,952
9,000		Shizuoka Bank Ltd	91,128
7,860		Skandinaviska Enskilda Banken (A Shs)	149,540
5,556		Societe Generale (A Shs)	578,751
73		Sumitomo Mitsui Financial Group Inc	495,494
22,000		Sumitomo Trust & Banking Co Ltd	143,773
9,033		Suncorp-Metway Ltd	135,767
2,000		Suruga Bank Ltd	17,820
8,666		Svenska Handelsbanken AB (A Shs)	205,478
17,818		UBS AG. (Regd)	1,509,873
66		UFJ Holdings, Inc	348,018
73,673		UniCredito Italiano S.p.A.	433,743
20,000		United Overseas Bank Ltd	174,620
29,718		Westpac Banking Corp	437,469

		TOTAL DEPOSITORY INSTITUTIONS	26,414,759

EATING AND DRINKING PLACES - 0.37%
1,907		Autogrill S.p.A.	28,601
35,872		Compass Group plc	163,698
5,823		Enterprise Inns plc	84,834
8,722		Mitchells & Butlers plc	56,777
4,166		Punch Taverns plc	54,160
200		Saizeriya Co Ltd	2,896
700		Skylark Co Ltd	11,839
1,590		Sodexho Alliance S.A.	53,128
36		Valora Holding AG.	8,238

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

4,971		Whitbread plc	$87,498

		TOTAL EATING AND DRINKING PLACES	551,669

EDUCATIONAL SERVICES - 0.03%
1,200		Benesse Corp	40,838

		TOTAL EDUCATIONAL SERVICES	40,838

ELECTRIC, GAS, AND SANITARY SERVICES - 5.84%
569		Aguas de Barcelona S.A. (A Shs)	12,342
7,609		Australian Gas Light Co Ltd	83,580
58,902		BG Group plc	457,726
63,745		Centrica plc	277,944
11,100		Chubu Electric Power Co, Inc	267,226
32,000		CLP Holdings Ltd	182,169
2,898		Contact Energy Ltd	13,430
10,380		E.ON AG.	892,927
13,754	*	Edison S.p.A.	28,100
457		Electrabel S.A.	205,563
2,300		Electric Power Development Co	70,961
15,881		Endesa S.A.	358,099
60,970		Enel S.p.A.	584,789
33,550		Energias de Portugal S.A.	93,747
27		Exmar NV	1,790
2,612		Gas Natural SDG S.A.	75,294
3,000		Hokkaido Electric Power Co, Inc	61,144
60,000		Hong Kong & China Gas Co Ltd	118,087
23,000		Hong Kong Electric Holdings Ltd	102,329
12,772		Iberdrola S.A.	334,970
24,524		International Power plc	83,065
11,800		Kansai Electric Power Co, Inc	237,192
6,261		Kelda Group plc	70,748
1,000		Kurita Water Industries Ltd	15,763
6,700		Kyushu Electric Power Co, Inc	142,820
51,469		National Grid Transco plc	476,796
1,342		NGC Holdings Ltd	2,937
103		Oest Elektrizitatswirts (A Shs)	23,426
34,000		Osaka Gas Co Ltd	104,899
276		Puma AG. Rudolf Dassler Sport	69,276
7,535		RWE AG.	456,837
14,293		Scottish & Southern Energy plc	238,076
31,049		Scottish Power plc	239,961
5,582		Severn Trent plc	96,512
14,664		Snam Rete Gas S.p.A.	81,854
1,900	*	Sojitz Holdings Corp	9,379
13,401		Suez S.A.(France)	361,569
7,100		Tohoku Electric Power Co, Inc	131,897
19,100		Tokyo Electric Power Co, Inc	464,286
43,000		Tokyo Gas Co Ltd	173,672
1,666		Tomra Systems ASA	7,467
3,554		Union Fenosa S.A.	105,820
9,258		United Utilities plc	110,387
3,087		United Utilities plc (A Shs)	26,279
16,978		Vivendi Universal S.A.	521,407

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

29		West Japan Railway Co	$118,484

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	8,593,026

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.09%
31,054	*	ABB Ltd	193,583
1,100		Advantest Corp	84,536
392	*	Aixtron AG.	1,702
20,372	*	Alcatel S.A.	247,820
3,000		Alps Electric Co Ltd	47,878
72,541	*	Alstom	62,223
13,672		ARM Holdings plc	27,191
1,500		ASM Pacific Technology Ltd	6,462
8,059	*	ASML Holding NV	136,475
105		Bang & Olufsen a/s	7,052
197		Barco NV	16,053
10,000	*	Chartered Semiconductor Manufacturing Ltd	6,002
4,016		Electrocomponents plc	18,782
4,741		Electrolux AB Series B	110,730
466	*	Epcos AG.	6,456
2,400		Fisher & Paykel Appliances Holdings Ltd	5,082
7,700		Fisher & Paykel Healthcare Corp	16,414
300		Fuji Machine Manufacturing Co Ltd	2,998
31,000		Fujitsu Ltd	186,649
11,000	*	Furukawa Electric Co Ltd	50,496
240		Germanos S.A.	7,405
600		Hirose Electric Co Ltd	61,425
10,488	*	Infineon Technologies AG.	100,867
14,000		Johnson Electric Holdings Ltd	12,655
5,321		Kesa Electricals plc	30,390
7,484		Kidde plc	23,617
21,934		Koninklijke Philips Electronics NV	605,763
270		Kudelski S.A. (Br)	9,775
2,700		Kyocera Corp	193,110
300		Mabuchi Motor Co Ltd	18,063
37,000		Matsushita Electric Industrial Co Ltd	546,559
4,000		Matsushita Electric Works Ltd	34,517
306	*	Micronas Semiconductor Holdings, Inc	12,811
30,000		Mitsubishi Electric Corp	155,666
473		Mobistar S.A.	41,648
3,800		Murata Manufacturing Co Ltd	204,282
27,000		NEC Corp	163,575
700		NEC Electronics Corp	32,723
2,000		NGK Spark Plug Co Ltd	20,737
2,700		Nitto Denko Corp	141,866
77,727		Nokia Oyj	1,208,174
8,000		Oki Electric Industry Co Ltd	33,807
2,500		Pioneer Corp	45,087
300		Rinnai Corp	7,629
1,700		Rohm Co Ltd	164,501
3,000		Sanken Electric Co Ltd	39,379
25,000		Sanyo Electric Co Ltd	78,067
3,692		Schneider Electric S.A.	290,058
16,000		Sharp Corp	242,633
15,400		Sony Corp	614,791
2,500		Stanley Electric Co Ltd	37,958

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		VALUE

9,801	STMicroelectronics NV	$163,554
12,000	Sumitomo Electric Industries Ltd	128,010
1,000	Taiyo Yuden Co Ltd	10,854
1,900	TDK Corp	130,385
16,666	Terna S.p.A.	44,403
3,872	Thomson	104,671
2,900	Tokyo Electron Ltd	165,660
49,000	Toshiba Corp	205,236
189	Unaxis Holding AG. (Regd)	26,640
2,000	Uniden Corp	41,604
2,000	Venture Corp Ltd	16,128
2,700	Yamaha Corp	39,051

	TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	7,490,318

ENGINEERING AND MANAGEMENT SERVICES - 0.06%
9,000	SembCorp Industries Ltd	10,586
23,000	Singapore Technologies Engineering Ltd	35,700
2,769	Vedior NV	49,375

	TOTAL ENGINEERING AND MANAGEMENT SERVICES	95,661

FABRICATED METAL PRODUCTS - 0.42%
14,661	Amcor Ltd	81,202
4,912	Assa Abloy AB (B Shs)	69,741
128	Boehler-Uddeholm AG.	17,510
4,047	European Aeronautic Defense & Space Co	121,288
59	Geberit AG. (Regd)	43,363
12,036	GKN plc	57,711
1,000	Hitachi Cable Ltd	4,114
4,100	JS Group Corp	75,437
3,373	Novar plc	11,871
800	SMC Corp	90,725
2,400	Toyo Seikan Kaisha Ltd	44,675

	TOTAL FABRICATED METAL PRODUCTS	617,637

FOOD AND KINDRED PRODUCTS - 4.21%
10,000	Ajinomoto Co, Inc	122,289
100	Ariake Japan Co Ltd	2,506
6,500	Asahi Breweries Ltd	84,410
34,469	Cadbury Schweppes plc	345,528
308	Carlsberg a/s	15,313
239	Carlsberg a/s (A Shs)	11,112
8,658	Coca-Cola Amatil Ltd	57,464
1,770	Coca-Cola Hellenic Bottling Co S.A.	44,627
400	Coca-Cola West Japan Co Ltd	9,424
851	Danisco a/s	57,751
1,324	DCC plc	30,870
50,196	Diageo plc	707,583
33,356	Foster's Group Ltd	132,367
1,800	Fraser & Neave Ltd	16,589
1,643	Greencore Group plc	6,897
4,021	Groupe Danone	401,087
4,083	Heineken NV	141,842

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

154		Hermes International	$31,083
600		House Foods Corp	8,684
2,939		InBev NV	103,169
300		Ito En Ltd	14,613
22,670		J. Sainsbury plc	123,907
400		Katokichi Co Ltd	2,954
800	*	Katokichi Co Ltd (When Issued)	5,864
2,166		Kerry Group (Class A)	52,500
3,000		Kikkoman Corp	30,151
12,000		Kirin Brewery Co Ltd	117,240
4,897		Lion Nathan Ltd	27,464
4,083		LVMH Moet Hennessy Louis Vuitton S.A.	306,183
2,000		Meiji Dairies Corp	11,257
3,000		Meiji Seika Kaisha Ltd	14,978
6,725		Nestle S.A. (Regd)	1,846,427
2,000		Nichirei Corp	7,610
3,000		Nippon Meat Packers, Inc	38,117
3,000		Nisshin Seifun Group, Inc	31,975
1,300		Nissin Food Products Co Ltd	34,092
3,185		Orkla ASA	117,021
3,592	v*	Parmalat Finanziaria S.p.A.	-
822		Pernod-Ricard	115,057
900		Q.P. Corp	7,909
2,495	*	Royal Numico NV	102,337
6,536		Sampo Oyj (A Shs)	95,139
2,000		Sapporo Holdings Ltd	9,387
13,415		Scottish & Newcastle plc	116,732
1,853		Singapore Food Industries Ltd	1,180
1,000	*	Snow Brand Milk Products Co Ltd	3,310
10,547		Southcorp Ltd	34,511
536		Suedzucker AG.	10,811
1,000		Takara Holdings, Inc	7,021
6,848		Tate & Lyle plc	68,776
2,000		Toyo Suisan Kaisha Ltd	31,320
46,067		Unilever plc	455,262
1,000		Yakult Honsha Co Ltd	19,306
1,000		Yamazaki Baking Co Ltd	9,461

		TOTAL FOOD AND KINDRED PRODUCTS	6,200,467

FOOD STORES - 1.73%
244		Axfood AB	5,976
9,548		Carrefour S.A.	508,027
545		Casino Guichard-Perrachon S.A.	45,934
19,530		Coles Myer Ltd	142,161
293		Colruyt S.A. Rts	45,619
1,171		Delhaize Group	80,432
1,200		FamilyMart Co Ltd	35,452
5,600		Ito-Yokado Co Ltd	224,084
353	*	Jeronimo Martins SGPS S.A.	5,391
1,100		Lawson, Inc	40,520
25,891	*	Royal Ahold NV	217,374
6,100		Seven-Eleven Japan Co Ltd	179,076
129,076		Tesco plc	771,949
3,000		UNY Co Ltd	36,126
17,391		Woolworths Ltd	215,918

		TOTAL FOOD STORES	2,554,039

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

FURNITURE AND FIXTURES - 0.01%
6,191		MFI Furniture Group plc	$13,687

		TOTAL FURNITURE AND FIXTURES	13,687

FURNITURE AND HOMEFURNISHINGS STORES - 0.26%
45,000		Hitachi Ltd	280,198
150		Nitori Co Ltd	9,705
800		Shimachu Co Ltd	20,942
1,300		Yamada Denki Co Ltd	68,306

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	379,151

GENERAL BUILDING CONTRACTORS - 0.72%
3,000		Allgreen Properties Ltd	2,146
2,740		Amec plc	16,516
4,001		Barratt Developments plc	49,860
1,047		Bellway plc	17,410
1,186	*	Berkeley Group Holdings plc	18,164
3,327		Bouygues S.A.	132,226
1,600		Daito Trust Construction Co Ltd	67,315
10,000		Daiwa House Industry Co Ltd	115,183
7,641		Fletcher Building Ltd	36,172
532		Imerys S.A.	40,309
1,169		Leighton Holdings Ltd	9,224
783		NH Hoteles S.A.	10,095
2,000		Nishimatsu Construction Co Ltd	7,592
9,000		Obayashi Corp	55,619
4,487		Persimmon plc	64,056
8,000		Shimizu Corp	41,062
6,175		Skanska AB (B Shs)	74,961
7,000		Sumitomo Realty & Development Co Ltd	84,686
14,000		Taisei Corp	52,618
9,482		Taylor Woodrow plc	54,826
950		Titan Cement Co S.A.	31,583
4,000		Toda Corp	19,746
6,508		Wimpey (George) plc	54,109

		TOTAL GENERAL BUILDING CONTRACTORS	1,055,478

GENERAL MERCHANDISE STORES - 0.75%
9,600		Aeon Co Ltd	162,543
2,000	*	Daiei, Inc	4,114
2,000		Daimaru, Inc	17,857
14,000		Giordano International Ltd	9,514
5,236	*	Hagemeyer NV	13,338
1,000		Hankyu Department Stores, Inc	7,816
2,800		Isetan Co Ltd	36,571
382		KarstadtQuelle AG.	3,843
991		Kesko Oyj (B Shs)	25,527
39,038		Kingfisher plc	213,000
27,436		Marks & Spencer Group plc	179,377
5,300		Marui Co Ltd	71,403

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

2,431		Metro AG.	$130,833
7,000		Mitsukoshi Ltd	36,649
1,122		Pinault-Printemps-Redoute S.A.	120,302
9,579		Sonae SPGS S.A.	14,441
5,000		Takashimaya Co Ltd	51,327
1,000		Warehouse Group Ltd	2,830
8,756	*	Waterford Wedgwood plc (Units)	432

		TOTAL GENERAL MERCHANDISE STORES	1,101,717

HEALTH SERVICES - 0.12%
756	*	Capio AB	11,485
272		Coloplast a/s (B Shs)	14,188
287	*	Elekta AB	10,391
2,668		Getinge AB (B Shs)	39,964
1,432		Intertek Group plc	20,930
200		Nichii Gakkan Co	6,039
4,000		Parkway Holdings Ltd	3,953
4,077		Sonic Healthcare Ltd	38,003
129		Straumann Holding AG.	28,032

		TOTAL HEALTH SERVICES	172,985

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.52%
3,858		Abertis Infraestructuras S.A.	87,395
4,411		ACS Actividades Cons y Serv	109,496
1,155		Autoroutes du Sud de La France	58,738
3,719		Balfour Beatty plc	21,961
6,001		Brisa-Auto Estradas de Portugal S.A.	50,773
762		Fomento de Construcciones y Contratas S.A.	39,049
1,052		Grupo Ferrovial S.A.	59,734
678		Hellenic Technodomiki Tev S.A.	3,102
600	*	Hopewell Highway Infrastructure Ltd	115
4,000		JGC Corp	43,755
12,000		Kajima Corp	49,701
2,000		Okumura Corp	12,191
629		Technical Olympic S.A.	3,875
8,989		Transurban Group	49,091
82	*	VA Technologie AG.	6,714
1,214		Vinci S.A.	175,448

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	771,138

HOLDING AND OTHER INVESTMENT OFFICES - 1.32%
2,000		CapitaCommercial Trust	1,734
5,000		CapitaMall Trust	6,184
420		Castellum AB	13,775
8,700		Compagnie Financiere Richemont AG. (Units) (A Shs)	274,088
729		Corio NV	40,863
1,207		Great Portland Estates plc	7,475
36,000		Hutchison Whampoa Ltd	305,795
4,001	*	IMMOFINANZ Immobilien Anlagen AG.	36,555
6,826		ING Industrial Fund	10,772
24,045		Investa Property Group	38,688
5		Japan Real Estate Investment Corp	40,903
5		Japan Retail Fund Investment Corp	39,828

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

8,800		JFE Holdings, Inc	$245,999
7,783		Land Securities Group plc	190,158
5,980		Lend Lease Corp Ltd	58,285
2,414		London Stock Exchange plc	20,698
32,283		Macquarie Infrastructure Group	89,901
6		Nippon Building Fund, Inc	51,384
147		Nobel Biocare Holding AG.	31,049
747		Rodamco Europe NV	56,017
1,113		Schroders plc	14,869
3,800	*	Softbank Corp	157,031
423	*	Stockland (New)	1,891
16,000		Sumitomo Corp	137,472
346		Wereldhave NV	35,525
1,375		Wihlborgs Fastigheter AB	31,919
3,500		Wing Tai Holdings Ltd	1,974

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	1,940,832

HOTELS AND OTHER LODGING PLACES - 0.35%
3,271		Accor S.A.	160,524
5,168		Aristocrat Leisure Ltd	40,697
26,289		Hilton Group plc	149,524
10,513		Intercontinental Hotels Group plc	122,669
1,000		Overseas Union Enterprise Ltd	4,941
16,153		Shangri-La Asia Ltd	23,610
4,330		Sky City Entertainment Group Ltd	15,188

		TOTAL HOTELS AND OTHER LODGING PLACES	517,153

INDUSTRIAL MACHINERY AND EQUIPMENT - 1.31%
1,996		Aggreko plc	6,789
1,396		Alfa Laval AB	22,992
6,000		Amada Co Ltd	37,023
2,000		Amano Corp	22,457
3,196		Atlas Copco AB (B Shs)	140,442
450		Creative Technology Ltd	4,338
3,400		Daikin Industries Ltd	85,826
5,000		Dainippon Screen Manufacturing Co Ltd	33,891
31,872		Dixons Group plc	91,994
185		East Asiatic Co Ltd a/s	10,537
2,000		Ebara Corp	8,882
5,191		FKI plc	10,422
231		FLSmidth & Co a/s (B Shs)	4,272
6,575		Futuris Corp Ltd	10,579
1,000		Hitachi Construction Machinery Co Ltd	13,828
247		Hoganas AB (B Shs)	7,119
19,000	*	Ishikawajima-Harima Heavy Industries Co Ltd	30,731
126		KCI Konecranes Oyj	5,217
16,000		Komatsu Ltd	120,568
631	*	Kone Oyj (B Shs)	49,180
1,000		Koyo Seiko Co Ltd	13,566
17,000		Kubota Corp	90,912
1,391		Linde AG.	95,814
718	*	Logitech International S.A. (Regd)	43,825
1,000		Makita Corp	18,306
4,199		Meggitt plc	20,887
1,703		Metso Oyj	30,588

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

3,000		Minebea Co Ltd	$12,902
49,000		Mitsubishi Heavy Industries Ltd	130,563
400		Mori Seiki Co Ltd	4,245
800		Nidec Corp	99,850
7,000		NSK Ltd	36,126
6,000		NTN Corp	33,377
852		OCE NV	13,653
3,500		Omron Corp	76,571
43		Rieter Holding AG.	13,637
743,500		Rolls-Royce Group plc (B Shs)	1,440
2,810		Sagem S.A.	63,363
1,000		Sanden Corp	5,021
3,514		Sandvik AB	146,683
1,583		Scania AB	67,651
1,559		SKF AB (B Shs)	73,156
61		Sulzer AG. (Regd)	26,357
1,500		THK Co Ltd	30,362
2,769	*	Vestas Wind Systems a/s	40,094
977		Wartsila Oyj (B Shs)	25,903

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	1,931,939

INSTRUMENTS AND RELATED PRODUCTS - 1.83%
14,200		Canon, Inc	763,369
3,300		Casio Computer Co Ltd	43,657
4,600		Citizen Watch Co Ltd	44,254
905		Cochlear Ltd	22,962
1,627		Essilor International S.A.	117,885
2,400		Fanuc Ltd	150,561
753		Fresenius Medical Care AG.	61,116
7,800		Fuji Photo Film Co Ltd	285,864
2,923		Gambro AB (A Shs)	40,048
876		Gambro AB (B Shs)	11,940
5,823		IMI plc	45,168
52,432	*	Invensys plc	15,357
500		Keyence Corp	116,118
8,000		Konica Corp	81,077
2,275		Luxottica Group S.p.A.	46,805
4,000		Nikon Corp	46,111
233		Nobel Biocare Holding AG. (Stockholm)	49,060
3,000		Olympus Corp	70,120
59,000		PCCW Ltd	33,096
709		Phonak Holding AG.	24,508
12,000		Ricoh Co Ltd	206,432
15,641		Smith & Nephew plc	147,037
9,000	*	STATS ChipPAC Ltd	5,784
766		Synthes, Inc	85,475
302		The Swatch Group AG. (Br)	41,655
2,290		The Swatch Group AG. (Regd)	63,979
1,000		Ushio, Inc	19,166
274	*	William Demant Holding	13,719
3,500		Yokogawa Electric Corp	47,513

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,699,836

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

INSURANCE AGENTS, BROKERS AND SERVICE - 0.00%
530		MLP AG.	$7,722

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	7,722

INSURANCE CARRIERS - 5.02%
23,290		Aegon NV	315,099
7,758		Alleanza Assicurazioni S.p.A.	101,533
5,129		Allianz AG. (Regd)	652,925
31,001		AMP Ltd	169,784
15,950		Assicurazioni Generali S.p.A.	516,162
37,952		Aviva plc	455,384
23,637		AXA	631,292
11,614		AXA Asia Pacific Holdings Ltd	37,733
577		CNP Assurances	40,982
1,792		Corporacion Mapfre S.A.	27,668
31,536		Friends Provident plc	105,624
31,232		ING Groep NV	945,763
26,547		Insurance Australia Group Ltd	130,195
108,331		Legal & General Group plc	231,825
3,979		Liberty International plc	72,443
4,233		Mediolanum S.p.A.	28,965
25		Millea Holdings, Inc	364,622
22,000		Mitsui Sumitomo Insurance Co Ltd	202,188
3,061		Muenchener Rueckver AG. (Regd)	369,737
462		Pohjola Group plc (D Shs)	5,590
39,262		Prudential plc	375,398
12,407		QBE Insurance Group Ltd	142,906
5,031		RAS S.p.A.	118,674
48,472		Royal & Sun Alliance Insurance Group plc	71,900
86		Schindler Holding AG. (Pt Cert)	31,964
17,070		Skandia Forsakrings AB	87,008
13,000		Sompo Japan Insurance, Inc	136,004
3,941		Storebrand ASA	35,887
5,368		Swiss Reinsurance Co (Regd)	385,745
3,000		T&D Holdings, Inc	152,861
214	*	Topdanmark a/s	15,979
2,422	*	Tower Ltd	3,056
2,400		Zurich Financial Services AG.	422,653

		TOTAL INSURANCE CARRIERS	7,385,549

LEATHER AND LEATHER PRODUCTS - 0.01%
5,000		Yue Yuen Industrial Holdings	14,232

		TOTAL LEATHER AND LEATHER PRODUCTS	14,232

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.51%
19		Central Japan Railway Co	163,071
59		East Japan Railway Co	317,726
9,000		Keio Electric Railway Co Ltd	53,515
22,325		MTR Corp	34,349
8,000		SMRT Corp Ltd	4,511

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

5,063		Veolia Environnement	$180,032

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	753,204

LUMBER AND WOOD PRODUCTS - 0.08%
880		Holmen AB (B Shs)	27,800
9,000		Sekisui House Ltd	96,344
332		Tenon Ltd	992

		TOTAL LUMBER AND WOOD PRODUCTS	125,136

METAL MINING - 0.91%
19,349		Alumina Ltd	88,158
2,239		Iluka Resources Ltd	9,838
3,600		Johnson Matthey plc	67,277
16,000		Mitsubishi Materials Corp	38,295
10,000		Mitsui Mining & Smelting Co Ltd	44,409
5,487		Newcrest Mining Ltd	73,896
4,000		Nippon Light Metal Co Ltd	10,434
1,510		Outokumpu Oyj	27,062
5,190		Rio Tinto Ltd	181,225
17,748		Rio Tinto plc	573,811
8,000		Sumitomo Metal Mining Co Ltd	60,359
403		Umicore	41,010
19,436		WMC Resources Ltd	119,827

		TOTAL METAL MINING	1,335,601

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.58%
300		Aderans Co Ltd	6,381
1,190		Amer Sports Corp	21,420
23,624		Anglo American plc	560,230
1,400		Bandai Co Ltd	28,470
2,224		Bulgari S.p.A.	26,505
1,700		Nintendo Co Ltd	185,957
189	*	RHI AG.	5,858
366		Societe BIC S.A.	20,820

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	855,641

MISCELLANEOUS RETAIL - 0.43%
400		Circle K Sunkus Co Ltd	9,218
17,951	*	Cookson Group plc	13,568
116		Folli-Follie S.A. (Regd)	3,302
16,872		GUS plc	290,439
3,578		HMV Group plc	16,919
400	*	Kanebo Ltd	5,565
300		Matsumotokiyoshi Co Ltd	8,919
4,365		Next plc	131,310
12,500		Nippon Mining Holdings, Inc	68,834
5,082		Pacific Brands Ltd	9,867
200		Ryohin Keikaku Co Ltd	9,910
28,784		Signet Group plc	58,470

		TOTAL MISCELLANEOUS RETAIL	626,321

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

MOTION PICTURES - 0.06%
10,016		Rank Group plc	$51,810
2,200		Toho Co Ltd	36,036

		TOTAL MOTION PICTURES	87,846

NONDEPOSITORY INSTITUTIONS - 1.43%
1,200		Acom Co Ltd	81,339
800		Aiful Corp	64,174
200	*	Aiful Corp (When Issued)	15,707
1,916	*	Australian Wealth Management Ltd	1,541
3,366		Cattles plc	21,498
10	*	CFS Gandel Retail Trust (New)	12
2,300		Credit Saison Co Ltd	83,003
567		D Carnegie AB	6,481
65,372		HBOS plc	1,019,096
500		Hitachi Capital Corp	9,630
2,174		Hypo Real Estate Holding	90,838
4,420		ICAP plc	22,926
4,491		Irish Life & Permanent plc	79,963
7,788		Mediobanca S.p.A.	135,529
1,300		ORIX Corp	166,146
639		Perpetual Trustees Australia Ltd	28,259
1,450		Promise Co Ltd	99,369
4,251		Provident Financial plc	56,871
1,850		Takefuji Corp	124,878

		TOTAL NONDEPOSITORY INSTITUTIONS	2,107,260

NONMETALLIC MINERALS, EXCEPT FUELS - 0.01%
3,000		Dowa Mining Co Ltd	20,279

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	20,279

OIL AND GAS EXTRACTION - 2.91%
1,152		Groupe Bruxelles Lambert S.A.	105,328
531		IHC Caland NV	33,816
6		INPEX Corp	32,199
1,607	*	Lundin Petroleum AB	12,435
275		OMV AG.	87,600
13,015		Origin Energy Ltd	71,783
159,899		Shell Transport & Trading Co plc	1,435,188
321		Smedvig ASA	6,049
10,948		Statoil ASA	187,252
3,190	*	Stolt Offshore S.A.	24,704
321		Technip S.A.	53,817
9,490		Total S.A.	2,226,229

		TOTAL OIL AND GAS EXTRACTION	4,276,400

PAPER AND ALLIED PRODUCTS - 0.70%
614		Billerud AB	9,066
24		Buhrmann NV	243

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

7,238		Bunzl plc	$70,710
6,729		Carter Holt Harvey Ltd	9,451
1,707		De La Rue plc	12,322
42		Mayr-Melnhof Karton AG.	6,694
1,000		Mitsubishi Paper Mills Ltd	1,580
4,000		NGK Insulators Ltd	39,828
17		Nippon Paper Group, Inc	78,674
1,775		Norske Skogindustrier ASA	35,559
13,000		OJI Paper Co Ltd	73,168
9,075		Rexam plc	81,411
10,421		Stora Enso Oyj (R Shs)	146,678
3,243		Svenska Cellulosa AB (B Shs)	122,708
3,066		TDC a/s	129,573
400		Uni-Charm Corp	17,988
8,727		UPM-Kymmene Oyj	193,949

		TOTAL PAPER AND ALLIED PRODUCTS	1,029,602

PERSONAL SERVICES - 0.01%
2,062		Davis Service Group plc	17,027

		TOTAL PERSONAL SERVICES	17,027

PETROLEUM AND COAL PRODUCTS - 6.04%
59,677		BHP Billiton Ltd	824,936
204,586		BP plc	2,120,421
24,382		BP plc (Spon ADR)	1,521,437
43,380		ENI S.p.A.	1,129,268
5,691		Fortum Oyj	111,093
825		Hellenic Petroleum S.A.	8,277
22,000		Nippon Oil Corp	156,526
2,420		Norsk Hydro ASA	200,440
182	*	Petroleum Geo-Services ASA	12,034
3,690		Premier Farnell plc	11,836
15,260		Repsol YPF S.A.	404,983
34,724		Royal Dutch Petroleum Co	2,081,351
9,755		Santos Ltd	67,914
2,500		Showa Shell Sekiyu KK	24,308
2,000		Teikoku Oil Co Ltd	14,622
5,000		TonenGeneral Sekiyu KK	51,374
7,777		Woodside Petroleum Ltd	146,186

		TOTAL PETROLEUM AND COAL PRODUCTS	8,887,006

PRIMARY METAL INDUSTRIES - 1.19%
3,071		Acerinox S.A.	50,489
75		Aluminum of Greece S.A.I.C.	1,207
7,997		Arcelor	183,234
239		Bekaert S.A.	20,143
40,785		BHP Billiton plc	547,948
12,488		BlueScope Steel Ltd	84,043
66,544	*	Corus Group plc	67,900
40,000		Kobe Steel Ltd	70,681
103,000		Nippon Steel Corp	260,967
13,000		Nisshin Steel Co Ltd	34,153

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

4,995		OneSteel Ltd	$10,007
710		Rautaruukki Oyj	9,578
1,196		Ssab Svenskt Stal AB (Series A)	29,802
232		Ssab Svenskt Stal AB (Series B)	5,567
8,000		Sumitomo Heavy Industries Ltd	31,563
61,000		Sumitomo Metal Industries Ltd	110,069
5,145		ThyssenKrupp AG.	106,252
1,297		Trelleborg AB (B Shs)	22,558
2,528		TUI AG.	66,926
847		Viohalco S.A.	6,781
429		Voestalpine AG.	33,208

		TOTAL PRIMARY METAL INDUSTRIES	1,753,076

PRINTING AND PUBLISHING - 1.27%
1,351		Arnoldo Mondadori Editore S.p.A.	14,468
12,000		Dai Nippon Printing Co Ltd	196,223
5,027		Daily Mail & General Trust plc	68,393
4,232		Emap plc	66,373
2,636		Eniro AB	31,251
1,721		Gruppo Editoriale L'Espresso S.p.A.	10,820
9,280		Independent News & Media plc	30,634
1,390		Independent Newspapers Ltd	5,946
15,364		John Fairfax Holdings Ltd	49,678
2,111		Lagardere S.C.A.	160,224
13,346		Pearson plc	162,660
864		Promotora de Informaciones S.A. (PRISA)	17,506
11,717		Reed Elsevier NV	177,102
21,205		Reed Elsevier plc	219,778
548		Schibsted ASA	14,450
8,000		SCMP Group Ltd	3,564
27,000		Singapore Press Holdings Ltd	74,650
13,330	*	Telecom Italia Media S.p.A.	7,467
2,762		Telefonica Publicidad e Informacion S.A.	24,984
10,000		Toppan Printing Co Ltd	109,761
4,920		Trinity Mirror plc	65,171
5,602		United Business Media plc	56,315
4,018		VNU NV	117,495
4,713		Wolters Kluwer NV	86,305
11,679		Yell Group plc	104,384

		TOTAL PRINTING AND PUBLISHING	1,875,602

RAILROAD TRANSPORTATION - 0.36%
16,127		Brambles Industries Ltd	99,177
12,062		Brambles Industries plc	69,061
3,921		Firstgroup plc	25,432
5,000		Keihin Electric Express Railway Co Ltd	30,993
25,000		Kintetsu Corp	85,078
7,710		Mayne Group Ltd	23,021
14,000		Nippon Express Co Ltd	73,822
11,000		Odakyu Electric Railway Co Ltd	67,362
13,000		Tobu Railway Co Ltd	52,627

		TOTAL RAILROAD TRANSPORTATION	526,573

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

REAL ESTATE - 1.59%
5,500		Ascendas Real Estate Investment Trust	$6,269
8,636		British Land Co plc	131,201
10,000		CapitaLand Ltd	14,248
12,775		Centro Properties Group (New)	51,189
24,589		CFS Gandel Retail Trust	30,243
26,000		Cheung Kong Holdings Ltd	230,853
10,000		City Developments Ltd	39,108
400	*	City Developments Ltd Wts 05/10/06	970
46		Cofinimmo	7,443
22,279		Commonwealth Property Office Fund	21,370
40,771		DB RREEF Trust	40,685
568		Gecina S.A.	65,036
33,613		General Property Trust	92,305
4,607		Hammerson plc	72,385
31,000		Hang Lung Properties Ltd	44,914
4,763		Harvey Norman Holdings Ltd	9,985
12,000		Henderson Land Development Co Ltd	53,389
6,000		Hopewell Holdings	14,155
10,054		Hysan Development Co Ltd	19,916
4,500		Kerry Properties Ltd	9,837
385		Klepierre	34,700
1,900		Leopalace21 Corp	31,406
17,471		Macquarie Goodman Group	51,356
708		Metrovacesa S.A.	37,956
13,896		Mirvac Group	47,404
17,000		Mitsubishi Estate Co Ltd	198,037
11,000		Mitsui Fudosan Co Ltd	129,478
37,287		New World Development Co Ltd	36,573
1,774		Sacyr Vallehermoso S.A.	31,886
1,000		Singapore Land Ltd	3,244
14,205		Sino Land Co Ltd	12,840
6,969		Slough Estates plc	64,197
20,676		Stockland Trust Group	93,405
24,000		Sun Hung Kai Properties Ltd	217,710
3,000		Tokyu Land Corp	12,650
709		Unibail	84,267
2,000		United Overseas Land Ltd	2,656
23,844		Westfield Group	298,617

		TOTAL REAL ESTATE	2,343,883

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.52%
764		Adidas-Salomon AG.	121,555
12,000		Bridgestone Corp	221,129
2,181		Continental AG.	169,590
2,390		Michelin (C.G.D.E.) (B Shs)	157,483
167		Nokian Renkaat Oyj	26,978
43,186		Pirelli & C S.p.A.	53,882
1,000		Sanwa Shutter Corp	5,507
500		Toyoda Gosei Co Ltd	9,050

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	765,174

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

SECURITY AND COMMODITY BROKERS - 1.34%
10,232		3i Group plc	$129,830
12,159		Amvescap plc	76,681
1,712		Australian Stock Exchange Ltd	26,831
1,221		Close Brothers Group plc	17,881
21,000		Daiwa Securities Group, Inc	138,613
1,770		Deutsche Boerse AG.	133,422
1,628		Euronext NV	58,080
16,000		Hong Kong Exchanges & Clearing Ltd	41,337
22,000		Itochu Corp	111,069
500	*	Jafco Co Ltd	31,460
4,551		Man Group plc	118,158
21,000		Marubeni Corp	67,539
18,200		Mitsubishi Corp	236,348
22,000		Mitsui & Co Ltd	203,422
26,000		Nikko Cordial Corp	130,292
31,100		Nomura Holdings, Inc	436,144
442	*	OMX AB	5,240
6,000		Singapore Exchange Ltd	7,640

		TOTAL SECURITY AND COMMODITY BROKERS	1,969,987

SPECIAL TRADE CONTRACTORS - 0.03%
3,630		Grafton Group plc	42,978
1,000		Kinden Corp	7,844

		TOTAL SPECIAL TRADE CONTRACTORS	50,822

STONE, CLAY, AND GLASS PRODUCTS - 1.37%
14,000		Asahi Glass Co Ltd	147,906
9,676		Boral Ltd	45,658
8,280		BPB plc	77,682
2,000		Central Glass Co Ltd	12,734
3,359		Cimpor Cimentos de Portugal S.A.	18,903
5,113		Compagnie de Saint-Gobain	312,320
3,597		CRH plc	94,759
5,256		CRH plc (Ireland)	138,122
15,278		CSR Ltd	29,073
12,176		Hanson plc	115,154
1,087		Heidelberger Zement AG. (Germany)	68,559
2,682		Holcim Ltd (Regd)	165,501
1,700		Hoya Corp	187,547
700		Italcementi S.p.A.	11,808
7,650	*	James Hardie Industries NV	35,447
2,846		Lafarge S.A. (Br)	276,300
3,000		Nippon Sheet Glass Co Ltd	12,734
9,381		Pilkington plc	21,006
15,687		Rinker Group Ltd	131,054
3,000		Sumitomo Osaka Cement Co Ltd	7,881
14,000		Taiheiyo Cement Corp	39,398
3,000		Toto Ltd	25,804
1,051		Wienerberger AG.	47,958

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	2,023,308

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

TOBACCO PRODUCTS - 0.25%
4,484		Altadis S.A.	$183,862
16		Japan Tobacco, Inc	178,010

		TOTAL TOBACCO PRODUCTS	361,872

TRANSPORTATION BY AIR - 0.65%
2,020		Air France-KLM	36,413
9,000		All Nippon Airways Co Ltd	30,796
2,484		Auckland International Airport Ltd	14,345
16,664		BAA plc	183,734
9,024	*	British Airways plc	45,017
18,000		Cathay Pacific Airways Ltd	33,926
3,816		Deutsche Lufthansa AG. (Regd)	55,149
100		Flughafen Wien AG.	6,733
7,812		Iberia Lineas Aereas de Espana	26,194
11,000		Japan Airlines System Corp	32,190
1	v*	KLM (Royal Dutch Airlines) NV	14
55		Kobenhavns Lufthavne As	13,155
15,253	*	Qantas Airways Ltd	41,886
527	*	Ryanair Holdings plc (Spon ADR)	23,067
13,300		SABMiller plc	208,216
688	*	SAS AB	6,911
10,000		Singapore Airlines Ltd	72,152
15,500		Swire Pacific Ltd (A Shs)	122,718

		TOTAL TRANSPORTATION BY AIR	952,616

TRANSPORTATION EQUIPMENT - 4.84%
53,180		BAE Systems plc	260,769
4,433		BBA Group plc	25,276
1,793		Cobham plc	47,331
13,294		DaimlerChrysler AG. (Regd)	596,594
1,054		DaimlerChrysler AG. (U.S.)	47,135
8,800		Denso Corp	219,671
351		DSV a/s	26,851
8,671	*	Fiat S.p.A.	63,221
98,439		Finmeccanica S.p.A.	100,046
2,000		Hino Motors Ltd	12,603
12,500		Honda Motor Co Ltd	627,571
834		Jardine Cycle & Carriage Ltd	5,916
20,000		Kawasaki Heavy Industries Ltd	34,592
10,000		Keppel Corp Ltd	66,089
210	*	Kvaerner ASA	2,511
2,349		MAN AG.	105,324
6,000		Mitsui Engineering & Shipbuilding Co Ltd	11,387
41,400		Nissan Motor Co Ltd	425,380
9,439		Patrick Corp Ltd	42,933
2,836		Peugeot Citroen S.A.	180,678
3,087		Renault S.A.	276,428
25,253		Rolls-Royce Group plc	116,432
4,000		SembCorp Marine Ltd	4,681
1,100		Shimano, Inc	37,023
13,289		Siemens AG.	1,054,397
9,352		Smiths Group plc	150,473

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

1,289		Thales S.A.	$53,893
12,877		Tomkins plc	64,298
3,300		Toyota Industries Corp	93,175
48,100		Toyota Motor Corp	1,794,306
1,232		Valeo S.A.	54,984
5,043		Volkswagen AG.	240,668
5,338		Volvo AB (B Shs)	236,842
2,900		Yamaha Motor Co Ltd	49,752

		TOTAL TRANSPORTATION EQUIPMENT	7,129,230

TRANSPORTATION SERVICES - 0.12%
179	*	Aker ASA	2,537
5,408		Amadeus Global Travel Distribution S.A. (A Shs)	51,167
1,844		Arriva plc	18,293
47		Kuoni Reisen Holding (Regd)	20,860
1,353		National Express Group plc	23,074
240		Ship Finance International Ltd	4,872
6,550		Stagecoach Group plc	13,676
4,066		Toll Holdings Ltd	43,971

		TOTAL TRANSPORTATION SERVICES	178,450

TRUCKING AND WAREHOUSING - 0.21%
1,000		Mitsubishi Logistics Corp	11,340
2,000		Seino Transportation Co Ltd	19,671
12,000		Singapore Post Ltd	6,221
6,404		TNT NV	182,689
6,000		Yamato Transport Co Ltd	86,051

		TOTAL TRUCKING AND WAREHOUSING	305,972

WATER TRANSPORTATION - 0.56%
18		A.P. Moller-Maersk a/s	167,998
2,967		Associated British Ports Holdings plc	26,939
569		Attica Enterprises Holding S.A.	2,152
2,833		Carnival plc	155,565
135		Compagnie Maritime Belge S.A.	5,155
162		Euronav NV	5,390
4,904		Exel plc	78,581
677		Frontline Ltd	32,486
4,000		Kamigumi Co Ltd	33,508
7,000		Kawasaki Kisen Kaisha Ltd	48,429
15,000		Mitsui OSK Lines Ltd	96,625
16,000		Nippon Yusen Kabushiki Kaisha	96,634
12,279		Peninsular & Oriental Steam Navigation Co	67,171
546		Uponor Oyj	11,496

		TOTAL WATER TRANSPORTATION	828,129

WHOLESALE TRADE-DURABLE GOODS - 0.22%
1,610		AGFA Gevaert NV	56,475
22		D'ieteren NV	5,181
9,000		Fuji Electric Co Ltd	28,440

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

1,160		Kingspan Group plc	$13,749
330	*	M.J. Maillis S.A.	1,707
600		Mitsumi Electric Co Ltd	6,715
3,000		Orient Overseas International Ltd	14,463
400		Sanrio Co Ltd	3,773
2,000		SembCorp Logistics Ltd	1,976
1,702		SSL International plc	9,737
14,500		Techtronic Industries Co	32,070
2,800		Terumo Corp	84,555
390		USS Co Ltd	30,264
628		Zodiac S.A.	29,211

		TOTAL WHOLESALE TRADE-DURABLE GOODS	318,316

WHOLESALE TRADE-NONDURABLE GOODS - 1.41%
4,178		Alliance Unichem plc	61,066
1,170		Altana AG.	74,585
26,708		British American Tobacco plc	470,861
567		Celesio AG.	46,476
1,121		Ciba Specialty Chemicals AG. (Regd)	72,796
3,836		Clariant AG.	66,460
3,199		Fyffes plc	9,355
716		H. Lundbeck a/s	17,425
12,097		Imperial Tobacco Group plc	317,504
713		Inchcape plc	26,703
3,636		Inditex S.A.	109,018
600		Kokuyo Co Ltd	7,668
28,000		Li & Fung Ltd	50,979
298		Oriflame Cosmetics S.A. (SDR)	6,241
7,435		PaperlinX Ltd	23,580
5,329		Swedish Match AB	65,447
9,526		Unilever NV (Cert)	649,974

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,076,138

		TOTAL COMMON STOCKS	146,419,555
		(Cost $118,170,072)

PRINCIPAL

SHORT-TERM INVESTMENTS - 37.08%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 37.08%
$54,600,000		Federal Home Loan Bank (FHLB), 2.400%, 04/01/05	54,595,966

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	54,595,966

		TOTAL SHORT-TERM INVESTMENTS	54,595,966
		(Cost $54,600,000)

		TOTAL PORTFOLIO -136.68%	201,227,605
		(Cost $172,936,736)

		OTHER ASSETS AND LIABILITIES, NET - (36.68%)	(54,004,222)

		NET ASSETS -100.00%	$147,223,383

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

*	Non-income producing
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Real Estate Securities Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
REAL ESTATE SECURITIES FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 98.79%

HOLDING AND OTHER INVESTMENT OFFICES - 86.41%
162,311		Aames Investment Corp	$1,330,950
90,000		Acadia Realty Trust	1,447,200
640,000		Affordable Residential Communities	8,096,000
127,973		Alexandria Real Estate Equities, Inc	8,238,902
86,600		AMB Property Corp	3,273,480
24,000		American Land Lease, Inc	555,360
5,500		AMLI Residential Properties Trust	150,645
325,000		Archstone-Smith Trust	11,085,750
500,000		Ashford Hospitality Trust, Inc	5,100,000
75,000		AvalonBay Communities, Inc	5,016,750
725,000		Bimini Mortgage Management, Inc (Class A)	10,041,250
170,000		BNP Residential Properties, Inc	2,720,000
172,000		Boston Properties, Inc	10,359,560
95,000		BRE Properties, Inc (Class A)	3,353,500
53,000		Camden Property Trust	2,492,590
75,000		Capital Automotive REIT	2,484,000
118,000		Capital Lease Funding, Inc	1,303,900
250,000		Catellus Development Corp	6,662,500
90,000		Cedar Shopping Centers, Inc	1,281,600
115,000		Centerpoint Properties Trust	4,715,000
125,000		Corporate Office Properties Trust	3,310,000
68,684		Correctional Properties Trust	1,734,271
140,000		Cousins Properties, Inc	3,621,800
105,000	v*	Crystal River Capital, Inc	2,625,000
175,000	v*	Deerfield Triarc Capital Corp	2,625,000
150,000		Developers Diversified Realty Corp	5,962,500
275,000		Duke Realty Corp	8,208,750
250,000		Eagle Hospitality Properties Trust, Inc	2,242,500
1,400,000		ECC Capital Corp	8,400,000
223,000		Equity Inns, Inc	2,459,690
20,000		Equity Lifestyle Properties, Inc	705,000
290,631		Equity Residential	9,361,225
50,000		Essex Property Trust, Inc	3,455,000
125,000		Extra Space Storage, Inc	1,687,500
29,000		Federal Realty Investment Trust	1,402,150
400,000		Feldman Mall Properties, Inc	4,844,000
330,000		General Growth Properties, Inc	11,253,000
539,519		GMH Communities Trust	6,317,767
400,000		Gramercy Capital Corp	7,800,000
295,000		Hersha Hospitality Trust	2,941,150
80,000		Home Properties, Inc	3,104,000
550,000		HomeBanc Corp	4,862,000
455,000		Host Marriott Corp	7,534,800
328,000		Innkeepers U.S.A. Trust	4,234,480
100,000		iStar Financial, Inc	4,118,000
175,000	v*	JER Investors Trust, Inc	2,625,000
175,000	v*	KKR Financial Corp	1,750,000
150,000		Kimco Realty Corp	8,085,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Real Estate Securities Fund

SHARES			VALUE

289,000		LaSalle Hotel Properties	$8,395,450
50,000		Liberty Property Trust	1,952,500
153,785		LTC Properties, Inc	2,668,170
105,000		Macerich Co	5,594,400
74,000		Mack-Cali Realty Corp	3,133,900
130,000	*	Meristar Hospitality Corp	910,000
125,000		Mills Corp	6,612,500
820,000		Monmouth REIT (Class A)	6,921,620
30,000		New Century Financial Corp	1,404,600
255,000		Newcastle Investment Corp	7,548,000
50,000	*	NorthStar Realty Finance Corp	484,000
233,312		Novastar Financial, Inc	8,401,565
400,000		Omega Healthcare Investors, Inc	4,392,000
220,000	v*	Origen Financial Co	2,200,000
112,114		Origen Financial, Inc	774,708
75,000		Pan Pacific Retail Properties, Inc	4,256,250
100,000		Parkway Properties, Inc	4,670,000
220,000	v*	People's Choice Financial	2,200,000
290,000		Prologis	10,759,000
63,700		Public Storage, Inc	3,627,078
270,000		Reckson Associates Realty Corp	8,289,000
202,000		Regency Centers Corp	9,621,260
272,000		Simon Property Group, Inc	16,477,760
715,000		Sizeler Property Investors	8,479,900
60,000		SL Green Realty Corp	3,373,200
625,000		Spirit Finance Corp	6,787,500
325,375		Strategic Hotel Capital, Inc	4,783,013
230,000		Sunset Financial Resources, Inc	2,244,800
16,721		Sunstone Hotel Investors, Inc	358,665
150,000		Trizec Properties, Inc	2,850,000
239,000		United Dominion Realty Trust, Inc	4,987,930
225,000		U-Store-It Trust	3,915,000
180,000		Ventas, Inc	4,492,800
160,000		Vornado Realty Trust	11,083,200

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	391,628,289

HOTELS AND OTHER LODGING PLACES - 9.17%
175,000	v*	Diamondrock Hospitality Co	1,750,000
155,000	*	Fairmont Hotels & Resorts	5,136,700
187,000		Hilton Hotels Corp	4,179,450
223,273	*	Interstate Hotels & Resorts, Inc	1,076,176
2,950,000	*	Jameson Inns, Inc	4,336,500
709,923	*	Lodgian, Inc	7,276,711
296,858		Starwood Hotels & Resorts Worldwide, Inc	17,820,385

		TOTAL HOTELS AND OTHER LODGING PLACES	41,575,922

REAL ESTATE - 3.21%
100,000	*	Brookfield Properties Corp	3,850,000
165,000	*	CB Richard Ellis Group, Inc	5,773,350
395,902		Thomas Properties Group, Inc	4,901,267

		TOTAL REAL ESTATE	14,524,617

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Real Estate Securities Fund

SHARES			VALUE

		TOTAL COMMON STOCKS	$447,728,828
		(Cost $448,773,995)

		TOTAL PORTFOLIO - 98.79%	447,728,828
		(Cost $448,773,995)

		OTHER ASSETS AND LIABILITIES, NET - 1.21%	5,479,262

		NET ASSETS - 100.00%	$453,208,090

	*	Non-income producing
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SOCIAL CHOICE EQUITY FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.87%

AMUSEMENT AND RECREATION SERVICES - 0.11%
2,970	*	Gaylord Entertainment Co	$119,988
500		International Speedway Corp (Class A)	27,125
700	*	Sunterra Corp	10,556

		TOTAL AMUSEMENT AND RECREATION SERVICES	157,669

APPAREL AND ACCESSORY STORES - 0.59%
600		American Eagle Outfitters, Inc	17,730
1,600	*	Chico's FAS, Inc	45,216
1,100		Foot Locker, Inc	32,230
11,600		Gap, Inc	253,344
7,036		Limited Brands, Inc	170,975
1,300		Nordstrom, Inc	71,994
600		Oshkosh B'gosh, Inc (Class A)	18,300
1,500		Ross Stores, Inc	43,710
8,000		TJX Cos, Inc	197,040

		TOTAL APPAREL AND ACCESSORY STORES	850,539

APPAREL AND OTHER TEXTILE PRODUCTS - 0.08%
3,000	*	Collins & Aikman Corp	3,690
100	*	Columbia Sportswear Co	5,323
1,100	*	Hartmarx Corp	10,494
400		Kellwood Co	11,516
1,976		Liz Claiborne, Inc	79,297
100		Phillips-Van Heusen Corp	2,664

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	112,984

AUTO REPAIR, SERVICES AND PARKING - 0.01%
160		Central Parking Corp	2,749
161	*	Midas, Inc	3,675
200		Ryder System, Inc	8,340

		TOTAL AUTO REPAIR, SERVICES AND PARKING	14,764

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.07%
500	*	Autozone, Inc	42,850
1,102	*	Carmax, Inc	34,713
500	*	Copart, Inc	11,780
400	*	Rush Enterprises, Inc	6,744

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	96,087

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.51%
200		Fastenal Co	$11,062
36,200		Home Depot, Inc	1,384,288
13,800		Lowe's Cos	787,842

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	2,183,192

BUSINESS SERVICES - 5.96%
3,800	*	3Com Corp	13,528
2,975		Adobe Systems, Inc	199,831
800	*	Akamai Technologies, Inc	10,184
200	*	Ariba, Inc	1,552
900	*	Aspect Communications Corp	9,369
200	*	Aspen Technology, Inc	1,136
1,700	*	Autodesk, Inc	50,592
15,500		Automatic Data Processing, Inc	696,725
1,600	*	BEA Systems, Inc	12,752
700	*	Bisys Group, Inc	10,976
1,000	*	BMC Software, Inc	15,000
1,100	*	Brocade Communications Systems, Inc	6,512
1,600	*	Cadence Design Systems, Inc	23,920
1,700	*	Ceridian Corp	28,985
100	*	Checkfree Corp	4,076
559	*	Ciber, Inc	4,064
500	*	Citrix Systems, Inc	11,910
2,034	*	Cognizant Technology Solutions Corp	93,971
2,385	*	Compuware Corp	17,172
1,500	*	Convergys Corp	22,395
900	*	Corillian Corp	3,132
200	*	CSG Systems International, Inc	3,258
100		Deluxe Corp	3,986
1,000	*	DST Systems, Inc	46,180
800	*	Dun & Bradstreet Corp	49,160
100	*	Earthlink, Inc	900
500	*	eFunds Corp	11,160
3,514	*	Electronic Arts, Inc	181,955
11,512		Electronic Data Systems Corp	237,953
300	*	Equinix, Inc	12,702
300		Fair Isaac Corp	10,332
400	*	First Advantage Corp	8,400
4,100	*	Fiserv, Inc	163,180
615	*	Getty Images, Inc	43,733
404	*	GSI Commerce, Inc	5,466
700		Henry (Jack) & Associates, Inc	12,593
1,385	*	iGate Corp	5,166
3,688		IMS Health, Inc	89,950
3,200	*	Innovative Solutions & Support, Inc	101,600
380	*	Intrado, Inc	4,674
1,600	*	Intuit, Inc	70,032
7,100	*	Ipass, Inc	43,452
1,849	*	Iron Mountain, Inc	53,325
6,869	*	Juniper Networks, Inc	151,530
2,200	*	KFX ,Inc	29,480
1,300	*	Lamar Advertising Co	52,377
1,100		Manpower, Inc	47,872
400	*	Mercury Interactive Corp	18,952
128,177		Microsoft Corp	3,098,038

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,400	*	Mindspeed Technologies, Inc	$3,122
1,615	*	Monster Worldwide, Inc	45,301
900	*	MPS Group, Inc	9,459
1,600	*	NCR Corp	53,984
500	*	NDCHealth Corp	7,990
500	*	Network Equipment Technologies, Inc	2,815
1,078	*	NIC, Inc	5,142
3,000	*	Novell, Inc	17,880
4,400		Omnicom Group, Inc	389,488
51,500	*	Oracle Corp	642,720
227	*	PalmSource, Inc	2,052
400	*	PDI, Inc	8,200
700	*	Perot Systems Corp (Class A)	9,408
400	*	Pixar	39,020
277	*	Portal Software, Inc	670
1,200	*	Red Hat, Inc	13,092
700	*	Retek, Inc	7,854
1,700	*	Rewards Network, Inc	7,072
2,193		Robert Half International, Inc	59,123
172	*	Scansoft, Inc	640
3,400	*	Siebel Systems, Inc	31,042
4,800	*	Sitel Corp	9,408
1,308	*	Spherion Corp	9,797
600		Startek, Inc	10,080
50,200	*	Sun Microsystems, Inc	202,808
5,800	*	SunGard Data Systems, Inc	200,100
1,200	*	Sykes Enterprises, Inc	8,244
7,900	*	Symantec Corp	168,507
600	*	Synopsys, Inc	10,860
500	*	TeleTech Holdings, Inc	6,460
1,800		Total System Services, Inc	44,982
200	*	Travelzoo, Inc	9,944
397	*	Trizetto Group, Inc	3,696
5,300	*	Unisys Corp	37,418
600	*	United Rentals, Inc	12,126
700	*	Universal Compression Holdings, Inc	26,509
2,400	*	VeriSign, Inc	68,880
4,954	*	Veritas Software Corp	115,032
15,402	*	Yahoo!, Inc	522,128

		TOTAL BUSINESS SERVICES	8,618,241

CHEMICALS AND ALLIED PRODUCTS - 8.58%
622	*	Abgenix, Inc	4,354
1,380	*	Able Laboratories, Inc	32,375
300	*	Adolor Corp	2,982
3,400	*	Advancis Pharmaceutical Corp	12,580
8,200		Air Products & Chemicals, Inc	518,978
100	*	Alexion Pharmaceuticals, Inc	2,166
300	*	Alkermes, Inc	3,114
4,800		Allergan, Inc	333,456
1,400	*	American Pharmaceutical Partners, Inc	72,436
22,624	*	Amgen, Inc	1,316,943
700	*	Amylin Pharmaceuticals, Inc	12,243
694	*	Array Biopharma, Inc	4,865
200	*	Atherogenics, Inc	2,618
3,243	*	Avant Immunotherapeutics, Inc	5,286
2,800		Avery Dennison Corp	173,404

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

6,300		Avon Products, Inc	$270,522
2,225	*	Barr Pharmaceuticals, Inc	108,647
2,722	*	Benthley Pharmaceuticals, Inc	20,034
700	*	BioCryst Pharmaceuticals, Inc	3,227
4,400	*	Bioenvision, Inc	25,300
5,811	*	Biogen Idec, Inc	200,538
1,300	*	BioMarin Pharmaceutical, Inc	6,695
908	*	Biosite, Inc	47,243
1,300	*	Bone Care International, Inc	33,722
600	*	Bradley Pharmaceuticals, Inc	5,736
800		Cabot Corp	26,744
400	*	Cell Therapeutics, Inc	1,436
900	*	Cephalon, Inc	42,147
300	*	Charles River Laboratories International, Inc	14,112
1,301	*	Chattem, Inc	57,855
1,600		Clorox Co	100,784
9,600		Colgate-Palmolive Co	500,832
400	*	Cubist Pharmaceuticals, Inc	4,248
4,200	*	Curis, Inc	15,036
400	*	Cypress Bioscience, Inc	3,656
1,700	*	Cytogen Corp	9,843
400	*	Dade Behring Holdings, Inc	23,572
603	*	Dendreon Corp	3,286
2,100		Diagnostic Products Corp	101,430
282	*	Digene Corp	5,851
1,376	*	Dov Pharmaceutical, Inc	18,824
6,334	*	Durect Corp	23,056
800	*	Dusa Pharmaceuticals, Inc	6,984
4,900		Ecolab, Inc	161,945
563	*	Encysive Pharmaceuticals, Inc	5,754
5,100		Engelhard Corp	153,153
135	*	Enzon, Inc	1,376
2,200	*	Eon Labs, Inc	66,528
300	*	EPIX Pharmaceuticals, Inc	2,100
1,899	*	First Horizon Pharmaceutical	32,055
8,235	*	Forest Laboratories, Inc	304,283
6,800	*	Genaera Corp	15,504
2,200	*	Genelabs Technologies	1,320
282	*	Genta, Inc	319
4,401	*	Genzyme Corp	251,913
500	*	Geron Corp	3,055
7,814	*	Gilead Sciences, Inc	279,741
18,700		Gillette Co	943,976
1,400	*	Guilford Pharmaceuticals, Inc	3,220
300		H.B. Fuller Co	8,700
2,938	*	Hollis-Eden Pharmaceuticals	20,698
1,305	*	Human Genome Sciences, Inc	12,032
500	*	ICOS Corp	11,230
300	*	Idexx Laboratories, Inc	16,248
800	*	Immunogen, Inc	4,184
1,033	*	Immunomedics, Inc	2,510
1,828	*	Impax Laboratories, Inc	29,248
1,300	*	Indevus Pharmaceuticals, Inc	3,614
1,200	*	Inkine Pharmaceutical Co	3,720
1,712	*	Inspire Pharmaceuticals, Inc	13,970
100	*	InterMune, Inc	1,100
1,157	*	Inverness Medical Innovations, Inc	27,189

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

500	*	Invitrogen Corp	$34,600
1,150	*	Isis Pharmaceuticals, Inc	4,451
400	*	Isolagen, Inc	2,516
8,800	*	King Pharmaceuticals, Inc	73,128
300	*	Kos Pharmaceuticals, Inc	12,504
1,850	*	KV Pharmaceutical Co (Class A)	42,920
1,600	*	Lannett Co, Inc	10,080
596	*	Ligand Pharmaceuticals, Inc (Class B)	3,415
900		Mannatech, Inc	17,595
800	*	Martek Biosciences Corp	46,552
830	*	Medarex, Inc	5,918
2,200		Medicis Pharmaceutical Corp (Class A)	65,956
4,141	*	MedImmune, Inc	98,597
36,342		Merck & Co, Inc	1,176,390
600	*	MGI Pharma, Inc	15,162
4,400	*	Millennium Pharmaceuticals, Inc	37,048
8,225		Mylan Laboratories, Inc	145,747
400	*	Myogen, Inc	3,156
1,200	*	Nabi Biopharmaceuticals	14,976
400	*	NBTY, Inc	10,036
1,700	*	Nektar Therapeutics	23,698
1,782	*	Neose Technologies, Inc	4,598
200	*	Neurocrine Biosciences, Inc	7,612
600	*	Neurogen Corp	4,248
300	*	Northfield Laboratories, Inc	3,375
1,029	*	Noven Pharmaceuticals, Inc	17,452
100	*	NPS Pharmaceuticals, Inc	1,262
2,100	*	Nutraceutical International Corp	33,306
800	*	Nuvelo, Inc	5,200
100	*	OraSure Technologies, Inc	736
643	*	OSI Pharmaceuticals, Inc	26,582
5,070	*	Pain Therapeutics, Inc	25,756
6,452	*	Palatin Technologies, Inc	15,098
700	*	Par Pharmaceutical Cos, Inc	23,408
2,000	*	Penwest Pharmaceuticals Co	24,720
5,800	*	Peregrine Pharmaceuticals, Inc	8,526
400	*	Pharmacyclics, Inc	3,212
1,400	*	Pharmion Corp	40,600
1,000	*	Pozen, Inc	5,210
5,892	*	Praecis Pharmaceuticals, Inc	6,187
9,700		Praxair, Inc	464,242
45,302		Procter & Gamble Co	2,401,006
600	*	Progenics Pharmaceuticals	10,086
800	*	Protein Design Labs, Inc	12,792
7,400		Rohm & Haas Co	355,200
1,305	*	Salix Pharmaceuticals Ltd	21,519
1,293	*	Sciclone Pharmaceuticals, Inc	3,672
1,600	*	Sepracor, Inc	91,856
280	*	Serologicals Corp	6,843
1,100		Sigma-Aldrich Corp	67,375
887	*	SuperGen, Inc	4,311
300	*	Tanox, Inc	2,880
495	*	Third Wave Technologies, Inc	2,851
400	*	USANA Health Sciences, Inc	18,920
1,527	*	Vertex Pharmaceuticals, Inc	14,293
599	*	Vicuron Pharmaceuticals, Inc	9,440
2,000	*	Vion Pharmaceuticals, Inc	5,700
4,300	*	Watson Pharmaceuticals, Inc	132,139

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

3,500		Wellman, Inc	$50,610
8,400	*	Zila, Inc	33,936
1,903	*	Zymogenetics, Inc	29,040

		TOTAL CHEMICALS AND ALLIED PRODUCTS	12,400,089

COMMUNICATIONS - 4.78%
200		Alltel Corp	10,970
14,036		AT&T Corp	263,175
4,860	*	Avaya, Inc	56,765
32,500		BellSouth Corp	854,425
29,972	*	Comcast Corp (Class A)	1,012,454
4,600	*	Comcast Corp (Special Class A)	153,640
500	*	Foundry Networks, Inc	4,950
6,962	*	IAC/InterActiveCorp	155,044
2,397	*	Liberty Media International, Inc	104,845
58,711	*	Lucent Technologies, Inc	161,455
3,000	*	Mastec, Inc	24,630
9,964	*	Nextel Communications, Inc (Class A)	283,177
300	*	Novatel Wireless, Inc	3,225
171	*	NTL, Inc	10,888
70,100		SBC Communications, Inc	1,660,669
16,650		Sprint Corp	378,788
3,500	*	Terremark Worldwide, Inc	2,275
900	*	UnitedGlobalcom, Inc (Class A)	8,514
1,400	*	Univision Communications, Inc (Class A)	38,766
47,231		Verizon Communications, Inc	1,676,700
100	*	West Corp	3,200
1,249	*	XM Satellite Radio Holdings, Inc	39,343

		TOTAL COMMUNICATIONS	6,907,898

DEPOSITORY INSTITUTIONS - 9.63%
7,900		AmSouth Bancorp	205,005
16,000		BB&T Corp	625,280
3,700		Comerica, Inc	203,796
300		Compass Bancshares, Inc	13,620
15,683		Fifth Third Bancorp	674,055
6,800		Golden West Financial Corp	411,400
300		IndyMac Bancorp, Inc	10,200
68,920		JPMorgan Chase & Co	2,384,632
12,500		KeyCorp	405,625
1,900		M & T Bank Corp	193,914
3,200		Marshall & Ilsley Corp	133,600
11,000		Mellon Financial Corp	313,940
19,484		National City Corp	652,714
3,133		New York Community Bancorp, Inc	56,895
8,732		North Fork Bancorp, Inc	242,226
2,700		Northern Trust Corp	117,288
8,100		PNC Financial Services Group, Inc	416,988
13,532		Regions Financial Corp	438,437
2,600		Sovereign Bancorp, Inc	57,616
6,500		State Street Corp	284,180
9,900		SunTrust Banks, Inc	713,493

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

4,200		Synovus Financial Corp	$117,012
196	*	TD Banknorth, Inc	6,123
47,700		U.S. Bancorp	1,374,714
1,800		UnionBanCal Corp	110,250
35,029		Wachovia Corp	1,783,326
33,000		Wells Fargo & Co	1,973,400

		TOTAL DEPOSITORY INSTITUTIONS	13,919,729

EATING AND DRINKING PLACES - 1.06%
450		Applebee's International, Inc	12,402
800		Bob Evans Farms, Inc	18,760
2,350		Darden Restaurants, Inc	72,098
41,874		McDonald's Corp	1,303,956
900		Outback Steakhouse, Inc	41,211
2,200		Wendy's International, Inc	85,888

		TOTAL EATING AND DRINKING PLACES	1,534,315

EDUCATIONAL SERVICES - 0.15%
2,419	*	Apollo Group, Inc (Class A)	179,151
900	*	Career Education Corp	30,834
49	*	Laureate Education, Inc	2,097

		TOTAL EDUCATIONAL SERVICES	212,082

ELECTRIC, GAS, AND SANITARY SERVICES - 5.59%
17,995	*	AES Corp	294,758
1,400		AGL Resources, Inc	48,902
6,833		Allete, Inc	285,961
375		Aqua America, Inc	9,135
15,876	*	Aquila, Inc	60,805
5,900		Atmos Energy Corp	159,300
8,433		Avista Corp	147,577
6,500		Black Hills Corp	214,955
800		Cascade Natural Gas Corp	15,968
811	*	Casella Waste Systems, Inc (Class A)	10,730
800		Citizens Communications Co	10,352
9,007		Cleco Corp	191,849
1,600		Connecticut Water Service, Inc	39,904
2,300		Crosstex Energy, Inc	100,671
13,500		DPL, Inc	337,500
10,600		Empire District Electric Co	246,556
900		Energen Corp	59,940
619		EnergySouth, Inc	17,725
6,500		Equitable Resources, Inc	373,360
11,200		Hawaiian Electric Industries, Inc	285,824
8,200		Idacorp, Inc	232,634
9,100		KeySpan Corp	354,627
10,300		Kinder Morgan, Inc	779,710
2,424		MGE Energy, Inc	80,356
7,700		National Fuel Gas Co	220,143
200		New Jersey Resources Corp	8,706
800		Nicor, Inc	29,672
22,219		NiSource, Inc	506,371
21,300		OGE Energy Corp	574,035

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

5,222		Otter Tail Corp	$130,759
2,400		Peoples Energy Corp	100,608
21,300		Pepco Holdings, Inc	447,087
400		Piedmont Natural Gas Co, Inc	9,216
22,800		Puget Energy, Inc	502,512
5,200		Questar Corp	308,100
1,390		Resource America, Inc (Class A)	48,713
7,622	*	Sierra Pacific Resources	81,937
720	*	Southern Union Co	18,079
400	*	Stericycle, Inc	17,680
100		UGI Corp	4,542
6,427		Unisource Energy Corp	199,044
450	*	Waste Connections, Inc	15,637
4,300		Western Gas Resources, Inc	148,135
1,900		WGL Holdings, Inc	58,824
15,181		Williams Cos, Inc	285,555

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	8,074,454

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.10%
200		Adtran, Inc	3,528
4,000	*	Advanced Micro Devices, Inc	64,480
174	*	Agere Systems, Inc (Class A)	249
8,400	*	Agere Systems, Inc (Class B)	11,928
3,500	*	Altera Corp	69,230
2,793		American Power Conversion Corp	72,925
1,100		Ametek, Inc	44,275
800	*	Amkor Technology, Inc	3,088
5,000		Analog Devices, Inc	180,700
440	*	Arris Group, Inc	3,040
953	*	Artesyn Technologies, Inc	8,301
1,497	*	Avanex Corp	1,946
1,634		AVX Corp	20,017
500		Baldor Electric Co	12,905
2,765	*	Broadcom Corp (Class A)	82,729
376	*	Broadwing Corp	1,557
400	*	California Micro Devices Corp	2,020
2,500	*	Capstone Turbine Corp	3,875
900	*	Carrier Access Corp	5,364
462	*	C-COR, Inc	2,809
10,300	*	CIENA Corp	17,716
1,800	*	Comverse Technology, Inc	45,396
3,100	*	Conexant Systems, Inc	4,650
100	*	Cree, Inc	2,175
100	*	Cypress Semiconductor Corp	1,260
7,124	*	DDi Corp	19,947
300	*	Ditech Communications Corp	3,741
10,800	*	Eagle Broadband, Inc	3,672
15,800		Emerson Electric Co	1,025,894
400	*	Energizer Holdings, Inc	23,920
1,000	*	Finisar Corp	1,250
1,100		Harman International Industries, Inc	97,306
1,000	*	Harmonic, Inc	9,560
1,300		Hubbell, Inc (Class B)	66,430
95,900		Intel Corp	2,227,757
500	*	Interdigital Communications Corp	7,660

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

100	*	International Rectifier Corp	$4,550
500		Intersil Corp (Class A)	8,660
726	*	InterVoice, Inc	8,153
1,441	*	Jabil Circuit, Inc	41,097
14,939	*	JDS Uniphase Corp	24,948
497	*	Kemet Corp	3,852
355		LSI Industries, Inc	3,987
4,400	*	LSI Logic Corp	24,596
4,000	*	Magnetek, Inc	21,320
4,100		Maxim Integrated Products, Inc	167,567
3,652	*	McData Corp (Class A)	13,768
900	*	Merix Corp	10,089
1,100		Microchip Technology, Inc	28,611
8,347	*	Micron Technology, Inc	86,308
3,354		Molex, Inc	88,411
35,800		Motorola, Inc	535,926
3,600	*	MRV Communications, Inc	11,628
617	*	Mykrolis Corp	8,823
3,200		National Semiconductor Corp	65,952
900	*	NMS Communications Corp	3,861
800	*	Novellus Systems, Inc	21,384
4,957	*	Optical Communication Products, Inc	8,625
500	*	PMC-Sierra, Inc	4,400
300	*	Polycom, Inc	5,085
600	*	Powerwave Technologies, Inc	4,644
700	*	QLogic Corp	28,350
24,424		Qualcomm, Inc	895,140
600	*	Rambus, Inc	9,042
500	*	RF Micro Devices, Inc	2,610
1,500		Scientific-Atlanta, Inc	42,330
500	*	Silicon Storage Technology, Inc	1,860
15,755	*	Sirius Satellite Radio, Inc	88,543
600	*	Skyworks Solutions, Inc	3,810
400	*	Stratex Networks, Inc	736
2,000	*	Sycamore Networks, Inc	7,120
6,317	*	Tellabs, Inc	46,114
4,100	*	Terayon Communication Systems, Inc	12,628
25,900		Texas Instruments, Inc	660,191
886	*	Thomas & Betts Corp	28,618
2,000	*	Tripath Technology, Inc	1,780
1,000	*	UTStarcom, Inc	10,950
1,475	*	Vishay Intertechnology, Inc	18,334
1,500	*	Westell Technologies, Inc	8,265
300	*	Wilson Greatbatch Technologies, Inc	5,472
700		Woodhead Industries, Inc	9,520
4,300		Xilinx, Inc	125,689
1,900	*	Zhone Technologies, Inc	4,845

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	7,371,492

ENGINEERING AND MANAGEMENT SERVICES - 0.56%
1,748	*	Accelrys, Inc	10,366
427	*	Affymetrix, Inc	18,293
700	*	Answerthink, Inc	2,891
600	*	Antigenics, Inc	4,020

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,200	*	Applera Corp (Celera Genomics Group)	$12,300
793	*	Ariad Pharmaceuticals, Inc	4,441
900	*	Axonyx, Inc	1,107
2,300	*	BearingPoint, Inc	20,171
967	*	Ciphergen Biosystems, Inc	2,678
200		Corporate Executive Board Co	12,790
100	*	Covance, Inc	4,761
1,013	*	CuraGen Corp	4,214
100	*	CV Therapeutics, Inc	2,036
1,300	*	Decode Genetics, Inc	7,410
700	*	Dyax Corp	2,254
130	*	Gartner, Inc (Class B)	1,215
200	*	Gen-Probe, Inc	8,912
34	*	Hewitt Associates, Inc	904
2,093	*	Incyte Corp	14,295
1,608	*	Kosan Biosciences, Inc	6,593
570	*	Lexicon Genetics, Inc	2,913
500	*	Luminex Corp	3,765
1,400	*	Maxim Pharmaceuticals, Inc	2,464
3,200		Moody's Corp	258,752
300	*	Neopharm, Inc	2,331
1,300	*	Oscient Pharmaceuticals Corp	3,042
9,500		Paychex, Inc	311,790
600	*	Pharmaceutical Product Development, Inc	29,070
1,500	*	Pharmos Corp	945
1,000	*	PRG-Schultz International, Inc	5,010
969	*	Regeneron Pharmaceuticals, Inc	4,952
1,600	*	Seattle Genetics, Inc	8,224
600	*	Sourcecorp	12,084
200	*	Telik, Inc	3,016
931	*	TRC Cos, Inc	13,686
900	*	Trimeris, Inc	10,134

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	813,829

FABRICATED METAL PRODUCTS - 1.31%
3,678		Commercial Metals Co	124,647
6,100	*	Crown Holdings, Inc	94,916
700		Gulf Island Fabrication, Inc	16,422
2,100		Harsco Corp	125,181
10,200		Illinois Tool Works, Inc	913,206
600	*	Jacuzzi Brands, Inc	5,856
13,000		Masco Corp	450,710
1,200	*	Shaw Group, Inc	26,160
400		Silgan Holdings, Inc	25,992
900		Snap-On, Inc	28,611
1,700		Stanley Works	76,959
400		Valmont Industries, Inc	8,928

		TOTAL FABRICATED METAL PRODUCTS	1,897,588

FOOD AND KINDRED PRODUCTS - 3.45%
5,000		Campbell Soup Co	145,100
41,700		Coca-Cola Co	1,737,639
2,800		Coca-Cola Enterprises, Inc	57,456
6,900		General Mills, Inc	339,135

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

7,000		H.J. Heinz Co	$257,880
2,700		Hershey Foods Corp	163,242
7,600		Kellogg Co	328,852
500		Pepsi Bottling Group, Inc	13,925
32,400		PepsiCo, Inc	1,718,172
3,500		Wrigley (Wm.) Jr Co	229,495

		TOTAL FOOD AND KINDRED PRODUCTS	4,990,896

FOOD STORES - 0.75%
10,600		Albertson's, Inc	218,890
16		Arden Group, Inc (Class A)	1,136
14,200	*	Kroger Co	227,626
3,200	*	Pathmark Stores, Inc	20,192
8,900	*	Safeway, Inc	164,917
7,807	*	Starbucks Corp	403,310
500		Whole Foods Market, Inc	51,065

		TOTAL FOOD STORES	1,087,136

FURNITURE AND FIXTURES - 0.46%
1,900		Hillenbrand Industries, Inc	105,393
7,000		Johnson Controls, Inc	390,320
4,400		Leggett & Platt, Inc	127,072
2,100		Newell Rubbermaid, Inc	46,074

		TOTAL FURNITURE AND FIXTURES	668,859

FURNITURE AND HOMEFURNISHINGS STORES - 0.27%
3,800	*	Bed Bath & Beyond, Inc	138,852
3,600		Best Buy Co, Inc	194,436
1,553		Circuit City Stores, Inc (Circuit City Group)	24,926
1,100		RadioShack Corp	26,950
300	*	Williams-Sonoma, Inc	11,025

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	396,189

GENERAL BUILDING CONTRACTORS - 0.54%
1,900		Centex Corp	108,813
6,733		D.R. Horton, Inc	196,873
600		KB Home	70,476
2,500		Lennar Corp (Class A)	141,700
60		Lennar Corp (Class B)	3,163
2,100		Pulte Homes, Inc	154,623
400		Ryland Group, Inc	24,808
1,000	*	Toll Brothers, Inc	78,850

		TOTAL GENERAL BUILDING CONTRACTORS	779,306

GENERAL MERCHANDISE STORES - 1.26%
600	*	99 Cents Only Stores	7,902
400	*	Big Lots, Inc	4,808
7,370		Costco Wholesale Corp	325,607

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

2,100		Dollar General Corp	$46,011
567	*	Dollar Tree Stores, Inc	16,290
1,300		Family Dollar Stores, Inc	39,468
3,500		J.C. Penney Co, Inc	181,720
3,743	*	Kohl's Corp	193,251
5,200		May Department Stores Co	192,504
200		Neiman Marcus Group, Inc (Class A)	18,302
600	*	Retail Ventures, Inc	5,466
500		Saks, Inc	9,025
15,600		Target Corp	780,312

		TOTAL GENERAL MERCHANDISE STORES	1,820,666

HEALTH SERVICES - 0.69%
100	*	Accredo Health, Inc	4,441
100	*	Apria Healthcare Group, Inc	3,210
300	*	Bio-Reference Labs, Inc	4,176
7,167	*	Caremark Rx, Inc	285,103
1,094	*	Coventry Health Care, Inc	74,545
450	*	DaVita, Inc	18,833
900	*	Express Scripts, Inc	78,471
4,600		Health Management Associates, Inc (Class A)	120,428
162	*	LifePoint Hospitals, Inc	7,102
800	*	Lincare Holdings, Inc	35,384
900		Manor Care, Inc	32,724
4,801	*	Medco Health Solutions, Inc	237,986
400	*	NeighborCare, Inc	11,700
800	*	OCA, Inc	3,400
200		Option Care, Inc	4,118
762	*	Specialty Laboratories, Inc	7,277
800	*	Triad Hospitals, Inc	40,080
300		Universal Health Services, Inc (Class B)	15,720
800	*	VistaCare, Inc (Class A)	16,376

		TOTAL HEALTH SERVICES	1,001,074

HOLDING AND OTHER INVESTMENT OFFICES - 3.02%
7,090		Allied Capital Corp	185,049
300		AMB Property Corp	11,340
1,600		American Financial Realty Trust	23,408
7,858		Archstone-Smith Trust	268,036
1,200		AvalonBay Communities, Inc	80,268
2,600		Boston Properties, Inc	156,598
300		Capstead Mortgage Corp	2,565
200		CarrAmerica Realty Corp	6,310
1,781		Cherokee, Inc	59,628
1,000		Crescent Real Estate Equities Co	16,340
400		Developers Diversified Realty Corp	15,900
3,327		Duke Realty Corp	99,311
17,800		Equity Office Properties Trust	536,314
10,113		Equity Residential	325,740
200	*	FelCor Lodging Trust, Inc	2,486
1,100		Fremont General Corp	24,189
1,100		Friedman Billings Ramsey Group, Inc	17,457

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

3,770		General Growth Properties, Inc	$128,557
800		Harris & Harris Group, Inc	9,632
1,000		Health Care Property Investors, Inc	23,470
200		Highwoods Properties, Inc	5,364
500		Hospitality Properties Trust	20,190
4,900		Host Marriott Corp	81,144
2,500		HRPT Properties Trust	29,775
2,100		iStar Financial, Inc	86,478
1,800		Kimco Realty Corp	97,020
200		Liberty Property Trust	7,810
700	*	Meristar Hospitality Corp	4,900
1,400		MFA Mortgage Investments, Inc	10,654
665		New Plan Excel Realty Trust	16,698
600		Popular, Inc	14,592
4,400		Prologis	163,240
2,538		Public Storage, Inc	144,514
6,400		Simon Property Group, Inc	387,712
2,800		Vornado Realty Trust	193,956
27,800		Washington Mutual, Inc	1,098,100
450		Weingarten Realty Investors	15,529

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,370,274

HOTELS AND OTHER LODGING PLACES - 0.09%
1,300		Choice Hotels International, Inc	80,535
2,600		Marcus Corp	53,300

		TOTAL HOTELS AND OTHER LODGING PLACES	133,835

INDUSTRIAL MACHINERY AND EQUIPMENT - 8.50%
18,600		3M Co	1,593,834
500	*	AGCO Corp	9,125
4,300		American Standard Cos, Inc	199,864
10,994	*	Apple Computer, Inc	458,120
24,548		Applied Materials, Inc	398,905
179	*	Astec Industries, Inc	3,947
400	*	Authentidate Holding Corp	1,596
1,400		Black & Decker Corp	110,586
194	*	Brooks Automation, Inc	2,945
91,400	*	Cisco Systems, Inc	1,635,146
900	*	Cooper Cameron Corp	51,489
700		Cummins, Inc	49,245
6,200		Deere & Co	416,206
37,100	*	Dell, Inc	1,425,382
200		Donaldson Co, Inc	6,456
500	*	Dril-Quip, Inc	15,370
34,700	*	EMC Corp	427,504
400	*	Emulex Corp	7,536
200	*	FMC Technologies, Inc	6,636
1,500	*	Global Power Equipment Group, Inc	14,370
1,200		Graco, Inc	48,432
2,200	*	Grant Prideco, Inc	53,152
50,888		Hewlett-Packard Co	1,116,483
940	*	InFocus Corp	5,396
29,206		International Business Machines Corp	2,668,844
600	*	Lam Research Corp	17,316

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,500	*	Lexmark International, Inc	$119,955
395		Lincoln Electric Holdings, Inc	11,882
405		Lufkin Industries, Inc	19,557
1,900	*	Maxtor Corp	10,108
5,026	*	Milacron, Inc	15,329
1,200		Modine Manufacturing Co	35,196
3,188	*	National Oilwell Varco, Inc	148,880
3,800	*	Network Appliance, Inc	105,108
600		Nordson Corp	22,092
1,100	*	Oil States International, Inc	22,605
926	*	PalmOne, Inc	23,502
2,064		Pentair, Inc	80,496
6,300		Pitney Bowes, Inc	284,256
800	*	Quantum Corp	2,328
1,900	*	Sandisk Corp	52,820
400		Sauer-Danfoss, Inc	9,052
2,031	*	Semitool, Inc	20,716
3,200	*	Silicon Graphics, Inc	3,808
2,700		Smith International, Inc	169,371
12,339	*	Solectron Corp	42,816
2,100		SPX Corp	90,888
400	*	Storage Technology Corp	12,320
300	*	UNOVA, Inc	6,195
800	*	Western Digital Corp	10,200
1,400	*	WJ Communications	3,332
14,100	*	Xerox Corp	213,615
150	*	Zebra Technologies Corp (Class A)	7,123

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	12,287,435

INSTRUMENTS AND RELATED PRODUCTS - 3.28%
400	*	Aksys Ltd	1,268
500	*	Align Technology, Inc	3,120
100		Analogic Corp	4,325
3,800		Applera Corp (Applied Biosystems Group)	75,012
1,400		Bard (C.R.), Inc	95,312
300		Bausch & Lomb, Inc	21,990
15,148		Baxter International, Inc	514,729
400		Beckman Coulter, Inc	26,580
6,600		Becton Dickinson & Co	385,572
5,474		Biomet, Inc	198,706
11,400	*	Boston Scientific Corp	333,906
638	*	Bruker BioSciences Corp	2,246
100	*	Cardiac Science, Inc	115
1,173	*	Closure Medical Corp	31,319
400	*	Credence Systems Corp	3,164
300	*	Cyberoptics Corp	3,744
380	*	Cytyc Corp	8,744
900		Dentsply International, Inc	48,969
4,727	*	Depomed, Inc	18,624
100	*	DJ Orthopedics, Inc	2,505
100	*	Edwards Lifesciences Corp	4,322
400	*	Faro Technologies, Inc	9,416
1,180	*	Fisher Scientific International, Inc	67,166
4,950		Guidant Corp	365,805
900	*	Hanger Orthopedic Group, Inc	5,355
700	*	Illumina, Inc	5,656

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

531	*	Input/Output, Inc	$3,425
1,300	*	Ista Pharmaceuticals, Inc	12,844
1,900		KLA-Tencor Corp	87,419
800	*	Lexar Media, Inc	3,984
1,100	*	LTX Corp	4,884
22,800		Medtronic, Inc	1,161,660
200	*	Millipore Corp	8,680
847	*	MKS Instruments, Inc	13,450
1,300	*	Nanogen, Inc	4,524
551		Oakley, Inc	7,064
300	*	Orthologic Corp	1,518
1,200		PerkinElmer, Inc	24,756
6,400	*	St. Jude Medical, Inc	230,400
6,600		Stryker Corp	294,426
100	*	Techne Corp	4,018
700		Tektronix, Inc	17,171
2,800		Teleflex, Inc	143,304
2,400	*	Thermo Electron Corp	60,696
500	*	TriPath Imaging, Inc	3,520
1,200	*	Varian Medical Systems, Inc	41,136
1,100	*	Waters Corp	39,369
4,200	*	Zimmer Holdings, Inc	326,802
857	*	Zygo Corp	11,107

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,743,827

INSURANCE AGENTS, BROKERS AND SERVICE - 0.31%
400		Brown & Brown, Inc	18,436
4,100		Crawford & Co (Class B)	29,315
1,500		Gallagher (Arthur J.) & Co	43,200
11,900		Marsh & McLennan Cos, Inc	361,998

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	452,949

INSURANCE CARRIERS - 5.92%
5,800		Aetna, Inc	434,710
10,900		Aflac, Inc	406,134
200		Ambac Financial Group, Inc	14,950
40,000		American International Group, Inc	2,216,400
3,100		Chubb Corp	245,737
2,300		Cigna Corp	205,390
3,600		Cincinnati Financial Corp	156,996
100		Erie Indemnity Co (Class A)	5,212
1,552		Fidelity National Financial, Inc	51,123
5,300		Hartford Financial Services Group, Inc	363,368
1,900	*	Health Net, Inc	62,149
2,000	*	Humana, Inc	63,880
1,500		Jefferson-Pilot Corp	73,575
3,900		Lincoln National Corp	176,046
1,300		MBIA, Inc	67,964
100		MGIC Investment Corp	6,167
1,000	*	Pacificare Health Systems, Inc	56,920
700		Phoenix Cos, Inc	8,946
34	*	PMA Capital Corp (Class A)	272
9,700		Principal Financial Group	373,353

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

2,820		Progressive Corp	$258,763
14,400		Prudential Financial, Inc	826,560
2,400		Safeco Corp	116,904
14,347		St. Paul Travelers Cos, Inc	526,965
12,045		UnitedHealth Group, Inc	1,148,852
4,400		UnumProvident Corp	74,888
4,918	*	WellPoint, Inc	616,471

		TOTAL INSURANCE CARRIERS	8,558,695

LEATHER AND LEATHER PRODUCTS - 0.13%
3,074	*	Coach, Inc	174,081
400		Weyco Group, Inc	17,512

		TOTAL LEATHER AND LEATHER PRODUCTS	191,593

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
1,100	*	Laidlaw International, Inc	22,880

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	22,880

LUMBER AND WOOD PRODUCTS - 0.00%
700	*	Champion Enterprises, Inc	6,580

		TOTAL LUMBER AND WOOD PRODUCTS	6,580

METAL MINING - 0.13%
1,386		Cleveland-Cliffs, Inc	100,998
4,826		Royal Gold, Inc	88,460

		TOTAL METAL MINING	189,458

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.28%
1,486		Callaway Golf Co	19,021
800	*	K2, Inc	11,000
1,600	*	Leapfrog Enterprises, Inc	18,160
14,510		Mattel, Inc	309,788
300		Nautilus, Inc	7,128
1,997		Russ Berrie & Co, Inc	38,242
110	*	Steinway Musical Instruments, Inc	3,296

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	406,635

MISCELLANEOUS RETAIL - 1.69%
3,848	*	Amazon.com, Inc	131,871
6,900		CVS Corp	363,078
14,500	*	eBay, Inc	540,270
1,300		Hancock Fabrics, Inc	9,672
450	*	Marvel Enterprises, Inc	9,000
400		Michaels Stores, Inc	14,520
1,888	*	Office Depot, Inc	41,876

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,300		Omnicare, Inc	$46,085
130	*	Overstock.com, Inc	5,589
984		Petsmart, Inc	28,290
8,559		Staples, Inc	269,009
700		Tiffany & Co	24,164
2,000	*	Toys 'R' Us, Inc	51,520
18,300		Walgreen Co	812,886
2,816		World Fuel Services Corp	88,704

		TOTAL MISCELLANEOUS RETAIL	2,436,534

MOTION PICTURES - 1.98%
48,056	*	Liberty Media Corp (Class A)	498,341
8,965		Metro-Goldwyn-Mayer, Inc	107,132
900	*	Reading International, Inc	6,345
1,000		Regal Entertainment Group (Class A)	21,030
69,729	*	Time Warner, Inc	1,223,744
34,900		Walt Disney Co	1,002,677

		TOTAL MOTION PICTURES	2,859,269

NONDEPOSITORY INSTITUTIONS - 4.10%
440		Advanta Corp (Class A)	9,152
200		Advanta Corp (Class B)	4,600
4,540		American Capital Strategies Ltd	142,601
26,200		American Express Co	1,345,894
1,500		Beverly Hills Bancorp, Inc	16,080
4,900		Capital One Financial Corp	366,373
600	*	CapitalSource, Inc	13,800
1,100		CharterMac	23,650
5,810		CIT Group, Inc	220,780
9,174		Countrywide Financial Corp	297,788
18,715		Fannie Mae	1,019,032
700		Federal Agricultural Mortgage Corp (Class C)	12,243
1,000	*	First Marblehead Corp	57,530
16,900		Freddie Mac	1,068,080
29,450		MBNA Corp	722,998
2,200		MCG Capital Corp	33,847
6,100	*	Providian Financial Corp	104,676
9,400		SLM Corp	468,496

		TOTAL NONDEPOSITORY INSTITUTIONS	5,927,620

NONMETALLIC MINERALS, EXCEPT FUELS - 0.14%
3,000		Amcol International Corp	56,280
2,600		Vulcan Materials Co	147,758

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	204,038

OIL AND GAS EXTRACTION - 4.67%
11,500		Anadarko Petroleum Corp	875,150
14,194		Apache Corp	869,099
900		Berry Petroleum Co (Class A)	46,305
800		Cabot Oil & Gas Corp (Class A)	44,120

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

2,500	*	Callon Petroleum Co	$38,850
800	*	Cheniere Energy, Inc	51,608
9,174		Chesapeake Energy Corp	201,277
1,578	*	Cimarex Energy Co	61,542
709	*	Clayton Williams Energy, Inc	18,363
500	*	Comstock Resources, Inc	14,370
700	*	Delta Petroleum Corp	10,178
2,100	*	Denbury Resources, Inc	73,983
17,986		Devon Energy Corp	858,832
1,400	*	Edge Petroleum Corp	23,184
400	*	Encore Acquisition Co	16,520
1,200	*	Energy Partners Ltd	31,164
7,500		ENSCO International, Inc	282,450
10,000		EOG Resources, Inc	487,400
2,100	*	Forest Oil Corp	85,050
1,600	*	FX Energy, Inc	18,304
3,700	*	Global Industries Ltd	34,780
5,300	*	Grey Wolf, Inc	34,874
2,361	*	Harvest Natural Resources, Inc	28,072
2,100		Helmerich & Payne, Inc	83,349
1,100	*	Houston Exploration Co	62,645
1,409	b*	KCS Energy, Inc	21,642
2,168	*	Magnum Hunter Resources, Inc	34,926
3,033	*	Meridian Resource Corp	15,650
3,800	*	Mission Resources Corp	26,904
2,400	*	Newfield Exploration Co	178,224
2,700		Noble Energy, Inc	183,654
1,300		Patina Oil & Gas Corp	52,000
3,700		Patterson-UTI Energy, Inc	92,574
200	*	Petroleum Development Corp	7,538
6,169		Pioneer Natural Resources Co	263,540
2,135	*	Plains Exploration & Production Co	74,512
3,300		Pogo Producing Co	162,492
4,100	*	Pride International, Inc	101,844
1,200	*	Quicksilver Resources, Inc	58,476
2,500		Range Resources Corp	58,400
2,100		Rowan Cos, Inc	62,853
700		St. Mary Land & Exploration Co	35,035
1,200	*	Stone Energy Corp	58,284
1,600	*	Swift Energy Co	45,504
3,500		Tidewater, Inc	136,010
9,793	*	Transmontaigne, Inc	78,344
1,200	*	Unit Corp	54,204
1,100	*	Veritas DGC, Inc	32,956
3,300		Vintage Petroleum, Inc	103,818
1,000	*	Whiting Petroleum Corp	40,780
12,676		XTO Energy, Inc	416,280

		TOTAL OIL AND GAS EXTRACTION	6,747,913

PAPER AND ALLIED PRODUCTS - 0.84%
1,200		Bowater, Inc	45,204
11,700		Kimberly-Clark Corp	769,041
7,800		MeadWestvaco Corp	248,196
300		Packaging Corp of America	7,287
700		Pope & Talbot, Inc	12,306

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,600		Sonoco Products Co	$46,160
1,100		Temple-Inland, Inc	79,805

		TOTAL PAPER AND ALLIED PRODUCTS	1,207,999

PERSONAL SERVICES - 0.01%
400	*	Weight Watchers International, Inc	17,192

		TOTAL PERSONAL SERVICES	17,192

PETROLEUM AND COAL PRODUCTS - 0.73%
2,931		Frontier Oil Corp	106,278
1,300	*	Giant Industries, Inc	33,410
811	*	Headwaters, Inc	26,617
3,300		Sunoco, Inc	341,616
7,500		Valero Energy Corp	549,525

		TOTAL PETROLEUM AND COAL PRODUCTS	1,057,446

PRIMARY METAL INDUSTRIES - 0.92%
2,600	*	Aleris International, Inc	64,870
1,287	*	Andrew Corp	15,071
567		Belden CDT, Inc	12,593
2,468	*	Century Aluminum Co	74,682
400	*	General Cable Corp	4,828
1,500		Gibraltar Industries, Inc	32,910
2,600	*	International Steel Group, Inc	102,700
2,100	*	Lone Star Technologies, Inc	82,803
1,300	*	Maverick Tube Corp	42,263
2,600		Mueller Industries, Inc	73,190
1,800	*	NS Group, Inc	56,538
5,700		Nucor Corp	328,092
900		Quanex Corp	47,988
4,300		Ryerson Tull, Inc	54,481
1,272		Schnitzer Steel Industries, Inc (Class A)	42,905
2,512		Steel Dynamics, Inc	86,538
1,500		Steel Technologies, Inc	35,985
183		Tredegar Corp	3,085
1,200	*	Wheeling-Pittsburgh Corp	37,260
6,800		Worthington Industries, Inc	131,104

		TOTAL PRIMARY METAL INDUSTRIES	1,329,886

PRINTING AND PUBLISHING - 0.81%
600		Dow Jones & Co, Inc	22,422
100		EW Scripps Co	4,875
100		Harte-Hanks, Inc	2,756
6,000		McGraw-Hill Cos, Inc	523,500
1,700		New York Times Co (Class A)	62,186
5,500		R.R. Donnelley & Sons Co	173,910
807		Standard Register Co	10,168
7,200		Tribune Co	287,064
100		Washington Post Co (Class B)	89,400

		TOTAL PRINTING AND PUBLISHING	1,176,281

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

RAILROAD TRANSPORTATION - 0.45%
6,200	*	ADC Telecommunications, Inc	$12,338
2,400	*	Kansas City Southern Industries, Inc	46,224
16,000		Norfolk Southern Corp	592,800

		TOTAL RAILROAD TRANSPORTATION	651,362

REAL ESTATE - 0.01%
2,796		Stewart Enterprises, Inc (Class A)	17,195

		TOTAL REAL ESTATE	17,195

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.08%
400		Bandag, Inc	18,792
1,500		Cooper Tire & Rubber Co	27,540
500		Reebok International Ltd	22,150
700	*	Sealed Air Corp	36,358
400	*	Skechers U.S.A., Inc (Class A)	6,192

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	111,032

SECURITY AND COMMODITY BROKERS - 1.99%
600		A.G. Edwards, Inc	26,880
3,099	*	Ameritrade Holding Corp	31,641
18,300		Charles Schwab Corp	192,333
300		Chicago Mercantile Exchange	58,209
4,000		Franklin Resources, Inc	274,600
8,163		Goldman Sachs Group, Inc	897,848
5,100	*	Instinet Group, Inc	29,988
200	*	Investment Technology Group, Inc	3,500
2,700		Janus Capital Group, Inc	37,665
1,050		Legg Mason, Inc	82,047
20,000		Merrill Lynch & Co, Inc	1,132,000
226	*	Piper Jaffray Cos	8,269
600		SEI Investments Co	21,696
1,400		T Rowe Price Group, Inc	83,132

		TOTAL SECURITY AND COMMODITY BROKERS	2,879,808

SPECIAL TRADE CONTRACTORS - 0.02%
2,200	*	Integrated Electrical Services, Inc	6,072
500	*	Layne Christensen Co	8,635
2,322	*	Quanta Services, Inc	17,717

		TOTAL SPECIAL TRADE CONTRACTORS	32,424

STONE, CLAY, AND GLASS PRODUCTS - 0.20%
4,000	*	Anchor Glass Container Corp	8,960
173	*	Cabot Microelectronics Corp	5,429
200		CARBO Ceramics, Inc	14,030
19,981	*	Corning, Inc	222,389
26		Eagle Materials, Inc	2,104

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

89		Eagle Materials, Inc (Class B)	$7,013
500		Florida Rock Industries, Inc	29,410

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	289,335

TRANSPORTATION BY AIR - 0.73%
700	*	Airtran Holdings, Inc	6,335
700	*	Alaska Air Group, Inc	20,608
2,370	*	AMR Corp	25,359
2,600	*	Continental Airlines, Inc (Class B)	31,304
2,673	*	Delta Air Lines, Inc	10,826
500	*	ExpressJet Holdings, Inc	5,705
5,884		FedEx Corp	552,802
5,000	*	FLYi, Inc	6,350
3,155	*	Frontier Airlines, Inc	33,064
1,050	*	JetBlue Airways Corp	19,992
2,884	*	Mesa Air Group, Inc	20,188
458		Skywest, Inc	8,514
21,900		Southwest Airlines Co	311,856

		TOTAL TRANSPORTATION BY AIR	1,052,903

TRANSPORTATION EQUIPMENT - 1.28%
500	*	Aftermarket Technology Corp	8,250
1,500		American Axle & Manufacturing Holdings, Inc	36,750
2,100		ArvinMeritor, Inc	32,487
3,700		Autoliv, Inc	176,305
9,700	*	BE Aerospace, Inc	116,400
2,341		Brunswick Corp	109,676
1,200		Coachmen Industries, Inc	16,320
7,100		Dana Corp	90,809
22,800		Delphi Corp	102,144
300		Federal Signal Corp	4,551
1,500	*	Fleetwood Enterprises, Inc	13,050
1,626		Gentex Corp	51,869
7,500		Genuine Parts Co	326,175
828		Greenbrier Cos, Inc	29,055
7,700		Harley-Davidson, Inc	444,752
750		Marine Products Corp	12,608
690		Noble International Ltd	15,635
300	*	Sports Resorts International, Inc	996
3,200		Standard Motor Products, Inc	37,440
200	*	Strattec Security Corp	10,716
2,100		Superior Industries International, Inc	55,461
1,800	*	Tenneco Automotive, Inc	22,428
300		Thor Industries, Inc	8,973
2,800	*	TRW Automotive Holdings Corp	54,404
8,400	*	Visteon Corp	47,964
471		Wabash National Corp	11,492
500		Westinghouse Air Brake Technologies Corp	10,245

		TOTAL TRANSPORTATION EQUIPMENT	1,846,955

TRANSPORTATION SERVICES - 0.11%
2,300		GATX Corp	76,337

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,400	*	Navigant International, Inc	$19,124
650	*	RailAmerica, Inc	8,112
2,305		Sabre Holdings Corp	50,433

		TOTAL TRANSPORTATION SERVICES	154,006

TRUCKING AND WAREHOUSING - 0.64%
12,729		United Parcel Service, Inc (Class B)	925,907

		TOTAL TRUCKING AND WAREHOUSING	925,907

WATER TRANSPORTATION - 0.06%
1,600	*	Gulfmark Offshore, Inc	41,456
1,600	*	Hornbeck Offshore Services, Inc	40,096

		TOTAL WATER TRANSPORTATION	81,552

WHOLESALE TRADE-DURABLE GOODS - 3.17%
1,200	*	Action Performance Cos, Inc	15,876
2,700		Adesa, Inc	63,072
5,400	*	Aviall, Inc	151,200
3,400		Barnes Group, Inc	92,378
800	*	BioVeris Corp	4,224
1,200		BorgWarner, Inc	58,416
300		CDW Corp	17,004
400		Compx International, Inc	6,792
1,900		IKON Office Solutions, Inc	18,791
600	*	Ingram Micro, Inc (Class A)	10,002
56,939		Johnson & Johnson	3,824,023
200		Metal Management, Inc	5,136
1,255	*	Microtek Medical Holdings, Inc	4,493
1,500	*	Patterson Cos, Inc	74,925
2,100		Reliance Steel & Aluminum Co	84,021
100	*	Safeguard Scientifics, Inc	142
200	*	Tech Data Corp	7,412
2,400		W.W. Grainger, Inc	149,448

		TOTAL WHOLESALE TRADE-DURABLE GOODS	4,587,355

WHOLESALE TRADE-NONDURABLE GOODS - 1.05%
500	*	Allscripts Healthcare Solutions, Inc	7,150
9,268		Cardinal Health, Inc	517,155
3,500	*	Endo Pharmaceuticals Holdings, Inc	78,925
400	*	Henry Schein, Inc	14,336
8,400		McKesson Corp	317,100
2,100	*	Metals USA, Inc	41,139
3,767		Perrigo Co	72,138
1,672	*	Priority Healthcare Corp (Class B)	36,165
1,500		Russell Corp	27,120
1,700		Stride Rite Corp	22,610
10,800		Sysco Corp	386,640

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,520,478

		TOTAL COMMON STOCKS	144,387,729
		(Cost $135,871,219)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

PRINCIPAL			VALUE

SHORT-TERM INVESTMENTS - 0.52%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.52%
$750,000		Federal Home Loan Bank (FHLB), 2.400%, 04/01/05	$749,945

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	749,945

		TOTAL SHORT-TERM INVESTMENTS	749,945
		(Cost $750,000)

		TOTAL PORTFOLIO - 100.39%	145,137,674
		(Cost $136,621,219)

		OTHER ASSETS AND LIABILITIES, NET - (0.39%)	(555,680)

		NET ASSETS - 100.00%	$144,581,994

	*	Non-income producing
	b	In bankruptcy

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of Investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
BOND FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

				MATURITY
PRINCIPAL			RATE	DATE	RATING	VALUE

BONDS - 96.00%

CORPORATE BONDS - 25.58%

AGRICULTURAL SERVICES - 0.08%
$ 1,000,000	g	Yara International ASA	5.250	12/15/14	Baa2	$986,783

		TOTAL AGRICULTURAL SERVICES				986,783

ASSET BACKED - 2.28%
2,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A2)	3.777	01/25/22	Aaa	1,989,388
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	979,949
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1M1)	5.700	02/25/34	Aa2	1,011,644
1,500,000	v	CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	1,500,900
2,210,000		CIT Group Home Equity Loan Trust Series 2002-1 (Class AF6)	6.200	02/25/30	Aaa	2,292,015
1,273,611		Countrywide Home Equity Loan Trust Series 2004-B (Class A1)	3.030	02/15/29	Aaa	1,269,951
1,100,000		Detroit Edison Securitization Funding LLC Series 2001-1 (Class A3)	5.875	03/01/10	Aaa	1,130,380
3,000,000	v	Golden Securities Corp Series 2003-A (Class A1)	1.950	12/02/13	Aaa	3,001,050
550,000		Peco Energy Transition Trust Series 1999-A (Class A7)	6.130	03/01/09	Aaa	575,787
892,731		Public Service New Hampshire Funding LLC Series 2001-1 (Class A2)	5.730	11/01/10	Aaa	913,238
8,000,000		Residential Asset Mortgage Products, Inc Series 2004-RS11 (Class M1)	3.470	11/25/34	Aa1	8,023,336
911,141		Residential Asset Securities Corp Series 1999-KS2 (Class AI9)	7.150	07/25/30	Aaa	918,531
965,812		Residential Asset Securities Corp Series 2001-KS2 (Class AI6)	6.489	10/25/30	Aaa	996,951
2,524,155		Wells Fargo Home Equity Trust Series 2004-2N (Class N1)	4.450	10/26/34	NR	2,521,851

		TOTAL ASSET BACKED				27,124,971

BUSINESS SERVICES - 0.10%
410,000		Cendant Corp (Sr Note)	7.375	01/15/13	Baa1	462,454
750,000		Equifax, Inc	6.300	07/01/05	Baa1	755,340

		TOTAL BUSINESS SERVICES				1,217,794

CHEMICALS AND ALLIED PRODUCTS - 0.72%
650,000	g	Clorox Co	5.000	01/15/15	A3	645,253
280,000		Colgate-Palmolive Co	6.450	06/16/28	Aa3	320,545
280,000		EI Du Pont de Nemours & Co	3.375	11/15/07	Aa3	273,107
1,645,000		EI Du Pont de Nemours & Co	4.125	03/06/13	Aa3	1,562,672
250,000		Lubrizol Corp (Sr Note)	4.625	10/01/09	Baa3	246,270
830,000		Merck & Co, Inc	5.250	07/01/06	Aaa	843,037

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING	VALUE

$ 1,100,000		Merck & Co, Inc (Deb)	5.950	12/01/28	Aaa	$1,133,682
550,000		Procter & Gamble Co	6.875	09/15/09	Aa3	601,715
2,900,000		Procter & Gamble Co	4.950	08/15/14	Aa3	2,890,467

		TOTAL CHEMICALS AND ALLIED PRODUCTS				8,516,748

COMMUNICATIONS - 2.33%
550,000		360 Communications Co (Sr Note)	7.500	03/01/06	A2	568,165
1,000,000		America Movil SA de CV	6.375	03/01/35	A3	903,423
16,000		AT&T Corp	6.000	03/15/09	Ba1	16,609
280,000		BellSouth Corp	6.875	10/15/31	A1	309,855
1,500,000	d	British Telecommunications plc	8.875	12/15/30	Baa1	1,992,699
1,000,000	h	Cingular Wireless LLC (Sr Note)	6.500	12/15/11	Baa2	1,078,016
250,000		Comcast Cable Communications Holdings, Inc (Guarantee Note)	8.375	03/15/13	Baa3	297,335
940,000		Comcast Corp (Guarantee Note)	6.500	01/15/15	Baa3	1,007,854
410,000		Comcast Corp (Guarantee Note)	7.050	03/15/33	Baa3	460,035
500,000		COX Communications, Inc	4.625	06/01/13	Baa2	467,938
1,500,000	g	COX Communications, Inc	5.450	12/15/14	Baa3	1,458,757
1,930,000	g	COX Enterprises, Inc	4.375	05/01/08	Baa1	1,902,858
550,000		Deutsche Telekom International Finance BV (Guarantee Note)	3.875	07/22/08	Baa1	538,348
1,410,000	h	Deutsche Telekom International Finance BV (Guarantee Note)	8.750	06/15/30	Baa1	1,842,895
500,000		France Telecom S.A.	8.500	03/01/11	Baa2	571,470
970,000		New Cingular Wireless Services, Inc (Sr Note)	7.875	03/01/11	Baa2	1,104,657
550,000		New Cingular Wireless Services, Inc (Sr Note)	8.750	03/01/31	Baa2	725,157
500,000		SBC Communications, Inc	4.125	09/15/09	A2	486,194
2,000,000		SBC Communications, Inc	5.100	09/15/14	A2	1,949,680
3,000,000		Sprint Capital Corp	8.375	03/15/12	Baa3	3,507,254
750,000		Sprint Capital Corp (Guarantee Note)	7.625	01/30/11	Baa3	838,234
1,000,000	gh	Telecom Italia Capital S.A. (Guarantee Note)	4.000	01/15/10	Baa2	957,794
1,660,000		Verizon New Jersey, Inc (Deb)	5.875	01/17/12	Aa3	1,719,116
750,000		Verizon Virginia, Inc (Deb)	4.625	03/15/13	Aa3	721,534
830,000		Verizon Wireless Capital LLC	5.375	12/15/06	A3	846,184
1,380,000		Verizon/New England (Sr Note)	6.500	09/15/11	Aa3	1,492,690

		TOTAL COMMUNICATIONS				27,764,751

DEPOSITORY INSTITUTIONS - 2.90%
1,000,000		Bank of America Corp (Sr Note)	3.375	02/17/09	Aa2	958,603
910,000		Bank of America Corp (Sr Note)	4.875	01/15/13	Aa2	900,153
500,000		Bank of America Corp (Sr Note)	5.375	06/15/14	Aa2	508,727
2,250,000		Bank of America Corp (Sub Note)	4.750	08/15/13	Aa3	2,197,714
2,000,000		Bank One Corp	2.625	06/30/08	Aa3	1,884,476
1,100,000		Bank One NA	5.500	03/26/07	Aa2	1,127,037
410,000		BB&T Corp (Sub Note)	6.500	08/01/11	A2	445,095
1,100,000		Citigroup, Inc	5.850	12/11/34	Aa1	1,124,697
3,525,000		Citigroup, Inc (Sub Note)	5.000	09/15/14	Aa2	3,461,539
410,000		Golden West Financial Corp (Sr Note)	4.750	10/01/12	A1	402,060
410,000		Greenpoint Financial Corp (Sr Note)	3.200	06/06/08	A2	393,440
410,000		JPMorgan Chase & Co	4.500	11/15/10	Aa3	401,877
2,000,000		JPMorgan Chase & Co	4.750	03/01/15	Aa3	1,913,861
550,000		JPMorgan Chase & Co (Sub Note)	7.875	06/15/10	A1	625,116
2,000,000		JPMorgan Chase & Co (Sub Note)	5.125	09/15/14	A1	1,967,826
1,250,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	1,231,348
830,000		M&I Marshall & Ilsley Bank (Sr Note)	4.125	09/04/07	Aa3	826,145
1,100,000		Mellon Funding Corp (Guarantee Note)	4.875	06/15/07	A1	1,114,548
550,000		Mellon Funding Corp (Guarantee Note)	6.400	05/14/11	A2	593,323

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING	VALUE

$ 550,000		National Westminster Bank plc (Sub Note)	7.375	10/01/09	Aa2	$610,215
550,000		PNC Funding Corp (Guarantee Note)	5.750	08/01/06	A2	561,950
1,000,000		Popular North America, Inc (Guarantee Note)	4.700	06/30/09	A3	998,007
1,100,000		Regions Financial Corp (Sub Note)	6.375	05/15/12	A2	1,186,645
550,000		Suntrust Bank (Sub Note)	7.250	09/15/06	Aa3	574,981
830,000		US Bancorp (Sr Note)	5.100	07/15/07	Aa2	845,223
550,000		Wachovia Bank NA	4.850	07/30/07	Aa2	556,881
1,500,000		Wachovia Bank NA (Sub Note)	4.875	02/01/15	Aa3	1,456,714
2,000,000		Wachovia Corp (Sr Note)	3.625	02/17/09	Aa3	1,934,104
1,400,000		Wachovia Corp (Sub Note)	5.250	08/01/14	A1	1,400,552
1,500,000		Wells Fargo & Co (Sr Note)	4.200	01/15/10	Aa1	1,466,698
830,000		Wells Fargo Bank NA (Sub Note)	6.450	02/01/11	Aa1	895,674

		TOTAL DEPOSITORY INSTITUTIONS				34,565,229

ELECTRIC, GAS, AND SANITARY SERVICES - 1.78%
550,000		American Electric Power Co, Inc	6.125	05/15/06	Baa3	562,522
500,000	h	Carolina Power & Light Co (First Mortgage)	5.700	04/01/35	A3	495,313
410,000		CenterPoint Energy Resources Corp (Sr Note)	7.875	04/01/13	Ba1	475,256
410,000		Consolidated Edison Co of New York (Deb)	4.875	02/01/13	A1	406,853
1,000,000		Consolidated Edison Co of New York (Sr Note)	4.700	06/15/09	A1	1,002,561
1,389,000		Consolidated Natural Gas Co (Sr Note)	6.250	11/01/11	A3	1,482,144
500,000		Consolidated Natural Gas Co (Sr Note)	5.000	12/01/14	A3	487,117
750,000		Consumers Energy Co (First Mortgage)	4.400	08/15/09	Baa3	736,086
500,000		Duke Capital LLC	5.668	08/15/14	Baa3	504,464
1,340,000		FirstEnergy Corp	6.450	11/15/11	Baa3	1,413,760
1,500,000		Florida Power & Light Co (First Mortgage)	4.850	02/01/13	Aa3	1,490,877
500,000		Florida Power Corp (First Mortgage)	4.800	03/01/13	A2	487,337
550,000		FPL Group Capital, Inc (Guarantee Note)	7.625	09/15/06	A2	577,550
2,000,000		KeySpan Corp	4.900	05/16/08	A3	2,023,032
2,500,000	h	Kinder Morgan Energy Partners LP	5.125	11/15/14	Baa1	2,431,676
2,500,000		Kinder Morgan Energy Partners LP	5.800	03/15/35	Baa1	2,370,450
410,000		National Fuel Gas Co	5.250	03/01/13	A3	408,837
500,000		Nisource Finance Corp (Guarantee Note)	7.875	11/15/10	Baa3	566,871
1,000,000		Pacific Gas & Electric Co (First Mortgage)	6.050	03/01/34	Baa1	1,023,195
410,000		Public Service Co of Colorado	5.500	04/01/14	A3	421,911
250,000		Southern California Edison Co (First Mortgage)	6.000	01/15/34	A3	260,098
1,100,000		Texas Eastern Transmission LP (Sr Note)	5.250	07/15/07	Baa2	1,112,246
340,000		TXU Electric Delivery Co	7.250	01/15/33	Baa1	399,067

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				21,139,223

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.22%
550,000		Cooper Industries, Inc (Guarantee Note)	5.250	07/01/07	A3	559,583
1,100,000		Emerson Electric Co	5.000	12/15/14	A2	1,092,112
1,000,000		General Electric Co	5.000	02/01/13	Aaa	999,061

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				2,650,756

FABRICATED METAL PRODUCTS - 0.17%
2,000,000		Illinois Tool Works, Inc	5.750	03/01/09	Aa3	2,076,371

		TOTAL FABRICATED METAL PRODUCTS				2,076,371

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING	VALUE

FOOD AND KINDRED PRODUCTS - 0.36%
$ 410,000		Bottling Group LLC (Guarantee Note)	4.625	11/15/12	Aa3	$403,043
550,000		ConAgra Foods, Inc	7.875	09/15/10	Baa1	628,715
1,100,000		Coors Brewing Co (Guarantee Note)	6.375	05/15/12	Baa2	1,177,819
550,000		Kellogg Co	6.600	04/01/11	Baa2	596,792
500,000		Kraft Foods, Inc	6.500	11/01/31	A3	551,336
550,000		PepsiAmericas, Inc	4.875	01/15/15	Baa1	536,228
400,000		Sara Lee Corp	3.875	06/15/13	A3	370,154

		TOTAL FOOD AND KINDRED PRODUCTS				4,264,087

FOOD STORES - 0.15%
1,100,000		Kroger Co (Guarantee Note)	6.800	04/01/11	Baa2	1,200,123
550,000		Safeway, Inc (Deb)	7.250	02/01/31	Baa2	598,914

		TOTAL FOOD STORES				1,799,037

FORESTRY - 0.05%
550,000		Weyerhaeuser Co	6.000	08/01/06	Baa2	563,572

		TOTAL FORESTRY				563,572

FURNITURE AND FIXTURES - 0.17%
830,000		Masco Corp	4.625	08/15/07	Baa1	831,758
1,100,000		Newell Rubbermaid, Inc	6.000	03/15/07	Baa2	1,131,059

		TOTAL FURNITURE AND FIXTURES				1,962,817

GENERAL BUILDING CONTRACTORS - 0.30%
410,000		Centex Corp	4.750	01/15/08	Baa2	409,680
1,500,000	g	Lennar Corp (Sr Note)	5.500	09/01/14	Baa3	1,476,837
1,250,000		MDC Holdings, Inc (Guarantee Note)	5.500	05/15/13	Baa3	1,246,390
500,000		Ryland Group, Inc	5.375	01/15/15	Baa3	486,296

		TOTAL GENERAL BUILDING CONTRACTORS				3,619,203

GENERAL MERCHANDISE STORES - 0.44%
1,000,000	g	May Department Stores Co	3.950	07/15/07	Baa2	987,520
830,000		Target Corp	4.000	06/15/13	A2	782,467
2,000,000		Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	1,947,964
1,380,000		Wal-Mart Stores, Inc (Sr Note)	6.875	08/10/09	Aa2	1,503,712

		TOTAL GENERAL MERCHANDISE STORES				5,221,663

HEALTH SERVICES - 0.04%
410,000		Laboratory Corp Of America Holdings (Sr Note)	5.500	02/01/13	Baa3	411,426

		TOTAL HEALTH SERVICES				411,426

HOLDING AND OTHER INVESTMENT OFFICES - 0.38%
410,000		Boston Properties LP (Sr Note)	6.250	01/15/13	Baa2	430,722
500,000		Chelsea Property Group, Inc	6.000	01/15/13	Baa2	514,995

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING	VALUE

$ 410,000		EOP Operating LP (Guarantee Note)	5.875	01/15/13	Baa2	$418,461
2,000,000		iStar Financial, Inc (Sr Note)	5.150	03/01/12	Baa3	1,935,852
750,000	g	iStar Financial, Inc (Sr Note)	5.700	03/01/14	Baa3	739,927
500,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	491,785

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				4,531,742

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.18%
1,250,000		Hewlett-Packard Co	6.500	07/01/12	A3	1,363,244
750,000		International Business Machines Corp (Deb)	6.220	08/01/27	A1	807,603

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				2,170,847

INSURANCE CARRIERS - 0.65%
500,000		Allstate Corp	5.000	08/15/14	A1	493,588
550,000		Hartford Financial Services Group, Inc (Sr Note)	6.375	11/01/08	A3	578,491
410,000		Lincoln National Corp	5.250	06/15/07	A3	417,010
1,250,000		Metlife, Inc (Sr Note)	6.375	06/15/34	A2	1,348,275
1,500,000		Prudential Financial, Inc	4.750	04/01/14	A3	1,452,646
2,000,000		UnitedHealth Group, Inc	3.375	08/15/07	A2	1,955,652
500,000		WellPoint, Inc	3.500	09/01/07	Baa1	490,959
1,000,000	gh	WellPoint, Inc	4.250	12/15/09	Baa1	975,755

		TOTAL INSURANCE CARRIERS				7,712,376

METAL MINING - 0.24%
500,000		Barrick Gold Corp	5.800	11/15/34	Baa1	504,498
500,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	484,348
900,000	g	Corp Nacional del Cobre de Chile - CODELCO (Sr Note)	4.750	10/15/14	A2	853,899
550,000		Falconbridge Ltd	5.375	06/01/15	Baa3	542,728
410,000		Placer Dome, Inc (Deb)	6.375	03/01/33	Baa2	435,530

		TOTAL METAL MINING				2,821,003

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.08%
500,000	d	Tyco International Group S.A. (Guarantee Note)	5.800	08/01/06	Baa3	510,076
410,000		Tyco International Group S.A. (Guarantee Note)	6.000	11/15/13	Baa3	429,814

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				939,890

MISCELLANEOUS RETAIL - 0.08%
1,000,000	g	CVS Corp	4.875	09/15/14	A3	983,735

		TOTAL MISCELLANEOUS RETAIL				983,735

MOTION PICTURES - 0.59%
280,000		Historic TW, Inc	7.750	06/15/05	Baa1	282,355
550,000		Historic TW, Inc (Guarantee Note)	6.625	05/15/29	Baa1	577,465
500,000		News America, Inc (Guarantee Note)	7.625	11/30/28	Baa3	575,868
1,000,000	g	News America, Inc (Guarantee Note)	6.200	12/15/34	Baa3	988,766
1,850,000		Time Warner, Inc (Guarantee Note)	6.875	05/01/12	Baa1	2,021,983
1,160,000		Time Warner, Inc (Guarantee Note)	7.700	05/01/32	Baa1	1,376,182
690,000		Time Warner, Inc (Guarantee Note)	5.625	12/15/34	Baa1	691,056
550,000		Walt Disney Co	5.500	12/29/06	Baa1	561,732

		TOTAL MOTION PICTURES				7,075,407

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING	VALUE

NATIONAL SECURITY AND INTERNATIONAL AFFAIRS - 0.07%
$ 280,000		Inter-American Development Bank	6.125	03/08/06	Aaa	$286,437
500,000		Inter-American Development Bank	4.375	09/20/12	Aaa	494,705

		TOTAL NATIONAL SECURITY AND INTERNATIONAL AFFAIRS				781,142

NONDEPOSITORY INSTITUTIONS - 3.36%
2,000,000		American General Finance Corp (Sr Note)	4.625	05/15/09	A1	1,985,433
2,000,000		American Honda Finance Corp	4.500	05/26/09	A1	1,995,424
1,500,000		Capital One Bank (Sr Note)	5.125	02/15/14	Baa2	1,473,864
1,100,000		CIT Group, Inc (Sr Note)	4.125	02/21/06	A2	1,102,625
500,000		CIT Group, Inc (Sr Note)	4.250	02/01/10	A2	486,123
500,000		CIT Group, Inc (Sr Note)	5.125	09/30/14	A2	490,121
500,000		Countrywide Home Loans, Inc	4.125	09/15/09	A3	482,116
750,000		European Investment Bank (Sr Note)	4.000	03/03/10	Aaa	737,464
750,000		Ford Motor Credit Co	5.700	01/15/10	A3	707,224
1,000,000		Ford Motor Credit Co	7.375	02/01/11	A3	1,000,060
2,000,000		Ford Motor Credit Co	7.000	10/01/13	A3	1,944,854
750,000		Ford Motor Credit Co (Sr Note)	5.800	01/12/09	A3	723,571
1,000,000	d	General Electric Capital Corp	4.125	03/04/08	Aaa	992,295
1,500,000		General Electric Capital Corp	3.125	04/01/09	Aaa	1,421,547
1,500,000		General Electric Capital Corp	3.250	06/15/09	Aaa	1,423,266
2,750,000		General Electric Capital Corp	4.375	11/21/11	Aaa	2,670,463
3,400,000		General Electric Capital Corp	5.875	02/15/12	Aaa	3,576,336
3,000,000		General Motors Acceptance Corp	5.625	05/15/09	Baa1	2,746,695
1,660,000		General Motors Acceptance Corp	7.750	01/19/10	A3	1,597,565
1,000,000		General Motors Acceptance Corp	6.750	12/01/14	Baa1	860,984
500,000		HSBC Capital Funding LP/Jersey Channel Islands	4.610	12/29/49	A1	474,955
3,000,000	h	HSBC Finance Corp	4.125	11/16/09	A1	2,917,918
2,280,000		HSBC Finance Corp	6.375	11/27/12	A1	2,455,636
3,000,000		International Finance Corp	3.750	06/30/09	Aaa	2,951,208
410,000		MBNA America Bank NA	5.375	01/15/08	Baa1	418,654
830,000		National Rural Utilities Cooperative Finance Corp	5.750	08/28/09	A2	863,648
500,000	g	Rabobank Capital Funding Trust (Sub Note)	5.254	12/30/16	Aa2	495,206
410,000		SLM Corp	4.000	01/15/09	A2	401,505
690,000		Toyota Motor Credit Corp	2.875	07/08/08	Aaa	658,142

		TOTAL NONDEPOSITORY INSTITUTIONS				40,054,902

OIL AND GAS EXTRACTION - 0.99%
1,380,000		Burlington Resources Finance Co (Guarantee Note)	6.400	08/15/11	Baa1	1,475,544
750,000		Canadian Natural Resources Ltd	5.850	02/01/35	Baa1	734,072
830,000		Devon Energy Corp (Sr Note)	2.750	08/01/06	Baa2	815,636
750,000	g	Empresa Nacional de Petroleo ENAP	6.750	11/15/12	Baa1	807,800
400,000		EnCana Corp	6.500	08/15/34	Baa2	436,134
750,000	g	Enterprise Products Operating LP	5.000	03/01/15	Baa3	703,079
400,000		Enterprise Products Operating LP (Sr Note)	4.000	10/15/07	Baa3	391,610
500,000		Enterprise Products Operating LP (Sr Note)	4.625	10/15/09	Baa3	487,935
750,000		Enterprise Products Operating LP (Sr Note)	5.600	10/15/14	Baa3	740,198
400,000		Enterprise Products Operating LP (Sr Note)	6.650	10/15/34	Baa3	407,822
410,000		Equitable Resources, Inc	5.150	11/15/12	A2	415,229
500,000		Nexen, Inc	5.050	11/20/13	Baa2	486,550
750,000		Nexen, Inc	5.200	03/10/15	Baa2	732,158
1,100,000		Ocean Energy, Inc (Guarantee Note)	4.375	10/01/07	Baa3	1,092,743

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING	VALUE

$ 550,000		Panhandle Eastern Pipe Line (Sr Note)	4.800	08/15/08	Baa3	$546,248
500,000		PC Financial Partnership	5.000	11/15/14	Baa2	485,347
1,000,000	g	Plains All American Pipeline LP/PAA Finance Corp	4.750	08/15/09	Baa3	995,141

		TOTAL OIL AND GAS EXTRACTION				11,753,246

OTHER MORTGAGE BACKED SECURITIES - 2.66%
1,121,723	v	AQ Finance NIM Trust Series 2004-RN2	3.050	04/25/09	Aaa	1,122,249
1,280,048	v	AQ Finance NIM Trust Series 2004-RN3	3.030	05/25/09	Aaa	1,280,449
3,310,000	d	Banc of America Commercial Mortgage, Inc Series 2002-2 (Class A3)	5.118	07/11/43	NR	3,350,117
2,000,000	h	Banc of America Commercial Mortgage, Inc Series 2005-1 (Class B)	4.999	11/10/42	NR	1,995,420
6,000,000	d	Bear Stearns Commercial Mortgage Securities Series 2004-PWR5 (Class A5)	4.978	07/11/42	Aaa	5,946,642
600,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	600,737
1,660,000		Ge Capital Commercial Mortgage Corp Series 2003-C2 (Class A4)	5.145	07/10/37	Aaa	1,677,027
2,000,000		Greenwich Capital Commercial Funding Corp Series 2004-GG1 (Series A7)	5.317	06/10/36	Aaa	2,034,758
2,210,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2003-CB6 (Class A2)	5.255	07/12/37	Aaa	2,242,856
10,000,000	d	LB-UBS Commercial Mortgage Trust Series 2004-C7 (Class A6)	4.786	10/15/29	Aaa	9,759,640
502,262	v	Option One Mortgage Securities Corp NIM Trust Series 2004-1A	3.040	04/26/09	Aaa	502,498
1,100,000		Wachovia Bank Commercial Mortgage Trust Series 2002-C2 (Class A4)	4.980	11/15/34	Aaa	1,100,599

		TOTAL OTHER MORTGAGE BACKED SECURITIES				31,612,992

PAPER AND ALLIED PRODUCTS - 0.59%
1,000,000	g	Bemis Co	4.875	04/01/12	Baa1	983,179
550,000		International Paper Co	3.800	04/01/08	Baa2	536,635
2,020,000		International Paper Co	5.850	10/30/12	Baa2	2,091,885
1,660,000		Kimberly-Clark Corp	7.100	08/01/07	Aa2	1,762,598
1,500,000	g	Sappi Papier Holding AG. (Guarantee Note)	6.750	06/15/12	Baa3	1,627,058

		TOTAL PAPER AND ALLIED PRODUCTS				7,001,355

PETROLEUM AND COAL PRODUCTS - 0.19%
1,000,000		Conoco Funding Co (Guarantee Note)	6.350	10/15/11	A3	1,088,214
550,000		ConocoPhillips (Guarantee Note)	5.900	10/15/32	A3	578,451
550,000		ConocoPhillips Holding Co (Sr Note)	6.950	04/15/29	A3	651,366

		TOTAL PETROLEUM AND COAL PRODUCTS				2,318,031

PIPELINES, EXCEPT NATURAL GAS - 0.12%
1,000,000		Enbridge Energy Partners LP (Sr Note)	4.000	01/15/09	Baa2	972,397
550,000		TransCanada Pipelines Ltd	4.000	06/15/13	A2	508,293

		TOTAL PIPELINES, EXCEPT NATURAL GAS				1,480,690

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING	VALUE

PRIMARY METAL INDUSTRIES - 0.09%
$ 500,000		Alcan, Inc	6.125	12/15/33	Baa1	$528,941
500,000		Alcoa, Inc	6.500	06/01/11	A2	545,046

		TOTAL PRIMARY METAL INDUSTRIES				1,073,987

PRINTING AND PUBLISHING - 0.42%
410,000		Belo Corp (Deb)	7.250	09/15/27	Baa3	454,250
2,500,000		New York Times Co	5.000	03/15/15	A1	2,487,645
1,700,000		Viacom, Inc (Guarantee Note)	7.700	07/30/10	A3	1,893,756
140,000		Viacom, Inc (Guarantee Note)	6.625	05/15/11	A3	149,474

		TOTAL PRINTING AND PUBLISHING				4,985,125

RAILROAD TRANSPORTATION - 0.23%
1,000,000		Burlington Northern Santa Fe Corp	5.900	07/01/12	Baa2	1,052,618
550,000		Canadian National Railway Co	4.400	03/15/13	Baa1	528,769
550,000		Norfolk Southern Corp (Sr Note)	7.250	02/15/31	Baa1	658,493
500,000		Union Pacific Corp	6.500	04/15/12	Baa2	544,538

		TOTAL RAILROAD TRANSPORTATION				2,784,418

SECURITY AND COMMODITY BROKERS - 1.82%
1,500,000		Bear Stearns Cos, Inc	5.700	11/15/14	A1	1,539,713
650,000		Goldman Sachs Group, Inc	5.125	01/15/15	Aa3	637,283
750,000		Goldman Sachs Group, Inc	6.125	02/15/33	Aa3	773,745
750,000		Goldman Sachs Group, Inc (Guarantee Note)	6.345	02/15/34	A1	771,455
1,100,000		Lehman Brothers Holdings, Inc	6.250	05/15/06	A1	1,128,366
3,200,000		Lehman Brothers Holdings, Inc	4.000	01/22/08	A1	3,161,578
1,000,000	h	Lehman Brothers Holdings, Inc	4.250	01/27/10	A1	974,783
650,000		Lehman Brothers Holdings, Inc	4.800	03/13/14	A1	628,244
1,000,000		Merrill Lynch & Co, Inc	5.000	01/15/15	Aa3	971,769
830,000		Morgan Stanley	3.625	04/01/08	Aa3	808,523
1,500,000		Morgan Stanley	4.000	01/15/10	Aa3	1,445,205
1,750,000		Morgan Stanley	6.600	04/01/12	Aa3	1,899,318
1,500,000		Morgan Stanley	5.300	03/01/13	Aa3	1,506,321
4,994,000	g	Morgan Stanley Tracers	6.787	06/15/12	Baa2	5,383,282

		TOTAL SECURITY AND COMMODITY BROKERS				21,629,585

STONE, CLAY, AND GLASS PRODUCTS - 0.03%
280,000		CRH America, Inc (Guarantee Note)	6.400	10/15/33	Baa1	301,575

		TOTAL STONE, CLAY, AND GLASS PRODUCTS				301,575

TRANSPORTATION EQUIPMENT - 0.61%
410,000		DaimlerChrysler NA Holding Corp (Guarantee Note)	6.500	11/15/13	A3	425,183
830,000		DaimlerChrysler NA Holding Corp (Guarantee Note)	8.500	01/18/31	A3	993,255
1,000,000		Ford Motor Co	7.450	07/16/31	Baa1	903,432
500,000		General Dynamics Corp (Guarantee Note)	3.000	05/15/08	A2	480,086

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING	VALUE

$ 750,000		General Motors Corp (Deb)	8.375	07/15/33	Baa2	$642,927
830,000		Harsco Corp (Sr Note)	5.125	09/15/13	A3	822,969
550,000		Lockheed Martin Corp	8.500	12/01/29	Baa2	739,725
410,000		Northrop Grumman Corp (Guarantee Note)	7.750	02/15/31	Baa2	518,897
550,000		United Technologies Corp	4.875	11/01/06	A2	556,245
1,100,000		United Technologies Corp	6.350	03/01/11	A2	1,187,213

		TOTAL TRANSPORTATION EQUIPMENT				7,269,932

WHOLESALE TRADE-DURABLE GOODS - 0.03%
410,000		Johnson & Johnson (Deb)	3.800	05/15/13	Aaa	382,842

		TOTAL WHOLESALE TRADE-DURABLE GOODS				382,842

WHOLESALE TRADE-NONDURABLE GOODS - 0.08%
1,000,000		GlaxoSmithKline Capital, Inc (Guarantee Note)	5.375	04/15/34	Aa2	987,414

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				987,414

		TOTAL CORPORATE BONDS
		(Cost $305,275,685)				304,536,667

GOVERNMENT BONDS - 70.42%

AGENCY SECURITIES - 14.70%
16,020,000	d	Federal Farm Credit Bank (FFCB)	2.250	09/01/06	Aaa	15,665,122
5,000,000		Federal Farm Credit Bank (FFCB)	3.375	07/15/08	Aaa	4,874,269
6,550,000		Federal Farm Credit Bank (FFCB)	3.875	01/12/09	Aaa	6,440,012
1,820,000		Federal Home Loan Mortgage Corp (FHLMC)	5.750	04/15/08	Aaa	1,900,971
3,870,000		Federal Home Loan Mortgage Corp (FHLMC)	3.750	05/12/09	Aaa	3,776,365
30,000,000	d	Federal Home Loan Mortgage Corp (FHLMC)	7.000	03/15/10	Aaa	33,296,748
20,248,000		Federal Home Loan Mortgage Corp (FHLMC)	5.875	03/21/11	Aa2	21,301,398
3,870,000		Federal Home Loan Mortgage Corp (FHLMC)	6.375	08/01/11	Aa2	3,953,979
2,430,000		Federal National Mortgage Association (FNMA)	5.250	06/15/06	Aaa	2,471,254
6,000,000	d	Federal National Mortgage Association (FNMA)	2.625	11/15/06	Aaa	5,879,025
14,290,000	d	Federal National Mortgage Association (FNMA)	5.000	01/15/07	Aaa	14,542,534
4,000,000		Federal National Mortgage Association (FNMA)	3.410	08/30/07	Aaa	3,929,531
3,000,000	d	Federal National Mortgage Association (FNMA)	3.375	12/15/08	Aaa	2,900,487
35,000,000	d	Federal National Mortgage Association (FNMA)	7.125	06/15/10	Aaa	39,131,470
14,000,000	d	Federal National Mortgage Association (FNMA)	4.625	10/15/14	Aaa	13,736,706
1,000,000	d	Federal National Mortgage Association (FNMA)	6.210	08/06/38	Aaa	1,147,380

		TOTAL AGENCY SECURITIES				174,947,251

FOREIGN GOVERNMENT BONDS - 1.23%
280,000		Canada Government International Bond	6.750	08/28/06	Aaa	291,354
410,000		Chile Government International Bond	5.500	01/15/13	Baa1	418,983
2,000,000		Italy Government International Bond	4.500	01/21/15	NR	1,941,220
410,000		Korea Development Bank	5.750	09/10/13	A3	425,134
410,000		Mexico Government International Bond	6.375	01/16/13	Baa1	421,275
966,000		Mexico Government International Bond	5.875	01/15/14	Baa2	960,803
550,000		Mexico Government International Bond	8.300	08/15/31	Baa1	629,750
1,500,000		Mexico Government International Bond	6.750	09/27/34	Baa1	1,462,500
550,000		Province of Ontario	5.125	07/17/12	Aa2	566,187

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING	VALUE

$ 1,500,000		Province of Ontario	4.500	02/03/15	Aa2	$1,454,245
550,000		Province of Ontario (Sr Note)	5.500	10/01/08	Aa2	570,193
1,380,000		Province of Quebec Canada	5.000	07/17/09	A1	1,406,011
1,380,000		Province of Quebec Canada (Deb)	7.500	09/15/29	A1	1,770,414
2,000,000	h	Province of Saskatchewan Canada (Deb)	7.375	07/15/13	Aa3	2,363,788

		TOTAL FOREIGN GOVERNMENT BONDS				14,681,857

MORTGAGE BACKED SECURITIES - 35.86%
138,535		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.500	01/01/16		145,944
14,289		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.500	05/01/16		15,054
15,429		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.500	06/01/16		16,255
2,705,329		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	05/01/18		2,709,723
2,705,033		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	06/01/18		2,709,427
5,868,455		Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500	09/01/18		5,756,844
6,064,357		Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500	01/01/19		5,942,798
10,947,000	h	Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500	05/01/19		10,727,567
4,000,000	h	Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500	04/15/20		3,915,000
179,303		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	10/01/20		189,424
20,369		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	10/01/28		21,215
225,747	d	Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	01/01/29		235,114
37,561		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	03/01/29		39,120
192,436		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	07/01/29		200,307
70,549		Federal Home Loan Mortgage Corp Gold (FGLMC)	8.000	01/01/31		75,927
280,379	d	Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	09/01/31		291,473
299,924		Federal Home Loan Mortgage Corp Gold (FGLMC)	8.000	09/01/31		322,689
147,307		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	10/01/31		155,241
1,852,189		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	12/01/31		1,952,462
1,056,102		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	08/01/32		1,097,607
7,804,657	d	Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	09/01/33		7,658,039
3,131,599		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	09/01/33		3,145,488
4,018,779		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	09/01/33		4,036,603
4,111,497		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	09/01/33		4,129,732
4,898,192		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	09/01/33		5,014,716
5,125,707		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	10/01/33		5,148,440
3,953,914		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	10/01/33		3,971,450
8,801,565	d	Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	11/01/33		8,636,220
5,629,552		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	11/01/33		5,523,796
2,848,874		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	11/01/33		2,795,355
1,479,275		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	11/01/33		1,514,466
16,000,000	h	Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	12/01/33		16,082,096
1,993,259		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	12/01/34		1,999,766
3,000,000	h	Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	04/15/35		3,069,375
107,540		Federal National Mortgage Association (FNMA)	6.000	09/01/13		111,156
3,745,010		Federal National Mortgage Association (FNMA)	4.736	10/01/13		3,712,781
86,427		Federal National Mortgage Association (FNMA)	6.500	12/01/13		90,301
3,937,219		Federal National Mortgage Association (FNMA)	4.760	02/01/14		3,907,336
48,433		Federal National Mortgage Association (FNMA)	6.000	06/01/14		50,059
18,118		Federal National Mortgage Association (FNMA)	6.500	07/01/14		18,932
6,967,326		Federal National Mortgage Association (FNMA)	4.640	11/01/14		6,815,878
15,653,534	hv	Federal National Mortgage Association (FNMA)	4.804	03/01/16		15,582,604
164,108		Federal National Mortgage Association (FNMA)	6.500	10/01/16		171,412
1,396,356	d	Federal National Mortgage Association (FNMA)	6.500	11/01/16		1,458,505
1,005,292	d	Federal National Mortgage Association (FNMA)	6.500	04/01/17		1,050,065
1,247,128		Federal National Mortgage Association (FNMA)	6.000	11/01/17		1,288,679
965,947		Federal National Mortgage Association (FNMA)	6.000	02/01/18		998,167
993,921		Federal National Mortgage Association (FNMA)	5.500	04/01/18		1,013,998

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING	VALUE

$ 8,000,000	h	Federal National Mortgage Association (FNMA)	5.000	04/25/18		$7,992,496
26,000,000	h	Federal National Mortgage Association (FNMA)	5.500	04/25/18		26,487,500
273,995		Federal National Mortgage Association (FNMA)	5.500	05/01/18		279,530
3,632,819		Federal National Mortgage Association (FNMA)	4.500	10/01/18		3,558,503
8,081,882	d	Federal National Mortgage Association (FNMA)	5.000	11/01/18		8,086,287
617,128		Federal National Mortgage Association (FNMA)	6.000	01/01/19		636,432
1,762,733		Federal National Mortgage Association (FNMA)	5.000	11/01/23		1,741,489
1,662,238		Federal National Mortgage Association (FNMA)	5.500	02/01/24		1,679,688
923,135		Federal National Mortgage Association (FNMA)	5.500	07/01/24		931,777
9,449		Federal National Mortgage Association (FNMA)	8.000	07/01/24		10,199
5,848		Federal National Mortgage Association (FNMA)	7.500	01/01/29		6,280
18,165		Federal National Mortgage Association (FNMA)	6.500	04/01/29		18,914
18,307		Federal National Mortgage Association (FNMA)	7.500	07/01/29		19,601
3,939		Federal National Mortgage Association (FNMA)	7.500	07/01/29		4,218
9,661		Federal National Mortgage Association (FNMA)	7.500	02/01/31		10,339
44,416		Federal National Mortgage Association (FNMA)	7.500	03/01/31		47,530
20,580		Federal National Mortgage Association (FNMA)	7.500	05/01/31		22,024
359,219		Federal National Mortgage Association (FNMA)	6.500	06/01/31		373,618
44,018		Federal National Mortgage Association (FNMA)	6.500	09/01/31		45,783
41,330		Federal National Mortgage Association (FNMA)	6.500	10/01/31		42,987
238,152		Federal National Mortgage Association (FNMA)	6.500	11/01/31		247,698
628,363		Federal National Mortgage Association (FNMA)	6.000	01/01/32		643,103
23,000,000	h	Federal National Mortgage Association (FNMA)	6.000	04/25/32		23,503,125
1,464,896		Federal National Mortgage Association (FNMA)	5.500	07/01/33		1,469,747
1,702,100		Federal National Mortgage Association (FNMA)	5.500	07/01/33		1,708,933
2,677,622		Federal National Mortgage Association (FNMA)	4.500	08/01/33		2,544,612
2,733,231		Federal National Mortgage Association (FNMA)	5.500	09/01/33		2,742,281
2,250,493		Federal National Mortgage Association (FNMA)	5.500	09/01/33		2,257,945
4,528,773		Federal National Mortgage Association (FNMA)	4.500	10/01/33		4,303,807
6,826,837		Federal National Mortgage Association (FNMA)	5.500	10/01/33		6,849,442
5,340,084		Federal National Mortgage Association (FNMA)	5.500	10/01/33		5,357,765
9,659,746	d	Federal National Mortgage Association (FNMA)	5.500	10/01/33		9,691,730
6,118,419		Federal National Mortgage Association (FNMA)	5.000	12/01/33		5,999,110
7,557,512	d	Federal National Mortgage Association (FNMA)	5.500	12/01/33		7,582,536
2,691,902		Federal National Mortgage Association (FNMA)	6.000	01/01/34		2,752,247
5,100,464	h	Federal National Mortgage Association (FNMA)	5.000	03/01/34		4,990,485
5,237,625		Federal National Mortgage Association (FNMA)	5.000	03/01/34		5,135,492
2,683,678		Federal National Mortgage Association (FNMA)	5.000	04/01/34		2,631,346
6,000,000	h	Federal National Mortgage Association (FNMA)	4.500	04/25/34		5,692,500
47,000,000	h	Federal National Mortgage Association (FNMA)	5.000	04/25/34		45,942,500
9,000,000	h	Federal National Mortgage Association (FNMA)	5.500	04/25/34		9,011,250
3,119,689	h	Federal National Mortgage Association (FNMA)	6.000	11/01/34		3,189,576
7,878,597		Federal National Mortgage Association (FNMA)	5.000	12/01/34		7,707,836
1,952,511		Federal National Mortgage Association (FNMA)	5.500	01/01/35		1,956,680
5,000,000	hv	Federal National Mortgage Association (FNMA)	5.500	02/01/35		5,008,594
26,000,000	h	Federal National Mortgage Association (FNMA)	6.500	04/25/35		26,975,000
1,346		Government National Mortgage Association (GNMA)	7.000	01/15/28		1,426
5,267		Government National Mortgage Association (GNMA)	7.000	02/15/28		5,578
17,452		Government National Mortgage Association (GNMA)	6.500	05/15/28		18,271
6,090		Government National Mortgage Association (GNMA)	7.000	06/15/28		6,449
9,431		Government National Mortgage Association (GNMA)	7.000	06/15/28		9,987
173,439		Government National Mortgage Association (GNMA)	6.500	09/15/28		181,566
28,499		Government National Mortgage Association (GNMA)	6.500	09/15/28		29,834
76,771		Government National Mortgage Association (GNMA)	6.500	11/15/28		80,368
14,537		Government National Mortgage Association (GNMA)	7.500	11/15/28		15,607
35,370		Government National Mortgage Association (GNMA)	7.500	07/15/29		37,951
5,869		Government National Mortgage Association (GNMA)	8.500	07/15/30		6,387
4,025		Government National Mortgage Association (GNMA)	8.500	07/15/30		4,380

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 52,074		Government National Mortgage Association (GNMA)	8.500	10/15/30	$56,665
109,608		Government National Mortgage Association (GNMA)	8.500	10/20/30	118,831
8,314		Government National Mortgage Association (GNMA)	8.500	11/15/30	9,047
13,526		Government National Mortgage Association (GNMA)	8.500	12/15/30	14,719
23,253		Government National Mortgage Association (GNMA)	7.000	06/20/31	24,499
66,796		Government National Mortgage Association (GNMA)	6.500	07/15/31	69,850
97,767		Government National Mortgage Association (GNMA)	7.000	07/15/31	103,372
67,175		Government National Mortgage Association (GNMA)	7.000	07/15/31	71,027
322,325		Government National Mortgage Association (GNMA)	7.500	02/15/32	345,658
10,419		Government National Mortgage Association (GNMA)	6.500	03/15/33	10,888
5,515,937		Government National Mortgage Association (GNMA)	5.500	09/15/33	5,572,537
1,784,993		Government National Mortgage Association (GNMA)	6.000	07/20/34	1,832,391
10,129,588		Government National Mortgage Association (GNMA)	5.000	03/15/35	10,002,421
15,000,000		Government National Mortgage Association (GNMA)	5.000	03/20/35	14,783,490

		TOTAL MORTGAGE BACKED SECURITIES			426,818,340

U.S. TREASURY SECURITIES - 18.63%
53,000,000		U.S. Treasury Bond	8.000	11/15/21	72,019,581
7,122,000		U.S. Treasury Bond	5.375	02/15/31	7,767,395
20,929,140	k	U.S. Treasury Inflation Indexed Note	3.875	01/15/09	23,087,353
5,160,004	k	U.S. Treasury Inflation Indexed Note	2.000	01/15/14	5,280,954
580,000		U.S. Treasury Note	2.000	08/31/05	577,552
425,000		U.S. Treasury Note	4.625	05/15/06	430,096
1,200,000		U.S. Treasury Note	2.750	06/30/06	1,187,928
24,390,000		U.S. Treasury Note	2.375	08/15/06	23,981,467
450,000		U.S. Treasury Note	2.500	09/30/06	442,337
21,925,000		U.S. Treasury Note	2.625	11/15/06	21,553,152
1,140,000		U.S. Treasury Note	3.000	12/31/06	1,125,499
1,650,000		U.S. Treasury Note	2.250	02/15/07	1,604,922
11,400,000		U.S. Treasury Note	3.375	02/28/07	11,316,438
20,000,000		U.S. Treasury Note	3.750	03/31/07	19,984,380
1,900,000		U.S. Treasury Note	2.750	08/15/07	1,853,032
2,550,000		U.S. Treasury Note	3.000	11/15/07	2,495,226
1,450,000		U.S. Treasury Note	3.500	02/15/10	1,407,732
10,825,000		U.S. Treasury Note	4.000	03/15/10	10,742,946
14,090,000	d	U.S. Treasury Note	10.000	05/15/10	14,215,541
650,000		U.S. Treasury Note	5.000	02/15/11	675,285
50,000		U.S. Treasury Note	4.000	02/15/15	48,047

		TOTAL U.S. TREASURY SECURITIES			221,796,863

		TOTAL GOVERNMENT BONDS
		(Cost $845,962,220)			838,244,311

		TOTAL BONDS
		(Cost $1,151,237,905)			1,142,780,978

SHORT TERM INVESTMENTS - 22.05%

COMMERCIAL PAPER - 6.84%
4,515,000	d	ABN Amro North America Finance, Inc	2.770	05/06/05	4,502,132
5,000,000		American Honda Finance Corp	2.750	05/05/05	4,986,146
5,000,000	c,d	Corporate Asset Funding Corp, Inc	2.670	04/15/05	4,994,208

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 2,015,000	c,d	Delaware Funding Co LLC	2.730	04/14/05	$2,012,829
5,000,000	c	Fortune Brands	2.500	04/04/05	4,998,461
5,000,000		Goldman Sachs Group, LP	2.700	04/12/05	4,995,383
5,000,000	c	IBM Capital, Inc	2.755	04/22/05	4,991,506
5,000,000	c	Kitty Hawk Funding Corp	2.640	04/11/05	4,995,768
5,000,000		Morgan Stanley Dean Witter	2.730	04/12/05	4,995,383
5,000,000	c	Park Avenue Receivables Corp	2.690	04/11/05	4,995,768
5,000,000	c	Pfizer, Inc	2.750	04/07/05	4,997,307
5,000,000	c	Pitney Bowes Inc	2.750	04/11/05	4,995,768
5,000,000		Shell Finance (U.K.) plc	2.550	04/01/05	4,999,606
5,000,000		Societe Generale North America, Inc	2.780	04/21/05	4,991,892
5,000,000		UBS Finance, (Delaware), Inc	2.720	05/06/05	4,985,750
5,000,000	c	Variable Funding Capital Corp	2.770	04/13/05	4,994,999
5,000,000	c	Wal-Mart Stores Inc	2.750	04/07/05	4,997,307

		TOTAL COMMERCIAL PAPER			81,430,213

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 15.21%
13,920,000		Federal Home Loan Bank (FHLB)	2.650	04/08/05	13,911,710
18,333,000	d	Federal Home Loan Mortgage Corp (FHLMC)	2.640	04/05/05	18,326,227
22,575,000		Federal Home Loan Mortgage Corp (FHLMC)	2.690	05/02/05	22,519,215
16,950,000		Federal Home Loan Mortgage Corp (FHLMC)	2.710	05/03/05	16,906,806
29,830,000		Federal Home Loan Mortgage Corp (FHLMC)	2.830	05/25/05	29,700,571
45,480,000		Federal National Mortgage Association (FNMA)	2.600	04/01/05	45,476,639
7,035,000		Federal National Mortgage Association (FNMA)	2.580	04/27/05	7,020,807
16,425,000		Federal National Mortgage Association (FNMA)	2.480	04/29/05	16,389,408
10,500,000		Federal National Mortgage Association (FNMA)	2.680	05/02/05	10,474,053
345,000		Federal National Mortgage Association (FNMA)	3.050	07/11/05	342,028

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			181,067,464

		TOTAL SHORT TERM INVESTMENTS
		(Cost $262,525,981)			262,497,677

		TOTAL PORTFOLIO -118.05%
		(Cost $1,413,763,886)			1,405,278,655
		OTHER ASSETS AND LIABILITIES, NET - (18.05%)			(214,864,475)

		NET ASSETS - 100.00%			$1,190,414,180

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities
Act of 1933, as amended.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At March 31, 2005, the value of these securities amounted to $24,444,414 or 2.05% of net assets.
h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Inflation-Linked Bond Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INFLATION-LINKED BOND FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

GOVERNMENT BONDS - 98.79%

U.S. TREASURY SECURITIES - 98.79%
$ 29,291,456	k	U.S.Treasury Inflation Indexed Bond	2.375	01/15/25	$31,508,820
30,281,922	k	U.S.Treasury Inflation Indexed Bond	3.625	04/15/28	39,820,728
34,746,130	k	U.S.Treasury Inflation Indexed Bond	3.875	04/15/29	47,803,031
8,261,317	k	U.S.Treasury Inflation Indexed Bond	3.375	04/15/32	10,968,220
25,425,319	k	U.S.Treasury Inflation Indexed Note	3.375	01/15/07	26,696,586
29,667,450	k	U.S.Treasury Inflation Indexed Note	3.625	01/15/08	31,918,024
28,178,669	k	U.S.Treasury Inflation Indexed Note	3.875	01/15/09	31,084,454
19,664,287	k	U.S.Treasury Inflation Indexed Note	4.250	01/15/10	22,392,707
18,470,296	k	U.S.Treasury Inflation Indexed Note	0.875	04/15/10	18,072,077
18,296,829	k	U.S.Treasury Inflation Indexed Note	3.500	01/15/11	20,438,107
9,799,366	k	U.S.Treasury Inflation Indexed Note	3.375	01/15/12	10,996,751
37,182,923	k	U.S.Treasury Inflation Indexed Note	3.000	07/15/12	40,912,743
31,536,415	k	U.S.Treasury Inflation Indexed Note	1.875	07/15/13	32,093,349
32,956,943	k	U.S.Treasury Inflation Indexed Note	2.000	01/15/14	33,729,454
29,175,120	k	U.S.Treasury Inflation Indexed Note	2.000	07/15/14	29,799,760
15,249,362	k	U.S.Treasury Inflation Indexed Note	1.625	01/15/15	15,025,350

		TOTAL U.S. TREASURY SECURITIES			443,260,161

		TOTAL GOVERNMENT BONDS
		(Cost $434,860,649)			443,260,161

SHORT-TERM INVESTMENTS - 0.42%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.42%
1,900,000		Federal Home Loan Bank (FHLB)	2.400	04/01/05	1,899,860

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			1,899,860

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $1,900,000)			1,899,860

		TOTAL PORTFOLIO - 99.21%
		(Cost $436,760,649)			445,160,021
		OTHER ASSETS AND LIABILITIES, NET - 0.79%			3,536,112

		NET ASSETS - 100.00%			$448,696,133

	k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MONEY MARKET FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 101.21%

CERTIFICATES OF DEPOSIT - 4.51%
$ 2,000,000		Credit Agricole USA, Inc	1.420	04/05/05	$2,000,002
5,100,000		Dexia Bank	2.735	05/17/05	5,100,097
1,000,000		Toronto Dominion Bank	2.645	04/15/05	1,000,000

		TOTAL CERTIFICATES OF DEPOSIT			8,100,099

COMMERCIAL PAPER - 81.99%
3,000,000		American Honda Finance Corp	2.740	05/06/05	2,992,008
5,080,000	c	Anheuser-Busch Co Inc	2.700	05/19/05	5,061,712
1,000,000		Barclays U.S. Funding Corp	2.570	04/05/05	999,718
3,110,000		Barclays U.S. Funding Corp	2.700	04/18/05	3,106,094
1,220,000		Barclays U.S. Funding Corp	2.700	04/27/05	1,217,621
3,000,000	c	Beta Finance, Inc	2.990	06/16/05	2,981,309
2,020,000	c	Beta Finance, Inc	2.980	06/20/05	2,006,668
1,500,000	c	Beta Finance, Inc	3.020	06/30/05	1,488,675
1,515,000		Canadian Imperial Holdings, Inc	2.970	06/29/05	1,503,876
1,500,000	c	CC (USA), Inc	2.600	04/18/05	1,498,158
5,000,000	c	CC (USA), Inc	2.850	05/27/05	4,977,911
1,500,000		Ciesco LP	2.980	06/13/05	1,490,936
5,740,000	c	Corporate Asset Funding Corp, Inc	2.500	04/06/05	5,738,007
7,000,000	c	Delaware Funding Co LLC	2.660	04/05/05	6,997,944
5,150,000	c	Dorada Finance, Inc	2.710	05/13/05	5,133,554
1,060,000		Fcar Owner Trust I	2.520	05/03/05	1,057,626
1,355,000		General Electric Capital Corp	2.610	04/25/05	1,352,642
2,460,000	c	Govco, Inc	2.600	04/19/05	2,456,802
1,740,000	c	Govco, Inc	2.650	04/20/05	1,737,566
1,500,000	c	Govco, Inc	2.650	04/21/05	1,497,792
4,000,000	c	Greyhawk Funding LLC	2.520	04/08/05	3,998,040
672,000	c	Greyhawk Funding LLC	2.670	05/17/05	669,819
1,260,000	c	Harrier Finance Funding LLC	2.670	04/21/05	1,258,131
2,000,000	c	Harrier Finance Funding LLC	2.660	04/25/05	1,996,453
2,000,000	c	Harrier Finance Funding LLC	2.960	06/16/05	1,987,502
1,000,000	c	Harrier Finance Funding LLC	3.000	06/21/05	993,463
6,000,000		HSBC Finance Corp	3.000	06/21/05	5,959,500
6,960,000	c	IBM Capital, Inc	2.755	04/22/05	6,948,835
4,000,000	c	Kimberly Clark Worldwide, Inc	2.740	04/26/05	3,992,570
1,000,000	c	Links Finance LLC	2.765	05/17/05	996,461
4,235,000		Paccar Financial Corp	2.750	05/12/05	4,221,736
3,010,000	c	Park Avenue Receivables Corp	2.650	04/04/05	3,009,353
1,870,000	c	Preferred Receivables Funding	2.590	04/04/05	1,869,596
2,000,000	c	Preferred Receivables Fundng	2.830	05/31/05	1,990,567
3,035,000	c	Private Export Funding Corp	2.700	05/10/05	3,026,123
3,000,000	c	Private Export Funding Corp	2.580	05/18/05	2,989,895
2,000,000	c	Private Export Funding Corp	2.660	06/07/05	1,990,099
4,000,000	c	Proctor & Gamble	2.720	05/16/05	3,986,400
4,275,000		Rabobank USA Finance Corp	2.560	04/01/05	4,275,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 1,900,000		Rabobank USA Finance Corp	2.630	04/14/05	$1,898,196
1,250,000		Rabobank USA Finance Corp	2.770	05/20/05	1,245,440
2,000,000	c	Ranger Funding Co LLC	3.220	09/20/05	1,969,400
4,000,000		Royal Bank of Scotland plc	2.580	04/04/05	3,999,140
3,000,000	c	Scaldis Capital LLC	2.760	06/08/05	2,984,360
1,000,000	c	Sherwin-Williams Co	2.780	04/27/05	998,061
2,380,000	c	Sigma Finance, Inc	2.480	04/01/05	2,380,000
1,350,000	c	Sigma Finance, Inc	2.570	04/11/05	1,349,033
1,610,000	c	Sigma Finance, Inc	2.840	05/23/05	1,603,395
1,500,000	c	Sigma Finance, Inc	3.020	06/30/05	1,488,675
810,000		Societe Generale North America, Inc	2.890	07/14/05	803,237
3,215,000		UBS Finance, (Delaware), Inc	2.395	04/07/05	3,213,717
2,120,000		UBS Finance, (Delaware), Inc	2.825	05/09/05	2,113,689
1,000,000		UBS Finance, (Delaware), Inc	2.950	06/06/05	994,592
2,000,000	c	Variable Funding Capital Corp	2.780	04/21/05	1,996,911
5,110,000	c	Yorktown Capital, LLC	2.790	04/20/05	5,102,476
1,520,000	c	Yorktown Capital, LLC	2.990	06/27/05	1,509,017

		TOTAL COMMERCIAL PAPER			147,105,501

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 11.92%
1,625,000		Federal Home Loan Bank (FHLB)	2.750	05/25/05	1,618,297
1,815,000		Federal Home Loan Bank (FHLB)	2.970	07/11/05	1,799,877
1,615,000		Federal Home Loan Mortgage Corp (FHLMC)	2.640	04/05/05	1,614,546
2,000,000		Federal Home Loan Mortgage Corp (FHLMC)	2.680	04/12/05	1,998,460
630,000		Federal Home Loan Mortgage Corp (FHLMC)	2.980	07/19/05	624,621
1,510,000		Federal Home Loan Mortgage Corp (FHLMC)	2.720	08/23/05	1,493,571
4,180,000		Federal National Mortgage Association (FNMA)	2.600	04/01/05	4,180,000
2,410,000		Federal National Mortgage Association (FNMA)	2.680	05/04/05	2,404,389
235,000		Federal National Mortgage Association (FNMA)	2.710	06/01/05	233,921
5,000,000		Federal National Mortgage Association (FNMA)	2.680	06/22/05	4,966,403
197,000		Federal National Mortgage Association (FNMA)	2.630	06/24/05	195,791
250,000		Federal National Mortgage Association (FNMA)	3.150	08/26/05	246,784

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			21,376,660

VARIABLE NOTES - 2.79%
2,000,000		Barclays Bank plc	2.770	09/29/05	1,999,604
3,000,000		US Bank NA	2.950	12/05/05	3,000,950

		TOTAL VARIABLE NOTES			5,000,554

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $181,582,814)			181,582,814

		TOTAL PORTFOLIO - 101.21%
		(Cost $181,582,814)			181,582,814
		OTHER ASSETS AND LIABILITIES, NET - (1.21%)			(2,174,609)

		NET ASSETS - 100.00%			$179,408,205

	c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities
		Act of 1933, as amended.

TIAA-CREF LIFECYCLE FUNDS -2010 Fund

TIAA-CREF LIFECYCLE FUNDS
2010 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005
SHARES		VALUE

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - 99.36%
64,540	TIAA-CREF Institutional Bond Fund - Institutional Class	$650,568
73,997	TIAA-CREF Institutional Growth Equity Fund - Institutional Class	479,503
60,992	TIAA-CREF Institutional Inflation-Linked Bond Fund - Institutional Class	652,609
14,545	TIAA-CREF Institutional International Equity Fund - Institutional Class	160,723
34,541	TIAA-CREF Institutional Large-Cap Value Fund - Institutional Class	478,045
6,058	TIAA-CREF Institutional Real Estate Securities Fund - Institutional Class	79,422
5,405	TIAA-CREF Institutional Small-Cap Equity Fund - Institutional Class	79,182

	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	2,580,052
	(Cost $2,630,832)

	TOTAL PORTFOLIO - 99.36%
	(Cost $2,630,832)	2,580,052

	OTHER ASSETS AND LIABILITIES, NET - 0.64%	16,712

	NET ASSETS - 100.00%	$2,596,764

TIAA-CREF LIFECYCLE FUNDS - 2015 Fund

TIAA-CREF LIFECYCLE FUNDS
2015 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005

SHARES		VALUE

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - 99.53%
93,759	TIAA-CREF Institutional Bond Fund - Institutional Class	$945,088
130,656	TIAA-CREF Institutional Growth Equity Fund - Institutional Class	846,654
88,668	TIAA-CREF Institutional Inflation-Linked Bond Fund - Institutional Class	948,750
26,659	TIAA-CREF Institutional International Equity Fund - Institutional Class	294,581
62,749	TIAA-CREF Institutional Large-Cap Value Fund - Institutional Class	868,440
10,874	TIAA-CREF Institutional Real Estate Securities Fund - Institutional Class	142,561
9,637	TIAA-CREF Institutional Small-Cap Equity Fund - Institutional Class	141,187

	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	4,187,261
	(Cost $4,297,145)

	TOTAL PORTFOLIO - 99.53%
	(Cost $4,297,145)	4,187,261

	OTHER ASSETS AND LIABILITIES, NET - 0.47%	19,783

	NET ASSETS - 100.00%	$4,207,044

TIAA-CREF LIFECYCLE FUNDS - 2020 Fund

TIAA-CREF LIFECYCLE FUNDS
2020 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005
SHARES		VALUE

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - 98.32%
37,353	TIAA-CREF Institutional Bond Fund - Institutional Class	$376,515
64,566	TIAA-CREF Institutional Growth Equity Fund - Institutional Class	418,388
35,309	TIAA-CREF Institutional Inflation-Linked Bond Fund - Institutional Class	377,802
12,682	TIAA-CREF Institutional International Equity Fund - Institutional Class	140,137
30,359	TIAA-CREF Institutional Large-Cap Value Fund - Institutional Class	420,171
5,329	TIAA-CREF Institutional Real Estate Securities Fund - Institutional Class	69,868
4,728	TIAA-CREF Institutional Small-Cap Equity Fund - Institutional Class	69,263

	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	1,872,144
	(Cost $1,887,894)

	TOTAL PORTFOLIO - 98.32%
	(Cost $1,887,894)	1,872,144

	OTHER ASSETS AND LIABILITIES, NET - 1.68%	32,071

	NET ASSETS - 100.00%	$1,904,215

TIAA-CREF LIFECYCLE FUNDS - 2025 Fund

TIAA-CREF LIFECYCLE FUNDS
2025 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005
SHARES		VALUE

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - 98.60%
48,823	TIAA-CREF Institutional Bond Fund - Institutional Class	$492,133
106,205	TIAA-CREF Institutional Growth Equity Fund - Institutional Class	688,206
46,257	TIAA-CREF Institutional Inflation-Linked Bond Fund - Institutional Class	494,951
20,531	TIAA-CREF Institutional International Equity Fund - Institutional Class	226,865
49,777	TIAA-CREF Institutional Large-Cap Value Fund - Institutional Class	688,916
8,747	TIAA-CREF Institutional Real Estate Securities Fund - Institutional Class	114,668
7,848	TIAA-CREF Institutional Small-Cap Equity Fund - Institutional Class	114,980

	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	2,820,719
	(Cost $2,852,257)

	TOTAL PORTFOLIO - 98.60%
	(Cost $2,852,257)	2,820,719

	OTHER ASSETS AND LIABILITIES, NET - 1.40%	40,025

	NET ASSETS - 100.00%	$2,860,744

TIAA-CREF LIFECYCLE FUNDS - 2030 Fund

TIAA-CREF LIFECYCLE FUNDS
2030 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005
SHARES		VALUE

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - 96.37%
26,787	TIAA-CREF Institutional Bond Fund - Institutional Class	$270,011
72,991	TIAA-CREF Institutional Growth Equity Fund - Institutional Class	472,984
25,364	TIAA-CREF Institutional Inflation-Linked Bond Fund - Institutional Class	271,390
14,306	TIAA-CREF Institutional International Equity Fund - Institutional Class	158,085
34,457	TIAA-CREF Institutional Large-Cap Value Fund - Institutional Class	476,891
6,050	TIAA-CREF Institutional Real Estate Securities Fund - Institutional Class	79,311
5,414	TIAA-CREF Institutional Small-Cap Equity Fund - Institutional Class	79,311

	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	1,807,983
	(Cost $1,807,747)

	TOTAL PORTFOLIO - 96.37%
	(Cost $1,807,747)	1,807,983

	OTHER ASSETS AND LIABILITIES, NET - 3.63%	68,018

	NET ASSETS - 100.00%	$1,876,001

TIAA-CREF LIFECYCLE FUNDS - 2035 Fund

TIAA-CREF LIFECYCLE FUNDS
2035 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005
SHARES		VALUE

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - 97.60%
17,422	TIAA-CREF Institutional Bond Fund - Institutional Class	$175,613
60,849	TIAA-CREF Institutional Growth Equity Fund - Institutional Class	394,305
16,464	TIAA-CREF Institutional Inflation-Linked Bond Fund - Institutional Class	176,165
11,573	TIAA-CREF Institutional International Equity Fund - Institutional Class	127,883
28,301	TIAA-CREF Institutional Large-Cap Value Fund - Institutional Class	391,681
4,972	TIAA-CREF Institutional Real Estate Securities Fund - Institutional Class	65,182
4,450	TIAA-CREF Institutional Small-Cap Equity Fund - Institutional Class	65,195

	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	1,396,024
	(Cost $1,394,330)

	TOTAL PORTFOLIO - 97.60%
	(Cost $1,394,330)	1,396,024

	OTHER ASSETS AND LIABILITIES, NET - 2.40%	34,303

	NET ASSETS - 100.00%	$1,430,327

TIAA-CREF LIFECYCLE FUNDS - 2040 Fund

TIAA-CREF LIFECYCLE FUNDS
2040 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2005
SHARES		VALUE

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - 97.60%
14,074	TIAA-CREF Institutional Bond Fund - Institutional Class	$141,863
65,663	TIAA-CREF Institutional Growth Equity Fund - Institutional Class	425,497
13,245	TIAA-CREF Institutional Inflation-Linked Bond Fund - Institutional Class	141,720
12,598	TIAA-CREF Institutional International Equity Fund - Institutional Class	139,210
30,517	TIAA-CREF Institutional Large-Cap Value Fund - Institutional Class	422,354
5,341	TIAA-CREF Institutional Real Estate Securities Fund - Institutional Class	70,016
4,799	TIAA-CREF Institutional Small-Cap Equity Fund - Institutional Class	70,300

	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	1,410,960
	(Cost $1,409,797)

	TOTAL PORTFOLIO - 97.60%
	(Cost $1,409,797)	1,410,960

	OTHER ASSETS AND LIABILITIES, NET - 2.40%	34,655

	NET ASSETS - 100.00%	$1,445,615

Item 11. Controls and Procedures.

     (a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the principal executive officer and principal financial officer, concluded that the registrant’s disclosure controls and procedures were effective for this semi-annual reporting period.

     (b) Changes in internal controls. There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant's first fiscal half-year that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification.(EX-99.906CERT)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Date:	May 16, 2005	By:	/s/ Herbert M. Allison, Jr.

Herbert M. Allison, Jr.
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	May 16, 2005	By:	/s/ Herbert M. Allison, Jr.

Herbert M. Allison, Jr.
President and Chief Executive Officer
(principal executive officer)

Date:	May 16, 2005	By:	/s/ Russell Noles

Russell Noles
Vice President and Acting Chief Financial Officer,
Teachers Insurance and Annuity Association of America
(acting principal financial officer)

EXHIBIT LIST

Item 12. Exhibits.

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)